UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices)          (Zip code)
Eric E. Miller, Esq.
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(Name and address of agent for service)
Registrant’s telephone number, including area code: (484) 530-1300
Date of fiscal year end: October 31, 2007
Date of reporting period: November 1, 2006 through October 31, 2007
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

AnnualReport

October 31, 2007

Contents

1	Message to Shareholders
Core Equity Series*
4	Nationwide Large Cap Value Fund
11	Nationwide Mid Cap Growth Fund
18	Nationwide Small Cap Fund
26	Nationwide Value Opportunities Fund
Core Fixed Income Series*
47	Nationwide Bond Fund
56	Nationwide Enhanced Income Fund
65	Nationwide Government Bond Fund
72	Nationwide Short Duration Bond Fund
78	Nationwide Tax-Free Income Fund

111	Notes to Financial Statements

* Prior to May 1, 2007, each Fund was known as a Gartmore Fund.
Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwide.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the investment strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

2007 Annual Report 1

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Nationwide Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

While the Nationwide Bond Fund, the Nationwide Government Bond Fund, the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund invest primarily in securities of the U.S. government and its agencies, these Funds’ value is not guaranteed by these entities.

For some investors, income from the Nationwide Tax-Free Income Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Lehman Brothers (LB) Government/ Credit Bond Index: An unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity; gives a broad look at how the prices of these securities have performed.

Lehman Brothers (LB) Municipal Bond Index: An unmanaged index that gives a broad look at how the prices of municipal bonds have performed; includes approximately 15,000 municipal bonds that are rated Baa or better by Moody’s and have a maturity of at least two years.

Merrill Lynch (ML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

Merrill Lynch (ML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes

2 Annual Report 2007

only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information: Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Small Cap Fund and Nationwide Value Opportunities Fund Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Tax-Free Income Fund Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee.

Sales charge and fee information: Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 3

Nationwide Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Large Cap Value Fund (Class A at NAV) returned 8.38% versus 10.84% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large Cap-Value Funds (consisting of 504 funds as of Oct. 31, 2007) was 12.21% during the same time period.

Can you describe the market environment during the reporting period?

The U.S. large-capitalization equity market was strong during the reporting period. Large-cap growth stocks, as measured by the Russell 1000® Growth Index, outperformed large-cap value stocks, as measured by the Russell 1000 Value Index, returning 19.23% versus 10.84%, respectively. The most recent quarter will be remembered for the tremendous market volatility caused by a massive liquidity crisis in the fixed-income markets as well as the subprime mortgage meltdown. The liquidity crisis spilled over into the equity markets in August. Portfolios managed using quantitative strategies (such as the Fund), were adversely affected by the liquidity crunch. As a result, third quarter 2007 returns for the Fund lagged the Russell 1000 Value Index by 1.22%.

What areas detracted from Fund performance?

Three names that contributed most negatively to Fund performance during the reporting period were New Century Financial Corp. (NEWC), Countrywide Financial Corp. (CFC) and YRC Worldwide Inc. (YRCW). The investment premise that supported their purchase, and which governs all the Fund’s purchases, includes a company’s exposure to key fundamental factors that have historically led to outsized returns in our model. Some of these factors include deep value characteristics and earnings estimate revisions. Fortunately, we were able to make an opportunistic sale in NEWC as we anticipated deterioration in analyst earnings estimates beginning in January. The revision in analyst estimates had not been reflected in the model, but we believed that it would and that NEWC would become a prime sell candidate. Our pre-emptive action saved the Fund from the effects of an additional 99% downward move in the stock’s share price. We disposed of CFC more recently; since then, its price has continued to decline. Both companies were hurt by the deterioration of the subprime mortgage industry. YRCW, a trucking company, is a cyclical stock, and its share price has been pressured as the probability for a U.S. recession has gradually increased. This anticipated economic shift has hurt nearly all transportation stocks, as reflected by the year-to-date low in the Dow Jones Transportation Index on Nov. 9th. We continue to hold YRCW because our fundamental factors suggest that it is even more of a bargain at these share prices.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection continued to drive Fund performance. Recently, our holdings were affected positively by an improving macroeconomic backdrop that was supported by the Federal Reserve Board through its bank discount and federal funds interest-rate cuts. This lent support to select holdings for the Fund within the financials sector, such as ProLogis, an industrial REIT (real estate investment trust) that owns and manages distribution facilities throughout North America, Europe and Asia. Lower interest rates tend to support real estate valuations, but a weaker dollar provides an additional boost to REITs that derive a substantial portion of their income overseas, as ProLogis does. Large diversified REITs also provided a safe haven from the carnage that occurred within the credit markets that hurt specialty finance and mortgage REITs.

What is your outlook for the near term?

The portfolio is positioned to perform in a stock market that rewards investing in undervalued companies—those that are experiencing improving fundamentals. During the most recent quarter, the market seemed to ignore value factors and shift its attention toward strategies focused on earnings momentum. In interest-rate-sensitive stocks, positive cash flow momentum and positive earnings surprises were the most effective strategies. In the Fund’s high-growth area, stocks with the greatest increase in earnings estimates yielded the strongest results. In the steady-growth area, positive one-month earnings momentum seemed to discriminate between strong and weak returns. Finally, within cyclical stocks, earnings momentum and low financial leverage were important to the market. As a result, we have placed a slightly higher emphasis on earnings-related factors in our investment process. We continue to believe that a sound value investment philosophy should be coupled with a focus on earnings momentum.

We will continue to focus on delivering competitive, active large-cap value performance through the consistent use of quantitative stock selection and portfolio construction techniques. Given the high-profile nature of large-cap value stocks, achieving outperformance can be a challenge. We believe that the best route to success is adherence to our investment decision-making process.

Subadviser:

NorthPointe Capital LLC

Portfolio Manager:

Peter Cahill, CFA

4 Annual Report 2007

Nationwide Large Cap Value Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	8.38%	15.16%	7.54%	1.44%
	w/SC3	2.12%	13.82%	6.84%

Class B	w/o SC2	7.68%	14.45%	6.77%	2.06%
	w/SC4	3.02%	14.22%	6.77%

Class C5	w/o SC2	7.63%	14.45%	6.80%	2.06%
	w/SC6	6.70%	14.45%	6.80%

Class R [7,8]		7.91%	14.89%	7.00%	1.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000 Value Index. The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 5

Nationwide Large Cap Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Large Cap Value Fund		May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$995.20	$7.14	1.42%
	Hypothetical [1]	$1,000.00	$1,018.04	$7.25	1.42%

Class B	Actual	$1,000.00	$991.60	$10.54	2.10%
	Hypothetical [1]	$1,000.00	$1,014.61	$10.72	2.10%

Class C	Actual	$1,000.00	$991.90	$10.59	2.11%
	Hypothetical [1]	$1,000.00	$1,014.56	$10.77	2.11%

Class R	Actual	$1,000.00	$993.50	$8.74	1.74%
	Hypothetical [1]	$1,000.00	$1,016.43	$8.88	1.74%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

6 Annual Report 2007

Nationwide Large Cap Value Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.6%
Repurchase Agreements	0.5%
Other Investments*	1.7%
Liabilities in excess of other assets **	-1.8%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	14.2%
Diversified Financial Services	12.9%
Insurance	9.2%
Commercial Banks	6.7%
Diversified Telecommunication Services	6.4%
Pharmaceuticals	5.7%
Industrial Conglomerates	4.7%
Electric Utilities	3.8%
Multi-Utilities	2.7%
Leisure Equipment & Products	2.3%
Other	31.4%

100.0%

Top Holdings***

Exxon Mobil Corp.	4.8%
AT&T, Inc.	4.4%
General Electric Co.	4.2%
Chevron Corp.	4.0%
J.P. Morgan Chase & Co.	3.4%
ConocoPhillips	2.8%
American International Group, Inc.	2.7%
Wells Fargo & Co.	2.6%
Pfizer, Inc.	2.3%
Citigroup, Inc.	2.3%
Other	66.5%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 7

Statement of Investments
October 31, 2007

Nationwide Large Cap Value Fund

Common Stocks (99.6%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.9%)
DRS Technologies, Inc.	5,300	$304,432
L-3 Communications Holdings, Inc.	3,800	416,632

		721,064

Automobiles (0.7%)
General Motors Corp.	6,500	254,735

Beverages (0.9%)
Molson Coors Brewing Co.	6,200	354,826

Chemicals (1.7%)
Ashland, Inc.	6,300	369,936
Cytec Industries, Inc.	4,100	273,511

		643,447

Commercial Banks (6.7%)
Comerica, Inc.	8,600	401,448
Fifth Third Bancorp	9,800	306,544
PNC Bank Corp.	8,100	584,496
Wachovia Corp.	6,300	288,099
Wells Fargo & Co.	29,300	996,493

		2,577,080

Commercial Services & Supplies (0.9%)
Manpower, Inc.	4,400	328,856

Communications Equipment (0.4%)
CommScope, Inc.*	2,900	136,793

Computers & Peripherals (1.4%)
International Business Machines Corp.	4,700	545,764

Consumer Finance (0.6%)
American Express Co.	3,500	213,325

Containers & Packaging (0.5%)
Sonoco Products Co.	5,800	179,336

Diversified Financial Services (12.9%)
Bank of America Corp.	17,918	865,081
CIT Group, Inc.	4,600	162,104
Citigroup, Inc.	20,860	874,034
Goldman Sachs Group, Inc.	2,900	718,968
J.P. Morgan Chase & Co.	28,128	1,322,016
Merrill Lynch & Co., Inc.	8,300	547,966
State Street Corp.	6,200	494,574

		4,984,743

Diversified Telecommunication Services (6.4%)
AT&T, Inc.	40,352	1,686,310
Qwest Communications International, Inc.*	45,200	324,536
Verizon Communications, Inc.	10,200	469,914

		2,480,760

Electric Utilities (3.8%)
American Electric Power Co., Inc.	10,200	491,742
FPL Group, Inc.	9,100	622,622
Mirant Corp.*	8,500	360,060

		1,474,424

Electrical Equipment (0.5%)
Cooper Industries Ltd., Class A	3,900	204,321

Entertainment (1.1%)
Walt Disney Co. (The)	11,800	408,634

Food & Staples Retailing (0.6%)
Safeway, Inc.	7,300	248,200

Food Products (1.7%)
Corn Products International, Inc.	7,300	310,542
J.M. Smucker Co. (The)	6,500	347,295

		657,837

Health Care Providers & Services (0.6%)
HCP Inc.	6,700	228,068

Hotels, Restaurants & Leisure (1.2%)
Darden Restaurants, Inc.	4,500	193,500
McDonald’s Corp.	4,600	274,620

		468,120

Household Durables (0.6%)
Whirlpool Corp.	3,100	245,458

Household Products (2.1%)
Procter & Gamble Co. (The)	11,800	820,336

Industrial Conglomerates (4.7%)
General Electric Co.	39,300	1,617,588
Teleflex, Inc.	2,700	197,667

		1,815,255

Insurance (9.2%)
American International Group, Inc.	16,650	1,050,948
Chubb Corp. (The)	5,900	314,765
CIGNA Corp.	9,200	482,908

8 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Insurance (continued)
Hartford Financial Services Group, Inc. (The)	3,200	$310,496
Loews Corp.	9,000	441,810
MetLife, Inc.	5,000	344,250
Travelers Cos., Inc. (The)	11,700	610,857

		3,556,034

IT Services (0.4%)
Electronic Data Systems Corp.	7,100	153,289

Leisure Equipment & Products (2.3%)
Hasbro, Inc.	7,800	232,830
Time Warner, Inc.	35,500	648,230

		881,060

Machinery (1.1%)
Terex Corp.*	5,700	423,054

Media (0.7%)
Omnicom Group Inc.	5,500	280,390

Metals & Mining (1.3%)
Commercial Metals Co.	7,500	235,350
Reliance Steel & Aluminum Co.	4,200	245,070

		480,420

Multi-Utilities (2.7%)
CenterPoint Energy, Inc.	13,400	224,584
Oklahoma Gas & Electric Co.	6,400	245,120
Public Service Enterprise Group, Inc.	2,500	239,000
Sempra Energy	5,600	344,456

		1,053,160

Multiline Retail (1.2%)
Dillard’s, Inc. (a)	8,100	186,543
Wal-Mart Stores, Inc.	5,700	257,697

		444,240

Oil, Gas & Consumable Fuels (14.2%)
Chevron Corp.	17,000	1,555,670
ConocoPhillips	12,500	1,062,000
Exxon Mobil Corp.	20,000	1,839,800
Marathon Oil Corp.	9,600	567,648
Valero Energy Corp.	6,200	436,666

		5,461,784

Paper & Forest Products (0.7%)
International Paper Co.	6,900	255,024

Pharmaceuticals (5.7%)
Johnson & Johnson	4,000	260,680
Merck & Co., Inc.	8,300	483,558
Pfizer, Inc.	35,900	883,499
Wyeth	12,000	583,560

		2,211,297

Real Estate Investment Trusts (REITs) (1.7%)
Brandywine Realty Trust	11,200	289,744
Host Hotels & Resorts, Inc.	16,200	358,992

		648,736

Semiconductors & Semiconductor Equipment (0.5%)
National Semiconductor Corp.	7,600	191,064

Software (0.7%) (a)
FactSet Research Systems, Inc.	3,900	275,028

Specialty Retail (0.4%)
Home Depot, Inc. (The)	4,800	151,248

Textiles, Apparel & Luxury Goods (0.6%)
V.F. Corp.	2,700	235,251

Thrifts & Mortgage Finance (2.0%)
Fannie Mae	9,100	519,064
Hudson City Bancorp, Inc.	15,200	238,032

		757,096

Tobacco (1.3%)
Altria Group, Inc.	6,700	488,631

Transportation (0.5%) (a)
YRC Worldwide, Inc.*	8,400	206,472

Wireless Telecommunication Services (0.5%)
ALLTEL Corp.	2,900	206,335

Total Common Stocks (Cost $35,286,300)		38,350,995

2007 Annual Report 9

Statement of Investments (Continued)
October 31, 2007

Nationwide Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value
Repurchase Agreements (0.5%) Shares or Value Principal Amount

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $77,102, collateralized by U.S. Government Agency Mortgages with a market value of $78,634	$77,092	$77,092
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $96,139, collateralized by U.S. Government Agency Mortgages with a market value of $98,049	96,126	96,126

Total Repurchase Agreements		173,218
(Cost $173,218)

Securities Purchased with Collateral for Securities on Loan (1.7%)
Repurchase Agreement (1.7%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $659,565, collateralized by U.S. Government Agency Mortgages with a market value of $672,665	659,475	659,475

Total Securities Purchased with Collateral for Securities On Loan		659,475
(Cost $659,475)
		39,183,688
Total Investments (Cost $36,118,993) (b) — 101.8%
		(680,691)
Liabilities in excess of other assets — (1.8)%
		$ 38,502,997
NET ASSETS — 100.0%

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

10 Annual Report 2007

Nationwide Mid Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Mid Cap Growth Fund (Class A at NAV) returned 18.25% versus 19.72% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 604 funds as of Oct. 31, 2007) was 26.07% during the same time period.

Can you describe the market environment during the reporting period?

The equity markets saw an excessive amount of volatility during the reporting period, driven primarily by concerns about housing and related credit markets, along with slower economic growth in the United States. During the fall of 2007, however, the markets rallied, in part, due to an interest-rate cut by the Federal Reserve Board. Economists continue to anticipate slower economic growth for the remainder of the year. Periods of slowing economic and earnings growth typically have prompted investors to seek out higher-earnings-quality companies with superior business models. Against this backdrop, we anticipate a widening of the gap in earnings between higher-quality companies and their competitors. Historically, it is in such an environment that our investment style and process have been most rewarded.

What areas detracted from Fund performance?

The Fund’s performance was hampered by holdings in the industrials sector. Our position in consulting services provider The Corporate Executive Board Co. detracted from Fund performance because the company suffered a sharp decrease in demand for its services as overall corporate expenditures came under pressure during the reporting period. Also, Beacon Roofing Supply, Inc., a distribution company, was hurt by the downturn in the residential housing industry. We liquidated our positions in both companies due to deterioration in fundamentals.

What areas of investment provided the most positive relative returns for the Fund?

The top-performing sectors in the portfolio included health care and consumer discretionary, areas in which strong stock selection was the primary driver of Fund performance. The Fund’s health-care holdings benefited from our position in Intuitive Surgical, Inc., a manufacturer of an advanced surgical robot; the company has had strong demand for its state-of-the-art medical device. Within the consumer discretionary sector, Crocs, Inc. experienced strong performance driven by demand for its footwear and apparel products. We continue to own both of these stocks due to their growth profiles.

What is your outlook for the near term?

As we look forward, concerns about the housing and mortgage markets and speculation about the actions of the Federal Reserve could create near-term headwinds for the market. Despite these macroeconomic concerns, we continue to adhere to our bottom-up, fundamental approach to stock selection. Therefore, our strategy remains focused on companies that are high quality—namely, those that exhibit sustainable competitive advantages, low financial risk, greater-than-market earnings growth and attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection.

Subadviser:

NorthPointe Capital LLC

Portfolio Manager:

Robert D. Glise, CFA

2007 Annual Report 11

Nationwide Mid Cap Growth Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A2	w/o SC3	18.25%	16.91%	17.21%	1.89%	1.43%
	w/SC4	11.46%	15.53%	15.85%

Class B2	w/o SC3	17.33%	16.24%	16.54%	2.61%	2.15%
	w/SC5	12.33%	16.02%	16.44%

Class C2	w/o SC3	17.40%	16.25%	16.56%	2.61%	2.15%
	w/SC6	16.40%	16.25%	16.56%

Class R [2,7]		17.84%	16.73%	17.02%	2.31%	1.85%

Institutional Class[7]		18.60%	17.22%	17.51%	1.61%	1.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Nationwide Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Mid Cap Growth–an unmanaged index of medium-size U.S. companies with a capitalization range of $.835 billion to $31.120 billion as of October 31, 2007, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 Annual Report 2007

Nationwide Mid Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Mid Cap Growth Fund			May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,097.00	$7.40	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.14	$7.15	1.40%

Class B	Actual		$1,000.00	$1,093.10	$11.34	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.36	$10.97	2.15%

Class C	Actual		$1,000.00	$1,093.70	$11.35	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.36	$10.97	2.15%

Class R	Actual		$1,000.00	$1,096.60	$8.61	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.98	$8.32	1.63%

Institutional Class	Actual		$1,000.00	$1,099.30	$6.09	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.40	$5.87	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 13

Nationwide Mid Cap Growth Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.2%
Repurchase Agreements	2.4%
Other assets in excess of liabilities	1.4%

100.0%

Top Industries

Diversified Financial Services	7.4%
Textiles, Apparel & Luxury Goods	6.6%
Semiconductors & Semiconductor Equipment	5.7%
IT Services	5.7%
Oil, Gas & Consumable Fuels	5.5%
Health Care Providers & Services	5.2%
Health Care Equipment & Supplies	5.1%
Life Sciences Tools & Services	4.0%
Specialty Retail	3.9%
Communications Equipment	3.4%
Other	47.5%

100.0%

Top Holdings*

Fiserv, Inc.	3.0%
Express Scripts, Inc.	2.3%
Thermo Fisher Scientific, Inc.	2.3%
Dealertrack Holdings, Inc.	2.2%
Crocs, Inc.	2.0%
XTO Energy, Inc.	2.0%
IntercontinentalExchange, Inc.	2.0%
MEMC Electronic Materials, Inc.	1.8%
Waters Corp.	1.7%
Barr Pharmaceuticals, Inc.	1.7%
Other	79.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

14 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Mid Cap Growth Fund

Common Stocks (96.2%)

	Shares or
	Principal Amount	Value

Air Freight & Logistics (0.5%)
Expeditors International of Washington, Inc.	780	$39,507

Auto Components (2.7%)
Gentex Corp.	5,410	112,420
LKQ Corp.*	2,700	104,112

		216,532

Automobiles (1.1%)
Oshkosh Truck Corp.	1,660	89,972

Capital Markets (1.1%)
Affiliated Managers Group, Inc.*	640	84,192

Chemicals (1.6%)
Ecolab, Inc.	2,670	125,944

Commercial Bank (0.9%)
Marshall & Ilsley Corp.	1,700	72,590

Commercial Services & Supplies (1.9%)
Dun & Bradstreet Corp.	750	72,638
Stericycle, Inc.*	1,350	78,745

		151,383

Communications Equipment (3.4%)
Comverse Technology, Inc.*	3,730	71,691
Foundry Networks, Inc.*	4,680	98,935
NeuStar, Inc.*	2,860	97,812

		268,438

Computers & Peripherals (2.1%)
Logitech International S.A.*	2,750	97,130
Network Appliance, Inc.*	2,130	67,074

		164,204

Construction & Engineering (1.4%)
Aecom Technology Corp.*	3,320	112,116

Consumer Goods (1.1%)
Jarden Corp.*	2,385	84,715

Containers & Packaging (1.2%)
Ball Corp.	1,960	97,177

Diversified Consumer Services (1.3%)
DeVry, Inc.	1,900	103,911

Diversified Financial Services (7.4%)
CME Group, Inc.	170	113,262
GFI Group, Inc.*	1,390	119,985
Interactive Brokers Group, Inc., Class A*	4,380	126,451
IntercontinentalExchange, Inc.*	860	153,252
TD Ameritrade Holding Corp.*	3,770	72,158

		585,108

Electrical Equipment (1.7%)
Belden CDT, Inc.	1,400	81,578
General Cable Corp.*	700	50,393

		131,971

Energy Equipment & Services (1.9%)
Patterson-UTI Energy, Inc.	4,210	83,947
TETRA Technologies, Inc.*	3,550	69,900

		153,847

Health Care Equipment & Supplies (5.1%)
Immucor, Inc.*	2,780	89,655
Intuitive Surgical, Inc.*	380	124,210
St. Jude Medical, Inc.*	3,190	129,929
Ventana Medical Systems, Inc.*	670	58,960

		402,754

Health Care Providers & Services (6.8%)
Apollo Group, Inc.*	1,600	126,816
Express Scripts, Inc.*	2,880	181,728
Patterson Cos., Inc.*	3,370	131,801
VCA Antech, Inc.*	2,110	97,165

		537,510

Hotels, Restaurants & Leisure (1.5%)
Penn National Casinos & Gambling, Inc.*	1,930	119,178

Insurance (1.9%)
Brown & Brown, Inc.	3,480	87,661
W.R. Berkley Corp.	2,145	64,543

		152,204

Internet & Catalog Retail (1.0%)
Priceline.com, Inc.*	900	83,790

Internet Software & Services (2.2%)
Dealertrack Holdings, Inc.*	3,600	176,724

2007 Annual Report 15

Statement of Investments (Continued)
October 31, 2007

Nationwide Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

IT Services (5.7%)
Cognizant Technology Solutions Corp.*	2,100	$87,066
Fiserv, Inc.*	4,280	237,112
VeriFone Holdings, Inc.*	2,660	131,484

		455,662

Life Sciences Tools & Services (4.0%)
Thermo Fisher Scientific, Inc.*	3,080	181,135
Waters Corp.*	1,800	138,564

		319,699

Machinery (3.1%)
Actuant Corp.	1,710	117,956
Graco, Inc.	730	28,733
Harsco Corp.	1,630	98,810

		245,499

Media (0.7%)
Focus Media Holding Ltd. ADR — KY*	970	60,140

Oil, Gas & Consumable Fuels (5.5%)
EOG Resources, Inc.	1,010	89,486
Matrix Service Corp.*	2,830	83,457
World Fuel Services Corp.	2,430	107,624
XTO Energy, Inc.	2,350	155,993

		436,560

Pharmaceutical (1.7%)
Barr Pharmaceuticals, Inc.*	2,410	138,141

Real Estate Management & Development (0.6%)
CB Richard Ellis Group, Inc., Class A*	1,990	48,516

Road & Rail (1.0%)
J.B. Hunt Transport Services, Inc.	2,920	80,942

Semiconductors & Semiconductor Equipment (5.7%)
Diodes, Inc.*	2,676	88,469
MEMC Electronic Materials, Inc.*	1,950	142,779
On Semiconductor Corp.*	6,170	62,934
SiRF Technology Holdings, Inc.*	2,790	83,170
Tessera Technologies, Inc.*	2,070	79,053

		456,405

Software (2.7%)
Intuit, Inc.*	3,150	101,335
MICROS Systems, Inc.*	1,550	111,321

		212,656

Specialty Retail (3.9%)
Abercrombie & Fitch Co.	890	70,488
Gamestop Corp.*	2,190	129,692
J Crew Group, Inc.*	1,380	51,612
Williams Sonoma, Inc.	1,750	55,020

		306,812

Textiles, Apparel & Luxury Goods (6.6%)
Coach, Inc.*	2,320	84,819
Crocs, Inc.*	2,160	161,460
Gildan Activewear, Inc.*	2,100	94,353
Iconix Brand Group, Inc.*	5,510	125,904
Phillips-Van Heusen Corp.	1,200	57,360

		523,896

Trading Companies & Distributors (2.7%)
Fastenal Co.	2,540	112,979
MSC Industrial Direct Co., Class A	2,060	100,343

		213,322

Wireless Telecommunication Services (2.5%)
Millicom International Cellular S.A.*	740	86,935
NII Holdings, Inc.*	1,880	109,040

		195,975

Total Common Stocks (Cost $6,161,148)		7,647,992

16 Annual Report 2007

Common Stocks (continued)

Shares or
Principal Amount	Value

Wireless Telecommunication Services (continued)

Repurchase Agreements (2.4%)

	Shares or
	Principal Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $84,939, collateralized by U.S. Government Agency Mortgages with a market value of $86,627	$84,928	$84,928
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $105,911, collateralized by U.S. Government Agency Mortgages with a market value of $108,015	105,897	105,897

Total Repurchase Agreements
(Cost $190,825)		190,825

Total Investments (Cost $6,351,973) (a) — 98.6%		7,838,817
Other assets in excess of liabilities — 1.4%		111,640

NET ASSETS — 100.0%		$7,950,457

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

KY	Cayman Islands

See Accompanying Notes to Financial Statements.

2007 Annual Report 17

Nationwide Small Cap Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Small Cap Fund (Class A at NAV) returned 10.60% versus 9.27% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 757 funds as of Oct. 31, 2007) was 10.50% during the same time period.

Can you describe the market environment during the reporting period?

After a long run of outperformance in prior periods, small-capitalization stocks trailed their large-cap and mid-cap counterparts. Gains on the value side of the small-cap sector were particularly muted, in large part due to the predominance of financial stocks in the small-cap value universe. Financials were hampered by significant deterioration in the U.S. housing and mortgage markets, with surging delinquencies and defaults among subprime borrowers. On the other hand, the small-cap growth segment was aided by its heavier emphasis on technology stocks, which as a group significantly outperformed the benchmark. Rising crude oil prices, which ended the period near $90 per barrel, also contributed to investors’ nervousness. That said, the broader economy remained relatively healthy, and the Federal Reserve Board helped maintain liquidity by cutting interest rates.

What areas of investment provided the most positive relative returns for the Fund?

Packaging stock Owens-Illinois, Inc., merits mention as one of the Fund’s leading contributors. Hiring a new chief executive officer with a focus on cutting costs appeared to pay off, because the company began to consistently beat its earnings estimates. Defense contractor EDO Corp. also added value to the Fund’s returns. After a rough patch, the company began winning some profitable contracts, and in September EDO received a favorable buyout offer from ITT Corp. A strong performer in the technology space was Fund holding Technitrol, Inc., a maker of electrical components used in a variety of applications, including cellular handsets. As a key customer’s fortunes improved during the reporting period, so did Technitrol’s.

What areas detracted from Fund performance?

Detractors to Fund performance included consumer electronics retailer Circuit City Stores, Inc. We thought the company’s profit margins would improve after several competitors went out of business, but unfavorable locations for many of the stores and increased competition on low-end items kept downward pressure on margins. Mortgage insurance provider Triad Guaranty Inc. was a casualty of the summer credit crunch, and we sold this Fund holding. Homebuilder Standard Pacific Corp. was a stock we thought we bought well at roughly 80% of book value after the price had declined in previous cycles. However, the credit crisis drove it much lower. In the energy sector, performance was dampened by Aurora Oil & Gas Corp. While this stock fit our theme of trying to own some emerging natural gas plays, the company’s execution was disappointing, as was its communication with Wall Street.

What is your outlook for the near term?

While there is broad agreement that the U.S. economy is likely to slow further, the real question is whether the nation is headed for a recession or merely a mid-cycle slowdown. So far, overseas growth has provided a helpful counterpoint to weakness in the United States. That said, signs point to the start of a slowdown in Europe as well. For now, we favor the mild slowdown scenario and have positioned the Fund with underweightings in the sectors with the most apparent vulnerability in this particular economic cycle, financials and consumer discretionary. We have overweighted technology and industrials, both of which tend to benefit from healthier demand abroad.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Charles Purcell, CFA; William Gerlach, CFA; and Gary Haubold, CFA

18 Annual Report 2007

Nationwide Small Cap Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	10.60%	25.62%	14.28%	1.42%
	w/ SC3	4.24%	24.13%	13.53%

Class B	w/o SC2	9.81%	24.82%	13.56%	2.11%
	w/ SC4	4.81%	24.65%	13.56%

Class C5	w/o SC2	9.79%	24.80%	13.58%	2.11%
	w/ SC6	8.79%	24.80%	13.58%

Class R [7,9]		10.28%	25.30%	13.81%	1.81%

Institutional Service Class [9]		10.77%	25.92%	14.52%	1.28%

Institutional Class[8,9]		10.88%	25.96%	14.54%	1.11%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 19

Nationwide Small Cap Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

		Beginning	Ending
		Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Small Cap Fund		May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Class A	Actual	$1,000.00	$990.70	$7.07	1.41%
	Hypothetical [1]	$1,000.00	$1,018.09	$7.20	1.41%

Class B	Actual	$1,000.00	$987.00	$10.62	2.12%
	Hypothetical [1]	$1,000.00	$1,014.51	$10.82	2.12%

Class C	Actual	$1,000.00	$987.00	$10.62	2.12%
	Hypothetical [1]	$1,000.00	$1,014.51	$10.82	2.12%

Class R	Actual	$1,000.00	$990.10	$8.18	1.63%
	Hypothetical [1]	$1,000.00	$1,016.98	$8.32	1.63%

Institutional Service Class	Actual	$1,000.00	$991.90	$5.72	1.14%
	Hypothetical [1]	$1,000.00	$1,019.45	$5.82	1.14%

Institutional Class	Actual	$1,000.00	$992.20	$5.67	1.13%
	Hypothetical [1]	$1,000.00	$1,019.50	$5.77	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

20 Annual Report 2007

Nationwide Small Cap Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.4%
Other Investments*	26.0%
Liabilities in excess of other assets**	-25.4%

100.0%

Top Industries

Software	6.5%
Communications Equipment	6.5%
Oil, Gas & Consumable Fuels	6.2%
Commercial Services & Supplies	5.7%
Real Estate Investment Trusts (REITs)	5.6%
Insurance	4.8%
Health Care Providers & Services	4.1%
Commercial Banks	4.1%
Health Care Equipment & Supplies	3.7%
Specialty Retail	3.5%
Other	49.3%

100.0%

Top Holdings

Volt Information Sciences, Inc.	1.7%
Genesis Lease Ltd. ADR — IE	1.5%
Hythiam, Inc.	1.5%
Powerwave Technologies, Inc.	1.4%
Euronet Worldwide, Inc.	1.4%
Pactiv Corp.	1.3%
HCC Insurance Holdings, Inc.	1.2%
Quest Software, Inc.	1.2%
Parametric Technology Corp.	1.2%
Inverness Medical Innovations, Inc.	1.1%
Other	86.5%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

2007 Annual Report 21

Statement of Investments
October 31, 2007

Nationwide Small Cap Fund

Common Stocks (99.4%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.6%)
AAR Corp.*	188,050	$6,027,002
AerCap Holdings NV*	441,460	11,129,207
DRS Technologies, Inc.	116,200	6,674,528
MTC Technologies, Inc.*	331,060	6,055,087

		29,885,824

Airlines (2.0%)
AirTran Holdings, Inc.* (a)	662,285	6,894,387
AMR Corp.*	196,090	4,706,160
US Airways Group, Inc.*	423,530	11,714,840

		23,315,387

Beverages (0.2%) (a)
MGP Ingredients, Inc.	262,535	2,504,584

Biotechnology (1.1%) (a)
ARIAD, Inc.*	265,000	1,351,500
Array BioPharma, Inc.*	160,000	1,792,000
C.V. Therapeutics, Inc.*	97,300	996,352
Exelixis, Inc.*	238,420	2,622,620
Sangamo BioSciences, Inc.*	303,510	5,763,655

		12,526,127

Capital Markets (2.9%)
Cowen Group, Inc.* (a)	351,070	4,261,990
Evercore Partners, Inc.	109,780	2,846,595
Highland Distressed Opportunities, Inc.	502,900	5,597,277
Jefferies Group, Inc.	127,750	3,414,758
Penson Worldwide, Inc.* (a)	273,631	4,632,573
Sanders Morris Harris Group, Inc. (a)	827,500	7,521,975
Thomas Weisel Partners Group, Inc.*	325,252	5,174,759

		33,449,927

Chemicals (0.8%)
Cytec Industries, Inc.	139,760	9,323,390

Commercial Banks (4.1%)
Bank of the Ozarks, Inc. (a)	92,166	2,668,206
Banner Corp. (a)	63,030	2,058,560
Cadence Financial Corp. (a)	366,513	5,944,841
Cullen/ Frost Bankers, Inc. (a)	94,080	5,003,174
East West Bancorp, Inc.	98,050	3,308,207
First Midwest Bancorp, Inc. (a)	179,650	6,050,612
People’s United Financial	455,530	8,099,323
Provident Bankshares Corp. (a)	111,450	2,749,471
Webster Financial Corp.	151,590	5,493,622
Wintrust Financial Corp. (a)	143,248	5,262,932

		46,638,948

Commercial Services & Supplies (5.7%)
Clean Harbors, Inc.* (a)	77,620	3,821,232
Consolidated Graphics, Inc.* (a)	136,106	8,708,062
Ennis, Inc.	112,615	2,301,851
Knoll, Inc.	133,740	2,539,723
LECG Corp.* (a)	599,814	10,502,743
Standard Register Co. (a)	640,000	8,211,200
UTI Worldwide, Inc.	348,900	8,900,439
Volt Information Sciences, Inc.* (a)	1,261,460	19,615,703

		64,600,953

Communications Equipment (6.5%)
Bel Fuse, Inc., Class B (a)	226,610	7,210,730
Black Box Corp.	185,690	7,423,886
C&D Technologies, Inc.* (a)	2,499,539	12,047,778
Finisar Corp.* (a)	2,621,810	6,082,599
Ixia*	430,960	4,507,842
JDS Uniphase Corp.* (a)	284,130	4,335,824
Powerwave Technologies, Inc.* (a)	2,891,511	16,076,801
Sycamore Networks, Inc.*	2,009,530	8,580,693
Tellabs, Inc.*	911,540	8,030,668

		74,296,821

Computers & Peripherals (0.3%)
Brocade Communications Systems, Inc.*	387,960	3,689,500

Construction & Engineering (0.9%) (a)
Sterling Construction Co., Inc.*	403,535	10,031,880

Consumer Finance (0.4%)
Lazard Ltd.	96,430	4,840,786

Containers & Packaging (1.3%)
Pactiv Corp.*	556,280	15,281,012

Diversified Consumer Services (0.4%)
Career Education Corp.*	112,940	4,036,476

Diversified Telecommunication Services (2.0%)
Alaska Communications Systems Holdings, Inc. (a)	289,800	4,715,046
Cincinnati Bell, Inc.*	1,580,090	8,564,088
Globalstar, Inc.* (a)	1,083,720	9,341,666

		22,620,800

22 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electric Utilities (0.5%)
Cleco Corp.	100,000	$2,635,000
ITC Holdings Corp. (a)	48,420	2,771,561

		5,406,561

Electrical Equipment (0.1%)
Acuity Brands, Inc.	17,910	856,098

Electronic Equipment & Instruments (3.4%)
Bell Microproducts, Inc.* (a)	1,504,042	9,009,211
Ingram Micro, Inc.*	302,040	6,415,329
Jabil Circuit, Inc.	275,970	5,996,828
Tech Data Corp.*	149,020	5,860,957
Technitrol, Inc. (a)	396,065	11,648,272

		38,930,597

Energy Equipment & Services (1.0%)
Hercules Offshore, Inc.* (a)	275,045	7,437,217
Superior Well Services, Inc.* (a)	158,411	3,231,584
Tidewater, Inc.	15,600	852,852

		11,521,653

Food & Staples Retailing (1.7%)
B&G Foods, Inc.	511,360	6,115,866
Performance Food Group Co.* (a)	310,456	8,379,207
Treehouse Foods, Inc.*	190,388	5,311,825

		19,806,898

Food Products (0.5%)
Smithfield Foods, Inc.*	201,770	5,784,746

Health Care Equipment & Supplies (3.7%)
Accuray, Inc.* (a)	78,818	1,584,242
Cutera, Inc.* (a)	19,752	484,319
I-Flow Corp.*	140,000	2,552,200
IDEXX Laboratories, Inc.*	30,161	3,673,007
Immucor, Inc.* (a)	33,742	1,088,179
Insulet Corp.* (a)	159,495	3,993,755
Inverness Medical Innovations, Inc.* (a)	212,720	12,782,345
Iridex Corp. *	843,557	4,099,687
Neurometrix, Inc. (a)	498,891	4,290,463
Northstar Neuroscience, Inc.* (a)	52,500	695,625
Spectranetics Corp.* (a)	132,342	2,117,472
Tomotherapy, Inc.*	124,450	2,721,721
Xtent, Inc.* (a)	217,000	2,215,570

		42,298,585

Health Care Providers & Services (4.1%)
Capital Senior Living Corp.* (a)	94,400	843,936
Five Star Quality Care, Inc.* (a)	1,109,142	10,148,649
Hythiam, Inc.* (a)(c)	2,313,643	16,889,594
LHC Group, Inc.* (a)	433,142	9,953,603
Nighthawk Radiology Holdings, Inc.* (a)	116,322	2,738,220
Skilled Healthcare Group, Inc.*	210,600	3,449,628
Sun Healthcare Group, Inc.* (a)	173,870	2,808,001

		46,831,631

Hotels, Restaurants & Leisure (2.5%)
Great Wolf Resorts, Inc.* (a)	847,938	11,074,070
Multimedia Games, Inc.* (a)	169,710	1,496,842
Papa John’s International, Inc.*	122,000	2,842,600
Ruby Tuesday, Inc.	546,620	8,729,521
Scientific Games Corp.* (a)	125,570	4,539,356

		28,682,389

Household Durables (1.3%)
Kimball International, Inc., Class B	843,776	11,247,534
Standard Pacific Corp. (a)	853,350	4,096,080

		15,343,614

Independent Finance (0.3%)
KKR Financial Holdings LLC	188,130	2,936,709

Insurance (4.8%)
Brown & Brown, Inc. (a)	223,504	5,630,066
First Mercury Financial Corp.* (a)	130,108	2,881,892
Hanover Insurance Group, Inc.	233,760	10,769,323
HCC Insurance Holdings, Inc.	474,410	14,180,115
IPC Holdings Ltd. (a)	284,060	8,496,234
MBIA, Inc.	72,090	3,102,754
Safety Insurance Group, Inc. (a)	161,238	5,798,118
Security Capital Assurance Ltd. (a)	339,940	4,460,013

		55,318,515

Internet & Catalog Retail (0.2%) (a)
dELiA*s, Inc.*	525,900	1,772,283

Internet Software & Services (0.8%)
EarthLink, Inc.*	1,208,400	9,558,444

IT Services (1.4%) (a)
Euronet Worldwide, Inc.*	498,285	15,960,068

Life Sciences Tools & Services (0.8%)
Charles River Laboratories International, Inc.*	38,940	2,258,520
Kendle International, Inc.* (a)	43,950	1,772,504
Pharmaceutical Product Development, Inc.	118,568	5,008,312

		9,039,336

2007 Annual Report 23

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Machinery (1.1%)
Freightcar America, Inc.	84,460	$3,648,672
Trimas Corp.*	537,920	8,606,720

		12,255,392

Manufacturing (0.2%)
Power Medical Interventions, Inc.*	215,324	2,573,122

Marine (0.2%)
Eagle Bulk Shipping, Inc.	61,600	2,099,944
Genco Shipping & Trading Ltd.	7,700	553,553

		2,653,497

Media (2.0%)
Cinemark Holdings, Inc. (a)	555,600	9,561,876
GateHouse Media, Inc. (a)	609,250	7,000,282
R.H. Donnelley Corp.*	105,530	5,788,321

		22,350,479

Metals & Mining (1.9%)
A.M. Castle & Co. (a)	163,518	4,921,892
Century Aluminum Co.*	6,085	354,086
Claymont Steel Holdings, Inc.* (a)	65,766	1,347,545
Commercial Metals Co.	66,310	2,080,808
Grupo Simec, SA de C.V. ADR — MX* (a)	396,120	4,179,066
Horsehead Holding Corp.*	102,160	2,329,248
Olympic Steel, Inc. (a)	239,950	6,245,899

		21,458,544

Multi-Utility (0.6%)
CMS Energy Corp.	413,201	7,012,021

Multiline Retail (0.9%) (a)
Fred’s, Inc.	948,020	10,049,012

Oil, Gas & Consumable Fuels (6.2%)
Aurora Oil & Gas Corp.* (a)	3,228,268	4,584,141
C Energy, Inc.*	120,630	2,750,364
Cabot Oil & Gas Corp.	307,836	12,218,011
Energy Partners Ltd.* (a)	171,200	2,627,920
Evergreen Energy, Inc.* (a)	1,215,493	5,724,972
Geomet, Inc.* (a)	726,189	3,812,492
Gulfport Energy Corp.* (a)	324,151	7,176,703
Ivanhoe Energy, Inc.* (a)	233,800	572,810
Kodiak Oil & Gas Corp.* (a)	321,238	738,848
Parallel Petroleum Corp.* (a)	158,658	3,247,729
Penn Virginia Corp.	45,440	2,199,296
Petrohawk Energy Corp.* (a)	78,702	1,455,987
RAM Energy Resources, Inc.* (a)	2,164,149	11,643,122
Rex Energy Corp.*	58,400	577,576
Swift Energy Co.* (a)	73,252	3,474,342
USEC, Inc.* (a)	577,830	5,084,904
Warren Resources, Inc.* (a)	191,707	2,910,112

		70,799,329

Personal Products (0.8%) (a)
Physicians Formula Holdings, Inc.*	811,160	9,652,804

Pharmaceuticals (1.3%) (a)
Acadia Pharmaceuticals, Inc.*	497,770	7,655,703
Adolor Corp.*	98,276	343,966
Molecular Insight Pharmaceuticals, Inc.*	434,226	2,931,025
Momenta Pharmaceuticals, Inc.*	298,154	3,878,984
Poniard Pharmaceuticals, Inc.*	40,000	185,600

		14,995,278

Real Estate Investment Trusts (REITs) (5.6%)
Ashford Hospitality Trust	927,320	9,124,829
Capstead Mortgage Corp.	126,620	1,471,324
CBL & Associates Properties, Inc.	136,110	4,506,602
CBRE Realty Finance, Inc. (a)	672,330	3,280,970
Deerfield Triarc Capital Corp. (a)	1,251,451	11,951,357
First Industrial Realty Trust	257,890	10,509,017
HFF, Inc., Class A* (a)	315,450	3,170,273
Mack-Cali Realty Corp.	142,310	5,634,053
MFA Mortgage Investments, Inc.	749,730	6,417,689
Quadra Realty Trust, Inc. (a)	949,910	7,855,756

		63,921,870

Real Estate Management & Development (0.4%)
Dupont Fabros Technology, Inc.*	207,130	4,449,152

Road & Rail (1.3%) (a)
Celadon Group, Inc.*	458,338	3,666,704
Old Dominion Freight Line, Inc.*	479,050	10,821,739

		14,488,443

Semiconductors & Semiconductor Equipment (3.4%)
Cirrus Logic, Inc.*	796,634	4,899,299
DSP Group, Inc.* (a)	216,361	3,416,340
Integrated Device Technology, Inc.*	128,160	1,721,189
LSI Logic Corp.* (a)	876,510	5,784,966
Qimonda AG ADR — DE* (a)	372,960	3,602,794
RF Micro Devices, Inc.* (a)	1,909,942	11,879,839
Silicon Motion Technology Corp. ADR — KY*	130,220	3,255,500
Spansion, Inc., Class A* (a)	552,250	3,893,362

		38,453,289

24 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Service Companies (0.6%)
Brookdale Senior Living, Inc. (a)	144,994	$5,348,829
Genpact Ltd.*	86,460	1,383,360

		6,732,189

Software (6.5%)
Borland Software Corp.*	2,402,050	10,520,979
Compuware Corp.*	1,245,600	12,456,000
Corel Corp.* (a)	500,865	6,471,176
Epicor Software Corp.*	350,360	4,092,205
INVESTools, Inc.*	79,340	1,157,571
Novell, Inc.*	1,116,330	8,439,455
Parametric Technology Corp.* (a)	699,945	13,368,949
Quest Software, Inc.*	770,180	13,401,132
Tibco Software, Inc.*	512,030	4,700,435

		74,607,902

Specialty Retail (3.5%)
Build-A-Bear-Workshop, Inc.*	319,420	6,196,748
Charlotte Russe Holding, Inc.*	175,180	2,538,358
Circuit City Stores, Inc.	1,129,100	8,953,763
CSK Auto Corp.* (a)	295,020	3,363,228
DSW, Inc. Class A* (a)	136,940	3,081,150
Group 1 Automotive, Inc. (a)	352,170	10,934,878
Hot Topic, Inc.* (a)	611,771	4,686,166

		39,754,291

Textiles, Apparel & Luxury Goods (0.2%)
Oxford Industries, Inc.	65,730	1,703,064

Thrifts & Mortgage Finance (0.7%) (a)
NewAlliance Bancshares, Inc.	182,735	2,556,462
Westfield Financial, Inc.	564,960	5,751,293

		8,307,755

Trading Companies & Distributors (1.4%)
H&E Equipment Services, Inc.*	414,090	7,300,407
WESCO International, Inc.*	182,020	8,491,233

		15,791,640

Transportation (1.5%)
Genesis Lease Ltd. ADR — IE	774,171	16,985,312

Transportation Infrastructure (0.2%)
Aegean Marine Petroleum Network, Inc.	51,570	2,112,823

Wireless Telecommunication Services (0.6%) (a)
Switch & Data, Inc.*	342,230	6,735,086

Total Common Stocks (Cost $1,234,773,317)		1,134,932,836

Repurchase Agreements (26.0%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $296,737,385, collateralized by U.S. Government Agency Mortgages with a market value of $302,630,773	$296,696,836	296,696,836

Total Securities Purchased with Collateral for Securities on Loan		296,696,836

(Cost $296,696,836)
Total Investments (Cost $1,531,470,153) (b) — 125.4%		1,431,629,672
Liabilities in excess of other assets — (25.4)%		(290,264,829)

NET ASSETS — 100.0%		$1,141,364,843

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(c)	Restricted Security (See Note 10).

ADR	American Depositary Receipt

DE	Germany

IE	Ireland

KY	Cayman Islands

MX	Mexico

See Accompanying Notes to Financial Statements.

2007 Annual Report 25

Nationwide Value Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Value Opportunities Fund (Class A at NAV) returned 6.01% versus 9.27% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 757 funds as of Oct. 31, 2007) was 10.50% during the same time period.

Can you describe the market environment during the reporting period?

The last several months of the reporting period proved to be challenging for small-cap stocks, as measured by the Russell 2000 Index. Since reaching an all-time high in mid-July, the Index underperformed its larger counterpart, the Standard & Poor’s 500® (S&P 500) Index. Several macroeconomic concerns led to this underperformance. The weak U.S. dollar and concerns about the health of the U.S. consumer led some investors to seek out larger companies that typically have greater exposure to foreign end markets. Further, persistent concerns in the credit market eliminated the takeover premium that many small-cap stocks were afforded earlier in the year.

What areas detracted from Fund performance?

Financials-sector stock RAIT Financial Trust was the worst performing stock in the Fund. Concerns about the state of the U.S. consumer and credit-rating quality led to a large decline in the value of subprime loans as well as most stocks affiliated with subprime lending. While RAIT Financial operates as a real estate investment trust with minimal exposure to the subprime market, the stock was affected nevertheless. At the height of the subprime concerns, the stock price of RAIT declined approximately 75% within a 30-day period, only to subsequently rebound nearly 50% toward the end of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, strong stock selection in the consumer discretionary and health-care sectors enhanced Fund performance. Consumer discretionary stocks Priceline.com, Inc. and LKQ Corp. were particularly strong performers for the Fund. Consistently, Priceline.com continued to successfully leverage its position in the Internet commerce space, as evidenced by quarterly earnings reports that exceeded consensus expectations for each quarter of the reporting period. Investors bid up the stock of LKQ Corp. after the company announced that it would acquire another competitor in the automotive replacement parts industry. Health-care sector stock Chemed Corp. also was a solid performer for the Fund. Chemed provides hospice services and was able to manage through a difficult Medicare reimbursement environment to deliver several quarters of positive earnings surprises.

What is your outlook for the near term?

While the U.S. economy has become weaker, the enduring strength of the global economy continues to support a positive outlook for many companies, particularly in the technology and industrials sectors. With the anticipation of frequent and attractive takeover premiums likely no longer factored into the investment landscape, investors are more likely to focus on traditional elements of valuation and company fundamentals. We believe that our investment process is best suited to such an environment and believe that our investment discipline and style will yield favorable results.

Subadviser:

NorthPointe Capital LLC

Portfolio Managers:

Jeffrey Petherick, CFA, and Mary C. Champagne, CFA

26 Annual Report 2007

Nationwide Value Opportunities Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	6.01%	15.58%	11.49%	1.60%	1.36%
	w/SC3	-0.12%	14.23%	10.65%

Class B	w/o SC2	5.26%	14.82%	10.77%	2.34%	2.10%
	w/SC4	0.70%	14.58%	10.77%

Class C5	w/o SC2	5.27%	14.80%	10.77%	2.34%	2.10%
	w/SC6	4.35%	14.80%	10.77%

Class R [7,9]		5.54%	15.23%	11.02%	2.04%	1.80%

Institutional Class [8,9]		6.32%	15.57%	11.23%	1.34%	1.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 27

Nationwide Value Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Value Opportunities			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$980.80	$6.74	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.39	$6.89	1.35%

Class B	Actual		$1,000.00	$977.10	$10.47	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.61	$10.72	2.10%

Class C	Actual		$1,000.00	$977.80	$10.47	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.61	$10.72	2.10%

Class R	Actual		$1,000.00	$979.70	$8.03	1.61%
	Hypothetical	[1]	$1,000.00	$1,017.08	$8.22	1.61%

Institutional Class	Actual		$1,000.00	$982.50	$5.40	1.08%
	Hypothetical	[1]	$1,000.00	$1,019.76	$5.51	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

28 Annual Report 2007

Nationwide Value Opportunities Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.7%
Repurchase Agreements	0.5%
Other Investments*	4.4%
Liabilities in excess of other assets**	-4.6%

100.0%

Top Industries

Insurance	5.8%
Oil, Gas & Consumable Fuels	5.2%
Commercial Banks	5.0%
Communications Equipment	4.4%
Real Estate Investment Trusts (REITs)	4.1%
Semiconductors & Semiconductor Equipment	3.9%
Computers & Peripherals	3.9%
Software	3.7%
Chemicals	3.6%
Auto Components	3.4%
Other	57.0%

100.0%

Top Holdings***

Pharmaceutical Product Development, Inc.	1.7%
Hercules Technology Growth Capital, Inc.	1.5%
Meadowbrook Insurance Group, Inc.	1.4%
Thomas Weisel Partners Group, Inc.	1.4%
Foundry Networks, Inc.	1.4%
Potlatch Corp.	1.3%
Tower Group, Inc.	1.3%
Corporate Office Properties Trust	1.3%
Republic Airways Holdings, Inc.	1.3%
Allete, Inc.	1.3%
Other	86.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 29

Statement of Investments
October 31, 2007

Nationwide Value Opportunities Fund

Common Stocks (99.7%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (0.7%)
Teledyne Technologies, Inc.*	1,960	$102,528

Airlines (2.1%)
Continental Airlines, Class B*	3,300	113,355
Republic Airways Holdings, Inc.*	8,300	176,707

		290,062

Auto Components (3.4%)
Cooper Tire & Rubber Co.	5,400	120,312
Gentex Corp.	6,500	135,070
LKQ Corp.*	3,100	119,536
Spartan Motors, Inc.	7,000	98,280

		473,198

Biotechnology (1.8%)
ImClone Systems, Inc.*	4,000	172,600
Omrix Biopharmaceuticals, Inc.*	2,300	80,132

		252,732

Capital Markets (2.9%)
Hercules Technology Growth Capital, Inc.	16,200	207,846
Thomas Weisel Partners Group, Inc.* (a)	11,800	187,738

		395,584

Chemicals (3.6%)
Airgas, Inc.	2,200	111,034
Hercules, Inc.	4,800	90,288
Koppers Holdings, Inc.	3,400	152,320
O.M. Group, Inc.*	2,600	137,748

		491,390

Commercial Banks (5.0%)
Banner Corp.	3,200	104,512
First Community Bancorp (a)	3,400	165,580
Greene Bancshares, Inc.	3,798	121,726
M.B. Financial, Inc.	4,100	136,694
UCBH Holdings, Inc.	9,400	160,458

		688,970

Commercial Services & Supplies (1.5%)
ABM Industries, Inc.	3,700	87,024
Deluxe Corp.	3,000	121,020

		208,044

Communications Equipment (4.4%)
Foundry Networks, Inc.*	8,800	186,032
Harmonic, Inc.*	13,500	166,320
NeuStar, Inc.*	4,200	143,640
Ntelos Holding Corp.	3,480	105,061

		601,053

Computers & Peripherals (3.9%)
Brocade Communications Systems, Inc.*	16,400	155,964
Hutchinson Technology, Inc.*	6,300	149,499
Intermec, Inc.*	5,300	134,726
LivePerson, Inc.*	15,700	90,118

		530,307

Construction & Engineering (1.9%)
Granite Construction, Inc.	2,700	115,614
Shaw Group, Inc. (The)*	2,000	149,200

		264,814

Consumer Goods (1.7%)
Armstrong World Industries, Inc.*	3,700	151,737
CEC Entertainment, Inc.*	2,700	80,460

		232,197

Containers & Packaging (1.0%)
AptarGroup, Inc.	3,100	138,570

Distributors (2.4%)
DXP Enterprises, Inc.*	3,070	145,579
Potlatch Corp.	3,900	185,874

		331,453

Diversified Consumer Services (1.0%) (a)
Stewart Enterprises, Inc., Class A	14,400	130,608

Diversified Financial Services (0.7%)
optionsXpress Holdings, Inc.	3,200	95,232

Electric Utilities (2.4%)
Allete, Inc.	4,000	174,760
ITC Holdings Corp.	2,800	160,272

		335,032

Electrical Equipment (2.6%)
Baldor Electric Co.	3,500	141,120
General Cable Corp.*	2,300	165,577
Graftech International Ltd.*	3,000	56,700

		363,397

30 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronic Equipment & Instruments (2.0%)
Daktronics, Inc.	1,700	$50,694
Kemet Corp.*	12,400	87,668
TTM Technologies, Inc.*	10,200	130,866

		269,228

Energy Equipment & Services (1.2%)
Superior Well Services, Inc.*	7,780	158,712

Food & Staples Retailing (1.7%)
BJ’s Wholesale Club, Inc.*	4,500	161,460
Casey’s General Stores, Inc.	2,500	71,250

		232,710

Food Products (1.2%)
Lancaster Colony Corp.	1,400	56,238
Pilgrim’s Pride Corp.	3,500	103,950

		160,188

Gas Utility (1.0%) (a)
WGL Holdings, Inc.	4,100	139,072

Health Care Equipment & Supplies (2.3%)
D.J. Orthopedics, Inc.*	1,900	94,905
Integra LifeSciences Holdings*	2,000	96,940
PerkinElmer, Inc.	4,500	123,840

		315,685

Health Care Providers & Services (3.4%)
Animal Health International, Inc.*	11,380	124,042
Hythiam, Inc.*	6,600	48,180
InVentiv Health, Inc.*	3,000	126,690
Psychiatric Solutions, Inc.*	4,200	166,320

		465,232

Hotels, Restaurants & Leisure (0.8%)
Vail Resorts, Inc.*	1,800	109,242

Household Durables (2.0%)
Champion Enterprises, Inc.*	12,400	147,064
Tupperware Corp.	3,400	122,740

		269,804

Industrial Conglomerate (1.1%)
Carlisle Cos., Inc.	3,800	149,910

Insurance (5.8%)
Amerisafe, Inc.*	9,150	147,955
Meadowbrook Insurance Group, Inc.*	19,660	189,326
Navigators Group, Inc. (The)*	2,000	120,600
Tower Group, Inc.	6,041	182,378
Universal American Financial Corp.*	6,700	162,542

		802,801

Internet Software & Services (1.2%)
Digital River, Inc.*	3,100	164,486

Life Sciences Tools & Services (1.7%)
Pharmaceutical Product Development, Inc.	5,400	228,096

Machinery (2.2%)
Bucyrus International, Inc., Class A	1,800	148,500
RBC Bearings, Inc.*	3,800	152,722

		301,222

Metals & Mining (2.2%)
Horsehead Holding Corp.*	4,970	113,316
Olympic Steel, Inc.	3,700	96,311
Universal Stainless & Alloy Products, Inc.*	2,600	96,850

		306,477

Oil, Gas & Consumable Fuels (5.2%)
Alon U.S.A. Energy, Inc.	4,100	150,757
Bolt Technology Corp.*	2,800	121,100
C Energy, Inc.*	4,300	98,040
Cabot Oil & Gas Corp.	3,300	130,977
Kodiak Oil & Gas Corp.*	28,820	66,286
Swift Energy Co.*	3,100	147,033

		714,193

Pharmaceuticals (2.2%)
K-V Pharmaceutical Co.*	4,100	128,494
Medicis Pharmaceutical Corp. (a)	5,700	169,233

		297,727

Real Estate Investment Trusts (REITs) (4.1%)
Biomed Realty Trust, Inc.	5,800	138,562
Corporate Office Properties Trust	4,400	181,852
First Industrial Realty Trust (a)	3,800	154,850
RAIT Financial Trust (a)	9,760	88,816

		564,080

2007 Annual Report 31

Statement of Investments (Continued)
October 31, 2007

Nationwide Value Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Management & Development (1.0%)
Meruelo Maddux Properties, Inc.*	28,200	$135,642

Road & Rail (0.7%)
Old Dominion Freight Line, Inc.*	4,300	97,137

Semiconductors & Semiconductor Equipment (3.9%)
Amkor Technology, Inc.*	12,200	138,226
Mattson Technology, Inc.*	6,400	55,552
On Semiconductor Corp.*	13,900	141,780
RF Micro Devices, Inc.*	21,000	130,620
Trident Microsystems, Inc.*	9,400	70,782

		536,960

Software (3.7%)
Aspen Technology, Inc.*	4,600	80,224
Epicor Software Corp.*	10,400	121,472
InterVoice-Brite, Inc.*	14,200	139,160
MicroStrategy, Inc.*	1,700	167,161

		508,017

Specialty Retail (1.3%)
Sonic Automotive, Inc. (a)	3,300	83,358
Tween Brands, Inc.*	3,200	98,240

		181,598

Textiles, Apparel & Luxury Goods (2.0%)
Brown Shoe Co., Inc.	7,000	142,800
Perry Ellis International, Inc.*	5,800	134,560

		277,360

Trading Companies & Distributors (0.9%) (a)
Watsco, Inc.	3,000	124,920

Water Utility (0.7%)
California Water Service Group	2,200	97,658

Wireless Telecommunication Services (1.2%)
Clearwire Corp.*	8,000	164,240

Total Common Stocks (Cost $13,610,807)		13,697,568

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $30,619, collateralized by U.S. Government Agency Mortgages with a market value of $31,227	$30,615	$30,615
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $38,179, collateralized by U.S. Government Agency Mortgages with a market value of $38,937	38,174	38,174

Total Repurchase Agreements (Cost $68,789)		68,789

Securities Purchased with Collateral for Securities on Loan (4.4%)
Repurchase Agreements (4.4%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $597,220, collateralized by U.S. Government Agency Mortgages with a market value of $609,080	597,137	597,137

Total Securities Purchased with Collateral for Securities On Loan (Cost $597,137)		597,137

Total Investments (Cost $14,276,733) (b) — 104.6%		14,363,494
Liabilities in excess of other assets — (4.6)%		(628,148)

NET ASSETS — 100.0%		$13,735,346

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

32 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide
	Large Cap	Mid Cap	Small Cap	Value
	Value Fund	Growth Fund	Fund	Opportunities Fund

Assets:
Investments, at value (cost $35,286,300; $6,161,148; $1,234,773,317 and $13,610,807)*	$38,350,995	$7,647,992	$1,134,932,836	$13,697,568
Repurchase agreements, at cost and value	832,693	190,825	296,696,836	665,926

Total Investments	39,183,688	7,838,817	1,431,629,672	14,363,494

Cash	80	14	–	28
Interest and dividends receivable	41,104	2,636	164,416	5,052
Receivable for capital shares issued	28,615	–	618,227	905
Receivable for investments sold	–	173,092	40,151,689	538
Receivable from adviser	–	865	–	–
Prepaid expenses and other assets	8,501	24,126	137,972	83

Total Assets	39,261,988	8,039,550	1,472,701,976	14,370,100

Liabilities:
Payable to custodian	–	–	9,063,735	–
Payable for investments purchased	–	81,119	16,620,879	–
Payable for capital shares redeemed	37,107	870	7,207,803	4,960
Payable upon return of securities loaned	659,475	–	296,696,836	597,137
Accrued expenses and other payables:
Investment advisory fees	24,302	–	814,541	4,299
Fund administration and transfer agent fees	11,495	4,917	342,832	13,995
Distribution fees	14,429	1,045	400,735	4,806
Administrative servicing fees	8,878	544	88,844	4,903
Trustee fees	111	17	1,903	40
Compliance program costs (Note 3)	956	147	14,200	358
Custodian fees	313	55	–	238
Other	1,925	379	84,825	4,018

Total Liabilities	758,991	89,093	331,337,133	634,754

Net Assets	$38,502,997	$7,950,457	$1,141,364,843	$13,735,346

Represented by:
Capital	$31,641,865	$5,777,718	$1,051,468,856	$11,625,337
Accumulated net investment loss	–	–	37,976	–
Accumulated net realized gains on investment transactions	3,796,437	685,895	189,698,492	2,023,248
Net unrealized appreciation (depreciation) on investments	3,064,695	1,486,844	(99,840,481)	86,761

Net Assets	$38,502,997	$7,950,457	$1,141,364,843	$13,735,346

Net Assets:
Class A Shares	$29,106,081	$1,953,934	$760,257,215	$10,998,205
Class B Shares	1,635,907	260,305	20,420,953	2,219,359
Class C Shares	7,606,296	497,618	242,037,979	514,906
Class R Shares	154,713	2,845	9,192,805	1,446
Institutional Service Class Shares	–	–	39,344,693	–
Institutional Class Shares	–	5,235,755	70,111,198	1,430

Total	$38,502,997	$7,950,457	$1,141,364,843	$13,735,346

See accompanying notes to financial statements.

2007 Annual Report 33

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide		Nationwide	Nationwide
	Large Cap	Mid Cap		Small Cap	Value
	Value Fund	Growth Fund		Fund	Opportunities Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,074,016	105,320		33,790,522	769,066
Class B Shares	118,592	14,482		966,904	162,261
Class C Shares	554,312	27,682		11,437,887	37,782
Class R Shares	11,241	155		427,445	104
Institutional Service Class Shares	–	–		1,712,643	–
Institutional Class Shares	–	278,275		3,050,045	98

Total	2,758,161	425,914		51,385,446	969,311

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$14.03	$18.55		$22.50	$14.30
Class B Shares (a)	$13.79	$17.97		$21.12	$13.68
Class C Shares (b)	$13.72	$17.98		$21.16	$13.63
Class R Shares	$13.76	$18.39	(c)	$21.51	$13.97	(c)
Institutional Service Class Shares	$–	$–		$22.97	$–
Institutional Class Shares	$–	$18.82		$22.99	$14.63	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.89	$19.68		$23.87	$15.17

Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007.

*	Includes value of securities on loan of $645,921, $0, $293,002,836 and $592,444.

See accompanying notes to financial statements.

34 Annual Report 2007

Statements of Operations
For the year ended October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide
	Large Cap	Mid Cap	Small Cap	Value
	Value Fund	Growth Fund	Fund	Opportunities Fund

INVESTMENT INCOME:
Interest income	$28,413	$13,246	$1,225,825	$24,269
Dividend income	897,327	25,010	13,229,705	158,007
Income from securities lending	2,984	–	2,293,121	6,719

Total Income	928,724	38,256	16,748,651	188,995

Expenses:
Investment advisory fees	299,418	58,234	9,113,145	109,339
Fund administration and transfer agent fees	63,106	15,481	2,033,446	33,184
Distribution fees Class A	76,793	5,867	1,949,002	30,938
Distribution fees Class B	17,765	2,258	195,962	24,795
Distribution fees Class C	74,017	5,479	2,327,541	7,146
Distribution fees Class R	702	10	32,738	8
Administrative servicing fees Class A	32,799	124	333,655	3,169
Administrative servicing fees Class R	243	3	4,374	3
Administrative servicing fees Institutional Service Class	–	–	28,930	–
Registration and filing fees	45,376	50,067	104,327	54,485
Trustee fees	1,815	345	48,594	703
Compliance program costs (Note 3)	939	195	17,603	418
Custodian fees	2,683	1,135	27,052	–
Other	14,560	6,744	448,394	13,629

Total expenses before reimbursed/waived expenses	630,216	145,942	16,664,763	277,817
Earnings credit (Note 5)	(508)	(112)	(13,526)	–
Expenses reimbursed	(638)	(42,826)	–	(40,325)
Expenses voluntarily waived by Administrator	(373)	(74)	(10,508)	(154)

Net Expenses	628,697	102,930	16,640,729	237,338

Net Investment Income (Loss)	300,027	(64,674)	107,922	(48,343)

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains on investment transactions	3,931,401	753,054	197,219,644	2,107,430
Net change in unrealized appreciation/(depreciation) on investments	(1,393,236)	606,228	(118,851,027)	(1,090,109)

Net increase from payment by custodian for losses realized on the disposal of investments (Note 3)	–	–	537,584	–
Net increase from payment by advisor for losses realized on the disposal of investments (Note 3)	–	–	314,788	–

Net realized/unrealized gains from investments	2,538,165	1,359,282	79,220,989	1,017,321

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,838,192	$1,294,608	$79,328,911	$968,978

See accompanying notes to financial statements.

2007 Annual Report 35

Statements of Changes in Net Assets

	Nationwide Large Cap Value Fund		Nationwide Mid Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$300,027	$359,957	$(64,674)	$(33,124)
Net realized gains on investment transactions	3,931,401	6,757,557	753,054	506,535
Net change in unrealized appreciation/(depreciation) on investments	(1,393,236)	(447,307)	606,228	223,145

Change in net assets resulting from operations	2,838,192	6,670,207	1,294,608	696,556

Distributions to Shareholders From:
Net investment income:
Class A	(330,936)	(300,461)	–	–
Class B	(9,029)	(6,905)	–	–
Class C	(40,742)	(23,378)	–	–
Class R	(1,473)	(15)	–	–
Net realized gains:
Class A	(3,197,730)	(1,268,930)	(160,443)	(97,283)
Class B	(228,171)	(63,086)	(13,023)	(9,402)
Class C	(885,577)	(238,237)	(35,287)	(18,732)
Class R	(18,516)	(61)	(112)	(69)
Institutional Class	–	–	(265,522)	(142,046)

Change in net assets from shareholder distributions	(4,712,174)	(1,901,073)	(474,387)	(267,532)

Change in net assets from capital transactions	9,068,720	(7,924,957)	(91,112)	2,179,134

Change in net assets	7,194,738	(3,155,823)	729,109	2,608,158

Net Assets:
Beginning of period	31,308,259	34,464,082	7,221,348	4,613,190

End of period	$38,502,997	$31,308,259	$7,950,457	$7,221,348

Accumulated net investment income at end of period	$–	$59,409	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,594,136	$15,043,875	$698,817	$1,007,173
Dividends reinvested	3,213,963	1,473,290	108,265	77,703
Cost of shares redeemed (a)	(15,117,513)	(24,940,854)	(1,468,198)	(503,584)

Total Class A	6,690,586	(8,423,689)	(661,116)	581,292

Class B Shares
Proceeds from shares issued	450,762	301,562	42,733	38,440
Dividends reinvested	169,919	55,996	12,594	8,122
Cost of shares redeemed (a)	(456,602)	(307,160)	(40,004)	(12,309)

Total Class B	164,079	50,398	15,323	34,253

Class C Shares
Proceeds from shares issued	3,592,106	2,818,583	94,065	319,285
Dividends reinvested	256,897	106,585	7,315	3,716
Cost of shares redeemed (a)	(1,797,260)	(2,476,910)	(195,661)	(32,076)

Total Class C	2,051,743	448,258	(94,281)	290,925

See accompanying notes to financial statements.

36 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Large Cap Value Fund		Nationwide Mid Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$176,483	$150	$1,126	$218
Dividends reinvested	19,989	76	94	69
Cost of shares redeemed (a)	(34,160)	(150)	(148)	(151)

Total Class R	162,312	76	1,072	136

Institutional Class Shares
Proceeds from shares issued	–	–	821,438	1,523,055
Dividends reinvested	–	–	265,522	142,046
Cost of shares redeemed (a)	–	–	(439,070)	(392,573)

Total Institutional Class	–	–	647,890	1,272,528

Change in net assets from capital transactions:	$9,068,720	$(7,924,957)	$(91,112)	$2,179,134

SHARE TRANSACTIONS:
Class A Shares
Issued	1,334,839	1,078,112	41,771	61,896
Reinvested	234,955	112,275	6,741	4,965
Redeemed	(1,076,812)	(1,757,119)	(86,778)	(31,149)

Total Class A Shares	492,982	(566,732)	(38,266)	35,712

Class B Shares
Issued	32,143	22,237	2,576	2,418
Reinvested	12,639	4,344	804	527
Redeemed	(33,446)	(22,887)	(2,354)	(779)

Total Class B Shares	11,336	3,694	1,026	2,166

Class C Shares
Issued	261,196	203,719	5,923	19,761
Reinvested	19,206	8,315	467	241
Redeemed	(130,688)	(186,047)	(11,733)	(2,005)

Total Class C Shares	149,714	25,987	(5,343)	17,997

Class R Shares
Issued	12,134	11	67	14
Reinvested	1,490	6	6	4
Redeemed	(2,492)	(11)	(9)	(9)

Total Class R Shares	11,132	6	64	9

Institutional Class Shares
Issued	–	–	47,882	92,998
Reinvested	–	–	16,330	9,002
Redeemed	–	–	(25,292)	(24,140)

Total Institutional Class Shares	–	–	38,920	77,860

Total change in shares:	665,164	(537,045)	(3,599)	133,744

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2007 Annual Report 37

Statements of Changes in Net Assets

	Nationwide Small Cap Fund		Nationwide Value Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$107,922	$(248,881)	$(48,343)	$(8,194)
Net realized gains on investment transactions	198,072,016	28,122,136	2,107,430	2,185,142
Net change in unrealized appreciation/(depreciation) on investments	(118,851,027)	18,557,364	(1,090,109)	278,825

Change in net assets resulting from operations	79,328,911	46,430,619	968,978	2,455,773

Distributions to Shareholders From:
Net investment income:
Class A	(4,783,807)	(101,788)	–	–
Class B	(33,587)	–	–	–
Class C	(399,169)	–	–	–
Class R	(36,385)	(343)	–	–
Institutional Service Class	(266,077)	(823)	–	–
Institutional Class	(325,987)	(39,925)	–	–
Net realized gains:
Class A	(20,541,304)	(5,779,273)	(1,712,372)	(1,550,143)
Class B	(616,111)	(354,694)	(361,708)	(361,154)
Class C	(6,441,258)	(1,081,774)	(105,226)	(92,659)
Class R	(123,237)	(26,624)	(190)	(164)
Institutional Service Class	(638,685)	(62,291)	–	–
Institutional Class	(1,719,654)	(161,036)	(180)	(156)

Change in net assets from shareholder distributions	(35,925,261)	(7,608,571)	(2,179,676)	(2,004,276)

Change in net assets from capital transactions	539,631,911	469,927,156	(1,101,970)	1,070,787

Change in net assets	583,035,561	508,749,204	(2,312,668)	1,522,284

Net Assets:
Beginning of period	558,329,282	49,580,078	16,048,014	14,525,730

End of period	$1,141,364,843	$558,329,282	$13,735,346	$16,048,014

Accumulated net investment income at end of period	$37,976	$–	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$691,356,609	$377,873,174	$1,739,682	$3,443,039
Dividends reinvested	18,957,441	5,077,474	1,660,602	1,518,993
Cost of shares redeemed (a)	(357,265,144)	(69,387,944)	(4,255,618)	(3,835,243)

Total Class A	353,048,906	313,562,704	(855,334)	1,126,789

Class B Shares
Proceeds from shares issued	10,167,895	8,720,081	77,834	87,480
Dividends reinvested	477,684	297,392	351,171	352,738
Cost of shares redeemed (a)	(2,690,385)	(638,812)	(587,007)	(480,647)

Total Class B	7,955,194	8,378,661	(158,002)	(40,429)

See accompanying notes to financial statements.

38 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Fund		Nationwide Value Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

Class C Shares
Proceeds from shares issued	$161,843,552	$105,485,946	$199,772	$81,521
Dividends reinvested	3,018,349	381,358	52,885	42,776
Cost of shares redeemed (a)	(46,060,629)	(5,597,834)	(341,661)	(140,187)

Total Class C	118,801,272	100,269,470	(89,004)	(15,890)

Class R Shares
Proceeds from shares issued	13,397,485	1,314,310	75	200
Dividends reinvested	5,104	185	190	164
Cost of shares redeemed (a)	(5,743,935)	(150,590)	(75)	(203)

Total Class R	7,658,654	1,163,905	190	161

Institutional Service Class Shares
Proceeds from shares issued	40,088,779	13,782,957	–	–
Dividends reinvested	485,196	62,414	–	–
Cost of shares redeemed (a)	(14,547,058)	(2,153,377)	–	–

Total Institutional Service Class	26,026,917	11,691,994	–	–

Institutional Class Shares
Proceeds from shares issued	47,365,800	44,438,924	–	–
Dividends reinvested	692,503	167,082	180	156
Cost of shares redeemed (a)	(21,917,335)	(9,745,584)	–	–

Total Institutional Class	26,140,968	34,860,422	180	156

Change in net assets from capital transactions:	$539,631,911	$469,927,156	$(1,101,970)	$1,070,787

SHARE TRANSACTIONS:
Class A Shares
Issued	31,182,473	18,760,867	120,089	229,105
Reinvested	863,407	289,542	117,026	110,152
Redeemed	(15,938,157)	(3,585,786)	(292,344)	(257,542)

Total Class A Shares	16,107,723	15,464,623	(55,229)	81,715

Class B Shares
Issued	489,045	467,464	5,501	5,987
Reinvested	23,254	17,904	25,727	26,265
Redeemed	(127,482)	(35,202)	(42,241)	(33,672)

Total Class B Shares	384,817	450,166	(11,013)	(1,420)

Class C Shares
Issued	7,768,618	5,688,712	13,952	5,826
Reinvested	146,590	22,918	3,886	3,195
Redeemed	(2,194,732)	(307,047)	(24,712)	(9,584)

Total Class C Shares	5,720,476	5,404,583	(6,874)	(563)

Class R Shares
Issued	626,243	69,402	5	14
Reinvested	239	11	14	12
Redeemed	(269,112)	(7,957)	(5)	(14)

Total Class R Shares	357,370	61,456	14	12

See accompanying notes to financial statements.

2007 Annual Report 39

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Fund		Nationwide Value Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

Institutional Service Class Shares
Issued	1,774,520	661,271	–	–
Reinvested	21,591	3,506	–	–
Redeemed	(633,455)	(114,791)	–	–

Total Institutional Service Class Shares	1,162,656	549,986	–	–

Institutional Class Shares
Issued	2,068,544	2,329,963	–	–
Reinvested	30,908	9,349	13	11
Redeemed	(954,802)	(494,263)	–	–

Total Institutional Class Shares	1,144,650	1,845,049	13	11

Total change in shares:	24,877,692	23,775,863	(73,089)	79,755

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

40 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Large Cap Value Fund

		Investment Activities

				Net Realized
	Net Asset			and	Total
	Value,	Net		Unrealized	from
	Beginning of	Investment		Gains on	Investment
	Period	Income		Investments	Activities

Class A Shares
Year Ended October 31, 2003	$8.75	0.10		1.69	1.79
Year Ended October 31, 2004	$10.44	0.10		1.35	1.45
Year Ended October 31, 2005	$11.79	0.15		1.34	1.49
Year Ended October 31, 2006	$13.14	0.17		2.46	2.63
Year Ended October 31, 2007 (g)	$15.02	0.13		1.05	1.18
Class B Shares
Year Ended October 31, 2003	$8.64	0.03		1.67	1.70
Year Ended October 31, 2004	$10.30	0.03		1.33	1.36
Year Ended October 31, 2005	$11.63	0.06		1.33	1.39
Year Ended October 31, 2006	$12.96	0.07		2.43	2.50
Year Ended October 31, 2007 (g)	$14.80	0.04		1.04	1.08
Class C Shares
Year Ended October 31, 2003	$8.63	0.04		1.66	1.70
Year Ended October 31, 2004	$10.28	0.03		1.33	1.36
Year Ended October 31, 2005	$11.60	0.06		1.33	1.39
Year Ended October 31, 2006	$12.91	0.07		2.43	2.50
Year Ended October 31, 2007 (g)	$14.75	0.03		1.03	1.06
Class R Shares
Period Ended October 31, 2003 (f)	$9.92	–	(h)	0.39	0.39
Year Ended October 31, 2004	$10.31	0.08		1.33	1.41
Year Ended October 31, 2005	$11.64	0.15		1.33	1.48
Year Ended October 31, 2006	$12.97	0.14		2.44	2.58
Year Ended October 31, 2007 (g)	$14.81	0.07		1.03	1.10

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	(0.10)	–	(0.10)	$10.44	20.57%
Year Ended October 31, 2004	(0.10)	–	(0.10)	$11.79	13.92%
Year Ended October 31, 2005	(0.14)	–	(0.14)	$13.14	12.63%
Year Ended October 31, 2006	(0.15)	(0.60)	(0.75)	$15.02	20.81%
Year Ended October 31, 2007 (g)	(0.16)	(2.01)	(2.17)	$14.03	8.38%
Class B Shares
Year Ended October 31, 2003	(0.04)	–	(0.04)	$10.30	19.80%
Year Ended October 31, 2004	(0.03)	–	(0.03)	$11.63	13.25%
Year Ended October 31, 2005	(0.06)	–	(0.06)	$12.96	11.97%
Year Ended October 31, 2006	(0.06)	(0.60)	(0.66)	$14.80	20.06%
Year Ended October 31, 2007 (g)	(0.08)	(2.01)	(2.09)	$13.79	7.68%
Class C Shares
Year Ended October 31, 2003	(0.05)	–	(0.05)	$10.28	19.77%
Year Ended October 31, 2004	(0.04)	–	(0.04)	$11.60	13.25%
Year Ended October 31, 2005	(0.08)	–	(0.08)	$12.91	11.98%
Year Ended October 31, 2006	(0.06)	(0.60)	(0.66)	$14.75	20.11%
Year Ended October 31, 2007 (g)	(0.08)	(2.01)	(2.09)	$13.72	7.63%
Class R Shares
Period Ended October 31, 2003 (f)	–	–	–	$10.31	3.93%
Year Ended October 31, 2004	(0.08)	–	(0.08)	$11.64	13.71%
Year Ended October 31, 2005	(0.15)	–	(0.15)	$12.97	12.73%
Year Ended October 31, 2006	(0.14)	(0.60)	(0.74)	$14.81	20.69%
Year Ended October 31, 2007 (g)	(0.14)	(2.01)	(2.15)	$13.76	7.91%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
			Ratio of	Ratio of	Investment
			Net	Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income to	Reimbursements)	Reimbursements)
	Period	to Average	Average	to Average	to Average	Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	$24,800	1.39%	1.06%	1.47%	0.98%	77.28%
Year Ended October 31, 2004	$24,846	1.39%	0.91%	1.45%	0.84%	58.61%
Year Ended October 31, 2005	$28,232	1.44%	1.09%	1.47%	1.06%	67.00%
Year Ended October 31, 2006	$23,753	1.44%	1.14%	1.44%	1.14%	95.14%
Year Ended October 31, 2007 (g)	$29,106	1.42%	0.90%	1.43%	0.89%	88.20%
Class B Shares
Year Ended October 31, 2003	$751	2.00%	0.43%	2.08%	0.35%	77.28%
Year Ended October 31, 2004	$982	2.00%	0.29%	2.06%	0.22%	58.61%
Year Ended October 31, 2005	$1,342	2.06%	0.46%	2.08%	0.44%	67.00%
Year Ended October 31, 2006	$1,588	2.05%	0.52%	2.06%	0.51%	95.14%
Year Ended October 31, 2007 (g)	$1,636	2.06%	0.27%	2.07%	0.27%	88.20%
Class C Shares
Year Ended October 31, 2003	$248	2.00%	0.38%	2.08%	0.30%	77.28%
Year Ended October 31, 2004	$743	2.00%	0.21%	2.06%	0.14%	58.61%
Year Ended October 31, 2005	$4,888	2.06%	0.34%	2.07%	0.34%	67.00%
Year Ended October 31, 2006	$5,966	2.06%	0.52%	2.06%	0.51%	95.14%
Year Ended October 31, 2007 (g)	$7,606	2.07%	0.25%	2.07%	0.25%	88.20%
Class R Shares
Period Ended October 31, 2003 (f)	$1	1.60%	0.48%	2.06%	0.02%	77.28%
Year Ended October 31, 2004	$1	1.54%	0.75%	1.86%	0.42%	58.61%
Year Ended October 31, 2005	$1	1.33%	1.18%	1.38%	1.12%	67.00%
Year Ended October 31, 2006	$2	1.57%	1.00%	1.59%	0.98%	95.14%
Year Ended October 31, 2007 (g)	$155	1.70%	0.51%	1.71%	0.51%	88.20%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 41

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Mid Cap Growth Fund

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2003 (f) (g)	$9.88	(0.08)	4.04	3.96
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74
Year Ended October 31, 2005	$14.21	(0.13)	2.16	2.03
Year Ended October 31, 2006	$15.55	(0.09)	2.12	2.03
Year Ended October 31, 2007 (f)	$16.75	(0.15)	3.03	2.88
Class B Shares
Period Ended October 31, 2003 (f) (h)	$13.17	(0.05)	0.72	0.67
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64
Year Ended October 31, 2005	$14.11	(0.24)	2.15	1.91
Year Ended October 31, 2006	$15.33	(0.19)	2.07	1.88
Year Ended October 31, 2007 (f)	$16.38	(0.27)	2.94	2.67
Class C Shares
Period Ended October 31, 2003 (h)	$13.17	(0.05)	0.72	0.67
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64
Year Ended October 31, 2005	$14.11	(0.27)	2.18	1.91
Year Ended October 31, 2006	$15.33	(0.18)	2.06	1.88
Year Ended October 31, 2007 (f)	$16.38	(0.27)	2.95	2.68

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total	Redemption	Value, End	Total
	Gains	Distributions	fees	of Period	Return (a)(b)

Class A Shares
Period Ended October 31, 2003 (f) (g)	–	–	–	$13.84	40.08%
Year Ended October 31, 2004	(0.37)	(0.37)	–	$14.21	5.44%
Year Ended October 31, 2005	(0.69)	(0.69)	–	$15.55	14.42%
Year Ended October 31, 2006	(0.84)	(0.84)	0.01	$16.75	13.51%
Year Ended October 31, 2007 (f)	(1.09)	(1.09)	0.01	$18.55	18.25%
Class B Shares
Period Ended October 31, 2003 (f) (h)	–	–	–	$13.84	5.09%
Year Ended October 31, 2004	(0.37)	(0.37)	–	$14.11	4.70%
Year Ended October 31, 2005	(0.69)	(0.69)	–	$15.33	13.65%
Year Ended October 31, 2006	(0.84)	(0.84)	0.01	$16.38	12.68%
Year Ended October 31, 2007 (f)	(1.09)	(1.09)	0.01	$17.97	17.33%
Class C Shares
Period Ended October 31, 2003 (h)	–	–	–	$13.84	5.09%
Year Ended October 31, 2004	(0.37)	(0.37)	–	$14.11	4.70%
Year Ended October 31, 2005	(0.69)	(0.69)	–	$15.33	13.65%
Year Ended October 31, 2006	(0.84)	(0.84)	0.01	$16.38	12.68%
Year Ended October 31, 2007 (f)	(1.09)	(1.09)	0.01	$17.98	17.40%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
			Ratio of	Ratio of	Investment
			Net	Expenses	Income (Loss)
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income (Loss)	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average	to Average	Portfolio
	(000s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Period Ended October 31, 2003 (f) (g)	$522	1.40%	(1.02%)	7.09%	(6.71%)	74.46%
Year Ended October 31, 2004	$1,463	1.40%	(0.98%)	2.51%	(2.08%)	94.56%
Year Ended October 31, 2005	$1,678	1.42%	(0.87%)	2.38%	(1.84%)	68.86%
Year Ended October 31, 2006	$2,405	1.43%	(0.60%)	1.89%	(1.06%)	68.88%
Year Ended October 31, 2007 (f)	$1,954	1.41%	(0.91%)	1.95%	(1.45%)	78.16%
Class B Shares
Period Ended October 31, 2003 (f) (h)	$18	2.15%	(1.82%)	7.76%	(7.43%)	74.46%
Year Ended October 31, 2004	$153	2.15%	(1.74%)	3.27%	(2.86%)	94.56%
Year Ended October 31, 2005	$173	2.15%	(1.61%)	3.11%	(2.56%)	68.86%
Year Ended October 31, 2006	$220	2.15%	(1.31%)	2.62%	(1.77%)	68.88%
Year Ended October 31, 2007 (f)	$260	2.15%	(1.66%)	2.71%	(2.22%)	78.16%
Class C Shares
Period Ended October 31, 2003 (h)	$1	2.15%	(1.87%)	7.55%	(7.27%)	74.46%
Year Ended October 31, 2004	$224	2.15%	(1.72%)	3.17%	(2.74%)	94.56%
Year Ended October 31, 2005	$230	2.15%	(1.60%)	3.18%	(2.64%)	68.86%
Year Ended October 31, 2006	$541	2.15%	(1.34%)	2.60%	(1.79%)	68.88%
Year Ended October 31, 2007 (f)	$498	2.15%	(1.66%)	2.70%	(2.21%)	78.16%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

42 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Mid Cap Growth Fund (continued)

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2003 (i)	$13.08	(0.01)	0.79	0.78
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69
Year Ended October 31, 2005	$14.18	(0.15)	2.17	2.02
Year Ended October 31, 2006	$15.51	(0.12)	2.11	1.99
Year Ended October 31, 2007 (f)	$16.67	(0.21)	3.01	2.80
Institutional Class Shares
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78
Year Ended October 31, 2005	$14.27	(0.07)	2.16	2.09
Year Ended October 31, 2006	$15.67	(0.05)	2.14	2.09
Year Ended October 31, 2007 (f)	$16.93	(0.11)	3.08	2.97

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Realized	Total	Redemption	Value, End	Total
	Gains	Distributions	fees	of Period	Return (a)(b)

Class R Shares
Period Ended October 31, 2003 (i)	–	–	–	$13.86	5.96%
Year Ended October 31, 2004	(0.37)	(0.37)	–	$14.18	5.06%
Year Ended October 31, 2005	(0.69)	(0.69)	–	$15.51	14.38%
Year Ended October 31, 2006	(0.84)	(0.84)	0.01	$16.67	13.27%
Year Ended October 31, 2007 (f)	(1.09)	(1.09)	0.01	$18.39	17.84%
Institutional Class Shares
Year Ended October 31, 2003	–	–	–	$13.86	35.09%
Year Ended October 31, 2004	(0.37)	(0.37)	–	$14.27	5.73%
Year Ended October 31, 2005	(0.69)	(0.69)	–	$15.67	14.79%
Year Ended October 31, 2006	(0.84)	(0.84)	0.01	$16.93	13.80%
Year Ended October 31, 2007 (f)	(1.09)	(1.09)	0.01	$18.82	18.60%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
			Ratio of	Ratio of	Investment
			Net	Expenses	Income (Loss)
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income (Loss)	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average	to Average	Portfolio
	(000s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Period Ended October 31, 2003 (i)	$1	1.75%	(1.54%)	7.41%	(7.20%)	74.46%
Year Ended October 31, 2004	$1	1.66%	(1.27%)	2.63%	(2.24%)	94.56%
Year Ended October 31, 2005	$1	1.49%	(0.97%)	2.53%	(2.00%)	68.86%
Year Ended October 31, 2006	$2	1.64%	(0.79%)	2.18%	(1.33%)	68.88%
Year Ended October 31, 2007 (f)	$3	1.75%	(1.26%)	2.32%	(1.83%)	78.16%
Institutional Class Shares
Year Ended October 31, 2003	$1,384	1.15%	(0.76%)	5.96%	(5.56%)	74.46%
Year Ended October 31, 2004	$1,553	1.15%	(0.72%)	2.26%	(1.83%)	94.56%
Year Ended October 31, 2005	$2,531	1.15%	(0.61%)	1.98%	(1.43%)	68.86%
Year Ended October 31, 2006	$4,053	1.15%	(0.34%)	1.61%	(0.79%)	68.88%
Year Ended October 31, 2007 (f)	$5,236	1.15%	(0.66%)	1.71%	(1.22%)	78.16%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See accompanying notes to financial statements.

2007 Annual Report 43

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Small Cap Fund

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2003	$9.61	(0.05)	4.12	4.07
Year Ended October 31, 2004	$13.68	(0.09)	2.12	2.03
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62
Year Ended October 31, 2006	$18.28	– (j)	5.18	5.18
Year Ended October 31, 2007	$21.30	0.03	2.16	2.19
Class B Shares
Year Ended October 31, 2003	$9.39	(0.10)	4.00	3.90
Year Ended October 31, 2004	$13.29	(0.17)	2.04	1.87
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80
Year Ended October 31, 2007	$20.10	(0.12)	2.03	1.91
Class C Shares
Year Ended October 31, 2003	$9.41	(0.09)	3.99	3.90
Year Ended October 31, 2004	$13.31	(0.13)	2.01	1.88
Year Ended October 31, 2005 (f)	$15.07	(0.17)	4.51	4.34
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81
Year Ended October 31, 2007	$20.14	(0.12)	2.03	1.91

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Capital
	Net	Net		Contributions		Net Asset
	Investment	Realized	Total	from	Redemption	Value, End	Total
	Income	Gains	Distributions	Advisor/Custodian	fees	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	–	–	–	–	–	$13.68	42.35%
Year Ended October 31, 2004	–	(0.17)	(0.17)	–	0.05	$15.59	15.33%
Year Ended October 31, 2005	–	(1.93)	(1.93)	–	–	$18.28	31.51%
Year Ended October 31, 2006	(0.01)	(2.16)	(2.17)	–	0.01	$21.30	30.98%
Year Ended October 31, 2007	(0.13)	(0.89)	(1.02)	0.02	0.01	$22.50	10.60%	(k)
Class B Shares
Year Ended October 31, 2003	–	–	–	–	–	$13.29	41.53%
Year Ended October 31, 2004	–	(0.17)	(0.17)	–	0.05	$15.04	14.57%
Year Ended October 31, 2005	–	(1.93)	(1.93)	–	–	$17.45	30.72%
Year Ended October 31, 2006	–	(2.16)	(2.16)	–	0.01	$20.10	30.16%
Year Ended October 31, 2007	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.12	9.81%	(k)
Class C Shares
Year Ended October 31, 2003	–	–	–	–	–	$13.31	41.45%
Year Ended October 31, 2004	–	(0.17)	(0.17)	–	0.05	$15.07	14.62%
Year Ended October 31, 2005 (f)	–	(1.93)	(1.93)	–	–	$17.48	30.67%
Year Ended October 31, 2006	–	(2.16)	(2.16)	–	0.01	$20.14	30.17%
Year Ended October 31, 2007	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.16	9.79%	(k)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of Net
						Investment
			Ratio of Net	Ratio of Expenses		Income (Loss)
	Net Assets	Ratio of	Investment	(Prior to		(Prior to
	at End	Expenses	Income (Loss) to	Reimbursements)		Reimbursements)
	of Period	to Average	Average Net	to Average Net		to Average Net	Portfolio
	(000’s)	Net Assets (c)	Assets (c)	Assets (c)(d)		Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	$21,198	1.59%	(0.37%)	1.70%		(0.48%)	100.05%
Year Ended October 31, 2004	$23,023	1.59%	(0.55%)	–	(i)	– (i)	341.57%
Year Ended October 31, 2005	$40,539	1.67%	(0.27%)	1.69%		(0.28%)	292.46%
Year Ended October 31, 2006	$376,718	1.39%	–	1.39%		–	219.51%
Year Ended October 31, 2007	$760,257	1.34%	0.16%	1.34%		0.16%	214.83%
Class B Shares
Year Ended October 31, 2003	$1,368	2.20%	(1.00%)	2.30%		(1.10%)	100.05%
Year Ended October 31, 2004	$1,496	2.20%	(1.16%)	–	(i)	– (i)	341.57%
Year Ended October 31, 2005	$2,302	2.29%	(0.88%)	2.32%		(0.90%)	292.46%
Year Ended October 31, 2006	$11,701	2.08%	(0.63%)	2.08%		(0.63%)	219.51%
Year Ended October 31, 2007	$20,421	2.05%	(0.56%)	2.05%		(0.56%)	214.83%
Class C Shares
Year Ended October 31, 2003	$89	2.20%	(1.04%)	2.31%		(1.15%)	100.05%
Year Ended October 31, 2004	$180	2.20%	(1.16%)	–	(i)	– (i)	341.57%
Year Ended October 31, 2005 (f)	$5,468	2.33%	(1.00%)	2.33%		(1.00%)	292.46%
Year Ended October 31, 2006	$115,138	2.06%	(0.72%)	2.07%		(0.72%)	219.51%
Year Ended October 31, 2007	$242,038	2.05%	(0.56%)	2.05%		(0.56%)	214.83%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	The amount is less than $0.005.
(k)	Includes payment from the Investment Adviser/ Custodian which increased the total return by 0.07% (See Note 3).

See accompanying notes to financial statements.

44 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Small Cap Fund (continued)

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class R Shares
Period Ended October 31, 2004 (g)	$14.03	(0.09)	1.11	1.02
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46
Year Ended October 31, 2006	$17.63	– (j)	4.97	4.97
Year Ended October 31, 2007	$20.43	(0.01)	2.05	2.04
Institutional Service Class Shares
Year Ended October 31, 2003	$9.67	(0.02)	4.14	4.12
Year Ended October 31, 2004 (f)	$13.79	(0.06)	2.11	2.05
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37
Year Ended October 31, 2007	$21.72	0.08	2.19	2.27
Institutional Class Shares
Period Ended October 31, 2004 (h)	$15.64	(0.01)	0.07	0.06
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36
Year Ended October 31, 2007	$21.73	0.13	2.17	2.30

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Capital
	Net	Net		Contributions		Net Asset
	Investment	Realized	Total	from	Redemption	Value, End	Total
	Income	Gains	Distributions	Advisor/Custodian	fees	of Period	Return (a)(b)

Class R Shares
Period Ended October 31, 2004 (g)	–	–	–	–	0.05	$15.10	7.63%
Year Ended October 31, 2005	–	(1.93)	(1.93)	–	–	$17.63	31.47%
Year Ended October 31, 2006	(0.02)	(2.16)	(2.18)	–	0.01	$20.43	30.87%
Year Ended October 31, 2007	(0.10)	(0.89)	(0.99)	0.02	0.01	$21.51	10.28%	(k)
Institutional Service Class Shares
Year Ended October 31, 2003	–	–	–	–	–	$13.79	42.61%
Year Ended October 31, 2004 (f)	–	(0.17)	(0.17)	–	0.05	$15.72	15.43%
Year Ended October 31, 2005	–	(1.93)	(1.93)	–	–	$18.52	31.91%
Year Ended October 31, 2006	(0.02)	(2.16)	(2.18)	–	0.01	$21.72	31.64%
Year Ended October 31, 2007	(0.16)	(0.89)	(1.05)	0.02	0.01	$22.97	10.77%	(k)
Institutional Class Shares
Period Ended October 31, 2004 (h)	–	–	–	–	0.05	$15.75	0.70%
Year Ended October 31, 2005	–	(1.93)	(1.93)	–	–	$18.55	31.93%
Year Ended October 31, 2006	(0.03)	(2.16)	(2.19)	–	0.01	$21.73	31.52%
Year Ended October 31, 2007	(0.18)	(0.89)	(1.07)	0.02	0.01	$22.99	10.88%	(k)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
							Ratio of Net
							Investment
				Ratio of Net	Ratio of Expenses		Income (Loss)
	Net Assets		Ratio of	Investment	(Prior to		(Prior to
	at End		Expenses	Income (Loss) to	Reimbursements)		Reimbursements)
	of Period		to Average	Average Net	to Average Net		to Average Net	Portfolio
	(000’s)		Net Assets (c)	Assets (c)	Assets (c)(d)		Assets (c)(d)	Turnover (e)

Class R Shares
Period Ended October 31, 2004 (g)	$1		1.73%	(0.63%)	–	(i)	– (i)	341.57%
Year Ended October 31, 2005	$152		1.74%	(0.25%)	1.74%		(0.25%)	292.46%
Year Ended October 31, 2006	$1,431		1.68%	(0.30%)	1.68%		(0.30%)	219.51%
Year Ended October 31, 2007	$9,193		1.62%	(0.15%)	1.62%		(0.15%)	214.83%
Institutional Service Class Shares
Year Ended October 31, 2003	$18,584		1.45%	(0.35%)	1.54%		(0.44%)	100.05%
Year Ended October 31, 2004 (f)	$7		1.45%	(0.39%)	–	(i)	– (i)	341.57%
Year Ended October 31, 2005	$–	(l)	1.49%	0.76%	1.58%		0.68%	292.46%
Year Ended October 31, 2006	$11,945		1.25%	(0.04%)	1.26%		(0.05%)	219.51%
Year Ended October 31, 2007	$39,345		1.14%	0.38%	1.14%		0.38%	214.83%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$120		1.20%	(0.22%)	–	(i)	– (i)	341.57%
Year Ended October 31, 2005	$1,120		1.32%	0.12%	1.32%		0.12%	292.46%
Year Ended October 31, 2006	$41,396		1.06%	0.41%	1.07%		0.41%	219.51%
Year Ended October 31, 2007	$70,111		1.04%	0.36%	1.05%		0.36%	214.83%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	The amount is less than $0.005.
(k)	Includes payment from the Investment Adviser which increased the total return by 0.07% (See Note 3).

(l)	Amount is less than $1,000.

See accompanying notes to financial statements.

2007 Annual Report 45

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Value Opportunities Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2003	$11.05	0.03	3.42	3.45
Year Ended October 31, 2004	$14.47	– (h)	1.55	1.55
Year Ended October 31, 2005	$16.01	– (h)	2.07	2.07
Year Ended October 31, 2006	$15.17	0.01	2.43	2.44
Year Ended October 31, 2007	$15.50	(0.03)	0.94	0.91
Class B Shares
Year Ended October 31, 2003	$11.00	(0.06)	3.40	3.34
Year Ended October 31, 2004	$14.34	(0.11)	1.55	1.44
Year Ended October 31, 2005	$15.78	(0.10)	2.05	1.95
Year Ended October 31, 2006	$14.84	(0.09)	2.37	2.28
Year Ended October 31, 2007	$15.01	(0.14)	0.92	0.78
Class C Shares
Year Ended October 31, 2003	$10.98	(0.04)	3.37	3.33
Year Ended October 31, 2004	$14.31	(0.09)	1.53	1.44
Year Ended October 31, 2005	$15.75	(0.10)	2.04	1.94
Year Ended October 31, 2006	$14.80	(0.09)	2.36	2.27
Year Ended October 31, 2007	$14.96	(0.16)	0.94	0.78
Class R Shares
Period Ended October 31, 2004 (f)	$15.45	(0.05)	0.43	0.38
Year Ended October 31, 2005	$15.83	0.01	2.06	2.07
Year Ended October 31, 2006	$14.98	(0.01)	2.39	2.38
Year Ended October 31, 2007	$15.25	(0.09)	0.92	0.83
Institutional Class Shares
Period Ended October 31, 2004 (g)	$16.18	– (h)	(0.04)	(0.04)
Year Ended October 31, 2005	$16.14	0.06	2.09	2.15
Year Ended October 31, 2006	$15.35	0.05	2.48	2.53
Year Ended October 31, 2007	$15.77	0.02	0.95	0.97

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	(0.03)	–	(0.03)	$14.47	31.32%
Year Ended October 31, 2004	(0.01)	–	(0.01)	$16.01	10.72%
Year Ended October 31, 2005	(0.02)	(2.89)	(2.91)	$15.17	13.59%
Year Ended October 31, 2006	–	(2.11)	(2.11)	$15.50	17.79%
Year Ended October 31, 2007	–	(2.11)	(2.11)	$14.30	6.01%
Class B Shares
Year Ended October 31, 2003	–	–	–	$14.34	30.39%
Year Ended October 31, 2004	–	–	–	$15.78	10.04%
Year Ended October 31, 2005	–	(2.89)	(2.89)	$14.84	12.90%
Year Ended October 31, 2006	–	(2.11)	(2.11)	$15.01	17.02%
Year Ended October 31, 2007	–	(2.11)	(2.11)	$13.68	5.26%
Class C Shares
Year Ended October 31, 2003	–	–	–	$14.31	30.35%
Year Ended October 31, 2004	–	–	–	$15.75	10.06%
Year Ended October 31, 2005	–	(2.89)	(2.89)	$14.80	12.86%
Year Ended October 31, 2006	–	(2.11)	(2.11)	$14.96	16.99%
Year Ended October 31, 2007	–	(2.11)	(2.11)	$13.63	5.27%
Class R Shares
Period Ended October 31, 2004 (f)	–	–	–	$15.83	2.46%
Year Ended October 31, 2005	(0.03)	(2.89)	(2.92)	$14.98	13.71%
Year Ended October 31, 2006	–	(2.11)	(2.11)	$15.25	17.59%
Year Ended October 31, 2007	–	(2.11)	(2.11)	$13.97	5.54%
Institutional Class Shares
Period Ended October 31, 2004 (g)	–	–	–	$16.14	(0.19%)
Year Ended October 31, 2005	(0.05)	(2.89)	(2.94)	$15.35	13.96%
Year Ended October 31, 2006	–	(2.11)	(2.11)	$15.77	18.21%
Year Ended October 31, 2007	–	(2.11)	(2.11)	$14.63	6.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of Net
			Ratio of		Ratio of	Investment
			Net		Expenses	Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	of Period	to Average	to Average		to Average	to Average	Portfolio
	(000s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	$12,156	1.30%	0.20%		1.41%	0.09%	90.02%
Year Ended October 31, 2004	$12,244	1.36%	(0.01%	)	1.39%	(0.04%)	146.98%
Year Ended October 31, 2005	$11,263	1.49%	0.02%		1.85%	(0.34%)	187.36%
Year Ended October 31, 2006	$12,777	1.36%	0.09%		1.66%	(0.21%)	151.61%
Year Ended October 31, 2007	$10,998	1.38%	(0.16%	)	1.64%	(0.42%)	175.48%
Class B Shares
Year Ended October 31, 2003	$2,641	2.00%	(0.49%	)	2.12%	(0.60%)	90.02%
Year Ended October 31, 2004	$2,631	2.01%	(0.66%	)	2.04%	(0.69%)	146.98%
Year Ended October 31, 2005	$2,592	2.14%	(0.64%	)	2.50%	(0.99%)	187.36%
Year Ended October 31, 2006	$2,600	2.04%	(0.59%	)	2.34%	(0.90%)	151.61%
Year Ended October 31, 2007	$2,219	2.10%	(0.89%	)	2.36%	(1.15%)	175.48%
Class C Shares
Year Ended October 31, 2003	$342	2.00%	(0.56%	)	2.09%	(0.65%)	90.02%
Year Ended October 31, 2004	$652	2.01%	(0.67%	)	2.05%	(0.71%)	146.98%
Year Ended October 31, 2005	$669	2.14%	(0.62%	)	2.51%	(0.99%)	187.36%
Year Ended October 31, 2006	$668	2.04%	(0.59%	)	2.34%	(0.89%)	151.61%
Year Ended October 31, 2007	$515	2.10%	(0.86%	)	2.36%	(1.12%)	175.48%
Class R Shares
Period Ended October 31, 2004 (f)	$1	1.60%	(0.35%	)	1.64%	(0.39%)	146.98%
Year Ended October 31, 2005	$1	1.61%	0.06%		1.99%	(0.32%)	187.36%
Year Ended October 31, 2006	$1	1.50%	(0.07%	)	1.84%	(0.41%)	151.61%
Year Ended October 31, 2007	$1	1.83%	(0.62%	)	2.18%	(0.97%)	175.48%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$1	1.09%	0.09%		1.17%	0.01%	146.98%
Year Ended October 31, 2005	$1	1.08%	0.39%		1.30%	0.17%	187.36%
Year Ended October 31, 2006	$1	1.07%	0.36%		1.36%	0.08%	151.61%
Year Ended October 31, 2007	$1	1.06%	0.14%		1.40%	(0.20%)	175.48%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.
See accompanying notes to financial statements.

46 Annual Report 2007

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Bond Fund (Class A at NAV) returned 4.23% versus 5.39% for its benchmark, the Lehman Brothers Government/ Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated (consisting of 175 funds as of Oct. 31, 2007) was 4.02% during the same time period.

Can you describe the market environment during the reporting period?

During the majority of the reporting period, the financial markets were fairly benign as the market sustained moderate growth. At the end of July, however, the bond markets switched from greed to fear. Declining housing values and poorly underwritten subprime bonds began to take a toll on the financial markets. Spreads widened on mortgage-backed bonds and brokerage firm bonds as investors grappled with companies that owned poorly performing subprime bonds and collateralized debt obligations (CDOs). Corporate bonds rapidly declined in value in August. The Federal Reserve Board cut the federal funds rate twice to end the reporting period at 4.5%. These moves were made primarily to stabilize the bond markets. The economy clearly had not shown enough weakening to warrant cutting the federal funds rate for economic stimulation. The Treasury curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened during the reporting period. The 10-year Treasury yield fell by 9 basis points, while the 2-year Treasury yield fell by 70 basis points. We continued to incrementally increase the Fund’s holdings in the intermediate part of the yield curve in anticipation of the Federal Reserve’s interest-rate-easing cycle. As the Treasury curve steepens, intermediate bonds tend to outperform.

What areas detracted from Fund performance?

The Fund’s overweight to lower-quality bonds relative to the Index detracted from Fund performance. Bonds such as Chemtura Corp. (CHE) and General Motors Acceptance Corp. (GMAC), which we continue to hold, decreased in value. The Fund’s underweight to Treasuries relative to the Index also detracted from performance, as securities’ spread to Treasuries widened during the last few months of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s overweight to the intermediate part of the yield curve relative to the Index aided Fund performance. The yield on 3-year and 5-year Treasury bonds fell 65 basis points and 35 basis points, respectively. The Fund’s holdings in 3-year and 5-year bonds also declined in yield along with the drop in Treasury yields. (The price of a bond rises when its yield falls.) The Fund’s duration was modestly longer than that of its peers, which aided Fund performance in relation to that of its peers.

What is your outlook for the near term?

We believe the Fed will be forced to continue to reduce the federal funds rate to stabilize the financial markets. The weakening housing market eventually is likely to spill over into consumer confidence and hurt the economy. During the coming months we will likely move more heavily into intermediate bonds. We want to take advantage of a continuing Treasury yield curve steepening, which typically happens when the Fed is in an easing cycle. The Fund will remain adequately diversified to mitigate exposure to credit-specific risk. We will maintain the Fund’s duration close to that of the benchmark Index.

Portfolio Managers:

Gary Davis, CFA and Mabel Brown, CFA

2007 Annual Report 47

Nationwide Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A1	w/o SC2	4.23%	4.83%	5.33%	1.08%
	w/SC3	-0.25%	3.92%	4.88%

Class B4	w/o SC2	3.67%	4.16%	4.72%	1.76%
	w/SC5	-1.31%	3.82%	4.72%

Class C6	w/o SC2	3.66%	4.14%	4.92%	1.76%
	w/SC7	2.67%	4.14%	4.92%

Class D8	w/o SC2	4.54%	5.11%	5.59%	0.80%
	w/SC9	-0.15%	4.16%	5.10%

Class R [1,10]		3.88%	4.66%	5.36%	1.46%

Class X1	w/o SC2	3.71%	4.29%	4.78%	1.61%
	w/SC5	-1.26%	3.95%	4.78%

Class Y1	w/o SC2	3.71%	4.28%	4.99%	1.61%
	w/SC7	2.71%	4.28%	4.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

48 Annual Report 2007

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Lehman Brothers Government/ Credit Bond Index (LBG/ CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/ CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 49

Nationwide Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Bond Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,018.20	$5.54	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.71	$5.56	1.09%

Class B	Actual		$1,000.00	$1,016.00	$8.79	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.83	1.73%

Class C	Actual		$1,000.00	$1,016.00	$8.74	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.53	$8.78	1.72%

Class D	Actual		$1,000.00	$1,019.90	$3.82	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83	0.75%

Class R	Actual		$1,000.00	$1,016.10	$7.27	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.99	$7.30	1.43%

Class X	Actual		$1,000.00	$1,015.70	$8.03	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.24	$8.07	1.58%

Class Y	Actual		$1,000.00	$1,015.70	$8.03	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.24	$8.07	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

50 Annual Report 2007

Nationwide Bond Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Corporate Bonds	39.9%
U.S. Government Sponsored & Agency Obligations	19.2%
Commercial Mortgage Backed Securities	19.0%
U.S. Government Sponsored Mortgage-Backed Obligations	6.3%
Asset-Backed Securities	5.8%
Collateralized Mortgage Obligations	4.3%
Commercial Paper	2.2%
Principal Only Bonds	1.5%
Municipal Bonds	1.4%
Sovereign Agency	0.5%
Other Investments*	0.1%
Repurchase Agreements	0.0%
Liabilities in excess of other assets**	-0.2%

100.0%

Top Industries

Other Financial	10.9%
Airlines	4.9%
Insurance	3.5%
Banks	2.3%
Diversified Financial Services	2.2%
Food Products	1.9%
Electronic Equipment & Instruments	1.4%
Service Companies	1.3%
Automobiles	1.2%
Office Furniture	1.2%
Other	69.2%

100.0%

Top Holdings***

U.S. Treasury Notes, 4.63%, 07/31/12	10.0%
Federal National Mortgage Association, 7.30%, 05/25/10	3.5%
U.S. Treasury Notes, 4.13%, 08/31/12	3.2%
Federal Home Loan Mortgage Corp., Pool # E01443, 3.50%, 07/01/18	3.1%
U.S. Treasury Notes, 4.75%, 05/31/12	2.9%
Societe Generale North Americana, 4.75%, 11/01/07	2.2%
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	2.2%
Federal National Mortgage Association, Pool # 383661, 6.62%, 06/01/16	2.2%
Federal National Mortgage Association, 5.50%, 05/25/23	2.2%
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	2.0%
Other	66.5%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes Value of collateral owed from securities lending.

***	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 51

Statement of Investments
October 31, 2007

Nationwide Bond Fund

Asset-Backed Securities (5.8%)

	Principal
	Amount	Value

American Home Mortgage Investment Trust, 4.82%, 10/25/34 (a)	$1,000,000	$972,408
Chase Funding Mortgage Loan, 6.24%, 01/25/13	996,000	996,020
Embarcadero Aircraft Securitization Trust, 5.57%, 08/15/25 (a) (b)	114,022	112,882
Opteum Mortgage Acceptance Corp., 5.68%, 12/25/35	1,000,000	982,311
Residential Asset Mortgage Products, Inc., Series 2002-RSI-AI5, 5.91%, 01/25/32	706,332	700,250
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	580,221	580,749
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	973,588	950,502

Total Asset-Backed Securities (Cost $5,331,359)		5,295,122

Collateralized Mortgage Obligations (4.3%)
ABN Amro Mortgage Corp., Class A23, 5.50%, 06/25/33	1,000,000	973,453
Countrywide Home Loans, Class A7, 5.50%, 08/25/35	1,000,000	979,527
Master Alternative Loans Trust, 5.50%, 12/25/35	1,000,000	957,463
Residential Funding Securities Corp., Series 2003-RM2-AI3, 4.50%, 05/25/33	1,000,000	969,636

Total Collateralized Mortgage Obligations (Cost $3,956,323)		3,880,079

Commercial Mortgage Backed Securities (19.0%)
Banc of America Commercial Mortgage Inc., 5.66%, 04/10/49 (a)	1,000,000	1,005,205
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34 (b)	1,000,000	1,042,028
Enterprise Mortgage Acceptance Co., 6.63%, 01/15/25 (b)	455,185	392,720
Federal National Mortgage Association 7.30%, 05/25/10	3,000,000	3,180,650
5.50%, 05/25/23	2,000,000	1,980,176
Greenwich Capital Commercial Funding Corp., 5.72%, 12/10/49	1,000,000	1,000,859
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	1,711,175	1,733,946
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	1,943,935	1,998,596
LB Commercial Conduit Mortgage Trust, 5.92%, 07/15/44 (a)	1,000,000	1,019,725
LB-UBS Commercial Mortgage Trust, 5.48%, 11/15/30 (a)	1,000,000	1,004,725
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	1,732,214	1,786,591
Nomura Asset Securities Corp., Series 1998-D6, 6.69%, 03/15/30	1,000,000	1,057,960

Total Commercial Mortgage Backed Securities (Cost $16,975,461)		17,203,181

Corporate Bonds (39.9%)
Air Freight & Logistics (1.2%)
FedEx 7.63%, 01/01/15	1,000,000	1,077,500

Airlines (3.7%)
America West Airlines, Series A, 6.85%, 07/02/09	118,817	117,628
Continental Airlines, Inc., Class A-2, Series 98-3, 6.32%, 11/01/08	1,000,000	1,000,000
Delta Air Lines, 7.11%, 09/18/11	1,000,000	1,021,250
United Airlines, 6.93%, 09/01/11	1,000,000	1,186,250

		3,325,128

Automobiles (1.2%)
DaimlerChrysler AG, 7.30%, 01/15/12	1,000,000	1,074,229

52 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Banks (2.3%)
Household Finance Corp., 6.38%, 10/15/11	$1,000,000	$1,033,517
Regions Financial Corp., 7.00%, 03/01/11	1,000,000	1,048,073

		2,081,590

Chemicals (1.1%)
Chemtura Corp., 6.88%, 06/01/16	1,000,000	955,000

Data Processing (1.1%)
Cisco Systems, Inc., 5.50%, 02/22/16	1,000,000	1,003,875

Electronic Equipment & Instruments (1.4%)
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,257,099

Food Products (1.9%)
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,729,966

Health Care Equipment & Supplies (1.1%)
Bard (C.R.), Inc., 6.70%, 12/01/26	1,000,000	1,019,232

Insurance (3.5%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,082,884
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,073,814
Oil Insurance Ltd., 7.56%, 12/29/49 (b)	1,000,000	1,027,920

		3,184,618

Machinery (0.6%)
Caterpillar, Inc., 9.38%, 08/15/11	500,000	570,465

Manufacturing (1.0%)
Digital Equipment Corp., 7.75%, 04/01/23	825,000	924,780

Office Furniture (1.2%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,054,366

Oil, Gas & Consumable Fuels (1.1%)
Energy Transfer Partners, 5.65%, 08/01/12	1,000,000	994,169

Other Financial (10.8%)
Baxter Finco BV, 4.75%, 10/15/10	1,000,000	994,338
Covidien International, 6.55%, 10/15/37 (b)	1,000,000	1,018,757
Ford Motor Credit Co., 7.38%, 02/01/11	500,000	471,596
General Motors Acceptance Corp., 6.75%, 12/01/14	500,000	443,047
John Deere Capital Corp., 4.50%, 08/25/08	1,000,000	995,384
Nissan Motor Acceptance, 4.63%, 03/08/10 (b)	1,000,000	991,273
OMX Timber Financial Investments LLC, Class A1, 5.42%, 01/29/20 (b)	1,000,000	984,440
Pemex Project Funding Master, 5.75%, 12/15/15	1,000,000	1,018,000
Rabobank Cap III, 5.25%, 12/29/49 (b)	1,000,000	939,009
SLM Corp., 4.63%, 12/15/08 (a)	1,000,000	955,630
Textron Financial Corp., 5.13%, 11/01/10	1,000,000	997,328

		9,808,802

Paper & Forest Products (1.1%) (b)
Stora Enso Oyj, 7.25%, 04/15/36	1,000,000	1,011,051

Pharmaceutical (1.1%) (b)
Amgen, Inc., 5.85%, 06/01/17	1,000,000	998,498

Real Estate Investment Trust (REIT) (1.0%)
Highwoods Realty Ltd., 5.85%, 03/15/17	1,000,000	941,589

Service Company (1.3%)
Tele-Communications, Inc., 9.80%, 02/01/12	1,000,000	1,158,196

Steel & Iron (1.1%)
Vale Overseas Ltd., 6.25%, 01/23/17	1,000,000	1,011,114

2007 Annual Report 53

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Telephones (1.1%)
U.S. West Communications, Inc., 6.88%, 09/15/33	$1,000,000	$942,500

Total Corporate Bonds (Cost $35,496,112)		36,123,767

Principal Only Bonds (1.5%) (c)
U.S. Treasury Strips, 8.75%, 08/15/20	2,500,000	1,351,120

Total Principal Only Bonds (Cost $1,129,009)		1,351,120

U.S. Government Sponsored Mortgage-Backed Obligations (6.3%)
Federal Home Loan Mortgage Corp., Pool # E01443, 3.50%, 07/01/18	3,056,894	2,847,866
Federal National Mortgage Association Pool # 383661, 6.62%, 06/01/16	1,843,519	1,983,478
Pool # 386905, 5.00%, 04/01/19	950,473	923,992

Total U.S. Government Sponsored Mortgage-Backed Obligations (Cost $5,649,413)		5,755,336

Municipal Bonds (1.4%)
Iowa (1.0%)
Tobacco Settlement Authority, 6.50%, 06/01/23	955,000	914,030

Louisiana (0.4%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	407,898	407,103

Total Municipal Bonds (Cost $1,362,236)		1,321,133

AID-Israel, 5.10%, 05/15/24	1,000,000	427,140

Total Sovereign Agency (Cost $401,844)		427,140

U.S. Government Sponsored & Agency Obligations (19.2%)
U.S. Treasury Notes 4.88%, 05/31/11	250,000	257,070
4.50%, 11/30/11 (d)	550,000	558,465
4.63%, 02/29/12 (d)	750,000	765,234
4.75%, 05/31/12 (d)	2,600,000	2,667,642
4.63%, 07/31/12	8,850,000	9,029,761
4.13%, 08/31/12	2,900,000	2,897,054
4.75%, 08/15/17	1,200,000	1,226,437

Total U.S. Government Sponsored & Agency Obligations (Cost $17,207,757)		17,401,663

Commercial Paper (2.2%) (c)
Diversified Financial Services (2.2%)
Societe Generale North Americana, 4.75%, 11/01/07	2,003,000	2,003,000

Total Commercial Paper (Cost $2,003,000)		2,003,000

Securities Purchased with Collateral for Securities on Loan (0.1%)
Repurchase Agreements (0.1%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $50,537, collateralized by U.S. Government Agency Mortgages with a market value of $51,540	50,530	50,530

Total Securities Purchased with Collateral for Securities on Loan (Cost $50,530)		50,530

54 Annual Report 2007

Securities Purchased with Collateral For Securities On Loan (continued)
	Principal
	Amount	Value

Repurchase Agreements (continued)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $140, collateralized by U.S. Government Agency Mortgages with a market value of $143	$140	$140
Nomura Securities, 4.81% dated 10/31/07, due 11/01/07, repurchase price $174, collateralized by U.S. Government Agency Mortgages with a market value of $177	174	174

Total Repurchase Agreements (Cost $314)		314

Total Investments (Cost $89,563,358) (e) — 100.2%		90,812,385
Liabilities in excess of other assets — (0.2)%		(184,630)

NET ASSETS — 100.0%		$90,627,755

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2007. The maturity date represents the actual maturity date.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	The rate reflected in the Statement of Investments is the effective yield as of October 31, 2007.

(d)	All or a part of the security was on loan as of October 31, 2007.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 55

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Enhanced Income Fund (Class A at NAV) returned 4.75% versus 5.45% for its benchmark, which is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-year T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Ultra-Short Obligations Funds (consisting of 74 funds as of Oct. 31, 2007) was 3.35% for the same time period.

Can you describe the market environment during the reporting period?

The Federal Open Market Committee (“FOMC”) lowered the target federal funds rate by 75 basis points during the reporting period. The interest-rate cuts occurred during the last quarter of the Fund’s fiscal year as credit market conditions deteriorated, fueled by concerns about subprime mortgage-backed securities and related structured credits. The FOMC policy action brought the federal funds rate to 4.50% by the end of the reporting period, down from the 5.25% that was maintained until Sept. 18, 2007. The Fed’s actions were taken to address the potential for slowing economic growth. Core inflation measures trended lower during the reporting period, supporting the Fed’s decision to lower rates. The Fed changed course during the period and abandoned its inflationary risk bias, which had been maintained since May 10, 2006, in its assessment of the economy.

Yields on short-maturity U.S. Treasuries fell sharply, in line with the Fed’s monetary easing, while longer rates were flat to slightly lower on rising commodity prices and the potential for inflation to re-emerge with an accommodative Fed. The yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) returned to a positive slope and steepened significantly as the spread between the 3-month Treasury bill and 10-year Treasury note moved from negative 47 basis points a year ago to end the reporting period at positive 56 basis points.

What areas detracted from Fund performance?

Risk premiums in the spread sectors rose substantially, and volatility increased. Therefore, returns relative to Treasuries were negative in most fixed-income spread sectors during the reporting period. The commercial mortgage-backed securities, asset-backed securities and credit sectors posted the weakest curve-adjusted performance versus Treasuries. The Fund’s exposures to these sectors detracted from relative performance.

What areas of investment provided the most positive relative returns for the Fund?

The Fund maintained a focus on high quality. As of Oct. 31, 2007, the Fund was composed of 78% AAA-rated securities, with the balance in issues rated AA and A. The Fund’s focus on higher-quality assets added to performance relative to the Lipper peer group during this volatile period. The Fund had limited exposure to the subprime mortgage market, which was positive for relative performance. The Fund’s exposure to agency and residential mortgage-backed securities was positive for relative performance, because these sectors outperformed Treasuries during the reporting period.

What is your outlook for the near term?

As the U.S. housing market continues to decline, concerns increase regarding the ripple effect on credit markets and banks in the rest of the world. Manufacturing activity has declined as growth has begun to slow. However, rising commodities and import prices as well as U.S. dollar weakness will keep the Fed balancing the dual risks of weakening growth and inflationary pressures. While market conditions have improved somewhat since the lows of the summer, we remain cautious. Credit conditions may not fully normalize anytime soon. While the Fed acted to increase liquidity to the markets, the painful de-leveraging process continues. We anticipate further rate reductions by the Fed as we progress through the year and into 2008. Given the uncertainty in the economic outlook and unprecedented liquidity disruptions in the markets, we have positioned the Fund to maintain overall duration-neutrality versus the benchmark and a conservative posture with regard to credit quality and liquidity. Risk premiums have widened for virtually all spread-sector securities due to concerns about subprime mortgage contagion. While wider risk premiums are generally warranted, the market has been somewhat indiscriminant in pricing securities lower, regardless of risk, creating many return enhancement opportunities. We intend to continue to prudently exploit market dislocations while maintaining the quality and liquidity of the Fund.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

56 Annual Report 2007

Nationwide Enhanced Income Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	4.75%	2.51%	2.71%	0.76%	0.72%
	w/SC3	2.05%	2.03%	2.41%

Class R [4,5]		4.44%	2.41%	2.65%	1.19%	1.15%

Institutional Service Class[4]		4.91%	2.62%	2.84%	0.74%	0.70%

Institutional Class[4]		5.04%	2.83%	3.07%	0.49%	0.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill Index(b), the Merrill Lynch 1-Year Treasury Bill Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index.

(b)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 57

Nationwide Enhanced Income Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Enhanced Income Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,020.07	$4.08	0.80%
	Hypothetical	[1]	$1,000.00	$1,021.17	$4.08	0.80%

Class R	Actual		$1,000.00	$1,018.01	$5.05	0.99%
	Hypothetical	[1]	$1,000.00	$1,020.21	$5.05	0.99%

Institutional Service Class	Actual		$1,000.00	$1,023.33	$2.40	0.47%
	Hypothetical	[1]	$1,000.00	$1,022.83	$2.40	0.47%

Institutional Class	Actual		$1,000.00	$1,023.28	$2.45	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.78	$2.45	0.48%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

58 Annual Report 2007

Nationwide Enhanced Income Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Asset-Backed Securities	43.3%
Corporate Bonds	25.2%
Commercial Mortgage Backed Securities	16.7%
Collateralized Mortgage Obligations	6.4%
U.S. Government Sponsored & Agency Obligations	4.3%
Repurchase Agreements	2.9%
U.S. Government Sponsored Mortgage-Backed Obligations	0.8%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Auto Loans	17.7%
Diversified Financial Services	15.5%
Credit Card Loans	11.8%
Electric Utilities	7.2%
Consumer Finance	4.2%
Equipment Loans	3.5%
Home Equity Loans	3.1%
Electric Power	2.5%
Manufacturing	1.5%
Computers & Peripherals	1.5%
Other	31.5%

100.0%

Top Holdings*

MBNA Corp., 5.63%, 11/30/07	2.2%
Goldman Sachs Group, Inc., 4.13%, 01/15/08	2.2%
Citibank Credit Card Issuance Trust, Series 2000-A3, Class A3, 6.88%, 11/16/09	1.9%
MBNA Credit Card Master Note Trust, Series 2005-A1 Class A1, 4.20%, 09/15/10	1.8%
Government National Mortgage Association, Series 2003-49, Class A, 2.21%, 10/16/17	1.7%
U.S. Bank NA, 6.30%, 07/15/08	1.6%
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	1.5%
HSBC Finance Corp., 6.40%, 06/17/08	1.5%
Capital One Master Trust, Series 1998-1, Class A, 6.31%, 06/15/11	1.5%
CS First Boston Mortgage Securities Corp., Series 2003-C4, Class A2, 3.91%, 08/15/36	1.5%
Other	82.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 59

Statement of Investments
October 31, 2007

Nationwide Enhanced Income Fund

Asset-Backed Securities (43.3%)

	Principal
	Amount	Value

Auto Loans (17.7%)
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 05/06/10	$1,199,042	$1,196,682
Banc of America Securities Auto Trust, Series 2006-G1, Class A3, 5.18%, 06/18/10	2,275,000	2,279,628
BMW Vehicle Owner Trust, Series 2005-A, Class A3, 4.04%, 02/25/09	158,240	158,110
Capital Auto Receivables Asset Trust, Series 2004-2, Class A4, 3.75%, 07/15/09	2,500,000	2,482,807
Capital One Auto Finance Trust Series 2005-D, Class A3, 4.81%, 03/15/10	1,383,877	1,383,040
Series 2006-C, Class A3A, 5.07%, 07/15/11	2,241,000	2,243,901
Daimler Chrysler Auto Trust Series 2004-A, Class A4, 2.58%, 04/08/09	945,580	945,020
Series 2005-B, Class A3, 4.04%, 09/08/09	1,177,331	1,174,462
Series 2006-D, Class A3, 4.98%, 02/08/11	2,000,000	2,003,177
Ford Credit Auto Owner Trust, Series 2007-B, Class A2A, 5.26%, 06/15/10	1,500,000	1,505,038
Honda Auto Receivables Owner Trust Series 2004-3, Class A3, 2.91%, 10/20/08	71,510	71,432
Series 2007-2, Class A2, 5.41%, 11/23/09	2,000,000	2,005,827
Household Automotive Trust, Series 2005-3, Class A3, 4.80%, 10/18/10	2,140,139	2,137,709
Volkswagen Auto Loan Enhanced Trust, Series 2005-1, Class A4, 4.86%, 04/20/12	1,500,000	1,500,020
Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	1,916,310	1,921,612
WFS Financial Owner Trust (a) 3.93%, 02/17/12	2,491,156	2,475,788
Series 2005-2, Class A4, 4.39%, 11/19/12	2,224,999	2,217,005
World Omni Auto Receivables Trust, Series 2007-B, Class A2A, 5.46%, 02/16/10	1,500,000	1,503,812

		29,205,070

Credit Card Loans (11.8%)
Bank One Issuance Trust Series 2003-A7, Class A7, 3.35%, 03/15/11	2,241,000	2,216,152
Class 2004-A1, Class A1, 3.45%, 10/17/11	2,500,000	2,458,440
Capital One Master Trust, Series 1998-1, Class A, 6.31%, 06/15/11	2,500,000	2,514,728
Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	2,299,999	2,276,442
Citibank Credit Card Issuance Trust, Series 2000-A3, Class A3, 6.88%, 11/16/09	3,138,001	3,139,779
MBNA Credit Card Master Note Trust Series 2005-A1 Class A1, 4.20%, 09/15/10	2,951,999	2,941,919
Series 2003-A6, Class A6, 2.75%, 10/15/10	2,000,000	1,976,491
Series 2005-A7, Class A7, 4.30%, 02/15/11	2,000,000	1,990,930

		19,514,881

Electric Utilities (7.2%)
Centerpoint Energy Transition Bond Co., Series 2001-1, Class A3, 5.16%, 09/15/11	2,480,186	2,487,062
Peco Energy Transition Trust, Series 1999-A, Class A7, 6.13%, 03/01/09	2,012,317	2,026,728
PG&E Energy Recovery Funding LLC, 3.87%, 06/25/11	1,516,143	1,502,081
PP&L Transition Bond Co. LLC, Series 1999-1, Class A8, 7.15%, 06/25/09	2,072,283	2,104,282

60 Annual Report 2007

Asset-Backed Securities (43.3%)

	Principal
	Amount	Value

Electric Utilities (continued)
Public Service New Hampshire Funding LLC, Series 2001-1 Class A2, 5.73%, 11/01/10	$1,275,328	$1,279,949
Texas Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A1, 3.52%, 11/15/11	2,490,831	2,462,799

		11,862,901

Equipment Loans (3.5%)
Caterpillar Financial Asset Trust, Series 2007-A, Class A2A, 5.40%, 04/26/10	1,500,000	1,504,020
CIT Equipment Collateral, Series 2006-VT1, Class A3, 5.13%, 02/20/09	2,027,744	2,031,094
John Deere Owner Trust, Series 2005-A, Class A3, 3.98%, 06/15/09	582,354	581,189
MBNA Practice Solutions Owner Trust (b) Series 2005-2, Class A2, 4.10%, 05/15/09	99,022	98,969
Series 2005-2, Class A3, 4.34%, 06/15/11	1,500,000	1,487,641

		5,702,913

Home Equity Loans (3.1%)
Agency Wrapped, FHLMC, Series T-50, Class A7, 5.05%, 10/27/31 (a)	897,000	887,772
Chase Funding Mortgage Loan Series 2003-6, Class 1A3, 3.34%, 05/25/26	563,245	556,016
Series 2004-2, Class 1A3, 4.21%, 09/25/26	87,113	86,775
Series 2003-3, Class 1A4, 3.30%, 11/25/29	561,044	554,187
Citigroup Residential Mortgage Securities, Series 2006-A1, Class A3-A4, 5.96%, 07/25/36	1,093,521	1,086,656
Countrywide Asset-Backed Certificates, Series 2005-7, Class AF2, 4.37%, 11/25/35	1,202,098	1,193,863
Popular ABS Mortgage Pass-Through Trust Series 2005-4, Class AF1, 5.01%, 09/25/35 (a)	37,877	37,986
Series 2005-5, Class AV2A, 5.00%, 11/25/35 (a)	180,804	180,553
Series 2005-D, Class AF1, 5.36%, 01/25/36	306,789	305,562
Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI3, 2.68%, 01/25/19	196,994	195,111

		5,084,481

Total Asset-Backed Securities (Cost $71,263,468)		71,370,246

Commercial Mortgage Backed Securities (16.7%)
Asset Securitization Corp., Series 1996-D3, Class A1C, 7.40%, 10/13/26	283,385	290,066
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A2, 4.64%, 11/10/42	1,148,759	1,145,545
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class A1, 6.08%, 02/15/35	289,202	292,090
Series 2004-T14, Class A2, 4.17%, 01/12/41 (a)	2,454,022	2,426,974
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1, 3.79%, 10/15/41	1,874,877	1,851,334
Commercial Mortgage Pass-Through Certification, Series 1999-1, Class A2, 6.46%, 05/15/32	2,022,210	2,032,035
CS First Boston Mortgage Securities Corp. Series 2003-C4, Class A2, 3.91%, 08/15/36	2,538,439	2,512,031
Series 2003-C3, Class A1, 2.08%, 05/15/38	898,917	892,936
GE Capital Commercial Mortgage Corp., Series 2003-C1, Class A1, 3.09%, 01/10/38	1,738,592	1,729,889

2007 Annual Report 61

Statement of Investments (Continued)
October 31, 2007

Nationwide Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal
	Amount	Value

Greenwich Capital Commercial Funding Corp., Series 04-GG1, Class A3, 4.34%, 06/10/36	$2,500,000	$2,479,631
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNCI, Class A1, 2.80%, 06/12/41	1,335,987	1,316,418
LB-UBS Commercial Mortgage Trust Series 2000-C5, Class A1, 6.41%, 12/15/19	150,209	150,568
Series 2001-C7, Class A2, 5.53%, 12/15/25	722,409	723,590
Series 2002-C1, Class A2, 5.97%, 03/15/26	928,028	930,795
Series 2002-C2, Class A2, 4.90%, 06/15/26	994,076	991,610
Series 2002-C7, Class A2, 3.90%, 12/15/26	1,264,199	1,262,154
Series 2003-C1, Class A1, 2.72%, 03/15/27	1,068,352	1,062,499
Series 2003-C5, Class A2, 3.48%, 07/15/27	2,241,000	2,214,490
Morgan Stanley Dean Witter Capital I Series 2001-TOP1, Class A3, 6.46%, 02/15/33	156,875	156,693
Series 2003-T11, Class A1, 3.26%, 06/13/41	282,480	280,127
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	2,527,039	2,534,350
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A1, 4.43%, 03/15/42	197,043	196,393

Total Commercial Mortgage Backed Securities (Cost $27,465,853)		27,472,218

Corporate Bonds (25.2%)

Computers & Peripherals (1.5%)
Hewlett Packard Co., 3.63%, 03/15/08	2,500,000	2,488,063

Consumer Finance (4.2%)
HSBC Finance Corp., 6.40%, 06/17/08	2,500,000	2,516,602
JP Morgan Chase, 4.00%, 02/01/08	1,800,000	1,795,619
U.S. Bank NA, 6.30%, 07/15/08	2,500,000	2,516,825

		6,829,046

Diversified Financial Services (15.5%)
AIG SunAmerica Global Finance, 5.85%, 08/01/08 (b)	2,000,000	2,007,544
Associates Corp. of North America, 6.25%, 11/01/08	2,000,000	2,022,166
Bear Stearns Co., Inc., 2.88%, 07/02/08	2,500,000	2,456,163
General Electric Capital Corp., 3.60%, 10/15/08	2,500,000	2,470,530
Goldman Sachs Group, Inc., 4.13%, 01/15/08	3,586,001	3,578,058
Lehman Brothers Holdings, Inc., 3.50%, 08/07/08	2,500,000	2,475,250
MBNA Corp., 5.63%, 11/30/07	3,631,000	3,633,142
Morgan Stanley, 3.88%, 01/15/09	2,500,000	2,467,670
Wachovia Corp., 3.50%, 08/15/08	2,500,000	2,470,760
Wells Fargo & Co., 3.50%, 04/04/08	2,000,000	1,987,178

		25,568,461

Electric Power (2.5%)
Alabama Power Co., 3.50%, 11/15/07	1,869,001	1,868,089
FPL Recovery Funding, 5.05%, 02/01/13	2,300,000	2,308,257

		4,176,346

62 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Manufacturing (1.5%)(b)
Pepsi Bottling Holdings, Inc., 5.63%, 02/17/09	$2,500,000	$2,511,900

Total Corporate Bonds (Cost $41,535,448)		41,573,816

Collateralized Mortgage Obligations (6.4%)

Federal Home Loan Mortgage Corp. Series 2611, Class KC, 3.50%, 01/15/17	504,144	491,529
Series 2664, Class GA, 4.50%, 01/15/18	543,281	536,681
Series 2613, Class PA, 3.25%, 05/15/18	573,059	542,660
Series 2630, Class JA, 3.00%, 06/15/18	518,592	502,325
Series 2928, Class NA, 5.00%, 11/15/19	885,188	884,047
Series 2682, Class XK, 3.00%, 01/15/21	292,141	291,161
Series 2726, Class AC, 3.75%, 09/15/22	116,164	115,860
Federal National Mortgage Association Series 2004-34, Class PL, 3.50%, 05/25/14	791,851	783,357
Series 2003-57, Class NB, 3.00%, 06/25/18	460,398	436,129
Series 2003-75, Class NB, 3.25%, 08/25/18	371,292	358,959
Series: 2003-14, Class AN, 3.50%, 03/25/33	328,635	306,279
Government National Mortgage Association Series 2003-49, Class A, 2.21%, 10/16/17	2,847,305	2,762,408
Series 2004-103, Class A, 3.88%, 12/16/19	2,151,720	2,120,640
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	450,511	436,065

Total Collateralized Mortgage Obligations (Cost $10,678,568)		10,568,100

Federal Home Loan Bank Corp., 5.13%, 07/30/08	2,500,000	2,510,065
U.S. Treasury Notes 4.88%, 08/31/08	2,241,000	2,253,605
4.63%, 09/30/08	2,241,000	2,251,329

Total U.S. Government Sponsored & Agency Obligations (Cost $6,987,781)		7,014,999

U.S. Government Sponsored Mortgage-Backed Obligations (0.8%)
Mortgage-Backed (0.8%)
Federal Home Loan Mortgage Corp.
Pool #E00678, 6.50%, 06/01/14	63,356	65,147
Pool #E00991, 6.00%, 07/01/16	81,455	82,987
Federal National Mortgage Association
Pool #190255, 6.50%, 02/01/09	17,741	17,825
Pool #254256, 5.50%, 04/01/09	20,470	20,636
Pool # 253845, 6.00%, 06/01/16	102,194	104,173
Pool #254089, 6.00%, 12/01/16	158,014	161,075
Pool #545415, 6.00%, 01/01/17	137,024	139,678
Pool #254195, 5.50%, 02/01/17	329,432	331,462
Pool #625178, 5.50%, 02/01/17	298,539	300,379

Total U.S. Government Sponsored Mortgage-Backed Obligations (Cost $1,207,609)		1,223,362

2007 Annual Report 63

Statement of Investments (Continued)
October 31, 2007

Nationwide Enhanced Income Fund (Continued)

U.S. Government Sponsored Mortgage-Backed Obligations (continued)
	Principal
	Amount	Value

Mortgage-Backed (continued)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $2,150,830, collateralized by U.S. Government Agency Mortgages with a market value of $2,193,554	$2,150,543	$2,150,543
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $2,681,881, collateralized by U.S. Government Agency Mortgages with a market value of $2,735,153	2,681,523	2,681,523

Total Repurchase Agreements (Cost $4,832,066)		4,832,066

Total Investments (Cost $163,970,793) (c) — 99.6%		164,054,807
Other assets in excess of liabilities — 0.4%		736,372

NET ASSETS — 100.0%		$164,791,179

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2007. The maturity date represents the actual maturity date.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

64 Annual Report 2007

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Government Bond Fund (Class A at NAV) returned 5.01% versus 5.89% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds (consisting of 83 funds as of Oct. 31, 2007) was 4.81% for the same time period.

Can you describe the market environment during the reporting period?

The market environment during the reporting period was increasingly affected by the deterioration in the housing market and an increase in energy and commodity costs. The Federal Reserve Board kept the federal funds rate steady at 5.25% for most of the period and noted concerns about inflation. The steady deterioration in housing began to feed into losses on mortgage-backed securities and caused substantial losses to those bonds backed by the worst of the underwriting. Losses were mainly experienced in subprime mortgage-backed securities, which are not held in the Fund. As the losses began mounting, investors backed away from any instrument containing poorly underwritten loans or any area in which uncertainty existed. This reaction caused the market to become increasingly illiquid. In response, the Federal Reserve lowered short-term interest rates by 50 basis points in September and 25 basis points in October to help restore liquidity and investor confidence.

What areas detracted from Fund performance?

While the Fund benefited early in the period from the holding of agency and mortgage-backed securities, performance suffered from these holdings as the turmoil noted above caused investors to sell bonds for the safety of Treasury securities in a flight to quality. As market participants sold mortgage-backed securities and agency notes in favor of Treasuries, we sold the Fund’s Treasury holdings in favor of adding to high quality mortgage-backed securities, because the additional yield over Treasury notes was attractive from a risk/reward perspective.

What areas of investment provided the most positive relative returns for the Fund?

The Fund posted good performance during the reporting period from the holding of Treasury notes and Treasury Inflation Protected Securities (TIPS), which benefited from the increase in energy costs and commodity prices noted above. Good performance also was realized from mortgage-backed securities and agency notes during the first half of the reporting period. Exposure on both ends of the maturity curve also contributed to Fund performance. We moved fund holdings toward the shorter end of the maturity curve to position for the expectation of the Fed to lower short-term interest rates. When the Fed lowers interest rates, the shorter end of the maturity curve tends to benefit more than the longer end.

What is your outlook for the near term?

As the market turmoil caused by poorly underwritten mortgage-backed securities continues to spread, a vicious cycle is likely to develop wherein losses on securities lead to tighter lending standards, which in turn lead to falling home prices and further losses on securities. We believe that the Fed will respond by continuing to lower short-term interest rates, from which we expect the Fund to benefit by holding shorter-maturity positions.

Portfolio Manager:

Gary R. Hunt, CFA

2007 Annual Report 65

Nationwide Government Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A1	w/o SC2	5.01%	3.33%	5.26%	1.09%
	w/SC3	0.57%	2.43%	4.80%

Class B4	w/o SC2	4.39%	2.76%	4.68%	1.72%
	w/SC5	-0.61%	2.42%	4.68%

Class C6	w/o SC2	4.29%	2.74%	4.86%	1.72%
	w/SC7	3.29%	2.74%	4.86%

Class D8	w/o SC2	5.30%	3.62%	5.52%	0.79%
	w/SC9	0.56%	2.67%	5.03%

Class R [1,10]		4.70%	3.28%	5.34%	1.42%

Class X1	w/o SC2	4.54%	2.88%	4.74%	1.57%
	w/SC5	-0.46%	2.54%	4.74%

Class Y1	w/o SC2	4.54%	2.88%	4.93%	1.57%
	w/SC7	3.54%	2.88%	4.93%

Institutional Class[1,10]		5.43%	3.69%	5.55%	0.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01),Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchased.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

66 Annual Report 2007

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 67

Nationwide Government Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Government Bond Fund			05/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,025.50	$5.77	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.50	$5.77	1.13%

Class B	Actual		$1,000.00	$1,022.50	$8.82	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.79	1.73%

Class C	Actual		$1,000.00	$1,021.50	$8.81	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.79	1.73%

Class D	Actual		$1,000.00	$1,025.90	$4.34	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.92	$4.34	0.85%

Class R	Actual		$1,000.00	$1,024.80	$6.53	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.53	1.28%

Class X	Actual		$1,000.00	$1,023.30	$8.06	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.24	$8.03	1.58%

Class Y	Actual		$1,000.00	$1,023.30	$8.06	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.24	$8.03	1.58%

Institutional Class	Actual		$1,000.00	$1,028.20	$3.48	0.68%
	Hypothetical	[1]	$1,000.00	$1,021.77	$3.47	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

68 Annual Report 2007

Nationwide Government Bond Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Sponsored & Agency Obligations	41.2%
U.S. Government Mortgage Backed Agencies	36.1%
Collateralized Mortgage Obligations	20.2%
Repurchase Agreements	10.7%
Commercial Mortgage Backed Securities	2.1%
Other Investments*	6.9%
Liabilities in excess of assets**	-17.2%

100.0%

Top Holdings***

U.S. Treasury Inflation Protected Security, 1.88%, 07/15/13	9.4%
Federal National Mortgage Association, 5.08%, 05/14/10	8.4%
U.S. Treasury Note, 4.25%, 11/15/14	6.6%
Federal National Mortgage Association, Pool #745769, 5.53%, 07/01/36	6.1%
Federal National Mortgage Association, Pool #773298, 4.89%, 04/01/35	5.9%
Federal Home Loan Mortgage Corp., Series 2541, Class VL, 5.50%, 11/15/20	5.8%
Federal National Mortgage Association, Pool #813605, 5.50%, 07/01/36	5.3%
Federal National Mortgage Association, 8.20%, 03/10/16	5.1%
Federal National Mortgage Association, Pool #385012, 6.84%, 04/01/20	3.9%
Federal Home Loan Bank, 5.25%, 06/1237	3.8%
Other	39.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes Value of collateral owed from securities lending.

***	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 69

Statement of Investments
October 31, 2007

Nationwide Government Bond Fund

Commercial Mortgage Backed Security (2.1%)

	Shares or
	Principal Amount	Value

Federal National Mortgage Association, Series 1998-M4, Class D, 6.27%, 02/25/35	$2,500,000	$2,531,720

Total Commercial Mortgage Backed Security (Cost $2,318,883)		2,531,720

Collateralized Mortgage Obligations (20.2%)
Federal Home Loan Mortgage Corp.
Series 2541, Class VL, 5.50%, 11/15/20	7,000,000	6,977,818
Series 2960, Class BL, 5.00%, 02/15/23	3,916,728	3,777,528
Pool #1684, 6.50%, 03/15/24	2,000,000	2,067,896
Series 2644, Class AY, 5.00%, 10/15/28	3,080,000	3,022,909
Series 2296, Class H, 6.50%, 03/15/31	192,935	196,583
Federal National Mortgage Association
Series 2002-55, Class QD, 5.50%, 04/25/16	1,970,144	1,975,577
Series 1988-25, Class B, 9.25%, 10/25/18	12,898	14,046
Series 1990-7, Class B, 8.50%, 01/25/20	37,688	40,590
Series 1993-16, Class Z, 7.50%, 02/25/23	155,769	165,739
Series 1193-226, Class PK, 6.00%, 12/25/23	1,000,000	1,014,131
Series 2004-68, Class DY, 5.50%, 09/25/24	2,391,304	2,337,733
Series 2003-66, Class AP, 3.50%, 11/25/32	2,796,882	2,583,967

Total Collateralized Mortgage Obligations (Cost $24,356,422)		24,174,517

U.S. Government Mortgage Backed Agencies (36.1%)
Federal National Mortgage Association Pool #873942, 5.87%, 09/01/11	4,001,738	4,056,952
Pool #381570, 6.30%, 04/01/14	979,481	1,027,768
Pool #381190, 7.90%, 08/01/15	1,523,755	1,715,167
Pool #383142, 7.11%, 10/01/15	2,263,757	2,374,952
Pool #380082, 6.35%, 03/01/16	3,866,415	4,033,965
Pool #383452, 6.68%, 05/01/16	1,625,610	1,691,407
Pool #381995, 7.40%, 10/01/17	1,025,733	1,136,702
Pool #385012, 6.84%, 04/01/20	4,339,788	4,738,455
Pool #386375, 4.79%, 08/01/28	1,829,691	1,752,712
Pool #773298, 4.89%, 04/01/35	7,086,021	7,037,543
Pool #813605, 5.50%, 07/01/36	6,269,070	6,355,387
Pool #745769, 5.54%, 07/01/36	7,281,592	7,333,306

Total U.S. Government Mortgage Backed Agencies (Cost $42,752,430)		43,254,316

U.S. Government Sponsored & Agency Obligations (41.2%)
Federal Farm Credit Bank, 4.70%, 08/10/15	2,480,000	2,454,582
Federal Home Loan Bank
5.99%, 04/15/13	1,500,000	1,592,496
5.25%, 06/12/37	4,500,000	4,513,091
Federal National Mortgage Association
5.08%, 05/14/10	10,000,000	10,080,520
8.20%, 03/10/16	5,000,000	6,126,085
4.50%, 12/18/17	3,748,000	3,550,304
Federal National Mortgage Association TBA, 6.81%, 11/01/25	1,750,000	1,900,938
U.S. Treasury Inflation Protected Security, 1.88%, 07/15/13	10,000,000	11,287,772
U.S. Treasury Note, 4.25%, 11/15/14 (a)	8,000,000	7,971,872

Total U.S. Government Sponsored & Agency Obligations (Cost $48,860,484)		49,477,660

70 Annual Report 2007

Repurchase Agreements (10.7%)

	Shares or
	Principal Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $5,731,865, collateralized by U.S. Government Agency Mortgages with a market value of $5,845,721	$5,731,099	$5,731,099
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $7,147,094, collateralized by U.S. Government Agency Mortgages with a market value of $7,289,062	7,146,139	7,146,139

Total Repurchase Agreements (Cost $12,877,238)		12,877,238

Securities Purchased with Collateral for Securities on Loan (6.9%)
Repurchase Agreements (6.9%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $8,326,738, collateralized by U.S. Government Agency Mortgages with a market value of $8,492,112	8,325,600	8,325,600

Total Securities Purchased with Collateral for Securities on Loan (Cost $8,325,600)		8,325,600

Total Investments (Cost $139,491,057) (b) — 117.2%		140,641,051
Liabilities in excess of other assets — (17.2)%		(20,684,605)

NET ASSETS — 100.0%		$119,956,446

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

TBA	To Be Announced.

See Accompanying Notes to Financial Statements.

2007 Annual Report 71

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Short Duration Bond Fund (Class A at NAV) returned 4.86% versus 5.78% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds (consisting of 236 funds as of Oct. 31, 2007) was 4.04% during the same time period.

Can you describe the market environment during the reporting period?

The Federal Open Market Committee (“FOMC”) lowered the target federal funds rate by 75 basis points during the reporting period. The interest-rate cuts occurred during the last quarter of the Fund’s fiscal year as credit market conditions deteriorated, fueled by concerns about subprime mortgage-backed securities and related structured credits. The FOMC policy action brought the federal funds rate to 4.50% by the end of the reporting period, down from the 5.25% that was maintained until Sept. 18, 2007. The Fed’s actions were taken to address the potential for slowing economic growth. Core inflation measures trended lower during the reporting period, supporting the Fed’s decision to lower rates. The Fed changed course during the period and abandoned its inflationary risk bias, which had been maintained since May 10, 2006, in its assessment of the economy.

Yields on short-maturity U.S. Treasuries fell sharply, in line with the Fed’s monetary easing, while longer rates were flat to slightly lower, given the potential for inflation to re-emerge with an accommodative and stimulative Fed. The yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) returned to a positive slope and steepened significantly as the spread between the 3-month Treasury bill and 10-year Treasury note moved from negative 47 basis points a year ago to end the reporting period at positive 56 basis points. Risk premiums in the spread sectors rose substantially during the period, while returns relative to Treasuries were negative in most fixed-income spread sectors.

What areas detracted from Fund performance?

Risk premiums widened for many of the spread sectors due to contagion concerns originating from problems in the subprime mortgage market. This widening detracted from Fund performance because the Fund was overweight in the asset-backed securities, commercial mortgage-backed securities and credit sectors relative to the Treasury benchmark. While we maintained the Fund’s duration within a fairly tight band in relation to the duration of the Index, the Fund’s shorter-than-Index duration had a slightly negative impact as rates fell during the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

Despite dramatic spread widening in most fixed-income sectors, shorter-duration mortgage-backed securities provided positive returns versus Treasuries during the reporting period. The majority of the Fund’s mortgage exposure was in agency mortgage-backed securities with durations of less than 2.0 years; these exposures added to relative Fund performance during the period.

What is your outlook for the near term?

As the U.S. housing market continues to decline, concerns increase regarding the ripple effect on credit markets and banks in the rest of the world. Manufacturing activity has declined as growth has begun to slow. However, rising commodities and import prices as well as U.S. dollar weakness will keep the Fed balancing the dual risks of weakening growth and inflationary pressures. While market conditions have improved somewhat since the lows of the summer, we remain cautious. Credit conditions may not fully normalize anytime soon. While the Fed acted to increase liquidity to the markets, the painful de-leveraging process continues. We anticipate further rate reductions by the Fed as we progress through the year and into 2008. Given the uncertainty in the economic outlook and unprecedented liquidity disruptions in the markets, we have positioned the Fund to maintain overall duration-neutrality versus the benchmark and a conservative posture with regard to credit quality and liquidity. Risk premiums have widened for virtually all spread-sector securities due to concerns about subprime mortgage contagion. While wider risk premiums are generally warranted, the market has been somewhat indiscriminant in pricing securities lower regardless of risk, creating many return enhancement opportunities. We intend to prudently exploit market dislocations while maintaining the quality and liquidity of the Fund.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

72 Annual Report 2007

Nationwide Short Duration Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A2	w/o SC3	4.86%	3.01%	3.91%	0.81%	0.80%
	w/SC4	2.47%	2.38%	3.54%

Class C6	w/o SC3	4.47%	2.78%	3.78%	1.31%	1.30%
	w/SC7	3.72%	2.78%	3.78%

Institutional Class Shares[5]		5.22%	3.33%	4.27%	0.56%	0.55%

IRA Shares[5]		4.94%	2.96%	3.88%	0.94%	0.93%

Service Class Shares [5]		4.81%	2.96%	3.88%	0.89%	0.88%

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 2.25% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

[6]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[7]	A CDSC of 0.75% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 73

Nationwide Short Duration Bond Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Short Duration			Account Value,	Account Value,	Expenses Paid	Annualized
Bond Fund			May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,025.20	$3.78	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.47	$3.78	0.74%

Class C	Actual		$1,000.00	$1,024.00	$6.38	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.36	1.25%

Service Class	Actual		$1,000.00	$1,026.00	$4.03	0.79%
	Hypothetical	[1]	$1,000.00	$1,021.22	$4.03	0.79%

Institutional Class	Actual		$1,000.00	$1,027.50	$2.50	0.49%
	Hypothetical	[1]	$1,000.00	$1,022.73	$2.50	0.49%

IRA Class	Actual		$1,000.00	$1,026.10	$3.88	0.76%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.88	0.76%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

74 Annual Report 2007

Nationwide Short Duration Bond Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Sponsored & Agency Obligations	29.3%
Collateralized Mortgage Obligations	21.9%
Commercial Mortgage Backed Securities	20.0%
Asset-Backed Securities	14.2%
Repurchase Agreements	5.1%
Corporate Bonds	4.8%
Sovereign Agency	4.1%
Other assets in excess of liabilities	0.6%

100.0%

Top Industries

Home Equity Loans	6.3%
Diversified Financial Services	4.8%
Sovereign	4.1%
Automobiles	3.6%
Agency Wrapped	1.6%
Multi-Utilities	1.4%
Equipment Loans	1.3%
Other	76.9%

100.0%

Top Holdings*

U.S. Treasury Notes, 4.75%, 02/15/10	16.8%
U.S. Treasury Notes, 4.50%, 05/15/10	12.5%
Federal National Mortgage Association, Series 2004-80, Class LG, 4.00%, 10/25/16	4.3%
Federal National Mortgage Association, Series 2004-9, Class YJ, 4.00%, 10/25/13	4.3%
Province of Ontario, 3.38%, 01/15/08	4.1%
Federal Home Loan Mortgage Corp., Series 2870, Class BC, 4.50%, 07/15/14	4.0%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	3.8%
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	3.2%
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2, 4.89%, 09/15/30	2.7%
Residential Asset Mortgage Products, Inc., Series 2003-KS10, Class AI4, 4.47%, 03/25/32	2.5%
Other	41.8%

100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 75

Statement of Investments
October 31, 2007

Nationwide Short Duration Bond Fund

Asset-Backed Securities (14.2%)

	Principal
	Amount	Value

Agency Wrapped (1.6%)
Federal Home Loan Mortgage Corp., Series T-50, Class A6, 3.61%, 09/27/12	$1,164,932	$1,147,793

Automobiles (3.6%)
Americredit Automobile Receivables Trust, Series 2005-CF, Class A4, 4.63%, 06/06/12	1,500,000	1,488,903
Honda Auto Receivables Owner Trust, Series 2006-3, Class A4, 5.11%, 04/15/12	1,140,000	1,143,582

		2,632,485

Equipment Loans (1.3%)(a)
MBNA Practice Solutions Owner Trust, Series 2005-2, Class A4, 4.47%, 06/15/13	1,000,000	983,710

Home Equity Loans (6.3%)
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	2,803,709	2,756,128
Residential Asset Mortgage Products, Inc., Series 2003-KS10, Class AI4, 4.47%, 03/25/32	1,866,185	1,829,272

		4,585,400

Multi-Utility (1.4%)
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	1,000,000	1,005,886

Total Asset-Backed Securities (Cost $10,447,113)		10,355,274

Collateralized Mortgage Obligations (21.9%)
Federal Home Loan Mortgage Corp.
Series 2870, Class BC, 4.50%, 07/15/14	2,894,612	2,878,255
Series 2676, Class CV, 4.00%, 05/15/16	1,325,605	1,297,702
Series 2626, Class UN, 4.00%, 08/15/29	1,372,881	1,355,597
Federal National Mortgage Association
Series 2004-79, Class VE, 4.50%, 08/25/10	1,277,198	1,268,296
Series 2004-9, Class YJ, 4.00%, 10/25/13	3,176,099	3,148,975
Series 2004-80, Class LG, 4.00%, 10/25/16	3,215,846	3,163,167
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	1,475,310	1,406,171
Series 2004-22, Class BK, 3.47%, 04/20/34	1,455,122	1,421,770

Total Collateralized Mortgage Obligations (Cost $16,247,371)		15,939,933

Commercial Mortgage Backed Securities (20.0%)
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP4, Class A1, 5.06%, 11/15/16	1,348,447	1,346,290
Series 2001-TOP2, Class A1, 6.08%, 02/15/35	752,571	760,085
Citigroup/ Deutsche Bank Commercial Mortgage,, Series 2007-CD4, Class A1, 4.98%, 12/11/49	944,057	937,928
CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A1, 7.33%, 04/15/62	373,715	375,829
Goldman Sachs Mortgage Corp., Series 2006-GG6, Class A2, 5.51%, 04/10/38	1,000,000	1,007,698
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A2, 4.89%, 09/15/30	2,000,000	1,988,750
Series 2007-C1, Class A1, 5.39%, 02/15/40	896,277	900,153
Merrill Lynch Mortgage, Series 2006-3, Class A1, 4.71%, 07/12/46	1,308,801	1,295,318
Morgan Stanley Dean Witter Capital I Series 1998-WFS, Class A2, 6.54%, 07/15/30	1,305,373	1,306,567
Series 2001-TOP1, Class A3, 6.46%, 02/15/33	279,934	279,610
Series 2001-TOP3, Class A2, 6.01%, 07/15/33	673,911	672,767

76 Annual Report 2007

Commercial Mortgage Backed Securities (continued)

	Principal
	Amount	Value

Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6 .59%, 03/15/30	$2,315,244	$2,321,942
Wachovia Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42	1,380,000	1,369,025

Total Commercial Mortgage Backed Securities (Cost $14,814,273)		14,561,962

Corporate Bonds (4.8%)
Diversified Financial Services (4.8%)
Household Finance Corp., 5.88%, 02/01/09	1,500,000	1,514,805
Lehman Brothers Holdings, 4.00%, 01/22/08	1,000,000	996,500
Merrill Lynch & Co., Inc., 4.25%, 02/08/10	1,000,000	975,620

Total Corporate Bonds (Cost $3,491,791)		3,486,925

Sovereign Agency (4.1%)
Sovereign (4.1%)
Province of Ontario, 3.38%, 01/15/08	3,000,000	2,993,250

Total Sovereign Agency (Cost $2,999,734)		2,993,250

U.S. Government Sponsored & Agency Obligations (29.3%)
U.S. Treasury Notes 4.75%, 02/15/10	12,000,000	12,209,040
4.50%, 05/15/10	9,000,000	9,127,260

Total U.S. Government Sponsored & Agency Obligations (Cost $21,198,917)		21,336,300

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,668,301, collateralized by U.S. Government Agency Mortgages with a market value of $1,701,440	$1,668,078	$1,668,078
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $2,080,213, collateralized by U.S. Government Agency Mortgages with a market value of $2,121,534	2,079,935	2,079,935

Total Repurchase Agreements (Cost $3,748,013)		3,748,013

Total Investments (Cost $72,947,212) (b) — 99.4%		72,421,657
Other assets in excess of liabilities — 0.6%		415,967

NET ASSETS — 100.0%		$72,837,624

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 77

Nationwide Tax-Free Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Tax-Free Income Fund (Class A at NAV) returned 1.72% versus 2.91% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 237 funds as of Oct. 31, 2007) was 1.47% during the same time period.

Can you describe the market environment during the reporting period?

Throughout the first 10 months of 2007, more than $368 billion of municipal bonds were sold, 23% ahead of last year’s pace; August was the only month that did not see an increase in issuance volume. The increase in supply was driven by a 71.6% increase in bond deals containing both refunding and new money borrowing. The primary factors that are responsible for the increase are low long-term yields and narrow credit spreads. Supply is on pace for record volume. The increasing supply has placed upward pressure on yield levels. However, demand has remained constant. Property and casualty insurance companies, as profitability estimates remain strong, continue to increase municipal holdings, while retail investors have been tepid buyers despite increased uncertainty in the higher-risk sectors of the market. Industry mutual fund flows have been positive, but the liquidity from hedge funds and arbitrage investors has been limited due to the flatter yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds). On the economic front, growth slowed considerably, limited by continued weakness in the housing market. During the reporting period, the Federal Reserve Board reduced its target rate from 5.25% to 4.50%, citing the risk to future growth brought about by the tightening of credit conditions and the potential to intensify the housing correction.

What areas detracted from Fund performance?

The segment that detracted from Fund performance was its longer-duration, lower-quality assets. In uncertain, somewhat volatile periods, this segment tends to underperform as investors tend to become more risk averse. During the period, we have repositioned the Fund to be more in line with the Index across the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) and continue to do so where there are gaps in the allocation.

What areas of investment provided the most positive relative returns for the Fund?

Within the benchmark Index, short-duration bonds maturing in two years received the greatest return of 4.01%. Intermediate-duration bonds maturing in 10 years generated a return of 3.19%, and long-duration bonds maturing in more than 22 years returned 1.41%. The effective duration of the Fund is 6.86 years, slightly shorter than the 7.10 years’ duration of the Index. The Fund had an underweight in the one-year to 10-year duration space, approximately 53% versus 61% in the Index. Having a shorter duration than the benchmark has helped to improve performance of the Fund versus its peer group.

What is your outlook for the near term?

The outlook for the asset class is good. Demand for municipal bonds has remained constant while supply is expected to remain close to 2006 levels. Credit spreads are expected to widen and the yield curve is expected to become steeper. The strategy is to continue to monitor market developments and to use any opportunity to redeploy assets on the yield curve to bring asset allocation better in line with that of the benchmark. Any new money will be used to selectively purchase municipal bonds, as long as the Fund is being compensated for the risk.

Portfolio Manager:

Alpha Benson

78 Annual Report 2007

Fund Performance	Nationwide Tax-Free Income Fund

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A1	w/o SC2	1.72%	3.60%	4.33%	0.95%
	w/SC3	-2.64%	2.70%	3.87%

Class B4	w/o SC2	0.87%	2.83%	3.66%	1.70%
	w/SC5	-4.00%	2.48%	3.66%

Class C6	w/o SC2	0.87%	2.85%	3.84%	1.70%
	w/SC7	-0.10%	2.85%	3.84%

Class D8	w/o SC2	1.97%	3.86%	4.58%	0.70%
	w/SC9	-2.57%	2.90%	4.09%

Class X1	w/o SC2	1.12%	2.98%	3.74%	1.55%
	w/SC5	-3.75%	2.64%	3.74%

Class Y1	w/o SC2	1.12%	2.97%	3.90%	1.55%
	w/SC7	0.15%	2.97%	3.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

2007 Annual Report 79

Fund Performance	Nationwide Tax-Free Income Fund

Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBMBI is an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

80 Annual Report 2007

Nationwide Tax-Free Income Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Tax Free Income Fund			May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,005.40	$4.75	0.94%
	Hypothetical	[1]	$1,000.00	$1,020.46	$4.80	0.94%

Class B	Actual		$1,000.00	$1,001.60	$8.53	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.68	$8.63	1.69%

Class C	Actual		$1,000.00	$1,001.60	$8.53	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.68	$8.63	1.69%

Class D	Actual		$1,000.00	$1,006.70	$3.49	0.69%
	Hypothetical	[1]	$1,000.00	$1,021.72	$3.52	0.69%

Class X	Actual		$1,000.00	$1,002.40	$7.77	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.86	1.54%

Class Y	Actual		$1,000.00	$1,002.40	$7.77	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.86	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 81

Nationwide Tax-Free Income Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Municipal Bonds	98.6%
Other assets in excess of liabilities	1.4%

100.0%

Top States

Texas	12.9%
Illinois	12.4%
Tennessee	6.8%
Alabama	6.6%
New York	5.9%
Pennsylvania	5.5%
Indiana	5.5%
Michigan	5.3%
Georgia	4.8%
Massachusetts	4.5%
Other	29.8%

100.0%

Top Holdings

Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	4.7%
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	4.4%
Pennsylvania State Turnpike Commission Bonds, 5.25%, 07/15/29	3.2%
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/24	3.1%
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	2.9%
Tennessee Energy Acquisition Corporation Gas Revenue Bonds, 5.25%, 09/01/26	2.9%
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	2.7%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/24	2.6%
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	2.5%
Tampa Bay Water Florida Utility System Revenue Bonds, 5.50%, 10/01/18	2.4%
Other	68.6%

100.0%

82 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Tax-Free Income Fund

Municipal Bonds (98.6%)

	Principal
	Amount	Value

Alabama (6.6%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
5.75%, 12/01/15	$1,500,000	$1,578,495
5.50%, 12/01/21	4,000,000	4,081,680
Auburn University Alabama General Fee,
5.50%, 06/01/18	1,685,000	1,787,886
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, Series A WT, 4.75%, 01/01/29	1,750,000	1,749,895

		9,197,956

Arizona (1.4%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A,
5.63%, 01/01/29	1,800,000	1,898,064

California (2.2%)
California State General Obligation Unlimited Tax Bonds
5.00%, 03/01/21	1,000,000	1,039,250
5.00%, 03/01/26	2,000,000	2,050,500

		3,089,750

District of Columbia (1.3%)
District of Columbia General Obligation Unlimited Bonds, Series A,
5.50%, 06/01/29	1,775,000	1,827,132

Florida (3.2%)
Florida State Board of Education Capital Outlay (Public Education), Series D,
5.75%, 06/01/22	1,050,000	1,116,402
Tampa Bay Water Florida Utility System Revenue Bonds,
5.50%, 10/01/18	3,000,000	3,383,130

		4,499,532

Georgia (4.8%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A,
5.50%, 01/01/26	1,000,000	1,052,760
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A,
4.75%, 06/01/28	1,000,000	1,026,500
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded — 2005 Series V,
6.60%, 01/01/18	55,000	62,859
Prerefunded Series V,
6.60%, 01/01/18	465,000	549,058
Unrefunded Series V,
6.60%, 01/01/18	2,230,000	2,575,984
Georgia Private College & Universities Authority, Refunding Revenue Bonds, (Mercer University Project), Series A,
5.25%, 10/01/25	1,500,000	1,516,785

		6,783,946

Illinois (12.4%)
Chicago Illinois Unrefunded Project General Obligation Limited, Series A,
5.38%, 01/01/24	935,000	960,507
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/ Sunbelt Obligation)
5.50%, 11/15/20	1,750,000	1,835,995
5.65%, 11/15/24	3,000,000	3,156,150
Illinois State General Obligation Unlimited Revenue Bonds,
5.25%, 05/01/23	3,425,000	3,565,391
Illinois State Refunding General Obligation,
5.00%, 01/01/21	2,000,000	2,147,780
Illinois State Toll Highway Authority Revenue Bonds,
5.00%, 01/01/27	2,000,000	2,098,700
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (McCormick Place Expansion Project),
5.50%, 12/15/24	3,500,000	3,652,495

		17,417,018

2007 Annual Report 83

Statement of Investments (Continued)
October 31, 2007

Nationwide Tax-Free Income Fund (Continued)

Municipal Bonds (continued)

	Principal
	Amount	Value

Indiana (5.5%)
Ball State University Student Fee Revenue Bonds, Series J,
6.20%, 07/01/20	$1,000,000	$1,079,350
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980,
9.00%, 01/01/15	5,335,000	6,619,935

		7,699,285

Kansas (1.1%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11),
6.75%, 11/15/19	1,500,000	1,598,850

Louisiana (1.2%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B,
5.88%, 05/15/39	1,750,000	1,749,562

Massachusetts (4.5%)
Massachusetts State Consumer Loan General Obligation Limited, Series C,
5.50%, 11/01/15	1,500,000	1,673,190
Massachusetts State Consumer Loan General Obligation Limited, Series D
5.50%, 10/01/16	1,000,000	1,120,960
5.50%, 08/01/19	1,000,000	1,127,360
Massachusetts State General Obligation Unlimited Bonds, Series D,
5.50%, 10/01/18	2,000,000	2,255,420
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B,
5.25%, 03/01/21	95,000	101,374

		6,278,304

Michigan (5.3%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992,
6.25%, 11/01/12	3,500,000	3,775,555
Michigan State Hospital Finance Authority Revenue Bonds
6.00%, 11/15/24 (Henry Ford Health)	1,500,000	1,588,275
5.75%, 11/15/18 (Ascension Health Credit), Series A,	2,000,000	2,107,980

		7,471,810

Minnesota (1.1%)
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds,
5.75%, 02/01/18	1,500,000	1,540,290

Missouri (1.4%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A,
5.50%, 12/01/12	1,415,000	1,531,766
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion,
6.55%, 07/01/14	365,000	365,471

		1,897,237

New Jersey (1.6%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A,
5.75%, 06/15/17	1,000,000	1,129,930
New Jersey State Turnpike Authority Revenue Bonds, Series 1991-C
6.50%, 01/01/16	790,000	906,177
6.50%, 01/01/16, Prerefunded	55,000	63,085
6.50%, 01/01/16, Unrefunded	155,000	175,245

		2,274,437

New York (5.9%)
Liberty New York Development Corporate Revenue Bonds,
5.25%, 10/01/35	3,000,000	3,191,850
New York City Transit Financial Authority Bonds, Series S-2,
4.50%, 01/15/31	3,000,000	2,961,540

84 Annual Report 2007

Municipal Bonds (continued)

	Principal
	Amount	Value

New York (continued)
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E,
6.00%, 04/01/14	$1,000,000	$1,110,140
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
5.75%, Prerefunded, 11/15/19	795,000	848,376
5.75%, Unrefunded, 11/15/19	205,000	218,764

		8,330,670

North Carolina (2.7%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A,
6.25%, 03/01/17	540,000	542,986
North Carolina Medical Care Commission Hospital Revenue Bonds
5.00%, 02/15/29, (Gaston Health Care), Unrefunded	1,230,000	1,226,716
4.75%, 10/01/26, (Firsthealth of the Carolinas)	2,000,000	2,003,680

		3,773,382

Ohio (1.9%)
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center),
6.75%, 04/01/18	2,500,000	2,713,025

Pennsylvania (5.5%)
Pennsylvania State Turnpike Commission Bonds,
5.25%, 07/15/29	4,100,000	4,565,309
Philadelphia, Pennsylvania School District Refunding Series A Bonds,
5.00%, 06/01/27	3,000,000	3,222,180

		7,787,489

Puerto Rico (2.2%)
Puerto Rico Electric Power Authority Revenue,
5.00%, 07/01/32	3,000,000	3,045,750

South Carolina (3.0%)
Greenville, South Carolina Waterworks Revenue Bonds,
5.25%, 02/01/16	1,685,000	1,781,753
Greenwood Fifty School Facilities, Inc. Revenue Bonds,
5.00%, 12/01/20	2,305,000	2,420,319

		4,202,072

Tennessee (6.8%)
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research),
5.38%, 07/01/24	4,200,000	4,408,194
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research),
6.00%, 07/01/14	1,000,000	1,059,540
Tennessee Energy Acquisition Corporation Gas Revenue Bonds, 5.25%, 09/01/26	4,000,000	4,047,520

		9,515,254

Texas (12.9%)
Dallas, Texas Area Rapid Transit Bonds, 5.00%, 12/01/36	2,000,000	2,063,220
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996,
5.00%, 02/15/18	2,300,000	2,502,239
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B,
5.75%, 07/01/27	5,325,000	6,202,347
Houston, Texas Independent School District General Obligation Unlimited Refunding Bonds,
4.75%, 02/15/26	185,000	185,647

2007 Annual Report 85

Statement of Investments (Continued)
October 31, 2007

Nationwide Tax-Free Income Fund (Continued)

Municipal Bonds (continued)

	Principal
	Amount	Value

Texas (continued)
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds,
5.00%, 08/15/22	$1,000,000	$1,032,930
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992,
6.00%, 01/01/17	1,245,000	1,444,611
San Antonio, Texas Water Revenue Bonds,
5.00%, 05/15/25	1,000,000	1,026,030
Texas State Transportation Commission,
5.00%, 04/01/27	1,500,000	1,566,300
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien),
5.38%, 08/01/19	2,000,000	2,130,960

		18,154,284

Utah (1.9%)
Utah Transit Authority Sales Tax Revenue Bonds,
5.00%, 06/15/31	2,455,000	2,624,837

Vermont (1.5%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A,
6.00%, 12/01/23	2,000,000	2,147,820

Washington (0.7%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds,
5.13%, 03/01/26	1,000,000	1,025,230

Total Investments (Cost $132,363,575) (a) — 98.6%		138,542,986
Other assets in excess of liabilities — 1.4%		1,966,950

NET ASSETS — 100.0%		$140,509,936

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

Industry	Percent	Value

AIR, WATER, & SOLID WASTE	1.52%	$2,130,960
AIRPORTS FLYING FIELDS & AIRPORT	0.75%	1,052,760
COLLEGES AND UNIVERSITIES	2.59%	3,629,065
ELEMENTARY AND SECONDARY	2.95%	4,146,257
ENVIRONMENTAL QUALITY	0.26%	365,471
FACILITIES SUPPORT SERVICES	3.33%	4,678,525
FINANCE, TAXATION, & MONETARY POLICY	5.89%	8,264,020
GENERAL OBLIGATION	21.14%	29,657,112
GENERAL OBLIGATION — STATE	1.53%	2,147,780
HEALTH SERVICES	9.85%	13,817,901
HIGHWAY AND STREET CONSTRUCTION	3.25%	4,565,309
HOSPITALS	12.92%	18,128,735
LOCAL AND SUBURBAN TRANSIT	1.87%	2,624,837
NATURAL GAS TRANSMISSION	2.88%	4,047,520
NON CLASSIFIABLE ESTABLISHMENTS	1.47%	2,063,220
REGULATION, ADMINISTRATION OF TRANSPORTATION	0.82%	1,144,507
REGULATION, ADMINISTRATION OF UTILITIES	2.90%	4,070,980
SINGLE FAMILY HOUSING	0.39%	542,986
TOBACCO AND TOBACCO PRODUCTS	5.28%	7,409,738
TRANSPORTATION SERVICES,	1.12%	1,566,300
TRANSPORTATION SERVICES, N.E.C.	5.52%	7,749,865
URBAN AND COMMUNITY DEVELOPMENT	2.27%	3,191,850
WATER, SEWER, AND UTILITY	8.23%	11,547,288

86 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond	Enhanced	Government	Short Duration	Tax-Free
	Fund	Income Fund	Bond Fund	Bond Fund	Income Fund

Assets:
Investments, at value (cost $89,512,514; $159,138,727; $118,288,219; $69,199,199 and $132,363,575)*	$90,761,541	$159,222,742	$119,438,213	$68,673,644	$138,542,986
Repurchase agreements, at cost and value	50,844	4,832,066	21,202,838	3,748,013	–

Total Investments	90,812,385	164,054,808	140,641,051	72,421,657	138,542,986

Cash	164	289	212	147	64,518
Interest receivable	918,379	1,117,720	1,007,243	546,386	2,342,205
Receivable for capital shares issued	130,435	1,806	18,703	6,578	910
Receivable for investments sold	998,140	–	–	–	–
Prepaid expenses and other assets	24,475	7,169	20,040	406	4,538

Total Assets	92,883,978	165,181,792	141,687,249	72,975,174	140,955,157

Liabilities:
Payable for investments purchased	2,037,600	–	13,177,661	–	–
Distributions payable	53,034	1,912	36,352	5,091	133,241
Payable for capital shares redeemed	12,720	333,496	64,765	35,856	197,300
Payable upon return of securities loaned	50,530	–	8,325,600	–	–
Accrued expenses and other payables:
Investment advisory fees	38,496	11,813	51,082	15,520	60,275
Fund administration and transfer agent fees	31,205	19,260	26,399	26,395	30,834
Distribution fees	5,273	314	9,711	15,567	5,341
Administrative servicing fees	10,861	119	26,792	13,085	196
Trustee fees	298	866	408	301	460
Compliance program costs (Note 3)	2,651	8,177	3,629	2,713	4,088
Custodian fees	3,938	4,909	–	535	2,432
Other	9,617	9,747	8,404	22,487	11,054

Total Liabilities	2,256,223	390,613	21,730,803	137,550	445,221

Net Assets	$90,627,755	$164,791,179	$119,956,446	$72,837,624	$140,509,936

Represented by:
Capital	$90,528,618	$170,328,893	$119,145,359	$76,280,417	$132,730,799
Accumulated net investment income (loss)	9,751	139,059	11,989	(42,538)	(161,526)
Accumulated net realized gains (losses) from investment transactions	(1,159,641)	(5,760,788)	(350,896)	(2,874,700)	1,761,252
Net unrealized appreciation (depreciation) on investments	1,249,027	84,015	1,149,994	(525,555)	6,179,411

Net Assets	$90,627,755	$164,791,179	$119,956,446	$72,837,624	$140,509,936

See Accompanying Notes to Financial Statements.

2007 Annual Report 87

Statements of Assets and Liabilities (Continued)

	Nationwide		Nationwide		Nationwide		Nationwide	Nationwide
	Bond		Enhanced		Government		Short Duration	Tax-Free
	Fund		Income Fund		Bond Fund		Bond Fund	Income Fund

Net Assets:
Class A Shares	$12,177,566		$1,390,488		$31,194,601		$796,804	$8,250,778
Class B Shares	371,480		–		417,265		–	668,395
Class C Shares	1,430,376		–		1,513,196		39,914	1,470,021
Class D Shares	75,009,099		–		84,531,806		–	127,773,713
Class R Shares	1,440		1,110		1,875		–	–
Class X Shares	1,493,237		–		1,511,456		–	2,216,567
Class Y Shares	144,557		–		785,148		–	130,462
Institutional Service Class Shares	–		13,429		–		–	–
Institutional Class Shares	–		163,386,152		1,099		844,382	–
Service Class Shares	–		–		–		56,176,559	–
IRA Class Shares	–		–		–		14,979,965	–

Total	$90,627,755		$164,791,179		$119,956,446		$72,837,624	$140,509,936

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,279,086		151,391		3,038,787		79,885	806,701
Class B Shares	39,022		–		40,647		–	65,370
Class C Shares	150,129		–		147,446		3,997	144,062
Class D Shares	7,868,295		–		8,229,629		–	12,493,896
Class R Shares	151		123		182		–	–
Class X Shares	156,828		–		147,355		–	216,748
Class Y Shares	15,166		–		76,549		–	12,795
Institutional Service Class Shares	–		1,460		–		–	–
Institutional Class Shares	–		17,789,407		107		84,589	–
Service Class Shares	–		–		–		5,631,497	–
IRA Class Shares	–		–		–		1,501,560	–

Total	9,508,677		17,942,381		11,680,702		7,301,528	13,739,572

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.52		$9.18		$10.27		$9.97	$10.23
Class B Shares (a)	$9.52		$–		$10.27		$–	$10.22
Class C Shares (b)	$9.53		$–		$10.26		$9.99	$10.20
Class D Shares	$9.53		$–		$10.27		$–	$10.23
Class R Shares	$9.53	(c)	$9.19	(c)	$10.28	(c)	$–	$–
Class X Shares (a)	$9.52		$–		$10.26		$–	$10.23
Class Y Shares (b)	$9.53		$–		$10.26		$–	$10.20
Institutional Service Class Shares	$–		$9.19	(c)	$–		$–	$–
Institutional Class Shares	$–		$9.18		$10.27		$9.98	$–
Service Class Shares	$–		$–		$–		$9.98	$–
IRA Class Shares	$–		$–		$–		$9.98	$–

See Accompanying Notes to Financial Statements.

88 Annual Report 2007

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond	Enhanced	Government	Short Duration	Tax-Free
	Fund	Income Fund	Bond Fund	Bond Fund	Income Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.94	$9.39	$10.73	$10.20	$10.68
Class D Shares	$9.98	$–	$10.75	$–	$10.71

Maximum Sales Charge:
Class A Shares	4.25%	2.25%	4.25%	2.25%	4.25%

Class D Shares	4.50%	–	4.50%	–	4.50%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.

(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007.

*	Includes value of securities on loan of $1,421,640, $0, $8,128,905, $0 and $0.

See Accompanying Notes to Financial Statements.

2007 Annual Report 89

Statements of Operations
For the Year Ended October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond	Enhanced	Government	Short Duration	Tax-Free
	Fund	Income Fund	Bond Fund	Bond Fund	Income Fund

INVESTMENT INCOME:
Interest income	$5,660,321	$13,469,929	$6,304,544	$3,602,093	$7,598,059
Income from securities lending	14,062	6,030	6,761	–	–

Total Income	5,674,383	13,475,959	6,311,305	3,602,093	7,598,059

Expenses:
Investment advisory fees	477,524	953,697	608,957	293,860	752,412
Fund administration and transfer agent fees	119,837	250,210	128,899	99,111	162,907
Distribution fees Class A	30,015	3,845	76,282	2,183	20,930
Distribution fees Class B	3,156	–	3,770	–	7,454
Distribution fees Class C	12,961	–	15,857	294	12,734
Distribution fees Class R	6	5	6	–	–
Distribution fees Class X	14,192	–	14,272	–	22,667
Distribution fees Class Y	1,270	–	6,851	–	1,098
Distribution fees Service Class	–	–	–	157,427	–
Distribution fees IRA Class	–	–	–	45,128	–
Administrative servicing fees Class A	11,808	630	43,625	–	48
Administrative servicing fees Class D	36,534	–	91,469	–	–
Administrative servicing fees Class R	2	2	2	–	–
Administrative servicing fees Institutional Service Class	–	14	–	–	–
Administrative servicing fees Service Class	–	–	–	92,355	–
Administrative servicing fees IRA Class	–	–	–	2,551	–
Registration and filing fees	65,788	57,644	68,321	38,030	55,619
Trustee fees	4,390	12,300	5,558	3,914	6,867
Compliance program costs (Note 3)	2,467	6,817	3,235	2,519	3,815
Custodian fees	3,050	4,080	15,167	2,807	4,006
Other	20,441	62,035	32,149	24,700	34,004

Total expenses before reimbursed/waived expenses	803,441	1,351,279	1,114,420	764,879	1,084,561
Earnings credit (Note 5)	(3,050)	(2,040)	(1,440)	(1,103)	(2,003)
Expenses voluntarily reduced by Investment Adviser	–	–	–	(83,960)	–
Expenses reimbursed	–	(114,888)	–	–	–
Expenses voluntarily waived by Administrator	(903)	(3,381)	(1,147)	(815)	(1,451)

Net Expenses	799,488	1,230,970	1,111,833	679,001	1,081,107

Net Investment Income	4,874,895	12,244,989	5,199,472	2,923,092	6,516,952

See Accompanying Notes to Financial Statements.

90 Annual Report 2007

Statements of Operations (Continued)

	Nationwide	Nationwide		Nationwide	Nationwide	Nationwide
	Bond	Enhanced		Government	Short Duration	Tax-Free
	Fund	Income Fund		Bond Fund	Bond Fund	Income Fund

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	$1,113,283	$(420,747	)(a)	$647,364	$68,608	$1,761,252
Net change in unrealized appreciation/ (depreciation) on investments	(1,783,177)	1,468,205		235,219	885,477	(5,491,478)

Net realized/unrealized gains/ (losses) from investments	(669,894)	1,047,458		882,583	954,085	(3,730,226)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,205,001	$13,292,447		$6,082,055	$3,877,177	$2,786,726

(a)	Includes realized loss as a result of a redemption In-Kind (Note 9).

See Accompanying Notes to Financial Statements.

2007 Annual Report 91

Statements of Changes in Net Assets

	Nationwide Bond Fund		Nationwide Enhanced Income Fund
	Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007		October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,874,895	$5,566,385	$12,244,989		$18,720,317
Net realized gains (losses) from investments transactions	1,113,283	424,133	(420,747	)(a)	(144,359)
Net change in unrealized appreciation/(depreciation) investments	(1,783,177)	(230,405)	1,468,205		2,700,418

Change in net assets resulting from operations	4,205,001	5,760,113	13,292,447		21,276,376

Distributions to Shareholders From:
Net investment income:
Class A	(574,170)	(481,376)	(63,014)		(66,019)
Class B	(12,979)	(10,430)	–		–
Class C	(53,417)	(41,997)	–		–
Class D	(3,994,198)	(4,354,026)	–		–
Class R	(50)	(47)	(41)		(36)
Class X	(71,656)	(90,700)	–		–
Class Y	(6,394)	(6,609)	–		–
Institutional Service Class	–	–	(1,886)		(138,118)
Institutional Class	(78,829)	(392,477)	(11,861,386)		(18,544,991)

Change in net assets from shareholder distributions	(4,791,693)	(5,377,662)	(11,926,327)		(18,749,164)

Change in net assets from capital transactions	(19,910,544)	(7,184,180)	(275,209,462)		(23,545,406)

Change in net assets	(20,497,236)	(6,801,729)	(273,843,342)		(21,018,194)

Net Assets:
Beginning of period	111,124,991	117,926,720	438,634,521		459,652,715

End of period	$90,627,755	$111,124,991	$164,791,179		$438,634,521

Accumulated net investment income at end of period	$9,751	$130,670	$139,059		$119,508

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,627,891	$3,955,612	$993,170		$3,295,079
Dividends reinvested	493,279	442,054	43,606		41,316
Cost of shares redeemed (a)	(4,295,902)	(3,227,067)	(1,224,623)		(3,019,740)

Total Class A	825,268	1,170,599	(187,847)		316,655

Class B Shares
Proceeds from shares issued	225,866	97,926	–		–
Dividends reinvested	6,437	5,061	–		–
Cost of shares redeemed (a)	(126,858)	(59,784)	–		–

Total Class B	105,445	43,203	–		–

Class C Shares
Proceeds from shares issued	1,107,691	1,101,537	–		–
Dividends reinvested	9,393	5,924	–		–
Cost of shares redeemed (a)	(983,047)	(510,782)	–		–

Total Class C	134,037	596,679	–		–

(a)	Includes realized gain as a result of a redemption In Kind (Note 9).

See Accompanying Notes to Financial Statements.

92 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund		Nationwide Enhanced Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

Class D Shares
Proceeds from shares issued	$4,770,586	$5,182,727	$–	$–
Dividends reinvested	3,455,584	3,802,762	–	–
Cost of shares redeemed (a)	(16,609,923)	(24,458,861)	–	–

Total Class D	(8,383,753)	(15,473,372)	–	–

Class R Shares
Proceeds from shares issued	363	150	75	150
Dividends reinvested	50	47	41	36
Cost of shares redeemed (a)	(76)	(150)	(75)	(150)

Total Class R	337	47	41	36

Class X Shares
Proceeds from shares issued	39,036	52,869	–	–
Dividends reinvested	57,407	77,083	–	–
Cost of shares redeemed (a)	(445,674)	(1,097,389)	–	–

Total Class X	(349,231)	(967,437)	–	–

Class Y Shares
Proceeds from shares issued	1,347	1,540	–	–
Dividends reinvested	5,032	5,338	–	–
Cost of shares redeemed (a)	(11,655)	(55,276)	–	–

Total Class Y	(5,276)	(48,398)	–	–

Institutional Service Class Shares
Proceeds from shares issued	–	–	75,000	1,055,301
Dividends reinvested	–	–	1,412	138,106
Cost of shares redeemed (a)	–	–	(75,000)	(6,860,807)

Total Institutional Service Class	–	–	1,412	(5,667,400)

Institutional Class Shares
Proceeds from shares issued	759,518	9,205,127	3,600,000	129,936,382
Dividends reinvested	78,829	392,436	11,861,386	18,545,313
Redemptions In-Kind	–	–	(197,215,094)	–
Cost of shares redeemed (a)	(13,075,718)	(2,103,064)	(93,269,360)	(166,676,392)

Total Institutional Class	(12,237,371)	7,494,499	(275,023,068)	(18,194,697)

Change in net assets from capital transactions:	$(19,910,544)	$(7,184,180)	$(275,209,462)	$(23,545,406)

SHARE TRANSACTIONS:
Class A Shares
Issued	485,346	416,952	108,502	362,490
Reinvested	51,843	46,693	4,765	4,537
Redeemed	(452,219)	(340,751)	(133,736)	(331,861)

Total Class A Shares	84,970	122,894	(20,469)	35,166

Class B Shares
Issued	23,722	10,363	–	–
Reinvested	678	535	–	–
Redeemed	(13,374)	(6,295)	–	–

Total Class B Shares	11,026	4,603	–	–

See Accompanying Notes to Financial Statements.

2007 Annual Report 93

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund		Nationwide Enhanced Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	116,035	116,582	–	–
Reinvested	985	625	–	–
Redeemed	(103,167)	(53,886)	–	–

Total Class C Shares	13,853	63,321	–	–

Class D Shares
Issued	500,925	547,076	–	–
Reinvested	362,664	401,016	–	–
Redeemed	(1,743,045)	(2,583,235)	–	–

Total Class D Shares	(879,456)	(1,635,143)	–	–

Class R Shares
Issued	38	16	9	16
Reinvested	5	5	5	4
Redeemed	(8)	(16)	(8)	(16)

Total Class R Shares	35	5	6	4

Class X Shares
Issued	4,097	5,584	–	–
Reinvested	6,031	8,138	–	–
Redeemed	(46,852)	(116,015)	–	–

Total Class X Shares	(36,724)	(102,293)	–	–

Class Y Shares
Issued	140	163	–	–
Reinvested	528	563	–	–
Redeemed	(1,229)	(5,815)	–	–

Total Class Y Shares	(561)	(5,089)	–	–

Institutional Service Class Shares
Issued	–	–	8,188	115,940
Reinvested	–	–	154	15,166
Redeemed	–	–	(8,182)	(752,568)

Total Institutional Service Class Shares	–	–	160	(621,462)

Institutional Class Shares
Issued	79,677	969,766	393,443	14,286,599
Reinvested	8,185	41,419	1,296,543	2,037,221
Redemptions In-Kind	–	–	(21,553,562)	–
Redeemed	(1,363,420)	(221,649)	(10,204,589)	(18,298,892)

Total Institutional Class Shares	(1,275,558)	789,536	(30,068,165)	(1,975,072)

Total change in shares:	(2,082,415)	762,166	(30,088,468)	(2,561,364)

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

94 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$5,199,472	$6,301,430	$2,923,092	$3,368,062
Net realized gains (losses) from investments transactions	647,364	(1,025,947)	68,608	(520,530)
Net change in unrealized appreciation on investments	235,219	1,226,402	885,477	1,195,324

Change in net assets resulting from operations	6,082,055	6,501,885	3,877,177	4,042,856

Distributions to Shareholders From:
Net investment income:
Class A	(1,257,974)	(1,954,841)	(32,678)	(34,533)
Class B	(13,280)	(8,030)	–	–
Class C	(55,128)	(61,902)	(1,274)	(2,628)
Class D	(3,810,564)	(4,068,467)	–	–
Class R	(49)	(41)	–	–
Class X	(61,429)	(86,790)	–	–
Class Y	(29,562)	(28,448)	–	–
Institutional Class	(48)	(43)	(80,674)	(210,474)
Service Class	–	–	(2,264,357)	(2,410,332)
IRA Class	–	–	(672,907)	(988,134)
Net realized gains:
Class A	–	(43,893)	–	–
Class B	–	(110)	–	–
Class C	–	(515)	–	–
Class D	–	(85,199)	–	–
Class R	–	(1)	–	–
Class X	–	(2,674)	–	–
Class Y	–	(712)	–	–
Institutional Class	–	(1)	–	–

Change in net assets from shareholder distributions	(5,228,034)	(6,341,667)	(3,051,890)	(3,646,101)

Change in net assets from capital transactions	(10,775,966)	(35,168,351)	(24,522,437)	(36,327,002)

Change in net assets	(9,921,945)	(35,008,133)	(23,697,150)	(35,930,247)

Net Assets:
Beginning of period	129,878,391	164,886,524	96,534,774	132,465,021

End of period	$119,956,446	$129,878,391	$72,837,624	$96,534,774

Accumulated net investment income (loss) at end of period	$11,989	$67,517	$(42,538)	$(50,356)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,000,176	$15,745,314	$57,595	$284,372
Dividends reinvested	1,223,211	1,967,329	23,948	27,906
Cost of shares redeemed (a)	(9,839,620)	(40,346,345)	(252,011)	(374,411)

Total Class A	(616,233)	(22,633,702)	(170,468)	(62,133)

See Accompanying Notes to Financial Statements.

2007 Annual Report 95

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$108,178	$255,860	$–	$–
Dividends reinvested	5,041	4,102	–	–
Cost of shares redeemed (a)	(59,931)	(56,005)	–	–

Total Class B	53,288	203,957	–	–

Class C Shares
Proceeds from shares issued	1,098,753	2,886,936	32,771	152,160
Dividends reinvested	4,152	3,295	1,266	1,181
Cost of shares redeemed (a)	(2,242,035)	(600,745)	(136,165)	(13,826)

Total Class C	(1,139,130)	2,289,486	(102,128)	139,515

Class D Shares
Proceeds from shares issued	16,490,280	9,785,364	–	–
Dividends reinvested	3,443,619	3,697,984	–	–
Cost of shares redeemed (a)	(28,552,137)	(27,005,536)	–	–

Total Class D	(8,618,238)	(13,522,188)	–	–

Class R Shares
Proceeds from shares issued	810	150	–	–
Dividends reinvested	42	42	–	–
Cost of shares redeemed (a)	(75)	(150)	–	–

Total Class R	777	42	–	–

Class X Shares
Proceeds from shares issued	47,685	74,647	–	–
Dividends reinvested	58,968	85,514	–	–
Cost of shares redeemed (a)	(512,785)	(1,639,260)	–	–

Total Class X	(406,132)	(1,479,099)	–	–

Class Y Shares
Proceeds from shares issued	12,373	14,803	–	–
Dividends reinvested	20,716	19,003	–	–
Cost of shares redeemed (a)	(83,435)	(60,697)	–	–

Total Class Y	(50,346)	(26,891)	–	–

Institutional Class Shares
Proceeds from shares issued	–	–	119,234	1,391,707
Dividends reinvested	48	44	77,492	208,565
Cost of shares redeemed (a)	–	–	(4,726,781)	(3,008,726)

Total Institutional Class	48	44	(4,530,055)	(1,408,454)

Service Class Shares
Proceeds from shares issued	–	–	12,800,444	18,208,172
Dividends reinvested	–	–	2,256,609	2,383,738
Cost of shares redeemed (a)	–	–	(27,323,045)	(33,898,108)

Total Service Class	–	–	(12,265,992)	(13,306,198)

See Accompanying Notes to Financial Statements.

96 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
IRA Class Shares
Proceeds from shares issued	$–	$–	$451,584	$590,183
Dividends reinvested	–	–	623,711	879,462
Cost of shares redeemed (a)	–	–	(8,529,089)	(23,159,377)

Total IRA Class Shares	–	–	(7,453,794)	(21,689,732)

Change in net assets from capital transactions:	$(10,775,966)	$(35,168,351)	$(24,522,437)	$(36,327,002)

SHARE TRANSACTIONS:
Class A Shares
Issued	785,655	1,561,204	5,815	28,977
Reinvested	120,057	194,954	2,418	2,843
Redeemed	(967,126)	(3,983,387)	(25,459)	(38,197)

Total Class A Shares	(61,414)	(2,227,229)	(17,226)	(6,377)

Class B Shares
Issued	10,608	25,561	–	–
Reinvested	495	406	–	–
Redeemed	(5,878)	(5,542)	–	–

Total Class B Shares	5,225	20,425	–	–

Class C Shares
Issued	107,534	286,431	3,320	15,534
Reinvested	408	326	128	120
Redeemed	(220,165)	(59,620)	(13,798)	(1,410)

Total Class C Shares	(112,223)	227,137	(10,350)	14,244

Class D Shares
Issued	1,616,996	971,712	–	–
Reinvested	337,762	366,243	–	–
Redeemed	(2,803,807)	(2,677,452)	–	–

Total Class D Shares	(849,049)	(1,339,497)	–	–

Class R Shares
Issued	79	15	–	–
Reinvested	4	4	–	–
Redeemed	(7)	(15)	–	–

Total Class R Shares	76	4	–	–

Class X Shares
Issued	4,682	7,400	–	–
Reinvested	5,793	8,476	–	–
Redeemed	(50,466)	(162,542)	–	–

Total Class X Shares	(39,991)	(146,666)	–	–

Class Y Shares
Issued	1,219	1,474	–	–
Reinvested	2,035	1,885	–	–
Redeemed	(8,217)	(6,038)	–	–

Total Class Y Shares	(4,963)	(2,679)	–	–

See Accompanying Notes to Financial Statements.

2007 Annual Report 97

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	–	–	12,051	141,721
Reinvested	5	4	7,828	21,246
Redeemed	–	–	(477,585)	(306,630)

Total Institutional Class Shares	5	4	(457,706)	(143,663)

Service Class Shares
Issued	–	–	1,293,743	1,854,735
Reinvested	–	–	227,779	242,819
Redeemed	–	–	(2,759,711)	(3,452,909)

Total Service Class Shares	–	–	(1,238,189)	(1,355,355)

IRA Class Shares
Issued	–	–	45,689	59,932
Reinvested	–	–	62,963	89,583
Redeemed	–	–	(862,095)	(2,360,767)

Total IRA Class Shares	–	–	(753,443)	(2,211,252)

Total change in shares:	(1,062,334)	(3,468,501)	(2,476,914)	(3,702,403)

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

98 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Tax-Free Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,516,952	$7,288,325
Net realized gains on investment transactions	1,761,252	617,994
Net change in unrealized depreciation investments	(5,491,478)	(454,755)

Change in net assets resulting from operations	2,786,726	7,451,564

Distributions to Shareholders From:
Net investment income:
Class A	(345,726)	(366,349)
Class B	(25,233)	(23,522)
Class C	(43,114)	(41,100)
Class D	(6,009,864)	(6,702,585)
Class X	(94,165)	(145,972)
Class Y	(4,629)	(8,080)
Net realized gains:
Class A	(16,029)	–
Class B	(1,412)	–
Class C	(2,314)	–
Class D	(268,208)	–
Class X	(5,795)	–
Class Y	(243)	–

Change in net assets from shareholder distributions	(6,816,732)	(7,287,608)

Change in net assets from capital transactions	(15,028,085)	(19,736,491)

Change in net assets	(19,058,091)	(19,572,535)

Net Assets:
Beginning of period	159,568,027	179,140,562

End of period	$140,509,936	$159,568,027

Accumulated net investment loss at end of period	$(161,526)	$(155,747)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,826,204	$2,162,518
Dividends reinvested	239,366	268,234
Cost of shares redeemed (a)	(2,308,530)	(3,781,933)

Total Class A	(242,960)	(1,351,181)

Class B Shares
Proceeds from shares issued	27,531	176,125
Dividends reinvested	18,851	17,596
Cost of shares redeemed (a)	(150,054)	(6,292)

Total Class B	(103,672)	187,429

See Accompanying Notes to Financial Statements.

2007 Annual Report 99

Statements of Changes in Net Assets (Continued)

	Nationwide Tax-Free Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$432,992	$99,480
Dividends reinvested	11,787	13,562
Cost of shares redeemed (a)	(150,340)	(118,259)

Total Class C	294,439	(5,217)

Class D Shares
Proceeds from shares issued	2,762,167	2,734,732
Dividends reinvested	4,747,622	5,078,795
Cost of shares redeemed (a)	(21,607,877)	(24,551,788)

Total Class D	(14,098,088)	(16,738,261)

Class X Shares
Proceeds from shares issued	141,455	97,793
Dividends reinvested	90,643	116,832
Cost of shares redeemed (a)	(1,109,059)	(1,946,838)

Total Class X	(876,961)	(1,732,213)

Class Y Shares
Proceeds from shares issued	95	100
Dividends reinvested	4,822	8,319
Cost of shares redeemed (a)	(5,760)	(105,467)

Total Class Y	(843)	(97,048)

Change in net assets from capital transactions:	$(15,028,085)	$(19,736,491)

SHARE TRANSACTIONS:
Class A Shares
Issued	177,432	206,971
Reinvested	23,191	25,655
Redeemed	(223,856)	(361,536)

Total Class A Shares	(23,233)	(128,910)

Class B Shares
Issued	2,635	16,915
Reinvested	1,828	1,683
Redeemed	(14,529)	(604)

Total Class B Shares	(10,066)	17,994

Class C Shares
Issued	42,389	9,520
Reinvested	1,143	1,300
Redeemed	(14,670)	(11,345)

Total Class C Shares	28,862	(525)

Class D Shares
Issued	267,175	261,210
Reinvested	459,794	485,667
Redeemed	(2,095,150)	(2,350,643)

Total Class D Shares	(1,368,181)	(1,603,766)

See Accompanying Notes to Financial Statements.

100 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Tax-Free Income Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class X Shares
Issued	13,681	9,325
Reinvested	8,770	11,170
Redeemed	(107,305)	(186,540)

Total Class X Shares	(84,854)	(166,045)

Class Y Shares
Issued	9	9
Reinvested	469	797
Redeemed	(549)	(10,095)

Total Class Y Shares	(71)	(9,289)

Total change in shares:	(1,457,543)	(1,890,541)

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

2007 Annual Report 101

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Bond Fund

		Investment Activities			Distributions

			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70	(0.46)	(0.46)	$9.67	7.55%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	(0.43)	$9.75	5.37%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.53	1.87%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	(0.43)	$9.58	5.22%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	(0.46)	$9.52	4.23%
Class B Shares
Period ended October 31, 2003 (g)	$9.49	0.06	0.18	0.24	(0.06)	(0.06)	$9.67	2.50%
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	(0.36)	$9.75	4.66%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.53	1.18%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	(0.37)	$9.57	4.41%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.52	3.67%
Class C Shares
Period ended October 31, 2003 (g)	$9.50	0.06	0.18	0.24	(0.06)	(0.06)	$9.68	2.49%
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	(0.36)	$9.76	4.63%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.54	1.18%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	(0.37)	$9.58	4.40%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.53	3.66%
Class D Shares
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73	(0.49)	(0.49)	$9.68	7.81%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	(0.45)	$9.77	5.75%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	(0.43)	$9.55	2.15%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	(0.46)	$9.59	5.39%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	(0.48)	$9.53	4.54%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

					Ratio of Net
			Ratio of Net	Ratio of	Investment
		Ratio of	Investment	Expenses	Income
	Net Assets	Expenses	Income	(Prior to	(Prior to
	at End of	to Average	to Average	Reimbursements)	Reimbursements)
	Period	Net	Net	to Average	to Average	Portfolio
	(000’s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	$10,128	1.08%	4.74%	(i)	(i)	17.73%
Year Ended October 31, 2004	$10,669	1.04%	4.38%	(i)	(i)	17.20%
Year Ended October 31, 2005	$10,212	1.10%	4.15%	(i)	(i)	34.08%
Year Ended October 31, 2006	$11,434	1.08%	4.76%	1.08%	4.76%	36.06%
Year Ended October 31, 2007	$12,178	1.07%	4.89%	1.08%	4.88%	39.35%
Class B Shares
Period ended October 31, 2003 (g)	$24	1.83%	3.62%	(i)	(i)	17.73%
Year Ended October 31, 2004	$102	1.72%	3.64%	(i)	(i)	17.20%
Year Ended October 31, 2005	$223	1.78%	3.46%	(i)	(i)	34.08%
Year Ended October 31, 2006	$268	1.75%	4.12%	1.75%	4.12%	36.06%
Year Ended October 31, 2007	$371	1.72%	4.24%	1.73%	4.24%	39.35%
Class C Shares
Period ended October 31, 2003 (g)	$9	1.87%	3.60%	(i)	(i)	17.73%
Year Ended October 31, 2004	$182	1.72%	3.48%	(i)	(i)	17.20%
Year Ended October 31, 2005	$696	1.78%	3.45%	(i)	(i)	34.08%
Year Ended October 31, 2006	$1,306	1.74%	4.15%	1.74%	4.15%	36.06%
Year Ended October 31, 2007	$1,430	1.72%	4.24%	1.73%	4.24%	39.35%
Class D Shares
Year Ended October 31, 2003	$127,591	0.82%	5.00%	(i)	(i)	17.73%
Year Ended October 31, 2004	$112,631	0.78%	4.64%	(i)	(i)	17.20%
Year Ended October 31, 2005	$99,133	0.83%	4.41%	(i)	(i)	34.08%
Year Ended October 31, 2006	$83,878	0.80%	5.00%	0.80%	5.00%	36.06%
Year Ended October 31, 2007	$75,009	0.77%	5.17%	0.77%	5.17%	39.35%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	There were no fee reductions during the period.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

102 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Bond Fund (Continued)

		Investment Activities			Distributions

			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (a)(b)

Class R Shares
Period ended October 31, 2003 (h)	$9.80	0.03	(0.12)	(0.09)	(0.03)	(0.03)	$9.68	(0.92%)
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	(0.39)	$9.77	5.06%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.55	1.81%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	(0.41)	$9.59	4.88%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	(0.42)	$9.53	3.88%
Class X Shares
Year Ended October 31, 2003 (f)	$9.43	0.41	0.24	0.65	(0.41)	(0.41)	$9.67	6.98%
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46	(0.38)	(0.38)	$9.75	4.82%
Year Ended October 31, 2005	$9.75	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.54	1.44%
Year Ended October 31, 2006	$9.54	0.40	0.02	0.42	(0.38)	(0.38)	$9.58	4.57%
Year Ended October 31, 2007	$9.58	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.52	3.71%
Class Y Shares
Year Ended October 31, 2003 (f)	$9.44	0.41	0.24	0.65	(0.41)	(0.41)	$9.68	6.97%
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46	(0.38)	(0.38)	$9.76	4.81%
Year Ended October 31, 2005	$9.76	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.55	1.44%
Year Ended October 31, 2006	$9.55	0.40	0.02	0.42	(0.38)	(0.38)	$9.59	4.56%
Year Ended October 31, 2007	$9.59	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.53	3.71%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data

					Ratio of Net
			Ratio of Net	Ratio of	Investment
		Ratio of	Investment	Expenses	Income
	Net Assets	Expenses	Income	(Prior to	(Prior to
	at End of	to Average	to Average	Reimbursements)	Reimbursements)
	Period	Net	Net	to Average	to Average	Portfolio
	(000’s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Period ended October 31, 2003 (h)	$1	1.85%	3.48%	1.95%	3.38%	17.73%
Year Ended October 31, 2004	$1	1.37%	3.99%	(i)	(i)	17.20%
Year Ended October 31, 2005	$1	1.14%	4.08%	(i)	(i)	34.08%
Year Ended October 31, 2006	$1	1.30%	4.53%	1.30%	4.53%	36.06%
Year Ended October 31, 2007	$1	1.44%	4.51%	1.44%	4.51%	39.35%
Class X Shares
Year Ended October 31, 2003 (f)	$3,674	1.60%	4.22%	(i)	(i)	17.73%
Year Ended October 31, 2004	$3,457	1.57%	3.85%	(i)	(i)	17.20%
Year Ended October 31, 2005	$2,821	1.63%	3.62%	(i)	(i)	34.08%
Year Ended October 31, 2006	$1,854	1.61%	4.18%	1.61%	4.18%	36.06%
Year Ended October 31, 2007	$1,493	1.57%	4.38%	1.58%	4.38%	39.35%
Class Y Shares
Year Ended October 31, 2003 (f)	$256	1.60%	4.21%	(i)	(i)	17.73%
Year Ended October 31, 2004	$238	1.57%	3.85%	(i)	(i)	17.20%
Year Ended October 31, 2005	$199	1.63%	3.62%	(i)	(i)	34.08%
Year Ended October 31, 2006	$151	1.60%	4.18%	1.60%	4.18%	36.06%
Year Ended October 31, 2007	$145	1.57%	4.37%	1.58%	4.37%	39.35%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2007 Annual Report 103

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Enhanced Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43
Class R Shares
Period ended October 31, 2003 (f)	$9.30	0.02	(0.03)	(0.01)
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40
Institutional Service Class Shares
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16
Year Ended October 31, 2006 (g)	$9.09	0.32	0.05	0.37
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44
Institutional Class Shares
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Investment	Total	Value, End	Total		Period	to Average
	Income	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	(0.30)	(0.30)	$9.26	1.31%		$2,404	0.78%
Year Ended October 31, 2004	(0.17)	(0.17)	$9.16	0.73%		$1,575	0.80%
Year Ended October 31, 2005	(0.23)	(0.23)	$9.08	1.66%		$1,242	0.80%
Year Ended October 31, 2006	(0.32)	(0.32)	$9.13	4.15%		$1,570	0.72%
Year Ended October 31, 2007	(0.38)	(0.38)	$9.18	4.75%		$1,390	0.75%
Class R Shares
Period ended October 31, 2003 (f)	(0.02)	(0.02)	$9.27	(0.13%	)	$1	1.05%
Year Ended October 31, 2004	(0.14)	(0.14)	$9.17	0.48%		$1	1.00%
Year Ended October 31, 2005	(0.23)	(0.23)	$9.09	1.70%		$1	0.72%
Year Ended October 31, 2006	(0.32)	(0.32)	$9.14	4.12%		$1	0.74%
Year Ended October 31, 2007	(0.35)	(0.35)	$9.19	4.44%		$1	0.99%
Institutional Service Class Shares
Year Ended October 31, 2003	(0.31)	(0.31)	$9.27	1.50%		$9,256	0.70%
Year Ended October 31, 2004	(0.18)	(0.18)	$9.17	0.82%		$7,476	0.70%
Year Ended October 31, 2005	(0.24)	(0.24)	$9.09	1.77%		$5,661	0.70%
Year Ended October 31, 2006 (g)	(0.32)	(0.32)	$9.14	4.17%		$12	0.70%
Year Ended October 31, 2007	(0.39)	(0.39)	$9.19	4.91%		$13	0.66%
Institutional Class Shares
Year Ended October 31, 2003	(0.33)	(0.33)	$9.26	1.64%		$155,704	0.45%
Year Ended October 31, 2004	(0.20)	(0.20)	$9.17	1.07%		$299,898	0.45%
Year Ended October 31, 2005	(0.26)	(0.26)	$9.09	2.13%		$452,749	0.45%
Year Ended October 31, 2006	(0.34)	(0.34)	$9.13	4.31%		$437,052	0.45%
Year Ended October 31, 2007	(0.40)	(0.40)	$9.18	5.04%		$163,386	0.45%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of		Ratio of Net
	Net	Ratio of	Investment
	Investment	Expenses	Income
	Income	(Prior to	(Prior to
	to Average	Reimbursements)	Reimbursements)
	Net	to Average	to Average	Portfolio
	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	3.11%	0.88%	3.01%	29.97%
Year Ended October 31, 2004	1.74%	0.85%	1.69%	51.59%
Year Ended October 31, 2005	2.36%	0.85%	2.31%	60.80%
Year Ended October 31, 2006	3.51%	0.76%	3.47%	77.44%
Year Ended October 31, 2007	4.28%	0.81%	4.22%	55.72%
Class R Shares
Period ended October 31, 2003 (f)	2.01%	1.15%	1.91%	29.97%
Year Ended October 31, 2004	1.49%	1.00%	1.49%	51.59%
Year Ended October 31, 2005	2.42%	0.72%	2.42%	60.80%
Year Ended October 31, 2006	3.50%	0.74%	3.50%	77.44%
Year Ended October 31, 2007	3.99%	1.00%	3.98%	55.72%
Institutional Service Class Shares
Year Ended October 31, 2003	3.25%	0.80%	3.15%	29.97%
Year Ended October 31, 2004	1.84%	0.75%	1.79%	51.59%
Year Ended October 31, 2005	2.47%	0.75%	2.42%	60.80%
Year Ended October 31, 2006 (g)	3.47%	0.73%	3.44%	77.44%
Year Ended October 31, 2007	6.16%	0.74%	6.08%	55.72%
Institutional Class Shares
Year Ended October 31, 2003	3.40%	0.55%	3.30%	29.97%
Year Ended October 31, 2004	2.05%	0.50%	2.00%	51.59%
Year Ended October 31, 2005	2.76%	0.50%	2.71%	60.80%
Year Ended October 31, 2006	3.79%	0.49%	3.75%	77.44%
Year Ended October 31, 2007	4.49%	0.49%	4.45%	55.72%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

104 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Government Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50
Class B Shares
Period ended October 31, 2003 (f)	$10.48	0.06	0.12	0.18
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44
Class C Shares
Period ended October 31, 2003 (f)	$10.48	0.06	0.12	0.18
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43
Class D Shares
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	(0.40)	(0.19)	(0.59)	$10.61	2.29%
Year Ended October 31, 2004	(0.36)	(0.26)	(0.62)	$10.37	3.68%
Year Ended October 31, 2005	(0.35)	–	(0.35)	$10.17	1.46%
Year Ended October 31, 2006	(0.39)	(0.01)	(0.40)	$10.19	4.25%
Year Ended October 31, 2007	(0.42)	–	(0.42)	$10.27	5.01%
Class B Shares
Period ended October 31, 2003 (f)	(0.05)	–	(0.05)	$10.61	1.73%
Year Ended October 31, 2004	(0.29)	(0.26)	(0.55)	$10.37	3.04%
Year Ended October 31, 2005	(0.29)	–	(0.29)	$10.17	0.85%
Year Ended October 31, 2006	(0.33)	(0.01)	(0.34)	$10.19	3.61%
Year Ended October 31, 2007	(0.36)	–	(0.36)	$10.27	4.39%
Class C Shares
Period ended October 31, 2003 (f)	(0.05)	–	(0.05)	$10.61	1.73%
Year Ended October 31, 2004	(0.29)	(0.26)	(0.55)	$10.37	3.03%
Year Ended October 31, 2005	(0.29)	–	(0.29)	$10.16	0.75%
Year Ended October 31, 2006	(0.33)	(0.01)	(0.34)	$10.19	3.69%
Year Ended October 31, 2007	(0.36)	–	(0.36)	$10.26	4.29%
Class D Shares
Year Ended October 31, 2003	(0.43)	(0.19)	(0.62)	$10.62	2.67%
Year Ended October 31, 2004	(0.39)	(0.26)	(0.65)	$10.37	3.87%
Year Ended October 31, 2005	(0.38)	–	(0.38)	$10.17	1.76%
Year Ended October 31, 2006	(0.42)	(0.01)	(0.43)	$10.19	4.55%
Year Ended October 31, 2007	(0.45)	–	(0.45)	$10.27	5.30%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
			Ratio of Net	Ratio of	Investment
		Ratio of	Investment	Expenses	Income (Loss)
	Net Assets	Expenses	Income to	(Prior to	(Prior to
	at End of	to Average	Average	Reimbursements)	Reimbursements)
	Period	Net	Net	to Average	to Average	Portfolio
	(000s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	$56,589	1.10%	3.76%	(i)	(i)	106.65%
Year Ended October 31, 2004	$55,481	1.07%	3.37%	(i)	(i)	110.72%
Year Ended October 31, 2005	$54,166	1.10%	3.41%	(i)	(i)	117.67%
Year Ended October 31, 2006	$31,586	1.09%	3.95%	1.09%	3.95%	150.10%
Year Ended October 31, 2007	$31,195	1.10%	4.09%	1.10%	4.09%	90.18%
Class B Shares
Period ended October 31, 2003 (f)	$1	1.80%	3.52%	(i)	(i)	106.65%
Year Ended October 31, 2004	$170	1.69%	2.75%	(i)	(i)	110.72%
Year Ended October 31, 2005	$152	1.71%	2.79%	(i)	(i)	117.67%
Year Ended October 31, 2006	$361	1.69%	3.42%	1.69%	3.42%	150.10%
Year Ended October 31, 2007	$417	1.71%	3.48%	1.71%	3.48%	90.18%
Class C Shares
Period ended October 31, 2003 (f)	$65	1.76%	4.11%	(i)	(i)	106.65%
Year Ended October 31, 2004	$296	1.69%	2.75%	(i)	(i)	110.72%
Year Ended October 31, 2005	$331	1.71%	2.80%	(i)	(i)	117.67%
Year Ended October 31, 2006	$2,645	1.69%	3.45%	1.69%	3.45%	150.10%
Year Ended October 31, 2007	$1,513	1.70%	3.46%	1.71%	3.46%	90.18%
Class D Shares
Year Ended October 31, 2003	$154,556	0.82%	4.03%	(i)	(i)	106.65%
Year Ended October 31, 2004	$121,325	0.78%	3.66%	(i)	(i)	110.72%
Year Ended October 31, 2005	$105,987	0.81%	3.70%	(i)	(i)	117.67%
Year Ended October 31, 2006	$92,547	0.79%	4.24%	0.79%	4.24%	150.10%
Year Ended October 31, 2007	$84,532	0.81%	4.37%	0.81%	4.37%	90.18%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	There were no fee reductions during the period.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(k)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Annual Report 105

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Government Bond Fund (Continued)

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class R Shares
Period ended October 31, 2003 (h)	$10.77	0.04	(0.16)	(0.12)
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47
Class X Shares
Year Ended October 31, 2003 (g)	$10.93	0.36	(0.14)	0.22
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45
Class Y Shares
Year Ended October 31, 2003 (g)	$10.93	0.36	(0.14)	0.22
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45
Institutional Class Shares
Period ended October 31, 2004 (j)	$10.11	0.12	0.28	0.40
Year Ended October 31, 2005 (k)	$10.38	0.39	(0.21)	0.18
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)(b)

Class R Shares
Period ended October 31, 2003 (h)	(0.03)	–	(0.03)	$10.62	(1.12%	)
Year Ended October 31, 2004	(0.33)	(0.26)	(0.59)	$10.38	3.41%
Year Ended October 31, 2005	(0.35)	–	(0.35)	$10.17	1.34%
Year Ended October 31, 2006	(0.39)	(0.01)	(0.40)	$10.20	4.35%
Year Ended October 31, 2007	(0.39)	–	(0.39)	$10.28	4.70%
Class X Shares
Year Ended October 31, 2003 (g)	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	(0.31)	(0.26)	(0.57)	$10.36	3.10%
Year Ended October 31, 2005	(0.30)	–	(0.30)	$10.16	1.00%
Year Ended October 31, 2006	(0.35)	(0.01)	(0.36)	$10.18	3.77%
Year Ended October 31, 2007	(0.37)	–	(0.37)	$10.26	4.54%
Class Y Shares
Year Ended October 31, 2003 (g)	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	(0.31)	(0.26)	(0.57)	$10.36	3.10%
Year Ended October 31, 2005	(0.30)	–	(0.30)	$10.16	1.00%
Year Ended October 31, 2006	(0.35)	(0.01)	(0.36)	$10.18	3.77%
Year Ended October 31, 2007	(0.37)	–	(0.37)	$10.26	4.54%
Institutional Class Shares
Period ended October 31, 2004 (j)	(0.13)	–	(0.13)	$10.38	4.00%
Year Ended October 31, 2005 (k)	(0.39)	–	(0.39)	$10.17	1.72%
Year Ended October 31, 2006	(0.43)	(0.01)	(0.44)	$10.19	4.68%
Year Ended October 31, 2007	(0.46)	–	(0.46)	$10.27	5.43%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
		Ratio of	Ratio of Net	Expenses	Income (Loss)
	Net Assets	Expenses	Investment	(Prior to	(Prior to
	at End of	to Average	Income	Reimbursements)	Reimbursements)
	Period	Net	to Average	to Average	to Average	Portfolio
	(000s)	Assets (c)	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Period ended October 31, 2003 (h)	$1	1.48%	4.13%	(i)	4.03%	106.65%
Year Ended October 31, 2004	$1	1.37%	3.12%	(i)	(i)	110.72%
Year Ended October 31, 2005	$1	1.06%	3.39%	(i)	(i)	117.67%
Year Ended October 31, 2006	$1	1.08%	3.96%	1.08%	3.96%	150.10%
Year Ended October 31, 2007	$2	1.35%	3.82%	1.35%	3.82%	90.18%
Class X Shares
Year Ended October 31, 2003 (g)	$5,689	1.57%	3.29%	(i)	(i)	106.65%
Year Ended October 31, 2004	$4,557	1.54%	2.91%	(i)	(i)	110.72%
Year Ended October 31, 2005	$3,394	1.56%	2.95%	(i)	(i)	117.67%
Year Ended October 31, 2006	$1,907	1.56%	3.44%	1.56%	3.44%	150.10%
Year Ended October 31, 2007	$1,511	1.56%	3.63%	1.56%	3.63%	90.18%
Class Y Shares
Year Ended October 31, 2003 (g)	$1,910	1.57%	3.28%	(i)	(i)	106.65%
Year Ended October 31, 2004	$961	1.54%	2.93%	(i)	(i)	110.72%
Year Ended October 31, 2005	$855	1.56%	2.95%	(i)	(i)	117.67%
Year Ended October 31, 2006	$830	1.55%	3.49%	1.55%	3.49%	150.10%
Year Ended October 31, 2007	$785	1.56%	3.63%	1.56%	3.63%	90.18%
Institutional Class Shares
Period ended October 31, 2004 (j)	$14	0.69%	3.66%	(i)	(i)	110.72%
Year Ended October 31, 2005 (k)	$1	0.72%	3.85%	(i)	(i)	117.67%
Year Ended October 31, 2006	$1	0.72%	4.38%	0.72%	4.38%	150.10%
Year Ended October 31, 2007	$1	0.69%	4.53%	0.69%	4.53%	90.18%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	There were no fee reductions during the period.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(k)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

106 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Short Duration Bond Fund

		Investment Activities
			Net Realized
			and
			Unrealized
	Net Asset		Gains	Total
	Value,	Net	(Losses)	from
	Beginning	Investment	on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period ended October 31, 2003 (f)	$10.00	0.08	–	0.08
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47
Class C Shares
Period ended October 31, 2005 (i)	$9.91	0.13	(0.06)	0.07
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43
Institutional Class Shares
Year Ended October 31, 2003	$10.00	0.34	–	0.34
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Reverse		Capital	Net Asset
	Investment	Realized	Total	Stock		Contribution	Value, End	Total
	Income	Gains	Distributions	Split		from Advisor	of Period	Return (a)(b)

Class A Shares
Period ended October 31, 2003 (f)	(0.08)	–	(0.08)	–		–	$10.00	0.76%
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01 (g	)	0.07	$10.00	2.35%	(h)
Year Ended October 31, 2005	(0.27)	–	(0.27)	–		–	$9.83	0.98%
Year Ended October 31, 2006	(0.33)	–	(0.33)	–		–	$9.87	3.87%
Year Ended October 31, 2007	(0.37)	–	(0.37)	–		–	$9.97	4.86%
Class C Shares
Period ended October 31, 2005 (i)	(0.15)	–	(0.15)	–		–	$9.83	0.76%
Year Ended October 31, 2006	(0.29)	–	(0.29)	–		–	$9.88	3.52%
Year Ended October 31, 2007	(0.32)	–	(0.32)	–		–	$9.99	4.47%
Institutional Class Shares
Year Ended October 31, 2003	(0.34)	–	(0.34)	–		–	$10.00	3.41%
Year Ended October 31, 2004	(0.27)	(0.01)	(0.28)	0.01 (g	)	0.07	$10.00	2.69%	(j)
Year Ended October 31, 2005	(0.29)	–	(0.29)	–		–	$9.83	1.24%
Year Ended October 31, 2006	(0.36)	–	(0.36)	–		–	$9.87	4.13%
Year Ended October 31, 2007	(0.40)	–	(0.40)	–		–	$9.98	5.22%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
			Ratio of Net		Investment
		Ratio of	Investment	Ratio of Expenses	Income (Loss)
	Net Assets	Expenses	Income (Loss)	(Prior to	(Prior to
	at End	to Average	to Average	Reimbursements)	Reimbursements)
	of Period	Net	Net	to Average	to Average	Portfolio
	(000’s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Period ended October 31, 2003 (f)	$42	0.95%	2.68%	1.05%	2.58%	16.61%
Year Ended October 31, 2004	$1,585	0.86%	2.08%	0.96%	1.98%	129.96%
Year Ended October 31, 2005	$1,017	0.78%	2.40%	0.88%	2.30%	292.03%
Year Ended October 31, 2006	$959	0.71%	3.14%	0.81%	3.04%	28.68%
Year Ended October 31, 2007	$797	0.70%	3.59%	0.80%	3.48%	37.81%
Class C Shares
Period ended October 31, 2005 (i)	$1	1.40%	2.08%	1.40%	2.08%	292.03%
Year Ended October 31, 2006	$142	1.18%	2.71%	1.28%	2.61%	28.68%
Year Ended October 31, 2007	$40	1.21%	3.12%	1.31%	3.02%	37.81%
Institutional Class Shares
Year Ended October 31, 2003	$47,491	0.60%	3.40%	0.70%	3.30%	16.61%
Year Ended October 31, 2004	$72,996	0.54%	2.63%	0.64%	2.53%	129.96%
Year Ended October 31, 2005	$6,741	0.49%	2.46%	0.59%	2.36%	292.03%
Year Ended October 31, 2006	$5,354	0.46%	3.38%	0.56%	3.28%	28.68%
Year Ended October 31, 2007	$844	0.44%	3.88%	0.54%	3.78%	37.81%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.
(i)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.
(l)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

See accompanying notes to financial statements.

2007 Annual Report 107

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Short Duration Bond Fund (Continued)

		Investment Activities
			Net Realized
			and
			Unrealized
	Net Asset		Gains	Total
	Value,	Net	(Losses)	from
	Beginning	Investment	on	Investment
	of Period	Income	Investments	Activities

Service Class Shares
Year Ended October 31, 2003	$10.00	0.30	–	0.30
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47
IRA Class Shares
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09
Year Ended October 31, 2006	$9.83	0.28	0.08	0.36
Year Ended October 31, 2007	$9.87	0.35	0.13	0.48

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Reverse		Capital	Net Asset
	Investment	Realized	Total	Stock		Contribution	Value, End	Total
	Income	Gains	Distributions	Split		from Advisor	of Period	Return (a)(b)

Service Class Shares
Year Ended October 31, 2003	(0.30)	–	(0.30)	–		–	$10.00	3.05%
Year Ended October 31, 2004	(0.22)	(0.01)	(0.23)	0.01 (g	)	0.07	$10.00	2.26%	(k)
Year Ended October 31, 2005	(0.26)	–	(0.26)	–		–	$9.83	0.95%
Year Ended October 31, 2006	(0.33)	–	(0.33)	–		–	$9.87	3.78%
Year Ended October 31, 2007	(0.36)	–	(0.36)	–		–	$9.98	4.81%
IRA Class Shares
Year Ended October 31, 2003	(0.30)	–	(0.30)	–		–	$10.00	2.99%
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01 (g	)	0.07	$10.00	2.30%	(l)
Year Ended October 31, 2005	(0.26)	–	(0.26)	–		–	$9.83	0.90%
Year Ended October 31, 2006	(0.32)	–	(0.32)	–		–	$9.87	3.73%
Year Ended October 31, 2007	(0.37)	–	(0.37)	–		–	$9.98	4.94%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
			Ratio of Net		Investment
		Ratio of	Investment	Ratio of Expenses	Income (Loss)
	Net Assets	Expenses	Income (Loss)	(Prior to	(Prior to
	at End	to Average	to Average	Reimbursements)	Reimbursements)
	of Period	Net	Net	to Average	to Average	Portfolio
	(000’s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Year Ended October 31, 2003	$196,569	0.95%	3.06%	1.05%	2.96%	16.61%
Year Ended October 31, 2004	$263,900	0.97%	2.20%	1.07%	2.10%	129.96%
Year Ended October 31, 2005	$80,818	0.83%	2.31%	0.93%	2.21%	292.03%
Year Ended October 31, 2006	$67,817	0.79%	3.05%	0.89%	2.95%	28.68%
Year Ended October 31, 2007	$56,177	0.85%	3.44%	0.95%	3.34%	37.81%
IRA Class Shares
Year Ended October 31, 2003	$413,934	1.01%	2.90%	1.11%	2.80%	16.61%
Year Ended October 31, 2004	$369,014	0.91%	2.29%	1.01%	2.19%	129.96%
Year Ended October 31, 2005	$43,888	0.83%	2.21%	0.93%	2.11%	292.03%
Year Ended October 31, 2006	$22,263	0.84%	2.99%	0.94%	2.89%	28.68%
Year Ended October 31, 2007	$14,980	0.71%	3.58%	0.82%	3.47%	37.81%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.
(i)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.
(l)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

See accompanying notes to financial statements.

108 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Tax-Free Income Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42	(0.44)	–	(0.44)	$10.49	4.09%
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)	–	(0.43)	$10.67	5.97%
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)	–	(0.39)	$10.49	1.98%
Year Ended October 31, 2006	$10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	$10.50	4.30%
Year Ended October 31, 2007	$10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	$10.23	1.72%
Class B Shares
Period ended October 31, 2003 (g)	$10.28	0.06	0.20	0.26	(0.06)	–	(0.06)	$10.48	2.48%
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)	–	(0.35)	$10.67	5.28%
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)	–	(0.31)	$10.48	1.19%
Year Ended October 31, 2006	$10.48	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.50	3.52%
Year Ended October 31, 2007	$10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.22	0.87%
Class C Shares
Period ended October 31, 2003 (g)	$10.27	0.06	0.20	0.26	(0.06)	–	(0.06)	$10.47	2.48%
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)	–	(0.36)	$10.64	5.12%
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)	–	(0.31)	$10.46	1.30%
Year Ended October 31, 2006	$10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.48	3.53%
Year Ended October 31, 2007	$10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.20	0.87%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of		Ratio of Net
			Net	Ratio of	Investment
		Ratio of	Investment	Expenses	Income
	Net Assets	Expenses	Income to	(Prior to	(Prior to
	at End of	to Average	Average	Reimbursements)	Reimbursements)
	Period	Net	Net	to Average	to Average	Portfolio
	(000s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	$7,580	0.98%	4.20%	(h)	(h)	16.91%
Year Ended October 31, 2004	$9,599	0.93%	4.10%	(h)	(h)	–
Year Ended October 31, 2005	$10,054	0.98%	3.67%	(h)	(h)	3.70%
Year Ended October 31, 2006	$8,714	0.95%	4.12%	(h)	(h)	1.91%
Year Ended October 31, 2007	$8,251	0.93%	4.13%	0.93%	4.12%	39.25%
Class B Shares
Period ended October 31, 2003 (g)	$41	1.72%	3.54%	(h)	(h)	16.91%
Year Ended October 31, 2004	$370	1.68%	3.36%	(h)	(h)	–
Year Ended October 31, 2005	$602	1.73%	2.90%	(h)	(h)	3.70%
Year Ended October 31, 2006	$792	1.70%	3.37%	(h)	(h)	1.91%
Year Ended October 31, 2007	$668	1.68%	3.38%	1.68%	3.38%	39.25%
Class C Shares
Period ended October 31, 2003 (g)	$1	1.72%	3.65%	(h)	(h)	16.91%
Year Ended October 31, 2004	$984	1.66%	3.32%	(h)	(h)	–
Year Ended October 31, 2005	$1,211	1.73%	2.91%	(h)	(h)	3.70%
Year Ended October 31, 2006	$1,207	1.70%	3.38%	(h)	(h)	1.91%
Year Ended October 31, 2007	$1,470	1.68%	3.38%	1.68%	3.38%	39.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 109

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Tax-Free Income Fund (Continued)

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)

Class D Shares
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45	(0.47)	–	(0.47)	$10.49	4.36%
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)	–	(0.46)	$10.67	6.23%
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)	–	(0.42)	$10.48	2.24%
Year Ended October 31, 2006	$10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	$10.50	4.56%
Year Ended October 31, 2007	$10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	$10.23	1.97%
Class X Shares
Year Ended October 31, 2003 (f)	$10.51	0.38	(0.02)	0.36	(0.38)	–	(0.38)	$10.49	3.48%
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55	(0.37)	–	(0.37)	$10.67	5.34%
Year Ended October 31, 2005	$10.67	0.32	(0.19)	0.13	(0.32)	–	(0.32)	$10.48	1.36%
Year Ended October 31, 2006	$10.48	0.37	0.02	0.39	(0.37)	–	(0.37)	$10.50	3.68%
Year Ended October 31, 2007	$10.50	0.35	(0.24)	0.11	(0.36)	(0.02)	(0.38)	$10.23	1.12%
Class Y Shares
Year Ended October 31, 2003 (f)	$10.49	0.39	(0.03)	0.36	(0.38)	–	(0.38)	$10.47	3.49%
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55	(0.37)	–	(0.37)	$10.65	5.35%
Year Ended October 31, 2005	$10.65	0.32	(0.18)	0.14	(0.33)	–	(0.33)	$10.46	1.37%
Year Ended October 31, 2006	$10.46	0.36	0.02	0.38	(0.37)	–	(0.37)	$10.47	3.59%
Year Ended October 31, 2007	$10.47	0.37	(0.25)	0.12	(0.37)	(0.02)	(0.39)	$10.20	1.12%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of		Ratio of Net
			Net	Ratio of	Investment
		Ratio of	Investment	Expenses	Income
	Net Assets	Expenses	Income to	(Prior to	(Prior to
	at End of	to Average	Average	Reimbursements)	Reimbursements)
	Period	Net	Net	to Average	to Average	Portfolio
	(000s)	Assets (c)	Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class D Shares
Year Ended October 31, 2003	$184,774	0.72%	4.47%	(h)	(h)	16.91%
Year Ended October 31, 2004	$174,451	0.68%	4.35%	(h)	(h)	–
Year Ended October 31, 2005	$162,139	0.72%	3.92%	(h)	(h)	3.70%
Year Ended October 31, 2006	$145,553	0.70%	4.37%	(h)	(h)	1.91%
Year Ended October 31, 2007	$127,774	0.68%	4.37%	0.68%	4.37%	39.25%
Class X Shares
Year Ended October 31, 2003 (f)	$6,861	1.57%	3.61%	(h)	(h)	16.91%
Year Ended October 31, 2004	$6,342	1.53%	3.50%	(h)	(h)	–
Year Ended October 31, 2005	$4,903	1.57%	3.06%	(h)	(h)	3.70%
Year Ended October 31, 2006	$3,167	1.55%	3.52%	(h)	(h)	1.91%
Year Ended October 31, 2007	$2,217	1.52%	3.52%	1.53%	3.52%	39.25%
Class Y Shares
Year Ended October 31, 2003 (f)	$652	1.57%	3.61%	(h)	(h)	16.91%
Year Ended October 31, 2004	$493	1.54%	3.51%	(h)	(h)	–
Year Ended October 31, 2005	$232	1.58%	3.05%	(h)	(h)	3.70%
Year Ended October 31, 2006	$135	1.55%	3.53%	(h)	(h)	1.91%
Year Ended October 31, 2007	$130	1.53%	3.54%	1.53%	3.54%	39.25%

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.

See accompanying notes to financial statements.

110 Annual Report 2007

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds.” Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds.” The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the nine (9) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Large Cap Value Fund (“Large Cap Value,” formerly, “Gartmore Large Cap Value Fund”)
-	Nationwide Mid Cap Growth Fund (“Mid Cap Growth,” formerly, “Gartmore Mid Cap Growth Fund”)
-	Nationwide Small Cap Fund (“Small Cap,” formerly, “Gartmore Small Cap Fund”)
-	Nationwide Value Opportunities Fund (“Value Opportunities,” formerly, “Gartmore Value Opportunities Fund”)
-	Nationwide Bond Fund (“Bond,” formerly, “Gartmore Bond Fund”)
-	Nationwide Enhanced Income Fund (“Enhanced Income,” formerly, “Gartmore Enhanced Income Fund”)
-	Nationwide Government Bond Fund (“Government Bond,” formerly, “Gartmore Government Bond Fund”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond,” formerly, “Gartmore Short Duration Bond Fund”)
-	Nationwide Tax-Free Income Fund (“Tax-Free Income,” formerly, “Gartmore Tax-Free Income Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said

2007 Annual Report 111

Notes to Financial Statements (Continued)
October 31, 2007

currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

112 Annual Report 2007

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

2007 Annual Report 113

Notes to Financial Statements (Continued)
October 31, 2007

As of October 31, 2007, the following Funds had securities with the following value on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Large Cap Value	$645,921	$659,475

Small Cap	293,002,836	296,696,836

Value Opportunities	592,444	597,137

Bond*	1,421,640	1,455,831

Government Bond	8,128,905	8,325,600

*	Includes $1,405,302 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 8.25% and maturity dates ranging from 11/16/07 to 11/01/37.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Large Cap Value, Mid Cap Growth, Small Cap and Value Opportunities (the “Equity Funds”) and are declared daily and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Nationwide Fund Advisors (formerly “Gartmore Mutual Fund Capital Trust” or “Gartmore Morley Capital Management, Inc.”) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in

114 Annual Report 2007

initially selecting and monitoring subadvisers, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Large Cap Value	NFA	NorthPointe Capital, LLC (c)

Mid Cap Growth	NFA	NorthPointe Capital, LLC (c)

Small Cap	NFA	Aberdeen Asset Management Inc. (a)

Value Opportunities	NFA	NorthPointe Capital, LLC (c)

Bond	NFA	n/a

Enhanced Income	NFA	Morley Capital Management, Inc. (b)

Government Bond	NFA	n/a

Short Duration Bond	NFA	Morley Capital Management, Inc. (b)

Tax-Free Income	NFA	n/a

(a)	Effective October 1, 2007, Aberdeen Asset Management Inc. became a subadviser to the Fund.
(b)	Effective September 1, 2007, Morley Capital Management Inc. became an unaffiliated subadviser to the Fund.

(c)	Effective October 1, 2007, NorthPointe Capital, LLC became an unaffiliated subadviser to the Fund.

Under the terms of the Investment Advisory Agreements, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadvisers, where applicable, is as follows for the year ended October 31, 2007:

		Total
Fund	Fee Schedule	Fees

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $1 billion	0.725%
	$1 billion up to $2 billion	0.70%
	$2 billion up to $5 billion	0.675%
	On $5 billion and more	0.65%

Small Cap	Up to $100 million	0.95%
	On $100 million and more	0.80%

Value Opportunities	Up to $250 million	0.70%
	$250 million up to $1 billion	0.675%
	$1 billion up to $2 billion	0.65%
	$2 billion up to $5 billion	0.625%
	On $5 billion and more	0.60%

Bond, Government Bond	Up to $250 million	0.50%
and Tax-Free Income	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

Enhanced Income and	Up to $500 million	0.35%
Short Duration Bond (a)	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%

(a)	NFA has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders, for Short Duration.

2007 Annual Report 115

Notes to Financial Statements (Continued)
October 31, 2007

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $770,707, of which $258,896 was paid to affiliated subadvisers, for the year ended October 31, 2007.

NFA, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale divided expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2008:

Fund	Expense Caps	Amount

Large Cap Value	All Classes	1.15%

Mid Cap Growth	All Classes	1.15%

Small Cap (a)	All Classes	1.35%

Value Opportunities	All Classes	1.10%

Short Duration Bond	All Classes	0.55%

(a)	The Expense Limitation Agreement ended on February 28, 2007.

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed, depending on which Fund, either (i) the previous five fiscal years or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted. Large Cap Value and Small Cap can no longer reimburse NFA under the terms of their expense limitation agreement.

As of October 31, 2007, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within five or three years (as noted below) from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2003	2004	2005	2006	2007

Large Cap Value (a)	$20,198	$17,394	$8,421	$–	$–

Mid Cap Growth (b)	N/A	N/A	36,261	27,464	42,826

Small Cap (b)	N/A	N/A	3,826	–	–

Value Opportunities (a)	30,129	11,918	–	–	40,325

(a)	Expense Limitation Agreement allows for reimbursement from previous five fiscal years.
(b)	Expense Limitation Agreement allows for reimbursement three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned

116 Annual Report 2007

subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Class X	Class Y	Service Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares

Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Small Cap	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Value Opportunities	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a

Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a	n/a

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a

Short Duration Bond	0.25%	n/a	0.75%	n/a	n/a	n/a	0.25%

Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%	n/a

[Additional columns below]

[Continued from above table, first column(s) repeated]

IRA
Fund	Class

Large Cap Value	n/a

Mid Cap Growth	n/a

Small Cap	n/a

Value Opportunities	n/a

Bond	n/a

Enhanced Income	n/a

Government Bond	n/a

Short Duration Bond	0.25%

Tax-Free Income	n/a

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and Class X shares made within six years of purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the year ended October 31, 2007, NFD received commissions of $2,177,855 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $227,328 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”), (formerly, “Gartmore Investor Services, Inc.” (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive,

2007 Annual Report 117

Notes to Financial Statements (Continued)
October 31, 2007

Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements that NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount that NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds (except for Short Duration Bond). For Short Duration Bond, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

For the year ended October 31, 2007, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Large Cap Value	$26,519

Small Cap	$52,845

Value Opportunities	$5,901

Bond	$46,011

Enhanced Income	$934

Government Bond	$118,744

Short Duration Bond	$71,820

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2007, the Funds portion of such costs amounted to $38,009.

As of October 31, 2007, the Adviser or affiliates of the Adviser directly held 28% of the shares outstanding of the Mid Cap Growth Fund.

As a result of certain trading errors that occurred in June of 2007, Small Cap was reimbursed $852,372 by NFA and JPMorgan Chase Bank, N.A., the Fund’s custodian bank, to offset losses realized on the disposal of investments.

118 Annual Report 2007

4. Short-Term Trading Fees

The Funds (except Enhanced Income) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase (within 90 calendar days for the Mid Cap Growth and Small Cap and within seven calendar days for the Bond, Government Bond, Short Duration Bond and Tax-Free Income). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2007, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Large Cap Value	$4,392

Mid Cap Growth	3,079

Small Cap	416,695

Value Opportunities	361

Bond	707

Short Duration Bond	281

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with the Funds’ custodian bank permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the year ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Large Cap Value	$39,380,163	$34,361,880

Mid Cap Growth	5,812,114	6,444,990

Small Cap	2,831,512,811	2,306,341,050

Value Opportunities	26,371,812	29,124,719

Bond	34,286,687	42,855,293

Enhanced Income	136,324,194	242,391,475

Government Bond	105,354,602	125,968,581

Short Duration Bond	29,686,234	53,664,305

Tax-Free Income	58,856,190	74,182,818

2007 Annual Report 119

Notes to Financial Statements (Continued)
October 31, 2007

Purchases and sales of U.S. Government securities for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Bond	$21,953,078	$21,563,680

Enhanced Income	22,911,676	–

Government Bond	98,754,865	95,902,645

Short Duration Bond	21,208,438	32,543,535

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

120 Annual Report 2007

9. Other

During the year ended October 31, 2007, Enhanced Income delivered securities of the Fund in exchange for the redemption of Institutional Shares (redemption in-kind). Cash and securities were transferred for redemptions at a market value of $197,215,094. For financial reporting purposes, the Fund recorded net realized losses of $1,778,274 in connection with the transactions. However, for tax purposes, the transaction received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

10. Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of October 31, 2007, SmallCap was invested in the following restricted security:

	Acquisition				% Net
Security	Date	Shares	Cost	Value	Assets

Hythiam,Inc.	12/13/2006	400,000	$2,920,000	$2,920,000	0.26%

11. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from

		Net Long
		Term			Total
	Ordinary	Capital	Total Taxable	Tax Exempt	Distributions
Fund	Income	Gains	Distributions	Distributions	Paid

Large Cap Value	$1,682,186	$3,029,988	$4,712,174	$–	$4,712,174

Mid Cap Growth	35,851	438,536	474,387	–	474,387

Small Cap	34,546,969	1,378,292	35,925,261	–	35,925,261

Value Opportunities	1,294,682	884,994	2,179,676	–	2,179,676

Bond	4,897,064	–	4,897,064	–	4,897,064

Enhanced Income	12,978,993	–	12,978,993	–	12,978,993

Government Bond	5,325,826	–	5,325,826	–	5,325,826

Short Duration Bond	3,120,559	–	3,120,559	–	3,120,559

Tax-Free Income	55,859	294,001	349,860	6,529,338	6,879,198

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

2007 Annual Report 121

Notes to Financial Statements (Continued)
October 31, 2007

(Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from

		Net Long
		Term			Total
	Ordinary	Capital	Total Taxable	Tax Exempt	Distributions
Fund	Income	Gains	Distributions	Distributions	Paid

Large Cap Value	$330,759	$1,570,314	$1,901,073	$–	$1,901,073

Mid Cap Growth	–	267,532	267,532	–	267,532

Small Cap	7,356,751	251,820	7,608,571	–	7,608,571

Value Opportunities	1,228,379	775,897	2,004,276	–	2,004,276

Bond	5,367,026	–	5,367,026	–	5,367,026

Enhanced Income	18,403,447	–	18,403,447	–	18,403,447

Government Bond	6,307,751	36,342	6,344,093	–	6,344,093

Short Duration Bond	3,684,401	–	3,684,401	–	3,684,401

Tax-Free Income	14,902	–	14,902	7,335,432	7,350,334

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

			Undistributed
	Undistributed	Undistributed	Long-Term			Accumulated
	Tax Exempt	Ordinary	Capital	Accumulated	Distributions	Capital and
Fund	Income	Income	Gains	Earnings	Payable	Other Losses

Large Cap Value	$–	$552,360	$3,319,548	$3,871,908	$–	$–

Mid Cap Growth	–	195,109	497,746	692,855	–	–

Small Cap	–	192,869,885	4,064,361	196,934,246	–	–

Value Opportunities	–	1,313,081	734,787	2,047,868	–	–

Bond	–	372,518	–	372,518	(362,767)	(1,159,641)

Enhanced Income	–	751,155	–	751,155	(612,097)	(5,760,787)

Government Bond	–	436,382	–	436,382	(424,394)	(350,895)

Short Duration Bond	–	183,013	–	183,013	(225,551)	(2,874,700)

Tax-Free Income	361,038	–	1,761,252	2,122,290	(522,564)	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Total
	Unrealized	Accumulated
	Appreciation	Earnings
Fund	(Depreciation)*	(Deficit)

Large Cap Value	$2,989,224	$6,861,132

Mid Cap Growth	1,479,884	2,172,739

Small Cap	(107,038,259)	89,895,987

Value Opportunities	62,141	2,110,009

Bond	1,249,027	99,137

Enhanced Income	84,015	(5,537,714)

Government Bond	1,149,994	811,087

Short Duration Bond	(525,555)	(3,442,793)

Tax-Free Income	6,179,411	7,779,137

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

122 Annual Report 2007

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Large Cap Value	$36,194,464	$4,330,358	$(1,341,134)	$2,989,224

Mid Cap Growth	6,358,933	1,622,783	(142,899)	1,479,884

Small Cap	1,538,667,931	52,196,668	(159,234,927)	(107,038,259)

Value Opportunities	14,301,353	1,038,919	(976,778)	62,141

Bond	89,563,358	2,098,921	(849,894)	1,249,027

Enhanced Income	163,970,793	407,057	(323,042)	84,015

Government Bond	139,491,057	1,507,410	(357,416)	1,149,994

Short Duration Bond	72,947,212	199,817	(725,372)	(525,555)

Tax-Free Income	132,363,575	7,061,741	(882,330)	6,179,411

As of October 31, 2007, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires

Bond	$1,159,641	2010

Enhanced Income	664,396	2009

Enhanced Income	1,947,216	2010

Enhanced Income	952,689	2011

Enhanced Income	1,507,694	2012

Enhanced Income	688,792	2014

Government Bond	350,895	2014

Short Duration Bond	569,688	2012

Short Duration Bond	1,446,234	2013

Short Duration Bond	798,570	2014

Short Duration Bond	60,208	2015

12. Subsequent Event

On November 9, 2007, the Board of Trustees of Nationwide Mutual Funds unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of each of the Nationwide Small Cap Fund and Nationwide Tax-Free Income Fund, and the Aberdeen Funds, a Delaware statutory trust, whereby each fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. (“Aberdeen”) would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as sub-adviser to the Nationwide Small Cap Fund. The Board of Trustees of the Aberdeen Funds met on December 12, 2007 and approved the appointment of Aberdeen as investment adviser and approved the Agreement and Plan of Reorganization. The Board’s decision to reorganize the Funds is subject to shareholder approval.

2007 Annual Report 123

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Large Cap Value Fund (formerly Gartmore Large Cap Value Fund), Nationwide Mid Cap Growth Fund (formerly Gartmore Mid Cap Growth Fund), Nationwide Small Cap Fund (formerly Gartmore Small Cap Fund), Nationwide Value Opportunities Fund (formerly Gartmore Value Opportunities Fund), Nationwide Bond Fund (formerly Gartmore Bond Fund), Nationwide Enhanced Income Fund (formerly Gartmore Enhanced Income Fund), Nationwide Government Bond Fund (formerly Gartmore Government Bond Fund), Nationwide Short Duration Bond Fund (formerly Gartmore Short Duration Bond Fund) and Nationwide Tax-Free Income Fund (formerly Gartmore Tax-Free Income Fund) (nine series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

124 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Large Cap Value	$858,972

Mid Cap Growth	35,851

Small Cap Fund	1,350,161

Value Opportunities	189,153

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Large Cap Value	51%

Mid Cap Growth	100%

Small Cap Fund	3%

Value Opportunities	16%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Large Cap Value	$3,029,988

Mid Cap Growth	438,536

Small Cap	1,378,292

Value Opportunities	884,994

Tax-Free Income	294,001

2007 Annual Report 125

Management Information
October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988–2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	102	None

126 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 127

Management Information (Continued)
October 31, 2007 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

128 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 129

AnnualReport

October 31, 2007

Contents

1	Message to Shareholders
Sector Series*
4	Nationwide Global Financial Services Fund
11	Nationwide Global Health Sciences Fund
17	Nationwide Global Natural Resources Fund
24	Nationwide Global Technology and Communications Fund
30	Nationwide Global Utilities Fund
Leadership Series*
57	Nationwide Mid Cap Growth Leaders Fund
63	Nationwide Leaders Fund
68	Nationwide Small Cap Leaders Fund
75	Nationwide U.S. Growth Leaders Fund
81	Nationwide Worldwide Leaders Fund
International Series*
108	Nationwide China Opportunities Fund
115	Nationwide Emerging Markets Fund
123	Nationwide International Growth Fund
Concept Series*
145	Nationwide Micro Cap Equity Fund
152	Nationwide U.S. Growth Leaders Long-Short Fund

171	Notes to Financial Statements
CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS
SARBANES-OXLEY ACT SECTION 302 CERTIFICATIONS
SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

*	Prior to May 1, 2007, each Fund was known as a Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the investment strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility; all of these risks are magnified in micro-cap companies.

2007 Annual Report 1

Message to Shareholders
Continued

Funds that concentrate on specific sectors or a relatively small number of securities are subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Concentrating investments in China and Hong Kong subjects the Nationwide China Opportunities Fund to additional risks, and makes it significantly more volatile than more geographically diverse mutual funds. The Fund is not appropriate for all investors.

In order to achieve the Nationwide U.S. Growth Leaders Long-Short Fund’s objective, the managers use sophisticated investment strategies such as short selling, short-term trading and investing in smaller companies and derivatives. These strategies cause the Fund to have greater risk and volatility, higher expenses and additional tax consequences than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Nationwide Small Cap Leaders Fund, the Nationwide China Opportunities Fund and the Nationwide Micro Cap Equity Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Goldman Sachs (GS) Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Goldman Sachs (GS) Natural Resources Index: An unmanaged, modified, market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) Zhong Hua Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000

2 Annual Report 2007

U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell MicrocapTM Growth Index: An unmanaged index that provides a comprehensive, unbiased measurement of the performance of the microcap growth segment of the U.S. equity market, based on continuous empirical research of microcap growth investment manager behavior; represents those stocks in the Russell MicrocapTM Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. High double-digit returns are unusual and may not be sustained. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:

Nationwide Global Financial Services Fund
Nationwide Global Health Sciences Fund
Nationwide Natural Resources Fund
Nationwide Global Technology and Communications Fund
Nationwide Global Utilities Fund
Nationwide Leaders Fund
Nationwide Mid Cap Growth Leaders Fund
Nationwide Small Cap Leaders Fund
Nationwide U.S. Growth Leaders Fund
Nationwide Worldwide Leaders Fund
Nationwide China Opportunities Fund
Nationwide Emerging Markets Fund
Nationwide International Growth Fund
Nationwide Micro Cap Equity Fund
Nationwide U.S. Growth Leaders Long-Short Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 3

Nationwide Global Financial Services Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Global Financial Services Fund (Class A at NAV) returned 11.73% versus 8.41% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds (consisting of 124 funds as of Oct. 31, 2007) was 0.66% for the same time period.

Can you describe the market environment during the reporting period?

The global financial sector posted a respectable gain but lagged most other sectors during the reporting period, with particularly weak performance in the final four months of the period from shares sensitive to the U.S. mortgage industry. While U.S. subprime mortgages received the most attention due to a surge in delinquencies and defaults, these problems were symptomatic of a general laxness in underwriting standards, as well as the securitization and sale of questionable loans to buyers worldwide. Several other developed countries, including Ireland, the United Kingdom and Spain, also experienced credit market dislocations that resulted from real estate bubbles of varying degrees. Overall, though, foreign financial stocks outperformed their U.S. peers due to their being somewhat insulated from the chaos afflicting U.S. markets. In addition, foreign stocks were boosted by a weak U.S. dollar. Real estate management and development proved to be one of the stronger subsectors in the benchmark, followed by capital markets. Conversely, the thrifts and mortgage finance segment turned in the weakest performance, losing more than 22%.

What areas of investment provided the most positive relative returns for the Fund?

Effective stock selection in the commercial bank group added considerable value to the Fund. For example, the Fund benefited from owning China Construction Bank Corp., the largest mortgage lender in China. Low lending penetration in China and the rapid growth of the Chinese middle class drove robust loan growth and positive earnings revisions at the bank. Another strong holding was National Bank of Greece S.A., a lender covering not only Greece but Turkey and Southeastern Europe. Once again, low lending penetration was a positive factor, along with a rock-solid balance sheet and exposure to countries entering the European Union. Online energy exchange IntercontinentalExchange, Inc. benefited from volatile energy prices, as well as the company’s ability to grow both organically through the introduction of futures contracts that were popular with traders and by means of strategic acquisitions. The Fund’s underweights in several large benchmark components exposed to the U.S. mortgage turmoil, such as Wells Fargo & Co., The Royal Bank of Scotland Group plc and Citigroup Inc., also contributed to Fund performance against its benchmark.

What areas detracted from Fund performance?

Fund performance was hampered by positions in the insurance and consumer finance groups. In the latter segment, Japanese stock Orix Corp. was a disappointment; weaker-than-expected earnings and a lackluster Japanese economy were negative factors for the stock. Investment Technology Group, Inc., a specialized agency brokerage and technology firm, experienced some management turnover and reported disappointing earnings growth, in part due to project delays, and we sold the stock. The Fund’s shares of CBRE Realty Finance, Inc. lost more than half their value when several of the company’s condominium development loans went delinquent.

What is your outlook for the near term?

The market continues to assess the ramifications of deteriorating credit quality in the U.S. mortgage market. Because of the fluidity of the situation, the Fund has taken a conservative position in regard to high credit exposures. We will be opportunistic on situations with depressed stock prices and increasing confidence about a company’s true underlying value. In the meantime, the Fund is overweight in companies with higher secular growth, solid fee-based models and low credit exposure to North American consumers. We maintain a diversified portfolio with investments outside of the United States in companies that are focused on domestic market growth and are uninvolved in the North American credit story.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Douglas Burtnick, CFA and Stuart Quint, CFA

4 Annual Report 2007

Nationwide Global Financial Services Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	11.73%	19.80%	14.39%	1.52%
	w/SC3	5.28%	18.40%	13.24%

Class B	w/o SC2	10.88%	18.90%	13.55%	2.25%
	w/SC4	5.88%	18.70%	13.46%

Class C	w/o SC2	10.96%	18.91%	13.56%	2.25%
	w/SC5	9.96%	18.91%	13.56%

Class R [6,8]		11.39%	19.36%	13.92%	1.95%

Institutional Service Class [8]		12.03%	20.10%	14.68%	1.27%

Institutional Class [7,8]		12.03%	20.10%	14.68%	1.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 5

Nationwide Global Financial Services Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Global Financial			Account Value,	Account Value,	Expenses Paid	Annualized
Services Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,022.60	$8.16	1.60%
	Hypothetical	[1]	$1,000.00	$1,017.13	$8.17	1.60%

Class B	Actual		$1,000.00	$1,018.70	$11.55	2.27%
	Hypothetical	[1]	$1,000.00	$1,013.76	$11.59	2.27%

Class C	Actual		$1,000.00	$1,019.30	$11.55	2.27%
	Hypothetical	[1]	$1,000.00	$1,013.76	$11.59	2.27%

Class R	Actual		$1,000.00	$1,021.20	$9.17	1.80%
	Hypothetical	[1]	$1,000.00	$1,016.13	$9.19	1.80%

Institutional Service Class	Actual		$1,000.00	$1,024.00	$6.58	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

Institutional Class	Actual		$1,000.00	$1,024.00	$6.58	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

6 Annual Report 2007

Nationwide Global Financial Services Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.7%
Repurchase Agreements	2.2%
Other Assets in excess of Liabilities	-0.9%

100.0%

Top Industries

Commercial Banks	32.5%
Diversified Financial Services	23.4%
Insurance	18.0%
Capital Markets	9.9%
Real Estate Management & Development	3.5%
Consumer Finance	2.6%
Real Estate Investment Trusts (REITs)	2.5%
Banks	2.1%
Thrifts & Mortgage Finance	2.0%
Distributors	1.0%
Other	2.5%

100.0%

Top Holdings*

UniCredito Italiano SpA	3.2%
National Bank of Greece SA	3.2%
HSBC Holdings PLC	3.2%
China Construction Bank, Class H	3.0%
Commonwealth Bank of Australia	3.0%
Amvescap PLC	2.5%
BNP Paribas	2.5%
ING Groep NV	2.4%
Banco Bilbao Vizcaya Argentaria SA	2.4%
AXA	2.3%
Other	72.3%

100.0%

Top Ten Countries

United States	41.3%
United Kingdom	9.9%
Australia	6.1%
Japan	5.6%
Greece	5.2%
France	4.8%
Canada	4.4%
Italy	3.9%
Hong Kong	3.9%
Switzerland	3.6%
Other	11.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 7

Statement of Investments
October 31, 2007

Nationwide Global Financial Services Fund

Common Stocks (98.7%)

	Shares or
	Principal Amount	Value

AUSTRALIA (6.1%) (a)
Capital Markets (0.9%)
Macquarie Bank Ltd.	6,780	$541,376

Commercial Banks (4.1%)
Australia & New Zealand Banking Group Ltd.	25,030	706,501
Commonwealth Bank of Australia	31,040	1,787,345

		2,493,846

Real Estate Investment Trust (REIT) (1.1%)
Westfield Group	31,853	651,156

		3,686,378

AUSTRIA (0.4%) (a)
Insurance (0.4%)
Wiener Staedtische Versicherung AG	3,300	243,643

BELGIUM (2.5%) (a)
Diversified Financial Services (2.5%)
Fortis	20,000	642,239
Fortis NV	26,067	837,414

		1,479,653

BERMUDA (0.5%)
Insurance (0.5%)
Arch Capital Group Ltd.*	4,370	326,745

BRAZIL (0.6%)
Diversified Financial Services (0.6%)
Bovespa Holding SA*	20,200	384,779

CANADA (4.4%)
Banks (2.1%)
Royal Bank of Canada	15,460	917,385
Toronto-Dominion Bank	4,440	335,445

		1,252,830

Insurance (2.3%)
Manulife Financial Corp.	3,540	164,220
Manulife Financial Corp.	26,580	1,243,721

		1,407,941

		2,660,771

CHILE (0.4%)
Commercial Bank (0.4%)
Banco Santander Chile SA ADR	4,940	261,771

FRANCE (4.8%) (a)
Commercial Bank (2.5%)
BNP Paribas	13,300	1,473,909

Insurance (2.3%)
AXA	31,230	1,402,592

		2,876,501

GERMANY (1.3%) (a)
Diversified Financial Services (1.3%)
Deutsche Boerse AG	4,870	781,743

GREECE (5.2%) (a)
Commercial Banks (5.2%)
Alpha Bank AE	32,250	1,197,269
National Bank of Greece SA	27,360	1,911,628

		3,108,897

HONG KONG (3.9%) (a)
Commercial Bank (3.0%)
China Construction Bank, Class H	1,582,030	1,798,589

Real Estate Management & Development (0.9%)
Hang Lung Group Ltd.	87,050	514,005

		2,312,594

IRELAND (0.5%)
Transportation (0.5%)
Genesis Lease Ltd. ADR	12,890	282,807

ITALY (3.9%) (a)
Commercial Bank (3.2%)
UniCredito Italiano SpA	224,908	1,934,553

Insurance (0.7%)
Assicurazioni Generali SpA	8,400	400,282

		2,334,835

JAPAN (5.6%) (a)
Commercial Banks (2.1%)
Mitsubishi UFJ Financial Group, Inc.	93,000	930,692
Suruga Bank Ltd.	26,770	351,481

		1,282,173

Consumer Finance (1.0%)
ORIX Corp.	3,030	621,614

Insurance (1.1%)
Millea Holdings, Inc.	17,010	669,528

8 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Real Estate Management & Development (1.4%)
Mitsubishi Estate Co. Ltd.	13,610	$408,057
Sumitomo Realty & Development Co. Ltd.	11,220	396,063

		804,120

		3,377,435

NETHERLANDS (3.1%)
Aerospace & Defense (0.7%)
AerCap Holdings NV ADR*	15,990	403,108

Diversified Financial Services (2.4%) (a)
ING Groep NV	31,810	1,437,624

		1,840,732

SINGAPORE (0.5%) (a)
Real Estate Management & Development (0.5%)
Capitaland Ltd.	56,000	315,370

SPAIN (2.4%) (a)
Commercial Bank (2.4%)
Banco Bilbao Vizcaya Argentaria SA	55,920	1,415,018

SWITZERLAND (3.6%) (a)
Capital Markets (3.6%)
Credit Suisse Group	20,730	1,401,235
UBS AG	13,900	745,405

		2,146,640

UNITED KINGDOM (9.9%) (a)
Capital Markets (2.5%)
Amvescap PLC	98,420	1,506,352

Commercial Banks (5.7%)
Barclays PLC	28,550	361,304
HSBC Holdings PLC	96,086	1,904,869
Lloyds TSB Group PLC	102,410	1,163,210

		3,429,383

Insurance (1.7%)
Aviva PLC	62,160	979,259

		5,914,994

UNITED STATES (39.1%)
Capital Markets (2.9%)
Charles Schwab Corp.	24,450	568,218
Lehman Brothers Holding, Inc.	7,560	478,850
Northern Trust Corp.	5,760	433,210
Piper Jaffray Cos.*	4,800	246,720

		1,726,998

Commercial Banks (3.9%)
Bank of the Ozarks, Inc.	9,750	282,263
BB&T Corp.	15,730	581,538
PNC Bank Corp.	10,470	755,515
SunTrust Banks, Inc.	2,480	180,048
U.S. Bancorp	16,830	558,083

		2,357,447

Consumer Finance (1.6%)
American Express Co.	12,700	774,065
SLM Corp.	3,190	150,440

		924,505

Distributor (1.0%)
ProLogis Trust	8,550	613,377

Diversified Financial Services (16.6%)
Bank of America Corp.	27,420	1,323,838
Blackrock, Inc.	2,150	444,942
Citigroup, Inc.	19,110	800,709
CME Group, Inc.	1,440	959,400
Discovery Financial Services	5,000	96,500
GFI Group, Inc.*	3,730	321,974
Goldman Sachs Group, Inc.	3,770	934,658
IntercontinentalExchange, Inc.*	6,220	1,108,404
J.P. Morgan Chase & Co.	22,860	1,074,420
Morgan Stanley	8,980	603,995
Nymex Holdings, Inc.	2,440	313,589
State Street Corp.	6,090	485,799
TD Ameritrade Holding Corp.*	52,410	1,003,127
Wright Express Corp.*	12,640	489,168

		9,960,523

Insurance (9.0%)
AFLAC, Inc.	12,530	786,633
American International Group, Inc.	8,010	505,591
Assurant, Inc.	5,020	293,369
Chubb Corp. (The)	5,300	282,755
Hanover Insurance Group, Inc.	10,300	474,521
HCC Insurance Holdings, Inc.	18,320	547,585
MetLife, Inc.	9,350	643,748

2007 Annual Report 9

Statement of Investments (Continued)
October 31, 2007

Nationwide Global Financial Services Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Insurance (continued)
Principal Financial Group, Inc.	9,170	$620,534
Prudential Financial, Inc.	9,140	884,021
Travelers Cos., Inc. (The)	6,440	336,232

		5,374,989

Real Estate Investment Trusts (REITs) (1.4%)
CBRE Realty Finance, Inc.	9,040	44,115
Health Care REIT, Inc.	6,570	290,985
MFA Mortgage Investments, Inc.	58,790	503,243

		838,343

Real Estate Management & Development (0.7%)
CB Richard Ellis Group, Inc., Class A*	17,200	419,336

Thrifts & Mortgage Finance (2.0%)
Fannie Mae	12,020	685,621
Freddie Mac	9,710	507,152

		1,192,773

		23,408,292

Total Common Stocks (Cost $54,523,486)		59,159,597

Repurchase Agreements (2.2%)
CS First Boston, 4.81% dated 10/31/07, due 11/01/07, repurchase price $580,820, collateralized by U.S. Government Agency Mortgages with a market value of $592,357	$580,742	$580,742

Nomura Securities, 4.81% dated 10/31/07, due 11/01/07, repurchase price $724,228, collateralized by U.S. Government Agency Mortgages with a market value of $738,614	724,131	724,131

Total Repurchase Agreements (Cost $1,304,873)		1,304,873

Total Investments (Cost $55,828,359) (b) — 100.9%		60,464,470
Liabilities in excess of other assets — (0.9)%		(538,441)

NET ASSETS — 100.0%		$59,926,029

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

10 Annual Report 2007

Nationwide Global Health Sciences Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Global Health Sciences Fund (Class A at NAV) returned 13.81% versus 11.67% for its benchmark, the Goldman Sachs (GS) Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/ Biotechnology Funds (consisting of 178 funds as of Oct. 31, 2007) was 12.34% for the same period.

Can you describe the market environment during the reporting period?

Health-care stocks delivered respectable gains during the reporting period, although they slightly trailed the performance of the broader market. Health-care stocks were not insulated from a fairly volatile U.S. equity market throughout the period, partly due to a change in control of the U.S. Congress. The Fund favored mid-capitalization stocks during the reporting period and generally maintained a bias to own companies that are growing faster than their peers. Opportunities for growth in health care remain robust. Except for a handful of the largest market-cap companies in which patent expiry risk is very high, we are optimistic about the health-care sector. During the reporting period, companies that provide diagnostics, health-care insurance and medical devices generally performed quite well.

What areas of investment provided the most positive relative returns for the Fund?

Strong, favorable stock selection in the biotechnology group added the most to the Fund’s performance versus the benchmark. An overweight in the biotechnology industry and rewarding stock selection in life sciences tools and services further boosted Fund results. The Fund’s top contributor was biotechnology holding Pharmion Corp., whose stock was lifted in August after the company revealed positive data on the survival of patients taking its key drug VidazaTM for treatment of myelodysplastic syndromes. Also boosting performance was Masimo Corp., a maker of noninvasive patient monitoring devices, such as pulse oximeters. Major biotechnology holding Gilead Sciences, Inc. was another contributor, turning in a solid gain driven by the company’s expanding portfolio of drugs. Large-cap biotechnology stock Amgen Inc. further aided performance because of the Fund’s underweighting in that poorly performing index component. PerkinElmer, Inc., a maker of scientific instruments and health-care consumables, steadily advanced during the reporting period after starting with a modest valuation. A combination of organic growth and acquisitions helped boost the company’s prospects.

What areas detracted from Fund performance?

On the negative side, underweighting the strong-performing health-care equipment and supplies segment against the benchmark had a mildly negative effect on the Fund’s results. Overall, the largest detractor was XTENT, Inc., a small, development-stage company with plans to produce drug-coated stents. The stock suffered from investors’ rotation away from higher-risk companies and also from questions about the general efficacy and safety of drug-coated stents. Biopharmaceutical stock MannKind Corp. also was a disappointment for the Fund; we sold the stock as we re-evaluated the potential commercial appeal for its lead product. In the case of the Fund’s holdings in drug stock Bristol-Myers Squibb Co., concerns about valuation led us to miss part of the stock’s advance.

What is your outlook for the near term?

We think health-care stocks should offer plenty of opportunities during the next year for us to augment the generally positive outlook by choosing to invest in good companies in the sector. In particular, we will be watching for chances to upgrade the Fund’s holdings if market volatility triggers weakness in stocks that we think have strong fundamentals. Conversely, we will try to avoid stocks with patent expiration problems, weak product pipelines or rich valuations.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Douglas Burtnick, CFA

2007 Annual Report 11

Nationwide Global Health Sciences Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	13.81%	12.89%	6.35%	1.61%
	w/SC3	7.27%	11.55%	5.43%

Class B	w/o SC2	13.20%	12.16%	5.66%	2.27%
	w/SC4	8.20%	11.91%	5.66%

Class C5	w/o SC2	13.10%	12.16%	5.66%	2.27%
	w/SC6	12.10%	12.16%	5.66%

Class R [7,9]		13.43%	12.58%	5.95%	1.97%

Institutional Service Class [9]		14.24%	13.12%	6.61%	1.43%

Institutional Class[8,9]		14.26%	13.22%	6.67%	1.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 Annual Report 2007

Nationwide Global Health Sciences Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Global Health Sciences			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,060.20	$9.09	1.75%
	Hypothetical	[1]	$1,000.00	$1,016.38	$8.93	1.75%

Class B	Actual		$1,000.00	$1,056.80	$12.13	2.34%
	Hypothetical	[1]	$1,000.00	$1,013.40	$11.94	2.34%

Class C	Actual		$1,000.00	$1,056.80	$12.23	2.36%
	Hypothetical	[1]	$1,000.00	$1,013.30	$12.05	2.36%

Class R	Actual		$1,000.00	$1,059.30	$9.65	1.86%
	Hypothetical	[1]	$1,000.00	$1,015.82	$9.49	1.86%

Institutional Service Class	Actual		$1,000.00	$1,061.60	$7.07	1.36%
	Hypothetical	[1]	$1,000.00	$1,018.34	$6.94	1.36%

Institutional Class	Actual		$1,000.00	$1,062.20	$7.07	1.36%
	Hypothetical	[1]	$1,000.00	$1,018.34	$6.94	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 13

Nationwide Global Health Sciences Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.6%
Repurchase Agreements	0.3%
Other Investments*	2.9%
Liabilities in excess of other assets**	-2.8%

100.0%

Top Industries

Pharmaceuticals	42.5%
Health Care Equipment & Supplies	19.0%
Biotechnology	16.9%
Health Care Providers & Services	9.5%
Life Sciences Tools & Services	5.6%
Insurance	2.8%
Multiline Retail	1.3%
Commercial Services & Supplies	0.9%
Chemicals	0.8%
Health Care Technology	0.3%
Other	0.4%

100.0%

Top Holdings***

Merck & Co., Inc.	8.6%
Johnson & Johnson	6.5%
Pfizer, Inc.	5.3%
Gilead Sciences, Inc.	4.7%
Bristol-Myers Squibb Co.	3.7%
Schering-Plough Corp.	3.4%
Wyeth	3.3%
Medtronic, Inc.	2.8%
Baxter International, Inc.	2.6%
WellPoint, Inc.	2.4%
Other	56.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

14 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Global Health Sciences Fund

Common Stocks (99.6%)

	Shares or
	Principal Amount	Value

UNITED STATES (99.6%)
Biotechnology (16.9%)
Amgen, Inc.*	9,390	$545,653
Applera Corp.	11,400	423,396
Array BioPharma, Inc.*	9,690	108,528
Biogen, Inc.*	7,970	593,287
Celera Genomics Group*	12,250	199,797
Enzon Pharmaceuticals, Inc.*	10,720	102,162
Genentech, Inc.*	7,410	549,303
Genzyme Corp.*	4,796	364,352
Gilead Sciences, Inc.*	32,150	1,485,008
ImClone Systems, Inc.*	2,350	101,403
Omrix Biopharmaceuticals, Inc.*	5,310	185,000
Pharmion Corp.*	14,330	689,560

		5,347,449

Chemicals (0.8%)
Sigma-Aldrich Corp.	5,120	264,550

Commercial Services & Supplies (0.9%)
Stericycle, Inc.*	4,850	282,901

Health Care Equipment & Supplies (19.0%)
Alcon, Inc.	1,170	178,086
Angiodynamics, Inc.*	3,090	61,800
Baxter International, Inc.	13,868	832,219
Beckman Coulter, Inc.	1,970	139,515
Becton, Dickinson & Co.	2,370	197,800
Boston Scientific Corp.*	23,560	326,777
Cardinal Health, Inc.	3,923	266,882
Dentsply International, Inc.	2,270	94,160
Gen-Probe, Inc.*	4,550	318,591
Hologic, Inc.* (a)	3,830	260,172
IDEXX Laboratories, Inc.*	1,790	217,986
Insulet Corp.*	2,160	54,086
Intuitive Surgical, Inc.*	720	235,347
Inverness Medical Innovations, Inc.*	3,390	203,705
Kinetic Concept*	2,590	155,659
Masimo Corporation*	12,360	422,959
Medtronic, Inc.	18,630	883,807
PerkinElmer, Inc.	7,320	201,447
Steris Corp.	3,300	95,832
Stryker Corp.	2,680	190,280
Tomotherapy, Inc.*	7,090	155,058
Trans1, Inc.* (a)	4,650	116,250
Xtent, Inc.*	9,990	101,998
Zimmer Holdings, Inc.*	4,580	318,264

		6,028,680

Health Care Providers & Services (9.5%)
Coventry Health Care, Inc.*	3,000	180,930
Express Scripts, Inc.*	2,840	179,204
Genoptix, Inc.*	660	16,302
Health Net Inc.*	2,490	133,489
McKesson Corp.	3,050	201,605
Medco Health Solutions, Inc.*	3,020	285,028
Patterson Cos., Inc.*	4,040	158,004
Pediatrix Medical Group, Inc.*	2,550	167,025
Quest Diagnostics, Inc.	4,860	258,455
Skilled Healthcare Group, Inc.*	3,010	49,304
UnitedHealth Group, Inc.	12,510	614,866
WellPoint, Inc.*	9,620	762,193

		3,006,405

Health Care Technology (0.3%)
TriZetto Group, Inc. (The)*	5,750	93,955

Insurance (2.8%)
Aetna, Inc.	11,960	671,793
CIGNA Corp.	4,190	219,933

		891,726

Life Sciences Tools & Services (5.6%)
Bruker Bioscience Corp.*	13,510	139,829
Charles River Laboratories International, Inc.*	3,800	220,400
Covance, Inc.*	2,654	218,955
Illumina, Inc.* (a)	4,710	264,467
Pharmaceutical Product Development, Inc. (a)	7,810	329,894
Thermo Fisher Scientific, Inc.*	9,940	584,571

		1,758,116

Multiline Retail (1.3%)
CVS Caremark Corp.	10,232	427,391

Pharmaceuticals (42.5%)
Abbott Laboratories	5,890	321,712
Adams Respiratory Therapeutics, Inc.*	3,850	169,169
Allergan, Inc.	4,830	326,411
Amylin Pharmaceuticals, Inc.*	1,600	72,032
Astellas Pharma, Inc.	4,320	191,796
Bristol-Myers Squibb Co.	39,280	1,178,007
Celgene Corp.*	7,510	495,660
Dyax Corp.* (a)	30,550	131,671
Eli Lilly & Co.	9,950	538,792
Endo Pharmaceuticals Holdings Inc.*	4,810	140,933
Human Genome Sciences, Inc.*	15,400	145,684

2007 Annual Report 15

Statement of Investments (Continued)
October 31, 2007

Nationwide Global Health Sciences Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Pharmaceuticals (continued)
Johnson & Johnson	31,564	$2,057,026
Merck & Co., Inc.	46,891	2,731,871
Perrigo Co.	9,270	219,792
Pfizer, Inc.	67,902	1,671,068
Schering-Plough Corp.	34,758	1,060,814
Sepracor, Inc.*	4,700	129,438
Shire PLC	7,940	198,862
Teva Pharmaceutical Industries Ltd. ADR – IL	6,150	270,661
Valeant Pharmaceuticals International*	10,250	149,137
Viropharma, Inc.*	16,260	139,999
Watson Pharmaceuticals, Inc.*	2,910	88,930
Wyeth	21,340	1,037,764

		13,467,229

Total Common Stocks (Cost $28,109,706)		31,568,402

Repurchase Agreements (0.3%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $41,954, collateralized by U.S. Government Agency Mortgages with a market value of $42,787	$41,948	41,948
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $52,313, collateralized by U.S. Government Agency Mortgages with a market value of $53,352	$52,306	52,306

Total Repurchase Agreements (Cost $94,254)		94,254

Securities Purchased with Collateral For Securities On Loan (2.9%)

Repurchase Agreements (2.9%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $909,757, collateralized by U.S. Government Agency Mortgages with a market value of $927,826	$909,633	$909,633

Total Securities Purchased with Collateral For Securities On Loan (Cost $909,633)		909,633
Total Investments (Cost $29,113,593) (b) — 102.8%		32,572,289
Liabilities in excess of other assets — (2.8)%		(888,465)

NET ASSETS — 100.0%		$31,683,824

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

See Accompanying Notes to Financial Statements.

16 Annual Report 2007

Nationwide Global Natural Resources Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Global Natural Resources Fund (Class A at NAV) returned 43.54% versus 40.39% for its benchmark, the Goldman Sachs Natural Resources Index. For broader comparison, the average return for the Fund’s Lipper peer category of Natural Resources Funds (consisting of 140 funds as of Oct. 31, 2007) was 44.22% for the same period.

Can you describe the market environment during the reporting period?

Natural resources stocks led the market higher during the reporting period, as energy and materials—the two sectors most heavily represented in the benchmark—enjoyed robust demand, particularly from China and India. After a brief price decline into the low $50s early in 2007, crude oil prices began climbing, eventually surpassing $90 per barrel by the end of the reporting period. Fear that the Organization of Petroleum Exporting Countries (OPEC) might not increase production as promised was one factor pushing oil prices higher, along with delays in non-OPEC supply projects and the drop in value of the U.S. dollar. Stocks in the solar energy industry continued to deliver outstanding performance, as costs fell and solar initiatives in countries such as Germany and Spain increased the likelihood of similar developments in the United States and elsewhere. In materials, demand for ethanol, a corn-based gasoline additive, drove the performance of a number of agricultural stocks.

What areas of investment provided the most positive relative returns for the Fund?

The Fund received a boost from stock selection in the materials sector and a large overweighting against the benchmark in industrials. Among individual Fund holdings, a negligible exposure to BP p.l.c., the U.K.-based integrated energy giant, was especially beneficial, as a rich valuation and various operational problems dampened the stock’s performance. The Fund’s performance also benefited from Denbury Resources Inc., which negotiated favorable agreements with several fertilizer plants to supply it with carbon dioxide (used to flush residual oil from wells where other extraction methods are no longer effective). In the materials sector, the share price of Brazil-based Companhia Vale do Rio Doce, a major producer of iron ore and nickel, almost doubled during the reporting period. Robust demand from China for those two metals used in the production of stainless steel aided the stock. Monsanto Co., a maker of genetically modified seeds, and Potash Corp. of Saskatchewan Inc., a fertilizer supplier, were beneficiaries of the healthy trends in agriculture mentioned above. In the industrials sector, Aegean Marine Petroleum Network Inc. was a key contributor to the Fund. This provider of fuel and logistical services for freighters in port saw its stock surge higher in September and October, as investors discovered the company’s favorable fundamentals.

What areas detracted from Fund performance?

On a sector basis, energy was the biggest detractor, with a large portion of that underperformance attributable to Aurora Oil & Gas Corp. While this stock fit into our theme of trying to own stocks that are exposed to emerging natural gas plays, the company’s execution was disappointing. Also holding back Fund performance was Evergreen Energy Inc., which has a unique process for improving the energy content of coal by removing water in addition to the toxic elements sulfur and mercury. The acquisition of a key customer by a private equity firm led to the decision to scrap plans for coal-fired power plants that were expected to bring the company significant revenues. Last of all, Superior Well Services, Inc., a provider of pressure pumping services, was hurt by greater competition and eroding profit margins.

What is your outlook for the near term?

We ended the period with a cautious outlook, because we believe that an unhealthy level of speculation exists in energy and materials stocks that is exaggerating both rallies and declines. Since our preference is to buy when a stock declines and sell on rallies, we have been able to benefit from some of this activity, but we remain concerned about where it might lead. In addition, China continues to fuel much of the excess demand for natural resources, and we are concerned that the failure to let the Chinese currency float freely versus the U.S. dollar has overstimulated the Chinese economy, which could set the stage for an eventual contraction.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

William Gerlach, CFA and Jason Kotik, CFA

2007 Annual Report 17

Nationwide Global Natural Resources Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Expense
		1 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	43.54%	42.80%	1.38%
	w/SC3	35.28%	40.29%

Class B	w/o SC2	42.52%	41.72%	2.12%
	w/SC4	37.52%	41.32%

Class C	w/o SC2	42.55%	41.75%	2.12%
	w/SC5	41.55%	41.75%

Class R6		43.11%	42.34%	1.85%

Institutional Service Class[6]		43.92%	43.09%	1.12%

Institutional Class[6]		43.99%	43.17%	1.12%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Natural Resources Fund, Goldman Sachs Natural Resources Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

18 Annual Report 2007

Nationwide Global Natural Resources Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Global Natural			Account Value,	Account Value,	Expenses Paid	Annualized
Resources Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,209.40	$8.41	1.51%
	Hypothetical	[1]	$1,000.00	$1,018.59	$7.71	1.51%

Class B	Actual		$1,000.00	$1,205.10	$12.34	2.22%
	Hypothetical	[1]	$1,000.00	$1,014.01	$11.33	2.22%

Class C	Actual		$1,000.00	$1,205.50	$12.34	2.22%
	Hypothetical	[1]	$1,000.00	$1,014.01	$11.33	2.22%

Class R	Actual		$1,000.00	$1,207.90	$9.63	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.83	1.73%

Institutional Service Class	Actual		$1,000.00	$1,211.10	$6.91	1.24%
	Hypothetical	[1]	$1,000.00	$1,068.95	$6.33	1.24%

Institutional Class	Actual		$1,000.00	$1,211.30	$6.80	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 19

Nationwide Global Natural Resources Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	90.6%
Repurchase Agreements	10.2%
Liabilities in excess of other assets	-0.8%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	44.6%
Energy Equipment & Services	15.1%
Metals & Mining	14.9%
Chemicals	5.1%
Paper & Forest Products	1.4%
Independent Power Producers & Energy Traders	1.3%
Containers & Packaging	1.3%
Multi-Utilities	1.0%
Food Products	1.0%
Commercial Services & Supplies	1.0%
Other	13.3%

100.0%

Top Holdings*

Occidental Petroleum Corp.	6.5%
ConocoPhillips	3.9%
Noble Corp.	3.3%
Marathon Oil Corp.	3.2%
Schlumberger Ltd.	2.8%
Transocean, Inc.	2.8%
Teck Cominco Ltd., Class B	2.6%
Cabot Oil & Gas Corp., Class A	2.6%
Denbury Resources, Inc.	2.2%
Gulfport Energy Corp.	2.0%
Other	68.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

20 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Global Natural Resources Fund

Common Stocks (90.6%)

	Shares or
	Principal Amount	Value

AUSTRALIA (0.6%)
Metals & Mining (0.6%)
BHP Billiton Ltd., Sponsored ADR	5,200	$453,752

BERMUDA (0.0%)
Energy Equipment & Services (0.0%)
Weatherford International Ltd.*	100	6,491

CANADA (7.9%)
Chemicals (1.2%)
Potash Corp. of Saskatchewan, Inc.	8,000	982,560

Metals & Mining (5.0%)
Barrick Gold Corp.	22,000	970,860
Cameco Corp.	11,700	573,885
Novagold Resources, Inc.*	20,000	376,000
Teck Cominco Ltd., Class B	41,930	2,096,500

		4,017,245

Oil, Gas & Consumable Fuels (1.7%)
Gastar Exploration Ltd.*	29,300	46,001
Interoil Corp.*	1,600	37,216
Ivanhoe Energy, Inc.*	84,000	205,800
Kodiak Oil & Gas Corp.*	90,266	207,612
Suncor Energy, Inc.	4,000	436,920
Talisman Energy, Inc.	6,373	138,549
Transglobe Energy Corp.*	50,123	286,202

		1,358,300

		6,358,105

CAYMAN ISLANDS (6.1%)
Energy Equipment & Services (6.1%)
Noble Corp.	49,920	2,643,264
Transocean, Inc.*	19,009	2,269,104

		4,912,368

GREECE (0.6%)
Marine (0.1%)
General Maritime Corp.	3,000	84,540

Transportation Infrastructure (0.5%)
Aegean Marine Petroleum Network, Inc.	9,070	371,598

		456,138

IRELAND (0.5%)
Transportation (0.5%)
Genesis Lease Ltd. ADR	17,040	373,858

MARSHALL ISLANDS (0.5%)
Marine (0.5%)
Eagle Bulk Shipping, Inc.	6,600	224,994
Genco Shipping & Trading Ltd.	2,190	157,439

		382,433

NETHERLANDS ANTILLES (2.8%)
Energy Equipment & Services (2.8%)
Schlumberger Ltd. ADR	23,600	2,279,052

PANAMA (0.4%)
Industrial Conglomerate (0.4%)
McDermott International, Inc.*	5,950	363,307

UNITED KINGDOM (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
BP PLC ADR	272	21,213

UNITED STATES (71.2%)
Chemicals (3.9%)
Cytec Industries, Inc.	8,000	533,680
Hercules, Inc.	22,450	422,285
Monsanto Co.	8,300	810,329
PPG Industries, Inc.	10,000	747,400
Sigma-Aldrich Corp.	12,000	620,040

		3,133,734

Commercial Services & Supplies (1.0%)
Layne Christensen Co.*	13,800	785,772

Communications Equipment (0.1%)
C&D Technologies, Inc.*	20,000	96,400

Containers & Packaging (1.3%)
Owens-Illinois, Inc.*	10,500	466,410
Pactiv Corp.*	20,000	549,400

		1,015,810

Electrical Equipment (0.1%)
Energy Conversion Devices, Inc.*	4,468	121,932

Energy Equipment & Services (6.2%)
Baker Hughes, Inc.	11,800	1,023,296
ENSCO International, Inc.	5,921	328,556
FMC Technologies, Inc.*	5,000	303,150
Halliburton Co.	38,251	1,507,855
Hercules Offshore, Inc.*	26,611	719,562
National-OilWell, Inc.*	4,439	325,112
Particle Drilling Technologies, Inc.*	15,000	49,950
Smith International, Inc.	5,000	330,250

2007 Annual Report 21

Statement of Investments (Continued)
October 31, 2007

Nationwide Global Natural Resources Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Energy Equipment & Services (continued)
Superior Well Services, Inc.*	13,648	$278,419
Tidewater, Inc.	2,000	109,340

		4,975,490

Food Products (1.0%)
Archer-Daniels-Midland Co.	22,000	787,160

Gas Distribution (0.4%)
Targa Resources Partners Limited Partnership	12,800	352,128

Gas Utility (0.6%)
Questar Corp.	7,937	453,044

Independent Power Producers & Energy Traders (1.3%)
Dynegy, Inc.*	40,000	368,400
NRG Energy, Inc.*	15,214	694,671

		1,063,071

Machinery ( 0.7%)
Harsco Corp.	9,900	600,138

Metals & Mining (9.3%)
A.M. Castle & Co.	13,160	396,116
Alcoa, Inc.	27,000	1,068,930
Century Aluminum Co.*	27,000	1,571,130
Commercial Metals Co.	28,300	888,054
Compass Minerals International, Inc.	26,700	985,497
Composite Technology Corp.*	5,000	10,450
Freeport-McMoRan Copper & Gold, Inc., Class B	9,419	1,108,428
Horsehead Holding Corp.*	13,900	316,920
Newmont Mining Corp.	15,300	778,158
Northwest Pipe Co.*	1,500	55,380
Royal Gold, Inc.	8,000	282,720

		7,461,783

Multi-Utility (1.0%)
MDU Resources Group, Inc.	28,600	805,376

Oil, Gas & Consumable Fuels (42.9%)
Anadarko Petroleum Corp.	9,700	572,494
Aurora Oil & Gas Corp.*	386,327	548,584
C Energy, Inc.*	16,250	370,500
Cabot Oil & Gas Corp.	52,176	2,070,865
Chevron Corp.	11,437	1,046,600
ConocoPhillips	37,066	3,149,127
CONSOL Energy, Inc.	600	33,900
Denbury Resources, Inc.*	31,786	1,799,088
Devon Energy Corp.	5,563	519,584
Energy Partners Ltd.*	34,020	522,207
Energy Transfer Equity	13,150	468,008
EOG Resources, Inc.	12,389	1,097,665
Evergreen Energy, Inc.*	130,405	614,208
Exxon Mobil Corp.	17,000	1,563,830
Geomet, Inc.*	70,706	371,206
Global Santa Fe Corp.	6,200	502,386
GMX Resources, Inc.*	2,000	77,020
Gulfport Energy Corp.*	74,558	1,650,714
K-Sea Transportation Partners Limited Partnership	8,000	317,680
Marathon Oil Corp.	43,200	2,554,416
Newfield Exploration Co.*	8,000	430,720
Noble Energy, Inc.	10,635	814,003
Occidental Petroleum Corp.	76,400	5,275,420
Parallel Petroleum Corp.*	17,176	351,593
Peabody Energy Corp.	14,027	782,005
Penn Virginia Corp.	9,070	438,988
Petrohawk Energy Corp.*	19,818	366,633
RAM Energy Resources, Inc.*	280,023	1,506,524
Range Resources Corp.	15,743	707,333
Rex Energy Corp.*	36,850	364,447
Southwestern Energy Co.*	5,645	292,016
Swift Energy Co.*	11,909	564,844
USEC, Inc.*	46,460	408,848
Valero Energy Corp.	8,400	591,612
Warren Resources, Inc.*	26,793	406,718
Williams Cos., Inc. (The)	39,051	1,424,971

		34,576,757

Paper & Forest Products (1.4%)
Domtar Corp.*	94,000	806,520
Louisiana-Pacific Corp.	21,000	345,660

		1,152,180

		57,380,775

Total Common Stocks (Cost $61,064,225)		72,987,492

22 Annual Report 2007

Repurchase Agreements (10.2%)

	Shares or
	Principal Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,653,218, collateralized by U.S. Government Agency Mortgages with a market value of $3,725,785	$3,652,730	$3,652,730
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $4,555,219, collateralized by U.S. Government Agency Mortgages with a market value of $4,645,702	4,554,610	4,554,610

Total Repurchase Agreements (Cost $8,207,340)		8,207,340

Total Investments (Cost $69,271,565) (a) — 100.8%		81,194,832
Liabilities in excess of other assets — (0.8)%		(615,346)

NET ASSETS — 100.0%		$80,579,486

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

2007 Annual Report 23

Nationwide Global Technology and Communications Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Global Technology and Communications Fund (Class A at NAV) returned 34.22% versus 29.07% for its benchmark, the Goldman Sachs Technology Composite Index (GSTI®). For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds (consisting of 274 funds as of Oct. 31, 2007) was 27.98% for the same time period.

Can you describe the market environment during the reporting period?

Global technology stocks performed well during the reporting period, outpacing most broadly based measures of market activity and posting a healthy double-digit gain. Within the benchmark, the computers and peripherals group delivered particularly strong gains, followed by Internet software and services. Conversely, office electronics was relatively flat, and the semiconductors and semiconductor equipment segment also lagged the benchmark. Technology benefited from the overall outperformance of growth stocks over value shares during the period, as fears of a slowing U.S. economy led investors to put a premium on companies whose growth was less dependent on broader economic conditions. In addition, given the weak U.S. dollar, investors were attracted by the foreign exposure of many technology companies. The technology sector declined during the summer along with the rest of the market in response to the subprime mortgage crisis but rebounded strongly afterward, aided in part by the Federal Reserve Board’s reductions of short-term interest rates.

What areas of investment provided the most positive relative returns for the Fund?

Our strategy of rotating into large-capitalization names and minimizing exposure to small-cap and mid-cap stocks during the summer’s period of volatility worked well for the Fund. Then, when the market began its late-period recovery, we migrated back to small- and mid-cap stocks, which proved to be a good move. Among subsectors, the communications equipment area as well as the Internet software and services area added value to the Fund during the reporting period. Not owning Motorola, Inc. for much of the period was helpful to the Fund because a weak product pipeline resulted in Motorola’s losing market share to rival Nokia, which materially boosted Fund performance. U.K.-based information technology services provider Autonomy Corp. plc was beneficial to the Fund; the company capitalized on its unique business model and the trend toward outsourcing.

What areas detracted from Fund performance?

Detracting subsectors included diversified telecommunications services, an out-of-benchmark group, in which the Fund had a modest position. A slight underweight in the strong-performing computers and peripherals segment during the summer months also held back Fund performance, as did a modest cash position. The Fund was modestly hurt by our decision to underweight computer and consumer electronics maker Apple Inc. for a short period of time due to its high valuation. Germany-based DRAM chip maker Qimonda AG also held back Fund results. This stock represented an effort to diversify our holdings with a purchase on the value side of technology. Despite buying the stock below book value, it did not recover due to an oversupply of DRAM chips.

What is your outlook for the near term?

While the technology sector appears relatively healthy, it might suffer if economic conditions in the United States and abroad continue to slow. At the moment, inventories are fairly lean. The key question is whether corporate and end-user demand will remain constant in the coming months. If we see signs of further slowing, we will likely rotate more capital toward large-cap names with diversified revenue streams and place less emphasis on the more volatile mid-and small-cap sectors.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Robert Tango, Jr.

24 Annual Report 2007

Nationwide Global Technology and Communications Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	34.22%	16.53%	-6.51%	2.00%	1.66%
	w/SC3	26.41%	15.16%	-7.27%

Class B	w/o SC2	33.09%	15.71%	-7.20%	2.72%	2.38%
	w/SC4	28.09%	15.48%	-7.20%

Class C5	w/o SC2	33.10%	15.70%	-7.11%	2.72%	2.38%
	w/SC6	32.10%	15.70%	-7.11%

Class R [7,9]		33.92%	16.14%	-6.97%	2.42%	2.08%

Institutional Service Class[9]		34.58%	17.04%	-6.09%	1.92%	1.58%

Institutional Class[8,9]		34.59%	16.87%	-6.18%	1.72%	1.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GSTI® is an unmanaged, modified, market capitalization-weighted index that is designed to measure performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 25

Nationwide Global Technology and Communications Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Global Technology			Account Value,	Account Value,	Expenses Paid	Annualized
and Communications Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,206.00	$9.34	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.73	$8.58	1.68%

Class B	Actual		$1,000.00	$1,200.90	$12.98	2.34%
	Hypothetical	[1]	$1,000.00	$1,013.40	$11.94	2.34%

Class C	Actual		$1,000.00	$1,201.80	$12.93	2.33%
	Hypothetical	[1]	$1,000.00	$1,013.45	$11.89	2.33%

Class R	Actual		$1,000.00	$1,204.40	$10.67	1.92%
	Hypothetical	[1]	$1,000.00	$1,015.52	$9.80	1.92%

Institutional Service Class	Actual		$1,000.00	$1,205.40	$7.50	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.39	$6.89	1.35%

Institutional Class	Actual		$1,000.00	$1,207.10	$7.51	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.39	$6.89	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

26 Annual Report 2007

Nationwide Global Technology and Communications Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	100.9%
Repurchase Agreements	4.4%
Other Investments*	5.7%
Liabilities in excess of other assets**	-11.0%

100.0%

Top Industries

Communications Equipment	20.4%
Computers & Peripherals	19.5%
Semiconductors & Semiconductor Equipment	19.3%
Software	14.7%
Internet Software & Services	12.5%
Internet & Catalog Retail	3.7%
Electronic Equipment & Instruments	2.4%
IT Services	2.3%
Diversified Telecommunication Services	1.8%
Wireless Telecommunication Services	1.6%
Other	1.8%

100.0%

Top Holdings***

Apple, Inc.	7.9%
Google, Inc., Class A	7.1%
Microsoft Corp.	7.1%
Cisco Systems, Inc.	7.1%
Intel Corp.	5.8%
Network Appliance, Inc.	3.3%
Yahoo!, Inc.	3.0%
Research In Motion Ltd.	2.9%
Hewlett-Packard Co.	2.9%
Foundry Networks, Inc.	1.9%
Other	51.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 27

Statement of Investments
October 31, 2007

Nationwide Global Technology and Communications Fund

Common Stocks (100.9%)

	Shares or
	Principal Amount	Value

UNITED STATES (100.9%)
Communications Equipment (20.4%)
Cisco Systems, Inc.*	48,353	$1,598,550
Comverse Technology, Inc.*	8,030	154,337
Corning, Inc.	15,540	377,156
Foundry Networks, Inc.*	20,874	441,276
Juniper Networks, Inc.*	5,910	212,760
Motorola, Inc.	17,177	322,756
Nokia Corp. ADR - FI	4,280	170,002
Powerwave Technologies, Inc.*	45,980	255,649
Research In Motion Ltd.*	5,290	658,658
Sycamore Networks, Inc.*	78,280	334,255
Tellabs, Inc.*	11,380	100,258

		4,625,657

Computers & Peripherals (19.5%)
Apple, Inc.*	9,441	1,793,318
EMC Corp.*	13,130	333,371
Emulex Corp.*	5,090	110,249
Hewlett-Packard Co.	12,612	651,788
High Tech Computer Corp. (a)	8,490	174,973
Hypercom Corp.*	13,000	70,330
International Business Machines Corp.	3,794	440,559
Network Appliance, Inc.*	23,460	738,756
Sun Microsystems, Inc.*	17,489	99,862

		4,413,206

Consumer Goods (0.5%) (b)
China Security & Surveillanc*	4,070	103,785

Diversified Financial Services (1.0%)
Wright Express Corp.*	5,823	225,350

Diversified Telecommunication Services (1.8%)
American Tower Corp.*	3,578	158,076
AT&T, Inc.	3,490	145,847
Audiocodes Ltd.*	16,610	108,131

		412,054

Electronic Equipment & Instruments (2.4%) (b)
Authentec, Inc.*	26,970	434,487
FEI Co.*	3,610	104,726

		539,213

Energy Company (0.8%)
Suntech Power Holdings Co. Ltd. ADR - KY*	3,000	176,670

UNITED STATES (continued)
Internet & Catalog Retail (3.7%)
Alibaba.Com Ltd.*	9,300	16,200
Amazon.com, Inc.*	3,270	291,520
GSI Commerce, Inc.*	12,590	358,689
Priceline.com, Inc.*	1,830	170,373

		836,782

Internet Software & Services (12.5%)
Akamai Technologies, Inc.*	6,090	238,667
Ariba, Inc.*	6,200	80,228
Google, Inc., Class A*	2,287	1,616,909
Verisign, Inc.*	4,800	163,632
Vocus, Inc.*	1,769	63,649
Yahoo!, Inc.*	21,640	673,004

		2,836,089

IT Services (2.3%)
Cognizant Technology Solutions Corp.*	8,218	340,718
Satyam Computer Services Ltd. ADR - IN	6,160	186,956

		527,674

Semiconductors & Semiconductor Equipment (19.3%)
Advanced Analogic Technologies, Inc.*	9,300	112,344
Applied Materials, Inc.	13,870	269,355
Atheros Communications*	7,420	260,442
Broadcom Corp.*	3,880	126,294
Cirrus Logic, Inc.*	7,416	45,608
Cypress Semiconductor Corp.*	8,500	310,675
Intel Corp.	49,015	1,318,504
Marvell Technology Group Ltd.*	12,170	219,425
MediaTek, Inc. (a)	14,440	285,837
NVIDIA Corp.*	7,450	263,581
On Semiconductor Corp.*	20,360	207,672
Qimonda AG ADR - DE*	34,220	330,565
Silicon Motion Technology Corp. ADR - KY* (b)	12,830	320,750
Spreadtrum Communication ADR - CN*	22,530	291,088

		4,362,140

Service Company (0.4%)
Corrections Corp. of America*	3,410	96,469

Software (14.7%)
Adobe Systems, Inc.*	2,360	113,044
Autonomy Corp. PLC* (a)	9,500	194,821

28 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Software (continued)
Borland Software Corp.*	44,310	$194,078
Citrix Systems, Inc.*	5,250	225,697
Lawson Software, Inc.*	21,490	242,622
McAfee, Inc.*	3,921	162,133
Microsoft Corp.	43,662	1,607,198
Nuance Communications, Inc.* (b)	10,397	229,878
Oracle Corp.*	9,050	200,639
Parametric Technology Corp.*	8,630	164,833

		3,334,943

Wireless Telecommunication Services (1.6%)
Brightpoint, Inc.*	10,290	166,698
Crown Castle International Corp.*	2,560	105,139
SBA Communications Corp.*	2,833	100,855

		372,692

Total Common Stocks (Cost $21,309,427)		22,862,724

Repurchase Agreements (4.4%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $448,086, collateralized by U.S. Government Agency Mortgages with a market value of $456,987	$448,026	448,026
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $558,720, collateralized by U.S. Government Agency Mortgages with a market value of $569,818	558,645	558,645

Total Repurchase Agreements (Cost $1,006,671)		1,006,671

Securities Purchased With Collateral For Securities On Loan (5.7%)

Repurchase Agreements (5.7%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $1,286,306, collateralized by U.S. Government Agency Mortgages with a market value of $1,311,853	$1,286,130	$1,286,130

Total Securities Purchased with Collateral For Securities On Loan (Cost $1,286,130)		1,286,130
Total Investments (Cost $23,602,228) (c) — 111.0%		25,155,525
Liabilities in excess of other assets — (11.0)%		(2,497,216)

NET ASSETS — 100.0%		$22,658,309

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of October 31, 2007.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

DE	Germany

FI	Finland

IN	India

KY	Cayman Islands

See Accompanying Notes to Financial Statements.

2007 Annual Report 29

Nationwide Global Utilities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Global Utilities Fund (Class A at NAV) returned 30.14% versus 32.37% of its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds (consisting of 100 funds as of Oct. 31, 2007) was 26.87% for the same time period.

Can you describe the market environment during the reporting period?

The continuing high and rising cost of crude oil and natural gas translated into higher electricity prices, fostering a positive environment for the utilities sector. This trend was particularly marked in Europe, where utilities are less regulated than their U.S. counterparts. (Minimal regulation gives companies greater freedom to pass along increased energy costs to consumers.) Growing customer demand encouraged European utilities to upgrade power grids and thus earn higher returns. The utility sector in Europe also witnessed bid activity, which crossed national borders.

What areas detracted from Fund performance?

The Fund’s holding in U.S. energy-services provider Alliant Energy Corp. detracted from performance. Alliant Energy was subject to an Internal Revenue Service tax audit (now resolved) for taxes from the years 1999 through 2001. Fund holding Reliant Energy, Inc. also detracted from performance. The Texas-based electricity generator posted a second-quarter loss of $283 million, from net income of $14.2 million in the year-ago period. The company has raised its forward-looking earnings expectations, and improved cash flows will likely be used for share repurchases.

What areas of investment provided the most positive relative returns for the Fund?

Favorable stock selection enhanced the Fund’s performance. As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions. The Fund’s exposure to The Tokyo Electric Power Co., Inc. proved positive for performance. The company has a strong franchise in its operating area, and enjoys the status of a public utility service backed by a favorable regulatory framework and the Japanese government’s energy policy.

The Fund’s holding in German power company RWE AG also enhanced performance. RWE’s operating profit increased to 4.45 billion euros in the six months through June, from 3.76 billion euros in the year-earlier period. The increase came on the back of a good trading performance and higher electricity prices. In addition, a positive contribution was made by the Fund’s holding in Mexico’s América Móvil, S.A. de C.V., which operates through its subsidiary, TracFone Wireless, Inc., in the United States. The Mexican mobile-phone operator has demonstrated strong growth in subscribers, revenues and cash flow. The Fund’s holding in Spain’s Telefónica S.A. contributed to performance. Considered to be one of the better-run telecommunications companies, Telefónica is expected to benefit from increased usage of its Broadband bandwidth. In addition, Telefónica is a play on the emerging markets growth story.

What is your outlook for the near term?

The profitability of utilities should continue to be strong, as electricity prices remain high in the United States. The continuing drive for liberalization in Europe should also benefit European utilities.

In the telecommunications sector, top-line growth is being supported by new products, such as high-speed data for Internet customers. Cost-cutting opportunities are significant, in large part due to the legacy cost structures of previously government-owned companies. In Europe, mobile-phone operators have increasingly faced greater regulation, notably the European Commission initiative to cut roaming charges. While such developments impinge on pricing power, increased demand for high-margin third-generation mobile phone products should help to sustain future earnings growth for telecommunications companies.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Ben Walker

30 Annual Report 2007

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	30.14%	24.43%	14.06%	1.80%	1.45%
	w/ SC3	22.68%	22.97%	12.95%

Class B	w/o SC2	29.29%	23.54%	13.23%	2.55%	2.20%
	w/SC4	24.29%	23.37%	13.14%

Class C	w/o SC2	29.25%	23.54%	13.23%	2.55%	2.20%
	w/ SC5	28.25%	23.54%	13.23%

Class R [6,8]		29.66%	23.97%	13.57%	2.25%	1.90%

Institutional Service Class [8]		30.47%	24.75%	14.36%	1.55%	1.20%

Institutional Class[7,8]		30.55%	24.76%	14.37%	1.55%	1.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 31

Nationwide Global Utilities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Global Utilities			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,140.90	$7.61	1.41%
	Hypothetical	[1]	$1,000.00	$1,018.09	$7.20	1.41%

Class B	Actual		$1,000.00	$1,137.30	$11.47	2.13%
	Hypothetical	[1]	$1,000.00	$1,014.46	$10.87	2.13%

Class C	Actual		$1,000.00	$1,136.90	$11.53	2.14%
	Hypothetical	[1]	$1,000.00	$1,014.41	$10.92	2.14%

Class R	Actual		$1,000.00	$1,139.30	$9.06	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.73	$8.58	1.68%

Institutional Service Class	Actual		$1,000.00	$1,142.30	$6.21	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.40	$5.87	1.15%

Institutional Class	Actual		$1,000.00	$1,143.00	$6.21	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.40	$5.87	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

32 Annual Report 2007

Nationwide Global Utilities Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.3%
Repurchase Agreements	1.5%
Liabilities in excess of other assets	-0.8%

100.0%

Top Industries

Diversified Telecommunication Services	38.5%
Electric Utilities	21.3%
Wireless Telecommunication Services	16.8%
Multi-Utilities	11.9%
Independent Power Producers & Energy Traders	3.3%
Electronic Equipment & Instruments	2.6%
Gas Utilities	2.4%
Oil, Gas & Consumable Fuels	1.3%
Water Utilities	1.2%
Other	0.7%

100.0%

Top Holdings*

Vodafone Group PLC	10.3%
AT&T, Inc.	10.2%
Telefonica SA	7.8%
Verizon Communications, Inc.	6.0%
France Telecom SA	5.0%
E. On AG	4.8%
RWE AG	4.0%
Iberdrola SA	2.6%
Exelon Corp.	2.5%
PPL Corp.	2.5%
Other	44.3%

100.0%

Top Ten Countries

United States	41.8%
United Kingdom	17.0%
Spain	11.4%
Germany	10.5%
France	7.5%
Japan	4.4%
Netherlands	2.2%
Italy	1.7%
Greece	1.3%
Mexico	1.0%
Other	1.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 33

Statement of Investments
October 31, 2007

Nationwide Global Utilities Fund

Common Stocks (99.3%)

	Shares or
	Principal Amount	Value

AUSTRIA (0.5%) (a)
Diversified Telecommunication Services (0.5%)
Telekom Austria AG	5,340	$153,747

BELGIUM (0.3%) (a)
Electric Utility (0.1%)
Elia System Operator SA	910	37,736

Wireless Telecommunication Services (0.2%)
Mobistar SA	690	62,502

		100,238

FRANCE (7.5%) (a)
Diversified Telecommunication Services (5.0%)
France Telecom SA	44,053	1,628,916

Multi-Utility (1.9%)
Suez SA	9,483	618,624

Wireless Telecommunication Services (0.6%)
Bouygues SA	1,870	180,456

		2,427,996

GERMANY (10.5%) (a)
Diversified Telecommunication Services (1.7%)
Deutsche Telekom AG	26,490	544,178

Electric Utility (4.8%)
E. On AG	7,913	1,548,666

Multi-Utility (4.0%)
RWE AG	9,560	1,303,909

		3,396,753

GREECE (1.3%) (a)
Diversified Telecommunication Services (0.4%)
Hellenic Telecommunications Organization SA	3,747	137,615

Wireless Telecommunication Services (0.9%)
Cosmote Mobile Telecommunications SA	8,270	285,971

		423,586

HONG KONG (0.1%) (a)
Electric Utility (0.1%)
CLP Holdings Ltd.	4,000	27,033

ITALY (1.7%) (a)
Diversified Telecommunication Services (1.6%)
Telecom Italia SpA	89,886	281,633
Telecom Italia SpA RNC	96,680	250,364

		531,997

Gas Utility (0.1%)
Snam Rete Gas SpA	4,741	30,690

		562,687

JAPAN (4.4%) (a)
Diversified Telecommunication Services (0.8%)
Nippon TeleGraph & Telephone Corp.	57	260,902

Electric Utilities (1.0%)
Chubu Electric Power Co., Inc.	3,100	79,444
Kansai Electric Power Co., Inc.	2,400	54,055
Kyushu Electric Power Co., Inc.	1,800	43,894
Tohoku Electric Power Co., Inc.	1,700	35,928
Tokyo Electric Power Co., Inc.	4,800	121,815

		335,136

Gas Utilities (0.3%)
Osaka Gas Co. Ltd.	11,000	42,801
Tokyo Gas Co. Ltd.	8,000	35,670

		78,471

Wireless Telecommunication Services (2.3%)
KDDI Corp.	57	430,559
NTT DoCoMo, Inc.	209	304,112

		734,671

		1,409,180

MEXICO (1.0%)
Wireless Telecommunication Services (1.0%)
America Movil SA de CV ADR	4,900	320,411

NETHERLANDS (2.2%) (a)
Diversified Telecommunication Services (2.2%)
Koninklijke KPN NV	37,510	708,160

PORTUGAL (0.4%) (a)
Electric Utility (0.4%)
EDP - Energias de Portugal SA	19,470	125,435

SINGAPORE (0.7%) (a)
Diversified Telecommunication Services (0.7%)
Singapore Telecommunications Ltd.	84,000	238,919

SPAIN (11.4%) (a)
Diversified Telecommunication Services (7.8%)
Telefonica SA	76,370	2,528,441

Electric Utility (1.0%)
Union Fenosa SA	5,129	341,579

Electronic Equipment & Instruments (2.6%)
Iberdrola SA	51,440	829,729

		3,699,749

34 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (17.0%) (a)
Diversified Telecommunication Services (1.6%)
BT Group PLC	61,410	$417,376
Cable & Wireless PLC	23,224	94,362

		511,738

Electric Utility (1.7%)
Scottish & Southern Energy PLC	16,596	538,116

Independent Power Producers & Energy Traders (0.5%)
International Power PLC	15,730	160,364

Multi-Utilities (1.7%)
Centrica PLC	44,320	340,610
United Utilities PLC	13,600	206,748

		547,358

Water Utilities (1.2%)
Kelda Group PLC	5,715	113,037
Pennon Group PLC	21,989	287,898

		400,935

Wireless Telecommunication Services (10.3%)
Vodafone Group PLC	850,231	3,350,028

		5,508,539

UNITED STATES (40.3%)
Diversified Telecommunication Services (16.2%)
AT&T, Inc.	79,118	3,306,341
Verizon Communications, Inc.	41,910	1,930,794

		5,237,135

Electric Utilities (12.2%)
Duke Energy Corp.	7,680	147,226
Edison International	3,731	216,734
Entergy Corp.	5,120	613,734
Exelon Corp.	9,980	826,144
FirstEnergy Corp.	5,210	363,137
FPL Group, Inc.	5,900	403,678
PPL Corp.	15,594	806,210
Progress Energy, Inc.	1,990	95,520
Reliant Energy, Inc.*	17,410	479,123

		3,951,506

Gas Utility (2.0%)
Questar Corp.	11,410	651,283

Independent Power Producers & Energy Traders (2.8%)
Constellation Energy Group	4,610	436,567
NRG Energy, Inc.*	10,010	457,057

		893,624

UNITED STATES (continued)
Multi-Utilities (4.3%)
Alliant Energy Corp.	10,010	400,400
CenterPoint Energy, Inc.	17,790	298,160
PG&E Corp.	3,200	156,576
Sempra Energy	8,850	544,364

		1,399,500

Oil, Gas & Consumable Fuels (1.3%)
El Paso Corp.	12,200	215,452
Williams Cos., Inc. (The)	5,180	189,018

		404,470

Wireless Telecommunication Services (1.5%)
Sprint Nextel Corp.	28,235	482,818

		13,020,336

Total Common Stocks (Cost $26,054,394)		32,122,769

Repurchase Agreements (1.5%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $216,099, collateralized by U.S. Government Agency Mortgages with a market value of $220,391	$216,070	216,070
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $269,454, collateralized by U.S. Government Agency Mortgages with a market value of $274,806	269,418	269,418

Total Repurchase Agreements (Cost $485,488)		485,488

Total Investments (Cost $26,539,882) (b) — 100.8%		32,608,257
Liabilities in excess of other assets — (0.8)%		(273,689)

NET ASSETS — 100.0%		$32,334,568

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR American Depositary Receipt

See Accompanying Notes to Financial Statements.

2007 Annual Report 35

Statements of Assets and Liabilities
October 31, 2007

	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global
	Financial Services	Health Sciences	Natural Resources	Technology and	Utilities
	Fund	Fund	Fund	Communications Fund	Fund

Assets:
Investments, at value (Cost $54,523,486; $28,109,706; $61,064,225; $21,309,427 and $26,054,394)*	$59,159,597	$31,568,402	$72,987,492	$22,862,724	$32,122,769
Repurchase agreements, at cost and value	1,304,873	1,003,887	8,207,340	2,292,801	485,488

Total Investments	60,464,470	32,572,289	81,194,832	25,155,525	32,608,257

Cash	–	58	102	34	33,606
Foreign currency, at value (Cost $0; $22; $0; $27,819 and $1)	–	23	–	27,996	1
Interest and dividends receivable	68,199	20,837	64,233	5,063	82,383
Receivable for capital shares issued	101,237	21,580	346,396	13,171	188,625
Receivable for investments sold	341,589	647,749	2,040,065	2,246,618	–
Reclaims receivable	33,795	–	–	–	12,453
Receivable from adviser	–	–	–	–	18,822
Prepaid expenses and other assets	105	153	17,154	10,073	179

Total Assets	61,009,395	33,262,689	83,662,782	27,458,480	32,944,326

Liabilities:
Foreign currencies payable to custodian, at value (Cost $203,924; $0; $0; $0 and $0)	205,528	–	–	–	–
Payable to custodian	325,660	–	–	–	–
Payable for investments purchased	383,360	620,910	2,763,891	3,486,031	436,970
Payable for capital shares redeemed	84,890	4,888	172,569	1,172	67,986
Payable upon return of securities loaned	–	909,633	–	1,286,130	–
Accrued expenses and other payables:
Investment advisory fees	46,944	30,582	88,022	18,368	79,176
Fund administration and transfer agent fees	13,395	1,348	24,969	3,254	7,458
Distribution fees	10,678	3,364	22,652	1,857	8,803
Administrative servicing fees	6,190	3,158	5,273	917	895
Trustee fees	103	84	128	45	53
Compliance program costs (Note 3)	848	728	1,073	377	439
Custodian fees	22	14	389	965	1,496
Other	5,748	4,156	4,330	1,055	6,482

Total Liabilities	1,083,366	1,578,865	3,083,296	4,800,171	609,758

Net Assets	$59,926,029	$31,683,824	$80,579,486	$22,658,309	$32,334,568

See Accompanying Notes to Financial Statements.

36 Annual Report 2007

	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global		Nationwide Global
	Financial Services	Health Sciences	Natural Resources	Technology and		Utilities
	Fund	Fund	Fund	Communications Fund		Fund

Represented by:
Capital	$50,672,729	$26,035,819	$58,172,749	$18,989,216		$22,968,364
Accumulated net investment income	103,585	–	36,206	–		116,916
Accumulated net realized gains on investment and foreign currency transactions	4,512,130	2,189,321	10,447,264	2,115,619		3,179,789
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,637,585	3,458,684	11,923,267	1,553,474		6,069,499

Net Assets	$59,926,029	$31,683,824	$80,579,486	$22,658,309		$32,334,568

Net Assets:
Class A Shares	$25,266,345	$9,139,202	$38,497,182	$3,652,114		$14,435,809
Class B Shares	1,763,607	410,535	2,998,870	795,327		1,757,002
Class C Shares	4,414,477	1,265,334	14,273,478	740,279		5,285,809
Class R Shares	101,375	20,928	2,703,654	1,472		367,503
Institutional Service Class Shares	1,726,890	1,312,534	1,338,611	1,443		1,649,748
Institutional Class Shares	26,653,335	19,535,291	20,767,691	17,467,674		8,838,697

Total	$59,926,029	$31,683,824	$80,579,486	$22,658,309		$32,334,568

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,521,593	720,255	1,518,328	650,248		899,376
Class B Shares	108,378	33,965	121,513	149,373		111,221
Class C Shares	271,570	104,685	577,936	138,028		335,054
Class R Shares	6,206	1,698	107,697	272		23,214
Institutional Service Class Shares	103,321	101,571	52,427	248		102,202
Institutional Class Shares	1,594,807	1,505,355	812,245	3,028,541		547,485

Total	3,605,875	2,467,529	3,190,146	3,966,710		2,018,552

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$16.61	$12.69	$25.35	$5.62		$16.05
Class B Shares(a)	$16.27	$12.09	$24.68	$5.32		$15.80
Class C Shares(b)	$16.26	$12.09	$24.70	$5.36		$15.78
Class R Shares	$16.33	$12.33	$25.10	$5.42	(c)	$15.83
Institutional Service Class Shares	$16.71	$12.92	$25.53	$5.81	(c)	$16.14
Institutional Class Shares	$16.71	$12.98	$25.57	$5.77		$16.15	(c)

See Accompanying Notes to Financial Statements.

2007 Annual Report 37

Statements of Assets and Liabilities (Continued)

	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global
	Financial Services	Health Sciences	Natural Resources	Technology and	Utilities
	Fund	Fund	Fund	Communications Fund	Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.62	$13.46	$26.90	$5.96	$17.03

Maximum Sales Charge:

Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $0, $907,318, $0, $1,253,534 and $0.

See Accompanying Notes to Financial Statements.

38 Annual Report 2007

Statements of Operations
For the Year Ended October 31, 2007

	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global
	Financial Services	Health Sciences	Natural Resources	Technology and	Utilities
	Fund	Fund	Fund	Communications Fund	Fund

INVESTMENT INCOME:
Interest income	$71,593	$22,500	$198,277	$28,247	$16,327
Dividend income	1,667,487	394,499	528,763	73,614	1,003,602
Income from securities lending	–	6,972	–	7,739	–
Foreign tax withholding	(89,417)	(1,764)	(782)	(604)	(51,977)

Total Income	1,649,663	422,207	726,258	108,996	967,952

Expenses:
Investment advisory fees	507,330	269,470	444,725	173,551	190,115
Fund administration and transfer agent fees	95,153	48,834	124,154	20,302	50,516
Distribution fees Class A	65,396	25,494	59,542	8,549	27,529
Distribution fees Class B	30,260	13,559	21,502	12,250	23,452
Distribution fees Class C	61,944	17,956	111,097	2,621	61,470
Distribution fees Class R	345	65	6,072	6	623
Administrative servicing fees Class A	15,098	13,374	5,417	2,337	3,140
Administrative servicing fees Class R	67	8	629	2	12
Administrative servicing fees Institutional Service Class	18	55	22	–	–
Registration and filing fees	58,648	52,738	55,511	54,206	55,462
Trustee fees	2,602	1,405	2,475	810	1,234
Compliance program costs (Note 3)	939	749	972	467	545
Custodian fees	6,482	2,486	3,603	–	3,617
Other	31,865	12,825	41,668	7,079	17,474

Total expenses before reimbursed/waived expenses	876,147	459,018	877,389	282,180	435,189

Earnings credit (Note 5)	(1,186)	(290)	(1,122)	–	(385)
Expenses reimbursed	(1,644)	(1,005)	–	–	–
Expenses voluntarily waived by Administrator	(551)	(282)	(470)	(167)	(263)

Net Expenses	872,766	457,441	875,797	282,013	434,541

Net Investment Income (Loss)	$776,897	$(35,234)	$(149,539)	$(173,017)	$533,411

See Accompanying Notes to Financial Statements.

2007 Annual Report 39

Statements of Operations (Continued)

	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global	Nationwide Global
	Financial Services	Health Sciences	Natural Resources	Technology and	Utilities
	Fund	Fund	Fund	Communications Fund	Fund

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	$4,622,784	$2,637,939	$11,079,436	$5,185,182	$3,243,614
Net realized losses on foreign currency transactions	(144,171)	(14,630)	(6,336)	(20,967)	(14,007)

Net realized gains on investments and foreign currency transactions	4,478,613	2,623,309	11,073,100	5,164,215	3,229,607
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	681,546	1,499,724	10,274,003	606,257	3,592,842

Net realized/unrealized gains from investments and foreign currency transactions	5,160,159	4,123,033	21,347,103	5,770,472	6,822,449

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,937,056	$4,087,799	$21,197,564	$5,597,455	$7,355,860

See Accompanying Notes to Financial Statements.

40 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Global		Nationwide Global
	Financial Services Fund		Health Sciences Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$776,897	$316,336	$(35,234)	$(72,502)
Net realized gains on investment and foreign currency transactions	4,478,613	2,256,081	2,623,309	121,575 (a)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	681,546	3,133,275	1,499,724	1,643,867

Change in net assets resulting from operations	5,937,056	5,705,692	4,087,799	1,692,940

Distributions to Shareholders From:
Net investment income:
Class A	(283,359)	(144,399)	–	–
Class B	(10,286)	(15,275)	–	–
Class C	(23,753)	(24,579)	–	–
Class R	(426)	(691)	–	–
Institutional Service Class	(22,077)	(21,427)	–	–
Institutional Class	(284,507)	(188,089)	–	–
Net realized gains:
Class A	(970,982)	(265,328)	–	(1,072,942)
Class B	(126,298)	(70,727)	–	(128,492)
Class C	(254,572)	(88,208)	–	(395,927)
Class R	(523)	(58)	–	(110)
Institutional Service Class	(63,926)	(55,694)	–	(543,411)
Institutional Class	(708,272)	(338,332)	–	(419,905)

Change in net assets from shareholder distributions	(2,748,981)	(1,212,807)	–	(2,560,787)

Change in net assets from capital transactions	5,137,947	32,304,010	(1,884,695)	4,410,596

Change in net assets	8,326,022	36,796,895	2,203,104	3,542,749

Net Assets:
Beginning of period	51,600,007	14,803,112	29,480,720	25,937,971

End of period	$59,926,029	$51,600,007	$31,683,824	$29,480,720

Accumulated net investment income at end of period	$103,585	$95,265	$–	$–

See Accompanying Notes to Financial Statements.

2007 Annual Report 41

Statements of Changes in Net Assets (Continued)

	Nationwide Global		Nationwide Global
	Financial Services Fund		Health Sciences Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,162,487	$19,353,566	$2,642,702	$5,045,255
Dividends reinvested	972,076	274,027	–	927,566
Cost of shares redeemed (b)	(15,927,849)	(4,063,913)	(5,413,694)	(6,010,896)

Total Class A	2,206,714	15,563,680	(2,770,992)	(38,075)

Class B Shares
Proceeds from shares issued	543,609	1,561,919	38,574	203,629
Dividends reinvested	116,838	72,910	–	114,523
Cost of shares redeemed (b)	(1,971,548)	(188,462)	(1,223,577)	(96,733)

Total Class B	(1,311,101)	1,446,367	(1,185,003)	221,419

Class C Shares
Proceeds from shares issued	2,286,113	3,840,833	69,494	1,167,861
Dividends reinvested	216,700	97,986	–	27,152
Cost of shares redeemed (b)	(3,842,132)	(529,264)	(2,766,649)	(1,091,844)

Total Class C	(1,339,319)	3,409,555	(2,697,155)	103,169

Class R Shares
Proceeds from shares issued	310,941	103,947	18,586	200
Dividends reinvested	84	76	–	110
Cost of shares redeemed (b)	(291,752)	(34,405)	(1,106)	(203)

Total Class R	19,273	69,618	17,480	107

Institutional Service Class Shares
Proceeds from shares issued	50,761	985	20,095	669,318
Dividends reinvested	85,612	77,121	–	543,285
Cost of shares redeemed (b)	(321)	(62)	(108)	(5,734,101	)(c)

Total Institutional Service Class	136,052	78,044	19,987	(4,521,498)

Institutional Class Shares
Proceeds from shares issued	16,451,661	13,852,448	7,103,966	9,525,219
Dividends reinvested	992,779	526,420	–	419,905
Cost of shares redeemed (b)	(12,018,112)	(2,642,122)	(2,372,978)	(1,299,650)

Total Institutional Class	5,426,328	11,736,746	4,730,988	8,645,474

Change in net assets from capital transactions:	$5,137,947	$32,304,010	$(1,884,695)	$4,410,596

See Accompanying Notes to Financial Statements.

42 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Global		Nationwide Global
	Financial Services Fund		Health Sciences Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS:
Class A Shares
Issued	1,078,644	1,302,537	226,431	457,413
Reinvested	62,087	19,549	–	85,019
Redeemed	(1,006,432)	(273,791)	(460,353)	(545,423)

Total Class A Shares	134,299	1,048,295	(233,922)	(2,991)

Class B Shares
Issued	34,808	107,940	3,404	19,193
Reinvested	7,634	5,357	–	10,897
Redeemed	(128,822)	(12,926)	(105,907)	(9,298)

Total Class B Shares	(86,380)	100,371	(102,503)	20,792

Class C Shares
Issued	147,116	267,615	6,229	108,220
Reinvested	14,161	7,186	–	2,581
Redeemed	(248,720)	(36,551)	(255,899)	(102,688)

Total Class C Shares	(87,443)	238,250	(249,670)	8,113

Class R Shares
Issued	20,389	7,425	1,683	19
Reinvested	5	6	–	10
Redeemed	(19,295)	(2,418)	(95)	(19)

Total Class R Shares	1,099	5,013	1,588	10

Institutional Service Class Shares
Issued	3,026	–	1,654	57,910
Reinvested	5,437	5,502	–	49,211
Redeemed	– (d)	–	– (d)	(502,807	)(c)

Total Institutional Service Class Shares	8,463	5,502	1,654	(395,686)

Institutional Class Shares
Issued	1,024,254	939,360	608,160	857,608
Reinvested	63,019	37,385	–	37,898
Redeemed	(745,881)	(184,723)	(200,516)	(117,989)

Total Institutional Class Shares	341,392	792,022	407,644	777,517

Total change in shares:	311,430	2,189,453	(175,209)	407,755

(a)	Includes realized gain as a result of a redemption in kind (Note 10).

(b)	Includes redemption fees, if any.

(c)	Includes redemption as a result of a redemption in kind (Note 10).

(d)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 43

Statements of Changes in Net Assets

	Nationwide Global		Nationwide Global
	Natural Resources Fund		Technology and Communications Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(149,539)	$(88,635)	$(173,017)	$(102,308)
Net realized gains on investment and foreign currency transactions	11,073,100	6,379,448	5,164,215	926,530	(a)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,274,003	418,435	606,257	710,356

Change in net assets resulting from operations	21,197,564	6,709,248	5,597,455	1,534,578

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(61)	–	–	–
Institutional Class	(2,252)	–	–	–
Net realized gains:
Class A	(2,789,440)	(1,291,050)	(20,715)	–
Class B	(257,691)	(72,459)	(7,820)	–
Class C	(1,463,418)	(565,748)	(924)	–
Class R	(63,228)	(3,863)	(6)	–
Institutional Service Class	(69,369)	(37,045)	(6)	–
Institutional Class	(2,047,995)	(740,565)	(57,756)	–

Change in net assets from shareholder distributions	(6,693,454)	(2,710,730)	(87,227)	–

Change in net assets from capital transactions	17,070,294	20,234,067	4,250,671	1,363,166

Change in net assets	31,574,404	24,232,585	9,760,899	2,897,744

Net Assets:
Beginning of period	49,005,082	24,772,497	12,897,410	9,999,666

End of period	$80,579,486	$49,005,082	$22,658,309	$12,897,410

Accumulated net investment income at end of period	$36,206	$–	$–	$–

See Accompanying Notes to Financial Statements.

44 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Global		Nationwide Global
	Natural Resources Fund		Technology and Communications Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,670,926	$21,061,198	$2,385,365	$1,812,676
Dividends reinvested	2,096,000	1,066,581	18,748	–
Cost of shares redeemed (b)	(12,531,388)	(14,468,286)	(3,494,317)	(1,470,394)

Total Class A	12,235,538	7,659,493	(1,090,204)	342,282

Class B Shares
Proceeds from shares issued	1,349,171	1,477,914	154,775	242,701
Dividends reinvested	177,524	61,453	6,297	–
Cost of shares redeemed (b)	(867,779)	(454,566)	(996,827)	(104,553)

Total Class B	658,916	1,084,801	(835,755)	138,148

Class C Shares
Proceeds from shares issued	5,251,167	9,745,181	603,090	43,282
Dividends reinvested	796,958	401,955	166	–
Cost of shares redeemed (b)	(4,547,653)	(5,403,004)	(37,643)	(3,171)

Total Class C	1,500,472	4,744,132	565,613	40,111

Class R Shares
Proceeds from shares issued	2,593,684	265,062	75	200
Dividends reinvested	1,557	161	6	–
Cost of shares redeemed (b)	(565,557)	(45,348)	(73)	(205)

Total Class R	2,029,684	219,875	8	(5)

Institutional Service Class Shares
Proceeds from shares issued	1,047,675	1,308,187	4	1,124,330
Dividends reinvested	69,430	29,104	6	–
Cost of shares redeemed (b)	(474,701)	(1,015,521)	(3)	(4,954,567	)(c)

Total Institutional Service Class	642,404	321,770	7	(3,830,237)

Institutional Class Shares
Proceeds from shares issued	4,255,154	6,959,970	8,473,566	6,011,705
Dividends reinvested	2,050,247	740,565	57,756	–
Cost of shares redeemed (b)	(6,302,121)	(1,496,539)	(2,920,320)	(1,338,838)

Total Institutional Class	3,280	6,203,996	5,611,002	4,672,867

Change in net assets from capital transactions:	$17,070,294	$20,234,067	$4,250,671	$1,363,166

See Accompanying Notes to Financial Statements.

2007 Annual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide Global		Nationwide Global
	Natural Resources Fund		Technology and Communications Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS:
Class A Shares
Issued	1,020,617	1,091,718	484,827	444,428
Reinvested	111,371	59,686	4,310	–
Redeemed	(614,434)	(757,992)	(740,800)	(369,158)

Total Class A Shares	517,554	393,412	(251,663)	75,270

Class B Shares
Issued	60,466	77,074	34,198	62,605
Reinvested	9,632	3,476	1,517	–
Redeemed	(41,830)	(23,666)	(212,524)	(27,070)

Total Class B Shares	28,268	56,884	(176,809)	35,535

Class C Shares
Issued	243,769	508,362	127,023	11,061
Reinvested	43,219	22,722	40	–
Redeemed	(224,649)	(292,474)	(8,419)	(815)

Total Class C Shares	62,339	238,610	118,644	10,246

Class R Shares
Issued	122,473	13,410	16	53
Reinvested	83	9	2	–
Redeemed	(27,216)	(2,343)	(16)	(53)

Total Class R Shares	95,340	11,076	2	–

Institutional Service Class Shares
Issued	45,415	67,176	– (d)	277,697
Reinvested	3,672	1,626	1	–
Redeemed	(22,993)	(51,925)	– (d)	(1,207,049	)(c)

Total Institutional Service Class Shares	26,094	16,877	1	(929,352)

Institutional Class Shares
Issued	206,962	357,001	1,827,668	1,504,534
Reinvested	108,306	41,303	12,978	–
Redeemed	(273,653)	(76,095)	(600,438)	(334,488)

Total Institutional Class Shares	41,615	322,209	1,240,208	1,170,046

Total change in shares:	771,210	1,039,068	930,383	361,745

(a)	Includes realized gain as a result of a redemption in kind (Note 10).

(b)	Includes redemption fees, if any.

(c)	Includes redemption as a result of a redemption in kind (Note 10).

(d)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

46 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Global Utilities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$533,411	$266,393
Net realized gains on investment and foreign currency transactions	3,229,607	851,343
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,592,842	2,210,358

Change in net assets resulting from operations	7,355,860	3,328,094

Distributions to Shareholders From:
Net investment income:
Class A	(196,934)	(50,061)
Class B	(23,876)	(14,980)
Class C	(69,257)	(38,896)
Class R	(2,547)	(24)
Institutional Service Class	(27,608)	(21,794)
Institutional Class	(138,248)	(86,744)
Net realized gains:
Class A	(312,789)	(372,015)
Class B	(72,673)	(192,407)
Class C	(218,634)	(379,746)
Class R	(64)	(222)
Institutional Service Class	(45,127)	(155,313)
Institutional Class	(192,971)	(348,917)

Change in net assets from shareholder distributions	(1,300,728)	(1,661,119)

Change in net assets from capital transactions	6,187,301	9,526,855

Change in net assets	12,242,433	11,193,830

Net Assets:
Beginning of period	20,092,135	8,898,305

End of period	$32,334,568	$20,092,135

Accumulated net investment income at end of period	$116,916	$55,982

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,674,346	$2,892,002
Dividends reinvested	359,835	370,070
Cost of shares redeemed (a)	(6,219,267)	(791,710)

Total Class A	6,814,914	2,470,362

Class B Shares
Proceeds from shares issued	1,040,890	462,630
Dividends reinvested	84,140	178,513
Cost of shares redeemed (a)	(1,671,082)	(98,107)

Total Class B	(546,052)	543,036

See Accompanying Notes to Financial Statements.

2007 Annual Report 47

Statements of Changes in Net Assets (Continued)

	Nationwide Global Utilities Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS (continued)
Class C Shares
Proceeds from shares issued	$2,769,101	$3,334,663
Dividends reinvested	158,536	193,426
Cost of shares redeemed (a)	(4,307,748)	(905,552)

Total Class C	(1,380,111)	2,622,537

Class R Shares
Proceeds from shares issued	376,675	200
Dividends reinvested	94	246
Cost of shares redeemed (a)	(53,520)	(202)

Total Class R	323,249	244

Institutional Service Class Shares
Proceeds from shares issued	1,560	1,183
Dividends reinvested	72,735	177,107
Cost of shares redeemed (a)	(17)	—

Total Institutional Service Class	74,278	178,290

Institutional Class Shares
Proceeds from shares issued	3,266,884	4,207,805
Dividends reinvested	331,219	435,661
Cost of shares redeemed (a)	(2,697,080)	(931,080)

Total Institutional Class	901,023	3,712,386

Change in net assets from capital transactions:	$6,187,301	$9,526,855

SHARE TRANSACTIONS:
Class A Shares
Issued	906,127	239,607
Reinvested	26,379	35,376
Redeemed	(432,431)	(68,861)

Total Class A Shares	500,075	206,122

Class B Shares
Issued	75,876	39,431
Reinvested	6,353	17,358
Redeemed	(117,670)	(9,021)

Total Class B Shares	(35,441)	47,768

Class C Shares
Issued	203,241	293,094
Reinvested	11,944	18,731
Redeemed	(311,235)	(81,067)

Total Class C Shares	(96,050)	230,758

Class R Shares
Issued	26,793	18
Reinvested	7	24
Redeemed	(3,724)	(18)

Total Class R Shares	23,076	24

See Accompanying Notes to Financial Statements.

48 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Global Utilities Fund
	Year Ended		Year Ended
	October 31, 2007		October 31, 2006

SHARE TRANSACTIONS (continued)
Institutional Service Class Shares
Issued	–	(b)	88
Reinvested	5,320		16,876
Redeemed	–	(b)	1

Total Institutional Service Class Shares	5,320		16,964

Institutional Class Shares
Issued	234,364		365,865
Reinvested	24,137		41,154
Redeemed	(190,369)		(81,140)

Total Institutional Class Shares	68,132		325,879

Total change in shares:	465,112		827,515

(a)	Includes redemption fees, if any.

(b)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 49

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Global Financial Services Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net	Net
	Beginning of	Investment	Gains on	Investment	Investment	Realized	Total	Redemption
	Period	Income	Investments	Activities	Income	Gains	Distributions	fees

Class A Shares
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90	(0.02)	–	(0.02)	–
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)	(1.11)	(1.20)	–
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)	(0.80)	(0.91)	–
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)	(0.62)	(0.82)	0.01
Year Ended October 31, 2007	$15.68	0.22	1.55	1.77	(0.18)	(0.67)	(0.85)	0.01
Class B Shares
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	–	–	–	–
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	–
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)	(0.80)	(0.85)	–
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)	(0.62)	(0.73)	0.01
Year Ended October 31, 2007	$15.37	0.17	1.44	1.61	(0.05)	(0.67)	(0.72)	0.01
Class C Shares
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	–	–	–	–
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	–
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)	(0.80)	(0.85)	–
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)	(0.62)	(0.73)	0.01
Year Ended October 31, 2007	$15.36	0.14	1.48	1.62	(0.06)	(0.67)	(0.73)	0.01
Class R Shares
Period Ended October 31, 2004 (g)	$11.47	0.04	0.86	0.90	(0.06)	–	(0.06)	–
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)	(0.80)	(0.91)	–
Year Ended October 31, 2006	$13.19	0.14	2.86	3.00	(0.18)	(0.62)	(0.80)	0.01
Year Ended October 31, 2007	$15.40	0.19	1.50	1.69	(0.10)	(0.67)	(0.77)	0.01
Institutional Service Class Shares
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94	(0.03)	–	(0.03)	–
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)	(1.11)	(1.23)	–
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)	(0.80)	(0.95)	–
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	(0.89)	0.01
Institutional Class Shares
Period Ended October 31, 2004 (f)	$12.22	0.02	0.34	0.36	(0.03)	–	(0.03)	–
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)	(0.80)	(0.95)	–
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	(0.89)	0.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
							Ratio of
							Net Investment
						Ratio of Expenses	Income (Loss)
				Ratio of	Ratio of Net	(Prior to	(Prior to
	Net		Net Assets	Expenses	Investment Income	Reimbursements)	Reimbursements)
	Asset Value,	Total	at End of	to Average	to Average	to Average Net	to Average Net		Portfolio
	End of Period	Return (a)(b)	Period (000’s)	Net Assets (c)	Net Assets (c)	Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 256.82% 31, 2003	$11.80	32.59%	$1,228	1.65%	0.81%	2.78%	(0.33%	)
Year Ended October 129.61% 31, 2004	$12.49	17.01%	$2,457	1.65%	1.06%	2.41%	0.31%
Year Ended October 213.88% 31, 2005	$13.41	14.91%	$4,546	1.66%	1.00%	2.00%	0.66%
Year Ended October 195.16% 31, 2006	$15.68	23.87%	$21,752	1.52%	1.01%	1.53%	1.01%
Year Ended October 167.95% 31, 2007	$16.61	11.73%	$25,266	1.50%	1.34%	1.50%	1.34%
Class B Shares
Year Ended October 256.82% 31, 2003	$11.67	31.60%	$906	2.40%	0.08%	3.67%	(1.20%	)
Year Ended October 129.61% 31, 2004	$12.30	16.15%	$1,072	2.40%	0.20%	3.14%	(0.54%	)
Year Ended October 213.88% 31, 2005	$13.17	14.02%	$1,243	2.40%	0.28%	2.80%	(0.12%	)
Year Ended October 195.16% 31, 2006	$15.37	22.98%	$2,993	2.25%	0.33%	2.25%	0.33%
Year Ended October 167.95% 31, 2007	$16.27	10.88%	$1,764	2.18%	0.69%	2.18%	0.68%
Class C Shares
Year Ended October 256.82% 31, 2003	$11.67	31.60%	$883	2.40%	0.08%	3.68%	(1.20%	)
Year Ended October 129.61% 31, 2004	$12.30	16.16%	$1,088	2.40%	0.20%	3.15%	(0.55%	)
Year Ended October 213.88% 31, 2005	$13.16	13.94%	$1,590	2.40%	0.30%	2.77%	(0.08%	)
Year Ended October 195.16% 31, 2006	$15.36	23.03%	$5,514	2.24%	0.37%	2.24%	0.36%
Year Ended October 167.95% 31, 2007	$16.26	10.96%	$4,414	2.18%	0.68%	2.19%	0.67%
Class R Shares
Period Ended 129.61% October 31, 2004 (g)	$12.31	7.89%	$1	1.98%	0.46%	2.74%	(0.30%	)
Year Ended October 213.88% 31, 2005	$13.19	14.82%	$1	1.71%	0.96%	2.27%	0.41%
Year Ended October 195.16% 31, 2006	$15.40	23.59%	$79	1.78%	1.00%	1.78%	1.00%
Year Ended October 167.95% 31, 2007	$16.33	11.39%	$101	1.82%	1.40%	1.83%	1.39%
Institutional Service Class Shares
Year Ended October 256.82% 31, 2003	$11.85	32.95%	$892	1.40%	1.08%	2.68%	(0.20%	)
Year Ended October 129.61% 31, 2004	$12.55	17.25%	$1,046	1.40%	1.20%	2.14%	0.46%
Year Ended October 213.88% 31, 2005	$13.48	15.20%	$1,205	1.40%	1.27%	1.79%	0.88%
Year Ended October 195.16% 31, 2006	$15.77	24.19%	$1,496	1.27%	1.32%	1.27%	1.31%
Year Ended October 167.95% 31, 2007	$16.71	12.03%	$1,727	1.19%	1.58%	1.20%	1.57%
Institutional Class Shares
Period Ended 129.61% October 31, 2004 (f)	$12.55	2.96%	$674	1.40%	0.53%	2.30%	(0.37%	)
Year Ended October 213.88% 31, 2005	$13.48	15.20%	$6,219	1.40%	1.22%	1.62%	1.00%
Year Ended October 195.16% 31, 2006	$15.77	24.19%	$19,768	1.24%	1.31%	1.25%	1.31%
Year Ended October 167.95% 31, 2007	$16.71	12.03%	$26,653	1.20%	1.56%	1.21%	1.55%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See Accompanying Notes to Financial Statements.

50 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Global Health Sciences Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized
			and
	Net Asset	Net	Unrealized	Total						Net Assets
	Value,	Investment	Gains	from	Net		Net Asset			at End of
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total		Period
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)		(000’s)

Class A Shares
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94	–	–	$10.24	23.37%		$4,087
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64	(0.84)	(0.84)	$10.04	6.26%		$6,144
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65	(0.06)	(0.06)	$11.63	16.47%		$11,131
Year Ended October 31, 2006	$11.63	(0.03)	0.65	0.62	(1.10)	(1.10)	$11.15	5.52%		$10,636
Year Ended October 31, 2007 (h)	$11.15	(0.03)	1.57	1.54	–	–	$12.69	13.81%		$9,139
Class B Shares
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85	–	–	$10.06	22.53%		$899
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56	(0.84)	(0.84)	$9.78	5.52%		$1,076
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54	(0.06)	(0.06)	$11.26	15.78%		$1,302
Year Ended October 31, 2006	$11.26	(0.09)	0.61	0.52	(1.10)	(1.10)	$10.68	4.75%		$1,458
Year Ended October 31, 2007 (h)	$10.68	(0.09)	1.50	1.41	–	–	$12.09	13.20%		$411
Class C Shares
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86	–	–	$10.07	22.66%		$130
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55	(0.84)	(0.84)	$9.78	5.52%		$2,092
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54	(0.06)	(0.06)	$11.26	15.66%		$3,899
Year Ended October 31, 2006	$11.26	(0.10)	0.63	0.53	(1.10)	(1.10)	$10.69	4.84%		$3,788
Year Ended October 31, 2007 (h)	$10.69	(0.09)	1.49	1.40	–	–	$12.09	13.10%		$1,265
Class R Shares
Period Ended October 31, 2004 (g)	$10.04	(0.09)	(0.14)	(0.23)	–	–	$9.81	(2.29%	)	$1
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62	(0.06)	(0.06)	$11.37	16.55%		$1
Year Ended October 31, 2006	$11.37	(0.03)	0.63	0.60	(1.10)	(1.10)	$10.87	5.46%		$1
Year Ended October 31, 2007 (h)	$10.87	(0.07)	1.53	1.46	–	–	$12.33	13.43%		$21
Institutional Service Class Shares
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97	–	–	$10.32	23.59%		$3,746
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65	(0.84)	(0.84)	$10.13	6.30%		$4,979
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69	(0.06)	(0.06)	$11.76	16.72%		$5,828
Year Ended October 31, 2006	$11.76	(0.04)	0.69	0.65	(1.10)	(1.10)	$11.31	5.73%		$1,130
Year Ended October 31, 2007 (h)	$11.31	0.01	1.60	1.61	–	–	$12.92	14.24%		$1,313
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.92	(0.01)	(0.77)	(0.78)	–	–	$10.14	(7.14%	)	$404
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71	(0.06)	(0.06)	$11.79	16.90%		$3,776
Year Ended October 31, 2006	$11.79	0.01	0.66	0.67	(1.10)	(1.10)	$11.36	5.90%		$12,468
Year Ended October 31, 2007 (h)	$11.36	0.01	1.61	1.62	–	–	$12.98	14.26%		$19,535

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
		Ratio of Net		Expenses	Income (Loss)
	Ratio of	Investment		(Prior to	(Prior to
	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	to Average	to Average		to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	1.57%	(0.75%	)	2.29%	(1.47%	)	570.16%
Year Ended October 31, 2004	1.59%	(0.67%	)	1.90%	(0.98%	)	388.52%
Year Ended October 31, 2005	1.64%	(0.66%	)	1.72%	(0.74%	)	401.37%
Year Ended October 31, 2006	1.57%	(0.24%	)	1.58%	(0.25%	)	268.38%
Year Ended October 31, 2007 (h)	1.62%	(0.25%	)	1.62%	(0.25%	)	142.40%
Class B Shares
Year Ended October 31, 2003	2.25%	(1.41%	)	3.06%	(2.22%	)	570.16%
Year Ended October 31, 2004	2.25%	(1.32%	)	2.56%	(1.63%	)	388.52%
Year Ended October 31, 2005	2.29%	(1.27%	)	2.39%	(1.37%	)	401.37%
Year Ended October 31, 2006	2.23%	(0.90%	)	2.24%	(0.90%	)	268.38%
Year Ended October 31, 2007 (h)	2.23%	(0.80%	)	2.23%	(0.80%	)	142.40%
Class C Shares
Year Ended October 31, 2003	2.25%	(1.45%	)	2.96%	(2.16%	)	570.16%
Year Ended October 31, 2004	2.25%	(1.44%	)	2.57%	(1.76%	)	388.52%
Year Ended October 31, 2005	2.30%	(1.30%	)	2.37%	(1.37%	)	401.37%
Year Ended October 31, 2006	2.23%	(0.90%	)	2.24%	(0.91%	)	268.38%
Year Ended October 31, 2007 (h)	2.21%	(0.81%	)	2.21%	(0.81%	)	142.40%
Class R Shares
Period Ended October 31, 2004 (g)	1.88%	(1.03%	)	2.22%	(1.37%	)	388.52%
Year Ended October 31, 2005	1.60%	(0.59%	)	1.67%	(0.65%	)	401.37%
Year Ended October 31, 2006	1.63%	(0.29%	)	1.64%	(0.30%	)	268.38%
Year Ended October 31, 2007 (h)	1.86%	(0.59%	)	1.86%	(0.59%	)	142.40%
Institutional Service Class Shares
Year Ended October 31, 2003	1.42%	(0.61%	)	2.12%	(1.31%	)	570.16%
Year Ended October 31, 2004	1.46%	(0.54%	)	1.76%	(0.84%	)	388.52%
Year Ended October 31, 2005	1.50%	(0.47%	)	1.59%	(0.57%	)	401.37%
Year Ended October 31, 2006	1.39%	(0.15%	)	1.40%	(0.16%	)	268.38%
Year Ended October 31, 2007 (h)	1.25%	0.10%		1.26%	0.10%		142.40%
Institutional Class Shares
Period Ended October 31, 2004 (f)	1.25%	(0.25%	)	1.54%	(0.54%	)	388.52%
Year Ended October 31, 2005	1.29%	(0.35%	)	1.34%	(0.41%	)	401.37%
Year Ended October 31, 2006	1.23%	0.10%		1.24%	0.10%		268.38%
Year Ended October 31, 2007 (h)	1.26%	0.09%		1.26%	0.09%		142.40%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 51

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Global Natural Resources Fund

		Investment Activities			Distributions

	Net Asset	Net	Net Realized
	Value,	Investment	and Unrealized	Total from	Net				Net Asset
	Beginning of	Income	Gains on	Investment	Investment	Net Realized	Total	Redemption	Value, End
	Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	of Period

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	– (g)	1.25	1.25	(0.02)	–	(0.02)	–	$11.23
Year Ended October 31, 2005	$11.23	– (g)	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	$17.97
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	$20.31
Year Ended October 31, 2007	$20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	$25.35
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	(0.03)	1.24	1.21	–	–	–	–	$11.21
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	–	(0.40)	(0.40)	0.01	$17.82
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	–	(1.56)	(1.56)	0.02	$19.97
Year Ended October 31, 2007	$19.97	(0.16)	7.68	7.52	–	(2.82)	(2.82)	0.01	$24.68
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	(0.02)	1.23	1.21	–	–	–	–	$11.21
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	–	(0.40)	(0.40)	0.01	$17.83
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	$19.98
Year Ended October 31, 2007	$19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	$24.70
Class R Shares
Period Ended October 31, 2004 (f)	$10.00	(0.02)	1.24	1.22	–	– (g)	–	–	$11.22
Year Ended October 31, 2005	$11.22	– (g)	7.08	7.08	–	(0.40)	(0.40)	0.01	$17.91
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	$20.19
Year Ended October 31, 2007	$20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	$25.10
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	1.23	1.25	(0.02)	–	(0.02)	–	$11.23
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	$17.99
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.39
Year Ended October 31, 2007	$20.39	– (g)	7.95	7.95	– (g)	(2.82)	(2.82)	0.01	$25.53
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	1.25	1.26	(0.02)	–	(0.02)	–	$11.24
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	$18.01
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.41
Year Ended October 31, 2007	$20.41	0.02	7.95	7.97	– (g)	(2.82)	(2.82)	0.01	$25.57

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
							Ratio of
							Net Investment
				Ratio of Net		Ratio of Expenses	Income
		Net Assets	Ratio of	Investment Income		(Prior to	(Loss)(Prior to		Portfolio
		at End	Expenses	(Loss)		Reimbursements)	Reimbursements)		Turnover (e)
	Total	of Period	to Average	to Average		to Average	to Average Net
	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Assets (c)(d)

Class A Shares
Period Ended October 31, 2004 (f)	12.58%	$107	1.58%	(1.05%	)	4.11%	(3.59%	)	48.29%
Year Ended October 31, 2005	65.51%	$10,915	1.47%	(0.13%	)	1.59%	(0.25%	)	313.92%
Year Ended October 31, 2006	22.87%	$20,324	1.38%	(0.07%	)	1.38%	(0.07%	)	228.18%
Year Ended October 31, 2007	43.54%	$38,497	1.44%	(0.19%	)	1.44%	(0.19%	)	188.25%
Class B Shares
Period Ended October 31, 2004 (f)	12.10%	$1	2.30%	(0.88%	)	4.44%	(3.02%	)	48.29%
Year Ended October 31, 2005	64.49%	$648	2.20%	(0.83%	)	2.54%	(1.18%	)	313.92%
Year Ended October 31, 2006	21.94%	$1,862	2.12%	(0.84%	)	2.13%	(0.85%	)	228.18%
Year Ended October 31, 2007	42.52%	$2,999	2.16%	(0.90%	)	2.16%	(0.90%	)	188.25%
Class C Shares
Period Ended October 31, 2004 (f)	12.20%	$6	2.30%	(1.29%	)	4.77%	(3.76%	)	48.29%
Year Ended October 31, 2005	64.42%	$4,938	2.20%	(0.87%	)	2.27%	(0.94%	)	313.92%
Year Ended October 31, 2006	21.92%	$10,302	2.12%	(0.81%	)	2.12%	(0.82%	)	228.18%
Year Ended October 31, 2007	42.55%	$14,273	2.16%	(0.90%	)	2.16%	(0.90%	)	188.25%
Class R Shares
Period Ended October 31, 2004 (f)	12.22%	$1	1.94%	(0.53%	)	3.91%	(2.51%	)	48.29%
Year Ended October 31, 2005	65.15%	$23	1.73%	(0.14%	)	1.94%	(0.36%	)	313.92%
Year Ended October 31, 2006	22.59%	$249	1.75%	(0.43%	)	1.77%	(0.45%	)	228.18%
Year Ended October 31, 2007	43.11%	$2,704	1.73%	(0.52%	)	1.73%	(0.52%	)	188.25%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	12.50%	$1	1.39%	0.17%		3.56%	(2.00%	)	48.29%
Year Ended October 31, 2005	65.89%	$170	1.22%	0.03%		0.80%	0.45%		313.92%
Year Ended October 31, 2006	23.20%	$537	1.12%	0.13%		1.13%	0.16%		228.18%
Year Ended October 31, 2007	43.92%	$1,339	1.19%	0.04%		1.19%	0.04%		188.25%
Institutional Class Shares
Period Ended October 31, 2004 (f)	12.60%	$3,377	1.30%	0.27%		3.32%	(1.74%	)	48.29%
Year Ended October 31, 2005	66.02%	$8,078	1.23%	0.25%		1.95%	(0.48%	)	313.92%
Year Ended October 31, 2006	23.17%	$15,731	1.11%	0.16%		1.13%	0.13%		228.18%
Year Ended October 31, 2007	43.99%	$20,768	1.16%	0.11%		1.16%	0.11%		188.25%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

52 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Global Technology and Communications Fund

		Investment Activities			Distributions

			Net Ralized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net		Net Asset
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23	–	–	$3.86	46.77%
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	–	–	$3.52	(8.81%	)
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	–	–	$3.71	5.40%
Year Ended October 31, 2006	$3.71	(0.03)	0.53	0.50	–	–	$4.21	13.48%
Year Ended October 31, 2007 (h)	$4.21	(0.05)	1.48	1.43	(0.02)	(0.02)	$5.62	34.22%
Class B Shares
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19	–	–	$3.77	46.12%
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	–	–	$3.41	(9.55%	)
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	–	–	$3.57	4.69%
Year Ended October 31, 2006	$3.57	(0.06)	0.51	0.45	–	–	$4.02	12.61%
Year Ended October 31, 2007 (h)	$4.02	(0.08)	1.40	1.32	(0.02)	(0.02)	$5.32	33.09%
Class C Shares
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19	–	–	$3.79	45.77%
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	–	–	$3.43	(9.50%	)
Year Ended October 31, 2005	$3.43	(0.05)	0.22	0.17	–	–	$3.60	4.96%
Year Ended October 31, 2006	$3.60	(0.04)	0.49	0.45	–	–	$4.05	12.50%
Year Ended October 31, 2007 (h)	$4.05	(0.08)	1.41	1.33	(0.02)	(0.02)	$5.36	33.10%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data

						Ratio of Net
					Ratio of	Investment
			Ratio of Net		Expenses	Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	$3,303	1.69%	(1.38%	)	2.96%	(2.64%	)	1,136.72%
Year Ended October 31, 2004	$2,991	1.71%	(1.45%	)	2.02%	(1.76%	)	722.91%
Year Ended October 31, 2005	$3,071	1.72%	(0.87%	)	2.23%	(1.38%	)	654.64%
Year Ended October 31, 2006	$3,797	1.66%	(1.01%	)	2.03%	(1.38%	)	368.77%
Year Ended October 31, 2007 (h)	$3,652	1.70%	(1.12%	)	1.70%	(1.12%	)	418.63%
Class B Shares
Year Ended October 31, 2003	$1,196	2.40%	(2.07%	)	3.73%	(3.40%	)	1,136.72%
Year Ended October 31, 2004	$1,064	2.40%	(2.14%	)	2.72%	(2.46%	)	722.91%
Year Ended October 31, 2005	$1,038	2.41%	(1.55%	)	2.93%	(2.07%	)	654.64%
Year Ended October 31, 2006	$1,312	2.36%	(1.72%	)	2.73%	(2.09%	)	368.77%
Year Ended October 31, 2007 (h)	$795	2.38%	(1.78%	)	2.39%	(1.79%	)	418.63%
Class C Shares
Year Ended October 31, 2003	$39	2.40%	(2.10%	)	3.65%	(3.35%	)	1,136.72%
Year Ended October 31, 2004	$79	2.40%	(2.14%	)	2.73%	(2.47%	)	722.91%
Year Ended October 31, 2005	$33	2.41%	(1.51%	)	3.06%	(2.16%	)	654.64%
Year Ended October 31, 2006	$79	2.33%	(1.71%	)	2.73%	(2.11%	)	368.77%
Year Ended October 31, 2007 (h)	$740	2.36%	(1.80%	)	2.37%	(1.81%	)	418.63%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 53

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Global Technology and Communications Fund (Continued)

		Investment Activities			Distributions

			Net Ralized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net		Net Asset
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)

Class R Shares
Period Ended October 31, 2004 (f)	$3.70	(0.05)	(0.23)	(0.28)	–	–	$3.42	(7.57%	)
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	–	–	$3.60	5.26%
Year Ended October 31, 2006	$3.60	(0.05)	0.52	0.47	–	–	$4.07	13.06%
Year Ended October 31, 2007 (h)	$4.07	(0.06)	1.43	1.37	(0.02)	(0.02)	$5.42	33.92%
Institutional Service Class Shares
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26	–	–	$3.92	47.37%
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)	–	–	$3.57	(8.93%	)
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21	–	–	$3.78	5.88%
Year Ended October 31, 2006 (h)	$3.78	(0.46)	1.02	0.56	–	–	$4.34	14.81%
Year Ended October 31, 2007 (h)	$4.34	(0.04)	1.53	1.49	(0.02)	(0.02)	$5.81	34.58%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$3.81	(0.01)	(0.22)	(0.23)	–	–	$3.58	(6.04%	)
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	–	–	$3.79	5.87%
Year Ended October 31, 2006	$3.79	(0.02)	0.54	0.52	–	–	$4.31	13.72%
Year Ended October 31, 2007 (h)	$4.31	(0.04)	1.52	1.48	(0.02)	(0.02)	$5.77	34.59%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data

						Ratio of Net
					Ratio of	Investment
			Ratio of Net		Expenses	Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	$1	1.99%	(1.75%	)	2.28%	(2.04%	)	722.91%
Year Ended October 31, 2005	$1	1.83%	(1.01%	)	2.33%	(1.51%	)	654.64%
Year Ended October 31, 2006	$1	1.97%	(1.34%	)	2.39%	(1.75%	)	368.77%
Year Ended October 31, 2007 (h)	$1	2.00%	(1.42%	)	2.07%	(1.49%	)	418.63%
Institutional Service Class Shares
Year Ended October 31, 2003	$5,006	1.58%	(1.29%	)	2.65%	(2.36%	)	1,136.72%
Year Ended October 31, 2004	$4,358	1.62%	(1.36%	)	1.92%	(1.67%	)	722.91%
Year Ended October 31, 2005	$3,513	1.62%	(0.74%	)	2.17%	(1.30%	)	654.64%
Year Ended October 31, 2006 (h)	$1	1.58%	(0.83%	)	1.81%	(1.06%	)	368.77%
Year Ended October 31, 2007 (h)	$1	1.34%	(0.76%	)	1.40%	(0.82%	)	418.63%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$231	1.40%	(1.05%	)	1.92%	(1.57%	)	722.91%
Year Ended October 31, 2005	$2,344	1.40%	(0.77%	)	1.68%	(1.05%	)	654.64%
Year Ended October 31, 2006	$7,708	1.33%	(0.73%	)	1.74%	(1.14%	)	368.77%
Year Ended October 31, 2007 (h)	$17,468	1.38%	(0.79%	)	1.38%	(0.79%	)	418.63%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

54 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Global Utilities Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net	Net
	Beginning of	Investment	Gains on	Investment	Investment	Realized	Total
	Period	Income	Investments	Activities	Income	Gains	Distributions

Class A Shares
Year Ended October 31, 2003	$7.20	0.07	1.06	1.13	(0.05)	–	(0.05)
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63	(0.04)	–	(0.04)
Year Ended October 31, 2005	$10.87	0.19	1.69	1.88	(0.22)	(0.25)	(0.47)
Year Ended October 31, 2006	$12.30	0.24	2.59	2.83	(0.20)	(1.94)	(2.14)
Year Ended October 31, 2007 (h)	$12.99	0.28	3.48	3.76	(0.25)	(0.47)	(0.72)
Class B Shares
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	–	(0.03)
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54	(0.01)	–	(0.01)
Year Ended October 31, 2005	$10.75	0.09	1.68	1.77	(0.14)	(0.25)	(0.39)
Year Ended October 31, 2006	$12.15	0.16	2.54	2.70	(0.12)	(1.94)	(2.06)
Year Ended October 31, 2007 (h)	$12.79	0.19	3.42	3.61	(0.15)	(0.47)	(0.62)
Class C Shares
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	–	(0.03)
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54	(0.02)	–	(0.02)
Period Ended October 31, 2005 (h)	$10.74	0.15	1.62	1.77	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2006	$12.15	0.13	2.58	2.71	(0.13)	(1.94)	(2.07)
Year Ended October 31, 2007 (h)	$12.79	0.18	3.42	3.60	(0.16)	(0.47)	(0.63)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios / Supplemental Data
					Ratio of
		Net		Net Assets	Expenses
	Redemption	Asset Value,	Total	at End of	to Average
	fees	End of Period	Return (a)(b)	Period (000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	$8.28	15.80%	$734	1.45%
Year Ended October 31, 2004	–	$10.87	31.81%	$1,190	1.45%
Year Ended October 31, 2005	0.02	$12.30	17.73%	$2,377	1.47%
Year Ended October 31, 2006	–	$12.99	27.56%	$5,185	1.45%
Year Ended October 31, 2007 (h)	0.02	$16.05	30.14%	$14,436	1.40%
Class B Shares
Year Ended October 31, 2003	–	$8.22	14.92%	$625	2.20%
Year Ended October 31, 2004	–	$10.75	30.86%	$885	2.20%
Year Ended October 31, 2005	0.02	$12.15	16.93%	$1,202	2.20%
Year Ended October 31, 2006	–	$12.79	26.57%	$1,875	2.18%
Year Ended October 31, 2007 (h)	0.02	$15.80	29.29%	$1,757	2.12%
Class C Shares
Year Ended October 31, 2003	–	$8.22	14.92%	$623	2.20%
Year Ended October 31, 2004	–	$10.74	30.90%	$3,556	2.20%
Period Ended October 31, 2005 (h)	0.02	$12.15	16.88%	$2,435	2.20%
Year Ended October 31, 2006	–	$12.79	26.60%	$5,512	2.17%
Year Ended October 31, 2007 (h)	0.02	$15.78	29.25%	$5,286	2.12%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
			Net Investment
		Ratio of Expenses	Income (Loss)
	Ratio of Net	(Prior to	(Prior to
	Investment Income	Reimbursements)	Reimbursements)
	to Average	to Average Net	to Average Net		Portfolio
	Net Assets (c)	Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	0.96%	3.06%	(0.65%	)	112.34%
Year Ended October 31, 2004	1.14%	2.70%	(0.10%	)	391.22%
Year Ended October 31, 2005	1.70%	2.02%	1.15%		295.27%
Year Ended October 31, 2006	2.32%	1.80%	1.97%		83.30%
Year Ended October 31, 2007 (h)	2.01%	1.40%	2.01%		79.34%
Class B Shares
Year Ended October 31, 2003	0.25%	3.89%	(1.44%	)	112.34%
Year Ended October 31, 2004	0.41%	3.46%	(0.84%	)	391.22%
Year Ended October 31, 2005	0.96%	2.76%	0.40%		295.27%
Year Ended October 31, 2006	1.62%	2.54%	1.27%		83.30%
Year Ended October 31, 2007 (h)	1.35%	2.12%	1.35%		79.34%
Class C Shares
Year Ended October 31, 2003	0.25%	3.89%	(1.44%	)	112.34%
Year Ended October 31, 2004	0.43%	3.33%	(0.70%	)	391.22%
Period Ended October 31, 2005 (h)	1.25%	2.81%	0.63%		295.27%
Year Ended October 31, 2006	1.30%	2.49%	0.98%		83.30%
Year Ended October 31, 2007 (h)	1.28%	2.12%	1.28%		79.34%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 55

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Global Utilities Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net	Net
	Beginning of	Investment	Gains on	Investment	Investment	Realized	Total
	Period	Income	Investments	Activities	Income	Gains	Distributions

Class R Shares
Period Ended October 31, 2004 (g)	$9.14	0.08	1.58	1.66	(0.02)	–	(0.02)
Year Ended October 31, 2005	$10.78	0.20	1.66	1.86	(0.21)	(0.25)	(0.46)
Year Ended October 31, 2006	$12.20	0.24	2.51	2.75	(0.18)	(1.94)	(2.12)
Year Ended October 31, 2007 (h)	$12.83	0.22	3.44	3.66	(0.21)	(0.47)	(0.68)
Institutional Service Class Shares
Year Ended October 31, 2003	$7.21	0.09	1.06	1.15	(0.06)	–	(0.06)
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66	(0.05)	–	(0.05)
Year Ended October 31, 2005	$10.91	0.23	1.69	1.92	(0.25)	(0.25)	(0.50)
Year Ended October 31, 2006	$12.35	0.30	2.57	2.87	(0.23)	(1.94)	(2.17)
Year Ended October 31, 2007 (h)	$13.05	0.32	3.50	3.82	(0.28)	(0.47)	(0.75)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$9.75	0.03	1.15	1.18	(0.02)	–	(0.02)
Year Ended October 31, 2005	$10.91	0.17	1.75	1.92	(0.25)	(0.25)	(0.50)
Year Ended October 31, 2006	$12.35	0.27	2.60	2.87	(0.23)	(1.94)	(2.17)
Year Ended October 31, 2007 (h)	$13.05	0.33	3.50	3.83	(0.28)	(0.47)	(0.75)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios / Supplemental Data
					Ratio of
		Net		Net Assets	Expenses
	Redemption	Asset Value,	Total	at End of	to Average
	fees	End of Period	Return (a)(b)	Period (000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (g)	–	$10.78	18.23%	$1	1.78%
Year Ended October 31, 2005	0.02	$12.20	17.61%	$1	1.51%
Year Ended October 31, 2006	–	$12.83	27.11%	$2	1.78%
Year Ended October 31, 2007 (h)	0.02	$15.83	29.66%	$368	1.68%
Institutional Service Class Shares
Year Ended October 31, 2003	–	$8.30	16.10%	$633	1.20%
Year Ended October 31, 2004	–	$10.91	32.13%	$837	1.20%
Year Ended October 31, 2005	0.02	$12.35	18.05%	$987	1.20%
Year Ended October 31, 2006	–	$13.05	27.88%	$1,264	1.20%
Year Ended October 31, 2007 (h)	0.02	$16.14	30.47%	$1,650	1.12%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	$10.91	12.15%	$250	1.20%
Year Ended October 31, 2005	0.02	$12.35	18.05%	$1,896	1.20%
Year Ended October 31, 2006	–	$13.05	27.88%	$6,254	1.20%
Year Ended October 31, 2007 (h)	0.02	$16.15	30.55%	$8,839	1.13%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of
			Net Investment
		Ratio of Expenses	Income (Loss)
	Ratio of Net	(Prior to	(Prior to
	Investment Income	Reimbursements)	Reimbursements)
	to Average	to Average Net	to Average Net		Portfolio
	Net Assets (c)	Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (g)	0.99%	3.14%	(0.35%	)	391.22%
Year Ended October 31, 2005	1.64%	2.31%	0.84%		295.27%
Year Ended October 31, 2006	2.08%	2.18%	1.68%		83.30%
Year Ended October 31, 2007 (h)	1.54%	1.68%	1.54%		79.34%
Institutional Service Class Shares
Year Ended October 31, 2003	1.25%	2.89%	(0.44%	)	112.34%
Year Ended October 31, 2004	1.41%	2.46%	0.15%		391.22%
Year Ended October 31, 2005	1.97%	1.78%	1.39%		295.27%
Year Ended October 31, 2006	2.68%	1.55%	2.33%		83.30%
Year Ended October 31, 2007 (h)	2.26%	1.13%	2.26%		79.34%
Institutional Class Shares
Period Ended October 31, 2004 (f)	1.02%	2.19%	0.03%		391.22%
Year Ended October 31, 2005	1.85%	1.67%	1.38%		295.27%
Year Ended October 31, 2006	2.81%	1.50%	2.49%		83.30%
Year Ended October 31, 2007 (h)	2.29%	1.13%	2.29%		79.34%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

56 Annual Report 2007

Nationwide Mid Cap Growth Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Mid Cap Growth Leaders Fund (Class A at NAV) returned 22.44% versus 19.72% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 604 funds as of Oct. 31, 2007) was 26.07% for the same time period.

Can you describe the market environment during the reporting period?

Despite widespread nervousness about the precipitous decline in the U.S. residential housing market and the subsequent fallout in the credit markets, the U.S. equity market posted solid returns. The sharp correction during mid-summer was reversed by the Federal Reserve Board’s decision to lower short-term interest rates. This decision clearly addressed worries about a potential economic slowdown caused by the housing situation, as well as diminishing concerns about inflation. In the United States, the yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) has steepened as a result of the Federal Reserve’s policy change, clearly giving lenders a more beneficial environment for extending credit in the future. The weak U.S. dollar and healthy global economy continue to reward those businesses that derive a substantial portion of their revenues from overseas markets, particularly non-Japan Asia.

What areas of investment provided the most positive relative returns for the Fund?

The Fund garnered comparatively good results in the technology and industrial sectors, both due to favorable stock selection. In the technology space, Fund overweighting against its benchmark in Foundry Networks, Inc. proved to be a good move, because the company benefited from strength in the service provider market as well as the company’s growing market share. In the industrials sector, the Fund’s overweighting against its benchmark in the commercial aerospace industry substantially added to Fund performance. Precision Castparts Corp. and Goodrich Corp. are direct beneficiaries of the global demand for both new and modernized commercial aircraft. Last of all, the Fund benefited from the private equity market bid that prevailed during the middle of July. Fund holdings Hilton Hotels Corp., Alliance Data Systems Corp. and Penn National Gaming, Inc. agreed to be bought by the private equity community.

What areas detracted from Fund performance?

The primary detractors from Fund performance stemmed from the negative returns of two individual stock Fund holdings. LifePoint Hospitals, Inc. experienced an unexpected surge in bad debt expense, due to the increase in uninsured patients who elected to use the company’s emergency rooms as their surrogate health-care resource. We sold the stock because of our expectation that this trend will continue to inhibit earnings growth. Fund holding J.C. Penney Co., Inc. was sold after it became apparent that the poor residential real estate market would continue to hamper the spending patterns of the company’s middle-class customer base.

What is your outlook for the near term?

Our outlook for the U.S. equity market remains on solid footings. We recognize that the U.S. economy is likely to experience subpar growth in the first half of 2008, but the easing of short-term interest rates by the Fed should continue and lead to better growth in the second half of the year. We remain optimistic for the global economy and will continue to own stocks that derive a substantial portion of their earnings from the overseas arena. We believe that the low level of long-term interest rates (4% on the 10-year Treasury note) will continue to give the U.S. equity market compelling valuation.

Subadviser:

Nationwide Separate Accounts LLC

Portfolio Manager:

Joseph C. O’Connor

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 57

Nationwide Mid Cap Growth Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	10 Yr.[1]	Ratio*	Ratio*

Class A	w/o SC2	22.44%	16.83%	3.01%	1.52%	1.48%
	w/SC3	15.41%	15.45%	2.40%

Class B	w/o SC2	21.57%	16.06%	2.13%	2.24%	2.20%
	w/SC4	16.57%	15.84%	2.13%

Class C	w/o SC2	21.55%	16.05%	2.51%	2.24%	2.20%
	w/SC5	20.55%	16.05%	2.51%

Class D	w/o SC2	22.77%	17.22%	3.30%	1.24%	1.20%
	w/SC6	17.25%	16.13%	2.83%

Class R7		21.82%	16.74%	3.09%	1.94%	1.90%

Institutional Class[7,8]		22.80%	17.19%	3.29%	1.24%	1.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/30/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Institutional Class shares (9/28/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Mid Cap Growth Leaders, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth — an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $.835 billion to $31.120 billion as of October 31, 2006, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

58 Annual Report 2007

Nationwide Mid Cap Growth Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Mid Cap			Account Value,	Account Value,	Expenses Paid	Annualized
Growth Leaders Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,071.80	$7.89	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.59	$7.71	1.51%

Class B	Actual		$1,000.00	$1,068.20	$11.47	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.11	$11.23	2.20%

Class C	Actual		$1,000.00	$1,068.20	$11.47	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.11	$11.23	2.20%

Class D	Actual		$1,000.00	$1,073.30	$6.27	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.15	$6.13	1.20%

Class R	Actual		$1,000.00	$1,071.20	$8.56	1.64%
	Hypothetical	[1]	$1,000.00	$1,016.93	$8.37	1.64%

Institutional Class	Actual		$1,000.00	$1,073.40	$6.27	1.20%
	Hypothetical	[1]	$1,000.00	$1,019.15	$6.13	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 59

Nationwide Mid Cap Growth Leaders Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.9%
Repurchase Agreements	8.3%
Liabilities in excess of assets	-0.2%

100.0%

Top Industries

Communications Equipment	7.7%
Semiconductors & Semiconductor Equipment	7.7%
Chemicals	7.5%
Aerospace & Defense	7.0%
Electrical Equipment	6.3%
Insurance	6.2%
Software	6.0%
Biotechnology	5.8%
Energy Equipment & Services	5.5%
Auto Components	4.2%
Other	36.1%

100.0%

Top Holdings*

Foundry Networks, Inc.	4.7%
Adobe Systems, Inc.	4.4%
B.F. Goodrich Co. (The)	4.2%
Ametek, Inc.	4.1%
Precision Castparts Corp.	4.1%
Cognizant Technology Solutions Corp.	4.0%
On Semiconductor Corp.	3.6%
Amphenol Corp., Class A	3.4%
Praxair, Inc.	3.3%
HCC Insurance Holdings, Inc.	3.2%
Other	61.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

60 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Mid Cap Growth Leaders Fund

Common Stocks (91.9%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (7.0%)
Precision Castparts Corp.	11,275	$1,689,108
Rockwell Collins, Inc.	16,445	1,230,250

		2,919,358

Auto Components (4.2%)
B.F. Goodrich Co. (The)	25,310	1,763,095

Biotechnology (5.8%)
Genzyme Corp.*	14,605	1,109,542
Gilead Sciences, Inc.*	28,245	1,304,636

		2,414,178

Capital Markets (2.2%)
T. Rowe Price Group, Inc.	14,110	906,426

Chemicals (7.5%)
Airgas, Inc.	16,530	834,269
Mosaic Co. (The)*	13,125	916,125
Praxair, Inc.	15,760	1,347,165

		3,097,559

Communications Equipment (7.7%)
Ciena Corp.*	26,018	1,245,222
Foundry Networks, Inc.*	92,515	1,955,767

		3,200,989

Electrical Equipment (6.3%)
Ametek, Inc.	36,162	1,699,614
Cooper Industries Ltd., Class A	17,240	903,204

		2,602,818

Electronic Equipment & Instruments (3.4%)
Amphenol Corp., Class A	32,035	1,418,189

Energy Equipment & Services (5.5%)
Grant Prideco, Inc.*	23,315	1,146,166
Weatherford International Ltd.*	17,275	1,121,320

		2,267,486

Hotels, Restaurants & Leisure (3.5%)
Penn National Casinos & Gambling, Inc.*	10,900	673,075
Royal Caribbean Cruises Ltd.	18,725	802,928

		1,476,003

Insurance (6.2%)
Assurant, Inc.	20,950	1,224,318
HCC Insurance Holdings, Inc.	44,935	1,343,107

		2,567,425

IT Services (4.0%)
Cognizant Technology Solutions Corp.*	40,490	1,678,715

Life Sciences Tools & Services (3.1%)
Thermo Fisher Scientific, Inc.*	21,645	1,272,942

Metals & Mining (1.8%)
Allegheny Technologies, Inc.	7,305	746,352

Oil, Gas & Consumable Fuels (3.7%)
Peabody Energy Corp.	8,925	497,569
Williams Cos., Inc. (The)	28,250	1,030,842

		1,528,411

Semiconductors & Semiconductor Equipment (7.7%)
Fairchild Semiconductor International, Inc.*	41,190	751,718
NVIDIA Corp.*	26,375	933,147
On Semiconductor Corp.*	147,590	1,505,418

		3,190,283

Software (6.0%)
Adobe Systems, Inc.*	38,337	1,836,343
Informatica Corp.*	38,815	662,960

		2,499,303

Specialty Retail (2.6%)
TJX Cos., Inc.	37,540	1,086,032

Textiles, Apparel & Luxury Goods (3.7%)
Coach, Inc.*	13,451	491,769
Phillips-Van Heusen Corp.	22,110	1,056,858

		1,548,627

Total Common Stocks (Cost $32,720,199)		38,184,191

2007 Annual Report 61

Statement of Investments (Continued)
October 31, 2007 (Continued)

Nationwide Mid Cap Growth Leaders Fund (Continued)

Repurchase Agreements (8.3)%

	Shares or
	Principal Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,529,699, collateralized by U.S. Government Agency Mortgages with a market value of $1,560,085	$1,529,495	$1,529,495
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,907,390, collateralized by U.S. Government Agency Mortgages with a market value of $1,945,278	1,907,135	1,907,135

Total Repurchase Agreements (Cost $3,436,630)		3,436,630

Total Investments (Cost $36,156,829) (a) — 100.2%		41,620,821
Liabilities in excess of other assets — (0.2)%		(74,874)

NET ASSETS — 100.0%		$41,545,947

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

62 Annual Report 2007

Nationwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Leaders Fund (Class A at NAV) returned 17.53% versus 14.56% for the Fund’s benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 864 funds as of Oct. 31, 2007) was 16.05% for the same time period.

Can you describe the market environment during the reporting period?

Despite a notable increase in volatility, U.S. stocks turned in solid gains during the reporting period. The factor most responsible for investors’ growing nervousness was the deterioration in the housing and mortgage markets. Rising delinquencies in subprime mortgages received the most publicity, but the credit problems are much more broadly based than what has thus far been reported by the mainstream media. During the past two to three years lenders allowed underwriting standards to deteriorate, and many borrowers became overleveraged. Now that the economy has slowed and home prices have dropped, credit problems that built up gradually have begun wreaking havoc on financial institutions’ balance sheets.

Rising crude oil prices, which ended the reporting period near $90 per barrel, also contributed to the “wall of worry” that the stock market had to climb. That said, the broader economy remained relatively healthy, and the Federal Reserve Board did its part to maintain liquidity, reducing both the discount rate (the rate at which member banks may borrow short-term funds directly from a Federal Reserve Bank) and the closely watched target federal funds rate (a short-term rate objective of the Fed for the interest rate on overnight loans between banks), with the latter ending the period at 4.50%.

What areas of investment provided the most positive relative returns for the Fund?

Information technology and financials stood out as the two sectors adding the most value to the Fund’s results. In technology, the Fund benefited from favorable stock selection as well as an overweighted exposure versus its benchmark. Canada-based Research In Motion Ltd., the maker of the popular BlackBerry handheld messaging device, was a significant contributor to Fund performance. Although the stock was relatively expensive by most valuation measures, we thought the company’s robust revenue growth of approximately 80% a year justified our purchase. We also liked the fact that competitors have had difficulty taking market share from Research In Motion due to the uniqueness of the company’s products. In financials, the Fund was helped by its underweighted exposure to several poorly performing bank stocks, including Wachovia Corp. and Citigroup Inc., both of which were adversely affected by the subprime situation. Overall, the Fund’s top contributor was U.K.-based wireless telecommunications services provider Vodafone Group PLC. The company’s improving execution, combined with an attractive valuation and a generous dividend yield, were factors aiding its stock.

What areas detracted from Fund performance?

On the negative side, stock selection in health care and utilities detracted from the Fund’s performance. Drug stock Wyeth, hampered by problems with its new product pipeline, was a significant detractor. Retailer Macy’s, Inc. suffered from higher oil prices and unseasonably warm back-to-school weather, both of which curbed consumer spending. In the case of hard disk drive maker Western Digital Corp., which we sold during the first half of the period, we expected the stock to be helped by the growth of storage-intensive applications such as digital music players and digital video recorders. Unexpectedly, however, rapid production increases by hard drive makers and increasing substitution of other storage media hurt Western Digital’s share price.

What is your outlook for the near term?

Although the housing crisis and high crude oil prices are continuing concerns, as long as neither situation deteriorates too much from recent levels, we are optimistic that the stock market could be poised for further gains during the next few years. The Federal Reserve is monitoring the credit crunch closely and stands ready to ease monetary policy aggressively if necessary, and international economic growth remains strong. For investors willing to look beyond the near-term volatility, these uncertain conditions often lay the foundation for meaningful future gains.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Gary Haubold, CFA

2007 Annual Report 63

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	17.53%	16.30%	12.52%	1.74%	1.49%
	w/SC3	10.81%	14.92%	11.38%

Class B	w/o SC2	16.78%	15.50%	11.72%	2.45%	2.20%
	w/SC4	11.78%	15.27%	11.62%

Class C	w/o SC2	16.71%	15.49%	11.72%	2.45%	2.20%
	w/SC5	15.71%	15.49%	11.72%

Class R [6,7]		17.13%	15.95%	12.10%	2.15%	1.90%

Institutional Service Class [6]		17.84%	16.44%	12.66%	1.55%	1.30%

Institutional Class[6,8]		17.85%	16.56%	12.76%	1.45%	1.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64 Annual Report 2007

Nationwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Nationwide			Account Value,	Account Value,	Expenses Paid	Annualized
Leaders Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,104.50	$8.17	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.86	1.54%

Class B	Actual		$1,000.00	$1,101.00	$11.49	2.17%
	Hypothetical	[1]	$1,000.00	$1,014.26	$11.08	2.17%

Class C	Actual		$1,000.00	$1,100.40	$11.49	2.17%
	Hypothetical	[1]	$1,000.00	$1,014.26	$11.08	2.17%

Class R	Actual		$1,000.00	$1,104.20	$8.80	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.83	$8.47	1.66%

Institutional Service Class	Actual		$1,000.00	$1,106.10	$6.21	1.17%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.97	1.17%

Institutional Class	Actual		$1,000.00	$1,106.30	$6.21	1.17%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.97	1.17%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 65

Nationwide Leaders Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	94.2%
Repurchase Agreements	11.5%
Liabilities in excess of assets	-5.7%

100.0%

Top Industries

Communications Equipment	12.3%
Airlines	7.9%
Manufacturing	7.4%
Household Products	7.2%
Hotels, Restaurants & Leisure	7.0%
Diversified Telecommunication Services	7.0%
Internet & Catalog Retail	5.7%
Software	5.0%
Media	4.9%
Containers & Packaging	4.9%
Other	30.7%

100.0%

Top Holdings*

Research In Motion Ltd.	7.4%
AT&T, Inc.	7.0%
eBay, Inc.	5.7%
Microsoft Corp.	5.0%
Omnicom Group Inc.	4.9%
Nokia Corp. ADR - FI	4.9%
Pactiv Corp.	4.9%
Unilever PLC ADR - GB	4.8%
AMR Corp.	4.7%
Carnival Corp.	4.6%
Other	46.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

66 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Leaders Fund

Common Stocks (94.2%)

	Shares or
	Principal Amount	Value

Airlines (7.9%)
AMR Corp.*	38,900	$933,600
Delta Air Lines, Inc.*	30,200	628,160

		1,561,760

Communications Equipment (12.3%)
Nokia Corp. ADR - FI	24,200	961,224
Research In Motion Ltd.*	11,700	1,456,767

		2,417,991

Containers & Packaging (4.9%)
Pactiv Corp.*	34,800	955,956

Diversified Telecommunication Services (7.0%)
AT&T, Inc.	32,800	1,370,712

Electric Utility (3.5%)
Southern Co.	19,000	696,540

Food Products (4.8%)
Unilever PLC ADR - GB	27,700	937,922

Hotels, Restaurants & Leisure (7.0%)
Carnival Corp.	19,000	911,620
McDonald’s Corp.	7,900	471,630

		1,383,250

Household Products (7.2%)
Colgate-Palmolive Co.	7,900	602,533
Procter & Gamble Co. (The)	11,700	813,384

		1,415,917

Internet & Catalog Retail (5.7%)
eBay, Inc.*	31,000	1,119,100

IT Services (0.0%)
Accenture Ltd.	100	3,905

Manufacturing (7.4%)
3M Co.	9,100	785,876
Illinois Tool Works, Inc.	11,800	675,668

		1,461,544

Media (4.9%)
Omnicom Group Inc.	18,900	963,522

Metals & Mining (2.4%)
Nucor Corp.	7,500	465,150

Multiline Retail (3.5%)
Macy’s, Inc.	21,300	682,239

Oil, Gas & Consumable Fuels (4.2%)
Occidental Petroleum Corp.	12,100	835,505

Semiconductors & Semiconductor Equipment (4.5%)
MEMC Electronic Materials, Inc.*	12,000	878,640

Software (5.0%)
Microsoft Corp.	27,000	993,870

Wireless Telecommunication Services (2.0%)
Vodafone Group PLC ADR - GB	10,200	400,554

Total Common Stocks (Cost $17,777,382)		18,544,077

Repurchase Agreements (11.5%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,005,324, collateralized by U.S. Government Agency Mortgages with a market value of $1,025,294	$1,005,190	1,005,190
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,253,543, collateralized by U.S. Government Agency Mortgages with a market value of $1,278,444	1,253,376	1,253,376
Total Repurchase Agreements (Cost $2,258,566)		2,258,566

Total Investments (Cost $20,035,948) (a) — 105.7%		20,802,643
Liabilities in excess of other assets — (5.7)%		(1,130,825)

NET ASSETS — 100.0%		$19,671,818

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt
FI	Finland
GB	United Kingdom

See Accompanying Notes to Financial Statements.

2007 Annual Report 67

Nationwide Small Cap Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Small Cap Leaders Fund (Class A at NAV) returned 7.82% versus 9.27% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 757 funds as of Oct. 31, 2007) was 10.50% for the same time period.

Can you describe the market environment during the reporting period?

After a long run of outperformance during prior periods, small-capitalization stocks trailed large-cap and mid-cap stocks. Gains on the value side of the small-cap sector were particularly muted, in large part due to the predominance of financial stocks in the small-cap value universe. Financials were hampered by significant deterioration in the U.S. housing and mortgage markets, with surging delinquencies and defaults among subprime borrowers. On the other hand, the small-cap growth segment was aided by its heavier emphasis on technology stocks, which as a group significantly outperformed the benchmark. Rising crude oil prices, which ended the period near $90 per barrel, also contributed to the “wall of worry” that the stock market had to climb. That said, the broader economy remained relatively healthy, and the Federal Reserve Board helped maintain liquidity by cutting interest rates.

What areas detracted from Fund performance?

The performance of the Fund’s value sleeve was undermined by positions in consumer discretionary, financials and energy. Among individual holdings, CBRE Realty Finance, Inc. was a major detractor. The stock weakened when two of the company’s condominium development loans became delinquent. Also hampering the Fund’s results was consumer electronics retailer Circuit City Stores, Inc. While we thought the stock was cheap, weak consumer spending and some missteps by management sent the company’s share price even lower. Meanwhile, cosmetics manufacturer Physicians Formula Holdings, Inc. fell short of the company’s anticipated profit margins despite posting healthy sales growth.

Detractors from performance in the Fund’s growth sleeve came from the industrials, financials and materials sectors. Among individual holdings, technology company Netlist, Inc. was the largest detractor. The stock weakened after the company reported lower-than-anticipated financial results. Also hampering the Fund’s results was trucking concern Celadon Group, Inc, which has experienced macroeconomic pressures plaguing the entire trucking group. Finally, World Acceptance Corp., a lender to small businesses, declined along with most financials stocks due to concerns about the mortgage/housing-related recession.

What areas of investment provided the most positive relative returns for the Fund?

In the value sleeve, the Fund received a major performance boost from the industrials sector, where both favorable stock selection and a significant overweighting against the benchmark added value. Individual contributors from that sector included Dynamic Materials Corp., a specialty metals company that fabricates alloys for a variety of high-end applications. Strong demand from Asia and from the petrochemical industry drove the stock’s mid-double-digit gain. Also helping the Fund’s performance was Omega Navigation Enterprises, Inc., a leading tanker carrier of energy products, which enjoyed robust demand for tanker services created in part by a shortage of refineries. Aircraft leasing company Genesis Lease Ltd. further aided Fund results; delays in the production of new commercial aircraft put upward pressure on leasing rates.

In the growth sleeve, the Fund experienced positive contributions from the consumer discretionary and consumer staples sectors along with solid performance from the technology sector. Individual contributors to Fund performance included Crocs, Inc., a stylish footwear and apparel company that continues to benefit from the popularity of its products. Other individual contributors to the growth sleeve were Central European Distribution Corp., a wine and spirits distributor that benefited from an acquisition, and Sirenza Microdevices, Inc., which has experienced an increase in orders for its radio-frequency components from telecommunications providers.

What is your outlook for the near term?

While small-cap value stocks could underperform other groups as long as problems in the financials sector continue, we believe that plenty of attractive opportunities exist in other sectors. In addition, as the credit markets work through their difficulties, some compelling bargains should materialize in financial stocks. More broadly, if the housing crisis and crude oil prices do not worsen too much from recent levels, these conditions could help create a soft landing for the economy, providing room for further Federal Reserve easing and

68 Annual Report 2007

Nationwide Small Cap Leaders Fund

perhaps setting the stage for another leg of growth in the economy and corporate profits.

Subadviser (Value Sleeve):

Aberdeen Asset Management Inc.

Portfolio Manager (Value Sleeve):

Gary Haubold, CFA

Subadviser (Growth Sleeve):

NorthPointe Capital LLC

Portfolio Manager (Growth Sleeve):

Carl Wilk

2007 Annual Report 69

Nationwide Small Cap Leaders Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	7.82%	13.15%	1.67%	1.61%
	w/SC3	1.61%	10.81%

Class B	w/o SC2	7.00%	13.31%	2.41%	2.35%
	w/SC4	2.08%	11.45%

Class C	w/o SC2	6.90%	12.34%	2.41%	2.35%
	w/SC5	5.92%	12.34%

Class R6		7.45%	12.79%	2.11%	2.05%

Institutional Service Class [6]		7.88%	13.31%	1.56%	1.50%

Institutional Class[6]		8.03%	13.46%	1.41%	1.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Leaders Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

70 Annual Report 2007

Nationwide Small Cap Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Small Cap			Account Value,	Account Value,	Expenses Paid	Annualized
Leaders Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$990.70	$6.47	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

Class B	Actual		$1,000.00	$986.60	$10.16	2.03%
	Hypothetical	[1]	$1,000.00	$1,014.97	$10.36	2.03%

Class C	Actual		$1,000.00	$985.90	$10.21	2.04%
	Hypothetical	[1]	$1,000.00	$1,014.92	$10.41	2.04%

Class R	Actual		$1,000.00	$989.10	$7.72	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.86	1.54%

Institutional Service Class	Actual		$1,000.00	$990.80	$5.97	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.20	$6.07	1.19%

Institutional Class	Actual		$1,000.00	$991.60	$5.17	1.03%
	Hypothetical	[1]	$1,000.00	$1,020.01	$5.26	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 71

Nationwide Small Cap Leaders Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.2%
Other assets in excess of liabilities	3.8%

100.0%

Top Industries

Real Estate Investment Trusts (REITs)	7.1%
Specialty Retail	6.9%
Consumer Finance	5.8%
Communications Equipment	5.8%
Semiconductors & Semiconductor Equipment	4.9%
Diversified Financial Services	4.8%
Electronic Equipment & Instruments	4.5%
Pharmaceuticals	4.4%
Containers & Packaging	3.9%
Food & Staples Retailing	3.9%
Other	48.0%

100.0%

Top Holdings

Silicon Motion Technology Corp. ADR - KY	3.0%
Rock-Tenn Co., Class A	2.5%
J.M. Smucker Co. (The)	2.4%
C-COR, Inc.	2.4%
Obagi Medical Products, Inc.	2.4%
UAP Holding Corp.	2.3%
Omega Healthcare Investors, Inc.	2.3%
Technitrol, Inc.	2.3%
Iconix Brand Group, Inc.	2.3%
Cash America International, Inc.	2.3%
Other	75.8%

100.0%

72 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Small Cap Leaders Fund

Common Stocks (96.2%)

	Shares or
	Principal Amount	Value

Air Freight & Logistics (1.6%)
Atlas Air Worldwide Holdings, Inc.*	14,000	$820,260

Airline (0.8%)
US Airways Group, Inc.*	13,900	384,474

Capital Markets (2.0%)
Penson Worldwide, Inc.*	60,000	1,015,800

Commercial Bank (1.9%)
SVB Financial Group*	18,300	947,757

Commercial Services & Supplies (2.6%)
Knoll, Inc.	13,800	262,062
Volt Information Sciences, Inc.*	66,200	1,029,410

		1,291,472

Communications Equipment (5.8%)
C-COR, Inc.*	100,000	1,226,000
Polycom, Inc.*	31,000	867,380
Powerwave Technologies, Inc.*	145,400	808,424

		2,901,804

Computers & Peripherals (1.5%)
Varian Semiconductor Equipment Associates., Inc.*	16,200	745,524

Consumer Finance (5.8%)
Cash America International, Inc.	29,000	1,131,000
EZCORP, Inc., Class A*	63,000	829,080
World Acceptance Corp.*	30,000	967,800

		2,927,880

Consumer Goods (2.0%)
Jarden Corp.*	28,000	994,560

Containers & Packaging (3.9%)
Greif, Inc.	11,400	725,040
Rock-Tenn Co.	42,880	1,250,381

		1,975,421

Diversified Financial Services (4.8%)
Investment Technology Group, Inc.*	23,500	984,650
Medallion Financial Corp.	87,300	921,015
optionsXpress Holdings, Inc.	17,200	511,872

		2,417,537

Electrical Equipment (0.8%)
Superior Essex, Inc.*	13,000	432,250

Electronic Equipment & Instruments (4.5%)
Technitrol, Inc.	38,860	1,142,872
TTM Technologies, Inc.*	86,089	1,104,522

		2,247,394

Food & Staples Retailing (3.9%)
Andersons, Inc. (The)	18,190	903,134
Central European Distribution Corp.*	20,000	1,063,600

		1,966,734

Food Products (2.4%)
J.M. Smucker Co. (The)	22,970	1,227,287

Health Care Equipment & Supplies (1.9%)
West Pharmaceutical Services, Inc.	23,000	950,820

Health Care Providers & Services (2.2%)
InVentiv Health, Inc.*	26,000	1,097,980

Household Durables (1.9%)
Kimball International, Inc., Class B	72,300	963,759

Internet Software & Services (1.8%)
Imergent, Inc.	37,000	892,440

Leisure Equipment & Products (2.2%)
Callaway Golf Co.	63,000	1,091,160

Machinery (3.6%)
Flow International Corp.*	100,000	841,000
Wabtec Corp.	25,900	972,027

		1,813,027

Metals & Mining (1.4%)
Century Aluminum Co.*	5,100	296,769
Commercial Metals Co.	13,800	433,044

		729,813

Oil, Gas & Consumable Fuels (3.8%)
Evergreen Energy, Inc.*	177,200	834,612
World Fuel Services Corp.	25,000	1,107,250

		1,941,862

Personal Products (2.2%)
Physicians Formula Holdings, Inc.*	93,700	1,115,030

Pharmaceuticals (4.4%)
Obagi Medical Products, Inc.*	54,100	1,181,544
Sciele Pharma, Inc.*	40,400	1,027,776

		2,209,320

2007 Annual Report 73

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Leaders Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (REITs) (7.1%)
Ashford Hospitality Trust	106,960	$1,052,486
CBRE Realty Finance, Inc.	127,800	623,664
Mack-Cali Realty Corp.	18,600	736,374
Omega Healthcare Investors, Inc.	68,400	1,144,332

		3,556,856

Semiconductors & Semiconductor Equipment (4.9%)
On Semiconductor Corp.*	95,000	969,000
Silicon Motion Technology Corp. ADR - KY*	60,000	1,500,000

		2,469,000

Software (2.0%)
Radiant Systems, Inc.*	60,515	987,605

Specialty Retail (6.9%)
Asbury Automotive Group, Inc.	46,600	854,178
Circuit City Stores, Inc.	110,000	872,300
Gymboree*	30,030	1,021,921
Jos. A. Bank Clothiers, Inc.*	25,000	730,250

		3,478,649

Textiles, Apparel & Luxury Goods (2.3%)
Iconix Brand Group, Inc.*	50,000	1,142,500

Trading Companies & Distributors (3.3%)
H&E Equipment Services, Inc.*	28,200	497,166
UAP Holding Corp.	36,000	1,145,880

		1,643,046

Total Common Stocks (Cost $49,563,236)		48,379,021

Total Investments (Cost $49,563,236) (a) — 96.2%		48,379,021
Other assets in excess of liabilities — 3.8%		1,899,097

NET ASSETS — 100.0%		$50,278,118

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

KY	Cayman Islands

See Accompanying Notes to Financial Statements.

74 Annual Report 2007

Nationwide U.S. Growth Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide U.S. Growth Leaders Fund (Class A at NAV) returned 29.29% versus 14.56% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 516 funds as of Oct. 31, 2007) was 24.00% for the same time period.

Can you describe the market environment during the reporting period?

U.S. stocks finished the reporting period with solid gains against a backdrop of rising volatility. Early in the period, U.S. share prices fell sharply on the heels of a sudden downdraft in China’s stock market. Throughout the summer, concerns about the worsening subprime mortgage situation and weak housing prices prompted another decline in U.S. share prices, with financial stocks leading the way. In both cases, though, the broader market indexes recovered fairly quickly, with the benchmark notching an all-time record close of 1,565.15 in the final month of the reporting period. The Federal Reserve Board was instrumental in helping the stock market shake off its summer doldrums, cutting the target federal funds rate by a larger-than-expected 0.50% in September and making a 0.25% reduction on the final day of the period.

What areas of investment provided the most positive relative returns for the Fund?

We added value in seven out of 10 sectors, and the three sectors that hurt performance did only minor damage. The largest positive contributions came from the financials, industrials and information technology sectors. In financials, online energy exchange company IntercontinentalExchange, Inc. was a key contributor, aided by robust organic growth and some strategic acquisitions. The Fund also managed to avoid damage from a number of stocks that were hurt by the subprime fallout, including Citigroup Inc., Bank of America Corp. and Merrill Lynch & Co., Inc. In industrials, the Fund was aided by a significant position in Precision Castparts Corp., a maker of industrial castings that benefited from favorable product cycles in the commercial aircraft industry. In technology, networking equipment maker Cisco Systems, Inc. added value. Increasing Internet usage for large-file applications such as video file-sharing fueled healthy spending for Cisco’s products.

What areas detracted from Fund performance?

The energy sector was a modest detractor from Fund performance, with telecommunications services and utilities having a slightly negative impact. That said, consumer electronics retailer Best Buy Co., Inc. was the Fund’s largest individual detractor; the firm’s profit margins were hampered by a price war in the flat-screen television market. Lehman Brothers Holdings Inc., a leader in mortgage-backed securities underwriting and trading, was hurt by the subprime crisis, despite what we felt was a low valuation and management’s favorable execution. Not owning Exxon Mobil Corp. and selling National Oilwell Varco, Inc. prematurely further undermined the Fund’s results, because both companies outperformed the benchmark, the latter spectacularly so.

What is your outlook for the near term?

We believe that large-capitalization growth stocks could be a rewarding place to invest for the near term. Large-cap companies with an international component to their revenue streams offer greater protection against a slowing U.S. economy. In addition, a weak U.S. dollar helps companies with international exposure, because revenues earned abroad benefit from the conversion back into cheaper dollars. Consequently, the Fund’s largest overweighting at period end was in technology, due to of a number of favorable product cycles as well as the international exposure of many companies in that sector. The Fund will look for opportunities to add to consumer stocks whose differentiated models we believe can grow through a slower U.S. economy.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

2007 Annual Report 75

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	29.29%	19.01%	4.42%	1.46%
	w/SC3	21.89%	17.63%	3.58%

Class B	w/o SC2	28.37%	18.19%	3.70%	2.17%
	w/SC4	23.37%	17.99%	3.70%

Class C5	w/o SC2	28.40%	18.17%	3.79%	2.17%
	w/SC6	27.40%	18.17%	3.79%

Class R [7,8]		28.85%	18.68%	3.99%	1.87%

Institutional Service Class [7]		29.69%	19.19%	4.66%	1.30%

Institutional Class[7,9]		29.64%	19.30%	4.72%	1.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

76 Annual Report 2007

Nationwide U.S. Growth Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide U.S. Growth Leaders Fund			Account Value,	Account Value,	During	Expense
			05/01/07	10/31/07	Period*	Ratio*

Class A	Actual		$1,000.00	$1,160.60	$8.22	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.59	$7.71	1.51%

Class B	Actual		$1,000.00	$1,157.00	$12.07	2.22%
	Hypothetical	[1]	$1,000.00	$1,014.01	$11.33	2.22%

Class C	Actual		$1,000.00	$1,156.90	$12.07	2.22%
	Hypothetical	[1]	$1,000.00	$1,014.01	$11.33	2.22%

Class R	Actual		$1,000.00	$1,159.90	$9.36	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.53	$8.78	1.72%

Institutional Service Class	Actual		$1,000.00	$1,162.70	$6.65	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23	1.22%

Institutional Class	Actual		$1,000.00	$1,162.80	$6.65	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 77

Nationwide U.S. Growth Leaders Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	94.6%
Repurchase Agreements	6.0%
Other Investments*	1.5%
Liabilities in excess of other assets**	-2.1%

100.0%

Top Industries

Communications Equipment	13.4%
Computers & Peripherals	8.2%
Oil, Gas & Consumable Fuels	6.7%
Diversified Financial Services	6.6%
Semiconductors & Semiconductor Equipment	5.0%
Aerospace & Defense	4.9%
Internet Software & Services	4.2%
Multiline Retail	4.0%
Energy Equipment & Services	3.9%
Biotechnology	3.9%
Other	39.2%

100.0%

Top Holdings***

Cisco Systems, Inc.	5.3%
Google, Inc., Class A	4.2%
CVS Caremark Corp.	4.0%
Gilead Sciences, Inc.	3.9%
XTO Energy, Inc.	3.8%
Monsanto Co.	3.6%
Cognizant Technology Solutions Corp.	3.6%
Invesco PLC-Sponsored ADR — GB	3.6%
Merck & Co., Inc.	3.4%
EMC Corp.	3.3%
Other	61.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

78 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide U.S. Growth Leaders Fund

Common Stocks (94.6%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (4.9%)
Precision Castparts Corp.	18,060	$2,705,569
Rockwell Collins, Inc.	51,650	3,863,936

		6,569,505

Air Freight & Logistics (1.5%)
C.H. Robinson Worldwide, Inc.	39,910	1,992,307

Biotechnology (3.9%)
Gilead Sciences, Inc.*	112,760	5,208,384

Capital Markets (2.0%)
Northern Trust Corp.	35,440	2,665,442

Chemicals (3.6%)
Monsanto Co.	49,330	4,816,088

Communications Equipment (13.4%)
Cisco Systems, Inc.*	212,090	7,011,695
Corning, Inc.	166,300	4,036,101
Foundry Networks, Inc.*	128,150	2,709,091
Research In Motion Ltd.*	32,550	4,052,801

		17,809,688

Computers & Peripherals (8.2%)
EMC Corp.*	171,200	4,346,768
Hewlett-Packard Co.	62,210	3,215,013
Network Appliance, Inc.*	105,960	3,336,680

		10,898,461

Consumer Finance (2.3%)
American Express Co.	50,900	3,102,355

Diversified Financial Services (6.6%)
IntercontinentalExchange, Inc.*	22,190	3,954,258
Invesco PLC-Sponsored ADR - GB	156,590	4,801,050

		8,755,308

Electrical Equipment (3.1%)
Cooper Industries Ltd., Class A	78,400	4,107,376

Energy Equipment & Services (3.9%)
SunPower Corp., Class A*	16,860	2,132,115
Transocean, Inc.*	26,240	3,132,269

		5,264,384

Health Care Equipment & Supplies (3.0%)
Baxter International, Inc.	66,360	3,982,264

Internet & Catalog Retail (3.0%)
eBay, Inc.*	109,400	3,949,340

Internet Software & Services (4.2%)
Google, Inc., Class A*	7,870	5,564,090

IT Services (3.6%)
Cognizant Technology Solutions Corp.*	115,860	4,803,556

Life Sciences Tools & Services (3.2%)
Thermo Fisher Scientific, Inc.*	71,410	4,199,622

Multiline Retail (4.0%)
CVS Caremark Corp.	128,300	5,359,091

Oil, Gas & Consumable Fuels (6.7%)
Hess Corp.	53,690	3,844,741
XTO Energy, Inc.	75,920	5,039,570

		8,884,311

Pharmaceutical (3.4%)
Merck & Co., Inc.	76,970	4,484,272

Semiconductors & Semiconductor Equipment (5.0%)
Anadigics, Inc.*	100,650	1,484,588
Atheros Communications*	79,550	2,792,205
NVIDIA Corp.*	68,240	2,414,331

		6,691,124

Software (2.8%)
Oracle Corp.*	171,360	3,799,051

Specialty Retail (2.3%)
Gamestop Corp.*	51,150	3,029,103

Total Common Stocks (Cost $110,642,999)		125,935,122

Repurchase Agreements (6.0%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,535,726 collateralized by U.S. Government Agency Mortgages with a market value of $3,605,959	$3,535,254	3,535,254

2007 Annual Report 79

Statement of Investments (Continued)
October 31, 2007

Nationwide U.S. Growth Leaders Fund (Continued)

Repurchase Agreements (continued)

	Shares or
	Principle Amount	Value

Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $4,408,716 collateralized by U.S. Government Agency Mortgages with a market value of $4,496,290	$4,408,127	$4,408,127

Total Repurchase Agreements (Cost $7,943,381)		7,943,381

Securities Purchased with Collateral For Securities On Loan (1.5%)
Repurchase Agreements (1.5%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,048,770, collateralized by U.S. Government Agency Mortgages with a market value of $2,089,460	2,048,490	2,048,490

Total Securities Purchased With Collateral For Securities On Loan (Cost $2,048,490)		2,048,490

Total Investments (Cost $120,634,870) (a) — 102.1%		135,926,993
Liabilities in excess of other assets — (2.1)%		(2,823,782)

NET ASSETS — 100.0%		$133,103,211

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GB	United Kingdom

See Accompanying Notes to Financial Statements.

80 Annual Report 2007

Nationwide Worldwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Worldwide Leaders Fund (Class A at NAV) returned 32.61% versus 20.97% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 60 funds as of Oct. 31, 2007) was 24.48% for the same time period.

Can you describe the market environment during the reporting period?

The major markets endured protracted periods of volatility during the reporting period, marked by precipitous drops as well as the achievement of new highs. The intervening periods between the bouts of market turmoil were characterized by sustained and intensifying mergers-and-acquisitions (M&A) activity as well as generally strong corporate results. Toward the end of the reporting period, M&A activity became less frenetic and involved equity or cash rather than debt finance. The more recent phase of volatility had been triggered by concerns about losses related to the troubled U.S. subprime mortgage market and fears of a credit crunch.

What areas of investment provided the most positive relative returns for the Fund?

Favorable stock selection enhanced the Fund’s performance. As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions. The Fund’s holdings in Japanese video-game maker Nintendo contributed the most to performance. Nintendo’s net profits grew more than fivefold year-on-year in the three months ended in June. Growth was driven by strong demand for Nintendo’s portable and home-use video-game consoles and game software. In late 2006, we had identified the Wii, Nintendo’s home video game console, as a potential big Christmas hit. The product’s launch exceeded expectations, with its popularity proving broader than the traditional demographic of teenagers and students. The Fund’s exposure to U.S. consumer-electronics firm Apple Inc. also enhanced performance. Apple reported impressive numbers in October—driven by Mac and iPhone sales—and is extending its international reach with iPhone partnerships and related revenue deals in Europe.

What areas detracted from Fund performance?

The Fund’s holding in British Airways Plc (BA) detracted from performance. Several factors combined to exact a toll on the company, including the “open skies” deal to liberalize trans-Atlantic traffic, security disruptions, the rising cost of fuel, and weak transfer demand as passengers sought to avoid Heathrow. In August, BA was fined some £270 million by the U.S. and U.K. competition authorities, after the company admitted colluding to fix the prices of fuel surcharges with Korean Air and Virgin Atlantic.

What is your outlook for the near term?

While the U.S. macroeconomic picture has become weaker, many companies have benefited from robust growth outside the United States, with earnings frequently exceeding analyst expectations. In particular, multinationals, by the global nature of their businesses, are better placed to withstand a slowdown in the United States. The most destructive phase of the subprime mortgage problem arguably has passed, although its aftershocks continue to reverberate. In our view, the private-equity/ M&A boom, which has underpinned U.S. and European markets, is likely to be less supportive as liquidity conditions tighten. An era of cheap finance appears to have come to an end, although we still expect private equity and M&A to be helpful over the medium term. Corporates with healthy balance sheets are likely to displace private-equity firms in the leadership of M&A deals.

We are positive about the equity markets, because we believe that much of the bad news has been priced into them. Our focus remains on searching for great stocks whose unexpected earnings surprise story remains intact.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Neil Rogan

2007 Annual Report 81

Nationwide Worldwide Leaders Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	32.61%	23.08%	6.34%	1.62%
	w/ SC3	24.97%	21.62%	5.46%

Class B	w/o SC2	31.66%	22.24%	5.59%	2.33%
	w/ SC4	26.66%	22.06%	5.59%

Class C5	w/o SC2	31.73%	22.24%	5.67%	2.33%
	w/ SC6	30.73%	22.24%	5.67%

Class R [7,8]		32.16%	22.70%	5.86%	2.03%

Institutional Service Class [7]		32.84%	23.21%	6.52%	1.58%

Institutional Class[7,9]		33.01%	23.37%	6.62%	1.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

82 Annual Report 2007

Nationwide Worldwide Leaders Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Worldwide Leaders Fund			Account Value,	Account Value,	During Period*	Expense Ratio*
			05/01/07	10/31/07

Class A	Actual		$1,000.00	$1,135.90	$8.67	1.61%
	Hypothetical	[1]	$1,000.00	$1,017.08	$8.22	1.61%

Class B	Actual		$1,000.00	$1,132.30	$12.63	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$12.00	2.35%

Class C	Actual		$1,000.00	$1,132.60	$12.58	2.34%
	Hypothetical	[1]	$1,000.00	$1,013.40	$11.94	2.34%

Class R	Actual		$1,000.00	$1,134.80	$9.90	1.84%
	Hypothetical	[1]	$1,000.00	$1,015.92	$9.39	1.84%

Institutional Service Class	Actual		$1,000.00	$1,137.90	$7.22	1.34%
	Hypothetical	[1]	$1,000.00	$1,018.44	$6.84	1.34%

Institutional Class	Actual		$1,000.00	$1,137.60	$7.22	1.34%
	Hypothetical	[1]	$1,000.00	$1,018.44	$6.84	1.34%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 83

Nationwide Worldwide Leaders Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.7%
Repurchase Agreements	1.4%
Other assets in excess of liabilities	1.9%

100.0%

Top Industries

Commercial Banks	14.3%
Automobiles	9.4%
Software	8.7%
Oil, Gas & Consumable Fuels	8.0%
Computers & Peripherals	7.6%
Metals & Mining	5.7%
Hotels, Restaurants & Leisure	4.2%
Aerospace & Defense	3.9%
Communications Equipment	3.7%
Machinery	3.5%
Other	31.0%

100.0%

Top Holdings*

Apple, Inc.	4.3%
McDonald’s Corp.	4.2%
Nintendo Co. Ltd.	4.0%
Boeing Co. (The)	3.9%
Cisco Systems, Inc.	3.7%
Fiat SpA	3.7%
Societe Generale	3.5%
MAN AG	3.5%
China Construction Bank, Class H	3.5%
ABB Ltd.	3.4%
Other	62.3%

100.0%

Top Ten Countries

United States	35.2%
United Kingdom	12.9%
Hong Kong	9.5%
Switzerland	9.2%
Germany	9.2%
Italy	6.7%
Japan	5.9%
France	3.5%
Spain	3.3%
Brazil	2.7%
Other	1.9%

100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

84 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Worldwide Leaders Fund

Common Stocks (96.7%)

	Shares or
	Principal Amount	Value

BRAZIL (2.7%)
Diversified Financial Services (0.5%)
Bovespa Holding SA*	21,200	$403,827

Oil, Gas & Consumable Fuels (2.2%)
Petroleo Brasileiro SA ADR	22,900	1,905,051

		2,308,878

FRANCE (3.5%) (a)
Commercial Bank (3.5%)
Societe Generale	18,220	3,077,778

GERMANY (9.2%) (a)
Automobiles (2.9%)
Daimler Chrysler AG	23,220	2,560,457

Machinery (3.5%)
MAN AG	16,760	3,000,282

Software (2.8%)
SAP AG	44,100	2,395,880

		7,956,619

HONG KONG (9.5%) (a)
Commercial Banks (5.0%)
BOC Hong Kong Holdings Ltd.	473,500	1,340,973
China Construction Bank, Class H	2,637,000	2,997,971

		4,338,944

Industrial Conglomerate (3.3%)
Hutchison Whampoa Ltd.	225,000	2,828,001

Real Estate Management & Development (1.2%)
New World Development Co. Ltd.	303,000	1,092,107

		8,259,052

ITALY (6.7%) (a)
Automobiles (3.7%)
Fiat SpA	98,220	3,184,412

Commercial Bank (3.0%)
UniCredito Italiano SpA	305,600	2,628,628

		5,813,040

JAPAN (5.9%) (a)
Software (4.0%)
Nintendo Co. Ltd.	5,500	3,493,387

Tobacco (1.9%)
Japan Tobacco, Inc.	274	1,597,257

		5,090,644

SPAIN (3.3%) (a)
Diversified Telecommunication Services (3.3%)
Telefonica SA	87,250	2,888,654

SWITZERLAND (9.2%) (a)
Capital Markets (3.0%)
Julius Baer Holding Ltd.	30,111	2,615,837

Electrical Equipment (3.4%)
ABB Ltd.	97,100	2,936,131

Food Products (2.8%)
Nestle SA	5,350	2,471,708

		8,023,676

UNITED KINGDOM (12.9%) (a)
Commercial Bank (2.8%)
HSBC Holdings PLC	122,500	2,428,517

Food & Staples Retailing (0.4%)
Tesco PLC	31,359	318,971

Metals & Mining (5.7%)
BHP Billiton PLC	60,000	2,304,066
Rio Tinto PLC	28,500	2,672,314

		4,976,380

Specialty Retail (1.4%)
Carphone Warehouse Group PLC	169,600	1,242,939

Wireless Telecommunication Services (2.6%)
Vodafone Group PLC	562,000	2,214,357

		11,181,164

UNITED STATES (33.8%)
Aerospace & Defense (3.9%)
Boeing Co. (The)	34,820	3,432,904

Automobiles (2.8%)
General Motors Corp.	62,177	2,436,716

Communications Equipment (3.7%)
Cisco Systems, Inc.*	96,830	3,201,200

2007 Annual Report 85

Statement of Investments (Continued)
October 31, 2007

Nationwide Worldwide Leaders Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED STATES (continued)
Computers & Peripherals (7.6%)
Apple, Inc.*	19,340	$3,673,633
Hewlett-Packard Co.	55,800	2,883,744

		6,557,377

Hotels, Restaurants & Leisure (4.2%)
McDonald’s Corp.	61,270	3,657,819

Multiline Retail (1.4%)
CVS Caremark Corp.	28,900	1,207,153

Oil, Gas & Consumable Fuels (5.8%)
ConocoPhillips	28,580	2,428,157
Hess Corp.	35,900	2,570,799

		4,998,956

Semiconductors & Semiconductor Equipment (2.5%)
Applied Materials, Inc.	110,000	2,136,200

Software (1.9%)
Oracle Corp.*	75,300	1,669,401

		29,297,726

Total Common Stocks (Cost $70,802,391)		83,897,231

Repurchase Agreements (1.4%)

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $545,281, collateralized by U.S. Government Agency Mortgages with a market value of $556,112	$545,208	$545,208
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $679,914, collateralized by U.S. Government Agency Mortgages with a market value of $693,419	679,823	679,823

Total Repurchase Agreements (Cost $1,225,031)		1,225,031

Total Investments (Cost $72,027,422) (b) — 98.1%		85,122,262

Other assets in excess of liabilities — 1.9%		1,636,073

NET ASSETS — 100.0%		$86,758,335

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

86 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

	Nationwide Mid Cap	Nationwide Leaders
	Growth Leaders Fund	Fund

Assets:
Investments, at value (Cost $32,720,199; $17,777,382; $49,563,236; $110,642,999 and $70,802,391)*	$38,184,191	$18,544,077
Repurchase agreements, at cost and value	3,436,630	2,258,566

Total Investments	41,620,821	20,802,643

Cash	70	11,378
Interest and dividends receivable	16,988	21,448
Receivable for capital shares issued	17,391	12,317
Receivable for investments sold	–	453,111
Reclaims receivable	–	–
Prepaid expenses and other assets	9,801	10,786

Total Assets	41,665,071	21,311,683

Liabilities:
Payable to custodian	–	–
Payable for investments purchased	–	1,621,251
Payable for capital shares redeemed	33,953	1,792
Payable upon return of securities loaned	–	–
Accrued expenses and other payables:
Investment advisory fees	42,770	541
Fund administration and transfer agent fees	26,675	7,570
Distribution fees	4,931	5,784
Administrative servicing fees	792	1,165
Trustee fees	111	49
Compliance program costs (Note 3)	980	424
Custodian fees	1,521	97
Other	7,391	1,192

Total Liabilities	119,124	1,639,865

Net Assets	$41,545,947	$19,671,818

Represented by:
Capital	$59,388,462	$16,842,518
Accumulated net investment income	–	10,724
Accumulated net realized gains (losses) from investment and foreign currency transactions	(23,306,507)	2,051,881
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	5,463,992	766,695

Net Assets	$41,545,947	$19,671,818

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Nationwide
	Nationwide Small Cap	Nationwide U.S.	Worldwide Leaders
	Leaders Fund	Growth Leaders Fund	Fund

Assets:
Investments, at value (Cost $32,720,199; $17,777,382; $49,563,236; $110,642,999 and $70,802,391)*	$48,379,021	$125,935,122	$83,897,231
Repurchase agreements, at cost and value	–	9,991,871	1,225,031

Total Investments	48,379,021	135,926,993	85,122,262

Cash	–	212	–
Interest and dividends receivable	22,694	36,585	53,547
Receivable for capital shares issued	70,235	257,128	309,547
Receivable for investments sold	3,034,054	6,448,673	2,037,863
Reclaims receivable	–	–	1,236
Prepaid expenses and other assets	247	18,630	30,457

Total Assets	51,506,251	142,688,221	87,554,912

Liabilities:
Payable to custodian	370,783	–	277,924
Payable for investments purchased	557,867	7,246,712	318,540
Payable for capital shares redeemed	87,736	83,720	68,617
Payable upon return of securities loaned	–	2,048,490	–
Accrued expenses and other payables:
Investment advisory fees	130,708	115,450	58,426
Fund administration and transfer agent fees	28,519	10,827	23,980
Distribution fees	24,946	51,752	32,121
Administrative servicing fees	1,891	16,946	6,266
Trustee fees	100	349	160
Compliance program costs (Note 3)	822	3,082	1,348
Custodian fees	235	519	1,351
Other	24,526	7,163	7,844

Total Liabilities	1,228,133	9,585,010	796,577

Net Assets	$50,278,118	$133,103,211	$86,758,335

Represented by:
Capital	$45,070,557	$99,106,720	$94,611,049
Accumulated net investment income	–	–	–
Accumulated net realized gains (losses) from investment and foreign currency transactions	6,391,776	18,704,368	(20,947,560)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,184,215)	15,292,123	13,094,846

Net Assets	$50,278,118	$133,103,211	$86,758,335

See Accompanying Notes to Financial Statements.

2007 Annual Report 87

Statements of Assets and Liabilities (Continued)

	Nationwide Mid Cap	Nationwide Leaders
	Growth Leaders Fund	Fund

Net Assets:
Class A Shares	$8,127,652	$8,458,846
Class B Shares	2,603,917	1,097,832
Class C Shares	1,191,125	3,685,721
Class D Shares	11,332,999	–
Class R Shares	1,626	63,606
Institutional Service Class Shares	–	507,370
Institutional Class Shares	18,288,628	5,858,443

Total	$41,545,947	$19,671,818

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	439,345	551,081
Class B Shares	153,983	74,094
Class C Shares	70,390	249,017
Class D Shares	595,599	–
Class R Shares	87	4,233
Institutional Service Class Shares	–	32,555
Institutional Class Shares	961,926	379,196

Total	2,221,330	1,290,176

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$18.50	$15.35
Class B Shares (a)	$16.91	$14.82
Class C Shares (b)	$16.92	$14.80
Class D Shares	$19.03	$–
Class R Shares	$18.65 (c)	$15.03
Institutional Service Class Shares	$–	$15.58	(c)
Institutional Class Shares	$19.01	$15.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.63	$16.29
Class D Shares	$19.93	$–
Maximum Sales Charge:

Class A Shares	5.75%	5.75%

Class D Shares	4.50%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Nationwide
	Nationwide Small Cap	Nationwide U.S.	Worldwide Leaders
	Leaders Fund	Growth Leaders Fund	Fund

Net Assets:
Class A Shares	$21,832,230	$84,972,866	$61,524,522
Class B Shares	2,360,979	6,323,988	2,209,061
Class C Shares	20,301,754	34,820,413	21,935,400
Class D Shares	–	–	–
Class R Shares	534,374	1,734,057	1,047,712
Institutional Service Class Shares	1,038,438	516,161	39,450
Institutional Class Shares	4,210,343	4,735,726	2,190

Total	$50,278,118	$133,103,211	$86,758,335

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,704,691	6,872,422	4,002,241
Class B Shares	188,140	539,421	150,043
Class C Shares	1,616,063	2,951,472	1,484,443
Class D Shares	–	–	–
Class R Shares	42,120	144,864	70,250
Institutional Service Class Shares	80,720	41,043	2,537
Institutional Class Shares	326,197	374,729	140

Total	3,957,931	10,923,951	5,709,654

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.81	$12.36	$15.37
Class B Shares (a)	$12.55	$11.72	$14.72
Class C Shares (b)	$12.56	$11.80	$14.78
Class D Shares	$–	$–	$–
Class R Shares	$12.69	$11.97	$14.91
Institutional Service Class Shares	$12.86	$12.58	$15.55
Institutional Class Shares	$12.91	$12.64	$15.61	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.59	$13.11	$16.31
Class D Shares	$–	$–	$–
Maximum Sales Charge:

Class A Shares	5.75%	5.75%	5.75%

Class D Shares

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007.

*	Includes value of securities on loan of $0, $0, $0, $2,132,116 and $0.

See Accompanying Notes to Financial Statements.

88 Annual Report 2007

Statements of Operations
For the Year Ended October 31, 2007

					Nationwide
	Nationwide Mid Cap	Nationwide Leaders	Nationwide Small	Nationwide U.S.	Worldwide Leaders
	Growth Leaders Fund	Fund	Cap Leaders Fund	Growth Leaders Fund	Fund

INVESTMENT INCOME:
Interest income	$125,266	$43,786	$–	$138,959	$88,329
Dividend income	178,889	291,163	574,561	823,146	971,822
Income from securities lending	3,326	–	–	28,844	18,968
Foreign tax withholding	–	–	–	–	(53,430)

Total Income	307,481	334,949	574,561	990,949	1,025,689

Expenses:
Investment advisory fees	311,147	139,211	460,061	1,114,108	628,013
Fund administration and transfer agent fees	56,792	34,352	110,758	226,320	119,099
Distribution fees Class A	18,207	19,781	56,901	196,175	127,828
Distribution fees Class B	29,693	11,152	22,284	59,291	14,110
Distribution fees Class C	8,616	39,347	172,750	314,292	121,886
Distribution fees Class R	8	298	1,000	6,825	948
Administrative servicing fees Class A	4,280	5,562	1,967	34,348	7,537
Administrative servicing fees Class R	3	59	14	1,811	4
Administrative servicing fees Institutional Service Class	–	108	736	549	34
Registration and filing fees	57,719	54,968	43,744	61,546	54,628
Trustee fees	1,742	793	2,133	5,509	2,818
Compliance program costs (Note 3)	984	520	900	2,863	1,390
Custodian fees	7,646	1,905	140	16,909	7,518
Other	32,301	11,997	28,494	55,616	42,882

Total expenses before reimbursed/waived expenses	529,138	320,053	901,882	2,096,162	1,128,695

Earnings credit (Note 5)	(1,209)	(97)	(70)	(3,105)	(1,578)
Expenses reimbursed	–	(27,196)	–	–	(786)
Expenses voluntarily waived by Administrator	(360)	(178)	(402)	(1,128)	(559)

Net Expenses	527,569	292,582	901,410	2,091,929	1,125,772

Net Investment Income (Loss)	(220,088)	42,367	(326,849)	(1,100,980)	(100,083)

See Accompanying Notes to Financial Statements.

2007 Annual Report 89

Statements of Operations (Continued)

					Nationwide
	Nationwide Mid Cap	Nationwide Leaders	Nationwide Small	Nationwide U.S.	Worldwide Leaders
	Growth Leaders Fund	Fund	Cap Leaders Fund	Growth Leaders Fund	Fund

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	$5,672,851	$2,072,867	$6,799,575	$25,419,020	$10,563,002
Net realized gains (losses) on foreign currency transactions	–	–	–	–	(69,379)

Net realized gains on investments and foreign currency transactions	5,672,851	2,072,867	6,799,575	25,419,020	10,493,623
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,420,920	661,028	(3,593,483)	7,403,991	7,834,893

Net realized/unrealized gains from investments and foreign currency transactions	8,093,771	2,733,895	3,206,092	32,823,011	18,328,516

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,873,683	$2,776,262	$2,879,243	$31,722,031	$18,228,433

See Accompanying Notes to Financial Statements.

90 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Mid Cap Growth Leaders Fund		Nationwide Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(220,088)	$(165,577)	$42,367	$111,298
Net realized gains on investment transactions	5,672,851	3,902,595	2,072,867	1,704,055 (b)
Net change in unrealized appreciation on investments	2,420,920	90	661,028	181,986

Change in net assets resulting from operations	7,873,683	3,737,108	2,776,262	1,997,339

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(12,610)	(89,653)
Class B	–	–	–	(9,305)
Class C	–	–	–	(31,669)
Class R	–	–	(37)	(20)
Institutional Service Class	–	–	(1,493)	(34,354)
Institutional Class	–	–	(17,503)	(22)
Net realized gains:
Class A	–	–	(600,266)	(593,298)
Class B	–	–	(90,710)	(83,541)
Class C	–	–	(306,615)	(261,388)
Class R	–	–	(5,902)	(144)
Institutional Service Class	–	–	(34,120)	(761,293)
Institutional Class	–	–	(331,936)	(130)

Change in net assets from shareholder distributions	–	–	(1,401,192)	(1,864,817)

Change in net assets from capital transactions	(2,600,183)	(5,402,832)	6,044,862	(2,681,354)

Change in net assets	5,273,500	(1,665,724)	7,419,932	(2,548,832)

Net Assets:
Beginning of period	36,272,447	37,938,171	12,251,886	14,800,718

End of period	$41,545,947	$36,272,447	$19,671,818	$12,251,886

Accumulated net investment income at end of period	$–	$13,889	$10,724	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,475,311	$2,497,796	$3,959,034	$3,153,293
Dividends reinvested	–	–	547,417	601,984
Cost of shares redeemed (a)	(2,745,706)	(2,841,869)	(3,819,919)	(2,118,975)

Total Class A	(270,395)	(344,073)	686,532	1,636,302

Class B Shares
Proceeds from shares issued	207,713	337,160	56,471	262,295
Dividends reinvested	–	–	61,181	68,334
Cost of shares redeemed (a)	(1,287,647)	(925,900)	(192,027)	(33,847)

Total Class B	(1,079,934)	(588,740)	(74,375)	296,782

Class C Shares
Proceeds from shares issued	513,199	466,150	1,391,356	1,604,667
Dividends reinvested	–	–	150,052	159,202
Cost of shares redeemed (a)	(224,957)	(196,249)	(1,734,945)	(280,883)

Total Class C	288,242	269,901	(193,537)	1,482,986

See Accompanying Notes to Financial Statements.

2007 Annual Report 91

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Growth Leaders Fund		Nationwide Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$869,876	$1,202,408	–	–
Cost of shares redeemed (a)	(2,408,961)	(2,943,110)	–	–

Total Class D	(1,539,085)	(1,740,702)	–	–

Class R Shares
Proceeds from shares issued	150	200	$85,142	$150
Dividends reinvested	–	–	126	164
Cost of shares redeemed (a)	(148)	(201)	(26,111)	(150)

Total Class R	2	(1)	59,157	164

Institutional Service Class Shares
Proceeds from shares issued	–	–	20	1,190,409
Dividends reinvested	–	–	35,613	795,647
Cost of shares redeemed (a)	–	–	–	(8,083,796	)(c)

Total Institutional Service Class	–	–	35,633	(6,097,740)

Institutional Class Shares
Proceeds from shares issued	1,282	1,130	6,174,550	–
Dividends reinvested	–	–	349,439	152
Cost of shares redeemed (a)	(295)	(3,000,347)	(992,537)	–

Total Institutional Class	987	(2,999,217)	5,531,452	152

Change in net assets from capital transactions:	$(2,600,183)	$(5,402,832)	$6,044,862	$(2,681,354)

SHARE TRANSACTIONS:
Class A Shares
Issued	143,681	169,385	279,778	230,090
Reinvested	–	–	40,003	46,338
Redeemed	(162,641)	(192,937)	(270,896)	(155,673)

Total Class A Shares	(18,960)	(23,552)	48,885	120,755

Class B Shares
Issued	13,585	24,557	4,180	20,263
Reinvested	–	–	4,617	5,387
Redeemed	(82,192)	(67,919)	(14,177)	(2,597)

Total Class B Shares	(68,607)	(43,362)	(5,380)	23,053

(a)	Includes redemption fees, if any.

(b)	Includes realized gain as a result of a redemption in kind (Note 10).

(c)	Includes redemption as a result of a redemption in kind (Note 10).

See Accompanying Notes to Financial Statements.

92 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Growth Leaders Fund		Nationwide Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	31,795	33,982	103,081	120,692
Reinvested	–	–	11,333	12,560
Redeemed	(14,616)	(14,453)	(127,265)	(21,652)

Total Class C Shares	17,179	19,529	(12,851)	111,600

Class D Shares
Issued	51,495	78,400	–	–
Redeemed	(140,853)	(192,959)	–	–

Total Class D Shares	(89,358)	(114,559)	–	–

Class R Shares
Issued	8	13	5,985	11
Reinvested	–	–	9	13
Redeemed	(8)	(13)	(1,871)	(11)

Total Class R Shares	–	–	4,123	13

Institutional Service Class Shares
Issued	–	–	– (b)	86,427
Reinvested	–	–	2,561	61,249
Redeemed	–	–	–	(595,800	)(c)

Total Institutional Service Class Shares	–	–	2,561	(448,124)

Institutional Class Shares
Issued	–	–	423,522	–
Reinvested	–	–	25,342	12
Redeemed	–	(196,464)	(69,767)	–

Total Institutional Class Shares	–	(196,464)	379,097	12

Total change in shares:	(159,746)	(358,408)	416,435	(192,691)

(a)	Includes redemption fees, if any.

(b)	Amount less than 1 share.

(c)	Includes redemption as a result of a redemption in kind (Note 10).

See Accompanying Notes to Financial Statements.

2007 Annual Report 93

Statements of Changes in Net Assets

	Nationwide Small Cap		Nationwide U.S. Growth
	Leaders Fund		Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(326,849)	$(29,286)	$(1,100,980)	$(1,062,861)
Net realized gains (losses) from investments transactions	6,799,575	3,438,259	25,419,020	(4,653,935)
Net change in unrealized appreciation/(depreciation) investments	(3,593,483)	2,451,843	7,403,991	5,090,644

Change in net assets resulting from operations	2,879,243	5,860,816	31,722,031	(626,152)

Distributions to Shareholders From:
Net investment income:
Class A	–	(21,188)	–	–
Class B	–	(163)	–	–
Class C	–	(1,679)	–	–
Class R	–	(2)	–	–
Institutional Service Class	–	(110)	–	–
Institutional Class	–	(12,435)	–	–
Net realized gains:
Class A	(1,720,369)	(104,156)	–	(5,982,359)
Class B	(160,109)	(17,000)	–	(282,244)
Class C	(1,053,231)	(108,828)	–	1,801,693
Class R	(529)	(19)	–	(49,790)
Institutional Service Class	(16,420)	(19)	–	(549,932)
Institutional Class	(443,415)	(76,326)	–	(126,437)

Change in net assets from shareholder distributions	(3,394,073)	(341,925)	–	(8,792,455)

Change in net assets from capital transactions	10,439,247	18,793,035	(33,452,295)	29,282,374

Change in net assets	9,924,417	24,311,926	(1,730,264)	19,863,767

Net Assets:
Beginning of period	40,353,701	16,041,775	134,833,475	114,969,708

End of period	$50,278,118	$40,353,701	$133,103,211	$134,833,475

Accumulated net investment income at end of period	$–	$–	$–	$–

See Accompanying Notes to Financial Statements.

94 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap		Nationwide U.S. Growth
	Leaders Fund		Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,303,553	$16,118,945	$24,050,540	$75,133,005
Dividends reinvested	871,110	47,649	–	4,334,360
Cost of shares redeemed (a)	(20,524,853)	(2,463,851)	(45,980,537)	(63,403,917)

Total Class A	649,810	13,702,743	(21,929,997)	16,063,448

Class B Shares
Proceeds from shares issued	784,581	681,666	628,364	2,992,972
Dividends reinvested	29,761	1,016	–	196,011
Cost of shares redeemed (a)	(214,265)	(45,757)	(1,885,719)	(1,008,192)

Total Class B	600,077	636,925	(1,257,355)	2,180,791

Class C Shares
Proceeds from shares issued	13,637,771	5,861,792	5,854,557	25,137,386
Dividends reinvested	279,799	13,478	–	809,025
Cost of shares redeemed (a)	(5,155,243)	(1,613,208)	(15,094,859)	(10,035,027)

Total Class C	8,762,327	4,262,062	(9,240,302)	15,911,384

Class R Shares
Proceeds from shares issued	612,380	4,551	878,014	837,644
Dividends reinvested	529	21	–	81
Cost of shares redeemed (a)	(80,858)	(153)	(557,374)	(395,267)

Total Class R	532,051	4,419	320,640	442,458

Institutional Service Class Shares
Proceeds from shares issued	1,095,490	110,032	–	1,993,334
Dividends reinvested	16,420	129	–	549,931
Cost of shares redeemed (a)	(151,486)	(25,025)	(376,007)	(10,890,417)

Total Institutional Service Class	960,424	85,136	(376,007)	(8,347,152)

Institutional Class Shares
Proceeds from shares issued	3,324	14,758	1,801,031	3,788,762
Dividends reinvested	443,415	88,761	–	126,437
Cost of shares redeemed (a)	(1,512,181)	(1,769)	(2,770,305)	(883,754)

Total Institutional Class	(1,065,442)	101,750	(969,274)	3,031,445

Change in net assets from capital transactions:	$10,439,247	$18,793,035	$(33,452,295)	$29,282,374

See Accompanying Notes to Financial Statements.

2007 Annual Report 95

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap		Nationwide U.S. Growth
	Leaders Fund		Leaders Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS:
Class A Shares
Issued	1,586,649	1,326,177	2,251,254	7,438,195
Reinvested	69,633	4,407	–	432,140
Redeemed	(1,615,675)	(206,865)	(4,406,550)	(6,552,791)

Total Class A Shares	40,607	1,123,719	(2,155,296)	1,317,544

Class B Shares
Issued	62,800	54,954	60,437	308,750
Reinvested	2,414	97	–	20,354
Redeemed	(16,818)	(3,905)	(185,813)	(107,628)

Total Class B Shares	48,396	51,146	(125,376)	221,476

Class C Shares
Issued	1,084,725	484,961	565,519	2,557,616
Reinvested	22,656	1,281	–	83,491
Redeemed	(406,037)	(135,160)	(1,534,796)	(1,079,969)

Total Class C Shares	701,344	351,082	(969,277)	1,561,138

Class R Shares
Issued	47,989	399	87,497	85,659
Reinvested	43	2	–	8
Redeemed	(6,400)	(13)	(54,194)	(39,728)

Total Class R Shares	41,632	388	33,303	45,939

Institutional Service Class Shares
Issued	85,096	8,694	–	189,941
Reinvested	1,308	11	–	54,074
Redeemed	(12,354)	(2,135)	(32,956)	(1,043,535)

Total Institutional Service Class Shares	74,050	6,570	(32,956)	(799,520)

Institutional Class Shares
Issued	146	843	167,749	375,708
Reinvested	35,248	8,248	–	12,396
Redeemed	(118,288)	–	(264,937)	(88,077)

Total Institutional Class Shares	(82,894)	9,091	(97,188)	300,027

Total change in shares:	823,135	1,541,996	(3,346,790)	2,646,604

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

96 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Worldwide
	Leaders Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(100,083)	$162,545
Net realized gains on investment and foreign currency transactions	10,493,623	6,837,493 (c)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,834,893	2,846,773

Change in net assets resulting from operations	18,228,433	9,846,811

Distributions to Shareholders From:
Net investment income:
Class A	(125,905)	(181,971)
Class B	–	(952)
Class C	(56)	(5,840)
Class R	(342)	(6)
Institutional Service Class	(88)	(88)
Institutional Class	(7)	(9)

Change in net assets from shareholder distributions	(126,398)	(188,866)

Change in net assets from capital transactions	22,812,912	(1,123,361)

Change in net assets	40,914,947	8,534,584

Net Assets:
Beginning of period	45,843,388	37,308,804

End of period	$86,758,335	$45,843,388

Accumulated net investment income at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,581,182	$7,478,247
Dividends reinvested	107,638	161,605
Cost of shares redeemed (a)	(15,652,179)	(7,201,253)

Total Class A	6,036,641	438,599

Class B Shares
Proceeds from shares issued	1,082,864	465,136
Dividends reinvested	–	550
Cost of shares redeemed (a)	(67,602)	(122,438)

Total Class B	1,015,262	343,248

Class C Shares
Proceeds from shares issued	17,860,750	3,181,106
Dividends reinvested	20	2,483
Cost of shares redeemed (a)	(3,059,282)	(458,128)

Total Class C	14,801,488	2,725,461

Class R Shares
Proceeds from shares issued	996,942	150
Dividends reinvested	67	6
Cost of shares redeemed (a)	(47,598)	(151)

Total Class R	949,411	5

See Accompanying Notes to Financial Statements.

2007 Annual Report 97

Statements of Changes in Net Assets (Continued)

	Nationwide Worldwide
	Leaders Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$10,014	$2,774,186
Dividends reinvested	88	88
Cost of shares redeemed(a)	–	(7,404,957	)(d)

Total Institutional Service Class	10,102	(4,630,683)

Institutional Class Shares
Proceeds from shares issued	1	–
Dividends reinvested	7	9

Total Institutional Class	8	9

Change in net assets from capital transactions:	$22,812,912	$(1,123,361)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,610,722	715,404
Reinvested	8,133	15,454
Redeemed	(1,164,979)	(685,963)

Total Class A Shares	453,876	44,895

Class B Shares
Issued	83,267	45,706
Reinvested	–	55
Redeemed	(5,294)	(12,072)

Total Class B Shares	77,973	33,689

Class C Shares
Issued	1,385,286	307,345
Reinvested	2	246
Redeemed	(239,035)	(44,710)

Total Class C Shares	1,146,253	262,881

Class R Shares
Issued	73,510	14
Reinvested	5	1
Redeemed	(3,419)	(15)

Total Class R Shares	70,096	–

Institutional Service Class Shares
Issued	802	279,598
Reinvested	7	8
Redeemed	–	(693,392	)(d)

Total Institutional Service Class Shares	809	(413,786)

Institutional Class Shares
Issued	– (b)	–
Reinvested	– (b)	1

Total Institutional Class Shares	– (b)	1

Total change in shares:	1,749,007	(72,320)

(a)	Includes redemption fees, if any.
(b)	Amount less than 1 share.
(c)	Includes realized gain as a result of a redemption in kind (Note 10).
(d)	Includes redemption as a result of a redemption in kind (Note 10).

See Accompanying Notes to Financial Statements.

98 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Mid Cap Growth Leaders Fund

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total			Net Assets	Ratio of
	Value,	Investment	Unrealized	from	Net Asset		at End of	Expenses
	Beginning	Income	Gains on	Investment	Value, End	Total	Period	to Average
	of Period	(Loss)	Investments	Activities	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80	$11.30	32.94%	$6,441	1.55%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	$11.52	1.95%	$5,769	1.50%
Year Ended October 31, 2005	$11.52	(0.09)	2.32	2.23	$13.75	19.36%	$6,624	1.52%
Year Ended October 31, 2006	$13.75	(0.09)	1.45	1.36	$15.11	9.89%	$6,926	1.48%
Year Ended October 31, 2007 (h)	$15.11	(0.12)	3.51	3.39	$18.50	22.44%	$8,128	1.51%
Class B Shares
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58	$10.61	32.13%	$3,663	2.24%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	$10.74	1.23%	$3,324	2.20%
Year Ended October 31, 2005	$10.74	(0.19)	2.19	2.00	$12.74	18.62%	$3,387	2.22%
Year Ended October 31, 2006	$12.74	(0.19)	1.36	1.17	$13.91	9.18%	$3,096	2.17%
Year Ended October 31, 2007 (h)	$13.91	(0.22)	3.22	3.00	$16.91	21.57%	$2,604	2.20%
Class C Shares
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58	$10.62	32.09%	$69	2.24%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	$10.75	1.22%	$77	2.20%
Year Ended October 31, 2005 (h)	$10.75	(0.18)	2.18	2.00	$12.75	18.60%	$429	2.23%
Year Ended October 31, 2006	$12.75	(0.18)	1.35	1.17	$13.92	9.18%	$741	2.16%
Year Ended October 31, 2007 (h)	$13.92	(0.22)	3.22	3.00	$16.92	21.55%	$1,191	2.19%
Class D Shares
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87	$11.47	33.37%	$11,747	1.24%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	$11.73	2.27%	$10,857	1.20%
Year Ended October 31, 2005	$11.73	(0.06)	2.38	2.32	$14.05	19.78%	$11,232	1.22%
Year Ended October 31, 2006	$14.05	(0.04)	1.49	1.45	$15.50	10.32%	$10,614	1.17%
Year Ended October 31, 2007 (h)	$15.50	(0.07)	3.60	3.53	$19.03	22.77%	$11,333	1.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	(1.27%)	1.99%	(1.71%)	365.45%
Year Ended October 31, 2004	(0.97%)	1.98%	(1.44%)	405.85%
Year Ended October 31, 2005	(0.74%)	1.82%	(1.03%)	149.29%
Year Ended October 31, 2006	(0.57%)	1.54%	(0.64%)	164.51%
Year Ended October 31, 2007 (h)	(0.72%)	1.51%	(0.72%)	158.95%
Class B Shares
Year Ended October 31, 2003	(1.96%)	2.68%	(2.40%)	365.45%
Year Ended October 31, 2004	(1.66%)	2.67%	(2.13%)	405.85%
Year Ended October 31, 2005	(1.43%)	2.52%	(1.72%)	149.29%
Year Ended October 31, 2006	(1.25%)	2.24%	(1.32%)	164.51%
Year Ended October 31, 2007 (h)	(1.40%)	2.21%	(1.41%)	158.95%
Class C Shares
Year Ended October 31, 2003	(1.96%)	2.69%	(2.41%)	365.45%
Year Ended October 31, 2004	(1.65%)	2.69%	(2.14%)	405.85%
Year Ended October 31, 2005 (h)	(1.45%)	2.46%	(1.69%)	149.29%
Year Ended October 31, 2006	(1.29%)	2.23%	(1.35%)	164.51%
Year Ended October 31, 2007 (h)	(1.42%)	2.19%	(1.42%)	158.95%
Class D Shares
Year Ended October 31, 2003	(0.96%)	1.69%	(1.40%)	365.45%
Year Ended October 31, 2004	(0.66%)	1.67%	(1.13%)	405.85%
Year Ended October 31, 2005	(0.43%)	1.52%	(0.72%)	149.29%
Year Ended October 31, 2006	(0.26%)	1.24%	(0.33%)	164.51%
Year Ended October 31, 2007 (h)	(0.41%)	1.20%	(0.41%)	158.95%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 99

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Mid Cap Growth Leaders Fund (Continued)

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total			Net Assets	Ratio of
	Value,	Investment	Unrealized	from	Net Asset		at End of	Expenses
	Beginning	Income	Gains on	Investment	Value, End	Total	Period	to Average
	of Period	(Loss)	Investments	Activities	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (f)	$11.47	(0.11)	0.32	0.21	$11.68	1.83%	$1	1.72%
Year Ended October 31, 2005	$11.68	(0.11)	2.36	2.25	$13.93	19.26%	$1	1.60%
Year Ended October 31, 2006	$13.93	(0.09)	1.47	1.38	$15.31	9.91%	$1	1.53%
Year Ended October 31, 2007 (h)	$15.31	(0.20)	3.54	3.34	$18.65	21.82%	$2	1.95%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$11.23	(0.01)	0.51	0.50	$11.73	4.45%	$1	1.08%
Year Ended October 31, 2005	$11.73	(0.05)	2.36	2.31	$14.04	19.69%	$16,263	1.23%
Year Ended October 31, 2006	$14.04	(0.05)	1.49	1.44	$15.48	10.26%	$14,894	1.17%
Year Ended October 31, 2007 (h)	$15.48	(0.07)	3.60	3.53	$19.01	22.80%	$18,289	1.20%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	(1.16%)	2.09%	(1.53%)	405.85%
Year Ended October 31, 2005	(0.83%)	1.90%	(1.13%)	149.29%
Year Ended October 31, 2006	(0.63%)	1.57%	(0.66%)	164.51%
Year Ended October 31, 2007 (h)	(1.17%)	1.96%	(1.19%)	158.95%
Institutional Class Shares
Period Ended October 31, 2004 (g)	(0.69%)	2.50%	(2.11%)	405.85%
Year Ended October 31, 2005	(0.51%)	1.43%	(0.71%)	149.29%
Year Ended October 31, 2006	(0.26%)	1.24%	(0.33%)	164.51%
Year Ended October 31, 2007 (h)	(0.41%)	1.20%	(0.41%)	158.95%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

100 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Leaders Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net	Net		Net Asset
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	$9.46	– (i)	1.98	1.98	(0.04)	–	(0.04)	$11.40	20.97%
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	–	–	–	$12.54	10.00%
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)	(0.76)	(0.84)	$13.92	18.12%
Year Ended October 31, 2006	$13.92	0.11	1.83	1.94	(0.20)	(1.49)	(1.69)	$14.17	15.16%
Year Ended October 31, 2007 (h)	$14.17	0.04	2.30	2.34	(0.02)	(1.14)	(1.16)	$15.35	17.53%
Class B Shares
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88	(0.01)	–	(0.01)	$11.27	20.08%
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	–	–	–	$12.32	9.32%
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)	(0.76)	(0.78)	$13.62	17.25%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.15)	(1.49)	(1.64)	$13.78	14.35%
Year Ended October 31, 2007 (h)	$13.78	(0.05)	2.23	2.18	–	(1.14)	(1.14)	$14.82	16.78%
Class C Shares
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88	(0.01)	–	(0.01)	$11.27	20.08%
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	–	–	–	$12.31	9.32%
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)	(0.76)	(0.79)	$13.62	17.30%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.16)	(1.49)	(1.65)	$13.77	14.32%
Year Ended October 31, 2007 (h)	$13.77	(0.05)	2.22	2.17	–	(1.14)	(1.14)	$14.80	16.71%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of Net
			Ratio of		Ratio of	Investment
			Net		Expenses	Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	$1,351	1.45%	(0.04%	)	3.23%	(1.82%	)	196.86%
Year Ended October 31, 2004	$1,445	1.47%	(0.31%	)	2.61%	(1.46%	)	230.95%
Year Ended October 31, 2005	$5,309	1.51%	0.94%		1.80%	0.65%		522.67%
Year Ended October 31, 2006	$7,117	1.56%	0.72%		1.75%	0.52%		599.86%
Year Ended October 31, 2007 (h)	$8,459	1.52%	0.30%		1.68%	0.14%		759.85%
Class B Shares
Year Ended October 31, 2003	$350	2.20%	(0.74%	)	4.11%	(2.65%	)	196.86%
Year Ended October 31, 2004	$410	2.20%	(1.05%	)	3.34%	(2.20%	)	230.95%
Year Ended October 31, 2005	$769	2.20%	0.32%		2.55%	(0.04%	)	522.67%
Year Ended October 31, 2006	$1,096	2.27%	(0.06%	)	2.47%	(0.27%	)	599.86%
Year Ended October 31, 2007 (h)	$1,098	2.20%	(0.37%	)	2.36%	(0.52%	)	759.85%
Class C Shares
Year Ended October 31, 2003	$358	2.20%	(0.82%	)	3.95%	(2.57%	)	196.86%
Year Ended October 31, 2004	$404	2.20%	(1.05%	)	3.34%	(2.20%	)	230.95%
Year Ended October 31, 2005	$2,046	2.20%	0.40%		2.43%	0.18%		522.67%
Year Ended October 31, 2006	$3,606	2.27%	(0.06%	)	2.47%	(0.27%	)	599.86%
Year Ended October 31, 2007 (h)	$3,686	2.21%	(0.38%	)	2.35%	(0.52%	)	759.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

2007 Annual Report 101

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Leaders Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net	Net		Net Asset
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Value, End	Total
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)

Class R Shares
Period Ended October 31, 2003 (f)	$10.98	(0.01)	0.31	0.30	–	–	–	$11.28	2.73%
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	–	–	–	$12.37	9.66%
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)	(0.76)	(0.84)	$13.73	18.19%
Year Ended October 31, 2006	$13.73	0.07	1.81	1.88	(0.19)	(1.49)	(1.68)	$13.93	14.87%
Year Ended October 31, 2007 (h)	$13.93	0.03	2.22	2.25	(0.01)	(1.14)	(1.15)	$15.03	17.13%
Institutional Service Class Shares
Year Ended October 31, 2003	$9.47	– (i)	1.99	1.99	(0.04)	–	(0.04)	$11.42	21.10%
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	–	–	–	$12.57	10.07%
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)	(0.76)	(0.85)	$13.96	18.23%
Year Ended October 31, 2006 (h)	$13.96	0.31	1.66	1.97	(0.09)	(1.49)	(1.58)	$14.35	15.27%
Year Ended October 31, 2007 (h)	$14.35	0.09	2.33	2.42	(0.05)	(1.14)	(1.19)	$15.58	17.84%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$12.22	(0.01)	0.37	0.36	–	–	–	$12.58	2.95%
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)	(0.76)	(0.88)	$13.96	18.37%
Year Ended October 31, 2006	$13.96	0.15	1.85	2.00	(0.23)	(1.49)	(1.72)	$14.24	15.60%
Year Ended October 31, 2007 (h)	$14.24	0.11	2.29	2.40	(0.05)	(1.14)	(1.19)	$15.45	17.85%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of Net
			Ratio of		Ratio of	Investment
			Net		Expenses	Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End of	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (f)	$1	1.80%	(1.11%	)	1.90%	(1.21%	)	196.86%
Year Ended October 31, 2004	$1	1.81%	(0.69%	)	2.91%	(1.79%	)	230.95%
Year Ended October 31, 2005	$1	1.45%	1.04%		1.79%	0.70%		522.67%
Year Ended October 31, 2006	$2	1.80%	0.50%		2.02%	0.28%		599.86%
Year Ended October 31, 2007 (h)	$64	1.76%	0.20%		1.90%	0.06%		759.85%
Institutional Service Class Shares
Year Ended October 31, 2003	$1,395	1.38%	0.01%		3.06%	(1.67%	)	196.86%
Year Ended October 31, 2004	$2,377	1.41%	(0.27%	)	2.56%	(1.42%	)	230.95%
Year Ended October 31, 2005	$6,674	1.43%	0.98%		1.75%	0.66%		522.67%
Year Ended October 31, 2006 (h)	$431	1.44%	2.27%		1.54%	2.18%		599.86%
Year Ended October 31, 2007 (h)	$507	1.24%	0.60%		1.39%	0.45%		759.85%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$1	1.12%	(0.17%	)	2.44%	(1.50%	)	230.95%
Year Ended October 31, 2005	$1	1.20%	1.23%		1.77%	0.72%		522.67%
Year Ended October 31, 2006	$1	1.22%	1.08%		1.41%	0.89%		599.86%
Year Ended October 31, 2007 (h)	$5,858	1.20%	0.78%		1.36%	0.62%		759.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

102 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Small Cap Leaders Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2005 (f)	$10.00	(0.01)	0.09	0.08	–
Year Ended October 31, 2006	$10.08	– (g)	3.04	3.04	(0.02)
Year Ended October 31, 2007	$12.91	(0.05)	1.03	0.98	–
Class B Shares
Period Ended October 31, 2005 (f)	$10.00	(0.02)	0.05	0.03	–
Year Ended October 31, 2006	$10.03	(0.04)	2.96	2.92	– (g)
Year Ended October 31, 2007	$12.76	(0.14)	1.01	0.87	–
Class C Shares
Period Ended October 31, 2005 (f)	$10.00	(0.04)	0.08	0.04	–
Year Ended October 31, 2006	$10.04	(0.05)	2.98	2.93	– (g)
Year Ended October 31, 2007	$12.78	(0.13)	0.99	0.86	–
Class R Shares
Period Ended October 31, 2005 (f)	$10.00	(0.06)	0.11	0.05	–
Year Ended October 31, 2006	$10.05	– (g)	3.00	3.00	(0.02)
Year Ended October 31, 2007	$12.84	(0.06)	0.99	0.93	–
Institutional Service Class Shares
Period Ended October 31, 2005 (f)	$10.00	– (g)	0.10	0.10	–
Year Ended October 31, 2006	$10.10	0.01	3.06	3.07	(0.03)
Year Ended October 31, 2007	$12.95	(0.05)	1.04	0.99	–
Institutional Class Shares
Period Ended October 31, 2005 (f)	$10.00	(0.01)	0.12	0.11	–
Year Ended October 31, 2006	$10.11	0.07	3.02	3.09	(0.03)
Year Ended October 31, 2007	$12.98	– (g)	1.01	1.01	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2005 (f)	–	–	$10.08	0.80%	$5,449	1.80%
Year Ended October 31, 2006	(0.19)	(0.21)	$12.91	30.65%	$21,484	1.61%
Year Ended October 31, 2007	(1.08)	(1.08)	$12.81	7.82%	$21,832	1.59%
Class B Shares
Period Ended October 31, 2005 (f)	–	–	$10.03	0.30%	$888	2.49%
Year Ended October 31, 2006	(0.19)	(0.19)	$12.76	29.55%	$1,783	2.35%
Year Ended October 31, 2007	(1.08)	(1.08)	$12.55	7.00%	$2,361	2.33%
Class C Shares
Period Ended October 31, 2005 (f)	–	–	$10.04	0.40%	$5,657	2.49%
Year Ended October 31, 2006	(0.19)	(0.19)	$12.78	29.63%	$11,686	2.35%
Year Ended October 31, 2007	(1.08)	(1.08)	$12.56	6.90%	$20,302	2.34%
Class R Shares
Period Ended October 31, 2005 (f)	–	–	$10.05	0.50%	$1	2.26%
Year Ended October 31, 2006	(0.19)	(0.21)	$12.84	30.32%	$6	1.95%
Year Ended October 31, 2007	(1.08)	(1.08)	$12.69	7.45%	$534	1.95%
Institutional Service Class Shares
Period Ended October 31, 2005 (f)	–	–	$10.10	1.00%	$1	1.57%
Year Ended October 31, 2006	(0.19)	(0.22)	$12.95	30.83%	$86	1.50%
Year Ended October 31, 2007	(1.08)	(1.08)	$12.86	7.88%	$1,038	1.56%
Institutional Class Shares
Period Ended October 31, 2005 (f)	–	–	$10.11	1.10%	$4,045	1.49%
Year Ended October 31, 2006	(0.19)	(0.22)	$12.98	31.03%	$5,308	1.35%
Year Ended October 31, 2007	(1.08)	(1.08)	$12.91	8.03%	$4,210	1.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
	Ratio of		Ratio of	Investment
	Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Period Ended October 31, 2005 (f)	(0.20%	)	2.36%	(0.76%	)	372.55%
Year Ended October 31, 2006	(0.05%	)	1.66%	(0.10%	)	440.62%
Year Ended October 31, 2007	(0.39%	)	1.59%	(0.40%	)	412.18%
Class B Shares
Period Ended October 31, 2005 (f)	(0.88%	)	3.00%	(1.39%	)	372.55%
Year Ended October 31, 2006	(0.50%	)	2.40%	(0.55%	)	440.62%
Year Ended October 31, 2007	(1.17%	)	2.33%	(1.17%	)	412.18%
Class C Shares
Period Ended October 31, 2005 (f)	(0.90%	)	3.04%	(1.45%	)	372.55%
Year Ended October 31, 2006	(0.57%	)	2.40%	(0.63%	)	440.62%
Year Ended October 31, 2007	(1.18%	)	2.34%	(1.18%	)	412.18%
Class R Shares
Period Ended October 31, 2005 (f)	(0.74%	)	3.03%	(1.51%	)	372.55%
Year Ended October 31, 2006	(0.46%	)	1.99%	(0.50%	)	440.62%
Year Ended October 31, 2007	(1.19%	)	1.95%	(1.19%	)	412.18%
Institutional Service Class Shares
Period Ended October 31, 2005 (f)	(0.04%	)	2.21%	(0.69%	)	372.55%
Year Ended October 31, 2006	(0.56%	)	1.54%	(0.60%	)	440.62%
Year Ended October 31, 2007	(0.87%	)	1.56%	(0.87%	)	412.18%
Institutional Class Shares
Period Ended October 31, 2005 (f)	0.05%		2.29%	(0.89%	)	372.55%
Year Ended October 31, 2006	0.62%		1.40%	0.57%		440.62%
Year Ended October 31, 2007	(0.01%	)	1.32%	(0.01%	)	412.18%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

2007 Annual Report 103

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide U.S. Growth Leaders Fund

		Investment Activities			Distributions

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net		Net Asset
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End of	Total
	of Period	(Loss)	Investments	Activities	Gains	Distributions	Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73	–	–	$8.22	49.73%
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27	–	–	$8.49	3.28%
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47	–	–	$9.96	17.31%
Year Ended October 31, 2006	$9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	$9.57	1.77%	(j)
Year Ended October 31, 2007	$9.57	(0.08)	2.87	2.79	–	–	$12.36	29.29%
Class B Shares
Year Ended October 31, 2003 (f)	$5.40	(0.11)	2.74	2.63	–	–	$8.03	48.70%
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21	–	–	$8.24	2.62%
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35	–	–	$9.59	16.38%
Year Ended October 31, 2006	$9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.13	1.18%	(j)
Year Ended October 31, 2007	$9.13	(0.15)	2.74	2.59	–	–	$11.72	28.37%
Class C Shares
Year Ended October 31, 2003 (f)	$5.44	(0.13)	2.77	2.64	–	–	$8.08	48.53%
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21	–	–	$8.29	2.60%
Year Ended October 31, 2005	$8.29	(0.15)	1.51	1.36	–	–	$9.65	16.41%
Year Ended October 31, 2006	$9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.19	1.18%	(j)
Year Ended October 31, 2007	$9.19	(0.15)	2.76	2.61	–	–	$11.80	28.40%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
						Ratio of		Income (Loss)
				Ratio of Net		Expenses		(Prior to
	Net Assets	Ratio of		Investment		(Prior to		Reimbursements)
	at End of	Expenses		Income (Loss)		Reimbursements)		to Average
	Period	to Average		to Average		to Average		Net		Portfolio
	(000’s)	Net Assets (c)		Net Assets (c)		Net Assets (c)(d)		Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	$8,714	1.59%		(1.02%	)	2.10%		(1.54%	)	637.45%
Year Ended October 31, 2004	$21,273	1.64%		(1.06%	)	1.80%		(1.23%	)	510.91%
Year Ended October 31, 2005	$76,762	1.56%		(0.89%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	$86,364	1.46%	(k)	(0.52%	)(k)	1.48%	(k)	(0.54%	)(k)	389.34%
Year Ended October 31, 2007	$84,973	1.50%		(0.69%	)	1.51%		(0.70%	)	334.26%
Class B Shares
Year Ended October 31, 2003 (f)	$2,023	2.30%		(1.72%	)	2.96%		(2.38%	)	637.45%
Year Ended October 31, 2004	$2,572	2.30%		(1.71%	)	2.45%		(1.86%	)	510.91%
Year Ended October 31, 2005	$4,253	2.24%		(1.53%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	$6,072	2.15%	(k)	(1.24%	)(k)	2.18%	(k)	(1.27%	)(k)	389.34%
Year Ended October 31, 2007	$6,324	2.21%		(1.40%	)	2.21%		(1.40%	)	334.26%
Class C Shares
Year Ended October 31, 2003 (f)	$1,606	2.30%		(1.76%	)	2.60%		(2.07%	)	637.45%
Year Ended October 31, 2004	$4,000	2.30%		(1.74%	)	2.47%		(1.91%	)	510.91%
Year Ended October 31, 2005	$22,774	2.22%		(1.56%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	$36,040	2.15%	(k)	(1.23%	)(k)	2.18%	(k)	(1.25%	)(k)	389.34%
Year Ended October 31, 2007	$34,820	2.21%		(1.40%	)	2.21%		(1.40%	)	334.26%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	Net investment income (loss) is based on average shares outstanding during the period.

(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)	There were no fee reductions during the period.
(j)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.

(k)	Excludes reimbursement from the Investment Adviser.

(l)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

104 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide U.S. Growth Leaders Fund (Continued)

		Investment Activities			Distributions

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net		Net Asset
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End of	Total
	of Period	(Loss)	Investments	Activities	Gains	Distributions	Period	Return (a)(b)

Class R Shares
Period Ended October 31, 2003 (g)	$7.49	(0.01)	0.56	0.55	–	–	$8.04	7.34%
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23	–	–	$8.27	2.86%
Year Ended October 31, 2005	$8.27	–(l )	1.44	1.44	–	–	$9.71	17.41%
Year Ended October 31, 2006	$9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	$9.29	1.60%	(j)
Year Ended October 31, 2007	$9.29	(0.10)	2.78	2.68	–	–	$11.97	28.85%
Institutional Service Class Shares
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77	–	–	$8.31	50.00%
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28	–	–	$8.59	3.37%
Year Ended October 31, 2005	$8.59	(0.07)	1.56	1.49	–	–	$10.08	17.35%
Year Ended October 31, 2006	$10.08	(0.06)	0.30	0.24	(0.60)	(0.60)	$9.72	1.95%	(j)
Year Ended October 31, 2007	$9.72	(0.09)	2.95	2.86	–	–	$12.58	29.69%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$8.62	(0.02)	(0.01)	(0.03)	–	–	$8.59	(0.35%	)
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52	–	–	$10.11	17.69%
Year Ended October 31, 2006	$10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	$9.75	2.16%	(j)
Year Ended October 31, 2007	$9.75	(0.04)	2.93	2.89	–	–	$12.64	29.64%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
						Ratio of		Income (Loss)
				Ratio of Net		Expenses		(Prior to
	Net Assets	Ratio of		Investment		(Prior to		Reimbursements)
	at End of	Expenses		Income (Loss)		Reimbursements)		to Average
	Period	to Average		to Average		to Average		Net		Portfolio
	(000’s)	Net Assets (c)		Net Assets (c)		Net Assets (c)(d)		Assets (c)(d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (g)	$1	1.90%		(1.64%	)	2.00%		(1.74%	)	637.45%
Year Ended October 31, 2004	$1	1.89%		(1.33%	)	2.20%		(1.64%	)	510.91%
Year Ended October 31, 2005	$637	1.54%		(0.93%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	$1,037	1.70%	(k)	(0.79%	)(k)	1.72%	(k)	(0.80%	)(k)	389.34%
Year Ended October 31, 2007	$1,734	1.81%		(1.02%	)	1.81%		(1.02%	)	334.26%
Institutional Service Class Shares
Year Ended October 31, 2003	$6,563	1.50%		(0.94%	)	2.00%		(1.44%	)	637.45%
Year Ended October 31, 2004	$7,008	1.54%		(0.93%	)	1.68%		(1.08%	)	510.91%
Year Ended October 31, 2005	$8,806	1.48%		(0.77%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	$719	1.30%	(k)	(0.11%	)(k)	1.33%	(k)	(0.14%	)(k)	389.34%
Year Ended October 31, 2007	$516	1.28%		(0.46%	)	1.29%		(0.46%	)	334.26%
Institutional Class Shares
Period Ended October 31, 2004 (h)	$234	1.30%		(0.83%	)	1.54%		(1.07%	)	510.91%
Year Ended October 31, 2005	$1,737	1.23%		(0.55%	)	(i)		(i)		442.04%
Year Ended October 31, 2006	$4,601	1.17%	(k)	(0.29%	)(k)	1.19%	(k)	(0.31%	)(k)	389.34%
Year Ended October 31, 2007	$4,736	1.21%		(0.39%	)	1.22%		(0.39%	)	334.26%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions during the period.
(j)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(k)	Excludes reimbursement from the Investment Adviser.
(l)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

2007 Annual Report 105

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Worldwide Leaders Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net			Net Asset
	Beginning	Income	Gains on	Investment	Investment	Total	Redemption	Value, End	Total
	of Period	(Loss)	Investments	Activities	Income	Distributions	Fees	of Period	Return (a)(b)

Class A Shares
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51	–	–	–	$7.01	27.45%
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51	–	–	–	$7.52	7.28%
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	(0.03)	–	$9.25	23.44%
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42	(0.05)	(0.05)	–	$11.62	26.22%
Year Ended October 31, 2007	$11.62	–(j )	3.77	3.77	(0.03)	(0.03)	0.01	$15.37	32.61%
Class B Shares
Year Ended October 31, 2003 (f)	$5.41	(0.04)	1.48	1.44	–	–	–	$6.85	26.62%
Year Ended October 31, 2004	$6.85	–(j )	0.45	0.45	–	–	–	$7.30	6.57%
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	(0.02)	–	$8.94	22.70%
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25	(0.01)	(0.01)	–	$11.18	25.22%
Year Ended October 31, 2007	$11.18	(0.07)	3.60	3.53	–	–	0.01	$14.72	31.66%
Class C Shares
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45	–	–	–	$6.89	26.65%
Year Ended October 31, 2004	$6.89	–(j )	0.44	0.44	–	–	–	$7.33	6.39%
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	(0.02)	–	$8.97	22.81%
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27	(0.02)	(0.02)	–	$11.22	25.19%
Year Ended October 31, 2007	$11.22	(0.07)	3.62	3.55	–(j )	–	0.01	$14.78	31.73%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratio of Net
					Ratio of	Investment
			Ratio of Net		Expenses	Income (Loss)
			Investment		(Prior to	(Prior to
	Net Assets	Ratio of	Income (Loss)		Reimbursements)	Reimbursements)
	at End of	Expenses	to Average		to Average	to Average
	Period	to Average	Net		Net	Net		Portfolio
	(000’s)	Net Assets (c)	Assets (c)		Assets (c)(d)	Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	$34,889	1.67%	(0.47%	)	(h)	(h)		689.06%
Year Ended October 31, 2004	$30,707	1.70%	0.53%		1.85%	0.38%		495.62%
Year Ended October 31, 2005	$32,404	1.69%	(0.26%	)	1.94%	(0.50%	)	352.57%
Year Ended October 31, 2006	$41,219	1.62%	0.42%		1.68%	0.36%		298.51%
Year Ended October 31, 2007	$61,525	1.58%	0.02%		1.58%	0.01%		257.25%
Class B Shares
Year Ended October 31, 2003 (f)	$96	2.39%	(0.72%	)	(h)	(h)		689.06%
Year Ended October 31, 2004	$122	2.40%	(0.13%	)	2.57%	(0.30%	)	495.62%
Year Ended October 31, 2005	$343	2.41%	(0.94%	)	2.64%	(1.18%	)	352.57%
Year Ended October 31, 2006	$806	2.33%	(0.24%	)	2.40%	(0.31%	)	298.51%
Year Ended October 31, 2007	$2,209	2.32%	(0.79%	)	2.32%	(0.79%	)	257.25%
Class C Shares
Year Ended October 31, 2003	$19	2.38%	(0.84%	)	(h)	(h)		689.06%
Year Ended October 31, 2004	$25	2.40%	(0.08%	)	2.57%	(0.25%	)	495.62%
Year Ended October 31, 2005	$676	2.41%	(0.90%	)	2.65%	(1.15%	)	352.57%
Year Ended October 31, 2006	$3,795	2.32%	(0.26%	)	2.40%	(0.33%	)	298.51%
Year Ended October 31, 2007	$21,935	2.32%	(0.80%	)	2.32%	(0.80%	)	257.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(f)	Net investment income (loss) is based on average shares outstanding during the period.

(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.

(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

106 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Worldwide Leaders Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net			Net Asset
	Beginning	Income	Gains on	Investment	Investment	Total	Redemption	Value, End	Total
	of Period	(Loss)	Investments	Activities	Income	Distributions	Fees	of Period	Return (a)(b)

Class R Shares
Period Ended October 31, 2003(g)	$6.55	(0.01)	0.32	0.31	–	–	–	$6.86	4.73%
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47	–	–	–	$7.33	7.00%
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	(0.03)	–	$9.02	23.33%
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32	(0.04)	(0.04)	–	$11.30	25.78%
Year Ended October 31, 2007	$11.30	–(j )	3.62	3.62	(0.02)	(0.02)	0.01	$14.91	32.16%
Institutional Service Class Shares
Year Ended October 31, 2003	$5.54	–(j )	1.54	1.54	–	–	–	$7.08	27.80%
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52	–	–	–	$7.60	7.34%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	(0.03)	–	$9.35	23.48%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	(0.05)	–	$11.74	26.17%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	(0.04)	0.01	$15.55	32.84%
Institutional Class Shares
Period Ended October 31, 2004(i)	$7.23	0.02	0.35	0.37	–	–	–	$7.60	5.12%
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81	(0.04)	(0.04)	–	$9.37	23.81%
Year Ended October 31, 2006	$9.37	0.07	2.40	2.47	(0.06)	(0.06)	–	$11.78	26.49%
Year Ended October 31, 2007	$11.78	0.03	3.84	3.87	(0.05)	(0.05)	0.01	$15.61	33.01%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
						Ratio of Net
					Ratio of	Investment
			Ratio of Net		Expenses	Income (Loss)
			Investment		(Prior to	(Prior to
	Net Assets	Ratio of	Income (Loss)		Reimbursements)	Reimbursements)
	at End of	Expenses	to Average		to Average	to Average
	Period	to Average	Net		Net	Net		Portfolio
	(000’s)	Net Assets (c)	Assets (c)		Assets (c)(d)	Assets (c)(d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003(g)	$1	1.87%	(1.05%	)	1.97%	(1.15%	)	689.06%
Year Ended October 31, 2004	$1	1.96%	0.28%		2.12%	0.12%		495.62%
Year Ended October 31, 2005	$1	1.75%	(0.33%	)	1.75%	(0.34%	)	352.57%
Year Ended October 31, 2006	$2	1.92%	0.11%		1.98%	0.06%		298.51%
Year Ended October 31, 2007	$1,048	1.84%	(0.70%	)	1.85%	(0.70%	)	257.25%
Institutional Service Class Shares
Year Ended October 31, 2003	$1,400	1.46%	0.12%		(h)	(h)		689.06%
Year Ended October 31, 2004	$1,373	1.65%	0.61%		1.80%	0.46%		495.62%
Year Ended October 31, 2005	$3,883	1.64%	(0.15%	)	1.89%	(0.40%	)	352.57%
Year Ended October 31, 2006(f)	$20	1.65%	0.15%		1.70%	0.11%		298.51%
Year Ended October 31, 2007	$39	1.42%	0.17%		1.42%	0.17%		257.25%
Institutional Class Shares
Period Ended October 31, 2004(i)	$1	1.40%	0.72%		1.70%	0.42%		495.62%
Year Ended October 31, 2005	$1	1.40%	0.04%		1.73%	(0.32%	)	352.57%
Year Ended October 31, 2006	$2	1.32%	0.72%		1.42%	0.62%		298.51%
Year Ended October 31, 2007	$2	1.32%	0.26%		1.32%	0.26%		257.25%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	There were no fee reductions during the period.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

2007 Annual Report 107

Nationwide Worldwide Leaders Fund (Continued)

Nationwide China Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide China Opportunities Fund (Class A at NAV) returned 145.79% versus 113.45% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds (consisting of 53 funds as of Oct. 31, 2007) was 121.03% for the same time period.

Can you describe the market environment during the reporting period?

China’s stocks continued to gain strength during the reporting period, supported by robust economic growth. Valuations reflect expectations of higher corporate earnings on the back of heavy investment in infrastructure and rising consumer expenditures. In February, talk of a possible intervention in Shanghai to reduce illegal market activity prompted a sharp sell-off. However, stocks recovered to record levels within a month. Monetary tightening continued in China during the reporting period, with interest rates raised five times. Strong liquidity in the Shanghai stock market and high-end property markets indicated that further tightening measures may be introduced. Valuations in Hong Kong, where the Fund has the majority of its exposure, are high relative to other emerging markets and its own history, albeit lower than in Shanghai. Investor interest remains high, especially from mainland investors who can now gain access to blue-chip Chinese companies listed in Hong Kong for the first time.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, our effective stock selection added significant value to the Fund. China’s growing demand for energy has led to a surge in coal prices, and China Coal Energy Co. was the top contributor to Fund performance for the period. The company reported strong profits in the first half of the year along with impressive growth plans. Anhui Conch Cement Co. Ltd. also performed well as a result of robust demand driven by China’s construction boom. In April, Anhui Conch Cement, China’s biggest maker of construction materials, reported that first-quarter profit had risen by 36%. The Fund’s exposure to Shandong Weigao Group Medical Polymer Co. Ltd. also helped performance. The medical consumable and device manufacturer has seen strong sales as it develops successful higher-margin, sophisticated products.

What areas detracted from Fund performance?

The Fund’s lack of exposure to China COSCO Holdings Co. Ltd., Asia’s largest container-shipping line, detracted from performance during the reporting period. China COSCO has been benefiting from China’s strong economic growth, which has resulted in rising imports of coal and iron ore. Consequently, rates for carrying such commodities have risen significantly. Melco PBL Entertainment (Macau) Ltd. also detracted during the period. The casino gaming and entertainment developer suffered after several downgradings in May that resulted from delays and cost over-runs in the opening of its first casino. We subsequently exited from the stock. The Fund’s overweight position in Chinese shoe retailer Prime Success International Group Ltd. also detracted. The company’s own brand sales did not meet our expectations, and their OEM manufacturing margins were squeezed more than we had expected. Given management’s weak execution and communication, we exited the position.

What is your outlook for the near term?

The Chinese economy is showing few signs of losing its momentum. Rising incomes and urbanization remain key factors for China’s increased discretionary spending, while a robust export market continues to be a key feature of the economy. China is maintaining very high levels of investment as governments and corporations are spending their accumulated reserves and profits and reinvesting into the economy. Key growth factors, including industrialization and urbanization, remain, and during this reporting period, for the first time, China contributed more to world growth than the United States. While inflation cooled in September, it is likely that further monetary and administrative tightening measures will take place in the months to come in an attempt to further reduce the risk of overheating. Economic reform continues to be a top priority for the government. During the Communist Party Congress in October, Premier Wen Jiabao pledged to keep a tight grip on policy.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Charlie Awdry, CFA

108 Annual Report 2007

Nationwide China Opportunities Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	145.79%	55.75%	2.15%	2.00%
	w/SC3	131.62%	53.01%

Class B	w/o SC2	144.04%	54.64%	2.90%	2.75%
	w/SC4	139.04%	54.31%

Class C	w/o SC2	143.94%	54.59%	2.90%	2.75%
	w/SC5	142.94%	54.59%

Class R6		144.93%	55.24%	2.60%	2.45%

Institutional Service Class [6]		146.46%	56.07%	1.90%	1.75%

Institutional Class[6]		146.44%	56.17%	1.90%	1.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong Stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 109

Nationwide China Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide China Opportunities Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000	$1,838	$13.52	1.89%
	Hypothetical	[1]	$1,000	$1,016	$9.65	1.89%

Class B	Actual		$1,000	$1,832	$18.77	2.63%
	Hypothetical	[1]	$1,000	$1,012	$13.43	2.63%

Class C	Actual		$1,000	$1,831	$18.77	2.63%
	Hypothetical	[1]	$1,000	$1,012	$13.43	2.63%

Class R	Actual		$1,000	$1,836	$12.01	1.68%
	Hypothetical	[1]	$1,000	$1,017	$8.58	1.68%

Institutional Service Class	Actual		$1,000	$1,841	$11.60	1.62%
	Hypothetical	[1]	$1,000	$1,017	$8.27	1.62%

Institutional Class	Actual		$1,000	$1,841	$11.81	1.65%
	Hypothetical	[1]	$1,000	$1,017	$8.42	1.65%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

110 Annual Report 2007

Nationwide China Opportunities Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	93.9%
Repurchase Agreements	4.7%
Participation Notes	2.0%
Liabilities in excess of other assets	-0.6%

100.0%

Top Industries

Real Estate Management & Development	13.3%
Wireless Telecommunication Services	9.2%
Commercial Banks	9.0%
Oil, Gas & Consumable Fuels	8.6%
Insurance	8.1%
Metals & Mining	4.0%
Diversified Financial Services	3.7%
Marine	3.4%
Chemicals	2.9%
Specialty Retail	2.8%
Other	35.0%

100.0%

Top Holdings*

China Mobile Ltd.	6.3%
PetroChina Co. Ltd.	4.6%
China Construction Bank, Class H	3.9%
Hong Kong Exchanges & Clearing Ltd.	3.7%
China Life Insurance Co. Ltd.	3.2%
China Coal Energy Co., Class H	2.9%
Industrial & Commercial Bank of China	2.8%
China Mobile Ltd. ADR	2.7%
China Merchants Bank Co. Ltd.	2.3%
China Communications Construction Co. Ltd.	2.0%
Other	65.6%

100.0%

Top Ten Countries

Hong Kong	51.4%
China	38.2%
United States	4.1%
Singapore	2.4%
Cayman Islands	2.1%
Bermuda	0.8%
Canada	0.6%
United Kingdom	0.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 111

Statement of Investments
October 31, 2007

Nationwide China Opportunities Fund

Common Stocks (93.9%)

	Shares or
	Principal Amount	Value

BERMUDA (0.8%) (a)
Diversified Consumer Services (0.8%)
C C Land Holdings Ltd.	570,000	$1,130,145

CANADA (0.6%)
Metals & Mining (0.6%)
Silvercorp Metals, Inc.	96,600	945,133

CAYMAN ISLANDS (2.1%)
Consumer Goods (0.1%) (a)
Global Green Tech Group Ltd.	454,000	179,654

Hotels, Restaurants & Leisure (0.0%)
Home Inns & Hotels Management, Inc.	59	2,598

Media (1.6%)
Focus Media Holding Ltd.* ADR	38,100	2,362,200

Textiles, Apparel & Luxury Goods (0.4%) (a)
China Ting Group Holdings Ltd.	2,076,000	583,754

		3,128,206

CHINA (36.2%)
Chemicals (0.3%)
Sinopec Shanghai Petrochemical Co. Ltd. ADR	4,941	422,653

Commercial Banks (9.0%) (a)
China Construction Bank, Class H	5,026,000	5,713,993
China Merchants Bank Co. Ltd.	647,000	3,336,178
Industrial & Commercial Bank of China	4,328,000	4,133,809

		13,183,980

Construction & Engineering (2.0%) (a)
China Communications Construction Co. Ltd.	931,000	2,954,130

Construction Materials (1.4%) (a)
Anhui Conch Cement Co. Ltd.	204,000	2,037,593

Diversified Consumer Services (1.7%)
New Oriental Education & Technology Group, Inc. ADR*	28,200	2,524,464

Health Care Equipment & Supplies (1.1%)
China Medical Technologies, Inc. ADR	10,400	485,160
Shandong Weigao Group Medical Polymer Co. Ltd. (a)	504,000	1,122,679

		1,607,839

Insurance (6.5%)
China Life Insurance Co. ADR	20,000	2,034,200
China Life Insurance Co. Ltd. (a)	691,000	4,612,515

Ping An Insurance (Group) Co. of China Ltd. (a)	197,500	2,764,643

		9,411,358

Internet & Catalog Retail (0.3%)
Alibaba.Com Ltd.*	252,000	438,962

Manufacturing (0.6%) (a)
Yangzijiang Shipbuilding Holdings Ltd.*	498,000	887,038

Marine (1.6%) (a)
China Shipping Development Co. Ltd.	672,000	2,296,215

Metals & Mining (3.0%)
China Coal Energy Co., Class H*	1,260,000	4,275,375
Xinjiang Xinxin Mining Industry Co. Ltd.*	47,000	86,964

		4,362,339

Oil, Gas & Consumable Fuels (6.9%)
China Shenhua Energy Co. (a)	386,500	2,490,795
PetroChina Co. Ltd. (a)	2,594,000	6,697,613
PetroChina Co. Ltd. ADR	3,361	882,599

		10,071,007

Software (0.7%)
The9 Ltd.* ADR	33,700	1,069,975

Specialty Retail (0.6%)
China Dongxiang Group Co.*	1,170,385	895,522

Textiles, Apparel & Luxury Goods (0.5%) (a)
China Sky Chemical Fibre Co. Ltd.	383,000	634,739

		52,797,814

112 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

HONG KONG (51.4%)
Auto Components (1.9%) (a)
Minth Group Ltd.	676,000	$1,032,107
Xinyi Glass Holdings Co. Ltd.	1,248,000	1,703,694

		2,735,801

Chemicals (2.6%) (a)
China Bluechemical Ltd.	2,834,000	2,331,986
Sinofert Holdings Ltd.	1,488,000	1,403,631

		3,735,617

Consumer Goods (2.1%) (a)
Gome Electrical Appliances Holdings Ltd.	300,000	674,711
Parkson Retail Group Ltd.	205,000	2,339,750

		3,014,461

Containers & Packaging (0.5%) (a)
Vision Grande Group Holdings Ltd.	579,000	808,549

Diversified Financial Services (3.7%) (a)
Hong Kong Exchanges & Clearing Ltd.	162,000	5,408,065

Electronic Equipment & Instruments (1.2%) (a)
AAC Acoustic Technology Holdings, Inc.*	1,362,000	1,795,784

Energy Equipment & Services (1.1%) (a)
Anhui Tianda Oil Pipe Co., Class H	346,000	250,364
Dongfang Electrical Machinery	160,000	1,430,374

		1,680,738

Food Products (1.8%) (a)
China Mengniu Dairy Co.	608,000	2,582,916

Health Care Equipment & Supplies (0.0%)
Moulin Global Eyecare Holdings Ltd. (a)*	272,000	0

Household Products (1.0%) (a)
Huabao International Holdings Ltd.	1,530,000	1,458,786

Independent Power Producers & Energy Traders (1.4%) (a)
China Resources Power Holdings Co. Ltd.	544,000	2,035,095

Insurance (1.6%) (a)
China Insurance International Holdings Co. Ltd.*	729,000	2,379,928

Leisure Equipment & Products (1.3%) (a)
Li Ning Co. Ltd.	504,000	1,894,143

Machinery (0.9%) (a)
China Infrastructure Machinery	604,000	1,341,945

Multiline Retail (0.9%) (a)
Lifestyle International Holdings Ltd.	459,000	1,261,449

Oil, Gas & Consumable Fuels (1.7%) (a)
CNPC Hong Kong Ltd.	2,960,000	2,413,699

Real Estate Management & Development (13.3%)
Agile Property Holdings Ltd. (a)	800,000	1,941,671
Cheung Kong Holdings Ltd. (a)	106,000	2,079,275
Chinese Estates Holdings Ltd. (a)	699,193	1,417,131
E-House China Holdings Ltd.*	63,700	2,261,350
Hong Kong Construction Holdings Ltd. (a)	3,646,000	1,317,170
Kerry Properties Ltd. (a)	277,500	2,413,804
KWG Property*	782,000	1,473,168
Midland Holdings Ltd. (a)	682,000	844,710
New World Development Co. Ltd. (a)	784,276	2,826,777
Shimao Property Holdings Ltd. (a)	488,500	1,748,915
Shun Tak Holdings Ltd. (a)	508,000	802,023
Sino-Ocean Land Holdings Ltd.*	142,000	255,780

		19,381,774

Software (0.2%) (a)
Proactive Technology Holdings Ltd.*	300,000	324,708

Specialty Retail (2.2%) (a)
Dickson Concepts Ltd.	508,500	426,021
Esprit Holdings Ltd.	168,000	2,805,875

		3,231,896

Transportation (1.8%) (a)
Pacific Basin Shipping Ltd.	1,200,000	2,688,570

Transportation Infrastructure (1.0%) (a)
Dalian Port Co. Ltd., Class H	1,576,000	1,459,395

2007 Annual Report 113

Statement of Investments (Continued)
October 31, 2007

Nationwide China Opportunities Fund (Continued)

Common Stocks (continued)

	Shares of
	Principal Amount	Value

HONG KONG (continued)
Wireless Telecommunication Services (9.2%)
China Mobile Ltd. (a)	446,500	$9,230,882
China Mobile Ltd. ADR	37,309	3,868,197
Citic 1616 Holdings Ltd. (a)	980,000	318,553

		13,417,632

		75,050,951

SINGAPORE (2.4%) (a)
Marine (1.8%)
CosCo Corp. Singapore Ltd.	490,000	2,661,641

Water Utility (0.6%)
Sino-Environment Technology Group Ltd.*	346,000	801,226

		3,462,867

UNITED KINGDOM (0.4%) (a)
Metals & Mining (0.4%)
Prosperity Minerals Holdings Ltd.	153,294	550,363

Total Common Stocks (Cost $94,353,512)		137,065,479

Participation Notes (2.0%)
China (2.0%)
Shenzhen Development Bank 0.00%, 02/08/10	392,559	2,528,080
Tian Di Science & Technology Co. Ltd. 0.00%, 10/24/17	51,800	364,672
Total Participation Notes (Cost $2,173,347)		2,892,752

Repurchase Agreements (4.7%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,060,125, collateralized by U.S. Government Agency Mortgages with a market value of $3,120,910	$3,059,716	$3,059,716
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,815,687, collateralized by U.S. Government Agency Mortgages with a market value of $3,891,481	3,815,177	3,815,177

Total Repurchase Agreements (Cost $6,874,893)		6,874,893

Total Investments (Cost $103,401,752) (b) — 100.6%		146,833,124
Liabilities in excess of other assets — (0.6)%		(945,526)

NET ASSETS — 100.0%		$145,887,598

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

114 Annual Report 2007

Nationwide Emerging Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Emerging Markets Fund (Class A at NAV) returned 82.20% versus 68.33% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 257 funds as of Oct. 31, 2007) was 63.25% for the same period.

Can you describe the market environment during the reporting period?

In the last months of 2006, global equities enjoyed strong performance, fueled by strong corporate earnings growth and robust mergers-and-acquisitions (M&A) activity. Global investor risk appetite grew, sending many emerging markets to new highs. China’s stocks in particular rose at a rapid pace in the final months of 2006. Among the emerging markets, Latin America was the strongest-performing region; many countries in that part of the world are exporters of resources, and strong materials prices had a positive impact. The mood altered in the last week of February 2007 with a sharp sell-off in Shanghai that brought some global market realignment with more focus on the U.S. growth outlook and the health of the subprime mortgage market. The Japanese yen strengthened, raising fears that the “carry trade,” in which investors borrow yen to invest in higher-yielding assets, could unwind. Those fears proved unfounded, and emerging markets moved up again in March and April. Demand from China had a significant effect on the price of commodities such as steel and copper in the latter half of the reporting period. After a time of strong growth, however, July and August were characterized by heightened volatility driven by concerns about U.S. subprime mortgages affecting global markets. The period of instability prompted the Federal Reserve Board to cut interest rates by 50 basis points in September 2007. The perception of slowing U.S. growth helped reignite investor interest in emerging market assets, resulting in higher U.S. dollar inflows. In Asia, markets recovered with the energy sector rising strongly after record oil prices, notably in China and India.

What areas of investment provided the most positive relative returns for the Fund?

We increased exposure to infrastructure-related stocks during the reporting period, and Anhui Conch Cement Co. Ltd. was the top contributor as a result of robust demand driven by China’s construction boom. Bulk shipping company Pacific Basin Shipping Ltd. also added significant value to the Fund. Due to rising imports, the company has been able to increase its rates for coal and iron ore shipments. The Fund increased exposure to the telecommunications sector during the reporting period, including Bharti Airtel Ltd., which contributed positively to the Fund. The Indian telecommunications company has added value as a result of rapid growth in subscriber numbers.

What areas detracted from Fund performance?

The Fund’s underweight position in the industrials sector detracted from performance during the reporting period. In particular, underweight exposure to construction and engineering stocks detracted, as strong demand from China and India continued to keep these sectors buoyant. Consumer staples also detracted from Fund performance as Mexican stocks continued to be affected by the general slowdown in the United States. Slower sales growth had an effect on Fund holding Wal-Mart de México, S.A. de C.V., for example, which detracted from performance during the reporting period. The Fund’s holding in The India Cements Ltd. also undermined performance, with the company’s share prices falling back after the government announced moves to cap prices in a bid to dampen inflation; the Fund exited from this position. Industrial Bank of Korea also detracted from Fund performance. The Korean bank has been affected by concern about the impact of the slowdown in U.S. economic growth.

What is your outlook for the near term?

After a turbulent summer, emerging markets rebounded. While there is growing evidence that the U.S. economy is slowing, leading emerging economies such as China and India appear to be accelerating. This has reignited interest in emerging market assets, because these economies are viewed as offering investors potential for returns that outstrip those available in mature economies. Rising domestic investment and consumption in these key regions also make these markets attractive. Prospects for growth in Asia continue to support commodity prices, leading to positive implications for export-led markets such as Brazil and Peru. In Mexico, however, fears of a slowdown in the United States continue to weigh on the economy. Despite mixed economic data, President Calderon was finally able to pass his much-talked-about fiscal reform package, which is likely to enhance government spending in 2008.

Subadviser:

Gartmore Global Partners

Portfolio Manager:

Christopher Palmer, CFA

2007 Annual Report 115

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	82.20%	41.67%	20.85%	1.65%
	w/SC3	71.70%	40.03%	19.85%

Class B	w/o SC2	80.98%	40.74%	20.05%	2.31%
	w/SC4	75.98%	40.64%	20.05%

Class C5	w/o SC2	81.04%	40.74%	20.28%	2.31%
	w/SC6	80.04%	40.74%	20.28%

Class R [7,9]		81.85%	41.29%	20.38%	2.01%

Institutional Service Class [9]		82.87%	42.12%	21.28%	1.34%

Institutional Class[8,9]		82.77%	42.12%	21.28%	1.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

116 Annual Report 2007

Nationwide Emerging Markets Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Emerging Market Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,471.20	$11.09	1.78%
	Hypothetical	[1]	$1,000.00	$1,016.23	$9.09	1.78%

Class B	Actual		$1,000.00	$1,465.70	$15.35	2.47%
	Hypothetical	[1]	$1,000.00	$1,012.75	$12.61	2.47%

Class C	Actual		$1,000.00	$1,465.80	$15.35	2.47%
	Hypothetical	[1]	$1,000.00	$1,012.75	$12.61	2.47%

Class R	Actual		$1,000.00	$1,470.20	$12.27	1.97%
	Hypothetical	[1]	$1,000.00	$1,015.27	$10.06	1.97%

Institutional Service Class	Actual		$1,000.00	$1,473.30	$9.16	1.47%
	Hypothetical	[1]	$1,000.00	$1,017.79	$7.50	1.47%

Institutional Class	Actual		$1,000.00	$1,473.30	$9.16	1.47%
	Hypothetical	[1]	$1,000.00	$1,017.79	$7.50	1.47%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 117

Nationwide Emerging Markets Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	91.9%
Participation Notes	5.9%
Repurchase Agreements	3.5%
Liabilities in excess of other assets	-1.3%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	13.0%
Commercial Banks	12.3%
Metals & Mining	11.5%
Wireless Telecommunication Services	8.3%
Telecommunications	5.7%
Semiconductors & Semiconductor Equipment	5.7%
Insurance	3.9%
Construction & Engineering	3.8%
Electronic Equipment & Instruments	3.1%
Multiline Retail	2.8%
Other	29.9%

100.0%

Top Holdings*

Petroleo Brasileiro SA ADR	3.3%
China Mobile Ltd.	2.9%
Companhia Vale do Rio Doce, Preferred Shares, Class A	2.8%
PetroChina Co. Ltd.	2.6%
Gazprom ADR	2.2%
Lojas Renner SA	2.1%
America Movil SA de CV ADR, SERIES L ADR	2.1%
China Construction Bank, Class H	2.1%
Hon Hai Precision Industry Co. Ltd.	2.0%
Sberbank RF	1.9%
Other	76.0%

100.0%

Top Ten Countries

Brazil	15.3%
Republic of Korea	13.3%
Hong Kong	12.4%
Taiwan	9.6%
Russian Federation	9.0%
China	7.1%
India	6.5%
Mexico	5.2%
South Africa	4.2%
Malaysia	2.9%
Other	14.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

118 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Emerging Markets Fund

Common Stocks (91.9%)

	Shares	Value

BRAZIL (15.3%)
Commercial Banks (2.3%)
Banco Bradesco SA, Preferred Shares	53,820	$1,829,469
Unibanco GDR	10,500	1,659,420

		3,488,889

Consumer Finance (0.7%)
Redecard SA*	50,600	1,070,621

Diversified Financial Services (0.3%)
Bovespa Holding SA*	21,400	407,637

Diversified Telecommunication Services (1.1%)
Brasil Telecom Participacoes SA	21,679	1,612,701

Insurance (1.0%)
Porto Seguro SA	33,400	1,501,629

Metals & Mining (2.8%)
Companhia Vale do Rio Doce, Preferred Shares, Class A	132,930	4,195,848

Multiline Retail (2.1%)
Lojas Renner SA	131,000	3,218,580

Oil, Gas & Consumable Fuels (3.3%)
Petroleo Brasileiro SA ADR	51,300	4,905,819

Paper & Forest Products (0.8%)
Aracruz Celulose SA ADR	14,722	1,131,975

Transportation Infrastructure (0.9%)
Companhia de Consessoes Rodoviarias	75,595	1,390,147

		22,923,846

CAYMAN ISLANDS (0.8%)
Media (0.8%)
Focus Media Holding Ltd. ADR	8,800	1,165,600

CHINA (7.1%)
Construction Materials (1.4%) (a)
Anhui Conch Cement Co. Ltd.	210,200	2,099,520

Insurance (1.1%) (a)
Ping An Insurance (Group) Co. of China Ltd.	119,000	1,665,785

Internet & Catalog Retail (0.2%)
Alibaba.Com Ltd.*	150,649	262,417

Oil, Gas & Consumable Fuels (4.3%) (a)
China Shenhua Energy Co.	399,000	2,571,352
PetroChina Co. Ltd.	1,485,800	3,836,281

		6,407,633

Real Estate Management & Development (0.0%)
Soho China Ltd*	1,500	1,932

Specialty Retail (0.1%)
China Dongxiang Group Co.*	322,497	246,759

		10,684,046

CZECH REPUBLIC (1.6%) (a)
Electric Utility (1.6%)
CEZ AS	33,400	2,426,380

HONG KONG (12.4%) (a)
Chemicals (0.8%)
Sinofert Holdings Ltd.	1,256,000	1,184,785

Commercial Bank (2.1%)
China Construction Bank, Class H	2,786,000	3,167,367

Distributor (0.0%)
China Resources Enterprise Ltd.	1,200	5,264

Independent Power Producers & Energy Traders (1.7%)
China Resources Power Holdings Co. Ltd.	689,000	2,577,538

Oil, Gas & Consumable Fuels (0.8%)
Cnooc Ltd.	546,000	1,179,990

Real Estate Management & Development (2.3%)
Agile Property Holdings Ltd.	274,000	665,022
Shimao Property Holdings Ltd.	751,900	2,691,933

		3,356,955

Transportation (1.8%)
Pacific Basin Shipping Ltd.	1,185,400	2,655,859

Wireless Telecommunication Services (2.9%)
China Mobile Ltd.	211,100	4,364,253

		18,492,011

HUNGARY (0.7%) (a)
Oil, Gas & Consumable Fuels (0.7%)
MOL Magyar Olaj-es Gazipari	7,000	1,084,642

2007 Annual Report 119

Statement of Investments (Continued)
October 31, 2007

Nationwide Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

INDIA (0.8%)
IT Services (0.8%)
Satyam Computer Services Ltd.	40,906	$1,241,497

INDONESIA (1.7%) (a)
Automobiles (0.9%)
PT Astra International, Inc.	495,000	1,410,375

Diversified Telecommunication Services (0.8%)
PT Telekomunikasi Indonesia	960,369	1,153,619

		2,563,994

ISRAEL (1.3%)
Chemicals (0.5%) (a)
Makhteshim Agan Industries*	77,033	741,976

Pharmaceutical (0.8%)
Teva Pharmaceutical Industries Ltd. ADR	26,600	1,170,666

		1,912,642

KAZAKHSTAN (0.8%) (a)
Oil, Gas & Consumable Fuels (0.8%)
Kazmunaigas Exploration Production GDR	46,450	1,257,263

LUXEMBOURG (0.9%)
Metals & Mining (0.9%)
Tenaris SA ADR	24,500	1,318,100

MALAYSIA (2.9%) (a)
Commercial Bank (0.9%)
Bumiputra Commerce Holdings Berhad	386,600	1,345,319

Food Products (1.3%)
IOI Corp. Berhad	833,370	1,902,425

Hotels, Restaurants & Leisure (0.7%)
Genting Berhard	450,400	1,121,723

		4,369,467

MEXICO (5.2%)
Commercial Bank (1.0%)
Grupo Financiero Banorte SA de CV	314,179	1,476,583

Food & Staples Retailing (0.4%)
Wal-Mart de Mexico SA de CV	137,241	557,461

MEXICO (continued)
Metals & Mining (1.7%)
Grupo Mexico SAB de CV, Series B	180,535	1,642,767
Industrias CH SA*	237,000	935,994

		2,578,761

Wireless Telecommunication Services (2.1%)
America Movil SA de CV ADR	48,900	3,197,571

		7,810,376

MOROCCO (0.2%)
Real Estate Management & Development (0.2%)
Compagnie Generale Immobiliere*	722	226,312

POLAND (0.8%) (a)
Commercial Bank (0.8%)
Bank Zachodni WBK SA	10,424	1,162,438

REPUBLIC OF KOREA (13.3%)
Airline (0.4%) (a)
Korean Air Lines Co. Ltd.	6,630	583,277

Building Products (0.3%) (a)
KCC Corp.	720	533,173

Chemicals (1.0%) (a)
LG Chem Ltd.	12,355	1,544,431

Commercial Banks (1.2%) (a)
Hana Financial Group, Inc.	400	20,252
Industrial Bank of Korea	83,600	1,714,501

		1,734,753

Construction & Engineering (3.8%)
Hanjin Heavy Industries & Construction*	17,168	1,881,888
Hyundai Development Co. (a)	18,660	2,091,090
Hyundai Heavy Industries (a)	3,168	1,781,796

		5,754,774

Diversified Financial Services (0.6%) (a)
Shinhan Financial Group Ltd.	14,280	933,277

Insurance (1.1%) (a)
Samsung Fire & Marine Insurance Co. Ltd.	5,723	1,592,666

Metals & Mining (2.5%) (a)
Korea Zinc Co. Ltd.	4,466	902,284
POSCO	3,931	2,867,574

		3,769,858

120 Annual Report 2007

Common Stocks (continued)

	Shares	Value

REPUBLIC OF KOREA (continued)
Multiline Retail (0.7%)
Lotte Shopping Co. Ltd. GDR	45,099	$1,040,885

Semiconductors & Semiconductor Equipment (1.7%)
Samsung Electrical Co. Ltd. (a)	2,790	1,720,882
Samsung Electronics Co. Ltd. GDR	3,206	759,020

		2,479,902

		19,966,996

RUSSIAN FEDERATION (9.0%)
Automobiles (0.9%) (a)
JSC Severstal-Avto	27,985	1,343,280

Chemicals (0.3%)
Uralkali GDR*	17,145	430,339

Commercial Bank (1.9%) (a)
Sberbank RF	666,700	2,882,373

Metals & Mining (1.3%)
Chelyabinsk Zink Plant GDR*	8,900	123,532
Norilsk Nickel ADR	5,650	1,779,750

		1,903,282

Oil, Gas & Consumable Fuels (3.1%)
Gazprom ADR	65,100	3,240,678
Surgutneftegaz ADR	20,714	1,356,767

		4,597,445

Wireless Telecommunication Services (1.5%)
Mobile Telesystems ADR	27,360	2,270,880

		13,427,599

SOUTH AFRICA (4.2%) (a)
Commercial Bank (0.9%)
ABSA Group Ltd.	63,500	1,278,338

Food & Staples Retailing (0.4%)
Massmart Holdings Ltd.	46,200	580,437

Industrial Conglomerate (0.8%)
Barloworld Ltd.	63,540	1,238,073

Metals & Mining (0.8%)
Anglo Platinum Ltd.	7,129	1,229,526

Wireless Telecommunication Services (1.3%)
MTN Group Ltd.	99,652	1,945,341

		6,271,715

TAIWAN (9.7%) (a)
Construction Materials (1.1%)
Taiwan Cement Corp.	987,280	1,701,293

Electronic Equipment & Instruments (3.1%)
Hannstar Display Corp.*	3,559,572	1,659,741
Hon Hai Precision Industry Co. Ltd.	386,400	2,963,285

		4,623,026

Insurance (0.7%)
Shin Kong Financial Holding Co. Ltd.	1,151,470	1,080,185

Semiconductors & Semiconductor Equipment (4.0%)
Advanced Semiconductor Engineering, Inc.	1,225,594	1,483,591
MediaTek, Inc.	91,730	1,815,776
Taiwan Semiconductor Manufacturing Co. Ltd.	964,154	1,927,192
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	60,462	643,920

		5,870,479

Textiles, Apparel & Luxury Goods (0.8%)
Formosa Taffeta Co. Ltd.	972,000	1,109,305

		14,384,288

THAILAND (1.5%)
Metals & Mining (1.5%)
Banpu Public Co. Ltd.	175,008	2,305,853

TURKEY (1.7%) (a)
Commercial Bank (1.2%)
Turkiye Vakiflar Bankasi	453,615	1,745,715

Wireless Telecommunication Services (0.5%)
Turkcell Iletisim Hizmetleri A.S	75,123	736,902

		2,482,617

Total Common Stocks (Cost $92,980,476)		137,477,682

Participation Notes (5.9%)
INDIA (5.7%)
Telecommunications (5.7%)
Bharti Tele-Ventures Ltd., 0.00%, 01/24/17*	105,528	2,701,517
Max India Ltd., 0.00%, 07/12/10*	116,215	768,181
Reliance Capital Ltd., 0.00%, 09/20/11	20,067	1,084,621
Reliance Industries Ltd., 11.00%, 03/09/09	32,551	2,304,285
Tata Powers Co., 0.00%, 03/28/12	17,416	537,632

2007 Annual Report 121

Statement of Investments (Continued)
October 31, 2007

Nationwide Emerging Markets Fund (Continued)

Participation Notes (continued)

	Shares or
	Principal
	Amount	Value

Telecommunications (continued)
Unitech Ltd., 1.00%, 07/08/10	112,560	$1,098,586

		8,494,822

PAKISTAN (0.0%)
Banking (0.0%)
Muslim Commercial Bank Ltd.*, 0.00%, 09/22/09	1,800	11,268

UNITED ARAB EMIRATES (0.2%)
Banking (0.2%)
Union National Bank*, 0.00%, 10/05/10	118,232	290,851

Total Participation Notes (Cost $6,074,445)		8,796,941

Repurchase Agreements (3.5%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $2,324,733, collateralized by U.S. Government Agency Mortgages with a market value of $2,370,910	$2,324,422	2,324,422
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $2,898,721, collateralized by U.S. Government Agency Mortgages with a market value of $2,956,301	2,898,334	2,898,334

Total Repurchase Agreements (Cost $5,222,756)		5,222,756

Total Investments (Cost $104,277,677) (b) — 101.3%		151,497,379
Liabilities in excess of other assets — (1.3)%		(1,874,278)

NET ASSETS — 100.0%		$149,623,101

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depository Receipt

See Accompanying Notes to Financial Statements.

122 Annual Report 2007

Nationwide International Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide International Growth Fund (Class A at NAV) returned 46.74% versus 32.97% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 354 funds as of Oct. 31, 2007) was 27.22% for the same time period.

Can you describe the market environment during the reporting period?

The major markets endured protracted periods of volatility during the reporting period, marked by precipitous drops as well as the achievement of new highs. The intervening periods between the bouts of market turmoil were characterized by sustained and intensifying mergers-and-acquisitions (M&A) activity as well as generally strong corporate results. Toward the end of the reporting period, mergers- M&A activity became less frenetic and involved equity or cash rather than debt finance. The more recent phase of volatility had been triggered by concerns about losses related to the troubled U.S. subprime mortgage market and fears of a credit crunch.

What areas of investment provided the most positive relative returns for the Fund?

Favorable stock selection enhanced the Fund’s performance. As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions. The Fund’s best-performing holding was Germany’s Volkswagen AG. Speculation about a three-way merger involving Volkswagen’s truck division, Germany’s MAN AG and Sweden’s Scania AB (the latter two are truck manufacturers) helped to lift Volkswagen’s shares, as did the increased prospect of a bid from rival German car giant Porsche. An acquisition of Volkswagen has become likelier after the European Court of Justice ruled against a 47-year-old law protecting Volkswagen from a takeover. The Fund’s holdings in Japanese video-game maker Nintendo also enhanced Fund performance. Nintendo’s net profits grew more than fivefold year-on-year in the three months ended in June. Growth was driven by strong demand for Nintendo’s portable and home-use video-game consoles and game software. In late 2006, we had identified the Wii, Nintendo’s home video game console, as a potential big Christmas hit. The product’s launch exceeded expectations, with its popularity proving broader than the traditional demographic of teenagers and students.

What areas detracted from Fund performance?

The Fund’s holding in Suzuki Motor Corp. detracted from performance. The Japanese car maker experienced a period of stagnant sales of new cars in its domestic market. We continue to like Suzuki Motor, however, because of its exposure to India, a market where Suzuki Motor’s sales are expected to exceed those of its home market.

What is your outlook for the near term?

While the U.S. macroeconomic picture has become weaker, many companies have benefited from robust growth outside the United States, with earnings frequently exceeding analysts’ expectations. In particular, multinationals, by the global nature of their businesses, are better placed to withstand a slowdown in the United States. The most destructive phase of the subprime problem arguably has passed, although its aftershocks continue to reverberate. In our view, the private-equity/ M&A boom, which has underpinned U.S. and European markets, is likely to be less supportive as liquidity conditions tighten. An era of cheap finance appears to have come to an end, although we still expect private equity and M&A to be helpful over the medium term. Corporates with healthy balance sheets are likely to displace private-equity firms in the leadership of M&A deals.

We are positive about equity markets, because we believe that much of the bad news has been priced into them. Our focus remains on searching for great stocks whose unexpected earnings surprise story remains intact.

Subadviser:

Gartmore Global Partners

Portfolio Managers:

Ben Walker, CFA and Brian O’Neill

2007 Annual Report 123

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	46.74%	29.81%	10.02%	1.73%	1.69%
	w/SC3	38.35%	28.27%	9.11%

Class B	w/o SC2	45.69%	28.87%	9.23%	2.44%	2.40%
	w/SC4	40.69%	28.72%	9.23%

Class C5	w/o SC2	45.59%	28.85%	9.31%	2.44%	2.40%
	w/SC6	44.59%	28.85%	9.31%

Class R [7,9]		46.37%	29.36%	9.52%	2.14%	2.10%

Institutional Service Class [9]		47.13%	30.16%	10.34%	1.45%	1.41%

Institutional Class[8,9]		47.13%	30.16%	10.34%	1.44%	1.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

124 Annual Report 2007

Nationwide International Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide International Growth Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,237.40	$9.14	1.62%
	Hypothetical	[1]	$1,000.00	$1,017.03	$8.27	1.62%

Class B	Actual		$1,000.00	$1,234.40	$12.78	2.27%
	Hypothetical	[1]	$1,000.00	$1,013.76	$11.59	2.27%

Class C	Actual		$1,000.00	$1,233.80	$12.89	2.29%
	Hypothetical	[1]	$1,000.00	$1,013.66	$11.69	2.29%

Class R	Actual		$1,000.00	$1,237.00	$10.15	1.80%
	Hypothetical	[1]	$1,000.00	$1,016.13	$9.19	1.80%

Institutional Service Class	Actual		$1,000.00	$1,239.70	$7.23	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.53	1.28%

Institutional Class	Actual		$1,000.00	$1,239.70	$7.23	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.53	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 125

Nationwide International Growth Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.1%
Repurchase Agreements	2.8%
Participation Notes	0.9%
Liabilities in excess of other assets	-0.8%

100.0%

Top Industries

Metals & Mining	13.5%
Oil, Gas & Consumable Fuels	10.7%
Automobiles	7.7%
Wireless Telecommunication Services	6.6%
Machinery	5.5%
Chemicals	5.1%
Commercial Banks	3.9%
Diversified Telecommunication Services	3.7%
Real Estate Management & Development	3.5%
Electrical Equipment	3.4%
Other	36.4%

100.0%

Top Holdings*

Volkswagen AG	2.6%
Nokia OYJ	2.6%
Nintendo Co. Ltd.	2.6%
Cia Vale Do Rio ADR	2.4%
Royal Dutch Shell PLC, A Shares	2.3%
China Mobile Ltd. ADR	2.3%
New World Development Co. Ltd.	2.2%
BHP Billiton PLC	2.2%
MAN AG	2.1%
Daimler Chrysler AG	2.1%
Other	76.6%

100.0%

Top Ten Countries

United Kingdom	16.8%
Japan	11.1%
France	10.1%
Germany	9.5%
Switzerland	9.3%
Hong Kong	7.9%
United States	6.8%
Brazil	4.9%
Australia	3.0%
Finland	2.6%
Other	18.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

126 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide International Growth Fund

Common Stocks (97.1%)

	Shares or
	Principal Amount	Value

AUSTRALIA (3.0%)
Biotechnology (1.7%)
CSL Ltd.	127,760	$4,342,422

IT Services (1.3%)(a)
Computershare Ltd.	408,120	3,289,994

		7,632,416

AUSTRIA (1.5%)(a)
Oil, Gas & Consumable Fuels (1.5%)
OMV AG	51,350	3,855,133

BRAZIL (4.9%)
Diversified Financial Services (0.4%)
Bovespa Holding SA*	58,600	1,116,239

Metals & Mining (2.4%)
Cia Vale Do Rio ADR	192,660	6,082,276

Oil, Gas & Consumable Fuels (2.1%)
Petroleo Brasileiro SA ADR — BR	62,400	5,191,056

		12,389,571

CANADA (1.5%)
Metals & Mining (1.5%)
Hudbay Minerals, Inc.	128,540	3,707,570

CHINA (1.2%)(a)
Construction & Engineering (1.2%)
China Communications Construction Co. Ltd.	954,000	3,027,111

FINLAND (2.6%)(a)
Communications Equipment (2.6%)
Nokia OYJ	162,380	6,448,306

FRANCE (10.1%)(a)
Auto Components (1.6%)
Compagnie Generale des Etablissements Michelin	30,080	4,050,685

Commercial Bank (1.4%)
Societe Generale	20,500	3,462,923

Diversified Telecommunication Services (1.8%)
France Telecom SA	125,400	4,636,825

Electrical Equipment (1.7%)
Alstom	17,810	4,223,487

Oil, Gas & Consumable Fuels (1.9%)
Total SA	59,080	4,767,037

Textiles, Apparel & Luxury Goods (1.7%)
LVMH Moet Hennessy Louis Vuitton SA	32,515	4,199,963

		25,340,920

GERMANY (9.5%)(a)
Auto Components (1.2%)
Continental AG	20,480	3,094,434

Automobiles (4.7%)
Daimler Chrysler AG	47,690	5,258,751
Volkswagen AG	23,040	6,585,802

		11,844,553

Chemicals (1.5%)
Bayer AG	45,300	3,782,668

Machinery (2.1%)
MAN AG	29,410	5,264,815

		23,986,470

HONG KONG (7.9%)
Commercial Bank (1.2%)(a)
China Construction Bank, Class H	2,589,000	$2,943,400

Machinery (0.8%)(a)
China Infrastructure Machinery	959,000	2,130,671

Real Estate Management & Development (2.2%)(a)
New World Development Co. Ltd.	1,544,000	5,565,060

Transportation (1.4%)(a)
Pacific Basin Shipping Ltd.	1,559,000	3,492,900

Wireless Telecommunication Services (2.3%)
China Mobile Ltd. ADR	54,600	5,660,928

		19,792,959

ISRAEL (1.1%)
Pharmaceutical (1.1%)
Teva Pharmaceutical Industries Ltd. ADR	63,600	2,799,036

2007 Annual Report 127

Statement of Investments (Continued)
October 31, 2007

Nationwide International Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

ITALY (1.8%)(a)
Automobiles (1.8%)
Fiat SpA	137,190	$4,447,867

JAPAN (11.1%)(a)
Automobiles (1.2%)
Suzuki Motor Corp.	91,300	2,999,966

Machinery (1.6%)
Komatsu Ltd.	119,300	4,000,251

Marine (1.4%)
Mitsui OSK Lines Ltd.	215,000	3,553,881

Real Estate Management & Development (1.3%)
Mitsui Fudosan Co. Ltd.	119,000	3,292,442

Road & Rail (1.2%)
East Japan Railway Co.	379	3,122,369

Software (2.6%)
Nintendo Co. Ltd.	10,100	6,415,129

Tobacco (1.8%)
Japan Tobacco, Inc.	762	4,442,006

		27,826,044

LUXEMBOURG (2.1%)(a)
Metals & Mining (2.1%)
ArcelorMittal	65,350	5,233,805

MEXICO (2.1%)
Commercial Bank (1.3%)
Grupo Financiero Banorte SA de CV	698,870	3,284,558

Metals & Mining (0.8%)
Grupo Mexico SAB de CV, Series B	217,700	1,980,947

		5,265,505

REPUBLIC OF KOREA (1.3%)
Metals & Mining (1.3%)
Posco ADR	18,180	3,340,575

SINGAPORE (0.8%)(a)
Airline (0.8%)
Singapore Airlines Ltd.	142,933	1,951,540

SOUTH AFRICA (1.6%)(a)
Wireless Telecommunication Services (1.6%)
MTN Group Ltd.	208,100	4,062,392

SPAIN (1.9%)(a)
Diversified Telecommunication Services (1.9%)
Telefonica SA	146,620	$4,854,262

SWEDEN (1.0%)(a)
Machinery (1.0%)
Atlas Copco AB, A Shares	156,350	2,628,966

SWITZERLAND (9.3%)(a)
Capital Markets (1.6%)
Julius Baer Holding Ltd.	46,670	4,054,369

Chemicals (1.7%)
Syngenta AG	17,500	4,234,236

Construction Materials (1.2%)
Holcim Ltd.	25,520	2,918,202

Electrical Equipment (1.7%)
ABB Ltd.	143,070	4,326,181

Food Products (1.8%)
Nestle SA	10,030	4,633,876

Insurance (1.3%)
Zurich Financial Services AG	11,020	3,328,153

		23,495,017

UNITED KINGDOM (16.8%)(a)
Aerospace & Defense (1.4%)
Rolls-Royce Group PLC	313,289	3,514,393

Airline (1.2%)
British Airways PLC*	331,240	3,079,924

Metals & Mining (5.4%)
BHP Billiton PLC	143,620	5,515,168
Rio Tinto PLC	49,760	4,665,766
Xstrata PLC	46,750	3,370,598

		13,551,532

Oil, Gas & Consumable Fuels (4.1%)
BG Group PLC	248,700	4,610,630
Royal Dutch Shell PLC, A Shares	130,830	5,739,620

		10,350,250

128 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Tobacco (1.6%)
Imperial Tobacco Group PLC	75,740	$3,844,119

Water Utility (1.3%)
Pennon Group PLC	254,766	3,335,604

Wireless Telecommunication Services (1.8%)
Vodafone Group PLC	1,138,800	4,487,028

		42,162,850

UNITED STATES (4.0%)
Chemicals (1.9%)
Mosaic Co. (The)*	69,780	4,870,644

Energy Equipment & Services (1.0%)
Cameron International Corp.*	25,200	2,453,472

Oil, Gas & Consumable Fuels (1.1%)
Global Santa Fe Corp.	33,460	2,711,264

		10,035,380

Total Common Stocks (Cost $190,915,029)		244,283,695

Participation Note (0.9%)

INDIA (0.9%)
Bharti Tele-Ventures Ltd., 0.00%, 01/24/17*	$87,600	2,242,560
Total Participation Notes (cost $2,127,690)		2,242,560

Repurchase Agreements (2.8%)

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,144,806 collateralized by U.S. Government Agency Mortgages with a market value of $3,207,274	$3,144,386	3,144,386
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,921,276 collateralized by U.S. Government Agency Mortgages with a market value of $3,999,167	3,920,752	3,920,752

Total Repurchase Agreements (Cost $7,065,138)		7,065,138

Total Investments (Cost $200,107,857) (b) — 100.8%		253,591,393

Liabilities in excess of other assets — (0.8)%		(2,042,199)

NET ASSETS — 100.0%		$251,549,194

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

BR	Brazil

See notes to financial statements.

2007 Annual Report 129

Statements of Assets and Liabilities
October 31, 2007

		Nationwide	Nationwide
	Nationwide China	Emerging	International
	Opportunities Fund	Markets Fund	Growth Fund

Assets:
Investments, at value (Cost $103,401,752; $104,277,677 and $200,107,857)	$146,833,124	$151,497,379	$253,591,393
Cash	49,465	–	–
Foreign currency, at value (Cost $361,786; $312,891 and $49)	361,923	267,259	50
Unrealized appreciation on spot foreign currency contracts	–	165	6,965
Interest and dividends receivable	84,422	198,427	226,278
Receivable for capital shares issued	1,508,363	484,353	3,717,401
Receivable for investments sold	695,152	1,907,640	2,349,391
Reclaims receivable	–	211	64,957
Prepaid expenses and other assets	32,790	18,438	34,544

Total Assets	149,565,239	154,373,872	259,990,979

Liabilities:
Payable to custodian	–	678,506	653,131
Unrealized depreciation on spot foreign currency contracts	–	45,949	–
Payable for investments purchased	3,105,559	3,727,793	6,804,880
Payable for capital shares redeemed	272,195	82,594	515,571
Accrued expenses and other payables:
Investment advisory fees	226,942	126,670	302,709
Fund administration and transfer agent fees	22,518	17,534	45,075
Distribution fees	43,726	38,245	84,587
Administrative servicing fees	3,235	16,840	17,282
Trustee fees	115	184	263
Compliance program costs (Note 3)	913	1,562	2,044
Custodian fees	–	1,326	–
Other	2,438	13,568	16,243

Total Liabilities	3,677,641	4,750,771	8,441,785

Net Assets	$145,887,598	$149,623,101	$251,549,194

Represented by:
Capital	$79,809,764	$88,320,628	$190,438,271
Accumulated net investment income (loss)	(47,247)	–	–
Accumulated net realized gains on investment and foreign currency transactions	22,693,487	14,128,253	7,614,163
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	43,431,594	47,174,220	53,496,760

Net Assets	$145,887,598	$149,623,101	$251,549,194

Net Assets:
Class A Shares	$61,791,006	$102,204,390	$163,799,685
Class B Shares	8,720,402	5,369,452	8,792,460
Class C Shares	36,340,496	21,994,394	61,850,902
Class R Shares	429,895	1,818,994	725,253
Institutional Service Class Shares	21,424,069	3,661,603	7,256,207
Institutional Class Shares	17,181,730	14,574,268	9,124,687

Total	$145,887,598	$149,623,101	$251,549,194

See Accompanying Notes to Financial Statements.

130 Annual Report 2007

		Nationwide		Nationwide
	Nationwide China	Emerging		International
	Opportunities Fund	Markets Fund		Growth Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,669,827	3,657,493		8,679,058
Class B Shares	239,376	201,005		488,264
Class C Shares	997,786	808,277		3,416,518
Class R Shares	11,687	67,331		39,770
Institutional Service Class Shares	577,362	128,248		378,092
Institutional Class Shares	462,077	510,475		475,526

Total	3,958,115	5,372,829		13,477,228

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$37.00	$27.95		$18.87
Class B Shares(a)	$36.43	$26.72		$18.01
Class C Shares(b)	$36.42	$27.22(c	)	$18.10
Class R Shares	$36.78	$27.03(c	)	$18.24
Institutional Service Class Shares	$37.11	$28.56(c	)	$19.19
Institutional Class Shares	$37.18	$28.56(c	)	$19.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$39.26	$29.66		$20.02

Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007.

See Accompanying Notes to Financial Statements.

2007 Annual Report 131

Statements of Operations
For the Year Ended October 31, 2007

		Nationwide	Nationwide
	Nationwide China	Emerging	International
	Opportunities Fund	Markets Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$96,801	$97,722	$114,147
Dividend income	1,094,490	1,746,914	2,259,506
Foreign tax withholding	(685)	(125,946)	(152,562)

Total Income	1,190,606	1,718,690	2,221,091

Expenses:
Investment advisory fees	811,795	912,749	1,199,043
Fund administration and transfer agent fees	104,282	119,871	215,550
Distribution fees Class A	74,064	124,279	187,806
Distribution fees Class B	29,550	69,243	81,532
Distribution fees Class C	129,805	97,829	287,277
Distribution fees Class R	236	4,027	883
Administrative servicing fees Class A	1,656	43,998	45,341
Administrative servicing fees Class R	11	569	6
Administrative servicing fees Institutional Service Class	34	–	–
Registration and filing fees	48,604	57,676	57,976
Trustee fees	2,375	3,391	5,014
Compliance program costs (Note 3)	1,045	1,586	2,217
Custodian fees	5,299	30,601	20,952
Other	31,981	43,809	69,031

Total expenses before reimbursed/waived expenses	1,240,737	1,509,628	2,172,628
Earnings credit (Note 5)	(704)	(3,783)	(1,002)
Expenses voluntarily waived by Administrator	(472)	(685)	(901)

Net Expenses	1,239,561	1,505,160	2,170,725

Net Investment Income (Loss)	(48,955)	213,530	50,366

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	22,788,420	14,364,181	7,720,986
Net realized gains (losses) on foreign currency transactions	(13,359)	(41,319)	8,386

Net realized gains on investments and foreign currency transactions	22,775,061	14,322,862	7,729,372
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	39,590,636	38,787,141	47,394,513

Net realized/unrealized gains from investments and foreign currency transactions	62,365,697	53,110,003	55,123,885

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$62,316,742	$53,323,533	$55,174,251

See Accompanying Notes to Financial Statements.

132 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide China Opportunities Fund		Nationwide Emerging Markets Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(48,955)	$50,719	$213,530	$332,462
Net realized gains on investment and foreign currency transactions	22,775,061	2,075,211	14,322,862	9,814,071
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	39,590,636	4,195,223	38,787,141	3,535,442

Change in net assets resulting from operations	62,316,742	6,321,153	53,323,533	13,681,975

Distributions to Shareholders From:
Net investment income:
Class A	(60,730)	(32,955)	(136,025)	(204,816)
Class B	(376)	(342)	–	(7,688)
Class C	(801)	(2,772)	–	(9,893)
Class R	(4)	(12)	(951)	(1,629)
Institutional Service Class	(2,444)	(308)	(13,553)	(58,813)
Institutional Class	(44,218)	(33,815)	(52,343)	(59,502)
Net realized gains:
Class A	(1,018,810)	(226,294)	(5,963,987)	(2,643,711)
Class B	(91,880)	(26,756)	(979,146)	(478,548)
Class C	(383,534)	(86,834)	(1,226,113)	(512,762)
Class R	(398)	(98)	(78,709)	(1,017)
Institutional Service Class	(19,652)	(98)	(471,191)	(942,919)
Institutional Class	(518,068)	(489,933)	(1,234,758)	(327,494)

Change in net assets from shareholder distributions	(2,140,915)	(900,217)	(10,156,776)	(5,248,792)

Change in net assets from capital transactions	55,663,996	14,350,775	44,768,349	11,287,780

Change in net assets	115,839,823	19,771,711	87,935,106	19,720,963

Net Assets:
Beginning of period	30,047,775	10,276,064	61,687,995	41,967,032

End of period	$145,887,598	$30,047,775	$149,623,101	$61,687,995

Accumulated net investment income (loss) at end of period	$(47,247)	$32,334	$–	$–

See Accompanying Notes to Financial Statements.

2007 Annual Report 133

Statements of Changes in Net Assets (Continued)

	Nationwide China Opportunities Fund		Nationwide Emerging Markets Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$35,005,551	$11,829,177	$71,297,336	$29,684,205
Dividends reinvested	678,023	182,052	4,806,496	2,277,560
Cost of shares redeemed(a)	(16,620,424)	(2,274,885)	(35,265,426)	(24,413,966)

Total Class A	19,063,150	9,736,344	40,838,406	7,547,799

Class B Shares
Proceeds from shares issued	6,127,079	888,040	1,398,821	1,316,483
Dividends reinvested	57,668	23,088	766,916	406,539
Cost of shares redeemed(a)	(1,616,956)	(209,763)	(5,387,901)	(631,039)

Total Class B	4,567,791	701,365	(3,222,164)	1,091,983

Class C Shares
Proceeds from shares issued	26,217,473	4,408,219	12,300,848	4,556,324
Dividends reinvested	213,484	45,437	297,979	123,976
Cost of shares redeemed(a)	(8,182,855)	(1,193,167)	(3,570,521)	(2,207,232)

Total Class C	18,248,102	3,260,489	9,028,306	2,473,068

Class R Shares
Proceeds from shares issued	401,666	15,210	1,200,321	519,475
Dividends reinvested	104	101	2,119	165
Cost of shares redeemed(a)	(52,339)	(9,124)	(331,189)	(108,013)

Total Class R	349,431	6,187	871,251	411,627

Institutional Service Class Shares
Proceeds from shares issued	18,545,673	114,230	26,939	2,442
Dividends reinvested	13,078	262	484,744	1,001,732
Cost of shares redeemed(a)	(1,710,084)	(29)	(1,219,243)	(8,049,749)

Total Institutional Service Class	16,848,667	114,463	(707,560)	(7,045,575)

Institutional Class Shares
Proceeds from shares issued	27,123	8,228	5,608,614	7,484,960
Dividends reinvested	562,286	523,748	1,287,101	386,995
Cost of shares redeemed(a)	(4,002,554)	(49)	(8,935,605)	(1,063,077)

Total Institutional Class	(3,413,145)	531,927	(2,039,890)	6,808,878

Change in net assets from capital transactions:	$55,663,996	$14,350,775	$44,768,349	$11,287,780

SHARE TRANSACTIONS:
Class A Shares
Issued	1,455,424	808,649	3,308,319	1,743,733
Reinvested	37,379	15,766	272,915	149,612
Redeemed	(735,300)	(165,077)	(1,834,100)	(1,458,588)

Total Class A Shares	757,503	659,338	1,747,134	434,757

Class B Shares
Issued	232,208	61,736	66,509	81,142
Reinvested	3,240	2,036	45,595	27,723
Redeemed	(73,111)	(14,879)	(260,521)	(40,041)

Total Class B Shares	162,337	48,893	(148,417)	68,824

See Accompanying Notes to Financial Statements.

134 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide China Opportunities Fund		Nationwide Emerging Markets Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,006,063	307,310	538,266	272,823
Reinvested	11,994	3,998	17,386	8,322
Redeemed	(354,547)	(89,411)	(188,658)	(132,707)

Total Class C Shares	663,510	221,897	366,994	148,438

Class R Shares
Issued	12,850	995	57,633	32,349
Reinvested	6	9	121	11
Redeemed	(1,603)	(674)	(16,750)	(6,671)

Total Class R Shares	11,253	330	41,004	25,689

Institutional Service Class Shares
Issued	637,056	7,445	1,126	– (b)
Reinvested	708	21	27,000	64,741
Redeemed	(67,970)	(2)	(68,945)	(487,136)

Total Institutional Service Class Shares	569,794	7,464	(40,819)	(422,395)

Institutional Class Shares
Issued	182	72	287,349	438,109
Reinvested	30,836	45,631	71,484	24,868
Redeemed	(134,138)	– (b)	(421,257)	(63,861)

Total Institutional Class Shares	(103,120)	45,703	(62,424)	399,116

Total change in shares:	2,061,277	983,625	1,903,472	654,429

(a)	Includes redemption fees, if any.

(b)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 135

Statements of Changes in Net Assets

	Nationwide International Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$50,366	$(57,024)
Net realized gains on investment and foreign currency transactions	7,729,372	3,224,619
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	47,394,513	4,964,753

Change in net assets resulting from operations	55,174,251	8,132,348

Distributions to Shareholders From:
Net investment income:
Class A	(128,740)	(30,322)
Class B	–	(4,223)
Class C	–	(1,001)
Class R	(470)	(4)
Institutional Service Class	(16,781)	(17,521)
Institutional Class	(23,023)	(9,694)
Net realized gains:
Class A	(1,313,717)	–
Class B	(248,498)	–
Class C	(467,967)	–
Class R	(70)	–
Institutional Service Class	(170,656)	–
Institutional Class	(223,779)	–

Change in net assets from shareholder distributions	(2,593,701)	(62,765)

Change in net assets from capital transactions	148,473,640	26,050,671

Change in net assets	201,054,190	34,120,254

Net Assets:
Beginning of period	50,495,004	16,374,750

End of period	$251,549,194	$50,495,004

Accumulated net investment income at end of period	$—	$29,654

See Accompanying Notes to Financial Statements.

136 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide International Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$131,468,525	$25,071,033
Dividends reinvested	1,164,614	24,151
Cost of shares redeemed(a)	(28,651,984)	(10,369,776)

Total Class A	103,981,155	14,725,408

Class B Shares
Proceeds from shares issued	5,543,780	1,337,420
Dividends reinvested	204,707	4,144
Cost of shares redeemed(a)	(5,396,248)	(120,928)

Total Class B	352,239	1,220,636

Class C Shares
Proceeds from shares issued	42,705,370	9,260,123
Dividends reinvested	146,723	574
Cost of shares redeemed(a)	(2,754,127)	(817,995)

Total Class C	40,097,966	8,442,702

Class R Shares
Proceeds from shares issued	641,306	201
Dividends reinvested	271	4
Cost of shares redeemed(a)	(9,658)	(202)

Total Class R	631,919	3

Institutional Service Class Shares
Proceeds from shares issued	497,254	3,186
Dividends reinvested	187,437	17,521
Cost of shares redeemed(a)	(75,316)	(171)

Total Institutional Service Class	609,375	20,536

Institutional Class Shares
Proceeds from shares issued	4,789,060	2,554,533
Dividends reinvested	246,802	9,694
Cost of shares redeemed(a)	(2,234,876)	(922,841)

Total Institutional Class	2,800,986	1,641,386

Change in net assets from capital transactions:	$148,473,640	$26,050,671

SHARE TRANSACTIONS:
Class A Shares
Issued	8,430,761	2,088,339
Reinvested	83,146	2,175
Redeemed	(1,823,969)	(924,966)

Total Class A Shares	6,689,938	1,165,548

Class B Shares
Issued	363,044	112,108
Reinvested	15,380	391
Redeemed	(360,406)	(10,618)

Total Class B Shares	18,018	101,881

See Accompanying Notes to Financial Statements.

2007 Annual Report 137

Statements of Changes in Net Assets (Continued)

	Nationwide International Growth Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	2,846,061	782,252
Reinvested	10,966	54
Redeemed	(182,321)	(69,457)

Total Class C Shares	2,674,706	712,849

Class R Shares
Issued	40,228	17
Reinvested	18	–	(b)
Redeemed	(615)	(17)

Total Class R Shares	39,631	–	(b)

Institutional Service Class Shares
Issued	30,795	83
Reinvested	13,191	1,560
Redeemed	(4,572)	–	(b)

Total Institutional Service Class Shares	39,414	1,643

Institutional Class Shares
Issued	322,217	213,974
Reinvested	17,372	860
Redeemed	(140,247)	(78,547)

Total Institutional Class Shares	199,342	136,287

Total change in shares:	9,661,049	2,118,208

(a)	Includes redemption fees, if any.

(b)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

138 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide China Opportunities Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and
	Value,	Net	Unrealized	Total from	Net
	Beginning of	Investment	Gains on	Investment	Investment	Net Realized	Total
	Period	Income (Loss)	Investments	Activities	Income	Gains	Distributions

Class A Shares
Period Ended October 31, 2004(f)	$10.00	0.01	1.25	1.26	(0.02)	–	(0.02)
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	(0.41)
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)	(0.94)	(0.99)
Year Ended October 31, 2007(g)	$15.86	0.01	22.07	22.08	(0.05)	(0.92)	(0.97)
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	1.23	1.24	(0.01)	–	(0.01)
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	(0.38)
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	(0.95)
Year Ended October 31, 2007 (g)	$15.70	(0.17)	21.79	21.62	– (h)	(0.92)	(0.92)
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	(0.01)	1.24	1.23	–	–	–
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	(0.37)
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	(0.95)
Year Ended October 31, 2007 (g)	$15.70	(0.16)	21.77	21.61	– (h)	(0.92)	(0.92)

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Ratios / Supplemental Data
						Ratio of Net
						Investment
				Net Assets	Ratio of	Income
		Net Asset		at End	Expenses	(Loss) to
	Redemption	Value,	Total	of Period	to Average Net	Average
	fees	End of Period	Return (a) (b)	(000’s)	Assets (c)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004(f)	–	$11.24	12.61%	$1,029	1.95%	0.37%
Year Ended October 31, 2005	–	$11.25	3.58%	$2,847	2.01%	0.95%
Year Ended October 31, 2006	0.01	$15.86	53.19%	$14,470	1.99%	0.44%
Year Ended October 31, 2007(g)	0.03	$37.00	145.79%	$61,791	1.88%	0.06%
Class B Shares
Period Ended October 31, 2004 (f)	–	$11.23	12.38%	$19	2.65%	(0.14%	)
Year Ended October 31, 2005	–	$11.19	2.82%	$315	2.74%	0.33%
Year Ended October 31, 2006	0.01	$15.70	52.07%	$1,210	2.73%	(0.47%	)
Year Ended October 31, 2007 (g)	0.03	$36.43	144.04%	$8,720	2.62%	(0.74%	)
Class C Shares
Period Ended October 31, 2004 (f)	–	$11.23	12.30%	$38	2.65%	(1.42%	)
Year Ended October 31, 2005	–	$11.19	2.79%	$1,258	2.73%	0.24%
Year Ended October 31, 2006	0.01	$15.70	52.11%	$5,247	2.73%	(0.25%	)
Year Ended October 31, 2007 (g)	0.03	$36.42	143.94%	$36,340	2.62%	(0.68%	)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
		Ratio of Net
	Ratio of Expenses	Investment Income
	(Prior to	(Loss)(Prior to
	Reimbursements)	Reimbursements)
	to	to
	Average Net	Average Net		Portfolio
	Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004(f)	5.57%	(3.25%	)	50.76%
Year Ended October 31, 2005	2.68%	0.28%		130.48%
Year Ended October 31, 2006	2.10%	0.33%		124.36%
Year Ended October 31, 2007(g)	1.88%	0.05%		127.10%
Class B Shares
Period Ended October 31, 2004 (f)	6.09%	(3.57%	)	50.76%
Year Ended October 31, 2005	3.41%	(0.34%	)	130.48%
Year Ended October 31, 2006	2.85%	(0.59%	)	124.36%
Year Ended October 31, 2007 (g)	2.62%	(0.74%	)	127.10%
Class C Shares
Period Ended October 31, 2004 (f)	6.93%	(5.69%	)	50.76%
Year Ended October 31, 2005	3.42%	(0.45%	)	130.48%
Year Ended October 31, 2006	2.85%	(0.37%	)	124.36%
Year Ended October 31, 2007 (g)	2.62%	(0.68%	)	127.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 139

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide China Opportunities Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and
	Value,	Net	Unrealized	Total from	Net
	Beginning of	Investment	Gains on	Investment	Investment	Net Realized	Total
	Period	Income (Loss)	Investments	Activities	Income	Gains	Distributions

Class R Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	1.24	1.25	(0.01)	–	(0.01)
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	(0.40)
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)	(0.94)	(0.97)
Year Ended October 31, 2007 (g)	$15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	(0.93)
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	1.25	1.27	(0.02)	–	(0.02)
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	(0.43)
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)	(0.94)	(1.00)
Year Ended October 31, 2007 (g)	$15.88	0.06	22.14	22.20	(0.08)	(0.92)	(1.00)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	1.25	1.27	(0.02)	–	(0.02)
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	(0.44)
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)	(0.94)	(1.00)
Year Ended October 31, 2007 (g)	$15.91	0.07	22.17	22.24	(0.08)	(0.92)	(1.00)

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Ratios / Supplemental Data
						Ratio of Net
						Investment
				Net Assets	Ratio of	Income
		Net Asset		at End	Expenses	(Loss) to
	Redemption	Value,	Total	of Period	to Average Net	Average
	fees	End of Period	Return (a) (b)	(000’s)	Assets (c)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (f)	–	$11.24	12.46%	$1	2.40%	(0.18%	)
Year Ended October 31, 2005	–	$11.23	3.29%	$1	2.22%	0.49%
Year Ended October 31, 2006	0.01	$15.79	52.68%	$7	2.28%	0.68%
Year Ended October 31, 2007 (g)	0.03	$36.78	144.93%	$430	2.13%	(0.27%	)
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	$11.25	12.74%	$1	1.70%	0.51%
Year Ended October 31, 2005	–	$11.25	3.63%	$1	1.82%	0.84%
Year Ended October 31, 2006	0.01	$15.88	53.57%	$120	1.72%	1.34%
Year Ended October 31, 2007 (g)	0.03	$37.11	146.46%	$21,424	1.62%	0.20%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	$11.25	12.74%	$5,637	1.65%	0.59%
Year Ended October 31, 2005	–	$11.27	3.86%	$5,854	1.72%	0.98%
Year Ended October 31, 2006	0.01	$15.91	53.57%	$8,994	1.74%	0.31%
Year Ended October 31, 2007 (g)	0.03	$37.18	146.44%	$17,182	1.63%	0.29%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
		Ratio of Net
	Ratio of Expenses	Investment Income
	(Prior to	(Loss)(Prior to
	Reimbursements)	Reimbursements)
	to	to
	Average Net	Average Net		Portfolio
	Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	4.86%	(2.64%	)	50.76%
Year Ended October 31, 2005	2.87%	(0.16%	)	130.48%
Year Ended October 31, 2006	2.36%	0.61%		124.36%
Year Ended October 31, 2007 (g)	2.13%	(0.27%	)	127.10%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	3.97%	(1.75%	)	50.76%
Year Ended October 31, 2005	2.48%	0.18%		130.48%
Year Ended October 31, 2006	1.81%	1.25%		124.36%
Year Ended October 31, 2007 (g)	1.62%	0.20%		127.10%
Institutional Class Shares
Period Ended October 31, 2004 (f)	4.17%	(1.93%	)	50.76%
Year Ended October 31, 2005	2.41%	0.29%		130.48%
Year Ended October 31, 2006	1.88%	0.17%		124.36%
Year Ended October 31, 2007 (g)	1.63%	0.29%		127.10%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

140 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Emerging Markets Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and
	Value,	Investment	Unrealized	Total from	Net	Net			Net Asset
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Redemption	Value,	Total
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	End of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2003	$6.80	0.03	3.71	3.74	–	–	–	–	$10.54	55.00%
Year Ended October 31, 2004	$10.54	0.05	1.70	1.75	(0.05)	–	(0.05)	0.03	$12.27	16.97%
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)	(0.85)	(0.90)	–	$14.92	30.02%
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)	(1.59)	(1.69)	–	$17.82	32.89%
Year Ended October 31, 2007	$17.82	0.06	12.90	12.96	(0.05)	(2.79)	(2.84)	0.01	$27.95	82.20%
Class B Shares
Year Ended October 31, 2003	$6.71	– (j)	3.62	3.62	–	–	–	–	$10.33	53.95%
Year Ended October 31, 2004	$10.33	(0.03)	1.67	1.64	(0.02)	–	(0.02)	0.03	$11.98	16.14%
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	(0.86)	–	$14.48	29.30%
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	(1.61)	–	$17.21	31.97%
Year Ended October 31, 2007	$17.21	(0.07)	12.36	12.29	–	(2.79)	(2.79)	0.01	$26.72	80.98%
Class C Shares
Year Ended October 31, 2003	$6.80	– (j)	3.67	3.67	–	–	–	–	$10.47	53.97%
Year Ended October 31, 2004	$10.47	(0.02)	1.68	1.66	(0.02)	–	(0.02)	0.03	$12.14	16.21%
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	(0.86)	–	$14.69	29.20%
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	(1.61)	–	$17.49	31.92%
Year Ended October 31, 2007	$17.49	(0.04)	12.55	12.51	–	(2.79)	(2.79)	0.01	$27.22	81.04%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of Net
					Ratio of	Investment
			Ratio of Net		Expenses	Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to	(Prior to
	at End	Expenses	Income (Loss)		Reimbursements)	Reimbursements)
	of Period	to Average	to Average		to Average	to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	$9,070	1.88%	0.61%		2.45%	0.05%		146.04%
Year Ended October 31, 2004	$13,898	1.88%	0.41%		1.99%	0.31%		134.11%
Year Ended October 31, 2005	$22,009	1.84%	0.55%		(h)	(h)		135.40%
Year Ended October 31, 2006	$34,047	1.65%	0.60%		1.66%	0.59%		141.70%
Year Ended October 31, 2007	$102,204	1.76%	0.31%		1.77%	0.31%		70.09%
Class B Shares
Year Ended October 31, 2003	$2,010	2.55%	0.07%		3.18%	(0.56%	)	146.04%
Year Ended October 31, 2004	$2,900	2.55%	(0.27%	)	2.65%	(0.37%	)	134.11%
Year Ended October 31, 2005	$4,062	2.52%	(0.11%	)	(h)	(h)		135.40%
Year Ended October 31, 2006	$6,013	2.31%	(0.08%	)	2.32%	(0.09%	)	141.70%
Year Ended October 31, 2007	$5,369	2.41%	(0.19%	)	2.42%	(0.20%	)	70.09%
Class C Shares
Year Ended October 31, 2003	$1,398	2.55%	(0.12%	)	2.95%	(0.52%	)	146.04%
Year Ended October 31, 2004	$2,217	2.55%	(0.16%	)	2.64%	(0.25%	)	134.11%
Year Ended October 31, 2005	$4,302	2.51%	(0.11%	)	(h)	(h)		135.40%
Year Ended October 31, 2006	$7,716	2.31%	(0.07%	)	2.32%	(0.08%	)	141.70%
Year Ended October 31, 2007	$21,994	2.42%	(0.35%	)	2.43%	(0.36%	)	70.09%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	There were no fee reductions during the period.

(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 141

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Emerging Markets Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and
	Value,	Investment	Unrealized	Total from	Net	Net			Net Asset
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Redemption	Value,	Total
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	End of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2004 (f)	$11.20	0.03	0.78	0.81	(0.03)	–	(0.03)	0.03	$12.01	7.50%
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)	(0.85)	(0.89)	–	$14.57	30.11%
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)	(1.59)	(1.70)	–	$17.32	32.65%
Year Ended October 31, 2007	$17.32	0.03	12.48	12.51	(0.02)	(2.79)	(2.81)	0.01	$27.03	81.85%
Institutional Service Class Shares
Year Ended October 31, 2003	$6.86	0.08	3.72	3.80	–	–	–	–	$10.66	55.39%
Year Ended October 31, 2004	$10.66	0.09	1.72	1.81	(0.07)	–	(0.07)	0.03	$12.43	17.25%
Year Ended October 31, 2005	$12.43	0.10	3.54	3.64	(0.08)	(0.85)	(0.93)	–	$15.14	30.60%
Year Ended October 31, 2006 (i)	$15.14	0.17	4.56	4.73	(0.14)	(1.59)	(1.73)	–	$18.14	33.25%
Year Ended October 31, 2007	$18.14	0.14	13.16	13.30	(0.10)	(2.79)	(2.89)	0.01	$28.56	82.87%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$11.26	0.03	1.15	1.18	(0.04)	–	(0.04)	0.03	$12.43	10.79%
Year Ended October 31, 2005	$12.43	0.11	3.53	3.64	(0.08)	(0.85)	(0.93)	–	$15.14	30.60%
Year Ended October 31, 2006	$15.14	0.13	4.60	4.73	(0.14)	(1.59)	(1.73)	–	$18.14	33.32%
Year Ended October 31, 2007	$18.14	0.16	13.14	13.30	(0.10)	(2.79)	(2.89)	0.01	$28.56	82.77%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
							Ratio of Net
					Ratio of		Investment
			Ratio of Net		Expenses		Income (Loss)
	Net Assets	Ratio of	Investment		(Prior to		(Prior to
	at End	Expenses	Income (Loss)		Reimbursements)		Reimbursements)
	of Period	to Average	to Average		to Average		to Average		Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	$1	2.15%	0.26%		2.28%	(c)	0.13%		134.11%
Year Ended October 31, 2005	$9	1.82%	0.16%		(h)		(h)		135.40%
Year Ended October 31, 2006	$456	1.84%	(0.01%	)	1.94%		(0.11%	)	141.70%
Year Ended October 31, 2007	$1,819	1.98%	0.16%		1.98%		0.15%		70.09%
Institutional Service Class Shares
Year Ended October 31, 2003	$1,781	1.55%	1.07%		2.18%		0.44%		146.04%
Year Ended October 31, 2004	$3,737	1.55%	0.81%		1.66%		0.70%		134.11%
Year Ended October 31, 2005	$8,954	1.50%	0.83%		(h)		(h)		135.40%
Year Ended October 31, 2006 (i)	$3,066	1.34%	1.01%		1.34%		1.00%		141.70%
Year Ended October 31, 2007	$3,662	1.42%	0.65%		1.42%		0.64%		70.09%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$236	1.55%	0.81%		1.71%		0.65%		134.11%
Year Ended October 31, 2005	$2,631	1.49%	0.92%		(h)		(h)		135.40%
Year Ended October 31, 2006	$10,390	1.30%	0.88%		1.33%		0.85%		141.70%
Year Ended October 31, 2007	$14,574	1.42%	0.72%		1.42%		0.71%		70.09%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	There were no fee reductions during the period.

(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

142 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide International Growth Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and
	Value,	Net	Unrealized	Total from	Net
	Beginning of	Investment	Gains on	Investment	Investment
	Period	Income (Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$5.38	(0.01)	1.58	1.57	–
Year Ended October 31, 2004	$6.98	0.01	0.79	0.80	–
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)
Year Ended October 31, 2007	$13.35	0.03	6.02	6.05	(0.03)
Class B Shares
Year Ended October 31, 2003	$5.30	(0.05)	1.54	1.49	–
Year Ended October 31, 2004	$6.82	(0.05)	0.78	0.73	–
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)
Year Ended October 31, 2007	$12.83	(0.08)	5.76	5.68	–
Class C Shares
Year Ended October 31, 2003	$5.33	(0.05)	1.55	1.50	–
Year Ended October 31, 2004	$6.86	(0.01)	0.74	0.73	–
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)
Year Ended October 31, 2007	$12.90	(0.05)	5.75	5.70	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Net Asset
	Net Realized	Total	Redemption	Value,	Total
	Gains	Distributions	fees	End of Period	Return (a) (b)

Class A Shares
Year Ended October 31, 2003	–	–	0.03	$6.98	29.74%
Year Ended October 31, 2004	–	–	0.01	$7.79	11.60%
Year Ended October 31, 2005	–	(0.08)	–	$9.69	25.49%
Year Ended October 31, 2006	–	(0.04)	–	$13.35	38.22%
Year Ended October 31, 2007	(0.50)	(0.53)	–	$18.87	46.74%
Class B Shares
Year Ended October 31, 2003	–	–	0.03	$6.82	28.68%
Year Ended October 31, 2004	–	–	0.01	$7.56	10.85%
Year Ended October 31, 2005	–	(0.05)	–	$9.35	24.49%
Year Ended October 31, 2006	–	(0.01)	–	$12.83	37.37%
Year Ended October 31, 2007	(0.50)	(0.50)	–	$18.01	45.69%
Class C Shares
Year Ended October 31, 2003	–	–	0.03	$6.86	28.71%
Year Ended October 31, 2004	–	–	0.01	$7.60	10.79%
Year Ended October 31, 2005	–	(0.05)	–	$9.40	24.45%
Year Ended October 31, 2006	–	(0.02)	–	$12.90	37.49%
Year Ended October 31, 2007	(0.50)	(0.50)	–	$18.10	45.59%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of Net
			Ratio of Net		Ratio of Expenses	Investment Income
			Investment		(Prior to	(Loss)(Prior to
	Net Assets	Ratio of	Income		Reimbursements)	Reimbursements)
	at End	Expenses	(Loss) to		to	to
	of Period	to Average Net	Average		Average Net	Average Net		Portfolio
	(000’s)	Assets (c)	Net Assets (c)		Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	$2,592	1.65%	0.39%		2.37%	(0.33%	)	304.72%
Year Ended October 31, 2004	$3,096	1.65%	0.06%		2.10%	(0.38%	)	262.09%
Year Ended October 31, 2005	$7,980	1.65%	0.74%		1.90%	0.50%		247.22%
Year Ended October 31, 2006	$26,565	1.69%	(0.04%	)	1.70%	(0.05%	)	175.91%
Year Ended October 31, 2007	$163,800	1.57%	0.21%		1.57%	0.21%		135.54%
Class B Shares
Year Ended October 31, 2003	$2,395	2.40%	(0.36%	)	3.12%	(1.08%	)	304.72%
Year Ended October 31, 2004	$2,695	2.40%	(0.70%	)	2.84%	(1.14%	)	262.09%
Year Ended October 31, 2005	$3,444	2.40%	0.12%		2.81%	(0.30%	)	247.22%
Year Ended October 31, 2006	$6,031	2.41%	(0.80%	)	2.42%	(0.82%	)	175.91%
Year Ended October 31, 2007	$8,792	2.23%	(0.47%	)	2.23%	(0.47%	)	135.54%
Class C Shares
Year Ended October 31, 2003	$16	2.40%	(0.37%	)	3.12%	(1.09%	)	304.72%
Year Ended October 31, 2004	$112	2.40%	(0.23%	)	2.87%	(0.70%	)	262.09%
Year Ended October 31, 2005	$272	2.40%	0.10%		2.69%	(0.19%	)	247.22%
Year Ended October 31, 2006	$9,566	2.40%	(0.62%	)	2.40%	(0.62%	)	175.91%
Year Ended October 31, 2007	$61,851	2.26%	(0.46%	)	2.26%	(0.46%	)	135.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.
See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 143

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide International Growth Fund (Continued)

		Investment Activities				Distributions

				Net Realized
	Net Asset			and
	Value,	Net		Unrealized	Total from	Net
	Beginning of	Investment		Gains on	Investment	Investment
	Period	Income (Loss)		Investments	Activities	Income

Class R Shares
Period Ended October 31, 2004 (f)	$7.25	0.02		0.30	0.32	–
Year Ended October 31, 2005	$7.58	0.07		1.86	1.93	(0.10)
Year Ended October 31, 2006	$9.41	(0.04)		3.61	3.57	(0.03)
Year Ended October 31, 2007	$12.95	–	(h)	5.82	5.82	(0.03)
Institutional Service Class Shares
Year Ended October 31, 2003	$5.42	0.01		1.59	1.60	–
Year Ended October 31, 2004	$7.05	0.02		0.81	0.83	–
Year Ended October 31, 2005	$7.89	0.11		1.91	2.02	(0.10)
Year Ended October 31, 2006	$9.81	0.02		3.77	3.79	(0.05)
Year Ended October 31, 2007	$13.55	0.07		6.12	6.19	(0.05)
Institutional Class Shares
Period Ended October 31, 2004 (g)	$7.51	–	(h)	0.37	0.37	–
Year Ended October 31, 2005	$7.89	0.11		1.91	2.02	(0.10)
Year Ended October 31, 2006	$9.81	0.03		3.76	3.79	(0.05)
Year Ended October 31, 2007	$13.55	0.08		6.11	6.19	(0.05)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
				Net Asset
	Net Realized	Total	Redemption	Value,	Total
	Gains	Distributions	fees	End of Period	Return (a) (b)

Class R Shares
Period Ended October 31, 2004 (f)	–	–	0.01	$7.58	4.55%
Year Ended October 31, 2005	–	(0.10)	–	$9.41	25.37%
Year Ended October 31, 2006	–	(0.03)	–	$12.95	38.01%
Year Ended October 31, 2007	(0.50)	(0.53)	–	$18.24	46..37%
Institutional Service Class Shares
Year Ended October 31, 2003	–	–	0.03	$7.05	30.07%
Year Ended October 31, 2004	–	–	0.01	$7.89	11.91%
Year Ended October 31, 2005	–	(0.10)	–	$9.81	25.72%
Year Ended October 31, 2006	–	(0.05)	–	$13.55	38.76%
Year Ended October 31, 2007	(0.50)	(0.55)	–	$19.19	47.13%
Institutional Class Shares
Period Ended October 31, 2004 (g)	–	–	0.01	$7.89	5.06%
Year Ended October 31, 2005	–	(0.10)	–	$9.81	25.72%
Year Ended October 31, 2006	–	(0.05)	–	$13.55	38.76%
Year Ended October 31, 2007	(0.50)	(0.55)	–	$19.19	47.13%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of Net
			Ratio of Net		Ratio of Expenses	Investment Income
			Investment		(Prior to	(Loss)(Prior to
	Net Assets	Ratio of	Income		Reimbursements)	Reimbursements)
	at End	Expenses	(Loss) to		to	to
	of Period	to Average Net	Average		Average Net	Average Net		Portfolio
	(000’s)	Assets (c)	Net Assets (c)		Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	$1	2.00%	0.31%		2.65%	(0.33%	)	262.09%
Year Ended October 31, 2005	$1	1.68%	0.81%		2.31%	0.18%		247.22%
Year Ended October 31, 2006	$2	1.94%	(0.38%	)	1.96%	(0.39%	)	175.91%
Year Ended October 31, 2007	$725	1.80%	(0.17%	)	1.80%	(0.17%	)	135.54%
Institutional Service Class Shares
Year Ended October 31, 2003	$2,350	1.40%	0.64%		2.12%	(0.08%	)	304.72%
Year Ended October 31, 2004	$2,629	1.40%	0.30%		1.84%	(0.14%	)	262.09%
Year Ended October 31, 2005	$3,306	1.40%	1.12%		1.82%	0.70%		247.22%
Year Ended October 31, 2006	$4,589	1.41%	0.17%		1.42%	0.15%		175.91%
Year Ended October 31, 2007	$7,256	1.24%	0.47%		1.24%	0.47%		135.54%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$189	1.40%	0.03%		1.94%	(0.52%	)	262.09%
Year Ended October 31, 2005	$1,372	1.40%	1.11%		1.61%	0.90%		247.22%
Year Ended October 31, 2006	$3,742	1.41%	0.22%		1.42%	0.20%		175.91%
Year Ended October 31, 2007	$9,125	1.24%	0.54%		1.24%	0.54%		135.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

144 Annual Report 2007

Nationwide Micro Cap Equity Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Micro Cap Equity Fund (Class A at NAV) returned 5.84% versus 10.53% for its benchmark, the Russell MicrocapTM Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 757 funds as of Oct. 31, 2007) was 10.50% for the same time period.

Can you describe the market environment during the reporting period?

The equity markets experienced an excessive amount of volatility during the reporting period. This volatility was driven primarily by concerns about housing and related credit markets, as well as slower economic growth in the United States. During the fall of 2007, however, the markets rallied, in part, due to an interest-rate cut by the Federal Reserve Board. Economists continue to anticipate slower economic growth for the remainder of the year. Historically, periods of slowing economic and earnings growth have led investors to seek out higher-earnings-quality companies with superior business models. Against this backdrop, we anticipate a widening of the gap in earnings between higher-quality companies and their competitors. It is in this type of environment that our investment style and process historically have been most rewarded.

What areas detracted from Fund performance?

The Fund’s performance was hampered by its holdings in the financial sector. This sector adversely affected most market participants due to concerns about mortgage-related debt and a slowing economy. Marlin Business Services Corp. was one of the Fund’s financial positions that detracted from performance. This nationwide provider of equipment leasing solutions was adversely affected by weak demand from its customers, primarily small businesses. The Fund’s holdings within the consumer staples sector also hampered performance as Overhill Farms, Inc., a value-added manufacturer of frozen food products, experienced financial results below our expectations. We liquidated the Fund’s position in Overhill Farms due to fundamental challenges to its business.

What areas of investment provided the most positive relative returns for the Fund?

The top-performing sectors in the portfolio included energy and health care, in which strong stock selection served as the primary driver of performance. The Fund’s energy holdings benefited from a position in ENGlobal Corp., a provider of engineering services to energy concerns. Within the health-care sector, Neogen Corp. posted strong performance driven by demand for its food and animal safety products. The Fund continues to own both of these stocks due to their growth profiles.

What is your outlook for the near term?

As we look ahead, concerns about the housing and mortgage markets and speculation about the actions of the Federal Reserve could create near-term headwinds for the market. Despite these macroeconomic concerns, we continue to adhere to our bottom-up, fundamental approach to stock selection. Therefore, our strategy remains focused on companies that are high quality— namely those companies that exhibit sustainable competitive advantages, low financial risk, greater-than-market earnings growth and attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection.

Subadviser:

NorthPointe Capital LLC

Portfolio Manager:

Carl Wilk, CFP

2007 Annual Report 145

Nationwide Micro Cap Equity Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	5.84%	26.11%	20.89%	1.85%
	w/SC [3]	-0.23%	24.62%	19.56%

Class B	w/o SC2	5.00%	25.20%	19.99%	2.52%
	w/SC [4]	1.10%	25.04%	19.91%

Class C	w/o SC2	5.06%	25.24%	20.02%	2.52%
	w/SC5	4.27%	25.24%	20.02%

Class R [6,7]		5.34%	25.62%	20.37%	2.22%

Institutional Service Class [7]		6.06%	26.45%	21.19%	1.52%

Institutional Class[7]		6.12%	26.47%	21.20%	1.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Micro Cap Equity Fund, the Russell Microcap Growth Index(a) and the Consumer Price Index (CPI)(a) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Microcap Growth Index is an unmanaged index that provides a measurement of the performance of the micro-cap growth segment of the U.S. equity market, such as micro-cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

146 Annual Report 2007

Nationwide Micro Cap Equity Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Micro Cap			Account Value,	Account Value,	Expenses Paid	Annualized
Equity Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,029.60	$8.70	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.63	$8.68	1.70%

Class B	Actual		$1,000.00	$1,025.50	$12.51	2.45%
	Hypothetical	[1]	$1,000.00	$1,012.85	$12.51	2.45%

Class C	Actual		$1,000.00	$1,026.00	$12.51	2.45%
	Hypothetical	[1]	$1,000.00	$1,012.85	$12.51	2.45%

Class R	Actual		$1,000.00	$1,028.30	$9.92	1.94%
	Hypothetical	[1]	$1,000.00	$1,015.42	$9.90	1.94%

Institutional Service Class	Actual		$1,000.00	$1,030.70	$7.37	1.44%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.35	1.44%

Institutional Class	Actual		$1,000.00	$1,031.20	$7.37	1.44%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.35	1.44%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 147

Nationwide Micro Cap Equity Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.8%
Repurchase Agreements	3.2%
Other Investments*	25.8%
Liabilities in excess of other assets**	-26.8%

100.0%

Top Industries

Health Care Equipment & Supplies	11.8%
Internet Software & Services	7.7%
Semiconductors & Semiconductor Equipment	7.5%
Health Care Providers & Services	7.1%
Electronic Equipment & Instruments	6.7%
Software	5.3%
Biotechnology	4.3%
Computers & Peripherals	3.5%
Aerospace & Defense	3.4%
Insurance	3.3%
Other	39.4%

100.0%

Top Holdings***

Double-Take Software, Inc.	2.1%
Pericom Semiconductor Corp.	2.0%
Amtech Systems, Inc.	2.0%
21st Century Holding Co.	1.9%
Website Pros, Inc.	1.9%
Globecomm Systems, Inc.	1.8%
TheStreet.com, Inc.	1.8%
LMI Aerospace, Inc.	1.8%
Strategic Diagnostics, Inc.	1.7%
Allied Healthcare International, Inc.	1.7%
Other	81.3%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

148 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Micro Cap Equity Fund

Common Stocks (97.8%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (3.4%)
Limco-Piedmont, Inc.*	80,000	$1,163,200
LMI Aerospace, Inc.* (a)	47,000	1,260,070

		2,423,270

Air Freight & Logistics (1.3%) (a)
Dynamex, Inc.*	30,600	908,208

Auto Components (2.0%) (a)
Amerigon, Inc.*	37,200	730,608
Fuel Systems Solutions, Inc.*	36,000	677,160

		1,407,768

Bank (1.0%)
Gateway Financial Holdings, Inc.	48,926	709,427

Biotechnology (4.3%)
Bio-Reference Laboratories, Inc.* (a)	35,000	1,122,800
Industrial Enterprises of America, Inc.* (a)	230,000	687,700
Strategic Diagnostics, Inc.*	190,000	1,216,000

		3,026,500

Capital Markets (2.2%)
FirstCity Financial Corp.*	100,000	906,000
Rodman & Renshaw Capital Group*	141,200	605,748

		1,511,748

Commercial Banks (3.0%)
Cardinal Financial Corp.	65,000	636,350
Superior Bancorp* (a)	110,000	840,400
Vineyard National Bancorp Co. (a)	44,700	619,095

		2,095,845

Commercial Services & Supplies (3.2%)
Cash Systems, Inc.* (a)	139,000	618,550
GP Strategies Corp.*	106,000	1,164,940
Media Sciences International, Inc.* (a)	92,600	497,262

		2,280,752

Communications Equipment (1.8%) (a)
Globecomm Systems, Inc.*	83,400	1,287,696

Computers & Peripherals (3.5%)
Cray, Inc.* (a)	100,000	607,000
Hurco Co., Inc.*	19,500	1,113,450
LivePerson, Inc.* (a)	130,000	746,200

		2,466,650

Diversified Financial Services (1.6%)
Marlin Business Services, Inc.*	17,300	219,364
Medallion Financial Corp.	89,000	938,950

		1,158,314

Electrical Equipment (3.1%)
BTU International, Inc.* (a)	85,300	1,214,672
Labarge, Inc.*	70,000	962,500

		2,177,172

Electronic Equipment & Instruments (6.7%)
Cyberoptics Corp.* (a)	70,000	875,700
Intricon Corp.*	37,600	531,288
Iteris, Inc.*	306,000	1,064,880
Sonic Solutions*	21,200	254,400
Spectrum Control, Inc.*	70,000	1,201,900
Synplicity, Inc.* (a)	120,000	753,600

		4,681,768

Energy Equipment & Services (3.2%)
ENGlobal Corp.* (a)	82,700	1,147,876
TGC Industries, Inc.*	98,600	1,092,488

		2,240,364

Food Products (0.6%)
Overhill Farms, Inc.*	124,000	429,040

Health Care Equipment & Supplies (11.8%)
Angiodynamics, Inc.*	60,000	1,200,000
Lemaitre Vascular, Inc.*	140,000	1,059,800
MEDTOX Scientific, Inc.*	44,000	762,960
MTS Medication Technologies*	70,000	961,800
Neogen Corp.*	45,000	1,197,900
Rockwell Medical Technologies, Inc.* (a)	140,000	1,020,600
ThermoGenesis Corp.*	500,000	1,105,000
Trinity Biotech PLC Sponsor ADR-IE* (a)	104,300	959,560

		8,267,620

Health Care Providers & Services (7.1%)
Allied Healthcare International, Inc.* (a)	450,000	1,215,000
Anika Therapeutics, Inc.* (a)	60,000	1,127,400
CryoLife, Inc.* (a)	120,000	810,000
Health Grades, Inc.*	162,400	992,264
I-trax, Inc.* (a)	220,000	836,000

		4,980,664

Health Care Technology (0.7%) (a)
Merge Technologies, Inc.*	250,000	472,500

2007 Annual Report 149

Statement of Investments (Continued)
October 31, 2007

Nationwide Micro Cap Equity Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Insurance (3.3%)
21st Century Holding Co. (a)	78,800	$1,323,052
First Mercury Financial Corp.*	44,000	974,600

		2,297,652

Internet Software & Services (7.7%)
Chinacast Education Corp.*	97,000	732,350
Imergent, Inc.	45,000	1,085,400
TheStreet.com, Inc. (a)	93,600	1,263,600
Think Partnership, Inc.* (a)	600,000	1,020,000
Website Pros, Inc.*	130,000	1,316,900

		5,418,250

IT Services (3.0%)
NCI, Inc.*	60,000	1,148,400
Starlims Technologies Ltd.*	80,000	952,000

		2,100,400

Life Sciences Tools & Services (0.9%) (a)
Matrixx Initiatives, Inc.*	36,000	623,160

Machinery (1.5%)
Sun Hydraulics Corp.	29,000	1,043,710

Oil, Gas & Consumable Fuels (2.8%) (a)
Bolt Technology Corp.*	26,000	1,124,500
OMNI Energy Services Corp.*	130,400	861,944

		1,986,444

Pharmaceutical (1.7%) (a)
Obagi Medical Products, Inc.*	55,400	1,209,936

Road & Rail (1.2%)
Celadon Group, Inc.*	102,500	820,000

Semiconductors & Semiconductor Equipment (7.5%)
Amtech Systems, Inc.* (a)	80,700	1,407,408
FSI International, Inc.* (a)	300,000	657,000
Pericom Semiconductor Corp.*	94,600	1,413,324
Techwell, Inc.*	70,000	869,400
Ultra Clean Holdings, Inc.* (a)	70,000	898,800

		5,245,932

Software (5.3%)
Double-Take Software, Inc.*	60,000	1,429,800
Radiant Systems, Inc.* (a)	69,250	1,130,160
TeleCommunication Systems, Inc.*	270,000	1,142,100

		3,702,060

Specialty Retail (1.3%)
Fuqi International, Inc.*	112,900	930,296

Textiles, Apparel & Luxury Goods (1.1%)
Hartmarx Corp.*	150,000	772,500

Total Common Stocks (Cost $66,364,123)		68,675,646

Repurchase Agreements (3.2%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,013,487, collateralized by U.S. Government Agency Mortgages with a market value of $1,033,619	$1,013,352	1,013,352

Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,263,723, collateralized by U.S. Government Agency Mortgages with a market value of $1,288,825	1,263,554	1,263,554

Total Repurchase Agreements (Cost $2,276,906)		2,276,906

Securities Purchased with Collateral For Securities On Loan (25.8%)
Repurchase Agreements (25.8%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $18,097,687, collateralized by U.S. Government Agency Mortgages with a market value of $18,457,118	18,095,214	18,095,214

Total Securities Purchased with Collateral For Securities On Loan
(Cost $18,095,214)		18,095,214

Total Investments (Cost $86,736,243) (b) — 126.8%		89,047,766
Liabilities in excess of other assets — (26.8)%		(18,826,164)

NET ASSETS — 100.0%		$70,221,602

*	Denotes a non-income producing security.
(a)	All or a part of the security was on loan as of October 31, 2007.

150 Annual Report 2007

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt
IE	Ireland

See Accompanying Notes to Financial Statements.

2007 Annual Report 151

Nationwide U.S. Growth Leaders Long-Short Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide U.S. Growth Leaders Long-Short Fund (Class A at NAV) returned 17.26% versus 4.95% for its benchmark, the Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/ Short Equity Funds (consisting of 73 funds as of Oct. 31, 2007) was 12.48% for the same time period.

Can you describe the market environment during the reporting period?

Heightened market volatility provided a favorable backdrop for long-short investing, enabling the Fund to finish well ahead of its benchmark. Fund performance benefited from our long exposure, while our short positions exerted a modest drag on performance, as might be expected in a rising market. The market’s upward progress was interrupted by two sharp sell-offs. The first occurred in the first quarter of 2007, when U.S. stocks weakened after a sharp decline in China’s stock market. Throughout the summer, the market buckled under the weight of increasing concerns about the subprime mortgage crisis. In both cases, though, share prices quickly rebounded, and most broadly based stock indexes finished the period near all-time highs. The Federal Reserve Board was instrumental in helping the stock market shake off its summer doldrums, cutting the target federal funds rate in September and October.

What areas of investment provided the most positive relative returns for the Fund?

Information technology provided the biggest boost to performance, and industrials were beneficial as well. Among individual holdings, Monsanto Co. was a standout long position, more than doubling during the reporting period on robust demand for the company’s genetically modified seeds. Networking equipment maker Cisco Systems, Inc. also added value to the Fund. Increasing Internet usage for large-file applications such as video file-sharing drove healthy spending for Cisco’s products. Online energy exchange IntercontinentalExchange, Inc. was another key contributor, aided by robust organic growth and some strategic acquisitions. XTO Energy Inc., an oil and gas exploration and production company, delivered strong performance based on healthy production numbers and high energy prices. Among the Fund’s short positions, Advanced Micro Devices, Inc. helped performance, because the stock lost ground due to market share gains by a larger competitor.

What areas detracted from Fund performance?

On the negative side, a short position in the newly merged company AbitibiBowater Inc. fared poorly. The Fund held a short position in Bowater when Abitibi decided to purchase the company, an action that drove Bowater’s stock price higher. The Fund’s short position in RadioShack Corp. also was counterproductive to performance; a new chief executive officer at the company made some initial progress toward restructuring. The Fund’s long position in retailer Kohl’s Corp. was hurt by tepid consumer spending. Consumer electronics retailer Best Buy Co., Inc. was hampered by narrowing profit margins due to a price war in the flat-screen television market.

What is your outlook for the near term?

We expect the recent increase in volatility to linger for a while. We also believe there will be more divergence among the performance of various market sectors, with some delivering strong results and others faltering. This backdrop should afford more opportunities on the short side of the market while still offering ample potential to profit from long positions. The upcoming presidential primary and election season likely will add to the crosscurrents already at work in the financial markets. Stock selection will be paramount in such an environment, and accordingly, we will redouble our efforts to identify the most attractive stocks to hold as long and short positions for the Fund.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

152 Annual Report 2007

Nationwide U.S. Growth Leaders Long-Short Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A2	w/o SC3	17.26%	11.42%	12.04%	2.42%
	w/SC4	10.50%	10.10%	11.36%

Class B2	w/o SC3	16.37%	10.56%	11.59%	3.16%
	w/SC5	11.37%	10.29%	11.59%

Class C6	w/o SC3	16.44%	10.60%	10.38%	3.16%
	w/SC7	15.44%	10.60%	10.38%

Class R [8,10]		16.78%	11.12%	11.91%	2.86%

Institutional Class[9,10]		17.60%	11.61%	12.14%	2.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

1       The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

2       These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

3       These returns do not reflect the effects of sales charges (SC).

4       A 5.75% front-end sales charge was deducted.

5       A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns.

6       These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

7       A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

8       These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares in February 27, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

9       These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Institutional Class shares on June 29, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

10       Not subject to any sales charges.

2007 Annual Report 153

Nationwide U.S. Growth Leaders Long-Short Fund
Fund Performance
(Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Growth Leaders Long-Short Fund, the Citigroup U.S. Domestic 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

154 Annual Report 2007

Nationwide U.S Growth Leaders Long-Short Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide U.S Growth Leaders			Account Value,	Account Value,	Expenses Paid	Annualized
Long-Short Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,094.20	$13.14	2.49%
	Hypothetical	[1]	$1,000.00	$1,012.65	$12.71	2.49%

Class B	Actual		$1,000.00	$1,090.40	$17.33	3.29%
	Hypothetical	[1]	$1,000.00	$1,008.61	$16.79	3.29%

Class C	Actual		$1,000.00	$1,090.90	$16.65	3.16%
	Hypothetical	[1]	$1,000.00	$1,009.27	$16.13	3.16%

Class R	Actual		$1,000.00	$1,092.90	$14.40	2.73%
	Hypothetical	[1]	$1,000.00	$1,011.44	$13.94	2.73%

Institutional Class	Actual		$1,000.00	$1,095.10	$11.67	2.21%
	Hypothetical	[1]	$1,000.00	$1,014.06	$11.28	2.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 155

Nationwide U.S. Growth Leaders Long-Short Fund
Long Positions
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	69.9%
Repurchase Agreements	27.8%
Exchange Traded Funds	4.9%
Liabilities in excess of assets	-2.6%

100.0%

Top Industries

Equity Funds	4.9%
Communications Equipment	4.9%
Semiconductors & Semiconductor Equipment	4.6%
IT Services	3.8%
Internet Software & Services	3.6%
Specialty Retail	3.1%
Energy Equipment & Services	2.9%
Electronic Equipment & Instruments	2.9%
Electrical Equipment	2.4%
Aerospace & Defense	2.2%
Other	64.7%

100.0%

Top Holdings*

UltraShort Dow30 ProShares	3.0%
NAVTEQ Corp.	2.9%
Cisco Systems, Inc.	2.6%
Google, Inc., Class A	2.1%
Cognizant Technology Solutions Corp.	2.0%
UltraShort Russell 2000 ProShares	1.9%
XTO Energy, Inc.	1.9%
Alliance Data Systems Corp.	1.8%
Hess Corp.	1.8%
Merck & Co., Inc.	1.7%
Other	78.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

156 Annual Report 2007

Nationwide U.S. Growth Leaders Long-Short Fund
Short Positions
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	25.1%
Other	74.9%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	4.6%
Beverages	2.3%
Computers & Peripherals	2.1%
Manufacturing	2.1%
Diversified Financial Services	2.0%
Health Care Providers & Services	1.9%
Metals & Mining	1.7%
Technology	1.0%
Multiline Retail	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Other	80.5%

100.0%

Top Holdings

Chesapeake Energy Corp.	2.3%
Washington Mutual, Inc.	1.5%
International Business Machines Corp.	1.4%
Ensco International, Inc.	1.3%
Constellation Brands, Inc.	1.3%
Rockwell Automation, Inc.	1.1%
Canadian Natural Resources Ltd.	1.0%
PepsiAmericas, Inc.	1.0%
Roper Industries, Inc.	1.0%
Arch Coal, Inc.	1.0%
Other	87.1%

100.0%

2007 Annual Report 157

Statement of Investments
October 31, 2007

Nationwide U.S. Growth Leaders Long-Short Fund

Common Stocks - Long positions (69.9%) (a)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.2%)
General Dynamics Corp.	10,510	$955,989
Rockwell Collins, Inc.	15,580	1,165,540

		2,121,529

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	9,650	481,728

Beverages (1.3%)
Molson Coors Brewing Co.	21,200	1,213,276

Biotechnology (2.1%)
Gilead Sciences, Inc.*	26,720	1,234,197
Pharmion Corp.*	16,030	771,363

		2,005,560

Capital Markets (1.0%)
Lehman Brothers Holding, Inc.	15,050	953,267

Chemicals (1.2%)
Monsanto Co.	11,880	1,159,844

Communications Equipment (5.7%)
Cisco Systems, Inc.*	74,720	2,470,243
Corning, Inc.	60,230	1,461,782
F5 Networks, Inc.*	15,790	568,914
Foundry Networks, Inc.*	46,630	985,758

		5,486,697

Computers & Peripherals (3.7%)
EMC Corp.*	62,000	1,574,180
Hewlett-Packard Co.	18,040	932,307
Network Appliance, Inc.*	33,830	1,065,307

		3,571,794

Consumer Finance (1.2%)
American Express Co.	19,650	1,197,668

Diversified Financial Services (3.6%)
IntercontinentalExchange, Inc.*	5,670	1,010,394
Invesco PLC-Sponsored ADR — GB	40,200	1,232,532
TD Ameritrade Holding Corp.*	63,140	1,208,500

		3,451,426

Electrical Equipment (2.4%)
Ametek, Inc.	24,085	1,131,995
Cooper Industries Ltd., Class A	22,540	1,180,871

		2,312,866

Electronic Equipment & Instruments (2.9%)
NAVTEQ Corp.*	36,060	2,783,832

Energy Equipment & Services (2.9%)
SunPower Corp., Class A*	6,200	784,052
Transocean, Inc.*	8,810	1,051,650
Weatherford International Ltd.*	14,050	911,985

		2,747,687

Food Products (0.4%)
Kraft Foods, Inc.	10,525	351,640

Gaming (1.4%)
Penn National Casinos & Gambling, Inc.*	22,070	1,362,822

Health Care Equipment & Supplies (1.9%)
Baxter International, Inc.	20,070	1,204,401
Cepheid, Inc.*	24,750	640,530

		1,844,931

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	18,270	876,595
Red Robin Gourmet Burgers*	19,310	772,786

		1,649,381

Household Durables (1.0%)
Tupperware Corp.	26,950	972,895

Internet & Catalog Retail (1.5%)
eBay, Inc.*	39,590	1,429,199

Internet Software & Services (3.6%)
Google, Inc., Class A*	2,870	2,029,090
Yahoo!, Inc.*	44,550	1,385,505

		3,414,595

IT Services (3.8%)
Alliance Data Systems Corp.*	21,560	1,733,424
Cognizant Technology Solutions Corp.*	45,270	1,876,894

		3,610,318

Life Sciences Tools & Services (1.2%)
Thermo Fisher Scientific, Inc.*	19,890	1,169,731

Metals & Mining (0.7%)
Century Aluminum Co.*	12,070	702,353

158 Annual Report 2007

Common Stocks - Long positions (69.9%) (a) (continued)

	Shares or
	Principal Amount	Value

Multiline Retail (1.4%)
CVS Caremark Corp.	31,770	$1,327,033

Oil, Gas & Consumable Fuels (3.7%)
Hess Corp.	23,550	1,686,415
XTO Energy, Inc.	27,600	1,832,088

		3,518,503

Pharmaceuticals (2.6%)
Merck & Co., Inc.	27,080	1,577,681
Schering-Plough Corp.	28,500	869,820

		2,447,501

Semiconductors & Semiconductor Equipment (4.6%)
Anadigics, Inc.*	36,050	531,738
Atheros Communications*	21,450	752,895
Intel Corp.	52,100	1,401,490
NVIDIA Corp.*	24,435	864,510
Silicon Motion Technology Corp. ADR — KY*	35,550	888,750

		4,439,383

Service Company (1.6%)
Corrections Corp. of America*	55,700	1,575,753

Software (2.3%)
Informatica Corp.*	47,100	804,468
Oracle Corp.*	64,210	1,423,536

		2,228,004

Specialty Retail (3.1%)
American Eagle Outfitters Ltd.	31,520	749,546
Gamestop Corp.*	16,350	968,247
J Crew Group, Inc.*	16,150	604,010
Pacific Sunwear of California, Inc.*	39,500	660,440

		2,982,243

Textiles, Apparel & Luxury Goods (1.7%)
Coach, Inc.*	22,000	804,320
Phillips-Van Heusen Corp.	16,400	$783,920

		1,588,240

Thrifts & Mortgage Finance (1.0%)
Fannie Mae	17,470	996,488

Total Common Stocks - Long positions (Cost $61,358,491)		67,098,187

Equity Funds (4.9%)
UltraShort Dow30 ProShares	$61,070	$2,839,755
UltraShort Russell 2000 ProShares	30,200	1,872,400

Total Exchange Traded Funds - Long positions (Cost $4,837,886)		4,712,155

Repurchase Agreements (27.8%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $11,861,196, collateralized by U.S. Government Agency Mortgages with a market value of $12,096,803	11,859,611	11,859,611
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $14,789,789, collateralized by U.S. Government Agency Mortgages with a market value of $15,083,570	14,787,813	14,787,813

Total Repurchase Agreements (Cost $26,647,424)		26,647,424

Total Investments (Cost $92,843,801) (b) — 102.6%		98,457,766
Liabilities in excess of other assets — (2.6)%		(2,513,475)

NET ASSETS — 100.0%		$95,944,291

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GB	United Kingdom

KY	Cayman Islands

See Accompanying Notes to Financial Statements.

2007 Annual Report 159

Statement of Securities Sold Short
October 31, 2007

Nationwide U.S. Growth Leaders Long-Short Fund

Common Stocks - Short Positions (25.1%)

	Shares	Value

Bank (0.8%)
Fifth Third Bancorp	23,300	$728,824

Beverages (2.3%)
Constellation Brands, Inc.*	49,800	1,250,976
PepsiAmericas, Inc.	27,200	971,584

		2,222,560

Commercial Services & Supplies (0.7%)
Navigant Consulting, Inc.*	49,150	647,797

Communications Equipment (0.8%)
Oplink Communications, Inc.*	52,300	790,776

Computers & Peripherals (2.1%)
International Business Machines Corp.	11,500	1,335,380
VMware, Inc., Class A*	5,700	711,531

		2,046,911

Construction Materials (0.8%)
Bucyrus International, Inc.	9,100	750,750

Diversified Financial Services (2.0%)
American Capital Strategies Ltd.	10,390	451,030
Washington Mutual, Inc.	51,250	1,428,850

		1,879,880

Electronic Equipment & Instruments (0.4%)
Zoran Corp.*	15,150	386,325

Food Products (0.4%)
Kraft Foods, Inc.	10,526	351,674

Health Care Providers & Services (1.9%)
Healthextras, Inc.*	32,560	948,798
Psychiatric Solutions, Inc.*	22,850	904,860

		1,853,658

Manufacturing (2.1%)
Rockwell Automation, Inc.	14,850	1,022,868
Roper Industries, Inc.	13,700	970,097

		1,992,965

Metals & Mining (1.7%)
Arch Coal, Inc.	23,460	961,860
RTI International Metals, Inc.*	8,500	664,530

		1,626,390

Multiline Retail (0.9%)
Sears Holding Corp.*	6,730	907,137

Oil, Gas & Consumable Fuels (4.6%)
Canadian Natural Resources Ltd.	11,840	985,088
Chesapeake Energy Corp.	55,040	2,172,979
Ensco International, Inc.	23,310	1,293,472

		4,451,539

Pharmaceutical (0.9%)
Abbott Laboratories	16,100	879,382

Semiconductors & Semiconductor Equipment (0.9%)
Applied Materials, Inc.	24,700	479,674
O2Micro International ADR — KY*	23,450	407,092

		886,766

Software (0.8%)
Red Hat, Inc.*	33,250	717,867

Technology (1.0%)
Accenture Ltd., Class A	23,800	$929,390

Total Common Stocks — Short Positions (Proceeds $23,013,837)		24,050,591

Total Securities Sold Short (Proceeds $23,013,837) (a) — 25.1%		$24,050,591

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

KY	Cayman Islands

See Accompanying Notes to Financial Statements

160 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

		Nationwide U.S.
	Nationwide Micro	Growth Leaders
	Cap Equity Fund	Long-Short Fund

Assets:
Investments, at value (Cost $66,364,123 and $66,196,377)*	$68,675,646	$71,810,342
Repurchase agreements, at cost and value	20,372,120	26,647,424

Total Investments	89,047,766	98,457,766

Cash	160	–
Deposits with broker for securities sold short	–	25,164,703
Interest and dividends receivable	23,299	221,940
Receivable for capital shares issued	21,232	410,629
Receivable for investments sold	1,592,933	9,612,269
Prepaid expenses and other assets	31,383	46,657

Total Assets	90,716,773	133,913,964

Liabilities:
Securities sold short, at value (Proceeds $0 and $23,013,837)	–	24,050,591
Payable for investments purchased	1,919,721	13,688,724
Payable for capital shares redeemed	342,962	55,745
Payable upon return of securities loaned	18,095,214	–
Accrued expenses and other payables:
Investment advisory fees	79,935	97,301
Fund administration and transfer agent fees	7,574	268
Distribution fees	28,326	31,103
Administrative servicing fees	9,610	4,269
Trustee fees	277	195
Compliance program costs (Note 3)	2,525	1,703
Custodian fees	3,768	1,378
Other	5,259	38,396

Total Liabilities	20,495,171	37,969,673

Net Assets	$70,221,602	$95,944,291

Represented by:
Capital	$56,367,712	$98,338,964
Accumulated net investment income	–	32,637
Accumulated net realized gains (losses) from investment transactions	11,542,367	(7,004,521)
Net unrealized appreciation on investments	2,311,523	4,577,211

Net Assets	$70,221,602	$95,944,291

NET ASSETS:
Class A Shares	$29,318,265	$45,037,227
Class B Shares	4,853,182	2,243,514
Class C Shares	19,738,664	24,767,983
Class R Shares	1,550	1,329
Institutional Service Class Shares	359,799	–
Institutional Class Shares	15,950,142	23,894,238

Total	$70,221,602	$95,944,291

See Accompanying Notes to Financial Statements.

2007 Annual Report 161

Statements of Assets and Liabilities (Continued)

			Nationwide U.S.
	Nationwide Micro		Growth Leaders
	Cap Equity Fund		Long-Short Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,533,296		3,788,910
Class B Shares	267,767		194,453
Class C Shares	1,087,647		2,845,238
Class R Shares	84		114
Institutional Service Class Shares	18,477		–
Institutional Class Shares	818,970		2,001,722

Total	3,726,241		8,830,437

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$19.12		$11.89
Class B Shares (a)	$18.12		$11.54
Class C Shares (b)	$18.15		$8.71
Class R Shares	$18.52	(c)	$11.69	(c)
Institutional Service Class Shares	$19.47		$–
Institutional Class Shares	$19.48		$11.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$20.29		$12.62
Maximum Sales Charge:

Class A Shares	5.75%		5.75%

*	Includes value of securities on loan of $17,289,971 and $0.

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007.

See Accompanying Notes to Financial Statements.

162 Annual Report 2007

Statements of Operations
For the Year Ended October 31, 2007

	Nationwide	Nationwide U.S.
	Micro Cap	Growth Leaders
	Equity Fund	Long-Short Fund

INVESTMENT INCOME:
Interest income	$117,305	$2,600,864
Dividend income	291,080	611,284
Income from securities lending	98,277	–

Total Income	506,662	3,212,148

Expenses:
Investment advisory fees	1,156,910	1,281,428
Fund administration and transfer agent fees	116,225	128,516
Distribution fees Class A	107,426	96,115
Distribution fees Class B	60,886	13,098
Distribution fees Class C	282,576	284,624
Distribution fees Class R	28	6
Administrative servicing fees Class A	2,477	5,131
Administrative servicing fees Class R	15	2
Dividend expense for securities sold short	–	586,843
Registration and filing fees	59,553	38,713
Trustee fees	4,291	3,774
Compliance program costs (Note 3)	2,423	1,573
Custodian fees	6,229	4,838
Other	52,190	19,204

Total expenses before waived expenses	1,851,229	2,463,865

Earnings credit (Note 5)	(3,060)	(2,053)
Expenses voluntarily reduced by Investment Adviser	–	(135,871)
Expenses reimbursed	(2,816)	–
Expenses voluntarily waived by Administrator	(941)	(802)

Net Expenses	1,844,412	2,325,139

Net Investment Income (Loss)	(1,337,750)	887,009

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains on investment transactions	12,692,008	10,563,720
Net change in unrealized appreciation/(depreciation) on investments	(6,588,589)	2,315,932

Net realized/unrealized gains from investments	6,103,419	12,879,652

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,765,669	$13,766,661

See Accompanying Notes to Financial Statements.

2007 Annual Report 163

Statements of Changes in Net Assets

	Nationwide Micro Cap		Nationwide U.S. Growth Leaders
	Equity Fund		Long-Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(1,337,750)	$(1,490,356)	$887,009	$766,741
Net realized gains on investment transactions	12,692,008	29,605,354	10,563,720	1,579,895
Net change in unrealized appreciation/(depreciation) investments	(6,588,589)	(7,059,278)	2,315,932	1,122,335

Change in net assets resulting from operations	4,765,669	21,055,720	13,766,661	3,468,971

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(619,339)	(222,323)
Class B	–	–	(11,187)	(1,537)
Class C	–	–	(448,019)	(123,499)
Class R	–	–	(12)	(5)
Institutional Class	–	–	(302,652)	(58,083)
Net realized gains:
Class A	(14,026,497)	(4,008,351)	–	–
Class B	(1,787,139)	(498,374)	–	–
Class C	(9,072,303)	(2,424,646)	–	–
Class R	(23,265)	(82)	–	–
Institutional Service Class	(79,197)	(14,884)	–	–
Institutional Class	(3,245,845)	(556,450)	–	–

Change in net assets from shareholder distributions	(28,234,246)	(7,502,787)	(1,381,209)	(405,447)

Change in net assets from capital transactions	(22,533,360)	(19,671,238)	(14,316,627)	36,920,085

Change in net assets	(46,001,937)	(6,118,305)	(1,931,175)	39,983,609

Net Assets:
Beginning of period	116,223,539	122,341,844	97,875,466	57,891,857

End of period	$70,221,602	$116,223,539	$95,944,291	$97,875,466

Accumulated net investment income at end of period	$–	$–	$32,637	$418,264

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,135,546	$5,157,025	$18,686,817	$31,334,366
Dividends reinvested	5,357,309	1,556,599	269,844	82,305
Cost of shares redeemed (a)	(29,683,765)	(25,285,415)	(28,354,193)	(18,390,405)

Total Class A	(16,190,910)	(18,571,791)	(9,397,532)	13,026,266

Class B Shares
Proceeds from shares issued	964,798	486,817	1,223,852	295,469
Dividends reinvested	695,133	192,762	2,671	299
Cost of shares redeemed (a)	(2,408,742)	(2,048,919)	(222,720)	(117,793)

Total Class B	(748,811)	(1,369,340)	1,003,803	177,975

See Accompanying Notes to Financial Statements.

164 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Micro Cap		Nationwide U.S. Growth Leaders
	Equity Fund		Long-Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$5,758,916	$3,759,738	$5,372,757	$20,715,497
Dividends reinvested	2,915,454	706,010	96,739	20,335
Cost of shares redeemed (a)	(17,243,916)	(10,472,077)	(21,071,582)	(4,455,751)

Total Class C	(8,569,546)	(6,006,329)	(15,602,086)	16,280,081

Class R Shares
Proceeds from shares issued	112,535	–	–	1
Dividends reinvested	374	82	12	5
Cost of shares redeemed (a)	(91,227)	(102)	–	–

Total Class R	21,682	(20)	12	6

Institutional Service Class Shares
Proceeds from shares issued	19,524	68,365	–	–
Dividends reinvested	79,197	14,884	–	–
Cost of shares redeemed (a)	(9)	(17,708)	–	–

Total Institutional Service Class	98,712	65,541	–	–

Institutional Class Shares
Proceeds from shares issued	6,726,806	10,517,143	11,648,316	8,684,508
Dividends reinvested	3,245,845	556,450	302,652	58,083
Cost of shares redeemed (a)	(7,117,138)	(4,862,892)	(2,271,792)	(1,306,834)

Total Institutional Class	2,855,513	6,210,701	9,679,176	7,435,757

Change in net assets from capital transactions:	$(22,533,360)	$(19,671,238)	$(14,316,627)	$36,920,085

SHARE TRANSACTIONS:
Class A Shares
Issued	424,405	227,505	1,666,920	3,073,002
Reinvested	294,196	73,286	24,864	8,011
Redeemed	(1,569,800)	(1,100,284)	(2,633,289)	(1,793,212)

Total Class A Shares	(851,199)	(799,493)	(941,505)	1,287,801

Class B Shares
Issued	55,510	22,697	111,907	30,073
Reinvested	40,019	9,339	254	30
Redeemed	(134,446)	(90,664)	(20,972)	(11,736)

Total Class B Shares	(38,917)	(58,628)	91,189	18,367

Class C Shares
Issued	328,646	171,695	673,853	2,750,438
Reinvested	167,651	34,173	12,241	2,678
Redeemed	(961,803)	(465,444)	(2,661,235)	(591,306)

Total Class C Shares	(465,506)	(259,576)	(1,975,141)	2,161,810

Class R Shares
Issued	5,135	–	–	–
Reinvested	21	4	1	1
Redeemed	(5,135)	–	–	–

Total Class R Shares	21	4	1	1

See Accompanying Notes to Financial Statements.

2007 Annual Report 165

Statements of Changes in Net Assets (Continued)

	Nationwide Micro Cap		Nationwide U.S. Growth Leaders
	Equity Fund		Long-Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	1,018	2,867	–	–
Reinvested	4,279	695	–	–
Redeemed	– (b)	(769)	–	–

Total Institutional Service Class Shares	5,297	2,793	–	–

Institutional Class Shares
Issued	342,315	441,685	1,064,593	845,703
Reinvested	175,356	25,966	27,675	5,626
Redeemed	(334,697)	(206,432)	(206,202)	(129,077)

Total Institutional Class Shares	182,974	261,219	886,066	722,252

Total change in shares:	(1,167,330)	(853,681)	(1,939,390)	4,190,231

(a)	Includes redemption fees, if any.

(b)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

166 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Micro Cap Equity Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net			Net Asset
	Beginning	Income	Gains on	Investment	Realized	Total	Redemption	Value, End
	of Period	(Loss)	Investments	Activities	Gains	Distributions	fees	of Period

Class A Shares
Year Ended October 31, 2003	$8.64	(0.02)	7.29	7.27	–	–	–	$15.91
Year Ended October 31, 2004	$15.91	(0.18)	3.81	3.63	– (g)	– (g)	0.02	$19.56
Year Ended October 31, 2005	$19.56	(0.34)	2.63	2.29	(0.40)	(0.40)	0.02	$21.47
Year Ended October 31, 2006	$21.47	(0.27)	4.22	3.95	(1.41)	(1.41)	–	$24.01
Year Ended October 31, 2007 (h)	$24.01	(0.24)	1.33	1.09	(5.98)	(5.98)	–	$19.12
Class B Shares
Year Ended October 31, 2003	$8.61	(0.06)	7.19	7.13	–	–	–	$15.74
Year Ended October 31, 2004	$15.74	(0.26)	3.72	3.46	– (g)	– (g)	0.02	$19.22
Year Ended October 31, 2005	$19.22	(0.46)	2.55	2.09	(0.40)	(0.40)	0.02	$20.93
Year Ended October 31, 2006	$20.93	(0.43)	4.12	3.69	(1.41)	(1.41)	–	$23.21
Year Ended October 31, 2007 (h)	$23.21	(0.36)	1.25	0.89	(5.98)	(5.98)	–	$18.12
Class C Shares
Year Ended October 31, 2003	$8.61	(0.05)	7.20	7.15	–	–	–	$15.76
Year Ended October 31, 2004	$15.76	(0.24)	3.70	3.46	– (g)	– (g)	0.02	$19.24
Year Ended October 31, 2005	$19.24	(0.47)	2.56	2.09	(0.40)	(0.40)	0.02	$20.95
Year Ended October 31, 2006	$20.95	(0.41)	4.10	3.69	(1.41)	(1.41)	–	$23.23
Year Ended October 31, 2007 (h)	$23.23	(0.36)	1.26	0.90	(5.98)	(5.98)	–	$18.15
Class R Shares
Period Ended October 31, 2004(f)	$17.38	(0.27)	2.14	1.87	– (g)	– (g)	0.02	$19.27
Year Ended October 31, 2005	$19.27	(0.29)	2.53	2.24	(0.40)	(0.40)	0.02	$21.13
Year Ended October 31, 2006	$21.13	(0.32)	4.13	3.81	(1.41)	(1.41)	–	$23.53
Year Ended October 31, 2007 (h)	$23.53	(0.27)	1.24	0.97	(5.98)	(5.98)	–	$18.52

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
				Ratio of			Ratio of Net
				Net		Ratio of	Investment
				Investment		Expenses	Income (Loss)
		Net Assets	Ratio of	Income		(Prior to	(Prior to
		at End of	Expenses	(Loss) to		Reimbursements)	Reimbursements)
	Total	Period	to Average	Average		to Average	to Average		Portfolio
	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	84.14%	$17,023	1.82%	(1.32%	)	2.26%	(1.76%	)	104.50%
Year Ended October 31, 2004	22.96%	$74,983	1.81%	(1.35%	)	1.82%	(1.37%	)	107.36%
Year Ended October 31, 2005	11.69%	$68,375	1.86%	(1.31%	)	1.87%	(1.32%	)	108.54%
Year Ended October 31, 2006	19.19%	$57,257	1.85%	(1.00%	)	1.88%	(1.03%	)	95.53%
Year Ended October 31, 2007 (h)	5.84%	$29,318	1.77%	(1.21%	)	1.77%	(1.22%	)	87.52%
Class B Shares
Year Ended October 31, 2003	82.81%	$1,611	2.54%	(2.08%	)	2.99%	(2.52%	)	104.50%
Year Ended October 31, 2004	22.13%	$6,403	2.55%	(2.11%	)	2.57%	(2.13%	)	107.36%
Year Ended October 31, 2005	10.84%	$7,647	2.61%	(2.04%	)	2.62%	(2.06%	)	108.54%
Year Ended October 31, 2006	18.41%	$7,117	2.52%	(1.68%	)	2.56%	(1.71%	)	95.53%
Year Ended October 31, 2007 (h)	5.00%	$4,853	2.51%	(1.96%	)	2.52%	(1.97%	)	87.52%
Class C Shares
Year Ended October 31, 2003	83.04%	$5,609	2.54%	(2.04%	)	2.90%	(2.40%	)	104.50%
Year Ended October 31, 2004	22.10%	$30,377	2.55%	(2.11%	)	2.57%	(2.13%	)	107.36%
Year Ended October 31, 2005	10.83%	$37,980	2.61%	(2.05%	)	2.62%	(2.06%	)	108.54%
Year Ended October 31, 2006	18.39%	$36,076	2.52%	(1.68%	)	2.56%	(1.71%	)	95.53%
Year Ended October 31, 2007 (h)	5.06%	$19,739	2.51%	(1.96%	)	2.52%	(1.97%	)	87.52%
Class R Shares
Period Ended October 31, 2004(f)	10.89%	$1	2.17%	(1.78%	)	2.17%	(1.78%	)	107.36%
Year Ended October 31, 2005	11.61%	$1	1.94%	(1.39%	)	1.94%	(1.39%	)	108.54%
Year Ended October 31, 2006	18.87%	$1	2.01%	(1.23%	)	2.05%	(1.26%	)	95.53%
Year Ended October 31, 2007 (h)	5.34%	$2	2.19%	(1.53%	)	2.20%	(1.54%	)	87.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 167

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Micro Cap Equity Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net			Net Asset
	Beginning	Income	Gains on	Investment	Realized	Total	Redemption	Value, End
	of Period	(Loss)	Investments	Activities	Gains	Distributions	fees	of Period

Institutional Service Class Shares
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32	–	–	–	$15.96
Year Ended October 31, 2004	$15.96	(0.28)	3.97	3.69	– (g)	– (g)	0.02	$19.67
Year Ended October 31, 2005	$19.67	(0.19)	2.54	2.35	(0.40)	(0.40)	0.02	$21.64
Year Ended October 31, 2006	$21.64	(0.15)	4.21	4.06	(1.41)	(1.41)	–	$24.29
Year Ended October 31, 2007 (h)	$24.29	(0.19)	1.35	1.16	(5.98)	(5.98)	–	$19.47
Institutional Class Shares
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32	–	–	–	$15.96
Year Ended October 31, 2004	$15.96	(0.16)	3.85	3.69	– (g)	– (g)	0.02	$19.67
Year Ended October 31, 2005	$19.67	(0.22)	2.58	2.36	(0.40)	(0.40)	0.02	$21.65
Year Ended October 31, 2006	$21.65	(0.13)	4.18	4.05	(1.41)	(1.41)	–	$24.29
Year Ended October 31, 2007 (h)	$24.29	(0.19)	1.36	1.17	(5.98)	(5.98)	–	$19.48

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
				Ratio of			Ratio of Net
				Net		Ratio of	Investment
				Investment		Expenses	Income (Loss)
		Net Assets	Ratio of	Income		(Prior to	(Prior to
		at End of	Expenses	(Loss) to		Reimbursements)	Reimbursements)
	Total	Period	to Average	Average		to Average	to Average		Portfolio
	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Institutional Service Class Shares
Year Ended October 31, 2003	84.72%	$80	1.55%	(1.15%	)	2.40%	(2.00%	)	104.50%
Year Ended October 31, 2004	23.26%	$51	1.51%	(1.10%	)	1.52%	(1.11%	)	107.36%
Year Ended October 31, 2005	11.93%	$225	1.62%	(1.05%	)	1.64%	(1.07%	)	108.54%
Year Ended October 31, 2006	19.62%	$320	1.52%	(0.68%	)	1.55%	(0.72%	)	95.53%
Year Ended October 31, 2007 (h)	6.06%	$360	1.50%	(0.96%	)	1.51%	(0.97%	)	87.52%
Institutional Class Shares
Year Ended October 31, 2003	84.72%	$2,873	1.55%	(1.15%	)	2.40%	(2.00%	)	104.50%
Year Ended October 31, 2004	23.26%	$3,493	1.52%	(1.14%	)	1.54%	(1.15%	)	107.36%
Year Ended October 31, 2005	11.98%	$8,113	1.63%	(1.05%	)	1.65%	(1.07%	)	108.54%
Year Ended October 31, 2006	19.56%	$15,451	1.51%	(0.69%	)	1.55%	(0.72%	)	95.53%
Year Ended October 31, 2007 (h)	6.12%	$15,950	1.50%	(0.96%	)	1.51%	(0.97%	)	87.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

168 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide U.S. Growth Leaders Long-Short Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total						Net Assets
	Value,	Investment	Gains	from	Net		Net Asset			at End of
	Beginning	Income	(Losses) on	Investment	Investment	Total	Value, End	Total		Period
	of Period	(Loss)	Investments	Activities	Income	Distributions	of Period	Return (a)(b)		(000’s)

Class A Shares
Year Ended June 30, 2003 (g)	$10.89	(0.08)	0.14	0.06	–	–	$10.95	0.55%		$29,561
Period Ended October 31, 2003 (h)	$10.95	(0.07)	1.12	1.05	–	–	$12.00	9.59%		$29,468
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)	(3.32)	$9.56	9.03%		$24,411
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	(0.30)	$9.83	6.09%		$33,828
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)	(0.05)	$10.30	5.27%		$48,717
Year Ended October 31, 2007 (g)	$10.30	0.14	1.62	1.76	(0.17)	(0.17)	$11.89	17.26%		$45,037
Class B Shares
Year Ended June 30, 2003 (g)	$10.90	(0.23)	0.19	(0.04)	–	–	$10.86	(0.37%	)	$141
Period Ended October 31, 2003 (g)(h)	$10.86	(0.10)	1.12	1.02	–	–	$11.88	9.39%		$414
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)	(3.30)	$9.38	8.22%		$653
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	(0.28)	$9.59	5.33%		$814
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)	(0.01)	$10.01	4.53%		$1,033
Year Ended October 31, 2007 (g)	$10.01	0.05	1.58	1.63	(0.10)	(0.10)	$11.54	16.37%		$2,244

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
		Ratio of		Ratio of		Ratio of Net
		Net		Expenses (Prior to		Investment
		Investment		Reimbursements)		Income (Loss)
	Ratio of	Income		to Average		(Prior to
	Expenses	(Loss) to		Net Assets		Reimbursements)
	to Average	Average		(Includes Dividend		to Average		Dividend	Portfolio
	Net Assets (c)	Net Assets (c)		Expense) (c)(d)		Net Assets (c)(d)		Expense (e)	Turnover (f)

Class A Shares
Year Ended June 30, 2003 (g)	3.47%	(2.04%	)	3.66%		(2.23%)		0.40%	424.00%
Period Ended October 31, 2003 (h)	3.23%	(1.77%	)		(i)		(i)	1.65%	126.69%
Year Ended October 31, 2004	3.27%	(1.65%	)	3.33%		(1.70%)		1.06%	577.36%
Year Ended October 31, 2005	2.81%	(0.18%	)	2.91%		(0.27%)		0.64%	827.26%
Year Ended October 31, 2006	2.59%	1.16%		2.61%		1.14%		0.56%	739.31%
Year Ended October 31, 2007 (g)	2.53%	1.25%		2.69%		1.09%		0.69%	608.98%
Class B Shares
Year Ended June 30, 2003 (g)	3.73%	(2.31%	)	4.54%		(3.12%)		0.40%	424.00%
Period Ended October 31, 2003 (g)(h)	3.98%	(2.54%	)		(i)		(i)	1.65%	126.69%
Year Ended October 31, 2004	3.89%	(2.30%	)	3.96%		(2.36%)		1.06%	577.36%
Year Ended October 31, 2005	3.53%	(0.90%	)	3.62%		(0.99%)		0.64%	827.26%
Year Ended October 31, 2006	3.33%	0.42%		3.35%		0.40%		0.56%	739.31%
Year Ended October 31, 2007 (g)	3.29%	0.42%		3.48%		0.23%		0.69%	608.98%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Indicates the dividend expense charged for the period to average net assets.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from July 1, 2003 (commencement of operations) through October 31, 2003.

(i)	There were no fee reductions during the period.
(j)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(k)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
See Accompanying Notes to Financial Statements.

2007 Annual Report 169

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide U.S. Growth Leaders Long-Short Fund (Continued)

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total						Net Assets
	Value,	Investment	Gains	from	Net		Net Asset			at End of
	Beginning	Income	(Losses) on	Investment	Investment	Total	Value, End	Total		Period
	of Period	(Loss)	Investments	Activities	Income	Distributions	of Period	Return (a)(b)		(000’s)

Class C Shares
Year Ended June 30, 2003	$9.05	(0.19)	0.17	(0.02)	–	–	$9.03	(0.22%	)	$1,323
Period Ended October 31, 2003 (h)	$9.03	(0.08)	0.93	0.85	–	–	$9.88	9.41%		$1,487
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)	(3.30)	$7.21	8.20%		$2,641
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	(0.29)	$7.29	5.35%		$19,372
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)	(0.03)	$7.59	4.48%		$36,586
Year Ended October 31, 2007 (g)	$7.59	0.05	1.19	1.24	(0.12)	(0.12)	$8.71	16.44%		$24,768
Class R Shares
Period Ended October 31, 2004 (j)	$9.21	(0.11)	0.31	0.20	–	–	$9.41	2.17%		$1
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	(0.29)	$9.68	6.16%		$1
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)	(0.05)	$10.11	4.91%		$1
Year Ended October 31, 2007 (g)	$10.11	0.09	1.60	1.69	(0.11)	(0.11)	$11.69	16.78%		$1
Institutional Class Shares
Period Ended October 31, 2004 (k)	$9.28	(0.02)	0.31	0.29	–	–	$9.57	3.12%		$331
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	(0.30)	$9.85	6.27%		$3,877
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)	(0.06)	$10.34	5.60%		$11,538
Year Ended October 31, 2007 (g)	$10.34	0.15	1.65	1.80	(0.20)	(0.20)	$11.94	17.60%		$23,894

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
		Ratio of		Ratio of		Ratio of Net
		Net		Expenses (Prior to		Investment
		Investment		Reimbursements)		Income (Loss)
	Ratio of	Income		to Average		(Prior to
	Expenses	(Loss) to		Net Assets		Reimbursements)
	to Average	Average		(Includes Dividend		to Average		Dividend	Portfolio
	Net Assets (c)	Net Assets (c)		Expense) (c)(d)		Net Assets (c)(d)		Expense (e)	Turnover (f)

Class C Shares
Year Ended June 30, 2003	3.72%	(2.31%	)	4.54%		(3.13%)		0.40%	424.00%
Period Ended October 31, 2003 (h)	3.98%	(2.52%	)		(i)		(i)	1.65%	126.69%
Year Ended October 31, 2004	3.90%	(2.29%	)	3.99%		(2.37%)		1.06%	577.36%
Year Ended October 31, 2005	3.55%	(0.81%	)	3.65%		(0.91%)		0.64%	827.26%
Year Ended October 31, 2006	3.33%	0.47%		3.35%		0.44%		0.56%	739.31%
Year Ended October 31, 2007 (g)	3.24%	0.57%		3.39%		0.42%		0.69%	608.98%
Class R Shares
Period Ended October 31, 2004 (j)	3.32%	(1.74%	)	3.36%		(1.78%)		1.06%	577.36%
Year Ended October 31, 2005	2.82%	(0.20%	)	2.86%		(0.25%)		0.64%	827.26%
Year Ended October 31, 2006	2.96%	0.77%		2.99%		0.74%		0.56%	739.31%
Year Ended October 31, 2007 (g)	2.88%	0.85%		3.08%		0.65%		0.69%	608.98%
Institutional Class Shares
Period Ended October 31, 2004 (k)	2.24%	(0.52%	)	2.43%		(0.72%)		1.06%	577.36%
Year Ended October 31, 2005	2.56%	0.19%		2.67%		0.08%		0.64%	827.26%
Year Ended October 31, 2006	2.33%	1.50%		2.35%		1.48%		0.56%	739.31%
Year Ended October 31, 2007 (g)	2.25%	1.40%		2.43%		1.21%		0.69%	608.98%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from July 1, 2003 (commencement of operations) through October 31, 2003.
(i)	There were no fee reductions during the period.
(j)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(k)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See Accompanying Notes to Financial Statements.

170 Annual Report 2007

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds.” Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds.” The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fifteen (15) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Global Financial Services Fund (“Global Financial Services,” formerly, “Gartmore Global Financial Services Fund”)
-	Nationwide Global Health Sciences Fund (“Global Health Sciences,” formerly, “Gartmore Global Health Sciences Fund”)
-	Nationwide Global Natural Resources Fund (“Global Natural Resources,” formerly, “Gartmore Global Natural Resources Fund”)
-	Nationwide Global Technology and Communications Fund (“Global Technology and Communications,” formerly, “Gartmore Global Technology and Communications Fund”)
-	Nationwide Global Utilities Fund (“Global Utilities,” formerly, “Gartmore Global Utilities Fund”)
-	Nationwide Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders,” formerly, “Gartmore Mid Cap Growth Leaders Fund”)
-	Nationwide Leaders Fund (“Nationwide Leaders,” formerly, “Gartmore Nationwide Leaders Fund”)
-	Nationwide Small Cap Leaders Fund (“Small Cap Leaders,” formerly, “Gartmore Small Cap Leaders Fund”)
-	Nationwide U.S. Growth Leaders Fund (“U.S. Growth Leaders,” formerly, “Gartmore U.S. Growth Leaders Fund”)
-	Nationwide Worldwide Leaders Fund (“Worldwide Leaders,” formerly, “Gartmore Worldwide Leaders Fund”)
-	Nationwide China Opportunities Fund (“China Opportunities,” formerly, “Gartmore China Opportunities Fund”)
-	Nationwide Emerging Markets Fund (“Emerging Markets,” formerly, “Gartmore Emerging Markets Fund”)
-	Nationwide International Growth Fund (“International Growth,” formerly, “Gartmore International Growth Fund”)
-	Nationwide Micro Cap Equity Fund (“Micro Cap Equity,” formerly, “Gartmore Micro Cap Equity Fund”)
-	Nationwide U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short,” formerly, “Gartmore U.S. Growth Leaders Long-Short Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial

2007 Annual Report 171

Notes to Financial Statements (Continued)
October 31, 2007

statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

172 Annual Report 2007

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect

2007 Annual Report 173

Notes to Financial Statements (Continued)
October 31, 2007

correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the period, the U.S. Growth Leaders Long-Short engaged in short-selling of portfolio securities. The Fund is authorized to engage in short-selling of portfolio securities, which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2007, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Global Health Sciences	$907,318	$909,633

Global Technology and Communications	1,253,534	1,286,130

U.S. Growth Leaders	2,132,116	2,048,490

Micro Cap Equity	17,289,971	18,095,214

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

174 Annual Report 2007

(i)	Distributions to Shareholders

Distributions from net investment income, if any, is declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust”) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that NFA advises. The subadvisers manage each of

2007 Annual Report 175

Notes to Financial Statements (Continued)
October 31, 2007

their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The Adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Global Financial Services	NFA	Aberdeen Asset Management Inc. (a)

Global Health Sciences	NFA	Aberdeen Asset Management Inc. (a)

Global Natural Resources	NFA	Aberdeen Asset Management Inc. (a)

Global Technology and Communications	NFA	Aberdeen Asset Management Inc. (a)

Global Utilities	NFA	Gartmore Global Partners

Mid Cap Growth Leaders	NFA	Nationwide Separate Accounts, LLC (b)

Nationwide Leaders	NFA	Aberdeen Asset Management Inc. (a)

Small Cap Leaders	NFA	NorthPointe Capital, LLC (c)

Aberdeen Asset Management Inc. (a)

U.S. Growth Leaders	NFA	Aberdeen Asset Management Inc. (a)

Worldwide Leaders	NFA	Gartmore Global Partners

China Opportunities	NFA	Gartmore Global Partners

Emerging Markets	NFA	Gartmore Global Partners

International Growth	NFA	Gartmore Global Partners

Micro Cap Equity	NFA	NorthPointe Capital, LLC (c)

U.S Growth Leaders Long-Short	NFA	Aberdeen Asset Management Inc. (a)

(a)	Effective October 1, 2007, Aberdeen Asset Management Inc. became a subadviser to the Fund.
(b)	Affiliate of NFA.
(c)	Effective October 1, 2007, NorthPointe Capital, LLC became an unaffiliated subadviser to the Fund.

Under the terms of the Investment Advisory Agreements, each Fund pays the Adviser an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, the Adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadvisers, where applicable, is as follows for the year ended October 31, 2007:

Fund	Fee Schedule

Global Financial Services (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Global Health Sciences (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Global Natural Resources (1)	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%

Global Technology and Communications (1)	Up to $500 million	0.88%
	$500 million up to $2 billion	0.83%
	On $2 billion and more	0.78%

Global Utilities (1)	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%

176 Annual Report 2007

Fund	Fee Schedule

Mid Cap Growth Leaders	Up to $250 million	0.80%
	$250 million up to $1 billion	0.77%
	$1 billion up to $2 billion	0.74%
	$2 billion up to $5 billion	0.71%
	On $5 billion and more	0.68%

Nationwide Leaders (1)	Up to $500 million	0.80%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

Small Cap Leaders	All Assets	0.95%

U.S. Growth Leaders (2)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

Worldwide Leaders (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

China Opportunities (1)	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%

Emerging Markets (1)	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%

International Growth (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Micro Cap Equity	All Assets	1.25%

U.S. Growth Leaders Long-Short (a)	Up to $250 million	1.50%
	On $250 million and more	1.25%

(a)	NFA has agreed to voluntarily waive 0.25% of the advisory fee until further written notice to the shareholders.

(1) Each Fund pays the Adviser a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of each Fund relative to each Fund’s benchmark (see benchmark table below). The calculation of this fee is done in two separate steps. First, each Fund pays a base fee, as adjusted for any applicable breakpoints as described below. The base fee rate is an annual fee, calculated each quarter, and is applied to each such Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to each Fund’s average net assets over the 12-month rolling performance period. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at each Fund’s respective overall advisory fee for the current period. The table below shows the performance adjustment rate applicable to each Fund’s base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described in the table above):

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage point	+/- 0.04%

+/- 3 percentage point	+/- 0.06%

+/- 4 percentage point	+/- 0.08%

+/- 5 percentage point	+/- 0.10%

2007 Annual Report 177

Notes to Financial Statements (Continued)
October 31, 2007

The table below lists the benchmarks used to measure against the performance of Class A shares of the Funds:

Fund	Benchmark

Global Financial Services	MSCI World Financials Index

Global Health Sciences	GS Healthcare Index

Global Natural Resources	GS Natural Resources Index

Global Technology and Communications	GS Technology Composite Index

Global Utilities	60% MSCI World Telecommunications Services Index
40% MSCI World Utilities Index

Nationwide Leaders	S&P 500 Index

Worldwide Leaders	MSCI World Index

China Opportunities	MSCI Zhong Hua Index

Emerging Markets	MSCI Emerging Markets Index

International Growth	MSCI All Country World Index Free ex U.S.

(2) U.S. Growth Leaders pays NFA a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of the Fund relative to its benchmark, the S&P 500. Thus, if Class A shares of the Fund outperform the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if Class A shares of the Fund underperform the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and NFA will receive the applicable base fee. The adjustment described above will be phased in over a 24-month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment

Up to $500 million	+/- 0.22%

$500 million up to $2 billion	+/- 0.18%

On $2 billion and more	+/- 0.16%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $2,636,207, of which $514,891 was paid to affiliated subadvisers, for the year ended October 31, 2007.

NFA, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses administrative services fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the

178 Annual Report 2007

Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2008:

	Expense
Fund	Caps	Amount

Global Financial Services	All Classes	1.40%

Global Health Sciences	All Classes	1.40%

Global Natural Resources	All Classes	1.20%

Global Technology and Communications	All Classes	1.38%

Global Utilities	All Classes	1.20%

Mid Cap Growth Leaders	All Classes	1.20%

Nationwide Leaders (a)	All Classes	1.20%

Small Cap Leaders	All Classes	1.35%

U.S. Growth Leaders (b)	All Classes	1.30%

Worldwide Leaders	All Classes	1.40%

China Opportunities	All Classes	1.75%

Emerging Markets	All Classes	1.55%

International Growth	All Classes	1.40%

Micro Cap Equity	All Classes	1.65%

U.S. Growth Leaders Long-Short	All Classes	1.90%

(a)	Prior to March 1, 2007, the Fund’s expense cap was 1.30% on all classes.

(b)	Prior to March 1, 2007, the Fund’s expense cap was 1.90% on all classes.

NFA may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed, depending on which Fund, either (i) the previous five fiscal years or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

2007 Annual Report 179

Notes to Financial Statements (Continued)
October 31, 2007

As of October 31, 2007, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within five or three years (as noted below) from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2003	2004	2005	2006	2007

Global Health Sciences (a)	$42,773	$37,526	$16,979	$—	$1,005

Global Natural Resources (b)	N/A	N/A	37,587	—	—

Global Technology and Communications (a)	59,111	29,954	45,576	39,246	—

Mid Cap Growth Leaders (b)	N/A	N/A	83,813	27,262	—

Nationwide Leaders (a)	44,771	49,762	31,180	22,019	27,196

Small Cap Leaders (b)	N/A	N/A	62,315	9,303	—

U.S. Growth Leaders (a)	39,115	45,996	—	—	—

China Opportunities (b)	N/A	N/A	66,130	22,860	—

Micro Cap Equity (a)	30,339	14,021	19,206	—	2,816

U.S. Growth Leaders Long-Short (b)	N/A	N/A	43,113	—	—

(a)	Expense Limitation Agreement allows for reimbursement from previous five fiscal years.

(b)	Expense Limitation Agreement allows for reimbursement three years from fiscal year in which the corresponding reimbursement to the Fund was made.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2007, NFD received commissions of $2,935,815 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $256,580 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.” (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

180 Annual Report 2007

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements that NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount that NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

2007 Annual Report 181

Notes to Financial Statements (Continued)
October 31, 2007

For the year ended October 31, 2007, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Global Financial Services	$4,988

Global Health Sciences	$9,227

Global Natural Resources	$9

Global Technology and Communications	$2,024

Global Utilities	$1,869

Mid Cap Growth Leaders	$2,776

Nationwide Leaders	$3,412

Small Cap Leaders	$123

U.S. Growth Leaders	$19,876

Worldwide Leaders	$917

China Opportunities	$53

Emerging Markets	$34,944

International Growth	$43,531

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2007, the Funds portion of such costs amounted to $19,173.

As of October 31, 2007, NFA or affiliates of NFA directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Global Financial Services	5%

Global Health Sciences	5%

Global Natural Resources	10%

Global Technology and Communications	2%

Global Utilities	11%

Mid Cap Growth Leaders	43%

Nationwide Leaders	10%

Small Cap Leaders	8%

China Opportunities	12%

Emerging Markets	3%

International Growth	6%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for Nationwide Leaders and U.S. Growth Leaders). The

182 Annual Report 2007

redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2007, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Global Financial Services	$19,036

Global Health Sciences	1,256

Global Natural Resources	19,216

Global Technology and Communications	2,920

Global Utilities	32,219

Mid Cap Growth Leaders	2,311

Nationwide Leaders	695

Small Cap Leaders	11,056

U.S. Growth Leaders	1,021

Worldwide Leaders	32,387

China Opportunities	100,886

Emerging Markets	56,296

International Growth	43,243

Micro Cap Equity	2,390

U.S. Growth Leaders Long-Short	29,839

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the year ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are a reduction of total expenses shown on the Statement of Operations.

2007 Annual Report 183

Notes to Financial Statements (Continued)
October 31, 2007

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007 are summarized as follows:

Fund	Purchases	Sales

Global Financial Services	$99,568,190	$95,688,340

Global Health Sciences	43,345,830	44,464,661

Global Natural Resources	109,491,062	102,890,236

Global Technology and Communications	79,634,811	74,714,027

Global Utilities	27,770,612	22,154,015

Mid Cap Growth Leaders	57,785,147	60,751,513

Nationwide Leaders	132,026,577	128,032,306

Small Cap Leaders	192,921,344	185,626,429

U.S. Growth Leaders	401,302,041	436,810,953

Worldwide Leaders	183,008,303	162,803,607

China Opportunities	125,953,997	78,249,758

Emerging Markets	89,484,118	57,733,651

International Growth	31,028,764	170,683,047

Micro Cap Equity	78,472,606	128,630,754

U.S. Growth Leaders Long-Short	393,170,796	407,531,469

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the

184 Annual Report 2007

Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Other

During the fiscal year ended October 31, 2006, the Nationwide Leaders Fund, Worldwide Leaders Fund, Global Health Sciences Fund and Global Technology and Communications Fund delivered securities of the Funds in exchange for the redemption of Institutional Service shares (redemptions in-kind). Cash and securities were transferred for redemptions at a market value of $7,399,624, $6,223,570, $4,860,311 and $2,939,887 for the Nationwide Leaders Fund, Worldwide Leaders Fund, Global Health Sciences Fund and Global Technology and Communications Fund, respectively. For financial reporting purposes, the Nationwide Leaders Fund, Worldwide Leaders Fund, Global Health Sciences Fund and Global Technology and Communications Fund recorded net realized gains of $216,518, $336,657, $382,460 and $143,928, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

11. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

2007 Annual Report 185

Notes to Financial Statements (Continued)
October 31, 2007

	Distributions paid from

		Net Long
		Term		Total
	Ordinary	Capital	Total Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Global Financial Services	$2,114,112	$634,869	$2,748,981	$2,748,981

Global Health Sciences	–	–	–	–

Global Natural Resources	6,288,301	405,153	6,693,454	6,693,454

Global Technology and Communications	27,653	59,574	87,227	87,227

Global Utilities	1,019,616	281,112	1,300,728	1,300,728

Mid Cap Growth Leaders	–	–	–	–

Nationwide Leaders	1,388,252	12,940	1,401,192	1,401,192

Small Cap Leaders	3,120,894	273,179	3,394,073	3,394,073

U.S. Growth Leaders	–	–	–	–

Worldwide Leaders	126,398	–	126,398	126,398

China Opportunities	527,133	1,613,782	2,140,915	2,140,915

Emerging Markets	4,854,574	5,302,202	10,156,776	10,156,776

International Growth	1,871,454	722,247	2,593,701	2,593,701

Micro Cap Equity	12,284,554	15,949,692	28,234,246	28,234,246

U.S. Growth Leaders Long-Short	1,381,209	–	1,381,209	1,381,209

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

186 Annual Report 2007

	Distributions paid from

		Net Long
		Term		Total
	Ordinary	Capital	Total Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Global Financial Services	$784,312	$428,495	$1,212,807	$1,212,807

Global Health Sciences	2,560,787	–	2,560,787	2,560,787

Global Natural Resources	2,553,299	157,431	2,710,730	2,710,730

Global Technology and Communications	–	–	–	–

Global Utilities	1,611,767	49,352	1,661,119	1,661,119

Mid Cap Growth Leaders	–	–	–	–

Nationwide Leaders	1,677,808	187,009	1,864,817	1,864,817

Small Cap Leaders	341,925	–	341,925	341,925

U.S. Growth Leaders	8,591,263	201,192	8,792,455	8,792,455

Worldwide Leaders	126,398	–	126,398	126,398

China Opportunities	829,775	70,442	900,217	900,217

Emerging Markets	3,034,643	2,214,149	5,248,792	5,248,792

International Growth	62,765	–	62,765	62,765

Micro Cap Equity	–	7,502,787	7,502,787	7,502,787

U.S. Growth Leaders Long-Short	405,447	–	405,447	405,447

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

2007 Annual Report 187

Notes to Financial Statements (Continued)
October 31, 2007

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Global Financial Services	$2,773,411	$2,060,731	$4,834,142	$–	$–	$4,419,158	$9,253,300

Global Health Sciences	1,688,817	781,922	2,470,739	–	–	3,177,266	5,648,005

Global Natural Resources	8,769,440	2,069,264	10,838,704	–	–	11,568,033	22,406,737

Global Technology and Communications	4,404,087	425,597	4,829,684	–	(2,277,950)	1,117,359	3,669,093

Global Utilities	1,048,225	2,294,129	3,342,354	–	–	6,023,850	9,366,204

Mid Cap Growth Leaders	–	–	–	–	(23,218,980)	5,376,465	(17,842,515)

Nationwide Leaders	2,142,974	–	2,142,974	–	–	686,326	2,829,300

Small Cap Leaders	5,641,264	1,428,032	7,069,296	–	–	(1,861,735)	5,207,561

U.S. Growth Leaders	17,395,218	2,070,758	19,465,976	–	–	14,530,515	33,996,491

Worldwide Leaders	–	–	–	–	(20,936,870)	13,084,156	(7,852,714)

China Opportunities	15,225,166	7,946,108	23,171,274	–	–	42,906,561	66,077,835

Emerging Markets	6,381,636	7,978,142	14,359,778	–	–	46,942,695	61,302,473

International Growth	5,437,300	2,242,084	7,679,384	–	–	53,431,539	61,110,923

Micro Cap Equity	–	12,394,374	12,394,374	–	–	1,459,516	13,853,890

U.S. Growth Leaders Long-Short	32,637	–	32,637	–	(5,257,723)	2,830,413	(2,394,673)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts. Excludes unrealized on short sales.

188 Annual Report 2007

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Global Financial Services	$56,046,787	$6,033,860	$(1,616,177)	$4,417,683

Global Health Sciences	29,395,011	3,791,655	(614,377)	3,177,278

Global Natural Resources	69,662,799	13,207,057	(1,639,024)	11,568,033

Global Technology and Communications	24,038,343	1,354,185	(237,003)	1,117,182

Global Utilities	26,585,531	6,222,932	(200,206)	6,022,726

Mid Cap Growth Leaders	36,244,356	5,968,684	(592,219)	5,376,465

Nationwide Leaders	20,116,317	962,084	(275,758)	686,326

Small Cap Leaders	50,240,756	2,723,992	(4,585,727)	(1,861,735)

U.S. Growth Leaders	121,396,478	15,366,860	(836,345)	14,530,515

Worldwide Leaders	72,038,112	13,881,757	(797,607)	13,084,150

China Opportunities	103,926,786	43,488,609	(582,271)	42,906,338

Emerging Markets	104,509,202	47,251,839	(263,662)	46,988,177

International Growth	200,173,078	54,172,328	(754,013)	53,418,315

Micro Cap Equity	87,588,250	9,672,585	(8,213,069)	1,459,516

U.S. Growth Leaders Long-Short	71,576,762	4,812,178	(1,981,765)	2,830,413

As of October 31, 2007, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires

Global Technology and Communications	$911,180	2009

Global Technology and Communications	455,590	2010

Global Technology and Communications	911,180	2012

Mid Cap Growth Leaders	18,449,601	2009

Mid Cap Growth Leaders	4,769,379	2010

Worldwide Leaders	10,983,231	2009

Worldwide Leaders	7,814,294	2010

U.S. Growth Leaders Long-Short	264,384	2010

U.S. Growth Leaders Long-Short	4,469,833	2011

U.S. Growth Leaders Long-Short	523,506	2012

2007 Annual Report 189

Notes to Financial Statements (Continued)
October 31, 2007

As of October 31, 2007, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Funds:

Fund	Amount	Expires

Worldwide Leaders	$557,702	2008

Worldwide Leaders	655,225	2009

Worldwide Leaders	926,418	2010

12. Subsequent Events

On November 9, 2007, the Board of Trustees of Nationwide Mutual Funds unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of each of the Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Global Utilities Fund, Nationwide Mid Cap Growth Leaders Fund, Nationwide Leaders Fund, Nationwide Small Cap Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Worldwide Leaders Fund, Nationwide China Opportunities Fund, Nationwide Emerging Markets Fund, Nationwide International Growth Fund and Nationwide U.S. Growth Leaders Long-Short Fund, and the Aberdeen Funds, a Delaware statutory trust, whereby each fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that (1) Aberdeen Asset Management Inc. (“Aberdeen”) would serve as investment adviser to each such new Aberdeen Fund; (2) Gartmore Global Partners, the current sub-adviser to the Nationwide Global Utilities Fund, Nationwide Worldwide Leaders Fund, Nationwide China Opportunities Fund, Nationwide Emerging Markets Fund and Nationwide International Growth Fund would continue to serve as sub-adviser to the corresponding new Aberdeen Fund; (3) NorthPointe Capital, LLC, the current sub-adviser to the growth sleeve of the Nationwide Small Cap Leaders Fund, would continue to serve as sub-adviser to that portion of the corresponding new Aberdeen Fund; and (4) Nationwide Separate Accounts LLC, the current sub-adviser to the Nationwide Mid Cap Growth Leaders Fund, would continue to serve as sub-adviser to the corresponding new Aberdeen Fund. Currently, Aberdeen serves as sub-adviser to the Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund, Nationwide Global Technology and Communications Fund, Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, the value sleeve of the Nationwide Small Cap Leaders Fund and Nationwide U.S. Growth Leaders Long-Short Fund. Accordingly, it is also anticipated that each fund’s portfolio managers would remain the same. The Board of Trustees of the Aberdeen Funds met on December 12, 2007 and approved the appointment of Aberdeen as investment adviser and approved the Agreement and Plan of Reorganization. The Board’s decision to reorganize the funds is subject to shareholder approval.

On November 20, 2007, Security Investors, LLC (“Security Investors”) and Security Benefit Life Insurance Company (collectively, “Security Benefit”), and Nationwide Separate Accounts, LLC and Nationwide SA Capital Trust (collectively, “Nationwide”), entered into an Asset Purchase Agreement under which Security Investors agreed to purchase from Nationwide the investment management services of Nationwide Separate Accounts, LLC (the “Transaction”). Portfolio managers, analysts and support personnel are included in the Transaction, as well as resources and technology. The Transaction is expected to close during the first quarter of 2008.

Nationwide Fund Advisors is the investment adviser to Nationwide Mutual Funds (the “Trust”). Upon the closing of the Transaction, Nationwide Fund Advisors will continue to serve as investment adviser to the Trust, and Security Investors will serve as sub-adviser to the Nationwide Mid Cap Growth Leaders Fund (the “Fund”). At a meeting of the Board of Trustees of the Trust held on December 3, 2007, the Board approved a new sub-advisory agreement with Security Investors, in reliance upon the Manager of Managers exemptive order the Trust has obtained from the SEC. The new sub-advisory agreement with Security Investors, which is not affiliated with Nationwide, will take effect immediately upon the closing of the Transaction and will ensure continued provision of direct portfolio management advisory services to the Fund. The Fund’s portfolio managers, investment objective, principal strategies and related risks currently are expected to remain the same after the closing of the Transaction. The Fund’s investment advisory fees also will not change as a result of the Transaction, since Nationwide Fund Advisors will pay Security Investors for its sub-advisory services.

190 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments of Nationwide Global Financial Services Fund (formerly Gartmore Global Financial Services Fund), Nationwide Global Health Sciences Fund (formerly Gartmore Global Health Sciences Fund), Nationwide Global Natural Resources Fund (formerly Gartmore Global Natural Resources Fund), Nationwide Global Technology and Communications Fund (formerly Gartmore Global Technology and Communications Fund), Nationwide Global Utilities Fund (formerly Gartmore Global Utilities Fund), Nationwide Mid Cap Growth Leaders Fund (formerly Gartmore Mid Cap Growth Leaders Fund), Nationwide Leaders Fund (formerly Gartmore Nationwide Leaders Fund), Nationwide Small Cap Leaders Fund (formerly Gartmore Small Cap Leaders Fund), Nationwide U.S. Growth Leaders Fund (formerly Gartmore U.S. Growth Leaders Fund), Nationwide Worldwide Leaders Fund (formerly Gartmore Worldwide Leaders Fund), Nationwide China Opportunities Fund (formerly Gartmore China Opportunities Fund), Nationwide Emerging Markets Fund (formerly Gartmore Emerging Markets Fund), Nationwide International Growth Fund (formerly Gartmore International Growth Fund) and Nationwide Micro Cap Equity Fund (formerly Gartmore Micro Cap Equity Fund) and the statement of investments and the statement of securities sold short of Nationwide U.S. Growth Leaders Long-Short Fund (formerly Gartmore U.S. Growth Leaders Long-Short Fund) (thirteen series of Nationwide Mutual Funds, hereafter referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

2007 Annual Report 191

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income

Global Financial Services	$478,150

Global Natural Resources	439,038

Global Technology and Communications	27,653

Global Utilities	487,300

Nationwide Leaders	215,310

Small Cap Leaders	128

China Opportunities	74,558

Emerging Markets	1,199,385

International Growth	94,949

Micro Cap Equity	254,290

U.S. Growth Leaders Long-Short	643,883

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction

Global Financial Services	14%

Global Natural Resources	7%

Global Technology and Communications	100%

Global Utilities	19%

Nationwide Leaders	16%

Emerging Markets	4%

Micro Cap Equity	2%

U.S. Growth Leaders Long-Short	54%

192 Annual Report 2007

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Global Financial Services	$634,869

Global Natural Resources	405,153

Global Technology and Communications	59,574

Global Utilities	281,112

Nationwide Leaders	12,940

Small Cap Leaders	273,179

China Opportunities	1,613,782

Emerging Markets	5,302,202

International Growth	722,247

Micro Cap Equity	15,949,692

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2007, foreign source income per share for each Fund was as follows:

Foreign Source
Fund	Income Per Share

Global Financial Services	$0.02

Global Utilities	0.02

Worldwide Leaders	0.01

Emerging Markets	0.02

International Growth	0.01

2007 Annual Report 193

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

194 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 195

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

196 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 197

AnnualReport

October 31, 2007

Contents
Index Series*
4	Nationwide Bond Index Fund
38	Nationwide International Index Fund
70	Nationwide Mid Cap Market Index Fund
82	Nationwide S&P 500 Index Fund
95	Nationwide Small Cap Index Fund

141	Notes to Financial Statements

* Prior to May 1, 2007, each Fund was known as a Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the operating strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

Fund Disclosure

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Funds in the Lipper Intermediate Investment Grade Debt Funds category invest at least 65% of their asset in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years.

2007 Annual Report 1

Message to Shareholders
Continued

Funds in the Lipper International Multi-Cap Core Funds category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range during an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/ Citigroup World ex-U.S. Broad Market Index.

Funds in the Lipper Mid-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s (S&P) SuperComposite 1500 Index.

Funds in the Lipper S&P 500 Index Objective Funds category are passively managed, limited-expense (management fee no higher than 0.50%) funds designed to replicate the performance of the Standard & Poor’s 500 Index on a reinvested basis.

Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Index: An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the largest 1,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500(S&P 500)® Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s SmallCap 600® (S&P 600) Index: An unmanaged, market capitalization-weighted index of 600 small-cap domestic stocks chosen for their market size, liquidity and industry group representation; encompassing the small-cap universe, the index represents approximately 3% of the U.S. equity market.

S&P 500/ Citigroup Growth Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with growth characteristics, based on an average score of three risk factors for measuring growth stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap).

2 Annual Report 2007

S&P 500/ Citigroup Value Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with value characteristics, based on an average score of four risk factors for measuring value stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap).

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:

Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 3

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index as closely as possible before the deduction of Fund expenses. For the annual period ended Oct. 31, 2007, the Nationwide Bond Index Fund (Class A at NAV) returned 4.77% versus 5.38% for its benchmark, the Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 525 funds as of Oct. 31, 2007) was 4.08% for the same time period.

Can you describe the market environment during the reporting period?

Investment-grade fixed-income securities experienced some volatility during the reporting period, amid the growing fallout from the troubled housing and subprime mortgage markets. However, interest rates declined across the yield curve during the reporting period, and the broad-market Lehman Brothers U.S. Aggregate Index ended the period in positive territory, rising 5.38%. The Index was up 2.54% in the first six months of the period; it gave back some gains in May and June 2007, however, as interest rates moved higher in all but the shortest end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) and investors struggled to digest inflationary pressures and the changing expectations of Federal Reserve Board monetary policy. Bond prices rallied in the third quarter of 2007 after the Federal Reserve began to ease its monetary policy in response to the credit crunch brought on by continued weakness in the housing and subprime mortgage markets.

What areas detracted from Fund performance?

Corporate bonds and securitized issues lagged the broad U.S. fixed-income market. These securities account for approximately 25% of the index components. The most notable underperformers in the corporate sector were financial issues and long-term bonds, posting returns of 3.3% and 3.2%, respectively. Among securitized issues, home equity loans, with a return of 1.2%, and commercial mortgage-backed securities, with 3.9%, were the weakest performers.

What areas of investment provided the most positive relative returns for the Fund?

Given the continuing problems in the housing and subprime mortgage markets in the last quarter of the reporting period, investors began to favor less-risky issues. This flight to quality had a positive impact on U.S. Treasury and government-related securities, which posted gains of 5.9% and 5.8%, respectively. Consequently, these sectors were the strongest performers in the Lehman Brothers U.S. Aggregate Index for the period. Intermediate-term Treasuries and government securities posted the highest returns within the sectors, advancing 6.1% and 5.9%, respectively, for the period.

What is your outlook for the near term?

We believe it is still too early to assess accurately the effects that financial market turbulence will have on broader credit conditions. However, a clearer picture has emerged of the state of the global economy prior to the credit crisis, and also of the initial impact. The global economy had been growing at a rate above the long-term trend, and a slowdown in the U.S. economy had not slowed growth to the same extent elsewhere in the world. However, in the period just prior to August 2007, the U.S. economy had accelerated from its low point earlier in the year. Housing market weakness remained substantial, but the long-awaited associated weakening in personal spending has yet to appear. In fact, capital spending rebounded and the contribution from net exports was clearly positive. We expect somewhat slower growth in the fourth quarter of 2007, but there is still little sign of a sharp growth deceleration in the United States. We believe that “sluggish” rather than “recessionary” best sums up the global economic picture; the credit crisis has not delivered an immediate sharp slowdown in growth.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Keith Anderson, Scott Amero, Andrew Philips and Matthew Marra

4 Annual Report 2007

Nationwide Bond Index Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	10 Yr.[1]	Ratio*	Ratio*

Class A	w/o SC2	4.77%	3.75%	5.37%	0.74%	0.71%
	w/SC3	-1.26%	2.53%	4.75%

Class B4	w/o SC2	4.15%	3.13%	4.99%	1.35%	1.32%
	w/SC5	-0.85%	2.78%	4.99%

Class C7	w/o SC2	4.11%	3.13%	4.99%	1.35%	1.32%
	w/SC8	3.11%	3.13%	4.99%

Institutional Class[6]		5.19%	4.17%	5.72%	0.35%	0.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	Not subject to any sales charges.

[7]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[8]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund, the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 5

Nationwide Bond Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Nationwide Bond Index Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,024.20	$3.88	0.76%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.88	0.76%

Class B	Actual		$1,000.00	$1,021.20	$6.83	1.34%
	Hypothetical	[1]	$1,000.00	$1,018.44	$6.84	1.34%

Class C	Actual		$1,000.00	$1,021.20	$6.83	1.34%
	Hypothetical	[1]	$1,000.00	$1,018.44	$6.84	1.34%

Institutional Class	Actual		$1,000.00	$1,026.40	$1.74	0.34%
	Hypothetical	[1]	$1,000.00	$1,023.49	$1.74	0.34%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

6 Annual Report 2007

Nationwide Bond Index Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Mortgage Backed Agencies	52.1%
U.S. Government Sponsored & Agency Obligations	30.9%
Corporate Bonds	18.0%
Commercial Mortgage Backed Securities	7.2%
Sovereign Bonds	3.0%
Asset-Backed Securities	2.6%
Yankee Dollars	2.1%
U.S. Government Agency Long-Term Obligations	1.5%
Repurchase Agreements	0.7%
Collateralized Mortgage Obligations	0.6%
Municipal Bonds	0.1%
Other Investments*	0.2%
Liabilities in excess of other assets**	-19.0%

100.0%

Top Industries

Banks	8.2%
Other Financial	5.3%
Diversified Financial Services	2.5%
Service Companies	2.1%
Manufacturing	1.7%
Auto Loans	1.6%
Electric Power	1.3%
Home Equity Loans	1.0%
Telephones	1.0%
Energy Companies	0.7%
Other	74.4%

100.0%

Top Holdings***

Federal National Mortgage Association, 5.00%, 11/15/36	7.4%
Federal National Mortgage Association, 6.00%, 09/01/37	4.8%
Federal National Mortgage Association TBA, 5.50%, 11/15/36	4.2%
U.S. Treasury Notes, 4.50%, 09/30/11	2.8%
Federal National Mortgage Association, 5.00%, 02/01/36	2.8%
U.S. Treasury Notes, 4.75%, 02/15/10	2.2%
U.S. Treasury Bonds, 6.25%, 08/15/23	2.0%
U.S. Treasury Notes, 3.13%, 10/15/08	1.8%
U.S. Treasury Notes, 4.50%, 05/15/10	1.7%
Federal Home Loan Mortgage Corp., Pool #A49653, 5.50%, 06/01/36	1.7%
Other	68.6%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 7

Statement of Investments
October 31, 2007

Nationwide Bond Index Fund

Asset-Backed Securities (2.6%)

	Principal
	Amount	Value

Auto Loans (1.6%)
Ford Credit Auto Owner Trust, 5.42%, 07/15/09	$4,769,037	$4,771,611
Honda Auto Receivables Owner Trust, 5.12%, 10/15/10	6,551,000	6,568,287
Nissan Auto Receivables Owner Trust, 4.74%, 09/15/09	6,222,973	6,207,297

		17,547,195

Home Equity Loans (1.0%) (a)
Aegis Asset Backed Securities Trust, 4.94%, 01/25/37	4,053,442	4,004,965
Fremont Home Loan Trust, 5.04%, 01/25/36	2,720,138	2,713,917
Residential Accredit Loans, Inc., 5.05%, 11/25/36	5,398,584	5,246,041

		11,964,923

Total Asset-Backed Securities (Cost $29,695,521)		29,512,118

Corporate Bonds (18.0%)
Aerospace & Defense (0.1%)
General Dynamics Corp., 4.25%, 05/15/13	175,000	168,268
McDonnell Douglas Corp., 9.75%, 04/01/12	400,000	471,322
United Tech Corp.,
6.35%, 03/01/11	277,000	288,791
4.88%, 05/01/15	560,000	541,773
5.40%, 05/01/35	308,000	290,162

		1,760,316

Airlines (0.0%)
Continental Airlines, Inc.
7.92%, 05/01/10	250,000	257,500
6.56%, 08/15/13	162,000	168,075

		425,575

Automobiles (0.3%)
DaimlerChrysler AG
5.88%, 03/15/11	2,013,000	2,055,273
7.30%, 01/15/12	271,000	291,116
6.50%, 11/15/13	338,000	355,060
8.50%, 01/18/31	256,000	325,274

		3,026,723

Banks (3.4%)
Bank of America Corp.
4.50%, 08/01/10	144,000	142,421
4.38%, 12/01/10	410,000	404,251
4.88%, 09/15/12	201,000	197,978
4.88%, 01/15/13	451,000	439,977
4.75%, 08/01/15	431,000	406,917
5.25%, 12/01/15	513,000	501,818
5.63%, 10/14/16	1,845,000	1,842,292
Bank of America NA
5.38%, 08/15/11	267,000	269,429
6.00%, 06/15/16	205,000	208,394
Bank of New York Corp., 5.05%, 03/03/09	369,000	368,272
BB&T Corp.
6.50%, 08/01/11	1,558,000	1,620,237
4.75%, 10/01/12	164,000	159,650
Capital One Bank Corp.
5.75%, 09/15/10	164,000	165,566
5.13%, 02/15/14	535,000	510,601
Capital One Financial
5.50%, 06/01/15	308,000	294,543
5.25%, 02/21/17	211,000	194,646
Charter One Bank NA, 6.38%, 05/15/12	500,000	516,335
Citigroup, Inc.
6.38%, 11/15/08	113,000	114,721
3.63%, 02/09/09	582,000	573,329
4.13%, 02/22/10	369,000	362,835
4.63%, 08/03/10	226,000	224,656
6.50%, 01/18/11	92,000	95,823
5.13%, 02/14/11	62,000	62,048
6.00%, 02/21/12	103,000	105,897
5.25%, 02/27/12	1,250,000	1,250,307
5.63%, 08/27/12	205,000	207,727
5.30%, 01/07/16	246,000	240,950
5.85%, 08/02/16	287,000	289,832
6.63%, 06/15/32	232,000	242,539
5.88%, 02/22/33	82,000	78,008
5.85%, 12/11/34	625,000	597,205

8 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Banks (continued)
Comerica, Inc., 4.80%, 05/01/15	$123,000	$114,200
Fifth Third Bank, 4.20%, 02/23/10	707,000	694,424
Golden West Financial Corp., 4.75%, 10/01/12	109,000	106,936
HSBC Bank USA
3.88%, 09/15/09	728,000	713,391
4.63%, 04/01/14	410,000	385,814
6.00%, 08/09/17	250,000	253,313
5.88%, 11/01/34	498,000	460,410
HSBC Holdings PLC, 6.50%, 05/02/36	500,000	493,611
Inter-American Development Bank
5.00%, 04/05/11	250,000	254,296
5.13%, 09/13/16	415,000	421,818
JP Morgan Chase & Co.
6.25%, 01/15/09	41,000	41,585
3.50%, 03/15/09	1,005,000	984,881
7.88%, 08/01/10	41,000	43,783
4.50%, 11/15/10	1,128,000	1,111,514
4.60%, 01/17/11	410,000	399,862
5.60%, 06/01/11	1,435,000	1,456,689
6.63%, 03/15/12	447,000	468,981
5.25%, 01/30/13	103,000	102,387
4.75%, 03/01/15	176,000	167,306
5.15%, 10/01/15	349,000	338,893
8.00%, 04/29/27	202,000	243,571
JP Morgan Chase Bank NA
5.88%, 06/13/16	308,000	311,605
6.00%, 10/01/17	750,000	760,595
Key Bank NA
5.70%, 08/15/12	185,000	187,679
5.80%, 07/01/14	103,000	103,348
M & T Bank Corp., 3.85%, 04/01/13	300,000	297,761
Marshall & Ilsley Bank, 5.25%, 09/04/12 (b)	113,000	113,547
MBNA America Bank Corp.
4.63%, 08/03/09 (c)	874,000	866,586
5.00%, 05/04/10	226,000	225,468
7.13%, 11/15/12 (c) (d)	140,000	150,485
National City Bank
4.25%, 01/29/10	250,000	246,021
4.90%, 01/15/15	246,000	233,747
Nationsbank Corp., 6.60%, 05/15/10	82,000	84,937
PNC Funding Corp., 5.25%, 11/15/15	246,000	237,256
Popular North America, Inc., 4.70%, 06/30/09	226,000	225,098
Regions Financial Corp., 6.38%, 05/15/12	892,000	922,877
Sanwa Bank Ltd., 7.40%, 06/15/11 (b)	246,000	264,901
Sovereign Bancorp, Inc., 5.13%, 03/15/13	200,000	193,287
State Street Bank and Trust, 5.30%, 01/15/16	200,000	194,802
SunTrust Banks, Inc.
5.20%, 01/17/17	123,000	118,053
5.45%, 12/01/17	127,000	123,635
Synovus Financial Corp., 4.88%, 02/15/13	62,000	60,972
U.S. Bancorp, 4.50%, 07/29/10	205,000	203,456
U.S. Bank NA
6.38%, 08/01/11	349,000	363,698
4.95%, 10/30/14	185,000	182,217
4.80%, 04/15/15	92,000	87,752
Union Planters Corp., 4.38%, 12/01/10	62,000	59,929
Unionbancal Corp., 5.25%, 12/16/13	144,000	139,240
Wachovia Bank NA, 5.60%, 03/15/16	492,000	479,483
Wachovia Corp.
3.63%, 02/17/09	1,220,000	1,195,052
5.30%, 10/15/11	1,435,000	1,434,232
4.88%, 02/15/14	127,000	122,241
5.50%, 08/01/35	338,000	308,898
Washington Mutual Bank
4.00%, 01/15/09	205,000	200,840
5.50%, 01/15/13	182,000	170,588
5.13%, 01/15/15	718,000	644,054
Wells Fargo & Co.
3.13%, 04/01/09	882,000	859,642
4.20%, 01/15/10	328,000	323,006
4.63%, 08/09/10	255,000	252,537
5.13%, 09/15/16	144,000	138,448
5.38%, 02/07/35	318,000	289,658
Wells Fargo Bank NA
6.45%, 02/01/11	591,000	613,592
5.95%, 08/26/36	2,000,000	1,970,946

		37,909,038

2007 Annual Report 9

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Building Products (0.1%)
CRH America, Inc., 6.00%, 09/30/16	$615,000	$605,813

Consumer Goods (0.6%)
Altria Group, Inc., 7.00%, 11/04/13	410,000	448,677
Anheuser-Busch Co., Inc.
4.38%, 01/15/13	21,000	20,084
5.00%, 03/01/19	164,000	155,554
5.75%, 04/01/36	226,000	221,341
6.00%, 11/01/41	103,000	101,529
Archer-Daniels-Midland
5.94%, 10/01/32	240,000	238,902
5.38%, 09/15/35	103,000	95,376
Bottling Group LLC, 4.63%, 11/15/12	287,000	282,497
Cadbury Schweppes PLC, 5.13%, 10/01/13 (c) (d)	123,000	118,906
Campbell Soup Co., 4.88%, 10/01/13	164,000	161,005
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	246,000	277,293
5.00%, 11/15/12	62,000	60,174
6.95%, 11/15/26	103,000	114,887
6.75%, 09/15/28	244,000	265,590
Fortune Brands, Inc.
5.13%, 01/15/11	287,000	285,615
5.38%, 01/15/16	685,000	656,683
General Mills, Inc., 6.00%, 02/15/12	185,000	189,455
Hershey Co., 5.45%, 09/01/16	267,000	266,423
Kellogg Co., 7.45%, 04/01/31	103,000	118,783
Miller Brewing Co., 5.50%, 08/15/13 (c) (d)	103,000	102,720
Pepsi Bottling Group, Inc., 7.00%, 03/01/29	144,000	163,250
PepsiAmericas, Inc., 4.88%, 01/15/15	308,000	296,400
Procter & Gamble Co.
6.88%, 09/15/09	131,000	136,106
4.95%, 08/15/14	205,000	203,319
4.85%, 12/15/15	123,000	120,882
5.80%, 08/15/34	405,000	410,487
Sara Lee Corp., 6.25%, 09/15/11	174,000	180,168
Sysco Corp., 5.38%, 09/21/35	74,000	67,956
Unilever Capital Corp.
7.13%, 11/01/10	226,000	240,992
5.90%, 11/15/32	144,000	141,996
WM Wrigley Jr. Co., 4.65%, 07/15/15	150,000	142,558

		6,285,608

Data Processing (0.1%)
Cisco Systems, Inc.
5.25%, 02/22/11	205,000	207,168
5.50%, 02/22/16	533,000	535,065

		742,233

Diversified Financial Services (0.2%)
Citigroup, Inc., 5.88%, 05/29/37	200,000	189,934
KFW International Finance, 5.13%, 05/13/09	1,500,000	1,520,496
Lincoln National Corp., 6.15%, 04/07/36	410,000	404,556

		2,114,986

Electric Power (1.1%)
Alabama Power Co., 5.70%, 02/15/33	226,000	215,575
American Electric Power Co., 5.25%, 06/01/15	133,000	127,861
Appalachian Power Co., 5.80%, 10/01/35	144,000	134,443
Arizona Public Service Co., 5.50%, 09/01/35	150,000	130,835
Baltimore Gas & Electric, 5.90%, 10/01/16	615,000	616,268
Centerpoint Energy Resources, 7.88%, 04/01/13	246,000	269,747
Cincinnati Gas & Electric Co.
5.70%, 09/15/12	29,000	29,412
5.40%, 06/15/33	51,000	45,151
Commonwealth Edison Corp., 6.15%, 03/15/12	82,000	84,477
Consolidated Edison, Inc.
4.70%, 06/15/09	103,000	102,798
7.15%, 12/01/09	25,000	26,082
4.88%, 02/01/13	86,000	83,720
5.38%, 12/15/15	123,000	121,452
5.88%, 04/01/33	82,000	80,061

10 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Electric Power (continued)
Constellation Energy Group, Inc., 6.13%, 09/01/09	$217,000	$220,711
Consumers Energy, 4.00%, 05/15/10	167,000	163,043
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	114,368
6.30%, 03/15/33	308,000	311,566
5.95%, 06/15/35	174,000	166,985
DTE Energy Co., 6.35%, 06/01/16	287,000	297,156
Entergy Gulf States, Inc., 5.25%, 08/01/15	123,000	116,727
Entergy Mississippi, Inc., 5.15%, 02/01/13	201,000	196,112
FirstEnergy Corp., 7.38%, 11/15/31	287,000	313,318
Florida Power & Light Co.
4.85%, 02/01/13	103,000	101,779
5.85%, 02/01/33	70,000	69,012
5.90%, 03/01/33	247,000	244,478
5.95%, 10/01/33	53,000	52,941
5.40%, 09/01/35	90,000	83,209
5.65%, 02/01/37	200,000	191,498
Georgia Power Corp., 5.13%, 11/15/12	74,000	73,717
Metropolitan Edison, 4.88%, 04/01/14	164,000	155,811
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	441,000	451,573
6.13%, 04/01/36	555,000	548,847
New York State Electric & Gas Corp., 5.75%, 05/01/23	41,000	38,953
Ohio Power Co.
6.00%, 06/01/16	349,000	354,845
6.60%, 02/15/33	164,000	169,991
Oncor Electric Deliver
6.38%, 05/01/12	383,000	393,690
6.38%, 01/15/15	308,000	316,461
Pacific Gas & Electric Co.
3.60%, 03/01/09	451,000	443,135
4.20%, 03/01/11	492,000	478,711
4.80%, 03/01/14	328,000	317,570
5.80%, 03/01/37	400,000	384,826
Pacificorp, 5.25%, 06/15/35	123,000	110,197
Pepco Holdings, Inc.
6.45%, 08/15/12	74,000	76,716
7.45%, 08/15/32	82,000	90,887
Progress Energy, Inc.
7.10%, 03/01/11	85,000	89,564
7.75%, 03/01/31	164,000	192,660
PSEG Power Corp.
6.95%, 06/01/12	51,000	54,243
5.50%, 12/01/15	287,000	281,516
Public Service Co. of Colorado, 5.50%, 04/01/14	174,000	174,745
Public Service Electric & Gas, 5.13%, 09/01/12	135,000	134,495
Puget Energy, Inc., 5.48%, 06/01/35	103,000	88,960
Scana Corp.
6.88%, 05/15/11	359,000	374,486
6.25%, 02/01/12	103,000	105,828
South Carolina Electric & Gas Co., 4.80%, 10/01/12	267,000	263,413
Southern California Edison Co.
6.00%, 01/15/34	123,000	123,668
5.55%, 01/15/36	164,000	154,899
Southern Power Co., 6.25%, 07/15/12	174,000	179,593
Virginia Electric Power, 5.40%, 01/15/16	103,000	101,526
Westar Energy, Inc., 6.00%, 07/01/14	185,000	188,339
Wisconsin Electric Power, 5.63%, 05/15/33	41,000	38,962
Wisconsin Energy Corp., 5.50%, 12/01/08	123,000	123,470
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	170,436
6.50%, 07/01/36	123,000	123,657

		12,081,175

Electric Utilities (0.0%)
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	194,315
Ohio Edison, 6.88%, 07/15/36	305,000	319,422

		513,737

2007 Annual Report 11

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Energy Companies (0.6%)
AGL Capital Corp., 4.45%, 04/15/13	$123,000	$115,219
Amerada Hess Corp., 7.30%, 08/15/31	246,000	275,423
Apache Corp.
6.25%, 04/15/12	160,000	166,713
7.63%, 07/01/19	41,000	47,120
Atmos Energy Corp.
4.00%, 10/15/09	287,000	281,348
5.13%, 01/15/13	92,000	89,165
4.95%, 10/15/14	185,000	175,410
BP Amoco PLC, 5.90%, 04/15/09	82,000	83,303
Colonial Pipeline, 7.63%, 04/15/32 (c)	150,000	178,350
ConocoPhillips
4.75%, 10/15/12	470,000	463,683
6.95%, 04/15/29	152,000	173,084
5.90%, 10/15/32	123,000	125,096
Duke Energy Corp., 6.25%, 01/15/12	970,000	1,007,777
Enterprise Products, 5.60%, 10/15/14	656,000	648,720
Halliburton Co., 5.50%, 10/15/10	328,000	333,278
Kinder Morgan Energy Partners Limited Partnership
7.50%, 11/01/10	144,000	153,218
6.75%, 03/15/11	64,000	66,790
5.80%, 03/15/35	144,000	130,494
Marathon Oil Corp., 6.80%, 03/15/32	82,000	87,703
Motiva Enterprises Corp., 5.20%, 09/15/12 (c) (d)	51,000	51,530
Murphy Oil Corp., 6.38%, 05/01/12	41,000	42,558
Nabors, Inc., 5.38%, 08/15/12	29,000	29,016
Occidental Petroleum, 6.75%, 01/15/12	185,000	196,080
Ocean Energy, Inc., 7.25%, 10/01/11	402,000	429,539
Phillips Petroleum Co.
8.75%, 05/25/10	246,000	268,589
6.65%, 07/15/18	332,000	360,286
Plains All American Pipeline, 5.63%, 12/15/13	230,000	229,310
Texas Gas Transmission Corp., 4.60%, 06/01/15	123,000	115,091
TGT Pipelines LLC, 5.20%, 06/01/18	62,000	57,604
Weatherford International, Inc., 5.50%, 02/15/16	51,000	49,447
XTO Energy, Inc.
4.90%, 02/01/14	103,000	99,419
5.30%, 06/30/15	195,000	191,867
5.65%, 04/01/16	82,000	81,616

		6,803,846

Food Products (0.2%)
Conagra Foods, Inc.
6.75%, 09/15/11	62,000	65,097
7.00%, 10/01/28	154,000	163,270
Kraft Foods, Inc.
4.13%, 11/12/09	410,000	403,571
5.63%, 11/01/11	326,000	330,463
6.00%, 02/11/13	750,000	772,101
6.50%, 11/01/31	131,000	133,402

		1,867,904

Household Products (0.1%)
Kimberly-Clark Corp, 4.88%, 08/15/15	560,000	541,067
5.63%, 02/15/12	205,000	208,207

		749,274

Independent Finance (0.2%)
Credit Suisse First Boston USA, Inc.
4.13%, 01/15/10	277,000	272,521
6.13%, 11/15/11	185,000	191,294
6.50%, 01/15/12	246,000	257,799
5.13%, 01/15/14	119,000	116,793
5.85%, 08/16/16	300,000	305,417
7.13%, 07/15/32	595,000	670,582

		1,814,406

Insurance (0.3%)
Aetna, Inc., 6.00%, 06/15/16	750,000	761,335
Allstate Corp.
6.13%, 02/15/12	176,000	182,559
7.50%, 06/15/13	550,000	605,513
5.00%, 08/15/14	205,000	199,408
6.13%, 12/15/32	82,000	80,869

12 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Insurance (continued)
5.55%, 05/09/35	$62,000	$56,668
5.95%, 04/01/36	82,000	78,971
AXA Financial, Inc.
7.75%, 08/01/10	185,000	197,579
7.00%, 04/01/28	92,000	99,729
Chubb Corp., 6.00%, 05/11/37	225,000	218,936
North Front Pass, 5.81%, 12/15/24 (c) (d)	205,000	200,799
Travelers Cos., Inc., 5.75%, 12/15/17	415,000	413,746
Travelers Property Casualty Corp., 6.38%, 03/15/33 (b)	133,000	134,011

		3,230,123

Machinery (0.1%)
Deere & Co.
6.95%, 04/25/14	111,000	120,806
8.10%, 05/15/30	400,000	504,776

		625,582

Manufacturing (1.5%)
3m Co., 5.70%, 03/15/37	1,250,000	1,253,451
Albemarle Corp., 5.10%, 02/01/15 (b)	82,000	78,191
Barrick Gold Finance, Inc., 4.88%, 11/15/14	160,000	154,316
Black & Decker Corp., 4.75%, 11/01/14	160,000	150,102
Boeing Co., 6.13%, 02/15/33	205,000	211,820
Caterpillar, Inc.
7.30%, 05/01/31	70,000	81,776
6.05%, 08/15/36	123,000	125,184
Centex Corp.
7.88%, 02/01/11	103,000	99,975
7.50%, 01/15/12	41,000	39,557
6.50%, 05/01/16	246,000	222,589
Clorox Co., 4.20%, 01/15/10	217,000	212,892
Cooper Industries, Inc., 5.50%, 11/01/09	72,000	72,986
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	112,535
D.R. Horton, Inc., 6.00%, 04/15/11	451,000	416,747
Dell Computer Corp., 7.10%, 04/15/28	144,000	155,054
Dover, Corp., 4.88%, 10/15/15	156,000	149,187
Dow Chemical, 6.00%, 10/01/12	410,000	422,053
Du Pont, 5.25%, 12/15/16	615,000	603,197
Emerson Electric Co.
4.50%, 05/01/13	750,000	727,465
6.00%, 08/15/32	57,000	58,105
Exelon Corp.
4.90%, 06/15/15	287,000	269,269
5.63%, 06/15/35	414,000	372,246
General Electric Co., 5.00%, 02/01/13	646,000	640,874
Goodrich Corp.
6.29%, 07/01/16	246,000	255,445
6.80%, 07/01/36	129,000	140,771
Harris Corp., 6.35%, 02/01/28	103,000	103,114
Hewlett Packard Co., 6.50%, 07/01/12	208,000	220,710
Honeywell International Inc.
6.13%, 11/01/11	103,000	107,105
5.40%, 03/15/16	490,000	489,313
IBM Corp.
5.50%, 01/15/09	82,000	82,730
4.75%, 11/29/12	359,000	355,924
5.88%, 11/29/32	682,000	682,411
International Paper Co.
4.00%, 04/01/10	349,000	339,477
5.93%, 10/30/12	30,000	30,465
5.30%, 04/01/15	144,000	139,412
Johnson Controls, Inc.
5.25%, 01/15/11	123,000	123,533
4.88%, 09/15/13	123,000	120,774
Lennar Corp.
5.95%, 03/01/13	37,000	33,257
5.50%, 09/01/14	205,000	175,727
Lockheed Martin Corp.
7.65%, 05/01/16	123,000	139,717
6.15%, 09/01/36	246,000	253,062
Lubrizol Corp.
5.50%, 10/01/14	246,000	241,262
6.50%, 10/01/34	103,000	102,992

2007 Annual Report 13

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Manufacturing (continued)
Masco Corp.
5.88%, 07/15/12	$148,000	$148,128
4.80%, 06/15/15	246,000	226,501
6.13%, 10/03/16	415,000	412,222
MDC Holdings, Inc., 5.50%, 05/15/13	103,000	99,126
Motorola, Inc.
7.63%, 11/15/10	111,000	118,484
7.50%, 05/15/25	144,000	150,636
Newell Rubbermaid, Inc., 4.00%, 05/01/10	62,000	61,149
Newmont Mining Corp., 5.88%, 04/01/35	164,000	144,208
Northrop Grumman Corp.
7.13%, 02/15/11	424,000	450,067
7.75%, 02/15/31	82,000	100,459
Pitney Bowes, Inc.
4.75%, 01/15/16 (b)	205,000	192,246
4.75%, 05/15/18	62,000	57,896
Praxair, Inc., 3.95%, 06/01/13	123,000	114,894
Pulte Homes, Inc.
4.88%, 07/15/09	236,000	220,917
7.88%, 08/01/11	16,000	15,387
6.25%, 02/15/13	43,000	39,071
6.00%, 02/15/35	103,000	78,872
Raytheon Co.
5.50%, 11/15/12	62,000	62,973
6.40%, 12/15/18	144,000	152,751
7.00%, 11/01/28	92,000	102,662
Rockwell Collins Corp., 4.75%, 12/01/13	205,000	201,825
Rohm & Haas Co., 7.85%, 07/15/29	82,000	94,767
Ryland Group, 5.38%, 01/15/15	164,000	145,970
Sealed Air Corp., 6.95%, 05/15/09 (c) (d)	103,000	106,216
Stanley Works, 4.90%, 11/01/12	92,000	91,357
Transcanada Pipelines, 5.85%, 03/15/36	500,000	479,425
Vale Overseas Ltd., 6.88%, 11/21/36	656,000	681,940
Westvaco Corp., 7.95%, 02/15/31	82,000	86,458
Weyerhaeuser Co.
5.95%, 11/01/08	127,000	127,905
6.75%, 03/15/12	543,000	565,304
7.38%, 03/15/32	154,000	155,046

		16,451,634

Media (0.1%)
Viacom, Inc.
5.63%, 08/15/12	410,000	411,066
6.25%, 04/30/16	451,000	455,454
7.88%, 07/30/30	55,000	60,427
5.50%, 05/15/33	82,000	68,992
6.88%, 04/30/36	226,000	229,320

		1,225,259

Metals & Mining (0.0%)
Alcoa, Inc., 5.87%, 02/23/22	435,000	419,077

Multiline Retail (0.1%)
Costco Wholesale Corp, 5.50%, 03/15/17	575,000	565,884
CVS Caremark Corp.
4.00%, 09/15/09	82,000	80,517
6.25%, 06/01/27	560,000	556,839
Yum! Brands, Inc., 8.88%, 04/15/11	82,000	90,769

		1,294,009

Oil, Gas & Consumable Fuels (0.4%)
Anadarko Petroleum Corp., 6.45%, 09/15/36	369,000	373,327
Canadian Natural Resources, 6.25%, 03/15/38	410,000	405,124
Consolidated Natural Gas Co.
6.25%, 11/01/11	313,000	322,860
5.00%, 12/01/14	396,000	379,610
Devon Energy Corp., 7.95%, 04/15/32	250,000	305,779
Norsk Hydro ASA, 6.80%, 01/15/28	425,000	469,317
Texas East Transmission Corp., 7.30%, 12/01/10	1,525,000	1,621,261
Valero Energy Corp.
6.88%, 04/15/12	410,000	433,072
7.50%, 04/15/32	82,000	92,187
6.63%, 06/15/37	320,000	329,477

		4,732,014

14 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (4.6%)
ACE INA Holdings, Inc., 5.88%, 06/15/14 (b)	$390,000	$397,347
American Express Co., 4.88%, 07/15/13 (b)	937,000	913,298
American General Corp., 7.50%, 07/15/25	103,000	114,951
American General Finance, 5.38%, 10/01/12	697,000	689,867
American International Group, Inc.
5.05%, 10/01/15 (b)	103,000	99,856
5.60%, 10/18/16	415,000	415,315
6.90%, 03/15/32 (c) (d)	287,000	317,462
6.25%, 05/01/36	164,000	167,527
Ameritech Capital Funding, 6.45%, 01/15/18	62,000	65,017
Associates Corp. of North America, 6.95%, 11/01/18	236,000	258,631
Bae Systems Holdings, Inc., 4.75%, 08/15/10 (c) (d)	164,000	162,915
Bear Stearns Co., Inc.
4.55%, 06/23/10	2,543,000	2,474,308
5.70%, 11/15/14	256,000	248,879
5.30%, 10/30/15	123,000	115,154
4.65%, 07/02/18	246,000	207,939
Berkley Corp., 5.13%, 09/30/10	72,000	72,495
Berkshire Hathaway, Inc.
4.13%, 01/15/10	574,000	565,711
4.85%, 01/15/15	246,000	238,346
BHP Billiton Finance (USA) Ltd., 5.25%, 12/15/15	550,000	539,441
Boeing Capital Corp., 6.10%, 03/01/11	35,000	36,220
BP Capital Markets America, 4.20%, 06/15/18	103,000	92,272
Bunge International Ltd., 5.10%, 07/15/15	62,000	58,218
Caterpillar Financial Services Corp.
4.50%, 06/15/09	144,000	143,343
5.05%, 12/01/10	410,000	413,287
5.50%, 03/15/16	205,000	204,823
CIT Group, Inc.
3.88%, 11/03/08	320,000	312,685
4.75%, 12/15/10	139,000	134,108
CIT Group, Inc. (continued)
5.13%, 09/30/14	174,000	160,192
5.40%, 01/30/16	123,000	112,627
5.85%, 09/15/16	750,000	713,836
6.00%, 04/01/36	144,000	125,001
CitiFinancial Credit Co., 10.00%, 05/15/09	41,000	43,955
ConocoPhillips Australian Funding Co., 5.50%, 04/15/13	226,000	228,705
Countrywide Home Loans, Inc.
5.63%, 07/15/09	390,000	350,593
4.00%, 03/22/11	494,000	419,362
Devon Financing Corp., 6.88%, 09/30/11	447,000	474,035
Diageo Capital PLC, 5.50%, 09/30/16	300,000	295,085
Diageo Finance BV, 5.30%, 10/28/15	451,000	438,488
Duke Capital LLC, 6.75%, 02/15/32 (b)	123,000	124,220
ERP Operating Limited Partnership
5.25%, 09/15/14	328,000	315,999
5.38%, 08/01/16	205,000	195,993
General Electric Capital Corp.
4.63%, 09/15/09	441,000	439,462
3.75%, 12/15/09	574,000	560,357
5.50%, 04/28/11	287,000	290,447
5.88%, 02/15/12	41,000	42,219
6.00%, 06/15/12	182,000	188,796
4.88%, 03/04/15	431,000	421,137
5.00%, 01/08/16	205,000	200,055
5.40%, 02/15/17	415,000	411,924
5.63%, 09/15/17	1,500,000	1,514,619
6.75%, 03/15/32	1,167,000	1,302,358
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	62,569
6.50%, 06/15/34	144,000	144,487
Glaxosmithkline PLC, 5.38%, 04/15/34	139,000	128,759
Goldman Sachs Group, Inc.
3.88%, 01/15/09	410,000	405,651
6.65%, 05/15/09	287,000	293,128
6.60%, 01/15/12	72,000	75,432
5.25%, 04/01/13	461,000	457,179

2007 Annual Report 15

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (continued)
Goldman Sachs Group, Inc. (continued)
5.25%, 10/15/13	$605,000	$595,262
5.13%, 01/15/15	461,000	445,679
5.35%, 01/15/16	753,000	733,070
5.75%, 10/01/16	700,000	703,015
5.63%, 01/15/17	750,000	726,214
6.13%, 02/15/33	800,000	782,026
Harley Davidson Funding, 3.63%, 12/15/08 (c) (d)	246,000	242,308
Hartford Financial Services Group
4.75%, 03/01/14	82,000	79,399
6.10%, 10/01/41	41,000	39,577
Heinz (H.J.) Finance Co.
6.00%, 03/15/12	250,000	255,156
6.75%, 03/15/32	62,000	64,263
Household Finance Corp.
5.88%, 02/01/09	664,000	670,552
4.75%, 05/15/09	533,000	529,091
7.00%, 05/15/12	564,000	597,077
HSBC Finance Corp.
4.75%, 04/15/10	246,000	243,161
5.25%, 04/15/15	185,000	178,509
5.00%, 06/30/15	349,000	330,534
Infinity Property & Casualty, 5.50%, 02/18/14	82,000	81,519
ING Sec Life Institutional Fund, 4.25%, 01/15/10 (c) (d)	820,000	814,748
International Lease Finance Corp.
3.50%, 04/01/09	205,000	200,634
5.00%, 04/15/10	410,000	409,771
Istar Financial, Inc., 5.65%, 09/15/11	176,000	162,692
Jefferies Group, Inc., 6.25%, 01/15/36 (b)	123,000	111,979
John Deere Capital Corp.
4.88%, 03/16/09	246,000	245,239
4.40%, 07/15/09	267,000	264,963
John Hancock Financial Services, Inc.,
5.63%, 12/01/08	41,000	41,340
Lehman Brothers Holdings, Inc.
4.25%, 01/27/10	318,000	308,202
7.88%, 08/15/10	40,000	42,164
6.00%, 07/19/12	365,000	370,057
4.80%, 03/13/14	513,000	486,553
5.50%, 04/04/16	1,025,000	988,484
5.75%, 01/03/17	600,000	574,538
6.88%, 07/17/37	200,000	198,170
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	72,000	74,035
5.75%, 09/15/15	377,000	374,448
Mellon Financial Corp.
6.40%, 05/14/11	185,000	192,398
5.00%, 12/01/14	185,000	178,008
MetLife, Inc.
6.13%, 12/01/11	445,000	460,428
5.50%, 06/15/14	185,000	185,926
5.70%, 06/15/35	461,000	427,320
Monumental Global Funding II, 4.38%, 07/30/09 (c) (d)	205,000	202,913
Morgan Stanley
5.05%, 01/21/11	720,000	715,840
6.60%, 04/01/12	349,000	365,442
5.30%, 03/01/13	461,000	455,366
4.75%, 04/01/14	410,000	388,348
5.45%, 01/09/17	1,845,000	1,784,429
7.25%, 04/01/32	226,000	251,601
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	217,981
5.45%, 04/10/17	400,000	393,650
8.00%, 03/01/32	111,000	132,614
Nisource Finance Corp., 5.25%, 09/15/17	180,000	168,535
Nissan Motor Acceptance, 4.63%, 03/08/10 (c) (d)	213,000	211,141
NLV Financial Corp., 7.50%, 08/15/33 (c) (d)	51,000	53,980
Pemex Project Funding Master
9.13%, 10/13/10	437,000	486,381
5.75%, 12/15/15	533,000	542,594
6.63%, 06/15/35	226,000	241,594
Principal Life Global Funding (c)
6.25%, 02/15/12	150,000	156,582
5.25%, 01/15/13	615,000	615,271
Progressive Corp., 6.25%, 12/01/32	113,000	112,993
Prudential Financial, Inc.
5.10%, 12/14/11	515,000	512,201
5.10%, 09/20/14	205,000	197,984
5.75%, 07/15/33	103,000	94,965
Residential Capital Corp.
6.13%, 11/21/08	410,000	345,425
6.38%, 06/30/10	205,000	151,187
6.88%, 06/30/15	369,000	269,370

16 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Other Financial (continued)
RLI Corp., 5.95%, 01/15/14	$82,000	$83,224
SLM Corp.
5.13%, 08/27/12	1,025,000	925,688
5.38%, 05/15/14	759,000	674,434
Sprint Capital Corp.
6.13%, 11/15/08	349,000	350,953
6.38%, 05/01/09	154,000	156,108
8.38%, 03/15/12	845,000	922,870
Textron Financial Corp., 4.60%, 05/03/10	245,000	244,831
Toll Brothers, Inc., 6.88%, 11/15/12	62,000	60,522
Toyota Motor Credit Corp., 4.25%, 03/15/10	234,000	233,210
UnitedHealth Group
5.38%, 03/15/16	205,000	203,151
5.80%, 03/15/36	492,000	473,444
Verizon Global Funding Corp.
7.25%, 12/01/10	373,000	397,931
6.88%, 06/15/12	205,000	219,492
7.38%, 09/01/12	363,000	397,194
4.38%, 06/01/13	256,000	245,899
4.90%, 09/15/15	410,000	396,251
7.75%, 12/01/30	810,000	954,237
5.85%, 09/15/35	82,000	80,577
WellPoint, Inc.
5.00%, 12/15/14	724,000	696,205
5.25%, 01/15/16	226,000	218,249
5.95%, 12/15/34	82,000	79,214
Western & Southern Finance, 5.75%, 07/15/33 (c) (d)	103,000	96,195
Willis Group North America, Inc., 5.63%, 07/15/15	123,000	118,778

		52,101,638

Pharmaceuticals (0.3%)
Bristol-Myers Squibb Co., 5.25%, 08/15/13	975,000	973,779
Eli Lilly & Co.
6.00%, 03/15/12	205,000	212,980
5.20%, 03/15/17	750,000	739,580
7.13%, 06/01/25	82,000	92,868
Schering-Plough Corp., 5.30%, 12/01/13	950,000	953,887
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	98,000	96,466

		3,069,560

Real Estate Investment Trusts (REITs) (0.4%)
Avalonbay Communities, Inc.
6.63%, 09/15/11	62,000	64,490
5.50%, 01/15/12	540,000	539,787
Boston Properties, Inc., 5.00%, 06/01/15	410,000	384,649
Brandywine Operating Partners, 5.63%, 12/15/10	125,000	124,676
Camden Property Trust, 5.00%, 06/15/15	103,000	95,158
Colonial Properties Trust, 6.25%, 06/15/14	320,000	318,655
Developers Diversified Realty Corp., 5.38%, 10/15/12	205,000	202,467
Duke Realty Corp., 5.25%, 01/15/10	123,000	122,780
Health Care Property Investors, Inc.
6.45%, 06/25/12	39,000	40,069
6.00%, 11/15/13	123,000	121,885
6.00%, 01/30/17	328,000	316,484
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	538,124
HRPT Properties Trust Corp., 5.75%, 02/15/14	123,000	120,438
Liberty Property Limited Partnership, 7.25%, 03/15/11	27,000	28,164
Prologis, 5.25%, 11/15/10 (b)	328,000	327,178
Simon Property Group Limited Partnership
4.60%, 06/15/10	164,000	161,021
5.10%, 06/15/15	369,000	348,231
6.10%, 05/01/16	287,000	288,317
Vordano Realty Limited Partnership, 5.60%, 02/15/11	144,000	144,195
Washington Real Estate Investment Trust Corp., 5.25%, 01/15/14	82,000	79,092
Westfield Capital Corp., 5.13%, 11/15/14 (c) (d)	107,000	101,993

		4,467,853

Real Estate Management & Development (0.0%)
Duke Realty Limited Partnership, 4.63%, 05/15/13	535,000	504,599

2007 Annual Report 17

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal
	Amount	Value

Service Companies (2.0%)
Abbott Laboratories
3.50%, 02/17/09	$82,000	$80,515
5.88%, 05/15/16	334,000	342,657
Amgen, Inc., 4.00%, 11/18/09	195,000	191,561
AOL Time Warner, Inc.
6.88%, 05/01/12	634,000	668,204
6.88%, 06/15/18	122,000	128,332
7.63%, 04/15/31	523,000	581,902
7.70%, 05/01/32	648,000	728,160
Baxter International, Inc., 4.63%, 03/15/15	53,000	50,200
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	185,059
9.46%, 11/15/22	82,000	105,876
Comcast Corp.
6.20%, 11/15/08	195,000	196,797
6.88%, 06/15/09	328,000	336,336
5.85%, 01/15/10	601,000	611,080
5.90%, 03/15/16	287,000	288,498
6.50%, 01/15/17	707,000	739,297
7.05%, 03/15/33	205,000	220,827
5.65%, 06/15/35	414,000	380,070
6.50%, 11/15/35	70,000	71,015
6.45%, 03/15/37	238,000	239,921
Cox Communications, Inc.
7.75%, 11/01/10	105,000	112,081
7.13%, 10/01/12	205,000	218,144
5.45%, 12/15/14	246,000	241,553
5.50%, 10/01/15	267,000	260,556
Donnelley (R.R.) & Sons Co.
4.95%, 04/01/14	82,000	77,757
6.13%, 01/15/17	500,000	503,612
Federated Department Stores
6.63%, 04/01/11	439,000	448,839
6.90%, 04/01/29 (b)	103,000	98,029
Gannett Co., 6.38%, 04/01/12	164,000	167,737
Genentech, Inc.
4.40%, 07/15/10	115,000	113,998
5.25%, 07/15/35	62,000	56,294
Home Depot, Inc.
5.25%, 12/16/13	820,000	794,030
5.40%, 03/01/16	410,000	391,705
JC Penney Corp, Inc.
8.00%, 03/01/10	521,000	555,047
5.75%, 02/15/18	600,000	580,964
Johnson & Johnson, 4.95%, 05/15/33	487,000	443,038
Kroger Co.
6.80%, 04/01/11	139,000	145,733
6.20%, 06/15/12	164,000	169,281
7.50%, 04/01/31 (b)	178,000	200,636
Limited Brands, Inc., 6.13%, 12/01/12	103,000	103,986
Lowe’s Cos., Inc., 6.50%, 03/15/29	164,000	161,313
May Department Stores Co., 5.75%, 07/15/14	308,000	298,007
Medtronic, Inc., 4.38%, 09/15/10	129,000	127,705
Merck & Co., Inc.
4.75%, 03/01/15	246,000	235,608
6.40%, 03/01/28	51,000	53,825
5.95%, 12/01/28	113,000	113,264
News America Holdings, Inc.
9.25%, 02/01/13	82,000	94,701
5.30%, 12/15/14	533,000	525,118
8.00%, 10/17/16	82,000	94,042
7.28%, 06/30/28	53,000	56,696
6.20%, 12/15/34	170,000	164,813
6.40%, 12/15/35	323,000	320,888
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	123,238
Oracle Corp., 5.25%, 01/15/16	398,000	391,730
Pfizer, Inc., 4.65%, 03/01/18	185,000	173,837
Pharmacia Corp., 6.60%, 12/01/28	123,000	134,873
Quest Diagnostic, Inc., 5.45%, 11/01/15	476,000	462,506
Safeway, Inc.
6.50%, 03/01/11	164,000	169,712
5.80%, 08/15/12	144,000	146,603
5.63%, 08/15/14	123,000	122,421
Science Applications International, 5.50%, 07/01/33	123,000	105,109
Target Corp.
10.00%, 01/01/11	46,000	52,476
6.35%, 01/15/11	86,000	89,102
7.00%, 07/15/31	121,000	128,641
6.35%, 11/01/32	217,000	215,117

18 Annual Report 2007

Corporate Bonds (continued)

	Principal
	Amount	Value

Service Companies (continued)
Tele-Communications, Inc., 9.80%, 02/01/12	$213,000	$246,696
Time Warner, Inc., 5.88%, 11/15/16 (c) (d)	475,000	471,907
Wal-Mart Stores, Inc.
6.88%, 08/10/09	570,000	590,424
4.13%, 07/01/10	287,000	282,512
4.13%, 02/15/11	267,000	260,840
5.00%, 04/05/12	1,300,000	1,295,960
7.55%, 02/15/30	82,000	95,728
5.25%, 09/01/35	492,000	435,086
Walt Disney Co.
6.38%, 03/01/12	97,000	101,965
6.20%, 06/20/14	287,000	301,682
Waste Management, Inc.
7.38%, 08/01/10	103,000	109,016
6.38%, 11/15/12	144,000	149,778
7.00%, 07/15/28	113,000	119,364
Wyeth
5.50%, 02/01/14	472,000	473,299
5.50%, 02/15/16	441,000	438,357
6.50%, 02/01/34	144,000	152,059
6.00%, 02/15/36	200,000	198,097

		22,113,442

Telephones (0.7%)
AT&T Wireless Services, Inc.
8.13%, 05/01/12	31,000	34,573
8.75%, 03/01/31	224,000	289,648
BellSouth Corp.
4.20%, 09/15/09	246,000	242,638
6.00%, 10/15/11	583,000	600,214
5.20%, 09/15/14	349,000	344,056
6.55%, 06/15/34	123,000	128,434
6.00%, 11/15/34	599,000	590,477
Cingular Wireless LLC, 7.13%, 12/15/31	287,000	318,118
Embarq Corp.
6.74%, 06/01/13	533,000	554,226
7.08%, 06/01/16	92,000	96,152
France Telecom, 3,376.25%, 03/01/31	283,000	370,828
GTE Corp.
6.84%, 04/15/18	144,000	155,146
6.94%, 04/15/28	103,000	109,801
SBC Communications, Inc.
4.13%, 09/15/09	513,000	505,314
5.30%, 11/15/10	267,000	270,274
SBC Communications, Inc. (continued)
6.25%, 03/15/11	330,000	341,438
5.88%, 08/15/12	295,000	304,408
5.10%, 09/15/14	697,000	684,352
5.63%, 06/15/16	205,000	207,019
6.15%, 09/15/34	814,000	822,717
Vodafone Group PLC, 6.15%, 02/27/37	410,000	402,422

		7,372,255

Transportation (0.3%)
Burlington Northern Santa Fe Corp.
6.75%, 07/15/11	150,000	158,196
7.95%, 08/15/30	144,000	168,618
CSX Corp.
6.25%, 10/15/08	431,000	435,319
6.75%, 03/15/11	92,000	95,896
5.50%, 08/01/13	358,000	353,598
Norfolk Southern Corp.
6.75%, 02/15/11	671,000	703,100
5.59%, 05/17/25	59,000	55,303
7.25%, 02/15/31	437,000	490,000
Southwest Airlines Corp., 5.13%, 03/01/17	103,000	96,139
TTX Co., 4.90%, 03/01/15 (c) (d)	154,000	150,324
Union Pacific Corp.
3.63%, 06/01/10	168,000	162,506
5.38%, 06/01/33	43,000	38,093
6.25%, 05/01/34	164,000	161,599
United Parcel Service, Inc.
8.38%, 04/01/20	82,000	103,493
8.38%, 04/01/30	123,000	158,999

		3,331,183

Wireless Telecommunication Services (0.2%)
Nextel Communications, 6.88%, 10/31/13	1,865,000	1,869,662
Rogers Wireless, Inc., 7.25%, 12/15/12	615,000	656,366

		2,526,028

Total Corporate Bonds (Cost $202,428,497)		200,164,890

2007 Annual Report 19

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

Municipal Bonds (0.1%)

	Principal
	Amount	Value

Illinois (0.1%)
Illinois State Taxable Pension, 5.10%, 06/01/33	$695,000	$658,638

Texas (0.0%)
City of Dallas, 5.25%, 02/15/24	492,000	481,958

Total Municipal Bonds (Cost $1,118,207)		1,140,596

Sovereign Bonds (3.0%)
Canada (0.6%)
Government of Canada, 5.25%, 11/05/08	668,000	674,030
Province of British Columbia
5.38%, 10/29/08	164,000	165,325
4.30%, 05/30/13	111,000	107,527
Province of Manitoba
7.50%, 02/22/10	205,000	218,819
5.00%, 02/15/12	1,025,000	1,036,243
Province of Nova Scotia, 5.13%, 01/26/17	615,000	621,076
Province of Ontario
5.50%, 10/01/08	144,000	145,192
4.38%, 02/15/13	297,000	289,147
4.50%, 02/03/15	463,000	451,265
4.75%, 01/19/16	205,000	201,719
Province of Quebec, 5.00%, 07/17/09	2,215,000	2,235,203
4.60%, 05/26/15	246,000	240,028
7.50%, 09/15/29	402,000	504,814

		6,890,388

Chile (0.0%)
Republic of Chile, 5.50%, 01/15/13	123,000	124,931

China (0.0%)
People’s Republic of China, 4.75%, 10/29/13	205,000	204,555

Germany (0.3%)
Financing Corp., 9.80%, 11/30/17	12,000	16,549
KFW International Finance
3.25%, 03/30/09 (b)	369,000	363,047
4.13%, 10/15/14	492,000	480,067
4.38%, 07/21/15	1,005,000	979,637
Landwirtschaftliche Rentenbank
4.88%, 02/14/11	615,000	621,909
5.25%, 07/15/11	250,000	255,344
5.13%, 02/01/17	600,000	604,609

		3,321,162

Iceland (0.0%) (c) (d)
Kaupthing Bank, 7.13%, 05/19/16	246,000	243,764

Italy (0.3%)
Republic of Italy
3.25%, 05/15/09	697,000	685,859
4.38%, 06/15/13	390,000	386,409
4.50%, 01/21/15	652,000	633,612
4.75%, 01/25/16	287,000	282,779
6.88%, 09/27/23	174,000	202,196
5.38%, 06/15/33	584,000	574,944

		2,765,799

Luxembourg (0.7%)
European Investment Bank
3.38%, 03/16/09	656,000	647,791
5.00%, 02/08/10	6,151,000	6,245,762
4.63%, 05/15/14	630,000	627,396
5.13%, 09/13/16	250,000	255,085

		7,776,034

Mexico (0.2%)
Banco Nacional de Comercio Exterior, 3.88%, 01/21/09 (c) (d)	41,000	40,231
United Mexican States
6.38%, 01/16/13	795,000	845,483
6.75%, 09/27/34	1,423,000	1,591,625

		2,477,339

Norway (0.1%)
Eksportsfinans
4.75%, 12/15/08	287,000	286,925
5.50%, 05/25/16	267,000	275,461

		562,386

20 Annual Report 2007

Sovereign Bonds (continued)

	Principal
	Amount	Value

Poland (0.0%)
Republic of Poland, 5.00%, 10/19/15	$156,000	$154,144

Republic of Korea (0.2%)
Export-Import Bank of Korea
4.63%, 03/16/10	287,000	284,959
5.13%, 02/14/11	246,000	246,075
Korea Development Bank
4.75%, 07/20/09	615,000	610,338
5.75%, 09/10/13	82,000	82,388
Republic of Korea, 4.25%, 06/01/13	492,000	472,104

		1,695,864

Senegal (0.0%)
Inter-American Development Bank, 6.80%, 10/15/25	287,000	333,191

South Africa (0.0%)
Republic of South Africa, 6.50%, 06/02/14	144,000	153,360

Spain (0.1%)
Telefonica Emisiones Sau, 6.42%, 06/20/16	1,230,000	1,286,339

Sweden (0.4%)
Swedish Export Credit Corp., 4.88%, 09/29/11	4,101,000	4,131,639

United States (0.1%)
International Bank for Reconstruction & Development, 7.63%, 01/19/23	677,000	863,206

Venezuela (0.0%)
Andina de Fomento Corp., 6.88%, 03/15/12	164,000	174,110

Total Sovereign Bonds (Cost $32,820,866)		33,158,211

U.S. Government Agency Long-Term Obligations (1.5%)
Federal National Mortgage Association TBA,
5.50%, 11/01/16	4,800,000	4,807,497
6.00%, 11/01/16	2,000,000	2,034,376
6.50%, 10/01/32	10,000,000	10,229,440
Government National Mortgage Association TBA, 5.50%, 11/15/36	100,000	99,375

Total U.S. Government Agency Long-Term Obligations (Cost $17,095,966)		17,170,688

U.S. Government Sponsored & Agency Obligations (30.9%)
Federal Home Loan Bank, 5.25%, 06/05/17	7,100,000	7,260,886
Federal Home Loan Mortgage Corp.
4.88%, 02/17/09 - 11/15/13	8,485,000	8,537,445
5.75%, 03/15/09	10,349,000	10,530,656
5.25%, 05/21/09	11,772,000	11,923,670
4.25%, 07/15/09	947,000	945,235
6.63%, 09/15/09	441,000	458,925
5.13%, 07/15/12	4,234,000	4,327,211
5.00%, 07/15/14 - 12/14/18	4,881,000	4,866,651
4.38%, 07/17/15	5,016,000	4,864,416
4.75%, 11/17/15	6,258,000	6,211,322
6.75%, 09/15/29	388,000	465,420
6.25%, 07/15/32	865,000	987,811
Federal National Mortgage Association
2.50%, 06/15/08	6,906,000	6,817,631
4.50%, 10/15/08	166,000	166,513
4.88%, 04/15/09	9,894,000	9,959,657
5.38%, 08/15/09 - 11/15/11	10,222,000	10,433,057
6.63%, 09/15/09	12,586,000	13,097,570
5.13%, 04/15/11	3,334,000	3,405,658
4.38%, 03/15/13 - 10/15/15	8,159,000	8,033,077
4.63%, 10/15/14	1,236,000	1,222,089
5.00%, 04/15/15	1,132,000	1,144,413
Tennessee Valley Authority, 6.25%, 12/15/17	35,000	38,733
U.S. Treasury Bonds
8.75%, 05/15/17	4,536,000	6,013,035
8.50%, 02/15/20	2,947,000	3,989,501
6.25%, 08/15/23	19,024,000	22,079,730
6.88%, 08/15/25	3,277,000	4,083,194
5.38%, 02/15/31	2,793,000	3,026,042

2007 Annual Report 21

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)

	Principal
	Amount	Value

U.S. Treasury Notes
3.13%, 10/15/08	$20,543,000	$20,364,851
4.88%, 10/31/08 - 08/15/16	11,254,000	11,434,375
4.75%, 02/15/10 - 02/15/37	40,313,000	41,031,217
4.50%, 05/15/10 - 02/15/36	65,813,000	66,427,044
4.63%, 02/29/12 - 02/15/17	20,929,000	21,315,229
4.25%, 09/30/12	5,875,000	5,899,787
4.00%, 11/15/12 - 02/15/15	4,449,000	4,363,455
4.13%, 05/15/15	6,672,000	6,577,651
6.38%, 08/15/27	10,145,000	12,173,209

Total U.S. Government Sponsored & Agency Obligations (Cost $342,637,057)		344,476,366

Yankee Dollars (2.1%)
Banks (0.4%)
BSCH Issuances Ltd.
7.63%, 11/03/09	$1,886,000	$1,981,326
7.63%, 09/14/10	41,000	43,909
HBOS PLC, 5.46%, 11/29/49 (c) (d)	246,000	233,155
HSBC Holdings PLC, 7.50%, 07/15/09	392,000	406,563
National Bank of Australia, 8.60%, 05/19/10	123,000	133,404
Royal Bank of Scotland Group
5.00%, 11/12/13	164,000	165,782
5.05%, 01/08/15	219,000	212,223
4.70%, 07/03/18	328,000	304,673
St. George Bank Ltd., 5.30%, 10/15/15 (c) (d)	164,000	163,211
UBS AG Stamford CT, 5.88%, 07/15/16	779,000	811,172
Westpac Banking Corp., 4.63%, 06/01/18	103,000	96,235

		4,551,653

Electric Power (0.0%)
Hydro Quebec Corp.
8.40%, 01/15/22	153,000	199,537
8.88%, 03/01/26	109,000	150,994
Scottish Power, 5.81%, 03/15/25	82,000	80,258

		430,789

Energy Companies (0.1%)
Petro-Canada, 5.95%, 05/15/35	189,000	180,922
PTT Public Co. Ltd., 5.88%, 08/03/35 (c) (d)	123,000	112,314
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	100,210
5.75%, 05/15/35	250,000	227,648
Transocean Sedco Forex, Inc., 7.50%, 04/15/31	123,000	139,306

		760,400

Manufacturing (0.2%)
Alcan, Inc.
6.45%, 03/15/11	31,000	32,418
4.50%, 05/15/13	258,000	246,834
5.00%, 06/01/15	205,000	197,177
5.75%, 06/01/35	144,000	135,121
AstraZeneca PLC, 5.40%, 06/01/14	205,000	205,339
Celulosa Arauco Constitucion SA, 5.13%, 07/09/13	123,000	120,112
Inco Ltd., 7.75%, 05/15/12	123,000	134,162
Lafarge SA, 6.50%, 07/15/16	185,000	190,556
Noranda, Inc., 6.20%, 06/15/35	123,000	118,161
Placer Dome, Inc., 6.38%, 03/01/33	96,000	95,120
Potash Corp. of Saskatchewan, Inc.
7.75%, 05/31/11	29,000	31,368
4.88%, 03/01/13	115,000	112,600
Teck Cominco Ltd., 6.13%, 10/01/35	103,000	97,566
Yara International ASA, 5.25%, 12/15/14 (c) (d)	103,000	99,040

		1,815,574

Oil, Gas & Consumable Fuels (0.2%)
Canadian Natural Resources, 4.90%, 12/01/14	195,000	187,231
Enbridge, Inc., 5.60%, 04/01/17	750,000	731,304
Encana Corp.
4.75%, 10/15/13	236,000	228,642
6.50%, 08/15/34	250,000	261,455

22 Annual Report 2007

Yankee Dollars (continued)

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (continued)
Nexen, Inc.
5.05%, 11/20/13	$205,000	$199,292
5.20%, 03/10/15	250,000	240,113
5.88%, 03/10/35	92,000	85,703
6.40%, 05/15/37	250,000	248,745
Norsk Hydro ASA, 6.36%, 01/15/09	189,000	192,245

		2,374,730

Other Financial (0.7%)
Anadarko Finance Co.
6.75%, 05/01/11	82,000	86,088
7.50%, 05/01/31	207,000	231,755
Apache Finance Canada, 4.38%, 05/15/15	338,000	316,861
BHP Billiton Finance Ltd.
4.80%, 04/15/13	164,000	160,119
6.42%, 03/01/26	55,000	55,657
Brascan Corp., 5.75%, 03/01/10	125,000	127,271
British Sky Broadcasting Finance UK Ltd., 5.63%, 10/15/15 (c) (d)	103,000	99,832
Burlington Resources Finance Bonds
6.40%, 08/15/11	86,000	90,293
6.50%, 12/01/11	144,000	151,268
CIT Group, Inc., 5.20%, 06/01/15	123,000	110,201
Conoco Funding Co., 6.35%, 10/15/11	533,000	559,501
ConocoPhillips Canada Funding Co., 5.63%, 10/15/16	260,000	264,651
Deutsche Bank Financial LLC., 5.38%, 03/02/15	123,000	121,176
Deutsche Telekom International Finance
5.25%, 07/22/13	513,000	509,489
5.75%, 03/23/16	823,000	825,164
8.25%, 06/15/30	256,000	319,044
Diageo Capital PLC, 7.25%, 11/01/09	250,000	260,952
Encana Holdings Finance Corp., 5.80%, 05/01/14	441,000	447,919
Hanson Australia Funding, 5.25%, 03/15/13	185,000	180,114
Inversiones CMPC SA, 4.88%, 06/18/13 (c) (d)	123,000	118,962
Montpelier RE Holdings, 6.13%, 08/15/13	51,000	50,790
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	164,000	159,600
4.88%, 02/16/16	250,000	247,901
Telecom Italia Capital
6.20%, 07/18/11	144,000	148,233
5.25%, 11/15/13	410,000	402,552
4.95%, 09/30/14	205,000	196,214
5.25%, 10/01/15	655,000	631,210
6.00%, 09/30/34	160,000	153,247
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	259,245
XL Capital Ltd., 5.25%, 09/15/14	541,000	511,215

		7,796,524

Service Companies (0.1%)
British Sky Broadcasting Group PLC, 8.20%, 07/15/09	154,000	161,268
Thomson Corp., 4.25%, 08/15/09	174,000	171,577
TXU Energy Co., 6.15%, 11/15/13 (c) (d)	131,000	133,508

		466,353

Telephones (0.3%)
America Movil SA de CV
5.75%, 01/15/15	205,000	206,025
6.38%, 03/01/35	123,000	126,382
British Telecom PLC
8.35%, 12/15/10	890,000	979,152
9.15%, 12/15/30	391,000	528,753
France Telecom, 3,111.00%, 03/01/11	267,000	288,243
Koninklijke KPN NV, 8.00%, 10/01/10	215,000	231,451
Telefonos de Mexico SA, 5.50%, 01/27/15	164,000	161,950
Vodafone Group PLC
7.75%, 02/15/10	267,000	282,362
5.00%, 12/16/13	461,000	451,034
7.88%, 02/15/30	144,000	168,857

		3,424,209

2007 Annual Report 23

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

Yankee Dollars (continued)

	Principal
	Amount	Value

Transportation (0.1%)
Canadian National Railway Co.
4.40%, 03/15/13	$715,000	$688,527
6.90%, 07/15/28	168,000	182,245
6.20%, 06/01/36	164,000	164,034
Qantas Airways, 6.05%, 04/15/16 (c) (d)	123,000	122,995

		1,157,801

Total Yankee Dollars (Cost $22,906,075)		22,778,033

Commercial Mortgage Backed Securities (7.2%)
Banks (3.7%)
Bank of America Commercial Mortgage, Inc.
4.84%, 07/10/45	1,936,000	1,854,519
5.36%, 10/10/45	2,830,000	2,778,165
First Union Commercial Mortgage Trust
7.20%, 10/15/32	3,462,164	3,626,725
6.14%, 03/15/33	2,152,371	2,205,636
JP Morgan Chase Commercial Mortgage Securities Corp.
5.27%, 02/15/19 (a) (c) (d)	9,994,000	9,993,246
6.45%, 03/15/33	2,604,000	2,700,959
6.47%, 11/15/35	2,264,000	2,358,802
6.84%, 11/15/35 (a) (c) (d)	1,292,000	1,370,210
5.00%, 10/15/42 (a)	1,546,000	1,478,696
5.88%, 04/15/45 (a)	2,321,000	2,372,048
5.44%, 06/12/47	2,461,000	2,418,305
Wachovia Bank Commercial Mortgage Trust
7.12%, 04/15/34	1,189,000	1,245,229
Series 06-C29, Class A4,
5.31%, 11/15/48	2,050,000	1,998,364
5.74%, 06/15/49 (a)	5,000,000	5,027,340

		41,428,244

Diversified Financial Services (2.2%)
Bear Stearns Commercial Mortgage Securities, Inc., 4.66%, 06/11/41	1,384,000	1,277,139
Credit Suisse First Boston Mortgage Corp.
6.73%, 12/18/35	2,078,000	2,133,167
5.18%, 11/15/36	2,050,000	2,035,837
Goldman Sachs Mortgage Securities Corp., 5.28%, 08/10/38 (a)	2,133,000	2,118,670
Greenwich Capital Commercial Funding Corp., 5.91%, 07/10/38 (a)	6,120,000	6,270,700
Lehman Brothers-UBS Commercial Mortgage Trust, 1,870.26%, 11/15/32	2,161,000	2,126,051
Morgan Stanley Capital I Inc.
6.20%, 11/15/31	4,510,500	4,547,021
6.71%, 12/15/31	1,417,574	1,431,026
4.73%, 06/12/47	2,153,000	2,128,953

		24,068,564

Electric Power (0.2%)
GE Capital Commercial Mortgage Corp., 4.35%, 06/10/48	2,461,000	2,420,372

Hotels, Restaurants & Leisure (0.6%) (a) (c) (d)
TW Hotel Funding, 5.34%, 01/15/21	6,651,219	6,604,203

Mortgage-Backed (0.5%) (a)
Commercial Mortgage Pass Through Certificates, 4.98%, 05/10/43	6,180,000	5,945,966

Total Commercial Mortgage Backed Securities (Cost $80,831,163)		80,467,349

U.S. Government Mortgage Backed Agencies (52.1%)
Federal Home Loan Mortgage Corp.
Pool #E00282, 6.50%, 03/01/09	21,875	22,341
Pool #G10399, 6.50%, 07/01/09	6,929	6,983
Pool #E00394, 7.50%, 09/01/10	23,918	24,467
Pool #M80898, 4.50%, 02/01/11	315,325	309,279
Pool #M80904, 4.50%, 03/01/11	205,571	200,534
Pool #M80917, 4.50%, 05/01/11	47,568	46,656

24 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #M80926, 4.50%, 07/01/11	$200,279	$196,439
Pool #M80934, 4.50%, 08/01/11	246,092	240,062
Pool #G10940, 6.50%, 11/01/11	9,521	9,702
Pool #G11130, 6.00%, 12/01/11	87,874	89,074
Pool #M80981, 4.50%, 07/01/12	98,749	96,634
Pool #E00507, 7.50%, 09/01/12	2,262	2,337
Pool #G10749, 6.00%, 10/01/12	53,340	54,376
Pool #M81009, 4.50%, 02/01/13	112,027	109,282
Pool #E69050, 6.00%, 02/01/13	27,573	28,060
Pool #E72896, 7.00%, 10/01/13	13,916	14,421
Pool #G11612, 6.00%, 04/01/14	54,837	55,516
Pool #E00677, 6.00%, 06/01/14	76,272	77,630
Pool #E00802, 7.50%, 02/01/15	38,326	39,913
Pool #G11001, 6.50%, 03/01/15	27,892	28,696
Pool #G11003, 7.50%, 04/01/15	2,000	2,081
Pool #G11164, 7.00%, 05/01/15	6,730	6,991
Pool #E81396, 7.00%, 10/01/15	1,129	1,175
Pool #E81394, 7.50%, 10/01/15	11,018	11,500
Pool #E84097, 6.50%, 12/01/15	3,452	3,551
Pool #E82132, 7.00%, 01/01/16	3,214	3,345
Pool #E00938, 7.00%, 01/01/16	16,670	17,338
Pool #E82815, 6.00%, 03/01/16	13,722	13,979
Pool #E83231, 6.00%, 04/01/16	3,824	3,896
Pool #E83233, 6.00%, 04/01/16	10,087	10,277
Pool #G11972, 6.00%, 04/01/16	221,620	225,779
Pool #E83046, 7.00%, 04/01/16	2,048	2,131
Pool #E83355, 6.00%, 05/01/16	14,037	14,300
Pool #E83636, 6.00%, 05/01/16	23,844	24,291
Pool #E00975, 6.00%, 05/01/16	51,857	52,830
Pool #E83933, 6.50%, 05/01/16	869	893
Pool #E00985, 6.00%, 06/01/16	28,973	29,518
Pool #E84236, 6.50%, 06/01/16	6,263	6,438
Pool #E00987, 6.50%, 06/01/16	24,673	25,376
Pool #E00996, 6.50%, 07/01/16	3,149	3,238
Pool #E84912, 6.50%, 08/01/16	14,140	14,535
Pool #E85117, 6.50%, 08/01/16	8,476	8,712
Pool #E85387, 6.00%, 09/01/16	28,118	28,645
Pool #E85800, 6.50%, 10/01/16	5,842	6,005
Pool #E86183, 6.00%, 11/01/16	4,398	4,480
Pool #G11207, 7.00%, 11/01/16	15,877	16,522
Pool #E01083, 7.00%, 11/01/16	5,461	5,682
Pool #E86746, 5.50%, 12/01/16	71,098	71,183
Pool #E86533, 6.00%, 12/01/16	8,743	8,907
Pool #E87584, 6.00%, 01/01/17	9,992	10,179
Pool #E01095, 6.00%, 01/01/17	11,568	11,786
Pool #E86995, 6.50%, 01/01/17	25,388	26,096
Pool #E87291, 6.50%, 01/01/17	30,558	31,411
Pool #E87446, 6.50%, 01/01/17	6,020	6,180

2007 Annual Report 25

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #E88076, 6.00%, 02/01/17	$8,046	$8,197
Pool #E88055, 6.50%, 02/01/17	49,973	51,300
Pool #E88106, 6.50%, 02/01/17	31,286	32,116
Pool #E01127, 6.50%, 02/01/17	18,296	18,811
Pool #E88134, 6.00%, 03/01/17	2,494	2,541
Pool #E88474, 6.00%, 03/01/17	17,106	17,427
Pool #E88768, 6.00%, 03/01/17	46,018	46,881
Pool #E01137, 6.00%, 03/01/17	17,569	17,899
Pool #E01138, 6.50%, 03/01/17	9,218	9,476
Pool #E88729, 6.00%, 04/01/17	12,143	12,371
Pool #E89149, 6.00%, 04/01/17	20,316	20,697
Pool #E89151, 6.00%, 04/01/17	17,159	17,481
Pool #E89217, 6.00%, 04/01/17	10,835	11,038
Pool #E89222, 6.00%, 04/01/17	81,763	83,297
Pool #E89347, 6.00%, 04/01/17	3,603	3,671
Pool #E89496, 6.00%, 04/01/17	18,814	19,167
Pool #E01139, 6.00%, 04/01/17	78,166	79,633
Pool #E89203, 6.50%, 04/01/17	8,081	8,295
Pool #G11409, 6.00%, 05/01/17	106,525	108,524
Pool #E89788, 6.00%, 05/01/17	10,982	11,188
Pool #E89530, 6.00%, 05/01/17	47,169	48,054
Pool #E89746, 6.00%, 05/01/17	109,573	111,629
Pool #E89909, 6.00%, 05/01/17	18,191	18,533
Pool #E01140, 6.00%, 05/01/17	69,071	70,368
Pool #E89924, 6.50%, 05/01/17	51,654	53,025
Pool #E01156, 6.50%, 05/01/17	26,164	26,887
Pool #E90194, 6.00%, 06/01/17	13,602	13,857
Pool #E90227, 6.00%, 06/01/17	10,977	11,183
Pool #E90313, 6.00%, 06/01/17	5,811	5,920
Pool #E01157, 6.00%, 06/01/17	48,139	49,043
Pool #B15071, 6.00%, 06/01/17	223,323	227,513
Pool #E90591, 5.50%, 07/01/17	67,143	67,481
Pool #E90594, 6.00%, 07/01/17	41,434	42,211
Pool #E90667, 6.00%, 07/01/17	11,034	11,241
Pool #E90645, 6.00%, 07/01/17	73,550	74,930
Pool #E01186, 5.50%, 08/01/17	153,160	153,991
Pool #E01205, 6.50%, 08/01/17	19,877	20,424
Pool #G11295, 5.50%, 09/01/17	101,655	102,166
Pool #G11458, 6.00%, 09/01/17	36,820	37,486
Pool #E93476, 5.00%, 01/01/18	128,247	126,880
Pool #G11434, 6.50%, 01/01/18	29,056	29,867
Pool #E01311, 5.50%, 02/01/18	1,591,581	1,599,611
Pool #E01344, 4.50%, 04/01/18	96,600	93,778
Pool #E98207, 5.00%, 04/01/18	40,838	40,368
Pool #G11399, 5.50%, 04/01/18	149,435	150,285
Pool #E96459, 5.00%, 05/01/18	55,021	54,388
Pool #E99869, 5.00%, 06/01/18	67,787	67,065
Pool #E97335, 5.00%, 07/01/18	1,059,176	1,046,988

26 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #E97366, 5.00%, 07/01/18	$302,990	$299,503
Pool #E97702, 5.00%, 07/01/18	399,738	395,138
Pool #E98258, 5.00%, 07/01/18	176,541	174,509
Pool #E99426, 5.00%, 09/01/18	116,152	114,816
Pool #E99498, 5.00%, 09/01/18	122,333	120,925
Pool #E99579, 5.00%, 09/01/18	92,791	91,723
Pool #E99673, 5.00%, 10/01/18	53,174	52,562
Pool #E99675, 5.00%, 10/01/18	565,000	558,499
Pool #E01488, 5.00%, 10/01/18	103,712	102,542
Pool #B10210, 5.50%, 10/01/18	292,961	293,313
Pool #G11480, 5.00%, 11/01/18	541,220	534,992
Pool #B10650, 5.00%, 11/01/18	164,806	162,910
Pool #B10653, 5.50%, 11/01/18	223,397	224,371
Pool #B11186, 4.50%, 12/01/18	3,892,929	3,775,134
Pool #E01538, 5.00%, 12/01/18	679,432	671,675
Pool #B11548, 5.50%, 12/01/18	81,743	81,841
Pool #B13147, 5.00%, 01/01/19	427,019	422,105
Pool #B12214, 5.00%, 02/01/19	248,751	245,622
Pool #G11531, 5.50%, 02/01/19	62,002	62,272
Pool #B12737, 4.50%, 03/01/19	344,388	333,471
Pool #E01604, 5.50%, 03/01/19	120,480	120,624
Pool #B12908, 5.50%, 03/01/19	126,794	127,163
Pool #B13671, 5.00%, 04/01/19	95,587	94,385
Pool #B13600, 5.50%, 04/01/19	76,384	76,606
Pool #B13430, 5.50%, 04/01/19	109,032	109,350
Pool #B14236, 5.00%, 05/01/19	289,735	286,091
Pool #B15172, 4.50%, 06/01/19	238,255	230,703
Pool #B15013, 5.00%, 06/01/19	176,848	174,623
Pool #B15396, 5.50%, 06/01/19	118,387	118,731
Pool #B15759, 4.50%, 07/01/19	345,735	334,775
Pool #G18002, 5.00%, 07/01/19	122,365	120,826
Pool #B15503, 5.00%, 07/01/19	164,262	162,195
Pool #B15717, 5.00%, 07/01/19	248,275	245,152
Pool #B15872, 5.00%, 07/01/19	111,131	109,733
Pool #G18007, 6.00%, 07/01/19	56,980	57,944
Pool #G18005, 5.00%, 08/01/19	329,918	325,768
Pool #G18006, 5.50%, 08/01/19	111,503	111,828
Pool #B16087, 6.00%, 08/01/19	129,633	131,827
Pool #G18009, 5.00%, 09/01/19	587,553	580,162
Pool #B16648, 5.00%, 09/01/19	134,721	133,026
Pool #B16626, 5.00%, 09/01/19	684,295	675,687
Pool #B16657, 5.00%, 09/01/19	156,323	154,357
Pool #B16826, 5.00%, 10/01/19	217,760	215,020
Pool #B16985, 5.00%, 10/01/19	97,355	96,130
Pool #G18022, 5.50%, 11/01/19	233,057	233,735
Pool #G18025, 4.50%, 12/01/19	609,336	590,020
Pool #B17371, 5.00%, 12/01/19	234,668	231,717
Pool #B14288, 5.50%, 12/01/19	126,045	126,412

2007 Annual Report 27

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #B14668, 5.00%, 01/01/20	$421,216	$415,189
Pool #B17624, 5.00%, 01/01/20	295,200	291,487
Pool #B17982, 4.00%, 03/01/20	154,394	145,464
Pool #B18939, 4.50%, 03/01/20	169,002	163,479
Pool #G18050, 4.00%, 04/01/20	160,665	151,372
Pool #B19226, 4.00%, 04/01/20	39,316	37,042
Pool #B18276, 4.50%, 04/01/20	3,721,435	3,599,813
Pool #B18170, 5.00%, 04/01/20	142,428	140,390
Pool #B18437, 5.50%, 05/01/20	112,341	112,475
Pool #B19414, 5.00%, 06/01/20	276,219	272,267
Pool #G18062, 6.00%, 06/01/20	110,057	111,921
Pool #J02235, 4.50%, 07/01/20	151,990	147,022
Pool #B19624, 4.50%, 07/01/20	165,788	160,370
Pool #G11742, 5.00%, 07/01/20	726,050	716,916
Pool #J02325, 5.50%, 07/01/20	293,078	293,593
Pool #J02428, 4.00%, 08/01/20	4,013,334	3,781,195
Pool #G11720, 4.50%, 08/01/20	1,623,828	1,572,352
Pool #J02438, 4.50%, 08/01/20	139,698	135,132
Pool #B19834, 4.50%, 08/01/20	257,985	249,554
Pool #B19642, 4.50%, 08/01/20	680,323	658,089
Pool #G18072, 4.50%, 09/01/20	655,889	634,454
Pool #J02508, 4.50%, 09/01/20	198,574	192,084
Pool #J02527, 4.50%, 09/01/20	734,379	710,378
Pool #J02551, 4.50%, 09/01/20	100,060	96,790
Pool #J00183, 4.50%, 10/01/20	198,146	191,671
Pool #J00219, 4.50%, 10/01/20	587,984	568,768
Pool #J02664, 4.50%, 10/01/20	133,480	129,118
Pool #J05831, 4.50%, 11/01/20	128,968	124,753
Pool #G11827, 4.50%, 11/01/20	1,882,286	1,820,770
Pool #J00637, 4.50%, 12/01/20	1,578,870	1,527,270
Pool #J00629, 4.50%, 12/01/20	180,945	175,031
Pool #J00718, 5.00%, 12/01/20	1,063,762	1,048,542
Pool #J00935, 5.00%, 12/01/20	92,044	90,727
Pool #G11880, 5.00%, 12/01/20	633,771	624,703
Pool #J01006, 4.50%, 01/01/21	129,899	125,654
Pool #J00854, 5.00%, 01/01/21	508,605	501,328
Pool #J00871, 5.00%, 01/01/21	240,371	236,932
Pool #J01049, 5.00%, 01/01/21	2,467,472	2,432,168
Pool #G18096, 5.50%, 01/01/21	99,786	99,906
Pool #J00855, 5.50%, 01/01/21	240,079	240,501
Pool #G18116, 4.50%, 02/01/21	133,599	129,233
Pool #J01189, 5.00%, 02/01/21	150,336	148,129
Pool #J05986, 5.00%, 02/01/21	109,283	107,720
Pool #J01279, 5.50%, 02/01/21	234,787	235,158
Pool #J01256, 5.00%, 03/01/21	133,023	131,070
Pool #J01414, 5.00%, 03/01/21	101,527	100,036
Pool #G11998, 4.50%, 04/01/21	840,519	813,049
Pool #J01576, 5.00%, 04/01/21	656,833	647,190

28 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #J01570, 5.50%, 04/01/21	$145,260	$145,434
Pool #J01633, 5.50%, 04/01/21	655,498	656,534
Pool #J01757, 5.00%, 05/01/21	241,927	238,376
Pool #J01771, 5.00%, 05/01/21	189,338	186,558
Pool #J01833, 5.00%, 05/01/21	107,987	106,401
Pool #J01879, 5.00%, 05/01/21	222,764	219,494
Pool #J06015, 5.00%, 05/01/21	228,412	225,059
Pool #G12205, 4.50%, 06/01/21	314,593	304,312
Pool #G18122, 5.00%, 06/01/21	182,841	180,157
Pool #G18123, 5.50%, 06/01/21	372,279	372,868
Pool #J01980, 6.00%, 06/01/21	262,051	266,473
Pool #J03074, 5.00%, 07/01/21	175,391	172,816
Pool #J03028, 5.50%, 07/01/21	230,561	230,926
Pool #G12245, 6.00%, 07/01/21	130,620	132,824
Pool #G12310, 5.50%, 08/01/21	104,348	104,513
Pool #G12348, 6.00%, 08/01/21	269,284	273,829
Pool #G12378, 4.50%, 09/01/21	183,362	177,369
Pool #G12412, 5.50%, 11/01/21	141,699	141,923
Pool #C90559, 7.00%, 05/01/22	82,761	86,413
Pool #C00351, 8.00%, 07/01/24	2,043	2,171
Pool #D60780, 8.00%, 06/01/25	3,910	4,152
Pool #D64617, 8.00%, 10/01/25	24,008	25,494
Pool #D82854, 7.00%, 10/01/27	4,440	4,643
Pool #C00566, 7.50%, 12/01/27	8,127	8,603
Pool #C00676, 6.50%, 11/01/28	45,126	46,631
Pool #C00678, 7.00%, 11/01/28	11,259	11,778
Pool #C18271, 7.00%, 11/01/28	8,487	8,879
Pool #C00836, 7.00%, 07/01/29	4,660	4,875
Pool #C30265, 6.50%, 08/01/29	8,582	8,860
Pool #A16201, 7.00%, 08/01/29	18,657	19,520
Pool #C31282, 7.00%, 09/01/29	922	965
Pool #C31285, 7.00%, 09/01/29	10,599	11,089
Pool #A18212, 7.00%, 11/01/29	178,683	186,942
Pool #C32914, 8.00%, 11/01/29	4,239	4,501
Pool #C37436, 8.00%, 01/01/30	6,727	7,142
Pool #C36306, 7.00%, 02/01/30	5,153	5,391
Pool #C36429, 7.00%, 02/01/30	6,631	6,937
Pool #C00921, 7.50%, 02/01/30	5,803	6,127
Pool #G01108, 7.00%, 04/01/30	3,920	4,102
Pool #C37703, 7.50%, 04/01/30	5,856	6,183
Pool #G01133, 6.50%, 07/01/30	30,242	31,251
Pool #C41561, 8.00%, 08/01/30	3,162	3,357
Pool #C01051, 8.00%, 09/01/30	11,773	12,501
Pool #C43550, 7.00%, 10/01/30	8,847	9,254
Pool #C44017, 7.50%, 10/01/30	1,184	1,250
Pool #C43967, 8.00%, 10/01/30	36,576	38,838
Pool #C44978, 7.00%, 11/01/30	1,572	1,644
Pool #C44535, 7.50%, 11/01/30	3,909	4,127

2007 Annual Report 29

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #C44957, 8.00%, 11/01/30	$6,989	$7,422
Pool #C01106, 7.00%, 12/01/30	62,449	65,327
Pool #C01103, 7.50%, 12/01/30	5,170	5,458
Pool #C01116, 7.50%, 01/01/31	4,901	5,175
Pool #C46932, 7.50%, 01/01/31	9,201	9,714
Pool #C47287, 7.50%, 02/01/31	5,556	5,866
Pool #G01217, 7.00%, 03/01/31	51,133	53,488
Pool #C48851, 7.00%, 03/01/31	6,971	7,281
Pool #C48206, 7.50%, 03/01/31	11,240	11,866
Pool #C01172, 6.50%, 05/01/31	27,525	28,375
Pool #C52685, 6.50%, 05/01/31	23,101	23,814
Pool #C52136, 7.00%, 05/01/31	10,747	11,224
Pool #C53589, 6.50%, 06/01/31	67,597	69,684
Pool #C53324, 7.00%, 06/01/31	12,861	13,432
Pool #C01209, 8.00%, 06/01/31	2,128	2,259
Pool #C54897, 6.50%, 07/01/31	43,918	45,274
Pool #C54792, 7.00%, 07/01/31	53,588	55,968
Pool #C55071, 7.50%, 07/01/31	620	655
Pool #G01309, 7.00%, 08/01/31	13,254	13,842
Pool #C56769, 8.00%, 08/01/31	7,795	8,279
Pool #C01220, 6.50%, 09/01/31	7,257	7,481
Pool #C58215, 6.50%, 09/01/31	2,186	2,253
Pool #C58362, 6.50%, 09/01/31	19,326	19,922
Pool #G01311, 7.00%, 09/01/31	82,599	86,405
Pool #G01315, 7.00%, 09/01/31	3,161	3,307
Pool #C01222, 7.00%, 09/01/31	9,794	10,229
Pool #C01244, 6.50%, 10/01/31	41,895	43,189
Pool #C58961, 6.50%, 10/01/31	346,068	356,754
Pool #C58647, 7.00%, 10/01/31	2,399	2,505
Pool #C58694, 7.00%, 10/01/31	17,279	18,047
Pool #C60991, 6.50%, 11/01/31	8,748	9,018
Pool #C60012, 7.00%, 11/01/31	5,969	6,234
Pool #C61298, 8.00%, 11/01/31	11,611	12,331
Pool #C01271, 6.50%, 12/01/31	12,986	13,387
Pool #C61105, 7.00%, 12/01/31	7,842	8,190
Pool #C01305, 7.50%, 12/01/31	5,566	5,871
Pool #C62218, 7.00%, 01/01/32	14,052	14,677
Pool #C63171, 7.00%, 01/01/32	26,304	27,473
Pool #G01355, 6.50%, 02/01/32	387,377	399,338
Pool #C64121, 7.50%, 02/01/32	13,728	14,481
Pool #C64668, 6.50%, 03/01/32	14,483	14,919
Pool #C65466, 6.50%, 03/01/32	94,610	97,461
Pool #C01310, 6.50%, 03/01/32	69,027	71,107
Pool #C66191, 6.50%, 04/01/32	22,195	22,863
Pool #C66192, 6.50%, 04/01/32	11,294	11,634
Pool #C66088, 6.50%, 04/01/32	11,522	11,870
Pool #C01343, 6.50%, 04/01/32	63,579	65,494
Pool #G01391, 7.00%, 04/01/32	131,923	138,001

30 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #C66744, 7.00%, 04/01/32	$2,714	$2,830
Pool #C01345, 7.00%, 04/01/32	43,217	45,073
Pool #C65717, 7.50%, 04/01/32	7,884	8,301
Pool #C01370, 8.00%, 04/01/32	9,286	9,863
Pool #C67097, 6.50%, 05/01/32	6,364	6,556
Pool #C66758, 6.50%, 05/01/32	294,411	303,280
Pool #C66919, 6.50%, 05/01/32	3,644	3,754
Pool #C67313, 6.50%, 05/01/32	1,679	1,730
Pool #C01351, 6.50%, 05/01/32	41,129	42,368
Pool #C66916, 7.00%, 05/01/32	26,477	27,613
Pool #C67259, 7.00%, 05/01/32	2,987	3,116
Pool #C67235, 7.00%, 05/01/32	75,826	79,081
Pool #C01381, 8.00%, 05/01/32	45,029	47,823
Pool #C67996, 6.50%, 06/01/32	9,277	9,557
Pool #C72361, 6.50%, 06/01/32	23,209	23,925
Pool #C72497, 6.50%, 06/01/32	14,124	14,560
Pool #C01364, 6.50%, 06/01/32	42,402	43,679
Pool #C68290, 7.00%, 06/01/32	14,281	14,894
Pool #C68300, 7.00%, 06/01/32	57,120	59,572
Pool #C68307, 8.00%, 06/01/32	2,741	2,911
Pool #G01433, 6.50%, 07/01/32	21,717	22,371
Pool #C71403, 6.50%, 07/01/32	44,440	45,812
Pool #G01449, 7.00%, 07/01/32	94,546	98,902
Pool #C68988, 7.50%, 07/01/32	3,271	3,444
Pool #G01443, 6.50%, 08/01/32	147,810	152,263
Pool #G01444, 6.50%, 08/01/32	150,602	155,252
Pool #C69951, 6.50%, 08/01/32	26,576	27,377
Pool #C74006, 6.50%, 08/01/32	11,185	11,522
Pool #C01385, 6.50%, 08/01/32	58,931	60,706
Pool #C69908, 7.00%, 08/01/32	60,544	63,143
Pool #C70211, 7.00%, 08/01/32	42,837	44,676
Pool #C01396, 6.50%, 09/01/32	96,645	99,557
Pool #C71089, 7.50%, 09/01/32	11,855	12,482
Pool #C01404, 6.50%, 10/01/32	233,837	240,882
Pool #C72160, 7.50%, 10/01/32	5,807	6,114
Pool #A14012, 6.50%, 11/01/32	69,998	72,106
Pool #C73984, 6.50%, 12/01/32	9,350	9,632
Pool #C77531, 6.50%, 02/01/33	73,985	76,214
Pool #G01536, 7.00%, 03/01/33	69,930	72,571
Pool #A10212, 6.50%, 06/01/33	22,425	23,075
Pool #A16419, 6.50%, 11/01/33	41,210	42,404
Pool #A17177, 6.50%, 12/01/33	26,632	27,404
Pool #A16522, 6.50%, 12/01/33	277,365	285,400
Pool #A17262, 6.50%, 12/01/33	120,280	123,764
Pool #C01806, 7.00%, 01/01/34	75,714	78,574
Pool #C01851, 6.50%, 04/01/34	175,347	180,136
Pool #A21356, 6.50%, 04/01/34	185,528	190,595
Pool #A22067, 6.50%, 05/01/34	231,317	237,635

2007 Annual Report 31

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #A24301, 6.50%, 05/01/34	$114,477	$117,604
Pool #A24988, 6.50%, 07/01/34	108,255	111,212
Pool #G01741, 6.50%, 10/01/34	130,048	133,966
Pool #G08023, 6.50%, 11/01/34	200,295	205,766
Pool #A33137, 6.50%, 01/01/35	57,747	59,324
Pool #G08064, 6.50%, 04/01/35	129,595	132,820
Pool #A31989, 6.50%, 04/01/35	65,299	66,924
Pool #A38817, 6.50%, 05/01/35	18,903	19,360
Pool #G01947, 7.00%, 05/01/35	109,052	113,733
Pool #A46279, 5.00%, 07/01/35	531,745	510,866
Pool #A46718, 4.50%, 08/01/35	812,779	757,416
Pool #G08072, 5.00%, 08/01/35	2,988,793	2,871,441
Pool #A33015, 5.00%, 08/01/35	1,608,719	1,545,554
Pool #A36407, 5.00%, 08/01/35	212,938	204,577
Pool #A36609, 5.00%, 08/01/35	3,876,986	3,724,760
Pool #A36646, 5.00%, 08/01/35	10,763,640	10,341,017
Pool #A36973, 5.00%, 08/01/35	284,560	273,387
Pool #A46671, 5.00%, 08/01/35	183,570	176,362
Pool #G01867, 5.00%, 08/01/35	4,139,207	3,976,685
Pool #G08073, 5.50%, 08/01/35	1,744,028	1,718,866
Pool #A37533, 4.50%, 09/01/35	200,126	186,495
Pool #A47036, 4.50%, 09/01/35	256,315	238,856
Pool #A47055, 4.50%, 09/01/35	3,184,051	2,967,169
Pool #A37534, 5.00%, 09/01/35	3,009,547	2,891,380
Pool #A37567, 5.00%, 09/01/35	243,711	234,142
Pool #A47039, 5.00%, 09/01/35	2,632,979	2,529,597
Pool #A37135, 5.50%, 09/01/35	3,077,164	3,032,767
Pool #A46935, 6.50%, 09/01/35	118,945	121,905
Pool #G01890, 4.50%, 10/01/35	515,699	480,572
Pool #G02045, 4.50%, 10/01/35	186,187	173,504
Pool #A38074, 5.00%, 10/01/35	534,120	513,148
Pool #A38255, 5.50%, 10/01/35	2,552,279	2,515,455
Pool #A38531, 5.50%, 10/01/35	3,106,131	3,061,317
Pool #A38667, 5.50%, 10/01/35	2,285,438	2,252,465
Pool #G08088, 6.50%, 10/01/35	686,281	703,360
Pool #G08109, 4.50%, 11/01/35	264,379	246,371
Pool #A39892, 5.00%, 11/01/35	190,797	183,305
Pool #A39258, 5.00%, 11/01/35	146,339	140,594
Pool #A39490, 5.00%, 11/01/35	263,674	253,321
Pool #A47750, 5.00%, 11/01/35	1,867,351	1,794,031
Pool #A47753, 5.00%, 11/01/35	2,305,346	2,214,829
Pool #G08095, 5.50%, 11/01/35	526,486	518,890
Pool #A39759, 5.50%, 11/01/35	174,928	172,405
Pool #A40141, 6.50%, 11/01/35	130,121	133,359
Pool #A47682, 6.50%, 11/01/35	614,976	630,280
Pool #A40182, 5.00%, 12/01/35	269,821	259,227
Pool #A40268, 5.00%, 12/01/35	213,690	205,300
Pool #A41041, 5.00%, 12/01/35	459,299	441,265

32 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #G01959, 5.00%, 12/01/35	$2,454,488	$2,358,115
Pool #A40376, 5.50%, 12/01/35	166,256	163,858
Pool #G02220, 4.50%, 01/01/36	158,940	148,113
Pool #A42298, 4.50%, 01/01/36	299,391	278,998
Pool #A41864, 5.00%, 01/01/36	220,232	211,585
Pool #A41326, 5.50%, 01/01/36	870,640	858,078
Pool #A41354, 5.50%, 01/01/36	5,813,962	5,730,081
Pool #A42305, 5.50%, 01/01/36	1,325,791	1,305,316
Pool #A42332, 5.50%, 01/01/36	303,323	298,947
Pool #G08105, 5.50%, 01/01/36	6,382,590	6,290,504
Pool #A41548, 7.00%, 01/01/36	245,620	255,251
Pool #G08111, 5.50%, 02/01/36	4,681,010	4,608,718
Pool #A43672, 6.50%, 02/01/36	81,009	82,983
Pool #A48303, 7.00%, 02/01/36	119,781	124,315
Pool #A43452, 5.50%, 03/01/36	141,301	139,119
Pool #A43757, 5.50%, 03/01/36	1,647,497	1,622,054
Pool #A43861, 5.50%, 03/01/36	3,588,469	3,533,049
Pool #G08116, 5.50%, 03/01/36	908,136	894,111
Pool #A43644, 6.50%, 03/01/36	121,985	124,957
Pool #A44534, 5.00%, 04/01/36	183,165	175,836
Pool #A44743, 5.00%, 04/01/36	153,626	147,594
Pool #A54580, 5.00%, 04/01/36	356,221	342,235
Pool #A48700, 4.50%, 05/01/36	120,611	112,334
Pool #G02186, 5.00%, 05/01/36	13,454,426	12,926,151
Pool #A48911, 5.50%, 05/01/36	524,734	516,630
Pool #A48976, 5.50%, 05/01/36	4,844,851	4,770,028
Pool #A48735, 5.50%, 05/01/36	372,066	366,319
Pool #G08130, 6.50%, 05/01/36	231,383	237,019
Pool #A49637, 5.00%, 06/01/36	724,713	695,718
Pool #G08134, 5.50%, 06/01/36	526,448	518,318
Pool #A49653, 5.50%, 06/01/36	18,955,128	18,662,389
Pool #A50139, 6.50%, 06/01/36	197,296	202,102
Pool #A49960, 7.00%, 06/01/36	43,492	45,138
Pool #G08139, 5.50%, 07/01/36	1,073,064	1,056,492
Pool #A50832, 5.50%, 07/01/36	676,693	666,243
Pool #A50313, 5.50%, 07/01/36	457,113	450,054
Pool #A50714, 5.50%, 07/01/36	230,949	227,382
Pool #G08141, 6.50%, 07/01/36	896,659	918,503
Pool #A51069, 5.00%, 08/01/36	185,181	177,772
Pool #A51078, 5.50%, 08/01/36	238,055	234,378
Pool #A51250, 6.50%, 08/01/36	626,386	641,646
Pool #A51337, 6.50%, 08/01/36	191,349	196,010
Pool #G02267, 6.50%, 08/01/36	1,362,022	1,395,202
Pool #A52253, 6.50%, 09/01/36	192,423	197,111
Pool #G02375, 6.50%, 09/01/36	728,584	746,333
Pool #G02342, 5.00%, 10/01/36	1,067,482	1,024,772
Pool #A53040, 5.50%, 10/01/36	859,165	845,896
Pool #A53286, 5.50%, 10/01/36	1,115,108	1,097,887

2007 Annual Report 33

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
Pool #A53632, 6.00%, 10/01/36	$769,603	$774,710
Pool #A53039, 6.50%, 10/01/36	311,503	319,091
Pool #A53219, 6.50%, 10/01/36	379,428	388,672
Pool #A55587, 5.50%, 12/01/36	312,700	307,871
Pool #1G2652, 5.74%, 04/01/37 (a)	3,584,961	3,595,358
Pool #1J1593, 5.75%, 04/01/37 (a)	7,272,315	7,363,259
Pool #1J1594, 5.89%, 04/01/37 (a)	7,818,212	7,901,897
Pool #1G1945, 5.73%, 05/01/37	7,306,326	7,395,590
6.00%, 10/01/37	14,000,000	14,090,947
Federal Home Loan Mortgage Corp. TBA,
5.50%, 11/15/22 - 12/15/36	4,400,000	4,335,500
Federal National Mortgage Association
Pool #709921, 5.00%, 06/01/18	58,551	57,842
Pool #255315, 4.00%, 07/01/19	164,431	155,495
Pool #811970, 4.50%, 02/01/20	76,721	74,217
5.00%, 09/01/21 - 10/12/37	59,770,075	57,564,658
Pool #560868, 7.50%, 02/01/31	3,886	4,110
Pool #607212, 7.50%, 10/01/31	79,411	83,989
Pool #607559, 6.50%, 11/01/31	3,182	3,278
Pool #607632, 6.50%, 11/01/31	956	985
Pool #661664, 7.50%, 09/01/32	77,131	81,426
Pool #656559, 6.50%, 02/01/33	212,058	218,264
Pool #694846, 6.50%, 04/01/33	29,031	29,714
Pool #750229, 6.50%, 10/01/33	184,263	188,604
Pool #788027, 6.50%, 09/01/34	153,102	157,150
Pool #804847, 4.50%, 01/01/35	239,290	223,283
Pool #735141, 5.50%, 01/01/35	6,738,072	6,639,939
Pool #256023, 6.00%, 12/01/35	5,129,244	5,167,374
Pool #888077, 5.00%, 08/01/36	2,040,678	1,958,665
Pool #894441, 5.84%, 08/01/36 (a)	6,965,294	7,026,283
Pool #908698, 6.50%, 10/01/36	1,220,937	1,249,704
6.50%, 05/01/37 - 06/01/37	3,234,833	3,311,048
Pool #937776, 6.50%, 06/01/37	785,245	803,746
Pool #939749, 6.50%, 06/01/37	944,543	966,797
5.50%, 07/01/37	99,755	98,303
6.00%, 08/01/37 - 09/01/37	59,469,162	59,911,239
6.02%, 10/01/37 (a)	5,775,000	5,862,979
Federal National Mortgage Association TBA
5.00%, 11/15/21 - 11/15/36	94,000,000	90,408,168
5.50%, 11/15/36	47,000,000	46,309,664
6.00%, 11/15/37	15,800,000	15,913,570
Government National Mortgage Association
Pool #279461, 9.00%, 11/15/19	2,575	2,780
Pool #376510, 7.00%, 05/15/24	6,742	7,107
Pool #457801, 7.00%, 08/15/28	10,383	10,941
Pool #486936, 6.50%, 02/15/29	7,656	7,904
Pool #490258, 6.50%, 02/15/29	1,587	1,639
Pool #502969, 6.00%, 03/15/29	22,459	22,818
Pool #487053, 7.00%, 03/15/29	10,100	10,641
Pool #781014, 6.00%, 04/15/29	21,505	21,855
Pool #509099, 7.00%, 06/15/29	5,182	5,460
Pool #470643, 7.00%, 07/15/29	13,683	14,416
Pool #434505, 7.50%, 08/15/29	1,639	1,734
Pool #416538, 7.00%, 10/15/29	3,428	3,612

34 Annual Report 2007

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Government National Mortgage Association (continued)
Pool #524269, 8.00%, 11/15/29	$7,591	$8,078
Pool #781124, 7.00%, 12/15/29	39,412	41,527
Pool #525561, 8.00%, 01/15/30	2,981	3,173
Pool #507396, 7.50%, 09/15/30	73,763	78,011
Pool #531352, 7.50%, 09/15/30	9,847	10,414
Pool #536334, 7.50%, 10/15/30	866	916
Pool #540659, 7.00%, 01/15/31	835	879
Pool #486019, 7.50%, 01/15/31	3,994	4,223
Pool #535388, 7.50%, 01/15/31	3,767	3,983
Pool #537406, 7.50%, 02/15/31	4,269	4,514
Pool #528589, 6.50%, 03/15/31	65,339	67,398
Pool #508473, 7.50%, 04/15/31	16,054	16,973
Pool #544470, 8.00%, 04/15/31	3,168	3,373
Pool #781287, 7.00%, 05/15/31	23,433	24,681
Pool #549742, 7.00%, 07/15/31	8,367	8,807
Pool #781319, 7.00%, 07/15/31	7,499	7,895
Pool #485879, 7.00%, 08/15/31	21,277	22,396
Pool #572554, 6.50%, 09/15/31	150,169	154,901
Pool #555125, 7.00%, 09/15/31	3,694	3,888
Pool #781328, 7.00%, 09/15/31	21,648	22,802
Pool #550991, 6.50%, 10/15/31	11,217	11,570
Pool #571267, 7.00%, 10/15/31	3,393	3,571
Pool #547948, 6.50%, 11/15/31	7,002	7,223
Pool #574837, 7.50%, 11/15/31	4,696	4,965
Pool #555171, 6.50%, 12/15/31	3,431	3,539
Pool #781380, 7.50%, 12/15/31	6,727	7,061
Pool #781481, 7.50%, 01/15/32	36,688	38,803
Pool #580972, 6.50%, 02/15/32	6,305	6,502
Pool #781401, 7.50%, 02/15/32	18,578	19,645
Pool #781916, 6.50%, 03/15/32	423,127	436,374
Pool #552474, 7.00%, 03/15/32	13,168	13,861
Pool #781478, 7.50%, 03/15/32	11,733	12,409
Pool #781429, 8.00%, 03/15/32	17,423	18,546
Pool #781431, 7.00%, 04/15/32	83,658	88,058
Pool #568715, 7.00%, 05/15/32	59,226	62,344
Pool #552616, 7.00%, 06/15/32	71,339	75,095
Pool #570022, 7.00%, 07/15/32	114,642	120,677
Pool #583645, 8.00%, 07/15/32	9,293	9,893
Pool #595077, 6.00%, 10/15/32	67,746	68,758
Pool #596657, 7.00%, 10/15/32	5,098	5,366
Pool #552903, 6.50%, 11/15/32	376,756	388,514
Pool #552952, 6.00%, 12/15/32	64,318	65,279
Pool #602102, 6.00%, 02/15/33	78,673	79,800
Pool #588192, 6.00%, 02/15/33	35,564	36,073
Pool #603520, 6.00%, 03/15/33	79,230	80,365
Pool #553144, 5.50%, 04/15/33	233,265	232,131
Pool #604243, 6.00%, 04/15/33	140,647	142,662
Pool #611526, 6.00%, 05/15/33	61,146	62,022

2007 Annual Report 35

Statement of Investments (Continued)
October 31, 2007

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal
	Amount	Value

Government National Mortgage Association (continued)
Pool #631924, 6.00%, 05/15/33	$104,708	$106,209
Pool #553320, 6.00%, 06/15/33	148,322	150,448
Pool #572733, 6.00%, 07/15/33	31,444	31,894
Pool #573916, 6.00%, 11/15/33	133,143	135,050
Pool #604788, 6.50%, 11/15/33	261,884	269,961
Pool #604875, 6.00%, 12/15/33	279,493	283,498
Pool #781688, 6.00%, 12/15/33	257,989	261,764
Pool #781690, 6.00%, 12/15/33	110,118	111,746
Pool #781699, 7.00%, 12/15/33	42,126	44,346
Pool #621856, 6.00%, 01/15/34	117,219	118,855
Pool #564799, 6.00%, 03/15/34	565,805	573,701
Pool #630038, 6.50%, 08/15/34	225,547	232,395
Pool #781804, 6.00%, 09/15/34	388,670	394,052
Pool #781847, 6.00%, 12/15/34	352,631	357,459
Pool #486921, 5.50%, 02/15/35	142,191	141,330
Pool #781902, 6.00%, 02/15/35	342,897	347,556
Pool #781905, 5.00%, 04/15/35	835,388	811,355
Pool #646799, 4.50%, 07/15/35	170,478	160,870
Pool #645035, 5.00%, 07/15/35	171,544	166,591
Pool #641734, 4.50%, 09/15/35	993,001	937,034
Pool #641779, 5.00%, 09/15/35	3,385,602	3,287,851
Pool #649454, 5.50%, 09/15/35	1,346,789	1,339,182
Pool #649510, 5.50%, 10/15/35	2,021,393	2,009,976
Pool #649513, 5.50%, 10/15/35	2,516,454	2,502,240
Pool #602461, 5.00%, 12/15/35	144,835	140,654
Pool #648439, 5.00%, 01/15/36	292,977	284,371
Pool #650712, 5.00%, 01/15/36	383,252	371,994
Pool #652207, 5.50%, 03/15/36	2,432,052	2,417,248
Pool #652539, 5.00%, 05/15/36	188,761	183,216
Pool #655519, 5.00%, 05/15/36	361,942	351,310
Pool #606308, 5.50%, 05/15/36	433,542	430,903
Pool #606314, 5.50%, 05/15/36	185,033	183,907
Pool #653598, 5.50%, 05/15/36	650,045	646,088
Pool #655457, 6.00%, 05/15/36	179,595	181,873
Pool #635306, 6.00%, 06/15/36	1,104,505	1,118,520
Pool #656666, 6.00%, 06/15/36	1,032,650	1,045,753
Pool #657912, 6.50%, 08/15/36	333,564	343,213
6.50%, 11/20/37	10,000,000	10,271,094

Total U.S. Government Mortgage Backed Agencies (Cost $580,445,181)		580,058,765

Banks (0.6%)
Bear Stearns Adjustable Rate Mortgage Trust, 6.01%, 06/25/47	1,934,343	1,944,158
Merrill Lynch Mortgage Investors Trust, 5.40%, 09/25/35	4,734,868	4,624,748

Total Collateralized Mortgage Obligations (Cost $6,395,983)		6,568,906

36 Annual Report 2007

Repurchase Agreements (0.7%)

	Principal
	Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,663,034, collateralized by U.S. Government Agency Mortgages with a market value of $3,735,796	$3,662,545	$3,662,545
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $4,567,457, collateralized by U.S. Government Agency Mortgages with a market value of $4,658,184	4,566,847	4,566,847
Total Repurchase Agreements
(Cost $8,229,392)		8,229,392

Securities Purchased with Collateral for Securities on Loan (0.2%)

Repurchase Agreements (0.2%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,279,336, collateralized by U.S. Government Agency Mortgages with a market value of $2,324,606, 4.92%, 11/01/07	2,279,025	2,279,025

Total Securities Purchased with Collateral For Securities On Loan (Cost $2,279,025)		2,279,025

Total Investments (Cost $1,326,882,933) (e) — 119.0%		1,326,004,339
Liabilities in excess of other assets — (19.0)%		(211,652,750)

NET ASSETS — 100.0%		$1,114,351,589

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2007. The maturity date represents the actual maturity date.

(b)	All or a part of the security was on loan as of October 31, 2007.

(c)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(d)	Illiquid security.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

TBA	To Be Announced.

TW	Taiwan

UK	United Kingdom

See Accompanying Notes to Financial Statements.

2007 Annual Report 37

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index as closely as possible before the deduction of Fund expenses. For the annual period ended Oct. 31, 2007, Nationwide International Index Fund (Class A at NAV) returned 24.91% versus 25.43% for its benchmark, the MSCI EAFE. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 354 funds as of Oct. 31, 2007) was 27.22% for the same time period.

Can you describe the market environment during the reporting period?

International equities significantly outperformed their U.S. counterparts during the reporting period, with the MSCI EAFE Index gaining 25.43% versus 14.56% for the U.S. broad-market Standard & Poor’s 500® (S&P 500) Index. In addition, emerging markets outperformed their developed market counterparts during the reporting period, with the MSCI Emerging Markets IndexSM advancing 68.33%. The performance of the international equity markets benefited from generally strong economic data outside the United States, healthy corporate profits, and a record-setting pace of mergers-and-acquisitions activity. These positive factors were offset somewhat by a slowing economy and the troubled housing market in the United States, which investors feared could reduce demand for foreign goods and commodities.

What areas detracted from Fund performance?

Although each sector in the Index gained ground during the reporting period, four underperformed the broad market: health care, with 2.6%; financials, 14.2%; information technology, 21.1%; and consumer discretionary, 21.3%. In addition, the returns of the equity markets in Ireland, up 3.8%; Japan, 4.8%; Switzerland, 14.9%; and Belgium, 15.7% lagged that of the Index. Stocks that posted the lowest returns within the Index and held by the Fund included The Goodwill Group, Inc., industrials; consumer discretionary companies CASIO COMPUTER CO., LTD. and The Rank Group Plc; and information technology firms Tokyo Seimitsu Co., Ltd. and Sanken Electric Co., Ltd.

What areas of investment provided the most positive relative returns for the Fund?

All 10 sectors and 21 countries represented in the MSCI EAFE Index recorded positive returns for the reporting period. In the area of Fund sector performance, the top five were: materials, up 48.3%; telecommunication services, 41.8%; utilities, 33.5%; consumer staples, 32.4%; and energy, 29.6%. Regarding country allocation, the top five Fund returns posted during the period were: Finland, with 67.0%; Hong Kong, 64.5%; Norway, 59.8%; Singapore, 58.1%; and Australia, 54.6%. The top five Fund performers among individual stocks within the Index were: Fortescue Metals Group Ltd., in the materials sector; COSCO Corp. (Singapore) Ltd., industrials; financials-sector companies Hong Kong Exchanges and Clearing Ltd. and Singapore Exchange Ltd.; and Leighton Holdings Ltd., industrials.

What is your outlook for the near term?

All global equity markets have become noticeably dependent on strong economic growth in Asia, most notably in China. While slower growth in the rest of the world could act as a drag, much growth in the Asian region appears independent of the U.S. consumer. In addition, global policy conditions remain stimulative. Low real interest rates and relatively cheap currencies are unlikely to curtail growth in domestic demand in Asia.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

38 Annual Report 2007

Nationwide International Index Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	24.91%	22.57%	5.42%	0.80%	0.76%
	w/SC3	17.69%	21.14%	4.63%

Class B	w/o SC2	24.18%	21.82%	4.72%	1.41%	1.37%
	w/SC4	19.18%	21.64%	4.72%

Class C5	w/o SC2	24.22%	21.51%	4.55%	1.41%	1.37%
	w/SC7	23.22%	21.51%	4.55%

Class R [6,8]		24.98%	22.58%	5.43%	1.11%	1.07%

Institutional Class[6]		25.49%	23.02%	5.83%	0.41%	0.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of Class R shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 39

Nationwide International Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide International Index			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			05/01/07	10/31/007	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,091.50	$4.27	0.81%
	Hypothetical	[1]	$1,000.00	$1,021.12	$4.13	0.81%

Class B	Actual		$1,000.00	$1,088.80	$7.21	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.29	$6.99	1.37%

Class C	Actual		$1,000.00	$1,089.10	$7.21	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.29	$6.99	1.37%

Class R	Actual		$1,000.00	$1,092.30	$4.06	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.32	$3.93	0.77%

Institutional Class	Actual		$1,000.00	$1,094.10	$1.95	0.37%
	Hypothetical	[1]	$1,000.00	$1,023.33	$1.89	0.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

40 Annual Report 2007

Nationwide International Index Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	98.4%
Repurchase Agreements	0.2%
Exchange Traded Funds	0.0%
Rights	0.0%
Warrants	0.0%
Other investments*	12.8%
Liabilities in excess of other assets**	-11.4%

100.0%

Top Industries

Commercial Banks	14.2%
Oil, Gas & Consumable Fuels	7.1%
Metals & Mining	5.7%
Pharmaceuticals	5.2%
Insurance	4.8%
Diversified Telecommunication Services	4.2%
Automobiles	3.5%
Chemicals	3.0%
Electric Utilities	3.0%
Food Products	2.8%
Other	46.5%

100.0%

Top Holdings***

BP PLC	1.7%
HSBC Holdings PLC	1.5%
Vodafone Group PLC	1.4%
Nestle SA	1.3%
Total SA	1.1%
Nokia OYJ	1.1%
Toyota Motor Corp.	1.0%
BHP Billiton Ltd.	1.0%
GlaxoSmithKline PLC	1.0%
Telefonica SA	1.0%
Other	87.9%

100.0%

Top Ten Countries

United Kingdom	22.6%
Japan	19.5%
France	9.3%
Germany	8.5%
Australia	6.8%
Switzerland	6.6%
Spain	4.1%
Italy	3.7%
Netherlands	3.5%
Sweden	2.5%
Other	12.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 41

Statement of Investments
October 31, 2007

Nationwide International Index Fund

Common Stocks (98.4%)

	Shares or
	Principal Amount	Value

AUSTRALIA (6.8%)
Airline (0.1%) (a)
Qantas Airways Ltd.	243,790	$1,347,974

Beverages (0.1%) (a)
Coca-Cola Amatil Ltd.	122,877	1,174,061
Foster’s Group Ltd.	380,806	2,273,214
Lion Nathan Ltd.	12,883	112,021

		3,559,296

Biotechnology (0.1%)
CSL Ltd.	90,564	3,078,171

Capital Markets (0.2%) (a) (b)
Macquarie Bank Ltd.	49,596	3,960,189
Perpetual Ltd.	2,435	169,347

		4,129,536

Chemicals (0.1%) (a)
Orica Ltd.	51,409	1,493,167

Commercial Banks (1.7%) (a)
Australia & New Zealand Banking Group Ltd.	344,263	9,717,225
Commonwealth Bank of Australia	225,457	12,982,261
National Australia Bank Ltd.	283,737	11,476,955
Westpac Banking Corp.	347,107	9,740,536

		43,916,977

Commercial Services & Supplies (0.1%) (a)
Brambles Ltd.	163,625	2,177,556
Downer EDI Ltd. (b)	88,386	551,044

		2,728,600

Construction & Engineering (0.1%) (a) (b)
Leighton Holdings Ltd.	29,287	1,714,184

Construction Materials (0.0%) (a)
Boral Ltd.	84,614	537,605
James Hardie Industries NV (b)	58,410	355,534

		893,139

Containers & Packaging (0.0%) (a)
AmCor Ltd.	137,252	901,045

Distributor (0.0%) (a)
Pacific Brands Ltd.	179,970	581,959

Diversified Consumer Services (0.0%) (a) (b)
ABC Learning Centres Ltd.	107,189	661,699

Diversified Financial Services (0.2%) (a)
Australian Stock Exchange Ltd.	25,094	1,352,850
Challenger Financial Services Group Ltd. (b)	113,637	678,925
SunCorp-Metway Ltd. (b)	171,687	3,261,169

		5,292,944

Diversified Telecommunication Services (0.1%) (a)
Telstra Corp. Ltd.	564,803	2,471,462
Telstra Corp. Ltd., Installment Receipts	156,656	466,466

		2,937,928

Energy Equipment & Services (0.1%) (a) (b)
Babcock & Brown Ltd.	32,433	938,914
WorleyParsons Ltd.	17,154	775,249

		1,714,163

Food & Staples Retailing (0.4%) (a)
Coles Myer Ltd.	226,326	3,414,712
Woolworths Ltd.	203,352	6,372,041

		9,786,753

Food Products (0.0%) (a) (b)
Futuris Corp. Ltd.	73,471	145,961
Goodman Fielder Ltd.	82,979	163,364

		309,325

Health Care Equipment & Supplies (0.0%) (a)
Ansell Ltd. (b)	21,361	247,576
Cochlear Ltd.	12,914	830,221

		1,077,797

Health Care Providers & Services (0.1%) (a)
Sonic Health Care Products & Services Ltd.	38,144	615,028
Symbion Health Ltd. (b)	192,781	729,942

		1,344,970

Hotels, Restaurants & Leisure (0.1%) (a) (b)
Aristocrat Leisure Ltd.	58,082	568,006
Tabcorp Holdings Ltd.	76,074	1,106,806
Tattersall’s Ltd.	130,459	511,402

		2,186,214

42 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

AUSTRALIA (continued)
Industrial Conglomerates (0.1%)(a) (b)
CSR Ltd.	262,541	$837,803
Wesfarmers Ltd.	60,042	2,470,124

		3,307,927

Insurance (0.4%) (a)
AMP Ltd.	314,066	3,006,509
AXA Asia Pacific Holdings Ltd.	165,197	1,263,539
Insurance Australia Group Ltd. (b)	331,559	1,458,183
QBE Insurance Group Ltd.	148,397	4,540,367

		10,268,598

IT Services (0.0%) (a) (b)
Computershare Ltd.	70,608	569,195

Media (0.1%) (a)
APN News & Media Ltd. (b)	16,269	81,428
John Fairfax Holdings Ltd. (b)	218,301	969,267
Macquarie Communications Infrastructure Group (b)	122,108	658,714
Publishing & Broadcasting Ltd.	99,381	1,939,568

		3,648,977

Metals & Mining (1.6%) (a)
Alumina Ltd.	157,047	986,731
BHP Billiton Ltd.	625,634	27,237,290
BlueScope Steel Ltd. (b)	141,785	1,413,887
Fortescue Metals Group Ltd.*	15,972	753,636
Iluka Resources Ltd. (b)	69,336	283,666
Newcrest Metals & Mining Ltd. (b)	79,588	2,425,600
OneSteel Ltd.	122,061	788,517
Rio Tinto Ltd. (b)	55,094	5,717,506
Zinifex Ltd.	100,493	1,590,023

		41,196,856

Multi-Utility (0.0%) (a) (b)
AGL Energy Ltd.	58,166	655,571

Multiline Retail (0.0%) (a)
Harvey Norman Holdings Ltd.	33,835	214,958

Oil, Gas & Consumable Fuels (0.3%) (a)
Caltex Australia Ltd.	14,655	294,764
Origin Energy Ltd. (b)	118,592	1,017,520
Paladin Resources Ltd.*	122,587	954,179
Santos Ltd.	132,856	1,753,220
Woodside Petroleum Ltd.	91,848	4,493,910

		8,513,593

Paper & Forest Products (0.0%) (a)
PaperlinX Ltd.	94,750	245,221

Real Estate Investment Trusts (REITs) (0.6%) (a)
Centro Properties Group	154,131	1,014,403
CFS Retail Property Trust	233,837	534,007
Commonwealth Property Office Fund (b)	228,851	338,612
DB RREEF Trust	461,432	903,715
GPT Group	371,359	1,606,381
ING Industrial Fund	19,558	51,241
Macquarie Goodman Group (b)	265,892	1,723,191
Macquarie Office Trust	145,315	222,916
Mirvac Group	197,476	1,070,699
Stockland	216,132	1,815,205
Westfield Group	308,296	6,302,353

		15,582,723

Real Estate Management & Development (0.0%) (a)
Lend Lease Corp. Ltd.	66,298	1,243,022

Road & Rail (0.1%) (a) (b)
Asciano Group*	81,314	637,776
Toll Holdings Ltd.	118,845	1,484,930

		2,122,706

Textiles, Apparel & Luxury Goods (0.0%) (a) (b)
Billabong International Ltd.	9,477	133,809

Transportation Infrastructure (0.1%) (a)
Macquarie Airports	63,064	259,118
Macquarie Infrastructure Group	506,965	1,504,562
Transurban Group (b)	182,856	1,244,377

		3,008,057

		180,367,054

AUSTRIA (0.6%) (a)
Building Products (0.0%) (b)
Wienerberger AG	10,093	630,492

2007 Annual Report 43

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

AUSTRIA (continued)
Commercial Banks (0.1%)
Erste Bank der Oesterreichischen Sparkassen AG	31,004	$2,523,840
Raiffeisen International Bank Holding AG (b)	5,207	866,154

		3,389,994

Construction Materials (0.0%)
RHI AG*	9,942	509,365

Containers & Packaging (0.0%)
Mayr-Melnhof Karton AG	74	8,817

Diversified Telecommunication Services (0.1%)
Telekom Austria AG	71,313	2,053,209

Electric Utility (0.1%)
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	16,292	1,079,524

Hotels, Restaurants & Leisure (0.0%) (b)
BetandWin.com Interactive Entertainment AG*	3,680	125,452

Insurance (0.0%)
Wiener Staedtische Versicherung AG	1,735	128,097

Machinery (0.0%)
Andritz AG	11,364	840,430

Metals & Mining (0.1%)
Voestalpine AG	19,205	1,735,095

Oil, Gas & Consumable Fuels (0.1%)
OMV AG	33,106	2,485,453

Real Estate Management & Development (0.1%)
Immoeast Immobilien Anlagen*	53,886	658,594
IMMOFINANZ Immobilien Anlagen AG	98,991	1,181,552
Meinl European Land Ltd.*	57,937	815,359

		2,655,505

Transportation Infrastructure (0.0%)
Flughafen Wien AG	72	8,544

		15,649,977

BELGIUM (1.3%) (a)
Beverages (0.1%)
InBev NV	29,996	2,838,735

Chemicals (0.1%)
Solvay SA	9,723	1,480,329
Umicore	5,921	1,480,286

		2,960,615

Commercial Banks (0.3%)
Dexia	94,569	3,044,469
KBC Groep NV	35,125	4,936,354

		7,980,823

Distributor (0.0%)
D’ Ieteren NV	489	212,177

Diversified Financial Services (0.5%)
Fortis	379,027	12,171,295
Groupe Bruxelles Lambert SA	12,842	1,645,154

		13,816,449

Diversified Telecommunication Services (0.1%)
Belgacom SA	35,723	1,711,706

Electrical Equipment (0.0%)
Bekaert SA	257	35,471

Electronic Equipment & Instruments (0.0%)
BarCo NV	2,478	204,018

Food & Staples Retailing (0.1%)
Colruyt SA	1,735	371,739
Delhaize Group	16,437	1,567,142

		1,938,881

Health Care Equipment & Supplies (0.0%)
Omega Pharma SA	2,941	197,380

Leisure Equipment & Products (0.0%)
AGFA-Gevaert NV	29,393	409,435

Oil, Gas & Consumable Fuels (0.0%)
Euronav SA	5,398	160,736

Pharmaceutical (0.1%) (b)
UCB SA	24,265	1,425,699

Real Estate Investment Trust (REIT) (0.0%)
Cofinimmo	660	124,095

44 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

BELGIUM (continued)
Transportation (0.0%)
Compagnie Maritime Belge SA	5,117	$470,791

Wireless Telecommunication Services (0.0%)
Mobistar SA	2,876	260,515

		34,747,526

BERMUDA (0.0%) (a) (b)
Oil, Gas & Consumable Fuels (0.0%)
Frontline Ltd.	5,936	268,565

CAYMAN ISLANDS (0.0%) (a)
Communications Equipment (0.0%) (b)
FoxConn International Holdings Ltd.*	308,604	860,541

Food Products (0.0%)
Tingyi (Cayman Islands) Holdings Co.	130,000	198,948

Wireless Telecommunication Services (0.0%)
Hutchison Telecommunications International Ltd.	212,642	303,515

		1,363,004

DENMARK (0.9%) (a)
Airline (0.0%)
Dak Sas AB*	63	1,102

Beverages (0.0%)
Carlsberg	7,141	966,042

Chemicals (0.0%)
Novozymes	6,405	700,070

Commercial Banks (0.2%)
Danske Bank	91,120	4,033,618
Jyske Bank* (b)	7,175	593,818
Sydbank (b)	16,077	743,005

		5,370,441

Construction & Engineering (0.0%)
FLSmidth & Co.	7,163	780,828

Food Products (0.1%)
Danisco AS	12,057	930,716
East Asiatic Co. Ltd. (b)	8,441	683,614

		1,614,330

Health Care Equipment & Supplies (0.1%) (b)
Coloplast	3,108	301,901
GN Store Nord*	55,104	587,852
William Demant Holding*	2,109	194,303

		1,084,056

Household Durables (0.0%) (b)
Bang & Olufsen	3,808	448,408

Insurance (0.0%)
Topdanmark* (b)	2,958	507,038
TrygVesta AS	1,789	142,531

		649,569

Machinery (0.0%)
NKT Holding AS	2,417	264,812

Marine (0.1%)
AP Moller - Maersk AS	180	2,492,745

Oil, Gas & Consumable Fuels (0.1%)
Vestas Wind Systems*	35,953	3,225,875

Pharmaceuticals (0.2%)
H. Lunbeck AS	5,754	165,507
Novo-Nordisk	45,518	5,673,556

		5,839,063

Road & Rail (0.1%) (b)
DSV AS	50,617	1,345,068

Transportation (0.0%)
Dampskibsselskabet Torm AS	3,826	160,740

		24,943,149

FINLAND (1.9%) (a)
Auto Components (0.0%) (b)
Nokian Renkaat OYJ	24,930	943,889

Building Products (0.0%) (b)
Uponor OYJ	15,434	404,940

Communications Equipment (1.1%)
Nokia OYJ	702,689	27,904,629

2007 Annual Report 45

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

FINLAND (continued)
Construction & Engineering (0.0%)
YIT OYJ	23,528	$727,874

Diversified Financial Services (0.0%)
OKO Bank PLC	1,989	42,842

Diversified Telecommunication Services (0.0%) (b)
Elisa OYJ, Class A	17,993	535,253

Electric Utility (0.1%)
Fortum OYJ	77,172	3,355,359

Food & Staples Retailing (0.1%)
Kesko OYJ	16,336	981,138

Insurance (0.1%) (b)
Sampo OYJ	84,906	2,666,722

IT Services (0.0%)
Tietoenator OYJ	19,859	488,915

Leisure Equipment & Products (0.0%) (b)
Amer Sports OYJ	26,201	697,235

Machinery (0.2%)
Cargotec Corp.	6,072	376,571
KCI Konecranes OYJ	17,150	772,244
Kone OYJ	12,144	1,008,155
Metso OYJ (b)	28,256	1,724,982
Wartsila OYJ	8,043	659,243

		4,541,195

Media (0.0%)
Sanoma-WSOY OYJ	5,470	158,200

Metals & Mining (0.1%)
Outokumpu OYJ (b)	24,277	910,825
Rautaruukki OYJ	19,196	1,106,156

		2,016,981

Oil, Gas & Consumable Fuels (0.0%) (b)
Neste Oil OYJ	23,124	833,214

Paper & Forest Products (0.2%)
Stora Enso OYJ(b)	110,948	2,046,359
UPM-Kymmene OYJ	89,708	2,014,913

		4,061,272

Pharmaceutical (0.0%)
Orion OYJ	8,093	208,099

		50,567,757

FRANCE (9.3%)
Aerospace & Defense (0.1%) (a)
Safran SA (b)	18,895	480,899
Thales SA	18,461	1,153,894
Zodiac SA	9,973	692,272

		2,327,065

Airline (0.0%) (a)
Air France-KLM	27,691	1,056,557

Auto Components (0.2%) (a)
Compagnie Generale des Etablissements Michelin (b)	28,022	3,773,547
Valeo SA	17,562	966,760

		4,740,307

Automobiles (0.3%) (a) (b)
Peugeot SA	31,978	2,980,258
Renault SA	29,989	5,064,615

		8,044,873

Beverages (0.2%) (a)
Pernod-Ricard SA	17,483	4,048,184

Building Products (0.2%) (a) (b)
Compagnie de Saint-Gobain	55,286	5,957,641

Chemicals (0.2%) (a) (b)
Air Liquide SA	42,186	5,825,860

Commercial Banks (1.2%) (a)
BNP Paribas	144,406	16,003,100
Credit Agricole SA (b)	110,278	4,368,613
Societe Generale (b)	64,411	10,880,504

		31,252,217

Commercial Services & Supplies (0.0%) (a)
Societe BIC SA	1,214	94,381

Communications Equipment (0.1%) (a)
Alcatel-Lucent	394,952	3,838,929

Construction & Engineering (0.2%) (a) (b)
Vinci SA	77,164	6,366,759

46 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

FRANCE (continued)
Construction Materials (0.2%) (a) (b)
Imerys SA	2,781	$270,912
Lafarge SA	27,642	4,518,072

		4,788,984

Diversified Telecommunication Services (0.4%) (a)
France Telecom SA	287,036	10,613,522

Electrical Equipment (0.4%) (a)
Alstom	18,595	4,409,643
Schneider Electric SA (b)	41,475	5,736,641

		10,146,284

Energy Equipment & Services (0.1%) (a)
Technip SA	21,436	1,926,641

Food & Staples Retailing (0.3%) (a)
Carrefour SA (b)	106,744	7,712,601
Casino Guichard Perrachon SA	9,269	1,037,791

		8,750,392

Food Products (0.3%) (a) (b)
Groupe Danone	80,157	6,898,160

Gas Utility (0.1%) (a) (b)
Gaz de France	29,843	1,699,832

Health Care Equipment & Supplies (0.1%) (a)
Cie Generale d’Optique Essilor International SA	39,858	2,546,587

Hotels, Restaurants & Leisure (0.2%) (a)
Accor SA	36,008	3,449,391
Sodexho Alliance SA	15,200	1,100,313

		4,549,704

Household Durables (0.0%) (a)
Thomson	53,365	935,259

Insurance (0.5%) (a)
AXA	272,547	12,240,547
CNP Assurances	5,805	741,630
Scor SA	23,121	632,297

		13,614,474

IT Services (0.1%) (a)
Atos Origin SA*	16,035	977,589
Capgemini SA	26,730	1,711,741

		2,689,330

Machinery (0.1%) (a)
Vallourec SA	9,582	2,790,000

Media (0.5%) (a)
Lagardere SA (b)	24,875	2,109,246
M6-Metropole Television	3,979	118,071
PagesJaunes Groupe SA	34,670	767,108
Publicis Groupe (b)	29,209	1,190,173
Societe Television Francaise 1 (b)	29,501	820,641
Vivendi Universal SA (b)	194,608	8,793,308

		13,798,547

Multi-Utilities (0.6%) (a) (b)
Suez SA	172,125	11,228,589
Veolia Environnement	59,816	5,354,680

		16,583,269

Multiline Retail (0.1%) (a)
PPR SA	12,396	2,464,943

Office Electronics (0.0%) (a)
Neopost SA	3,852	447,954

Oil, Gas & Consumable Fuels (1.1%) (a) (b)
Total SA	366,703	29,588,467

Personal Products (0.2%) (a) (b)
L’Oreal SA	45,660	6,010,236

Pharmaceutical (0.6%) (a) (b)
Sanofi-Aventis	173,342	15,246,299

Real Estate Investment Trusts (REITs) (0.2%)
Gecina SA (a)	1,440	246,886
Klepierre (a)	10,923	594,329
Unibail (a) (b)	10,498	2,621,508
Unibail-Rodamco (b)	4,413	1,096,507

		4,559,230

Real Estate Management & Development (0.0%) (a)
Icade	7,200	533,376

Software (0.1%) (a)
Business Objects SA* (b)	22,305	1,341,448
Dassault Systemes SA	6,818	423,854

		1,765,302

2007 Annual Report 47

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

FRANCE (continued)
Textiles, Apparel & Luxury Goods (0.3%) (a)
Hermes International	10,446	$1,376,706
LVMH Moet Hennessy Louis Vuitton SA (b)	41,294	5,333,947

		6,710,653

Transportation Infrastructure (0.0%) (a)
Aeroports De Paris	4,482	513,900
Societe Des Autoroutes Paris-Rhin-Rhone	1,153	122,684

		636,584

Wireless Telecommunication Services (0.1%) (a) (b)
Bouygues SA	38,855	3,749,524

		247,596,326

GERMANY (8.5%) (a)
Air Freight & Logistics (0.2%)
Deutsche Post AG	140,895	4,266,998

Airline (0.1%)
Deutsche Lufthansa AG	49,395	1,459,594

Auto Components (0.1%)
Continental AG	25,774	3,894,334

Automobiles (1.3%)
Daimler Chrysler AG	156,257	17,230,378
Porsche AG	1,708	4,556,457
Volkswagen AG (b)	32,123	9,182,106
Volkswagen AG, Preferred Shares	16,791	3,181,731

		34,150,672

Capital Markets (0.5%)
Deutsche Bank AG	89,230	11,919,663
MLP AG (b)	9,484	126,936

		12,046,599

Chemicals (0.9%)
BASF AG	87,403	12,132,658
Bayer AG (b)	122,459	10,225,644
Linde AG (b)	20,278	2,570,463

		24,928,765

Commercial Banks (0.2%)
Commerzbank AG	117,314	4,976,701
Deutsche Postbank AG	18,670	1,363,255

		6,339,956

Construction & Engineering (0.1%)
Bilfinger Berger AG	3,859	341,930
Hochtief AG	9,600	1,317,093

		1,659,023

Diversified Financial Services (0.2%) (b)
Deutsche Boerse AG	40,319	6,472,097

Diversified Telecommunication Services (0.4%)
Deutsche Telekom AG	487,832	10,021,414

Electric Utility (0.8%)
E. On AG	107,611	21,060,728

Electronic Equipment & Instruments (0.0%)
Wincor Nixdorf AG	7,780	774,877

Food & Staples Retailing (0.1%)
Metro AG	29,014	2,629,191

Food Products (0.0%) (b)
Suedzucker AG	1,963	44,523

Health Care Providers & Services (0.1%)
Celesio AG	11,218	639,161
Fresenius Medical Care AG & Co.	30,279	1,593,017

		2,232,178

Hotels, Restaurants & Leisure (0.1%) (b)
TUI AG*	48,075	1,413,264

Household Products (0.1%)
Henkel KGaA (b)	37,053	1,892,392
Henkel KGaA - Preferred Shares	19,300	891,089

		2,783,481

Industrial Conglomerates (0.8%)
Rheinmetall AG	3,845	340,756
Siemens AG	148,153	20,228,358

		20,569,114

Insurance (0.9%)
Allianz AG	77,859	17,564,247
Muenchener Rueckversicherungs AG	37,632	7,200,208

		24,764,455

48 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

GERMANY (continued)
Machinery (0.2%)
Heidelberger Druckmaschinen	5,933	$243,069
MAN AG	22,395	4,009,028

		4,252,097

Media (0.0%)
Premiere AG*	23,597	481,400
ProsiebenSAT.1 Media AG	13,637	403,265

		884,665

Metals & Mining (0.2%)
Salzgitter AG	6,333	1,246,778
Thyssenkrupp AG	67,929	4,511,235

		5,758,013

Multi-Utilities (0.4%)
RWE AG	76,602	10,447,910
RWE AG, Non-Voting Preferred Shares	4,149	502,698

		10,950,608

Multiline Retail (0.0%) (b)
KarstadtQuelle AG*	17,036	546,936

Oil, Gas & Consumable Fuels (0.0%)
Solarworld AG	16,192	1,115,004

Personal Products (0.0%)
Beiersdorf AG	11,929	944,500

Pharmaceuticals (0.1%)
Altana AG	23,294	564,841
Merck KGAA	13,667	1,710,915

		2,275,756

Real Estate Management & Development (0.0%) (b)
IVG Immobilien AG	12,612	573,055

Semiconductors & Semiconductor Equipment (0.1%)
Infineon Technologies AG*	142,438	2,091,550

Software (0.3%)
SAP AG	150,850	8,195,432

Specialty Retail (0.0%)
Douglas Holding AG	2,452	156,305

Textiles, Apparel & Luxury Goods (0.2%)
Adidas AG	42,646	2,833,739
Puma AG Rudolf Dassler Sport	2,758	1,185,020

		4,018,759

Thrifts & Mortgage Finance (0.1%)
Hypo Real Estate Holding AG	39,258	2,332,916

		225,606,859

GREECE (0.8%) (a)
Beverages (0.0%)
Coca Cola Hellenic Bottling Co. SA	13,187	818,523

Commercial Banks (0.5%)
Alpha Bank AE	81,124	3,011,697
EFG Eurobank Ergasias SA	47,853	1,867,086
National Bank of Greece SA	76,337	5,333,624
Piraeus Bank SA	58,798	2,367,165

		12,579,572

Construction & Engineering (0.0%)
Hellenic Technodomiki Tev SA	18,730	285,464

Construction Materials (0.0%)
Titan Cement Co.	6,035	295,221

Diversified Financial Services (0.0%)
Hellenic Exchanges Holding SA	15,928	557,393

Diversified Telecommunication Services (0.1%)
Hellenic Telecommunications Organization SA	67,457	2,477,467

Electric Utility (0.1%)
Public Power Corp.	29,819	1,211,348

Hotels, Restaurants & Leisure (0.1%)
OPAP SA	43,124	1,765,414

Metals & Mining (0.0%)
Viohal Co.	2,005	32,859

Oil, Gas & Consumable Fuels (0.0%)
Hellenic Petroleum SA	1,626	25,419

Textiles, Apparel & Luxury Goods (0.0%)
Folli-Follie SA	2,990	128,928

2007 Annual Report 49

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

GREECE (continued)
Wireless Telecommunication Services (0.0%)
Cosmote Mobile Telecommunications SA	17,456	$603,618

		20,781,226

HONG KONG (2.2%) (a)
Airline (0.0%)
Cathay Pacific Airways Ltd.	127,000	378,846

Commercial Banks (0.3%)
Bank of East Asia Ltd.	298,500	2,031,037
BOC Hong Kong Holdings Ltd.	683,100	1,934,570
Hang Seng Bank Ltd. (b)	153,000	3,125,843
Wing Hang Bank Ltd.	10,000	117,841

		7,209,291

Communications Equipment (0.0%)
Tencent Holdings Ltd.	113,724	974,917

Distributor (0.1%)
Li & Fung Ltd.	445,600	2,114,570

Diversified Financial Services (0.3%)
Hong Kong Exchanges & Clearing Ltd.	218,000	7,277,520

Diversified Telecommunication Services (0.0%) (b)
PCCW Ltd.	531,200	343,016

Electric Utilities (0.1%)
Cheung Kong Infrastructure Holdings Ltd. (b)	2,500	9,795
CLP Holdings Ltd.	277,000	1,872,029
Hong Kong Electric Holdings	203,300	1,045,230

		2,927,054

Electrical Equipment (0.0%) (b)
Johnson Electric Holdings Ltd.	205,500	115,344

Electronic Equipment & Instruments (0.0%)
Kingboard Chemical Holdings Ltd.	67,548	443,684

Gas Utility (0.1%) (b)
Hong Kong & China Gas	789,760	2,124,934

Hotels, Restaurants & Leisure (0.0%)
ShanGri-La Asia Ltd.	138,000	440,426

Household Durables (0.0%)
Techtronic Industries Co.	284,810	307,798

Industrial Conglomerates (0.2%)
Hutchison Whampoa Ltd.	400,500	5,033,841
MelCo International Development	58,344	110,620

		5,144,461

Marine (0.0%)
Orient Overseas International Ltd.	34,438	355,539

Media (0.0%)
Television Broadcasts Ltd.	16,000	103,649

Real Estate Investment Trust (REIT) (0.1%)
Link REIT (The)	486,551	1,103,941

Real Estate Management & Development (0.8%)
Cheung Kong Holdings Ltd.	289,000	5,668,968
Hang Lung Properties Ltd.	463,000	2,227,576
Henderson Land Development Co.	189,800	1,701,493
Hopewell Holdings Ltd.	75,569	391,589
Hysan Development Co. Ltd.	22,673	68,510
Kerry Properties Ltd.	60,500	526,253
New World Development Co. Ltd.	434,679	1,566,719
Shui on Land Ltd.	95,000	131,160
Shun Tak Holdings Ltd. (b)	54,000	85,254
Sino Land Co.	306,000	959,222
Sun Hung Kai Properties Ltd.	263,700	5,039,656
Swire Pacific Ltd.	172,500	2,463,670
Wharf Holdings Ltd. (b)	146,300	882,130

		21,712,200

Road & Rail (0.0%)
MTR Corp.	126,714	439,310

Semiconductors & Semiconductor Equipment (0.0%)
ASM Pacific Technology Ltd.	27,300	214,048

Specialty Retail (0.2%)
Belle International Holdings Ltd.	588,000	953,919
Esprit Holdings Ltd.	195,500	3,265,170
Giordano International Ltd. (b)	238,400	111,461

		4,330,550

Textiles, Apparel & Luxury Goods (0.0%)
Yue Yuen Industrial Holdings	38,500	118,817

50 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

HONG KONG (continued)
Trading Companies & Distributors (0.0%)
Noble Group Ltd.	636	$1,048

		58,180,963

IRELAND (0.7%) (a)
Airline (0.0%)
Ryanair Holdings PLC*	42,663	356,984

Beverages (0.0%)
C&C Group PLC	68,027	544,408

Building Products (0.0%)
Kingspan Group PLC	23,738	560,362

Commercial Banks (0.3%)
Allied Irish Banking PLC	160,607	4,048,772
Bank of Ireland	172,608	3,193,559
Bank of Ireland	834	15,431

		7,257,762

Construction Materials (0.2%)
CRH PLC	35	1,350
CRH PLC	104,405	4,027,612

		4,028,962

Food Products (0.0%)
GreenCore Group PLC	43,087	293,317
Iaws Group PLC	13,545	319,040
Kerry Group PLC	18,897	566,298

		1,178,655

Gaming (0.0%)
Paddy Power PLC	10,418	431,999

Household Durables (0.0%)
Waterford Wedgewood PLC*	357	14

Industrial Conglomerate (0.0%)
DCC PLC	6,232	171,528

Insurance (0.1%)
Irish Life & Permanent PLC	55,937	1,271,217

Media (0.0%)
Independent News & Media PLC	42,221	155,084

Pharmaceutical (0.1%)
Elan Corp. PLC*	76,306	1,820,371

Trading Companies & Distributors (0.0%)
Grafton Group PLC*	40,834	456,104

		18,233,450

ITALY (3.7%)
Aerospace & Defense (0.1%) (a)
Finmeccanica SpA	53,300	1,585,315

Automobiles (0.2%) (a)
Fiat SpA	120,423	3,904,260

Capital Markets (0.1%) (a) (b)
Mediobanca SpA	99,308	2,361,324

Commercial Banks (1.3%)
Banca Monte dei Paschi di Siena SpA (a) (b)	156,011	998,840
Banca Popolare di Milano Scarl (a)	85,716	1,350,312
Banche Popolari Unite Scpa (a)	120,758	3,366,216
Banco Popolare Scarl	129,715	3,113,145
Intesa Sanpaolo SpA (a)	1,271,638	10,086,886
Intesa Sanpaolo SpA RNC (a)	131,100	995,282
UniCredito Italiano SpA (a)	1,690,670	14,542,349

		34,453,030

Construction Materials (0.0%) (a) (b)
Italcementi SpA	3,643	83,910

Diversified Telecommunication Services (0.3%) (a)
Telecom Italia SpA	1,948,355	6,104,634
Telecom Italia SpA RNC	965,007	2,499,001

		8,603,635

Electric Utilities (0.4%) (a) (b)
Enel SpA	761,835	9,133,734
Terna SpA	279,196	1,094,241

		10,227,975

Food Products (0.0%)
Parmalat SpA	225,854	836,573

Gas Utility (0.1%) (a) (b)
Snam Rete Gas SpA	196,021	1,268,885

Hotels, Restaurants & Leisure (0.0%) (a)
Autogrill SpA	28,866	577,458
Lottomatica SpA (b)	5,400	193,251

		770,709

2007 Annual Report 51

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

ITALY (continued)
Industrial Conglomerate (0.0%) (a)
Pirelli & C SpA*	743,585	$952,728

Insurance (0.4%) (a)
Alleanza Assicurazioni SpA	97,424	1,320,479
Assicurazioni Generali SpA	187,876	8,952,776
Fondiaria-Sai SpA (b)	17,880	870,489
Mediolanum SpA (b)	41,088	306,310
Unipol SpA	81,242	291,388

		11,741,442

Media (0.1%) (a)
Mediaset SpA	165,599	1,717,446
Mondadori (Arnoldo) Editore SpA (b)	1,017	10,071
Seat Pagine Gialle SpA (b)	1,224,695	712,635

		2,440,152

Oil, Gas & Consumable Fuels (0.6%)
Eni SpA (a) (b)	455,283	16,622,090
Eni SpA ADR — IT	200	14,616

		16,636,706

Textiles, Apparel & Luxury Goods (0.0%) (a)
Bulgari SpA	23,800	373,011
Luxottica Group SpA (b)	16,143	568,671

		941,682

Transportation Infrastructure (0.1%) (a)
Autostrade SpA	54,531	2,144,312

		98,952,638

JAPAN (19.5%)
Air Freight & Logistics (0.1%) (a)
Yamato Holdings Co. Ltd.	92,000	1,357,157

Airlines (0.0%) (a)
All Nippon Airways Co. Ltd.	75,000	289,223
Japan Airlines Corp.* (b)	268,000	604,357

		893,580

Auto Components (0.4%) (a)
Aisin Seiki Co. Ltd.	32,800	1,347,932
Bridgestone Corp.	123,400	2,731,909
Denso Corp.	89,400	3,632,355
NGK Spark Plug Co. Ltd. (b)	48,000	807,686
NHK Spring Co. Ltd. (b)	41,000	352,153
NOK Corp.	10,500	234,608
Stanley Electric Co. Ltd.	23,500	522,687
Sumitomo Rubber Industries, Inc. (b)	47,400	580,585
Toyoda Gosei Co. Ltd.	3,800	136,512
Toyota Boshoku Corp.	3,000	98,617
Toyota Industries Corp.	27,900	1,194,917

		11,639,961

Automobiles (1.7%) (a)
Honda Motor Co. Ltd.	272,600	10,209,341
Nissan Motor Co. Ltd.	422,800	4,851,315
Toyota Motor Corp.	480,700	27,520,867
Yamaha Motor Co. Ltd.	44,400	1,268,031

		43,849,554

Beverages (0.1%) (a)
Asahi Breweries Ltd.	69,200	1,144,584
Ito En Ltd. (b)	3,200	67,643
Kirin Brewery Co. Ltd.	121,000	1,691,101
Kita Kyushu Coca-Cola	200	4,631
Sapporo Holdings Ltd. (b)	78,000	587,237
Takara Shuzo Co. Ltd. (b)	69,800	410,272

		3,905,468

Building Products (0.3%) (a)
Asahi Glass Co. Ltd.	171,600	2,363,538
Central Glass Co. Ltd. (b)	5,000	23,639
Daikin Industries Ltd.	48,700	2,453,145
JS Group Corp.	33,700	545,997
Nippon Sheet Glass Co. Ltd.	162,000	989,132
Sanwa Shutter Corp.	39,000	205,706
TOTO Ltd. (b)	57,200	414,048

		6,995,205

Chemicals (0.9%) (a)
Asahi Kasei Corp.	224,200	1,716,575
Daicel Chemical Industries Ltd. (b)	15,000	110,487
Dainippon Ink & Chemical, Inc.	42,000	201,544
Denki Kagaku Kogyo KK	25,000	147,088
Hitachi Chemical Co. Ltd. (b)	7,900	193,681
JSR Corp. (b)	31,300	812,836
Kaneka Corp.	43,500	386,638
Kansai Paint Co. Ltd.	30,000	225,249
Kuraray Co. Ltd.	63,500	829,284
Mitsubishi Chemical Holdings Corp.	175,500	1,452,286

52 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Chemicals (continued)
Mitsubishi Gas Chemical Co., Inc. (b)	44,000	$440,588
Mitsubishi Rayon Co. Ltd.	140,100	795,148
Mitsui Chemicals, Inc.	123,100	1,157,963
Nippon Kayaku Co. Ltd. (b)	21,000	169,547
Nippon Shokubai Co. Ltd.	16,200	160,120
Nissan Chemical Industries Ltd.	40,000	550,100
Nitto Denko Corp. (b)	35,110	1,714,281
Shin-Etsu Chemical Co. Ltd.	73,200	4,696,102
Showa Denko KK	253,000	992,516
Sumitomo Bakelite Co. Ltd.	26,300	161,294
Sumitomo Chemical Co. Ltd.	241,200	2,144,567
Taiyo Nippon Sanso Corp.	16,000	142,153
Teijin Ltd.	194,800	940,049
Tokuyama Corp. (b)	56,000	782,292
Toray Industries, Inc. (b)	279,300	2,156,399
Tosoh Corp.	119,000	761,752
UBE Industries Ltd.	204,000	732,604
Zeon Corp.	25,000	236,107

		24,809,250

Commercial Banks (1.7%) (a)
77 Bank Ltd. (The)	23,300	157,371
Bank of Kyoto Ltd. (b)	24,000	306,647
Bank of Yokohama Ltd. (The)	207,000	1,469,035
Chiba Bank Ltd. (The)	114,300	917,520
Fukuoka Financial Group, Inc.	101,600	654,896
Gunma Bank Ltd. (The) (b)	30,000	213,131
Hachijuni Bank Ltd. (The)	31,000	236,825
Hiroshima Bank Ltd.	36,000	195,632
Hokuhoku Financial Group, Inc.	161,900	500,184
Joyo Bank Ltd. (The)	73,000	452,758
Mitsubishi UFJ Financial Group, Inc.	1,430,460	14,315,249
Mitsui Trust Holdings, Inc.	99,400	795,454
Mizuho Financial Group, Inc.	1,660	9,331,152
Nishi-Nippon City Bank Ltd. (The) (b)	69,000	205,497
Resona Holdings, Inc. (b)	935	1,675,669
Sapporo Hokuyo Holdings, Inc.	28	288,231
Shinsei Bank Ltd.	327,000	1,060,034
Shizuoka Bank Ltd. (The) (b)	105,000	1,102,536
Sumitomo Mitsui Financial Group, Inc.	1,149	9,413,056
Sumitomo Trust & Banking Co. Ltd. (The)	192,000	1,431,739
Suruga Bank Ltd.	17,000	223,204

		44,945,820

Commercial Services & Supplies (0.2%) (a)
Dai Nippon Printing Co. Ltd.	132,700	1,926,602
Goodwill Group, Inc. (The) (b)	695	159,441
Kokuyo Co. Ltd.	1,000	8,818
Meitec Corp. (b)	16,200	477,471
Park24 Co. Ltd. (b)	25,800	256,888
Secom Co. Ltd.	44,000	2,264,110
Toppan Printing Co. Ltd.	99,000	966,001

		6,059,331

Computers & Peripherals (0.4%) (a)
Fujitsu Ltd.	315,100	2,474,406
Mitsumi Electric Co. Ltd.	20,600	949,339
NEC Corp. (b)	409,000	2,034,068
Toshiba Corp. (b)	572,700	4,850,414

		10,308,227

Construction & Engineering (0.2%) (a)
Chiyoda Corp. (b)	36,000	668,602
COMSYS Holdings Corp. (b)	33,227	325,798
JGC Corp.	48,000	961,365
Kajima Corp. (b)	218,800	775,016
Nishimatsu Construction Co. Ltd. (b)	91,600	282,288
Obayashi Corp.	79,500	400,670
Okumura Corp. (b)	27,000	142,930
Shimizu Corp. (b)	60,000	314,075
Taisei Corp. (b)	249,000	749,258
Toda Corp. (b)	44,000	230,616

		4,850,618

Construction Materials (0.0%) (a)
Sumitomo Osaka Cement Co. Ltd. (b)	120,400	301,783
Taiheiyo Cement Corp.	118,000	371,829

		673,612

Consumer Finance (0.2%) (a)
Acom Co. Ltd. (b)	10,230	245,014
Aeon Credit Service Co. Ltd. (b)	18,300	281,572
Aiful Corp. (b)	21,367	504,287
Credit Saison Co. Ltd. (b)	40,800	1,301,138
Hitachi Capital Corp. (b)	200	2,658

2007 Annual Report 53

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Consumer Finance (continued)
ORIX Corp.	15,060	$3,089,604
Promise Co. Ltd. (b)	11,000	330,915
Takefuji Corp. (b)	25,700	657,687

		6,412,875

Consumer Goods (0.0%) (a) (b)
Circle K Sunkus Co. Ltd.	195	2,983

Containers & Packaging (0.0%) (a)
Toyo Seikan Kaisha Ltd.	19,200	347,134

Distributor (0.0%) (a)
Canon Marketing Japan, Inc.	2,000	39,195

Diversified Consumer Services (0.0%) (a)
Benesse Corp.	5,200	194,651

Diversified Financial Services (0.4%) (a)
Daiwa Securities Group, Inc.	229,500	2,211,990
Jafco Co. Ltd.	1,900	78,317
Matsui Securities Co. Ltd. (b)	36,100	286,867
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,300	79,690
Nikko Cordial Corp. (b)	68,000	973,871
Nomura Holdings, Inc.	323,900	5,772,399
SBI E*TRADE SECURITIES Co. Ltd. (b)	439	471,353
SBI Holdings, Inc.	2,284	724,682
Shinko Securities Co. Ltd.	45,700	236,713

		10,835,882

Diversified Telecommunication Services (0.1%) (a)
Nippon TeleGraph & Telephone Corp.	844	3,863,188

Electric Utilities (0.6%) (a)
Chubu Electric Power Co., Inc.	122,400	3,136,771
Hokkaido Electric Power Co., Inc.	21,600	466,166
Kansai Electric Power Co., Inc.	141,300	3,182,482
Kyushu Electric Power Co., Inc.	56,900	1,387,541
Tohoku Electric Power Co., Inc.	81,000	1,711,835
Tokyo Electric Power Co., Inc.	217,600	5,522,280

		15,407,075

Electrical Equipment (0.3%) (a)
Fuji Electric Holdings Co. Ltd.	47,200	179,967
Fujikura Ltd.	48,600	313,389
Furukawa Electric Co. Ltd. (b)	124,300	597,100
Matsushita Electric Works Ltd.	44,284	492,968
Mitsubishi Electric Corp.	313,600	3,823,874
Sumitomo Electric Industries Ltd. (b)	109,100	1,766,589
Ushio, Inc. (b)	7,500	154,806

		7,328,693

Electronic Equipment & Instruments (0.9%) (a)
Alps Electric Co. Ltd.	53,900	674,901
Citizen Watch Co. Ltd. (b)	94,600	1,019,222
Dainippon Screen Manufacturing Co. Ltd.	45,000	267,576
Hirose Electric Co. Ltd. (b)	3,700	443,758
Hitachi Ltd. (b)	631,800	4,231,584
Hoya Corp.	83,100	3,026,387
Ibiden Co. Ltd.	19,400	1,644,656
Keyence Corp. (b)	5,280	1,216,940
Kyocera Corp.	28,700	2,439,764
Mabuchi Motor Co. Ltd.	4,100	276,950
Murata Manufacturing Co. Ltd.	34,000	2,069,408
Nidec Corp. (b)	14,900	1,119,693
Nippon Electric Glass Co. Ltd.	74,000	1,257,913
Oki Electric Industry Co. Ltd. (b)	78,500	133,595
Omron Corp.	28,600	703,502
Taiyo Yuden Co. Ltd. (b)	31,000	514,352
TDK Corp.	25,600	2,101,255
Yaskawa Electric Corp.	19,000	255,634
Yokogawa Electric Corp. (b)	44,700	563,272

		23,960,362

Food & Staples Retailing (0.2%) (a)
AEON Mall Co. Ltd.	97,700	1,538,134
FamilyMart Co. Ltd. (b)	16,600	483,857
Lawson, Inc. (b)	14,900	515,200
Seven & I Holdings Co. Ltd.	144,700	3,736,875
UNY Co. Ltd. (b)	20,000	173,423

		6,447,489

Food Products (0.2%) (a)
Ajinomoto Co., Inc.	138,000	1,558,915
House Foods Corp.	100	1,584
Kikkoman Corp. (b)	46,000	583,714
Meiji Dairies Corp. (b)	93,000	491,320
Meiji Seika Kaisha Ltd. (b)	8,000	35,204
Nichirei Corp.	44,000	188,147
Nippon Meat Packers, Inc.	38,000	382,991
Nisshin Seifun Group, Inc.	28,900	260,652

54 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Food Products (continued)
Nissin Food Products Co. Ltd. (b)	11,300	$355,620
Q.P. Corp. (b)	15,300	151,043
Toyo Suisan Kaisha Ltd.	12,400	215,605
Yakult Honsha Co. Ltd. (b)	14,900	345,994
Yamazaki Baking Co. Ltd.	3,100	27,142

		4,597,931

Gas Utilities (0.1%) (a)
Osaka Gas Co. Ltd.	415,900	1,618,276
Tokyo Gas Co. Ltd.	433,400	1,932,406

		3,550,682

Health Care Equipment & Supplies (0.1%) (a)
Olympus Corp.	46,000	1,915,904
Terumo Corp.	27,300	1,336,346

		3,252,250

Health Care Providers & Services (0.0%) (a)
Alfresa Holdings Corp.	3,900	226,722
Mediceo Paltac Holdings Co. Ltd.	18,200	264,562
Suzuken Co. Ltd.	5,800	187,279

		678,563

Hotels, Restaurants & Leisure (0.0%) (a) (b)
Oriental Land Co. Ltd.	4,000	237,497
Round One Corp.	177	420,376

		657,873

Household Durables (0.9%) (a)
Casio Computer Co. Ltd. (b)	58,600	552,611
Daito Trust Construction Co. Ltd.	11,400	528,632
Daiwa House Industry Co. Ltd.	86,000	1,227,411
Haseko Corp.*	119,000	286,667
Makita Corp.	14,400	693,836
Matsushita Electric Industrial Co. Ltd.	335,502	6,407,491
Pioneer Corp. (b)	49,500	551,610
Rinnai Corp. (b)	200	6,227
Sanyo Electric Co. Ltd.* (b)	421,200	697,344
Sekisui Chemical Co. Ltd. (b)	52,000	355,928
Sekisui House Ltd.	107,300	1,372,913
Sharp Corp. (b)	173,900	2,743,434
Sony Corp.	183,100	9,043,832

		24,467,936

Household Products (0.1%) (a)
Kao Corp.	92,200	2,644,595
Uni-Charm Corp. (b)	6,500	387,797

		3,032,392

Independent Power Producers & Energy Traders (0.1%) (a)
Electric Power Development Co.	32,100	1,277,820

Industrial Conglomerate (0.0%) (a) (b)
Hankyu Hanshin Holdings, Inc.	191,000	896,222

Insurance (0.5%) (a)
Millea Holdings, Inc.	139,500	5,490,841
Mitsui Sumitomo Insurance Co. Ltd.	225,600	2,587,712
Sompo Japan Insurance, Inc.	124,800	1,467,982
T&D Holdings, Inc.	39,250	2,362,614

		11,909,149

Internet & Catalog Retail (0.0%) (a) (b)
Rakuten, Inc.	1,792	876,488

Internet Software & Services (0.1%) (a)
Access Co. Ltd.* (b)	110	528,658
eAccess Ltd. (b)	539	341,665
Yahoo! Japan Corp.	2,119	943,397

		1,813,720

IT Services (0.1%) (a)
CSK Corp.	14,100	552,528
Itochu Techno-Science Corp.	1,800	64,262
Nomura Research Institute Ltd.	27,000	954,504
NTT Data Corp. (b)	164	747,962
Obic Co. Ltd. (b)	100	20,090
Otsuka Corp.	900	86,262
TIS, Inc. (b)	11,000	191,716

		2,617,324

Leisure Equipment & Products (0.3%) (a)
Fuji Photo Film Co. Ltd.	94,600	4,525,762
Namco Bandai Holdings, Inc. (b)	36,749	566,657
Nikon Corp. (b)	61,000	1,957,852
Sankyo Co. Ltd. (b)	4,800	204,946
Sega Sammy Holdings, Inc. (b)	48,000	662,833
Shimano, Inc.	3,800	138,723
Yamaha Corp. (b)	31,600	735,078

		8,791,851

2007 Annual Report 55

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Machinery (1.1%) (a)
Amada Co. Ltd.	42,000	$425,032
Daifuku Co. Ltd.	500	5,973
Ebara Corp. (b)	125,900	594,225
Fanuc Ltd.	31,700	3,475,392
Hino Motors Ltd. (b)	72,000	519,149
Hitachi Construction Machinery Co. Ltd. (b)	23,500	963,993
Ishikawajima-Harima Heavy Industries Co. Ltd. (b)	307,000	735,955
Japan Steel Works Ltd. (The)	79,000	1,292,412
JTEKT Corp. (b)	19,700	378,791
Kawasaki Heavy Industries Ltd.	314,200	1,138,511
Komatsu Ltd.	172,000	5,767,335
Komori Corp.	23,000	608,393
Kubota Corp.	237,100	1,990,802
Kurita Water Industries Ltd.	10,200	340,785
Minebea Co. Ltd. (b)	93,000	643,906
Mitsubishi Heavy Industries Ltd.	620,200	3,612,395
Mitsui Engineering & Shipbuilding Co. Ltd. (b)	176,000	1,036,476
NGK Insulators Ltd.	36,000	1,276,404
NSK Ltd. (b)	66,400	588,794
NTN Corp.	59,600	566,673
Okuma Corp.	12,000	169,120
OSG Corp. (b)	1,900	24,039
SMC Corp.	8,100	1,085,156
Sumitomo Heavy Industries Ltd.	84,000	1,109,855
THK Co. Ltd.	28,900	637,375

		28,986,941

Marine (0.3%) (a)
Kawasaki Kisen Kaisha Ltd. (b)	116,000	1,610,319
Mitsui OSK Lines Ltd.	211,000	3,487,762
Nippon Yusen KK (b)	218,400	2,255,095

		7,353,176

Media (0.1%) (a)
Asatsu-DK, Inc. (b)	200	6,684
Dentsu, Inc.	244	640,013
Fuji Television Network, Inc.	151	304,984
Hakuhodo DY Holdings, Inc.	1,600	115,914
Jupiter Telecommunications Co. Ltd.*	66	53,211
Toho Co. Ltd.	11,600	232,113
Tokyo Broadcasting System, Inc.	4,800	128,137

		1,481,056

Metals & Mining (0.9%) (a)
Daido Steel Co. Ltd. (b)	77,000	525,558
Dowa Holdings Co. Ltd.	72,800	852,999
JFE Holdings, Inc.	98,900	5,790,204
Kobe Steel Ltd.	543,000	1,955,343
Mitsubishi Materials Corp.	233,000	1,364,300
Mitsui Mercury & Smelting Co. Ltd.	116,100	488,890
Nippon Light Metal Co. Ltd.	2,200	4,540
Nippon Steel Corp. (b)	1,012,000	6,727,153
Nisshin Steel Co. Ltd. (b)	127,900	492,406
Sumitomo Metal & Mining Co. Ltd.	108,000	2,410,319
Sumitomo Metal Industries Ltd.	758,000	3,752,293
Sumitomo Titanium Corp. (b)	4,900	431,488
Toho Titanium Co. Ltd. (b)	1,646	60,160
Tokyo Steel Manufacturing Co. Ltd.	7,000	97,078

		24,952,731

Multiline Retail (0.1%)
Isetan Co. Ltd. (a) (b)	53,900	728,371
J Front Retailing Co. Ltd.*	25,200	226,112
Marui Co. Ltd. (a) (b)	78,700	816,496
Mitsukoshi Ltd. (a) (b)	124,300	576,124
Ryohin Keikaku Co. Ltd. (a) (b)	8,000	503,595
Takashimaya Co. Ltd. (a) (b)	64,000	777,245

		3,627,943

Office Electronics (0.5%) (a)
Canon, Inc.	184,800	9,351,985
Konica Minolta Holdings, Inc.	105,900	1,854,082
Ricoh Co. Ltd.	107,200	2,119,143
Seiko Epson Corp. (b)	16,400	387,584

		13,712,794

Oil, Gas & Consumable Fuels (0.3%) (a)
Idemitsu Kosan Co. Ltd.	1,700	198,006
Inpex Holdings, Inc.	144	1,552,566
Japan Petroleum Exploration Co. Ltd.	5,100	388,624
Nippon Metals & Mining Holdings, Inc.	158,900	1,503,129
Nippon Oil Corp.	256,400	2,271,150
Showa Shell Sekiyu KK	49,100	578,159
TonenGeneral Sekiyu KK (b)	25,000	251,878

		6,743,512

56 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Paper & Forest Products (0.0%) (a)
Nippon Paper Group, Inc.	180	$539,033
OJI Paper Co. Ltd. (b)	131,000	598,484

		1,137,517

Personal Products (0.1%) (a)
Aderans Co. Ltd. (b)	12,500	201,272
Shiseido Co. Ltd.	67,700	1,630,051

		1,831,323

Pharmaceuticals (0.9%) (a)
Astellas Pharma, Inc.	98,800	4,386,442
Chugai Pharmaceutical Ltd.	65,300	1,131,286
Daiichi Sankyo Co. Ltd.	136,100	3,870,918
Eisai Co. Ltd.	52,200	2,192,075
Kyowa Hakko Kogyo Co. Ltd. (b)	27,000	294,799
Santen Pharmaceutical Co. Ltd.	6,300	148,113
Shionogi & Co. Ltd.	50,400	859,037
Taisho Pharmaceutical Co. Ltd.	19,900	382,601
Takeda Pharmaceutical Co. Ltd.	156,400	9,770,715
Tanabe Seiyaku Co. Ltd.	19,000	218,950

		23,254,936

Real Estate Investment Trusts (REITs) (0.2%) (a)
Japan Prime Realty Investment Corp.	114	458,749
Japan Real Estate Investment Corp.	92	1,144,357
Japan Retail Fund Investment Corp.	92	683,283
Nippon Building Fund, Inc.	105	1,523,326
Nomura Real Estate Office Fund, Inc.	55	558,731

		4,368,446

Real Estate Management & Development (0.6%) (a)
Aeon Mall Co. Ltd.	3,600	93,636
K.K. DaVinci Advisors* (b)	379	395,457
Leopalace21 Corp.	24,975	797,378
Mitsubishi Estate Co. Ltd.	199,600	5,984,443
Mitsui Fudosan Co. Ltd.	147,700	4,086,501
Nomura Real Estate Holdings, Inc. (b)	1,400	40,540
NTT Urban Development Corp. (b)	90	203,053
Sumitomo Realty & Development Co. Ltd.	73,000	2,576,881
Tokyo Tatemono Co. Ltd.	56,000	720,543
Tokyu Land Corp.	81,000	839,282

		15,737,714

Road & Rail (0.6%) (a)
Central Japan Railway Co.	310	3,207,445
East Japan Railway Co.	651	5,363,226
Keihin Electric Express Railway Co. Ltd. (b)	39,000	239,266
Keio Corp. (b)	82,400	501,228
Keisei Electric Railway Co. Ltd.	72,000	396,785
Kintetsu Corp. (b)	193,500	588,324
Nippon Express Co. Ltd.	143,500	721,787
Odakyu Electric Railway Co. Ltd. (b)	94,100	658,121
Seino Transportation Co. Ltd.	38,000	326,335
Tobu Railway Co. Ltd. (b)	85,000	401,223
Tokyu Corp. (b)	164,900	1,071,866
West Japan Railway Co.	312	1,561,572

		15,037,178

Semiconductors & Semiconductor Equipment (0.3%) (a)
Advantest Corp. (b)	33,100	960,424
Elpida Memory, Inc.*	22,000	758,988
NEC Electrical Components & Equipment Corp.* (b)	5,200	142,485
Rohm Co. Ltd.	16,200	1,419,474
Sanken Electric Co. Ltd. (b)	43,000	246,261
Shinko Electric Industries (b)	22,200	513,185
Sumco Corp.	22,600	824,944
Tokyo Electron Ltd.	34,100	2,002,823
Tokyo Seimitsu Co. Ltd. (b)	13,400	316,110

		7,184,694

Software (0.5%) (a)
FUJI SOFT, Inc. (b)	14,100	279,341
Konami Corp.	13,100	386,784
Nintendo Co. Ltd.	17,900	11,369,387
Oracle Corp. (b)	1,200	55,113
Trend Micro, Inc.	18,000	803,822

		12,894,447

Specialty Retail (0.1%)
Aoyama Trading Co. Ltd. (a)	2,100	54,903
Autobacs Seven Co. Ltd. (a)	8,900	206,857
EDION Corp. (a)	1,500	17,232
Fast Retailing Co. Ltd. (a) (b)	6,700	385,724

2007 Annual Report 57

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

JAPAN (continued)
Specialty Retail (continued)
Hikari Tsushin, Inc. (a)	3,200	$97,729
Matsumotokiyoshi Holding Co., Ltd.*	6,200	109,918
Nitori Co. Ltd. (a)	1,850	84,553
Shimachu Co. Ltd. (a)	4,400	126,690
Shimamura Co. Ltd. (a) (b)	2,200	214,237
USS Co. Ltd. (a) (b)	6,520	427,120
Yamada Denki Co. Ltd. (a) (b)	17,900	1,845,772

		3,570,735

Textiles, Apparel & Luxury Goods (0.1%) (a)
Asics Corp. (b)	11,000	175,431
Gunze Ltd. (b)	63,000	304,817
Nisshinbo Industries, Inc.	23,100	315,303
Onward Kashiyama Co. Ltd.	30,400	313,455
Toyobo Co. Ltd. (b)	217,000	511,074
Wacoal Corp. (b)	4,000	48,767

		1,668,847

Tobacco (0.2%) (a)
Japan Tobacco, Inc.	867	5,054,094

Trading Companies & Distributors (1.0%) (a)
Hitachi High-Technologies Corp.	3,500	78,876
Itochu Corp.	261,000	3,298,563
Marubenii Corp.	321,000	2,756,610
Mitsubishi Corp.	253,000	7,878,277
Mitsui & Co. Ltd.	273,000	7,082,012
Sojitz Corp.	219,467	1,007,561
Sumitomo Corp.	193,000	3,363,252
Toyota Tsusho Corp. (b)	27,200	762,301

		26,227,452

Transportation Infrastructure (0.0%) (a)
Kamigumi Co. Ltd.	14,000	114,008
Mitsubishi Logistics Corp.	29,400	425,052

		539,060

Wireless Telecommunication Services (0.4%) (a)
KDDI Corp.	456	3,444,469
NTT DoCoMo, Inc.	3,026	4,403,078
Softbank Corp. (b)	138,300	3,230,394

		11,077,941

		519,990,048

JERSEY (0.1%) (a)
Commercial Services & Supplies (0.1%)
Experian Group Ltd.	202,699	2,131,184

LUXEMBOURG (0.0%) (a)
Energy Equipment & Services (0.0%) (b)
Acergy SA	29,993	869,665

NETHERLANDS (3.5%) (a)
Aerospace & Defense (0.1%) (b)
European Aeronautic Defense and Space Co. NV	56,003	1,908,838

Air Freight & Logistics (0.1%)
TNT NV	85,525	3,509,220

Beverages (0.1%)
Heineken NV	42,114	2,955,971

Chemicals (0.2%)
Akzo Nobel NV	51,939	4,185,786
Koninklijke DSM NV	32,672	1,855,616

		6,041,402

Commercial Services & Supplies (0.1%)
Buhrmann NV (b)	15,171	169,816
Randstad Holdings NV	6,430	358,221
Vedior NV	35,484	808,596

		1,336,633

Diversified Financial Services (0.5%)
ING Groep NV	321,473	14,528,681

Diversified Telecommunication Services (0.3%)
Koninklijke KPN NV	356,289	6,726,463

Energy Equipment & Services (0.1%)
FuGro NV	5,935	521,643
SBM Offshore NV (b)	30,655	1,182,851

		1,704,494

Food & Staples Retailing (0.1%)
Koninklijke Ahold NV*	217,515	3,276,979

Food Products (0.4%)
Royal NumiCo NV	29,549	2,337,326
Unilever NV (b)	290,159	9,443,069

		11,780,395

Household Durables (0.3%)
Koninklijke Philips Electronics NV	194,393	8,041,707

58 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

NETHERLANDS (continued)

Insurance (0.2%)
Aegon NV	255,360	$5,293,099

Life Sciences Tools & Services (0.0%) (b)
Qiagen NV*	14,717	344,933

Media (0.2%)
Reed Elsevier NV	132,960	2,583,889
Wolters Kluwer NV	49,966	1,569,179

		4,153,068

Metals & Mining (0.6%) (b)
ArcelorMittal	149,372	12,051,876
ArcelorMittal	16,800	1,345,492

		13,397,368

Office Electronics (0.0%) (b)
OCE NV	659	13,275

Real Estate Investment Trusts (REITs) (0.0%)
Corio NV	6,452	566,496
Wereldhave NV	5,509	657,998

		1,224,494

Semiconductors & Semiconductor Equipment (0.2%)
ASML Holding NV*	82,245	2,863,402
STMicroElectrical Components & Equipment NV	137,618	2,357,543

		5,220,945

Trading Companies & Distributors (0.0%) (b)
Hagemeyer NV	127,663	870,358

		92,328,323

NEW ZEALAND (0.1%) (a)
Construction Materials (0.0%)
Fletcher Building Ltd.	70,946	651,499

Diversified Telecommunication Services (0.1%) (b)
TeleCom Corp. of New Zealand Ltd.	404,688	1,358,707

Electric Utility (0.0%)
Contact Energy Ltd.	8,610	60,328

Health Care Equipment & Supplies (0.0%)
Fisher & Paykel Health Care Corp.	122,813	308,464

Hotels, Restaurants & Leisure (0.0%) (b)
Sky City Entertainment Group Ltd.	106,546	442,606

Household Durables (0.0%)
Fisher & Paykel Appliances Holdings Ltd.	46,356	125,869

Media (0.0%)
Sky Network Television Ltd.	11,869	52,876

Real Estate Investment Trust (REIT) (0.0%)
Kiwi Income Property Trust	58,682	66,126

Transportation Infrastructure (0.0%)
Auckland International Airport Ltd.	58,314	129,712

		3,196,187

NORWAY (1.1%)
Chemicals (0.1%) (a)
Yara International ASA	38,114	1,486,176

Commercial Bank (0.1%) (a)
DNB NOR ASA	135,589	2,247,970

Commercial Services & Supplies (0.0%) (a) (b)
Tomra Systems ASA	50,188	365,639

Communications Equipment (0.0%) (a)
Tandberg ASA	29,687	760,021

Diversified Telecommunication Services (0.1%)
Telenor ASA (a)	144,254	3,397,985
Telenor ASA - ADR	300	21,120

		3,419,105

Electrical Equipment (0.1%) (a) (b)
Renewable Energy Corp. AS*	31,882	1,638,261

Energy Equipment & Services (0.2%) (a)
Aker Kvaerner ASA	31,880	1,118,547
Ocean RIG ASA*	4,695	37,592
Petoleum Geo-Services ASA	37,113	1,102,315
Prosafe ASA	44,571	794,593
SeaDrill Ltd.*	55,432	1,327,682
TGS Nopec Geophysical Co ASA*	9,603	161,889

		4,542,618

2007 Annual Report 59

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

NORWAY (continued)
Food Products (0.0%) (a) (b)
Pan Fish ASA*	593,008	$605,646

Industrial Conglomerate (0.1%) (a)
Orkla ASA	168,538	3,152,388

Insurance (0.0%) (a) (b)
Storebrand ASA	53,922	773,304

Marine (0.0%) (a)
Stolt-Nielsen SA	1,002	29,416

Media (0.0%) (a) (b)
Nok Schibsted ASA	2,475	141,062

Oil, Gas & Consumable Fuels (0.4%) (a)
DET Norske Oljeselskap*	239,928	450,312
Norsk Hydro ASA	131,457	1,933,427
Statoil ASA	234,256	7,983,711

		10,367,450

Paper & Forest Products (0.0%) (a) (b)
Norske Skogindustrier ASA	28,008	309,986

		29,839,042

PORTUGAL (0.4%) (a)
Commercial Banks (0.1%)
Banco BPI SA (b)	43,246	381,876
Banco Comercial Portugues SA (b)	458,772	2,239,665
Banco Espirito Santo SA	27,755	675,202

		3,296,743

Construction Materials (0.0%) (b)
Cimpor Cimentos de Portugal SA	28,237	257,198

Diversified Telecommunication Services (0.1%) (b)
Portugal TeleCom SGPS SA	138,594	1,860,189

Electric Utility (0.1%)
EDP - Energias de Portugal SA	404,100	2,603,403

Food & Staples Retailing (0.0%)
Jeronimo Martins & Filho	830	6,180

Industrial Conglomerate (0.1%) (b)
Sonae SGPS SA	247,593	727,388

Media (0.0%) (b)
PT Multimedia Servicos SA	29,950	407,843

Paper & Forest Products (0.0%)
Sonae Industria SGPS SA*	12,824	156,186

Transportation Infrastructure (0.0%) (b)
Brisa-Auto Estradas de Portugal SA	32,265	458,780

		9,773,910

SINGAPORE (1.2%) (a)
Aerospace & Defense (0.0%) (b)
Singapore Technologies Engineering Ltd.	122,000	322,818

Air Freight & Logistics (0.0%)
Singapore Post Ltd.	332,221	281,796

Airline (0.0%)
Singapore Airlines Ltd.	72,613	991,424

Commercial Banks (0.4%)
DBS Group Holdings Ltd.	224,700	3,517,685
Oversea-Chinese Banking Corp.	492,600	3,163,225
United Overseas Bank Ltd.	226,500	3,398,490

		10,079,400

Distributor (0.0%)
Jardine Cycle & Carriage Ltd.	12,604	184,819

Diversified Financial Services (0.1%)
Singapore Exchange Ltd.	205,900	2,256,638

Diversified Telecommunication Services (0.2%)
Singapore Telecommunications Ltd.	1,328,003	3,777,205

Electronic Equipment & Instruments (0.0%)
Venture Corp. Ltd.	38,200	370,673

Food & Staples Retailing (0.0%)
Olam International Ltd.	24,000	58,620

Health Care Providers & Services (0.0%) (b)
Parkway Holdings Ltd.	213,850	620,366

Industrial Conglomerates (0.1%)
Fraser & Neave Ltd.	72,369	303,142
Haw Par Corp. Ltd.	36,226	199,257

60 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SINGAPORE (continued)
Industrial Conglomerates (continued)
Keppel Corp. Ltd.	240,000	$2,467,503
Sembcorp Industries Ltd.	138,243	571,133

		3,541,035

Machinery (0.0%)
Sembcorp Marine Ltd.	151,200	459,924

Marine (0.1%)
CosCo Corp. Singapore Ltd.	292,066	1,586,479
Neptune Orient Lines Ltd. (b)	12,800	45,863

		1,632,342

Media (0.1%)
Singapore Press Holdings Ltd.	357,500	1,138,152

Oil, Gas & Consumable Fuels (0.0%)
Singapore Petroleum Co. Ltd.	400	2,285

Real Estate Investment Trusts (REITs) (0.0%)
Ascendas Real Estate Investment Trust 15,600		28,140
Capitacommerical Trust	34,000	63,679
CapitaMall Trust	77,000	196,578

		288,397

Real Estate Management & Development (0.2%)
Allgreen Properties Ltd. (b)	163,000	179,805
Capitaland Ltd. (b)	292,897	1,649,480
City Developments Ltd. (b)	117,000	1,292,105
Keppel Land Ltd. (b)	102,300	591,890
UOL Group Ltd.	166,120	609,684
Wing Tai Holdings Ltd.	181,500	438,885

		4,761,849

Road & Rail (0.0%)
ComfortDelGro Corp. Ltd.	280,620	376,962

Semiconductors & Semiconductor Equipment (0.0%) (b)
Chartered SemiConductor Manufacturing Ltd.*	269,000	214,055

		31,358,760

SPAIN (4.1%)
Airline (0.0%) (a)
Iberia Lineas Aereas de Espana SA	92,810	473,442

Biotechnology (0.0%) (a) (b)
Zeltia SA	54,584	643,549

Commercial Banks (1.6%) (a)
Banco Bilbao Vizcaya Argentaria SA (b)	661,584	16,740,941
Banco Popular Espanol SA (b)	165,199	2,898,981
Banco Santander Central Hispano SA	1,062,813	23,241,029

		42,880,951

Construction & Engineering (0.3%) (a)
Acciona SA	4,025	1,245,573
ACS, Actividades de Construccion y Servicios SA (b)	43,038	2,671,699
Fomento de Construcciones y Contratas SA (b)	10,512	918,396
Grupo Ferrovial SA (b)	13,045	1,139,823
Sacyr Vallehermoso SA (b)	13,037	615,199

		6,590,690

Diversified Telecommunication Services (1.0%) (a)
Telefonica SA	767,167	25,399,195

Electric Utilities (0.5%)
Iberdrola SA	164,536	2,644,316
Iberdrola SA (a)	433,228	6,987,987

Union Fenosa SA (a)	21,820	1,453,159

		11,085,462

Electrical Equipment (0.1%) (a)
Gamesa Corp. Tecnologica SA	36,993	1,882,548

Food Products (0.0%) (a)
Ebro Puleva SA	12,781	264,350

Gas Utility (0.1%) (a)
Gas Natural SDG SA	28,711	1,769,893

Insurance (0.0%) (a) (b)
Corporacion Mapfre SA	89,841	423,710

IT Services (0.0%) (a)
Indra Sistemas SA	26,253	763,674

Machinery (0.0%) (a) (b)
Zardoya Otis SA	13,654	462,338

Media (0.0%) (a)
Antena 3 Television SA (b)	24,737	440,354
Gestevision Telecinco SA (b)	7,513	217,116

2007 Annual Report 61

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SPAIN (continued)
Media (continued)
Promotora de Informaciones SA (b)	7,564	$148,681
Sogecable SA*	4,942	199,913

		1,006,064

Metals & Mining (0.0%) (a) (b)
Acerinox SA	39,643	1,171,782

Oil, Gas & Consumable Fuels (0.2%) (a)
Repsol YPF SA	144,823	5,720,965

Specialty Retail (0.1%) (a)
Inditex SA	34,811	2,602,495

Tobacco (0.1%) (a)
Altadis SA	50,731	3,617,477

Transportation Infrastructure (0.1%) (a) (b)
Abertis Infraestructuras SA	37,857	1,265,744
Cintra Concesiones de Infraestructuras de Transporte SA	44,272	776,497

		2,042,241

Water Utility (0.0%) (a)
Sociedad General de Aguas de Barcelona SA	3,058	122,309

		108,923,135

SWEDEN (2.5%) (a)
Airline (0.0%) (b)
Sek Sas AB*	16,950	297,574

Building Products (0.1%)
AB SKF, B Shares	87,588	1,709,380
Assa Abloy AB (b)	56,448	1,186,477

		2,895,857

Capital Markets (0.0%) (b)
D. Carnegie & Co. AB	7,153	158,858

Commercial Banks (0.5%)
Nordea Bank AB	352,049	6,307,934
Skandinaviska Enskilda Banken AB	91,979	2,833,134
Svenska Handelsbanked AB, A Shares	101,382	3,372,397

		12,513,465

Commercial Services & Supplies (0.1%)
Securitas AB	75,685	957,812
Securitas Systems AB	55,285	222,346

		1,180,158

Communications Equipment (0.3%)
Telefonakitiebolaget LM Ericsson, B Shares	2,605,624	7,798,804

Construction & Engineering (0.1%)
Skanska AB	58,856	1,170,690

Diversified Consumer Services (0.0%) (b)
Securitas Direct AB*	55,285	165,579

Diversified Financial Services (0.0%)
OMX AB	23,044	971,167

Diversified Telecommunication Services (0.2%)
Tele2 AB	54,999	1,299,493
TeliaSonera AB	1,312	12,890
TeliaSonera AB	429,187	4,235,763

		5,548,146

Food & Staples Retailing (0.0%)
Axfood AB	66	2,334

Health Care Equipment & Supplies (0.0%)
Elekta AB (b)	5,188	100,419
Getinge AB	28,352	751,540

		851,959

Household Durables (0.0%)
Husqvarna AB	46,443	561,404

Household Products (0.0%)
Electroloux AB, B Shares	52,868	1,027,389

Machinery (0.6%)
Alfa Laval AB	13,066	1,041,380
Atlas Copco AB, A Shares (b)	138,372	2,326,673
Atlas Copco AB, B Shares (b)	54,670	857,097
Sandvik AB	184,648	3,509,909
Scania AB, B Shares	70,671	1,940,973
Trelleborg AB, Class B	8,108	207,425
Volvo AB	72,564	1,415,293
Volvo AB, Class B	192,615	3,789,170

		15,087,920

62 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SWEDEN (continued)
Media (0.1%)
Eniro AB	43,866	$563,335
Modern Times Group AB (b)	8,062	570,342

		1,133,677

Metals & Mining (0.1%)
Boliden AB	61,715	1,094,291
Hoganas AB	168	4,050
Ssab Svenskt Stal AB (b)	35,793	1,167,269
Ssab Svenskt Stal AB, Series B	4,766	141,039

		2,406,649

Oil, Gas & Consumable Fuels (0.0%) (b)
Lundin Petroleum AB*	26,291	317,180

Paper & Forest Products (0.1%)
Billerud (b)	13,413	162,018
Holmen AB (b)	3,119	123,091
Svenska Cellulosa AB, B Shares	112,629	1,990,753

		2,275,862

Personal Products (0.0%)
Oriflame Cosmetics SA	11,218	679,821

Real Estate Management & Development (0.0%)
Castellum AB	16,255	206,906
Fabege AB (b)	20,290	242,439
Kungsleden AB (b)	14,881	213,158
Wihlborgs Fastigheter AB	4,305	83,284

		745,787

Specialty Retail (0.2%)
Hennes & Mauritz AB	89,140	5,958,393
Nobia AB	9,258	81,571

		6,039,964

Tobacco (0.1%)
Swedish Match AB	66,628	1,493,601

		65,323,845

SWITZERLAND (6.6%) (a)
Auto Components (0.0%)
Rieter Holding AG	795	462,508

Building Products (0.1%)
Geberit AG	8,007	1,083,346

Capital Markets (1.3%)
Credit Suisse Group	202,371	13,679,175
UBS AG	367,512	19,708,288

		33,387,463

Chemicals (0.3%)
Ciba Specialty Chemicals AG	15,396	767,104
Clariant AG	36,569	468,444
Givaudan	1,395	1,372,581
Lonza Group AG	8,982	1,048,092
Syngenta AG	20,592	4,982,365

		8,638,586

Commercial Services & Supplies (0.1%)
Adecco SA	27,309	1,646,928
SGS SA	618	812,019

		2,458,947

Computers & Peripherals (0.0%)
Logitech International SA*	23,685	824,956

Construction Materials (0.2%)
Holcim Ltd.	38,938	4,452,545

Diversified Telecommunication Services (0.1%)
SwissCom AG	5,081	1,881,119

Electrical Equipment (0.4%)
ABB Ltd.	373,872	11,305,222

Electronic Equipment & Instruments (0.0%) (b)
Kudelski SA	11,569	326,737

Food Products (1.3%)
Nestle SA	74,710	34,516,137

Health Care Equipment & Supplies (0.1%)
Nobel Biocare Holding AG	4,839	1,413,035
Phonak Holding AG	10,265	1,155,830
Straumann Holding AG	524	146,511

		2,715,376

Hotels, Restaurants & Leisure (0.0%)
Kuoni Reisen Holding	183	91,642

2007 Annual Report 63

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

SWITZERLAND (continued)
Insurance (0.6%)
Swiss Life Holding	6,277	$1,738,035
Swiss Reinsurance	63,945	6,013,547
Zurich Financial Services AG	27,100	8,184,477
		15,936,059

Machinery (0.1%)
Schindler Holding AG	4,913	344,561
Sulzer AG	838	1,347,202
		1,691,763

Marine (0.0%)
Kuehne & Nagel International AG	7,590	815,879

Pharmaceuticals (1.7%)
Novartis AG	433,208	23,050,180
Roche Holding AG	129,633	22,147,462
		45,197,642

Real Estate Management & Development (0.0%)
PSP Swiss Property AG*	3,708	201,054

Semiconductors & Semiconductor Equipment (0.0%) (b)
Unaxis Holding AG*	1,544	736,332

Textiles, Apparel & Luxury Goods (0.3%)
Compagnie Finaciere Richemont AG	96,223	6,882,971
Swatch Group AG	4,355	274,134
Swatch Group AG, B Shares	5,213	1,669,323
		8,826,428
		175,549,741

UNITED KINGDOM (22.6%)
Aerospace & Defense (0.4%) (a)
BAE Systems PLC	562,873	5,847,140
Cobham PLC	198,852	873,165
Meggitt PLC	165,325	1,177,067
Rolls-Royce Group PLC	333,019	3,735,719
		11,633,091

Airline (0.0%) (a)
British Airways PLC*	110,319	1,025,764

Auto Components (0.0%) (a)
GKN PLC	137,333	1,051,086

Beverages (0.7%) (a)
Diageo PLC	473,415	10,860,727
SABMiller PLC	146,401	4,409,324
Scottish & Newcastle PLC	165,185	2,694,758
		17,964,809

Capital Markets (0.4%) (a)
3i Group PLC	80,732	1,826,426
Amvescap PLC	160,459	2,455,881
Close Brothers Group PLC	9,786	156,841
ICAP PLC	110,772	1,352,427
Investec PLC	43,295	525,668
Man Group PLC	341,131	4,191,766
Schroders PLC	10,159	326,463
Tullett Prebon PLC	20,976	193,637
		11,029,109

Chemicals (0.2%) (a)
Imperial Chemical Industries PLC	186,973	2,563,923
Johnson Matthey PLC	47,198	1,756,742
		4,320,665

Commercial Banks (3.7%) (a)
Barclays PLC	1,182,413	14,963,594
HBOS PLC	653,206	11,905,465
HSBC Holdings PLC	2,039,674	40,435,780
Lloyds TSB Group PLC	1,016,835	11,549,582
Royal Bank of Scotland Group PLC	1,746,796	18,863,469
		97,717,890

Commercial Services & Supplies (0.3%) (a)
Aggreko PLC	19,836	259,516
Biffa PLC	106,061	575,452
Brambles Industries Ltd.	135,281	1,745,724
Capita Group PLC	118,506	1,850,405
Davis Service Group PLC	7,485	85,032
De La Rue PLC	12,259	209,552
G4S PLC	116,110	513,171
G4S PLC	85,993	380,899
Hays PLC	296,932	850,409
Intertek Group PLC	13,062	280,123
Michael Page International PLC	33,925	310,052
Rentokil Initial PLC	387,098	1,389,140
Serco Group PLC	56,081	527,419
		8,976,894

64 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Construction & Engineering (0.1%) (a)
Amec PLC	86,705	$1,510,690
Balfour Beatty PLC	46,288	479,398
		1,990,088

Consumer Finance (0.0%) (a)
Cattles PLC	29,688	211,577

Containers & Packaging (0.1%) (a)
Rexam PLC	114,369	1,292,359

Distributors (0.2%) (a)
Inchcape PLC	54,460	535,007
Reckitt Benckiser Group PLC	101,903	5,918,976
		6,453,983

Diversified Financial Services (0.1%) (a)
London Stock Exchange Group PLC	39,113	1,370,572

Diversified Telecommunication Services (0.5%) (a)
BT Group PLC	1,513,081	10,283,713
Cable & Wireless PLC	436,352	1,772,955
		12,056,668

Electric Power (0.1%) (a)
British Energy PLC	208,208	2,312,427

Electric Utility (0.2%) (a)
Scottish & Southern Energy PLC	151,255	4,904,361

Electronic Equipment & Instruments (0.0%) (a)
ElectroComponents PLC	29,816	155,619
Premier Farnell PLC	2,460	8,301
		163,920

Food & Staples Retailing (0.7%) (a)
J Sainsbury PLC	301,415	3,435,582
Tesco PLC	1,373,800	13,973,721
		17,409,303

Food Products (0.5%) (a)
Cadbury Schweppes PLC	394,462	5,246,702
Tate & Lyle PLC	110,580	1,003,366
Unilever PLC	222,566	7,546,311
		13,796,379

Health Care Equipment & Supplies (0.1%) (a)
Smith & Nephew PLC	190,216	2,575,748
SSL International PLC	6,642	71,333
		2,647,081

Hotels, Restaurants & Leisure (0.4%)
Carnival PLC (a)	32,896	1,539,658
Compass Group PLC (a)	328,602	2,370,255
Intercontinental Hotels Group PLC (a)	63,206	1,475,710
Ladbrokes PLC (a)	151,642	1,302,830
Mitchells & Butlers PLC (a)	89,440	1,242,130
PartyCasinos & Gambling PLC* (a)	55,820	36,343
Punch Taverns PLC (a)	44,224	927,177
Rank Group PLC (a)	111,835	239,100
Tui Travel PLC*	73,765	413,316
William Hill PLC (a)	75,616	976,613
		10,523,132

Household Durables (0.1%) (a)
Barratt Developments PLC	67,104	913,614
Bellway PLC	10,617	238,351
Berkeley Group Holdings PLC*	8,142	289,288
Bovis Homes Group PLC	8,588	118,937
Persimmon PLC	50,121	1,096,656
Taylor Woodrow PLC	238,364	1,232,973
		3,889,819

Independent Power Producers & Energy Traders (0.1%) (a)
International Power PLC	262,309	2,674,178

Industrial Conglomerates (0.1%) (a)
Cookson Group PLC	18,501	321,736
Smiths Group PLC	74,951	1,762,772
Tomkins PLC	191,923	889,297
		2,973,805

Insurance (1.1%) (a)
Aviva PLC	435,316	6,857,900
Friends Provident PLC	375,797	1,442,468
Legal & General Group PLC	1,208,642	3,528,120
Old Mutual PLC	924,720	3,549,115
Prudential PLC	449,063	7,335,352
Resolution PLC	142,321	2,163,609

2007 Annual Report 65

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Insurance (continued)
Royal & Sun Alliance Insurance Group PLC	461,567	$1,520,716
Standard Life PLC	384,744	2,282,624
		28,679,904

Internet & Catalog Retail (0.1%) (a)
Home Retail Group	185,167	1,683,266

IT Services (0.0%) (a)
LogicaCMG PLC	5,761	19,376
LogicaCMG PLC	344,542	1,169,540
		1,188,916

Machinery (0.1%) (a)
Charter PLC*	15,676	354,668
FKI PLC	92,064	178,176
IMI PLC	43,571	510,910
Invensys PLC*	126,108	860,846
		1,904,600

Media (0.8%) (a)
Aegis Group PLC	136,039	358,147
British Sky Broadcasting PLC	203,067	2,875,605
Daily Mail & General Trust	34,990	447,067
Emap PLC	56,545	1,034,062
ITV PLC	560,647	1,158,838
Pearson PLC	158,650	2,645,498
Reed Elsevier PLC	246,162	3,228,814
Reuters Group PLC	212,978	2,936,100
Trinity Mirror PLC	26,300	220,622
United Business Media PLC	52,955	805,377
WPP Group PLC	229,927	3,145,336
Yell Group PLC	170,631	1,617,828
		20,473,294

Metals & Mining (2.1%) (a)
Anglo American PLC	235,479	16,377,756
BHP Billiton PLC	433,322	16,640,047
Rio Tinto PLC	177,802	16,671,675
Xstrata PLC	103,464	7,459,583
		57,149,061

Multi-Utilities (0.6%) (a)
Centrica PLC	625,981	4,810,818
National Grid PLC	461,096	7,626,182
United Utilities PLC	170,592	2,593,353
		15,030,353

Multiline Retail (0.4%) (a)
Enterprise Inns PLC	114,755	1,507,220
Marks & Spencer Group PLC	277,874	3,777,274
Next PLC	47,830	2,203,578
Signet Group PLC	276,237	520,931
Whitbread PLC	40,627	1,500,520
		9,509,523

Oil, Gas & Consumable Fuels (4.0%) (a)
BG Group PLC	624,687	11,581,024
BP PLC	3,411,884	44,384,087
Royal Dutch Shell PLC, B Shares	482,319	21,041,289
Royal Dutch Shell PLC, A Shares	518,626	22,752,550
Royal Dutch Shell PLC, A Shares	127,295	5,582,607
		105,341,557

Paper & Forest Products (0.0%)
Mondi PLC	64,692	599,535

Pharmaceuticals (1.5%) (a)
AstraZeneca PLC	274,804	13,531,359
GlaxoSmithKline PLC	1,009,262	25,921,224
		39,452,583

Real Estate Investment Trusts (REITs) (0.3%) (a)
British Land Co. PLC	104,092	2,354,662
Brixton PLC	19,863	153,634
Great Portland Estates PLC	10,457	124,684
Hammerson PLC	60,964	1,413,263
Land Securities Group PLC	92,463	3,169,865
Liberty International PLC	36,931	920,927
Segro PLC	76,590	745,513
		8,882,548

Road & Rail (0.1%) (a)
Arriva PLC	21,199	370,945
FirstGroup PLC	100,514	1,668,733
National Express Group PLC	26,931	740,623
Stagecoach Group PLC	52,509	296,538
		3,076,839

66 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)
Semiconductors & Semiconductor Equipment (0.0%) (a)
ARM Holdings PLC	218,921	$675,447
CSR PLC*	41,864	564,563
		1,240,010

Software (0.1%) (a)
Misys PLC	108,928	551,169
Sage Group PLC	295,257	1,489,782
		2,040,951

Specialty Retail (0.2%) (a)
Carphone Warehouse Group PLC (b)	53,270	390,397
DSG International PLC	410,450	1,108,472
Kesa Electricals PLC	89,582	594,707
Kingfisher PLC	482,596	1,986,014
MFI Furniture Group PLC*	151,283	362,817
		4,442,407

Textiles, Apparel & Luxury Goods (0.0%) (a)
Burberry Group PLC	95,605	1,226,567

Tobacco (0.6%) (a)
British American Tobacco PLC	265,241	10,104,008
Imperial Tobacco Group PLC	127,234	6,457,654
		16,561,662

Trading Companies & Distributors (0.1%) (a)
Bunzl PLC	63,258	953,854
Travis Perkins PLC	13,650	414,262
Wolseley PLC	129,249	2,247,710
		3,615,826

Transportation (0.0%)
Thomas Cook Group PLC*	58,304	363,657

Transportation Infrastructure (0.0%) (a)
BBA Aviation PLC	28,760	144,840

Water Utilities (0.1%) (a)
Kelda Group PLC	43,786	866,047
Severn Trent Water PLC	47,663	1,440,034
		2,306,081

Wireless Telecommunication Services (1.4%) (a)
Vodafone Group PLC	9,283,283	36,577,405
		599,880,345

UNITED STATES (0.0%) (a)
Health Care Equipment & Supplies (0.0%)
Synthes, Inc.	8,428	1,052,633
Total Common Stocks (Cost 1,672,585,104)		2,617,475,312

Exchange Traded Funds (0.0%)
UNITED STATES (0.0%)
iShares MSCI EAFE Index Fund	11,200	964,320
Total Exchange Traded Funds — (Cost $702,632)		964,320

Rights (0.0%)
UNITED KINGDOM (0.0%)
Internet & Catalog Retail (0.0%)
Eniro AB Redemption Rights	43,866	12,642
Total Rights (Cost $0)		12,642

Warrants* (0.0%)(a) (c)
JAPAN (0.0%)
Dowa Holdings Co. Ltd., 0.00%, Expiring 01/29/10	67,800	0
Total Warrants (Cost $0)		0

Repurchase Agreements (0.2%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $2,588,063, collateralized by U.S. Government Agency Mortgages with a market value of $2,639,471	$2,587,717	2,587,717

2007 Annual Report 67

Statement of Investments (Continued)
October 31, 2007

Nationwide International Index Fund (Continued)

Repurchase Agreements (continued)

	Principal
	Amount	Value

Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $3,227,069, collateralized by U.S. Government Agency Mortgages with a market value of $3,291,171	$3,226,638	$3,226,638
Total Repurchase Agreements
(Cost $5,814,355)		5,814,355

Securities Purchased with Collateral for Securities on Loan (12.8%)
Repurchase Agreements (12.8%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $340,674,991, collateralized by U.S. Government Agency Mortgages with a market value of $347,441,007	340,628,438	340,628,438

Total Securities Purchased with Collateral for Securities on Loan (Cost $340,628,438)		340,628,438
		2,964,895,067
Total Investments (Cost $2,019,730,529) (d) — 111.4%
		(304,488,438)
Liabilities in excess of other assets — (11.4)%
		$ 2,660,406,629
NET ASSETS — 100.0%

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of October 31, 2007.

(c)	Illiquid security.

(d)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

ARM	Adjustable Rate Mortgage

REIT	Real Estate Investment Trust

RNC	Savings Shares

See Accompanying Notes to Financial Statements.

68 Annual Report 2007

As of October 31, 2007, the Fund’s open forward foreign currency contracts against United States Dollar were as follows:

	Delivery	Currency	Contract	Market	Unrealized
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:

Australia Dollar	11/09/07	(4,512,000)	$(3,860,513)	$(4,199,454)	$(338,941)

British Pound	11/09/07	(8,634,800)	(17,487,612)	(17,947,368)	(459,756)

Euro	11/09/07	(27,898,700)	(39,117,810)	(40,414,451)	(1,296,641)

Japanese Yen	11/09/07	(2,642,346,000)	(22,931,732)	(22,931,753)	(21)

Swedish Krone	11/09/07	(18,671,000)	(2,792,626)	(2,940,870)	(148,244)

Swiss Franc	11/09/07	(8,823,000)	(7,457,720)	(7,623,359)	(165,639)

Total Short Contracts			$(93,648,013)	$(96,057,255)	$(2,409,242)

	Delivery	Currency	Contract	Market	Unrealized
Currency	Date	Received	Value	Value	Appreciation

Long Contracts:

Australia Dollar	11/09/07	7,012,000	$6,089,112	$6,526,279	$437,167

British Pound	11/09/07	11,634,800	23,599,066	24,182,846	583,780

Euro	11/09/07	27,898,700	38,826,152	40,414,451	1,588,299

Japanese Yen	11/09/07	3,051,346,000	26,115,813	26,481,283	365,470

Swedish Krone	11/09/07	20,831,000	3,110,051	3,281,092	171,041

Swiss Franc	11/09/07	11,230,600	9,463,349	9,703,603	240,254

Total Long Contracts			$107,203,543	$110,589,554	$3,386,011

At October 31, 2007, the Fund’s open futures contracts were as follows:

				Market Value	Unrealized
	Number of			Covered by	Appreciation/
	Contracts	Long Contracts*	Expiration	Contracts	Depreciation

Australia	16	S&P SPI 200 Index	12/31/07	$2,530,637	$16,830
Europe	213	DJ Euro Stoxx 50	12/21/07	13,895,194	140,722
Europe	27	CAC Index	12/24/07	2,293,408	21,227
Hong Kong	6	Hang Seng Index	11/30/07	1,210,397	6,503
Japan	80	Topix Index	12/30/07	11,251,104	(175,836)
Sweden	22	OMX Index	11/23/07	410,737	2,520
United Kingdom	71	FTSE 100 Index	12/21/07	9,961,818	111,109

				$41,553,295	$123,075

*	Cash pledged as collateral.

2007 Annual Report 69

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s (S&P) MidCap 400® Index as closely as possible before the deduction of Fund expenses. For the annual period ended Oct. 31, 2007, the Nationwide Mid Cap Market Index Fund (Class A at NAV) returned 16.20% versus 17.02% for its benchmark, the S&P MidCap 400® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds (consisting of 348 funds as of Oct. 31, 2007) was 16.05% for the same time period.

Can you describe the market environment during the reporting period?

U.S. equities, as represented by the broad-market S&P 500® Index, gained 14.56% during the reporting period, despite continued weakness in the housing and subprime mortgage markets. Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index advancing 17.02%, versus the 14.56% and 11.55% returns of the S&P 500 Index and the S&P Small Cap 600® Index, respectively. Strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up equity prices during the reporting period. Regarding the U.S. economy, the most recent data from the Department of Labor’s Bureau of Labor Statistics indicated that the unemployment rate stood at 4.7% as of Oct. 31, 2007. The rate was unchanged from September, but was somewhat higher than the 4.1% rate in October 2006. Non-farm payroll employment rose by roughly 166,000 during the month, with gains in professional and business services, health care, and leisure and hospitality. The manufacturing employment figure, however, fell by 21,000 in October, following a decline of 17,000 during the previous month.

What areas detracted from Fund performance?

Only the financials sector of the Index, which declined 1.4%, recorded a negative return during the reporting period. The consumer discretionary sector, with 3.8%, and the utilities sector, with 11.9%, however, considerably underperformed the return of the Index. The five weakest-performing stocks within the Index and held by the Fund during the period were: Radian Group Inc., financials; Coldwater Creek Inc., consumer discretionary; UTStarcom, Inc., information technology; IndyMac Bancorp, Inc., financials; and Hovnanian Enterprises Inc., consumer discretionary.

What areas of investment provided the most positive relative returns for the Fund?

Nine of the 10 sectors in the S&P MidCap 400 Index finished in positive territory for the reporting period, led by energy, with 42.2%; materials, 37.6%; telecommunication services, 33.4%; and industrials, 30.6%. The five strongest individual stock performers within the Index and held by the Fund during the period were: materials-sector companies CF Industries Holdings, Inc. and Terra Industries Inc.; Intuitive Surgical, Inc., health care; and consumer discretionary companies Chipotle Mexican Grill, Inc. and GameStop Corp.

What is your outlook for the near term?

We believe it is still too early to assess accurately the effects that financial market turbulence will have on broader credit conditions. However, a clearer picture has emerged of the state of the global economy prior to the credit crisis, and also of the initial impact. The global economy had been growing at a rate above the long-term trend, and a slowdown in the U.S. economy had not slowed growth to the same extent elsewhere in the world. However, in the period just prior to August 2007, the U.S. economy had accelerated from its low point earlier in the year. Housing market weakness remained substantial, but the long-awaited associated weakening in personal spending has yet to appear. In fact, capital spending rebounded and the contribution from net exports was clearly positive. We expect somewhat slower growth in the fourth quarter of 2007, but there is still little sign of a sharp growth deceleration in the United States. We believe that “sluggish” rather than “recessionary” best sums up the global economic picture; the credit crisis has not delivered an immediate sharp slowdown in growth.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

70 Annual Report 2007

Nationwide Mid Cap Market Index Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	16.20%	16.91%	10.16%	0.75%	0.71%
	w/SC3	9.55%	15.54%	9.33%

Class B4	w/o SC2	15.52%	16.22%	9.58%	1.36%	1.32%
	w/SC5	10.52%	16.00%	9.58%

Class C6	w/o SC2	15.52%	16.20%	9.56%	1.36%	1.32%
	w/SC7	14.52%	16.20%	9.56%

Class R [8,9]		16.22%	16.91%	10.16%	1.06%	1.02%

Institutional Class[8]		16.66%	17.37%	10.63%	0.36%	0.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

2007 Annual Report 71

Nationwide Mid Cap Market Index Fund
Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

72 Annual Report 2007

Nationwide Mid Cap Market Index Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Mid Cap Market Index Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,041.00	$3.86	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83	0.75%

Class B	Actual		$1,000.00	$1,037.80	$6.78	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.74	1.32%

Class C	Actual		$1,000.00	$1,037.70	$6.78	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.74	1.32%

Class R	Actual		$1,000.00	$1,040.40	$3.81	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.47	$3.78	0.74%

Institutional Class	Actual		$1,000.00	$1,042.70	$1.65	0.32%
	Hypothetical	[1]	$1,000.00	$1,023.59	$1.63	0.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 73

Nationwide Mid Cap Market Index Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	89.8%
Repurchase Agreements	10.1%
Other investments*	0.2%
Liabilities in excess of other assets**	-0.1%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	6.0%
Specialty Retail	4.6%
Machinery	4.2%
Chemicals	4.0%
Health Care Equipment & Supplies	4.0%
Insurance	3.5%
Real Estate Investment Trusts (REITs)	3.3%
Commercial Services & Supplies	3.1%
Multi-Utilities	3.1%
Software	2.8%
Other	61.4%

100.0%

Top Holdings***

Intuitive Surgical, Inc.	0.9%
Lyondell Chemical Co.	0.9%
Cameron International Corp.	0.8%
Gamestop Corp.	0.7%
Southwestern Energy Co.	0.7%
Harris Corp.	0.6%
FMC Technologies, Inc.	0.6%
Amphenol Corp., Class A,	0.6%
Hologic, Inc.	0.6%
KBR, Inc.	0.6%
Other	93.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

74 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Mid Cap Market Index Fund

Common Stocks (89.8%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (0.5%)
Alliant Techsystems, Inc.*	24,300	$2,682,477
DRS Technologies, Inc.	29,000	1,665,760

		4,348,237

Airlines (0.3%)
AirTran Holdings, Inc.*	60,400	628,764
Alaska Air Group, Inc.*	26,700	678,180
JetBlue Airways Corp.* (a)	132,125	1,206,301

		2,513,245

Auto Components (1.0%)
ArvinMeritor, Inc.	50,360	746,839
BorgWarner, Inc.	40,820	4,315,082
Gentex Corp.	100,780	2,094,209
Lear Corp.*	54,946	1,952,231
Modine Manufacturing Co.	21,400	497,764

		9,606,125

Automobiles (0.6%)
Avis Budget Group, Inc.*	71,200	1,485,944
Oshkosh Truck Corp.	51,600	2,796,720
Thor Industries, Inc.	23,100	1,108,800

		5,391,464

Beverages (0.5%)
Hansen Natural Corp.*	42,500	2,890,000
PepsiAmericas, Inc.	39,900	1,425,228

		4,315,228

Biotechnology (0.9%)
Cephalon, Inc.*	47,935	3,534,727
PDL Biopharma, Inc.*	84,365	1,788,538
Vertex Pharmaceuticals, Inc.*	91,790	2,968,489

		8,291,754

Building Products (0.4%)
Martin Marietta Materials, Inc. (b)	29,864	3,862,908

Capital Markets (1.4%)
Jefferies Group, Inc.	77,100	2,060,883
Nuveen Investments, Inc., Class A	55,250	3,580,200
Raymond James Financial, Inc.	64,380	2,398,155
SEI Investments Co.	87,380	2,762,956
Waddell & Reed Financial, Inc.	59,400	1,973,268

		12,775,462

Chemicals (4.0%)
Airgas, Inc.	54,600	2,755,662
Albemarle Corp.	57,200	2,731,872
C.F. Industries Holdings, Inc.	33,660	2,958,714
Cabot Corp.	46,100	1,613,961
Chemtura Corp.	165,200	1,539,664
Cytec Industries, Inc.	29,700	1,981,287
Ferro Corp.	30,000	621,600
FMC Corp.	55,020	3,163,650
Lubrizol Corp.	49,580	3,365,490
Lyondell Chemical Co.	178,660	8,477,417
Minerals Technologies, Inc.	14,640	1,028,021
Olin Corp.	51,360	1,169,981
Scotts Miracle-Gro Co. (The)	29,220	1,340,906
Sensient Technologies Corp.	33,680	1,006,695
Terra Industries, Inc.*	64,350	2,373,872
Valspar Corp.	68,200	1,707,046

		37,835,838

Commercial Banks (2.2%)
Associated Banc Corp.	90,421	2,609,550
Bank of Hawaii Corp.	33,500	1,780,860
Cathay General Bancorp, Inc.	33,000	1,022,010
City National Corp.	29,000	1,960,400
Colonial Bancgroup, Inc.	104,840	2,010,831
Cullen/ Frost Bankers, Inc.	41,630	2,213,883
First Community Bancorp	20,040	975,948
FirstMerit Corp.	56,580	1,199,496
SVB Financial Group*	25,699	1,330,951
TCF Financial Corp.	79,700	1,814,769
Webster Financial Corp.	40,200	1,456,848
West America Bankcorp	21,620	1,039,490
Wilmington Trust Corp.	46,100	1,676,657

		21,091,693

Commercial Services & Supplies (3.1%)
Brink’s Co. (The)	34,080	2,135,112
ChoicePoint, Inc.*	54,720	2,151,590
Copart, Inc.*	48,900	1,876,782
Corporate Executive Board Co.	26,400	1,881,000
Deluxe Corp.	35,673	1,439,049
Dun & Bradstreet Corp.	42,193	4,086,392
Herman Miller, Inc.	43,700	1,189,514
Kelly Services, Inc.	14,275	300,203
Korn/ Ferry International*	31,400	601,624
Manpower, Inc.	60,460	4,518,781
Mine Safety Appliances Co.	19,500	892,905
Navigant Consulting, Inc.*	32,420	427,296
Republic Services, Inc.	113,573	3,883,061

2007 Annual Report 75

Statement of Investments (Continued)
October 31, 2007

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Commercial Services & Supplies (continued)
Rollins, Inc.	17,965	$545,597
Stericycle, Inc.*	60,480	3,527,798

		29,456,704

Communications Equipment (2.2%)
3Com Corp.*	283,205	1,382,040
ADTRAN, Inc.	43,159	1,038,837
Andrew Corp.*	107,100	1,570,086
Avocent Corp.*	34,106	921,885
CommScope, Inc.*	42,620	2,010,385
Dycom Industries, Inc.*	27,600	779,700
F5 Networks, Inc.*	59,124	2,130,238
Harris Corp.	96,839	5,864,570
NeuStar, Inc.*	52,350	1,790,370
Plantronics, Inc.	32,400	886,140
Polycom, Inc.*	66,502	1,860,726
Powerwave Technologies, Inc.*	87,101	484,282
U.T. Starcom, Inc.*	63,800	204,160

		20,923,419

Computers & Peripherals (1.1%)
Diebold, Inc.	47,733	1,997,149
Imation Corp.	26,233	584,471
NCR Corp.*	122,760	3,386,948
Palm, Inc.	76,100	686,422
Western Digital Corp.*	156,000	4,043,520

		10,698,510

Construction & Engineering (1.3%)
Granite Construction, Inc.	25,660	1,098,761
KBR, Inc.*	119,110	5,107,437
NVR, Inc.* (b)	3,710	1,765,033
Quanta Services, Inc.*	118,110	3,897,630

		11,868,861

Construction Materials (0.2%)
Florida Rock Industries, Inc.	33,800	2,127,034

Consumer Finance (0.6%)
AmeriCredit Corp.*	80,220	1,131,904
Eaton Vance Corp.	88,700	4,437,661

		5,569,565

Consumer Goods (0.2%)
RPM International, Inc.	82,500	1,767,975

Containers & Packaging (0.5%)
Packaging Corp. of America	67,960	2,163,846
Sonoco Products Co.	68,700	2,124,204

		4,288,050

Distributor (0.1%)
Potlatch Corp.	26,156	1,246,595

Diversified Consumer Services (1.9%)
Career Education Corp.*	63,449	2,267,667
Corinthian Colleges, Inc.*	62,280	1,020,769
DeVry, Inc.	42,300	2,313,387
Global Payments, Inc.	58,470	2,780,833
ITT Educational Services, Inc.*	21,440	2,726,954
Matthews International Corp., Class A	22,710	1,034,895
Regis Corp.	29,620	995,232
Sotheby’s Holdings, Inc.	47,600	2,578,492
Strayer Education, Inc.	10,540	1,965,288

		17,683,517

Diversified Financial Services (0.2%)
Broadridge Financial Solutions, Inc.	95,410	1,908,200

Diversified Telecommunication Services (0.1%)
Cincinnati Bell, Inc.*	166,600	902,972

Electric Utilities (1.9%)
DPL, Inc.	82,757	2,403,263
Great Plains Energy, Inc.	63,200	1,885,888
Hawaiian Electric Industries, Inc.	54,800	1,271,360
IDACORP, Inc.	33,400	1,165,326
Northeast Utilities	107,203	3,305,069
Pepco Holdings, Inc.	134,294	3,826,036
Sierra Pacific Resources	152,520	2,573,012
Westar Energy, Inc.	67,350	1,792,857

		18,222,811

Electrical Equipment (1.3%)
Ametek, Inc.	73,750	3,466,250
Hubbell, Inc.	40,500	2,227,500
Roper Industries, Inc.	62,450	4,422,085
Thomas & Betts Corp.*	36,748	2,058,255

		12,174,090

Electronic Equipment & Instruments (2.4%)
Amphenol Corp., Class A	125,440	5,553,229
Arrow Electronics, Inc.*	85,733	3,427,605
Avnet, Inc.*	105,678	4,408,886
Ingram Micro, Inc.*	105,800	2,247,192

76 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronic Equipment & Instruments (continued)
Kemet Corp.*	58,660	$414,726
National Instruments Corp.	38,530	1,249,913
Tech Data Corp.*	40,343	1,586,690
Vishay Intertechnology, Inc.*	128,130	1,613,157
Zebra Technologies Corp., Class A*	46,742	1,827,145

		22,328,543

Energy Equipment & Services (2.6%)
Cameron International Corp.*	77,418	7,537,416
FMC Technologies, Inc.*	92,624	5,615,793
Grant Prideco, Inc.*	91,085	4,477,739
Helmerich & Payne, Inc.	70,800	2,238,696
Patterson-UTI Energy, Inc.	113,240	2,258,006
Tidewater, Inc.	40,377	2,207,410

		24,335,060

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc.*	47,357	1,699,169
Ruddick Corp.	24,400	829,600

		2,528,769

Food Products (1.0%)
Corn Products International, Inc.	54,090	2,300,988
Hormel Foods Corp.	49,020	1,788,250
J.M. Smucker Co. (The)	40,371	2,157,022
Lancaster Colony Corp.	13,600	546,312
Smithfield Foods, Inc.*	84,210	2,414,301
Tootsie Roll Industries, Inc.	16,871	434,766

		9,641,639

Gaming (0.2%)
Boyd Gaming Corp.	38,200	1,597,524

Gas Utilities (1.0%)
AGL Resources, Inc.	54,640	2,159,919
National Fuel Gas Co.	60,000	2,909,400
Oneok, Inc.	71,756	3,583,495
WGL Holdings, Inc.	36,900	1,251,648

		9,904,462

Health Care Equipment & Supplies (4.0%)
Advanced Medical Optics, Inc.* (b)	44,003	1,207,882
Beckman Coulter, Inc.	44,560	3,155,739
Dentsply International, Inc.	108,872	4,516,011
Edwards Lifesciences Corp.*	39,900	2,003,778
Gen-Probe, Inc.*	36,900	2,583,738
Hillenbrand Industry, Inc.	42,400	2,341,328
Hologic, Inc.*	81,000	5,502,316
Intuitive Surgical, Inc.*	26,777	8,752,598
Kyphon, Inc.*	31,870	2,258,946
ResMed, Inc.*	55,800	2,311,794
Steris Corp.	48,080	1,396,243
Ventana Medical Systems, Inc.*	20,370	1,792,560

		37,822,933

Health Care Providers & Services (2.6%)
Apria Healthcare Group, Inc.*	31,500	761,355
Community Health Systems, Inc.*	69,577	2,291,171
Health Management Associates, Inc., Class A	170,500	1,127,005
Health Net Inc.*	79,642	4,269,608
Henry Schein, Inc.*	63,974	3,832,043
Kindred Healthcare, Inc.*	22,220	471,953
LifePoint Hospitals, Inc.*	41,056	1,253,029
Lincare Holdings, Inc.*	59,563	2,071,005
Omnicare, Inc.	87,400	2,578,300
Psychiatric Solutions, Inc.*	37,100	1,469,160
Universal Health Services, Inc.	39,355	1,918,556
VCA Antech, Inc.*	57,827	2,662,933

		24,706,118

Health Care Technology (0.4%)
Cerner Corp.*	45,140	2,688,538
Wellcare Health Plans, Inc.*	29,850	722,072

		3,410,610

Hotels, Restaurants & Leisure (1.5%)
Applebee’s International, Inc.	53,234	1,348,949
Bob Evans Farms, Inc.	22,629	637,685
Brinker International, Inc.	76,630	1,945,636
CBRL Group, Inc.	18,744	747,886
Cheesecake Factory, Inc. (The)*	53,550	1,201,126
Chipotle Mexican Grill, Inc.*	23,130	3,215,070
International Speedway Corp.	22,600	1,004,118
Life Time Fitness, Inc.*	23,170	1,405,029
Ruby Tuesday, Inc.	35,900	573,323
Scientific Games Corp.*	45,600	1,648,440

		13,727,262

Household Durables (1.4%)
American Greetings Corp., Class A	39,914	1,051,335
Blyth Industries, Inc.	15,940	304,295
Church & Dwight, Inc.	48,000	2,270,880
Furniture Brands International, Inc. (a)	35,638	429,438
Hovnanian Enterprises, Inc.*	28,420	323,135

2007 Annual Report 77

Statement of Investments (Continued)
October 31, 2007

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Household Durables (continued)
M.D.C. Holdings, Inc.	26,000	$1,053,260
Mohawk Industries Co.*	38,040	3,246,334
Ryland Group, Inc. (The)	31,567	897,450
Toll Brothers, Inc.*	91,718	2,101,259
Tupperware Corp.	45,033	1,625,691

		13,303,077

Household Products (0.4%)
Energizer Holdings, Inc.*	40,678	4,242,715

Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.	42,480	1,675,836
Sequa Corp., Class A*	4,860	844,765
Teleflex, Inc.	26,920	1,970,813

		4,491,414

Insurance (3.5%)
American Financial Group, Inc.	50,600	1,512,940
Arthur J. Gallagher & Co. (a)	69,600	1,852,056
Brown & Brown, Inc.	77,720	1,957,767
Commerce Group, Inc.	32,910	1,200,886
Everest Re Group Ltd.	44,600	4,751,684
Fidelity National Title Group, Inc., Class A	159,053	2,447,825
First American Financial Corp.	69,153	2,081,505
Hanover Insurance Group, Inc.	35,000	1,612,450
HCC Insurance Holdings, Inc.	78,790	2,355,033
Horace Mann Educators Corp.	27,500	568,975
Mercury General Corp.	23,700	1,216,047
Old Republic International Corp.	159,287	2,441,870
Protective Life Corp.	47,700	2,044,899
Stancorp Financial Group, Inc.	35,800	1,973,654
Unitrin, Inc.	35,500	1,644,005
W.R. Berkley Corp.	114,566	3,447,291

		33,108,887

Internet & Catalog Retail (0.1%)
Coldwater Creek, Inc.*	43,000	384,850
Netflix, Inc.*	35,530	940,479

		1,325,329

Internet Software & Services (0.4%)
Digital River, Inc.*	29,270	1,553,066
ValueClick, Inc.*	72,550	1,972,635

		3,525,701

IT Services (2.0%)
Acxiom Corp.	45,884	602,916
Alliance Data Systems Corp.*	55,500	4,462,200
Ceridian Corp.*	99,640	3,581,062
CheckFree Corp.*	61,287	2,912,971
CSG Systems International, Inc.*	30,480	625,754
DST Systems, Inc.*	38,460	3,257,947
Gartner, Inc.*	47,180	1,033,242
MoneyGram International, Inc.	60,400	963,380
MPS Group, Inc.*	67,740	827,105
SRA International, Inc.*	27,900	766,134

		19,032,711

Leisure Equipment & Products (0.1%)
Callaway Golf Co.	46,900	812,308

Life Sciences Tools & Services (1.8%)
Affymetrix, Inc.*	49,910	1,270,709
Charles River Laboratories International, Inc.*	49,082	2,846,756
Covance, Inc.*	45,480	3,752,100
Invitrogen Corp.*	33,448	3,039,420
Pharmaceutical Product Development, Inc.	72,600	3,066,624
Techne Corp.*	26,735	1,744,191
Varian, Inc.*	22,460	1,659,569

		17,379,369

Machinery (4.2%)
AGCO Corp.*	64,400	3,843,392
Crane Co.	34,366	1,630,323
Donaldson Co., Inc.	48,580	2,082,139
Federal Signal Corp.	30,800	412,412
Flowserve Corp.	39,520	3,120,499
Graco, Inc.	46,270	1,821,187
Harsco Corp.	58,200	3,528,084
Idex Corp.	55,480	1,965,102
Joy Global, Inc.	75,332	4,373,776
Kennametal, Inc.	28,200	2,572,122
Lincoln Electric Holdings, Inc.	29,300	2,116,925
Nordson Corp.	22,600	1,209,100
Pentair, Inc.	72,360	2,560,820
SPX Corp.	39,020	3,952,726
Timken Co. (The)	65,100	2,165,226
Trinity Industries, Inc.	58,550	2,115,997

		39,469,830

78 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Manufacturing (0.6%)
Carpenter Technology Corp.	18,680	$2,706,919
Hanesbrands, Inc.*	65,582	2,035,665
HNI Corp.	32,070	1,390,555

		6,133,139

Marine (0.2%)
Alexander & Baldwin, Inc.	28,901	1,513,834

Media (1.4%)
Belo Corp., Class A	65,720	1,215,820
Entercom Communications Corp.	21,080	391,034
Getty Images, Inc.*	32,220	910,215
Harte-Hanks, Inc.	31,440	554,287
John Wiley & Sons, Inc.	30,000	1,319,400
Lamar Advertising Co.	61,400	3,282,444
Lee Enterprises, Inc.	28,880	463,524
Media General, Inc.	17,400	486,852
Scholastic Corp.*	20,055	793,777
Valassis Communications, Inc.*	29,400	289,590
Washington Post Co. (b)	3,996	3,392,604

		13,099,547

Metals & Mining (1.8%)
Arch Coal, Inc.	99,494	4,079,254
Cleveland Cliffs, Inc.	29,390	2,811,154
Commercial Metals Co.	82,900	2,601,402
Reliance Steel & Aluminum Co.	45,900	2,678,265
Steel Dynamics, Inc.	72,600	3,863,772
Worthington Industries, Inc.	51,087	1,277,175

		17,311,022

Multi-Utilities (3.1%)
Alliant Energy Corp. (b)	77,300	3,092,000
Aquila, Inc.*	251,137	1,049,753
Black Hills Corp.	27,400	1,217,108
Energy East Corp.	108,905	3,036,271
MDU Resources Group, Inc.	125,725	3,540,416
Nstar	73,220	2,574,415
Oklahoma Gas & Electric Co.	64,600	2,474,180
PNM, Inc.	51,550	1,289,266
Puget Energy, Inc.	79,500	2,245,875
Scana Corp.	82,179	3,335,646
Vectren Corp.	51,260	1,437,330
Wisconsin Energy Corp.	84,000	4,021,920

		29,314,180

Multiline Retail (0.6%)
99 Cents Only Stores*	35,333	379,830
Dollar Tree Stores, Inc.*	68,328	2,616,962
Saks, Inc.	103,600	2,192,176

		5,188,968

Oil, Gas & Consumable Fuels (6.0%)
ADC Telecommunications, Inc.*	85,025	1,589,968
Bill Barrett Corp.*	22,500	1,053,000
Cimarex Energy Co.	56,630	2,294,081
Denbury Resources, Inc.*	86,000	4,867,600
Encore Acquisition Co.*	38,110	1,398,637
Equitable Resources, Inc.	87,146	4,908,063
Exterran Holdings, Inc.*	46,685	3,930,877
Forest Oil Corp.*	60,360	2,932,892
Frontier Oil Corp.	76,530	3,504,309
Newfield Exploration Co.*	91,584	4,930,883
Overseas Shipholding Group, Inc.	20,730	1,542,312
Pioneer Natural Resources Co.	87,148	4,446,291
Plains Exploration & Production Co.*	52,531	2,676,455
Pogo Producing Co.	40,006	2,382,757
Pride International, Inc.*	117,528	4,336,783
Quicksilver Resources, Inc.*	36,261	2,066,877
Southwestern Energy Co.*	121,351	6,277,487
Superior Energy Services, Inc.*	55,790	2,068,693

		57,207,965

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.	72,460	1,192,692

Personal Products (0.3%)
Alberto-Culver Co. (b)	62,060	1,612,939
NBTY, Inc.*	39,500	1,406,200

		3,019,139

Pharmaceuticals (1.2%)
Endo Pharmaceuticals Holdings Inc.*	93,000	2,724,900
Medicis Pharmaceutical Corp.	40,800	1,211,352
Millennium Pharmaceuticals, Inc.*	221,003	2,612,256
Par Pharmaceutical Cos., Inc.*	26,975	497,419
Perrigo Co.	57,000	1,351,470
Sepracor, Inc.*	74,132	2,041,595
Valeant Pharmaceuticals International*	62,100	903,555

		11,342,547

2007 Annual Report 79

Statement of Investments (Continued)
October 31, 2007

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (REITs) (3.3%)
AMB Property Corp.	71,667	$4,683,438
Cousins Properties, Inc.	27,820	800,938
Equity One, Inc.	24,300	636,174
Highwood Properties, Inc.	38,460	1,383,022
Hospitality Properties Trust	67,920	2,689,632
Liberty Property Trust	65,996	2,482,770
Macerich Co. (The)	51,500	4,414,065
Mack-Cali Realty Corp.	49,650	1,965,643
Nationwide Health Properties, Inc.	66,380	2,072,384
Rayonier, Inc.	54,480	2,630,839
Regency Centers Corp.	48,000	3,431,040
UDR, Inc.	94,615	2,246,160
Weingharten Realty Investors	54,100	2,069,866

		31,505,971

Real Estate Management & Development (0.6%)
Duke Realty Corp.	93,060	2,991,879
Jones Lang Lasalle, Inc.	26,960	2,570,097

		5,561,976

Road & Rail (0.4%)
Con-way, Inc.	33,540	1,429,139
J.B. Hunt Transport Services, Inc.	66,400	1,840,608
Werner Enterprises, Inc.	36,248	689,437

		3,959,184

Semiconductors & Semiconductor Equipment (2.6%)
Atmel Corp.*	336,400	1,644,996
Cree, Inc.*	61,025	1,708,700
Cypress Semiconductor Corp.*	110,359	4,033,622
Fairchild Semiconductor International, Inc.*	84,620	1,544,315
Integrated Device Technology, Inc.*	134,387	1,804,817
International Rectifier Corp.*	52,600	1,755,788
Intersil Corp.	95,702	2,903,599
Lam Research Corp.*	96,155	4,826,981
Lattice Semiconductor Corp.*	71,460	298,703
Micrel, Inc.	36,500	330,325
RF Micro Devices, Inc.*	143,625	893,348
Semtech Corp.*	47,230	808,105
Silicon Laboratories, Inc.*	40,340	1,762,858
TriQuint Semiconductor, Inc.*	89,305	559,942

		24,876,099

Software (2.8%)
ACI Worldwide, Inc.*	26,200	599,194
Activision, Inc.*(b)	203,621	4,815,637
Advent Software, Inc.*	13,269	734,174
Cadence Design Systems, Inc.*	198,491	3,890,424
Fair Issac Corp.	39,207	1,486,729
Henry (Jack) & Associates, Inc.	57,800	1,688,916
Macrovision Corp.*	40,420	970,080
McAfee, Inc.*	112,400	4,647,740
Mentor Graphics Corp.*	60,400	967,608
Parametric Technology Corp.*	83,460	1,594,086
Sybase, Inc.*	66,900	1,913,340
Synopsys, Inc.*	100,181	2,831,115
Wind River Systems, Inc.*	50,100	626,751

		26,765,794

Specialty Retail (4.6%)
Advance Auto Parts, Inc. (b)	74,300	2,535,116
Aeropostale, Inc.*	56,559	1,295,201
American Eagle Outfitters Ltd. (b)	153,261	3,644,547
AnnTaylor Stores Corp.*	45,289	1,403,506
Barnes & Noble, Inc.	37,473	1,447,957
Borders Group, Inc.	43,094	664,509
CarMax, Inc.*	155,500	3,245,285
Charming Shoppes*	84,800	629,216
Chico’s FAS, Inc.*	121,143	1,591,819
Collective Brands, Inc.*	48,195	891,126
Dick’s Sporting Goods, Inc.*	59,760	1,994,191
Foot Locker, Inc.	107,900	1,606,631
Gamestop Corp.*	112,100	6,638,562
Guess?, Inc.	41,500	2,132,685
O’Reilly Automotive, Inc.*	79,046	2,610,099
Pacific Sunwear of California, Inc.*	52,200	872,784
PETsMART, Inc.	92,876	2,781,636
Rent-A-Center, Inc.*	48,347	773,552
Ross Stores, Inc.	98,954	2,673,737
Urban Outfitters, Inc.*	77,516	1,958,829
Williams Sonoma, Inc.	65,240	2,051,146

		43,442,134

Textiles, Apparel & Luxury Goods (0.4%)
Phillips-Van Heusen Corp.	40,780	1,949,284
Timberland Co., Class A*	36,300	708,213
Warnaco Group, Inc. (The)*	33,220	1,351,722

		4,009,219

Thrifts & Mortgage Finance (1.1%)
Astoria Financial Corp.	60,620	1,575,514
First Niagara Financial Group, Inc.	76,700	1,012,440
IndyMac Bancorp, Inc. (a)	53,759	721,446
New York Community Bancorp, Inc.	225,064	4,188,441
PMI Group, Inc.	62,487	1,001,667

80 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Thrifts & Mortgage Finance (continued)
Radian Group, Inc.	58,533	$736,930
Washington Federal, Inc.	58,812	1,420,898

		10,657,336

Tobacco (0.1%)
Universal Corp.	20,240	986,498

Trading Companies & Distributors (0.9%)
Fastenal Co.	89,154	3,965,570
GATX Corp.	34,800	1,425,756
MSC Industrial Direct Co., Class A	33,500	1,631,785
United Rentals, Inc.*	50,100	1,712,919

		8,736,030

Transportation (0.1%)
YRC Worldwide, Inc.*	42,562	1,046,174

Water Utility (0.2%)
Aqua America, Inc.	96,427	2,242,884

Wireless Telecommunication Services (0.5%)
Telephone & Data Systems, Inc.	51,000	3,559,800
Telephone & Data Systems, Inc., Special Shares	24,100	1,586,985

		5,146,785

Total Common Stocks (Cost $741,547,751)		849,823,635

Repurchase Agreements (10.1%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $42,570,325, collateralized by U.S. Government Agency Mortgages with a market value of $43,415,931
	$42,564,638	42,564,638
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $53,081,171, collateralized by U.S. Government Agency Mortgages with a market value of $54,135,562	53,074,080	53,074,080

Total Repurchase Agreements (Cost $95,638,718)		95,638,718

Securities Purchased with Collateral for Securities on Loan (0.2%)

Repurchase Agreements (0.2%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $1,619,283, collateralized by U.S. Government Agency Mortgages with a market value of $1,651,443	1,619,062	1,619,062

Total Securities Purchased with Collateral for Securities on Loan (Cost $1,619,062)		1,619,062

Total Investments (Cost $838,805,531) (c) — 100.1%		947,081,415
Liabilities in excess of other assets — (0.1)%		(960,882)

NET ASSETS — 100.0%		$946,120,533

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	All or a part of the security was held as collateral for futures.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

At October 31, 2007, the Fund’s open futures contracts were as follows:

			Market Value	Unrealized
Number of	Long		Covered by	Appreciation/
Contracts	Contracts	Expiration	Contracts	Depreciation

213	S&P 400	12/20/07	$97,138,650	$2,757,130

			$97,138,650	$2,757,130

See Accompanying Notes to Financial Statements.

2007 Annual Report 81

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the annual period ended Oct. 31, 2007, the Nationwide S&P 500 Index Fund (Class A at NAV) returned 13.98% versus 14.56% for its benchmark, S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds (consisting of 184 funds as of Oct. 31, 2007) was 13.92% for the same time period.

Can you describe the market environment during the reporting period?

U.S. equities, as represented by the broad-market S&P 500 Index, gained 14.56% during the reporting period, despite continued weakness in the housing and subprime mortgage markets. Shares of large-cap growth companies outperformed their large-cap value counterparts, with the S&P 500/ Citigroup Growth Index advancing 15.60% versus the 13.55% return of the S&P 500/ Citigroup Value Index. Stocks continued to post gains as strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up share prices. Regarding the U.S. economy, the most recent data from the Department of Labor’s Bureau of Labor Statistics indicated that the unemployment rate stood at 4.7% as of Oct. 31, 2007. The rate was unchanged from September, but was somewhat higher than the 4.1% rate in October 2006. Non-farm payroll employment rose by roughly 166,000 during the month, with gains in professional and business services, health care, and leisure and hospitality. The manufacturing employment figure, however, fell by 21,000 in October, following a decline of 17,000 during the previous month.

What areas detracted from Fund performance?

The financials and consumer discretionary sectors within the S&P 500 Index were down 2.5% and 0.1%, respectively, during the reporting period. The five weakest-performing stocks within the Index and held by the Fund were: Circuit City Stores, Inc., consumer discretionary; financials-sector companies MGIC Investment Corp., Countrywide Financial Corp. and Ambac Financial Group, Inc.; and Office Depot, Inc., consumer discretionary.

What areas of investment provided the most positive relative returns for the Fund?

Eight of the 10 sectors within the S&P 500 Index recorded positive performance for the reporting period. The strongest performers were: energy, with 38.4%; materials, 34.1%; information technology, 26.9%; utilities, 22.6%; and telecommunication services, 22.0%. The top five individual stock returns in the Index and held by the Fund during the period were: National Oilwell Varco, Inc., energy; Apple Inc., information technology; Amazon.com, Inc., consumer discretionary; Jacobs Engineering Group Inc., industrials; and Monsanto Co., materials.

What is your outlook for the near term?

We believe it is still too early to assess accurately the effects that financial market turbulence will have on broader credit conditions. However, a clearer picture has emerged of the state of the global economy prior to the credit crisis, and also of the initial impact. The global economy had been growing at a rate above the long-term trend, and a slowdown in the U.S. economy had not slowed growth to the same extent elsewhere in the world. However, in the period just prior to August 2007, the U.S. economy had accelerated from its low point earlier in the year. Housing market weakness remained substantial, but the long-awaited associated weakening in personal spending has yet to appear. In fact, capital spending rebounded and the contribution from net exports was clearly positive. We expect somewhat slower growth in the fourth quarter of 2007, but there is still little sign of a sharp growth deceleration in the United States. We believe that “sluggish” rather than “recessionary” best sums up the global economic picture; the credit crisis has not delivered an immediate sharp slowdown in growth.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

82 Annual Report 2007

Nationwide S&P 500 Index Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A2	w/o SC3	13.98%	13.32%	4.53%	0.52%	0.49%
	w/SC4	7.40%	11.99%	3.86%

Class B2	w/o SC3	13.09%	12.50%	3.92%	1.26%	1.23%
	w/SC5	8.09%	12.25%	3.92%

Class C6	w/o SC3	13.11%	12.50%	3.92%	1.26%	1.23%
	w/SC7	12.11%	12.50%	3.92%

Class R [9,10]		13.81%	13.28%	9.88%	0.96%	0.93%

Institutional Service Class[2,9]		14.01%	13.34%	4.52%	0.51%	0.48%

Local Fund Shares[9]		14.15%	13.54%	4.68%	0.33%	0.30%

Institutional Class[8,9]		14.26%	13.63%	4.80%	0.26%	0.23%

Service Class[2,9]		13.79%	13.18%	4.35%	0.66%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on July 24, 1998.

[2]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

[9]	Not subject to any sales charges.

[10]	Class R shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

2007 Annual Report 83

Nationwide S&P 500 Index Fund
Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Local Fund Shares of the Nationwide S&P 500 Index Fund, the S&P 500 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

84 Annual Report 2007

Shareholder	Nationwide S&P 500 Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide S&P 500 Index Fund			May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,052.20	$2.53	0.49%
	Hypothetical	[1]	$1,000.00	$1,022.73	$2.50	0.49%

Class B	Actual		$1,000.00	$1,048.10	$6.35	1.23%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.28	1.23%

Class C	Actual		$1,000.00	$1,047.50	$6.35	1.23%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.28	1.23%

Class R	Actual		$1,000.00	$1,050.20	$3.82	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.27	$3.78	0.74%

Institutional Service Class	Actual		$1,000.00	$1,052.00	$2.48	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.78	$2.45	0.48%

Local Shares	Actual		$1,000.00	$1,052.70	$1.60	0.31%
	Hypothetical	[1]	$1,000.00	$1,023.64	$1.58	0.31%

Institutional Class	Actual		$1,000.00	$1,053.20	$1.19	0.23%
	Hypothetical	[1]	$1,000.00	$1,024.04	$1.17	0.23%

Service Class	Actual		$1,000.00	$1,051.40	$3.31	0.64%
	Hypothetical	[1]	$1,000.00	$1,021.97	$3.27	0.64%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 85

Portfolio Summary	Nationwide S&P 500 Index Fund

(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.0%
Repurchase Agreements	3.1%
Total liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	9.1%
Diversified Financial Services	7.2%
Pharmaceuticals	6.1%
Computers & Peripherals	4.5%
Insurance	4.5%
Software	3.6%
Commercial Banks	3.2%
Industrial Conglomerates	3.1%
Diversified Telecommunication Services	3.0%
Communications Equipment	2.7%
Other	53.0%

100.0%

Top Holdings*

Exxon Mobil Corp.	3.6%
General Electric Co.	3.0%
Microsoft Corp.	2.1%
AT&T, Inc.	1.8%
Procter & Gamble Co. (The)	1.5%
Bank of America Corp.	1.5%
Citigroup, Inc.	1.5%
Cisco Systems, Inc.	1.4%
Chevron Corp.	1.4%
Johnson & Johnson	1.3%
Other	80.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

86 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide S&P 500 Index Fund

Common Stocks (97.0%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.7%)
Boeing Co. (The)	150,171	$14,805,359
General Dynamics Corp.	75,262	6,845,832
Honeywell International, Inc.	146,669	8,860,274
L-3 Communications Holdings, Inc.	22,038	2,416,246
Lockheed Martin Corp.	68,622	7,551,165
Northrop Grumman Corp.	63,676	5,324,587
Precision Castparts Corp.	27,300	4,089,813
Raytheon Co.	87,087	5,539,604
Rockwell Collins, Inc.	31,041	2,322,177
United Technologies Corp.	189,956	14,548,730

		72,303,787

Air Freight & Logistics (0.9%)
C.H. Robinson Worldwide, Inc.	33,200	1,657,344
Expeditors International of Washington, Inc.	41,900	2,122,235
FedEx Corp.	57,202	5,911,255
United Parcel Service, Inc., Class B	201,116	15,103,811

		24,794,645

Airline (0.1%)
Southwest Airlines	141,676	2,013,216

Auto Components (0.3%)
B.F. Goodrich Co. (The)	22,451	1,563,937
Goodyear Tire & Rubber Co.*	39,821	1,200,603
Johnson Controls, Inc.	108,858	4,759,272

		7,523,812

Automobiles (0.4%)
Ford Motor Co.*	417,296	3,701,416
General Motors Corp.	111,956	4,387,556
Harley-Davidson, Inc.	49,927	2,571,240

		10,660,212

Beverages (1.4%)
Anheuser-Busch Cos., Inc.	139,534	7,155,303
Brown-Forman Corp., Class B	16,871	1,248,117
Coca-Cola Co.	381,217	23,543,962
Coca-Cola Enterprises, Inc.	59,257	1,529,423
Constellation Brands, Inc.*	34,100	856,592
Molson Coors Brewing Co.	29,940	1,713,466
Pepsi Bottling Group, Inc. (The)	30,121	1,297,613

		37,344,476

Biotechnology (1.1%)
Amgen, Inc.*	208,148	12,095,480
Applera Corp.	39,171	1,454,811
Biogen, Inc.*	57,172	4,255,884
Genzyme Corp.*	53,151	4,037,882
Gilead Sciences, Inc.*	176,800	8,166,392
Millipore Corp.*	9,025	700,791

		30,711,240

Building Products (0.1%)
American Standard Cos., Inc.	34,416	1,282,685
Masco Corp.	74,527	1,794,610

		3,077,295

Capital Markets (1.2%)
Ameriprise Financial, Inc.	44,051	2,774,332
Bear Stearns Cos., Inc. (The)	23,367	2,654,491
Charles Schwab Corp.	172,787	4,015,570
E*TRADE Financial Corp.*	90,222	1,005,073
Federated Investors, Inc., Class B	16,111	692,773
Janus Capital Group, Inc.	34,731	1,198,567
Legg Mason, Inc.	27,700	2,297,438
Lehman Brothers Holding, Inc.	99,702	6,315,125
Northern Trust Corp.	34,636	2,604,973
NYSE Euronext	52,100	4,890,627
T. Rowe Price Group, Inc.	47,582	3,056,668

		31,505,637

Chemicals (1.7%)
Air Products & Chemicals, Inc.	40,366	3,949,813
Ashland, Inc.	11,825	694,364
Dow Chemical Co. (The)	181,990	8,196,830
E.I. du Pont de Nemours & Co.	172,150	8,523,147
Eastman Chemical Co.	13,760	916,278
Ecolab, Inc.	37,011	1,745,809
Hercules, Inc.	16,521	310,760
International Flavors & Fragrances, Inc.	14,240	743,470
Monsanto Co.	106,580	10,405,405
PPG Industries, Inc.	30,006	2,242,648
Praxair, Inc.	58,632	5,011,863
Rohm & Haas Co.	29,977	1,555,207
Sigma-Aldrich Corp.	24,050	1,242,664

		45,538,258

Commercial Banks (3.2%)
BB&T Corp.	100,673	3,721,881
Comerica, Inc.	29,826	1,392,278
Commerce Bancorp, Inc.	38,500	1,568,875
Fifth Third Bancorp	99,404	3,109,357
First Horizon National Corp.	23,091	602,213

2007 Annual Report 87

Statement of Investments (Continued)
October 31, 2007

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Commercial Banks (continued)
Huntington Bancshares, Inc.	70,320	$1,259,431
KeyCorp	72,772	2,070,364
M & T Bank Corp.	15,661	1,557,956
Marshall & Ilsley Corp.	45,866	1,958,478
National City Corp.	129,353	3,136,810
PNC Bank Corp.	65,101	4,697,688
Regions Financial Corp.	131,685	3,571,297
SunTrust Banks, Inc.	69,526	5,047,588
Synovus Financial Corp.	56,517	1,489,788
U.S. Bancorp	337,003	11,175,020
Wachovia Corp.	364,548	16,670,780
Wells Fargo & Co.	640,328	21,777,555
Zions Bancorp	17,720	1,047,429

		85,854,788

Commercial Services & Supplies (0.6%)
Allied Waste Industries, Inc.*	44,507	562,568
Avery-Dennison Corp.	17,816	1,031,546
Cintas Corp.	25,901	947,977
Equifax, Inc.	23,351	899,013
Monster Worldwide, Inc.*	23,131	938,656
Pitney Bowes, Inc.	39,696	1,589,428
R. R. Donnelley & Sons Co.	37,606	1,515,146
Robert Half International, Inc.	29,506	887,836
Waste Management, Inc.	97,613	3,552,137
Western Union Co.	141,552	3,119,806

		15,044,113

Communications Equipment (2.7%)
Ciena Corp.*	19,758	945,618
Cisco Systems, Inc.*	1,163,109	38,452,384
Corning, Inc.	297,322	7,216,005
JDS Uniphase Corp.*	42,594	649,984
Juniper Networks, Inc.*	101,900	3,668,400
Motorola, Inc.	442,028	8,305,706
QUALCOMM, Inc.	320,778	13,706,844
Tellabs, Inc.*	87,652	772,214

		73,717,155

Computers & Peripherals (4.5%)
Apple, Inc.*	166,574	31,640,732
Dell, Inc.*	435,158	13,315,835
EMC Corp.*	408,387	10,368,946
Hewlett-Packard Co.	501,690	25,927,339
International Business Machines Corp.	260,610	30,262,033
Lexmark International Group, Inc.*	20,201	848,240
Network Appliance, Inc.*	72,784	2,291,968
QLogic Corp.*	33,190	515,441
SanDisk Corp.*	46,000	2,042,400
Sun Microsystems, Inc.*	699,382	3,993,471
Teradata Corp.*	35,000	998,550

		122,204,955

Construction & Engineering (0.2%)
Fluor Corp.	17,885	2,825,830
Jacobs Engineering Group, Inc.*	23,600	2,056,740

		4,882,570

Construction Materials (0.1%)
Vulcan Materials Co.	17,676	1,511,475

Consumer Finance (0.8%)
American Express Co.	226,657	13,814,744
Capital One Financial Corp.	77,986	5,115,102
SLM Corp.	76,322	3,599,345

		22,529,191

Containers & Packaging (0.2%)
Ball Corp.	19,230	953,423
Bemis Co.	18,796	529,295
Pactiv Corp.*	26,436	726,197
Sealed Air Corp.	29,194	727,807
Temple-Inland, Inc.	21,410	1,149,075

		4,085,797

Distributors (0.2%)
Genuine Parts Co.	30,316	1,487,606
ProLogis Trust	47,651	3,418,483

		4,906,089

Diversified Consumer Services (0.1%)
Apollo Group, Inc.*	27,126	2,150,007
H & R Block, Inc.	58,072	1,265,969

		3,415,976

Diversified Financial Services (7.2%)
American Capital Strategies Ltd.	34,600	1,501,986
Bank of America Corp.	850,061	41,040,945
Bank of New York Mellon Corp.	213,211	10,415,358
CIT Group, Inc.	39,600	1,395,504
Citigroup, Inc.	952,988	39,930,197
CME Group, Inc.	10,449	6,961,646
Discover Financial Services	96,921	1,870,575
Franklin Resources, Inc.	30,171	3,912,575
Goldman Sachs Group, Inc.	77,672	19,256,442
IntercontinentalExchange, Inc.*	13,500	2,405,700

88 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Diversified Financial Services (continued)
J.P. Morgan Chase & Co.	648,301	$30,470,147
Leucadia National Corp.	32,100	1,626,186
Merrill Lynch & Co., Inc.	164,595	10,866,562
Moody’s Corp.	45,002	1,967,488
Morgan Stanley	201,642	13,562,441
State Street Corp.	77,477	6,180,340

		193,364,092

Diversified Telecommunication Services (3.0%)
AT&T, Inc. (a)	1,168,413	48,827,979
CenturyTel, Inc.	23,476	1,034,118
Citizens Communications Co.	63,436	834,818
Embarq Corp.	27,635	1,462,444
Qwest Communications International, Inc.*	291,430	2,092,467
Verizon Communications, Inc.	556,080	25,618,606
Windstream Corp.	78,282	1,052,893

		80,923,325

Electric Utilities (1.9%)
Allegheny Energy, Inc.*	28,996	1,758,897
American Electric Power Co., Inc.	73,197	3,528,827
Duke Energy Corp.	233,781	4,481,582
Edison International	59,032	3,429,169
Entergy Corp.	39,376	4,720,001
Exelon Corp.	128,198	10,612,231
FirstEnergy Corp.	61,600	4,293,520
FPL Group, Inc.	79,732	5,455,264
Integrys Energy Group, Inc.	12,909	694,633
Pinnacle West Capital Corp.	22,625	914,050
PPL Corp.	69,262	3,580,845
Progress Energy, Inc.	45,251	2,172,048
Southern Co.	150,549	5,519,126

		51,160,193

Electrical Equipment (0.4%)
Cooper Industries Ltd., Class A	32,660	1,711,058
Emerson Electric Co.	147,564	7,713,170
Rockwell International Corp.	31,676	2,181,843

		11,606,071

Electronic Equipment & Instruments (0.3%)
Agilent Technologies, Inc.*	77,376	2,851,305
Jabil Circuit, Inc.	34,941	759,268
Molex, Inc.	29,521	843,120
Tektronix, Inc.	15,095	571,346
Tyco Electronics Ltd.	91,975	3,280,748

		8,305,787

Energy Equipment & Services (2.3%)
Baker Hughes, Inc.	63,447	5,502,124
BJ Services Co.	59,692	1,503,641
ENSCO International, Inc.	30,600	1,697,994
Halliburton Co.	170,024	6,702,346
Nabors Industries Ltd.*	59,354	1,666,660
National-OilWell, Inc.*	66,188	4,847,609
Noble Corp.	55,062	2,915,533
Rowan Cos., Inc.	23,886	931,076
Schlumberger Ltd.	228,336	22,050,408
Smith International, Inc.	36,100	2,384,405
Transocean, Inc.*	57,007	6,804,926
Weatherford International Ltd.*	62,300	4,043,893

		61,050,615

Entertainment (0.5%)
Walt Disney Co. (The)	377,940	13,088,062

Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	86,957	5,848,728
Kroger Co.	136,109	4,000,243
Safeway, Inc.	80,182	2,726,188
SUPERVALU, Inc.	37,379	1,448,436
SYSCO Corp.	111,533	3,824,467
Walgreen Co.	185,825	7,367,961
Whole Foods Market, Inc.	27,400	1,357,396

		26,573,419

Food Products (2.2%)
Archer-Daniels-Midland Co.	128,143	4,584,957
Campbell Soup Co.	38,932	1,439,705
ConAgra Foods, Inc.	89,828	2,131,618
Dean Foods Co.	24,300	674,811
General Mills, Inc.	66,762	3,854,170
H.J. Heinz Co.	59,757	2,795,433
Hershey Foods Corp.	33,522	1,445,133
Kellogg Co.	48,742	2,573,090
Kraft Foods, Inc.	308,067	10,292,519
McCormick & Co.	23,646	828,319
PepsiCo, Inc.	309,574	22,821,795
Sara Lee Corp.	137,099	2,267,618
Tyson Foods, Inc., Class A	45,600	720,480
Wrigley (Wm.) Jr. Co., Class A	42,745	2,636,084

		59,065,732

Gas Utilities (0.1%)
Nicor, Inc.	7,605	329,068
Questar Corp.	31,300	1,786,604

		2,115,672

2007 Annual Report 89

Statement of Investments (Continued)
October 31, 2007

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (1.8%)
Bard (C.R.), Inc.	18,686	$1,562,336
Baxter International, Inc.	120,473	7,229,585
Becton, Dickinson & Co.	49,186	4,105,064
Boston Scientific Corp.*	247,918	3,438,623
Cardinal Health, Inc.	72,897	4,959,183
Covidien Ltd.	91,975	3,826,160
Hospira, Inc.*	28,246	1,167,407
Medtronic, Inc.	220,606	10,465,549
PerkinElmer, Inc.	18,796	517,266
St. Jude Medical, Inc.*	64,722	2,636,127
Stryker Corp.	48,077	3,413,467
Varian Medical Systems, Inc.*	24,300	1,185,111
Zimmer Holdings, Inc.*	43,746	3,039,909

		47,545,787

Health Care Providers & Services (1.7%)
AmerisourceBergen Corp.	36,552	1,721,965
Coventry Health Care, Inc.*	30,300	1,827,393
Express Scripts, Inc.*	52,040	3,283,724
Humana, Inc.*	30,261	2,268,062
Laboratory Corp. of America Holdings*	23,100	1,588,125
Manor Care, Inc.	14,820	986,715
McKesson Corp.	53,947	3,565,897
Medco Health Solutions, Inc.*	53,726	5,070,660
Patterson Cos., Inc.*	24,500	958,195
Quest Diagnostics, Inc.	31,072	1,652,409
Tenet Healthcare Corp.*	82,787	290,582
UnitedHealth Group, Inc.	253,818	12,475,155
WellPoint, Inc.*	114,202	9,048,224

		44,737,106

Health Care Technology (0.0%)
IMS Health, Inc.	36,374	916,989

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	80,463	3,860,615
Darden Restaurants, Inc.	26,276	1,129,868
Harrah’s Entertainment, Inc.	33,521	2,958,228
International Game Technology	60,432	2,635,439
Marriott International, Inc., Class A	65,262	2,682,921
McDonald’s Corp.	232,141	13,858,818
Starbucks Corp.*	149,324	3,983,964
Starwood Hotels & Resorts Worldwide, Inc.	42,924	2,440,659
Wendy’s International, Inc.	19,636	682,547
Wyndham Worldwide Corp.	36,429	1,195,964
YUM! Brands, Inc.	100,862	4,061,713

		39,490,736

Household Durables (0.4%)
Black & Decker Corp.	14,865	1,336,512
Centex Corp.	23,681	593,446
D. R. Horton, Inc.	47,800	606,582
Fortune Brands, Inc.	26,886	2,252,240
Harman International Industries, Inc.	11,700	985,140
KB Home	19,230	531,517
Leggett & Platt, Inc.	33,101	643,152
Lennar Corp., Class A	27,667	632,191
Newell Rubbermaid, Inc.	47,442	1,383,409
Pulte Corp.	39,882	591,849
Snap-on, Inc.	10,470	522,558
Stanley Works (The)	12,980	746,999
Whirlpool Corp.	14,817	1,173,210

		11,998,805

Household Products (2.1%)
Clorox Co. (The)	29,886	1,869,967
Colgate-Palmolive Co.	100,608	7,673,372
Kimberly-Clark Corp.	84,487	5,989,283
Procter & Gamble Co. (The)	597,003	41,503,649

		57,036,271

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	121,193	2,594,742
Constellation Energy Group	36,086	3,417,344
Dynegy, Inc.*	89,003	819,718

		6,831,804

Industrial Conglomerates (3.1%)
General Electric Co.	1,962,932	80,794,281
Textron, Inc.	45,092	3,120,817

		83,915,098

Insurance (4.5%)
ACE Ltd.	59,514	3,607,143
Aetna, Inc.	100,384	5,638,569
AFLAC, Inc.	89,813	5,638,460
Allstate Corp.	115,814	6,068,653
AMBAC Financial Group, Inc.	21,301	784,516
American International Group, Inc.	491,266	31,008,710
AON Corp.	52,827	2,394,120

90 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Insurance (continued)
Assurant, Inc.	19,400	$1,133,736
Chubb Corp. (The)	74,062	3,951,208
CIGNA Corp.	57,083	2,996,287
Cincinnati Financial Corp.	31,489	1,252,632
Genworth Financial, Inc.	81,900	2,235,870
Hartford Financial Services Group, Inc. (The)	58,571	5,683,144
Lincoln National Corp.	52,256	3,259,207
Loews Corp.	82,513	4,050,563
Marsh & McLennan Cos., Inc.	97,193	2,516,327
MBIA, Inc.	26,376	1,135,223
MetLife, Inc.	139,279	9,589,359
Principal Financial Group, Inc.	50,407	3,411,042
Progressive Corp. (The)	139,400	2,578,900
Prudential Financial, Inc.	89,943	8,699,287
Safeco Corp.	21,951	1,270,963
Torchmark Corp.	18,731	1,220,512
Travelers Cos., Inc. (The)	124,815	6,516,591
UnumProvident Corp.	62,649	1,462,228
XL Capital Ltd., Class A	33,146	2,384,855

		120,488,105

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	57,200	5,099,380
eBay, Inc.*	215,176	7,767,854
Expedia, Inc.*	40,100	1,309,666
InterActiveCorp*	40,300	1,187,238

		15,364,138

Internet Software & Services (1.6%)
Akamai Technologies, Inc.*	32,400	1,269,756
Google, Inc., Class A*	44,410	31,397,870
Verisign, Inc.*	51,400	1,752,226
Yahoo!, Inc.*	251,748	7,829,363

		42,249,215

IT Services (0.7%)
Affiliated Computer Services, Inc., Class A*	21,941	1,111,531
Automatic Data Processing, Inc.	100,378	4,974,734
Cognizant Technology Solutions Corp.*	58,800	2,437,848
Computer Sciences Corp.*	31,081	1,814,820
Convergys Corp.*	25,082	459,753
Electronic Data Systems Corp.	92,012	1,986,539
Fidelity National Information Services, Inc.	30,000	1,383,600
Fiserv, Inc.*	32,666	1,809,696
Paychex, Inc.	69,252	2,893,348
Unisys Corp.*	59,662	362,745

		19,234,614

Leisure Equipment & Products (0.6%)
Brunswick Corp.	16,940	377,931
Eastman Kodak Co.	54,446	1,560,422
Hasbro, Inc.	31,121	928,962
Mattel, Inc.	76,623	1,600,655
Time Warner, Inc.	718,043	13,111,465

		17,579,435

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.*	84,576	4,973,914
Waters Corp.*	20,371	1,568,160

		6,542,074

Machinery (1.5%)
Caterpillar, Inc.	120,164	8,965,436
Cummins, Inc.	20,900	2,507,164
Danaher Corp.	44,747	3,833,476
Deere & Co.	43,546	6,745,276
Dover Corp.	36,656	1,686,176
Eaton Corp.	26,916	2,491,883
Ingersoll Rand Co. Ltd., Class A	57,752	2,907,813
ITT Industries, Inc.	31,760	2,125,379
PACCAR, Inc.	68,691	3,816,472
Pall Corp.	20,791	833,095
Parker Hannifin Corp.	35,634	2,863,905
Terex Corp.*	18,700	1,387,914

		40,163,989

Manufacturing (0.7%)
3M Co.	137,089	11,839,006
Illinois Tool Works, Inc.	76,994	4,408,676
Tyco International Ltd.	91,975	3,786,611

		20,034,293

Media (1.9%)
CBS Corp., Class A	100	2,874
CBS Corp., Class B	147,437	4,231,442
Clear Channel Communications, Inc.	95,600	3,610,812
Comcast Corp., Class A*	548,112	11,537,758
Comcast Corp., Special Class A*	43,950	917,237
DIRECTV Group, Inc.*	142,600	3,776,048
Dow Jones & Co., Inc.	12,280	734,467
E.W. Scripps Co., Class A	14,900	670,649

2007 Annual Report 91

Statement of Investments (Continued)
October 31, 2007

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Media (continued)
Gannett Co.	43,176	$1,831,094
Interpublic Group Cos., Inc. (The)*	78,678	814,317
McGraw-Hill Cos., Inc. (The)	65,902	3,297,736
Meredith Corp.	7,935	493,954
New York Times Co., Class A	26,106	510,633
News Corp.	434,900	9,424,283
Omnicom Group Inc.	64,882	3,307,684
Tribune Co.	16,839	509,548
Viacom, Inc., Class A*	100	4,136
Viacom, Inc., Class B*	128,937	5,323,809

		50,998,481

Metals & Mining (1.1%)
Alcoa, Inc.	165,626	6,557,133
Allegheny Technologies, Inc.	19,775	2,020,412
Freeport-McMoRan Copper & Gold, Inc., Class B	72,014	8,474,607
Newmont Mining Corp.	91,132	4,634,974
Nucor Corp.	57,760	3,582,275
Titanium Metals Corp.*	17,300	608,960
U.S. Steel Corp.	23,831	2,571,365

		28,449,726

Multi-Utilities (1.0%)
Ameren Corp.	43,356	2,343,826
CenterPoint Energy, Inc.	56,442	945,968
CMS Energy Corp.	43,756	742,539
Consolidated Edison, Inc.	56,326	2,652,391
Detroit Edison Co.	33,591	1,666,114
Dominion Resources, Inc.	58,194	5,332,316
NiSource, Inc.	45,258	925,526
PG&E Corp.	64,372	3,149,722
Public Service Enterprise Group, Inc.	47,511	4,542,052
Sempra Energy	47,081	2,895,952
TECO Energy, Inc.	49,481	832,765
Xcel Energy, Inc.	73,287	1,652,622

		27,681,793

Multiline Retail (2.1%)
Big Lots, Inc.*	21,251	509,599
CVS Caremark Corp.	286,299	11,958,709
Dillard’s, Inc.	13,090	301,463
Family Dollar Stores, Inc.	27,906	707,417
J.C. Penney Co., Inc.	44,681	2,512,859
Kohl’s Corp.*	62,397	3,429,963
Macy’s, Inc.	86,852	2,781,870
Nordstrom, Inc.	40,692	1,604,893
Sears Holdings Corp.*	15,461	2,083,988
Target Corp.	159,590	9,792,442
Wal-Mart Stores, Inc.	459,882	20,791,265

		56,474,468

Office Electronics (0.1%)
Xerox Corp.*	170,054	2,965,742

Oil, Gas & Consumable Fuels (9.1%)
Anadarko Petroleum Corp.	87,976	5,192,343
Apache Corp.	65,924	6,843,570
Chesapeake Energy Corp.	86,100	3,399,228
Chevron Corp.	408,343	37,367,468
ConocoPhillips	311,756	26,486,790
CONSOL Energy, Inc.	32,100	1,813,650
Devon Energy Corp.	82,908	7,743,607
El Paso Corp.	126,213	2,228,922
EOG Resources, Inc.	49,682	4,401,825
Exxon Mobil Corp.	1,062,561	97,744,986
Hess Corp.	50,260	3,599,119
Marathon Oil Corp.	132,824	7,853,883
Murphy Oil Corp.	33,400	2,459,242
Noble Energy, Inc.	33,700	2,579,398
Occidental Petroleum Corp.	155,854	10,761,719
Peabody Energy Corp.	50,000	2,787,500
Spectra Energy Corp.	114,540	2,975,749
Sunoco, Inc.	24,820	1,826,752
Tesoro Corp.	26,600	1,610,098
Valero Energy Corp.	104,484	7,358,808
Williams Cos., Inc. (The)	110,438	4,029,883
XTO Energy, Inc.	77,199	5,124,470

		246,189,010

Paper & Forest Products (0.3%)
International Paper Co.	84,358	3,117,872
MeadWestvaco Corp.	32,947	1,108,337
Weyerhaeuser Co.	43,901	3,332,525

		7,558,734

Personal Products (0.2%)
Avon Products, Inc.	83,217	3,410,233
Estee Lauder Co., Inc. (The), Class A	21,700	952,630

		4,362,863

Pharmaceuticals (6.1%)
Abbott Laboratories	296,063	16,170,961
Allergan, Inc.	56,232	3,800,158

92 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Pharmaceuticals (continued)
Barr Pharmaceuticals, Inc.*	18,400	$1,054,688
Bristol-Myers Squibb Co.	382,340	11,466,377
Celgene Corp.*	75,400	4,976,400
Eli Lilly & Co.	187,791	10,168,883
Forest Laboratories, Inc., Class A*	59,732	2,333,729
Johnson & Johnson	554,525	36,138,394
King Pharmaceuticals, Inc.*	43,823	464,524
Merck & Co., Inc.	415,576	24,211,458
Mylan Laboratories, Inc.	41,651	626,431
Pfizer, Inc.	1,327,034	32,658,307
Schering-Plough Corp.	290,727	8,872,988
Watson Pharmaceuticals, Inc.*	18,506	565,543
Wyeth	257,572	12,525,726

		166,034,567

Real Estate Investment Trusts (REITs) (1.0%)
Apartment Investment & Management Co.	19,240	899,085
AvalonBay Communities, Inc.	14,000	1,717,100
Boston Properties, Inc.	24,800	2,686,832
Developers Diversified Realty Corp.	27,600	1,391,040
Equity Residential Property Trust	48,911	2,043,502
General Growth Properties, Inc.	50,700	2,756,052
Host Hotels & Resorts, Inc.	100,800	2,233,728
Kimco Realty Corp.	44,100	1,831,032
Plum Creek Timber Co., Inc.	32,361	1,445,566
Public Storage, Inc.	21,800	1,765,146
Simon Property Group, Inc.	41,801	4,351,902
Vornado Realty Trust	27,600	3,083,472

		26,204,457

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	34,000	828,920

Road & Rail (0.7%)
Burlington Northern Santa Fe Corp.	60,152	5,242,247
CSX Corp.	88,012	3,940,297
Norfolk Southern Corp.	74,437	3,844,671
Ryder System, Inc.	11,205	536,159
Union Pacific Corp.	52,816	6,762,561

		20,325,935

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc.*	97,142	1,270,617
Altera Corp.	66,482	1,304,377
Analog Devices, Inc.	64,057	2,143,347
Applied Materials, Inc.	260,219	5,053,453
Broadcom Corp.*	86,396	2,812,190
Intel Corp.	1,118,838	30,096,742
KLA-Tencor Corp.	40,221	2,117,636
Linear Technology Corp.	47,467	1,567,360
LSI Logic Corp.*	136,082	898,141
MEMC Electronic Materials, Inc.*	43,500	3,185,070
Microchip Technology, Inc.	47,100	1,562,307
Micron Technology, Inc.*	133,668	1,404,851
National Semiconductor Corp.	51,477	1,294,132
Novellus Systems*	24,021	682,437
NVIDIA Corp.*	101,533	3,592,238
Teradyne, Inc.*	33,801	417,104
Texas Instruments, Inc.	278,759	9,087,543
Xilinx, Inc.	62,922	1,535,297

		70,024,842

Software (3.6%)
Adobe Systems, Inc.*	116,742	5,591,942
Autodesk, Inc.*	44,862	2,193,752
BMC Software, Inc.*	38,856	1,314,887
C.A., Inc.	81,238	2,148,745
Citrix Systems, Inc.*	31,271	1,344,340
Compuware Corp.*	67,207	672,070
Electronic Arts, Inc.*	59,607	3,643,180
Intuit, Inc.*	63,562	2,044,790
Microsoft Corp.	1,552,089	57,132,396
Novell, Inc.*	62,472	472,288
Oracle Corp.*	754,238	16,721,456
Symantec Corp.*	176,574	3,316,060

		96,595,906

Specialty Retail (1.7%)
Abercrombie & Fitch Co.	18,100	1,433,520
AutoNation, Inc.*	35,580	629,410
AutoZone, Inc.*	10,110	1,257,785
Bed Bath & Beyond, Inc.*	49,202	1,669,916
Best Buy Co., Inc.	79,615	3,862,920
Circuit City Stores, Inc.	30,036	238,185
Gap, Inc. (The)	101,640	1,920,996
Home Depot, Inc. (The)	323,467	10,192,445
Limited, Inc. (The)	63,928	1,407,055
Lowe’s Cos., Inc.	277,798	7,469,988
Nike, Inc.	71,072	4,709,231
Office Depot, Inc.*	51,662	969,179
OfficeMax, Inc.	16,110	509,882
RadioShack Corp.	32,071	661,304

2007 Annual Report 93

Statement of Investments (Continued)
October 31, 2007

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Specialty Retail (continued)
Sherwin Williams Co.	22,086	$1,411,737
Staples, Inc.	131,072	3,059,221
Tiffany & Co.	28,586	1,548,790
TJX Cos., Inc.	83,268	2,408,943

		45,360,507

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.*	74,100	2,709,096
Jones Apparel Group, Inc.	21,091	441,646
Liz Claiborne, Inc.	18,911	538,396
Polo Ralph Lauren Corp.	13,100	901,280
V.F. Corp.	17,406	1,516,585

		6,107,003

Thrifts & Mortgage Finance (1.0%)
Countrywide Credit Industries, Inc.	110,492	1,714,836
Fannie Mae	188,875	10,773,430
Freddie Mac	129,438	6,760,547
Hudson City Bancorp, Inc.	95,000	1,487,700
MGIC Investment Corp.	19,360	374,809
Sovereign Bancorp	63,395	914,790
Washington Mutual, Inc.	172,011	4,795,667

		26,821,779

Tobacco (1.2%)
Altria Group, Inc.	403,343	29,415,805
Reynolds American, Inc.	34,090	2,196,419
UST, Inc.	33,981	1,811,867

		33,424,091

Trading Companies & Distributors (0.0%)
Grainger (W.W.), Inc.	14,225	1,279,112

Wireless Telecommunication Services (0.5%)
ALLTEL Corp.	68,867	4,899,887
Sprint Nextel Corp.	545,214	9,323,158

		14,223,045

Total Common Stocks (Cost $2,074,935,839)		2,616,917,095

Repurchase Agreements (3.1%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $37,475,166, collateralized by U.S. Government Agency Mortgages with a market value of $38,219,563	$37,470,160	$37,470,160
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $46,727,991, collateralized by U.S. Government Agency Mortgages with a market value of $47,656,183	46,721,748	46,721,748
Total Repurchase Agreements
(Cost $84,191,908)		84,191,908

Total Investments (Cost $2,159,127,747) (b) — 100.1%		2,701,109,003
Liabilities in excess of other assets — (0.1)%		(789,131)

NET ASSETS — 100.0%		$2,700,319,872

*	Denotes a non-income producing security.

(a)	All or a part of the security was held as collateral for futures.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

At October 31, 2007, the Fund’s open futures contracts were as follows:

			Market Value	Unrealized
Number of	Long		Covered by	Appreciation/
Contracts	Contracts	Expiration	Contracts	Depreciation

224	S&P Emini	12/20/07	$87,074,400	$1,549,964

			$87,074,400	$1,549,964

See Accompanying Notes to Financial Statements.

94 Annual Report 2007

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the annual period ended Oct. 31, 2007, the Nationwide Small Cap Index Fund (Class A at NAV) returned 8.36% versus 9.27% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 757 funds as of Oct. 31, 2007) was 10.50% for the same time period.

Can you describe the market environment during the reporting period?

U.S. equities, as represented by the broad-market S&P 500® Index, gained 14.56% during the reporting period, despite continued weakness in the housing and subprime mortgage markets. Shares of mid-and large-cap companies outperformed their small-cap counterparts, with the S&P Midcap 400® Index and the large-cap Russell 1000® Index advancing 17.02% and 14.56%, respectively, while the small-cap Russell 2000 Index returned 9.27%. Strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up equity prices during the reporting period. Regarding the U.S. economy, the most recent data from the Department of Labor’s Bureau of Labor Statistics indicated that the unemployment rate stood at 4.7% as of Oct. 31, 2007. The rate was unchanged from September, but was somewhat higher than the 4.1% rate in October 2006. Nonfarm payroll employment rose by roughly 166,000 during the month, with gains in professional and business services, health care, and leisure and hospitality. The manufacturing employment figure, however, fell by 21,000 in October, following a decline of 17,000 during the previous month.

What areas detracted from Fund performance?

The financials sector was the lone negative performer in the Index during the reporting period, falling 10.1%. In addition, the consumer discretionary sector was up only 0.3%. The five stocks that posted the lowest returns within the Index and held by the Fund during the period were: financials-sector companies American Home Mortgage Investment Corp., RAIT Financial Trust and NovaStar Financial, Inc.; The Children’s Place Retail Stores, Inc., consumer discretionary; and American Commercial Lines Inc., industrials.

What areas of investment provided the most positive relative returns for the Fund?

Nine of the 10 sectors in the Russell 2000 Index recorded gains for the reporting period, led by materials with 41.6%; energy, 21.2%; telecommunication services, 20.5%; and information technology, 18.4%. The five strongest performers among individual stocks held by the Fund were: CF Industries Holdings, Inc., materials; aQuantive, Inc., consumer discretionary; materials-sector companies AK Steel Holding Corp. and Terra Industries Inc.; and FLIR Systems, Inc., information technology.

What is your outlook for the near term?

We believe it is still too early to assess accurately the effects that financial market turbulence will have on broader credit conditions. However, a clearer picture has emerged of the state of the global economy prior to the credit crisis, and also of the initial impact. The global economy had been growing at a rate above the long-term trend, and a slowdown in the U.S. economy had not slowed growth to the same extent elsewhere in the world. However, in the period just prior to August 2007, the U.S. economy had accelerated from its low point earlier in the year. Housing market weakness remained substantial, but the long-awaited associated weakening in personal spending has yet to appear. In fact, capital spending rebounded and the contribution from net exports was clearly positive. We expect somewhat slower growth in the fourth quarter of 2007, but there is still little sign of a sharp growth deceleration in the United States. We believe that “sluggish” rather than “recessionary” best sums up the global economic picture; the credit crisis has not delivered an immediate sharp slowdown in growth.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Debra L. Jelilian and Jeffrey L. Russo, CFA

2007 Annual Report 95

Nationwide Small Cap Index Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Gross	Net
					Expense	Expense
		1 Yr.	5 Yr.	10 Yr.[1]	Ratio*	Ratio*

Class A	w/o SC2	8.36%	17.84%	7.33%	0.74%	0.70%
	w/SC3	2.14%	16.46%	6.70%

Class B4	w/o SC2	7.68%	17.07%	6.93%	1.34%	1.30%
	w/SC5	2.83%	16.86%	6.93%

Class C6	w/o SC2	7.74%	17.11%	6.95%	1.34%	1.30%
	w/SC7	6.77%	17.11%	6.95%

Class R [8,9]		8.38%	17.84%	7.34%	1.04%	1.00%

Institutional Class[8]		8.76%	18.30%	7.70%	0.34%	0.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) would be deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance of Class R shares would have been lower.

96 Annual Report 2007

Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 97

Shareholder	Nationwide Small Cap Index Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses Paid
			Account Value	Account Value	During	Annualized
Nationwide Small Cap Index Fund			5/1/07	10/31/07	Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,016.90	$3.71	0.73%
	Hypothetical	[1]	$1,000.00	$1,021.52	$3.73	0.73%

Class B	Actual		$1,000.00	$1,014.00	$6.55	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

Class C	Actual		$1,000.00	$1,014.20	$6.55	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

Class R	Actual		$1,000.00	$1,017.20	$3.41	0.67%
	Hypothetical	[1]	$1,000.00	$1,021.82	$3.42	0.67%

Institutional Class	Actual		$1,000.00	$1,019.50	$1.48	0.29%
	Hypothetical	[1]	$1,000.00	$1,023.74	$1.48	0.29%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

98 Annual Report 2007

Portfolio Summary	Nationwide Small Cap Index Fund

(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	89.4%
Repurchase Agreements	10.6%
Other Investments*	0.7%
Liabilities in excess of other Assets**	-0.7%

100.0%

Top Industries

Real Estate Investment Trusts (REITs)	5.1%
Commercial Banks	4.9%
Commercial Services & Supplies	4.0%
Health Care Equipment & Supplies	3.8%
Oil, Gas & Consumable Fuels	3.6%
Software	3.6%
Semiconductors & Semiconductor Equipment	3.3%
Pharmaceuticals	3.0%
Insurance	3.0%
Machinery	2.7%
Other	63.0%

100.0%

Top Holdings***

Hologic, Inc.	0.5%
Exterran Holdings, Inc.	0.4%
FLIR Systems, Inc.	0.3%
C.F. Industries Holdings, Inc.	0.3%
Equinix, Inc.	0.3%
Chipotle Mexican Grill, Inc.	0.3%
Sotheby’s Holdings, Inc.	0.2%
DeVry, Inc.	0.2%
Time Warner Telecom, Inc.	0.2%
Priceline.com, Inc.	0.2%
Other	97.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 99

Statement of Investments
October 31, 2007

Nationwide Small Cap Index Fund

Common Stocks (89.4%)

	Shares	Value

Aerospace & Defense (1.5%)
AAR Corp.* (b)	11,268	$361,139
Aerovironment, Inc.*	700	18,011
Argon St., Inc.*	5,240	105,900
Ceradyne, Inc.*	7,340	502,129
Cubic Corp. (b)	5,146	231,570
Curtiss-Wright Corp.	12,048	678,182
Dyncorp International, Inc.*	8,300	187,912
EDO Corp.	5,679	329,382
Esterline Technologies Corp.*	6,561	359,412
Gencorp, Inc.*	14,274	168,148
Geoeye, Inc.*	3,800	118,978
HEICO Corp.	6,948	378,249
Hexcel Corp.*	25,275	632,633
Innovative Solutions and Support, Inc.*	4,002	86,523
Ionatron, Inc.*	9,620	35,402
Ladish Co., Inc.*	4,800	220,272
Moog, Inc., Class A*	10,263	473,638
MTC Technologies, Inc.*	2,162	39,543
Orbital Sciences Corp.*	16,122	411,595
Stanley, Inc.*	900	23,832
Taser International, Inc.*	19,516	324,941
Teledyne Technologies, Inc.*	10,463	547,320
Triumph Group, Inc.	4,705	374,612
United Industrial Corp.	2,800	226,296

		6,835,619

Air Freight & Logistics (0.3%)
ABX Air, Inc.*	14,400	91,008
Atlas Air Worldwide Holdings, Inc.*	4,600	269,514
Dynamex, Inc.*	2,360	70,045
Forward Air Corp.	8,491	277,061
HUB Group, Inc., Class A*	10,515	266,765
Pacer International, Inc.	10,224	150,702

		1,125,095

Airlines (0.4%)
AirTran Holdings, Inc.* (b)	24,819	258,366
Alaska Air Group, Inc.*	10,688	271,475
Allegiant Travel Co.*	600	21,612
ExpressJet Holdings, Inc.*	9,546	31,693
JetBlue Airways Corp.* (b)	53,000	483,890
Midwest Air Group, Inc.*	5,300	85,966
Pinnacle Airlines Corp.*	5,700	90,288
Republic Airways Holdings, Inc.*	9,500	202,255
SkyWest, Inc.	19,058	520,093

		1,965,638

Auto Components (1.0%)
Aftermarket Technology Corp.*	7,136	246,335
American Axle & Manufacturing Holdings, Inc.	12,145	333,502
Amerigon, Inc.*	7,800	153,192
ArvinMeritor, Inc.	19,379	287,390
Cooper Tire & Rubber Co.	16,768	373,591
Drew Industries, Inc.*	4,298	170,115
GenTek, Inc.*	2,400	81,600
Hayes Lemmerz International, Inc.*	31,100	144,615
Hayes Lemmerz International, Inc.* (c)	110	0
Lear Corp.*	20,790	738,669
LKQ Corp.*	17,600	678,656
Modine Manufacturing Co.	8,340	193,988
Noble International Ltd.	4,505	84,108
Raser Technologies, Inc.*	6,700	74,973
RSC Holdings, Inc.*	3,900	56,745
Sauer-Danfoss, Inc.	1,838	47,604
Spartan Motors, Inc.	10,900	153,036
Standard Motor Products, Inc.	2,300	19,228
Superior Industries International, Inc.	7,785	157,335
Tenneco Automotive, Inc.*	12,570	384,768
Visteon Corp.*	35,220	223,647

		4,603,097

Automobiles (0.1%)
Fleetwood Enterprises, Inc.* (a)	17,361	156,249
Midas, Inc.*	4,000	63,880
Monaco Coach Corp.	8,339	96,733
Winnebago Industries, Inc.	8,553	220,496

		537,358

Banks (0.2%)
FNB Corp.	14,789	245,793
Hancock Holding Co.	7,292	277,315
Oritani Financial Corp.*	900	14,940
Park National Corp. (a)	2,941	233,104

		771,152

Beverages (0.1%)
Boston Beer Co., Inc., Class A*	3,555	185,749
Coca-Cola Bottling Co.	1,000	59,000
Jones Soda Co.*	8,900	82,681
MGP Ingredients, Inc.	3,600	34,344
National Beverage Corp.	1,932	16,055

		377,829

Biotechnology (1.8%)
Acorda Therapeutics, Inc.*	5,600	113,512
Affymax, Inc.*	500	14,225

100 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Alkermes, Inc.*	26,557	$430,223
ARIAD, Inc.*	25,114	128,081
Arqule, Inc.*	7,400	58,090
Array BioPharma, Inc.*	10,800	120,960
Bio-Rad Laboratories, Inc., Class A*	4,815	465,033
Bio-Reference Laboratories, Inc.*	3,400	109,072
Biomimetic Therapeutics, Inc.*	4,600	63,342
C.V. Therapeutics, Inc.*	18,344	187,842
Cambrex Corp.	7,824	89,115
Celera Genomics Group*	19,573	319,236
Cell Genesys, Inc.*	24,617	83,698
Cytokinetics, Inc.*	6,200	30,690
Cytrx Corp.*	22,600	85,428
Dendreon Corp.* (a)	27,178	203,020
Enzon Pharmaceuticals, Inc.*	16,505	157,293
Exelixis, Inc.*	30,540	335,940
Genomic Health, Inc.*	2,400	61,512
GenVec, Inc.*	28,400	72,136
Geron Corp.*	23,217	177,378
Halozyme Therapeutics, Inc.*	15,300	140,454
Immunomedics, Inc.*	22,000	50,600
Incyte Genomics, Inc.*	27,929	241,865
InterMune, Inc.*	8,283	164,997
Kosan Biosciences, Inc.*	7,000	35,630
Mannkind Corp.*	9,200	83,996
Martek Biosciences Corp.*	8,805	268,993
Maxygen, Inc.*	5,709	43,217
Medarex, Inc.* (a)	36,142	431,897
Medivation, Inc.*	7,300	152,497
Metabolix, Inc.*	3,100	89,559
Myriad Genetics, Inc.*	13,144	727,652
Nektar Therapeutics*	28,895	172,792
Neurocrine Biosciences, Inc.* (a)	12,035	111,324
Neurogen Corp.*	5,000	19,700
Novacea, Inc.*	4,500	34,740
Omrix Biopharmaceuticals, Inc.*	3,900	135,876
Orexigen Therapeutics, Inc.*	200	2,928
Orthofix International NV*	3,800	204,820
Osiris Therapeutics, Inc.*	1,700	24,055
Pharmion Corp.*	7,865	378,464
Protalix Biotherapeutics, Inc.*	4,150	21,165
Regeneration Technologies, Inc.*	10,700	113,527
Seattle Genetics, Inc.*	11,500	138,115
Senomyx, Inc.*	10,300	119,068
Sonic Innovations, Inc.*	10,500	107,940
Telik, Inc.*	18,406	75,465
Tercica, Inc.*	5,100	31,365
United Therapeutics Corp.*	6,412	438,837
Vivus, Inc.*	11,400	56,886
XOMA Ltd.*	46,000	168,820
Zymogenetics, Inc.* (b)	8,854	119,086

		8,212,156

Building Products (0.4%)
Aaon, Inc.	2,250	41,085
American Woodmark Corp.	5,035	127,687
Ameron International Corp.	2,900	312,823
Apogee Enterprises, Inc.	9,550	224,711
Builders FirstSource, Inc.*	3,100	22,475
Goodman Global, Inc.*	9,200	226,780
Griffon Corp.*	9,560	147,511
Insteel Industries, Inc.	5,000	58,000
NCI Building Systems, Inc.*	6,094	238,763
PGT, Inc.*	900	7,191
Simpson Manufacturing Co., Inc.	9,318	279,447
Trex Co., Inc.*	4,700	50,948
Universal Forest Products, Inc.	6,106	218,656

		1,956,077

Capital Markets (1.1%)
ACA Capital Holdings, Inc.*	200	692
Ares Capital Corp. (a)	22,401	372,753
Calamos Asset Management, Inc.	7,800	265,356
Capital Southwest Corp.	815	99,560
Cohen & Steers, Inc.	4,150	156,040
Cowen Group, Inc.*	2,600	31,564
Evercore Partners, Inc.	1,400	36,302
FCStone Group, Inc.*	3,300	116,325
Freedom Acquisition Holdings, Inc.*	16,920	224,021
GAMCO, Investors, Inc., Class A	1,568	97,075
Gladstone Capital Corp. (a)	3,128	58,900
Greenhill & Co., Inc.	4,800	355,104
Hercules Technology Growth Capital, Inc.	9,400	120,602
KBW, Inc.*	7,200	218,088
Knight Capital Group, Inc., Class A*	31,175	418,057
Kohlberg Capital Corp.	3,600	46,368
Labranche & Co., Inc.*	12,306	67,437
Marketaxess Holdings, Inc.*	8,400	131,628
MCG Capital Corp.	19,898	278,771
MVC Capital, Inc.	8,500	145,010
Penson Worldwide, Inc.*	2,800	47,404
Piper Jaffray Cos.*	5,079	261,060
Sanders Morris Harris Group, Inc.	2,553	23,207
Stifel Financial Corp.*	4,633	262,923
SWS Group, Inc.	7,025	133,405
Technology Investment Capital Corp.	3,600	46,980
Thomas Weisel Partners Group, Inc.*	4,130	65,708

2007 Annual Report 101

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
TradeStation Group, Inc.*	10,400	$126,880
Waddell & Reed Financial, Inc.	25,540	848,439

		5,055,659

Chemicals (2.1%)
A. Schulman, Inc.	9,808	231,567
American Vanguard Corp.	3,633	64,558
Arch Chemicals, Inc.	6,050	276,001
Balchem Corp.	3,565	77,396
C.F. Industries Holdings, Inc.	15,400	1,353,660
Calgon Carbon Corp.* (a)	12,748	189,945
Ferro Corp.	13,517	280,072
Flotek Industries, Inc.*	5,800	294,640
Fuller (H. B.) Co.	16,300	479,709
Georgia Gulf Corp.	10,876	131,600
Hercules, Inc.	34,568	650,224
Innophos Holdings, Inc.	4,100	65,190
Innospec, Inc.	6,544	139,322
Koppers Holdings, Inc.	4,900	219,520
Kronos Worldwide, Inc.	652	12,245
Landec Corp.*	8,300	123,338
LSB Industries, Inc.*	5,200	140,504
Minerals Technologies, Inc.	5,835	409,734
N.L. Industries, Inc. (a)	1,928	21,324
Newmarket Corp.	4,175	224,448
O.M. Group, Inc.*	9,000	476,820
Olin Corp.	19,998	455,554
PolyOne Corp.*	24,288	194,061
Rockwood Holdings, Inc.*	8,800	343,992
Sensient Technologies Corp.	12,754	381,217
Shengdatech, Inc.*	13,100	105,979
Spartech Corp.	7,988	122,776
Stepan Co.	1,700	58,888
Symyx Technologies, Inc.*	11,559	106,458
Terra Industries, Inc.*	25,600	944,384
Tronox, Inc.	1,500	12,765
Tronox, Inc., Class B	7,800	64,194
W.R. Grace & Co.*	19,000	562,400
Zoltek Cos., Inc.*	6,500	287,625

		9,502,110

Commercial Banks (4.9%)
1st Source Corp.	2,240	43,098
Alabama National Bancorp	5,441	428,860
Amcore Financial, Inc.	7,195	170,593
Americanwest Bancorp	4,680	90,464
Ameris Bancorp	3,428	57,796
BancFirst Corp.	1,400	63,616
Banco Latinoamericano de Exportaciones, SA	5,800	112,926
Bancorp, Inc. (The)*	4,705	84,455
Bank of the Ozarks, Inc.	3,316	95,998
BankFinancial Corp.	6,200	98,704
Banner Corp.	4,487	146,545
Boston Private Financial Holdings, Inc.	12,165	349,865
Capital City Bank Group, Inc. (a)	2,337	65,880
Capital Corp. of the West	2,560	49,792
Capitol Bancorp Ltd.	3,885	82,362
Cascade Bancorp (a)	8,018	154,266
Cathay General Bancorp, Inc.	15,913	492,826
Centennial Bank Holdings, Inc.*	15,000	82,500
Center Financial Corp.	3,480	44,509
Central Pacific Financial Corp.	7,605	170,580
Chemical Financial Corp.	6,771	169,275
Chittenden Corp.	12,491	444,929
Citizens Banking Corp.	24,201	368,339
City Holding Co.	4,662	176,270
Cobiz, Inc.	4,974	88,786
Columbia Banking System, Inc.	6,409	199,128
Community Bancorp*	3,000	60,810
Community Bank System, Inc.	7,509	157,013
Community Banks, Inc.	5,707	173,265
Community Trust Bancorp, Inc.	4,211	122,751
CVB Financial Corp. (a)	16,440	192,677
Enterprise Financial Services Corp.	1,300	29,016
First Bancorp (a)	3,264	59,046
First BanCorp.	20,410	179,404
First Charter Corp.	9,583	290,365
First Commonwealth Financial Corp. (a)	17,466	200,684
First Community Bancorp	8,217	400,168
First Community Bancshares, Inc.	2,020	69,367
First Financial Bancorp	9,046	106,290
First Financial Bankshares, Inc.	4,874	190,232
First Financial Corp. (a)	3,594	110,228
First Indiana Corp.	4,755	151,209
First Merchants Corp.	3,655	80,593
First Midwest Bancorp, Inc.	15,452	520,423
First Regional Bancorp*	3,920	92,120
First South Bancorp, Inc.	960	23,981
First State Bancorp	7,181	121,862
FirstMerit Corp.	25,100	532,120
Flushing Financial Corp.	5,850	99,450
Frontier Financial Corp. (a)	13,014	288,781
Glacier Bancorp, Inc. (a)	13,163	267,735
Great Southern Bancorp, Inc.	1,976	46,238
Greene Bancshares, Inc.	3,600	115,380

102 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Commercial Banks (continued)
Hanmi Financial Corp.	11,428	$125,937
Harleysville National Corp. (a)	7,875	118,676
Heartland Financial U.S.A., Inc.	2,450	48,853
Heritage Commerce Corp.	3,200	59,328
Home Bancshares, Inc.	1,500	31,980
Horizon Financial Corp.	4,550	78,897
Iberiabank Corp.	3,625	179,691
Imperial Capital Bancorp, Inc.	2,335	50,413
Independent Bank Corp.	4,910	145,238
Independent Bank Corp., Michigan	8,484	89,591
Integra Bank Corp.	6,698	115,407
International Bancshares Corp.	13,220	288,989
Investors Bancorp, Inc.*	12,500	187,500
Irwin Financial Corp.	5,145	49,598
Lakeland Bancorp, Inc.	2,637	35,752
Lakeland Financial Corp.	2,500	52,275
M.B. Financial, Inc.	11,481	382,777
Macatawa Bank Corp.	4,790	53,361
Mainsource Financial Group, Inc. (a)	4,737	79,629
Midwest Banc Holding, Inc.	4,340	57,722
Nara Bankcorp, Inc.	8,354	129,320
National Penn Bancshares, Inc. (a)	16,510	278,359
NBT Bancorp, Inc.	7,974	196,719
Old National Bancorp (a)	20,540	343,223
Old Second Bancorp, Inc.	4,884	138,461
Omega Financial Corp.	2,233	61,073
Oriental Financial Group	9,304	116,207
Pacific Capital Bancorp	15,111	313,251
Peoples Bancorp, Inc.	2,635	65,796
Preferred Bank	2,450	72,838
PrivateBancorp, Inc.	6,502	183,096
Prosperity Bancshares, Inc.	11,470	370,710
Provident Bankshares Corp.	10,023	247,267
Renasant Corp.	4,193	97,487
Republic Bancorp, Inc., Class A	1,768	27,316
Royal Bancshares of Pennsylvania, Inc., Class A	469	8,902
S&T Bancorp, Inc.	6,201	205,377
S.Y. Bancorp, Inc.	2,030	51,278
Sandy Spring Bancorp, Inc.	4,256	126,488
Santander Bancorp	242	3,315
SCBT Financial Corp.	1,428	45,625
Seacoast Banking Corp. of Florida (a)	5,625	82,406
Security Bank Corp.	4,400	45,848
Sierra Bancorp	700	19,026
Signature Bank*	9,613	328,284
Simmons First National Corp., Class A	2,843	76,875
South Financial Group, Inc.	23,000	475,180
Southside Bancshares, Inc. (a)	2,989	66,210
Southwest Bancorp	4,100	77,613
Sterling Bancorp	7,726	113,495
Sterling Bancshares, Inc.	24,742	301,852
Sterling Financial Corp.	9,265	170,013
Sterling Financial Corp. (Spokane)	16,224	365,040
Suffolk Bancorp	2,683	88,619
Sun Bancorp, Inc.*	3,317	57,417
Superior Bancorp*	9,400	71,816
Susquehanna Bancshares, Inc.	16,971	342,305
SVB Financial Group*	10,745	556,484
Taylor Capital Group, Inc.	1,600	41,376
Texas Capital Bancshares, Inc.*	8,320	184,122
Tompkins Trustco, Inc.	1,762	73,193
Trico Bancshares	2,424	53,570
Trustmark Corp.	15,420	416,186
UCBH Holdings, Inc.	31,075	530,450
UMB Financial Corp.	8,370	351,540
Umpqua Holdings Corp.	19,478	329,763
Union Bankinghares Corp.	2,795	59,729
United Bankingshares, Inc.	11,065	335,269
United Community Banks, Inc.	13,576	300,573
United Security Bancshares	4,000	66,000
Univest Corp. of Pennsylvania	1,980	43,322
USB Holding Co., Inc.	2,515	54,802
Virginia Commerce Bancorp, Inc.*	6,186	88,398
W Holding Co., Inc. (a)	24,280	50,988
Washington Trust Bancorp	3,140	78,280
WesBanco, Inc.	6,800	156,876
West America Bankcorp (a)	9,412	452,529
West Coast Bancorp	3,100	84,072
Western Alliance Bancorp* (a)	3,100	70,494
Wilshire Bankcorp, Inc.	4,596	47,339
Wintrust Financial Corp.	7,897	290,136

		21,724,782

Commercial Services & Supplies (4.0%)
ABM Industries, Inc.	12,378	291,131
Acco Brands Corp.*	13,700	293,728
Administaff, Inc.	6,319	252,002
Advisory Board Co. (The)*	5,700	365,997
Ambassadors International	3,400	69,564
American Ecology Corp.	4,400	105,336
American Reprographics Co.*	8,100	164,268
Amper Corp.	500	18,690
Barrett Business Services, Inc.	3,500	59,465
Bowne & Co., Inc.	9,688	168,377
Brady Corp., Class A	13,289	490,364
Casella Waste Systems, Inc., Class A*	9,137	134,588
CBIZ, Inc.*	12,843	115,587

2007 Annual Report 103

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies (continued)
CDI Corp.	4,721	$130,111
Cenveo, Inc.*	17,150	387,247
Clean Harbors, Inc.*	5,100	251,073
CompX International, Inc.	200	3,960
Comsys IT Partners, Inc.*	4,490	79,832
Consolidated Graphics, Inc.*	2,814	180,040
Cornell Cos., Inc.*	3,300	82,104
CoStar Group, Inc.*	5,165	296,988
CRA International, Inc.*	3,931	203,547
Deluxe Corp.	14,100	568,794
Diamond Management & Technology Consultants, Inc.	7,700	82,236
Ennis, Inc.	6,100	124,684
Exponet, Inc.*	5,100	154,071
First Advantage Corp., Class A*	2,636	48,397
FTI Consulting, Inc.*	11,375	617,663
Fuel Tech, Inc.*	4,000	118,280
G & K Services, Inc., Class A	7,222	292,780
Geo Group, Inc. (The)*	13,644	431,560
Healthcare Services Group, Inc.	12,450	273,402
Herman Miller, Inc.	19,000	517,180
Hudson Highland Group, Inc.*	6,950	79,786
Huron Consulting Group, Inc.*	5,100	356,388
ICT Group, Inc.*	2,200	24,024
IHS, Inc., Class A*	8,200	517,010
IKON Office Solutions, Inc.	28,920	381,744
Interface, Inc.	17,355	332,001
Kelly Services, Inc.	6,840	143,845
Kenexa Corp.*	8,100	237,492
Kforce, Inc.*	8,175	98,427
Knoll, Inc.	11,900	225,981
Korn/ Ferry International*	11,579	221,854
Labor Ready, Inc.*	13,969	245,575
Layne Christensen Co.*	4,640	264,202
LECG Corp.*	8,400	147,084
M & F Worldwide Corp.*	3,300	173,151
Manhattan Associates, Inc.*	7,340	221,374
McGrath Rentcorp	5,906	202,458
Mine Safety Appliances Co. (a)	7,687	351,988
Mobile Mini, Inc.*	11,029	197,750
Multi-Color Corp.	1,950	44,850
Navigant Consulting, Inc.*	15,669	206,517
Odyssey Marine Exploration, Inc.*	15,800	110,758
On Assignment, Inc.*	9,500	79,230
PeopleSupport, Inc.*	6,400	73,728
PHH Corp.*	13,920	311,251
Pike Electric Corp.*	4,800	94,560
Resources Connection, Inc.	15,855	361,018
Rollins, Inc.	7,661	232,665
SAIC, Inc.*	30,170	594,651
Schawk, Inc., Class A	4,045	91,902
School Specialty, Inc.*	6,108	206,145
Spherion Corp.*	15,267	133,128
Standard Parking Corp.*	600	25,740
Standard Register Co.	3,851	49,408
Steiner Leisure Ltd.*	5,800	260,884
Taleo Corp., Class A*	5,800	162,110
Team, Inc.*	4,000	128,760
TeleTech Holdings, Inc.*	13,411	334,336
Tetra Technology, Inc.*	18,507	432,138
United Stationers, Inc.*	8,701	503,875
Viad Corp.	5,485	194,388
Volt Information Sciences, Inc.*	3,657	56,866
Waste Connections, Inc.*	19,434	657,064
Waste Industries U.S.A., Inc.	1,100	39,600
Waste Services, Inc.* (a)	5,299	48,539
Watson Wyatt Worldwide, Inc.	11,285	537,956

		17,767,247

Communications Equipment (2.3%)
3Com Corp.*	120,590	588,479
Acme Packet, Inc.*	4,500	64,620
ADTRAN, Inc. (b)	18,705	450,229
Anaren, Inc.*	6,993	109,580
Andrew Corp.*	42,300	620,118
Arris Group, Inc.*	29,633	340,780
Avanex Corp.*	39,800	73,630
Avocent Corp.*	15,000	405,450
Bel Fuse, Inc., Class B	3,249	103,383
Bigband Networks, Inc.*	1,600	9,600
Black Box Corp.	4,677	186,986
C-COR, Inc.*	13,900	170,414
Comtech Group, Inc.*	4,600	98,946
Comtech Telecommunications Corp.*	7,270	394,397
Digi International, Inc.*	5,100	81,804
Ditech Networks, Inc.*	8,320	41,350
Dycom Industries, Inc.*	11,096	313,462
EMS Technologies*	4,200	117,768
Extreme Networks, Inc.*	34,362	150,506
Finisar Corp.*	67,480	156,554
Foundry Networks, Inc.*	43,200	913,248
Harmonic, Inc.*	24,784	305,339
Harris Stratex Networks, Inc., Class A*	6,850	130,972
Interactive Intelligence, Inc.*	2,300	59,915
Ixia*	9,536	99,747
Loral Space & Communications, Inc.*	2,600	104,988
MasTec, Inc.*	10,046	158,626
MRV Communications, Inc.*	34,495	97,966

104 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
NEON Communications, Inc.* (c)	125	$0
Netgear, Inc.*	10,230	361,528
Network Equipment Technologies, Inc.*	5,600	83,440
Ntelos Holding Corp.	6,560	198,046
Oplink Communications, Inc.*	8,556	129,367
OpNext, Inc.*	3,600	42,840
Optium Corp.*	1,700	18,207
Orbcomm, Inc.*	5,600	46,200
Packeteer, Inc.*	11,629	101,056
Plantronics, Inc.	12,941	353,936
Polycom, Inc.*	27,900	780,642
Powerwave Technologies, Inc.*	35,405	196,852
Seachange International, Inc.*	4,300	26,703
Sirenza Microdevices, Inc.*	10,200	168,708
Sonus Networks, Inc.*	68,550	472,995
Sycamore Networks, Inc.*	63,618	271,649
Symmetricom, Inc.*	12,585	59,653
Tekelec*	16,810	221,892
U.T. Starcom, Inc.* (a)	37,925	121,360
ViaSat, Inc.*	6,623	202,002

		10,205,933

Computers & Peripherals (0.9%)
Adaptec, Inc.*	32,530	114,831
Avid Technology, Inc.*	11,800	346,802
Cray, Inc.*	11,100	67,377
Electronics for Imaging, Inc.*	17,333	395,192
Emulex Corp.*	22,440	486,050
Hurco Co., Inc.*	1,300	74,230
Hutchinson Technology, Inc.*	8,596	203,983
Hypercom Corp.*	18,730	101,329
Imation Corp.	10,400	231,712
Immersion Corp.*	9,300	150,567
Integral Systems, Inc.	1,751	39,258
Intermec, Inc.*	15,891	403,949
LivePerson, Inc.*	7,600	43,624
Palm, Inc.	29,785	268,661
Quantum Corp.*	47,802	191,208
Rackable Systems, Inc.*	10,445	142,679
Rimage Corp.*	1,700	44,438
Silicon Graphics, Inc.*	700	13,118
Smart Modular Technologies*	11,900	105,196
STEC, Inc.*	5,700	36,708
Stratasys, Inc.*	6,200	161,386
Synaptics, Inc.*	7,857	427,028

		4,049,326

Construction & Engineering (0.8%)
Aecom Technology Corp.*	11,200	378,224
Comfort Systems U.S.A., Inc.	11,075	161,916
Emcor Group, Inc.*	17,320	596,328
Granite Construction, Inc.	10,205	436,978
Insituform Technologies, Inc.*	9,782	137,535
Integrated Electrical Services, Inc.*	4,900	114,219
Perini Corp.*	7,083	406,210
Walter Industries, Inc.	13,600	416,704
Washington Group International, Inc.*	7,875	766,631

		3,414,745

Construction Materials (0.2%)
Headwaters, Inc.*	11,844	169,961
Michael Baker Corp.*	2,700	142,533
Texas Industries, Inc.	7,358	537,576
U.S. Concrete, Inc.*	9,200	45,632

		895,702

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	17,080	163,285
Advanta Corp., Class B	9,432	149,026
Cash America International, Inc.	8,254	321,906
CompuCredit Corp.*	6,851	136,540
Credit Acceptance Corp*	1,368	30,643
Dollar Financial Corp.*	5,300	173,840
EZCORP, Inc., Class A*	10,100	132,916
First Cash Financial Services, Inc.*	8,205	161,310
Nelnet, Inc.	3,400	63,172
Q.C. Holdings, Inc.	300	4,548
World Acceptance Corp.*	5,634	181,753

		1,518,939

Consumer Goods (0.4%)
1-800-Flowers.Com, Inc.*	9,346	112,059
American Dairy, Inc.*	400	8,788
CEC Entertainment, Inc.*	8,348	248,770
Central Garden & Pet Co.*	18,912	157,348
Helen of Troy Ltd.*	9,800	176,400
Jamba, Inc.*	17,700	96,288
Jo-Ann Stores, Inc.*	6,783	130,708
Nexcen Brands, Inc.*	16,000	98,240
Tempur-Pedic International, Inc.	22,700	817,200

		1,845,801

Containers & Packaging (0.6%)
AEP Industries*	2,700	107,595
AptarGroup, Inc.	20,900	934,230
Chesapeake Corp.	7,570	56,094

2007 Annual Report 105

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Containers & Packaging (continued)
Graphic Packaging Corp.*	15,700	$77,244
Greif, Inc.	8,830	561,588
Myers Industries, Inc.	7,600	161,044
Rock-Tenn Co.	8,933	260,486
Silgan Holdings, Inc.	7,896	430,885

		2,589,166

Distributors (0.3%)
Audiovox Corp.*	4,588	55,056
Beijing Med-Pharm Corp.*	9,900	122,562
Building Materials Holding Corp.	7,941	62,416
Core-Mark Holding Co., Inc.*	3,800	131,860
MWI Veterinary Supply, Inc.*	2,300	96,025
Potlatch Corp.	10,241	488,086
Scansource, Inc.*	7,020	259,319
Source Interlink Cos., Inc.*	14,989	47,815

		1,263,139

Diversified Consumer Services (1.4%)
Bright Horizons Family Solutions, Inc.*	7,056	273,773
Capella Education Co.*	3,700	229,400
Coinmach Service Corp.	5,100	66,963
Coinstar, Inc.*	7,738	266,574
Corinthian Colleges, Inc.*	27,200	445,808
CPI Corp.	1,000	33,210
DeVry, Inc.	18,290	1,000,280
Home Solutions of America, Inc.*	15,800	39,974
Jackson Hewitt Tax Service, Inc.	8,800	275,000
Matthews International Corp., Class A	8,532	388,803
Premier Exhibitions, Inc.*	9,600	106,464
Prepaid Depot, Inc.*	2,950	175,820
Regis Corp.	13,175	442,680
Sotheby’s Holdings, Inc.	19,098	1,034,539
Stewart Enterprises, Inc., Class A	33,272	301,777
Strayer Education, Inc.	4,404	821,170
Universal Technical Institute, Inc.*	6,068	114,260

		6,016,495

Diversified Financial Services (1.0%)
Apollo Investment Corp.	30,782	640,266
Asset Acceptance Capital Corp.	3,445	37,068
Assured Guaranty Ltd.	20,500	472,935
ASTA Funding, Inc.	3,745	133,097
Compass Diversified Trust	6,200	99,882
Encore Capital Group, Inc.*	6,800	77,588
Epoch Holding Corp.	4,500	63,180
Financial Federal Corp.	7,323	197,868
GFI Group, Inc.*	5,110	441,095
Interactive Brokers Group, Inc., Class A*	12,200	352,214
International Securities Exchange Holdings, Inc.	10,530	706,037
Ladenburg Thalmann Financial*	15,600	29,952
Newstar Financial, Inc.*	2,100	21,084
optionsXpress Holdings, Inc.	11,100	330,336
Portfolio Recovery Associates, Inc.	5,122	231,053
Primus Guaranty Ltd.*	9,500	87,020
Prospect Energy Corp.	7,700	112,728
Resource America, Inc., Class A	3,305	51,128
U.S. Global Investors, Inc, Class A	4,300	98,728
W.P. Stewart & Co. Ltd.	9,100	58,968
Wright Express Corp.*	10,375	401,513

		4,643,740

Diversified Minerals (0.0%)
General Moly Inc.*	18,000	172,980

Diversified Telecommunication Services (1.0%)
Alaska Communications Systems Holdings, Inc.	13,700	222,899
Aruba Networks, Inc.*	3,700	70,633
Atlantic Tele-Network, Inc.	3,700	132,867
Cbeyond, Inc.*	5,075	198,534
Cincinnati Bell, Inc.*	67,279	364,652
Cognet Communications Group, Inc.*	13,100	362,608
Fairpoint Communications, Inc.	8,800	162,712
General Communication, Inc.*	14,548	170,648
Globalstar, Inc.*	4,700	40,514
Golden Telecom, Inc.	4,875	504,319
IDT Corp.	12,735	102,262
Iowa Telecommunications Services, Inc.	10,500	207,060
North Pittsburgh Systems, Inc.	5,923	143,811
PAETEC Holding Corp.*	19,100	256,895
Premiere Global Services, Inc.*	18,375	302,820
Shenandoah Telecommunications Co.	4,883	116,704
SureWest Communications	3,000	79,440
Time Warner Telecom, Inc.*	42,664	991,511
Vonage Holdings Corp.*	9,200	18,768
XO Communications, Inc.* (c)	5,400	0

		4,449,657

Electric Utilities (1.0%)
Allete, Inc.	8,060	352,141
Central Vermont Public Service	1,800	57,204
Cleco Corp.	17,832	469,873
El Paso Electric Co.*	14,131	344,090

106 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Electric Utilities (continued)
Empire District Electric Co.	8,276	$199,038
IDACORP, Inc.	13,114	457,547
ITC Holdings Corp.	13,000	744,120
MGE Energy, Inc.	4,823	161,571
Otter Tail Co.	7,340	254,258
Portland General Electric Co.	10,200	287,130
UIL Holdings Corp.	7,113	250,235
UniSource Energy Corp.	9,864	312,886
Westar Energy, Inc.	27,100	721,402

		4,611,495

Electrical Equipment (1.4%)
A.O. Smith Corp.	6,609	247,111
Acuity Brands, Inc. (b)	12,751	609,498
American Superconductor Corp.*	11,836	321,347
Baldor Electric Co.	14,179	571,697
Belden CDT, Inc.	12,252	713,924
Encore Wire Corp.	7,446	156,366
Energy Conversion Devices, Inc.*	10,785	294,323
EnerSys*	7,985	144,688
Evergreen Solar, Inc.*	24,010	277,556
Franklin Electric Co., Inc.	5,691	247,957
FuelCell Energy, Inc.*	19,343	194,591
Genlyte Group, Inc.*	8,813	573,726
Graftech International Ltd.*	28,716	542,732
Lamson & Sessions Co.*	3,800	103,512
LSI Industries, Inc.	7,075	133,718
Medis Technologies, Inc.* (a)	8,977	125,498
Powell Industries, Inc.*	2,169	91,293
Power-One, Inc.*	19,100	108,297
Preformed Line Products Co.	800	43,904
Regal-Beloit Corp.	8,636	423,509
Superior Essex, Inc.*	6,914	229,890
Vicor Corp.	3,788	53,184

		6,208,321

Electronic Equipment & Instruments (2.4%)
Acacia Research — Acacia Technologies*	6,900	113,919
Agilysys, Inc.	9,885	171,011
Anixter International, Inc.*	8,385	602,462
Benchmark Electronics, Inc.*	19,065	391,023
Checkpoint Systems, Inc.*	10,708	323,917
Cogent Communications Group, Inc.*	10,500	155,085
Cognex Corp.	14,679	263,929
Coherent, Inc.*	8,504	278,931
CPI International, Inc.*	500	10,160
CTS Corp.	8,937	110,372
Daktronics, Inc.	10,172	303,329
DTS, Inc.*	6,512	185,136
Echelon Corp.*	9,487	209,188
Electro Scientific Industries, Inc.*	8,954	195,376
Excel Technology, Inc.*	3,919	110,281
Faro Technologies, Inc.*	4,100	117,916
FEI Co.*	10,868	315,281
FLIR Systems, Inc.*	19,700	1,366,983
Insight Enterprises, Inc.*	15,362	424,606
IPG Photonics Corp.*	1,800	34,272
Itron, Inc.* (b)	8,984	965,690
Kemet Corp.*	21,206	149,926
L-1 Identity Solutions, Inc.* (b)	16,948	314,724
Littlefuse, Inc.*	6,366	202,630
LoJack Corp.*	5,200	91,364
Measurement Specialties, Inc.*	2,931	81,306
Mercury Computer Systems, Inc.*	6,753	105,617
Methode Electronics	12,100	151,734
MTS Systems Corp.	5,456	242,738
Multi-Fineline Electronix, Inc.*	1,400	19,894
Newport Corp.*	11,845	161,921
On2 Technologies, Inc.*	40,300	45,942
OSI Systems, Inc.* (a)	6,276	157,088
Oyo Geospace Corp.*	1,600	173,104
P.C. Connection, Inc.*	400	5,880
Park Electrochemical Corp.	5,463	171,101
Plexus Corp.*	12,604	325,183
RadiSys Corp.*	8,260	111,097
Rofin-Sinar Technologies, Inc.*	4,242	333,506
Rogers Corp.*	4,753	233,040
Sonic Solutions*	9,300	111,600
Stoneridge, Inc.*	1,800	18,522
Synnex Corp.*	2,700	60,399
Technitrol, Inc.	10,331	303,835
TTM Technologies, Inc.*	12,371	158,720
Universal Display Corp.* (a)	8,400	157,500
X-Rite, Inc.*	7,941	110,459
Zygo Corp.*	3,600	42,336

		10,690,033

Energy Equipment & Services (1.5%)
Allis-Chalmers Energy, Inc.*	6,500	114,205
Atwood Oceanics, Inc.*	7,686	647,469
Basic Energy Services, Inc.*	10,400	205,816
Bristow Group, Inc.*	6,300	314,307
Bronco Drilling Co., Inc.*	5,600	76,160
Cal Dive International, Inc.*	4,000	52,920
Carbo Ceramics, Inc.	5,499	247,015
Complete Production Services*	10,200	202,980
Dawson Geophysical Co.*	2,700	215,487

2007 Annual Report 107

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Drill-Quip, Inc.*	6,696	$357,098
ENGlobal Corp.*	6,800	94,384
Exide Technologies*	13,900	116,065
Hercules Offshore, Inc.*	25,100	678,704
Horizon Offshore, Inc.*	7,700	123,970
Lufkin Industries	5,064	301,105
NATCO Group, Inc., Class A*	4,700	250,557
Newpark Resources, Inc.* (a)	24,384	152,888
Oil States International, Inc.*	13,230	571,404
Parker Drilling Co.*	30,312	255,833
PHI, Inc.*	5,100	176,460
Pioneer Drilling Co.*	13,445	163,760
RPC Energy Services, Inc.	8,751	97,836
Sulphco, Inc.*	15,700	100,166
Superior Offshore International, Inc.*	1,200	12,540
Superior Well Services, Inc.*	4,300	87,720
T-3 Energy Services, Inc.*	2,600	123,552
Trico Marine Services, Inc.*	4,800	155,760
Union Drilling, Inc.*	3,500	46,655
W-H Energy Services, Inc.*	9,245	532,142
Willbros Group, Inc.*	7,400	283,198

		6,758,156

Environmental (0.1%)
ION Geophysical Corp.*	18,286	277,033

Food & Staples Retailing (1.0%)
Andersons, Inc. (The)	5,030	249,739
Arden Group, Inc., Class A	168	23,927
Benihana, Inc.*	1,600	28,240
Cal-Maine Foods, Inc.	4,900	117,306
Carrols Restaurant Group, Inc.*	1,100	12,254
Casey’s General Stores, Inc.	14,380	409,830
Central European Distribution Corp.*	10,095	536,852
Great Atlantic & Pacific Tea Co., Inc.*	6,257	202,539
Ingles Markets, Inc., Class A	3,652	101,343
Longs Drug Stores Corp.	8,943	469,597
Nasch-Finch Co.	4,535	169,836
Pantry, Inc.*	7,275	203,845
Pathmark Stores, Inc.*	11,768	154,161
Performance Food Group Co.*	9,551	257,781
PriceSmart, Inc.	2,600	73,944
Ruddick Corp.	11,189	380,426
Spartan Stores, Inc.	7,400	164,502
Treehouse Foods, Inc.*	7,720	215,388
United Natural Foods, Inc.*	13,772	398,562
Village Super Market, Inc., Class A	800	43,672
Weis Markets, Inc.	3,383	148,480
Winn-Dixie Stores, Inc.*	11,400	269,496

		4,631,720

Food Products (0.9%)
Alico, Inc.	800	37,952
Aurora Foods, Inc.* (c)	100	0
Chiquita Brands International, Inc.*	12,175	228,281
Farmer Brothers Co.	600	14,934
Flowers Foods, Inc.	23,894	524,234
Fresh Del Monte Produce, Inc.	6,900	250,332
Green Mountain Coffee, Inc.*	5,800	216,340
Hain Celestial Group, Inc.*	12,693	445,017
Imperial Sugar Co.	3,200	82,528
J & J Snack Foods Corp.	2,884	102,728
Lancaster Colony Corp.	6,702	269,219
Lance, Inc.	8,716	184,605
Maui Land & Pineapple Co., Inc.*	1,237	36,430
Peet’s Coffee & Tea, Inc.* (a)	5,482	149,494
Pilgrim’s Pride Corp.	10,800	320,760
Ralcorp Holding, Inc.*	8,123	457,325
Reddy Ice Holdings, Inc.	5,315	147,172
Sanderson Farms, Inc.	5,659	196,933
Seaboard Corp.	56	91,392
Tootsie Roll Industries, Inc.	9,484	244,403

		4,000,079

Gas Distribution (0.1%)
Piedmont Natural Gas Co., Inc.	20,300	518,259
Semco Energy, Inc.*	4,800	38,976

		557,235

Gas Utilities (0.6%)
EnergySouth, Inc.	1,900	106,780
Laclede Group, Inc. (The)	5,400	187,866
New Jersey Resources Corp.	8,058	396,857
Nicor, Inc.	13,587	587,910
Northwest Natural Gas Co.	8,216	395,765
South Jersey Industries, Inc.	9,204	345,702
Southwest Gas Corp.	10,786	320,991
WGL Holdings, Inc.	15,295	518,806

		2,860,677

Health Care Equipment & Supplies (3.8%)
Abaxis, Inc.*	6,300	184,716
ABIOMED, Inc.* (a)	7,411	101,308
Accuray, Inc.*	6,300	126,630
Align Technology, Inc.*	16,092	333,104

108 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
American Medical Systems Holdings, Inc.*	21,216	$271,353
Analogic Corp.	4,484	256,261
Angiodynamics, Inc.*	5,700	114,000
Arthrocare Corp.*	8,407	545,110
Aspect Medical Systems, Inc.*	6,680	91,449
Cantel Medical Corp.*	1,500	26,880
Cepheid, Inc.*	17,090	442,289
Conceptus, Inc.*	6,800	149,124
CONMED Corp.*	9,129	259,629
Cutera, Inc.*	2,700	66,204
Cyberonics, Inc.*	6,039	87,565
Cynosure, Inc.*	2,900	110,229
D.J. Orthopedics, Inc.*	6,587	329,021
Datascope Corp.	3,708	133,970
ev3, Inc.*	12,048	176,865
Greatbatch, Inc.*	5,120	127,283
Haemonetics Corp.*	7,815	401,613
Hansen Medical, Inc.*	4,000	155,480
Hologic, Inc.*	35,085	2,383,324
I-Flow Corp.* (a)	5,569	101,523
ICU Medical, Inc.* (a)	4,550	182,455
Immucor, Inc.*	18,646	601,333
Insulet Corp.*	800	20,032
Integra LifeSciences Holdings*	5,880	285,004
Invacare Corp.	7,849	212,394
Inverness Medical Innovations, Inc.*	15,051	904,415
Kensey Nash Corp.*	4,582	125,363
Kyphon, Inc.*	13,482	955,604
LifeCell Corp.* (a)	10,660	469,680
Matria Healthcare, Inc.*	6,556	168,358
Medical Action Industries, Inc.*	3,800	78,128
Mentor Corp.	10,619	452,051
Meridian Bioscience, Inc.	9,975	330,073
Merit Medical Systems, Inc.*	6,932	90,463
Micrus Endovascular Corp.*	6,000	117,900
Natus Medical, Inc.*	7,400	133,940
Northstar Neuroscience, Inc.*	3,000	39,750
Nuvasive, Inc.*	9,700	415,063
NxStage Medical, Inc.* (a)	7,900	116,525
Orasure Technologies, Inc.*	12,573	114,037
Palomar Medical Technologies, Inc.*	4,935	124,806
PolyMedica Corp.	6,953	368,231
Quidel Corp.*	7,800	161,070
Sirona Dental Systems, Inc.*	4,500	151,380
SonoSite, Inc.*	5,790	203,750
Spectranetics Corp.*	11,500	184,000
Stereotaxis, Inc.*	6,100	93,940
Steris Corp.	17,690	513,718
Surmodics, Inc.*	5,058	286,991
Symmetry Medical, Inc.*	9,000	154,350
Synutra International, Inc.*	300	8,736
Thoratec Corp.*	16,267	324,852
Tomotherapy, Inc.*	2,000	43,740
Ventana Medical Systems, Inc.*	8,136	715,968
Vital Signs, Inc.	2,330	123,257
Volcano Corp.*	5,000	85,450
West Pharmaceutical Services, Inc.	8,892	367,595
Wright Medical Group, Inc.*	9,652	255,778
Zoll Medical Corp.*	5,612	137,269

		17,092,379

Health Care Providers & Services (2.2%)
Air Methods Corp.* (a)	3,700	199,689
Alliance Imaging, Inc.*	4,100	40,631
Amedisys, Inc.*	8,155	346,180
American Dental Partners*	4,900	121,471
Amerigroup Corp.*	14,300	500,500
AMN Healthcare Services, Inc.*	9,466	179,949
Amsurg Corp.*	9,878	261,273
Animal Health International, Inc.*	1,500	16,350
Apria Healthcare Group, Inc.*	11,800	285,206
Assisted Living Concepts, Inc.*	13,500	118,800
Capital Senior Living Corp.*	3,400	30,396
Centene Corp.*	11,834	276,087
Chemed Corp.	6,945	398,087
CorVel Corp.*	2,650	70,437
Cross Country Healthcare, Inc.*	9,085	142,725
CryoLife, Inc.*	4,100	27,675
Emergency Medical Services*	1,900	57,703
Emeritus Co.*	1,600	52,800
Gentiva Health Services, Inc.*	8,149	154,668
HealthExtras, Inc.*	9,953	290,031
Healthsouth Corp.*	22,900	459,145
Healthspring, Inc.*	12,000	252,000
Healthways, Inc.*	10,646	646,212
HMS Holdings Corp.*	7,300	207,831
Hythiam, Inc.*	11,900	86,870
InVentiv Health, Inc.*	8,500	358,955
Kindred Healthcare, Inc.*	8,221	174,614
Landauer, Inc.	2,537	124,998
LCA-Vision, Inc.	6,090	103,956
LHC Group, Inc.*	5,500	126,390
Magellan Health Services, Inc.*	11,460	482,466
Medcath Corp.*	3,775	104,681
Molina Healthcare, Inc.*	2,734	104,193
National Healthcare Corp.	1,200	59,760
Nighthawk Radiology Holdings, Inc.*	7,200	169,488

2007 Annual Report 109

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
Odyssey Healthcare, Inc.*	10,023	$102,736
Owens & Minor, Inc.	11,192	453,724
Providence Service Corp.*	3,475	110,470
PSS World Medical, Inc.*	20,791	419,978
Psychiatric Solutions, Inc.*	14,744	583,863
Radiation Therapy Services, Inc.*	4,700	145,324
RehabCare Group, Inc.*	4,760	98,722
Res-Care, Inc.*	6,645	163,201
Skilled Healthcare Group, Inc.*	8,300	135,954
Sun Healthcare Group, Inc.*	13,700	221,255
Sunrise Senior Living, Inc.*	12,173	450,401
Visicu, Inc.*	3,400	25,500

		9,943,345

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	17,194	476,274
Computer Programs & Systems, Inc.	3,160	78,273
Eclipsys Corp.*	11,437	258,019
GTx, Inc.*	3,200	50,496
Omicell, Inc.*	10,800	285,120
Phase Forward*	13,500	321,165
TriZetto Group, Inc. (The)*	14,948	244,250
Vital Images, Inc.*	6,465	113,461

		1,827,058

Hotels, Restaurants & Leisure (2.6%)
AFC Enterprises, Inc.*	7,975	106,466
Ambassadors Group, Inc.	5,500	99,935
Ameristar Casinos, Inc.	8,092	263,395
Applebee’s International, Inc.	22,500	570,150
Bally Technologies, Inc.*	14,257	574,985
BJ’s Restaurants, Inc.*	2,900	57,391
Bluegreen Corp.*	3,500	26,355
Bob Evans Farms, Inc.	10,359	291,917
Buffalo Wild Wings, Inc.*	4,830	148,088
California Pizza Kitchen, Inc.*	9,820	158,888
CBRL Group, Inc.	8,100	323,190
Chipotle Mexican Grill, Inc.*	9,000	1,109,880
Churchill Downs, Inc.	1,900	96,615
CKE Restaurants, Inc.	17,097	276,629
Denny’s Corp.*	32,000	154,240
Domino’s Pizza, Inc.	10,060	155,326
Dover Downs Gaming & Entertainment, Inc.	4,143	45,283
Gaylord Entertainment Co.*	12,036	655,721
Great Wolf Resorts, Inc.*	7,800	101,868
IHOP Corp.	5,560	352,115
Isle of Capri Casinos, Inc.*	6,451	130,633
Jack in the Box, Inc.*	17,040	534,545
Krispy Kreme Doughnuts, Inc.*	17,563	56,202
Landry’s Restaurants, Inc.	4,614	132,514
Life Time Fitness, Inc.* (a)	9,800	594,272
Lodgian, Inc.*	4,120	50,140
Magna Entertainment Corp., Class A*	10,961	24,114
Marcus Corp.	4,434	85,310
McCormick & Schmick’s Seafood Restaurants, Inc.*	2,500	42,450
Monarch Casino & Resort, Inc.*	2,230	68,216
Morgans Hotel Group Co.*	6,100	138,836
Morton’s Restaurant Group, Inc.*	1,900	26,334
MTR Gaming Group, Inc.*	6,200	54,002
Multimedia Games, Inc.*	8,943	78,877
O’Charley’s, Inc.	9,225	147,877
P.F. Chang’s China Bistro, Inc.*	7,285	212,066
Papa John’s International, Inc.*	7,824	182,299
Pinnacle Entertainment, Inc.*	16,196	472,923
Red Robin Gourmet Burgers* (a)	5,759	230,475
Riviera Holdings Corp.*	2,400	66,960
Ruby Tuesday, Inc.	14,760	235,717
Ruth’s Chris Steak House, Inc.*	7,500	94,800
Shuffle Master, Inc.*	11,065	151,369
Six Flags, Inc.*	21,700	70,308
Sonic Corp.*	20,810	515,672
Speedway Motorsports, Inc.	3,345	121,423
Steak n Shake Co. (The)*	6,072	91,991
Texas Roadhouse, Inc., Class A*	14,275	180,864
Town Sports International Holdings, Inc.*	3,600	54,756
Triarc Cos., Inc.	16,095	180,264
Trump Entertainment Resorts, Inc.*	11,900	92,701
Vail Resorts, Inc.*	8,308	504,213
WMS Industries, Inc.*	10,377	359,771

		11,551,331

Household Durables (0.9%)
American Greetings Corp., Class A	15,600	410,904
Avatar Holdings*	2,492	116,003
Beazer Homes U.S.A., Inc.	14,600	163,958
Blyth Industries, Inc.	7,320	139,739
Brookfield Homes Corp.	3,447	51,808
Champion Enterprises, Inc.*	20,884	247,684
CSS Industries, Inc.	2,105	83,358
Ethan Allen Interiors, Inc.	8,400	259,224
Furniture Brands International, Inc.	13,135	158,277
Hooker Furniture Corp.	2,775	59,773
Hovnanian Enterprises, Inc.*	13,300	151,221
iRobot Corp.*	5,200	94,068
Kimball International, Inc., Class B	6,848	91,284

110 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Household Durables (continued)
La-Z-Boy, Inc.	12,600	$99,414
Libbey, Inc.	2,700	48,573
Lifetime Brands, Inc.	4,838	77,602
M/ I Homes, Inc.	4,192	69,587
Meritage Corp.*	6,600	106,194
National Presto Industries, Inc.	1,181	64,884
Palm Harbor Homes, Inc.*	2,641	37,581
Russ Berrie & Co., Inc.*	4,157	72,747
Sealy Corp.	9,800	129,556
Skyline Corp.	2,518	89,238
Standard Pacific Corp.	23,300	111,840
Syntax-Brillian Corp.*	23,400	105,534
Tarragon Realty Investors, Inc.*	1,687	3,492
Tupperware Corp.	18,338	662,002
Universal Electronics, Inc.*	3,956	142,812
WCI Communities, Inc.*	9,398	51,313

		3,899,670

Household Products (0.1%)
Spectrum Brands, Inc.*	13,300	57,323
WD-40 Co.	6,127	242,629

		299,952

Independent Power Producers & Energy Traders (0.0%)
Ormat Technologies, Inc.	3,030	163,408

Industrial Conglomerates (0.2%)
Raven Industries, Inc.	4,280	184,939
Sequa Corp., Class A*	1,871	325,217
Standex International Corp.	3,354	71,910
Tredegar Industries, Inc.	8,106	141,206

		723,272

Insurance (3.0%)
Alfa Corp.	7,024	127,837
American Equity Investment Life Holding Co.	16,985	165,943
American Physicians Capital, Inc.	3,075	133,947
Amerisafe, Inc.*	6,900	111,573
AmTrust Financial Services, Inc.	9,000	125,550
Argo Group International Holdings, Ltd.*	6,762	288,129
Aspen Insurance Holdings Ltd.	26,200	716,832
Baldwin & Lyons, Inc., Class B	2,281	60,150
Citizens, Inc.*	13,700	117,820
CNA Surety Corp.*	2,600	51,454
Commerce Group, Inc.	15,700	572,893
Crawford & Co., Class B*	6,920	46,295
Darwin Professional Underwriters, Inc.*	2,100	47,628
Delphi Financial Group, Inc., Class A	13,459	521,536
Donegal Group, Inc., Class A	1,388	23,832
eHealth, Inc.*	5,000	139,700
EMC Insurance Group, Inc.	1,670	43,971
Employers Holdings, Inc.	14,560	278,970
Enstar Group Ltd.*	1,700	217,923
FBL Financial Group, Inc., Class A	3,047	123,343
First Acceptance Corp.*	2,500	10,800
First Mercury Financial Corp.*	5,300	117,395
Flagstone Reinsurance Holdings Ltd	800	10,496
FPIC Insurance Group, Inc.*	3,650	152,497
Greenlight Capital Ltd.*	4,400	91,256
Harleysville Group, Inc.	3,158	98,435
Hilb, Rogal & Hamilton Co.	9,949	438,452
Horace Mann Educators Corp.	12,759	263,984
Independence Holding Co.	520	8,440
Infinity Property & Casualty Corp.	6,585	264,849
IPC Holdings Ltd.	18,800	562,308
James River Group, Inc.	2,900	99,470
Kansas City Life Insurance Co.	400	18,652
LandAmerica Financial Group, Inc.	4,623	128,473
Max Re Capital Ltd.	18,400	520,536
Meadowbrook Insurance Group, Inc.*	7,200	69,336
Midland Co. (The)	2,446	155,614
Montpelier Re Holdings Ltd.	31,100	556,690
National Financial Partners Corp.	10,101	552,222
National Interstate Corp.	2,800	89,600
National Western Life Insurance Co., Class A	469	101,904
Navigators Group, Inc. (The)*	4,392	264,838
Nymagic, Inc.	1,600	46,144
Odyssey Re Holdings Corp.	6,960	258,773
Phoenix Co., Inc.	30,976	426,849
Platinum Underwriters Holdings Ltd.	18,000	648,000
PMA Capital Corp., Class A*	8,823	87,348
Presidential Life Corp.	7,981	140,545
ProAssurance Corp.*	9,017	497,197
PXRE Corp.	600	25,566
Ram Holdings Ltd.*	2,400	16,584
RLI Corp.	5,714	332,383
Safety Insurance Group, Inc.	5,805	208,748
Scottish Re Group Ltd.*	12,900	33,024
Seabright Insurance Holdings*	8,100	135,108
Security Capital Assurance Ltd.	5,200	68,224
Selective Insurance Group, Inc.	16,568	402,768
State Auto Financial Corp.	2,700	74,304
Stewart Information Services Corp.	4,702	136,358

2007 Annual Report 111

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Tower Group, Inc.	6,700	$202,273
United America Indemnity Ltd.*	5,100	112,455
United Fire & Casualty Corp.	5,217	167,153
Universal American Financial Corp.*	11,490	278,747
Zenith National Insurance Co. (b)	10,052	403,889

		13,194,013

Internet & Catalog Retail (0.8%)
Blue Nile, Inc.*	4,103	324,301
FTD Group, Inc.	3,000	42,150
Gaiam, Inc.*	4,700	109,275
GSI Commerce, Inc.*	6,723	191,538
Knot, Inc. (The)*	8,900	172,571
Netflix, Inc.*	12,780	338,287
Overstock.com, Inc.*	4,500	176,085
PetMed Express, Inc.*	8,000	116,640
Priceline.com, Inc.*	10,499	977,457
Shutterfly, Inc.*	3,300	110,121
Stamps.com, Inc.*	6,816	94,606
Systemax, Inc.	2,900	67,860
ValueVision International, Inc., Class A*	8,358	43,211
VistaPrint Ltd.*	13,300	632,681

		3,396,783

Internet Software & Services (2.5%)
Ariba, Inc.*	25,075	324,471
Art Technology Group, Inc.*	45,700	210,677
Asiainfo Holdings, Inc.*	6,200	75,826
Bankrate, Inc.*	3,855	177,137
Blue Coat Systems, Inc.*	7,990	324,314
CMGI, Inc.*	132,247	186,468
CNET Networks, Inc.*	44,936	363,083
CyberSource Corp.*	11,300	184,755
Dealertrack Holdings, Inc.*	8,500	417,265
Digital River, Inc.*	11,988	636,083
DivX, Inc.*	4,700	58,891
EarthLink, Inc.*	39,585	313,117
Equinix, Inc.*	10,760	1,255,262
Eresearch Technology, Inc.*	11,189	124,198
Global Crossing Ltd.*	8,000	168,720
Greenfield Online*	8,000	122,080
Ibasis, Inc.	6,800	53,720
Imergent, Inc.	3,200	77,184
Infospace, Inc.	11,109	214,737
Internap Network Services*	12,050	200,753
Internet Capital Group, Inc.*	8,800	112,992
Interwoven, Inc.*	11,861	168,308
iPass, Inc.*	13,171	63,221
J2 Global Communications, Inc.*	13,780	464,248
Keynote Systems, Inc.*	6,600	96,954
Liquidity Services, Inc.*	2,835	35,239
Loopnet, Inc.*	6,300	118,755
Marchex, Inc., Class B	7,600	85,804
Mercadolibre, Inc.*	4,300	192,124
NIC, Inc.	7,000	50,960
Omniture, Inc.*	9,000	307,440
Online Resources & Communications Corp.*	7,100	65,675
Openwave Systems, Inc.	24,314	96,283
Perficient, Inc.*	7,100	133,835
RealNetworks, Inc.	33,328	241,961
S1 Corp.*	18,478	155,585
Savvis, Inc.*	8,630	326,041
Smith Micro Software, Inc.*	7,500	115,575
Sohu.com, Inc.*	7,846	470,054
SonicWALL, Inc.*	15,451	159,763
Synchronoss Technologies, Inc.*	5,900	236,000
Techtarget*	600	10,374
Terremark Worldwide, Inc.*	17,390	134,425
TheStreet.com, Inc.	5,600	75,600
Travelzoo, Inc.*	1,060	19,080
United Online, Inc.	19,470	342,672
ValueClick, Inc.*	27,834	756,807
Vignette Corp.*	9,831	169,486
Visual Sciences, Inc.*	7,200	131,040
Vocus, Inc.*	3,900	140,322
Websense, Inc.*	12,250	225,400

		11,190,764

IT Services (1.2%)
Authorize.Net Holdings, Inc.*	9,600	224,352
Bearingpoint, Inc.*	53,215	254,900
CACI International, Inc., Class A*	8,400	452,340
Cass Information Systems, Inc.	700	25,221
Ciber, Inc.*	14,754	114,934
CSG Systems International, Inc.*	13,387	274,835
Enernoc, Inc.*	200	9,320
Euronet Worldwide, Inc.*	14,108	451,879
Exlservice Holdings, Inc.*	4,800	129,600
Forrester Research, Inc.*	3,981	94,429
Gartner, Inc. *	19,526	427,619
Gevity HR, Inc.	8,353	83,363
Global Cash Access, Inc.*	9,900	98,901
Heartland Payment Systems, Inc.	3,100	93,000
iGATE Corp.*	3,400	29,818
infoUSA, Inc.	7,600	79,952
Isilon Systems, Inc.*	800	4,360

112 Annual Report 2007

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Lionbridge Technologies, Inc.*	16,400	$76,260
ManTech International Corp.*	4,396	174,785
Maximus, Inc.	5,922	283,782
MPS Group, Inc.*	27,826	339,755
Ness Technologies, Inc.*	8,575	100,328
Perot Systems Corp., Class A*	22,448	327,741
RightNow Technologies, Inc.*	4,600	92,092
Safeguard Scientifics, Inc.*	25,500	59,925
Sapient Corp.*	22,162	155,134
SI International, Inc.*	3,628	102,346
SRA International, Inc.*	10,300	282,838
Sykes Enterprises, Inc.*	8,567	151,208
Syntel, Inc.	2,940	125,185
TNS, Inc.	7,500	121,125
Tyler Technologies, Inc.*	10,600	170,872

		5,412,199

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.	4,778	68,899
Callaway Golf Co.	21,669	375,307
Gander Mountain Co.*	3,600	18,360
JAKKS Pacific, Inc.*	9,237	244,780
Leapfrog Enterprises, Inc.*	7,840	58,722
Marine Products Corp.	1,326	10,860
Marvel Entertainment, Inc.*	13,750	340,175
Nautilus Group, Inc. (The)	12,030	77,353
Oakley, Inc.*	5,723	167,398
Polaris Industries, Inc.	11,200	550,816
RC2 Corp.*	5,665	168,930
Smith & Wesson Holding Corp.*	9,300	112,437
Steinway Musical Instruments, Inc.	3,500	104,825
Sturm Ruger & Co., Inc.*	4,900	45,815

		2,344,677

Life Sciences Tools & Services (0.9%)
Affymetrix, Inc.*	20,700	527,022
Albany Molecular Research*	8,585	155,303
Bruker Bioscience Corp.*	15,513	160,560
Dionex Corp.*	5,945	523,160
Enzo Biochem, Inc.*	7,064	85,545
Illumina, Inc.*	14,780	829,897
Kendle International, Inc.*	4,500	181,485
Luminex Corp.*	8,260	131,664
PAREXEL International Corp.*	8,751	402,546
Pharmanet Development Group, Inc.*	5,925	191,970
PRA International*	5,400	163,026
Valhi, Inc.	1,800	48,042
Varian, Inc.*	9,069	670,108
Verenium Corp.*	13,133	69,868

		4,140,196

Machinery (2.7%)
3D Systems Corp.*	5,300	116,017
Accuride Corp.*	4,778	48,736
Actuant Corp.	7,430	512,521
Albany International Corp., Class A	7,467	280,012
Altra Holdings, Inc.*	1,700	27,625
American Railcar Industries, Inc.	2,700	61,128
American Science & Engineering, Inc.(a)	2,530	152,913
Ampco-Pittsburgh Corp.	2,000	80,160
Astec Industries, Inc.*	5,559	251,934
ASV, Inc.*(a)	5,562	64,742
Badger Meter, Inc.	3,500	134,575
Barnes Group, Inc.	12,514	459,639
Briggs & Stratton Corp.(a)	13,380	301,184
Bucyrus International, Inc., Class A	10,621	876,232
Cascade Corp.	3,246	204,433
Chart Industries, Inc.*	5,000	164,000
Circor International, Inc.	3,785	190,121
Clarcor, Inc.	13,894	506,575
Columbus McKinnon Corp.*	5,000	165,900
Commercial Vehicle Group, Inc.*	4,500	61,335
Dynamic Materials Corp.	3,330	183,217
Enpro Industries, Inc.*	5,200	213,252
ESCO Technologies, Inc.*	7,953	329,175
Federal Signal Corp.	13,043	174,646
Flow International Corp.*	13,800	116,058
Force Protection, Inc.*	18,200	325,780
Freightcar America, Inc.	4,030	174,096
Gehl Co.*	3,595	68,772
Gorman-Rupp	3,118	120,729
Greenbrier Cos., Inc.	5,290	141,296
Hardinge, Inc.	4,100	132,553
Kadant, Inc.*	4,103	133,224
Kaydon Corp.	8,448	454,418
Lindsay Manufacturing Co.	4,128	203,098
Middleby Corp.*	3,670	239,174
Miller Industries, Inc.*	2,500	36,275
Mueller Industries, Inc.	10,325	371,287
Mueller Water Products, Inc., Class A	33,470	393,272
NACCO Industries, Inc., Class A	1,322	136,946
Nordson Corp.	10,497	561,589
RBC Bearings, Inc.*	7,200	289,368
Robbins & Myers, Inc.	3,823	276,403
Sun Hydraulics Corp.	4,050	145,760

2007 Annual Report 113

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Tecumseh Products Co.*	6,001	$108,438
Tennant Co.	4,524	213,352
Titan International, Inc.	6,400	193,664
Trimas Corp.*	900	14,400
TurboChef Technologies, Inc.*	7,600	116,736
Twin Disc, Inc.	1,700	112,319
Valmont Industries, Inc.	5,715	547,040
Wabash National Corp.	8,240	83,636
Wabtec Corp.	12,878	483,311
Watts Industries, Inc.	8,230	233,979

		11,987,045

Manufacturing (0.4%)
AZZ, Inc.*	2,500	85,250
Blount International, Inc.*	12,700	155,321
Coleman Cable, Inc.*	3,400	45,220
Darling International, Inc.*	22,000	221,320
Gerber Scientific, Inc.*	6,300	69,615
II-VI, Inc*	6,384	221,780
L.B. Foster Co.*	3,700	159,285
Park-Ohio Holdings Corp.*	3,400	81,158
Woodward Governor Co.	9,250	619,750

		1,658,699

Marine (0.5%)
American Commercial Lines, Inc.*	16,900	251,979
Arlington Tankers Ltd.	2,200	54,120
Double Hull Tankers, Inc.	6,500	100,945
Eagle Bulk Shipping, Inc.	13,600	463,624
Genco Shipping & Trading Ltd. ADR — MH	4,500	323,505
General Maritime Corp. ADR — MH	6,700	188,806
Great Lakes Dredge & Dock Co.*	100	895
Nordic American Tanker Shipping Ltd.	7,500	290,175
Ship Finance International	7,400	202,612
TBS International Ltd.*	2,100	131,964
Ultrapetrol Bahamas Ltd.*	6,200	116,126

		2,124,751

Media (1.7%)
Arbitron, Inc.	9,153	463,325
Belo Corp., Class A	26,700	493,950
Carmike Cinemas, Inc.	5,915	94,049
Charter Communications, Inc.*	127,520	263,966
Cinemark Holdings, Inc.	5,800	99,818
Citadel Broadcasting Co.	63,860	280,984
CKX, Inc.*	12,600	153,216
Courier Corp.	2,550	96,365
Cox Radio, Inc.*	8,990	108,599
Cross Media Marketing Corp.* (c)	100	0
Crown Media Holdings, Inc.*	4,358	34,341
Cumulus Media, Inc.* (a)	12,194	125,720
D.G. Fastchannel, Inc.*	4,900	120,491
Emmis Communications Corp.	12,147	63,043
Entercom Communications Corp.	8,900	165,095
Entravision Communications Corp.*	17,473	159,004
Fisher Cos., Inc.*	1,400	67,578
GateHouse Media, Inc.	4,610	52,969
Gemstar-TV Guide International, Inc.*	77,200	531,908
Gray Television, Inc.	11,358	107,447
Harris Interactive, Inc.*	14,700	67,767
Interactive Data Corp.	8,800	282,832
Journal Communications, Inc.	11,920	106,207
Knology, Inc.*	5,700	95,703
Lakes Entertainment, Inc.*	5,900	48,970
Lee Enterprises, Inc.	12,800	205,440
Lin TV Corp., Class A*	7,400	107,818
Live Nation, Inc.*	19,500	398,580
LodgeNet Entertainment Corp.*	7,789	168,009
Martha Stewart Living Omnimedia, Inc.*	8,108	111,809
Media General, Inc.	7,600	212,648
Mediacom Communications Corp.*	18,441	106,036
Morningstar, Inc.*	3,200	238,144
National Cinemedia, Inc.	11,620	312,811
Nexstar Broadcasting Group, Inc.*	900	8,487
Playboy Enterprises, Inc.*	7,034	78,781
Primedia, Inc.	10,367	94,440
Radio One, Inc.*	20,760	72,452
RCN Corp.	11,630	169,798
Salem Communications Corp., Class A	2,100	16,800
Scholastic Corp.*	10,022	396,671
Sinclair Broadcast Group, Inc.	17,535	211,121
Spanish Broadcasting System, Inc.*	12,479	32,445
Sun-Times Media Group, Inc.*	21,974	48,563
TiVo, Inc.*	26,479	188,795
Valassis Communications, Inc.*	13,100	129,035
Value Line, Inc.	100	4,394
Westwood One, Inc.	18,700	40,018
World Wrestling Federation Entertainment, Inc.	6,169	93,769

		7,530,211

Metals & Mining (1.5%)
A.M. Castle & Co.	2,900	87,290
AMCOL International Corp.	6,250	252,125
Apex Silver Mines Ltd.*	15,300	313,650
Brush Engineered Materials, Inc.*	5,236	252,899

114 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Metals & Mining (continued)
Century Aluminum Co.*	8,507	$495,022
Claymont Steel Holdings, Inc.*	1,300	26,637
Coeur d’Alene Mines Corp.* (a)	87,655	346,237
Compass Minerals International, Inc.	10,160	375,006
Gibraltar Industries, Inc.	6,778	122,140
Haynes International, Inc.*	2,900	253,808
Hecla Mining Co.*	38,038	365,926
Kaiser Aluminum Corp.	4,800	363,744
Metal Management, Inc.	6,990	367,464
Northwest Pipe Co.*	3,500	129,220
Oilsands Quest, Inc.*	19,000	104,120
Olympic Steel, Inc.	2,400	62,472
Quanex Corp.	10,075	414,989
Royal Gold, Inc.	8,175	288,904
RTI International Metals, Inc.*	6,310	493,316
Schnitzer Steel Industries, Inc.	6,679	441,281
Stillwater Metals & Mining Co.*	10,635	118,368
U.S. Gold Corp.*	9,900	46,233
Universal Stainless & Alloy Products, Inc.*	2,500	93,125
Uranium Resources, Inc.*	16,700	207,915
Wheeling-Pittsburgh Corp.*	3,540	69,632
Worthington Industries, Inc.	19,275	481,875

		6,573,398

Multi-Utilities (0.5%)
Aquila, Inc.*	96,885	404,979
Avista Corp.	14,276	314,786
Black Hills Corp.	10,180	452,195
C.H. Energy Group, Inc.	4,263	199,253
Northwestern Corp.	11,800	325,444
PNM, Inc.	21,400	535,214

		2,231,871

Multiline Retail (0.1%)
99 Cents Only Stores*	15,616	167,872
Bon-Ton Stores, Inc.	4,160	73,632
Conn’s, Inc.*	4,800	122,736
Fred’s, Inc.	11,760	124,656
Retail Ventures, Inc.*	5,705	49,462
Tuesday Morning Corp.	12,642	96,332

		634,690

Oil, Gas & Consumable Fuels (3.6%)
Alon U.S.A. Energy, Inc.	3,500	128,695
Alpha Natural Resources, Inc.*	17,200	471,968
Apco Argentina, Inc.	100	10,575
Arena Resources, Inc.*	7,600	277,476
Atlas America, Inc.	6,165	355,720
ATP Oil & Gas Corp.* (a)	7,000	401,450
Aventine Renewable Energy Holdings, Inc.*	8,210	86,123
Berry Petroleum Co.	12,080	588,538
Bill Barrett Corp.*	9,800	458,640
Bois d’Arc Energy, Inc.*	3,100	68,014
BPZ Energy, Inc.*	17,400	198,708
Brigham Exploration Co.*	19,902	146,678
Callon Petroleum Corp.*	6,100	88,938
Carrizo Oil & Gas, Inc.*	7,440	382,342
Clayton Williams Energy, Inc.*	2,500	74,825
Clean Energy Fuel Corp.*	4,800	85,824
Comstock Resources, Inc.*	11,531	421,458
Contango Oil & Gas Co.*	4,300	190,146
Crosstex Energy, Inc.	10,800	398,196
Delek U.S. Holdings, Inc.	2,200	52,778
Delta Petroleum Corp.*	20,480	382,976
Edge Petroleum Corp.*	9,036	82,047
Encore Acquisition Co.*	15,075	553,252
Energy Infrastructure Acquisition Corp.*	6,400	63,616
Energy Partners Ltd.*	9,761	149,831
Evergreen Energy, Inc.*	19,760	93,070
EXCO Resources, Inc.*	15,000	253,200
Exterran Holdings, Inc.*	17,746	1,494,213
F.X. Energy, Inc.*	12,600	88,830
Geoglobal Resources, Inc.*	11,600	44,660
Geokinetics, Inc.*	2,800	58,800
Geomet, Inc.*	1,000	5,250
GMX Resources, Inc.*	3,100	119,381
Goodrich Petroleum Corp.*	4,195	139,316
Grey Wolf, Inc.*	55,317	311,435
Gulf Island Fabrication, Inc.	3,987	139,226
Gulfport Energy Corp.*	7,100	157,194
Harvest Natural Resources, Inc.*	11,265	155,006
Hornbeck Offshore Services, Inc.*	7,110	278,001
International Coal Group, Inc*	30,000	161,400
Mariner Energy, Inc.*	22,900	572,500
Markwest Hydrocarbon, Inc.	1,900	114,912
Matrix Service Corp.*	7,600	224,124
McMoRan Exploration Co.*	8,407	102,397
Meridian Resource Corp. (The)*	24,300	61,479
NGP Capital Resources Co.	6,363	101,872
Pacific Ethanol, Inc.*	9,300	74,679
Parallel Petroleum Corp.*	12,865	263,347
Penn Virginia Corp.	10,180	492,712
Petrohawk Energy Corp.*	45,919	849,501
Petroleum Development Corp.*	5,056	229,644
Petroquest Energy, Inc.*	11,300	145,770

2007 Annual Report 115

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Rentech, Inc.*	55,400	$118,002
Rossetta Resources, Inc.*	16,305	309,795
Star Maritime Acquisition Corp.*	6,500	96,005
Stone Energy Corp.*	9,159	408,308
Swift Energy Co.*	8,120	385,132
Toreador Resources Corp.*	6,200	65,038
TXCO Resources, Inc.*	13,400	155,574
U.S. Bioenergy Corp.*	5,800	43,848
USEC, Inc.*	23,613	207,794
Vaalco Energy, Inc.*	16,000	81,280
Venoco, Inc.*	1,900	43,434
Verasun Energy Corp.*	9,790	132,752
Warren Resources, Inc.*	16,140	245,005
Whiting Petroleum Corp.*	11,055	597,633
World Fuel Services Corp.	7,720	341,919

		16,082,252

Other Financial (0.1%)
Information Services Group, Inc.*	5,400	40,716
Kayne Anderson Energy Development	1,600	40,976
Marathon Acquisition Corp.*	9,900	78,903
NTR Acquisition Co.*	3,800	36,556
Patriot Capitol Funding, Inc.	7,800	97,656
Pennantpark Investment Corp.	7,900	103,174
Pinnacle Financial Partners, Inc.*	4,200	122,598

		520,579

Paper & Forest Products (0.3%)
Abitibibowater, Inc.*	15,350	525,905
Buckeye Technologies, Inc.*	8,990	161,101
Deltic Timber Corp.	2,856	159,707
Glatfelter Co.	12,210	196,215
Mercer International, Inc.*	8,620	81,028
Neenah Paper, Inc.	4,700	159,800
Schweitzer-Mauduit International, Inc.	4,242	118,861
Wausau-Mosinee Paper Corp.	12,047	120,590

		1,523,207

Personal Products (0.3%)
American Oriental Bioengineering, Inc.*	12,800	176,256
Chattem, Inc.*	5,426	403,152
Elizabeth Arden, Inc.*	8,407	209,334
Inter Parfums, Inc.	2,300	54,832
Mannatech, Inc.	8,200	65,190
Nu Skin Enterprises, Inc.	13,698	236,565
Prestige Brands Holdings, Inc.*	7,200	75,312
Revlon Co., Inc.*	53,407	61,418
USANA Health Sciences, Inc.*	3,010	122,838

		1,404,897

Pharmaceuticals (3.0%)
Acadia Pharmaceuticals, Inc.*	10,300	158,414
Adams Respiratory Therapeutics, Inc.*	11,000	483,340
Akorn, Inc.*	19,400	143,172
Alexion Pharmaceuticals, Inc.*	10,869	831,478
Alexza Pharmaceuticals, Inc.*	2,700	21,978
Allos Therapeutics, Inc.*	16,600	96,612
Alnylam Pharmaceuticals, Inc.*	10,100	318,958
Alpharma, Inc., Class A*	11,748	242,244
Altus Pharmaceuticals, Inc.*	3,400	47,056
Amag Pharmaceuticals Inc.*	4,760	311,066
Arena Pharmaceuticals, Inc.* (a)	19,900	191,239
Auxilium Pharmaceuticals, Inc.*	7,600	200,716
Bentley Pharmaceuticals, Inc.*	5,149	71,262
Biomarin Pharmaceutical, Inc.*	29,068	806,056
Bionovo, Inc.*	5,500	12,980
Bradley Pharmaceutical*	3,500	68,845
Cadence Pharmaceuticals, Inc.*	2,600	37,128
Caraco Pharmaceutical Laboratories Ltd.*	1,300	20,241
Cubist Pharmaceuticals, Inc.*	17,220	402,948
Cypress Bioscience, Inc.*	10,720	144,613
Discovery Laboratories, Inc.*	14,800	36,852
Durect Corp.*	14,800	86,136
Emergent Biosolutions, Inc.*	100	1,008
Encysive Pharmaceuticals, Inc.*	31,677	41,497
Human Genome Sciences, Inc.*	41,365	391,313
Idenix Pharmaceuticals, Inc.*	3,915	10,140
Indevus Pharmaceuticals, Inc.*	22,100	170,170
Isis Pharmaceuticals, Inc.*	25,680	452,482
Javelin Pharmaceuticals, Inc.*	9,300	49,197
K-V Pharmaceutical Co.*	9,623	301,585
Keryx Biopharmaceuticals, Inc.*	11,041	113,722
Ligand Pharmaceutical, Class B	20,800	111,904
Medicines Co. (The)*	13,579	260,038
Medicis Pharmaceutical Corp.	16,860	500,573
MGI Pharma, Inc.*	23,460	764,327
Minrad International, Inc.*	18,400	80,776
Momenta Pharmaceuticals, Inc.*	6,400	83,264
Nabi Biopharmaceuticals*	16,451	63,501
Nastech Pharmaceutical Co., Inc.*	9,400	128,122
Noven Pharmaceuticals, Inc.*	8,900	137,594
Obagi Medical Products, Inc.*	3,100	67,704
Onyx Pharmaceuticals, Inc.*	15,040	702,518
OSI Pharmaceuticals, Inc.*	17,600	731,632

116 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Pain Therapeutics, Inc.*	11,010	$112,963
Par Pharmaceutical Cos., Inc.*	9,795	180,620
Penwest Pharmaceuticals Co.* (a)	9,240	76,600
Perrigo Co.	23,911	566,930
PharMerica Corp.*	10,109	161,238
Poniard Pharmaceuticals, Inc.*	10,600	49,184
Pozen, Inc.*	9,805	91,775
Progenics Pharmaceuticals, Inc.*	6,300	145,908
Regeneron Pharmaceuticals, Inc.*	16,677	366,894
Rigel Pharmaceuticals, Inc.*	8,174	86,072
Salix Pharmaceuticals, Inc.*	15,870	185,679
Santarus, Inc.*	12,800	27,904
Savient Pharmaceuticals, Inc.*	14,452	203,484
Sciele Pharma, Inc.*	11,435	290,906
Somaxon Pharmaceuticals, Inc.*	4,900	43,855
SuperGen, Inc.*	16,634	75,019
Trubion Pharmaceuticals, Inc.*	1,000	13,270
Valeant Pharmaceuticals International*	25,800	375,390
Vanda Pharmaceuticals, Inc.*	8,500	127,500
Viropharma, Inc.*	18,500	159,285
Xenport, Inc.*	5,900	289,572

		13,526,449

Real Estate Investment Trusts (REITs) (5.1%)
Acadia Realty Trust	9,399	249,074
Agree Realty Corp.	2,100	67,998
Alesco Financial, Inc.	11,900	47,362
Alexander’s, Inc.*	500	200,975
Alexandria Real Estate Equities, Inc. (b)	8,836	911,345
American Campus Communities, Inc.	6,650	189,126
American Financial Realty Trust	38,300	258,142
Anthracite Capital, Inc.	18,251	151,848
Anworth Mortgage Asset Corp.	12,400	84,692
Arbor Realty Trust, Inc.	4,730	89,302
Ashford Hospitality Trust	29,510	290,378
Associated Estates Realty Corp.	7,000	84,980
Biomed Realty Trust, Inc.	17,803	425,314
BRT Realty Trust	3,400	54,468
Capital Lease Funding, Inc.	10,200	95,472
Capital Trust, Inc., Class A	3,468	116,941
CBRE Realty Finance, Inc.	4,800	23,424
Cedarshopping Centers, Inc.	12,500	160,625
Corporate Office Properties Trust	10,280	424,872
Cousins Properties, Inc.	13,002	374,328
Crystal River Capital, Inc.	5,400	78,570
DCT Industrial Trust, Inc.	45,470	487,893
Deerfield Triarc Capital Corp.	18,000	171,900
Diamondrock Hospitality Co.	24,560	470,570
Digital Realty Trust, Inc.	14,110	620,699
EastGroup Properties, Inc.	6,210	296,093
Education Realty Trust, Inc.	10,700	138,458
Entertainment Properties Trust	7,214	395,832
Equity Lifestyle Properties, Inc.	5,436	273,105
Equity One, Inc.	9,325	244,129
Extra Space Storage, Inc.	16,840	264,725
Felcor Lodging Trust, Inc.	19,100	399,954
First Industrial Realty Trust	13,702	558,356
First Potomac Realty Trust	8,300	173,470
Franklin Street Properties Corp.	14,600	237,250
Friedman, Billings, Ramsey Group, Inc.	39,700	170,710
Getty Realty Corp.	3,635	103,343
Glimcher Realty Trust	12,478	277,012
GMH Communities Trust	9,870	72,841
Gramercy Capital Corp.	4,100	108,117
Healthcare Realty Trust, Inc.	15,300	404,532
Hersha Hospitality Trust	9,700	104,857
HFF, Inc., Class A*	4,000	40,200
Highwood Properties, Inc.	17,364	624,409
Home Properties of New York, Inc.	10,090	518,828
Impac Mortgage Holdings	25,228	28,255
Inland Real Estate Corp.	15,770	234,973
Investors Real Estate Trust	13,097	142,102
JER Investors Trust, Inc.	9,900	110,583
Kite Realty Group Trust	6,969	126,278
Lasalle Hotel Properties	11,686	482,866
Lexington Corporate Properties Trust	17,995	356,121
LTC Properties, Inc.	5,040	127,714
Luminent Mortgage Capital, Inc.	31,657	61,731
Maguire Properties, Inc.	10,210	278,223
Medical Properties Trust, Inc.	16,510	216,776
MFA Mortgage Investments, Inc.	28,474	243,737
Mid-America Apartment Communities, Inc.	6,892	358,384
National Health Investors, Inc.	5,537	162,179
National Retail Properties, Inc.	18,140	459,849
Nationwide Health Properties, Inc.	26,874	839,006
Newcastle Investment Corp.	13,797	204,885
Northstar Realty Finance Corp.	14,620	136,697
Novastar Financial, Inc.* (a)	5,817	30,712
Omega Healthcare Investors, Inc.	18,300	306,159
Parkway Properties, Inc.	4,282	184,126
Pennsylvania Real Estate Investment Trust	8,867	338,276
Post Properties, Inc.	13,076	536,116
PS Business Parks, Inc.	4,045	235,824
Quadra Realty Trust, Inc.	1,700	14,059

2007 Annual Report 117

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Real Estate Investment Trusts (continued)
RAIT Financial Trust	21,143	$192,401
Ramco-Gershenson Properties Trust	5,039	144,166
Realty Income	30,400	898,015
Redwood Trust, Inc.	5,720	150,722
Resource Capital Corp.	3,800	39,216
Saul Centers, Inc.	3,845	210,783
Senior Housing Properties Trust	25,797	578,369
Sovran Self Storage, Inc.	5,601	264,983
Strategic Hotel Capital, Inc.	20,232	441,867
Sun Communities, Inc.	6,010	183,305
Sunstone Hotel Investors, Inc.	18,950	526,999
Tanger Factory Outlet Centers, Inc.	9,597	404,226
U-Store-It Trust	11,410	147,189
Universal Health Realty Income Trust	2,873	106,215
Urstadt Biddle Properties	4,880	81,106
Washington Real Estate Investment Trust	13,884	488,994
Winthrop Realty Trust	8,400	45,864

		22,656,571

Real Estate Management & Development (0.2%)
Consolidated Tomoka Land Co.(a)	1,580	108,262
Grubb & Ellis Co.*	6,800	57,732
Hilltop Holdings, Inc.*	12,862	154,601
Meruelo Maddux Properties, Inc.*	11,770	56,614
Mission West Properties, Inc.	2,200	26,378
Move, Inc.*	28,339	71,981
Stratus Properties*	200	6,920
Tejon Ranch Co.* (a)	2,443	97,915
Thomas Properties Group, Inc.	8,900	108,491

		688,894

Road & Rail (0.5%)
AMERCO*	2,704	174,489
Arkansas Best Corp.	7,225	198,326
Celadon Group, Inc.*	8,700	69,600
Dollar Thrifty Automotive Group, Inc.*	7,500	258,750
Genesee & Wyoming, Inc.*	9,280	272,090
Heartland Express, Inc.	15,746	219,499
Knight Transportation, Inc.	14,220	227,093
Marten Transport Ltd.*	2,845	40,456
Old Dominion Freight Line, Inc.*	7,879	177,987
Patriot Transportation Holding, Inc.*	100	9,857
Saia, Inc.*	5,055	71,225
Universal Truckload Services, Inc.*	1,200	21,180
Werner Enterprises, Inc.	15,762	299,793

		2,040,345

Semiconductors & Semiconductor Equipment (3.3%)
Actel Corp.*	7,109	80,972
Advanced Analogic Technologies, Inc.*	13,500	163,080
Advanced Energy Industries, Inc.*	9,645	154,320
Amis Holdings, Inc.*	15,175	116,392
Amkor Technology, Inc.*	27,900	316,107
Anadigics, Inc.*	16,000	236,000
Applied Micro Circuits Corp.*	79,070	254,605
Asyst Technologies, Inc.*	13,409	64,363
Atheros Communications*	14,965	525,271
ATMI, Inc.*	9,357	300,734
Axcelis Technologies, Inc.*	27,633	129,599
Brooks Automation, Inc.*	20,578	267,102
Cabot Microelectronics Corp.*	6,532	259,190
Cavium Networks, Inc.*	900	26,172
Cirrus Logic, Inc.*	23,897	146,967
Cohu, Inc.	6,245	102,418
Conexant Systems, Inc.* (b)	130,940	167,603
Credence Systems Corp.*	27,422	83,637
Cymer, Inc.*	9,838	418,115
Diodes, Inc.*	8,040	265,802
DSP Group, Inc.*	9,648	152,342
Eagle Test Systems, Inc.*	2,600	32,864
Entegris, Inc.*	36,654	334,651
Exar Corp.*	10,864	132,106
FormFactor, Inc.*	14,437	564,631
Genesis Microchip, Inc.*	11,504	84,900
Hittite Microwave Corp.*	3,700	185,925
Intevac*	7,000	122,990
IXYS Corp.*	7,302	77,036
Kulicke & Soffa Industries, Inc.*	19,268	145,859
Lattice Semiconductor Corp.* (b)	37,275	155,809
LTX Corp.*	16,873	55,850
Mattson Technology, Inc.*	14,274	123,898
Micrel, Inc.	16,658	150,755
Microsemi*	23,308	620,225
Microtune, Inc.*	13,450	81,104
MIPS Technologies, Inc.*	11,774	93,015
MKS Instruments, Inc.*	15,723	315,718
Monolithic Power System, Inc.*	8,200	179,826
Netlogic Microsystems, Inc.*	5,300	175,960
OmniVision Technologies, Inc.*	17,028	377,170
On Semiconductor Corp.*	72,013	734,533
PDF Solutions, Inc.*	4,200	33,180
Pericom Semiconductor Corp.*	7,000	104,580
Photronics, Inc.*	10,892	119,158
PLX Technology, Inc.*	5,800	60,552
PMC-Sierra, Inc.*	63,600	573,036
RF Micro Devices, Inc.*	60,156	374,170
Rudolph Technologies, Inc.*	6,587	85,829

118 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Semitool, Inc.*	6,018	$55,847
Semtech Corp.*	20,235	346,221
Sigma Designs, Inc.*	7,000	411,390
Silicon Image, Inc.*	23,806	151,644
Silicon Storage Technology, Inc.*	25,684	85,271
SiRF Technology Holdings, Inc.*	14,275	425,538
Skyworks Solutions, Inc.*	43,437	400,489
Spansion, Inc., Class A*	26,400	186,120
Standard Microsystems Corp.*	7,661	298,779
Supertex, Inc.*	4,180	152,737
Techwell, Inc.*	2,100	26,082
Tessera Technologies, Inc.*	12,628	482,263
Trident Microsystems, Inc.*	17,373	130,819
TriQuint Semiconductor, Inc.*	38,339	240,386
Ultra Clean Holdings, Inc.*	3,100	39,804
Ultratech Stepper, Inc.*	7,450	86,346
Veeco Instruments, Inc.*	10,542	190,494
Volterra Semiconductor Corp.*	5,800	71,282
Zoran Corp.*	13,459	343,204

		14,450,838

Service Company (0.1%)
Heidrick & Struggles International, Inc.	6,155	266,019

Software (3.6%)
ACI Worldwide, Inc.*	12,096	276,636
Actuate Corp.*	13,000	114,270
Advent Software, Inc.*	5,793	320,527
Ansoft Corp.*	4,600	138,368
Ansys, Inc.*	23,372	907,067
Aspen Technology, Inc.*	23,619	411,915
Blackbaud, Inc.	11,894	320,543
Blackboard, Inc.*	8,800	439,120
Borland Software Corp.* (a)	25,846	113,205
Bottomline Technologies, Inc.*	5,900	94,754
Chordiant Software, Inc.*	10,840	155,988
Commvault Systems, Inc.*	10,700	217,638
Comverge, Inc.*	800	28,160
Concur Technologies, Inc.*	11,800	425,272
Double-Take Software, Inc.*	2,300	54,809
Epicor Software Corp.*	17,089	199,600
EPIQ Systems, Inc.*	9,175	177,903
eSPEED, Inc.*	8,511	86,472
Falconstor Software, Inc.*	12,099	169,749
Henry (Jack) & Associates, Inc.	24,135	705,225
I2 Technologies, Inc.*	6,300	106,848
Informatica Corp.*	26,353	450,109
Innerworkings, Inc.*	5,800	93,322
InterVoice-Brite, Inc.*	14,156	138,729
INVESTools, Inc.*	16,990	247,884
JDA Software Group, Inc.*	8,729	217,876
Lawson Software, Inc.*	40,440	456,568
Macrovision Corp.*	16,752	402,048
Magma Design Automation, Inc.*	12,398	184,606
Mentor Graphics Corp.*	26,300	421,326
MICROS Systems, Inc.*	12,234	878,646
MicroStrategy, Inc.*	2,886	283,780
Midway Games, Inc.*	7,137	22,196
MSC Software Corp.*	9,800	135,240
Net 1 UEPS Technologies, Inc.* (a)	12,500	400,250
Nuance Communications, Inc.*	39,532	874,053
Opentv Corp.*	12,400	16,864
Parametric Technology Corp.*	35,095	670,314
Pegasystems, Inc.	1,000	11,710
Progress Software Corp.*	12,035	393,665
QAD, Inc.	1,400	12,600
Quality Systems, Inc.	6,054	219,336
Quest Software, Inc.*	18,562	322,979
Radiant Systems, Inc.*	9,735	158,875
Renaissance Learning, Inc.	765	10,725
Secure Computing Corp.*	15,391	152,371
Solera Holdings, Inc.*	5,700	122,607
Sourceforge, Inc.*	14,600	38,690
SPSS, Inc.*	5,873	223,174
Sybase, Inc.*	24,800	709,280
Take-Two Interactive Software, Inc.*	19,800	371,844
THQ, Inc.*	18,141	491,440
Tibco Software, Inc.*	61,060	560,531
Ultimate Software Group, Inc. (The)*	7,500	258,825
Unica Corp.*	900	11,709
Vasco Data Security International, Inc.*	8,300	219,452
Wind River Systems, Inc.*	20,246	253,277

		15,900,970

Specialty Retail (2.3%)
A.C. Moore Arts & Crafts, Inc.*	5,480	91,626
Aaron Rents, Inc.	11,401	241,473
Aeropostale, Inc.*	21,099	483,167
Asbury Automotive Group, Inc.	5,560	101,915
Bebe Stores, Inc.	9,500	132,145
Big 5 Sporting Goods Corp.	8,200	146,370
Blockbuster, Inc.*	59,980	315,495
Books-A-Million, Inc.	5,900	79,001
Borders Group, Inc. (a)	15,900	245,178
Buckle (The)	3,138	135,248
Build-A-Bear-Workshop, Inc.* (a)	5,500	106,700

2007 Annual Report 119

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Cabela’s, Inc.*	9,305	$181,634
Cache, Inc.*	5,200	81,432
Casual Male Retail Group, Inc.*	12,706	106,222
Cato Corp.	8,091	162,467
Charlotte Russe Holding, Inc.*	8,636	125,136
Charming Shoppes*	38,010	282,034
Children’s Place Retail Store, Inc. (The)*	7,511	192,282
Christopher & Banking Corp.	9,839	134,991
Citi Trends, Inc.*	5,200	101,712
Collective Brands, Inc.*	17,714	327,532
CSK Auto Corp.*	11,100	126,540
Dress Barn, Inc.*	15,829	259,437
DSW, Inc. Class A*	4,965	111,712
Eddie Bauer Holdings, Inc.*	6,200	46,624
Finish Line, Inc., Class A (The)	15,774	59,152
G-III Apparel Group*	5,200	84,604
Genesco, Inc.*	6,720	310,464
Group 1 Automotive, Inc.	6,563	203,781
Gymboree*	8,902	302,935
Haverty Furniture Co., Inc.	5,675	48,237
Hibbett Sports, Inc.*	10,459	246,728
Hot Topic, Inc.*	14,538	111,361
J Crew Group, Inc.*	10,390	388,586
Jos. A. Bank Clothiers, Inc.*	5,855	171,025
Lithia Motors, Inc., Class A	4,273	72,556
Lululemon Athletica, Inc.*	4,900	260,778
MarineMax, Inc.*	4,400	62,656
Men’s Wearhouse, Inc.	14,700	621,222
Monro Muffler, Inc.	5,175	117,886
New York & Co., Inc.*	4,100	28,987
Pacific Sunwear of California, Inc.*	19,560	327,043
Pep Boys — Manny, Moe & Jack (The)	12,983	190,980
Pier 1 Imports, Inc.*	24,000	122,160
Rent-A-Center, Inc.*	21,250	340,000
Sally Beauty Holdings, Inc.*	22,300	206,275
Select Comfort Corp.*	14,904	170,353
Shoe Carnival, Inc.*	3,700	59,126
Sonic Automotive, Inc.	7,152	180,659
Stage Stores, Inc.	10,701	200,751
Stein Mart, Inc.	11,333	74,458
Syms Corp.	200	2,844
Talbots, Inc.	5,400	79,434
Tween Brands, Inc.*	8,507	261,165
West Marine, Inc.*	5,062	54,619
Wet Seal, Inc. (The), Class A*	21,005	55,663
Zale Corp.*	13,302	280,406
Zumiez, Inc.*	4,700	196,742

		10,211,709

Technology (0.0%)
Arrowhead Research Corp.*	13,800	56,994

Telephones (0.1%)
Consolidated Communications Holdings, Inc.	4,700	93,577
Rural Cellular Corp.*	2,800	124,236

		217,813

Textiles, Apparel & Luxury Goods (1.3%)
Brown Shoe Co., Inc.	11,954	243,862
Carter’s, Inc.*	14,608	322,545
Cherokee, Inc.	3,200	121,920
Cole (Kenneth) Productions, Inc.	3,070	57,317
Columbia Sportswear Co.	3,900	190,125
Deckers Outdoor Corp.*	3,478	486,190
Fossil, Inc.*	13,545	508,750
Heelys, Inc.*	1,700	12,597
Iconix Brand Group, Inc.*	15,500	354,175
K-Swiss, Inc., Class A	6,981	163,355
Kellwood Co.	7,067	117,100
Maidenform Brands, Inc.*	5,100	75,735
Movado Group, Inc.	4,637	139,527
Oxford Industries, Inc.	4,157	107,708
Perry Ellis International, Inc.*	4,582	106,302
Quiksilver, Inc.*	33,800	456,300
Skechers U.S.A., Inc.*	5,285	129,958
Steven Madden Ltd.	7,698	171,588
Timberland Co., Class A* (b)	12,800	249,728
True Religion Apparel, Inc.*	3,800	58,824
Under Armour, Inc.*	7,530	468,743
UniFirst Corp.	3,143	118,271
Volcom, Inc.*	3,900	114,075
Warnaco Group, Inc. (The)*	14,123	574,665
Weyco Group, Inc.	800	25,568
Wolverine World Wide, Inc. (b)	14,746	378,088
Xerium Technologies, Inc.	1,900	7,809

		5,760,825

Thrifts & Mortgage Finance (1.2%)
Anchor BanCorp Wisconsin, Inc.	7,117	175,078
Bank Mutual Corp.	16,660	185,093
BankAtlantic Bancorp, Inc., Class A	13,612	55,945
BankUnited Financial Corp., Class A	10,374	89,528
Berkshire Hills Bancorp, Inc.	2,440	68,003
Brookline Bancorp, Inc.	21,585	232,255
Centerline Holding Co.	13,821	190,730
City Bank	2,955	70,772
Clayton Holdings, Inc.*	1,900	9,120
Clifton Savings Bancorp, Inc.	600	6,588

120 Annual Report 2007

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Corus Bankshares, Inc. (a)	14,140	$155,823
Delta Financial Corp.	6,800	33,592
Dime Community Bancshares	8,164	117,480
Downey Financial Corp.	5,900	240,307
Federal Agricultural Mortgage Corp., Class C	3,000	88,050
First Busey Corp.	5,550	115,051
First Financial Holdings, Inc.	3,200	92,416
First Niagara Financial Group, Inc.	33,790	446,028
First Place Financial Corp.	3,035	50,654
FirstFed Financial Corp.*	4,936	211,162
Flagstar Bancorp	11,495	92,995
Franklin Bank Corp.*	10,265	79,348
Fremont General Corp.	23,600	65,372
Kearny Financial Corp.	4,000	53,000
KNBT Bancorp, Inc.	10,400	178,256
NASB Financial, Inc.	200	5,940
NewAlliance Bancshares, Inc.	30,820	431,172
Northwest Bancorp, Inc.	3,890	114,561
Ocwen Financial Corp.*	8,760	65,350
Partners Trust Financial Group	15,772	195,888
PFF Bancorp, Inc.	9,005	95,903
Provident Financial Services, Inc.	17,906	283,631
Provident New York Bancorp (a)	9,275	117,885
Rockville Financial, Inc.	2,200	33,000
Roma Financial Corp.	400	6,988
Tierone Corp.	6,161	140,779
Triad Guaranty, Inc.*	4,734	38,156
TrustCo Bank Corp.	24,708	260,422
United Community Financial Corp.	5,611	35,910
ViewPoint Financial Group	1,100	19,745
Wauwatosa Holdings, Inc.*	560	9,369
Westfield Financial, Inc.	2,828	28,790
WSFS Financial Corp.	2,409	138,903

		5,125,038

Tobacco (0.2%)
Alliance One International, Inc.*	26,211	171,158
Universal Corp.	7,932	386,606
Vector Group Ltd.	10,728	234,728

		792,492

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	11,712	415,190
Beacon Roofing Supply, Inc.*	12,570	113,004
BlueLinx Holdings, Inc.	1,980	10,316
Electro Rent Corp.	3,300	47,718
Global Sources Ltd.*	5,700	184,737
H&E Equipment Services, Inc.*	4,200	74,046
Houston Wire & Cable Co.	3,600	63,252
Interline Brands, Inc.*	6,700	160,063
Kaman Corp., Class A	8,108	305,753
Lawson Products, Inc.	1,124	39,778
NuCo2, Inc.*	4,175	107,673
Rush Enterprises, Inc., Class A*	10,950	185,603
TAL International Group, Inc.	3,200	75,552
Transdigm Group, Inc.*	2,100	95,592
UAP Holding Corp.	16,060	511,190
Watsco, Inc.	7,133	297,018

		2,686,485

Transportation (0.2%)
Golar LNG Ltd.	11,600	301,600
GulfMark Offshore Services, Inc.*	7,440	346,555
Horizon Lines, Inc.	8,400	264,264
Knightsbridge Tankers Ltd.	5,800	147,784

		1,060,203

Water Utilities (0.3%)
American States Water Co.	5,846	265,700
Cadiz, Inc.*	4,900	93,100
California Water Service Group	5,297	235,134
Consolidated Water Co. Ltd.	2,800	92,820
Pico Holdings, Inc.*	3,600	148,500
SJW Corp.	3,345	116,841
Southwest Water Co.	10,225	132,107

		1,084,202

Wireless Telecommunication Services (0.5%)
Brightpoint, Inc.*	16,460	266,652
Centennial Communications*	9,900	101,376
Dobson Communications Corp., Class A*	42,480	549,691
Fibertower Corp.*	34,980	110,537
Hughes Communications, Inc.*	1,000	59,590
ICO Global Communications (Holdings) Ltd.*	35,100	152,685
InPhonic, Inc.*	16,580	6,300
Interdigital, Inc.*	14,750	316,978
iPCS, Inc.	4,800	171,600
Nextwave Wireless, Inc.*	4,100	24,600
Novatel Wireless, Inc.*	9,304	241,904
Switch & Data, Inc.*	2,700	53,136
Syniverse Holdings, Inc.*	5,700	95,133
U.S.A. Mobility, Inc.	8,124	127,059

		2,277,241

Total Common Stocks (Cost $369,412,684)		398,347,924

2007 Annual Report 121

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Index Fund (Continued)

	Principal Amount	Value

Repurchase Agreements (10.6%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $21,012,244, collateralized by U.S. Government Agency Mortgages with a market value of $21,429,626	$21,009,437	$21,009,437
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $26,200,281, collateralized by U.S. Government Agency Mortgages with a market value of $26,720,717	26,196,781	26,196,781
Total Repurchase Agreements
(Cost $47,206,218)		47,206,218

Securities Purchased with Collateral for Securities on Loan (0.7%)

Repurchase Agreements (0.7%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $3,294,467, collateralized by U.S. Government Agency Mortgages with a market value of $3,359,897	3,294,017	3,294,017

Total Securities Purchased with Collateral for Securities on Loan (Cost $3,294,017)		3,294,017

Total Investments (Cost $419,912,919) (d) — 100.7%		448,848,159

Liabilities in excess of other assets — (0.7)%		(3,250,530)

NET ASSETS — 100.0%		$445,597,629

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	All or a part of the security was held as collateral for futures.

(c)	Fair Valued Security.

(d)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

MH	Marshall Islands

At October 31, 2007, the Fund’s open futures contracts were as follows:

			Market Value	Unrealized
Number of	Long		Covered by	Appreciation/
Contracts	Contracts	Expiration	Contracts	Depreciation

115	Russell 2000	12/21/07	$47,857,250	$2,280,307

			$47,857,250	$2,280,307

See Accompanying Notes to Financial Statements.

122 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond Index	International	Mid Cap Market	S&P 500	Small Cap
	Fund	Index Fund	Index Fund	Index Fund	Index Fund

Assets:
Investments, at value (cost $1,316,406,960; $1,673,287,736; $741,547,751; $2,074,935,839 and $369,412,684)*	$1,315,495,922	$2,618,452,274	$849,823,635	$2,616,917,095	$398,347,924
Repurchase agreements, at cost and value	10,508,417	346,442,793	97,257,780	84,191,908	50,500,235

Total Investments	1,326,004,339	2,964,895,067	947,081,415	2,701,109,003	448,848,159

Cash	1,776	4,425	2,358,687	–	131,010
Cash collateral pledged for futures	–	9,868,856	–	–	–
Foreign currency, at value (cost $0; $22,284,257; $0; $0 and $0)	–	22,005,351	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	4,161,629	–	–	–
Interest and dividends receivable	9,144,560	4,503,296	817,942	2,658,144	398,708
Receivable for capital shares issued	227,721	383,747	18,589	288,067	11,052
Receivable for investments sold	84,757,538	–	769,550	–	–
Reclaims receivable	–	823,675	–	–	–
Receivable from adviser	46,131	–	–	–	25,018
Unrealized appreciation on futures contracts	–	209,082	–	–	–
Receivable for variation margin on futures contracts	–	–	1,614,496	1,050,200	782,000
Prepaid expenses and other assets	13,796	13,322	7,818	20,716	4,091

Total Assets	1,420,195,861	3,006,868,450	952,668,497	2,705,126,130	450,200,038

Liabilities:
Payable to custodian	–	–	–	601,009	–
Unrealized depreciation on forward foreign currency contracts	–	2,579,855	–	–	–
Payable for investments purchased	301,532,671	–	3,479,648	–	583,263
Distributions payable	20,773	–	–	–	–
Payable for capital shares redeemed	1,794,783	2,490,324	1,110,322	3,543,050	577,174
Payable upon return of securities loaned	2,279,025	340,628,438	1,619,062	–	3,294,017
Payable for variation margin on futures contracts	–	109,450	–	–	–
Accrued expenses and other payables:
Investment advisory fees	–	228,439	70,122	85,855	–
Fund administration and transfer agent fees	63,524	143,164	44,644	153,092	29,524
Distribution fees	13,737	49,659	48,225	115,328	27,771
Administrative servicing fees	17,555	70,541	69,687	77,211	41,404
Trustee fees	3,486	5,495	2,640	7,323	1,154
Compliance program costs (Note 3)	32,375	46,722	23,944	65,875	10,425
Custodian fees	11,345	15,112	8,122	27,953	5,080
Other	74,998	94,622	71,548	129,562	32,597

Total Liabilities	305,844,272	346,461,821	6,547,964	4,806,258	4,602,409

Net Assets	$1,114,351,589	$2,660,406,629	$946,120,533	$2,700,319,872	$445,597,629

See Accompanying Notes to Financial Statements.

2007 Annual Report 123

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide		Nationwide		Nationwide	Nationwide
	Bond Index	International		Mid Cap Market		S&P 500	Small Cap
	Fund	Index Fund		Index Fund		Index Fund	Index Fund

Represented by:
Capital	$1,124,865,755	$1,633,075,751		$805,416,127		$2,151,878,685	$405,213,312
Accumulated net investment income (loss)	1,811,824	21,058,824		129,122		2,440,278	224,614
Accumulated net realized gains (losses) from investment and foreign currency transactions	(11,414,952)	59,731,857		29,542,270		2,469,689	8,944,154
Net unrealized appreciation (depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(911,038)	946,540,197		111,033,014		543,531,220	31,215,549

Net Assets	$1,114,351,589	$2,660,406,629		$946,120,533		$2,700,319,872	$445,597,629

Net Assets:
Class A Shares	$66,184,484	$232,958,284		$218,928,364		$84,794,405	$124,188,723
Class B Shares	252,812	713,940		1,000,821		12,040,325	448,885
Class C Shares	62,803	1,665,407		1,230,151		3,208,449	639,822
Class R Shares	–	1,164		1,094		235,763	1,056
Institutional Service Class Shares	–	–		–		98,678,663	–
Local Fund Shares	–	–		–		161,974	–
Institutional Class Shares	1,047,851,490	2,425,067,834		724,960,103		1,834,779,809	320,319,143
Service Class Shares	–	–		–		666,420,484	–

Total	$1,114,351,589	$2,660,406,629		$946,120,533		$2,700,319,872	$445,597,629

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,116,999	18,487,750		13,348,009		6,458,508	9,490,040
Class B Shares	23,369	57,616		61,861		921,286	34,589
Class C Shares	5,806	136,836		76,448		246,833	49,445
Class R Shares	–	92		67		17,969	80
Institutional Service Class Shares	–	–		–		7,488,627	–
Local Fund Shares	–	–		–		12,253	–
Institutional Class Shares	96,936,337	191,910,577		43,844,595		139,081,600	24,235,131
Service Class Shares	–	–		–		50,768,860	–

Total	103,082,511	210,592,871		57,330,980		204,995,936	33,809,285

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.82	$12.60		$16.40		$13.13	$13.09
Class B Shares (a)	$10.82	$12.39		$16.18		$13.07	$12.98
Class C Shares (b)	$10.82	$12.17		$16.09		$13.00	$12.94
Class R Shares	$–	$12.60	(c)	$16.39	(c)	$13.12	$13.08	(c)
Institutional Service Class Shares	$–	$–		$–		$13.18	$–
Local Fund Shares	$–	$–		$–		$13.22	$–
Institutional Class Shares	$10.81	$12.64		$16.53		$13.19	$13.22
Service Class Shares	$–	$–		$–		$13.13	$–

See Accompanying Notes to Financial Statements.

124 Annual Report 2007

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond Index	International	Mid Cap Market	S&P 500	Small Cap
	Fund	Index Fund	Index Fund	Index Fund	Index Fund

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.48	$13.37	$17.40	$13.93	$13.89

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Includes value of securities on loan of $2,225,533; $349,638,539; $1,544,004; $0; and $3,233,339.

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See Accompanying Notes to Financial Statements.

2007 Annual Report 125

Statements of Operations
For the Year Ended October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond Index	International	Mid Cap Market	S&P 500	Small Cap
	Fund	Index Fund	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Interest income	$85,517,369	$2,580,208	$8,034,260	$6,586,549	$4,263,414
Dividend income	–	72,312,409	13,486,206	55,860,295	5,222,494
Income from securities lending	249,287	2,548,574	263,266	131,266	432,712
Foreign tax withholding	–	(5,672,685)	–	–	–

Total Income	85,766,656	71,768,506	21,783,732	62,578,110	9,918,620

Expenses:
Investment advisory fees	3,517,718	6,373,314	2,454,926	3,799,219	1,097,326
Fund administration and transfer agent fees	1,546,844	2,193,807	955,323	2,632,573	507,480
Distribution fees Class A	123,196	430,751	520,352	166,060	323,722
Distribution fees Class B	2,336	6,523	9,818	93,089	4,673
Distribution fees Class C	195	12,206	10,252	24,280	6,008
Distribution fees Class R	–	3	3	675	2
Distribution fees Local Fund Class	–	–	–	102	–
Distribution fees Service Class	–	–	–	984,161	–
Administrative servicing fees Class A	74,522	295,742	348,415	2,702	209,434
Administrative servicing fees Institutional Service Class	–	–	–	226,074	–
Administrative servicing fees Service Class	–	–	–	1,646,083	–
Registration and filing fees	122,167	91,380	80,567	102,991	67,142
Trustee fees	69,181	105,251	49,065	134,914	23,965
Compliance program costs (Note 3)	30,263	44,993	22,590	62,122	10,042
Custodian fees	85,514	109,735	56,886	144,601	26,890
Other	265,642	355,493	300,009	662,042	95,241

Total expenses before reimbursed/waived expenses	5,837,578	10,019,198	4,808,206	10,681,688	2,371,925

Earnings credit (Note 5)	(9,537)	(5,956)	(15,134)	(15,113)	(11,414)
Expenses reimbursed	(439,605)	(386,490)	(319,532)	(375,580)	(164,560)
Expenses voluntarily waived by Administrator	(20,735)	(21,773)	(12,602)	(33,505)	(6,311)

Net Expenses	5,367,701	9,604,979	4,460,938	10,257,490	2,189,640

Net Investment Income	80,398,955	62,163,527	17,322,794	52,320,620	7,728,980

See Accompanying Notes to Financial Statements.

126 Annual Report 2007

Statements of Operations (Continued)

	Nationwide		Nationwide	Nationwide		Nationwide		Nationwide
	Bond Index		International	Mid Cap Market		S&P 500		Small Cap
	Fund		Index Fund	Index Fund		Index Fund		Index Fund

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	$(4,355,370	)(a)	$59,020,868	$211,754,820	(a)	$388,612,740	(a)	$83,438,762	(a)
Net realized gains (losses) on futures transactions	–		6,400,745	27,794,745		11,806,665		11,207,175
Net realized gains (losses) on foreign currency transactions	–		4,064,355	–		–		–

Net realized gains (losses) on investments, futures and foreign currency transactions	(4,355,370)		69,485,968	239,549,565		400,419,405		94,645,937
Net change in unrealized appreciation/(depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,905,725		405,610,370	(67,818,526)		(48,630,541)		(47,882,543)

Net realized/unrealized gains from investments, futures and foreign currency transactions	550,355		475,096,338	171,731,039		351,788,864		46,763,394

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$80,949,310		$537,259,865	$189,053,833		$404,109,484		$54,492,374

(a)	Includes realized gain/(loss) as a result of a redemption in kind (Note 10).

See Accompanying Notes to Financial Statements.

2007 Annual Report 127

Statements of Changes in Net Assets

	Nationwide Bond Index Fund				Nationwide International Index Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2007		October 31, 2006		October 31, 2007		October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$80,398,955		$80,436,942		$62,163,527		$39,325,972
Net realized gains (losses) from investments, futures and foreign currency transactions	(4,355,370	)(a)	(9,537,676)		69,485,968		60,088,929
Net change in unrealized appreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,905,725		19,853,848		405,610,370		302,297,060

Change in net assets resulting from operations	80,949,310		90,753,114		537,259,865		401,711,961

Distributions to Shareholders From:
Net investment income:
Class A	(2,254,410)		(1,759,169)		(3,527,986)		(830,952)
Class B	(9,299)		(7,029)		(10,475)		(4,766)
Class C	(768)		(107	)(a)	(19,317)		(4,261)
Class R	–		–		(13	)(b)	–
Institutional Class	(77,821,728)		(78,361,327)		(55,131,236)		(25,682,212)
Net realized gains:
Class A	–		–		(3,326,613)		(1,248,104)
Class B	–		–		(17,346)		(12,143)
Class C	–		–		(23,768)		(4,617)
Institutional Class	–		–		(54,100,254)		(40,251,609)

Change in net assets from shareholder distributions	(80,086,205)		(80,127,632)		(116,157,008)		(68,038,664)

Change in net assets from capital transactions	(967,467,219)		557,303,622		233,854,600		309,998,300

Change in net assets	(966,604,114)		567,929,104		654,957,457		643,671,597

Net Assets:
Beginning of period	2,080,955,703		1,513,026,599		2,005,449,172		1,361,777,575

End of period	$1,114,351,589		$2,080,955,703		$2,660,406,629		$2,005,449,172

Accumulated net investment income at end of period	$1,811,824		$1,666,162		$21,058,824		$13,176,018

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$34,547,409		$10,928,815		$123,846,152		$71,352,954
Dividends reinvested	2,097,889		1,752,822		6,799,456		2,056,199
Cost of shares redeemed(c)	(15,079,092)		(10,541,308)		(31,892,340)		(22,556,185)

Total Class A	21,566,206		2,140,329		98,753,268		50,852,968

Class B Shares
Proceeds from shares issued	77,615		50,623		37,578		118,923
Dividends reinvested	5,920		4,151		21,930		14,530
Cost of shares redeemed(c)	(11,789)		(92,299)		(64,657)		(24,601)

Total Class B	71,746		(37,525)		(5,149)		108,852

Class C Shares
Proceeds from shares issued	57,369		5,000	(a)	904,889		434,916
Dividends reinvested	315		107	(a)	20,552		3,914

Cost of shares redeemed(c)	–		–		(120,532)		(8,258)
Total Class C	57,684		5,107		804,909		430,572

(a)	Includes realized loss as a result of a redemption in kind (Note 10).

See Accompanying Notes to Financial Statements.

128 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund		Nationwide International Index Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$–	$–	$1,000 (b)	$–
Dividends reinvested	–	–	13 (b)	–

Total Class R	–	–	1,013	–

Institutional Class Shares
Proceeds from shares issued	420,558,060	620,492,665	229,072,717	403,041,062
Dividends reinvested	77,821,728	78,361,306	109,231,066	65,933,564
Redemptions in-kind	(1,412,594,323)	–	–	–
Cost of shares redeemed(c)	(74,948,320)	(143,658,260)	(204,003,224)	(210,368,718)

Total Institutional Class	(989,162,855)	555,195,711	134,300,559	258,605,908

Change in net assets from capital transactions:	$(967,467,219)	$557,303,622	$233,854,600	$309,998,300

SHARE TRANSACTIONS:
Class A Shares
Issued	3,213,573	1,023,062	10,898,058	7,159,582
Reinvested	195,031	163,653	612,155	220,428
Redeemed	(1,403,337)	(985,531)	(2,786,678)	(2,284,547)

Total Class A Shares	2,005,267	201,184	8,723,535	5,095,463

Class B Shares
Issued	7,166	4,768	3,441	12,737
Reinvested	550	388	2,027	1,600
Redeemed	(1,103)	(8,592)	(5,864)	(2,522)

Total Class B Shares	6,613	(3,436)	(396)	11,815

Class C Shares
Issued	5,298	469 (a)	83,227	44,868
Reinvested	29	10 (a)	1,913	436
Redeemed	–	–	(10,678)	(877)

Total Class C Shares	5,327	479	74,462	44,427

Class R Shares
Issued	–	–	91 (b)	–
Reinvested	–	–	1 (b)	–

Total Class R Shares	–	–	92	–

Institutional Class Shares
Issued	39,084,797	58,107,928	20,351,913	41,519,284
Reinvested	7,228,846	7,321,978	9,841,617	7,070,045
Redemptions in-kind	(130,916,990)	–	–	–
Redeemed	(6,968,758)	(13,529,395)	(17,405,187)	(21,327,681)

Total Institutional Class Shares	(91,572,105)	51,900,511	12,788,343	27,261,648

Total change in shares:	(89,554,898)	52,098,738	21,586,036	32,413,353

(a)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
(c)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

2007 Annual Report 129

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund			Nationwide S&P 500 Index Fund
	Year Ended		Year Ended	Year Ended		Year Ended
	October 31, 2007		October 31, 2006	October 31, 2007		October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$17,322,794		$16,810,377	$52,320,620		$50,896,163
Net realized gains on investment and futures transactions	239,549,565	(a)	57,534,188	400,419,405	(a)	3,965,154
Net change in unrealized appreciation/(depreciation) on investments and futures	(67,818,526)		62,882,944	(48,630,541)		401,817,283

Change in net assets resulting from operations	189,053,833		137,227,509	404,109,484		456,678,600

Distributions to Shareholders From:
Net investment income:
Class A	(2,699,292)		(2,125,880)	(1,060,890)		(479,284)
Class B	(7,135)		(5,600)	(84,708)		(43,651)
Class C	(7,636)		(3,491)	(23,259)		(9,504)
Class R	(11	)(a)	–	(2,316	)(b)	–
Institutional Service Class	–		–	(1,455,855)		(1,083,623)
Local Fund Class	–		–	(2,527)		(2,000)
Institutional Class	(17,024,326)		(15,260,628)	(42,057,838)		(40,207,767)
Service Class	–		–	(9,316,987)		(7,751,049)
Net realized gains:
Class A	(17,564,797)		(7,034,770)	(221,285)		(188,635)
Class B	(85,866)		(41,422)	(27,749)		(42,333)
Class C	(81,958)		(12,106)	(7,826)		(7,675)
Class R	(38	)(a)	–	–		–
Institutional Service Class	–		–	(360,121)		(515,810)
Local Fund Class	–		–	(557)		(850)
Institutional Class	(103,998,777)		(39,843,686)	(11,380,719)		(15,461,423)
Service Class	–		–	(2,649,183)		(4,274,411)

Change in net assets from shareholder distributions	(141,469,836)		(64,327,583)	(68,651,820)		(70,068,015)

Change in net assets from capital transactions	(403,505,609)		220,254,346	(1,085,491,389)		376,896,621

Change in net assets	(355,921,612)		293,154,272	(750,033,725)		763,507,206

Net Assets:
Beginning of period	1,302,042,145		1,008,887,873	3,450,353,597		2,686,846,391

End of period	$946,120,533		$1,302,042,145	$2,700,319,872		$3,450,353,597

Accumulated net investment income (loss) at end of period	$129,122		$879,949	$2,440,278		$4,124,038

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$37,249,274		$52,229,794	$50,798,376		$20,767,054
Dividends reinvested	19,943,231		8,725,557	1,098,987		592,590
Cost of shares redeemed(c)	(40,797,374)		(29,421,304)	(16,942,990)		(7,671,949)

Total Class A	16,395,131		31,534,047	34,954,373		13,687,695

(a)	Includes realized gain as a result of a redemption in kind (Note 10).

See Accompanying Notes to Financial Statements.

130 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund		Nationwide S&P 500 Index Fund
	Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007		October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$91,113	$151,124	$6,019,928		$1,202,333
Dividends reinvested	79,214	40,653	54,755		57,756
Cost of shares redeemed(c)	(152,969)	(194,136)	(1,342,318)		(1,421,341)

Total Class B	17,358	(2,359)	4,732,365		(161,252)

Class C Shares
Proceeds from shares issued	432,416	671,812	2,009,299		722,455
Dividends reinvested	44,761	3,330	15,040		3,526
Cost of shares redeemed(c)	(94,957)	(121,713)	(494,414)		(284,123)

Total Class C	382,220	553,429	1,529,925		441,858

Class R Shares
Proceeds from shares issued	1,000 (a)	–	254,935	(b)	–
Dividends reinvested	49 (a)	–	2,316	(b)	–
Cost of shares redeemed(c)	–	–	(43,078	)(b)	–

Total Class R	1,049	–	214,173		–

Institutional Service Class Shares
Proceeds from shares issued	–	–	17,418,678		13,588,613
Dividends reinvested	–	–	1,815,961		1,599,428
Cost of shares redeemed(c)	–	–	(13,243,554)		(12,262,437)

Total Institutional Service Class	–	–	5,991,085		2,925,604

Local Fund Shares
Proceeds from shares issued	–	–	8,900		–
Dividends reinvested	–	–	3,038		2,850

Total Local Class	–	–	11,938		2,850

Institutional Class Shares
Proceeds from shares issued	111,553,713	201,216,467	310,796,511		439,976,727
Dividends reinvested	121,022,864	55,104,248	53,336,883		55,591,859
Redemptions in-kind	(609,836,722)	–	(1,387,369,746)		–
Cost of shares redeemed(c)	(43,041,222)	(68,151,486)	(75,324,394)		(110,575,973)

Total Institutional Class	(420,301,367)	188,169,229	(1,098,560,746)		384,992,613

Service Class Shares
Proceeds from shares issued	–	–	56,827,434		46,605,280
Dividends reinvested	–	–	11,966,122		12,025,424
Cost of shares redeemed(c)	–	–	(103,158,058)		(83,623,451)

Total Service Class	–	–	(34,364,502)		(24,992,747)

Change in net assets from capital transactions:	$(403,505,609)	$220,254,346	$(1,085,491,389)		$376,896,621

SHARE TRANSACTIONS:
Class A Shares
Issued	2,330,521	3,399,326	4,101,130		1,883,540
Reinvested	1,285,854	584,674	88,404		54,601
Redeemed	(2,562,347)	(1,932,121)	(1,362,524)		(700,153)

Total Class A Shares	1,054,028	2,051,879	2,827,010		1,237,988

See Accompanying Notes to Financial Statements.

2007 Annual Report 131

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund		Nationwide S&P 500 Index Fund
	Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007		October 31, 2006

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	5,894	9,937	486,388		109,472
Reinvested	5,182	2,758	4,449		5,357
Redeemed	(9,755)	(13,103)	(107,339)		(129,639)

Total Class B Shares	1,321	(408)	383,498		(14,810)

Class C Shares
Issued	27,915	44,053	164,697		66,874
Reinvested	2,941	227	1,225		328
Redeemed	(6,046)	(8,184)	(41,205)		(25,920)

Total Class C Shares	24,810	36,096	124,717		41,282

Class R Shares
Issued	64 (a)	–	21,257	(b)	–
Reinvested	3 (a)	–	185	(b)	–
Redeemed	–	–	(3,473	) (b)	–

Total Class R Shares	67	–	17,969		–

Institutional Service Class Shares
Issued	–	–	1,414,893		1,229,813
Reinvested	–	–	146,031		147,076
Redeemed	–	–	(1,063,510)		(1,116,484)

Total Institutional Service Class Shares	–	–	497,414		260,405

Local Fund Shares
Issued	–	–	696		–
Reinvested	–	–	243		261

Total Local Class Shares	–	–	939		261

Institutional Class Shares
Issued	6,953,807	13,057,804	25,045,366		39,970,919
Reinvested	7,749,155	3,666,970	4,311,926		5,101,756
Redemptions in-kind	(38,524,114)	–	(112,065,408)		–
Redeemed	(2,706,322)	(4,422,132)	(6,038,360)		(10,082,673)

Total Institutional Class Shares	(26,527,474)	12,302,642	(88,746,476)		34,990,002

Service Class Shares
Issued	–	–	4,639,007		4,205,297
Reinvested	–	–	966,974		1,109,931
Redeemed	–	–	(8,295,344)		(7,652,029)

Total Service Class Shares	–	–	(2,689,363)		(2,336,801)

Total change in shares:	(25,447,248)	14,390,209	(87,584,292)		34,178,327

(a)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(b)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

132 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended		Year Ended
	October 31, 2007		October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$7,728,980		$8,012,120
Net realized gains on investment and futures transactions	94,645,937	(a)	40,049,399
Net change in unrealized appreciation/(depreciation) investments and futures	(47,882,543)		43,224,274

Change in net assets resulting from operations	54,492,374		91,285,793

Distributions to Shareholders From:
Net investment income:
Class A	(1,745,690)		(1,021,182)
Class B	(3,374)		(2,648)
Class C	(4,621)		(2,368)
Class R	(12	)(a)	–
Institutional Class	(7,484,258)		(6,596,902)
Net realized gains:
Class A	(11,697,910)		(2,647,352)
Class B	(45,975)		(18,904)
Class C	(54,254)		(8,380)
Class R	(18	)(a)	–
Institutional Class	(51,490,515)		(14,705,614)

Change in net assets from shareholder distributions	(72,526,627)		(25,003,350)

Change in net assets from capital transactions	(169,904,551)		152,349,944

Change in net assets	(187,938,804)		218,632,387

Net Assets:
Beginning of period	633,536,433		414,904,046

End of period	$445,597,629		$633,536,433

Accumulated net investment income (loss) at end of period	$224,614		$656,748

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$39,870,259		$57,590,171
Dividends reinvested	13,260,263		3,652,313
Cost of shares redeemed (b)	(39,956,236)		(22,181,920)

Total Class A	13,174,286		39,060,564

Class B Shares
Proceeds from shares issued	13,586		64,335
Dividends reinvested	46,482		20,768
Cost of shares redeemed (b)	(79,534)		(107,139)

Total Class B	(19,466)		(22,036)

(a)	Includes realized gain as a result of a redemption in kind (Note 10).

See Accompanying Notes to Financial Statements.

2007 Annual Report 133

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	174,370	346,652
Dividends reinvested	33,679	2,186
Cost of shares redeemed (b)	(86,878)	(56,119)

Total Class C	121,171	292,719

Class R Shares
Proceeds from shares issued	1,000 (a)	–
Dividends reinvested	30 (a)	–

Total Class R	1,030	–

Institutional Class Shares
Proceeds from shares issued	95,999,591	132,966,196
Dividends reinvested	58,974,706	21,302,466
Redemptions in-kind	(320,668,228)	–
Cost of shares redeemed (b)	(17,487,641)	(41,249,965)

Total Institutional Class	(183,181,572)	113,018,697

Change in net assets from capital transactions:	$(169,904,551)	$152,349,944

SHARE TRANSACTIONS:
Class A Shares
Issued	3,038,668	4,422,849
Reinvested	1,025,774	300,535
Redeemed	(3,059,976)	(1,761,202)

Total Class A Shares	1,004,466	2,962,182

Class B Shares
Issued	1,075	5,092
Reinvested	3,626	1,730
Redeemed	(6,199)	(8,315)

Total Class B Shares	(1,498)	(1,493)

Class C Shares
Issued	13,634	27,224
Reinvested	2,633	179
Redeemed	(6,895)	(4,232)

Total Class C Shares	9,372	23,171

Class R Shares
Issued	78 (a)	–
Reinvested	2 (a)	–

Total Class R Shares	80	–

Institutional Class Shares
Issued	7,312,573	10,459,738
Reinvested	4,520,510	1,736,493
Redemptions in-kind	(24,403,975)	–
Redeemed	(1,340,211)	(3,093,122)

Total Institutional Class Shares	(13,911,103)	9,103,109

Total change in shares:	(12,898,683)	12,086,969

(a)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(b)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

134 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Bond Index Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$10.96	0.34	0.09	0.43	(0.40)
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)
Year Ended October 31, 2007 (g)	$10.81	0.49	0.01	0.50	(0.49)
Class B Shares
Year Ended October 31, 2003	$10.96	0.29	0.07	0.36	(0.33)
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)
Year Ended October 31, 2007 (g)	$10.81	0.43	0.01	0.44	(0.43)
Class C Shares
Period Ended October 31, 2006 (f)	$10.68	0.23	0.13	0.36	(0.23)
Year Ended October 31, 2007 (g)	$10.81	0.41	0.02	0.43	(0.42)
Institutional Class Shares
Year Ended October 31, 2003	$10.95	0.39	0.09	0.48	(0.44)
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)
Year Ended October 31, 2007 (g)	$10.80	0.55	–	0.55	(0.54)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	(0.01)	(0.41)	$10.98	3.96%		$42,292	0.71%
Year Ended October 31, 2004	–	(0.38)	$11.13	4.94%		$40,757	0.71%
Year Ended October 31, 2005	(0.01)	(0.43)	$10.77	0.56%		$42,126	0.71%
Year Ended October 31, 2006	–	(0.44)	$10.81	4.59%		$44,444	0.71%
Year Ended October 31, 2007 (g)	–	(0.49)	$10.82	4.77%		$66,184	0.73%
Class B Shares
Year Ended October 31, 2003	(0.01)	(0.34)	$10.98	3.34%		$256	1.31%
Year Ended October 31, 2004	–	(0.32)	$11.13	4.32%		$457	1.31%
Year Ended October 31, 2005	(0.01)	(0.36)	$10.77	(0.04%	)	$218	1.31%
Year Ended October 31, 2006	–	(0.38)	$10.81	3.96%		$181	1.32%
Year Ended October 31, 2007 (g)	–	(0.43)	$10.82	4.15%		$253	1.33%
Class C Shares
Period Ended October 31, 2006 (f)	–	(0.23)	$10.81	3.43%		$5	1.31%
Year Ended October 31, 2007 (g)	–	(0.42)	$10.82	4.11%		$63	1.33%
Institutional Class Shares
Year Ended October 31, 2003	(0.01)	(0.45)	$10.98	4.47%		$481,326	0.31%
Year Ended October 31, 2004	–	(0.43)	$11.13	5.36%		$952,042	0.31%
Year Ended October 31, 2005	(0.01)	(0.47)	$10.77	0.97%		$1,470,683	0.31%
Year Ended October 31, 2006	–	(0.48)	$10.80	4.91%		$2,036,325	0.32%
Year Ended October 31, 2007 (g)	–	(0.54)	$10.81	5.19%		$1,047,851	0.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	3.07%	0.82%	2.96%	139.66%
Year Ended October 31, 2004	3.25%	0.77%	3.19%	151.56%
Year Ended October 31, 2005	3.74%	0.77%	3.69%	153.31%
Year Ended October 31, 2006	4.15%	0.75%	4.11%	113.91%
Year Ended October 31, 2007 (g)	4.60%	0.77%	4.56%	164.97%
Class B Shares
Year Ended October 31, 2003	2.10%	1.41%	2.00%	139.66%
Year Ended October 31, 2004	2.70%	1.37%	2.65%	151.56%
Year Ended October 31, 2005	3.18%	1.37%	3.09%	153.31%
Year Ended October 31, 2006	3.56%	1.36%	3.52%	113.91%
Year Ended October 31, 2007 (g)	4.01%	1.37%	3.97%	164.97%
Class C Shares
Period Ended October 31, 2006 (f)	3.73%	1.38%	3.66%	113.91%
Year Ended October 31, 2007 (g)	3.99%	1.38%	3.94%	164.97%
Institutional Class Shares
Year Ended October 31, 2003	3.34%	0.42%	3.23%	139.66%
Year Ended October 31, 2004	3.69%	0.37%	3.63%	151.56%
Year Ended October 31, 2005	4.14%	0.37%	4.09%	153.31%
Year Ended October 31, 2006	4.57%	0.36%	4.53%	113.91%
Year Ended October 31, 2007 (g)	4.99%	0.35%	4.96%	164.97%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2007 Annual Report 135

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide International Index Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and
	Value,	Net	Unrealized	Total from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$5.31	0.09	1.25	1.34	(0.10)
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)
Year Ended October 31, 2007 (i)	$10.59	0.24	2.32	2.56	(0.25)
Class B Shares
Year Ended October 31, 2003	$5.26	0.06	1.24	1.30	(0.08)
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	(0.05)
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)
Year Ended October 31, 2007 (i)	$10.42	0.18	2.27	2.45	(0.18)
Class C Shares
Period Ended October 31, 2005 (g)	$8.27	0.09	0.19	0.28	(0.11)
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)
Year Ended October 31, 2007 (i)	$10.25	0.16	2.25	2.41	(0.19)
Class R Shares
Period Ended October 31, 2007 (h)(i)	$10.96	0.21	1.57	1.78	(0.14)
Institutional Class Shares
Year Ended October 31, 2003	$5.32	0.11	1.25	1.36	(0.12)
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)
Year Ended October 31, 2007 (i)	$10.61	0.30	2.32	2.62	(0.29)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.10)	$6.55	25.51%	$16,404	0.75%
Year Ended October 31, 2004	– (f)	(0.09)	$7.63	18.01%	$34,183	0.76%
Year Ended October 31, 2005	(0.08)	(0.28)	$8.69	17.83%	$40,565	0.76%
Year Ended October 31, 2006	(0.25)	(0.37)	$10.59	26.89%	$103,403	0.76%
Year Ended October 31, 2007 (i)	(0.30)	(0.55)	$12.60	24.91%	$232,958	0.79%
Class B Shares
Year Ended October 31, 2003	–	(0.08)	$6.48	24.88%	$105	1.36%
Year Ended October 31, 2004	– (f)	(0.05)	$7.54	17.21%	$159	1.36%
Year Ended October 31, 2005	(0.08)	(0.24)	$8.57	17.17%	$396	1.36%
Year Ended October 31, 2006	(0.25)	(0.33)	$10.42	25.98%	$605	1.37%
Year Ended October 31, 2007 (i)	(0.30)	(0.48)	$12.39	24.18%	$714	1.37%
Class C Shares
Period Ended October 31, 2005 (g)	–	(0.11)	$8.44	3.63%	$152	1.36%
Year Ended October 31, 2006	(0.25)	(0.34)	$10.25	26.06%	$639	1.37%
Year Ended October 31, 2007 (i)	(0.30)	(0.49)	$12.17	24.22%	$1,665	1.37%
Class R Shares
Period Ended October 31, 2007 (h)(i)	–	(0.14)	$12.60	16.39%	$1	0.76%
Institutional Class Shares
Year Ended October 31, 2003	–	(0.12)	$6.56	25.90%	$359,705	0.36%
Year Ended October 31, 2004	– (f)	(0.12)	$7.64	18.43%	$855,050	0.36%
Year Ended October 31, 2005	(0.08)	(0.31)	$8.70	18.26%	$1,320,858	0.36%
Year Ended October 31, 2006	(0.25)	(0.40)	$10.61	27.32%	$1,900,802	0.37%
Year Ended October 31, 2007 (i)	(0.30)	(0.59)	$12.64	25.49%	$2,425,068	0.37%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	1.71%	0.88%	1.58%	7.71%
Year Ended October 31, 2004	1.57%	0.82%	1.51%	7.62%
Year Ended October 31, 2005	1.81%	0.83%	1.75%	12.24%
Year Ended October 31, 2006	1.95%	0.80%	1.91%	8.66%
Year Ended October 31, 2007 (i)	2.27%	0.81%	2.25%	6.15%
Class B Shares
Year Ended October 31, 2003	1.03%	1.48%	0.90%	7.71%
Year Ended October 31, 2004	0.98%	1.42%	0.92%	7.62%
Year Ended October 31, 2005	1.14%	1.43%	1.07%	12.24%
Year Ended October 31, 2006	1.41%	1.41%	1.37%	8.66%
Year Ended October 31, 2007 (i)	1.62%	1.39%	1.60%	6.15%
Class C Shares
Period Ended October 31, 2005 (g)	1.57%	1.43%	1.50%	12.24%
Year Ended October 31, 2006	1.36%	1.41%	1.33%	8.66%
Year Ended October 31, 2007 (i)	1.69%	1.39%	1.67%	6.15%
Class R Shares
Period Ended October 31, 2007 (h)(i)	2.82%	0.77%	2.80%	6.15%
Institutional Class Shares
Year Ended October 31, 2003	1.99%	0.48%	1.87%	7.71%
Year Ended October 31, 2004	1.99%	0.42%	1.93%	7.62%
Year Ended October 31, 2005	2.17%	0.43%	2.10%	12.24%
Year Ended October 31, 2006	2.34%	0.41%	2.30%	8.66%
Year Ended October 31, 2007 (i)	2.62%	0.39%	2.60%	6.15%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(h)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

136 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Mid Cap Market Index Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and
	Value,	Investment	Unrealized	Total from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$9.19	0.04	2.68	2.72	(0.04)
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)
Class B Shares
Year Ended October 31, 2003	$9.13	(0.02)	2.66	2.64	–
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	–
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)
Class C Shares
Period Ended October 31, 2003 (f)	$11.43	–	0.33	0.33	–
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	–
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)
Class R Shares
Period Ended October 31, 2007 (g)	$15.72	0.09	1.35	1.44	(0.18)
Institutional Class Shares
Year Ended October 31, 2003	$9.25	0.08	2.70	2.78	(0.08)
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.04)	$11.87	29.72%	$38,693	0.71%
Year Ended October 31, 2004	(0.12)	(0.16)	$12.89	10.07%	$65,059	0.70%
Year Ended October 31, 2005	(0.26)	(0.37)	$14.68	16.94%	$150,305	0.70%
Year Ended October 31, 2006	(0.66)	(0.84)	$15.64	12.57%	$192,274	0.71%
Year Ended October 31, 2007	(1.42)	(1.63)	$16.40	16.20%	$218,928	0.74%
Class B Shares
Year Ended October 31, 2003	–	–	$11.77	28.96%	$295	1.31%
Year Ended October 31, 2004	(0.12)	(0.12)	$12.75	9.44%	$657	1.31%
Year Ended October 31, 2005	(0.26)	(0.29)	$14.50	16.15%	$884	1.31%
Year Ended October 31, 2006	(0.66)	(0.75)	$15.45	11.98%	$935	1.32%
Year Ended October 31, 2007	(1.42)	(1.54)	$16.18	15.52%	$1,001	1.32%
Class C Shares
Period Ended October 31, 2003 (f)	–	–	$11.76	2.89%	$21	1.31%
Year Ended October 31, 2004	(0.12)	(0.12)	$12.74	9.48%	$26	1.31%
Year Ended October 31, 2005	(0.26)	(0.31)	$14.46	16.13%	$225	1.31%
Year Ended October 31, 2006	(0.66)	(0.77)	$15.38	11.96%	$794	1.32%
Year Ended October 31, 2007	(1.42)	(1.55)	$16.09	15.52%	$1,230	1.32%
Class R Shares
Period Ended October 31, 2007 (g)	(0.59)	(0.77)	$16.39	9.40%	$1	0.73%
Institutional Class Shares
Year Ended October 31, 2003	–	(0.08)	$11.95	30.21%	$247,960	0.31%
Year Ended October 31, 2004	(0.12)	(0.23)	$12.96	10.47%	$530,191	0.31%
Year Ended October 31, 2005	(0.26)	(0.42)	$14.77	17.41%	$857,475	0.31%
Year Ended October 31, 2006	(0.66)	(0.89)	$15.75	13.06%	$1,108,039	0.32%
Year Ended October 31, 2007	(1.42)	(1.69)	$16.53	16.66%	$724,960	0.32%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
	Ratio of Net		Ratio of	Investment
	Investment		Expenses	Income (Loss)
	Income		(Prior to	(Prior to
	(Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	0.48%		0.82%	0.37%		8.26%
Year Ended October 31, 2004	0.50%		0.77%	0.44%		15.75%
Year Ended October 31, 2005	0.90%		0.77%	0.84%		18.44%
Year Ended October 31, 2006	1.09%		0.76%	1.05%		15.59%
Year Ended October 31, 2007	1.05%		0.77%	1.01%		21.52%
Class B Shares
Year Ended October 31, 2003	(0.13%	)	1.42%	(0.25%	)	8.26%
Year Ended October 31, 2004	(0.10%	)	1.37%	(0.17%	)	15.75%
Year Ended October 31, 2005	0.27%		1.38%	0.21%		18.44%
Year Ended October 31, 2006	0.49%		1.37%	0.43%		15.59%
Year Ended October 31, 2007	0.49%		1.36%	0.45%		21.52%
Class C Shares
Period Ended October 31, 2003 (f)	0.16%		1.71%	(0.24%	)	8.26%
Year Ended October 31, 2004	(0.10%	)	1.38%	(0.17%	)	15.75%
Year Ended October 31, 2005	0.28%		1.39%	0.21%		18.44%
Year Ended October 31, 2006	0.42%		1.37%	0.38%		15.59%
Year Ended October 31, 2007	0.40%		1.36%	0.36%		21.52%
Class R Shares
Period Ended October 31, 2007 (g)	0.74%		0.75%	0.73%		21.52%
Institutional Class Shares
Year Ended October 31, 2003	0.87%		0.42%	0.76%		8.26%
Year Ended October 31, 2004	0.89%		0.37%	0.83%		15.75%
Year Ended October 31, 2005	1.27%		0.38%	1.21%		18.44%
Year Ended October 31, 2006	1.47%		0.37%	1.43%		15.59%
Year Ended October 31, 2007	1.67%		0.35%	1.64%		21.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
See accompanying notes to financial statements.

2007 Annual Report 137

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide S&P 500 Index Fund

		Investment Activities				Distributions

				Net Realized
	Net Asset			and
	Value,	Net		Unrealized	Total from	Net
	Beginning	Investment		Gains on	Investment	Investment
	of Period	Income		Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$7.62	0.10		1.41	1.51	(0.09)
Year Ended October 31, 2004	$9.04	0.11		0.70	0.81	(0.11)
Year Ended October 31, 2005	$9.74	0.15		0.64	0.79	(0.17)
Year Ended October 31, 2006	$10.36	0.16		1.47	1.63	(0.16)
Year Ended October 31, 2007	$11.75	0.19		1.44	1.63	(0.20)
Class B Shares
Year Ended October 31, 2003	$7.59	0.04		1.41	1.45	(0.04)
Year Ended October 31, 2004	$9.00	0.05		0.69	0.74	(0.04)
Year Ended October 31, 2005	$9.70	0.09		0.63	0.72	(0.09)
Year Ended October 31, 2006	$10.33	0.08		1.46	1.54	(0.08)
Year Ended October 31, 2007	$11.71	0.09		1.43	1.52	(0.11)
Class C Shares
Period Ended October 31, 2003 (f)	$8.83	–	(h)	0.18	0.18	–
Year Ended October 31, 2004	$9.01	0.05		0.67	0.72	(0.06)
Year Ended October 31, 2005	$9.67	0.08		0.64	0.72	(0.11)
Year Ended October 31, 2006	$10.28	0.08		1.46	1.54	(0.09)
Year Ended October 31, 2007	$11.65	0.10		1.42	1.52	(0.12)
Class R Shares
Period Ended October 31, 2007 (g)	$12.13	0.10		1.03	1.13	(0.14)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.09)	$9.04	20.03%	$5,795	0.48%
Year Ended October 31, 2004	–	(0.11)	$9.74	8.99%	$7,822	0.50%
Year Ended October 31, 2005	–	(0.17)	$10.36	8.11%	$24,805	0.50%
Year Ended October 31, 2006	(0.08)	(0.24)	$11.75	15.90%	$42,670	0.49%
Year Ended October 31, 2007	(0.05)	(0.25)	$13.13	13.98%	$84,794	0.49%
Class B Shares
Year Ended October 31, 2003	–	(0.04)	$9.00	19.14%	$3,713	1.23%
Year Ended October 31, 2004	–	(0.04)	$9.70	8.23%	$4,820	1.23%
Year Ended October 31, 2005	–	(0.09)	$10.33	7.45%	$5,707	1.23%
Year Ended October 31, 2006	(0.08)	(0.16)	$11.71	15.01%	$6,296	1.23%
Year Ended October 31, 2007	(0.05)	(0.16)	$13.07	13.09%	$12,040	1.23%
Class C Shares
Period Ended October 31, 2003 (f)	–	–	$9.01	2.04%	$10	1.23%
Year Ended October 31, 2004	–	(0.06)	$9.67	8.06%	$250	1.23%
Year Ended October 31, 2005	–	(0.11)	$10.28	7.44%	$831	1.23%
Year Ended October 31, 2006	(0.08)	(0.17)	$11.65	15.06%	$1,423	1.23%
Year Ended October 31, 2007	(0.05)	(0.17)	$13.00	13.11%	$3,208	1.23%
Class R Shares
Period Ended October 31, 2007 (g)	–	(0.14)	$13.12	9.34%	$236	0.74%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	1.28%	0.56%	1.21%	1.30%
Year Ended October 31, 2004	1.18%	0.54%	1.13%	1.71%
Year Ended October 31, 2005	1.49%	0.56%	1.43%	5.28%
Year Ended October 31, 2006	1.46%	0.52%	1.43%	2.63%
Year Ended October 31, 2007	1.48%	0.51%	1.46%	3.56%
Class B Shares
Year Ended October 31, 2003	0.54%	1.30%	0.47%	1.30%
Year Ended October 31, 2004	0.45%	1.27%	0.41%	1.71%
Year Ended October 31, 2005	0.90%	1.28%	0.86%	5.28%
Year Ended October 31, 2006	0.75%	1.26%	0.72%	2.63%
Year Ended October 31, 2007	0.75%	1.25%	0.73%	3.56%
Class C Shares
Period Ended October 31, 2003 (f)	0.48%	1.23%	0.48%	1.30%
Year Ended October 31, 2004	0.46%	1.27%	0.42%	1.71%
Year Ended October 31, 2005	0.71%	1.28%	0.65%	5.28%
Year Ended October 31, 2006	0.72%	1.26%	0.69%	2.63%
Year Ended October 31, 2007	0.74%	1.25%	0.72%	3.56%
Class R Shares
Period Ended October 31, 2007 (g)	1.12%	0.76%	1.10%	3.56%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(g)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

138 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide S&P 500 Index Fund – (continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and
	Value,	Net	Unrealized	Total from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Service Class Shares
Year Ended October 31, 2003	$7.64	0.10	1.42	1.52	(0.09)
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)
Local Fund Shares
Year Ended October 31, 2003	$7.66	0.12	1.42	1.54	(0.11)
Year Ended October 31, 2004	$9.09	0.14	0.69	0.83	(0.13)
Year Ended October 31, 2005	$9.79	0.20	0.63	0.83	(0.19)
Year Ended October 31, 2006	$10.43	0.19	1.47	1.66	(0.18)
Year Ended October 31, 2007	$11.83	0.22	1.44	1.66	(0.22)
Institutional Class Shares
Year Ended October 31, 2003	$7.64	0.11	1.43	1.54	(0.11)
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)
Service Class Shares
Year Ended October 31, 2003	$7.61	0.09	1.41	1.50	(0.08)
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Service Class Shares
Year Ended October 31, 2003	–	(0.09)	$9.07	20.11%	$55,197	0.48%
Year Ended October 31, 2004	–	(0.11)	$9.77	9.14%	$69,569	0.48%
Year Ended October 31, 2005	–	(0.17)	$10.40	8.29%	$69,996	0.48%
Year Ended October 31, 2006	(0.08)	(0.24)	$11.79	15.85%	$82,443	0.48%
Year Ended October 31, 2007	(0.05)	(0.25)	$13.18	14.01%	$98,679	0.48%
Local Fund Shares
Year Ended October 31, 2003	–	(0.11)	$9.09	20.26%	$97	0.30%
Year Ended October 31, 2004	–	(0.13)	$9.79	8.85%	$106	0.30%
Year Ended October 31, 2005	–	(0.19)	$10.43	8.45%	$115	0.30%
Year Ended October 31, 2006	(0.08)	(0.26)	$11.83	16.10%	$134	0.30%
Year Ended October 31, 2007	(0.05)	(0.27)	$13.22	14.15%	$162	0.30%
Institutional Class Shares
Year Ended October 31, 2003	–	(0.11)	$9.07	20.39%	$620,598	0.23%
Year Ended October 31, 2004	–	(0.13)	$9.77	8.86%	$1,247,061	0.23%
Year Ended October 31, 2005	–	(0.19)	$10.41	8.55%	$2,007,290	0.23%
Year Ended October 31, 2006	(0.08)	(0.27)	$11.80	16.12%	$2,689,368	0.23%
Year Ended October 31, 2007	(0.05)	(0.28)	$13.19	14.26%	$1,834,780	0.23%
Service Class Shares
Year Ended October 31, 2003	–	(0.08)	$9.03	19.89%	$413,554	0.63%
Year Ended October 31, 2004	–	(0.10)	$9.73	9.24%	$523,127	0.63%
Year Ended October 31, 2005	–	(0.15)	$10.36	8.06%	$578,102	0.63%
Year Ended October 31, 2006	(0.08)	(0.22)	$11.75	15.74%	$628,021	0.63%
Year Ended October 31, 2007	(0.05)	(0.23)	$13.13	13.79%	$666,420	0.63%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Institutional Service Class Shares
Year Ended October 31, 2003	1.29%	0.55%	1.21%	1.30%
Year Ended October 31, 2004	1.21%	0.52%	1.16%	1.71%
Year Ended October 31, 2005	1.68%	0.52%	1.63%	5.28%
Year Ended October 31, 2006	1.49%	0.51%	1.47%	2.63%
Year Ended October 31, 2007	1.52%	0.49%	1.50%	3.56%
Local Fund Shares
Year Ended October 31, 2003	1.47%	0.37%	1.40%	1.30%
Year Ended October 31, 2004	1.38%	0.34%	1.34%	1.71%
Year Ended October 31, 2005	1.85%	0.35%	1.80%	5.28%
Year Ended October 31, 2006	1.67%	0.33%	1.65%	2.63%
Year Ended October 31, 2007	1.71%	0.32%	1.69%	3.56%
Institutional Class Shares
Year Ended October 31, 2003	1.52%	0.30%	1.45%	1.30%
Year Ended October 31, 2004	1.45%	0.27%	1.41%	1.71%
Year Ended October 31, 2005	1.86%	0.28%	1.81%	5.28%
Year Ended October 31, 2006	1.73%	0.26%	1.71%	2.63%
Year Ended October 31, 2007	1.82%	0.24%	1.81%	3.56%
Service Class Shares
Year Ended October 31, 2003	1.14%	0.70%	1.06%	1.30%
Year Ended October 31, 2004	1.05%	0.67%	1.01%	1.71%
Year Ended October 31, 2005	1.51%	0.67%	1.47%	5.28%
Year Ended October 31, 2006	1.35%	0.66%	1.32%	2.63%
Year Ended October 31, 2007	1.37%	0.65%	1.35%	3.56%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2007 Annual Report 139

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Small Cap Index Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and
	Value,	Investment	Unrealized	Total from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$7.27	0.05	2.98	3.03	(0.05)
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)
Class B Shares
Year Ended October 31, 2003	$7.25	–	2.97	2.97	(0.01)
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	–
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)
Class C Shares
Period Ended October 31, 2003 (f)	$9.91	–	0.29	0.29	–
Year Ended October 31, 2004	$10.20	–	1.06	1.06	(0.01)
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)
Class R Shares
Period Ended October 31, 2007 (g)	$12.75	0.07	0.64	0.71	(0.15)
Institutional Class Shares
Year Ended October 31, 2003	$7.32	0.08	3.00	3.08	(0.08)
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.05)	$10.25	41.89%	$42,343	0.69%
Year Ended October 31, 2004	(0.17)	(0.22)	$11.15	11.08%	$62,688	0.69%
Year Ended October 31, 2005	(0.45)	(0.55)	$11.90	11.67%	$65,751	0.69%
Year Ended October 31, 2006	(0.49)	(0.64)	$13.47	19.14%	$114,281	0.70%
Year Ended October 31, 2007	(1.28)	(1.46)	$13.09	8.36%	$124,189	0.71%
Class B Shares
Year Ended October 31, 2003	–	(0.01)	$10.21	40.98%	$249	1.29%
Year Ended October 31, 2004	(0.17)	(0.17)	$11.08	10.28%	$424	1.29%
Year Ended October 31, 2005	(0.45)	(0.48)	$11.82	10.98%	$444	1.29%
Year Ended October 31, 2006	(0.49)	(0.56)	$13.36	18.38%	$482	1.30%
Year Ended October 31, 2007	(1.28)	(1.37)	$12.98	7.68%	$449	1.30%
Class C Shares
Period Ended October 31, 2003 (f)	–	–	$10.20	2.93%	$21	1.29%
Year Ended October 31, 2004	(0.17)	(0.18)	$11.08	10.48%	$39	1.29%
Year Ended October 31, 2005	(0.45)	(0.50)	$11.80	10.99%	$200	1.29%
Year Ended October 31, 2006	(0.49)	(0.58)	$13.33	18.40%	$534	1.30%
Year Ended October 31, 2007	(1.28)	(1.38)	$12.94	7.74%	$640	1.30%
Class R Shares
Period Ended October 31, 2007 (g)	(0.23)	(0.38)	$13.08	5.64%	$1	0.68%
Institutional Class Shares
Year Ended October 31, 2003	–	(0.08)	$10.32	42.49%	$99,904	0.29%
Year Ended October 31, 2004	(0.17)	(0.27)	$11.24	11.51%	$210,322	0.29%
Year Ended October 31, 2005	(0.45)	(0.60)	$12.00	12.11%	$348,509	0.29%
Year Ended October 31, 2006	(0.49)	(0.68)	$13.59	19.60%	$518,239	0.30%
Year Ended October 31, 2007	(1.28)	(1.51)	$13.22	8.76%	$320,319	0.30%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
	Ratio of Net		Ratio of	Investment
	Investment		Expenses	Income (Loss)
	Income		(Prior to	(Prior to
	(Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average	Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	0.61%		0.83%	0.47%	25.63%
Year Ended October 31, 2004	0.56%		0.77%	0.48%	24.10%
Year Ended October 31, 2005	0.90%		0.77%	0.82%	24.14%
Year Ended October 31, 2006	1.21%		0.75%	1.17%	31.51%
Year Ended October 31, 2007	1.03%		0.75%	1.00%	19.60%
Class B Shares
Year Ended October 31, 2003	0.04%		1.44%	(0.11%)	25.63%
Year Ended October 31, 2004	(0.04%	)	1.37%	(0.12%)	24.10%
Year Ended October 31, 2005	0.28%		1.37%	0.21%	24.14%
Year Ended October 31, 2006	0.62%		1.35%	0.57%	31.51%
Year Ended October 31, 2007	0.45%		1.34%	0.41%	19.60%
Class C Shares
Period Ended October 31, 2003 (f)	0.07%		1.38%	(0.02%)	25.63%
Year Ended October 31, 2004	(0.04%	)	1.37%	(0.12%)	24.10%
Year Ended October 31, 2005	0.23%		1.37%	0.16%	24.14%
Year Ended October 31, 2006	0.53%		1.35%	0.49%	31.51%
Year Ended October 31, 2007	0.42%		1.34%	0.38%	19.60%
Class R Shares
Period Ended October 31, 2007 (g)	0.84%		0.70%	0.81%	19.60%
Institutional Class Shares
Year Ended October 31, 2003	1.04%		0.44%	0.89%	25.63%
Year Ended October 31, 2004	0.97%		0.37%	0.88%	24.10%
Year Ended October 31, 2005	1.28%		0.37%	1.21%	24.14%
Year Ended October 31, 2006	1.61%		0.35%	1.57%	31.51%
Year Ended October 31, 2007	1.53%		0.33%	1.50%	19.60%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

140 Annual Report 2007

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds.” Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds.” The Trust originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index,” formerly, “Gartmore Bond Index Fund”)
-	Nationwide International Index Fund (“International Index,” formerly, “Gartmore International Index Fund”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index,” formerly, “Gartmore MidCap Market Index Fund”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index,” formerly, “Gartmore S&P 500 Index Fund”)
-	Nationwide Small Cap Index Fund (“Small Cap Index,” formerly, “Gartmore Small Cap Index Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be ”short-term” and are valued at amortized cost, which approximates market value.

2007 Annual Report 141

Notes to Financial Statements (Continued)
October 31, 2007

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

142 Annual Report 2007

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Swap Contracts

The Funds may engage in swap contracts in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of swap contracts. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller. As of October 31, 2007, the Funds did not have any swap contracts outstanding.

(g)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

2007 Annual Report 143

Notes to Financial Statements (Continued)
October 31, 2007

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statements of Investments.

As of October 31, 2007, the following Funds had securities with the following values on loan:

	Market Value of	Market Value
Fund	Loaned Securities	of Collateral

Bond Index	$2,225,533	$2,279,025

International Index*	332,853,440	340,628,438

Mid Cap Market Index	1,544,004	1,619,062

Small Cap Index	3,233,339	3,294,017

*	Includes $7,329,923 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 9.00% and maturity dates ranging from 12/06/07 to 04/15/29.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, is declared daily and paid monthly for the Bond Index and is declared and paid quarterly for all other Funds. For all Funds, distributed from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

144 Annual Report 2007

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, except Bond Index, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Index, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust”) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, BlackRock Investment Management, LLC, for the Funds that NFA advises. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds. Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, NFA pays fees to the subadviser.

Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadviser is as follows for the year ended October 31, 2007:

Fund	Fee Schedule	Total Fees

Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion more up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

2007 Annual Report 145

Notes to Financial Statements (Continued)
October 31, 2007

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $5,379,984 for the year ended October 31, 2007.

NFA and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses no incurred in the ordinary course of the Fund’s business from exceeding the amounts listed in the table below until at least May 1, 2008:

Fund	Expense Caps	Amount

Bond Index (a)	All Classes	0.32%

International Index (a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index (a)	All Classes	0.30%

(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed five fiscal years if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of October 31, 2007, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within five years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2003	2004	2005	2006	2007

Bond Index	$553,633	$653,174	$710,181	$663,758	$439,605

International Index	190,070	284,881	756,273	631,723	386,490

Mid Cap Market Index	115,995	171,476	519,931	509,553	319,532

S&P 500 Index	275,555	381,189	1,108,994	808,395	375,580

Small Cap Index	385,991	450,279	256,790	222,353	164,560

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC. (formerly, “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a

146 Annual Report 2007

wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Local Fund	Service Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

International Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.07%	0.15%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2007, NFD received commissions of $302,656 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $8,029 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.” (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

2007 Annual Report 147

Notes to Financial Statements (Continued)
October 31, 2007

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each, applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS an affiliate NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2007, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Bond Index	$63,485

International Index	223,510

Mid Cap Market Index	295,137

S&P 500 Index	1,864,681

Small Cap Index	181,119

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2007, the Funds portion of such costs amounted to $170,010.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

148 Annual Report 2007

For the year ended October 31, 2007, the Funds had contributions to capital due to collection of redemption fees.

Fund	Amount

Bond Index	$803

International Index	5,463

Mid Cap Market Index	2,662

S&P 500 Index	3,780

Small Cap Index	808

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to 100,000,000 Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the year ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are a reduction of total expenses shown on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Bond Index	$3,275,150,049	$2,789,714,205

International Index	347,630,297	142,383,446

Mid Cap Market Index	304,105,106	207,040,723

S&P 500 Index	299,406,674	104,629,726

Small Cap Index	201,981,086	91,430,503

Purchases and sales of U.S. Government securities for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Bond Index	$3,220,593,429	$2,578,034,570

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

2007 Annual Report 149

Notes to Financial Statements (Continued)
October 31, 2007

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Other

During the year ended October 31, 2007, the Bond Index Fund, Mid Cap Index Fund, S&P 500 Index Fund and Small Cap Index Fund delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption in-kind). Cash and securities were transferred for redemptions at a market value of $1,412,594,323, $609,836,722, $1,387,369,746 and $320,668,228 for the Bond Index Fund, Mid Cap Index, S&P 500 Index Fund, and Small Cap Index Fund respectively. For financial reporting purposes, the Bond Index Fund, Mid Cap Index, S&P 500 Index Fund and Small Cap Index Fund recorded net realized gains (losses) of ($5,987,093), $146,024,439, $362,895,382 and $63,889,918, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

150 Annual Report 2007

11. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from

		Net Long-		Total
	Ordinary	Term Capital	Total Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Bond Index	$84,677,630	$–	$84,677,630	$84,677,630

International Index	77,264,805	38,892,203	116,157,008	116,157,008

Mid Cap Market Index	40,660,929	100,808,907	141,469,836	141,469,836

S&P 500 Index	57,913,412	10,738,408	68,651,820	68,651,820

Small Cap Index	23,410,096	49,116,531	72,526,627	72,526,627

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from

		Net Long-		Total
	Ordinary	Term Capital	Total Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Bond Index	$76,262,559	$–	$76,262,559	$76,262,559

International Index	49,068,624	18,970,040	68,038,664	68,038,664

Mid Cap Market Index	27,079,493	37,248,090	64,327,583	64,327,583

S&P 500 Index	49,576,878	20,491,137	70,068,015	70,068,015

Small Cap Index	11,400,469	13,602,881	25,003,350	25,003,350

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed	Undistributed			Accumulated	Unrealized
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation
Fund	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*

Bond Index	$6,311,148	$–	$6,311,148	$(4,499,325)	$(11,140,697)	$(1,185,292)

International Index	37,081,528	55,158,041	92,239,569	–	–	935,091,309

Mid Cap Market Index	3,397,073	30,518,305	33,915,378	–	–	107,082,964

S&P 500 Index	7,648,610	30,463,598	38,112,208	–	–	510,328,979

Small Cap Index	3,791,952	7,853,891	11,645,843	–	–	28,738,474

[Additional columns below]

[Continued from above table, first column(s) repeated]

Total
Accumulated
Earnings
Fund	(Deficit)

Bond Index	$(10,514,166)

International Index	1,027,330,878

Mid Cap Market Index	140,998,342

S&P 500 Index	548,441,187

Small Cap Index	40,384,317

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

2007 Annual Report 151

Notes to Financial Statements (Continued)
October 31, 2007

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,327,189,631	$7,580,308	$(8,765,600)	$(1,185,292)

International Index	2,030,202,648	959,289,450	(24,597,031)	934,692,419

Mid Cap Market Index	839,998,451	159,797,895	(52,714,931)	107,082,964

S&P 500 Index	2,190,780,024	583,897,877	(73,568,898)	510,328,979

Small Cap Index	420,109,685	65,538,441	(36,799,967)	28,738,474

As of October 31, 2007, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires

Bond Index	$1,853,143	2013

Bond Index	$9,287,554	2014

152 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund (formerly Gartmore Bond Index Fund), Nationwide International Index Fund (formerly Gartmore International Index Fund), Nationwide Mid Cap Market Index Fund (formerly Gartmore Mid Cap Market Index Fund), Nationwide S&P 500 Index Fund (formerly Gartmore S&P 500 Index Fund) and Nationwide Small Cap Index Fund (formerly Gartmore Small Cap Index Fund) (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

2007 Annual Report 153

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

International Index	$41,214,720

Mid Cap Market Index	13,732,971

S&P 500 Index	54,541,480

Small Cap Index	6,415,130

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Mid Cap Market Index	34%

S&P 500 Index	95%

Small Cap Index	28%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

International Index	$38,892,203

Mid Cap Market Index	100,808,907

S&P 500 Index	10,738,408

Small Cap Index	49,116,531

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2007, foreign source income per share for each Fund was as follows:

Foreign Source
Fund	Income Per Share

International Index	$0.03

154 Annual Report 2007

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 155

Management Information October 31, 2007 (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988–2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

156 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

2007 Annual Report 157

Management Information October 31, 2007 (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

158 Annual Report 2007

AnnualReport

October 31, 2007

Contents

1	Message to Shareholders
Core Asset Allocation Series*
4	Nationwide Investor Destinations Aggressive Fund
11	Nationwide Investor Destinations Moderately Aggressive Fund
18	Nationwide Investor Destinations Moderate Fund
25	Nationwide Investor Destinations Moderately Conservative Fund
32	Nationwide Investor Destinations Conservative Fund

61	Nationwide Optimal Allocations Fund: Growth**
68	Nationwide Optimal Allocations Fund: Moderate
75	Nationwide Optimal Allocations Fund: Moderate Growth***
82	Nationwide Optimal Allocations Fund: Specialty
89	Nationwide Optimal Allocations Fund: Defensive

117	Notes to Financial Statements

*	Prior to May 1, 2007, each Fund was known as a Gartmore Fund.
**	Prior to February 28, 2007, the Fund was named Gartmore Optimal Allocations Fund: Aggressive.
***	Prior to February 28, 2007, the Fund was named Gartmore Optimal Allocations Fund: Moderately Aggressive.
Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the investment strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Nationwide funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in

2007 Annual Report 1

Message to Shareholders
Continued

90-day Treasury bills. The short-term investments component of the Nationwide Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide Enhanced Income Fund (a short-term fixed-income fund), the Nationwide Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk. Each fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each fund’s underlying funds may be subject to specific investment risks such as those associated with international securities, initial public offerings, bonds and short-term instruments. The target allocations are subject to change at any time and without notice.

The Nationwide Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investment strategies and asset classes, primarily by investing in underlying Nationwide funds. Each fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each fund’s underlying funds are subject to specific investment risks such as those associated with a concentrated market-sector or asset class-focused portfolio (such as REITs), international securities, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

The Nationwide Investor Destinations Aggressive Fund benchmark consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index.

The Nationwide Investor Destinations Moderately Aggressive Fund benchmark consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Lehman Brothers (LB) U.S. Aggregate Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderate Fund benchmark consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Lehman Brothers (LB) U.S. Aggregate Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderately Conservative Fund benchmark consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month Treasury Bill (T-Bill) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 20% Standard & Poor’s 500® (S&P 500) Index.

The Nationwide Optimal Allocations Fund: Defensive benchmark consists of 35% Standard & Poor’s 500® (S&P 500) Index, 55% Lehman Brothers (LB) U.S. Aggregate Index and 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The Nationwide Optimal Allocations Fund: Moderate benchmark consists of 40% Standard & Poor’s 500® (S&P 500) Index, 40% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The Nationwide Optimal Allocations Fund: Moderate Growth (formerly Moderately Aggressive) benchmark consists of 60% Standard & Poor’s 500® (S&P 500) Index, 20% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The Nationwide Optimal Allocations Fund: Growth (formerly Aggressive) benchmark consists of 70% Standard & Poor’s 500® (S&P 500) Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index.

The Nationwide Optimal Allocations Fund: Specialty benchmark consists of 70% Standard & Poor’s 500® (S&P 500) Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and

2 Annual Report 2007

mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

S&P 500/Citigroup Growth Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with growth characteristics, based on an average score of three risk factors for measuring growth stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap).

S&P 500/Citigroup Value Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with value characteristics, based on an average score of four risk factors for measuring value stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap).

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. High double-digit returns are unusual and may not be sustained. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information: Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund Class A shares have a maximum sales charge (load) of 5.75% imposed on purchases (as a percentage of offering price). As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. Up to a 0.25% 12b-1 fee applies.

Sales charge and fee information: Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth and Nationwide Optimal Allocations Fund: Specialty Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2007 Annual Report 3

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Investor Destinations Aggressive Fund (Class A shares at NAV) returned 16.46% versus 14.10% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds (consisting of 120 funds as of Oct. 31, 2007) was 20.61% for the same time period.

Can you describe the market environment during the reporting period?

The U.S. equity market, as represented by the broad-based S&P 500 Index, gained nearly 15% during the reporting period, despite significant weakness in the housing and subprime mortgage markets toward the end of the period. Shares of U.S. mid-capitalization companies were the strongest-performing stocks in terms of market capitalization as the S&P MidCap 400 Index advanced 17.02% versus the 14.56% and 9.27% returns of the S&P 500 Index (large-cap stocks) and the Russell 2000® Index (small-cap stocks), respectively. During the reporting period, U.S. stocks posted strong gains as substantial mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up share prices.

International equities significantly outperformed their U.S. counterparts during the reporting period, as the broad-based Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index gained 25.43% during the reporting period. The performance of the international equity markets benefited from generally strong economic data outside the United States, healthy corporate profits and a record-setting pace of mergers-and-acquisitions activity.

What areas of investment provided the most positive relative returns for the Fund?

The Aggressive Fund’s investments consist predominantly of shares of index funds that invest in U.S. and international equities. The Nationwide S&P 500 Index Fund (tracking the S&P 500 Index) and Nationwide International Index Fund (tracking the MSCI EAFE Index) provided the Aggressive Fund’s highest absolute returns and made the largest contributions to overall performance among all of the Aggressive Fund’s underlying investments (see table below).

Eight of the 10 sectors within the S&P 500 Index recorded positive performances for the reporting period. The strongest performers were: energy, with 38.4%; materials, 34.1%; information technology, 26.9%; utilities, 22.6%; and telecommunications services, 22.0%.

On the international front, all 10 sectors and 21 countries represented in the MSCI EAFE Index recorded positive returns for the reporting period. The strongest-performing international sectors included materials, with 48.3%; telecommunications services, 41.8%; utilities, 33.5%; consumer staples, 32.4%; and energy, 29.6%. Among individual country markets, the highest posted returns for the period were: Finland, with 67.0%; Hong Kong, 64.5%; Norway, 59.8%; Singapore, 58.1%; and Australia, 54.6%.

What areas detracted from Fund performance?

None of the Aggressive Fund’s investments posted negative returns for the reporting period. On a relative basis, the small allocation to the Nationwide Bond Index Fund (tracking the LB U.S. Aggregate Index) produced a return of 5.19% during the period, which proved to be the smallest contributor to overall returns.

4 Annual Report 2007

Nationwide Investor Destinations Aggressive Fund

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

		Target
		Allocation	12-Month
Asset Classes	Underlying Investment	Ranges*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	35%-45%	14.26%

International Stocks	Nationwide International Index Fund	25%-35%	25.49%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%-20%	16.66%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%-15%	8.76%

Bonds	Nationwide Bond Index Fund	0%-10%	5.19%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What is your outlook for the near term?

In general, the outlook for U.S. equities is subdued, given the likelihood of reduced consumer demand in the near term as the credit crunch that began toward the end of the second quarter of 2007 continues to adversely affect the domestic markets. The U.S. market turmoil sparked by the credit crunch eventually engulfed many of the international financial markets. Despite an expected slowdown in consumer spending, the U.S. economy continues to benefit from the globalization of markets that, in turn, should bolster future demand for U.S. goods. Most experts appear to believe that the U.S. economy will not fall into recession but will sustain modest growth in the near term. The Federal Reserve Board has shown that it stands ready to help boost investor confidence and stimulate spending, with recent interest-rate cuts of 50 basis points on September 18th and 25 basis points on October 31st that took the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% down to 4.50%.

With the markets turning more turbulent, we believe that investors with a high tolerance for risk can benefit from the Aggressive Fund’s broadly diversified “fund of funds” approach. By combining investments across asset classes and underlying funds and by reallocating periodically, the Aggressive Fund can help balance risk while seeking competitive returns over time.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

2007 Annual Report 5

Nationwide Investor Destinations Aggressive Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	16.46%	16.48%	4.46%	0.75%
	w/SC3	9.73%	15.10%	3.65%

Class B	w/o SC2	15.62%	15.66%	3.73%	1.49%
	w/SC4	10.62%	15.44%	3.73%

Class C5	w/o SC2	15.55%	15.64%	3.72%	1.49%
	w/SC6	14.55%	15.64%	3.72%

Class R [7,8]		16.11%	16.17%	4.03%	1.19%

Institutional Class[7,9]		16.77%	16.67%	4.59%	0.49%

Service Class[7]		16.20%	16.32%	4.38%	0.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

6 Annual Report 2007

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 7

Nationwide Investor Destinations Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses Paid	Annualized
			Account Value,	Account Value,	During	Expense
Nationwide Investor Destinations Aggressive Fund			05/01/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,057.30	$2.39	0.46%
	Hypothetical	[1]	$1,000.00	$1,022.88	$2.35	0.46%

Class B	Actual		$1,000.00	$1,053.40	$6.16	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.20	$6.07	1.19%

Class C	Actual		$1,000.00	$1,053.50	$6.16	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.20	$6.07	1.19%

Class R	Actual		$1,000.00	$1,056.10	$3.89	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83	0.75%

Institutional Class	Actual		$1,000.00	$1,058.30	$0.99	0.19%
	Hypothetical	[1]	$1,000.00	$1,024.24	$0.97	0.19%

Service Class	Actual		$1,000.00	$1,055.60	$3.21	0.62%
	Hypothetical	[1]	$1,000.00	$1,022.07	$3.16	0.62%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

8 Annual Report 2007

Nationwide Investor Destinations Aggressive Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	100.0%

100.0%

Top Industries

Equity Funds	95.1%
Fixed Income Funds	4.9%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	39.7%
Nationwide International Index Fund, Institutional Class	30.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.9%
Nationwide Small Cap Index Fund, Institutional Class	10.0%
Nationwide Bond Index Fund, Institutional Class	4.9%

100.0%

2007 Annual Report 9

Statement of Investments
October 31, 2007

Nationwide Investor Destinations Aggressive Fund

Mutual Funds (100.0%) (a)

	Shares	Value

Equity Funds (95.1%)
Nationwide International Index Fund, Institutional Class	29,430,381	$372,000,011
Nationwide Mid Cap Market Index Fund, Institutional Class	10,995,100	181,748,998
Nationwide S&P 500 Index Fund, Institutional Class	36,642,195	483,310,554
Nationwide Small Cap Index Fund, Institutional Class	9,164,818	121,158,889

		1,158,218,452

Fixed Income Fund (4.9%)
Nationwide Bond Index Fund, Institutional Class	5,594,064	60,471,827

Total Mutual Funds (Cost $981,075,232)		1,218,690,279
Total Investments (Cost $981,075,232) (b) — 100.0%		1,218,690,279
Liabilities in excess of other assets — 0.0%		(524,902)

NET ASSETS — 100.0%		$1,218,165,377

(a)	Investment in affiliate

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

10 Annual Report 2007

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A shares at NAV) returned 14.67% versus 12.69% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Lehman Brothers (LB) U.S. Aggregate Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 631 funds as of Oct. 31, 2007) was 13.52% for the same time period.

Can you describe the market environment during the reporting period?

The U.S. equity market, as represented by the broad-based S&P 500 Index, gained nearly 15% during the reporting period, despite significant weakness in the housing and subprime mortgage markets toward the end of the period. Shares of U.S. mid-capitalization companies were the strongest-performing stocks in terms of market capitalization as the S&P MidCap 400 Index advanced 17.02% versus the 14.56% and 9.27% returns of the S&P 500 Index (large-cap stocks) and the Russell 2000® Index (small-cap stocks), respectively. During the reporting period, U.S. stocks continued to post gains as strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up share prices.

International equities significantly outperformed their U.S. counterparts during the reporting period, as the broad-based Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index gained 25.43% during the reporting period. The performance of the international equity markets benefited from generally strong economic data outside the United States, healthy corporate profits and a record-setting pace of mergers-and-acquisitions activity.

What areas of investment provided the most positive relative returns for the Fund?

The Moderately Aggressive Fund’s investments consist predominantly of shares of index funds that invest in U.S. and international equities. The Nationwide S&P 500 Index Fund (tracking the S&P 500 Index) and Nationwide International Index Fund (tracking the MSCI EAFE Index) provided the Moderately Aggressive Fund’s highest absolute returns and made the largest contributions to overall performance among all of the Moderately Aggressive Fund’s underlying investments (see table below).

Eight of the 10 sectors within the S&P 500 Index recorded positive performances for the reporting period. The strongest performers were: energy, with 38.4%; materials, 34.1%; information technology, 26.9%; utilities, 22.6%; and telecommunications services, 22.0%.

On the international front, all 10 sectors and 21 countries represented in the MSCI EAFE Index recorded positive returns for the reporting period. The strongest-performing international sectors included materials, with 48.3%; telecommunications services, 41.8%; utilities, 33.5%; consumer staples, 32.4%; and energy, 29.6%. Among individual country markets, the highest posted returns for the period were: Finland, with 67.0%; Hong Kong, 64.5%; Norway, 59.8%; Singapore, 58.1%; and Australia, 54.6%.

What areas detracted from Fund performance?

None of the Moderately Aggressive Fund’s investments posted negative returns for the reporting period. However, the relatively small allocations to the Nationwide Bond Index Fund (tracking the LB U.S. Aggregate Index) and the Nationwide Contract, a fixed-interest account, produced returns during the period of 5.19% and 3.94%, respectively, which proved to be the smallest contributors to overall returns.

2007 Annual Report 11

Nationwide Investor Destinations Moderately Aggressive Fund Continued

Nationwide Investor Destinations Moderately Aggressive Fund

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

		Target
		Allocation	12-Month
Asset Classes	Underlying Investment	Ranges*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%-40%	14.26%

International Stocks	Nationwide International Index Fund	20%-30%	25.49%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%-20%	16.66%

Bonds	Nationwide Bond Index Fund	10%-20%	5.19%

	Nationwide Contract	0%-10%	3.94%

Small-Cap Stocks	Nationwide Small Cap Index Fund	0%-10%	8.76%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What is your outlook for the near term?

In general, the outlook for U.S. equities is subdued, given the likelihood of reduced consumer demand in the near term as the credit crunch that began toward the end of the second quarter of 2007 continues to adversely affect the domestic markets. The U.S. market turmoil sparked by the credit crunch eventually engulfed many of the international financial markets. Despite an expected slowdown in consumer spending, the U.S. economy continues to benefit from the globalization of markets that, in turn, should bolster future demand for U.S. goods. Most experts appear to believe that the U.S. economy will not fall into recession, but will sustain modest growth in the near term. The Federal Reserve Board has shown that it stands ready to help boost investor confidence and stimulate spending, with recent interest-rate cuts of 50 basis points on September 18th and 25 basis points on October 31st that took the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% down to 4.50%.

With the markets turning more turbulent, we believe that investors with a relatively high tolerance for risk can benefit from the Moderately Aggressive Fund’s broadly diversified “fund of funds” approach. By combining investments across asset classes and underlying funds and by reallocating periodically, the Moderately Aggressive Fund can help balance risk while seeking competitive returns over time.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

12 Annual Report 2007

Nationwide Investor Destinations Moderately Aggressive Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	14.67%	14.28%	4.67%	0.75%
	w/SC3	8.08%	12.93%	3.86%

Class B	w/o SC2	13.87%	13.45%	3.92%	1.48%
	w/SC4	8.87%	13.21%	3.92%

Class C5	w/o SC2	13.87%	13.47%	3.96%	1.48%
	w/SC6	12.87%	13.47%	3.96%

Class R [7,8]		14.25%	13.92%	4.21%	1.18%

Institutional Class[7,9]		14.96%	14.40%	4.76%	0.48%

Service Class[7]		14.55%	14.15%	4.60%	0.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

2007 Annual Report 13

Nationwide Investor Destinations Moderately Aggressive Fund
Fund Performance
Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Aggressive Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB U.S. Aggregate Bond (15%) and the Citigroup 3-Month T Bill Index (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

14 Annual Report 2007

Nationwide Investor Destinations Moderately Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses Paid	Annualized
Nationwide Investor Destinations			Account Value	Account Value	During	Expense
Moderately Aggressive Fund			5/1/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,051.40	$2.28	0.44%
	Hypothetical	[1]	$1,000.00	$1,022.98	$2.25	0.44%

Class B	Actual		$1,000.00	$1,048.40	$6.09	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.25	$6.02	1.18%

Class C	Actual		$1,000.00	$1,048.40	$6.09	1.18%
	Hypothetical	[1]	$1,000.00	$1,019.25	$6.02	1.18%

Class R	Actual		$1,000.00	$1,050.40	$3.98	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.32	$3.93	0.77%

Institutional Class	Actual		$1,000.00	$1,053.70	$0.93	0.18%
	Hypothetical	[1]	$1,000.00	$1,024.29	$0.92	0.18%

Service Class	Actual		$1,000.00	$1,051.60	$3.21	0.62%
	Hypothetical	[1]	$1,000.00	$1,022.07	$3.16	0.62%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 15

Nationwide Investor Destinations Moderately Aggressive Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	97.5%
Fixed Contract	2.6%
Liabilities in excess of other Assets	-0.1%

100.0%

Top Industries

Equity Funds	80.3%
Fixed Income Funds	15.6%
Fixed Contract	2.6%
Money Market Funds	1.6%
Other	-0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	34.8%
Nationwide International Index Fund, Institutional Class	25.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.0%
Nationwide Bond Index Fund, Institutional Class	14.9%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
Nationwide Fixed Contract, 4.05%	2.6%
Nationwide Money Market Fund, Institutional Class	1.6%
Nationwide Enhanced Income Fund, Institutional Class	0.7%
Other	-0.1%

100.0%

16 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.5%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (80.3%)
Nationwide International Index Fund, Institutional Class	38,299,394	$484,104,342
Nationwide Mid Cap Market Index Fund, Institutional Class	17,204,528	284,390,854
Nationwide S&P 500 Index Fund, Institutional Class	50,027,551	659,863,393
Nationwide Small Cap Index Fund, Institutional Class	7,168,646	94,769,502

		1,523,128,091

Fixed Income Funds (15.6%)
Nationwide Bond Index Fund, Institutional Class	26,133,102	282,498,836
Nationwide Enhanced Income Fund, Institutional Class	1,424,759	13,079,285

		295,578,121

Money Market Fund (1.6%)
Nationwide Money Market Fund, Institutional Class	31,170,480	31,170,480

Total Mutual Funds (Cost $1,506,863,487)		1,849,876,692

Fixed Contract (2.6%) (a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 4.05%	$49,605,473	$49,605,473

Total Fixed Contract (Cost $49,605,473)		49,605,473

Total Investments (Cost $1,556,468,960) (c) — 100.1%		1,899,482,165
Liabilities in excess of other assets — (0.1)%		(1,461,486)

NET ASSETS — 100.0%		$1,898,020,679

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 17

Nationwide Investor Destinations
Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Investor Destinations Moderate Fund (Class A shares at NAV) returned 11.56% versus 10.80% for its composite benchmark, 60% Standard & Poor’s 500® (S&P 500) Index, 25% Lehman Brothers (LB) U.S. Aggregate Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 631 funds as of Oct. 31, 2007) was 13.52% for the same time period.

Can you describe the market environment during the reporting period?

The U.S. equity market, as represented by the broad-based S&P 500 Index, gained nearly 15% during the reporting period, despite significant weakness in the housing and subprime mortgage markets toward the end of the period. Shares of U.S. mid-capitalization companies were the strongest-performing stocks in terms of market capitalization as the S&P MidCap 400 Index advanced 17.02% versus the 14.56% and 9.27% returns of the S&P 500 Index (large-cap stocks) and the Russell 2000® Index (small-cap stocks), respectively. During the reporting period, U.S. stocks continued to post gains as strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up share prices.

Investment-grade fixed-income securities experienced some volatility during the reporting period, amid the growing fallout from the troubled housing and subprime mortgage markets. However, bond prices rallied in the third quarter of 2007 after the Federal Reserve Board began to ease its monetary policy in response to the credit crunch that resulted from continued weakness in the housing and subprime mortgage markets.

International equities significantly outperformed their U.S. counterparts during the reporting period, as the broad-based Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index gained 25.43% during the reporting period. The performance of the international equity markets benefited from generally strong economic data outside the United States, healthy corporate profits and a record-setting pace of mergers-and-acquisitions activity.

What areas of investment provided the most positive relative returns for the Fund?

The Moderate Fund’s investments consist predominantly of shares of index funds that invest in U.S. larger-cap equities as well as U.S. fixed-income and international equities. The Nationwide S&P 500 Index Fund (tracking the S&P 500 Index) and the Nationwide International Index Fund (tracking the MSCI EAFE Index) provided the Moderate Fund’s highest absolute returns and made the largest contributions to overall performance among all of the Moderate Fund’s underlying investments (see table below). To a lesser extent, the Nationwide Bond Index Fund (tracking the LB U.S. Aggregate Index) contributed to overall performance, returning 5.19% during the reporting period.

Eight of the 10 sectors within the S&P 500 Index recorded positive performances for the reporting period. The strongest performers were: energy, with 38.4%; materials, 34.1%; information technology, 26.9%; utilities, 22.6%; and telecommunications services, 22.0%.

On the international front, all 10 sectors and 21 countries represented in the MSCI EAFE Index recorded positive returns for the reporting period. The strongest-performing international sectors included materials, with 48.3%; telecommunications services, 41.8%; utilities, 33.5%; consumer staples, 32.4%; and energy, 29.6%. Among individual country markets, the highest posted returns for the period were: Finland, with 67.0%; Hong Kong, 64.5%; Norway, 59.8%; Singapore, 58.1%; and Australia, 54.6%.

Interest rates declined across the yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) during the reporting period, and the broad-market LB U.S. Aggregate Index ended the period in positive territory, rising 5.38%. This index was up 2.54% in the first six months of the reporting period, but gave back some of the gains in May and June 2007, as interest rates moved higher in all but the shortest end of the yield curve, and investors struggled to digest inflationary pressures and changing expectations of Federal Reserve monetary policy.

What areas detracted from Fund performance?

None of the Moderate Fund’s investments posted negative returns for the reporting period. However, the relatively small allocations to the Nationwide Enhanced Income Fund, the Nationwide Money Market Fund and the Nationwide Contract (a fixed-interest account) produced returns during the reporting period of 5.01%, 5.01% and 3.94%, respectively, proving to be the smallest contributors to overall returns.

18 Annual Report 2007

Nationwide Investor Destinations Moderate Fund

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

		Target
		Allocation	12-Month
Asset Classes	Underlying Investment	Ranges*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	25%-35%	14.26%

Bonds	Nationwide Bond Index Fund	20%-30%	5.19%

	Nationwide Contract	5%-15%	3.94%

International Stocks	Nationwide International Index Fund	10%-20%	25.49%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%-15%	16.66%

Small-Cap Stocks	Nationwide Small Cap Index Fund	0%-10%	8.76%

Short-Term Investments	Nationwide Enhanced Income Fund	0%-10%	5.01%

	Nationwide Money Market Fund	0%-10%	5.01%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What is your outlook for the near term?

In general, the outlook for U.S. equities is subdued, given the likelihood of reduced consumer demand in the near term as the credit crunch that began toward the end of the second quarter of 2007 continues to adversely affect the domestic markets. The U.S. market turmoil sparked by the credit crunch eventually engulfed many of the international financial markets. Despite an expected slowdown in consumer spending, the U.S. economy continues to benefit from the globalization of markets that, in turn, should bolster future demand for U.S. goods. Most experts appear to believe that the U.S. economy will not fall into recession, but will sustain modest growth in the near term. The Fed has shown that it stands ready to help boost investor confidence and stimulate spending, with recent interest-rate cuts of 50 basis points on September 18th and 25 basis points on October 31st that took the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% down to 4.50%.

With the markets turning more turbulent, we believe that investors with a moderate tolerance for risk can benefit from the Moderate Fund’s broadly diversified “fund of funds” approach. By combining investments across asset classes and underlying funds and by reallocating periodically, the Moderate Fund can help balance risk while seeking competitive returns over time.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

2007 Annual Report 19

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	11.56%	11.15%	4.63%	0.75%
	w/SC3	5.14%	9.85%	3.81%

Class B	w/o SC2	10.64%	10.33%	3.87%	1.47%
	w/SC4	5.64%	10.05%	3.87%

Class C5	w/o SC2	10.69%	10.36%	3.86%	1.47%
	w/SC6	9.69%	10.36%	3.86%

Class R [7,8]		11.17%	10.78%	4.15%	1.17%

Institutional Class [7,9]		11.73%	11.29%	4.72%	0.47%

Service Class [7]		11.33%	11.01%	4.54%	0.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

20 Annual Report 2007

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderate Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB U.S. Aggregate Bond (25%) and Citigroup 3-Month T Bill Index (15%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 21

Nationwide Investor Destinations Moderate Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Investor Destinations			Account Value	Account Value	Expenses Paid
Moderate Fund			5/1/07	10/31/07	During Period* [2]

Class A	Actual		$1,000.00	$1,043.00	$2.21
	Hypothetical	[1]	$1,000.00	$1,023.03	$2.19

Class B	Actual		$1,000.00	$1,038.60	$6.06
	Hypothetical	[1]	$1,000.00	$1,019.25	$6.02

Class C	Actual		$1,000.00	$1,038.70	$6.06
	Hypothetical	[1]	$1,000.00	$1,019.25	$6.02

Class R	Actual		$1,000.00	$1,041.50	$3.76
	Hypothetical	[1]	$1,000.00	$1,021.52	$3.73

Institutional Class	Actual		$1,000.00	$1,044.30	$0.93
	Hypothetical	[1]	$1,000.00	$1,024.29	$0.92

Service Class	Actual		$1,000.00	$1,041.50	$3.04
	Hypothetical	[1]	$1,000.00	$1,022.23	$3.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Investor Destinations	Annualized
Moderate Fund	Expense Ratio* [2]

Class A	0.43%
0.43%

Class B	1.18%
1.18%

Class C	1.18%
1.18%

Class R	0.73%
0.73%

Institutional Class	0.18%
0.18%

Service Class	0.59%
0.59%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

22 Annual Report 2007

Nationwide Investor Destinations Moderate Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	92.6%
Fixed Contract	7.5%
Liabilities in excess of other Assets	-0.1%

100.0%

Top Industries

Equity Funds	60.2%
Fixed Income Funds	29.3%
Fixed Contract	7.5%
Money Market Funds	3.1%
Other	-0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	29.8%
Nationwide Bond Index Fund, Institutional Class	25.0%
Nationwide International Index Fund, Institutional Class	15.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Nationwide Fixed Contract, 4.05%	7.5%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
Nationwide Enhanced Income Fund, Institutional Class	4.3%
Nationwide Money Market Fund, Institutional Class	3.1%
Other	-0.1%

100.0%

2007 Annual Report 23

Statement of Investments
October 31, 2007

Nationwide Investor Destinations Moderate Fund

Mutual Funds (92.6%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (60.2%)
Nationwide International Index Fund, Institutional Class	22,476,814	$284,106,933
Nationwide Mid Cap Market Index Fund, Institutional Class	11,174,357	184,712,116
Nationwide S&P 500 Index Fund, Institutional Class	41,840,490	551,876,061
Nationwide Small Cap Index Fund, Institutional Class	6,965,089	92,078,483

		1,112,773,593

Fixed Income Funds (29.3%)
Nationwide Bond Index Fund, Institutional Class	42,630,201	460,832,468
Nationwide Enhanced Income Fund, Institutional Class	8,714,628	80,000,282

		540,832,750

Money Market Fund (3.1%)
Nationwide Money Market Fund, Institutional Class	57,122,444	57,122,444

Total Mutual Funds (Cost $1,463,900,838)		1,710,728,787

Fixed Contract (7.5%) (a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, (4.05%)	$138,256,642	$138,256,642

Total Fixed Contract (Cost $138,256,642)		138,256,642

Total Investments (Cost $1,602,157,480) (c) — 100.1%		1,848,985,429
Liabilities in excess of other assets — (0.1)%		(1,398,349)

NET ASSETS — 100.0%		$1,847,587,080

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

24 Annual Report 2007

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Investor Destinations Moderately Conservative Fund (Class A shares at NAV) returned 9.42% versus 8.93% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 456 funds as of Oct. 31, 2007) was 11.11% for the same time period.

Can you describe the market environment during the reporting period?

The U.S. equity market, as represented by the broad-based S&P 500 Index, gained nearly 15% during the reporting period, despite continued weakness in the housing and subprime mortgage markets toward the end of the period. During the reporting period, U.S. stocks posted strong gains as substantial mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up share prices.

Investment-grade fixed-income securities experienced some volatility during the reporting period, amid the growing fallout from the troubled housing and subprime mortgage markets. However, bond prices rallied in the third quarter of 2007 after the Federal Reserve Board began to ease its monetary policy in response to the credit crunch that resulted from continued weakness in the housing and subprime mortgage markets.

International equities significantly outperformed their U.S. counterparts during the reporting period, as the broad-based Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index gained 25.43% during the reporting period. The performance of the international equity markets benefited from generally strong economic data outside the United States, healthy corporate profits and a record-setting pace of mergers-and-acquisitions activity.

What areas of investment provided the most positive relative returns for the Fund?

The Moderately Conservative Fund’s investments consist predominantly of shares of index funds that invest in U.S. bonds, U.S. large-capitalization stocks and international stocks, as well as investments of a short-term, fixed-income nature. Despite their relatively modest allocations within the Moderately Conservative Fund, the Nationwide S&P 500 Index Fund (tracking the S&P 500 Index) and the Nationwide International Index Fund (tracking the MSCI EAFE Index) provided the largest contributions to overall performance among all of the Moderately Conservative Fund’s underlying investments (see table below). The Nationwide Bond Index Fund (tracking the LB U.S. Aggregate Index) contributed slightly less to overall performance through its larger allocation within the Moderately Conservative Fund.

Eight of the 10 sectors within the S&P 500 Index recorded positive performances for the reporting period. The strongest performers were: energy, with 38.4%; materials, 34.1%); information technology, 26.9%; utilities, 22.6%; and telecommunications services, 22.0%.

On the international front, all 10 sectors and 21 countries represented in the MSCI EAFE Index recorded positive returns for the reporting period. The strongest-performing international sectors included materials, with 48.3%; telecommunications services, 41.8%; utilities, 33.5%; consumer staples, 32.4%; and energy, 29.6%. Among individual country markets, the highest posted returns for the period were: Finland, with 67.0%; Hong Kong, 64.5%; Norway, 59.8%; Singapore, 58.1%; and Australia, 54.6%.

Interest rates declined across the yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) during the reporting period, and the broad-market LB U.S. Aggregate Index ended the period in positive territory, rising 5.38%. This index was up 2.54% in the first six months of the reporting period, but gave back some of the gains in May and June 2007, as interest rates moved higher in all but the shortest end of the yield curve, and investors struggled to digest inflationary pressures and changing expectations of Federal Reserve monetary policy.

What areas detracted from Fund performance?

None of the Moderately Conservative Fund’s investments posted negative returns for the reporting period. On a relative basis, the allocation to the Nationwide Contract, a fixed-interest account, produced a return of 3.94% during the period, which proved to be the smallest contributor to overall returns.

2007 Annual Report 25

Nationwide Investor Destinations Moderately Conservative Fund Continued

Nationwide Investor Destinations Moderately Conservative Fund

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

		Target
		Allocation	12-Month
Asset Classes	Underlying Investment	Ranges*	Return

Bonds	Nationwide Bond Index Fund	30%-40%	5.19%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	15%-25%	14.26%

Short-Term Bonds	Nationwide Contract	10%-20%	3.94%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%-15%	16.66%

International Stocks	Nationwide International Index Fund	5%-15%	25.49%

Short-Term Investments	Nationwide Enhanced Income Fund	5%-15%	5.01%

	Nationwide Money Market Fund	0%-10%	5.01%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What is your outlook for the near term?

In general, the outlook for U.S. equities is subdued, given the likelihood of reduced consumer demand in the near term as the credit crunch that began toward the end of the second quarter of 2007 continues to adversely affect the domestic markets. The U.S. market turmoil sparked by the credit crunch eventually engulfed many of the international financial markets. Despite an expected slowdown in consumer spending, the U.S. economy continues to benefit from the globalization of markets that, in turn, should bolster future demand for U.S. goods. Most experts appear to believe that the U.S. economy will not fall into recession but will sustain modest growth in the near term. The Fed has shown that it stands ready to help boost investor confidence and stimulate spending, with recent interest-rate cuts of 50 basis points on September 2007 and 25 basis points on October 31st that took the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% down to 4.50%.

With the markets turning more turbulent, we believe that investors with a moderate tolerance for risk can benefit from the Moderately Conservative Fund’s broadly diversified “fund of funds” approach. By combining investments across asset classes and underlying funds and by reallocating periodically, the Moderately Conservative Fund can help balance risk while seeking competitive returns over time.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

26 Annual Report 2007

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	9.42%	8.42%	4.54%	0.76%
	w/SC3	3.12%	7.14%	3.73%

Class B	w/o SC2	8.53%	7.67%	3.85%	1.48%
	w/SC4	3.53%	7.38%	3.85%

Class C5	w/o SC2	8.66%	7.67%	3.86%	1.48%
	w/SC6	7.66%	7.67%	3.86%

Class R [7,8]		9.04%	8.18%	4.17%	1.18%

Institutional Class [7,9]		9.64%	8.62%	4.68%	0.48%

Service Class [7]		9.15%	8.32%	4.49%	0.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

2007 Annual Report 27

Fund Performance Continued	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Composite is a combination of LB U.S. Aggregate Bond (35%), S&P 500 (40%), and Citigroup 3-Month T Bill Index (25%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

28 Annual Report 2007

Nationwide Investor Destinations Moderately Conservative Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Investor Destinations			Account Value	Account Value	Expenses Paid
Moderately Conservative Fund			5/1/07	10/31/07	During Period* [2]

Class A	Actual		$1,000.00	$1,036.30	$2.41
	Hypothetical	[1]	$1,000.00	$1,022.83	$2.40

Class B	Actual		$1,000.00	$1,032.60	$6.15
	Hypothetical	[1]	$1,000.00	$1,019.15	$6.13

Class C	Actual		$1,000.00	$1,032.70	$6.15
	Hypothetical	[1]	$1,000.00	$1,019.15	$6.13

Class R	Actual		$1,000.00	$1,035.50	$4.16
	Hypothetical	[1]	$1,000.00	$1,021.12	$4.13

Institutional Class	Actual		$1,000.00	$1,037.50	$1.03
	Hypothetical	[1]	$1,000.00	$1,024.19	$1.02

Service Class	Actual		$1,000.00	$1,035.60	$3.23
	Hypothetical	[1]	$1,000.00	$1,022.02	$3.22

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Investor Destinations	Annualized
Moderately Conservative Fund	Expense Ratio* [2]

Class A	0.47%
0.47%

Class B	1.20%
1.20%

Class C	1.20%
1.20%

Class R	0.81%
0.81%

Institutional Class	0.20%
0.20%

Service Class	0.63%
0.63%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 29

Nationwide Investor Destinations Moderately Conservative Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	88.6%
Fixed Contract	11.5%
Liabilities in excess of other Assets	-0.1%

100.0%

Top Industries

Fixed Income Funds	43.8%
Equity Funds	40.4%
Fixed Contract	11.5%
Money Market Funds	4.4%
Other	-0.1%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	34.8%
Nationwide S&P 500 Index Fund, Institutional Class	20.1%
Nationwide Fixed Contract, 4.05%	11.5%
Nationwide International Index Fund, Institutional Class	10.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.1%
Nationwide Enhanced Income Fund, Institutional Class	9.0%
Nationwide Money Market Fund, Institutional Class	4.4%
Other	-0.1%

100.0%

30 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds (88.6%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (40.4%)
Nationwide International Index Fund, Institutional Class	3,333,961	$42,141,263
Nationwide Mid Cap Market Index Fund, Institutional Class	2,504,992	41,407,519
Nationwide S&P 500 Index Fund, Institutional Class	6,256,014	82,516,820

		166,065,602

Fixed Income Funds (43.8%)
Nationwide Bond Index Fund, Institutional Class	13,260,900	143,350,332
Nationwide Enhanced Income Fund, Institutional Class	4,036,174	37,052,078

		180,402,410

Money Market Fund (4.4%)
Nationwide Money Market Fund, Institutional Class	18,139,456	18,139,456

Total Mutual Funds (Cost $333,308,947)		364,607,468

Fixed Contract (11.5%) (a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 4.05%	$47,278,407	$47,278,407

Total Fixed Contract (Cost $47,278,407		47,278,407

Total Investments (Cost $380,587,354) (c) — 100.1%		411,885,875
Liabilities in excess of other assets — (0.1)%		(473,028)

NET ASSETS — 100.0%		$411,412,847

(a)	Investment in affiliate

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 31

Nationwide Investor Destinations
Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Investor Destinations Conservative Fund (Class A shares at NAV) returned 6.78% versus 7.01% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 45% Citigroup 3-Month Treasury Bill (T-Bill) Index and 35% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 398 funds as of Oct. 31, 2007) was 7.67% for the same time period.

Can you describe the market environment during the reporting period?

Investment-grade fixed-income securities experienced some volatility during the reporting period, amid the growing fallout from the troubled housing and subprime mortgage markets. However, bond prices rallied in the third quarter of 2007 after the Federal Reserve Board began to ease its monetary policy in response to the credit crunch that resulted from continued weakness in the housing and subprime mortgage markets.

The U.S. equity market, as represented by the broad-based S&P 500 Index, gained nearly 15% during the reporting period, despite continued weakness in the housing and subprime mortgage markets toward the end of the period. During the reporting period, U.S. stocks continued to post gains as strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up share prices.

International equities significantly outperformed their U.S. counterparts during the reporting period, as the broad-based Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index gained 25.43% during the reporting period. The performance of the international equity markets benefited from generally strong economic data outside the United States, healthy corporate profits, and a record-setting pace of mergers-and-acquisitions activity.

What areas detracted from Fund performance?

None of the Conservative Fund’s investments posted negative returns for the reporting period. On a relative basis, the relatively large allocations to three short-term investments—the Nationwide Contract (a fixed-income contract), the Nationwide Enhanced Income Fund and the Nationwide Money Market Fund—proved to be the smallest contributors to overall Conservative Fund returns, posting performance of 3.94%, 5.01% and 5.01%, respectively, during the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

The Conservative Fund’s investments consist predominantly of shares of an index fund that invests in U.S. bonds as well as investments of a short-term, fixed-income nature. The Nationwide Bond Index Fund (tracking the LB U.S. Aggregate Index) produced a return of 5.19% during the reporting period, which proved to be the largest contributor to overall Conservative Fund returns.

The Conservative Fund’s relatively small allocation to the Nationwide S&P 500 Index Fund (tracking the S&P 500 Index) provided the Fund with a significant contribution to overall performance as well (see table below). Eight of the 10 sectors within the S&P 500 Index recorded positive performances for the reporting period. The strongest performers were energy, with 38.4%; materials, 34.1%; information technology, 26.9%; utilities, 22.6%; and telecommunications services, 22.0%.

32 Annual Report 2007

Nationwide Investor Destinations Conservative Fund

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

		Target
		Allocation	12-Month
Asset Classes	Underlying Investment	Ranges*	Return

Bonds	Nationwide Bond Index Fund	35%-45%	5.19%
	Nationwide Contract	20%-30%	3.94%

Short-Term Investments	Nationwide Enhanced Income Fund	5%-15%	5.01%
	Nationwide Money Market Fund	0%-10%	5.01%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	5%-15%	14.26%

International Stocks	Nationwide International Index Fund	0%-10%	25.49%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	0%-10%	16.66%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What is your outlook for the near term?

In general, the outlook for U.S. equities is subdued, given the likelihood of reduced consumer demand in the near term as the credit crunch that began toward the end of the second quarter of 2007 continues to adversely affect the domestic markets. The U.S. market turmoil that was sparked by the credit crunch eventually engulfed many of the international financial markets. Despite an expected slowdown in consumer spending, the U.S. economy continues to benefit from the globalization of markets that, in turn, should bolster future demand for U.S. goods. Most experts appear to believe that the U.S. economy will not fall into recession but will sustain modest growth in the near term. The Federal Reserve has shown that it stands ready to help boost investor confidence and stimulate spending, with recent interest-rate cuts of 50 basis points on September 18th and 25 basis points on October 31st that took the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% down to 4.50%.

With the markets turning more turbulent, we believe that investors with a lower tolerance for risk can benefit from the Conservative Fund’s broadly diversified “fund of funds” approach. By combining investments across asset classes and underlying funds and by reallocating periodically, the Conservative Fund can help balance risk while seeking competitive returns over time.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

2007 Annual Report 33

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	Inception[1]	Ratio*

Class A	w/o SC2	6.78%	5.76%	4.26%	0.75%
	w/SC3	0.68%	4.52%	3.45%

Class B	w/o SC2	6.01%	4.99%	3.53%	1.49%
	w/SC4	1.01%	4.66%	3.53%

Class C5	w/o SC2	6.04%	5.00%	3.53%	1.49%
	w/SC6	5.04%	5.00%	3.53%

Class R [7,8]		6.44%	5.46%	3.84%	1.19%

Institutional Class [7,9]		7.12%	5.94%	4.39%	0.49%

Service Class [7]		6.64%	5.64%	4.20%	0.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

34 Annual Report 2007

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of LB U.S. Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T Bill Index (45%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 35

Nationwide Investor Destinations Conservative Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Investor Destinations			Account Value	Account Value	Expenses Paid
Conservative Fund			5/1/07	10/31/07	During Period* [2]

Class A	Actual		$1,000.00	$1,029.50	$2.46
	Hypothetical	[1]	$1,000.00	$1,022.78	$2.45

Class B	Actual		$1,000.00	$1,024.60	$6.17
	Hypothetical	[1]	$1,000.00	$1,019.10	$6.18

Class C	Actual		$1,000.00	$1,025.90	$6.23
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23

Class R	Actual		$1,000.00	$1,026.50	$4.14
	Hypothetical	[1]	$1,000.00	$1,021.12	$4.13

Institutional Class	Actual		$1,000.00	$1,030.70	$1.13
	Hypothetical	[1]	$1,000.00	$1,024.09	$1.12

Service Class	Actual		$1,000.00	$1,028.70	$3.27
	Hypothetical	[1]	$1,000.00	$1,021.97	$3.27

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Investor Destinations	Annualized
Conservative Fund	Expense Ratio* [2]

Class A	0.48%
0.48%

Class B	1.21%
1.21%

Class C	1.22%
1.22%

Class R	0.81%
0.81%

Institutional Class	0.22%
0.22%

Service Class	0.64%
0.64%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

36 Annual Report 2007

Nationwide Investor Destinations Conservative Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	81.8%
Fixed Contract	18.3%
Liabilities in excess of other Assets	-0.1%

100.0%

Top Industries

Fixed Income Funds	53.2%
Equity Funds	20.3%
Fixed Contract	18.3%
Money Market Funds	8.3%
Other	-0.1%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	39.8%
Nationwide Fixed Contract, 4.05%	18.3%
Nationwide Enhanced Income Fund, Institutional Class	13.4%
Nationwide S&P 500 Index Fund, Institutional Class	10.1%
Nationwide Money Market Fund, Institutional Class	8.3%
Nationwide International Index Fund, Institutional Class	5.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.1%
Other	-0.1%

100.0%

2007 Annual Report 37

Statement of Investments
October 31, 2007

Nationwide Investor Destinations Conservative Fund

Mutual Funds (81.8%) (a)

	Shares or
	Principal Amount	Value

Equity Funds (20.3%)
Nationwide International Index Fund, Institutional Class	1,009,329	$12,757,922
Nationwide Mid Cap Market Index Fund, Institutional Class	758,379	12,536,001
Nationwide S&P 500 Index Fund, Institutional Class	1,895,436	25,000,796

		50,294,719

Fixed Income Funds (53.2%)
Nationwide Bond Index Fund, Institutional Class	9,147,245	98,881,716
Nationwide Enhanced Income Fund, Institutional Class	3,612,468	33,162,452

		132,044,168

Money Market Fund (8.3%)
Nationwide Money Market Fund, Institutional Class	20,537,008	20,537,008

Total Mutual Funds (Cost $193,408,377)		202,875,895

Fixed Contract (18.3%) (a)(b)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 4.05%	$45,543,705	$45,543,705

Total Fixed Contract (Cost $45,543,705)		45,543,705

Total Investments (Cost $238,952,082) (c) — 100.1%		248,419,600
Liabilities in excess of other assets — (0.1)%		(272,440)

NET ASSETS — 100.0%		$248,147,160

(a)	Investment in affiliate

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

38 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

	Nationwide Investor	Nationwide Investor
	Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund

Assets:
Investments in affiliates, at value (Cost $981,075,232; $1,556,468,960; $1,602,157,480; $380,587,354 and $238,952,082)	$1,218,690,279	$1,899,482,165
Interest receivable	–	5,501
Receivable for capital shares issued	460,558	1,253,432
Receivable for investments sold	1,820,760	2,098,245
Prepaid expenses and other assets	7,772	91,800

Total Assets	1,220,979,369	1,902,931,143

Liabilities:
Payable to custodian	922	1,199
Payable for capital shares redeemed	2,133,395	3,805,633
Accrued expenses and other payables:
Investment advisory fees	132,512	206,860
Distribution fees	347,324	569,377
Administrative servicing fees	142,785	218,401
Trustee fees	2,433	3,949
Compliance program costs (Note 3)	20,540	33,532
Custodian fees	5,155	7,903
Other	28,926	63,610

Total Liabilities	2,813,992	4,910,464

Net Assets	$1,218,165,377	$1,898,020,679

Represented by:
Capital	$946,714,695	$1,513,400,174
Accumulated net investment income	–	334,982
Accumulated net realized gains on investment transactions	33,835,635	41,272,318
Net unrealized appreciation on investments	237,615,047	343,013,205

Net Assets	$1,218,165,377	$1,898,020,679

Net Assets:
Class A Shares	$90,083,962	$110,994,304
Class B Shares	21,966,705	44,365,796
Class C Shares	127,449,809	229,820,512
Class R Shares	29,198,877	57,399,585
Institutional Class Shares	34,670,326	65,583,607
Service Class Shares	914,795,698	1,389,856,875

Total	$1,218,165,377	$1,898,020,679

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide Investor	Nationwide Investor	Nationwide Investor
	Destinations	Destinations Moderately	Destinations
	Moderate Fund	Conservative Fund	Conservative Fund

Assets:
Investments in affiliates, at value (Cost $981,075,232; $1,556,468,960; $1,602,157,480; $380,587,354 and $238,952,082)	$1,848,985,429	$411,885,875	$248,419,600
Interest receivable	15,331	5,243	5,050
Receivable for capital shares issued	794,445	701,180	75,828
Receivable for investments sold	1,948,704	1,296,900	363,292
Prepaid expenses and other assets	104,290	15,116	4,497

Total Assets	1,851,848,199	413,904,314	248,868,267

Liabilities:
Payable to custodian	4,634	–	2,391
Payable for capital shares redeemed	3,150,469	2,237,354	565,591
Accrued expenses and other payables:
Investment advisory fees	202,223	45,111	27,234
Distribution fees	542,085	120,939	68,869
Administrative servicing fees	251,055	62,863	35,717
Trustee fees	4,159	927	616
Compliance program costs (Note 3)	35,716	7,952	5,336
Custodian fees	9,237	2,399	3,619
Other	61,541	13,922	11,734

Total Liabilities	4,261,119	2,491,467	721,107

Net Assets	$1,847,587,080	$411,412,847	$248,147,160

Represented by:
Capital	$1,566,810,589	$371,175,340	$236,316,243
Accumulated net investment income	2,086,634	825,371	730,752
Accumulated net realized gains on investment transactions	31,861,908	8,113,615	1,632,647
Net unrealized appreciation on investments	246,827,949	31,298,521	9,467,518

Net Assets	$1,847,587,080	$411,412,847	$248,147,160

Net Assets:
Class A Shares	$89,397,222	$29,097,449	$20,101,731
Class B Shares	38,474,634	7,750,492	3,701,270
Class C Shares	212,829,000	45,138,980	21,304,049
Class R Shares	53,929,660	17,913,023	7,900,079
Institutional Class Shares	81,099,547	13,889,521	5,019,624
Service Class Shares	1,371,857,017	297,623,382	190,120,407

Total	$1,847,587,080	$411,412,847	$248,147,160

See Accompanying Notes to Financial Statements.

2007 Annual Report 39

Statements of Assets and Liabilities (Continued)

	Nationwide Investor	Nationwide Investor
	Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,513,844	9,223,839
Class B Shares	1,855,923	3,741,548
Class C Shares	10,791,832	19,380,395
Class R Shares	2,458,244	4,836,143
Institutional Class Shares	2,870,314	5,451,768
Service Class Shares	76,144,755	115,673,310

Total	101,634,912	158,307,003

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.99	$12.03
Class B Shares(a)	$11.84	$11.86
Class C Shares(b)	$11.81	$11.86
Class R Shares	$11.88	$11.87
Institutional Class Shares	$12.08	$12.03
Service Class Shares	$12.01	$12.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.72	$12.76

Maximum Sales Charge:
Class A Shares	5.75%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide Investor	Nationwide Investor	Nationwide Investor
	Destinations	Destinations Moderately	Destinations
	Moderate Fund	Conservative Fund	Conservative Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,675,885	2,646,027	1,903,580
Class B Shares	3,329,829	705,172	351,054
Class C Shares	18,480,131	4,120,195	2,027,759
Class R Shares	4,670,607	1,625,893	748,424
Institutional Class Shares	6,961,031	1,254,769	472,629
Service Class Shares	118,067,192	26,972,053	17,972,161

Total	159,184,675	37,324,109	23,475,607

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.65	$11.00	$10.56
Class B Shares(a)	$11.55	$10.99	$10.54
Class C Shares(b)	$11.52	$10.96	$10.51
Class R Shares	$11.55	$11.02	$10.55
Institutional Class Shares	$11.65	$11.07	$10.62
Service Class Shares	$11.62	$11.03	$10.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.36	$11.67	$11.20

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See Accompanying Notes to Financial Statements.

40 Annual Report 2007

Statements of Operations
For the Year Ended October 31, 2007

		Nationwide Investor
	Nationwide	Destinations
	Investor Destinations	Moderately
	Aggressive Fund	Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$22,568,650	$39,898,174
Interest income from affiliates	–	2,659,152
Interest income	8,494	9,743

Total Income	22,577,144	42,567,069

Expenses:
Investment advisory fees	1,376,772	2,175,741
Accounting and transfer agent fees	229,508	318,639
Distribution fees Class A	203,794	258,603
Distribution fees Class B	197,892	423,024
Distribution fees Class C	1,144,721	2,154,245
Distribution fees Class R	62,821	118,195
Distribution fees Service Class	2,016,235	3,107,093
Administrative servicing fees Class A	12,462	9,496
Administrative servicing fees Class R	10,112	25,142
Administrative servicing fees Service Class	1,211,181	1,848,724
Registration and filing fees	82,650	99,729
Trustee fees	46,406	73,577
Compliance program costs (Note 3)	20,193	32,525
Custodian fees	49,630	77,611
Other	194,206	294,282

Total expenses before waived expenses	6,858,583	11,016,626
Earnings credit (Note 4)	(3,519)	(5,657)
Expenses voluntarily waived by Administrator	(9,451)	(15,041)

Net Expenses	6,845,613	10,995,928

Net Investment Income	15,731,531	31,571,141

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	30,411,608	39,523,735

Realized gains on investment transactions with affiliates	16,584,261	12,795,920

Net realized gains on investment transactions	46,995,869	52,319,655
Net change in unrealized appreciation on investments	92,831,808	138,635,961

Net realized/unrealized gains on investment transactions	139,827,677	190,955,616

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$155,559,208	$222,526,757

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Nationwide Investor
	Nationwide Investor	Destinations	Nationwide Investor
	Destinations	Moderately	Destinations
	Moderate Fund	Conservative Fund	Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$43,793,315	$11,009,521	$7,024,157
Interest income from affiliates	6,340,554	2,038,683	2,157,159
Interest income	8,902	5,020	1,190

Total Income	50,142,771	13,053,224	9,182,506

Expenses:
Investment advisory fees	2,149,266	475,321	297,273
Accounting and transfer agent fees	292,862	80,874	51,230
Distribution fees Class A	200,636	71,935	48,229
Distribution fees Class B	371,212	77,834	38,973
Distribution fees Class C	2,047,723	434,784	200,137
Distribution fees Class R	118,686	36,227	18,673
Distribution fees Service Class	3,129,843	674,468	445,086
Administrative servicing fees Class A	4,220	3,633	2,502
Administrative servicing fees Class R	18,435	8,460	4,165
Administrative servicing fees Service Class	1,924,238	404,930	267,330
Registration and filing fees	93,423	63,630	59,017
Trustee fees	73,109	16,131	10,186
Compliance program costs (Note 3)	34,178	7,636	5,075
Custodian fees	76,983	19,855	16,649
Other	281,420	65,150	41,767

Total expenses before waived expenses	10,816,234	2,440,868	1,506,292
Earnings credit (Note 4)	(4,245)	(1,358)	(5,445)
Expenses voluntarily waived by Administrator	(14,991)	(3,291)	(2,088)

Net Expenses	10,796,998	2,436,219	1,498,759

Net Investment Income	39,345,773	10,617,005	7,683,747

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	28,852,639	4,414,285	1,347,498

Realized gains on investment transactions with affiliates	12,937,665	5,673,032	1,504,559

Net realized gains on investment transactions	41,790,304	10,087,317	2,852,057
Net change in unrealized appreciation on investments	94,586,937	11,232,684	4,167,192

Net realized/unrealized gains on investment transactions	136,377,241	21,320,001	7,019,249

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$175,723,014	$31,937,006	$14,702,996

See Accompanying Notes to Financial Statements.

2007 Annual Report 41

Statements of Changes in Net Assets

	Nationwide Investor		Nationwide Investor
	Destinations Aggressive Fund		Destinations Moderately Aggressive Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$15,731,531	$7,608,686	$31,571,141	$17,238,418
Net realized gains on investment transactions	46,995,869	26,166,964	52,319,655	35,814,941
Net change in unrealized appreciation on investments	92,831,808	78,598,576	138,635,961	113,544,708

Change in net assets resulting from operations	155,559,208	112,374,226	222,526,757	166,598,067

Distributions to Shareholders From:
Net investment income:
Class A	(1,881,143)	(912,258)	(2,632,785)	(1,448,695)
Class B	(364,681)	(174,557)	(857,832)	(512,943)
Class C	(2,095,868)	(1,032,677)	(4,362,780)	(2,583,761)
Class R	(258,245)	(12,361)	(581,683)	(17,302)
Institutional Class	(470,760)	(8,226)	(1,075,534)	(30,118)
Service Class	(18,225,315)	(9,782,007)	(31,197,355)	(17,974,642)
Net realized gains:
Class A	(1,427,745)	(781,457)	(1,795,310)	(800,084)
Class B	(382,411)	(238,848)	(824,425)	(429,221)
Class C	(2,145,163)	(1,462,132)	(4,088,152)	(2,194,297)
Class R	(72,786)	(7,180)	(84,880)	(3,691)
Institutional Class	(48,542)	(21)	(85,526)	(14)
Service Class	(15,278,242)	(9,107,808)	(23,158,067)	(10,500,320)

Change in net assets from shareholder distributions	(42,650,901)	(23,519,532)	(70,744,329)	(36,495,088)

Change in net assets from capital transactions	253,821,600	200,822,354	346,807,264	290,204,052

Change in net assets	366,729,907	289,677,048	498,589,692	420,307,031

Net Assets:
Beginning of period	851,435,470	561,758,422	1,399,430,987	979,123,956

End of period	$1,218,165,377	$851,435,470	$1,898,020,679	$1,399,430,987

Accumulated net investment income at end of period	$–	$–	$334,982	$608,537

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$43,791,018	$27,714,603	$48,170,259	$33,150,434
Dividends reinvested	2,119,676	939,400	2,545,246	1,272,400
Cost of shares redeemed (a)	(25,605,952)	(12,201,217)	(32,423,383)	(15,742,265)

Total Class A	20,304,742	16,452,786	18,292,122	18,680,569

See Accompanying Notes to Financial Statements.

42 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Investor		Nationwide Investor
	Destinations Aggressive Fund		Destinations Moderately Aggressive Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$4,924,237	$4,925,605	$4,852,912	$9,164,562
Dividends reinvested	509,440	280,636	1,113,587	567,157
Cost of shares redeemed (a)	(2,422,744)	(1,856,710)	(4,741,471)	(4,356,534)

Total Class B	3,010,933	3,349,531	1,225,028	5,375,185

Class C Shares
Proceeds from shares issued	37,539,327	27,813,326	48,233,511	47,176,142
Dividends reinvested	1,103,530	505,724	2,055,742	1,081,650
Cost of shares redeemed (a)	(16,792,811)	(16,443,310)	(32,387,847)	(29,899,638)

Total Class C	21,850,046	11,875,740	17,901,406	18,358,154

Class R Shares
Proceeds from shares issued	28,636,911	2,145,174	58,024,876	2,599,279
Dividends reinvested	213,659	67	476,534	52
Cost of shares redeemed (a)	(3,216,413)	(404,242)	(6,502,529)	(144,442)

Total Class R	25,634,157	1,740,999	51,998,881	2,454,889

Institutional Class Shares
Proceeds from shares issued	34,999,727	1,493,404	63,157,936	4,036,455
Dividends reinvested	519,302	8,247	1,161,060	30,132
Cost of shares redeemed (a)	(5,136,089)	(119,079)	(7,617,090)	(365,977)

Total Institutional Class	30,382,940	1,382,572	56,701,906	3,700,610

Service Class Shares
Proceeds from shares issued	208,483,328	187,722,738	282,353,940	267,155,216
Dividends reinvested	33,491,774	18,881,625	54,355,351	28,474,904
Cost of shares redeemed (a)	(89,336,320)	(40,583,637)	(136,021,370)	(53,995,475)

Total Service Class	152,638,782	166,020,726	200,687,921	241,634,645

Change in net assets from capital transactions:	$253,821,600	$200,822,354	$346,807,264	$290,204,052

SHARE TRANSACTIONS:
Class A Shares
Issued	3,881,554	2,719,915	4,228,098	3,171,471
Reinvested	190,550	95,359	225,572	124,384
Redeemed	(2,239,900)	(1,205,462)	(2,811,077)	(1,513,517)

Total Class A Shares	1,832,204	1,609,812	1,642,593	1,782,338

Class B Shares
Issued	441,161	487,608	431,046	891,182
Reinvested	46,522	28,923	100,292	56,302
Redeemed	(215,706)	(185,837)	(419,653)	(421,719)

Total Class B Shares	271,977	330,694	111,685	525,765

Class C Shares
Issued	3,394,302	2,779,413	4,289,749	4,581,696
Reinvested	100,820	52,240	185,013	107,399
Redeemed	(1,495,654)	(1,645,278)	(2,856,482)	(2,900,426)

Total Class C Shares	1,999,468	1,186,375	1,618,280	1,788,669

See Accompanying Notes to Financial Statements.

2007 Annual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor		Nationwide Investor
	Destinations Aggressive Fund		Destinations Moderately Aggressive Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	2,529,977	211,862	5,097,065	249,759
Reinvested	18,910	7	41,679	5
Redeemed	(285,445)	(39,953)	(564,611)	(13,760)

Total Class R Shares	2,263,442	171,916	4,574,133	236,004

Institutional Class Shares
Issued	3,133,939	143,317	5,658,164	382,941
Reinvested	45,160	809	100,858	2,889
Redeemed	(441,538)	(11,482)	(658,751)	(34,438)

Total Institutional Class Shares	2,737,561	132,644	5,100,271	351,392

Service Class Shares
Issued	18,443,978	18,387,174	24,767,962	25,580,298
Reinvested	3,009,347	1,914,640	4,829,960	2,789,924
Redeemed	(7,924,889)	(4,007,374)	(12,003,273)	(5,189,694)

Total Service Class Shares	13,528,436	16,294,440	17,594,649	23,180,528

Total change in shares:	22,633,088	19,725,881	30,641,611	27,864,696

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

44 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Investor		Nationwide Investor Destinations
	Destinations Moderate Fund		Moderately Conservative Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$39,345,773	$25,777,766	$10,617,005	$7,091,164
Net realized gains on investment transactions	41,790,304	33,738,609	10,087,317	8,603,551
Net change in unrealized appreciation on investments	94,586,937	89,227,383	11,232,684	9,254,631

Change in net assets resulting from operations	175,723,014	148,743,758	31,937,006	24,949,346

Distributions to Shareholders From:
Net investment income:
Class A	(2,376,622)	(1,520,632)	(950,706)	(617,512)
Class B	(842,104)	(574,177)	(198,065)	(142,172)
Class C	(4,713,541)	(2,962,072)	(1,100,315)	(859,958)
Class R	(651,677)	(56,299)	(242,396)	(2,743)
Institutional Class	(1,583,975)	(25,815)	(276,140)	(12,000)
Service Class	(35,944,547)	(24,180,962)	(8,499,326)	(5,806,545)
Net realized gains:
Class A	(1,362,206)	(638,940)	(646,039)	(276,380)
Class B	(698,025)	(327,933)	(180,577)	(101,528)
Class C	(3,820,716)	(1,698,864)	(989,504)	(641,453)
Class R	(113,116)	(18,124)	(41,346)	(19)
Institutional Class	(131,055)	(11)	(25,938)	(17)
Service Class	(23,095,572)	(10,482,715)	(5,990,496)	(3,306,101)

Change in net assets from shareholder distributions	(75,333,156)	(42,486,544)	(19,140,848)	(11,766,428)

Change in net assets from capital transactions	298,149,617	171,484,081	79,636,311	47,534,686

Change in net assets	398,539,475	277,741,295	92,432,469	60,717,604

Net Assets:
Beginning of period	1,449,047,605	1,171,306,310	318,980,378	258,262,774

End of period	$1,847,587,080	$1,449,047,605	$411,412,847	$318,980,378

Accumulated net investment income at end of period	$2,086,634	$2,428,380	$825,371	$554,225

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$30,830,583	$21,964,099	$11,701,328	$15,018,994
Dividends reinvested	2,122,200	1,172,417	1,203,086	620,152
Cost of shares redeemed (a)	(17,415,700)	(16,837,932)	(11,989,960)	(6,360,358)

Total Class A	15,537,083	6,298,584	914,454	9,278,788

See Accompanying Notes to Financial Statements.

2007 Annual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide Investor		Nationwide Investor Destinations
	Destinations Moderate Fund		Moderately Conservative Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$3,814,286	$7,414,786	$1,398,246	$1,762,972
Dividends reinvested	801,110	452,500	198,474	124,566
Cost of shares redeemed (a)	(3,789,422)	(3,967,295)	(1,484,536)	(820,207)

Total Class B	825,974	3,899,991	112,184	1,067,331

Class C Shares
Proceeds from shares issued	54,636,352	48,058,314	12,910,895	11,531,945
Dividends reinvested	2,050,249	1,034,608	552,655	342,580
Cost of shares redeemed (a)	(40,755,285)	(28,338,995)	(10,921,158)	(12,105,625)

Total Class C	15,931,316	20,753,927	2,542,392	(231,100)

Class R Shares
Proceeds from shares issued	54,862,509	5,442,745	21,425,179	633,459
Dividends reinvested	477,015	44	240,672	52
Cost of shares redeemed (a)	(7,154,808)	(1,756,949)	(4,729,897)	(32,411)

Total Class R	48,184,716	3,685,840	16,935,954	601,100

Institutional Class Shares
Proceeds from shares issued	77,557,110	3,227,393	13,643,134	1,187,327
Dividends reinvested	1,715,030	25,826	302,078	12,016
Cost of shares redeemed (a)	(5,634,045)	(223,543)	(1,475,209)	(312,936)

Total Institutional Class	73,638,095	3,029,676	12,470,003	886,407

Service Class Shares
Proceeds from shares issued	241,646,355	188,611,032	98,281,343	69,469,334
Dividends reinvested	59,039,897	34,663,623	14,489,790	9,112,618
Cost of shares redeemed (a)	(156,653,819)	(89,458,592)	(66,109,809)	(42,649,792)

Total Service Class	144,032,433	133,816,063	46,661,324	35,932,160

Change in net assets from capital transactions:	$298,149,617	$171,484,081	$79,636,311	$47,534,686

SHARE TRANSACTIONS:
Class A Shares
Issued	2,749,639	2,086,694	1,093,644	1,450,396
Reinvested	190,819	112,775	113,444	60,451
Redeemed	(1,546,886)	(1,603,833)	(1,120,609)	(614,064)

Total Class A Shares	1,393,572	595,636	86,479	896,783

Class B Shares
Issued	343,282	710,439	131,082	170,625
Reinvested	72,704	43,870	18,720	12,147
Redeemed	(340,234)	(378,512)	(137,889)	(79,246)

Total Class B Shares	75,752	375,797	11,913	103,526

Class C Shares
Issued	4,937,280	4,616,097	1,213,856	1,119,386
Reinvested	186,802	100,598	52,291	33,511
Redeemed	(3,663,997)	(2,724,921)	(1,021,743)	(1,175,596)

Total Class C Shares	1,460,085	1,991,774	244,404	(22,699)

See Accompanying Notes to Financial Statements.

46 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Investor		Nationwide Investor Destinations
	Destinations Moderate Fund		Moderately Conservative Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	4,898,906	518,240	1,981,232	61,004
Reinvested	42,573	4	22,421	5
Redeemed	(640,561)	(168,299)	(435,806)	(3,075)

Total Class R Shares	4,300,918	349,945	1,567,847	57,934

Institutional Class Shares
Issued	7,022,019	302,913	1,279,418	113,317
Reinvested	152,505	2,447	28,070	1,159
Redeemed	(497,624)	(21,330)	(137,231)	(30,064)

Total Institutional Class Shares	6,676,900	284,030	1,170,257	84,412

Service Class Shares
Issued	21,544,058	17,922,478	9,099,129	6,686,101
Reinvested	5,326,817	3,341,693	1,361,330	885,380
Redeemed	(14,098,634)	(8,531,691)	(6,121,721)	(4,114,250)

Total Service Class Shares	12,772,241	12,732,480	4,338,738	3,457,231

Total change in shares:	26,679,468	16,329,662	7,419,638	4,577,187

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

2007 Annual Report 47

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Conservative Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$7,683,747	$5,516,994
Net realized gains on investment transactions	2,852,057	2,928,668
Net change in unrealized appreciation on investments	4,167,192	3,920,805

Change in net assets resulting from operations	14,702,996	12,366,467

Distributions to Shareholders From:
Net investment income:
Class A	(677,251)	(534,666)
Class B	(109,907)	(91,990)
Class C	(568,187)	(454,268)
Class R	(130,924)	(2,710)
Institutional Class	(131,197)	(1,416)
Service Class	(6,132,124)	(4,480,724)
Net realized gains:
Class A	(270,490)	(355,546)
Class B	(57,530)	(47,621)
Class C	(268,380)	(234,259)
Class R	(7,671)	(296)
Institutional Class	(3,331)	(12)
Service Class	(2,501,073)	(1,690,363)

Change in net assets from shareholder distributions	(10,858,065)	(7,893,871)

Change in net assets from capital transactions	35,443,333	14,711,686

Change in net assets	39,288,264	19,184,282

Net Assets:
Beginning of period	208,858,896	189,674,614

End of period	$248,147,160	$208,858,896

Accumulated net investment income at end of period	$730,752	$512,547

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,737,968	$14,678,187
Dividends reinvested	820,326	785,370
Cost of shares redeemed (a)	(8,161,368)	(26,655,411)

Total Class A	1,396,926	(11,191,854)

Class B Shares
Proceeds from shares issued	809,491	575,258
Dividends reinvested	86,658	72,239
Cost of shares redeemed (a)	(1,092,668)	(897,400)

Total Class B	(196,519)	(249,903)

See Accompanying Notes to Financial Statements.

48 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Conservative Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$7,324,611	$5,692,214
Dividends reinvested	229,974	193,773
Cost of shares redeemed (a)	(5,055,888)	(6,923,661)

Total Class C	2,498,697	(1,037,674)

Class R Shares
Proceeds from shares issued	10,511,040	498,912
Dividends reinvested	111,663	48
Cost of shares redeemed (a)	(3,338,698)	(5,581)

Total Class R	7,284,005	493,379

Institutional Class Shares
Proceeds from shares issued	5,273,466	159,605
Dividends reinvested	134,528	1,428
Cost of shares redeemed (a)	(675,078)	(5,456)

Total Institutional Class	4,732,916	155,577

Service Class Shares
Proceeds from shares issued	49,106,209	48,128,529
Dividends reinvested	8,633,171	6,171,080
Cost of shares redeemed (a)	(38,012,072)	(27,757,448)

Total Service Class	19,727,308	26,542,161

Change in net assets from capital transactions:	$35,443,333	$14,711,686

SHARE TRANSACTIONS:
Class A Shares
Issued	839,883	1,444,662
Reinvested	79,394	77,287
Redeemed	(783,779)	(2,602,501)

Total Class A Shares	135,498	(1,080,552)

Class B Shares
Issued	77,779	56,342
Reinvested	8,399	7,114
Redeemed	(105,118)	(88,071

Total Class B Shares	(18,940)	(24,615)

Class C Shares
Issued	708,280	559,992
Reinvested	22,345	19,140
Redeemed	(487,981)	(679,789)

Total Class C Shares	242,644	(100,657)

Class R Shares
Issued	1,010,306	48,543
Reinvested	10,762	5
Redeemed	(320,965)	(537)

Total Class R Shares	700,103	48,011

See Accompanying Notes to Financial Statements.

2007 Annual Report 49

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Conservative Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	508,965	15,466
Reinvested	12,906	139
Redeemed	(64,411)	(536)

Total Institutional Class Shares	457,460	15,069

Service Class Shares
Issued	4,704,519	4,692,620
Reinvested	833,951	605,780
Redeemed	(3,645,738)	(2,713,309)

Total Service Class Shares	1,892,732	2,585,091

Total change in shares:	3,409,497	1,442,349

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

50 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Aggressive Fund

		Investment Activities				Distributions

				Net Realized
	Net Asset			and	Total
	Value,	Net		Unrealized	from	Net
	Beginning	Investment		Gains on	Investment	Investment
	of Period	Income		Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$6.36	0.08		1.45	1.53	(0.08)
Year Ended October 31, 2004	$7.81	0.10		0.80	0.90	(0.10)
Year Ended October 31, 2005	$8.61	0.19		0.87	1.06	(0.19)
Year Ended October 31, 2006	$9.48	0.15		1.53	1.68	(0.20)
Year Ended October 31, 2007	$10.77	0.20		1.52	1.72	(0.27)
Class B Shares
Year Ended October 31, 2003	$6.32	0.04		1.43	1.47	(0.05)
Year Ended October 31, 2004	$7.74	0.04		0.80	0.84	(0.05)
Year Ended October 31, 2005	$8.53	0.11		0.86	0.97	(0.12)
Year Ended October 31, 2006	$9.38	0.08		1.52	1.60	(0.13)
Year Ended October 31, 2007	$10.66	0.12		1.50	1.62	(0.21)
Class C Shares
Year Ended October 31, 2003	$6.32	0.05		1.42	1.47	(0.06)
Year Ended October 31, 2004	$7.73	0.04		0.80	0.84	(0.05)
Year Ended October 31, 2005	$8.52	0.12		0.86	0.98	(0.13)
Year Ended October 31, 2006	$9.37	0.07		1.52	1.59	(0.13)
Year Ended October 31, 2007	$10.64	0.12		1.49	1.61	(0.21)
Class R Shares
Period Ended October 31, 2003 (f)	$7.45	–	(i)	0.29	0.29	–
Year Ended October 31, 2004	$7.74	0.07		0.82	0.89	(0.07)
Year Ended October 31, 2005	$8.56	0.18		0.86	1.04	(0.18)
Year Ended October 31, 2006	$9.42	0.16		1.49	1.65	(0.19)
Year Ended October 31, 2007	$10.69	0.21		1.46	1.67	(0.25)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.08)	$7.81	24.34%	$3,742	0.52%
Year Ended October 31, 2004	–	(0.10)	$8.61	11.55%	$19,737	0.47%
Year Ended October 31, 2005	–	(0.19)	$9.48	12.36%	$38,583	0.49%
Year Ended October 31, 2006	(0.19)	(0.39)	$10.77	18.13%	$61,217	0.45%
Year Ended October 31, 2007	(0.23)	(0.50)	$11.99	16.46%	$90,084	0.45%
Class B Shares
Year Ended October 31, 2003	–	(0.05)	$7.74	23.42%	$1,557	1.25%
Year Ended October 31, 2004	–	(0.05)	$8.53	10.86%	$7,414	1.20%
Year Ended October 31, 2005	–	(0.12)	$9.38	11.46%	$11,761	1.21%
Year Ended October 31, 2006	(0.19)	(0.32)	$10.66	17.39%	$16,890	1.19%
Year Ended October 31, 2007	(0.23)	(0.44)	$11.84	15.62%	$21,967	1.19%
Class C Shares
Year Ended October 31, 2003	–	(0.06)	$7.73	23.41%	$7,706	1.26%
Year Ended October 31, 2004	–	(0.05)	$8.52	10.88%	$43,668	1.20%
Year Ended October 31, 2005	–	(0.13)	$9.37	11.49%	$71,231	1.21%
Year Ended October 31, 2006	(0.19)	(0.32)	$10.64	17.29%	$93,557	1.19%
Year Ended October 31, 2007	(0.23)	(0.44)	$11.81	15.55%	$127,450	1.19%
Class R Shares
Period Ended October 31, 2003 (f)	–	–	$7.74	3.89%	$1	0.82%
Year Ended October 31, 2004	–	(0.07)	$8.56	11.58%	$38	0.63%
Year Ended October 31, 2005	–	(0.18)	$9.42	12.19%	$216	0.63%
Year Ended October 31, 2006	(0.19)	(0.38)	$10.69	17.93%	$2,083	0.79%
Year Ended October 31, 2007	(0.23)	(0.48)	$11.88	16.11%	$29,199	0.77%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	1.04%		(g)	(g)		44.11%
Year Ended October 31, 2004	1.06%		(g)	(g)		2.12%
Year Ended October 31, 2005	1.87%		(g)	(g)		6.51%
Year Ended October 31, 2006	1.27%		0.46%	1.27%		4.80%
Year Ended October 31, 2007	1.67%		0.45%	1.66%		3.92%
Class B Shares
Year Ended October 31, 2003	0.16%		(g)	(g)		44.11%
Year Ended October 31, 2004	0.35%		(g)	(g)		2.12%
Year Ended October 31, 2005	1.18%		(g)	(g)		6.51%
Year Ended October 31, 2006	0.64%		1.19%	0.64%		4.80%
Year Ended October 31, 2007	0.95%		1.19%	0.95%		3.92%
Class C Shares
Year Ended October 31, 2003	0.22%		(g)	(g)		44.11%
Year Ended October 31, 2004	0.32%		(g)	(g)		2.12%
Year Ended October 31, 2005	1.16%		(g)	(g)		6.51%
Year Ended October 31, 2006	0.65%		1.19%	0.64%		4.80%
Year Ended October 31, 2007	0.95%		1.19%	0.95%		3.92%
Class R Shares
Period Ended October 31, 2003 (f)	(0.46%	)	0.92%	(0.56%	)	44.11%
Year Ended October 31, 2004	0.93%		(g)	(g)		2.12%
Year Ended October 31, 2005	1.47%		(g)	(g)		6.51%
Year Ended October 31, 2006	0.88%		0.80%	0.88%		4.80%
Year Ended October 31, 2007	1.19%		0.77%	1.19%		3.92%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(i)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 51

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Class Shares
Period Ended October 31, 2005 (h)	$9.31	0.09	0.25	0.34	(0.12)
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)
Service Class Shares
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52	(0.07)
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90	(0.09)
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Institutional Class Shares
Period Ended October 31, 2005 (h)	–	(0.12)	$9.53	3.66%	$1	0.24%
Year Ended October 31, 2006	(0.19)	(0.41)	$10.84	18.54%	$1,439	0.18%
Year Ended October 31, 2007	(0.23)	(0.52)	$12.08	16.77%	$34,670	0.19%
Service Class Shares
Year Ended October 31, 2003	–	(0.07)	$7.82	24.08%	$129,717	0.61%
Year Ended October 31, 2004	–	(0.09)	$8.63	11.50%	$282,486	0.59%
Year Ended October 31, 2005	–	(0.18)	$9.50	12.18%	$439,966	0.62%
Year Ended October 31, 2006	(0.19)	(0.38)	$10.80	18.04%	$676,249	0.59%
Year Ended October 31, 2007	(0.23)	(0.49)	$12.01	16.20%	$914,796	0.59%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Period Ended October 31, 2005 (h)	1.39%	(g)	(g)	6.51%
Year Ended October 31, 2006	1.74%	0.19%	1.73%	4.80%
Year Ended October 31, 2007	1.80%	0.19%	1.80%	3.92%
Service Class Shares
Year Ended October 31, 2003	0.98%	0.63%	0.96%	44.11%
Year Ended October 31, 2004	0.94%	0.60%	0.94%	2.12%
Year Ended October 31, 2005	1.78%	(g)	(g)	6.51%
Year Ended October 31, 2006	1.16%	0.60%	1.15%	4.80%
Year Ended October 31, 2007	1.55%	0.59%	1.55%	3.92%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(i)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

52 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

Nationwide Investor Destinations Moderately Aggressive Fund

		Investment Activities				Distributions

				Net Realized
	Net Asset			and	Total
	Value,	Net		Unrealized	from	Net	Net
	Beginning	Investment		Gains on	Investment	Investment	Realized
	of Period	Income		Investments	Activities	Income	Gains

Class A Shares
Year Ended October 31, 2003	$7.04	0.11		1.31	1.42	(0.11)	–
Year Ended October 31, 2004	$8.35	0.12		0.75	0.87	(0.12)	–
Year Ended October 31, 2005	$9.10	0.21		0.74	0.95	(0.21)	– (g)
Year Ended October 31, 2006	$9.84	0.18		1.33	1.51	(0.22)	(0.13)
Year Ended October 31, 2007	$11.00	0.25		1.31	1.56	(0.30)	(0.23)
Class B Shares
Year Ended October 31, 2003	$6.99	0.07		1.28	1.35	(0.08)	–
Year Ended October 31, 2004	$8.26	0.07		0.73	0.80	(0.07)	–
Year Ended October 31, 2005	$8.99	0.14		0.73	0.87	(0.14)	– (g)
Year Ended October 31, 2006	$9.72	0.11		1.30	1.41	(0.15)	(0.13)
Year Ended October 31, 2007	$10.85	0.16		1.31	1.47	(0.23)	(0.23)
Class C Shares
Year Ended October 31, 2003	$7.00	0.08		1.28	1.36	(0.09)	–
Year Ended October 31, 2004	$8.27	0.07		0.72	0.79	(0.07)	–
Year Ended October 31, 2005	$8.99	0.14		0.73	0.87	(0.14)	– (g)
Year Ended October 31, 2006	$9.72	0.11		1.31	1.42	(0.15)	(0.13)
Year Ended October 31, 2007	$10.86	0.16		1.30	1.46	(0.23)	(0.23)
Class R Shares
Period Ended October 31, 2003 (h)	$8.01	–	(g)	0.25	0.25	–	–
Year Ended October 31, 2004	$8.26	0.10		0.75	0.85	(0.10)	–
Year Ended October 31, 2005	$9.01	0.20		0.74	0.94	(0.20)	– (g)
Year Ended October 31, 2006	$9.75	0.20		1.27	1.47	(0.22)	(0.13)
Year Ended October 31, 2007	$10.87	0.24		1.27	1.51	(0.28)	(0.23)
[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions			Ratios / Supplemental Data
				Net Assets	Ratio of
		Net Asset		at End of	Expenses
	Total	Value, End	Total	Period	to Average
	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	(0.11)	$8.35	20.42%	$9,729	0.48%
Year Ended October 31, 2004	(0.12)	$9.10	10.48%	$35,416	0.47%
Year Ended October 31, 2005	(0.21)	$9.84	10.47%	$57,073	0.49%
Year Ended October 31, 2006	(0.35)	$11.00	15.66%	$83,365	0.46%
Year Ended October 31, 2007	(0.53)	$12.03	14.67%	$110,994	0.44%
Class B Shares
Year Ended October 31, 2003	(0.08)	$8.26	19.43%	$5,740	1.22%
Year Ended October 31, 2004	(0.07)	$8.99	9.66%	$19,546	1.19%
Year Ended October 31, 2005	(0.14)	$9.72	9.74%	$30,177	1.21%
Year Ended October 31, 2006	(0.28)	$10.85	14.83%	$39,399	1.19%
Year Ended October 31, 2007	(0.46)	$11.86	13.87%	$44,366	1.18%
Class C Shares
Year Ended October 31, 2003	(0.09)	$8.27	19.64%	$17,804	1.22%
Year Ended October 31, 2004	(0.07)	$8.99	9.58%	$99,211	1.19%
Year Ended October 31, 2005	(0.14)	$9.72	9.74%	$155,315	1.21%
Year Ended October 31, 2006	(0.28)	$10.86	14.83%	$192,830	1.19%
Year Ended October 31, 2007	(0.46)	$11.86	13.87%	$229,821	1.18%
Class R Shares
Period Ended October 31, 2003 (h)	–	$8.26	3.12%	$1	0.75%
Year Ended October 31, 2004	(0.10)	$9.01	10.27%	$63	0.62%
Year Ended October 31, 2005	(0.20)	$9.75	10.49%	$253	0.61%
Year Ended October 31, 2006	(0.35)	$10.87	15.43%	$2,847	0.80%
Year Ended October 31, 2007	(0.51)	$11.87	14.25%	$57,400	0.79%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	1.42%		(f)	(f)		8.08%
Year Ended October 31, 2004	1.37%		0.47%	1.37%		2.74%
Year Ended October 31, 2005	2.10%		(f)	(f)		5.51%
Year Ended October 31, 2006	1.65%		0.47%	1.64%		6.67%
Year Ended October 31, 2007	2.09%		0.44%	2.09%		2.80%
Class B Shares
Year Ended October 31, 2003	0.63%		(f)	(f)		8.08%
Year Ended October 31, 2004	0.67%		1.19%	0.67%		2.74%
Year Ended October 31, 2005	1.40%		(f)	(f)		5.51%
Year Ended October 31, 2006	1.03%		1.20%	1.02%		6.67%
Year Ended October 31, 2007	1.37%		1.18%	1.37%		2.80%
Class C Shares
Year Ended October 31, 2003	0.64%		(f)	(f)		8.08%
Year Ended October 31, 2004	0.66%		1.19%	0.66%		2.74%
Year Ended October 31, 2005	1.39%		(f)	(f)		5.51%
Year Ended October 31, 2006	1.03%		1.20%	1.02%		6.67%
Year Ended October 31, 2007	1.37%		1.18%	1.37%		2.80%
Class R Shares
Period Ended October 31, 2003 (h)	(0.04%	)	0.85%	(0.14%	)	8.08%
Year Ended October 31, 2004	1.19%		(f)	(f)		2.74%
Year Ended October 31, 2005	1.92%		(f)	(f)		5.51%
Year Ended October 31, 2006	1.73%		0.80%	1.72%		6.67%
Year Ended October 31, 2007	1.69%		0.79%	1.69%		2.80%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	There were no fee reductions during the period.

(g)	The amount is less than $0.005.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 53

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net	Net
	Beginning	Investment	Gains on	Investment	Investment	Realized
	of Period	Income	Investments	Activities	Income	Gains

Institutional Class Shares
Period Ended October 31, 2005 (i)	$9.67	0.12	0.20	0.32	(0.14)	–
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)
Service Class Shares
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41	(0.10)	–
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	–
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	– (g)
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions			Ratios / Supplemental Data
				Net Assets	Ratio of
		Net Asset		at End of	Expenses
	Total	Value, End	Total	Period	to Average
	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Class Shares
Period Ended October 31, 2005 (i)	(0.14)	$9.85	3.37%	$1	0.24%
Year Ended October 31, 2006	(0.38)	$10.99	15.84%	$3,864	0.19%
Year Ended October 31, 2007	(0.56)	$12.03	14.96%	$65,584	0.19%
Service Class Shares
Year Ended October 31, 2003	(0.10)	$8.34	20.26%	$214,101	0.61%
Year Ended October 31, 2004	(0.11)	$9.08	10.22%	$452,237	0.59%
Year Ended October 31, 2005	(0.20)	$9.83	10.48%	$736,304	0.61%
Year Ended October 31, 2006	(0.34)	$10.98	15.53%	$1,077,126	0.59%
Year Ended October 31, 2007	(0.52)	$12.02	14.55%	$1,389,857	0.58%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Institutional Class Shares
Period Ended October 31, 2005 (i)	1.73%	(f)	(f)	5.51%
Year Ended October 31, 2006	2.07%	0.20%	2.06%	6.67%
Year Ended October 31, 2007	2.22%	0.19%	2.22%	2.80%
Service Class Shares
Year Ended October 31, 2003	1.36%	(f)	(f)	8.08%
Year Ended October 31, 2004	1.26%	0.59%	1.26%	2.74%
Year Ended October 31, 2005	1.98%	(f)	(f)	5.51%
Year Ended October 31, 2006	1.54%	0.60%	1.54%	6.67%
Year Ended October 31, 2007	1.97%	0.58%	1.97%	2.80%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	The amount is less than $0.005.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

54 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Moderate Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23	(0.16)
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75	(0.16)
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)
Class B Shares
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17	(0.13)
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69	(0.10)
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)
Class C Shares
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17	(0.13)
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68	(0.10)
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)
Class R Shares
Period Ended October 31, 2003 (f)	$8.77	0.01	0.18	0.19	–
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73	(0.13)
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.16)	$9.01	15.75%	$9,972	0.47%
Year Ended October 31, 2004	–	(0.16)	$9.60	8.36%	$35,157	0.47%
Year Ended October 31, 2005	(0.01)	(0.24)	$10.11	7.86%	$57,505	0.48%
Year Ended October 31, 2006	(0.11)	(0.37)	$10.97	12.41%	$68,922	0.46%
Year Ended October 31, 2007	(0.21)	(0.55)	$11.65	11.56%	$89,397	0.44%
Class B Shares
Year Ended October 31, 2003	–	(0.13)	$8.96	14.89%	$6,229	1.21%
Year Ended October 31, 2004	–	(0.10)	$9.55	7.72%	$19,504	1.19%
Year Ended October 31, 2005	(0.01)	(0.17)	$10.04	6.96%	$28,907	1.20%
Year Ended October 31, 2006	(0.11)	(0.29)	$10.89	11.61%	$35,437	1.18%
Year Ended October 31, 2007	(0.21)	(0.46)	$11.55	10.64%	$38,475	1.18%
Class C Shares
Year Ended October 31, 2003	–	(0.13)	$8.94	14.98%	$21,995	1.22%
Year Ended October 31, 2004	–	(0.10)	$9.52	7.67%	$102,058	1.19%
Year Ended October 31, 2005	(0.01)	(0.17)	$10.01	6.98%	$150,491	1.20%
Year Ended October 31, 2006	(0.11)	(0.30)	$10.86	11.65%	$184,788	1.18%
Year Ended October 31, 2007	(0.21)	(0.47)	$11.52	10.69%	$212,829	1.18%
Class R Shares
Period Ended October 31, 2003 (f)	–	–	$8.96	2.17%	$1	0.74%
Year Ended October 31, 2004	–	(0.13)	$9.56	8.19%	$42	0.62%
Year Ended October 31, 2005	(0.01)	(0.23)	$10.06	7.68%	$199	0.61%
Year Ended October 31, 2006	(0.11)	(0.36)	$10.89	12.11%	$4,026	0.79%
Year Ended October 31, 2007	(0.21)	(0.52)	$11.55	11.17%	$53,930	0.76%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	1.88%	(g)	(g)	13.50%
Year Ended October 31, 2004	1.78%	0.47%	1.78%	5.64%
Year Ended October 31, 2005	2.35%	(g)	(g)	5.91%
Year Ended October 31, 2006	2.16%	0.46%	2.15%	8.40%
Year Ended October 31, 2007	2.59%	0.44%	2.59%	2.98%
Class B Shares
Year Ended October 31, 2003	1.09%	(g)	(g)	13.50%
Year Ended October 31, 2004	1.07%	1.19%	1.07%	5.64%
Year Ended October 31, 2005	1.66%	(g)	(g)	5.91%
Year Ended October 31, 2006	1.51%	1.19%	1.50%	8.40%
Year Ended October 31, 2007	1.85%	1.18%	1.85%	2.98%
Class C Shares
Year Ended October 31, 2003	0.98%	(g)	(g)	13.50%
Year Ended October 31, 2004	1.07%	1.19%	1.07%	5.64%
Year Ended October 31, 2005	1.66%	(g)	(g)	5.91%
Year Ended October 31, 2006	1.51%	1.19%	1.51%	8.40%
Year Ended October 31, 2007	1.86%	1.18%	1.86%	2.98%
Class R Shares
Period Ended October 31, 2003 (f)	0.68%	0.84%	0.58%	13.50%
Year Ended October 31, 2004	1.79%	(g)	(g)	5.64%
Year Ended October 31, 2005	2.09%	(g)	(g)	5.91%
Year Ended October 31, 2006	1.88%	0.79%	1.87%	8.40%
Year Ended October 31, 2007	2.21%	0.76%	2.21%	2.98%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 55

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Moderate Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Class Shares
Period Ended October 31, 2005 (h)	$10.02	0.18	0.09	0.27	(0.17)
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)
Service Class Shares
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22	(0.15)
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75	(0.15)
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Class Shares
Period Ended October 31, 2005 (h)	–	(0.17)	$10.12	2.71%	$1	0.23%
Year Ended October 31, 2006	(0.11)	(0.40)	$10.98	12.69%	$3,119	0.21%
Year Ended October 31, 2007	(0.21)	(0.57)	$11.65	11.73%	$81,100	0.19%
Service Class Shares
Year Ended October 31, 2003	–	(0.15)	$8.99	15.59%	$247,424	0.60%
Year Ended October 31, 2004	–	(0.15)	$9.59	8.34%	$487,130	0.59%
Year Ended October 31, 2005	(0.01)	(0.23)	$10.09	7.66%	$934,203	0.60%
Year Ended October 31, 2006	(0.11)	(0.36)	$10.95	12.30%	$1,152,756	0.58%
Year Ended October 31, 2007	(0.21)	(0.53)	$11.62	11.33%	$1,371,857	0.58%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Institutional Class Shares
Period Ended October 31, 2005 (h)	2.45%	(g)	(g)	5.91%
Year Ended October 31, 2006	2.55%	0.21%	2.54%	8.40%
Year Ended October 31, 2007	2.78%	0.19%	2.78%	2.98%
Service Class Shares
Year Ended October 31, 2003	1.82%	(g)	(g)	13.50%
Year Ended October 31, 2004	1.66%	0.59%	1.66%	5.64%
Year Ended October 31, 2005	2.24%	(g)	(g)	5.91%
Year Ended October 31, 2006	2.05%	0.59%	2.04%	8.40%
Year Ended October 31, 2007	2.45%	0.58%	2.45%	2.98%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

56 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95	(0.22)
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)
Class B Shares
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89	(0.17)
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)
Class C Shares
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88	(0.18)
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)
Class R Shares
Period Ended October 31, 2003 (f)	$9.33	0.01	0.11	0.12	–
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.22)	$9.44	11.02%	$4,482	0.53%
Year Ended October 31, 2004	–	(0.19)	$9.88	6.71%	$11,157	0.52%
Year Ended October 31, 2005	(0.01)	(0.27)	$10.18	5.78%	$16,923	0.54%
Year Ended October 31, 2006	(0.17)	(0.46)	$10.64	9.24%	$27,244	0.48%
Year Ended October 31, 2007	(0.26)	(0.61)	$11.00	9.42%	$29,097	0.46%
Class B Shares
Year Ended October 31, 2003	–	(0.17)	$9.44	10.37%	$2,453	1.28%
Year Ended October 31, 2004	–	(0.12)	$9.88	5.99%	$4,606	1.21%
Year Ended October 31, 2005	(0.01)	(0.21)	$10.18	5.08%	$6,002	1.22%
Year Ended October 31, 2006	(0.17)	(0.39)	$10.64	8.49%	$7,376	1.20%
Year Ended October 31, 2007	(0.26)	(0.53)	$10.99	8.53%	$7,750	1.20%
Class C Shares
Year Ended October 31, 2003	–	(0.18)	$9.42	10.26%	$7,530	1.29%
Year Ended October 31, 2004	–	(0.13)	$9.85	5.99%	$26,760	1.22%
Year Ended October 31, 2005	(0.01)	(0.20)	$10.14	5.01%	$39,545	1.22%
Year Ended October 31, 2006	(0.17)	(0.39)	$10.61	8.50%	$41,108	1.20%
Year Ended October 31, 2007	(0.26)	(0.53)	$10.96	8.66%	$45,139	1.20%
Class R Shares
Period Ended October 31, 2003 (f)	–	–	$9.45	1.29%	$1	0.81%
Year Ended October 31, 2004	–	(0.16)	$9.91	6.55%	$1	0.60%
Year Ended October 31, 2005	(0.01)	(0.25)	$10.22	5.73%	$1	0.65%
Year Ended October 31, 2006	(0.17)	(0.46)	$10.69	9.19%	$620	0.81%
Year Ended October 31, 2007	(0.26)	(0.60)	$11.02	9.04%	$17,913	0.83%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	2.34%	(g)	(g)	19.93%
Year Ended October 31, 2004	2.12%	0.52%	2.12%	6.66%
Year Ended October 31, 2005	2.57%	0.54%	2.57%	8.37%
Year Ended October 31, 2006	2.65%	0.49%	2.65%	12.64%
Year Ended October 31, 2007	3.06%	0.46%	3.06%	12.07%
Class B Shares
Year Ended October 31, 2003	1.52%	(g)	(g)	19.93%
Year Ended October 31, 2004	1.41%	(g)	(g)	6.66%
Year Ended October 31, 2005	1.90%	1.22%	1.90%	8.37%
Year Ended October 31, 2006	1.98%	1.21%	1.97%	12.64%
Year Ended October 31, 2007	2.30%	1.20%	2.30%	12.07%
Class C Shares
Year Ended October 31, 2003	1.45%	(g)	(g)	19.93%
Year Ended October 31, 2004	1.42%	(g)	(g)	6.66%
Year Ended October 31, 2005	1.90%	1.22%	1.90%	8.37%
Year Ended October 31, 2006	1.97%	1.21%	1.97%	12.64%
Year Ended October 31, 2007	2.30%	1.20%	2.30%	12.07%
Class R Shares
Period Ended October 31, 2003 (f)	1.34%	0.91%	1.24%	19.93%
Year Ended October 31, 2004	2.01%	(g)	(g)	6.66%
Year Ended October 31, 2005	2.54%	0.65%	2.54%	8.37%
Year Ended October 31, 2006	2.53%	0.82%	2.52%	12.64%
Year Ended October 31, 2007	2.78%	0.83%	2.78%	12.07%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 57

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Class Shares
Period Ended October 31, 2005 (h)	$10.17	0.23	0.04	0.27	(0.20)
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)
Service Class Shares
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95	(0.20)
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Class Shares
Period Ended October 31, 2005 (h)	–	(0.20)	$10.24	3.70%	$1	0.29%
Year Ended October 31, 2006	(0.17)	(0.49)	$10.71	9.58%	$905	0.20%
Year Ended October 31, 2007	(0.26)	(0.64)	$11.07	9.64%	$13,890	0.21%
Service Class Shares
Year Ended October 31, 2003	–	(0.20)	$9.47	11.09%	$78,189	0.61%
Year Ended October 31, 2004	–	(0.18)	$9.91	6.59%	$136,368	0.61%
Year Ended October 31, 2005	(0.01)	(0.26)	$10.21	5.67%	$195,790	0.62%
Year Ended October 31, 2006	(0.17)	(0.45)	$10.68	9.18%	$241,726	0.60%
Year Ended October 31, 2007	(0.26)	(0.60)	$11.03	9.15%	$297,623	0.60%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Institutional Class Shares
Period Ended October 31, 2005 (h)	3.17%	(g)	(g)	8.37%
Year Ended October 31, 2006	3.05%	0.21%	3.04%	12.64%
Year Ended October 31, 2007	3.30%	0.21%	3.30%	12.07%
Service Class Shares
Year Ended October 31, 2003	2.28%	0.65%	2.24%	19.93%
Year Ended October 31, 2004	2.01%	0.61%	2.01%	6.66%
Year Ended October 31, 2005	2.49%	0.62%	2.49%	8.37%
Year Ended October 31, 2006	2.53%	0.61%	2.52%	12.64%
Year Ended October 31, 2007	2.99%	0.60%	2.99%	12.07%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

58 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Conservative Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65	(0.28)
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47	(0.22)
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)
Class B Shares
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57	(0.23)
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40	(0.15)
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)
Class C Shares
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57	(0.23)
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40	(0.16)
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)
Class R Shares
Period Ended October 31, 2003 (f)	$9.83	0.02	0.02	0.04	–
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46	(0.18)
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.28)	$9.88	6.89%	$1,798	0.53%
Year Ended October 31, 2004	–	(0.22)	$10.13	4.84%	$5,008	0.50%
Year Ended October 31, 2005	(0.05)	(0.32)	$10.17	3.67%	$28,965	0.53%
Year Ended October 31, 2006	(0.12)	(0.43)	$10.40	6.68%	$18,384	0.48%
Year Ended October 31, 2007	(0.15)	(0.52)	$10.56	6.78%	$20,102	0.47%
Class B Shares
Year Ended October 31, 2003	–	(0.23)	$9.87	6.05%	$1,622	1.29%
Year Ended October 31, 2004	–	(0.15)	$10.12	4.12%	$3,437	1.23%
Year Ended October 31, 2005	(0.05)	(0.25)	$10.16	3.02%	$4,010	1.22%
Year Ended October 31, 2006	(0.12)	(0.36)	$10.38	5.89%	$3,841	1.21%
Year Ended October 31, 2007	(0.15)	(0.44)	$10.54	6.01%	$3,701	1.20%
Class C Shares
Year Ended October 31, 2003	–	(0.23)	$9.85	6.03%	$3,592	1.29%
Year Ended October 31, 2004	–	(0.16)	$10.09	4.10%	$13,683	1.24%
Year Ended October 31, 2005	(0.05)	(0.25)	$10.13	2.95%	$19,106	1.23%
Year Ended October 31, 2006	(0.12)	(0.37)	$10.35	5.92%	$18,474	1.21%
Year Ended October 31, 2007	(0.15)	(0.45)	$10.51	6.04%	$21,304	1.21%
Class R Shares
Period Ended October 31, 2003 (f)	–	–	$9.87	0.41%	$1	0.84%
Year Ended October 31, 2004	–	(0.18)	$10.15	4.73%	$1	0.62%
Year Ended October 31, 2005	(0.05)	(0.31)	$10.20	3.65%	$3	0.65%
Year Ended October 31, 2006	(0.12)	(0.44)	$10.40	6.46%	$503	0.83%
Year Ended October 31, 2007	(0.15)	(0.50)	$10.55	6.44%	$7,900	0.83%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Year Ended October 31, 2003	2.83%	(g)	(g)	32.93%
Year Ended October 31, 2004	2.43%	0.51%	2.43%	11.67%
Year Ended October 31, 2005	2.85%	0.53%	2.85%	13.42%
Year Ended October 31, 2006	2.98%	0.48%	2.97%	36.51%
Year Ended October 31, 2007	3.54%	0.47%	3.54%	10.69%
Class B Shares
Year Ended October 31, 2003	1.96%	(g)	(g)	32.93%
Year Ended October 31, 2004	1.70%	(g)	(g)	11.67%
Year Ended October 31, 2005	2.10%	1.22%	2.10%	13.42%
Year Ended October 31, 2006	2.36%	1.22%	2.35%	36.51%
Year Ended October 31, 2007	2.81%	1.21%	2.81%	10.69%
Class C Shares
Year Ended October 31, 2003	1.95%	(g)	(g)	32.93%
Year Ended October 31, 2004	1.69%	(g)	(g)	11.67%
Year Ended October 31, 2005	2.10%	1.23%	2.10%	13.42%
Year Ended October 31, 2006	2.36%	1.22%	2.36%	36.51%
Year Ended October 31, 2007	2.81%	1.21%	2.81%	10.69%
Class R Shares
Period Ended October 31, 2003 (f)	2.03%	0.94%	1.93%	32.93%
Year Ended October 31, 2004	2.30%	(g)	(g)	11.67%
Year Ended October 31, 2005	2.67%	0.65%	2.67%	13.42%
Year Ended October 31, 2006	3.03%	0.83%	3.02%	36.51%
Year Ended October 31, 2007	3.17%	0.83%	3.17%	10.69%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 59

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Investor Destinations Conservative Fund (Continued)

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Class Shares
Period Ended October 31, 2005 (h)	$10.20	0.27	(0.02)	0.25	(0.22)
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)
Service Class Shares
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64	(0.27)
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46	(0.21)
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Class Shares
Period Ended October 31, 2005 (h)	–	(0.22)	$10.23	2.44%	$1	0.28%
Year Ended October 31, 2006	(0.12)	(0.47)	$10.46	6.91%	$159	0.22%
Year Ended October 31, 2007	(0.15)	(0.55)	$10.62	7.12%	$5,020	0.22%
Service Class Shares
Year Ended October 31, 2003	–	(0.27)	$9.90	6.76%	$59,472	0.61%
Year Ended October 31, 2004	–	(0.21)	$10.15	4.69%	$101,261	0.61%
Year Ended October 31, 2005	(0.05)	(0.31)	$10.20	3.62%	$137,589	0.62%
Year Ended October 31, 2006	(0.12)	(0.43)	$10.42	6.52%	$167,499	0.61%
Year Ended October 31, 2007	(0.15)	(0.51)	$10.58	6.64%	$190,120	0.61%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Institutional Class Shares
Period Ended October 31, 2005 (h)	3.74%	0.28%	3.74%	13.42%
Year Ended October 31, 2006	3.68%	0.23%	3.68%	36.51%
Year Ended October 31, 2007	3.77%	0.22%	3.77%	10.69%
Service Class Shares
Year Ended October 31, 2003	2.73%	0.67%	2.68%	32.93%
Year Ended October 31, 2004	2.31%	0.63%	2.29%	11.67%
Year Ended October 31, 2005	2.70%	0.63%	2.70%	13.42%
Year Ended October 31, 2006	2.95%	0.62%	2.95%	36.51%
Year Ended October 31, 2007	3.41%	0.61%	3.41%	10.69%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See Accompanying Notes to Financial Statements.

60 Annual Report 2007

Nationwide Optimal Allocations Fund: Growth

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Optimal Allocations Fund: Growth (Class A at NAV) returned 20.67% versus 16.75% for its composite benchmark, 70% Standard & Poor’s 500® (S&P 500) Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 864 funds as of Oct. 31, 2007) was 16.05% for the same time period.

Can you describe the market environment during the reporting period?

While U.S. stocks performed well, a marked increase in volatility occurred during the reporting period. For example, near the end of February, the market stumbled after a sharp sell-off in China’s stock market. Also in February, prominent subprime mortgage lender New Century Financial Corp. reported serious financial difficulties due to delinquent loans. The market trended higher throughout most of the spring, driven by earnings that exceeded investors’ scaled-back expectations and an active mergers-and-acquisitions market. In June, however, long-term interest rates spiked higher, and two Bear Stearns hedge funds with extensive subprime holdings were on the brink of shutting down.

The mortgage and housing markets deteriorated further during the summer, and U.S. stocks sold off sharply from mid-July through mid-August. Conditions in the credit markets worsened so much that the commercial paper market virtually stopped functioning. At that point, the Federal Reserve Board intervened, cutting the discount rate by 0.50%. The Fed’s move triggered a rally that took most stock indexes to near their all-time highs by period end, despite another surge in crude oil prices to roughly $90 per barrel. The Fed also bolstered investors’ confidence by cutting the target federal funds rate in September and October.

International stocks continued to benefit from robust growth abroad. Although economic growth in Europe appeared to be slowing near the end of October 2007, emerging markets continued to expand at a rapid clip. China’s economy was particularly robust, growing by more than 11% during the first three quarters of 2007 and fueling outsized gains in China’s stocks.

The bond market fared moderately well during the reporting period, although rising volatility was in evidence as well. The yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds), after beginning the period inverted (creating the abnormal result that short-term yields were higher than longer-term yields), normalized as a result of the Fed’s rate cuts. Overall, Treasury yields declined amid perceptions that the economy was weakening. A flight to quality in the final few months of the period aided less-risky investments such as Treasuries while penalizing high-yield bonds.

The Fund is a diversified “fund of funds” designed to serve as an aggressive investor’s total asset allocation solution. Its design was developed by Nationwide Fund Advisors with the assistance of consultant Ibbotson Associates Advisors LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Aberdeen Asset Management, Inc., the Fund’s subadviser, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund or to actively manage the Fund’s risk-return profile. In December 2006, we made a number of changes, some of which are described here. These changes enabled us to lower the Fund’s overall expenses while gaining exposure to the absolute return and real asset classes and adding a bit of inflation-protected fixed-income exposure. The Nationwide Optimal Allocations Fund: Growth is currently invested in a set of 18 underlying funds.

2007 Annual Report 61

Nationwide Optimal Allocations Fund: Growth
Continued

Nationwide Optimal Allocations Fund: Growth

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

	Target	12-Month
Underlying Investment	Allocation*	Return

Nationwide International Growth Fund	9%	47.21%

Nationwide Global Financial Services Fund	9%	12.03%

Nationwide Leaders Fund	8%	17.85%

Nationwide U.S. Growth Leaders Fund	8%	29.64%

Nationwide Small Cap Fund	7%	10.88%

Nationwide Global Health Sciences Fund	7%	14.26%

Nationwide U.S. Growth Leaders Long-Short Fund	7%	17.60%

iShares C&S Realty Majors Index Fund	7%	-0.62%

Nationwide Global Technology and Communications Fund	6%	34.59%

iShares Russell Midcap Index Fund	4%	15.03%

Nationwide Global Natural Resources Fund	4%	43.99%

Nationwide Emerging Markets Fund	4%	82.77%

Credit Suisse Commodity Return Strategy Fund	4%	15.07%

iShares Lehman TIPS Bond Fund	4%	6.20%

iShares S&P 500 Index Fund	3%	14.47%

Nationwide Global Utilities Fund	3%	30.79%

Nationwide Micro Cap Equity Fund	3%	6.12%

Nationwide Market Neutral Fund	3%	-2.07%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

Among the underlying funds in the portfolio, the best performer by far was the Nationwide Emerging Markets Fund, with an exceptional return of 82.77%. Two key markets to which this Fund is exposed, China and India, benefited from two factors—healthy consumer spending driven by rapidly expanding middle classes, and massive investment in infrastructure projects such as power plants and roads. Two other strong performers were the Nationwide International Growth Fund and the Nationwide Global Natural Resources Fund, with returns of 47.21% and 43.99%, respectively. As mentioned above, international stocks were relatively strong during the reporting period, and natural resources stocks were buoyed in large part by rising crude oil prices.

What areas detracted from Fund performance?

The underlying fund that delivered the weakest return was the Nationwide Market Neutral Fund, which lost 2.07%. This Fund is an absolute return product that normally has

62 Annual Report 2007

a low correlation with the broader stock market and tries to produce modest positive returns in both rising and falling markets. That said, the market’s extreme volatility and abrupt reversals hurt the Fund’s results during the reporting period. In addition, the iShares Cohen & Steers Realty Majors Index Fund registered a disappointing return of -0.62%, as real estate-related investments fared poorly due to the worsening subprime mortgage loan situation.

What is your outlook for the near term?

Expectations from the Fed are for further slowing in the economy during the next few months, and it remains unclear whether the United States is headed for a recession or merely a mid-cycle slowdown. Investors in the Optimal Allocations Fund: Growth already have made the decision to place their investment capital in a next-generation fund product offering what we believe is a superior combination of diversification and long-term potential for profit.

Subadviser:

Aberdeen Asset Management, Inc.

Portfolio Manager:

William H. Miller

2007 Annual Report 63

Nationwide Optimal Allocations Fund: Growth
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	20.67%	16.12%	2.54%	1.69%
	w/SC3	13.76%	14.08%

Class B	w/o SC2	19.74%	15.19%	3.28%	2.43%
	w/SC4	14.74%	14.54%

Class C	w/o SC2	19.74%	15.18%	3.28%	2.43%
	w/SC5	18.74%	15.18%

Class R6		20.13%	15.67%	2.98%	2.13%

Institutional Service Class[6]		20.89%	16.26%	2.38%	1.53%

Institutional Class[6]		20.84%	16.35%	2.28%	1.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Growth, the Optimal Allocations Growth Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Growth Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%), the MSCI EAFE (25%) and the LB Aggregate Bond (5%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64 Annual Report 2007

Nationwide Optimal Allocations Fund: Growth
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Optimal Allocations Fund:			Account Value,	Account Value,	Expenses Paid
Growth			5/1/07	10/31/07	During Period* [2]

Class A	Actual		$1,000.00	$1,098.10	$2.64
	Hypothetical	[1]	$1,000.00	$1,022.68	$2.55

Class B	Actual		$1,000.00	$1,094.00	$6.44
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23

Class C	Actual		$1,000.00	$1,094.10	$6.49
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.28

Class R	Actual		$1,000.00	$1,096.90	$3.86
	Hypothetical	[1]	$1,000.00	$1,021.52	$3.73

Institutional Service Class	Actual		$1,000.00	$1,099.50	$1.16
	Hypothetical	[1]	$1,000.00	$1,024.09	$1.12

Institutional Class	Actual		$1,000.00	$1,099.30	$1.32
	Hypothetical	[1]	$1,000.00	$1,023.94	$1.28

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Optimal Allocations Fund:	Annualized
Growth	Expense Ratio* [2]

Class A	0.50%
0.50%

Class B	1.22%
1.22%

Class C	1.23%
1.23%

Class R	0.73%
0.73%

Institutional Service Class	0.22%
0.22%

Institutional Class	0.25%
0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 65

Nationwide Optimal Allocations Fund: Growth
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	85.2%
Exchange Traded Funds	14.7%
Other Assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	94.8%
Fixed Income Funds	3.3%
Money Market Funds	1.8%
Other	0.1%

100.0%

Top Holdings

Nationwide Global Financial Services Fund Institutional Class	9.9%
Nationwide International Growth Fund Institutional Class	9.4%
Nationwide US Growth Leaders Fund Institutional Class	8.1%
Nationwide Leaders Fund Institutional Class	7.9%
Nationwide US Growth Leaders Long Short Fund Institutional Class	7.0%
Nationwide Global Health Sciences Fund Institutional Class	6.9%
Nationwide Small Cap Fund Institutional Class	6.8%
Nationwide Global Technology and Communications Fund Institutional Class	6.3%
iShares Cohen & Steers Realty Majors Index Fund	5.3%
Nationwide Emerging Markets Fund Institutional Class	4.3%
Other	28.1%

100.0%

66 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Optimal Allocations Fund: Growth

Mutual Funds (85.2%)

	Shares	Value

Equity Funds (83.4%)
Credit Suisse Commodity Return Strategy Fund	62,802	$763,675
Nationwide Emerging Markets Fund Institutional Class (a)	29,354	838,344
Nationwide Global Financial Services Fund Institutional Class (a)	114,702	1,916,678
Nationwide Global Health Sciences Fund Institutional Class (a)	103,274	1,340,502
Nationwide Global Natural Resources Fund Institutional Class (a)	30,493	779,703
Nationwide Global Technology and Communications Fund Institutional Class (a)	211,433	1,219,968
Nationwide Global Utilities Fund Institutional Class (a)	36,725	594,206
Nationwide International Growth Fund Institutional Class (a)	95,215	1,828,124
Nationwide Leaders Fund Institutional Class (a)	99,791	1,541,768
Nationwide Micro Cap Equity Fund Institutional Class (a)	29,134	567,526
Nationwide Market Neutral Fund Institutional Class (a)	57,781	555,852
Nationwide Small Cap Fund Institutional Class (a)	57,372	1,318,988
Nationwide U.S. Growth Leaders Fund Institutional Class (a)	125,119	1,581,509
Nationwide U.S. Growth Leaders Long Short Fund Institutional Class (a)	113,857	1,359,458

		16,206,301

Money Market Fund (1.8%)
AIM Liquid Assets Portfolio	356,160	356,160

Total Mutual Funds (Cost $14,321,003)		16,562,461

Exchange Traded Funds (14.7%)

	Shares	Value

Equity Funds (11.4%)
iShares S&P 500 Index Fund	3,259	505,569
iShares Russell Midcap Index Fund	6,098	671,085
iShares Cohen & Steers Realty Majors Index Fund	11,041	1,038,406

		2,215,060

Fixed Income Fund (3.3%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	6,312	648,873

Total Exchange Traded Funds (Cost $2,794,188)		2,863,933

Total Investments (Cost $17,115,191) (b) — 99.9%		19,426,394
Other assets in excess of liabilities — 0.1%		14,768

NET ASSETS — 100.0%		$19,441,162

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 67

Nationwide Optimal Allocations Fund: Moderate

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Optimal Allocations Fund: Moderate (Class A at NAV) returned 15.11% versus 12.95% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 40% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 456 funds as of Oct. 31, 2007) was 11.11% for the same time period.

Can you describe the market environment during the reporting period?

While U.S. stocks performed well, a marked increase in volatility occurred during the reporting period. For example, near the end of February, the market stumbled after a sharp sell-off in China’s stock market. Also in February prominent subprime mortgage lender New Century Financial Corp. reported serious financial difficulties due to delinquent loans. The market trended higher throughout most of the spring, driven by earnings that exceeded investors’ scaled-back expectations and an active mergers-and-acquisitions market. In June, however, long-term interest rates spiked higher, and two Bear Stearns hedge funds with extensive subprime holdings were on the brink of shutting down.

The mortgage and housing markets deteriorated further during the summer, and U.S. stocks sold off sharply from mid-July through mid-August. Conditions in the credit markets worsened so much that the commercial paper market virtually stopped functioning. At that point, the Federal Reserve Board intervened, cutting the discount rate by 0.50%. The Fed’s move triggered a rally that took most stock indexes to near their all-time highs by period end, despite another surge in crude oil prices to roughly $90 per barrel. The Fed also bolstered investors’ confidence by cutting the target federal funds rate in September and October.

International stocks continued to benefit from robust growth abroad. Although economic growth in Europe appeared to be slowing near the end of October 2007, emerging markets continued to expand at a rapid clip. China’s economy was particularly robust, growing by more than 11% during the first three quarters of 2007 and fueling outsized gains in China’s stocks.

The bond market fared moderately well during the reporting period, although rising volatility was in evidence there as well. The yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds), after beginning the period inverted (creating the abnormal result that short-term yields were higher than longer-term yields), normalized as a result of the Fed’s rate cuts. Overall, Treasury yields declined amid perceptions that the economy was weakening. A flight to quality in the final few months of the period aided less-risky investments such as Treasuries while penalizing high-yield bonds.

The Fund is a diversified “fund of funds” designed to serve as a moderate investor’s total asset allocation solution. Its design was developed by Nationwide Fund Advisors with the assistance of consultant Ibbotson Associates Advisors LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”— the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Aberdeen Asset Management, Inc., the Fund’s subadviser, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund, to lower expenses or to actively manage the Fund’s risk-return profile. In December 2006, we made a number of changes, some of which are described here. We closed out the Fund’s position in the Nationwide Fund while paring down several other positions; we used the proceeds to initiate positions in the iShares S&P 500 Index Fund, Nationwide Leaders Fund, iShares Russell Mid Cap Index Fund, Nationwide Market Neutral Fund and Credit Suisse Commodity Return Strategy Fund. These changes enabled us to lower the Fund’s overall expenses while gaining exposure to the absolute return and real asset classes. In the fixed-income area, we initiated positions in the Oppenheimer International Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Treasury Inflation Protected Index Fund and iShares Lehman 1-3 Year Treasury Index Fund. We liquidated the Fund’s stakes in the Nationwide Bond Fund and the Nationwide High Yield Bond Fund. The Nationwide Optimal Allocations Fund: Moderate is currently invested in a set of 20 underlying funds.

68 Annual Report 2007

Nationwide Optimal Allocations Fund: Moderate

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

	Target	12-Month
Underlying Investment	Allocation*	Return

iShares Lehman Aggregate Bond Fund	17%	5.06%

iShares Lehman TIPS Bond Fund	10%	6.20%

Oppenheimer International Bond Fund	8%	16.18%

Nationwide International Growth Fund	7%	47.21%

Nationwide Global Financial Services Fund	6%	12.03%

Nationwide U.S. Growth Leaders Long-Short Fund	6%	17.60%

Nationwide Leaders Fund	5%	17.85%

iShares Lehman 1-3 Year Treasury Bond Fund	5%	5.71%

Nationwide Market Neutral Fund	5%	-2.07%

iShares C&S Realty Majors Index Fund	5%	-0.62%

Nationwide Small Cap Fund	4%	10.88%

Nationwide Global Health Sciences Fund	4%	14.26%

Nationwide Global Natural Resources Fund	3%	43.99%

Credit Suisse Commodity Return Strategy Fund	3%	15.07%

Nationwide U.S. Growth Leaders Fund	2%	29.64%

iShares S&P 500 Index Fund	2%	14.47%

iShares Russell Midcap Index Fund	2%	15.03%

Nationwide Global Technology and Communications Fund	2%	34.59%

Nationwide Global Utilities Fund	2%	30.79%

Nationwide Emerging Markets Fund	2%	82.77%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

Among the underlying funds in the portfolio, the best performers were the Nationwide International Growth Fund with a return of 47.21% (and approximately 7% allocation) and Oppenheimer International Bond Fund, with a return of 16.18% during the period. Both international stocks and international bonds were relatively strong during the reporting period due, in large part, to the steady deterioration in the value of the U.S. dollar, which enhanced the attractiveness of assets denominated in foreign currencies.

2007 Annual Report 69

Nationwide Optimal Allocations Fund: Moderate
Continued

What areas detracted from Fund performance?

The underlying fund that delivered the weakest return was the Nationwide Market Neutral Fund, which lost 2.07%. This Fund is an absolute return product that normally has a low correlation with the broader stock market and tries to produce modest positive returns in both rising and falling markets. That said, the market’s extreme volatility and abrupt reversals hurt the Fund’s results during the reporting period. In addition, the iShares Cohen & Steers Realty Majors Index Fund registered a disappointing return of -0.62% as real estate-related investments fared poorly due to the worsening subprime mortgage loan situation.

What is your outlook for the near term?

Expectations from the Fed are for further slowing in the economy during the next few months, and it remains unclear whether the United States is headed for a recession or merely a mid-cycle slowdown. Investors in the Optimal Allocations Fund: Moderate already have made the decision to place their investment capital in a next-generation fund product offering what we believe is a superior combination of diversification and long-term potential for profit. In our opinion, the best way to make that experience a rewarding one is to give the Fund sufficient time to achieve its objectives.

Subadviser:

Aberdeen Asset Management, Inc.

Portfolio Manager:

William H. Miller

70 Annual Report 2007

Nationwide Optimal Allocations Fund: Moderate
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	15.11%	12.61%	1.78%	1.49%
	w/SC3	8.52%	10.64%

Class B	w/o SC2	14.24%	11.54%	2.51%	2.22%
	w/SC4	9.24%	10.84%

Class C	w/o SC2	14.24%	11.65%	2.51%	2.22%
	w/SC5	13.24%	11.65%

Class R6		14.58%	12.09%	2.21%	1.92%

Institutional Service Class[6]		15.35%	12.70%	1.59%	1.30%

Institutional Class[6]		15.24%	12.74%	1.51%	1.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Moderate, the Optimal Allocations Moderate Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (40%), the MSCI EAFE (20%) and the LB Aggregate Bond (40%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 71

Nationwide Optimal Allocations Fund: Moderate
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Optimal Allocations Fund:			Account Value,	Account Value,	Expenses Paid
Moderate			5/1/07	10/31/07	During Period* [2]

Class A	Actual		$1,000.00	$1,072.20	$2.51
	Hypothetical	[1]	$1,000.00	$1,022.78	$2.45

Class B	Actual		$1,000.00	$1,067.70	$6.31
	Hypothetical	[1]	$1,000.00	$1,019.10	$6.18

Class C	Actual		$1,000.00	$1,068.50	$6.31
	Hypothetical	[1]	$1,000.00	$1,019.10	$6.18

Class R	Actual		$1,000.00	$1,070.30	$3.70
	Hypothetical	[1]	$1,000.00	$1,021.62	$3.62

Institutional Service Class	Actual		$1,000.00	$1,073.60	$1.25
	Hypothetical	[1]	$1,000.00	$1,023.99	$1.23

Institutional Class	Actual		$1,000.00	$1,072.70	$1.31
	Hypothetical	[1]	$1,000.00	$1,023.94	$1.28

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Optimal Allocations Fund:	Annualized
Moderate	Expense Ratio* [2]

Class A	0.48%
0.48%

Class B	1.21%
1.21%

Class C	1.21%
1.21%

Class R	0.71%
0.71%

Institutional Service Class	0.24%
0.24%

Institutional Class	0.25%
0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

72 Annual Report 2007

Nationwide Optimal Allocations Fund: Moderate
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	62.4%
Exchange Traded Funds	37.6%

100.0%

Top Industries

Equity Funds	59.6%
Fixed Income Funds	38.8%
Money Market Funds	1.6%

100.0%

Top Holdings

iShares Lehman Aggregate Bond Fund	16.3%
iShares Lehman Tips Index	9.7%
Oppenheimer International Bond Fund Class Y	8.0%
Nationwide International Growth Fund Institutional Class	7.4%
Nationwide US Growth Leaders Long Short Fund Institutional Class	6.1%
Nationwide Global Financial Services Fund Institutional Class	5.1%
Nationwide Market Neutral Fund Fund Institutional Class	4.8%
iShares Cohen & Steers Realty Majors Index Fund	4.8%
iShares Lehman 1-3 Year Treasury Bond Fund	4.8%
Nationwide Leaders Fund Institutional Class	4.0%
Other	29.0%

100.0%

2007 Annual Report 73

Statement of Investments
October 31, 2007

Nationwide Optimal Allocations Fund: Moderate

Mutual Funds (62.4%)

	Shares	Value

Equity Funds (52.8%)
Credit Suisse Commodity Return Strategy Fund	108,785	$1,322,829
Nationwide Emerging Markets Fund Institutional Class (a)	34,045	972,327
Nationwide Global Financial Services Fund Institutional Class (a)	134,500	2,247,488
Nationwide Global Health Sciences Fund Institutional Class (a)	136,302	1,769,202
Nationwide Global Natural Resources Fund Institutional Class (a)	52,889	1,352,382
Nationwide Global Technology and Communications Fund Institutional Class (a)	163,223	941,796
Nationwide Global Utilities Fund Institutional Class (a)	56,663	916,807
Nationwide International Growth Fund Institutional Class (a)	171,608	3,294,883
Nationwide Leaders Fund Institutional Class (a)	115,719	1,787,856
Nationwide Mid Cap Growth Fund Institutional Class (a)	92,844	1,747,315
Nationwide Market Neutral Fund Institutional Class (a)	222,160	2,137,177
Nationwide Small Cap Fund Institutional Class (a)	57,006	1,310,562
Nationwide U.S. Growth Leaders Fund Institutional Class (a)	72,338	914,354
Nationwide U.S. Growth Leaders Long Short Fund Institutional Class (a)	225,587	2,693,504

		23,408,482

Fixed Income Fund (8.0%)
Oppenheimer International Bond Fund Class Y	543,960	3,573,817

Money Market Fund (1.6%)
AIM Liquid Assets Portfolio	691,870	692,870

Total Mutual Funds (Cost $24,109,540)		27,675,169

Exchange Traded Funds (37.6%)

	Shares	Value

Equity Funds (6.8%)
iShares S&P 500 Index Fund	5,493	852,129
iShares Cohen & Steers Realty Majors Index Fund	22,671	2,132,208
iShares Russell Midcap Index Fund	166	18,268

		3,002,605

Fixed Income Funds (30.8%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	41,809	4,297,965
iShares Lehman Aggregate Bond Fund	72,098	7,253,780
iShares Lehman 1-3 Year Treasury Bond Fund	26,193	2,130,800

		13,682,545

Total Exchange Traded Funds (Cost $16,268,645)		16,685,150

Total Investments (Cost $40,378,185) (b) — 100.0%		44,360,319
Other assets in excess of liabilities — 0.0%		4,599

NET ASSETS — 100.0%		$44,364,918

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

74 Annual Report 2007

Nationwide Optimal Allocations Fund:
Moderate Growth

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Optimal Allocations Fund: Moderate Growth (Class A at NAV) returned 18.88% versus 14.82% for its composite benchmark, 60% Standard & Poor’s 500® (S&P 500) Index, 20% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 631 funds as of Oct. 31, 2007) was 13.52% for the same time period.

Can you describe the market environment during the reporting period?

While U.S. stocks performed well, a marked increase in volatility occurred during the reporting period. For example, near the end of February, the market stumbled after a sharp sell-off in China’s stock market. Also in February, prominent subprime mortgage lender New Century Financial Corp. reported serious financial difficulties due to delinquent loans. The market trended higher throughout most of the spring, driven by earnings that exceeded investors’ scaled-back expectations and an active mergers-and-acquisitions market. In June, however, long-term interest rates spiked higher, and two Bear Stearns hedge funds with extensive subprime holdings were on the brink of shutting down.

The mortgage and housing markets deteriorated further during the summer, and U.S. stocks sold off sharply from mid-July through mid-August. Conditions in the credit markets worsened so much that the commercial paper market virtually stopped functioning. At that point, the Federal Reserve Board intervened, cutting the discount rate by 0.50%. The Fed’s move triggered a rally that took most stock indexes to near their all-time highs by period end, despite another surge in crude oil prices to roughly $90 per barrel. The Fed also bolstered investors’ confidence by cutting the target federal funds rate in September and October.

International stocks continued to benefit from robust growth abroad. Although economic growth in Europe appeared to be slowing near the end of October 2007, emerging markets continued to expand at a rapid clip. China’s economy was particularly robust, growing by more than 11% during the first three quarters of 2007 and fueling outsized gains in China’s stocks.

The bond market fared moderately well during the reporting period, although rising volatility was in evidence there as well. The yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds), after beginning the period inverted (creating the abnormal result that short-term yields were higher than longer-term yields), normalized as a result of the Fed’s rate cuts. Overall, Treasury yields declined amid perceptions that the economy was weakening. A flight to quality in the final few months of the period aided less-risky investments such as Treasuries while penalizing high-yield bonds.

The Fund is a diversified “fund of funds” designed to serve as a moderately aggressive investor’s total asset allocation solution. Its design was developed by Nationwide Fund Advisors with the assistance of consultant Ibbotson Associates Advisors LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Aberdeen Asset Management, Inc., the Fund’s subadviser, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund, to lower expenses or to actively manage the Fund’s risk-return profile. In December 2006, we made a number of changes, some of which are described here. We closed out the Fund’s position in the Nationwide Fund while paring down several other positions; we used the proceeds to initiate positions in the iShares S&P 500 Index Fund, Nationwide Leaders Fund, iShares Russell Mid Cap Index Fund, Nationwide Market Neutral Fund and Credit Suisse Commodity Return Strategy Fund. These changes enabled us to lower the Fund’s overall expenses while gaining exposure to the absolute return and real asset classes. In the fixed-income area, we initiated positions in the Oppenheimer International Bond Fund, iShares Lehman Aggregate Bond Fund and iShares Lehman Treasury Inflation Protected Index Fund. We liquidated the Fund’s stakes in the Nationwide Bond Fund and the Nationwide High Yield Bond Fund. The Nationwide Optimal Allocations Fund: Moderate Growth is currently invested in a set of 19 underlying funds.

2007 Annual Report 75

Nationwide Optimal Allocations Fund:
Moderate Growth Continued

Nationwide Optimal Allocations Fund: Moderately Growth

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

	Target	12-Month
Underlying Investment	Allocation*	Return

Nationwide International Growth Fund	9%	47.21%

iShares Lehman Aggregate Bond Fund	8%	5.06%

Nationwide Global Financial Services Fund	8%	12.03%

iShares Lehman TIPS Bond Fund	8%	6.20%

Nationwide U.S. Growth Leaders Long-Short Fund	7%	17.60%

Nationwide Leaders Fund	6%	17.85%

Nationwide Global Health Sciences Fund	6%	14.26%

iShares C&S Realty Majors Index Fund	6%	-0.62%

Nationwide U.S. Growth Leaders Fund	5%	29.64%

Nationwide Small Cap Fund	5%	10.88%

iShares Russell Midcap Index Fund	4%	15.03%

Nationwide Global Technology and Communications Fund	4%	34.59%

Nationwide Global Natural Resources Fund	4%	43.99%

Nationwide Market Neutral Fund	4%	-2.07%

Credit Suisse Commodity Return Strategy Fund	4%	15.07%

Oppenheimer International Bond Fund	4%	16.18%

Nationwide Global Utilities Fund	3%	30.79%

Nationwide Emerging Markets Fund	3%	82.77%

iShares S&P 500 Index Fund	2%	14.47%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

Among the underlying funds in the portfolio, the best performer (despite its small allocation) by far was the Nationwide Emerging Markets Fund, with an exceptional return of 82.77%. Two key markets to which this Fund is exposed, China and India, benefited from two factors— healthy consumer spending driven by rapidly expanding middle classes, and massive investment in infrastructure projects such as power plants and roads. Two other strong performers were the Nationwide International Growth Fund and the Nationwide Global Natural Resources Fund, with returns of 47.21% and 43.99%, respectively. As mentioned above, international stocks were relatively strong during the reporting period, and natural resources stocks were buoyed in large part by rising crude oil prices.

76 Annual Report 2007

What areas detracted from Fund performance?

The underlying fund that delivered the weakest return was the Nationwide Market Neutral Fund, which lost 2.07%. This Fund is an absolute return product that normally has a low correlation with the broader stock market and tries to produce modest positive returns in both rising and falling markets. That said, the market’s extreme volatility and abrupt reversals hurt the Fund’s results during the reporting period. In addition, the iShares Cohen & Steers Realty Majors Index Fund registered a disappointing return of -0.62% as real estate-related investments fared poorly due to the worsening subprime mortgage loan situation.

What is your outlook for the near term?

Expectations from the Fed are for further slowing in the economy during the next few months, and it remains unclear whether the United States is headed for a recession or merely a mid-cycle slowdown. Investors in the Optimal Allocations Fund: Moderate Growth already have made the decision to place their investment capital in a next-generation fund product offering what we believe is a superior combination of diversification and long-term potential for profit.

Subadviser:

Aberdeen Asset Management, Inc.

Portfolio Manager:

William H. Miller

2007 Annual Report 77

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	18.88%	14.79%	1.94%	1.59%
	w/SC3	12.09%	12.77%

Class B	w/o SC2	17.99%	13.92%	2.67%	2.32%
	w/SC4	12.99%	13.25%

Class C	w/o SC2	18.00%	13.90%	2.67%	2.32%
	w/SC5	17.00%	13.90%

Class R6		18.22%	14.37%	2.37%	2.02%

Institutional Service Class[6]		19.08%	14.99%	1.78%	1.43%

Institutional Class[6]		19.15%	15.06%	1.67%	1.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Moderate Growth, the Optimal Allocations Moderate Growth Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Moderate Growth Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%), the MSCI EAFE (20%) and the LB Aggregate Bond (20%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

78 Annual Report 2007

Nationwide Optimal Allocations Fund: Moderate Growth
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

Nationwide Optimal Allocations Fund:
Moderate Growth
			Beginning	Ending	Expenses Paid	Annualized
			Account Value	Account Value	During	Expense
			5/1/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,089.80	$2.58	0.49%
	Hypothetical	[1]	$1,000.00	$1,022.73	$2.50	0.49%

Class B	Actual		$1,000.00	$1,085.40	$6.41	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23	1.22%

Class C	Actual		$1,000.00	$1,085.30	$6.41	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23	1.22%

Class R	Actual		$1,000.00	$1,087.90	$3.84	0.73%
	Hypothetical	[1]	$1,000.00	$1,021.52	$3.73	0.73%

Institutional Service Class	Actual		$1,000.00	$1,090.30	$1.21	0.23%
	Hypothetical	[1]	$1,000.00	$1,024.04	$1.17	0.23%

Institutional Class	Actual		$1,000.00	$1,091.00	$1.32	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.94	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 79

Nationwide Optimal Allocations Fund: Moderate Growth
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	76.0%
Exchange Traded Funds	23.6%
Other Assets in excess of liabilities	0.4%

100.0%

Top Industries

Equity Funds	78.9%
Fixed Income Funds	19.1%
Money Market Funds	1.6%
Other	0.4%

100.0%

Top Holdings

Nationwide International Growth Fund Institutional Class	9.4%
iShares Lehman Tips Index	7.6%
iShares Lehman Aggregate Bond Fund	7.5%
Nationwide Global Financial Services Fund Institutional Class	7.1%
Nationwide US Growth Leaders Long Short Fund Institutional Class	7.0%
Nationwide Leaders Fund Institutional Class	6.0%
Nationwide Global Health Sciences Fund Institutional Class	5.9%
iShares Cohen & Steers Realty Majors Index Fund	5.6%
Nationwide US Growth Leaders Fund Institutional Class	5.1%
Nationwide Small Cap Fund Institutional Class	4.8%
Other	34.0%

100.0%

80 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Optimal Allocations Fund: Moderate Growth

Mutual Funds (76.0%)

	Shares	Value

Equity Funds (70.4%)
Credit Suisse Commodity Return Strategy Fund	137,234	$1,668,768
Nationwide Emerging Markets Fund Institutional Class (a)	48,254	1,378,125
Nationwide Global Financial Services Fund Institutional Class (a)	180,387	3,014,268
Nationwide Global Health Sciences Fund Institutional Class (a)	193,395	2,510,267
Nationwide Global Natural Resources Fund Institutional Class (a)	66,686	1,705,161
Nationwide Global Technology and Communications Fund Institutional Class (a)	308,497	1,780,030
Nationwide Global Utilities Fund Institutional Class (a)	80,373	1,300,428
Nationwide International Growth Fund Institutional Class (a)	208,562	4,004,387
Nationwide Leaders Fund Institutional Class (a)	163,579	2,527,299
Nationwide Mid Cap Growth Fund Institutional Class (a)	64,975	1,222,832
Nationwide Market Neutral Fund Institutional Class (a)	168,163	1,617,732
Nationwide Small Cap Fund Institutional Class (a)	89,456	2,056,603
Nationwide U.S. Growth Leaders Fund Institutional Class (a)	171,003	2,161,480
Nationwide U.S. Growth Leaders Long Short Fund Institutional Class (a)	248,848	2,971,247

		29,918,627

Fixed Income Fund (4.0%)
Oppenheimer International Bond Fund Class Y	257,185	1,689,703

Money Market Fund (1.6%)
AIM Liquid Assets Portfolio	681,970	681,970

Total Mutual Funds (Cost $27,718,294)		32,290,300

Exchange Traded Funds (23.6%)

	Shares	Value

Equity Funds (8.5%)
iShares S&P 500 Index Fund	5,092	789,922
iShares Russell Midcap Index Fund	3,931	432,606
iShares Cohen & Steers Realty Majors Index Fund	25,233	2,373,164

		3,595,692

Fixed Income Funds (15.1%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	31,642	3,252,798
iShares Lehman Aggregate Bond Fund	31,708	3,190,142

		6,442,940

Total Exchange Traded Funds (Cost $9,751,533)		10,038,632

Total Investments (Cost $37,469,827) (b) — 99.6%		42,328,932
Other assets in excess of liabilities — 0.4%		170,331

NET ASSETS — 100.0%		$42,499,263

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 81

Nationwide Optimal Allocations Fund: Specialty

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Optimal Allocations Fund: Specialty (Class A at NAV) returned 21.56% versus 17.75% for its composite benchmark, 70% Standard & Poor’s Standard & Poor’s 500® (S&P 500) Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Specialty/ Miscellaneous Funds (consisting of 126 funds as of Oct. 31, 2007) was 15.08% for the same time period.

Can you describe the market environment during the reporting period?

While U.S. stocks performed well, a marked increase in volatility occurred during the reporting period. For example, near the end of February, the market stumbled after a sharp sell-off in China’s stock market. Also in February, prominent subprime mortgage lender New Century Financial Corp. reported serious financial difficulties due to delinquent loans. The market trended higher throughout most of the spring, driven by earnings that exceeded investors’ scaled-back expectations and an active mergers-and-acquisitions market. In June, however, long-term interest rates spiked higher, and two Bear Stearns hedge funds with extensive subprime holdings were on the brink of shutting down.

The mortgage and housing markets deteriorated further during the summer, and U.S. stocks sold off sharply from mid-July through mid-August. Conditions in the credit markets worsened so much that the commercial paper market virtually stopped functioning. At that point, the Federal Reserve Board intervened, cutting the discount rate by 0.50%. The Fed’s move triggered a rally that took most stock indexes to near their all-time highs by period end, despite another surge in crude oil prices to roughly $90 per barrel. The Fed also bolstered investors’ confidence by cutting the target federal funds rate in September and October.

International stocks continued to benefit from robust growth abroad. Although economic growth in Europe appeared to be slowing near the end of October 2007, emerging markets continued to expand at a rapid clip. China’s economy was particularly robust, growing by more than 11% during the first three quarters of 2007 and fueling outsized gains in China’s stocks.

The bond market fared moderately well during the reporting period, although rising volatility was in evidence there as well. The yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds), after beginning the period inverted (creating the abnormal result that short-term yields were higher than longer-term yields), normalized as a result of the Fed’s rate cuts. Overall, Treasury yields declined amid perceptions that the economy was weakening. A flight to quality in the final few months of the period aided less-risky investments such as Treasuries while penalizing high-yield bonds.

The Fund is a diversified “fund of funds” designed to serve as an aggressive investor’s total asset allocation solution. Its design was developed by Nationwide Fund Advisors with the assistance of consultant Ibbotson Associates Advisors LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”— the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Aberdeen Asset Management, Inc., the Fund’s subadvisor, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund or to actively manage the Fund’s risk-return profile. In December 2006, we made a number of changes. These changes enabled us to lower the Fund’s overall expenses while gaining exposure to the absolute return and real asset classes, along with adding a bit of inflation-protected fixed-income exposure. The Nationwide Optimal Allocations Fund: Specialty is currently invested in a set of 12 underlying funds.

82 Annual Report 2007

Nationwide Optimal Allocations Fund: Specialty

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

	Target	12-Month
Underlying Investment	Allocation*	Return

Nationwide Global Financial Services Fund	15%	12.03%

Nationwide Global Health Sciences Fund	12%	14.26%

Nationwide Global Technology and Communications Fund	11%	34.59%

Nationwide U.S. Growth Leaders Long-Short Fund	11%	17.60%

Nationwide Emerging Markets Fund	9%	82.77%

Nationwide Micro Cap Equity Fund	9%	6.12%

iShares C&S Realty Majors Index Fund	9%	-0.62%

Nationwide Global Natural Resources Fund	7%	43.99%

Nationwide Global Utilities Fund	5%	30.79%

Credit Suisse Commodity Return Strategy Fund	5%	15.07%

iShares Lehman TIPS Bond Fund	4%	6.20%

Nationwide Market Neutral Fund	3%	-2.07%

*	Fund target allocation ranges are as of Oct. 31, 2007.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

Among the underlying funds in the portfolio, the best performer by far was the Nationwide Emerging Markets Fund, with an exceptional return of 82.77%. Two key markets to which this Fund is exposed, China and India, benefited from two factors—healthy consumer spending driven by rapidly expanding middle classes, and massive investment in infrastructure projects such as power plants and roads. Two other strong performers were the Nationwide Global Natural Resources Fund and the Nationwide Global Technology and Communications Fund, with returns of 43.99% and 34.59%, respectively. Natural resources stocks were buoyed in large part by rising crude oil prices, while technology stocks benefited from favorable product cycles and the international exposure of many technology companies.

What areas detracted from Fund performance?

The underlying fund that delivered the weakest return was the Nationwide Market Neutral Fund, which lost 2.07%. This Fund is an absolute return product that normally has a low correlation with the broader stock market and tries to produce modest positive returns in both rising and falling markets. That said, the market’s extreme volatility and abrupt reversals hurt the Fund’s results during the reporting period. In addition, the iShares Cohen & Steers Realty Majors Index Fund produced a disappointing return of -0.62% as real estate-related investments fared poorly due to the worsening subprime mortgage loan situation.

What is your outlook for the near term?

Expectations from the Fed are for further slowing in the economy during the next few months, and it remains unclear whether the United States is headed for a recession or merely a mid-cycle slowdown. Investors in

2007 Annual Report 83

Nationwide Optimal Allocations Fund: Specialty
Continued

the Optimal Allocations Fund: Specialty already have made the decision to place their investment capital in a next-generation fund product offering what we believe is a superior combination of diversification and potential for long-term profit.

Subadviser:

Aberdeen Asset Management, Inc.

Portfolio Manager:

William H. Miller

84 Annual Report 2007

Nationwide Optimal Allocations Fund: Specialty
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	21.56%	17.95%	2.06%	1.82%
	w/SC3	14.54%	15.87%

Class B	w/o SC2	20.64%	17.09%	2.80%	2.56%
	w/SC4	15.64%	16.46%

Class C	w/o SC2	20.65%	17.07%	2.80%	2.56%
	w/SC5	19.65%	17.07%

Class R6		21.14%	17.61%	2.50%	2.26%

Institutional Service Class[6]		21.90%	18.19%	1.89%	1.65%

Institutional Class[6]		21.77%	18.26%	1.80%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Specialty, the Optimal Allocations Specialty Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Specialty Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%) and the MSCI EAFE (30%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 85

Nationwide Optimal Allocations Fund: Specialty
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Optimal Allocations Fund:			Account Value,	Account Value,	Expenses Paid
Specialty			5/1/07	10/31/07	During Period* [2]

Class A	Actual		$1,000.00	$1,104.30	$2.55
	Hypothetical	[1]	$1,000.00	$1,022.78	$2.45

Class B	Actual		$1,000.00	$1,099.70	$6.46
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23

Class C	Actual		$1,000.00	$1,099.80	$6.46
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.23

Class R	Actual		$1,000.00	$1,102.10	$3.71
	Hypothetical	[1]	$1,000.00	$1,021.67	$3.57

Institutional Service Class	Actual		$1,000.00	$1,105.40	$1.27
	Hypothetical	[1]	$1,000.00	$1,023.99	$1.23

Institutional Class	Actual		$1,000.00	$1,105.20	$1.33
	Hypothetical	[1]	$1,000.00	$1,023.94	$1.28

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Optimal Allocations Fund:	Annualized
Specialty	Expense Ratio* [2]

Class A	0.48%
0.48%

Class B	1.22%
1.22%

Class C	1.22%
1.22%

Class R	0.70%
0.70%

Institutional Service Class	0.24%
0.24%

Institutional Class	0.25%
0.25%

*		Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]		Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

86 Annual Report 2007

Nationwide Optimal Allocations Fund: Specialty
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	88.8%
Exchange Traded Funds	10.9%
Other Assets in excess of liabilities	0.3%

100.0%

Top Industries

Equity Funds	96.2%
Fixed Income Funds	3.5%
Other	0.3%

100.0%

Top Holdings

Nationwide Global Financial Services Fund Institutional Class	16.5%
Nationwide Global Health Sciences Fund Institutional Class	11.7%
Nationwide Global Technology and Communications Fund Institutional Class	11.5%
Nationwide US Growth Leaders Long Short Fund Institutional Class	10.9%
Nationwide Emerging Markets Fund Institutional Class	9.7%
Nationwide Micro Cap Equity Fund Institutional Class	8.7%
iShares Cohen & Steers Realty Majors Index Fund	7.4%
Nationwide Global Natural Resources Fund Institutional Class	7.0%
Nationwide Global Utilities Fund Fund Institutional Class	5.1%
Credit Suisse Commodity Return Strategy Fund	4.9%
Other	6.6%

100.0%

2007 Annual Report 87

Statement of Investments
October 31, 2007

Nationwide Optimal Allocations Fund: Specialty

Mutual Funds (88.8%)

	Shares	Value

Equity Funds (88.8%)
Credit Suisse Commodity Return Strategy Fund	471,839	$5,737,561
Nationwide Emerging Markets Fund Institutional Class (a)	398,700	11,386,858
Nationwide Global Financial Services Fund Institutional Class (a)	1,157,630	19,344,003
Nationwide Global Health Sciences Fund Institutional Class (a)	1,064,217	13,813,540
Nationwide Global Natural Resources Fund Institutional Class (a)	321,190	8,212,835
Nationwide Global Technology and Communications Fund Institutional Class (a)	2,335,608	13,476,460
Nationwide Global Utilities Fund Institutional Class (a)	368,632	5,964,462
Nationwide Micro Cap Equity Fund Institutional Class (a)	525,131	10,229,547
Nationwide Market Neutral Fund Institutional Class (a)	346,880	3,336,982
Nationwide U.S. Growth Leaders Long Short Fund Institutional Class (a)	1,076,106	12,848,705

Total Mutual Funds (Cost $89,694,110)		104,350,953

Exchange Traded Funds (10.9%)

	Shares	Value

Equity Fund (7.4%)
iShares Cohen & Steers Realty Majors Index Fund	92,311	8,681,849

Fixed Income Fund (3.5%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	40,797	4,193,932

Total Exchange Traded Funds (Cost $12,497,651)		12,875,781

Total Investments (Cost $102,191,761) (b) — 99.7%		117,226,734
Other assets in excess of liabilities — 0.3%		327,519

NET ASSETS — 100.0%		$117,554,253

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

88 Annual Report 2007

Nationwide Optimal Allocations Fund: Defensive

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Nationwide Optimal Allocations Fund: Defensive was launched on Dec. 15, 2006, and thus was not operational during the entire annual period covered by this report. On a year-to-date basis through Oct. 31, 2007, the Fund (Class A at NAV) returned 7.99% versus 7.23% for its composite benchmark, 35% Standard & Poor’s 500® (S&P 500) Index, 55% Lehman Brothers (LB) U.S. Aggregate Index and 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 415 funds as of Oct. 31, 2007) was 5.95%.

Can you describe the market environment during the reporting period?

While U.S. stocks performed well, a marked increase in volatility occurred during the reporting period. For example, near the end of February, the market stumbled after a sharp sell-off in China’s stock market. Also in February, prominent subprime mortgage lender New Century Financial Corp. reported serious financial difficulties due to delinquent loans. The market trended higher throughout most of the spring, driven by earnings that exceeded investors’ scaled-back expectations and an active mergers-and-acquisitions market. In June, however, long-term interest rates spiked higher, and two Bear Stearns hedge funds with extensive subprime holdings were on the brink of shutting down.

The mortgage and housing markets deteriorated further during the summer, and U.S. stocks sold off sharply from mid-July through mid-August. Conditions in the credit markets worsened so much that the commercial paper market virtually stopped functioning. At that point, the Federal Reserve Board intervened, cutting the discount rate (the rate at which member banks may borrow short-term funds directly from a Federal Reserve Bank) by 0.50%. The Fed’s move triggered a rally that took most stock indexes to near their all-time highs by period end, despite another surge in crude oil prices to roughly $90 per barrel. The Fed also bolstered investors’ confidence by cutting the target federal funds rate (a short-term rate objective of the Fed for the interest rate on overnight loans between banks) in September and October.

International stocks continued to benefit from robust growth abroad. Although economic growth in Europe appeared to be slowing near the end of October 2007, emerging markets continued to expand at a rapid clip. China’s economy was particularly robust, growing by more than 11% during the first three quarters of 2007 and fueling outsized gains in China’s stocks.

The bond market fared moderately well during the reporting period, although rising volatility was in evidence there as well. The yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds), after beginning the period inverted, (creating the abnormal result that short-term yields were higher than longer-term yields), normalized as a result of the Fed’s rate cuts. Overall, Treasury yields declined amid perceptions that the economy was weakening. A flight to quality in the final few months of the period aided less-risky investments such as Treasuries while penalizing high-yield bonds.

The Fund is a diversified “fund of funds” designed to serve as a conservative investor’s total asset allocation solution. Its design was developed by Nationwide Fund Advisors with the assistance of consultant Ibbotson Associates Advisors LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Aberdeen Asset Management, Inc., the Fund’s subadviser, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund, to lower expenses or to actively manage the Fund’s risk-return profile. Since this Fund is relatively new, its lineup of underlying funds did not change during the reporting period. The Nationwide Optimal Allocations Fund: Defensive is currently invested in a set of 13 underlying funds.

2007 Annual Report 89

Nationwide Optimal Allocations Fund: Defensive
Continued

Nationwide Optimal Allocations Fund: Defensive

Performance of Underlying Investments for the 12 Months Ended Oct. 31, 2007

	Target	Year-to-Date
Underlying Investment	Allocation*	Return

iShares Lehman Aggregate Bond Fund	18%	4.47%

iShares Lehman 1-3 Year Treasury Bond Fund	15%	5.22%

iShares Lehman TIPS Bond Fund	15%	7.40%

Oppenheimer International Bond Fund	12%	13.19%

Nationwide Market Neutral Fund	9%	-0.88%

Nationwide U.S. Growth Leaders Long-Short Fund	6%	15.03%

Nationwide Global Financial Services Fund	5%	7.82%

iShares C&S Realty Majors Index Fund	5%	-4.09%

Nationwide Global Health Sciences Fund	4%	15.07%

Nationwide Global Utilities Fund	3%	22.56%

Nationwide Global Natural Resources Fund	3%	36.08%

Credit Suisse Commodity Return Strategy Fund	3%	14.35%

Nationwide Global Technology and Communications Fund	2%	30.25%

*	Fund target allocation ranges are as of Oct. 31, 2007

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

The Oppenheimer International Bond Fund made a strong contribution to overall returns as it gained 16.18% during the period and accounted for approximately 12% of the portfolio. Yields on European bonds generally increased during the period and a steady deterioration in the value of the U.S. dollar enhanced the attractiveness of assets denominated in foreign currencies. Among other strong underlying fund performers, the Nationwide U.S. Growth Leaders Long-Short Fund and the Nationwide Global Natural Resources Fund, with returns of 17.60% and 43.99%, respectively, contributed significantly to the overall returns.

What areas detracted from Fund performance?

The underlying fund that delivered the weakest return was the Nationwide Market Neutral Fund, which lost 2.07%. This Fund is an absolute return product that normally has a low correlation with the broader stock market and tries to produce modest positive returns in both rising and falling markets. That said, the market’s extreme volatility and abrupt reversals hurt the Fund’s results during the reporting period. In addition, the iShares Cohen & Steers Realty Majors Index Fund registered a disappointing return of -0.62% as real estate-related investments fared poorly due to the worsening subprime mortgage loan situation.

What is your outlook for the near term?

Expectations from the Fed are for further slowing in the economy during the next few months, and it remains unclear whether the United States is headed for a recession or merely a mid-cycle slowdown. Investors in

90 Annual Report 2007

the Optimal Allocations Fund: Defensive already have made the decision to place their investment capital in a next-generation fund product offering what we believe is a superior combination of diversification and long-term potential for profit. In our opinion, the best way to make that experience a rewarding one is to give the Fund sufficient time to achieve its objectives.

Subadviser:

Aberdeen Asset Management, Inc.

Portfolio Manager:

William H. Miller

2007 Annual Report 91

Nationwide Optimal Allocations Fund: Defensive
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

			Gross	Net
			Expense	Expense
		Inception[1]	Ratio*	Ratio*

Class A	w/o SC2	7.67%	3.92%	1.29%
	w/SC3	1.48%

Class B	w/o SC2	6.96%	4.62%	1.99%
	w/SC4	1.96%

Class C	w/o SC2	7.03%	4.62%	1.99%
	w/SC5	6.03%

Class R6		7.46%	4.32%	1.69%

Institutional Service Class[6]		8.01%	3.62%	0.99%

Institutional Class[6]		7.90%	3.62%	0.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 15, 2006.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Defensive, the Optimal Allocations Defensive Composite Index (Composite)(a), LB U.S. Aggregate Index(b), S&P 500 Index (S&P 500)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Defensive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the LB U.S. Aggregate Index (60%) and the S&P 500 (40%).

(b)	The LB U.S. Aggregate Index is an unmanaged index of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

(c)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

92 Annual Report 2007

Nationwide Optimal Allocations Fund: Defensive
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Optimal Allocations Fund:			Account Value,	Account Value,	Expenses Paid
Defensive			5/1/07	10/31/07	During Period* [2]

Class A	Actual		$1,000.00	$1,044.00	$2.63
	Hypothetical	[1]	$1,000.00	$1,022.63	$2.60

Class B	Actual		$1,000.00	$1,039.30	$5.65
	Hypothetical	[1]	$1,000.00	$1,019.65	$5.62

Class C	Actual		$1,000.00	$1,040.10	$6.43
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.38

Class R	Actual		$1,000.00	$1,043.10	$3.86
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83

Institutional Service Class	Actual		$1,000.00	$1,046.20	$1.29
	Hypothetical	[1]	$1,000.00	$1,023.94	$1.28

Institutional Class	Actual		$1,000.00	$1,045.20	$1.29
	Hypothetical	[1]	$1,000.00	$1,023.94	$1.28

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Optimal Allocations Fund:	Annualized
Defensive	Expense Ratio* [2]

Class A	0.51%
0.51%

Class B	1.10%
1.10%

Class C	1.25%
1.25%

Class R	0.75%
0.75%

Institutional Service Class	0.25%
0.25%

Institutional Class	0.25%
0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 93

Nationwide Optimal Allocations Fund: Defensive
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	51.6%
Exchange Traded Funds	47.7%
Other Assets in excess of liabilities	0.7%

100.0%

Top Industries

Fixed Income Funds	55.7%
Equity Funds	38.8%
Money Market Funds	4.8%
Other	0.7%

100.0%

Top Holdings

iShares Lehman Aggregate Bond Fund	16.3%
iShares Lehman 1-3 Year Treasury Bond Fund	13.8%
iShares Lehman Tips Index	13.5%
Oppenheimer International Bond Fund Class Y	12.1%
Nationwide Market Neutral Fund Fund Institutional Class	8.7%
Nationwide US Growth Leaders Long Short Fund Institutional Class	6.1%
AIM Liquid Assets Portfolio, 5.02%, 04/01/42	4.8%
Nationwide Global Financial Services Fund Institutional Class	4.7%
iShares Cohen & Steers Realty Majors Index Fund	4.1%
Nationwide Global Health Sciences Fund Institutional Class	4.0%
Other	11.9%

100.0%

94 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Optimal Allocations Fund: Defensive

Mutual Funds (51.6%)

	Shares	Value

Equity Funds (34.7%)
Credit Suisse Commodity Return Strategy Fund	6,516	$79,240
Nationwide Global Financial Services Fund Institutional Class (a)	7,516	125,591
Nationwide Global Health Sciences Fund Institutional Class (a)	8,166	105,994
Nationwide Global Natural Resources Fund Institutional Class (a)	3,169	81,039
Nationwide Global Technology and Communications Fund Institutional Class (a)	9,779	56,426
Nationwide Global Utilities Fund Institutional Class (a)	5,092	82,395
Nationwide Market Neutral Fund Institutional Class (a)	23,951	230,413
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class (a)	13,513	161,344

		922,442

Fixed Income Fund (12.1%)
Oppenheimer International Bond Fund Class Y	48,875	321,112

Money Market Fund (4.8%)
AIM Liquid Assets Portfolio	129,017	129,017

Total Mutual Funds (Cost $1,280,839)		1,372,571

Exchange Traded Funds (47.7%)

	Shares	Value

Equity Fund (4.1%)
iShares Cohen & Steers Realty Majors Index Fund	1,173	110,321

Fixed Income Funds (43.6%)
iShares Lehman Aggregate Bond Fund	4,324	435,038
iShares Lehman 1-3 Year Treasury Bond Fund	4,502	366,238
iShares Lehman US Treasury Inflation Protected Securities Fund	3,492	358,977

		1,160,253

Total Exchange Traded Funds — (Cost $1,261,727)		1,270,574
Total Investments (Cost $2,542,566) (b) — 99.3%		2,643,145
Other assets in excess of liabilities — 0.7%		19,012

NET ASSETS — 100.0%		$2,662,157

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 95

Statements of Assets and Liabilities
October 31, 2007

	Nationwide Optimal	Nationwide Optimal
	Allocations Fund:	Allocations Fund:
	Growth	Moderate

Assets:
Investments, at value (Cost $3,857,570; $18,194,178; $11,981,580; $17,782,047 and $1,464,860)	$3,983,768	$22,274,666
Investments in affiliates, at value (Cost $13,257,621; $22,184,007; $25,488,247; $84,409,714 and $1,077,706)	15,442,626	22,085,653

Total Investments	19,426,394	44,360,319

Cash	978	1,126
Receivable for capital shares issued	88,824	93,970
Receivable for investments sold	–	–
Receivable from adviser	7,840	9,079
Prepaid expenses and other assets	18,379	22,522

Total Assets	19,542,415	44,487,016

Liabilities:
Payable for investments purchased	52,644	19,165
Payable for capital shares redeemed	28,401	60,058
Accrued expenses and other payables:
Distribution fees	11,576	30,075
Administrative servicing fees	561	1,782
Trustee fees	29	79
Compliance program costs (Note 3)	239	650
Custodian fees	76	178
Other	7,727	10,111

Total Liabilities	101,253	122,098

Net Assets	$19,441,162	$44,364,918

Represented by:
Capital	$16,334,331	$38,486,966
Accumulated net investment income (loss)	6,471	73,591
Accumulated net realized gains on investment transactions	789,157	1,822,227
Net unrealized appreciation on investments	2,311,203	3,982,134

Net Assets	$19,441,162	$44,364,918

Net Assets:
Class A Shares	$6,158,670	$11,248,259
Class B Shares	1,660,147	3,434,599
Class C Shares	11,332,478	29,557,476
Class R Shares	286,897	121,851
Institutional Service Class Shares	1,654	1,491
Institutional Class Shares	1,316	1,242

Total	$19,441,162	$44,364,918

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide Optimal	Nationwide Optimal	Nationwide Optimal
	Allocations Fund:	Allocations Fund:	Allocations Fund:
	Moderate Growth	Specialty	Defensive

Assets:
Investments, at value (Cost $3,857,570; $18,194,178; $11,981,580; $17,782,047 and $1,464,860)	$14,079,073	$18,613,342	$1,799,943
Investments in affiliates, at value (Cost $13,257,621; $22,184,007; $25,488,247; $84,409,714 and $1,077,706)	28,249,859	98,613,392	843,202

Total Investments	42,328,932	117,226,734	2,643,145

Cash	2,980	310,642	38,822
Receivable for capital shares issued	195,573	231,277	13,196
Receivable for investments sold	21,727	3	–
Receivable from adviser	9,051	9,546	17,582
Prepaid expenses and other assets	35,208	30,358	564

Total Assets	42,593,471	117,808,560	2,713,309

Liabilities:
Payable for investments purchased	–	–	48,822
Payable for capital shares redeemed	56,628	155,632	–
Accrued expenses and other payables:
Distribution fees	24,836	70,625	763
Administrative servicing fees	1,500	5,653	42
Trustee fees	68	175	4
Compliance program costs (Note 3)	560	1,402	29
Custodian fees	165	475	97
Other	10,451	20,345	1,395

Total Liabilities	94,208	254,307	51,152

Net Assets	$42,499,263	$117,554,253	$2,662,157

Represented by:
Capital	$35,608,090	$96,546,641	$2,548,234
Accumulated net investment income (loss)	42,763	38,380	9,250
Accumulated net realized gains on investment transactions	1,989,305	5,934,259	4,094
Net unrealized appreciation on investments	4,859,105	15,034,973	100,579

Net Assets	$42,499,263	$117,554,253	$2,662,157

Net Assets:
Class A Shares	$15,798,666	$42,187,516	$893,489
Class B Shares	4,436,645	7,561,279	188,886
Class C Shares	22,259,500	67,323,040	498,485
Class R Shares	1,567	479,324	1,075
Institutional Service Class Shares	1,595	1,747	1,080
Institutional Class Shares	1,290	1,347	1,079,142

Total	$42,499,263	$117,554,253	$2,662,157

See Accompanying Notes to Financial Statements.

96 Annual Report 2007

Statements of Assets and Liabilities (Continued)

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund:		Allocations Fund:
	Growth		Moderate

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	431,925		862,990
Class B Shares	118,900		267,357
Class C Shares	812,105		2,299,332
Class R Shares	20,337		9,390
Institutional Service Class Shares	116		114
Institutional Class Shares	92		95

Total	1,383,475		3,439,278

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$14.26		$13.03
Class B Shares (a)	$13.96		$12.84
Class C Shares (b)	$13.95		$12.85
Class R Shares	$14.11		$12.97
Institutional Service Class Shares	$14.28	(c)	$13.02	(c)
Institutional Class Shares	$14.31	(c)	$13.03	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.13		$13.82

Maximum Sales Charge:
Class A Shares	5.75%		5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide Optimal		Nationwide Optimal		Nationwide Optimal
	Allocations Fund:		Allocations Fund:		Allocations Fund:
	Moderate Growth		Specialty		Defensive

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,141,587		2,745,395		85,017
Class B Shares	324,050		500,296		18,044
Class C Shares	1,626,985		4,457,623		47,571
Class R Shares	114		31,279		102
Institutional Service Class Shares	115		113		103
Institutional Class Shares	92		87		102,571

Total	3,092,943		7,734,793		253,408

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.84		$15.37		$10.51
Class B Shares (a)	$13.69		$15.11		$10.47
Class C Shares (b)	$13.68		$15.10		$10.48
Class R Shares	$13.79	(c)	$15.32		$10.50	(c)
Institutional Service Class Shares	$13.86	(c)	$15.43	(c)	$10.53	(c)
Institutional Class Shares	$13.88	(c)	$15.45	(c)	$10.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.68		$16.31		$11.15

Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at October 31, 2007.

See Accompanying Notes to Financial Statements.

2007 Annual Report 97

Statements of Operations
For the Year Ended October 31, 2007

	Nationwide Optimal	Nationwide Optimal
	Allocations Fund:	Allocations Fund:
	Growth	Moderate

INVESTMENT INCOME:
Dividend income from affiliates	$81,836	$373,185
Dividend income	97,283	611,051

Total Income	179,119	984,236

Expenses:
Investment advisory fees	23,135	58,531
Accounting and transfer agent fees	21,391	43,336
Distribution fees Class A	12,770	25,915
Distribution fees Class B	11,927	31,963
Distribution fees Class C	89,225	253,710
Distribution fees Class R	955	412
Administrative servicing fees Class A	799	1,238
Administrative servicing fees Class R	129	55
Registration and filing fees	64,133	67,409
Trustee fees	668	1,702
Compliance program costs (Note 3)	325	699
Custodian fees	196	2,808
Legal fees	937	2,366
Other	10,117	12,174

Total expenses before reimbursed/waived expenses	236,707	502,318
Earnings credit (Note 4)	(98)	(1,132)
Expenses reimbursed	(83,991)	(97,947)
Expenses voluntarily waived by Administrator	(137)	(351)

Net Expenses	152,481	402,888

Net Investment Income	26,638	581,348

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Realized gains on investment transactions	64,896	78,150
Realized gain distributions from underlying affiliated funds	452,455	637,682
Realized gain distributions from underlying non-affiliated funds	50	5,706
Realized gains on investment transactions with affiliates	621,374	1,588,950

Net realized gains on investments	1,138,775	2,310,488
Change in unrealized appreciation on investments	1,691,325	2,454,243

Net realized/unrealized gains on investments	2,830,100	4,764,731

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,856,738	$5,346,079

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide Optimal	Nationwide Optimal	Nationwide Optimal
	Allocations Fund:	Allocations Fund:	Allocations Fund:
	Moderate Growth	Specialty	Defensive

INVESTMENT INCOME:
Dividend income from affiliates	$281,716	$625,688	$16,520
Dividend income	367,119	553,541	43,681

Total Income	648,835	1,179,229	60,201

Expenses:
Investment advisory fees	54,697	142,936	2,568
Accounting and transfer agent fees	39,699	96,934	4,800
Distribution fees Class A	35,635	90,639	1,266
Distribution fees Class B	36,797	58,434	730
Distribution fees Class C	185,267	529,864	2,367
Distribution fees Class R	8	984	3
Administrative servicing fees Class A	1,699	3,337	40
Administrative servicing fees Class R	3	105	1
Registration and filing fees	65,796	68,704	16,770
Trustee fees	1,589	4,094	70
Compliance program costs (Note 3)	639	1,556	34
Custodian fees	5,064	2,040	1,941
Legal fees	2,224	5,817	21,161
Other	14,096	27,413	4,717

Total expenses before reimbursed/waived expenses	443,213	1,032,857	56,468
Earnings credit (Note 4)	(1,100)	(1,020)	(303)
Expenses reimbursed	(97,389)	(126,363)	(47,464)
Expenses voluntarily waived by Administrator	(333)	(839)	(13)

Net Expenses	344,391	904,635	8,688

Net Investment Income	304,444	274,594	51,513

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Realized gains on investment transactions	38,686	541,215	326
Realized gain distributions from underlying affiliated funds	805,663	3,824,323	6,206
Realized gain distributions from underlying non-affiliated funds	2,791	372	229
Realized gains on investment transactions with affiliates	1,769,325	3,772,843	2,471

Net realized gains on investments	2,616,465	8,138,753	9,231
Change in unrealized appreciation on investments	3,329,803	10,014,925	100,579

Net realized/unrealized gains on investments	5,946,268	18,153,678	109,810

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,250,712	$18,428,272	$161,323

See Accompanying Notes to Financial Statements.

98 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund: Growth		Allocations Fund: Moderate
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$26,638	$(15,156)	$581,348	$341,790
Net realized gains on investment transactions	1,138,775	649,712	2,310,488	908,329
Net change in unrealized appreciation on investments	1,691,325	449,195	2,454,243	1,409,027

Change in net assets resulting from operations	2,856,738	1,083,751	5,346,079	2,659,146

Distributions to Shareholders From:
Net investment income:
Class A	(130,065)	(111,247)	(315,235)	(320,586)
Class B	(20,270)	(15,320)	(78,888)	(73,901)
Class C	(187,166)	(91,935)	(602,151)	(342,808)
Class R	(5,070)	(62)	(1,140)	(53)
Institutional Service Class	(41)	(62)	(45)	(56)
Institutional Class	(32)	(62,290)	(37)	(39,338)
Net realized gains:
Class A	(135,539)	(29,636)	(142,231)	(61,019)
Class B	(23,403)	(4,201)	(41,836)	(17,765)
Class C	(216,661)	(25,404)	(305,270)	(71,809)
Class R	(5,227)	(17)	(19)	(12)
Institutional Service Class	(40)	(16)	(19)	(12)
Institutional Class	(32)	(16,459)	(16)	(11,572)

Change in net assets from shareholder distributions	(723,546)	(356,649)	(1,486,887)	(938,931)

Change in net assets from capital transactions	5,937,908	6,775,878	9,047,606	15,086,201

Change in net assets	8,071,100	7,502,980	12,906,798	16,806,416

Net Assets:
Beginning of period	11,370,062	3,867,082	31,458,120	14,651,704

End of period	$19,441,162	$11,370,062	$44,364,918	$31,458,120

Accumulated net investment income at end of period	$6,471	$–	$73,591	$46,637

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,088,722	$3,609,066	$4,715,854	$7,674,464
Dividends reinvested	105,298	62,681	239,030	236,280
Cost of shares redeemed (a)	(1,716,329)	(948,056)	(4,517,893)	(3,284,154)

Total Class A	1,477,691	2,723,691	436,991	4,626,590

Class B Shares
Proceeds from shares issued	867,101	563,260	1,091,379	1,482,320
Dividends reinvested	32,461	7,149	66,498	42,544
Cost of shares redeemed (a)	(139,896)	(80,954)	(655,676)	(315,800)

Total Class B	759,666	489,455	502,201	1,209,064

See Accompanying Notes to Financial Statements.

2007 Annual Report 99

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund: Growth		Allocations Fund: Moderate
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$5,199,146	$5,295,529	$13,952,708	$13,651,149
Dividends reinvested	143,908	26,675	189,395	90,936
Cost of shares redeemed (a)	(1,902,007)	(579,852)	(6,143,783)	(3,342,043)

Total Class C	3,441,047	4,742,352	7,998,320	10,400,042

Class R Shares
Proceeds from shares issued	260,600	200	110,021	200
Dividends reinvested	79	77	55	64
Cost of shares redeemed (a)	(1,320)	(202)	(99)	(201)

Total Class R	259,359	75	109,977	63

Institutional Service Class Shares
Dividends reinvested	81	78	64	68

Total Institutional Service Class	81	78	64	68

Institutional Class Shares
Proceeds from shares issued	–	1,002	–	992
Dividends reinvested	64	78,749	53	50,910
Cost of shares redeemed(a)	–	(1,259,524)	–	(1,201,528)

Total Institutional Class	64	(1,179,773)	53	(1,149,626)

Change in net assets from capital transactions:	$5,937,908	$6,775,878	$9,047,606	$15,086,201

SHARE TRANSACTIONS:
Class A Shares
Issued	239,316	304,491	389,253	677,111
Reinvested	8,501	5,557	19,982	21,313
Redeemed	(135,503)	(78,494)	(372,832)	(287,949)

Total Class A Shares	112,314	231,554	36,403	410,475

Class B Shares
Issued	69,144	47,527	91,011	132,552
Reinvested	2,669	640	5,636	3,890
Redeemed	(10,960)	(6,955)	(53,826)	(28,097)

Total Class B Shares	60,853	41,212	42,821	108,345

Class C Shares
Issued	408,793	451,935	1,168,275	1,215,654
Reinvested	11,834	2,388	16,039	8,283
Redeemed	(148,722)	(49,294)	(508,368)	(299,933)

Total Class C Shares	271,905	405,029	675,946	924,004

See Accompanying Notes to Financial Statements.

100 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund: Growth		Allocations Fund: Moderate
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	20,322	17	9,285	18
Reinvested	6	7	5	6
Redeemed	(101)	(17)	(8)	(18)

Total Class R Shares	20,227	7	9,282	6

Institutional Service Class Shares
Reinvested	7	7	5	6

Total Institutional Service Class Shares	7	7	5	6

Institutional Class Shares
Issued	–	87	–	90
Reinvested	5	6,981	4	4,628
Redeemed	–	(109,336)	–	(107,664)

Total Institutional Class Shares	5	(102,268)	4	(102,946)

Total change in shares:	465,311	575,541	764,461	1,339,890

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

2007 Annual Report 101

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund:		Allocations Fund:
	Moderate Growth		Specialty
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$304,444	$130,931	$274,594	$1,825
Net realized gains on investment transactions	2,616,465	1,032,699	8,138,753	1,509,303
Net change in unrealized appreciation on investments	3,329,803	1,318,442	10,014,925	4,346,195

Change in net assets resulting from operations	6,250,712	2,482,072	18,428,272	5,857,323

Distributions to Shareholders From:
Net investment income:
Class A	(389,469)	(244,023)	(969,977)	(259,297)
Class B	(81,081)	(66,154)	(139,807)	(44,457)
Class C	(393,279)	(240,170)	(1,301,895)	(431,931)
Class R	(34)	(57)	(2,942)	(89)
Institutional Service Class	(44)	(60)	(51)	(51)
Institutional Class	(35)	(51,323)	(40)	(49,083)
Net realized gains:
Class A	(236,653)	(58,581)	(285,379)	(67,018)
Class B	(59,863)	(19,360)	(44,807)	(12,662)
Class C	(290,155)	(68,242)	(418,052)	(122,959)
Class R	(25)	(16)	(852)	(13)
Institutional Service Class	(25)	(16)	(15)	(13)
Institutional Class	(20)	(15,737)	(11)	(13,203)

Change in net assets from shareholder distributions	(1,450,683)	(763,739)	(3,163,828)	(1,000,776)

Change in net assets from capital transactions	8,248,232	18,371,052	38,950,753	41,976,799

Change in net assets	13,048,261	20,089,385	54,215,197	46,833,346

Net Assets:
Beginning of period	29,451,002	9,361,617	63,339,056	16,505,710

End of period	$42,499,263	$29,451,002	$117,554,253	$63,339,056

Accumulated net investment income at end of period	$42,763	$10,082	$38,380	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,341,764	$8,484,493	$25,699,356	$20,524,625
Dividends reinvested	394,894	169,680	545,452	107,523
Cost of shares redeemed (a)	(6,355,228)	(1,217,903)	(14,267,169)	(3,233,258)

Total Class A	2,381,430	7,436,270	11,977,639	17,398,890

Class B Shares
Proceeds from shares issued	1,267,956	1,918,673	3,143,579	2,589,951
Dividends reinvested	76,285	38,200	51,530	12,195
Cost of shares redeemed (a)	(412,442)	(311,474)	(291,037)	(147,688)

Total Class B	931,799	1,645,399	2,904,072	2,454,458

See Accompanying Notes to Financial Statements.

102 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund:		Allocations Fund:
	Moderate Growth		Specialty
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$9,772,247	$13,410,388	$30,127,046	$25,319,433
Dividends reinvested	178,385	75,871	315,692	93,514
Cost of shares redeemed (a)	(5,015,812)	(3,027,115)	(6,722,019)	(2,128,410)

Total Class C	4,934,820	10,459,144	23,720,719	23,284,537

Class R Shares
Proceeds from shares issued	75	200	363,870	102,337
Dividends reinvested	59	73	61	62
Cost of shares redeemed (a)	(75)	(202)	(15,725)	(26,486)

Total Class R	59	71	348,206	75,913

Institutional Service Class Shares
Dividends reinvested	69	76	66	64

Total Institutional Service Class	69	76	66	64

Institutional Class Shares
Proceeds from shares issued	–	991	–	1,000
Dividends reinvested	55	67,059	51	62,286
Cost of shares redeemed (a)	–	(1,237,958)	–	(1,300,349)

Total Institutional Class	55	(1,169,908)	51	1,237,063

Change in net assets from capital transactions:	$8,248,232	$18,371,052	$38,950,753	$41,976,799

SHARE TRANSACTIONS:
Class A Shares
Issued	664,556	728,211	1,877,011	1,650,793
Reinvested	32,102	15,126	41,275	9,233
Redeemed	(499,000)	(104,371)	(1,017,470)	(260,531)

Total Class A Shares	197,658	638,966	900,816	1,399,495

Class B Shares
Issued	101,651	165,938	233,077	209,697
Reinvested	6,276	3,437	3,952	1,055
Redeemed	(32,904)	(26,450)	(21,113)	(12,056)

Total Class B Shares	75,023	142,925	215,916	198,696

Class C Shares
Issued	781,918	1,161,596	2,229,435	2,056,788
Reinvested	14,701	6,830	24,228	8,096
Redeemed	(401,403)	(260,093)	(491,428)	(172,734)

Total Class C Shares	395,216	908,333	1,762,235	1,892,150

Class R Shares
Issued	6	18	26,482	7,962
Reinvested	5	6	5	5
Redeemed	(6)	(17)	(1,102)	(2,176)

Total Class R Shares	5	7	25,385	5,791

See Accompanying Notes to Financial Statements.

2007 Annual Report 103

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal		Nationwide Optimal
	Allocations Fund:		Allocations Fund:
	Moderate Growth		Specialty
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Reinvested	6	6	5	5

Total Institutional Service Class Shares	6	6	5	5

Institutional Class Shares
Issued	–	88	–	83
Reinvested	4	5,998	4	5,342
Redeemed	–	(108,784)	–	(108,182)

Total Institutional Class Shares	4	(102,698)	4	(102,757)

Total change in shares:	667,912	1,587,539	2,904,361	3,393,380

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

104 Annual Report 2007

Statement of Changes in Net Assets

Nationwide Optimal
Allocations Fund:
Defensive
Period Ended
October 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$51,513
Net realized gains on investment transactions	9,231
Net change in unrealized appreciation on investments	100,579

Change in net assets resulting from operations	161,323

Distributions to Shareholders From:
Net investment income:
Class A	(14,477)
Class B	(1,960)
Class C	(6,192)
Class R	(24)
Institutional Service Class	(26)
Institutional Class	(25,883)

Change in net assets from shareholder distributions	(48,562)

Change in net assets from capital transactions	2,549,396

Change in net assets	2,662,157

Net Assets:
Beginning of period	–

End of period	$2,662,157

Accumulated net investment income at end of period	$9,250

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$863,835
Dividends reinvested	13,383
Cost of shares redeemed (b)	(19,319)

Total Class A	857,899

Class B Shares
Proceeds from shares issued	182,119
Dividends reinvested	1,427
Cost of shares redeemed (b)	(1,137)

Total Class B	182,409

Class C Shares
Proceeds from shares issued	480,842
Dividends reinvested	321
Cost of shares redeemed (b)	(8)

Total Class C	481,155

See Accompanying Notes to Financial Statements.

2007 Annual Report 105

Statement of Changes in Net Assets (Continued)

Nationwide Optimal
Allocations Fund:
Defensive
Period Ended
October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$1,000
Dividends reinvested	24

Total Class R	1,024

Institutional Service Class Shares
Proceeds from shares issued	1,000
Dividends reinvested	26

Total Institutional Service Class	1,026

Institutional Class Shares
Proceeds from shares issued	1,000,000
Dividends reinvested	25,883

Total Institutional Class	1,025,883

Change in net assets from capital transactions:	$2,549,396

SHARE TRANSACTIONS:
Class A Shares
Issued	85,563
Reinvested	1,322
Redeemed	(1,868)

Total Class A Shares	85,017

Class B Shares
Issued	18,015
Reinvested	141
Redeemed	(112)

Total Class B Shares	18,044

Class C Shares
Issued	47,540
Reinvested	32
Redeemed	(1)

Total Class C Shares	47,571

See Accompanying Notes to Financial Statements.

106 Annual Report 2007

Statement of Changes in Net Assets (Continued)

Nationwide Optimal
Allocations Fund:
Defensive
Period Ended
October 31, 2007 (a)

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	100
Reinvested	2

Total Class R Shares	102

Institutional Service Class Shares
Issued	100
Reinvested	3

Total Institutional Service Class Shares	103

Institutional Class Shares
Issued	100,000
Reinvested	2,571

Total Institutional Class Shares	102,571

Total change in shares:	253,408

(a)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

(b)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

2007 Annual Report 107

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Growth

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	– (h)	0.09	0.09	–
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94	(0.60)
Year Ended October 31, 2007 (g)	$12.51	0.09	2.38	2.47	(0.35)
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	(0.03)	0.07	0.04	–
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84	(0.59)
Year Ended October 31, 2007 (g)	$12.32	(0.01)	2.34	2.33	(0.32)
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	(0.03)	0.07	0.04	–
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)
Year Ended October 31, 2006	$11.22	0.37	1.46	1.83	(0.58)
Year Ended October 31, 2007 (g)	$12.31	(0.01)	2.34	2.33	(0.32)
Class R Shares
Period Ended October 31, 2004 (f)	$10.00	(0.01)	0.07	0.06	–
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46	(0.21)
Year Ended October 31, 2006	$11.31	0.03	1.86	1.89	(0.60)
Year Ended October 31, 2007 (g)	$12.44	0.06	2.33	2.39	(0.35)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004 (f)	–	–	$10.09	0.90%	$4	0.56%
Year Ended October 31, 2005	–	(0.24)	$11.33	14.87%	$998	0.53%
Year Ended October 31, 2006	(0.16)	(0.76)	$12.51	17.79%	$3,999	0.51%
Year Ended October 31, 2007 (g)	(0.37)	(0.72)	$14.26	20.67%	$6,159	0.50%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	$10.04	0.40%	$1	1.25%
Year Ended October 31, 2005	–	(0.20)	$11.23	14.07%	$189	1.25%
Year Ended October 31, 2006	(0.16)	(0.75)	$12.32	16.94%	$715	1.25%
Year Ended October 31, 2007 (g)	(0.37)	(0.69)	$13.96	19.74%	$1,660	1.23%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	$10.04	0.40%	$1	1.25%
Year Ended October 31, 2005	–	(0.21)	$11.22	14.07%	$1,517	1.25%
Year Ended October 31, 2006	(0.16)	(0.74)	$12.31	16.91%	$6,652	1.25%
Year Ended October 31, 2007 (g)	(0.37)	(0.69)	$13.95	19.74%	$11,332	1.24%
Class R Shares
Period Ended October 31, 2004 (f)	–	–	$10.06	0.50%	$1	0.85%
Year Ended October 31, 2005	–	(0.21)	$11.31	14.70%	$1	0.80%
Year Ended October 31, 2006	(0.16)	(0.76)	$12.44	17.43%	$1	0.74%
Year Ended October 31, 2007 (g)	(0.37)	(0.72)	$14.11	20.13%	$287	0.78%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	(0.27%	)	13.04%	(12.75%	)	7.82%
Year Ended October 31, 2005	0.41%		3.91%	(2.97%	)	31.16%
Year Ended October 31, 2006	0.17%		1.32%	(0.64%	)	47.77%
Year Ended October 31, 2007 (g)	0.66%		1.05%	0.11%		48.43%
Class B Shares
Period Ended October 31, 2004 (f)	(0.85%	)	13.48%	(13.08%	)	7.82%
Year Ended October 31, 2005	0.68%		5.11%	(3.18%	)	31.16%
Year Ended October 31, 2006	(0.50%	)	2.06%	(1.31%	)	47.77%
Year Ended October 31, 2007 (g)	(0.06%	)	1.79%	(0.61%	)	48.43%
Class C Shares
Period Ended October 31, 2004 (f)	(0.85%	)	13.48%	(13.08%	)	7.82%
Year Ended October 31, 2005	(0.71%	)	4.35%	(3.82%	)	31.16%
Year Ended October 31, 2006	(0.51%	)	2.05%	(1.31%	)	47.77%
Year Ended October 31, 2007 (g)	(0.08%	)	1.78%	(0.63%	)	48.43%
Class R Shares
Period Ended October 31, 2004 (f)	(0.45%	)	13.07%	(12.67%	)	7.82%
Year Ended October 31, 2005	1.80%		5.55%	(2.94%	)	31.16%
Year Ended October 31, 2006	(0.06%	)	1.47%	(0.79%	)	47.77%
Year Ended October 31, 2007 (g)	0.46%		1.34%	(0.10%	)	48.43%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

108 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Growth (Continued)

		Investment Activities				Distributions

				Net Realized
	Net Asset	Net		and	Total
	Value,	Investment		Unrealized	from	Net
	Beginning	Income		Gains on	Investment	Investment
	of Period	(Loss)		Investments	Activities	Income

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	–	(h)	0.07	0.07	–
Year Ended October 31, 2005	$10.07	0.24		1.28	1.52	(0.25)
Year Ended October 31, 2006	$11.34	0.07		1.88	1.95	(0.61)
Year Ended October 31, 2007 (g)	$12.52	0.11		2.39	2.50	(0.37)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	–	(h)	0.08	0.08	–
Year Ended October 31, 2005	$10.08	0.25		1.27	1.52	(0.25)
Year Ended October 31, 2006 (g)	$11.35	0.04		1.93	1.97	(0.61)
Year Ended October 31, 2007 (g)	$12.55	0.11		2.39	2.50	(0.37)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.07	0.80%	$1	0.40%
Year Ended October 31, 2005	–	(0.25)	$11.34	15.10%	$1	0.30%
Year Ended October 31, 2006	(0.16)	(0.77)	$12.52	17.91%	$1	0.35%
Year Ended October 31, 2007 (g)	(0.37)	(0.74)	$14.28	20.89%	$2	0.24%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.08	0.80%	$1,008	0.25%
Year Ended October 31, 2005	–	(0.25)	$11.35	15.25%	$1,160	0.25%
Year Ended October 31, 2006 (g)	(0.16)	(0.77)	$12.55	18.11%	$1	0.25%
Year Ended October 31, 2007 (g)	(0.37)	(0.74)	$14.31	20.84%	$1	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	0.00%		12.62%	(12.22%	)	7.82%
Year Ended October 31, 2005	2.30%		5.78%	(3.15%	)	31.16%
Year Ended October 31, 2006	(0.28%	)	1.51%	(0.88%	)	47.77%
Year Ended October 31, 2007 (g)	0.88%		0.82%	0.30%		48.43%
Institutional Class Shares
Period Ended October 31, 2004 (f)	0.15%		12.47%	(12.07%	)	7.82%
Year Ended October 31, 2005	2.35%		4.36%	(1.76%	)	31.16%
Year Ended October 31, 2006 (g)	0.33%		1.34%	(0.75%	)	47.77%
Year Ended October 31, 2007 (g)	0.82%		0.95%	0.12%		48.43%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

2007 Annual Report 109

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Moderate

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	0.04	0.28	0.32	–
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43	(0.51)
Year Ended October 31, 2007 (g)	$11.85	0.25	1.49	1.74	(0.38)
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.24	0.25	–
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33	(0.44)
Year Ended October 31, 2007 (g)	$11.71	0.16	1.46	1.62	(0.31)
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.24	0.25	–
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34	(0.44)
Year Ended October 31, 2007 (g)	$11.72	0.16	1.46	1.62	(0.31)
Class R Shares
Period Ended October 31, 2004 (f)	$10.00	0.03	0.24	0.27	–
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40	(0.51)
Year Ended October 31, 2007 (g)	$11.80	0.21	1.46	1.67	(0.32)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004 (f)	–	–	$10.32	3.20%	$1	0.56%
Year Ended October 31, 2005	(0.01)	(0.33)	$11.04	10.41%	$4,595	0.52%
Year Ended October 31, 2006	(0.11)	(0.62)	$11.85	13.38%	$9,797	0.52%
Year Ended October 31, 2007 (g)	(0.18)	(0.56)	$13.03	15.11%	$11,248	0.49%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	$10.25	2.60%	$1	1.25%
Year Ended October 31, 2005	(0.01)	(0.26)	$10.93	9.13%	$1,269	1.25%
Year Ended October 31, 2006	(0.11)	(0.55)	$11.71	12.59%	$2,630	1.25%
Year Ended October 31, 2007 (g)	(0.18)	(0.49)	$12.84	14.24%	$3,435	1.23%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	$10.25	2.60%	$1	1.25%
Year Ended October 31, 2005	(0.01)	(0.29)	$10.93	9.50%	$7,648	1.25%
Year Ended October 31, 2006	(0.11)	(0.55)	$11.72	12.59%	$19,027	1.25%
Year Ended October 31, 2007 (g)	(0.18)	(0.49)	$12.85	14.24%	$29,557	1.23%
Class R Shares
Period Ended October 31, 2004 (f)	–	–	$10.27	2.70%	$1	0.85%
Year Ended October 31, 2005	(0.01)	(0.26)	$11.02	9.94%	$1	0.81%
Year Ended October 31, 2006	(0.11)	(0.62)	$11.80	13.15%	$1	0.72%
Year Ended October 31, 2007 (g)	(0.18)	(0.50)	$12.97	14.58%	$122	0.78%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	1.06%	12.40%	(10.78%	)	7.57%
Year Ended October 31, 2005	1.73%	1.88%	0.38%		61.59%
Year Ended October 31, 2006	1.87%	0.79%	1.60%		34.82%
Year Ended October 31, 2007 (g)	2.02%	0.75%	1.77%		70.87%
Class B Shares
Period Ended October 31, 2004 (f)	0.37%	13.50%	(11.88%	)	7.57%
Year Ended October 31, 2005	0.65%	2.70%	(0.80%	)	61.59%
Year Ended October 31, 2006	1.20%	1.54%	0.93%		34.82%
Year Ended October 31, 2007 (g)	1.29%	1.49%	1.03%		70.87%
Class C Shares
Period Ended October 31, 2004 (f)	0.37%	13.50%	(11.88%	)	7.57%
Year Ended October 31, 2005	0.72%	2.51%	(0.54%	)	61.59%
Year Ended October 31, 2006	1.25%	1.54%	0.97%		34.82%
Year Ended October 31, 2007 (g)	1.30%	1.49%	1.04%		70.87%
Class R Shares
Period Ended October 31, 2004 (f)	0.77%	12.85%	(11.23%	)	7.57%
Year Ended October 31, 2005	2.35%	3.85%	(0.37%	)	61.59%
Year Ended October 31, 2006	1.63%	0.75%	1.60%		34.82%
Year Ended October 31, 2007 (g)	1.75%	1.05%	1.47%		70.87%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

110 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Moderate (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.04	0.26	0.30	–
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)
Year Ended October 31, 2007 (g)	$11.84	0.27	1.49	1.76	(0.40)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.05	0.25	0.30	–
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)
Year Ended October 31, 2006 (g)	$11.04	0.18	1.29	1.47	(0.54)
Year Ended October 31, 2007 (g)	$11.86	0.26	1.49	1.75	(0.40)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.30	3.00%	$1	0.40%
Year Ended October 31, 2005	(0.01)	(0.32)	$11.04	10.39%	$1	0.34%
Year Ended October 31, 2006	(0.11)	(0.65)	$11.84	13.64%	$1	0.33%
Year Ended October 31, 2007 (g)	(0.18)	(0.58)	$13.02	15.35%	$1	0.25%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.30	3.00%	$1,030	0.25%
Year Ended October 31, 2005	(0.01)	(0.33)	$11.04	10.54%	$1,138	0.25%
Year Ended October 31, 2006 (g)	(0.11)	(0.65)	$11.86	13.74%	$1	0.25%
Year Ended October 31, 2007 (g)	(0.18)	(0.58)	$13.03	15.24%	$1	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	1.22%	12.23%	(10.61%	)	7.57%
Year Ended October 31, 2005	2.83%	3.93%	(0.76%	)	61.59%
Year Ended October 31, 2006	1.99%	0.85%	1.47%		34.82%
Year Ended October 31, 2007 (g)	2.22%	0.60%	1.87%		70.87%
Institutional Class Shares
Period Ended October 31, 2004 (f)	1.37%	12.08%	(10.46%	)	7.57%
Year Ended October 31, 2005	2.90%	2.94%	0.20%		61.59%
Year Ended October 31, 2006 (g)	1.58%	0.58%	1.25%		34.82%
Year Ended October 31, 2007 (g)	2.15%	0.63%	1.77%		70.87%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 111

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Moderate Growth

		Investment Activities				Distributions

				Net Realized
	Net Asset			and	Total
	Value,	Net		Unrealized	from	Net
	Beginning	Investment		Gains on	Investment	Investment
	of Period	Income		Investments	Activities	Income

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	0.02		0.20	0.22	–
Year Ended October 31, 2005	$10.22	0.23		1.04	1.27	(0.28)
Year Ended October 31, 2006	$11.21	0.39		1.32	1.71	(0.56)
Year Ended October 31, 2007 (g)	$12.21	0.16		2.07	2.23	(0.37)
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	–(	h)	0.17	0.17	–
Year Ended October 31, 2005	$10.17	0.18		1.04	1.22	(0.23)
Year Ended October 31, 2006	$11.16	0.27		1.33	1.60	(0.50)
Year Ended October 31, 2007 (g)	$12.11	0.07		2.04	2.11	(0.30)
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	–(	h)	0.17	0.17	–
Year Ended October 31, 2005	$10.17	0.18		1.02	1.20	(0.23)
Year Ended October 31, 2006	$11.14	0.34		1.27	1.61	(0.50)
Year Ended October 31, 2007 (g)	$12.10	0.07		2.04	2.11	(0.30)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004 (f)	–	–	$10.22	2.10%	$1	0.56%
Year Ended October 31, 2005	–	(0.28)	$11.21	12.77%	$3,419	0.52%
Year Ended October 31, 2006	(0.15)	(0.71)	$12.21	15.79%	$11,525	0.52%
Year Ended October 31, 2007 (g)	(0.23)	(0.60)	$13.84	18.88%	$15,799	0.49%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	$10.17	1.70%	$7	1.25%
Year Ended October 31, 2005	–	(0.23)	$11.16	12.07%	$1,183	1.25%
Year Ended October 31, 2006	(0.15)	(0.65)	$12.11	14.91%	$3,016	1.25%
Year Ended October 31, 2007 (g)	(0.23)	(0.53)	$13.69	17.99%	$4,437	1.23%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	$10.17	1.70%	$80	1.25%
Year Ended October 31, 2005	–	(0.23)	$11.14	11.98%	$3,604	1.25%
Year Ended October 31, 2006	(0.15)	(0.65)	$12.10	14.95%	$14,907	1.25%
Year Ended October 31, 2007 (g)	(0.23)	(0.53)	$13.68	18.00%	$22,259	1.23%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	(0.27%	)	13.04%	(12.75%	)	9.79%
Year Ended October 31, 2005	1.13%		2.32%	(0.66%	)	47.04%
Year Ended October 31, 2006	1.05%		0.85%	0.72%		32.64%
Year Ended October 31, 2007 (g)	1.27%		0.76%	1.00%		63.01%
Class B Shares
Period Ended October 31, 2004 (f)	(0.85%	)	13.48%	(13.08%	)	9.79%
Year Ended October 31, 2005	(0.09%	)	3.00%	(1.84%	)	47.04%
Year Ended October 31, 2006	0.42%		1.59%	0.09%		32.64%
Year Ended October 31, 2007 (g)	0.55%		1.50%	0.28%		63.01%
Class C Shares
Period Ended October 31, 2004 (f)	(0.85%	)	13.48%	(13.08%	)	9.79%
Year Ended October 31, 2005	0.20%		3.20%	(1.76%	)	47.04%
Year Ended October 31, 2006	0.41%		1.59%	0.09%		32.64%
Year Ended October 31, 2007 (g)	0.56%		1.50%	0.29%		63.01%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

112 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Moderate Growth (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class R Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.18	0.19	–
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67	(0.55)
Year Ended October 31, 2007 (g)	$12.18	0.33	1.82	2.15	(0.31)
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.02	0.19	0.21	–
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)
Year Ended October 31, 2007 (g)	$12.23	0.19	2.06	2.25	(0.39)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.03	0.18	0.21	–
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)
Year Ended October 31, 2006 (g)	$11.23	0.12	1.62	1.74	(0.58)
Year Ended October 31, 2007 (g)	$12.24	0.19	2.07	2.26	(0.39)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2004 (f)	–	–	$10.19	1.90%	$1	0.85%
Year Ended October 31, 2005	–	(0.24)	$11.21	12.50%	$1	0.80%
Year Ended October 31, 2006	(0.15)	(0.70)	$12.18	15.55%	$1	0.72%
Year Ended October 31, 2007 (g)	(0.23)	(0.54)	$13.79	18.22%	$2	0.97%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.21	2.10%	$1	0.40%
Year Ended October 31, 2005	–	(0.29)	$11.23	13.00%	$1	0.34%
Year Ended October 31, 2006	(0.15)	(0.73)	$12.23	16.06%	$1	0.36%
Year Ended October 31, 2007 (g)	(0.23)	(0.62)	$13.86	19.08%	$2	0.24%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.21	2.10%	$1,021	0.25%
Year Ended October 31, 2005	–	(0.30)	$11.23	13.16%	$1,154	0.25%
Year Ended October 31, 2006 (g)	(0.15)	(0.73)	$12.24	16.05%	$1	0.25%
Year Ended October 31, 2007 (g)	(0.23)	(0.62)	$13.88	19.15%	$1	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2004 (f)	(0.45%	)	13.07%	(12.67%	)	9.79%
Year Ended October 31, 2005	2.16%		4.28%	(1.32%	)	47.04%
Year Ended October 31, 2006	0.85%		0.87%	0.70%		32.64%
Year Ended October 31, 2007 (g)	2.57%		1.32%	2.22%		63.01%
Institutional Service Class Shares
Period Ended October 31, 2004 (f)	0.00%		12.62%	(12.22%	)	9.79%
Year Ended October 31, 2005	2.69%		4.45%	(1.42%	)	47.04%
Year Ended October 31, 2006	1.19%		0.91%	0.64%		32.64%
Year Ended October 31, 2007 (g)	1.52%		0.59%	1.18%		63.01%
Institutional Class Shares
Period Ended October 31, 2004 (f)	0.15%		12.47%	(12.07%	)	9.79%
Year Ended October 31, 2005	2.73%		3.33%	(0.36%	)	47.04%
Year Ended October 31, 2006 (g)	1.05%		0.71%	0.59%		32.64%
Year Ended October 31, 2007 (g)	1.47%		0.67%	1.05%		63.01%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

2007 Annual Report 113

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Specialty

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2004 (f)	$10.00	– (g)	0.34	0.34	–
Year Ended October 31, 2005	$10.34	0.27	1.21	1.48	(0.29)
Year Ended October 31, 2006	$11.53	0.37	1.92	2.29	(0.48)
Year Ended October 31, 2007 (h)	$13.21	0.10	2.66	2.76	(0.46)
Class B Shares
Period Ended October 31, 2004 (f)	$10.00	(0.02)	0.32	0.30	–
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.25)
Year Ended October 31, 2006	$11.46	0.28	1.90	2.18	(0.45)
Year Ended October 31, 2007 (h)	$13.06	– (g)	2.61	2.61	(0.42)
Class C Shares
Period Ended October 31, 2004 (f)	$10.00	– (g)	0.30	0.30	–
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.26)
Year Ended October 31, 2006	$11.45	0.27	1.91	2.18	(0.45)
Year Ended October 31, 2007 (h)	$13.05	– (g)	2.61	2.61	(0.42)
Class R Shares
Period Ended October 31, 2004 (f)	$10.00	(0.01)	0.33	0.32	–
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)
Year Ended October 31, 2006	$11.54	0.48	1.78	2.26	(0.48)
Year Ended October 31, 2007 (h)	$13.19	0.08	2.62	2.70	(0.43)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004 (f)	–	–	$10.34	3.40%	$80	0.56%
Year Ended October 31, 2005	– (g)	(0.29)	$11.53	14.59%	$5,133	0.53%
Year Ended October 31, 2006	(0.13)	(0.61)	$13.21	20.48%	$24,363	0.51%
Year Ended October 31, 2007 (h)	(0.14)	(0.60)	$15.37	21.56%	$42,188	0.49%
Class B Shares
Period Ended October 31, 2004 (f)	–	–	$10.30	3.00%	$1	1.25%
Year Ended October 31, 2005	– (g)	(0.25)	$11.46	13.89%	$982	1.25%
Year Ended October 31, 2006	(0.13)	(0.58)	$13.06	19.67%	$3,714	1.25%
Year Ended October 31, 2007 (h)	(0.14)	(0.56)	$15.11	20.64%	$7,561	1.23%
Class C Shares
Period Ended October 31, 2004 (f)	–	–	$10.30	3.00%	$36	1.25%
Year Ended October 31, 2005	– (g)	(0.26)	$11.45	13.90%	$9,200	1.25%
Year Ended October 31, 2006	(0.13)	(0.58)	$13.05	19.59%	$35,182	1.25%
Year Ended October 31, 2007 (h)	(0.14)	(0.56)	$15.10	20.65%	$67,323	1.23%
Class R Shares
Period Ended October 31, 2004 (f)	–	–	$10.32	3.20%	$1	0.85%
Year Ended October 31, 2005	– (g)	(0.25)	$11.54	14.36%	$1	0.84%
Year Ended October 31, 2006	(0.13)	(0.61)	$13.19	20.23%	$78	0.85%
Year Ended October 31, 2007 (h)	(0.14)	(0.57)	$15.32	21.14%	$479	0.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (f)	0.75%		12.49%	(11.17%	)	7.19%
Year Ended October 31, 2005	2.31%		1.54%	1.30%		28.77%
Year Ended October 31, 2006	0.43%		0.74%	0.21%		13.76%
Year Ended October 31, 2007 (h)	0.73%		0.62%	0.60%		24.54%
Class B Shares
Period Ended October 31, 2004 (f)	(0.58%	)	12.98%	(12.30%	)	7.19%
Year Ended October 31, 2005	0.27%		2.22%	(0.70%	)	28.77%
Year Ended October 31, 2006	(0.23%	)	1.48%	(0.46%	)	13.76%
Year Ended October 31, 2007 (h)	(0.01%	)	1.37%	(0.15%	)	24.54%
Class C Shares
Period Ended October 31, 2004 (f)	(1.04%	)	12.92%	(12.72%	)	7.19%
Year Ended October 31, 2005	0.25%		2.22%	(0.72%	)	28.77%
Year Ended October 31, 2006	(0.24%	)	1.48%	(0.47%	)	13.76%
Year Ended October 31, 2007 (h)	0.01%		1.37%	(0.13%	)	24.54%
Class R Shares
Period Ended October 31, 2004 (f)	(0.18%	)	12.57%	(11.90%	)	7.19%
Year Ended October 31, 2005	(0.55%	)	1.90%	(1.62%	)	28.77%
Year Ended October 31, 2006	0.15%		1.07%	(0.07%	)	13.76%
Year Ended October 31, 2007 (h)	0.57%		0.92%	0.40%		24.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

114 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Specialty (Continued)

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.33	0.34	–
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)
Year Ended October 31, 2007 (h)	$13.24	0.14	2.66	2.80	(0.47)
Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.01	0.33	0.34	–
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)
Year Ended October 31, 2006 (h)	$11.56	0.04	2.30	2.34	(0.50)
Year Ended October 31, 2007 (h)	$13.27	0.13	2.66	2.79	(0.47)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.34	3.40%	$1	0.40%
Year Ended October 31, 2005	– (g)	(0.30)	$11.56	14.92%	$1	0.33%
Year Ended October 31, 2006	(0.13)	(0.62)	$13.24	20.63%	$1	0.34%
Year Ended October 31, 2007 (h)	(0.14)	(0.61)	$15.43	21.90%	$2	0.24%
Institutional Class Shares
Period Ended October 31, 2004 (f)	–	–	$10.34	3.40%	$1,034	0.25%
Year Ended October 31, 2005	– (g)	(0.31)	$11.56	15.07%	$1,189	0.25%
Year Ended October 31, 2006 (h)	(0.13)	(0.63)	$13.27	20.84%	$1	0.25%
Year Ended October 31, 2007 (h)	(0.14)	(0.61)	$15.45	21.77%	$1	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income (Loss)	Reimbursements)	Reimbursements)
	to Average	to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Institutional Service Class Shares
Period Ended October 31, 2004 (f)	0.27%	12.12%	(11.44%	)	7.19%
Year Ended October 31, 2005	2.98%	1.94%	1.38%		28.77%
Year Ended October 31, 2006	0.50%	0.70%	0.14%		13.76%
Year Ended October 31, 2007 (h)	1.01%	0.46%	0.79%		24.54%
Institutional Class Shares
Period Ended October 31, 2004 (f)	0.42%	11.97%	(11.29%	)	7.19%
Year Ended October 31, 2005	3.04%	1.41%	1.87%		28.77%
Year Ended October 31, 2006 (h)	0.29%	0.56%	(0.01%	)	13.76%
Year Ended October 31, 2007 (h)	0.95%	0.54%	0.66%		24.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 115

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the Periods Indicated

Nationwide Optimal Allocations Fund: Defensive

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2007 (e)	$10.00	0.25	0.50	0.75
Class B Shares
Period Ended October 31, 2007 (e)	$10.00	0.20	0.48	0.68
Class C Shares
Period Ended October 31, 2007 (e)	$10.00	0.20	0.49	0.69
Class R Shares
Period Ended October 31, 2007 (e)	$10.00	0.25	0.48	0.73
Institutional Service Class Shares
Period Ended October 31, 2007 (e)	$10.00	0.30	0.49	0.79
Institutional Class Shares
Period Ended October 31, 2007 (e)	$10.00	0.29	0.49	0.78

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2007 (e)	(0.24)	(0.24)	$10.51	7.67%	$893	0.51%
Class B Shares
Period Ended October 31, 2007 (e)	(0.21)	(0.21)	$10.47	6.96%	$189	1.25%
Class C Shares
Period Ended October 31, 2007 (e)	(0.21)	(0.21)	$10.48	7.03%	$498	1.25%
Class R Shares
Period Ended October 31, 2007 (e)	(0.23)	(0.23)	$10.50	7.46%	$1	0.75%
Institutional Service Class Shares
Period Ended October 31, 2007 (e)	(0.26)	(0.26)	$10.53	8.01%	$1	0.25%
Institutional Class Shares
Period Ended October 31, 2007 (e)	(0.26)	(0.26)	$10.52	7.90%	$1,079	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income (Loss)
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)		Turnover (f)

Class A Shares
Period Ended October 31, 2007 (e)	3.04%	3.38%	0.16%		15.52%
Class B Shares
Period Ended October 31, 2007 (e)	2.35%	4.64%	(1.04%	)	15.52%
Class C Shares
Period Ended October 31, 2007 (e)	2.36%	4.39%	(0.78%	)	15.52%
Class R Shares
Period Ended October 31, 2007 (e)	2.83%	3.26%	0.32%		15.52%
Institutional Service Class Shares
Period Ended October 31, 2007 (e)	3.34%	2.79%	0.80%		15.52%
Institutional Class Shares
Period Ended October 31, 2007 (e)	3.22%	2.85%	0.62%		15.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See Accompanying Notes to Financial Statements.

116 Annual Report 2007

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Fund.” Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds.” The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive,” formerly, “Gartmore Investor Destinations Aggressive Fund”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive,” formerly, “Gartmore Investor Destinations Moderately Aggressive Fund”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate,” formerly, “Gartmore Investor Destinations Moderate Fund”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative,” formerly, “Gartmore Investor Destinations Moderately Conservative Fund”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative,” formerly, “Gartmore Investor Destinations Conservative Fund”)
-	Nationwide Optimal Allocations Fund: Growth (“Optimal Allocations Growth,” Formerly, “Gartmore Optimal Allocations Fund: Aggressive”)
-	Nationwide Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate,” formerly, “Gartmore Optimal Allocations Fund: Moderate”)
-	Nationwide Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth,” Formerly, “Gartmore Optimal Allocations Fund: Moderately Aggressive”)
-	Nationwide Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty,” formerly, “Gartmore Optimal Allocations Fund: Specialty”)
-	Nationwide Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive,” formerly, “Gartmore Optimal Allocations Fund: Defensive”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Aggressive, the Investor Destinations Moderately Aggressive, the Investor Destinations Moderate, the Investor Destinations Moderately Conservative and the Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial

2007 Annual Report 117

Notes to Financial Statements (Continued)
October 31, 2007

statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

Each of the Investor Destinations Funds (except the Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. During the fiscal year ended October 31, 2007, the rate ranged from 3.95% to 4.05%. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (formerly “Gartmore Mutual Capital Trust” (“NFA” or “Adviser”)) believes that the relatively stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

118 Annual Report 2007

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. Effective October 1, 2007, Aberdeen Asset Management Inc. (“Aberdeen” or the “Subadviser”) became the subadviser to the Optimal Allocations Growth, Optimal Allocations Moderate, Optimal Allocations Moderate Growth, Optimal Allocations Specialty and Optimal Allocations Defensive (collectively, the “Optimal Funds”).

Under the terms of the Investment Advisory Agreement, the Optimal Funds each pay NFA an investment advisory fee of 0.15% based on the Fund’s average daily net assets. The Investor Destinations Funds each pay NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $14,933 for the year ended October 31, 2007.

NFA and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.25% for all share classes of the Funds, until at least May 1, 2008.

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed, depending on which Fund, either (i) the previous five fiscal years or (ii) three fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

2007 Annual Report 119

Notes to Financial Statements (Continued)
October 31, 2007

As of the year ended October 31, 2007, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within five or three years (as noted below) from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2003	2004	2005	2006	2007

Investor Destinations Aggressive (a)	$16,421	$154	$—	$—	$—

Investor Destinations Moderately Aggressive (a)	—	483	—	—	—

Investor Destinations Moderate (a)	—	237	—	—	—

Investor Destinations Moderately Conservative (a)	22,322	505	—	—	—

Investor Destinations Conservative (a)	25,016	14,685	—	—	—

Optimal Allocations Growth (b)	N/A	N/A	88,800	59,804	83,991

Optimal Allocations Moderate (b)	N/A	N/A	93,106	61,040	97,947

Optimal Allocations Moderate Growth (b)	N/A	N/A	96,103	61,571	97,389

Optimal Allocations Specialty (b)	N/A	N/A	104,891	75,756	126,363

Optimal Allocations Defensive (b)(c)	N/A	N/A	N/A	N/A	47,464

(a)	Expense Limitation Agreement allows for reimbursement from previous five fiscal years.
(b)	Expense Limitation Agreement allows for reimbursement three years from fiscal year in which the corresponding reimbursement to the Fund was made.
(c)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, Class R, and Service shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A and Service shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2007, NFD received commissions of $500,701 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $230,048 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.” (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Funds do not pay a fee for these services.

120 Annual Report 2007

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2007, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$1,218,641

Investor Destinations Moderately Aggressive	1,885,341

Investor Destinations Moderate	1,896,150

Investor Destinations Moderately Conservative	412,054

Investor Destinations Conservative	270,302

Optimal Allocations Growth	240

Optimal Allocations Moderate	160

Optimal Allocations Moderate Growth	529

Optimal Allocations Specialty	108

Under the terms of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2007, the Funds portion of such costs amounted to $102,860.

As of October 31, 2007, the Adviser or affiliates of the Adviser directly held 41% of the shares outstanding of the Optimal Allocations Defensive.

2007 Annual Report 121

Notes to Financial Statements (Continued)
October 31, 2007

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2007, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the year ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$298,532,253	$41,362,548

Investor Destinations Moderately Aggressive	399,862,005	44,901,625

Investor Destinations Moderate	335,684,803	44,292,180

Investor Destinations Moderately Conservative	109,724,787	37,823,108

Investor Destinations Conservative	61,506,525	18,541,589

Optimal Allocations Growth	12,764,446	7,382,566

Optimal Allocations Moderate	35,603,502	27,331,005

Optimal Allocations Moderate Growth	29,939,225	22,778,003

Optimal Allocations Specialty	63,061,420	23,083,697

Optimal Allocations Defensive	2,702,677	293,090

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a

122 Annual Report 2007

reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid From

		Net Long		Total
	Ordinary	Term Capital	Total Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Investor Destinations Aggressive	$24,732,426	$17,918,475	$42,650,901	$42,650,901

Investor Destinations Moderately Aggressive	40,707,968	30,036,361	70,744,329	70,744,329

Investor Destinations Moderate	46,112,465	29,220,691	75,333,156	75,333,156

Investor Destinations Moderately Conservative	11,266,948	7,873,900	19,140,848	19,140,848

Investor Destinations Conservative	7,749,589	3,108,476	10,858,065	10,858,065

Optimal Allocations Growth	484,253	239,293	723,546	723,546

Optimal Allocations Moderate	1,147,373	339,514	1,486,887	1,486,887

Optimal Allocations Moderate Growth	1,077,760	372,923	1,450,683	1,450,683

Optimal Allocations Specialty	2,414,712	749,116	3,163,828	3,163,828

Optimal Allocations Defensive	48,562	–	48,562	48,562

2007 Annual Report 123

Notes to Financial Statements (Continued)
October 31, 2007

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

(Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid From

		Net Long		Total
	Ordinary	Term Capital	Total Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Investor Destinations Aggressive	$11,922,086	$11,597,446	$23,519,532	$23,519,532

Investor Destinations Moderately Aggressive	22,514,585	13,980,503	36,495,088	36,495,088

Investor Destinations Moderate	28,757,394	13,729,150	42,486,544	42,486,544

Investor Destinations Moderately Conservative	7,595,261	4,171,167	11,766,428	11,766,428

Investor Destinations Conservative	5,680,995	2,212,876	7,893,871	7,893,871

Optimal Allocations Aggressive	286,695	69,954	356,649	356,649

Optimal Allocations Moderate	870,160	68,771	938,931	938,931

Optimal Allocations Moderately Aggressive	681,552	82,187	763,739	763,739

Optimal Allocations Specialty	936,397	64,379	1,000,776	1,000,776

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

					Total
	Undistributed	Undistributed		Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	(Depreciation)*	(Deficit)

Investor Destinations Aggressive	$–	$37,494,606	$37,494,606	$233,956,076	$271,450,682

Investor Destinations Moderately Aggressive	334,982	43,672,411	44,007,393	340,613,112	384,620,505

Investor Destinations Moderate	2,086,634	35,097,795	37,184,429	243,592,062	280,776,491

Investor Destinations Moderately Conservative	825,371	9,262,620	10,087,991	30,149,516	40,237,507

Investor Destinations Conservative	798,985	2,790,211	3,589,196	8,241,721	11,830,917

Optimal Allocations Growth	292,833	562,065	854,898	2,251,933	3,106,831

Optimal Allocations Moderate	601,081	1,312,645	1,913,726	3,964,226	5,877,952

Optimal Allocations Moderate Growth	507,625	1,587,262	2,094,887	4,796,286	6,891,173

Optimal Allocations Specialty	438,332	5,729,315	6,167,647	14,839,965	21,007,612

Optimal Allocations Defensive	14,919	1,297	16,216	97,707	113,923

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

124 Annual Report 2007

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	$984,734,203	$234,005,821	$(49,745)	$233,956,076

Investor Destinations Moderately Aggressive	1,558,869,053	341,516,136	(903,024)	340,613,112

Investor Destinations Moderate	1,605,393,367	246,946,490	(3,354,428)	243,592,062

Investor Destinations Moderately Conservative	381,736,359	30,758,106	(608,590)	30,149,516

Investor Destinations Conservative	240,177,879	8,241,721	–	8,241,721

Optimal Allocations Growth	17,174,461	2,341,559	(89,626)	2,251,933

Optimal Allocations Moderate	40,396,093	4,014,158	(49,932)	3,964,226

Optimal Allocations Moderate Growth	37,532,646	4,831,645	(35,359)	4,796,286

Optimal Allocations Specialty	102,386,769	15,694,714	(854,749)	14,839,965

Optimal Allocations Defensive	2,545,438	111,254	(13,547)	97,707

9. Subsequent Event

On November 9, 2007, the Board of Trustees of Nationwide Mutual Funds unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of each of the Nationwide Optimal Allocations Funds (the “Optimal Funds”), and the Aberdeen Funds, a Delaware statutory trust, whereby each Optimal Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. (“Aberdeen”) would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as sub-adviser to each of the Optimal Funds. Accordingly, it is also anticipated that each Optimal Fund’s portfolio manager would remain the same. The Board of Trustees of the Aberdeen Funds met on December 12, 2007 and approved the appointment of Aberdeen as investment adviser and approved the Agreement and Plan of Reorganization. The Board’s decision to reorganize the Optimal Funds is subject to shareholder approval.

2007 Annual Report 125

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund (formerly Gartmore Investor Destinations Aggressive Fund), Nationwide Investor Destinations Moderately Aggressive Fund (formerly Gartmore Investor Destinations Moderately Aggressive Fund), Nationwide Investor Destinations Moderate Fund (formerly Gartmore Investor Destinations Moderate Fund), Nationwide Investor Destinations Moderately Conservative Fund (formerly Gartmore Investor Destinations Moderately Conservative Fund), Nationwide Investor Destinations Conservative Fund (formerly Gartmore Investor Destinations Conservative Fund), Nationwide Optimal Allocations Fund: Growth (formerly Gartmore Optimal Allocations Fund: Aggressive), Nationwide Optimal Allocations Fund: Moderate (formerly Gartmore Optimal Allocations Fund: Moderate), Nationwide Optimal Allocations Fund: Moderate Growth (formerly Gartmore Optimal Allocations Fund: Moderately Aggressive), Nationwide Optimal Allocations Fund: Specialty (formerly Gartmore Optimal Allocations Fund: Specialty) and Nationwide Optimal Allocations Fund: Defensive (ten series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2007 and the results of each of their operations, changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

126 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Investor Destinations Aggressive	$12,347,346

Investor Destinations Moderately Aggressive	14,962,122

Investor Destinations Moderate	11,915,545

Investor Destinations Moderately Conservative	1,713,252

Investor Destinations Conservative	478,709

Optimal Allocations Growth	27,097

Optimal Allocations Moderate	78,184

Optimal Allocations Moderate Growth	75,294

Optimal Allocations Specialty	285,376

Optimal Allocations Defensive	2,211

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividend
Received
Fund	Deduction

Investor Destinations Aggressive	36%

Investor Destinations Moderately Aggressive	29%

Investor Destinations Moderate	21%

Investor Destinations Moderately Conservative	12%

Investor Destinations Conservative	5%

Optimal Allocations Growth	4%

Optimal Allocations Moderate	5%

Optimal Allocations Moderate Growth	5%

Optimal Allocations Specialty	9%

Optimal Allocations Defensive	4%

2007 Annual Report 127

Supplemental Information (Unaudited)(Continued)

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Investor Destinations Aggressive	$17,918,475

Investor Destinations Moderately Aggressive	30,036,361

Investor Destinations Moderate	29,220,691

Investor Destinations Moderately Conservative	7,873,900

Investor Destinations Conservative	3,108,476

Optimal Allocations Growth	239,293

Optimal Allocations Moderate	339,514

Optimal Allocations Moderate Growth	372,923

Optimal Allocations Specialty	749,116

128 Annual Report 2007

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 129

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

130 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

2007 Annual Report 131

Management Information October 31, 2007 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

132 Annual Report 2007

AnnualReport

October 31, 2007

Contents

2	Message to Shareholders
Core Equity Series*
5	Nationwide Growth Fund
12	Nationwide Fund
Core Fixed Income Series*
31	Nationwide Money Market Fund

44	Notes to Financial Statements

*	Prior to May 1, 2007, each Fund was known as a Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the investment strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

2 Annual Report 2007

Fund Disclosure

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV of the Nationwide Fund and the Nationwide Growth Fund, and Prime Shares of the Nationwide Money Market Fund. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:

Nationwide Fund
Nationwide Growth Fund
Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

Sales charge and fee information:

Nationwide Money Market Fund
The Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

2007 Annual Report 3

Fund Disclosure (Continued)

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

4 Annual Report 2007

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Growth Fund (Class A at NAV) returned 27.24% versus 19.23% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 516 funds as of Oct. 31, 2007) was 24.00% during the same time period.

Can you describe the market environment during the reporting period?

Large-capitalization growth stocks finished the reporting period with solid gains against a backdrop of rising volatility. These stocks also merit mention as one of the market’s best-performing groups, aided by relatively attractive valuations and the outperformance of technology, which represented by far the largest sector weighting in the benchmark. Early in the reporting period, U.S. share prices fell sharply on the heels of a sudden downdraft in China’s stock market. Throughout the summer, concerns about the worsening subprime mortgage situation and weak housing prices prompted another decline, with financial stocks leading the way. In both cases, though, the broader market indexes recovered fairly quickly, with the benchmark notching an all-time record close in the final month of the reporting period. The Federal Reserve Board was instrumental in helping the stock market shake off its summer doldrums, cutting the target federal funds rate in September and October.

What areas of investment provided the most positive relative returns for the Fund?

Industrials, information technology and financials all made notable contributions to the Fund’s performance. In industrials, the Fund was aided by an overweighted position in Precision Castparts Corp., a maker of industrial castings that benefited from favorable product cycles in the commercial aircraft industry. In technology, the Fund’s position in Canada-based Research In Motion Ltd. more than doubled as sales of the company’s BlackBerry personal digital messaging device held up well, fueling positive earnings surprises. Networking equipment maker Cisco Systems, Inc. also added value; increasing Internet usage for large-file applications such as video file-sharing drove healthy spending for Cisco’s products. In financials, online energy exchange IntercontinentalExchange, Inc. was a key contributor to Fund performance, aided by robust organic growth and some strategic acquisitions.

What areas detracted from Fund performance?

While no sectors had a material negative impact on the Fund’s results, Fund performance was hampered by our position in consumer electronics retailer Best Buy Co., Inc., whose profit margins narrowed due to a price war in the flat-screen television market. Fund holding Lehman Brothers Holdings Inc., a leader in mortgage-backed securities underwriting and trading, was hurt by the subprime mortgage crisis despite what we felt was a low valuation and management’s favorable execution. Not owning National Oilwell Varco, Inc. for the entire reporting period further undermined Fund results, because the stock outperformed the benchmark by a wide margin.

What is your outlook for the near term?

We believe that large-cap growth stocks could be a rewarding place to invest during the near term. For one thing, large-cap companies with an international component to their revenue streams offer greater protection against a slowing U.S. economy. In addition, a weak U.S. dollar helps companies with international exposure, because revenues earned abroad benefit from the conversion back into cheaper dollars. Consequently, the Fund’s largest overweighting at the end of the reporting period was in technology, because of favorable product cycles and due to the international exposure of many companies in that sector. The Fund also will look for opportunities to add to positions in consumer stocks, where we see companies that can grow amid a slower U.S. economy.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

2007 Annual Report 5

Nationwide Growth Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A1	w/o SC2	27.24%	14.12%	0.39%	1.15%
	w/SC3	19.91%	12.78%	-0.20%

Class B1	w/o SC2	26.23%	13.34%	-0.51%	1.80%
	w/SC4	21.23%	13.10%	-0.51%

Class C1	w/o SC2	26.37%	13.37%	-0.09%	1.80%
	w/SC5	25.37%	13.37%	-0.09%

Class D6	w/o SC2	27.57%	14.46%	0.65%	0.80%
	w/SC7	21.77%	13.39%	0.19%

Class R [1,8]		26.76%	14.02%	0.46%	1.50%

Institutional Service Class [1,8]		27.53%	14.49%	0.66%	0.80%

Institutional Class[1,8]		27.61%	14.44%	0.64%	0.80%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2007

Nationwide Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Growth Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,142.30	$5.40	1.00%
	Hypothetical	[1]	$1,000.00	$1,020.16	$5.10	1.00%

Class B	Actual		$1,000.00	$1,137.80	$9.43	1.75%
	Hypothetical	[1]	$1,000.00	$1,016.38	$8.93	1.75%

Class C	Actual		$1,000.00	$1,137.50	$9.37	1.74%
	Hypothetical	[1]	$1,000.00	$1,016.43	$8.88	1.74%

Class D	Actual		$1,000.00	$1,143.50	$4.05	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83	0.75%

Class R	Actual		$1,000.00	$1,141.90	$6.96	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

Institutional Service Class	Actual		$1,000.00	$1,144.70	$4.00	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.47	$3.78	0.74%

Institutional Class	Actual		$1,000.00	$1,145.00	$4.00	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.47	$3.78	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 7

Nationwide Growth Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.5%
Other Investments*	1.0%
Liabilities in excess of other assets**	-0.5%

100.0%

Top Industries

Communications Equipment	7.5%
Computers & Peripherals	7.1%
Pharmaceuticals	6.5%
Semiconductors & Semiconductor Equipment	6.0%
Software	5.9%
Aerospace & Defense	5.0%
Health Care Equipment & Supplies	4.2%
Oil, Gas & Consumable Fuels	4.2%
Diversified Financial Services	4.0%
Energy Equipment & Services	3.4%
Other	46.2%

100.0%

Top Holdings

Microsoft Corp.	3.6%
Cisco Systems, Inc.	3.6%
Intel Corp.	3.3%
Google, Inc., Class A,	2.4%
Merck & Co., Inc.	2.4%
Apple, Inc.	2.2%
Hewlett-Packard Co.	1.9%
PepsiCo, Inc.	1.6%
XTO Energy, Inc.	1.6%
Oracle Corp.	1.5%
Other	75.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

8 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Growth Fund

Common Stocks (99.5%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (5.0%)
Boeing Co. (The)	20,330	$2,004,335
General Dynamics Corp.	24,520	2,230,339
Honeywell International, Inc.	18,100	1,093,421
Precision Castparts Corp.	9,620	1,441,172
Rockwell Collins, Inc.	35,370	2,646,030
United Technologies Corp.	20,040	1,534,863

		10,950,160

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	17,540	875,597
FedEx Corp.	7,360	760,582

		1,636,179

Auto Components (1.0%)
BorgWarner, Inc.	12,350	1,305,518
Johnson Controls, Inc.	19,980	873,526

		2,179,044

Beverages (0.8%)
Coca-Cola Co.	29,000	1,791,040

Biotechnology (2.5%)
Cephalon, Inc.*(a)	3,160	233,018
Genentech, Inc.*	21,050	1,560,437
Gilead Sciences, Inc.*	62,290	2,877,175
Pharmion Corp.*(a)	18,210	876,265

		5,546,895

Capital Markets (1.2%)
Lehman Brothers Holding, Inc.	18,000	1,140,120
Northern Trust Corp.	15,180	1,141,688
NYSE Euronext	4,000	375,480

		2,657,288

Chemicals (2.1%)
Air Products & Chemicals, Inc.	15,260	1,493,191
Lubrizol Corp.	5,350	363,158
Monsanto Co.	27,170	2,652,607

		4,508,956

Commercial Services & Supplies (0.1%)
Waste Management, Inc.	8,500	309,315

Communications Equipment (7.5%)
Cisco Systems, Inc.*	238,140	7,872,908
Corning, Inc.	137,400	3,334,698
F5 Networks, Inc.*	24,150	870,125
Foundry Networks, Inc.*	63,750	1,347,675
QUALCOMM, Inc.	38,290	1,636,132
Research In Motion Ltd.*	10,900	1,357,159

		16,418,697

Computers & Peripherals (7.1%)
Apple, Inc.*	25,240	4,794,338
EMC Corp.*	98,450	2,499,646
Hewlett-Packard Co.	81,690	4,221,739
International Business Machines Corp.	11,100	1,288,932
Network Appliance, Inc.*	63,600	2,002,764
Seagate Technology	13,700	381,408
Western Digital Corp.*	14,500	375,840

		15,564,667

Construction & Engineering (0.2%)
Fluor Corp.	2,240	353,920

Consumer Finance (1.2%)
American Express Co.	41,450	2,526,378

Diversified Financial Services (4.0%)
Blackrock, Inc.	2,900	600,155
CME Group, Inc.	2,090	1,392,463
Goldman Sachs Group, Inc.	4,700	1,165,224
IntercontinentalExchange, Inc.*	8,010	1,427,382
Invesco PLC-Sponsored ADR — GB	59,940	1,837,760
State Street Corp.	15,600	1,244,412
TD Ameritrade Holding Corp.*	58,350	1,116,819

		8,784,215

Diversified Telecommunication Services (0.5%)
AT&T, Inc.	25,000	1,044,750

Electrical Equipment (3.1%)
Ametek, Inc.	48,595	2,283,965
Cooper Industries Ltd., Class A	35,260	1,847,271
Emerson Electric Co.	50,950	2,663,157

		6,794,393

Electronic Equipment & Instruments (0.6%)
Jabil Circuit, Inc.	15,560	338,119
NAVTEQ Corp.*	11,440	883,168

		1,221,287

Energy Equipment & Services (3.4%)
Halliburton Co.	11,270	444,263
Schlumberger Ltd.	16,400	1,583,748
Smith International, Inc.	8,370	552,839
SunPower Corp., Class A*(a)	9,300	1,176,078
Transocean, Inc.*	20,790	2,481,702
Weatherford International Ltd.*	19,350	1,256,009

		7,494,639

Entertainment (1.0%)
Walt Disney Co. (The)	64,500	2,233,635

2007 Annual Report 9

Statement of Investments (Continued)
October 31, 2007

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Food & Staples Retailing (0.2%)
Kroger Co.	14,600	$429,094

Food Products (2.0%)
General Mills, Inc.	14,700	848,631
PepsiCo, Inc.	49,140	3,622,601

		4,471,232

Gas Utility (0.3%)
Questar Corp.	11,500	656,420

Health Care Equipment & Supplies (4.2%)
Baxter International, Inc.	45,600	2,736,456
Beckman Coulter, Inc.	8,260	584,973
Becton, Dickinson & Co.	20,800	1,735,968
Cepheid, Inc.*	28,300	732,404
Gen-Probe, Inc.*	10,000	700,200
Medtronic, Inc.	21,420	1,016,165
Stryker Corp.	22,700	1,611,700

		9,117,866

Health Care Providers & Services (1.0%)
Davita, Inc.*	4,700	306,393
Express Scripts, Inc.*	13,800	870,780
Medco Health Solutions, Inc.*	11,260	1,062,719

		2,239,892

Hotels, Restaurants & Leisure (2.4%)
Brinker International, Inc.	20,500	520,495
Carnival Corp.	43,670	2,095,287
McDonald’s Corp.	27,300	1,629,810
Starwood Hotels & Resorts Worldwide, Inc.	18,450	1,049,067

		5,294,659

Household Products (1.2%)
Clorox Co. (The)	9,100	569,387
Procter & Gamble Co. (The)	29,280	2,035,546

		2,604,933

Industrial Conglomerate (0.5%)
Textron, Inc.	17,200	1,190,412

Insurance (2.7%)
Aetna, Inc.	23,950	1,345,271
AFLAC, Inc.	37,800	2,373,084
PartnerRe Ltd.	11,350	944,888
Prudential Financial, Inc.	11,650	1,126,788

		5,790,031

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.*	12,150	1,083,172
eBay, Inc.*	90,490	3,266,689

		4,349,861

Internet Software & Services (3.3%)
Google, Inc., Class A*	7,330	5,182,310
Yahoo!, Inc.*	62,550	1,945,305

		7,127,615

IT Services (1.7%)
BladeLogic, Inc.*	26,860	825,408
Cognizant Technology Solutions Corp.*	67,430	2,795,648

		3,621,056

Life Sciences Tools & Services (1.7%)
Charles River Laboratories International, Inc.*	18,600	1,078,800
Thermo Fisher Scientific, Inc.*	45,420	2,671,150

		3,749,950

Machinery (1.3%)
Caterpillar, Inc.	11,230	837,870
Cummins, Inc.	1,630	195,535
Deere & Co.	7,400	1,146,260
Harsco Corp.	11,120	674,094

		2,853,759

Manufacturing (0.3%)
3M Co.	7,300	630,428

Media (0.2%)
DIRECTV Group, Inc.*	12,700	336,296

Metals & Mining (0.5%)
Century Aluminum Co.*	18,460	1,074,187

Multiline Retail (3.1%)
CVS Caremark Corp.	75,859	3,168,630
Family Dollar Stores, Inc.	11,970	303,439
Kohl’s Corp.*	28,480	1,565,546
Target Corp.	13,670	838,791
Wal-Mart Stores, Inc.	20,160	911,434

		6,787,840

Oil, Gas & Consumable Fuels (4.2%)
Anadarko Petroleum Corp.	22,450	1,324,999
Exxon Mobil Corp.	15,900	1,462,641
Hess Corp.	18,670	1,336,959
Superior Energy Services, Inc.*	7,100	263,268
Valero Energy Corp.	4,540	319,752

10 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	26,580	$969,904
XTO Energy, Inc.	51,630	3,427,199

		9,104,722

Pharmaceuticals (6.5%)
Amylin Pharmaceuticals, Inc.*	7,200	324,144
Bristol-Myers Squibb Co.	58,600	1,757,414
Celgene Corp.*	21,350	1,409,100
Eli Lilly & Co.	6,900	373,635
Johnson & Johnson	26,560	1,730,915
Merck & Co., Inc.	88,630	5,163,584
Schering-Plough Corp.	66,990	2,044,535
Shire PLC ADR — GB	12,460	936,369
Wyeth	7,570	368,129

		14,107,825

Real Estate Investment Trust (REIT) (0.5%)
Rayonier, Inc.	23,200	1,120,328

Road & Rail (0.3%)
Union Pacific Corp.	5,500	704,220

Semiconductors & Semiconductor Equipment (6.0%)
Anadigics, Inc.*	43,550	642,362
Atheros Communications*	26,250	921,375
Intel Corp.	269,330	7,244,977
Intersil Corp.	45,190	1,371,065
NVIDIA Corp.*	56,245	1,989,948
Texas Instruments, Inc.	30,950	1,008,970

		13,178,697

Service Companies (0.6%)
Corrections Corp. of America*	33,610	950,827
Hertz Global Holdings, Inc.*	12,800	277,504

		1,228,331

Software (5.9%)
Adobe Systems, Inc.*	34,500	1,652,550
Microsoft Corp.	214,420	7,892,800
Oracle Corp.*	151,350	3,355,430

		12,900,780

Specialty Retail (3.1%)
American Eagle Outfitters Ltd.	36,120	858,934
Best Buy Co., Inc.	36,780	1,784,565
J Crew Group, Inc.*	24,450	914,430
Lowe’s Cos., Inc.	48,640	1,307,930
Tiffany & Co.	29,300	1,587,474
Williams Sonoma, Inc.	9,000	282,960

		6,736,293

Textiles, Apparel & Luxury Goods (1.3%)
Coach, Inc.*	30,150	1,102,284
Crocs, Inc.*	11,930	891,767
Phillips-Van Heusen Corp.	18,700	893,860

		2,887,911

Tobacco (0.2%)
Altria Group, Inc.	6,100	444,873

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	5,000	349,000

Total Common Stocks (Cost $188,987,247)		217,103,969

Securities Purchased with Collateral for Securities
On Loan (1.0%)
Repurchase Agreements (1.0%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,201,651, collateralized by U.S. Government Agency Mortgages with a market value of $2,245,377	$2,201,350	2,201,350

Total Securities Purchased with Collateral for Securities On Loan (Cost $2,201,350)		2,201,350

Total Investments (Cost $191,188,597) (b) — 100.5%		219,305,319
Liabilities in excess of other assets — (0.5)%		(1,178,431)

NET ASSETS — 100.0%		$218,126,888

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GB	United Kingdom

See Accompanying Notes to Financial Statements

2007 Annual Report 11

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Fund (Class A at NAV) returned 16.17% versus 14.56% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 826 funds as of Oct. 31, 2007) was 14.56% during the same time period.

Can you describe the market environment during the reporting period?

Despite a marked increase in volatility, U.S. stocks turned in solid gains during the reporting period. The factor most responsible for investors’ nervousness was the deterioration in the housing and mortgage markets. While problems with subprime mortgages received the most publicity, the unprecedented boom in housing and mortgage finance that has occurred during the past few years has led to a near-collapse in underwriting standards that is likely to tarnish the entire industry before the debacle comes to a close. Rising crude oil prices, which ended the reporting period near $90 per barrel, also contributed to the “wall of worry” that the stock market had to climb. That said, the broader economy remained relatively healthy, and the Federal Reserve Board did its part to maintain liquidity, reducing both the discount rate (The rate at which member banks may borrow short-term funds directly from a Federal Reserve Bank).and the closely watched target federal funds rate (a short-term rate objective of the Fed for the interest rate on overnight loans between banks), with the latter ending the reporting period at 4.50%.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in information technology and financials had a particularly beneficial effect on the Fund’s results. In technology, Fund performance was aided by MEMC Electronic Materials, Inc., a maker of silicon wafers for the semiconductor and solar energy industries. Strong growth in the demand for solar cells fueled the stock’s rise; we augmented Fund performance by trimming our position when MEMC’s stock became expensive and buying more when the share price fell to attractive levels. The Fund’s overweight in networking equipment maker Cisco Systems, Inc. also boosted performance; the company’s stock began the reporting period with a compelling valuation, and the shares rallied nicely in response to strong earnings gains. In financials, the Fund was helped by its relatively low exposure (underweight to its benchmark) to several poorly performing bank stocks, including Wachovia Corp. and Citigroup Inc., both of which were adversely affected by the credit crunch. Overall, the Fund’s top contributor was Occidental Petroleum Corp., a relatively pure play on crude oil production.

What areas detracted from Fund performance?

While we added value to the Fund in the majority of sectors, utilities had a mildly negative impact on the Fund’s results. A modest cash position also held back Fund performance in a rising market environment. Among individual holdings, our Fund underweighting of Apple Inc. was counterproductive. Although we thought the stock was fully valued and the company’s iPod personal digital music player might be increasingly vulnerable to competition, iPod sales held up well, and Apple’s stock price more than doubled during the reporting period. The Fund’s holdings in retailers Kohl’s Corp., J.C. Penney Co., Inc. and Macy’s, Inc. were hurt by higher oil prices and unseasonably warm back-to-school weather, both of which curbed consumer spending. Meanwhile, drug manufacturer Wyeth encountered problems on the product development front, and we sold the shares.

What is your outlook for the near term?

Although the housing crisis and high crude oil prices are legitimate concerns, as long as neither situation deteriorates from recent levels, we are optimistic that the stock market could be poised for further gains during the next few years. The Federal Reserve is monitoring the credit crunch closely and stands ready to ease monetary policy aggressively if necessary, and international growth remains strong. For investors willing to look beyond the near-term volatility, these uncertain conditions often lay the foundation for meaningful future gains.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Gary Haubold, CFA and Joe Cerniglia, CFA

12 Annual Report 2007

Nationwide Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

					Expense
		1 Yr.	5 Yr.	10 Yr.	Ratio*

Class A1	w/o SC2	16.17%	13.61%	6.28%	1.04%
	w/SC3	9.47%	12.27%	5.65%

Class B1	w/o SC2	15.32%	12.85%	5.51%	1.76%
	w/SC4	10.32%	12.60%	5.51%

Class C1	w/o SC2	15.27%	12.84%	5.81%	1.76%
	w/SC5	14.27%	12.84%	5.81%

Class D6	w/o SC2	16.38%	13.91%	6.48%	0.80%
	w/SC7	11.13%	12.87%	6.00%

Class R [1,8]		15.45%	13.52%	6.30%	1.46%

Institutional Class [1,8]		16.52%	13.96%	6.51%	0.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 13

Nationwide Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account Value,	Account Value,	Paid	Annualized
Nationwide Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,065.30	$4.95	0.95%
	Hypothetical	[1]	$1,000.00	$1,020.41	$4.85	0.95%

Class B	Actual		$1,000.00	$1,061.20	$8.83	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.63	$8.68	1.70%

Class C	Actual		$1,000.00	$1,061.40	$8.83	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.63	$8.68	1.70%

Class D	Actual		$1,000.00	$1,066.70	$3.91	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.83	0.75%

Class R	Actual		$1,000.00	$1,064.00	$6.19	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.20	$6.07	1.19%

Institutional Class	Actual		$1,000.00	$1,066.30	$3.85	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.47	$3.78	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

14 Annual Report 2007

Nationwide Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.3%
Repurchase Agreements	2.7%
Other Investments*	0.2%
Liabilities in excess of other assets**	-2.2%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	9.7%
Insurance	7.5%
Diversified Financial Services	5.4%
Pharmaceuticals	5.3%
Communications Equipment	4.8%
Software	4.1%
Diversified Telecommunication Services	4.0%
Computers & Peripherals	3.9%
Semiconductors & Semiconductor Equipment	3.5%
Multiline Retail	3.4%
Other	48.4%

100.0%

Top Holdings***

Exxon Mobil Corp.	3.4%
AT&T, Inc.	3.4%
Microsoft Corp.	3.1%
Procter & Gamble Co. (The)	2.6%
Hewlett-Packard Co.	1.8%
Intel Corp.	1.7%
Pfizer, Inc.	1.6%
Bank of America Corp.	1.5%
American International Group, Inc.	1.5%
Occidental Petroleum Corp.	1.4%
Other	78.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 15

Statement of Investments
October 31, 2007

Nationwide Fund

Common Stocks (99.3%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.8%)
Boeing Co. (The)	32,400	$3,194,316
General Dynamics Corp.	33,100	3,010,776
Northrop Grumman Corp.	74,758	6,251,264
Precision Castparts Corp.	10,400	1,558,024
Raytheon Co.	154,050	9,799,120

		23,813,500

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	75,600	3,773,952

Airlines (1.4%)
Air France-KLM ADR — FR	34,600	1,320,682
AMR Corp.*	270,500	6,492,000
Continental Airlines, Class B*	83,780	2,877,843
Delta Air Lines, Inc.*	198,400	4,126,720
US Airways Group, Inc.*	129,760	3,589,162

		18,406,407

Auto Components (0.3%)
B.F. Goodrich Co. (The)	49,200	3,427,272
WABCO Holdings, Inc.	1	50

		3,427,322

Automobiles (0.1%)
General Motors Corp.	30,000	1,175,700

Beverages (1.1%)
Anheuser-Busch Cos., Inc.	27,100	1,389,688
Coca-Cola Co.	70,700	4,366,432
Constellation Brands, Inc.*(a)	295,000	7,410,400
Molson Coors Brewing Co.	26,400	1,510,872

		14,677,392

Biotechnology (0.6%)
Genentech, Inc.*	35,900	2,661,267
Gilead Sciences, Inc.*	104,700	4,836,093

		7,497,360

Capital Markets (0.5%)
Ameriprise Financial, Inc.	29,980	1,888,140
Lloyds TSB Group PLC ADR — GB	95,100	4,347,972
NYSE Euronext	9,600	901,152

		7,137,264

Chemicals (1.1%)
Air Products & Chemicals, Inc.	14,700	1,438,395
Dow Chemical Co. (The)	93,100	4,193,224
Monsanto Co.	15,900	1,552,317
PPG Industries, Inc.	59,900	4,476,926
Praxair, Inc.	16,000	1,367,680
Sigma-Aldrich Corp.	15,100	780,217

		13,808,759

Commercial Banks (1.6%)
KeyCorp	130,700	3,718,415
M & T Bank Corp.	6,690	665,521
Regions Financial Corp.	66,300	1,798,056
SunTrust Banks, Inc.	15,440	1,120,944
U.S. Bancorp	174,600	5,789,736
Wells Fargo & Co.	142,000	4,829,420
Zions Bancorp	51,500	3,044,165

		20,966,257

Commercial Services & Supplies (0.4%)
Waste Management, Inc.	107,100	3,897,369
Weight Watchers International, Inc.	35,600	1,824,144

		5,721,513

Communications Equipment (4.8%)
Cisco Systems, Inc.*	564,966	18,677,776
Corning, Inc.	314,020	7,621,265
Harris Corp.	112,300	6,800,888
Nokia Corp. ADR — FI	170,900	6,788,148
QUALCOMM, Inc.	152,400	6,512,052
Research In Motion Ltd.*	128,800	16,036,888

		62,437,017

Computers & Peripherals (3.9%)
Apple, Inc.*	26,100	4,957,695
Hewlett-Packard Co.	458,210	23,680,293
International Business Machines Corp.	125,611	14,585,949
Network Appliance, Inc.*	104,700	3,297,003
Seagate Technology	70,000	1,948,800
Varian Semiconductor Equipment Associates., Inc.*	52,100	2,397,642

		50,867,382

Construction & Engineering (0.1%)
Fluor Corp.	8,800	1,390,400

Consumer Goods (0.1%)
Dolby Laboratories, Inc.*	40,500	1,679,130

Containers & Packaging (0.6%)
Pactiv Corp.*	268,100	7,364,707

16 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Distributor (0.5%)
ProLogis Trust	98,800	$7,087,912

Diversified Financial Services (5.4%)
Bank of America Corp.	395,284	19,084,312
Bank of New York Mellon Corp.	70,500	3,443,925
Citigroup, Inc.	234,977	9,845,536
Franklin Resources, Inc.	39,100	5,070,488
Goldman Sachs Group, Inc.	27,650	6,854,988
Invesco PLC-Sponsored ADR — GB	51,800	1,588,188
J.P. Morgan Chase & Co.	263,430	12,381,210
Merrill Lynch & Co., Inc.	89,600	5,915,392
Morgan Stanley	90,300	6,073,578

		70,257,617

Diversified Telecommunication Services (4.0%)
AT&T, Inc.	1,069,049	44,675,558
Embarq Corp.	90,800	4,805,136
Verizon Communications, Inc.	79,400	3,657,958

		53,138,652

Electric Utilities (2.0%)
Duke Energy Corp.	159,800	3,063,366
Exelon Corp.	29,310	2,426,282
FirstEnergy Corp.	53,490	3,728,253
FPL Group, Inc.	23,500	1,607,870
Northeast Utilities	220,100	6,785,683
Integrys Energy Group, Inc.	18,000	968,580
Portland General Electric Co.	50,900	1,432,835
Progress Energy, Inc.	33,200	1,593,600
Southern Co.	113,000	4,142,580

		25,749,049

Electrical Equipment (1.1%)
Cooper Industries Ltd., Class A	128,660	6,740,497
Emerson Electric Co.	68,100	3,559,587
Rockwell International Corp.	44,900	3,092,712
Superior Essex, Inc.*	39,400	1,310,050

		14,702,846

Electronic Equipment & Instruments (1.0%)
Agilent Technologies, Inc.*	86,000	3,169,100
Au Optronics Corp. ADR — TW	99,400	2,159,962
Avnet, Inc.*	39,900	1,664,628
Jabil Circuit, Inc.	280,200	6,088,746

		13,082,436

Energy Equipment & Services (0.9%)
Schlumberger Ltd.	84,700	8,179,479
Tidewater, Inc.	63,900	3,493,413

		11,672,892

Entertainment (1.4%)
Walt Disney Co. (The)	545,030	18,874,389

Food & Staples Retailing (2.3%)
Delhaize Group ADR — BE	6,100	582,733
Kroger Co.	268,050	7,877,990
Safeway, Inc.	168,800	5,739,200
SYSCO Corp.	204,980	7,028,764
Walgreen Co.	230,400	9,135,360

		30,364,047

Food Products (1.8%)
Campbell Soup Co.	114,740	4,243,085
Corn Products International, Inc.	92,000	3,913,680
General Mills, Inc.	36,700	2,118,691
PepsiCo, Inc.	99,500	7,335,140
Sara Lee Corp.	111,050	1,836,767
Unilever PLC ADR — GB	120,600	4,083,516

		23,530,879

Health Care Equipment & Supplies (0.8%)
Baxter International, Inc.	12,080	724,921
Beckman Coulter, Inc.	60,000	4,249,200
Cardinal Health, Inc.	39,300	2,673,579
PerkinElmer, Inc.	59,400	1,634,688
Stryker Corp.	24,200	1,718,200

		11,000,588

Health Care Providers & Services (2.2%)
AmerisourceBergen Corp.	96,300	4,536,693
Laboratory Corp. of America Holdings*	46,020	3,163,875
McKesson Corp.	77,600	5,129,360
Quest Diagnostics, Inc.	50,400	2,680,272
UnitedHealth Group, Inc.	274,150	13,474,473

		28,984,673

2007 Annual Report 17

Statement of Investments (Continued)
October 31, 2007

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Hotels, Restaurants & Leisure (1.2%)
Brinker International, Inc.	82,200	$2,087,058
Carnival Corp.	40,000	1,919,200
McDonald’s Corp.	116,750	6,969,975
Royal Caribbean Cruises Ltd.	63,200	2,710,016
Starwood Hotels & Resorts Worldwide, Inc.	46,900	2,666,734

		16,352,983

Household Durables (0.2%)
Whirlpool Corp.	35,600	2,818,808

Household Products (3.0%)
Colgate-Palmolive Co.	74,732	5,699,809
Procter & Gamble Co. (The)	484,640	33,692,173

		39,391,982

Industrial Conglomerate (0.7%)
General Electric Co.	224,650	9,246,594

Insurance (7.5%)
ACE Ltd.	71,400	4,327,554
Aetna, Inc.	118,830	6,674,681
Allstate Corp.	80,500	4,218,200
American International Group, Inc.	301,100	19,005,432
Chubb Corp. (The)	105,970	5,653,500
CIGNA Corp.	46,400	2,435,536
Everest Re Group Ltd.	33,300	3,547,782
Hartford Financial Services Group, Inc. (The)	52,600	5,103,778
Lincoln National Corp.	108,500	6,767,145
MBIA, Inc.	50,700	2,182,128
MetLife, Inc.	246,924	17,000,717
Principal Financial Group, Inc.	15,200	1,028,584
Prudential Financial, Inc.	126,860	12,269,899
Travelers Cos., Inc. (The)	30,100	1,571,521
W.R. Berkley Corp.	85,500	2,572,695
XL Capital Ltd., Class A	49,300	3,547,135

		97,906,287

Internet & Catalog Retail (1.2%)
Amazon.com, Inc.*	36,500	3,253,975
eBay, Inc.*	330,600	11,934,660

		15,188,635

Internet Software & Services (1.4%)
Google, Inc., Class A*	25,150	17,781,050

IT Services (0.2%)
Accenture Ltd.	77,640	3,031,842

Leisure Equipment & Products (0.6%)
Mattel, Inc.	178,300	3,724,687
Time Warner, Inc.	247,060	4,511,316

		8,236,003

Life Sciences Tools & Services (0.6%)
Thermo Fisher Scientific, Inc.*	131,200	7,715,872

Machinery (2.3%)
Cummins, Inc.	64,200	7,701,432
Deere & Co.	27,300	4,228,770
Dover Corp.	50,000	2,300,000
Eaton Corp.	38,100	3,527,298
ITT Industries, Inc.	7,100	475,132
Kennametal, Inc.	43,800	3,994,998
Parker Hannifin Corp.	53,950	4,335,962
Terex Corp.*	45,700	3,391,854

		29,955,446

Manufacturing (0.8%)
3M Co.	67,500	5,829,300
Illinois Tool Works, Inc.	84,400	4,832,744
Tyco International Ltd.	10,200	419,934

		11,081,978

Marine (0.1%)(a)
Omega Navigation Enterprises, Inc.	35,650	676,637

Media (1.1%)
Comcast Corp., Class A*	155,200	3,266,960
DIRECTV Group, Inc.*	48,700	1,289,576
Gannett Co.	141,370	5,995,502
News Corp.	159,100	3,447,697

		13,999,735

Metals & Mining (2.5%)
Alcoa, Inc.	146,200	5,788,058
Cameco Corp.	43,800	2,148,390
Freeport-McMoRan Copper & Gold, Inc., Class B	144,720	17,030,650
Nucor Corp.	66,900	4,149,138
Southern Copper Corp.	27,700	3,869,690

		32,985,926

Multi-Utilities (2.7%)
Ameren Corp.	33,300	1,800,198

18 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Multi-Utilities (continued)
CenterPoint Energy, Inc.	349,200	$5,852,592
Consolidated Edison, Inc.	119,100	5,608,419
Detroit Edison Co.	8,800	436,480
PG&E Corp.	64,300	3,146,199
Public Service Enterprise Group, Inc.	130,060	12,433,736
Scana Corp.	69,200	2,808,828
Sempra Energy	46,010	2,830,075

		34,916,527

Multiline Retail (3.4%)
CVS Caremark Corp.	225,800	9,431,666
J.C. Penney Co., Inc.	57,800	3,250,672
Kohl’s Corp.*	108,800	5,980,736
Macy’s, Inc.	175,300	5,614,859
Nordstrom, Inc.	132,760	5,236,054
Target Corp.	143,800	8,823,568
Wal-Mart Stores, Inc.	128,200	5,795,922

		44,133,477

Office Electronics (0.2%)
Xerox Corp.*	129,000	2,249,760

Oil, Gas & Consumable Fuels (9.7%)
Chesapeake Energy Corp.	194,500	7,678,860
Chevron Corp.	94,382	8,636,897
ConocoPhillips	102,686	8,724,203
Eni SpA ADR — IT	6,600	482,328
Exxon Mobil Corp.	486,233	44,728,574
Marathon Oil Corp.	68,300	4,038,579
Noble Energy, Inc.	23,400	1,791,036
Occidental Petroleum Corp.	274,510	18,954,915
Peabody Energy Corp.	103,300	5,758,975
Statoil ASA Sponsored ADR — NO	78,600	2,678,688
Suncor Energy, Inc.	20,800	2,271,984
Total SA ADR — FR	111,400	8,979,954
Valero Energy Corp.	48,100	3,387,683
Williams Cos., Inc. (The)	124,300	4,535,707
XTO Energy, Inc.	77,300	5,131,174

		127,779,557

Paper & Forest Products (0.3%)
MeadWestvaco Corp.	123,600	4,157,904

Pharmaceuticals (5.3%)
Abbott Laboratories	144,090	7,870,196
Bristol-Myers Squibb Co.	445,800	13,369,542
Celgene Corp.*	26,000	1,716,000
Eli Lilly & Co.	132,000	7,147,800
Merck & Co., Inc.	208,200	12,129,732
Pfizer, Inc.	828,212	20,382,297
PharMerica Corp.*	4,702	75,003
Schering-Plough Corp.	202,900	6,192,508

		68,883,078

Real Estate Investment Trusts (REITs) (0.2%)
Ashford Hospitality Trust	221,500	2,179,560
Simon Property Group, Inc.	10,700	1,113,977

		3,293,537

Real Estate Management & Development (0.5%)
CB Richard Ellis Group, Inc., Class A*	276,300	6,736,194

Road & Rail (0.8%)
Norfolk Southern Corp.	57,400	2,964,710
Union Pacific Corp.	56,000	7,170,240

		10,134,950

Semiconductors & Semiconductor Equipment (3.5%)
Applied Materials, Inc.	337,300	6,550,366
Broadcom Corp.*	14,200	462,210
Intel Corp.	810,000	21,789,000
Intersil Corp.	101,300	3,073,442
KLA-Tencor Corp.	55,030	2,897,329
MEMC Electronic Materials, Inc.*	78,400	5,740,448
National Semiconductor Corp.	23,600	593,304
PMC-Sierra, Inc.*	179,200	1,614,592
Taiwan Semiconductor Manufacturing Co. Ltd. ADR — TW	1	11
Texas Instruments, Inc.	102,000	3,325,200

		46,045,902

Service Company (0.1%)
Hertz Global Holdings, Inc.*	32,000	693,760

Software (4.1%)
Adobe Systems, Inc.*	27,200	1,302,880
Cadence Design Systems, Inc.*	38,500	754,600
Check Point Software Technologies Ltd.*	13,300	335,958
Microsoft Corp.	1,115,300	41,054,193
Oracle Corp.*	261,000	5,786,370
SAP AG ADR-DE	64,770	3,515,716
Symantec Corp.*	50,700	952,146

2007 Annual Report 19

Statement of Investments (Continued)
October 31, 2007

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Software (continued)
Synopsys, Inc.*	20,000	$565,200

		54,267,063

Specialty Retail (1.2%)
Gap, Inc. (The)	46,470	878,283
Nike, Inc.	100,800	6,679,008
OfficeMax, Inc.	72,700	2,300,955
TJX Cos., Inc.	190,870	5,521,869

		15,380,115

Thrifts & Mortgage Finance (1.0%)
Fannie Mae	153,930	8,780,167
Freddie Mac	82,530	4,310,542

		13,090,709

Tobacco (0.1%)
Reynolds American, Inc.	28,300	1,823,369

Trading Companies & Distributors (0.4%)
Grainger (W.W.), Inc.	62,000	$5,575,040

Wireless Telecommunication Services (0.3%)
Sprint Nextel Corp.	261,100	4,464,810
Vodafone Group PLC ADR — GB	1	39

		4,464,849

Total Common Stocks (Cost $1,220,863,416)		1,302,585,611

Repurchase Agreements (2.7%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $15,813,608, collateralized by U.S. Government Agency Mortgages with a market value of $16,127,725	$15,811,495	15,811,495
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $19,718,074, collateralized by U.S. Government Agency Mortgages with a market value of $20,109,749	19,715,440	19,715,440

Total Repurchase Agreements (Cost $35,526,935)		35,526,935

Securities Purchased with Collateral for Securities On Loan (0.2%)
	Shares or
	Principal Amount	Value

Repurchase Agreements (0.2%)
Barclays Capital, 4.92%, dated 10/31/07, due 11/01/07, repurchase price $2,585,803, collateralized by U.S. Government Agency Mortgages with a market value of $2,637,159	2,585,450	2,585,450

Total Securities Purchased with Collateral for Securities On Loan (Cost $2,585,450)		2,585,450

Total Investments (Cost $1,258,975,801) (b) — 102.2%		1,340,697,996
Liabilities in excess of other assets — (2.2)%		(28,964,927)

NET ASSETS — 100.0%		$1,311,733,069

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of October 31, 2007.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

BE	Belgium

DE	Germany

FI	Finland

FR	France

GB	United Kingdom

IT	Italy

NO	Norway

TW	Taiwan

See Accompanying Notes to Financial Statements

20 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

	Nationwide	Nationwide
	Growth Fund	Fund

Assets:
Investments, at value (Cost $191,188,597 and $1,258,975,801)*	$219,305,319	$1,340,697,996
Cash	–	874,295
Interest and dividends receivable	105,747	1,449,797
Receivable for capital shares issued	650,596	6,468
Receivable for investments sold	9,047,243	30,604,493
Prepaid expenses and other assets	8,576	6,627

Total Assets	229,117,481	1,373,639,676

Liabilities:
Payable to custodian	426,531	–
Payable for investments purchased	7,166,371	56,902,130
Payable for capital shares redeemed	802,846	823,769
Payable upon return of securities loaned	2,201,350	2,585,450
Accrued expenses and other payables:
Investment advisory fees	108,953	637,300
Fund administration and transfer agent fees	139,584	443,746
Distribution fees	9,391	41,556
Administrative servicing fees	10,815	176,119
Trustee fees	632	3,665
Compliance program costs (Note 3)	5,615	32,332
Custodian fees	12,066	13,066
Other	106,439	247,474

Total Liabilities	10,990,593	61,906,607

Net Assets	$218,126,888	$1,311,733,069

Represented by:
Capital	$402,712,815	$1,043,048,454
Accumulated net investment income (loss)	–	464,671
Accumulated net realized gains (losses) from investment transactions	(212,702,649)	186,497,749
Net unrealized appreciation on investments	28,116,722	81,722,195

Net Assets	$218,126,888	$1,311,733,069

NET ASSETS:
Class A Shares	$18,240,558	$124,572,619
Class B Shares	4,288,651	17,114,110
Class C Shares	2,743,798	817,742
Class D Shares	192,849,322	1,169,204,760
Class R Shares	1,602	22,345
Institutional Service Class Shares	1,475	–
Institutional Class Shares	1,482	1,493

Total	$218,126,888	$1,311,733,069

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,995,764	5,821,184
Class B Shares	516,644	831,191
Class C Shares	330,600	39,772
Class D Shares	20,619,165	55,256,670
Class R Shares	174	1,056
Institutional Service Class Shares	158	–
Institutional Class Shares	159	71

Total	23,462,664	61,949,944

* Includes value of securities on loan of $2,278,259 and $2,569,114.

See accompanying notes to financial statements.

2007 Annual Report 21

Statements of Assets and Liabilities (Continued)

	Nationwide		Nationwide
	Growth Fund		Fund

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.14		$21.40
Class B Shares (b)	$8.30		$20.59
Class C Shares (c)	$8.30		$20.56
Class D Shares	$9.35		$21.16
Class R Shares	$9.20	(a)	$21.16
Institutional Service Class Shares	$9.36	(a)	$–
Institutional Class Shares	$9.34	(a)	$21.18 (a)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.70		$22.71
Class D Shares	$9.79		$22.16
Maximum Sales Charge:
Class A Shares	5.75%		5.75%

Class D Shares	4.50%		4.50%

(a)	The NAV reported above represents the traded NAV at October 31, 2007.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

22 Annual Report 2007

Statements of Operations
For the Year Ended October 31, 2007

	Nationwide	Nationwide
	Growth Fund	Fund

INVESTMENT INCOME:
Interest income	$49,766	$1,005,407
Dividend income	2,089,362	22,668,902
Income from securities lending	55,792	168,321

Total Income	2,194,920	23,842,630

Expenses:
Investment advisory fees	1,216,547	7,416,847
Fund administration and transfer agent fees	262,299	1,332,187
Distribution fees Class A	35,412	300,380
Distribution fees Class B	42,607	184,076
Distribution fees Class C	11,247	8,246
Distribution fees Class R	7	35
Administrative servicing fees Class A	8,556	5,750
Administrative servicing fees Class D	133	542,392
Administrative servicing fees Class R	2	4
Registration and filing fees	59,409	66,405
Trustee fees	9,148	58,298
Compliance program costs (Note 3)	5,300	30,430
Custodian fees	17,995	76,305
Other	85,868	286,709

Total expenses before waived expenses	1,754,530	10,308,064
Earnings credit (Note 5)	(8,945)	(34,448)
Expenses voluntarily waived by Administrator	(1,890)	(12,095)

Net Expenses	1,743,695	10,261,521

Net Investment Income	536,132	13,581,109

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains on investment transactions	36,033,676	202,844,034
Net change in unrealized appreciation/(depreciation) on investments	13,310,430	(20,170,268)

Net realized/unrealized gains from investments	49,344,106	182,673,766

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$49,795,331	$196,254,875

See accompanying notes to financial statements.

2007 Annual Report 23

Statements of Changes in Net Assets

	Nationwide Growth Fund		Nationwide Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$451,225	$(40,916)	$13,581,109	$14,069,959
Net realized gains on investment transactions	36,033,676	9,715,964	202,844,034	126,006,040
Net change in unrealized appreciation/(depreciation) investments	13,310,430	7,798,333	(20,170,268)	38,463,505

Change in net assets resulting from operations	49,795,331	17,473,381	196,254,875	178,539,504

Distributions to Shareholders From:
Net investment income:
Class A	(38,227)	–	(1,016,241)	(998,645)
Class B	(2,922)	–	(24,434)	(34,154)
Class C	(3,889)	–	(1,060)	(1,534)
Class D	(522,413)	–	(12,268,152)	(12,514,256)
Class R	(3)	–	(48)	(11)
Institutional Service Class	(4)	–	–	–
Institutional Class	(4)	–	(15)	(71,109)
Net realized gains:
Class A	–	–	(12,712,838)	(15,547,435)
Class B	–	–	(2,146,971)	(3,901,458)
Class C	–	–	(85,253)	(119,900)
Class D	–	–	(122,380,347)	(150,621,311)
Class R	–	–	(153)	(165)
Institutional Class	–	–	(140)	(536,929)

Change in net assets from shareholder distributions	(567,462)	–	(150,635,652)	(184,346,907)

Change in net assets from capital transactions	(31,661,817)	(54,939,533)	(21,189,211)	7,041,515

Change in net assets	17,566,052	(37,466,152)	24,430,012	1,234,112

Net Assets:
Beginning of period	200,560,836	238,026,988	1,287,303,057	1,286,068,945

End of period	$218,126,888	$200,560,836	$1,311,733,069	$1,287,303,057

Accumulated net investment income at end of period	$–	$–	$464,671	$449,169

See accompanying notes to financial statements.

24 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund		Nationwide Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,101,882	$6,945,679	$13,183,844	$18,217,067
Dividends reinvested	33,234	–	11,323,137	12,209,812
Cost of shares redeemed(a)	(3,218,972)	(25,529,945)	(22,205,788)	(31,700,701)

Total Class A	1,916,144	(18,584,266)	2,301,193	(1,273,822)

Class B Shares
Proceeds from shares issued	410,462	314,138	1,250,817	1,576,683
Dividends reinvested	2,766	–	2,159,733	3,905,807
Cost of shares redeemed(a)	(1,560,370)	(1,532,582)	(7,211,022)	(14,328,852)

Total Class B	(1,147,142)	(1,218,444)	(3,800,472)	(8,846,362)

Class C Shares
Proceeds from shares issued	1,895,000	244,813	123,923	70,281
Dividends reinvested	898	–	49,986	73,238
Cost of shares redeemed(a)	(258,944)	(64,806)	(253,406)	(240,654)

Total Class C	1,636,954	180,007	(79,497)	(97,135)

Class D Shares
Proceeds from shares issued	5,100,644	6,652,182	31,401,670	46,676,857
Dividends reinvested	508,259	981	127,824,105	154,677,329
Cost of shares redeemed(a)	(39,676,689)	(41,969,991)	(168,253,592)	(190,742,773)

Total Class D	(34,067,786)	(35,316,828)	(9,027,817)	10,611,413

Class R Shares
Proceeds from shares issued	75	150	20,184	150
Dividends reinvested	3	–	160	176
Cost of shares redeemed(a)	(73)	(152)	(148)	(151)

Total Class R	5	(2)	20,196	175

Institutional Service Class Shares
Dividends reinvested	4	–	–	–

Total Institutional Service Class	4	–	–	–

Institutional Class Shares
Proceeds from shares issued	10	–	744,789	7,571,445
Dividends reinvested	4	–	156	608,038
Cost of shares redeemed(a)	(10)	–	(11,347,759)	(1,532,237)

Total Institutional Class	4	–	(10,602,814)	6,647,246

Change in net assets from capital transactions:	$(31,661,817)	$(54,939,533)	$(21,189,211)	$7,041,515

See accompanying notes to financial statements.

2007 Annual Report 25

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund		Nationwide Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

SHARE TRANSACTIONS:
Class A Shares
Issued	617,807	992,370	648,476	917,418
Reinvested	3,851	–	586,328	638,706
Redeemed	(404,793)	(3,618,467)	(1,096,792)	(1,586,139)

Total Class A Shares	216,865	(2,626,097)	138,012	(30,015)

Class B Shares
Issued	56,212	49,039	64,369	81,775
Reinvested	352	–	116,429	211,436
Redeemed	(215,658)	(239,296)	(369,571)	(747,747)

Total Class B Shares	(159,094)	(190,257)	(188,773)	(454,536)

Class C Shares
Issued	246,010	38,755	6,493	3,749
Reinvested	114	–	2,697	3,969
Redeemed	(33,597)	(9,984)	(12,651)	(12,035)

Total Class C Shares	212,527	28,771	(3,461)	(4,317)

Class D Shares
Issued	625,648	928,766	1,575,721	2,358,326
Reinvested	57,561	103	6,691,463	8,171,421
Redeemed	(4,886,618)	(5,883,831)	(8,388,888)	(9,690,309)

Total Class D Shares	(4,203,409)	(4,954,962)	(121,704)	839,438

Class R Shares
Issued	9	21	987	8
Reinvested	– (b)	–	8	9
Redeemed	(9)	(21)	(7)	(8)

Total Class R Shares	– (b)	–	988	9

Institutional Service Class Shares
Reinvested	– (b)	–	–	–

Total Institutional Service Class Shares	– (b)	–	–	–

Institutional Class Shares
Issued	1	–	35,694	383,788
Reinvested	– (b)	–	8	32,099
Redeemed	(1)	–	(533,299)	(78,889)

Total Institutional Class Shares	– (b)	–	(497,597)	336,998

Total change in shares:	(3,933,111)	(7,742,545)	(672,535)	687,577

(a)	Includes redemption fees, if any

(b)	Amount less than 1 share

See accompanying notes to financial statements.

26 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Growth Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains	Total from
	Beginning	Income		(Losses) on	Investment
	of Period	(Loss)		Investments	Activities

Class A Shares
Year Ended October 31, 2003	$4.74	(0.01)		1.19	1.18
Year Ended October 31, 2004	$5.92	(0.02)		0.18	0.16
Year Ended October 31, 2005	$6.08	(0.01)		0.63	0.62
Year Ended October 31, 2006	$6.69	(0.04)		0.55	0.51
Year Ended October 31, 2007 (h)	$7.20	–	(j)	1.96	1.96
Class B Shares
Year Ended October 31, 2003	$4.44	(0.04)		1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)		0.15	0.10
Year Ended October 31, 2005	$5.61	(0.05)		0.59	0.54
Year Ended October 31, 2006	$6.15	(0.07)		0.50	0.43
Year Ended October 31, 2007 (h)	$6.58	(0.05)		1.78	1.73
Class C Shares
Year Ended October 31, 2003	$4.44	(0.04)		1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)		0.16	0.11
Year Ended October 31, 2005	$5.62	(0.04)		0.58	0.54
Year Ended October 31, 2006	$6.16	(0.05)		0.47	0.42
Year Ended October 31, 2007 (h)	$6.58	(0.06)		1.79	1.73
Class D Shares
Year Ended October 31, 2003	$4.79	–	(j)	1.21	1.21
Year Ended October 31, 2004	$6.00	–	(j)	0.17	0.17
Year Ended October 31, 2005	$6.17	0.01		0.65	0.66
Year Ended October 31, 2006	$6.81	–	(j)	0.54	0.54
Year Ended October 31, 2007 (h)	$7.35	0.02		2.00	2.02

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
						Net Assets	Ratio of
	Net			Net Asset		at End	Expenses
	Investment		Total	Value, End	Total	Period	to Average
	Income		Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–		–	$5.92	24.89%	$6,529	1.13%
Year Ended October 31, 2004	–		–	$6.08	2.70%	$30,641	1.19%
Year Ended October 31, 2005	(0.01)		(0.01)	$6.69	10.22%	$29,467	1.34%
Year Ended October 31, 2006	–		–	$7.20	7.62%	$12,816	1.15%
Year Ended October 31, 2007 (h)	(0.02)		(0.02)	$9.14	27.24%	$18,241	1.12%
Class B Shares
Year Ended October 31, 2003	–		–	$5.51	24.10%	$3,980	1.84%
Year Ended October 31, 2004	–		–	$5.61	1.81%	$5,817	1.84%
Year Ended October 31, 2005	–		–	$6.15	9.63%	$5,325	1.98%
Year Ended October 31, 2006	–		–	$6.58	6.99%	$4,445	1.80%
Year Ended October 31, 2007 (h)	(0.01)		(0.01)	$8.30	26.23%	$4,289	1.81%
Class C Shares
Year Ended October 31, 2003	–		–	$5.51	24.10%	$101	1.84%
Year Ended October 31, 2004	–		–	$5.62	2.00%	$248	1.84%
Year Ended October 31, 2005	–		–	$6.16	9.61%	$550	2.03%
Year Ended October 31, 2006	–		–	$6.58	6.82%	$777	1.77%
Year Ended October 31, 2007 (h)	(0.01)		(0.01)	$8.30	26.37%	$2,744	1.79%
Class D Shares
Year Ended October 31, 2003	–		–	$6.00	25.26%	$235,758	0.86%
Year Ended October 31, 2004	–	(j)	–	$6.17	2.87%	$216,843	0.85%
Year Ended October 31, 2005	(0.02)		(0.02)	$6.81	10.74%	$202,682	0.99%
Year Ended October 31, 2006	–		–	$7.35	7.93%	$182,519	0.80%
Year Ended October 31, 2007 (h)	(0.02)		(0.02)	$9.35	27.57%	$192,849	0.81%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of
			Ratio of Net		Investment
	Ratio of Net		Expenses		Income (Loss)
	Investment		(Prior to		(Prior to
	Income (Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	(0.22%	)		(g)		(g)	281.63%
Year Ended October 31, 2004	(0.36%	)		(g)		(g)	286.06%
Year Ended October 31, 2005	(0.14%	)		(g)		(g)	281.51%
Year Ended October 31, 2006	(0.29%	)	1.15%		(0.29%	)	284.67%
Year Ended October 31, 2007 (h)	(0.05%	)	1.12%		(0.06%	)	262.81%
Class B Shares
Year Ended October 31, 2003	(0.93%	)		(g)		(g)	281.63%
Year Ended October 31, 2004	(1.00%	)		(g)		(g)	286.06%
Year Ended October 31, 2005	(0.78%	)		(g)		(g)	281.51%
Year Ended October 31, 2006	(0.94%	)	1.80%		(0.94%	)	284.67%
Year Ended October 31, 2007 (h)	(0.72%	)	1.82%		(0.73%	)	262.81%
Class C Shares
Year Ended October 31, 2003	(0.95%	)		(g)		(g)	281.63%
Year Ended October 31, 2004	(1.01%	)		(g)		(g)	286.06%
Year Ended October 31, 2005	(0.96%	)		(g)		(g)	281.51%
Year Ended October 31, 2006	(0.93%	)	1.77%		(0.93%	)	284.67%
Year Ended October 31, 2007 (h)	(0.79%	)	1.79%		(0.80%	)	262.81%
Class D Shares
Year Ended October 31, 2003	0.05%			(g)		(g)	281.63%
Year Ended October 31, 2004	(0.01%	)		(g)		(g)	286.06%
Year Ended October 31, 2005	0.21%			(g)		(g)	281.51%
Year Ended October 31, 2006	0.05%		0.80%		0.05%		284.67%
Year Ended October 31, 2007 (h)	0.27%		0.82%		0.26%		262.81%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	There were no fee reductions during the period.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	The amount is less than $0.005.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 27

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Growth Fund (continued)

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains	Total from
	Beginning	Income		(Losses) on	Investment
	of Period	(Loss)		Investments	Activities

Class R Shares
Period Ended October 31, 2003 (f)	$5.76	(0.01)		0.25	0.24
Year Ended October 31, 2004	$6.00	(0.03)		0.18	0.15
Year Ended October 31, 2005	$6.15	(0.01)		0.64	0.63
Year Ended October 31, 2006	$6.77	(0.03)		0.53	0.50
Year Ended October 31, 2007 (h)	$7.27	(0.04)		1.98	1.94
Institutional Service Class Shares
Year Ended October 31, 2003	$4.79	–	(j)	1.22	1.22
Year Ended October 31, 2004 (h)	$6.01	0.01		0.17	0.18
Year Ended October 31, 2005	$6.19	–	(j)	0.65	0.65
Year Ended October 31, 2006	$6.82	–	(j)	0.54	0.54
Year Ended October 31, 2007 (h)	$7.36	0.02		2.00	2.02
Institutional Class Shares
Period Ended October 31, 2004 (i)	$6.34	–	(j)	(0.17)	(0.17)
Year Ended October 31, 2005	$6.17	–	(j)	0.65	0.65
Year Ended October 31, 2006	$6.80	–	(j)	0.54	0.54
Year Ended October 31, 2007 (h)	$7.34	0.02		2.01	2.03

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Growth F	Nationwide Growth Fund (continued)

	Distributions						Ratios / Supplemental Data
							Net Assets	Ratio of
	Net			Net Asset			at End	Expenses
	Investment		Total	Value, End	Total		Period	to Average
	Income		Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class R Shares
Period Ended October 31, 2003 (f)	–		–	$6.00	4.17%		$1	1.42%
Year Ended October 31, 2004	–		–	$6.15	2.50%		$1	1.29%
Year Ended October 31, 2005	(0.01)		(0.01)	$6.77	10.28%		$1	1.29%
Year Ended October 31, 2006	–		–	$7.27	7.39%		$1	1.28%
Year Ended October 31, 2007 (h)	(0.01)		(0.01)	$9.20	26.76%		$2	1.48%
Institutional Service Class Shares
Year Ended October 31, 2003	–		–	$6.01	25.47%		$75,002	0.84%
Year Ended October 31, 2004 (h)	–	(j)	–	$6.19	3.03%		$1	0.84%
Year Ended October 31, 2005	(0.02)		(0.02)	$6.82	10.55%		$1	1.04%
Year Ended October 31, 2006	–		–	$7.36	7.92%		$1	0.80%
Year Ended October 31, 2007 (h)	(0.02)		(0.02)	$9.36	27.53%		$1	0.81%
Institutional Class Shares
Period Ended October 31, 2004 (i)	–		–	$6.17	(2.68%	)	$1	0.80%
Year Ended October 31, 2005	(0.02)		(0.02)	$6.80	10.59%		$1	1.04%
Year Ended October 31, 2006	–		–	$7.34	7.94%		$1	0.79%
Year Ended October 31, 2007 (h)	(0.03)		(0.03)	$9.34	27.61%		$1	0.81%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Nationwide Growth F	Nationwide Growth Fund (continued)

	Ratios / Supplemental Data
					Ratio of
			Ratio of Net		Investment
	Ratio of Net		Expenses		Income (Loss)
	Investment		(Prior to		(Prior to
	Income (Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class R Shares
Period Ended October 31, 2003 (f)	(0.76%	)	1.52%		0.86%		281.63%
Year Ended October 31, 2004	(0.46%	)		(g)		(g)	286.06%
Year Ended October 31, 2005	(0.14%	)		(g)		(g)	281.51%
Year Ended October 31, 2006	(0.47%	)	1.28%		(0.47%	)	284.67%
Year Ended October 31, 2007 (h)	(0.44%	)	1.49%		(0.44%	)	262.81%
Institutional Service Class Shares
Year Ended October 31, 2003	0.06%			(g)		(g)	281.63%
Year Ended October 31, 2004 (h)	0.22%			(g)		(g)	286.06%
Year Ended October 31, 2005	0.11%			(g)		(g)	281.51%
Year Ended October 31, 2006	0.02%		0.80%		0.02%		284.67%
Year Ended October 31, 2007 (h)	0.22%		0.81%		0.22%		262.81%
Institutional Class Shares
Period Ended October 31, 2004 (i)	(0.06%	)		(g)		(g)	286.06%
Year Ended October 31, 2005	0.11%			(g)		(g)	281.51%
Year Ended October 31, 2006	0.02%		0.79%		0.02%		284.67%
Year Ended October 31, 2007 (h)	0.23%		0.81%		0.23%		262.81%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	The amount is less than $0.005.
See accompanying notes to financial statements.

28 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net
	Beginning	Income	(Losses) on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11	(0.09)
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94	(0.06)
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)
Year Ended October 31, 2007 (i)	$20.75	0.18	2.89	3.07	(0.17)
Class B Shares
Year Ended October 31, 2003	$14.72	– (j)	2.94	2.94	(0.01)
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81	–
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)
Year Ended October 31, 2007 (i)	$20.05	0.03	2.79	2.82	(0.03)
Class C Shares
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94	(0.01)
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81	(0.01)
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)
Year Ended October 31, 2007 (i)	$20.03	0.03	2.78	2.81	(0.03)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Year Ended October 31, 2003	–	(0.09)	$18.08	20.74%	$571,918	1.13%
Year Ended October 31, 2004	–	(0.06)	$18.96	5.22%	$447,884	1.10%
Year Ended October 31, 2005	(0.08)	(0.26)	$20.94	11.88%	$119,615	1.14%
Year Ended October 31, 2006	(2.81)	(2.98)	$20.75	14.65%	$117,938	1.04%
Year Ended October 31, 2007 (i)	(2.25)	(2.42)	$21.40	16.17%	$124,573	0.97%
Class B Shares
Year Ended October 31, 2003	–	(0.01)	$17.65	19.99%	$35,564	1.79%
Year Ended October 31, 2004	–	–	$18.46	4.59%	$35,073	1.76%
Year Ended October 31, 2005	(0.08)	(0.18)	$20.32	11.09%	$29,960	1.79%
Year Ended October 31, 2006	(2.81)	(2.84)	$20.05	13.83%	$20,455	1.76%
Year Ended October 31, 2007 (i)	(2.25)	(2.28)	$20.59	15.32%	$17,114	1.71%
Class C Shares
Year Ended October 31, 2003	–	(0.01)	$17.65	20.00%	$714	1.79%
Year Ended October 31, 2004	–	(0.01)	$18.45	4.58%	$989	1.76%
Year Ended October 31, 2005	(0.08)	(0.18)	$20.30	11.04%	$965	1.79%
Year Ended October 31, 2006	(2.81)	(2.84)	$20.03	13.89%	$866	1.75%
Year Ended October 31, 2007 (i)	(2.25)	(2.28)	$20.56	15.27%	$818	1.71%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
			Ratio of		Investment
	Ratio of Net		Expenses		Income (Loss)
	Investment		(Prior to		(Prior to
	Income (Loss)		Reimbursements)		Reimbursements)
	to Average		to Average		to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class A Shares
Year Ended October 31, 2003	0.57%			(g)		(g)	120.02%
Year Ended October 31, 2004	0.35%			(g)		(g)	144.61%
Year Ended October 31, 2005	1.64%			(g)		(g)	145.66%
Year Ended October 31, 2006	0.91%		1.04%		0.91%		245.80%
Year Ended October 31, 2007 (i)	0.88%		0.97%		0.87%		373.30%
Class B Shares
Year Ended October 31, 2003	(0.06%	)		(g)		(g)	120.02%
Year Ended October 31, 2004	(0.30%	)		(g)		(g)	144.61%
Year Ended October 31, 2005	0.25%			(g)		(g)	145.66%
Year Ended October 31, 2006	0.21%		1.76%		0.21%		245.80%
Year Ended October 31, 2007 (i)	0.14%		1.72%		0.14%		373.30%
Class C Shares
Year Ended October 31, 2003	(0.16%	)		(g)		(g)	120.02%
Year Ended October 31, 2004	(0.32%	)		(g)		(g)	144.61%
Year Ended October 31, 2005	0.27%			(g)		(g)	145.66%
Year Ended October 31, 2006	0.20%		1.75%		0.20%		245.80%
Year Ended October 31, 2007 (i)	0.15%		1.72%		0.15%		373.30%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	Amount is less than $0.005.

See accompanying notes to financial statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 29

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Fund (continued)

						Distributions
		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized	Total
	Value,	Investment		Gains	from	Net
	Beginning	Income		(Losses) on	Investment	Investment
	of Period	(Loss)		Investments	Activities	Income

Class D Shares
Year Ended October 31, 2003	$14.96	0.13		3.00	3.13	(0.13)
Year Ended October 31, 2004	$17.96	0.12		0.88	1.00	(0.13)
Year Ended October 31, 2005	$18.83	0.23		2.04	2.27	(0.26)
Year Ended October 31, 2006	$20.76	0.23		2.59	2.82	(0.22)
Year Ended October 31, 2007 (i)	$20.55	0.22		2.86	3.08	(0.22)
Class R Shares
Period Ended October 31, 2003 (f)	$17.32	–	(j)	0.63	0.63	–
Year Ended October 31, 2004	$17.95	0.03		0.88	0.91	(0.03)
Year Ended October 31, 2005	$18.83	0.19		2.05	2.24	(0.21)
Year Ended October 31, 2006	$20.78	0.18		2.60	2.78	(0.17)
Year Ended October 31, 2007 (i)	$20.58	0.10		2.82	2.92	(0.09)
Institutional Class Shares
Period Ended October 31, 2004 (h)	$19.00	0.03		(0.17)	(0.14)	(0.03)
Year Ended October 31, 2005	$18.83	0.24		2.04	2.28	(0.27)
Year Ended October 31, 2006	$20.76	0.22		2.61	2.83	(0.23)
Year Ended October 31, 2007 (i)	$20.55	0.41		2.70	3.11	(0.23)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Net Assets	Ratio of
	Net		Net Asset			at End of	Expenses
	Realized	Total	Value, End	Total		Period	to Average
	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class D Shares
Year Ended October 31, 2003	–	(0.13)	$17.96	21.07%		$1,240,520	0.85%
Year Ended October 31, 2004	–	(0.13)	$18.83	5.59%		$1,161,934	0.82%
Year Ended October 31, 2005	(0.08)	(0.34)	$20.76	12.11%		$1,132,192	0.85%
Year Ended October 31, 2006	(2.81)	(3.03)	$20.55	14.95%		$1,137,817	0.80%
Year Ended October 31, 2007 (i)	(2.25)	(2.47)	$21.16	16.38%		$1,169,205	0.76%
Class R Shares
Period Ended October 31, 2003 (f)	–	–	$17.95	3.64%		$1	1.52%
Year Ended October 31, 2004	–	(0.03)	$18.83	5.08%		$1	1.27%
Year Ended October 31, 2005	(0.08)	(0.29)	$20.78	11.95%		$1	0.96%
Year Ended October 31, 2006	(2.81)	(2.98)	$20.58	14.71%		$1	0.96%
Year Ended October 31, 2007 (i)	(2.25)	(2.34)	$21.16	15.45%		$22	1.26%
Institutional Class Shares
Period Ended October 31, 2004 (h)	–	(0.03)	$18.83	(0.74%	)	$341	0.78%
Year Ended October 31, 2005	(0.08)	(0.35)	$20.76	12.19%		$3,335	0.81%
Year Ended October 31, 2006	(2.81)	(3.04)	$20.55	15.01%		$10,226	0.74%
Year Ended October 31, 2007 (i)	(2.25)	(2.48)	$21.18	16.52%		$1	0.71%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
		Ratio of		Investment
	Ratio of Net	Expenses		Income (Loss)
	Investment	(Prior to		(Prior to
	Income (Loss)	Reimbursements)		Reimbursements)
	to Average	to Average		to Average		Portfolio
	Net Assets (c)	Net Assets (c) (d)		Net Assets (c) (d)		Turnover (e)

Class D Shares
Year Ended October 31, 2003	0.89%		(g)		(g)	120.02%
Year Ended October 31, 2004	0.64%		(g)		(g)	144.61%
Year Ended October 31, 2005	1.17%		(g)		(g)	145.66%
Year Ended October 31, 2006	1.14%	0.80%		1.14%		245.80%
Year Ended October 31, 2007 (i)	1.08%	0.76%		1.08%		373.30%
Class R Shares
Period Ended October 31, 2003 (f)	0.07%	1.62%		(0.03%	)	120.02%
Year Ended October 31, 2004	0.16%		(g)		(g)	144.61%
Year Ended October 31, 2005	0.95%		(g)		(g)	145.66%
Year Ended October 31, 2006	0.93%	0.96%		0.93%		245.80%
Year Ended October 31, 2007 (i)	0.50%	1.26%		0.50%		373.30%
Institutional Class Shares
Period Ended October 31, 2004 (h)	0.54%		(g)		(g)	144.61%
Year Ended October 31, 2005	0.81%		(g)		(g)	145.66%
Year Ended October 31, 2006	1.11%	0.74%		1.11%		245.80%
Year Ended October 31, 2007 (i)	1.98%	0.71%		1.98%		373.30%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	Amount is less than $0.005.

See accompanying notes to financial statements.

30 Annual Report 2007

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Money Market Fund (Prime Shares) returned 4.94% versus 5.28% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 333 funds as of Oct. 31, 2007) was 4.55% during the same time period.

Can you describe the market environment during the reporting period?

Interest rates were slightly lower at the end of the reporting period, because the Federal Reserve Board is in the midst of adjusting the federal funds rate lower. Inflation, as measured by the Consumer Price Index (CPI), increased 2.4% for the 12 months ended Oct. 31, 2007. This measure is among those at the center of attention for the Federal Reserve, because the expectation for the coming months is that inflation will continue to face modest pressure. Within such an environment, the Fed appears likely to continue to address any concerns quickly, including adjusting the federal funds rate as necessary. Ultimately, as the strains on the financial markets begin to ease, expectations for the federal funds rate will stabilize.

Short-term liquidity and credit concerns were at the forefront of investors’ minds late in the reporting period. Pressures continue to mount in the marketplace, with reduced liquidity affecting multiple asset classes, including money market securities.

What areas detracted from Fund performance?

As liquidity became a primary market factor, the Fund was able to maintain its liquidity, although certain specific debt issuers came under market pressure. Certain of the highest-yielding securities held by the Fund have either matured or were called away by issuers, detracting from the Fund’s returns. Increased liquidity needs prevented the Fund from obtaining better yields, as did market volatility and investor nervousness.

What areas of investment provided the most positive relative returns for the Fund?

Longer-dated bank debt obligations continued to offer the highest yields for the Fund. Certain floating-rate notes and step-up securities added incremental yield for the Fund and remain instrumental in the achieving of above-average returns. The Fund benefited from a lengthened weighted average maturity amid an environment of flat or decreasing interest rates.

What is your outlook for the near term?

While certain specific economic indicators are difficult to forecast, the general assessment of the economy is that the offsetting upside risks of inflation approximate the downside risks. As various developments continue to affect economic prospects, the Fed will continue to diligently monitor economic signs and manage for moderate growth. Investor liquidity still is the foremost concern as returns remain secondary to security. Interest rates are expected to go lower, because the Fed is likely to cut interest rates again. Exposure to asset-backed securities will be closely monitored to ensure compliance with our established credit standards.

Portfolio Manager:

Daniel Blevins, CFA

2007 Annual Report 31

Nationwide Money Market Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Expense
	1 Yr.	5 Yr.	10 Yr.	Ratio*

Institutional Class Shares [1]	5.01%	2.65%	3.42%	0.54%

Service Class Shares[1]	4.82%	2.45%	3.27%	0.75%

Prime Shares	4.94%	2.59%	3.38%	0.59%

There is no sales charge (SC) on the shares of the Money Market Fund. Past performance is no guarantee of future results. An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although this Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

*	As of October 31, 2006. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/07. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32 Annual Report 2007

Nationwide Money Market Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Money Market Fund			05/01/07	10/31/07	During Period*	Expense Ratio*

Institutional Class	Actual		$1,000.00	$1,025.00	$2.65	0.52%
	Hypothetical	[1]	$1,000.00	$1,022.58	$2.65	0.52%

Service Class	Actual		$1,000.00	$1,024.40	$3.27	0.64%
	Hypothetical	[1]	$1,000.00	$1,021.97	$3.27	0.64%

Prime	Actual		$1,000.00	$1,024.80	$2.91	0.57%
	Hypothetical	[1]	$1,000.00	$1,022.33	$2.91	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 33

Nationwide Money Market Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Commercial Paper	48.6%
Asset-Backed Commercial Paper	17.4%
Floating Rate Notes	12.7%
Certificates of Deposit	6.9%
Corporate Bonds	6.9%
Money Market Funds	3.8%
Municipal Bonds	2.0%
Government Mortgage Backed Agencies	1.8%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Banks	3.5%
Diversified Financial Services	2.0%
Consumer Finance	1.5%
Insurance	1.4%
Other	91.6%

100.0%

Top Holdings

Goldman Financial Square Prime, 5.10%, 11/01/07	2.9%
HBOS Treasury Services, 5.45%, 12/17/07	2.5%
Florida Hurricane Catastrophe, 5.30%, 08/15/11	2.0%
Golden Funding Corp., 4.96%, 11/13/07	1.9%
Federal Home Loan Bank, 5.26%, 11/01/07	1.8%
Goldman Sachs Group, Inc., 5.08%, 08/22/08	1.5%
Kitty Hawk Funding Corp., 4.93%, 01/15/08	1.5%
KBC Financial Products International Ltd., 5.53%, 12/12/07	1.5%
Telstra Corp., 5.06%, 01/09/08	1.5%
Sandlot Funding LLC, 5.25%, 12/11/07	1.4%
Other	81.5%

100.0%

34 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Money Market Fund

Asset-Backed Commercial Paper (17.4%) (a)

	Shares or
	Principal Amount	Value

ASSET-BACKED — DOMESTIC (1.7%)
Harrier Financial Funding LLC
5.21%, 01/25/08	$5,000,000	$4,938,493
Sandlot Funding LLC
5.25%, 12/11/07	28,008,000	27,844,620

		32,783,113

ASSET-BACKED — MULTI-SELLER (0.5%)
Sandlot Funding LLC
5.26%, 11/09/07	10,000,000	9,988,311

ASSET-BACKED — REPURCHASE AGREEMENT (1.8%)
Liquid Funding Ltd.
5.26%, 11/01/07	20,000,000	20,000,000
5.27%, 12/20/07	16,000,000	15,885,231

		35,885,231

ASSET-BACKED — TRADE & TERM RECEIVABLES (11.0%) (b)
Falcon Asset Securitization Corp.
5.10%, 11/14/07	22,830,000	22,787,955
4.75%, 11/26/07	14,032,000	13,985,714
Golden Funding Corp.
4.96%, 11/13/07	37,022,000	36,960,963
Kitty Hawk Funding Corp.
4.86%, 12/17/07	5,000,000	4,968,950
4.94%, 01/11/08	15,171,000	15,023,192
4.93%, 01/15/08	30,162,000	29,848,711
4.84%, 01/18/08	15,744,000	15,578,898
Old Line Funding Corp.
5.20%, 11/13/07	3,681,000	3,674,620
5.10%, 11/15/07	9,082,000	9,063,988
5.15%, 11/19/07	13,923,000	13,887,148
4.87%, 11/20/07	14,992,000	14,953,520
4.82%, 11/27/07	10,000,000	9,965,189
5.03%, 12/14/07	5,884,000	5,849,207
Three Rivers Funding Corp.
5.45%, 11/02/07	20,000,000	19,996,972

		216,545,027

ASSET-BACKED — YANKEE (2.4%)
Checkpoint Charlie Ltd.
5.27%, 11/08/07 (b)	23,000,000	22,976,556
K2 (USA) LLC
5.57%, 11/19/07	25,000,000	24,930,375

		47,906,931

Total Asset-Backed Commercial Paper (Cost $343,108,613)		343,108,613

Certificates of Deposit (6.9%)

	Shares or
	Principal Amount	Value

BANKS — DOMESTIC (3.3%)
State Street Corp.
5.67%, 12/17/07	20,000,000	20,000,000
5.45%, 12/18/07	25,000,000	25,000,000
Wachovia Corp.
5.40%, 03/28/08	20,000,000	20,000,000

		65,000,000

BANKS — FOREIGN (3.6%)
Bank of Ireland
5.44%, 06/16/08	12,000,000	12,000,000
Barclays Bank PLC
5.42%, 08/06/08	25,000,000	25,000,000
Natixis
5.40%, 04/08/08 (c)	15,000,000	15,000,314
5.38%, 05/22/08	15,000,000	15,000,000
Svenska Handelsbanken, Inc.
5.37%, 11/13/07	5,000,000	5,000,008

		72,000,322

Total Certificates of Deposit (Cost $137,000,322)		137,000,322

Commercial Paper (48.6%)
AGRICULTURAL SERVICES (1.6%) (a) (b)
Cargill Inc.
4.82%, 11/02/07	7,116,000	7,115,047
5.49%, 11/28/07	25,000,000	24,897,063

		32,012,110

BANKS — DOMESTIC (3.6%)
Bank of America Corp.
5.45%, 11/08/07	3,700,000	3,696,079
4.81%, 01/10/08	10,707,000	10,606,860

2007 Annual Report 35

Statement of Investments (Continued)
October 31, 2007

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Shares or
	Principal Amount	Value

BANKS — DOMESTIC (continued)
HSBC USA, Inc.
4.79%, 12/24/07	$3,214,000	$3,191,335
5.15%, 02/15/08	25,000,000	24,620,903
KBC Financial Products International Ltd.
5.53%,12/12/07 (a) (b)	30,000,000	29,811,058

		71,926,235

BANKS — FOREIGN (18.6%)
Alliance & Leicester PLC (a) (b)
5.45%, 11/29/07	25,000,000	24,894,028
5.73%, 12/07/07	25,000,000	24,856,750
Bank of Ireland (a) (b)
5.24%, 11/08/07	3,500,000	3,496,434
5.18%, 11/26/07	20,000,000	19,928,056
5.08%, 11/28/07	2,360,000	2,351,017
Barclays U.S. Funding Corp.
4.75%, 04/23/08	25,000,000	24,426,042
Calyon North America, Inc.
5.04%, 01/10/08	10,404,000	10,302,041
5.01%, 01/17/08	25,000,000	24,732,104
HBOS Treasury Services
5.37%, 11/02/07	6,100,000	6,099,090
5.37%, 11/05/07	3,200,000	3,198,091
5.45%, 12/17/07	50,000,000	49,653,403
Kommunalkredit Int Bank (b)
5.21%, 11/13/07	15,000,000	14,973,950
5.26%, 11/14/07	10,000,000	9,981,006
5.47%, 02/20/08	10,000,000	9,831,496
Natixis Commercial Paper
5.43%, 12/14/07 (a) (b)	11,407,000	11,333,016
5.10%, 12/20/07	15,000,000	14,895,875
5.08%, 02/06/08 (a) (b)	11,700,000	11,539,853
Societe Generale North Americana
5.17%, 11/05/07	12,000,000	11,993,092
5.42%, 11/07/07	5,640,000	5,634,905
5.22%, 11/26/07	3,700,000	3,686,587
5.11%, 01/09/08	13,336,000	13,205,385
5.15%, 01/15/08	10,889,000	10,772,170
4.97%, 01/22/08	25,000,000	24,716,986
Westpac Capital Corp. (a) (b)
5.19%, 11/05/07	15,000,000	14,991,358
5.23%, 11/09/07	3,000,000	2,996,513
5.23%, 12/11/07	2,759,000	2,742,967
5.05%, 12/13/07	3,500,000	3,479,379
5.06%, 01/15/08	5,633,000	5,573,619

		366,285,213

BUILDING SOCIETY (2.5%) (a) (b)
Yorkshire Building Society
5.23%, 12/05/07	20,000,000	19,901,211
5.24%, 12/06/07	15,000,000	14,923,657
5.45%, 12/14/07	15,000,000	14,900,861

		49,725,729

FINANCIAL SERVICES (15.2%)
Abn Amro NA Finance Inc.
4.70%, 02/01/08	3,340,000	3,299,883
Citigroup, Inc.
5.36%, 12/13/07	20,000,000	19,874,933
5.37%, 02/07/08	25,400,000	25,028,694
4.56%, 02/19/08	20,000,000	19,721,333
Fortis Funding LLC (a) (b)
5.06%, 01/04/08	20,000,000	19,820,089
5.05%, 01/10/08	12,570,000	12,446,570
General Electric Capital Corp.
5.18%, 11/06/07	4,300,000	4,296,906
4.70%, 01/25/08	13,356,000	13,207,786
ING U.S. Funding
5.43%, 11/27/07	3,000,000	2,988,235
5.36%, 11/30/07	20,000,000	19,913,645
5.25%, 12/04/07	5,729,000	5,701,429
5.05%, 01/16/08	20,000,000	19,786,778
5.05%, 01/17/08	20,000,000	19,784,186
JP Morgan Chase & Co.
5.05%, 02/04/08	14,893,000	14,694,530
5.04%, 03/07/08	25,000,000	24,555,500
4.88%, 04/11/08	19,200,000	18,778,368
Morgan Stanley
5.42%, 01/04/08	20,000,000	19,807,289
5.48%, 01/30/08	12,182,000	12,015,107
5.37%, 02/08/08	14,474,000	14,260,255
5.14%, 05/23/08	10,000,000	9,708,733

		299,690,249

36 Annual Report 2007

Commercial Paper (continued)

	Shares or
	Principal Amount	Value

INDUSTRIAL MACHINERY & EQUIPMENT (2.5%) (a) (b)
Telstra Corp.
5.06%, 01/09/08	$30,000,000	$29,709,241
4.85%, 01/24/08	20,000,000	19,773,667

		49,482,908

INSURANCE (1.8%)
Allianz Finance Corp.
4.81%, 12/06/07	10,762,000	10,711,673
5.01%, 01/16/08 (a) (b)	25,000,000	24,735,583

		35,447,256

MOTOR VEHICLE PARTS AND ACCESSORIES (2.8%)
Toyota Motor Credit Corp.
5.24%, 01/14/08	22,000,000	21,763,035
4.70%, 02/25/08	25,000,000	24,621,389
5.10%, 02/29/08	9,403,000	9,243,149

		55,627,573

Total Commercial Paper (Cost $960,197,273)		960,197,273

Corporate Bonds (6.9%)
ASSET-BACKED — DOMESTIC (0.5%) (a)
Harrier Financial Funding LLC
5.35%, 05/07/08	10,000,000	10,000,000

ASSET-BACKED — YANKEE (3.6%)
HSBC Americas, Inc.
4.94%, 01/24/08 (c)	20,000,000	20,000,000
Sigma Finance, Inc. (a)
5.37%, 11/21/07 (c)	6,000,000	6,000,084
5.34%, 04/17/08	15,000,000	15,000,000
5.43%, 08/05/08	20,000,000	20,000,000
Stanfield Victoria Funding
5.40%, 07/23/08 (a)	10,000,000	10,000,000

		71,000,084

MOTOR VEHICLE PARTS AND ACCESSORIES (1.3%) (a) (c)
American Honda Finance
5.36%, 08/06/08	25,000,000	25,000,000

SECURITY BROKERS & DEALERS (1.5%) (c)
Goldman Sachs Group, Inc.
5.08%, 08/22/08	30,000,000	30,000,000

Total Corporate Bonds (Cost $136,000,084)		136,000,084

Floating Rate Notes (12.7%) (c)
ASSET-BACKED — CDO (0.5%)
Commodore CDO I Ltd.
5.78%, 12/12/38	9,657,288	9,657,288

ASSET-BACKED — YANKEE (1.0%) (a)
Stanfield Victoria Funding LLC
4.86%, 10/24/08	20,000,000	19,999,323

BANKS — DOMESTIC (1.4%)
Wachovia Corp.
4.87%, 10/28/08	15,000,000	14,989,001
Wells Fargo & Co.
5.18%, 01/02/08	13,000,000	13,000,000

		27,989,001

BANKS — FOREIGN (3.6%)
Bank of Ireland
5.36%, 08/15/08	25,000,000	25,000,000
HBOS Treasury Services PLC
5.58%, 11/20/07	18,000,000	18,000,000
5.09%, 12/07/07	5,000,000	5,000,000
Kommunalkredit Austria
5.02%, 02/22/08 (a)	22,500,000	22,500,000

		70,500,000

BANKS — MORTGAGE (1.6%) (a)
Northern Rock PLC
5.18%, 05/02/08	20,000,000	20,000,000
5.81%, 07/08/08	12,500,000	12,500,000

		32,500,000

2007 Annual Report 37

Statement of Investments (Continued)
October 31, 2007

Nationwide Money Market Fund (Continued)

Floating Rate Notes (continued)

	Shares or
	Principal Amount	Value

INSURANCE (1.9%)
Allstate Life Global Funding
5.19%, 11/07/08 (a) (b)	$15,000,000	$15,000,000
4.82%, 11/26/08 (a) (b)	10,000,000	10,000,000
4.85%, 11/26/08 (a)	12,500,000	12,500,000

		37,500,000

SECURITY BROKERS & DEALERS (2.7%)
Bear Stearns Cos., Inc.
5.09%, 08/13/08	20,000,000	20,000,000
Goldman Sachs Group, Inc.
5.05%, 12/21/07	13,000,000	13,000,000
Morgan Stanley Dean Witter & Co.
5.25%, 08/01/08 (a)	20,000,000	20,000,000

		53,000,000

Total Floating Rate Notes (Cost $251,145,612)		251,145,612

Government Mortgage Backed Agency (1.8%)
ASSET-BACKED — MORTGAGES (1.8%)
Federal Home Loan Bank
5.26%, 11/01/07	35,000,000	35,000,000

Total Government Mortgage Backed Agency (Cost $35,000,000)		35,000,000

Municipal Bond (2.0%) (c)
FLORIDA (2.0%)
Florida Hurricane Catastrophe
5.30%, 08/15/11	40,000,000	40,000,000

Total Municipal Bond (Cost $40,000,000)		40,000,000

FINANCIAL SERVICES (3.8%)
Goldman Financial Square Prime
5.10%, 11/01/07	$57,695,000	$57,695,000
Morgan Stanley Prime Portfolio
5.42%, 11/01/07	17,969,000	17,969,000
Total Money Market Funds (Cost $75,664,000)		75,664,000

Total Investments (Cost $1,978,115,904) (d) — 100.1%		1,978,115,904
Liabilities in excess of other assets — (0.1)%		(2,819,863)

NET ASSETS — 100.0%		$1,975,296,041

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(b)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2007. The maturity date represents the actual maturity date.

(d)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

CDO	Collateralized Debt Obligation

See Accompanying Notes to Financial Statements

38 Annual Report 2007

Statement of Assets and Liabilities
October 31, 2007

Nationwide
Money
Market Fund

Assets:
Investments, at value (cost $1,978,115,904)	$1,978,115,904
Cash	1,220
Interest and dividends receivable	6,211,706
Receivable for capital shares issued	1,829,074
Prepaid expenses and other assets	5,010

Total Assets	1,986,162,914

Liabilities:
Distributions payable	47,903
Payable for capital shares redeemed	9,725,984
Accrued expenses and other payables:
Investment advisory fees	655,723
Fund administration and transfer agent fees	206,814
Distribution fees	739
Administrative servicing fees	37,471
Trustee fees	5,236
Compliance program costs (Note 3)	45,468
Custodian fees	13,080
Other	128,455

Total Liabilities	10,866,873

Net Assets	$1,975,296,041

Represented by:
Capital	$1,975,305,570
Accumulated net investment income	5,658
Accumulated net realized losses from investment transactions	(15,187)

Net Assets	$1,975,296,041

Net Assets:
Institutional Class Shares	$1,464,958,334
Service Class Shares	8,960,588
Prime Shares	501,377,119

Total	$1,975,296,041

Shares Outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,465,012,821
Service Class Shares	8,965,072
Prime Shares	501,595,667

Total	1,975,573,560

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

See accompanying notes to financial statements.

2007 Annual Report 39

Statement of Operations
For the Year Ended October 31, 2007

Nationwide
Money
Market Fund

INVESTMENT INCOME:
Interest income	$95,902,896
Dividend income	314,250

Total Income	96,217,146

Expenses:
Investment advisory fees	6,956,795
Fund administration and transfer agent fees	1,571,689
Distribution fees Service Class	13,236
Administrative servicing fees Service Class	11,842
Administrative servicing fees Prime Class	281,686
Registration and filing fees	44,908
Trustee fees	79,134
Compliance program costs (Note 3)	41,571
Custodian fees	88,830
Other	292,681

Total expenses before waived expenses	9,382,372
Earnings credit (Note 5)	(24,993)
Distribution fees voluntarily waived — Service Class	(4,412)

Net Expenses	9,352,967

Net Investment Income	86,864,179

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized/unrealized gains from investments	(1,362)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$86,862,817

See accompanying notes to financial statements.

40 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$86,864,179	$69,256,016
Net realized losses from investments transactions	(1,362)	(1,715)

Change in net assets resulting from operations	86,862,817	69,254,301

Distributions to Shareholders From:
Net investment income:
Institutional Class	(65,995,097)	(54,530,562)
Service Class	(415,950)	(277,277)
Prime Class	(20,438,434)	(14,457,219)

Change in net assets from shareholder distributions	(86,849,481)	(69,265,058)

Change in net assets from capital transactions	334,488,931	(226,383,585)

Change in net assets	334,502,267	(226,394,342)

Net Assets:
Beginning of period	1,640,793,774	1,867,188,116

End of period	$1,975,296,041	$1,640,793,774

Accumulated net investment income (loss) at end of period	$5,658	$(9,040)

See accompanying notes to financial statements.

2007 Annual Report 41

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	$796,994,614	$727,791,142
Dividends reinvested	65,991,993	54,550,726
Cost of shares redeemed	(669,867,801)	(1,035,994,303)

Total Institutional Class	193,118,806	(253,652,435)

Service Class Shares
Proceeds from shares issued	4,376,416	11,225,616
Dividends reinvested	415,945	276,130
Cost of shares redeemed	(5,728,347)	(8,309,404)

Total Service Class	(935,986)	3,192,342

Prime Shares
Proceeds from shares issued	466,330,168	256,104,186
Dividends reinvested	19,847,167	13,850,982
Cost of shares redeemed	(343,871,224)	(245,878,660)

Total Prime Service	142,306,111	24,076,508

Change in net assets from capital transactions:	$334,488,931	$(226,383,585)

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	796,994,614	727,791,028
Reinvested	65,991,993	54,550,726
Redeemed	(669,867,801)	(1,035,994,303)

Total Institutional Class Shares	193,118,806	(253,652,549)

Service Class Shares
Issued	4,376,416	11,225,616
Reinvested	415,945	276,130
Redeemed	(5,728,347)	(8,309,404)

Total Service Class Shares	(935,986)	3,192,342

Prime Shares
Issued	466,330,138	256,104,087
Reinvested	19,847,167	13,850,982
Redeemed	(343,871,224)	(245,878,660)

Total Prime Shares	142,306,081	24,076,409

Total change in shares:	334,488,901	(226,383,798)

See accompanying notes to financial statements.

42 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Money Market Fund

		Investment Activities		Distributions

	Net Asset
	Value,	Net	Total from	Net
	Beginning	Investment	Investment	Investment	Total
	of Period	Income	Activities	Income	Distributions

Institutional Class Shares
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)
Service Class Shares
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)
Prime Shares
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios / Supplemental Data
			Net Assets	Ratio of
	Net Asset		at End of	Expenses
	Value, End	Total	Period	to Average
	of Period	Return (a)	(000’s)	Net Assets (b)

Institutional Class Shares
Year Ended October 31, 2003	$1.00	0.77%	$1,214,406	0.56%
Year Ended October 31, 2004	$1.00	0.73%	$1,219,343	0.54%
Year Ended October 31, 2005	$1.00	2.41%	$1,525,487	0.55%
Year Ended October 31, 2006	$1.00	4.40%	$1,271,826	0.54%
Year Ended October 31, 2007	$1.00	5.01%	$1,464,958	0.51%
Service Class Shares
Year Ended October 31, 2003	$1.00	0.59%	$8,473	0.75%
Year Ended October 31, 2004	$1.00	0.52%	$5,952	0.75%
Year Ended October 31, 2005	$1.00	2.21%	$6,710	0.75%
Year Ended October 31, 2006	$1.00	4.17%	$9,901	0.75%
Year Ended October 31, 2007	$1.00	4.82%	$8,961	0.74%
Prime Shares
Year Ended October 31, 2003	$1.00	0.69%	$470,771	0.64%
Year Ended October 31, 2004	$1.00	0.67%	$395,038	0.60%
Year Ended October 31, 2005	$1.00	2.36%	$334,991	0.60%
Year Ended October 31, 2006	$1.00	4.35%	$359,067	0.59%
Year Ended October 31, 2007	$1.00	4.94%	$501,377	0.58%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average
	Net Assets (b)	Net Assets (b) (c)	Net Assets (b) (c)

Institutional Class Shares
Year Ended October 31, 2003	0.73%	(d)	(d)
Year Ended October 31, 2004	0.73%	(d)	(d)
Year Ended October 31, 2005	2.40%	(d)	(d)
Year Ended October 31, 2006	4.32%	(d)	(d)
Year Ended October 31, 2007	4.90%	0.51%	4.90%
Service Class Shares
Year Ended October 31, 2003	0.89%	0.92%	0.72%
Year Ended October 31, 2004	0.51%	0.78%	0.48%
Year Ended October 31, 2005	2.30%	0.88%	2.16%
Year Ended October 31, 2006	4.14%	0.80%	4.09%
Year Ended October 31, 2007	4.67%	0.79%	4.62%
Prime Shares
Year Ended October 31, 2003	0.73%	(d)	(d)
Year Ended October 31, 2004	0.66%	(d)	(d)
Year Ended October 31, 2005	2.31%	(d)	(d)
Year Ended October 31, 2006	4.27%	(d)	(d)
Year Ended October 31, 2007	4.84%	0.58%	4.84%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2007 Annual Report 43

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds.” Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds.” The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Growth Fund (“Growth,” formerly, “Gartmore Growth Fund”)
-	Nationwide Fund (“Nationwide,” formerly, “Gartmore Nationwide Fund”)
-	Nationwide Money Market Fund (“Money Market,” formerly, “Gartmore Money Market Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) in which the Growth and Nationwide Funds invest are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost, which approximates market value.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.

Nationwide is permitted to hold foreign equity securities and values the foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and its own Valuation Time, Nationwide will fair value its foreign investments when it is determined that

44 Annual Report 2007

the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on Nationwide foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparty of Nomura Securities which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. As of October 31, 2007, the Funds did not have any open futures.

2007 Annual Report 45

Notes to Financial Statements (Continued)
October 31, 2007

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds with the exception of the Money Market Fund, may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2007, the following Funds had securities with the following market value on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Growth	$2,278,259	$2,201,350

Nationwide	2,569,114	2,585,450

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Growth and Nationwide Funds and is declared daily and paid monthly for the Money Market Fund. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Dividends are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue

46 Annual Report 2007

Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust”) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. As of October 1, 2007, Aberdeen Asset Management Inc. (“Aberdeen”) or the (“Subadviser”) became the subadviser to Growth and Nationwide. Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation the parent company of NFS.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for NFA is as follows for the year ended October 31, 2007:

		Total	Fees
Fund	Fee Schedule	Fees	Retained

Growth and Nationwide	$0 up to $250 million	0.60%	0.60%
	$250 million up to $1 billion	0.575%	0.575%
	$1 billion up to $2 billion	0.55%	0.55%
	$2 billion up to $5 billion	0.525%	0.525%
	$5 billion or more	0.50%	0.50%

Money Market	$0 up to $1 billion	0.40%	0.40%
	$1 billion up to $3 billion	0.38%	0.38%
	$3 billion up to $5 billion	0.36%	0.36%
	$5 billion and more	0.34%	0.34%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $385,104 for the year ended October 31, 2007.

NFA and the Money Market Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.59% for all share classes until at least May 1, 2008.

NFA may request and receive reimbursement from the Money Market Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed

2007 Annual Report 47

Notes to Financial Statements (Continued)
October 31, 2007

the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted. As of the year ended October 31, 2007, the cumulative potential reimbursements for the Money Market Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NFA would be:

	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2005	2006	2007

Money Market	$1,938	$–	$–

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	n/a

Nationwide	0.25%	1.00%	1.00%	0.50%	n/a

Money Market	n/a	n/a	n/a	n/a	0.15%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2007, NFD received commissions of $79,733 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $34,087 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.” (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are

48 Annual Report 2007

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

**	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2007, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Growth	$20,591

Nationwide	623,011

Money Market	301,329

Under the terms of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the

2007 Annual Report 49

Notes to Financial Statements (Continued)
October 31, 2007

pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2007, the Funds portion of such costs amounted to $77,301.

4. Short-Term Trading Fees

The Funds (except Money Market) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the year ended October 31, 2007, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Growth	$2,318

Nationwide	8,129

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the year ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce its fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Growth	$529,857,956	$558,362,999

Nationwide	4,743,171,424	4,898,047,876

Purchases and sales of U.S. Government securities for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Money Market	$34,991,797	–

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these

50 Annual Report 2007

arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from

		Net Long Term	Total Taxable	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Growth	$567,462	$–	$567,462	$567,462

Nationwide	79,928,504	70,707,148	150,635,652	150,635,652

Money Market	85,434,477	–	85,434,477	85,434,477

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

(Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

2007 Annual Report 51

Notes to Financial Statements (Continued)
October 31, 2007

	Distributions paid from

		Net Long Term	Total Taxable	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid

Growth	$–	$–	$–	$–

Nationwide	116,125,526	68,221,381	184,346,907	184,346,907

Money Market	67,418,306	–	67,418,306	67,418,306

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed	Undistributed			Accumulated	Unrealized
	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation
Fund	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*

Growth	$–	$–	$–	$–	$(211,304,610)	$26,718,683

Nationwide	140,430,869	62,161,801	202,592,670	–	–	66,091,945

Money Market	8,118,298	–	8,118,298	(8,112,640)	(15,187)	–

[Additional columns below]

[Continued from above table, first column(s) repeated]

Total
Accumulated
Earnings
Fund	(Deficit)

Growth	$(184,585,927)

Nationwide	268,684,615

Money Market	(9,529)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$192,586,636	$28,730,953	$(2,012,270)	$26,718,683

Nationwide	1,274,606,051	98,196,329	(32,104,384)	66,091,945

Money Market	1,978,115,904	–	–	–

As of October 31, 2007, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires

Growth	$135,379,136	2009

Growth	71,971,609	2010

Money Market	1,238	2008

Money Market	7,994	2010

Money Market	951	2012

Money Market	1,927	2013

Money Market	1,715	2014

Money Market	1,362	2015

52 Annual Report 2007

As of October 31, 2007, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Funds:

Fund	Amount	Expires

Growth	$1,317,955	2008

Growth	1,317,955	2009

Growth	1,317,955	2010

10. Subsequent Event

On November 2, 2007, Nationwide Mutual Insurance Company (“NMIC”) purchased several structured investment vehicle notes from the Money Market Fund. These notes were purchased at a price equal to the notes’ amortized cost including accrued interest totaling $81,133,320, of which $4,721,166 was a contribution from NMIC representing the amount in excess of the estimated value of the notes determined in good faith.

2007 Annual Report 53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Growth Fund (formerly Gartmore Growth Fund), Nationwide Fund (formerly Gartmore Nationwide Fund) and Nationwide Money Market Fund (formerly Gartmore Money Market Fund) (three series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

54 Annual Report 2007

Supplemental Information

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Growth	$451,225

Nationwide	17,086,209

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividend
Received
Fund	Deduction

Nationwide	21%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Nationwide	$70,707,148

2007 Annual Report 55

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

56 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
April 30, 2006 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 57

Management Information October 31, 2007 (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

58 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov .

2007 Annual Report 59

AnnualReport

October 31, 2007

Contents

1	Message to Shareholders
NorthPointe Funds
3	NorthPointe Small Cap Growth Fund
10	NorthPointe Small Cap Value Fund

24	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the investment strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

Fund Disclosure

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund, except where otherwise noted. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The NorthPointe Small Cap Growth Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

2007 Annual Report 1

Message to Shareholders
Continued

The NorthPointe Small Cap Value Fund includes international investing, which involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV (NorthPointe Small Cap Growth Fund) and for Institutional Class shares* at NAV (NorthPointe Small Cap Value Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

*	Institutional Class shares are available only to certain investors.

Sales charge and fee information: NorthPointe Small Cap Growth Fund Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: The NorthPointe Small Cap Value Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2 Annual Report 2007

NorthPointe Small Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the NorthPointe Small Cap Growth Fund (Class A at NAV) returned 13.71% versus 16.73% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 576 funds as of Oct. 31, 2007) was 20.37% during the same time period.

Can you describe the market environment during the reporting period?

The equity markets experienced an excessive amount of volatility during the reporting period. This volatility was driven primarily by concerns about housing and related credit markets, as well as slower economic growth in the United States. During the fall of 2007, however, the markets rallied, in part, due to an interest-rate cut by the Federal Reserve Board.

What areas detracted from Fund performance?

The Fund’s performance was hampered by holdings in financials. This sector adversely affected most market participants due to concerns about mortgage-related debt and a slowing economy. World Acceptance Corp. was one of the Fund’s financial positions that detracted from performance. This small-loan consumer finance company’s negative return was magnified by the Fund’s overweight position in the stock relative to the benchmark. Fund holdings within the industrials sector also hampered performance as Flow International Corp. experienced results below management’s guidance. We believe that the long-term growth prospects for both companies remain solid, and we continue to own these stocks.

What areas of investment provided the most positive relative returns for the Fund?

The top-performing sectors in the portfolio included consumer staples and consumer discretionary; strong stock selection in these sectors was the primary driver of performance. The best-performing stock within the consumer staples sector was Central European Distribution Corp., a beverage distributor that benefited from strategic acquisitions. Crocs, Inc., a stylish footwear and apparel company, was a stellar performer within the consumer discretionary universe. The company continues to benefit from the immense popularity of its products. We continue to own both of these stocks due to their growth profiles.

What is your outlook for the near term?

As we look forward, concerns about the housing and mortgage markets and speculation about the actions of the Federal Reserve could create near-term headwinds for the market. Despite these macroeconomic concerns, we continue to adhere to our bottom-up, fundamental approach to stock selection. Therefore, our strategy remains focused on companies that are high quality— namely, those companies that exhibit sustainable competitive advantages, low financial risk, greater-than-market earnings growth and attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection.

Subadviser:

NorthPointe Capital LLC

Portfolio Manager:

Carl Wilk, CFP

2007 Annual Report 3

NorthPointe Small Cap Growth Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC6	13.71%	16.57%	1.45%	1.40%
	w/SC3	7.17%	14.35%

Class B	w/o SC6	13.00%	15.81%	2.15%	2.10%
	w/SC4	8.00%	15.09%

Class C	w/o SC6	13.00%	15.81%	2.15%	2.10%
	w/SC5	12.00%	15.81%

Class R2		13.28%	16.29%	1.85%	1.80%

Institutional Service Class[2]		14.11%	16.92%	1.15%	1.10%

Institutional Class[2]		14.01%	16.95%	1.40%	1.35%

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1,2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2004.

[2]	Not subject to any sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the NorthPointe Small Cap Growth Fund, Russell 2000 Growth Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

4 Annual Report 2007

NorthPointe Small Cap Growth Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

NorthPointe Small Cap Growth Fund
			Beginning	Ending	Expenses Paid	Annualized
			Account Value,	Account Value,	During Period*	Expense Ratio*
			May 1, 2007	October 31,
				2007

Class A	Actual		$1,000	$1,066	$6.98	1.34%
	Hypothetical	[1]	$1,000	$1,018	$6.84	1.34%

Class B	Actual		$1,000	$1,063	$10.29	1.98%
	Hypothetical	[1]	$1,000	$1,015	$10.11	1.98%

Class C	Actual		$1,000	$1,063	$10.29	1.98%
	Hypothetical	[1]	$1,000	$1,015	$10.11	1.98%

Class R	Actual		$1,000	$1,065	$8.12	1.56%
	Hypothetical	[1]	$1,000	$1,017	$7.96	1.56%

Institutional Service Class	Actual		$1,000	$1,068	$5.47	1.05%
	Hypothetical	[1]	$1,000	$1,020	$5.36	1.05%

Institutional Class	Actual		$1,000	$1,068	$5.52	1.06%
	Hypothetical	[1]	$1,000	$1,020	$5.41	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 5

NorthPointe Small Cap Growth Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.2%
Repurchase Agreements	1.8%
Assets in excess of liabilities	2.0%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	9.3%
Internet Software & Services	8.2%
Pharmaceuticals	5.9%
Consumer Finance	5.2%
Machinery	4.8%
Health Care Providers & Services	3.8%
Capital Markets	3.8%
Commercial Services & Supplies	3.8%
Insurance	3.7%
Health Care Equipment & Supplies	3.3%
Other	48.2%

100.0%

Top Holdings*

Silicon Motion Technology Corp. ADR—KY	2.0%
Cash America International, Inc.	1.9%
Iconix Brand Group, Inc.	1.9%
Central European Distribution Corp.	1.8%
Interwoven, Inc.	1.8%
World Fuel Services Corp.	1.8%
UAP Holding Corp.	1.8%
Obagi Medical Products, Inc.	1.8%
C-COR, Inc.	1.8%
InVentiv Health, Inc.	1.7%
Other	81.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

6 Annual Report 2007

Statement of Investments
October 31, 2007

NorthPointe Small Cap Growth Fund

Common Stocks (96.2%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.7%)
Geoeye, Inc.*	51,400	$1,609,334
LMI Aerospace, Inc.*	67,300	1,804,313

		3,413,647

Air Freight & Logistics (1.5%)
Atlas Air Worldwide Holdings, Inc.*	31,900	1,869,021

Auto Components (2.5%)
Fuel Systems Solutions, Inc.*	49,269	926,750
LKQ Corp.*	55,600	2,143,936

		3,070,686

Biotechnology (1.7%)
Bio-Reference Laboratories, Inc.*	64,600	2,072,368

Capital Markets (3.8%)
FCStone Group, Inc.*	47,100	1,660,275
Penson Worldwide, Inc.*	104,500	1,769,185
Thomas Weisel Partners Group, Inc.*	84,000	1,336,440

		4,765,900

Commercial Banks (1.6%)
Royal Bancshares of Pennsylvania, Inc., Class A	57,800	1,097,044
Vineyard National Bancorp Co.	66,997	927,908

		2,024,952

Commercial Services & Supplies (3.8%)
Barrett Business Services, Inc.	34,297	582,706
Cenveo, Inc.*	88,300	1,993,814
First Advantage Corp., Class A*	57,400	1,053,864
On Assignment, Inc.*	129,800	1,082,532

		4,712,916

Communications Equipment (3.0%)
C-COR, Inc.*	177,803	2,179,865
Polycom, Inc.*	54,000	1,510,920

		3,690,785

Computers & Peripherals (1.5%)
Hurco Co., Inc.*	31,913	1,822,232

Construction & Engineering (1.4%)
Aecom Technology Corp.*	51,100	1,725,647

Consumer Finance (5.2%)
Cash America International, Inc.	61,830	2,411,370
EZCORP, Inc., Class A*	155,000	2,039,800
World Acceptance Corp.*	64,400	2,077,544

		6,528,714

Consumer Goods (1.7%)
Jarden Corp.*	59,600	2,116,992

Diversified Financial Services (0.1%)
Medallion Financial Corp.	11,216	118,329

Electrical Equipment (1.3%)
LSI Industries, Inc.	87,800	1,659,420

Electronic Equipment & Instruments (1.7%)
TTM Technologies, Inc.*	162,360	2,083,079

Energy Equipment & Services (1.4%)
Lufkin Industries	29,589	1,759,362

Food & Staples Retailing (1.8%)
Central European Distribution Corp.*	42,000	2,233,560

Health Care Equipment & Supplies (3.3%)
Angiodynamics, Inc.*	108,200	2,164,000
West Pharmaceutical Services, Inc.	47,100	1,947,114

		4,111,114

Health Care Providers & Services (3.8%)
Genoptix, Inc.*	33,555	828,809
InVentiv Health, Inc.*	51,600	2,179,068
VCA Antech, Inc.*	39,000	1,795,950

		4,803,827

Health Care Technology (1.9%)
Phase Forward*	53,765	1,279,069
TriZetto Group, Inc. (The)*	69,400	1,133,996

		2,413,065

Hotels, Restaurants & Leisure (2.9%)
Monarch Casino & Resort, Inc.*	60,100	1,838,459
Scientific Games Corp.*	50,600	1,829,190

		3,667,649

2007 Annual Report 7

Statement of Investments (Continued)
October 31, 2007

NorthPointe Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Insurance (3.7%)
National Interstate Corp.	46,781	$1,496,992
Navigators Group, Inc. (The)*	32,900	1,983,870
ProAssurance Corp.*	21,500	1,185,510

		4,666,372

Internet Software & Services (8.2%)
CyberSource Corp.*	106,500	1,741,275
Imergent, Inc.	55,500	1,338,660
Interwoven, Inc.*	157,000	2,227,830
J2 Global Communications, Inc.*	60,800	2,048,352
Smith Micro Software, Inc.*	58,900	907,649
TheStreet.com, Inc.	143,313	1,934,726

		10,198,492

Leisure Equipment & Products (1.7%)
Callaway Golf Co.	123,000	2,130,360

Life Sciences Tools & Services (1.5%)
Kendle International, Inc.*	47,600	1,919,708

Machinery (4.8%)
Actuant Corp.	26,700	1,841,766
Flow International Corp.*	149,165	1,254,478
Robbins & Myers, Inc.	20,500	1,482,150
Twin Disc, Inc.	22,200	1,466,754

		6,045,148

Oil, Gas & Consumable Fuels (1.8%)
World Fuel Services Corp.	50,000	2,214,500

Pharmaceuticals (5.9%)
Adams Respiratory Therapeutics, Inc.*	38,400	1,687,296
Obagi Medical Products, Inc.*	101,155	2,209,225
PharMerica Corp.*	88,100	1,405,195
Sciele Pharma, Inc.*	81,300	2,068,272

		7,369,988

Road & Rail (1.0%)
Genesee & Wyoming, Inc.*	42,070	1,233,492

Semiconductors & Semiconductor Equipment (9.3%)
Diodes, Inc.*	65,200	2,155,512
On Semiconductor Corp.*	180,300	1,839,060
RF Micro Devices, Inc.*	200,000	1,244,000
Silicon Motion Technology Corp. ADR - KY*	101,000	2,525,000
SiRF Technology Holdings, Inc.*	52,900	1,576,949
Trident Microsystems, Inc.*	141,000	1,061,730
Ultra Clean Holdings, Inc.*	99,800	1,281,432

		11,683,683

Software (2.8%)
INVESTools, Inc.*	115,600	1,686,604
Radiant Systems, Inc.*	115,078	1,878,073

		3,564,677

Specialty Retail (2.2%)
FGX International Holdings Ltd.*	68,200	1,166,220
Jos. A. Bank Clothiers, Inc.*	54,800	1,600,708

		2,766,928

Textiles, Apparel & Luxury Goods (1.9%)
Iconix Brand Group, Inc.*	104,300	2,383,255

Trading Companies & Distributors (1.8%)
UAP Holding Corp.	69,500	2,212,185

Transportation (1.0%)
Horizon Lines, Inc.	40,600	1,277,276

Total Common Stocks (Cost $110,465,628)		120,329,329

Repurchase Agreements (1.8%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,010,530, collateralized by U.S. Government Agency Mortgages with a market value of $1,030,603	$1,010,395	1,010,395

Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,260,034, collateralized by U.S. Government Agency Mortgages with a market value of $1,285,063	1,259,866	1,259,866

8 Annual Report 2007

Repurchase Agreements (continued)

Shares or
Principal Amount	Value

Total Repurchase Agreements (Cost $2,270,261)	$2,270,261

Total Investments (Cost $112,735,889) (a) — 98.0%	122,599,590
Other assets in excess of liabilities — 2.0%	2,522,183

NET ASSETS — 100.0%	$125,121,773

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

KY	Cayman Islands

See Accompanying Notes to Financial Statements

2007 Annual Report 9

NorthPointe Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 6.48% versus 9.27% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 757 funds as of Oct. 31, 2007) was 10.50% during the same time period.

Can you describe the market environment during the reporting period?

The last several months of the reporting period proved to be challenging for small-cap stocks, as measured by the Russell 2000 Index. Since reaching an all-time high in mid-July, the Index underperformed its larger counterpart, the Standard & Poor’s 500® (S&P 500) Index. Several macroeconomic concerns led to this underperformance. The weak U.S. dollar and concerns about the health of the U.S. consumer led some investors to seek out larger companies that typically have greater exposure to foreign end markets. Further, persistent concerns in the credit market eliminated the takeover premium that many small-cap stocks were afforded earlier in the year.

What areas detracted from Fund performance?

Financials-sector stock RAIT Financial Trust detracted from performance. Concerns about the state of the U.S. consumer and credit-rating quality led to a large decline in the value of subprime loans as well as most stocks affiliated with subprime lending. While RAIT Financial operates as a real estate investment trust with minimal exposure to the subprime market, the stock was punished, nevertheless.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, strong stock selection in the consumer discretionary and health-care sectors enhanced the Fund’s performance. Consumer discretionary stocks Priceline.com, Inc., and LKQ Corp. were particularly strong performers for the Fund. Consistently, Priceline.com continued to successfully leverage its position in the Internet commerce space, as evidenced by quarterly earnings reports that exceeded consensus expectations for each quarter of the reporting period. Investors bid up the stock of LKQ Corp. after the company announced that it would acquire another competitor in the automotive replacement parts industry. Health-care sector stock Chemed Corp. also was a solid performer for the Fund. Chemed provides hospice services and was able to manage through a difficult Medicare reimbursement environment to deliver several quarters of positive earnings surprises.

What is your outlook for the near term?

While the U.S. economy has become weaker, the enduring strength of the global economy continues to support a positive outlook for many companies, particularly in the technology and industrials sectors. With the anticipation of frequent and attractive takeover premiums no longer factored into the investment landscape, investors are more likely to focus on traditional elements of valuation and company fundamentals. We believe that our investment process is best suited to such an environment and are confident that our investment discipline and style will yield favorable results.

Subadviser:

NorthPointe Capital LLC

Portfolio Managers:

Jeffrey C. Petherick, CFA, and Mary C. Champagne, CFA

10 Annual Report 2007

NorthPointe Small Cap Value Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
	1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Institutional Class	6.48%	17.71%	12.55%	1.05%	1.00%

There are no sales charges (sc) on the shares of the NorthPointe Small Cap Value Fund.

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through May 1,2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2000.
Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the NorthPointe Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 11

NorthPointe Small Cap Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
NorthPointe Small Cap Value			Account Value,	Account Value,	Expenses Paid	Annualized
Fund			May 1, 2007	October 31, 2007	During Period*	Expense Ratio*

Institutional Class	Actual		$1,000.00	$986.40	$4.76	0.95%
	Hypothetical	[1]	$1,000.00	$1,020.41	$4.85	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

12 Annual Report 2007

NorthPointe Small Cap Value Fund
Portfolio Summary
(October 31, 2007)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.3%
Repurchase Agreements	5.9%
Liabilities in excess of other assets	-1.2%

100.0%

Top Industries

Insurance	5.8%
Real Estate Investment Trusts (REITs)	5.3%
Oil, Gas & Consumable Fuels	5.1%
Commercial Banks	4.8%
Semiconductors & Semiconductor Equipment	4.2%
Computers & Peripherals	4.1%
Electrical Equipment	4.0%
Chemicals	3.6%
Communications Equipment	3.4%
Health Care Providers & Services	3.4%
Other	56.3%

100.0%

Top Holdings*

Hercules Technology Growth Capital, Inc.	1.5%
Foundry Networks, Inc.	1.5%
Tower Group, Inc.	1.3%
Thomas Weisel Partners Group, Inc.	1.3%
Potlatch Corp.	1.3%
Corporate Office Properties Trust	1.3%
Cogdell Spencer, Inc.	1.3%
Meadowbrook Insurance Group, Inc.	1.3%
Republic Airways Holdings, Inc.	1.3%
Allete, Inc.	1.2%
Other	86.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 13

Statement of Investments
October 31, 2007

NorthPointe Small Cap Value Fund

Common Stocks (95.3%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.0%)
Teledyne Technologies, Inc.*	5,730	$299,736

Airlines (2.1%)
Continental Airlines, Class B*	7,200	247,320
Republic Airways Holdings, Inc.*	18,900	402,381

		649,701

Auto Components (2.5%)
Cooper Tire & Rubber Co.	11,700	260,676
Gentex Corp.	14,200	295,076
Spartan Motors, Inc.	15,300	214,812

		770,564

Biotechnology (2.1%)
ImClone Systems, Inc.*	9,000	388,350
Omrix Biopharmaceuticals, Inc.*	7,700	268,268

		656,618

Capital Markets (2.8%)
Hercules Technology Growth Capital, Inc.	36,700	470,861
Thomas Weisel Partners Group, Inc.*	26,100	415,251

		886,112

Chemicals (3.6%)
Airgas, Inc.	4,900	247,303
International Flavors & Fragrances, Inc.	4,200	219,282
Koppers Holdings, Inc.	7,500	336,000
O.M. Group, Inc.*	5,900	312,582

		1,115,167

Commercial Banks (4.8%)
Banner Corp.	7,200	235,152
First Community Bancorp	7,400	360,380
Greene Bancshares, Inc.	8,195	262,650
M.B. Financial, Inc.	9,000	300,060
UCBH Holdings, Inc.	20,500	349,935

		1,508,177

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	8,300	195,216

Communications Equipment (3.4%)
Foundry Networks, Inc.*	21,600	456,624
Harmonic, Inc.*	30,000	369,600
Ntelos Holding Corp.	7,677	231,769

		1,057,993

Computers & Peripherals (4.1%)
Brocade Communications Systems, Inc.*	22,800	216,828
Hutchinson Technology, Inc.*	13,700	325,101
Intermec, Inc.*	12,200	310,124
LivePerson, Inc.*	28,600	164,164
Varian Semiconductor Equipment Associates., Inc.*	5,600	257,712

		1,273,929

Construction & Engineering (1.9%)
Granite Construction, Inc.	6,000	256,920
Shaw Group, Inc. (The)*	4,600	343,160

		600,080

Consumer Goods (1.7%)
Armstrong World Industries, Inc.*	8,100	332,181
CEC Entertainment, Inc.*	6,400	190,720

		522,901

Containers & Packaging (0.7%)
AptarGroup, Inc.	5,000	223,500

Distributors (2.3%)
DXP Enterprises, Inc.*	6,640	314,869
Potlatch Corp.	8,600	409,876

		724,745

Diversified Consumer Services (0.8%)
Stewart Enterprises, Inc., Class A	27,000	244,890

Diversified Financial Services (0.9%)
optionsXpress Holdings, Inc.	9,100	270,816

Electric Utilities (2.4%)
Allete, Inc.	9,000	393,210
ITC Holdings Corp.	6,400	366,336

		759,546

Electrical Equipment (4.0%)
Baldor Electric Co.	7,800	314,496
Belden CDT, Inc.	5,500	320,485
General Cable Corp.*	5,000	359,950
Graftech International Ltd.*	12,800	241,920

		1,236,851

14 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronic Equipment & Instruments (1.9%)
Daktronics, Inc.	4,100	$122,262
Kemet Corp.*	26,600	188,062
TTM Technologies, Inc.*	21,800	279,694

		590,018

Energy Equipment & Services (0.8%)
Superior Well Services, Inc.*	12,260	250,104

Food & Staples Retailing (1.6%)
BJ’s Wholesale Club, Inc.*	9,700	348,036
Casey’s General Stores, Inc.	5,500	156,750

		504,786

Food Products (1.3%)
Lancaster Colony Corp.	3,100	124,527
Pilgrim’s Pride Corp.	9,500	282,150

		406,677

Gas Utility (1.0%)
WGL Holdings, Inc.	9,300	315,456

Health Care Equipment & Supplies (0.6%)
PerkinElmer, Inc.	6,600	181,632

Health Care Providers & Services (3.4%)
Animal Health International, Inc.*	24,490	266,941
Hythiam, Inc.*	18,200	132,860
InVentiv Health, Inc.*	6,700	282,941
Psychiatric Solutions, Inc.*	9,200	364,320

		1,047,062

Hotels, Restaurants & Leisure (0.8%)
Vail Resorts, Inc.*	4,100	248,829

Household Durables (1.9%)
Champion Enterprises, Inc.*	26,800	317,848
Tupperware Corp.	7,600	274,360

		592,208

Industrial Conglomerate (1.1%)
Carlisle Cos., Inc.	9,000	355,050

Insurance (5.8%)
Amerisafe, Inc.*	22,430	362,693
Meadowbrook Insurance Group, Inc.*	42,360	407,927
Navigators Group, Inc. (The)*	4,500	271,350
Tower Group, Inc.	13,984	422,177
Universal American Financial Corp.*	14,700	356,622

		1,820,769

Internet Software & Services (0.8%)
Digital River, Inc.*	4,700	249,382

Life Sciences Tools & Services (1.1%)
Pharmaceutical Product Development, Inc.	7,800	329,472

Machinery (2.1%)
Bucyrus International, Inc., Class A	4,000	330,000
RBC Bearings, Inc.*	8,500	341,615

		671,615

Metals & Mining (3.1%)
Haynes International, Inc.*	2,480	217,049
Horsehead Holding Corp.*	13,970	318,516
Olympic Steel, Inc.	8,300	216,049
Universal Stainless & Alloy Products, Inc.*	5,800	216,050

		967,664

Oil, Gas & Consumable Fuels (5.1%)
Bolt Technology Corp.*	6,100	263,825
C Energy, Inc.*	9,700	221,160
Cabot Oil & Gas Corp.	7,400	293,706
Kodiak Oil & Gas Corp.*	68,350	157,205
Rex Energy Corp.*	31,700	313,513
Swift Energy Co.*	6,900	327,267

		1,576,676

Pharmaceuticals (2.1%)
K-V Pharmaceutical Co.*	9,000	282,060
Medicis Pharmaceutical Corp.	13,100	388,939

		670,999

Real Estate Investment Trusts (REITs) (5.3%)
Biomed Realty Trust, Inc.	12,600	301,014
Cogdell Spencer, Inc.	23,840	408,617
Corporate Office Properties Trust	9,900	409,167
First Industrial Realty Trust	8,600	350,450
RAIT Financial Trust	21,420	194,922

		1,664,170

2007 Annual Report 15

Statement of Investments (Continued)
October 31, 2007

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Real Estate Management & Development (1.0%)
Meruelo Maddux Properties, Inc.*	62,900	$302,549

Road & Rail (0.7%)
Old Dominion Freight Line, Inc.*	9,400	212,346

Semiconductors & Semiconductor Equipment (4.2%)
Amkor Technology, Inc.*	27,000	305,910
Applied Micro Circuits Corp.*	100,400	323,288
On Semiconductor Corp.*	22,800	232,560
RF Micro Devices, Inc.*	46,600	289,852
Trident Microsystems, Inc.*	20,500	154,365

		1,305,975

Software (2.4%)
Aspen Technology, Inc.*	10,300	179,632
Compuware Corp.*	22,200	222,000
MicroStrategy, Inc.*	3,700	363,821

		765,453

Specialty Retail (1.7%)
Sonic Automotive, Inc.	9,000	227,340
Tween Brands, Inc.*	10,400	319,280

		546,620

Textiles, Apparel & Luxury Goods (1.0%)
Brown Shoe Co., Inc.	15,600	318,240

Trading Companies & Distributors (0.9%)
Watsco, Inc.	6,500	270,660

Water Utility (0.7%)
California Water Service Group	4,700	208,633

Wireless Telecommunication Services (1.2%)
Clearwire Corp.*	17,600	361,328

Total Common Stocks (Cost $29,631,681)		29,730,915

Repurchase Agreements (5.9%)

	Shares or
	Principal Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $812,732, collateralized by U.S. Government Agency Mortgages with a market value of $828,875	$812,623	$812,623
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,013,398, collateralized by U.S. Government Agency Mortgages with a market value of $1,033,528	1,013,263	1,013,263

Total Repurchase Agreements (Cost $1,825,886)		1,825,886

Total Investments (Cost $31,457,567) (a) — 101.2%		31,556,801
Liabilities in excess of other assets — (1.2)%		(370,857)

NET ASSETS — 100.0%		$31,185,944

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements

16 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

	NorthPointe	NorthPointe
	Small Cap	Small Cap
	Growth Fund	Value Fund

Assets:
Investments, at value (Cost $112,735,889 and $31,457,567)	$122,599,590	$31,556,801
Cash	200	60
Interest and dividends receivable	41,741	9,770
Receivable for capital shares issued	47,273	–
Receivable for investments sold	7,216,325	637,484
Prepaid expenses and other assets	2,564	1,748

Total Assets	129,907,693	32,205,863

Liabilities:
Payable for investments purchased	4,647,516	993,087
Payable for capital shares redeemed	4,782	–
Accrued expenses and other payables:
Investment advisory fees	79,684	22,880
Fund administration and transfer agent fees	26,656	1,698
Distribution fees	2,422	–
Administrative servicing fees	8	–
Trustee fees	228	80
Compliance program costs (Note 3)	1,861	700
Custodian fees	461	400
Other	22,302	1,074

Total Liabilities	4,785,920	1,019,919

Net Assets	$125,121,773	$31,185,944

Represented by:
Capital	$105,362,770	$27,072,758
Accumulated net investment loss	–	–
Accumulated net realized gains on investment transactions	9,895,302	4,013,952
Net unrealized appreciation on investments	9,863,701	99,234

Net Assets	$125,121,773	$31,185,944

NET ASSETS:
Class A Shares	$1,889	$–
Class B Shares	1,573	–
Class C Shares	1,573	–
Class R Shares	5,685,988	–
Institutional Service Class Shares	1,621	–
Institutional Class Shares	119,429,129	31,185,944

Total	$125,121,773	$31,185,944

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	139	–
Class B Shares	119	–
Class C Shares	119	–
Class R Shares	422,801	–
Institutional Service Class Shares	118	–
Institutional Class Shares	8,711,303	2,842,591

Total	9,134,599	2,842,591

See Accompanying Notes to Financial Statements.

2007 Annual Report 17

Statements of Assets and Liabilities (Continued)

	NorthPointe		NorthPointe
	Small Cap		Small Cap
	Growth Fund		Value Fund

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.56	(a)	$–
Class B Shares (b)	$13.26	(a)	$–
Class C Shares (c)	$13.26	(a)	$–
Class R Shares	$13.45		$–
Institutional Service Class Shares	$13.70	(a)	$–
Institutional Class Shares	$13.71		$10.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.39		$–
Maximum Sales Charge:

Class A Shares	5.75%

(a)	The NAV reported above represents the traded NAV at October 31, 2007.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See Accompanying Notes to Financial Statements.

18 Annual Report 2007

Statements of Operations
For the Year Ended October 31, 2007

	NorthPointe	NorthPointe
	Small Cap	Small Cap
	Growth Fund	Value Fund

INVESTMENT INCOME:
Interest income	$264,806	$64,795
Dividend income	365,426	338,555

Total Income	630,232	403,350

Expenses:
Investment advisory fees	909,952	281,397
Fund administration and transfer agent fees	106,013	31,136
Distribution fees Class A	23	–
Distribution fees Class B	15	–
Distribution fees Class C	15	–
Distribution fees Class R	13,515	–
Administrative servicing fees Class A	3	–
Administrative servicing fees Class R	3	–
Registration and filing fees	37,557	734
Trustee fees	4,202	1,486
Compliance program costs (Note 3)	1,961	783
Custodian fees	3,275	1,283
Other	45,760	7,618

Total expenses before reimbursed/waived expenses	1,122,294	324,437
Earnings credit (Note 5)	(684)	(144)
Expenses reimbursed	(75,278)	(3,918)
Expenses voluntarily waived by Administrator	(736)	(314)

Net Expenses	1,045,596	320,061

Net Investment Income (Loss)	(415,364)	83,289

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Realized gains on investment transactions	10,471,639	4,179,328
Change in unrealized appreciation/(depreciation) on investments	2,965,944	(2,177,824)

Net realized/unrealized gains from investments	13,437,583	2,001,504

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,022,219	$2,084,793

See Accompanying Notes to Financial Statements.

2007 Annual Report 19

Statements of Changes in Net Assets

	NorthPointe Small Cap		NorthPointe Small Cap
	Growth Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(415,364)	$(348,734)	$83,289	$117,024
Net realized gains on investment transactions	10,471,639	5,727,129	4,179,328	3,959,515
Net change in unrealized appreciation/(depreciation) investments	2,965,944	4,266,207	(2,177,824)	584,739

Change in net assets resulting from operations	13,022,219	9,644,602	2,084,793	4,661,278

Distributions to Shareholders From:
Net investment income:
Institutional Class	–	–	(148,355)	(126,326)
Net realized gains:
Class A	(1,561)	(101)	–	–
Class B	(116)	(101)	–	–
Class C	(116)	(101)	–	–
Class R	(116)	(101)	–	–
Institutional Service Class	(116)	(101)	–	–
Institutional Class	(5,337,471)	(3,594,886)	(3,969,820)	(5,340,226)

Change in net assets from shareholder distributions	(5,339,496)	(3,595,391)	(4,118,175)	(5,466,552)

Change in net assets from capital transactions	53,031,272	17,279,218	952,305	8,003,425

Change in net assets	60,713,995	23,328,429	(1,081,077)	7,198,151

Net Assets:
Beginning of period	64,407,778	41,079,349	32,267,021	25,068,870

End of period	$125,121,773	$64,407,778	$31,185,944	$32,267,021

Accumulated net investment income (loss) at end of period	$–	$–	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6	$16,884	$–	$–
Dividends reinvested	1,561	101	–	–
Cost of shares redeemed (a)	(18,208)	–	–	–

Total Class A	(16,641)	16,985	–	–

Class B Shares
Dividends reinvested	116	101	–	–

Total Class B	116	101	–	–

Class C Shares
Dividends reinvested	116	101	–	–

Total Class C	116	101	–	–

Class R Shares
Proceeds from shares issued	5,909,787	–	–	–
Dividends reinvested	116	101	–	–
Cost of shares redeemed (a)	(561,866)	–	–	–

Total Class R	5,348,037	101	–	–

See Accompanying Notes to Financial Statements.

20 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	NorthPointe Small Cap		NorthPointe Small Cap
	Growth Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Dividends reinvested	$116	$101	$–	$–

Total Institutional Service Class	116	101	–	–

Institutional Class Shares
Proceeds from shares issued	46,133,128	13,893,471	2,425,501	5,874,998
Dividends reinvested	5,249,876	3,594,883	3,565,432	4,503,637
Cost of shares redeemed (a)	(3,683,476)	(226,525)	(5,038,628)	(2,375,210)

Total Institutional Class	47,699,528	17,261,829	952,305	8,003,425

Change in net assets from capital transactions:	$53,031,272	$17,279,218	$952,305	$8,003,425

SHARE TRANSACTIONS:
Class A Shares
Issued	–	1,354	–	–
Reinvested	127	9	–	–
Redeemed	(1,451)	–	–	–

Total Class A Shares	(1,324)	1,363	–	–

Class B Shares
Reinvested	10	9	–	–

Total Class B Shares	10	9	–	–

Class C Shares
Reinvested	10	9	–	–

Total Class C Shares	10	9	–	–

Class R Shares
Issued	465,541	–	–	–
Reinvested	10	9	–	–
Redeemed	(42,859)	–	–	–

Total Class R Shares	422,692	9	–	–

Institutional Service Class Shares
Reinvested	9	9	–	–

Total Institutional Service Class Shares	9	9	–	–

Institutional Class Shares
Issued	3,632,263	1,126,102	223,822	532,778
Reinvested	423,377	315,341	327,841	431,559
Redeemed	(275,778)	(18,821)	(463,160)	(214,373)

Total Institutional Class Shares	3,779,862	1,422,622	88,503	749,964

Total change in shares:	4,201,259	1,424,021	88,503	749,964

(a)	Includes redemption fees, if any.

See Accompanying Notes to Financial Statements.

2007 Annual Report 21

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

NorthPointe Small Cap Growth Fund

		Investment Activities
			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47
Year Ended October 31, 2005	$10.47	(0.13)	1.33	1.20
Year Ended October 31, 2006	$11.67	(0.09)	2.39	2.30
Year Ended October 31, 2007 (f)	$12.96	(0.11)	1.78	1.67
Class B Shares
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20
Year Ended October 31, 2007 (f)	$12.77	(0.17)	1.73	1.56
Class C Shares
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20
Year Ended October 31, 2007 (f)	$12.77	(0.17)	1.73	1.56
Class R Shares
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46
Year Ended October 31, 2005	$10.46	(0.16)	1.33	1.17
Year Ended October 31, 2006	$11.63	(0.14)	2.43	2.29
Year Ended October 31, 2007 (f)	$12.91	(0.11)	1.72	1.61
Institutional Service Class Shares
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47
Year Ended October 31, 2005	$10.47	(0.10)	1.33	1.23
Year Ended October 31, 2006	$11.70	(0.10)	2.45	2.35
Year Ended October 31, 2007 (f)	$13.04	(0.05)	1.78	1.73
Institutional Class Shares
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47
Year Ended October 31, 2005	$10.47	(0.12)	1.36	1.24
Year Ended October 31, 2006	$11.71	(0.07)	2.43	2.36
Year Ended October 31, 2007 (f)	$13.06	(0.06)	1.78	1.72

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2004 (g)	–	–	$10.47	4.70%	$1	1.50%
Year Ended October 31, 2005	–	–	$11.67	11.46%	$1	1.58%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.96	20.98%	$19	1.40%
Year Ended October 31, 2007 (f)	(1.07)	(1.07)	$13.56	13.71%	$2	1.38%
Class B Shares
Period Ended October 31, 2004 (g)	–	–	$10.46	4.60%	$1	2.07%
Year Ended October 31, 2005	–	–	$11.58	10.71%	$1	2.02%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.77	20.22%	$1	2.10%
Year Ended October 31, 2007 (f)	(1.07)	(1.07)	$13.26	13.00%	$2	2.00%
Class C Shares
Period Ended October 31, 2004 (g)	–	–	$10.46	4.60%	$1	2.07%
Year Ended October 31, 2005	–	–	$11.58	10.71%	$1	2.02%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.77	20.22%	$1	2.10%
Year Ended October 31, 2007 (f)	(1.07)	(1.07)	$13.26	13.00%	$2	2.00%
Class R Shares
Period Ended October 31, 2004 (g)	–	–	$10.46	4.60%	$1	1.73%
Year Ended October 31, 2005	–	–	$11.63	11.19%	$1	1.55%
Year Ended October 31, 2006	(1.01)	(1.01)	$12.91	20.96%	$1	1.23%
Year Ended October 31, 2007 (f)	(1.07)	(1.07)	$13.45	13.28%	$5,686	1.56%
Institutional Service Class Shares
Period Ended October 31, 2004 (g)	–	–	$10.47	4.70%	$1	1.04%
Year Ended October 31, 2005	–	–	$11.70	11.75%	$1	1.19%
Year Ended October 31, 2006	(1.01)	(1.01)	$13.04	21.38%	$1	1.35%
Year Ended October 31, 2007 (f)	(1.07)	(1.07)	$13.70	14.11%	$2	1.02%
Institutional Class Shares
Period Ended October 31, 2004 (g)	–	–	$10.47	4.70%	$49,793	1.07%
Year Ended October 31, 2005	–	–	$11.71	11.84%	$41,074	1.10%
Year Ended October 31, 2006	(1.01)	(1.01)	$13.06	21.45%	$64,383	1.10%
Year Ended October 31, 2007 (f)	(1.07)	(1.07)	$13.71	14.01%	$119,429	1.08%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
	Ratio of			Ratio of Net
	Net		Ratio of	Investment
	Investment		Expenses	Income (Loss)
	Income		(Prior to	(Prior to
	(Loss) to		Reimbursements)	Reimbursements)
	Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c)(d)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Period Ended October 31, 2004 (g)	(1.17%	)	9.82%	(9.48%	)	0.48%
Year Ended October 31, 2005	(1.11%	)	1.69%	(1.22%	)	144.08%
Year Ended October 31, 2006	(0.97%	)	1.45%	(1.02%	)	98.72%
Year Ended October 31, 2007 (f)	(0.85%	)	1.42%	(0.89%	)	85.86%
Class B Shares
Period Ended October 31, 2004 (g)	(1.78%	)	9.13%	(8.84%	)	0.48%
Year Ended October 31, 2005	(1.79%	)	2.10%	(1.87%	)	144.08%
Year Ended October 31, 2006	(1.73%	)	2.22%	(1.85%	)	98.72%
Year Ended October 31, 2007 (f)	(1.36%	)	2.10%	(1.46%	)	85.86%
Class C Shares
Period Ended October 31, 2004 (g)	(1.78%	)	9.13%	(8.84%	)	0.48%
Year Ended October 31, 2005	(1.79%	)	2.11%	(1.87%	)	144.08%
Year Ended October 31, 2006	(1.73%	)	2.14%	(1.77%	)	98.72%
Year Ended October 31, 2007 (f)	(1.36%	)	2.10%	(1.46%	)	85.86%
Class R Shares
Period Ended October 31, 2004 (g)	(1.17%	)	8.65%	(6.92%	)	0.48%
Year Ended October 31, 2005	(1.41%	)	1.56%	(1.43%	)	144.08%
Year Ended October 31, 2006	(1.10%	)	1.23%	(1.10%	)	98.72%
Year Ended October 31, 2007 (f)	(0.87%	)	1.69%	(1.00%	)	85.86%
Institutional Service Class Shares
Period Ended October 31, 2004 (g)	(0.74%	)	8.22%	(7.92%	)	0.48%
Year Ended October 31, 2005	(0.87%	)	1.40%	(1.08%	)	144.08%
Year Ended October 31, 2006	(0.77%	)	1.35%	(0.77%	)	98.72%
Year Ended October 31, 2007 (f)	(0.38%	)	1.11%	(0.47%	)	85.86%
Institutional Class Shares
Period Ended October 31, 2004 (g)	(1.02%	)	2.18%	(2.14%	)	0.48%
Year Ended October 31, 2005	(0.81%	)	1.19%	(0.89%	)	144.08%
Year Ended October 31, 2006	(0.69%	)	1.16%	(0.74%	)	98.72%
Year Ended October 31, 2007 (f)	(0.42%	)	1.16%	(0.50%	)	85.86%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

See Accompanying Notes to Financial Statements.

22 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

NorthPointe Small Cap Value Fund

		Investment Activities			Distributions
			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net
	Beginning	Investment	Gains on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Institutional Class Shares
Year Ended October 31, 2003	$9.82	0.03	3.72	3.75	(0.04)
Year Ended October 31, 2004	$13.53	0.03	1.64	1.67	(0.03)
Year Ended October 31, 2005	$14.43	0.08	1.99	2.07	(0.08)
Year Ended October 31, 2006	$12.51	0.05	1.86	1.91	(0.05)
Year Ended October 31, 2007 (f)	$11.72	0.03	0.71	0.74	(0.05)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)

Institutional Class Shares
Year Ended October 31, 2003	—	(0.04)	$13.53	38.25%	$39,328	1.00%
Year Ended October 31, 2004	(0.74)	(0.77)	$14.43	12.65%	$32,156	0.99%
Year Ended October 31, 2005	(3.91)	(3.99)	$12.51	15.39%	$25,069	1.00%
Year Ended October 31, 2006	(2.65)	(2.70)	$11.72	18.07%	$32,267	1.00%
Year Ended October 31, 2007 (f)	(1.44)	(1.49)	$10.97	6.48%	$31,186	0.97%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of	Expenses	Income
	Net Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Portfolio
	Net Assets (c)	Net Assets (c)(d)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Year Ended October 31, 2003	0.25%	1.01%	0.23%	102.63%
Year Ended October 31, 2004	0.19%	1.00%	0.18%	135.45%
Year Ended October 31, 2005	0.61%	1.03%	0.59%	164.93%
Year Ended October 31, 2006	0.43%	1.07%	0.36%	154.88%
Year Ended October 31, 2007 (f)	0.25%	0.98%	0.24%	182.64%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 23

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds.” Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds.” The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	NorthPointe Small Cap Growth Fund (“Small Cap Growth”)
-	NorthPointe Small Cap Value Fund (“Small Cap Value”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically,

24 Annual Report 2007

this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) may value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. The Funds did not have any futures contracts during the year ended October 31, 2007.

2007 Annual Report 25

Notes to Financial Statements (Continued)
October 31, 2007

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of October 31, 2007, the Funds did not have securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Funds. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares

26 Annual Report 2007

outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust”) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, NorthPointe Capital, LLC (“NorthPointe”), for the Funds. NorthPointe manages each of the Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for NFA and the subadvisers is as follows for the year ended October 31, 2007:

		Total
Fund	Fee Schedule	Fees

Small Cap Growth (a)	All Assets	0.95%

Small Cap Value (a)	All Assets	0.85%

(a)	Effective October 1, 2007, NorthPointe became an unaffiliated subadvisor to the Fund.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $399,935, of which $329,559 was paid to affiliated subadvisors, for the year ended October 31, 2007.

NFA has entered into separate written contracts with Small Cap Value and Small Cap Growth, and those respective Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business.) from exceeding 1.10% for all classes of Small Cap Growth and 1.00% for the Institutional Class of Small Cap Value until at least May 1,2008.

NFA may request and receive reimbursement from each of Small Cap Value and Small Cap Growth of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed, depending on which Fund, either (i) the previous five fiscal years or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

2007 Annual Report 27

Notes to Financial Statements (Continued)
October 31, 2007

For the year ended October 31, 2007, the cumulative potential reimbursements of Small Cap Growth, based on reimbursements which expire within five or three years (as noted below) from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NorthPointe would be:

	Amount	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2003	2004	2005	2006	2007

Small Cap Growth (a)	N/A	N/A	$44,324	$28,148	$75,278

Small Cap Value (b)	$4,795	$528	4,960	17,755	3,918

(a)	Expense Limitation Agreement allows for reimbursement three years from fiscal year in which the corresponding reimbursement to the Fund was made.
(b)	Expense Limitation Agreement allows for reimbursement from previous five fiscal years.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC. (formerly, “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R
Fund	Shares	Shares	Shares	Shares

Small Cap Growth	0.25%	1.00%	1.00%	0.50%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares of the Small Cap Growth Fund. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Small Cap Growth Fund. NFD also receives fees for services as principal underwriter for Class B shares of the Small Cap Growth Fund. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the initial investment. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Small Cap Growth Fund made within one year of purchase. For the year ended October 31, 2007, NFD received commissions of $28,917 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Small Cap Growth Fund, of which $0 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are

28 Annual Report 2007

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each of the Funds.

As of October 31, 2007, the Advisers or affiliates of the Advisers directly held 45% of the shares outstanding of the Small Cap Growth Fund.

Under the terms of a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Trust and Nationwide Mutual Fund Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2007, the Funds portion of such costs amounted to $2,744.

2007 Annual Report 29

Notes to Financial Statements (Continued)
October 31, 2007

4. Short-Term Trading Fees

Small Cap Growth assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2007, the following Fund had contributions to capital due to collection of redemption fees.

Fund	Amount

Small Cap Growth	$8,489

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the year ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earning credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Small Cap Growth	$122,211,045	$77,506,846

Small Cap Value	57,525,617	60,471,085

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of

30 Annual Report 2007

tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid From

				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
Fund	Income	Capital Gains	Distributions	Paid

Small Cap Growth	$2,201,433	$3,138,063	$5,339,496	$5,339,496

Small Cap Value	2,234,121	1,884,054	4,118,175	4,118,175

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid From

			Total Taxable	Total
	Ordinary	Net Long Term	Distributions	Distributions
Fund	Income	Capital Gains		Paid

Small Cap Growth	$3,595,391	$–	$3,595,391	$3,595,391

Small Cap Value	2,908,566	2,557,986	5,466,552	5,466,552

2007 Annual Report 31

Notes to Financial Statements (Continued)
October 31, 2007

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

					Total
	Undistributed	Undistributed		Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	(Depreciation)*	(Deficit)

Small Cap Growth	$4,994,520	$5,058,829	$10,053,349	$9,705,654	$19,759,003

Small Cap Value	2,936,282	1,194,400	4,130,682	(17,496)	4,113,186

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Small Cap Growth	$112,893,936	$15,533,553	$(5,827,899)	$9,705,654

Small Cap Value	31,574,297	2,043,100	(2,060,596)	(17,496)

32 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund (two series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

2007 Annual Report 33

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Small Cap Growth	$120,830

Small Cap Value	300,270

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Small Cap Growth	6%

Small Cap Value	14%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Small Cap Growth	$3,138,063

Small Cap Value	1,884,054

34 Annual Report 2007

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 35

Management Information October 31, 2007 (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

36 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2007

Number of
	Position(s) Held		Nationwide Fund
	with the Trust	Principal Occupation(s)	Portfolios	Other
Name, Address and	and Length of	During Past	in the Complex	Directorships
Year of Birth	Time Served[1]	5 Years	Overseen by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide MutualInsurance Company. [2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

2007 Annual Report 37

Management Information October 31, 2007 (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2007 (Continued)

Number of
	Position(s) Held		Nationwide Fund
	with the Trust	Principal Occupation(s)	Portfolios	Other
Name, Address and	and Length of	During Past	in the Complex	Directorships
Year of Birth	Time Served[1]	5 Years	Overseen by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38 Annual Report 2007

AnnualReport

October 31, 2007

Contents

1	Message to Shareholders
Concept Series*
3	Nationwide Hedged Core Equity Fund
13	Nationwide Market Neutral Fund
Core Equity Series*
26	Nationwide Small Cap Core Fund
34	Nationwide Small Cap Growth Opportunities Fund
41	Nationwide Small Cap Value Fund

65	Notes to Financial Statements

*Prior to May 1, 2007, each Fund was Known as a Gartmore Fund.

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the investment strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Rankings based on Class A shares of the Fund. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance shown. Performance reflects certain fee waivers, without which returns would be lower.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper rankings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

In order to achieve the Nationwide Hedged Core Equity Fund’s objective, the manager uses sophisticated investment strategies such as leverage, short selling, and investing in derivatives and ETFs.

In order to achieve the Nationwide Market Neutral Fund’s objective, the manager uses sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives.

In order to achieve the Nationwide Small Cap Core Fund’s objective, the manager uses sophisticated investment strategies such as short-term trading and investing in smaller companies, derivatives and initial public offerings (IPOs).

2007 Annual Report 1

Message to Shareholders
Continued

The Nationwide Small Cap Growth Opportunities Fund and the Nationwide Small Cap Value Fund may purchase securities in derivatives and initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Each fund is subject to specific investment risks such as those associated with sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs and initial public offerings (IPO)s. The funds’ strategies cause the funds to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in these funds are more fully detailed within the funds’ prospectuses.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

The Nationwide Hedged Core Equity Fund’s primary benchmark index is the Russell 1000® Index. The Fund’s Composite Index consists of 65% Russell 1000 Index and 35% Citigroup 3-Month Treasury Bill (T-Bill) Index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Russell 1000® Index: An unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the market capitalization of the Russell 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group believes to be reliable.

PERFORMANCE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. High double digit returns are unusual and may not be sustained. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:
Nationwide Hedged Core Equity Fund
Nationwide Market Neutral Fund
Nationwide Small Cap Core Fund
Nationwide Small Cap Growth Opportunities Fund
Nationwide Small Cap Value Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is subject to change at any time.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

2 Annual Report 2007

Nationwide Hedged Core Equity Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Hedged Core Equity Fund (Class A at NAV) returned 8.69% versus 11.48% for its composite benchmark, which consists of 65% Russell 1000® Index and 35% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/ Short Equity Funds (consisting of 73 funds as of Oct. 31, 2007) was 12.48% for the same time period.

Can you describe the market environment during the reporting period?

Decelerating economic growth, uncertainty in the credit market and slowing earnings growth weighed on the financial markets throughout the year. Investors considered when and how much of the housing downturn will slow down other parts of the economy. Within the equity markets, several different investment themes influenced the returns of large-cap companies. From the fourth quarter of 2006 to the first half of the second quarter of 2007, mergers-and-acquisitions (M&A) activity was very strong across all sectors. Capitalizing on this theme was challenging for quantitative managers.

What areas detracted from Fund performance?

Investors exhibited a dramatic shift in sentiment for investment styles. After many years, large-capitalization companies began outperforming small-cap stocks, and growth investing began outperforming value investing. As the reporting period progressed, the outperformance of growth and momentum investing increased dramatically. The swiftness of this change in investing sentiment proved challenging for quantitative managers. Our model responded to these changes. In the Fund’s portfolio, the long position contributed positively to, and short positions constituted the main detractor from, Fund performance. More specifically, stock selection was the primary detractor from Fund performance. On the long side, Fund holding CapitalSource Inc., a specialized finance company, underperformed. The stock had exposure to subprime lending, and market-wide concerns about credit created negative sentiment for the stock. Fund holding retailer J.C. Penney Co., Inc. was a poor performer; the company’s earnings suffered amid a broad slowdown in retail sales. On the short side, a position in NYSE Group, Inc. detracted from Fund performance; market sentiment was strong for the stock as the company completed a merger with Euronext and financial results of the combined company were better than expected. Occidental Petroleum Corp. was another short position that detracted from Fund performance; earnings for the company continued to exceed expectations against a backdrop of record-high crude oil prices.

What areas of investment provided the most positive relative returns for the Fund?

Good stock selection in several sectors, particularly information technology and industrials, contributed to Fund performance. On the long side, Fund holding Hewlett-Packard Co., a computer manufacturer, performed well; the company increased market share throughout the reporting period. Another contributor to Fund performance, aerospace components supplier Goodrich Corp., posted solid sales and earnings growth driven by robust demand in the aerospace industry. On the short side, two financial services companies aided Fund performance; People’s United Financial, Inc. and Valley National Bancorp disappointed investors with their earnings reports and business outlook.

What is your outlook for the near term?

We will be monitoring earnings expectations and consumer spending closely. With earnings expectations high and a slowing economy, the equity markets could be vulnerable to earnings disappointments. Further, any deterioration in unemployment or income growth numbers might be negative news for stocks. On the positive side, equity valuations are reasonable, global growth continues to be strong, and monetary easing is bullish for stocks. Our quantitative models continue to point to growth and large cap as the areas with the most promising investment opportunities.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Joseph Cerniglia, CFA

2007 Annual Report 3

Nationwide Hedged Core Equity Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC6	8.69%	10.42%	3.44%	2.69%
	w/SC3	2.40%	4.58%

Class B	w/o SC6	7.64%	9.34%	4.19%	3.44%
	w/SC4	2.64%	5.69%

Class C	w/o SC6	7.64%	9.34%	4.19%	3.44%
	w/SC5	6.64%	9.34%

Class R2		8.19%	9.85%	3.89%	3.14%

Institutional Service Class[2]		8.77%	10.49%	3.31%	2.56%

Institutional Class[2]		8.86%	10.58%	3.19%	2.44%

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Hedged Core Equity Fund, Russell 1000 Index (Russell 1000)(a), the Citigroup U.S. Domestic 3-Month T Bill Index(b), the Composite Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 is an unmanaged index of approximately 1,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(c)	The Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Composite is a combination of the Russell 1000 (65%) and the Citigroup U.S. Domestic 3-Month T Bill Index (35%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

4 Annual Report 2007

Nationwide Hedged Core Equity Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Hedged Core Equity Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,027.80	$12.52	2.45%
	Hypothetical	[1]	$1,000.00	$1,012.85	$12.51	2.45%

Class B	Actual		$1,000.00	$1,024.20	$16.38	3.21%
	Hypothetical	[1]	$1,000.00	$1,009.02	$16.39	3.21%

Class C	Actual		$1,000.00	$1,024.20	$15.92	3.12%
	Hypothetical	[1]	$1,000.00	$1,009.47	$15.93	3.12%

Class R	Actual		$1,000.00	$1,026.80	$13.38	2.62%
	Hypothetical	[1]	$1,000.00	$1,011.99	$13.37	2.62%

Institutional Service Class	Actual		$1,000.00	$1,029.10	$11.15	2.18%
	Hypothetical	[1]	$1,000.00	$1,014.21	$11.13	2.18%

Institutional Class	Actual		$1,000.00	$1,029.00	$11.25	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.11	$11.23	2.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 5

Nationwide Hedged Core Equity Fund
Portfolio Summary

October 31, 2007	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.0%
Repurchase Agreements	7.9%
Liabilities in excess of other assets	-2.9%

100.0%

Top Industries

Diversified Financial Services	9.2%
Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	6.4%
Insurance	5.5%
Aerospace & Defense	5.4%
Computers & Peripherals	4.9%
Multiline Retail	4.8%
Semiconductors & Semiconductor Equipment	3.4%
Communications Equipment	3.1%
Multi-Utilities	3.0%
Other	45.9%

100.0%

Top Holdings*

J.P. Morgan Chase & Co.	2.9%
Hewlett-Packard Co.	2.7%
Raytheon Co.	2.3%
Bristol-Myers Squibb Co.	2.2%
Procter & Gamble Co. (The)	2.1%
Public Service Enterprise Group, Inc.	2.0%
CVS Caremark Corp.	2.0%
Exxon Mobil Corp.	1.9%
ProLogis Trust	1.9%
Intel Corp.	1.8%
Other	78.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of other.

6 Annual Report 2007

Nationwide Hedged Core Equity Fund
Portfolio Summary

October 31, 2007	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	30.2%
Other Assets	69.8%

100.0%

Top Industries

Manufacturing	3.2%
Oil, Gas & Consumable Fuels	3.1%
Media	2.4%
Banks	1.7%
Software	1.7%
Diversified Financial Services	1.6%
Pharmaceuticals	1.5%
Semiconductors & Semiconductor Equipment	1.2%
Multiline Retail	1.1%
Paper & Forest Products	1.0%
Other	81.5%

100.0%

Top Holdings

United Parcel Service, Inc.	1.5%
Washington Post Co. (The)	1.5%
U.S. Bancorp	1.2%
3M Co.	1.1%
Coca-Cola Co.	1.1%
Oracle Corp.	1.1%
Federated Investors, Inc.	1.0%
Illinois Tool Works, Inc.	1.0%
Occidental Petroleum Corp.	1.0%
International Paper Co.	1.0%
Other	88.5%

100.0%

2007 Annual Report 7

Statement of Investments
October 31, 2007

Nationwide Hedged Core Equity Fund

Common Stocks - Long positions (95.0%)(a)

	Shares or
	Principal Amount	Value

Aerospace & Defense (5.4%)
Boeing Co. (The)	500	$49,295
L-3 Communications Holdings, Inc.	700	76,748
Northrop Grumman Corp.	600	50,172
Raytheon Co.	2,100	133,581

		309,796

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	900	44,928

Auto Components (0.9%)
B.F. Goodrich Co. (The)	700	48,762

Beverages (0.6%)
Molson Coors Brewing Co.	600	34,338

Biotechnology (0.9%)
Genentech, Inc.*	700	51,891

Capital Markets (1.0%)
NYSE Euronext	600	56,322

Chemicals (1.8%)
Dow Chemical Co. (The)	1,100	49,544
PPG Industries, Inc.	700	52,318

		101,862

Commercial Services & Supplies (1.4%)
Steelcase, Inc.	4,300	76,841

Communications Equipment (3.1%)
Cisco Systems, Inc.*	1,500	49,590
Harris Corp.	900	54,504
QUALCOMM, Inc.	1,700	72,641

		176,735

Computers & Peripherals (4.9%)
Apple, Inc.*	300	56,985
Hewlett-Packard Co.	3,000	155,040
International Business Machines Corp.	600	69,672

		281,697

Distributor (1.9%)
ProLogis Trust	1,500	107,610

Diversified Consumer Services (0.7%)
Service Corp. International	2,800	40,516

Diversified Financial Services (9.2%)
Bank of America Corp.	2,100	101,388
Citigroup, Inc.	2,000	83,800
Goldman Sachs Group, Inc.	200	49,584
J.P. Morgan Chase & Co.	3,600	169,200
Merrill Lynch & Co., Inc.	800	52,816
Morgan Stanley	1,000	67,260

		524,048

Diversified Telecommunication Services (1.8%)
AT&T, Inc.	2,500	104,475

Electric Utility (1.0%)
Northeast Utilities	1,800	55,494

Electronic Equipment & Instruments (2.1%)
Avnet, Inc.*	1,000	41,720
Jabil Circuit, Inc.	3,700	80,401

		122,121

Energy Equipment & Services (2.4%)
Schlumberger Ltd.	1,000	96,570
Tidewater, Inc.	700	38,269

		134,839

Entertainment (1.8%)
Walt Disney Co. (The)	2,900	100,427

Food & Staples Retailing (1.2%)
Walgreen Co.	1,700	67,405

Food Products (0.8%)
Corn Products International, Inc.	1,100	46,794

Health Care Equipment & Supplies (0.6%)
PerkinElmer, Inc.	1,200	33,024

Health Care Providers & Services (1.7%)
McKesson Corp.	800	52,880
UnitedHealth Group, Inc.	900	44,235

		97,115

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	600	28,788
Starwood Hotels & Resorts Worldwide, Inc.	600	34,116

		62,904

8 Annual Report 2007

Common Stocks - Long positions (a) (continued)

	Shares or
	Principal Amount	Value

Household Durables (1.3%)
Snap-on, Inc.	700	$34,937
Whirlpool Corp.	500	39,590

		74,527

Household Products (2.1%)
Procter & Gamble Co. (The)	1,700	118,184

Industrial Conglomerate (1.2%)
General Electric Co.	1,600	65,856

Insurance (5.5%)
ACE Ltd.	700	42,427
Aetna, Inc.	700	39,319
American International Group, Inc.	1,300	82,056
MetLife, Inc.	800	55,080
Prudential Financial, Inc.	600	58,032
XL Capital Ltd., Class A	500	35,975

		312,889

Internet Software & Services (1.2%)
Google, Inc., Class A*	100	70,700

Leisure Equipment & Products (0.8%)
Time Warner, Inc.	2,600	47,476

Life Sciences Tools & Services (0.5%)
Thermo Fisher Scientific, Inc.*	500	29,405

Machinery (1.0%)
Kennametal, Inc.	600	54,726

Metals & Mining (1.0%)
Freeport-McMoRan Copper & Gold, Inc., Class B	500	58,840

Multi-Utilities (3.0%)
CenterPoint Energy, Inc.	3,500	58,660
Public Service Enterprise Group, Inc.	1,200	114,720

		173,380

Multiline Retail (4.8%)
CVS Caremark Corp.	2,700	112,779
J.C. Penney Co., Inc.	800	44,992
Target Corp.	900	55,224
Wal-Mart Stores, Inc.	1,400	63,294

		276,289

Oil, Gas & Consumable Fuels (8.4%)
Chesapeake Energy Corp.	2,100	82,908
Chevron Corp.	1,100	100,661
ConocoPhillips	800	67,968
Exxon Mobil Corp.	1,200	110,388
Valero Energy Corp.	600	42,258
Williams Cos., Inc. (The)	2,000	72,980

		477,163

Paper & Forest Products (0.8%)
MeadWestvaco Corp.	1,400	47,096

Pharmaceuticals (6.4%)
Abbott Laboratories	1,000	54,620
Bristol-Myers Squibb Co.	4,100	122,959
Merck & Co., Inc.	1,200	69,912
Pfizer, Inc.	2,200	54,142
Schering-Plough Corp.	2,000	61,040

		362,673

Road & Rail (1.4%)
Union Pacific Corp.	600	76,824

Semiconductors & Semiconductor Equipment (3.4%)
Applied Materials, Inc.	2,600	50,492
Intel Corp.	3,950	106,255
Intersil Corp.	1,300	39,442

		196,189

Software (1.4%)
Microsoft Corp.	2,100	77,301

Specialty Retail (1.5%)
Nike, Inc.	900	59,634
OfficeMax, Inc.	900	28,485

		88,119

Thrifts & Mortgage Finance (0.6%)
Fannie Mae	600	34,224

Wireless Telecommunication Services (1.6%)
Sprint Nextel Corp.	3,400	58,140
Telephone & Data Systems, Inc.	500	34,900

		93,040

Total Common Stocks — Long positions (Cost $4,968,188)		5,414,845

2007 Annual Report 9

Statement of Investments (Continued)
October 31, 2007

Nationwide Hedged Core Equity Fund (Continued)

Common Stocks - Long positions (a) (continued)

Shares or
Principal Amount	Value

Wireless Telecommunication Services (continued)

Repurchase Agreements (7.9%)

	Shares or
	Principal Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $199,842, collateralized by U.S. Government Agency Mortgages with a market value of $203,811	$199,815	$199,815

Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $249,184, collateralized by U.S. Government Agency Mortgages with a market value of $254,134	249,151	249,151

Total Repurchase Agreements (Cost $448,966)		448,966

Total Investments (Cost $5,417,154) (b) — 102.9%		5,863,811
Liabilities in excess of other assets — (2.9)%		(162,966)

NET ASSETS — 100.0%		$5,700,845

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

10 Annual Report 2007

Statement of Securities Sold Short
October 31, 2007

Nationwide Hedged Core Equity Fund

Common Stocks - Short Positions (30.2%)

	Principle
	Amount	Value

Air Freight & Logistics (0.7%)
United Parcel Service, Inc.	500	$37,550

Banks (1.7%)
Bank of Hawaii Corp.	600	31,896
U.S. Bancorp	2,000	66,320

		98,216

Beverages (0.1%)
PepsiCo, Inc.	100	7,372

Biotechnology (0.6%)
Amgen, Inc.*	600	34,866

Commercial Bank (0.6%)
TCF Financial Corp.	1,400	31,878

Commercial Services & Supplies (0.4%)
Western Union Co.	1,100	24,244

Computers & Peripherals (0.5%)
Autodesk, Inc.*	600	29,340

Consumer Finance (0.6%)
H&R Block, Inc.	1,600	34,880

Consumer Goods (0.9%)
Colgate-Palmolive Co.	700	53,389

Diversified Financial Services (1.6%)
City National Corp.	500	33,800
Federated Investors, Inc.	1,300	55,900

		89,700

Diversified Telecommunication Services (0.7%)
Embarq Corp.	1,400	37,044

Electric Utility (0.6%)
Exelon Corp.	400	33,112

Electronic Equipment & Instruments (0.6%)
Agilent Technologies, Inc.*	900	33,165

Energy Company (0.6%)
Duke Energy Corp.	1,900	36,423

Gas Utility (0.9%)
Spectra Energy Corp.	1,900	49,362

Health Care Equipment & Supplies (0.7%)
Covidien Ltd.	1,000	41,600

Health Care Providers & Services (0.5%)
Zimmer Holdings, Inc.*	400	27,796

Hotels, Restaurants & Leisure (0.5%)
MGM Mirage*	300	27,483

Insurance (0.5%)
Progressive Corp., The	1,600	29,600

Manufacturing (3.2%)
3M Co.	700	60,452
Illinois Tool Works, Inc.	1,000	57,260
ITT Corp.	600	40,152
Plum Creek Timber Co., Inc.	600	26,802

		184,666

Media (2.4%)
E.W. Scripps Co.	1,200	54,012
Washington Post Co. (The)	100	84,900

		138,912

Multiline Retail (1.1%)
Coca-Cola Co.	1,000	61,760

Oil, Gas & Consumable Fuels (3.1%)
Anadarko Petroleum Corp.	700	41,314
Apache Corp.	400	41,524
Devon Energy Corp.	400	37,360
Occidental Petroleum Corp.	800	55,240

		175,438

Paper & Forest Products (1.0%)
International Paper Co.	1,600	59,136

Pharmaceuticals (1.5%)
Gilead Sciences, Inc.*	900	41,571
Wyeth	900	43,767

		85,338

Real Estate Investment Trust (REIT) (0.6%)
Vornado Realty Trust	300	33,516

Semiconductors & Semiconductor Equipment (1.2%)
Maxim Integrated Products, Inc.	1,300	35,230
National Semiconductor Corp.	1,250	31,425

		66,655

2007 Annual Report 11

Statement of Securities Sold Short (Continued)
October 31, 2007

Nationwide Hedged Core Equity Fund (Continued)

Common Stocks - Short Positions (continued)

	Principle
	Amount	Value

Software (1.7%)
DST Systems, Inc.*	400	$33,884
Oracle Corp.*	2,800	62,076

		95,960

Thrifts & Mortgage Finance (0.6%)
Freddie Mac	700	36,561

Wireless Telecommunication Services (0.5%)
United States Cellular Corp.*	300	28,245

Total Common Stocks — Short Positions (Proceeds $1,657,564)		1,723,207

Total Securities Sold Short (Proceeds $1,657,564) (a) — 30.2%		1,723,207

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities..

See Accompanying Notes to Financial Statements

12 Annual Report 2007

Nationwide Market Neutral Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Market Neutral Fund (Class A at NAV) registered -2.56% versus 4.95% for its benchmark, the Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Equity Market Neutral Funds (consisting of 59 funds as of Oct. 31, 2007) was 4.07% for the same time period.

Can you describe the market environment during the reporting period?

Decelerating economic growth, uncertainty in the credit market and slowing earnings growth weighed on the financial markets throughout the reporting period. Investors considered when and how much of the housing downturn will slow down other parts of the economy. Within the equity markets, several different investment themes influenced the returns of large-capitalization companies. From the fourth quarter of 2006 to the first half of the second quarter of 2007, mergers-and-acquisitions (M&A) activity was very strong across all sectors. Capitalizing on this theme was challenging for quantitative managers. Investors exhibited a dramatic shift in sentiment for investment styles. After many years, large-cap companies began outperforming small-cap stocks, and growth investing began outperforming value investing. As the reporting period progressed, the outperformance of growth and momentum investing increased dramatically. The swiftness of this change in investing sentiment was challenging for quantitative managers. Our model responded to these changes, but not as quickly as they occurred. Consequently, the Fund’s performance in the second half of the reporting period was better than in the first half.

What areas detracted from Fund performance?

Stock selection in the information technology, materials and consumer discretionary sectors detracted from Fund performance. On the long side, Fund holding retailer J.C. Penney Co., Inc. was a poor performer; the stock’s earnings suffered amid a broad slowdown in retail sales. Fund holding Spansion Inc., a manufacturer of flash memory, also underperformed. Slumping prices for the flash memory used in cellular phones and other devices caused profit margins to fall. On the short side, a position in The Mosaic Co., a manufacturer of crop nutrients and animal feed, detracted from Fund performance; the stock rose amid healthy demand for the company’s products. A short position by the Fund in Station Casinos, Inc. also fared poorly; the company was bought by private equity investors who believed they could turn around the company’s poor fundamentals.

What areas of investment provided the most positive relative returns for the Fund?

Good stock selection in industrials, health care and financials aided Fund results. On the long side, diesel engine manufacturer Cummins, Inc. was a strong performer. Robust earnings and sales growth were driven by continued global infrastructure expansion and demand for truck engines. Another contributor to Fund performance, aerospace components supplier Goodrich Corp., posted solid sales and earnings growth driven by global demand in the aerospace industry. On the short side, two financial services companies aided Fund performance. Radian Group Inc. and MGIC Investment Corp., both private mortgage insurers, saw their stock prices fall sharply because both companies had substantial exposure to the subprime mortgage market.

What is your outlook for the near term?

With earnings expectations high and a slowing economy, the equity markets could be vulnerable. Any deterioration in the unemployment or income growth numbers would be negative news for stocks. On the positive side, equity valuations are reasonable, global growth continues to be strong, and monetary easing is bullish for stocks. Our quantitative models continue to point to growth and large cap as the areas with the most promising investment opportunities.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Joseph Cerniglia, CFA

2007 Annual Report 13

Nationwide Market Neutral Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC6	-2.56%	-1.81%	4.62%	3.90%
	w/SC3	-8.13%	-7.00%

Class B	w/o SC6	-3.12%	-2.42%	5.37%	4.65%
	w/SC4	-7.90%	-5.96%

Class C	w/o SC6	-3.07%	-2.37%	5.37%	4.65%
	w/SC5	-4.07%	-2.37%

Class R2		-2.52%	-1.87%	5.07%	4.35%

Institutional Service Class[2]		-2.07%	-1.36%	4.37%	3.65%

Institutional Class[2]		-2.07%	-1.36%	4.37%	3.65%

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Market Neutral Fund, Citigroup U.S. Domestic 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

14 Annual Report 2007

Nationwide Market Neutral Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Market Neutral Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$993.90	$14.68	2.92%
	Hypothetical	[1]	$1,000.00	$1,010.48	$14.91	2.92%

Class B	Actual		$1,000.00	$989.30	$18.90	3.77%
	Hypothetical	[1]	$1,000.00	$1,006.20	$19.24	3.77%

Class C	Actual		$1,000.00	$989.80	$19.26	3.84%
	Hypothetical	[1]	$1,000.00	$1,005.84	$19.60	3.84%

Class R	Actual		$1,000.00	$993.70	$15.18	3.02%
	Hypothetical	[1]	$1,000.00	$1,009.98	$15.42	3.02%

Institutional Service Class	Actual		$1,000.00	$994.90	$13.53	2.69%
	Hypothetical	[1]	$1,000.00	$1,011.64	$13.73	2.69%

Institutional Class	Actual		$1,000.00	$995.90	$13.43	2.67%
	Hypothetical	[1]	$1,000.00	$1,011.74	$13.63	2.67%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 15

Nationwide Market Neutral Fund
Portfolio Summary

October 31, 2007	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	87.1%
Repurchase Agreements	23.6%
Liabilities in excess of assets	-10.7%

100.0%

Top Industries

Insurance	9.3%
Health Care Providers & Services	5.5%
Oil, Gas & Consumable Fuels	5.2%
Energy Equipment & Services	4.3%
Chemicals	4.1%
Real Estate Investment Trusts (REITs)	4.0%
Food & Staples Retailing	3.5%
Electronic Equipment & Instruments	3.2%
Aerospace & Defense	3.2%
Commercial Services & Supplies	3.1%
Other	54.6%

100.0%

Top Holdings*

McKesson Corp.	1.9%
ProLogis Trust	1.9%
Telephone & Data Systems, Inc.	1.8%
Taubman Centers, Inc.	1.8%
Steelcase, Inc., CLASS A	1.7%
Harris Corp.	1.6%
Jabil Circuit, Inc.	1.5%
MetLife, Inc.	1.5%
Raytheon Co.	1.5%
Williams Cos., Inc. (The)	1.4%
Other	83.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

16 Annual Report 2007

Nationwide Market Neutral Fund
Portfolio Summary

October 31, 2007	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	87.0%
Other Assets	13.0%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	11.0%
Real Estate Investment Trusts (REITs)	7.1%
Banks	4.9%
Health Care Equipment & Supplies	3.8%
Service Companies	3.3%
Metals & Mining	3.0%
Chemicals	2.8%
Gas Distribution	2.8%
Commercial Services & Supplies	2.6%
Media	2.5%
Other	56.2%

100.0%

Top Holdings

Mosaic Co., Inc.	1.0%
EOG Resources, Inc.	1.0%
BEA Systems, Inc.	0.9%
Carpenter Technology Corp.	0.9%
Newfield Exploration Co.	0.9%
Devon Energy Corp.	0.9%
Southern Copper Corp.	0.9%
Forest Oil Corp.	0.9%
Copart, Inc.	0.9%
Energen Corp.	0.8%
Other	90.9%

100.0%

2007 Annual Report 17

Statement of Investments
October 31, 2007

Nationwide Market Neutral Fund

Common Stocks - Long positions (87.1%)(a)

	Shares or
	Principal Amount	Value

Aerospace & Defense (3.2%)
Boeing Co. (The)	1,200	$118,308
L-3 Communications Holdings, Inc.	1,000	109,640
Raytheon Co.	3,000	190,830

		418,778

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	1,400	69,888

Auto Components (1.5%)
B.F. Goodrich Co. (The)	2,300	160,218
Goodyear Tire & Rubber Co.*	400	12,060
Johnson Controls, Inc.	600	26,232

		198,510

Automobiles (0.2%)
Oshkosh Truck Corp.	500	27,100

Beverages (0.4%)
Molson Coors Brewing Co.	800	45,784

Biotechnology (0.5%)
Cephalon, Inc.*	900	66,366

Building Products (0.5%)
Lennox International, Inc.	1,800	64,260

Capital Markets (0.4%)
NYSE Euronext	600	56,322

Chemicals (4.1%)
Cabot Corp.	900	31,509
Eastman Chemical Co.	1,400	93,226
Lubrizol Corp.	2,000	135,760
Nalco Holding Co.	1,900	47,234
PPG Industries, Inc.	2,000	149,480
Valspar Corp.	3,000	75,090

		532,299

Commercial Bank (0.4%)
PNC Bank Corp.	754	54,409

Commercial Services & Supplies (3.1%)
Manpower, Inc.	1,700	127,058
R. R. Donnelley & Sons Co.	600	24,174
Steelcase, Inc.	12,500	223,375
UTI Worldwide, Inc.	1,000	25,510

		400,117

Communications Equipment (1.6%)
Harris Corp.	3,500	211,960

Computers & Peripherals (2.8%)
Diebold, Inc.	3,700	154,808
Hewlett-Packard Co.	3,100	160,208
International Business Machines Corp.	400	46,448

		361,464

Construction & Engineering (0.9%)
Fluor Corp.	500	79,000
Jacobs Engineering Group, Inc.*	500	43,575

		122,575

Consumer Goods (0.8%)
Crown Holdings, Inc.*	1,700	42,160
Jarden Corp.*	800	28,416
RPM International, Inc.	1,500	32,145

		102,721

Containers & Packaging (1.7%)
Ball Corp.	500	24,790
Bemis Co.	3,900	109,824
Packaging Corp. of America	2,600	82,784

		217,398

Distributor (1.9%)
ProLogis Trust	3,500	251,090

Diversified Consumer Services (0.6%)
Service Corp. International	5,800	83,926

Diversified Financial Services (1.6%)
CIT Group, Inc.	500	17,620
J.P. Morgan Chase & Co.	1,300	61,100
Merrill Lynch & Co., Inc.	800	52,816
Morgan Stanley	1,100	73,986

		205,522

Diversified Telecommunication Services (0.5%)
AT&T, Inc.	500	20,895
Cablevision Systems New York Group*	400	11,732
Qwest Communications International, Inc.*	4,000	28,720

		61,347

18 Annual Report 2007

Common Stocks - Long positions (a) (continued)

	Shares or
	Principal Amount	Value

Electric Utilities (1.0%)
Northeast Utilities	3,100	$95,573
Sierra Pacific Resources	1,800	30,366

		125,939

Electronic Equipment & Instruments (3.2%)
Amphenol Corp., Class A	700	30,989
Avnet, Inc.*	1,400	58,408
AVX Corp.	2,300	35,535
Jabil Circuit, Inc.	9,100	197,743
National Instruments Corp.	3,000	97,320

		419,995

Energy Equipment & Services (4.3%)
Cameron International Corp.*	600	58,416
FMC Technologies, Inc.*	2,000	121,260
Halliburton Co.	1,900	74,898
Helmerich & Payne, Inc.	1,300	41,106
Smith International, Inc.	2,300	151,915
Tidewater, Inc.	2,000	109,340

		556,935

Entertainment (0.8%)
Walt Disney Co. (The)	2,800	96,964

Food & Staples Retailing (3.5%)
Kroger Co.	3,300	96,987
SUPERVALU, Inc.	700	27,125
SYSCO Corp.	4,100	140,589
Walgreen Co.	3,300	130,845
Whole Foods Market, Inc.	1,100	54,494

		450,040

Food Products (1.3%)
ConAgra Foods, Inc.	1,000	23,730
Corn Products International, Inc.	3,000	127,620
Herbalife Ltd.	400	17,636

		168,986

Gas Utilities (1.5%)
Massey Energy Co.	5,200	164,736
Oneok, Inc.	500	24,970

		189,706

Health Care Equipment & Supplies (1.0%)
Cardinal Health, Inc.	1,300	88,439
PerkinElmer, Inc.	1,600	44,032

		132,471

Health Care Providers & Services (5.5%)
AmerisourceBergen Corp.	3,500	164,885
Express Scripts, Inc.*	2,000	126,200
Humana, Inc.*	300	22,485
McKesson Corp.	3,800	251,180
Medco Health Solutions, Inc.*	900	84,942
UnitedHealth Group, Inc.	1,200	58,980

		708,672

Health Care Technology (0.1%)
Wellcare Health Plans, Inc.*	300	7,257

Hotels, Restaurants & Leisure (0.6%)
Burger King Holdings, Inc.	800	21,152
Marriott International, Inc., Class A	300	12,333
Starwood Hotels & Resorts Worldwide, Inc.	700	39,802

		73,287

Household Durables (1.5%)
Newell Rubbermaid, Inc.	1,000	29,160
Snap-on, Inc.	1,000	49,910
Whirlpool Corp.	1,400	110,852

		189,922

Insurance (9.3%)
ACE Ltd.	1,700	103,037
Aetna, Inc.	1,500	84,255
American Financial Group, Inc.	2,650	79,235
American International Group, Inc.	300	18,936
Assurant, Inc.	1,100	64,284
CNA Financial Corp.	1,100	43,593
HCC Insurance Holdings, Inc.	4,800	143,472
MetLife, Inc.	2,800	192,780
PartnerRe Ltd.	800	66,600
Prudential Financial, Inc.	900	87,048
Reinsurance Group of America, Inc.	300	17,139
Transatlantic Holdings, Inc.	1,700	126,701
W.R. Berkley Corp.	3,700	111,333
XL Capital Ltd., Class A	900	64,755

		1,203,168

Internet & Catalog Retail (0.2%)
Liberty Media Corp.*	1,200	25,476

Life Sciences Tools & Services (0.2%)
Valhi, Inc.	900	24,021

2007 Annual Report 19

Statement of Investments (Continued)
October 31, 2007

Nationwide Market Neutral Fund (Continued)

Common Stocks - Long positions (a) (continued)

	Shares or
	Principal Amount	Value

Machinery (2.1%)
Cummins, Inc.	700	$83,972
Eaton Corp.	300	27,774
Harsco Corp.	1,000	60,620
Kennametal, Inc.	1,100	100,331

		272,697

Media (0.2%)
Sirius Satellite Radio, Inc.*	6,300	21,168

Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc., Class B	500	58,840
Reliance Steel & Aluminum Co.	300	17,505

		76,345

Multi-Utility (1.2%)
CenterPoint Energy, Inc.	9,000	150,840

Multiline Retail (1.1%)
Dollar Tree Stores, Inc.*	400	15,320
Family Dollar Stores, Inc.	1,600	40,560
J.C. Penney Co., Inc.	1,600	89,984

		145,864

Oil, Gas & Consumable Fuels (5.2%)
Chesapeake Energy Corp.	4,300	169,764
Chevron Corp.	700	64,057
Exxon Mobil Corp.	1,100	101,189
Holly Corp.	900	56,520
Marathon Oil Corp.	300	17,739
Sunoco, Inc.	800	58,880
Valero Energy Corp.	300	21,129
Williams Cos., Inc. (The)	5,100	186,099

		675,377

Paper & Forest Products (0.9%)
MeadWestvaco Corp.	3,500	117,740

Pharmaceuticals (2.0%)
Bristol-Myers Squibb Co.	2,900	86,971
Millennium Pharmaceuticals, Inc.*	2,100	24,822
Mylan Laboratories, Inc.	1,900	28,576
Schering-Plough Corp.	4,000	122,080

		262,449

Real Estate Investment Trusts (REITs) (4.0%)
Camden Property Trust	2,100	130,935
CapitalSource, Inc.	2,000	36,440
CBL & Associates Properties, Inc.	400	13,244
Simon Property Group, Inc.	200	20,822
SL Green Realty Corp.	200	24,132
Taubman Centers, Inc.	3,900	229,593
Ventas, Inc.	1,500	64,335

		519,501

Real Estate Management & Development (0.5%)
Jones Lang Lasalle, Inc.	700	66,731

Road & Rail (0.1%)
Union Pacific Corp.	100	12,804

Semiconductors & Semiconductor Equipment (1.9%)
Applied Materials, Inc.	4,200	81,564
Intersil Corp.	2,400	72,816
Novellus Systems*	1,800	51,138
Spansion, Inc., Class A*	5,100	35,955

		241,473

Specialty Retail (2.9%)
Barnes & Noble, Inc.	700	27,048
CarMax, Inc.*	1,400	29,218
Dick’s Sporting Goods, Inc.*	400	13,348
Nike, Inc.	200	13,252
OfficeMax, Inc.	3,300	104,445
PETsMART, Inc.	2,000	59,900
Ross Stores, Inc.	2,200	59,444
Sherwin Williams Co.	500	31,960
TJX Cos., Inc.	1,400	40,502

		379,117

Thrifts & Mortgage Finance (0.3%)
Fannie Mae	600	34,224

Transportation (0.3%)
Aircastle Ltd.	1,000	32,310

Wireless Telecommunication Services (2.6%)
SBA Communications Corp.*	300	10,680
Sprint Nextel Corp.	5,200	88,920
Telephone & Data Systems, Inc.	3,300	230,340

		329,940

Total Common Stocks — Long positions (Cost $10,851,037)		11,263,255

20 Annual Report 2007

Common Stocks - Long positions (a) (continued)

Shares or
Principal Amount	Value

Wireless Telecommunication Services (continued)

Repurchase Agreements (23.6%)

	Shares or
	Principal Amount	Value

CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,359,366, collateralized by U.S. Government Agency Mortgages with a market value of $1,386,368	$1,359,184	$1,359,184
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $1,695,000, collateralized by U.S. Government Agency Mortgages with a market value of $1,728,669	1,694,774	1,694,774

Total Repurchase Agreements (Cost $3,053,958)		3,053,958

Total Investments (Cost $13,904,995) (b) — 110.7%		14,317,213
Liabilities in excess of other assets — (10.7)%		(1,382,650)

NET ASSETS — 100.0%		$12,934,563

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 21

Statement of Securities Sold Short
October 31, 2007

Nationwide Market Neutral Fund

Common Stocks - Short Positions (87.0%)

	Principle
	Amount	Value

Aerospace & Defense (0.7%)
Spirit Aerosystems Holdings, Inc.*	2,600	$90,272

Air Freight & Logistics (0.7%)
United Parcel Service, Inc.	1,200	90,120

Airline (0.3%)
Southwest Airlines Co.	3,200	45,472

Auto Components (1.2%)
AutoZone, Inc.*	400	49,764
Copart, Inc.*	2,900	111,302

		161,066

Automobiles (0.7%)
International Speedway Corp.	2,100	93,303

Banks (4.9%)
Associated Banc-Corp.	1,800	51,948
Bank of Hawaii Corp.	1,900	101,004
Capitol Federal Financial	1,200	39,636
First Citizens Bancshares, Inc.	500	81,415
PNC Financial Services Group, Inc.	753	54,337
SunTrust Banks, Inc.	500	36,300
U.S. Bancorp	1,300	43,108
Unionbancal Corp.	900	48,609
Valley National Bancorp	1,905	39,014
Washington Federal, Inc.	3,800	91,808
Zions Bancorp	700	41,377

		628,556

Beverages (1.6%)
Brown-Forman Corp.	700	51,786
Coca-Cola Enterprises, Inc.	4,000	103,240
Hansen Natural Corp.*	800	54,400

		209,426

Biotechnology (0.8%)
Amgen, Inc.*	1,800	104,598

Building Products (0.4%)
Shaw Group, Inc.*	700	52,220

Chemicals (2.8%)
Cytec Industries, Inc.	1,500	100,065
Du Pont (E.I.) De Nemours & Co.	900	44,559
FMC Corp.	800	46,000
Mosaic Co., Inc.*	1,800	125,640
Sigma-Aldrich Corp.	900	46,503

		362,767

Commercial Bank (0.8%)
Commerce Bancshares, Inc.	2,100	99,057

Commercial Services & Supplies (2.6%)
ChoicePoint, Inc.*	2,600	102,232
Cintas Corp.	1,500	54,900
Equifax, Inc.	2,600	100,100
Level 3 Communications, Inc.*	9,300	28,179
Western Union Co.	2,100	46,284

		331,695

Computers & Peripherals (0.4%)
Adobe Systems, Inc.*	1,100	52,690

Construction & Engineering (1.3%)
KB Home	1,700	46,988
M.D.C. Holdings, Inc.	1,300	52,663
Terex Corp.*	1,000	74,220

		173,871

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	300	38,805

Consumer Finance (0.6%)
Dun & Bradstreet Corp.	400	38,740
H&R Block, Inc.	2,000	43,600

		82,340

Consumer Goods (0.7%)
Kimberly-Clark Corp.	700	49,623
Scotts Miracle-Gro Co.	1,000	45,890

		95,513

Containers & Packaging (0.7%)
Owens-Illinois, Inc.*	1,000	44,420
Pactiv Corp.*	1,500	41,205

		85,625

Diversified Financial Services (1.6%)
American Capital Strategies Ltd.	1,300	56,433
City National Corp.	800	54,080
Fair Isaac Corp.	1,200	45,504
Federated Investors, Inc.	1,100	47,300

		203,317

22 Annual Report 2007

Common Stocks - Short Positions (continued)

	Principle
	Amount	Value

Diversified Telecommunication Services (2.0%)
American Tower Corp.*	1,100	$48,598
Cablevision Systems New York Group*	400	11,732
SBA Communications Corp.*	1,500	53,400
Tellabs, Inc.*	10,300	90,743
Virgin Media, Inc.	2,200	48,642

		253,115

Electric Power (0.4%)
Covanta Holding Corp.*	1,800	48,798

Electric Utilities (1.1%)
Dominion Resources, Inc.	500	45,815
General Electric Co.	2,400	98,784

		144,599

Electrical Equipment (0.3%)
Eastman Kodak Co.	1,600	45,856

Electronic Equipment & Instruments (0.7%)
Cadence Design Systems, Inc.*	4,500	88,200

Energy Company (0.4%)
Duke Energy Corp.	2,900	55,593

Entertainment (0.7%)
Boyd Gaming Corp.	900	37,638
DreamWorks Animation SKG, Inc.*	1,500	48,840

		86,478

Food Products (1.8%)
Campbell Soup Co.	1,500	55,470
Dean Foods Co.	1,700	47,209
Hershey Co. (The)	1,900	81,909
Kraft Foods, Inc.	1,300	43,433

		228,021

Gas Distribution (2.8%)
Energen Corp.	1,700	108,800
Energizer Holdings, Inc.*	400	41,720
Equitable Resources, Inc.	1,900	107,008
National Fuel Gas Co.	1,200	58,188
Questar Corp.	800	45,664

		361,380

Gas Utility (0.8%)
Spectra Energy Corp.	4,000	103,920

Health Care Equipment & Supplies (3.8%)
Boston Scientific Corp.*	7,000	97,090
Covidien Ltd.	2,400	99,840
Edwards Lifesciences Corp.*	900	45,198
IDEXX Laboratories, Inc.*	400	48,712
Medtronic, Inc.	1,000	47,440
Techne Corp.*	1,600	104,384
Varian Medical Systems, Inc.*	1,000	48,770

		491,434

Health Care Providers & Services (1.4%)
Brookdale Senior Living, Inc.	2,500	92,225
Saint Jude Medical, Inc.*	1,000	40,730
Zimmer Holdings, Inc.*	700	48,643

		181,598

Health Care Technology (0.7%)
Covance, Inc.*	600	49,500
Laboratory Corp. of America Holdings*	600	41,250

		90,750

Hotels, Restaurants & Leisure (0.3%)
MGM Mirage*	500	45,805

Insurance (2.1%)
Alleghany Corp.*	200	78,604
Conseco, Inc.*	2,700	42,633
PMI Group, Inc.	1,300	20,839
Progressive Corp., The	2,200	40,700
Torchmark Corp.	700	45,612
Wesco Financial Corp.	100	39,800

		268,188

Internet Software & Services (0.3%)
IAC/ InteractiveCorp*	1,200	35,352

IT Services (0.3%)
Unisys Corp.*	6,300	38,304

Life Sciences Tools & Services (0.2%)
Valhi, Inc.	900	24,021

Machinery (1.0%)
Ingersoll-Rand Co. Ltd., Class A	1,000	50,350
Pitney Bowes, Inc.	1,900	76,076

		126,426

2007 Annual Report 23

Statement of Securities Sold Short (Continued)
October 31, 2007

Nationwide Market Neutral Fund (Continued)

Common Stocks - Short Positions (continued)

	Principle
	Amount	Value

Manufacturing (2.3%)
3M Co.	500	$43,180
Dover Corp.	900	41,400
Goodyear Tire & Rubber Co.*	1,800	54,270
Illinois Tool Works, Inc.	1,000	57,260
Plum Creek Timber Co., Inc.	2,200	98,274

		294,384

Media (2.5%)
E.W. Scripps Co.	2,300	103,523
R.H. Donnelley Corp.*	1,700	93,245
Warner Music Group Corp.	4,300	43,774
Washington Post Co. (The)	100	84,900

		325,442

Metals & Mining (3.0%)
Carpenter Technology Corp.	800	115,928
Cleveland-Cliffs, Inc.	600	57,390
Southern Copper Corp.	800	111,760
Steel Dynamics, Inc.	1,200	63,864
United States Steel Corp.	400	43,160

		392,102

Multi-Utilities (0.9%)
Alliant Energy Corp.	1,400	56,000
Alliant Techsystems, Inc.*	500	55,195

		111,195

Multiline Retail (0.8%)
Anheuser-Busch Cos., Inc.	2,000	102,560

Oil, Gas & Consumable Fuels (11.0%)
Anadarko Petroleum Corp.	800	47,216
Apache Corp.	600	62,286
Cabot Oil & Gas Corp.	1,600	63,504
Cimarex Energy Co.	1,200	48,612
CNX Gas Corp.*	1,700	54,264
CONSOL Energy, Inc.	900	50,850
Denbury Resources, Inc.*	1,200	67,920
Devon Energy Corp.	1,200	112,080
Ensco International, Inc.	800	44,392
EOG Resources, Inc.	1,400	124,040
Forest Oil Corp.*	2,300	111,757
Health Management Associates, Inc.	6,300	41,643
Newfield Exploration Co.*	2,100	113,064
Noble Energy, Inc.	1,300	99,502
Occidental Petroleum Corp.	700	48,335
Plains Exploration & Products Co.*	2,000	101,900
Range Resources Corp.	1,100	49,423
Southwestern Energy Co.*	900	46,557
Teekay Corp.	700	39,165
Unit Corp.*	2,000	95,540

		1,422,050

Other Financial (0.4%)
TD Ameritrade Holding Corp.*	2,800	53,592

Paper & Forest Products (2.3%)
Domtar Corp.*	6,800	58,344
International Paper Co.	1,300	48,048
Louisiana-Pacific Corp.	5,600	92,176
Smurfit-Stone Container Corp.*	3,700	44,807
Temple-Inland, Inc.	1,000	53,670

		297,045

Pharmaceuticals (1.7%)
Barr Pharmaceuticals, Inc.*	800	45,856
Forest Laboratories, Inc.*	1,200	46,884
Gilead Sciences, Inc.*	1,000	46,190
Hospira, Inc.*	1,000	41,330
IMS Health, Inc.	1,400	35,294

		215,554

Real Estate Investment Trusts (REITs) (7.1%)
Annaly Capital Management, Inc.	1,800	30,762
Apartment Investment & Management Co.	1,200	56,076
Avalonbay Communities, Inc.	1,600	98,120
Boston Properties, Inc.	500	54,170
Brandywine Realty Trust	3,900	100,893
Developers Diversified Realty Corp.	2,000	50,400
Douglas Emmett, Inc.	3,900	102,609
Equity Residential Properties Trust	2,300	96,094
Federal Realty Investment Trust	1,000	44,110
iStar Financial, Inc.	2,200	33,561
Public Storage, Inc.	2,400	97,164
UDR, Inc.	4,000	94,960
Vornado Realty Trust	500	55,860

		914,779

Semiconductors & Semiconductor Equipment (2.1%)
Maxim Integrated Products, Inc.	3,500	94,850
Microchip Technology, Inc.	1,200	39,804
National Semiconductor Corp.	1,600	40,224
Rambus, Inc.*	2,500	49,475
Silicon Laboratories, Inc.*	1,000	43,700

		268,053

24 Annual Report 2007

Common Stocks - Short Positions (continued)

	Principle
	Amount	Value

Service Companies (3.3%)
Career Education Corp.*	2,900	$103,646
Gannett Co., Inc.	2,200	93,302
Getty Images, Inc.*	1,600	45,200
Monster Worldwide, Inc.*	2,300	93,334
New York Times Co.	4,900	95,844

		431,326

Software (2.1%)
BEA Systems, Inc.*	7,100	119,990
DST Systems, Inc.*	1,200	101,652
Symantec Corp.*	2,500	46,950

		268,592

Specialty Retail (0.3%)
Bed Bath & Beyond, Inc.*	1,300	44,122

Technology (0.4%)
Stericycle, Inc.*	800	46,664

Telephones (0.3%)
Windstream Corp.	3,100	41,695

Thrifts & Mortgage Finance (0.3%)
Freddie Mac	700	36,561

Tobacco (0.8%)
Altria Group, Inc.	1,400	102,102

Transportation (1.2%)
Con-way, Inc.	800	34,088
Norfolk Southern Corp.	900	46,485
YRC Worldwide, Inc.*	3,300	81,114

		161,687

Total Common Stocks — Short Positions (Proceeds $10,900,590)		11,248,056

Total Securities Sold Short (a) (Proceeds $10,900,590) — 87.0%		$11,248,056

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities..

See Accompanying Notes to Financial Statements

2007 Annual Report 25

Nationwide Small Cap Core Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Small Cap Core Fund (Class A at NAV) returned 1.88% versus 9.27% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small Cap Value Funds (consisting of 289 funds as of Oct. 31, 2007) was 6.26% for the same time period.

Can you describe the market environment during the reporting period?

Decelerating economic growth, uncertainty in the credit market and slowing earnings growth weighed on the financial markets throughout the year. Investors weighed when and how much of the housing downturn will slow down other parts of the economy. Within the equity markets, several different investment themes influenced the returns of small-capitalization companies. From the fourth quarter of 2006 to the first half of the second quarter of 2007, mergers-and-acquisitions (M&A) activity was very strong across all sectors. Capitalizing on this theme was challenging for quantitative managers. Investors exhibited a dramatic shift in sentiment for investment styles. After many years, large-cap companies began outperforming small-cap stocks, and growth investing began outperforming value investing. As the reporting period progressed, the outperformance of growth and momentum investing increased dramatically. The swiftness of this change in investing sentiment was challenging for quantitative managers.

What areas detracted from Fund performance?

In the early part of this year, our quantitative model overweighted valuation factors. Although the stock selection criterion of our quantitative model evolves with market conditions, it did not forecast the swift change in market sentiment from value to growth stocks, resulting in our model underperforming the benchmark during the reporting period.

In the information technology sector, Fund holding MicroStrategy Inc., a manufacturer of business intelligence software, disappointed investors by missing earnings estimates in May because of a sharp deceleration in product license revenues. Security Bancorp Inc. and Ocwen Financial Corp. were weak-performing stocks in the financials sector. Security Bancorp had a large exposure to construction and land development lending, making it vulnerable to problems in the housing market. Fund holding Ocwen Financial, a diversified financial services company, had exposure to subprime lending.

What areas of investment provided the most positive relative returns for the Fund?

Good stock selection in several sectors, particularly energy and telecommunications services, contributed to Fund performance. In the energy sector, Fund holding Oil States International, Inc., a company that provides specialty products and services to oil and gas companies, performed well. Second-quarter earnings at the company exceeded analysts’ forecasts, driven by increases in the volume and gross profit margins of the company’s offshore product segments. In the telecommunications services sector, Fund performance was aided by Dobson Communications Corp., an independent wireless communications services supplier that was bought by AT&T Inc. Another strong-performing stock held by the Fund was Triumph Group, Inc., a designer and manufacturer of aircraft components. The company benefited from robust global demand in the aerospace industry.

What is your outlook for the near term?

We will be monitoring earnings expectations and consumer spending closely. With earnings expectations high and a slowing economy, the equity markets could be vulnerable to earnings disappointments. Further, any deterioration in the unemployment or income growth numbers might be negative news for stocks. On the positive side, equity valuations are reasonable, global growth continues to be strong, and monetary easing is bullish for stocks.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Manager:

Joseph Cerniglia, CFA

26 Annual Report 2007

Nationwide Small Cap Core Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC6	1.88%	5.36%	2.42%	1.52%
	w/SC3	-3.94%	-0.21%

Class B	w/o SC6	0.99%	4.42%	3.15%	2.25%
	w/SC4	-4.01%	0.76%

Class C	w/o SC6	1.03%	4.46%	3.15%	2.25%
	w/SC5	0.03%	4.46%

Class R2		1.28%	4.78%	2.85%	1.95%

Institutional Service Class[2]		1.92%	5.40%	2.17%	1.27%

Institutional Class[2]		2.02%	5.49%	2.15%	1.25%

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Core Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 27

Nationwide Small Cap Core Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Small Cap Core Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$981.00	$7.44	1.49%
	Hypothetical	[1]	$1,000.00	$1,017.69	$7.61	1.49%

Class B	Actual		$1,000.00	$976.90	$11.16	2.24%
	Hypothetical	[1]	$1,000.00	$1,013.91	$11.43	2.24%

Class C	Actual		$1,000.00	$977.30	$11.01	2.21%
	Hypothetical	[1]	$1,000.00	$1,014.06	$11.28	2.21%

Class R	Actual		$1,000.00	$978.90	$8.48	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.63	$8.68	1.70%

Institutional Service Class	Actual		$1,000.00	$981.30	$6.34	1.27%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.48	1.27%

Institutional Class	Actual		$1,000.00	$981.30	$6.19	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.33	1.24%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

28 Annual Report 2007

Nationwide Small Cap Core Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	97.1%
Repurchase Agreements	2.7%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries

Insurance	6.3%
Electronic Equipment & Instruments	5.6%
Commercial Services & Supplies	5.4%
Commercial Banks	4.7%
Oil, Gas & Consumable Fuels	4.4%
Semiconductors & Semiconductor Equipment	3.7%
Communications Equipment	3.6%
Hotels, Restaurants & Leisure	3.3%
Chemicals	3.1%
Health Care Equipment & Supplies	3.1%
Other	56.8%

100.0%

Top Holdings*

FLIR Systems, Inc.,	1.6%
Odyssey Re Holdings Corp.	1.1%
Triumph Group, Inc.,	1.1%
Phoenix Co., Inc.	1.0%
Longs Drug Stores Corp.	1.0%
Jack in the Box, Inc.	1.0%
Layne Christensen Co.	1.0%
Delphi Financial Group, Inc., Class A	1.0%
Westar Energy, Inc.	1.0%
Lear Corp.	1.0%
Other	89.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 29

Statement of Investments
October 31, 2007

Nationwide Small Cap Core Fund

Common Stocks (97.1%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.6%)
Ceradyne, Inc.*	300	$20,523
Cubic Corp.	300	13,500
Triumph Group, Inc.	800	63,696

		97,719

Airlines (0.6%)
Alaska Air Group, Inc.*	700	17,780
Republic Airways Holdings, Inc.*	1,000	21,290

		39,070

Auto Components (2.8%)
American Axle & Manufacturing Holdings, Inc.	1,600	43,936
Cooper Tire & Rubber Co.	800	17,824
Lear Corp.*	1,700	60,401
Noble International Ltd.	1,200	22,404
Tenneco Automotive, Inc.*	900	27,549

		172,114

Biotechnology (2.3%)
Array BioPharma, Inc.*	2,500	28,000
Bio-Rad Laboratories, Inc., Class A*	500	48,290
Exelixis, Inc.*	3,100	34,100
Medarex, Inc.*	1,500	17,925
Pharmion Corp.*	300	14,436

		142,751

Building Products (0.6%)
Aaon, Inc.	800	14,608
Apogee Enterprises, Inc.	900	21,177

		35,785

Capital Markets (2.1%)
Calamos Asset Management, Inc.	1,200	40,824
Evercore Partners, Inc.	1,000	25,930
Knight Capital Group, Inc., Class A*	2,500	33,525
SWS Group, Inc.	1,650	31,333

		131,612

Chemicals (3.1%)
Arch Chemicals, Inc.	500	22,810
C.F. Industries Holdings, Inc.	200	17,580
Hercules, Inc.	1,500	28,215
Koppers Holdings, Inc.	600	26,880
Olin Corp.	700	15,946
Stepan Co.	700	24,248
Terra Industries, Inc.*	700	25,823
W.R. Grace & Co.*	1,100	32,560

		194,062

Commercial Banks (4.7%)
First BanCorp.	3,300	29,007
First Community Bancshares, Inc.	700	24,038
Greene Bancshares, Inc.	900	28,845
Home Bancshares, Inc.	1,900	40,508
Midwest Banc Holding, Inc.	1,700	22,610
Omega Financial Corp.	1,200	32,820
Pacific Capital Bancorp	900	18,657
Preferred Bank	800	23,784
SCBT Financial Corp.	1,000	31,950
Security Bank Corp.	3,500	36,470

		288,689

Commercial Services & Supplies (5.4%)
Administaff, Inc.	700	27,916
Bowne & Co., Inc.	1,600	27,808
CDI Corp.	900	24,804
Clean Harbors, Inc.*	500	24,615
Deluxe Corp.	500	20,170
Diamond Management & Technology Consultants, Inc.	1,600	17,088
Herman Miller, Inc.	900	24,498
Layne Christensen Co.*	1,100	62,634
PHH Corp.*	1,300	29,068
Viad Corp.	400	14,176
Waste Services, Inc.*	1,600	14,656
Watson Wyatt Worldwide, Inc.	900	42,903

		330,336

Communications Equipment (3.6%)
3Com Corp.*	6,200	30,256
Andrew Corp.*	2,000	29,320
Arris Group, Inc.*	2,000	23,000
CommScope, Inc.*	700	33,019
Foundry Networks, Inc.*	2,500	52,850
Network Equipment Technologies, Inc.*	1,200	17,880
Tekelec*	2,500	33,000

		219,325

30 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Computers & Peripherals (1.1%)
Brocade Communications Systems, Inc.*	3,100	$29,481
Hutchinson Technology, Inc.*	900	21,357
Integral Systems, Inc.	800	17,936

		68,774

Construction & Engineering (0.7%)
Granite Construction, Inc.	400	17,128
Perini Corp.*	500	28,675

		45,803

Construction Materials (0.3%)
Headwaters, Inc.*	1,500	21,525

Consumer Finance (0.3%)
EZCORP, Inc., Class A*	1,300	17,108

Consumer Goods (0.4%)
Tempur-Pedic International, Inc.	600	21,600

Containers & Packaging (1.2%)
Greif, Inc.	900	57,240
Rock-Tenn Co.	600	17,496

		74,736

Distributor (0.9%)
Potlatch Corp.	1,200	57,192

Diversified Financial Services (0.6%)
Compass Diversified Trust	2,200	35,442

Diversified Telecommunication Services (0.4%)
SureWest Communications	900	23,832

Electric Utilities (1.6%)
UniSource Energy Corp.	1,100	34,892
Westar Energy, Inc.	2,300	61,226

		96,118

Electrical Equipment (1.8%)
A.O. Smith Corp.	500	18,695
Encore Wire Corp.	700	14,700
Genlyte Group, Inc.*	400	26,040
Graftech International Ltd.*	800	15,120
Regal-Beloit Corp.	700	34,328

		108,883

Electronic Equipment & Instruments (5.6%)
Benchmark Electronics, Inc.*	1,300	26,663
CTS Corp.	2,600	32,110
Daktronics, Inc.	800	23,856
FLIR Systems, Inc.*	1,400	97,146
Insight Enterprises, Inc.*	1,200	33,168
Kemet Corp.*	3,100	21,917
Methode Electronics	1,500	18,810
Newport Corp.*	1,200	16,404
P.C. Connection, Inc.*	1,400	20,580
Rogers Corp.*	600	29,418
Technitrol, Inc.	900	26,469

		346,541

Energy Equipment & Services (1.7%)
Complete Production Services*	1,600	31,840
Oil States International, Inc.*	400	17,276
Parker Drilling Co.*	2,600	21,944
W-H Energy Services, Inc.*	600	34,536

		105,596

Food & Staples Retailing (2.5%)
Ingles Markets, Inc., Class A	800	22,200
Longs Drug Stores Corp.	1,200	63,012
Pathmark Stores, Inc.*	1,600	20,960
PriceSmart, Inc.	600	17,064
Weis Markets, Inc.	700	30,723

		153,959

Food Products (0.3%)
Imperial Sugar Co.	700	18,053

Gas Utility (0.7%)
Northwest Natural Gas Co.	900	43,353

Health Care Equipment & Supplies (3.1%)
Align Technology, Inc.*	600	12,420
Greatbatch, Inc.*	1,000	24,860
Inverness Medical Innovations, Inc.*	700	42,063
LifeCell Corp.*	800	35,248
Meridian Bioscience, Inc.	500	16,545
West Pharmaceutical Services, Inc.	1,400	57,876

		189,012

Health Care Providers & Services (2.7%)
Amerigroup Corp.*	800	28,000
Apria Healthcare Group, Inc.*	1,800	43,506
InVentiv Health, Inc.*	700	29,561

2007 Annual Report 31

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Providers & Services (continued)
Medcath Corp.*	900	$24,957
Res-Care, Inc.*	1,600	39,296

		165,320

Health Care Technology (0.4%)
GTx, Inc.*	1,500	23,670

Hotels, Restaurants & Leisure (3.3%)
Jack in the Box, Inc.*	2,000	62,740
Pinnacle Entertainment, Inc.*	1,400	40,880
Red Robin Gourmet Burgers*	500	20,010
Triarc Cos., Inc.	2,800	31,360
WMS Industries, Inc.*	1,400	48,538

		203,528

Household Durables (1.0%)
Avatar Holdings*	400	18,620
Kimball International, Inc., Class B	1,500	19,995
Skyline Corp.	700	24,808

		63,423

Industrial Conglomerate (0.6%)
Sequa Corp., Class A*	200	34,764

Insurance (6.3%)
Amerisafe, Inc.*	1,300	21,021
Commerce Group, Inc.	1,300	47,437
Delphi Financial Group, Inc., Class A	1,600	62,000
EMC Insurance Group, Inc.	900	23,697
FBL Financial Group, Inc., Class A	700	28,336
Midland Co. (The)	900	57,258
Odyssey Re Holdings Corp.	1,800	66,924
Phoenix Co., Inc.	4,600	63,388
ProAssurance Corp.*	300	16,542

		386,603

Internet & Catalog Retail (2.0%)
GSI Commerce, Inc.*	800	22,792
Netflix, Inc.*	1,800	47,646
Overstock.com, Inc.*	900	35,217
Priceline.com, Inc.*	200	18,620

		124,275

Internet Software & Services (1.5%)
Blue Coat Systems, Inc.*	800	32,472
Digital River, Inc.*	400	21,224
Omniture, Inc.*	1,100	37,576

		91,272

IT Services (0.9%)
Heartland Payment Systems, Inc.	1,800	54,000

Leisure Equipment & Products (0.2%)
Nautilus Group, Inc. (The)	1,900	12,217

Life Sciences Tools & Services (1.3%)
Illumina, Inc.*	700	39,305
PAREXEL International Corp.*	900	41,400

		80,705

Machinery (3.0%)
Barnes Group, Inc.	1,300	47,749
Bucyrus International, Inc., Class A	200	16,500
Enpro Industries, Inc.*	500	20,505
Mueller Industries, Inc.	1,500	53,940
Wabtec Corp.	900	33,777
Watts Industries, Inc.	500	14,215

		186,686

Media (0.8%)
RCN Corp.	2,000	29,200
World Wrestling Federation Entertainment, Inc.	1,400	21,280

		50,480

Metals & Mining (1.3%)
Metal Management, Inc.	800	42,056
Quanex Corp.	1,000	41,190

		83,246

Multiline Retail (0.3%)
Big Lots, Inc.*	700	16,786

Oil, Gas & Consumable Fuels (4.4%)
ATP Oil & Gas Corp.*	700	40,145
Clayton Williams Energy, Inc.*	800	23,944
Comstock Resources, Inc.*	1,000	36,550
Crosstex Energy, Inc.	1,100	40,557
Delek U.S. Holdings, Inc.	800	19,192
Gulf Island Fabrication, Inc.	1,000	34,920
Mariner Energy, Inc.*	2,200	55,000
Matrix Service Corp.*	800	23,592

		273,900

Pharmaceuticals (2.5%)
Biomarin Pharmaceutical, Inc.*	1,300	36,049
Idenix Pharmaceuticals, Inc.*	9,000	23,310
Isis Pharmaceuticals, Inc.*	1,500	26,430
K-V Pharmaceutical Co.*	1,100	34,474

32 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Pharmaceuticals (continued)
Keryx Biopharmaceuticals, Inc.*	1,600	$16,480
Onyx Pharmaceuticals, Inc.*	400	18,684

		155,427

Real Estate Investment Trusts (REITs) (2.9%)
Arbor Realty Trust, Inc.	1,800	33,984
Digital Reality Trust, Inc.	1,300	57,187
Franklin Street Properties Corp.	2,300	37,375
Realty Income	1,700	50,218

		178,764

Semiconductors & Semiconductor Equipment (3.7%)
Amkor Technology, Inc.*	2,200	24,926
Anadigics, Inc.*	1,000	14,750
Brooks Automation, Inc.*	1,500	19,470
Credence Systems Corp.*	7,900	24,095
MKS Instruments, Inc.*	800	16,064
On Semiconductor Corp.*	3,100	31,620
Photronics, Inc.*	2,500	27,350
RF Micro Devices, Inc.*	4,700	29,234
Sigma Designs, Inc.*	400	23,508
Silicon Image, Inc.*	3,100	19,747

		230,764

Software (2.4%)
Mentor Graphics Corp.*	1,900	30,438
Nuance Communications, Inc.*	1,800	39,798
Sybase, Inc.*	1,600	45,760
Ultimate Software Group, Inc. (The)*	600	20,706
Vasco Data Security International Inc.*	400	10,576

		147,278

Specialty Retail (2.1%)
Aeropostale, Inc.*	1,350	30,915
Cabela’s, Inc.*	1,300	25,376
Guess?, Inc.	600	30,834
Men’s Wearhouse, Inc.	1,000	42,260

		129,385

Textiles, Apparel & Luxury Goods (1.0%)
Brown Shoe Co., Inc.	900	18,360
Cole (Kenneth) Productions, Inc.	900	16,803
Warnaco Group, Inc. (The)*	600	24,414

		59,577

Thrifts & Mortgage Finance (0.5%)
City Bank	600	14,370
Ocwen Financial Corp.*	2,000	14,920

		29,290

Trading Companies & Distributors (0.5%)
H&E Equipment Services, Inc.*	900	15,867
Kaman Corp., Class A	400	15,084

		30,951

Water Utility (0.6%)
American States Water Co.	800	36,360

Wireless Telecommunication Services (0.9%)
Dobson Communications Corp., Class A*	2,500	32,350
Novatel Wireless, Inc.*	1,000	26,000

		58,350

Total Common Stocks (Cost $5,785,446)		5,986,011

Repurchase Agreements (2.7%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $74,839, collateralized by U.S. Government Agency Mortgages with a market value of $76,326	$74,829	74,829
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $93,316, collateralized by U.S. Government Agency Mortgages with a market value of $95,170	93,304	93,304

Total Repurchase Agreements (Cost $168,133)		168,133

Total Investments (Cost $5,953,579) (a) — 99.8%		6,154,144
Other assets in excess of liabilities — 0.2%		11,143

NET ASSETS — 100.0%		$6,165,287

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements.

2007 Annual Report 33

Nationwide Small Cap Growth Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Small Cap Growth Opportunities Fund (Class A at NAV) returned 28.44% versus 16.73% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 576 funds as of Oct. 31, 2007) was 20.37% for the same time period.

Can you describe the market environment during the reporting period?

Small-capitalization growth stocks performed relatively well against a backdrop of rising volatility; the group benefited from its substantial weighting in technology stocks, which handily outperformed the benchmark. In contrast, the small-cap value sector lagged during the reporting period because of the sector’s heavy reliance on financial stocks, which were hampered by significant deterioration in the U.S. housing and mortgage markets due to surging delinquencies and defaults among subprime borrowers. Rising crude oil prices, which ended the reporting period near $90 per barrel, contributed to investors’ nervousness. However, after declining sharply during the summer, the markets rebounded to close the reporting period near their highs as the Federal Reserve Board stepped in to cut the closely watched target federal funds rate in September and October, in the first instance by a larger-than-expected 0.50%.

What areas of investment provided the most positive relative returns for the Fund?

Versus the benchmark, the Fund received a boost from eight out of 10 sectors, and in the two negative sectors the damage was minimal. Favorable stock selection was the main driver of Fund performance, with health care, financials and information technology registering the most significant benefits. In health care, the standout contributor to Fund performance was Cepheid, a maker of molecular diagnostics systems, whose stock gained more than 200% over the last 12 months as a result of the company’s rapidly expanding customer base and robust demand for its diagnostic tests. Also boosting Fund performance was Masimo Corp., a maker of noninvasive patient monitoring devices, such as pulse oximeters. Following the company’s initial public offering in August 2007, its stock trended higher as Masimo steadily took market share from its rivals. Force Protection, Inc. further aided Fund results; a maker of combat vehicles with enhanced protection against roadside bombs, the company saw its orders surge as a result of those value-added features.

What areas detracted from Fund performance?

On the negative side, casino equipment maker Shuffle Master, Inc. detracted from Fund performance; a decrease in orders and poor execution from a recent acquisition resulted in a negative earnings revision. Syntax-Brillian Corp., a manufacturer of flat-panel televisions, also hurt Fund results; competitive pressures and a narrow customer list resulted in lower gross profit margins. Meanwhile, Fund holding cosmetics manufacturer Physicians Formula Holdings, Inc. fell short of the company’s anticipated profit margins despite posting healthy sales growth.

What is your outlook for the near term?

We believe that small-cap growth stocks could be a rewarding place to invest over the near term as long as the U.S. economy can avoid sliding into a recession. At the moment, we are still having no trouble finding companies reporting positive earnings revisions and enjoying above-average growth and reasonable valuations. As in the past, we will look for clues such as promising new products, geographic expansion and capable management to guide us in our search for attractive investment opportunities.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Christopher Baggini, CFA and Jason Kotik, CFA

34 Annual Report 2007

Nationwide Small Cap Growth Opportunities Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC6	28.44%	33.39%	2.40%	1.60%
	w/SC3	21.05%	26.34%

Class B	w/o SC6	27.51%	32.40%	3.15%	2.35%
	w/SC4	22.51%	28.82%

Class C	w/o SC6	27.61%	32.49%	3.15%	2.35%
	w/SC5	26.61%	32.49%

Class R2		27.87%	32.85%	2.85%	2.05%

Institutional Service Class[2]		28.78%	33.72%	2.20%	1.40%

Institutional Class[2]		28.78%	33.72%	2.15%	1.35%

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Growth Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2007 Annual Report 35

Nationwide Small Cap Growth Opportunities Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
Nationwide Small Cap Growth			Account Value,	Account Value,	Expenses Paid	Annualized
Opportunities Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$1,137.30	$8.62	1.60%
	Hypothetical	[1]	$1,000.00	$1,017.13	$8.17	1.60%

Class B	Actual		$1,000.00	$1,132.80	$12.69	2.36%
	Hypothetical	[1]	$1,000.00	$1,013.30	$12.05	2.36%

Class C	Actual		$1,000.00	$1,132.70	$12.63	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$12.00	2.35%

Class R	Actual		$1,000.00	$1,134.20	$10.65	1.98%
	Hypothetical	[1]	$1,000.00	$1,015.22	$10.11	1.98%

Institutional Service Class	Actual		$1,000.00	$1,137.90	$7.54	1.40%
	Hypothetical	[1]	$1,000.00	$1,018.14	$7.15	1.40%

Institutional Class	Actual		$1,000.00	$1,137.90	$7.27	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.39	$6.89	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

36 Annual Report 2007

Nationwide Small Cap Growth Opportunities Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	95.3%
Repurchase Agreements	4.6%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Health Care Equipment & Supplies	6.6%
Health Care Providers & Services	6.1%
Semiconductors & Semiconductor Equipment	5.5%
Hotels, Restaurants & Leisure	5.0%
Oil, Gas & Consumable Fuels	4.6%
Commercial Services & Supplies	4.5%
Communications Equipment	4.3%
Software	3.8%
Capital Markets	3.3%
Life Sciences Tools & Services	3.1%
Other	53.2%

100.0%

Top Holdings*

Corrections Corp. of America	1.7%
Ametek, Inc.	1.6%
Foundry Networks, Inc.	1.5%
SBA Communications Corp.	1.4%
GFI Group, Inc.	1.3%
WMS Industries, Inc.	1.2%
Double-Take Software, Inc.,	1.2%
Texas Roadhouse, Inc., Class A	1.1%
Aecom Technology Corp.	1.1%
Chattem, Inc.	1.1%
Other	86.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2007 Annual Report 37

Statement of Investments
October 31, 2007

Nationwide Small Cap Growth Opportunities Fund

Common Stocks (95.3%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.0%)
Teledyne Technologies, Inc.*	1,398	$73,129

Auto Components (0.5%)
LKQ Corp.*	1,060	40,874

Biotechnology (2.6%)
Array BioPharma, Inc.*	2,498	27,977
Enzon Pharmaceuticals, Inc.*	5,100	48,603
Exelixis, Inc.*	3,200	35,200
Omrix Biopharmaceuticals, Inc.*	700	24,388
Pharmion Corp.*	1,249	60,102

		196,270

Capital Markets (3.3%)
Calamos Asset Management, Inc.	1,300	44,226
Janus Capital Group, Inc.	1,300	44,863
Piper Jaffray Cos.*	900	46,260
Raymond James Financial, Inc.	1,490	55,503
Waddell & Reed Financial, Inc.	1,750	58,135

		248,987

Chemicals (2.3%)
BE Aerospace, Inc.*	919	45,683
Cytec Industries, Inc.	400	26,684
Hercules, Inc.	2,150	40,442
Sigma-Aldrich Corp.	1,100	56,837

		169,646

Commercial Bank (0.8%)
Bank of the Ozarks, Inc.	1,930	55,874

Commercial Services & Supplies (4.5%)
FTI Consulting, Inc.*	1,114	60,490
Layne Christensen Co.*	800	45,552
SAIC, Inc.*	2,600	51,246
Stericycle, Inc.*	600	34,998
Taleo Corp., Class A*	1,260	35,217
Waste Connections, Inc.*	2,200	74,382
Watson Wyatt Worldwide, Inc.	700	33,369

		335,254

Communications Equipment (4.3%)
ADTRAN, Inc.	1,850	44,529
Ciena Corp.*	1,530	73,226
F5 Networks, Inc.*	1,270	45,758
Foundry Networks, Inc.*	5,286	111,746
Shoretel, Inc.*	2,400	43,656

		318,915

Computers & Peripherals (1.3%)
Data Domain, Inc.*	950	32,794
Hutchinson Technology, Inc.*	2,600	61,698

		94,492

Construction & Engineering (1.1%)
Aecom Technology Corp.*	2,500	84,425

Consumer Goods (1.8%)
Jarden Corp.*	1,719	61,059
Tempur-Pedic International, Inc.	2,000	72,000

		133,059

Diversified Consumer Services (1.5%)
Capella Education Co.*	560	34,720
Global Payments, Inc.	800	38,048
New Oriental Education & Technology Group, Inc. ADR — CN*	400	35,808

		108,576

Diversified Financial Services (1.9%)
GFI Group, Inc.*	1,114	96,160
optionsXpress Holdings, Inc.	1,530	45,533

		141,693

Electrical Equipment (1.6%)
Ametek, Inc.	2,490	117,030

Electronic Equipment & Instruments (1.4%)
FLIR Systems, Inc.*	1,000	69,390
NAVTEQ Corp.*	430	33,196

		102,586

Energy Equipment & Services (1.9%)
Hercules Offshore, Inc.*	940	25,418
Ja Solar Holding Co Ltd.*	600	34,560
SunPower Corp., Class A*	620	78,405

		138,383

Environmental (0.9%)
ION Geophysical Corp.*	4,200	63,630

Food & Staples Retailing (1.1%)
Andersons, Inc. (The)	900	44,685
Central European Distribution Corp.*	744	39,566

		84,251

Food Products (0.8%)
Flowers Foods, Inc.	2,880	63,187

38 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (6.6%)
Angiodynamics, Inc.*	2,000	$40,000
Cepheid, Inc.*	1,922	49,741
Gen-Probe, Inc.*	790	55,316
IDEXX Laboratories, Inc.*	450	54,801
Inverness Medical Innovations, Inc.*	900	54,081
Masimo Corporation*	2,200	75,284
PerkinElmer, Inc.	2,890	79,533
Tomotherapy, Inc.*	1,450	31,711
Wright Medical Group, Inc.*	2,000	53,000

		493,467

Health Care Providers & Services (6.1%)
Davita, Inc.*	800	52,152
Five Star Quality Care, Inc.*	6,600	60,390
Gentiva Health Services, Inc.*	2,500	47,450
InVentiv Health, Inc.*	1,535	64,823
Pediatrix Medical Group, Inc.*	700	45,850
Sun Healthcare Group, Inc.*	3,676	59,368
Sunrise Senior Living, Inc.*	1,249	46,213
VCA Antech, Inc.*	1,745	80,357

		456,603

Health Care Technology (1.3%)
Phase Forward*	2,070	49,246
TriZetto Group, Inc. (The)*	2,742	44,804

		94,050

Hotels, Restaurants & Leisure (5.0%)
Ameristar Casinos, Inc.	1,420	46,221
Gaylord Entertainment Co.*	1,186	64,613
Life Time Fitness, Inc.*	590	35,778
Red Robin Gourmet Burgers*	1,280	51,226
Texas Roadhouse, Inc., Class A*	6,850	86,789
WMS Industries, Inc.*	2,610	90,489

		375,116

Household Durables (1.0%)
Tupperware Corp.	2,100	75,810

Internet & Catalog Retail (2.0%)
GSI Commerce, Inc.*	2,700	76,923
Priceline.com, Inc.*	800	74,480

		151,403

Internet Software & Services (0.5%)
Synchronoss Technologies, Inc.*	1,000	40,000

IT Services (1.1%)
BladeLogic, Inc.*	2,580	79,283

Leisure Equipment & Products (0.5%)
Brunswick Corp.	1,800	40,158

Life Sciences Tools & Services (3.1%)
Bruker Bioscience Corp.*	4,701	48,655
Charles River Laboratories International, Inc.*	1,300	75,400
Icon PLC ADR — IE*	1,233	71,514
Illumina, Inc.*	700	39,305

		234,874

Machinery (2.6%)
Flowserve Corp.	1,000	78,960
Harsco Corp.	630	38,191
Idex Corp.	900	31,878
Toro Co.	800	44,528

		193,557

Media (0.6%)
Lamar Advertising Co.	850	45,441

Metals & Mining (2.5%)
Century Aluminum Co.*	1,300	75,647
Commercial Metals Co.	1,660	52,091
Compass Minerals International Inc.	1,500	55,365

		183,103

Multi-Utility (0.5%)
MDU Resources Group, Inc.	1,400	39,424

Oil, Gas & Consumable Fuels (4.6%)
Bill Barrett Corp.*	960	44,928
C Energy, Inc.*	2,000	45,600
Cabot Oil & Gas Corp.	1,900	75,411
Gulfport Energy Corp.*	1,600	35,424
Petrohawk Energy Corp.*	2,151	39,793
RAM Energy Resources, Inc.*	7,300	39,274
Range Resources Corp.	1,460	65,598

		346,028

Personal Products (1.1%)
Chattem, Inc.*	1,130	83,959

2007 Annual Report 39

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Growth Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Pharmaceuticals (1.7%)
Adams Respiratory Therapeutics, Inc.*	1,270	$55,804
Amylin Pharmaceuticals, Inc.*	640	28,813
Sepracor, Inc.*	1,660	45,716

		130,333

Real Estate Investment Trusts (REITs) (2.2%)
Digital Reality Trust, Inc.	1,249	54,943
Felcor Lodging Trust, Inc.	1,940	40,624
MFA Mortgage Investments, Inc.	7,920	67,795

		163,362

Road & Rail (0.4%)
Old Dominion Freight Line, Inc.*	1,310	29,593

Semiconductors & Semiconductor Equipment (5.5%)
Anadigics, Inc.*	2,900	42,775
Applied Micro Circuits Corp.*	15,850	51,037
Atheros Communications*	1,680	58,968
Cavium Networks, Inc.*	600	17,448
Intersil Corp.	1,900	57,646
On Semiconductor Corp.*	3,500	35,700
RF Micro Devices, Inc.*	5,100	31,722
Silicon Laboratories, Inc.*	1,000	43,700
Silicon Motion Technology Corp. ADR — KY*	2,770	69,250

		408,246

Service Company (1.7%)
Corrections Corp. of America*	4,380	123,910

Software (3.8%)
Activision, Inc.*	3,200	75,680
Double-Take Software, Inc.*	3,660	87,218
Informatica Corp.*	3,700	63,196
Macrovision Corp.*	2,340	56,160

		282,254

Specialty Retail (2.6%)
American Eagle Outfitters Ltd.	2,500	59,450
Gymboree*	1,000	34,030
J Crew Group, Inc.*	1,250	46,750
Pacific Sunwear of California, Inc.*	3,100	51,832

		192,062

Textiles, Apparel & Luxury Goods (1.3%)
Crocs, Inc.*	420	31,395
Phillips-Van Heusen Corp.	1,300	62,140

		93,535

Transportation (0.4%)
Genesis Lease Ltd. ADR — IE	1,500	32,910

Wireless Telecommunication Services (2.0%)
SBA Communications Corp.*	3,000	106,800
Switch & Data, Inc.*	2,250	44,280

		151,080

Total Common Stocks (Cost $6,336,940)		7,109,822

Repurchase Agreements (4.6%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $153,718, collateralized by U.S. Government Agency Mortgages with a market value of $156,771	$153,697	153,697

Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $191,672, collateralized by U.S. Government Agency Mortgages with a market value of $195,479	191,646	191,647

Total Repurchase Agreements (Cost $345,344)		345,344

Total Investments (Cost $6,682,284) (a) — 99.9%		7,455,166
Other assets in excess of liabilities — 0.1%		10,715

NET ASSETS — 100.0%		$7,465,881

*	Denotes a non-income producing security.

(a)	See notes to statements of investments for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

IE	Ireland

KY	Cayman Islands

See Accompanying Notes to Financial Statements.

40 Annual Report 2007

Nationwide Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended Oct. 31, 2007, the Nationwide Small Cap Value Fund (Class A at NAV) returned 4.46% versus 2.05% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 757 funds as of Oct. 31, 2007) was 10.50% for the same time period.

Can you describe the market environment during the reporting period?

After a long run of outperformance in prior reporting periods, small-capitalization stocks trailed their large-cap and mid-cap counterparts. Gains on the value side of the small-cap sector were particularly muted, in large part due to the predominance of financials stocks in the small-cap value universe. Financials were hampered by significant deterioration in the U.S. housing and mortgage markets due to surging delinquencies and defaults among subprime borrowers. While subprime mortgages received the most attention because of the drastic upswing in delinquencies and defaults, these problems were symptomatic of a general laxness in underwriting standards, as well as the securitization and sale of questionable loans to buyers worldwide. Rising crude oil prices, which ended the reporting period near $90 per barrel, contributed to investors’ nervousness. That said, the broader economy remained relatively healthy, and the Federal Reserve Board helped maintain liquidity by cutting interest rates.

What areas of investment provided the most positive relative returns for the Fund?

The industrials sector provided a significant boost to Fund performance, mainly due to rewarding stock selection. Secondarily, stock selection in materials and an overweighting in the strong-performing energy sector added value. Among individual holdings, the Fund’s top contributor was Omega Navigation Enterprises, Inc., a leading tanker carrier of energy products. High demand for tanker services, created in part by a shortage of refineries, drove the stock’s gain. Agricultural products provider Agrium Inc. also did well, aided by robust demand for ethanol, a corn-based alternative automobile fuel normally blended with gasoline. In technology, NAVTEQ Corp. was a key contributor to Fund performance. The leading supplier of digital maps saw its stock surge after the company received a favorable buyout offer from cellular handset maker Nokia Corp.

What areas detracted from Fund performance?

On the negative side, the Fund was hurt by its position in CBRE Realty Finance, Inc., whose stock weakened when several of the company’s condominium development loans went delinquent. Also hampering Fund results was consumer electronics retailer Circuit City Stores, Inc. While we thought the stock was cheap, weak consumer spending and some missteps by management sent the company’s share price even lower. Despite having no direct subprime exposure, mortgage real estate investment trust American Home Mortgage Investment Corp., another Fund holding, filed for bankruptcy in August after its lenders cut off the company’s credit.

What is your outlook for the near term?

While small-cap value stocks could underperform other groups as long as problems in the financials sector continue, we believe that plenty of attractive opportunities exist in other sectors. In addition, as the credit markets work through their difficulties, some compelling bargains in financial stocks should be available as well. More broadly, if the housing crisis and crude oil prices do not worsen too much from recent levels, these conditions could help create a soft landing for the economy, providing room for further Federal Reserve Board easing and perhaps setting the stage for another leg of growth in the economy and corporate profits.

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Gary Haubold, CFA; William Gerlach, CFA; and Charles Purcell, CFA

2007 Annual Report 41

Nationwide Small Cap Value Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2007)

				Gross	Net
				Expense	Expense
		1 Yr.	Inception[1]	Ratio*	Ratio*

Class A	w/o SC6	4.46%	8.37%	2.45%	1.60%
	w/SC3	-1.57%	2.65%

Class B	w/o SC6	3.78%	7.63%	3.20%	2.35%
	w/SC4	-1.21%	3.98%

Class C	w/o SC6	3.81%	7.65%	3.20%	2.35%
	w/SC5	2.81%	7.65%

Class R2		4.16%	8.08%	2.90%	2.05%

Institutional Service Class[2]		4.84%	8.73%	2.26%	1.41%

Institutional Class[2]		4.84%	8.73%	2.20%	1.35%

*	As of October 31, 2006. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2008. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Value Fund, Russell 2000 Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42 Annual Report 2007

Nationwide Small Cap Value Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2007 and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending
			Account Value,	Account Value,	Expenses Paid	Annualized
Nationwide Small Cap Value Fund			5/1/07	10/31/07	During Period*	Expense Ratio*

Class A	Actual		$1,000.00	$989.90	$8.03	1.60%
	Hypothetical	[1]	$1,000.00	$1,017.13	$8.17	1.60%

Class B	Actual		$1,000.00	$986.40	$11.57	2.31%
	Hypothetical	[1]	$1,000.00	$1,013.56	$11.79	2.31%

Class C	Actual		$1,000.00	$985.90	$11.76	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.35	$12.00	2.35%

Class R	Actual		$1,000.00	$989.10	$9.07	1.81%
	Hypothetical	[1]	$1,000.00	$1,016.08	$9.24	1.81%

Institutional Service Class	Actual		$1,000.00	$992.00	$6.48	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.58	1.29%

Institutional Class	Actual		$1,000.00	$992.00	$6.78	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.39	$6.89	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

[1]	Represents the hypothetical 5% return before expenses.

2007 Annual Report 43

Nationwide Small Cap Value Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	96.5%
Repurchase Agreements	2.1%
Other assets in excess of liabilities	1.4%

100.0%

Top Industries

Real Estate Investment Trusts (REITs)	11.9%
Electronic Equipment & Instruments	6.9%
Commercial Banks	6.2%
Specialty Retail	4.8%
Textiles, Apparel & Luxury Goods	4.5%
Insurance	4.1%
Diversified Financial Services	4.1%
Metals & Mining	4.0%
Communications Equipment	3.7%
Oil, Gas & Consumable Fuels	3.1%
Other	46.7%

100.0%

Top Holdings*

Ashford Hospitality Trust	2.3%
Technitrol, Inc.	1.9%
Phillips-Van Heusen Corp.	1.8%
Rock-Tenn Co., CLASS A	1.4%
optionsXpress Holdings, Inc.	1.4%
Powerwave Technologies, Inc.	1.3%
Wabtec Corp.	1.2%
GFI Group, Inc.	1.2%
Anixter International, Inc.	1.2%
Lexington Corporate Properties Trust	1.2%
Other	85.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

44 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Small Cap Value Fund

Common Stocks (96.5%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (1.0%)
AAR Corp.*	900	$28,845
Moog, Inc., Class A*	700	32,305

		61,150

Airlines (1.5%)
Alaska Air Group, Inc.*	2,000	50,800
US Airways Group, Inc.*	1,600	44,256

		95,056

Auto Components (0.3%)
TRW Automotive Holdings Corp.*	700	20,783

Automobiles (0.7%)
Oshkosh Truck Corp.	800	43,360

Chemicals (1.8%)
Agrium, Inc.	600	38,142
Hercules, Inc.	1,100	20,691
O.M. Group, Inc.*	1,000	52,980

		111,813

Commercial Banks (6.2%)
Abington Bancorp, Inc.	2,700	25,056
Bank of the Ozarks, Inc.	1,100	31,845
First Commonwealth Financial Corp.	2,000	22,980
First Financial Bankshares, Inc.	1,100	42,933
FirstMerit Corp.	1,100	23,320
Great Southern Bancorp, Inc.	1,000	23,400
Hanmi Financial Corp.	1,100	12,122
National Penn Bancshares, Inc.	2,266	38,205
Simmons First National Corp., Class A	1,100	29,744
SVB Financial Group*	700	36,253
Trico Bancshares	1,300	28,730
Trustmark Corp.	900	24,291
Webster Financial Corp.	1,500	54,360

		393,239

Commercial Services & Supplies (2.9%)
Korn/ Ferry International*	1,900	36,404
Volt Information Sciences, Inc.*	4,800	74,640
Waste Connections, Inc.*	800	27,048
Watson Wyatt Worldwide, Inc.	920	43,856

		181,948

Communications Equipment (3.7%)
Bel Fuse, Inc., Class B	1,400	44,548
Interactive Intelligence, Inc.*	2,100	54,705
OpNext, Inc.*	4,300	51,170
Powerwave Technologies, Inc.*	14,900	82,844

		233,267

Computers & Peripherals (0.6%)
Brocade Communications Systems, Inc.*	3,100	29,481
Electronics for Imaging, Inc.*	400	9,120

		38,601

Containers & Packaging (3.0%)
AptarGroup, Inc.	600	26,820
Greif, Inc.	500	31,800
Rock-Tenn Co.	3,130	91,271
Silgan Holdings, Inc.	780	42,564

		192,455

Diversified Consumer Services (0.2%)
Regis Corp.	300	10,080

Diversified Financial Services (4.1%)
Apollo Investment Corp.	800	16,640
GFI Group, Inc.*	900	77,688
Investment Technology Group, Inc.*	1,800	75,420
optionsXpress Holdings, Inc.	2,900	86,304

		256,052

Diversified Telecommunication Services (0.6%)
Fairpoint Communications, Inc.	2,200	40,678

Electric Utilities (2.6%)
Allete, Inc.	1,000	43,690
DPL, Inc.	1,200	34,848
IDACORP, Inc.	1,100	38,379
Westar Energy, Inc.	1,700	45,254

		162,171

Electrical Equipment (1.4%)
Acuity Brands, Inc.	500	23,900
Belden CDT, Inc.	100	5,827
Hubbell, Inc.	500	27,500
Thomas & Betts Corp.*	500	28,005

		85,232

Electronic Equipment & Instruments (6.9%)
Anixter International, Inc.*	1,080	77,598
Bell Microproducts, Inc.*	8,900	53,311
CTS Corp.	2,200	27,170
Insight Enterprises, Inc.*	900	24,876

2007 Annual Report 45

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Electronic Equipment & Instruments (continued)
Mettler Toledo International, Inc.*	500	$53,175
Nu Horizons Electronics Corp.*	3,200	22,912
Tech Data Corp.*	500	19,665
Technitrol, Inc.	3,980	117,052
X-Rite, Inc.*	3,100	43,121

		438,880

Food & Staples Retailing (0.7%)
Andersons, Inc. (The)	950	47,168

Food Products (2.9%)
J.M. Smucker Co. (The)	770	41,141
Pilgrim’s Pride Corp.	1,500	44,550
Ralcorp Holding, Inc.*	1,220	68,686
Tootsie Roll Industries, Inc.	1,000	25,770

		180,147

Gas Distribution (0.8%)
Piedmont Natural Gas Co., Inc.	2,100	53,613

Gas Utilities (2.8%)
Laclede Group, Inc. (The)	1,400	48,706
New Jersey Resources Corp.	700	34,475
Nicor, Inc.	400	17,308
Northwest Natural Gas Co.	700	33,719
South Jersey Industries, Inc.	780	29,297
Southwest Gas Corp.	400	11,904

		175,409

Health Care Equipment & Supplies (0.9%)
Cutera, Inc.*	950	23,294
Immucor, Inc.*	1,000	32,250

		55,544

Health Care Providers & Services (1.4%)
Five Star Quality Care, Inc.*	5,900	53,985
Hythiam, Inc.*	5,000	36,500

		90,485

Household Durables (0.3%)
Directed Electronics, Inc.*	300	741
Kimball International, Inc., Class B	1,200	15,996

		16,737

Insurance (4.1%)
CNA Surety Corp.*	1,000	19,790
Commerce Group, Inc.	800	29,192
First Mercury Financial Corp.*	1,000	22,150
Harleysville Group, Inc.	1,100	34,287
HCC Insurance Holdings, Inc.	700	20,923
IPC Holdings Ltd.	1,700	50,847
Midland Co. (The)	500	31,810
Philadelphia Consolidated Holding Corp.*	1,200	48,960

		257,959

Internet & Catalog Retail (0.4%)
Coldwater Creek, Inc.*	2,800	25,060

Internet Software & Services (0.5%)
Ariba, Inc.*	1,100	14,234
Synchronoss Technologies, Inc.*	500	20,000

		34,234

IT Services (0.9%)
Ness Technologies, Inc.*	2,100	24,570
Sykes Enterprises, Inc.*	1,760	31,064

		55,634

Leisure Equipment & Products (1.1%)
Callaway Golf Co.	4,100	71,012

Life Sciences Tools & Services (0.6%)
Invitrogen Corp.*	400	36,348

Machinery (3.0%)
Cascade Corp.	500	31,490
Freightcar America, Inc.	1,000	43,200
Kadant, Inc.*	1,100	35,717
Mueller Industries, Inc.	50	1,798
Wabtec Corp.	2,120	79,564

		191,769

Manufacturing (0.2%)
Blount International, Inc.*	900	11,007

Marine (1.6%)
American Commercial Lines, Inc.*	1,500	22,365
Kirby Corp.*	400	18,272
Omega Navigation Enterprises, Inc.	3,120	59,218

		99,855

Metals & Mining (4.0%)
Commercial Metals Co.	1,300	40,794
Compass Minerals International, Inc.	1,400	51,674
Gold Reserve, Inc.*	2,800	14,616
Grupo Simec, SA de C.V. ADR — MX*	1,600	16,880
Reliance Steel & Aluminum Co.	600	35,010

46 Annual Report 2007

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Metals & Mining (continued)
Schnitzer Steel Industries, Inc.	500	$33,035
Steel Dynamics, Inc.	300	15,966
Worthington Industries, Inc.	1,800	45,000

		252,975

Multi-Utilities (1.8%)
Alliant Energy Corp.	1,220	48,800
Oklahoma Gas & Electric Co.	300	11,490
PNM, Inc.	1,000	25,010
Vectren Corp.	900	25,236

		110,536

Multiline Retail (0.5%)
Dollar Tree Stores, Inc.*	900	34,470

Oil, Gas & Consumable Fuels (3.1%)
Aurora Oil & Gas Corp.*	4,600	6,532
Cimarex Energy Co.	500	20,255
Comstock Resources, Inc.*	500	18,275
Evergreen Energy, Inc.*	12,000	56,520
Rossetta Resources, Inc.*	1,900	36,100
Swift Energy Co.*	500	23,715
USEC, Inc.*	2,140	18,832
Warren Resources, Inc.*	1,100	16,698

		196,927

Personal Products (1.4%)
Physicians Formula Holdings, Inc.*	6,300	74,970
Prestige Brands Holdings, Inc.*	1,500	15,690

		90,660

Real Estate Investment Trusts (REITs) (11.9%)
Ashford Hospitality Trust	14,700	144,648
Brandywine Realty Trust	1,100	28,457
CBL & Associates Properties, Inc.	600	19,866
CBRE Realty Finance, Inc.	11,300	55,144
Cedarshopping Centers, Inc.	3,600	46,260
Deerfield Triarc Capital Corp.	1,800	17,190
Felcor Lodging Trust, Inc.	1,200	25,128
First Industrial Realty Trust	1,130	46,047
Hersha Hospitality Trust	5,100	55,131
Hospitality Properties Trust	500	19,800
Lexington Corporate Properties Trust	3,870	76,587
LTC Properties, Inc.	600	15,204
Mack-Cali Realty Corp.	1,300	51,467
Omega Healthcare Investors, Inc.	2,540	42,494
Quadra Realty Trust, Inc.	4,650	38,456
Sunstone Hotel Investors, Inc.	500	13,905
Urstadt Biddle Properties	700	11,634
Washington Real Estate Investment Trust	1,300	45,786

		753,204

Semiconductors & Semiconductor Equipment (2.0%)
Kulicke & Soffa Industries, Inc.*	2,000	15,140
MKS Instruments, Inc.*	1,100	22,088
OmniVision Technologies, Inc.*	1,800	39,870
RF Micro Devices, Inc.*	2,000	12,440
Silicon Motion Technology Corp. ADR — KY*	1,000	25,000
TriQuint Semiconductor, Inc.*	1,800	11,286

		125,824

Software (1.3%)
Magma Design Automation, Inc.*	1,000	14,890
Mentor Graphics Corp.*	2,900	46,458
Quest Software, Inc.*	1,100	19,140

		80,488

Specialty Retail (4.8%)
Asbury Automotive Group, Inc.	3,650	66,904
Buckle (The)	300	12,930
Cabela’s, Inc.*	500	9,760
Cato Corp.	1,100	22,088
Circuit City Stores, Inc.	9,300	73,749
Dress Barn, Inc.*	1,000	16,390
DSW, Inc. Class A*	600	13,500
Gymboree*	1,000	34,030
Sonic Automotive, Inc.	600	15,156
Talbots, Inc.	800	11,768
Tractor Supply Co.*	700	29,008

		305,283

Textiles, Apparel & Luxury Goods (4.5%)
Carter’s, Inc.*	1,500	33,120
Kellwood Co.	1,500	24,855
Oxford Industries, Inc.	900	23,319
Phillips-Van Heusen Corp.	2,340	111,852
UniFirst Corp.	1,200	45,156
Wolverine World Wide, Inc.	1,900	48,716

		287,018

Trading Companies & Distributors (0.9%)
Interline Brands, Inc.*	2,410	57,575

2007 Annual Report 47

Statement of Investments (Continued)
October 31, 2007

Nationwide Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Transportation (0.6%)
Genesis Lease Ltd. ADR — IE	1,800	$39,492

Total Common Stocks (Cost $6,478,346)		6,101,198

Repurchase Agreements (2.1%)
CS First Boston, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $58,350, collateralized by U.S. Government Agency Mortgages with a market value of $59,509	$58,342	58,342
Nomura Securities, 4.81%, dated 10/31/07, due 11/01/07, repurchase price $72,758, collateralized by U.S. Government Agency Mortgages with a market value of $74,203	72,748	72,748

Total Repurchase Agreements (Cost $131,090)		131,090

Total Investments (Cost $6,609,436) (a) — 98.6%		6,232,288
Other assets in excess of liabilities — 1.4%		88,455

NET ASSETS — 100.0%		$6,320,743

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

KY	Cayman Islands

MX	Mexico

See Accompanying Notes to Financial Statements.

48 Annual Report 2007

Statements of Assets and Liabilities
October 31, 2007

				Nationwide Small
	Nationwide Hedged	Nationwide Market	Nationwide Small	Cap Growth	Nationwide Small
	Core Equity Fund	Neutral Fund	Cap Core Fund	Opportunities Fund	Cap Value Fund

Assets:
Investments, at value (Cost $4,968,188; $10,851,037; $5,785,446; $6,336,940 and $6,478,346)	$5,414,845	$11,263,255	$5,986,011	$7,109,822	$6,101,198
Repurchase agreements, at cost and value	448,966	3,053,958	168,133	345,344	131,090

Total Investments	5,863,811	14,317,213	6,154,144	7,455,166	6,232,288

Cash	–	–	28,261	11	11
Deposits with broker for securities sold short	1,596,965	9,860,812	–	–	–
Interest and dividends receivable	13,123	54,205	3,199	1,907	3,861
Receivable for capital shares issued	–	5,235	–	–	–
Receivable for investments sold	–	–	–	628,678	281,693
Receivable from adviser	3,970	–	3,532	254	1,650
Prepaid expenses and other assets	1,598	83	42	45	41

Total Assets	7,479,467	24,237,548	6,189,178	8,086,061	6,519,544

Liabilities:
Payable for investments purchased	–	–	–	577,427	170,938
Payable for capital shares redeemed	–	1,160	–	–	–
Securities sold short, at value (Proceeds $1,657,564; $10,900,590; $0; $0 and $0)	1,723,207	11,248,056	–	–	–
Accrued expenses and other payables:
Investment advisory fees	–	7,324	–	–	–
Fund administration and transfer agent fees	266	588	963	2,704	635
Distribution fees	27	29	448	257	453
Administrative servicing fees	2	2	52	7	30
Trustee fees	–	19	9	10	9
Compliance program costs (Note 3)	63	141	68	75	70
Custodian fees	–	296	74	82	133
Other	55,057	45,370	22,277	39,618	26,533

Total Liabilities	1,778,622	11,302,985	23,891	620,180	198,801

Net Assets	$5,700,845	$12,934,563	$6,165,287	$7,465,881	$6,320,743

Represented by:
Capital	$5,164,786	$13,312,270	$5,896,635	$5,601,208	$6,085,442
Accumulated net investment income (loss)	21,928	64,578	—	—	—
Accumulated net realized gains (losses) from investment transactions	133,117	(507,037)	68,087	1,091,791	612,449
Net unrealized appreciation (depreciation) on investments	381,014	64,752	200,565	772,882	(377,148)

Net Assets	$5,700,845	$12,934,563	$6,165,287	$7,465,881	$6,320,743

See Accompanying Notes to Financial Statements.

2007 Annual Report 49

Statements of Assets and Liabilities (Continued)

							Nationwide Small
	Nationwide Hedged		Nationwide Market		Nationwide Small		Cap Growth		Nationwide Small
	Core Equity Fund		Neutral Fund		Cap Core Fund		Opportunities Fund		Cap Value Fund

Net Assets:
Class A Shares	$119,208		$128,778		$426,998		$376,672		$396,023
Class B Shares	1,102		974		20,484		4,775		85,690
Class C Shares	1,102		975		413,483		216,267		359,662
Class R Shares	1,108		980		1,053		1,363		1,088
Institutional Service Class Shares	1,115		986		1,059		1,373		1,096
Institutional Class Shares	5,577,210		12,801,870		5,302,210		6,865,431		5,477,184

Total	$5,700,845		$12,934,563		$6,165,287		$7,465,881		$6,320,743

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,791		13,427		40,529		27,910		37,882
Class B Shares	100		101		1,954		357		8,227
Class C Shares	100		101		39,464		16,138		34,477
Class R Shares	101		102		100		101		104
Institutional Service Class Shares	101		102		101		101		105
Institutional Class Shares	505,372		1,330,986		502,849		507,304		523,204

Total	516,565		1,344,819		584,997		551,911		603,999

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.05		$9.59		$10.54		$13.50		$10.45
Class B Shares (a)	$11.00	(b)	$9.61	(b)	$10.48		$13.39	(b)	$10.42
Class C Shares (c)	$11.00	(b)	$9.66	(b)	$10.48		$13.40		$10.43
Class R Shares	$11.02	(b)	$9.62	(b)	$10.50	(b)	$13.44	(b)	$10.46
Institutional Service Class Shares	$11.03	(b)	$9.62	(b)	$10.53	(b)	$13.53	(b)	$10.47	(b)
Institutional Class Shares	$11.04		$9.62		$10.54		$13.53		$10.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.72		$10.18		$11.18		$14.32		$11.09

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	The NAV reported above represents the traded NAV at October 31, 2007.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See Accompanying Notes to Financial Statements.

50 Annual Report 2007

Statements of Operations
For the Year Ended October 31, 2007

				Nationwide Small
	Nationwide Hedged	Nationwide Market	Nationwide Small	Cap Growth	Nationwide Small
	Core Equity Fund	Neutral Fund	Cap Core Fund	Opportunities Fund	Cap Value Fund

INVESTMENT INCOME:
Interest income	$84,630	$522,089	$6,787	$11,504	$8,896
Dividend income	93,691	115,227	70,740	27,704	108,295

Total Income	178,321	637,316	77,527	39,208	117,191

Expenses:
Investment advisory fees	67,907	137,767	49,876	59,416	56,218
Fund administration and transfer agent fees	6,024	14,581	9,637	10,916	9,051
Distribution fees Class A	212	131	823	343	626
Distribution fees Class B	11	11	138	29	187
Distribution fees Class C	12	16	1,973	998	1,765
Distribution fees Class R	4	4	4	6	5
Administrative servicing fees Class A	–	–	49	5	28
Administrative servicing fees Class R	2	2	2	2	2
Dividend expense for securities sold short	29,458	152,071	–	–	–
Registration and filing fees	45,922	45,922	50,922	50,469	50,469
Printing fees	11,868	6,055	5,244	6,672	6,046
Trustee fees	–	440	227	243	229
Compliance program costs (Note 3)	102	203	109	117	111
Custodian fees	3,058	4,124	2,318	2,301	4,734
Audit fees	12,839	13,740	13,383	13,957	13,674
Other	11,808	4,408	4,378	3,911	4,006

Total expenses before reimbursed expenses	189,227	379,475	139,083	149,385	147,151
Earnings credit (Note 5)	(1,052)	(2,062)	(749)	(725)	(211)
Expenses reimbursed	(68,763)	(43,357)	(61,931)	(62,730)	(64,377)
Expenses voluntarily waived by Administrator	(51)	(107)	(54)	(56)	(54)

Net Expenses	119,361	333,949	76,349	85,874	82,509

Net Investment Income (Loss)	58,960	303,367	1,178	(46,666)	34,682

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions	149,712	(488,839)	90,757	1,135,246	621,036
Change in unrealized appreciation/(depreciation) on investments	251,698	47,348	4,781	518,851	(403,654)

Net realized/unrealized gains (losses) from investments	401,410	(441,491)	95,538	1,654,097	217,382

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$460,370	$(138,124)	$96,716	$1,607,431	$252,064

See Accompanying Notes to Financial Statements.

2007 Annual Report 51

Statements of Changes in Net Assets

	Nationwide Hedged Core Equity Fund		Nationwide Market Neutral Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	October 31, 2007	October 31, 2006 (a)	October 31, 2007	October 31, 2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$58,960	$2,284	$303,367	$15,285
Net realized gains (losses) from investments transactions	149,712	(7,229)	(488,839)	(9,976)
Net change in unrealized appreciation on investments	251,698	129,316	47,348	24,227

Change in net assets resulting from operations	460,370	124,371	(138,124)	29,536

Distributions to Shareholders From:
Net investment income:
Class A	(584)	–	(1,366)	–
Class B	(2)	–	(13)	–
Class C	(2)	–	(8)	–
Class R	(6)	–	(18)	–
Institutional Service Class	(11)	–	(23)	–
Institutional Class	(56,998)	–	(277,267)	–

Change in net assets from shareholder distributions	(57,603)	–	(278,695)	–

Change in net assets from capital transactions	168,707	5,005,000	8,317,033	5,005,000

Change in net assets	571,474	5,129,371	7,900,214	5,034,536

Net Assets:
Beginning of period	5,129,371	–	5,034,536	–

End of period	$5,700,845	$5,129,371	$12,934,750	$5,034,536

Accumulated net investment income at end of period	$21,928	$7,144	$64,578	$19,620

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$111,653	$1,000	$152,322	$1,000
Dividends reinvested	170	–	693	–
Cost of shares redeemed (b)	(134)	–	(23,563)	–

Total Class A	111,689	1,000	129,452	1,000

Class B Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	2	–	13	–

Total Class B	2	1,000	13	1,000

Class C Shares
Proceeds from shares issued	–	1,000	14,050	1,000
Dividends reinvested	2	–	8	–
Cost of shares redeemed (b)	(23)	–	(14,097)	–

Total Class C	(21)	1,000	(39)	1,000

Class R Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	6	–	18	–

Total Class R	6	1,000	18	1,000

See Accompanying Notes to Financial Statements.

52 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Hedged Core Equity Fund			Nationwide Market Neutral Fund
	Year Ended		Period Ended	Year Ended	Period Ended
	October 31, 2007		October 31, 2006 (a)	October 31, 2007	October 31, 2006 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–		$1,000	$–	$1,000
Dividends reinvested	11		–	23	–

Total Institutional Service Class	11		1,000	23	1,000

Institutional Class Shares
Proceeds from shares issued	22		5,000,000	8,709,089	5,000,000
Dividends reinvested	56,998		–	277,267	–
Cost of shares redeemed (b)	–		–	(798,790)	–

Total Institutional Class	57,020		5,000,000	8,187,566	5,000,000

Change in net assets from capital transactions:	$168,707		$5,005,000	$8,317,033	$5,005,000

SHARE TRANSACTIONS:
Class A Shares
Issued	10,687		100	15,657	100
Reinvested	16		–	72	–
Redeemed	(12)		–	(2,402)	–

Total Class A Shares	10,691		100	13,327	100

Class B Shares
Issued	–		100	–	100
Reinvested	–	(c)	–	1	–

Total Class B Shares	–	(c)	100	1	100

Class C Shares
Issued	–		100	1,451	100
Reinvested	–	(c)	–	1	–
Redeemed	–	(c)	–	(1,451)	–

Total Class C Shares	–	(c)	100	1	100

Class R Shares
Issued	–		100	–	100
Reinvested	1		–	2	–

Total Class R Shares	1		100	2	100

Institutional Service Class Shares
Issued	–		100	–	100
Reinvested	1		–	2	–

Total Institutional Service Class Shares	1		100	2	100

Institutional Class Shares
Issued	–	(c)	500,000	884,588	500,000
Reinvested	5,372		–	28,536	–
Redeemed	–		–	(82,138)	–

Total Institutional Class Shares	5,372		500,000	830,986	500,000

Total change in shares:	16,065		500,500	844,319	500,500

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Includes redemption fees, if any.

(c)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 53

Statements of Changes in Net Assets

			Nationwide Small Cap Growth
	Nationwide Small Cap Core Fund		Opportunities Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	October 31, 2007	October 31, 2006 (a)	October 31, 2007	October 31, 2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,178	$926	$(46,666)	$(1,946)
Net realized gains on investment transactions	90,757	–	1,135,246	80,108
Net change in unrealized appreciation/(depreciation) investments	4,781	195,784	518,851	254,031

Change in net assets resulting from operations	96,716	196,710	1,607,431	332,193

Distributions to Shareholders From:
Net investment income:
Class A	(1,551)	–	–	–
Class B	(5)	–	–	–
Class C	(191)	–	–	–
Class R	(2)	–	–	–
Institutional Service Class	(6)	–	(1)	–
Institutional Class	(30,627)	–	(2,578)	–
Net realized gains:
Class A	–	–	(16)	–
Class B	–	–	(16)	–
Class C	–	–	(16)	–
Class R	–	–	(16)	–
Institutional Service Class	–	–	(16)	–
Institutional Class	–	–	(80,028)	–

Change in net assets from shareholder distributions	(32,382)	–	(82,687)	–

Change in net assets from capital transactions	899,243	5,005,000	503,944	5,105,000

Change in net assets	963,577	5,201,710	2,028,688	5,437,193

Net Assets:
Beginning of period	5,201,710	–	5,437,193	–

End of period	$6,165,287	$5,201,710	$7,465,881	$5,437,193

Accumulated net investment income (loss) at end of period	$—	$5,450	$—	$2,578

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$538,656	$1,000	$337,731	$1,000
Dividends reinvested	995	–	16	–
Cost of shares redeemed (b)	(109,066)	–	(15)	–

Total Class A	430,585	1,000	337,732	1,000

Class B Shares
Proceeds from shares issued	19,555	1,000	3,000	1,000
Dividends reinvested	–	–	16	–
Cost of shares redeemed (b)	(55)	–	–	–

Total Class B	19,500	1,000	3,016	1,000

See Accompanying Notes to Financial Statements.

54 Annual Report 2007

Statements of Changes in Net Assets (Continued)

			Nationwide Small Cap Growth
	Nationwide Small Cap Core Fund		Opportunities Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	October 31, 2007	October 31, 2006 (a)	October 31, 2007	October 31, 2006 (a)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$564,896	$1,000	$189,757	$1,000
Dividends reinvested	38	–	16	–
Cost of shares redeemed (b)	(146,798)	–	(1)	–

Total Class C	418,136	1,000	189,772	1,000

Class R Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	2	–	16	–

Total Class R	2	1,000	16	1,000

Institutional Service Class Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	6	–	17	–

Total Institutional Service Class	6	1,000	17	1,000

Institutional Class Shares
Proceeds from shares issued	435	5,000,000	–	5,100,000
Dividends reinvested	30,627	–	82,606	–
Cost of shares redeemed (b)	(48)	–	(109,215)	–

Total Institutional Class	31,014	5,000,000	(26,608)	5,100,000

Change in net assets from capital transactions:	$899,243	$5,005,000	$503,944	$5,105,000

SHARE TRANSACTIONS:
Class A Shares
Issued	50,677	100	27,810	100
Reinvested	92	–	1	–
Redeemed	(10,340)	–	(1)	–

Total Class A Shares	40,429	100	27,810	100

Class B Shares
Issued	1,859	100	255	100
Reinvested	–	–	2	–
Redeemed	(5)	–	–	–

Total Class B Shares	1,854	100	257	100

Class C Shares
Issued	53,047	100	16,037	100
Reinvested	3	–	1	–
Redeemed	(13,686)	–	– (c)	–

Total Class C Shares	39,364	100	16,038	100

Class R Shares
Issued	–	100	–	100
Reinvested	– (c)	–	1	–

Total Class R Shares	– (c)	100	1	100

See Accompanying Notes to Financial Statements.

2007 Annual Report 55

Statements of Changes in Net Assets (Continued)

				Nationwide Small Cap Growth
	Nationwide Small Cap Core Fund			Opportunities Fund
	Year Ended		Period Ended	Year Ended	Period Ended
	October 31, 2007		October 31, 2006 (a)	October 31, 2007	October 31, 2006 (a)

Institutional Service Class Shares
Issued	–		$100	–	$100
Reinvested	$1		–	$1	–

Total Institutional Service Class Shares	1		100	1	100

Institutional Class Shares
Issued	–	(c)	$500,000	–	509,434
Reinvested	2,849		–	7,442	–
Redeemed	–	(c)	–	(9,572)	–

Total Institutional Class Shares	2,849		500,000	(2,130)	509,434

Total change in shares:	84,497		500,500	41,977	509,934

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Includes redemption fees, if any.

(c)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

56 Annual Report 2007

Statements of Changes in Net Assets

	Nationwide Small Cap Value Fund
	Year Ended	Period Ended
	October 31, 2007	October 31, 2006 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$34,682	$1,240
Net realized gains on investment transactions	621,036	197,902
Net change in unrealized appreciation/(depreciation) investments	(403,654)	26,506

Change in net assets resulting from operations	252,064	225,648

Distributions to Shareholders From:
Net investment income:
Class A	(1,817)	–
Class B	(80)	–
Class C	(334)	–
Class R	(4)	–
Institutional Service Class	(10)	–
Institutional Class	(48,755)	–
Net realized gains:
Class A	(250)	–
Class B	(39)	–
Class C	(39)	–
Class R	(39)	–
Institutional Service Class	(39)	–
Institutional Class	(198,566)	–

Change in net assets from shareholder distributions	(249,972)	–

Change in net assets from capital transactions	988,003	5,105,000

Change in net assets	990,095	5,330,648

Net Assets:
Beginning of period	5,330,648	–

End of period	$6,320,743	$5,330,648

Accumulated net investment income (loss) at end of period	$—	$5,763

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$534,506	$1,000
Dividends reinvested	1,552	–
Cost of shares redeemed (b)	(144,873)	–

Total Class A	391,185	1,000

Class B Shares
Proceeds from shares issued	86,136	1,000
Dividends reinvested	119	–
Cost of shares redeemed (b)	(1)	–

Total Class B	86,254	1,000

See Accompanying Notes to Financial Statements.

2006 Semiannual Report 57

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Value Fund
	Year Ended	Period Ended
	October 31, 2007	October 31, 2006 (a)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$388,647	$1,000
Dividends reinvested	160	–
Cost of shares redeemed (b)	(28,163)	–

Total Class C	360,644	1,000

Class R Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	43	–

Total Class R	43	1,000

Institutional Service Class Shares
Proceeds from shares issued	–	1,000
Dividends reinvested	49	–

Total Institutional Service Class	49	1,000

Institutional Class Shares
Proceeds from shares issued	2,110	5,100,000
Dividends reinvested	247,321	–
Cost of shares redeemed (b)	(99,603)	–

Total Institutional Class	149,828	5,100,000

Change in net assets from capital transactions:	$988,003	$5,105,000

SHARE TRANSACTIONS:
Class A Shares
Issued	51,247	100
Reinvested	146	–
Redeemed	(13,611)	–

Total Class A Shares	37,782	100

Class B Shares
Issued	8,116	100
Reinvested	11	–
Redeemed	– (c)	–

Total Class B Shares	8,127	100

Class C Shares
Issued	37,126	100
Reinvested	15	–
Redeemed	(2,764)	–

Total Class C Shares	34,377	100

Class R Shares
Issued	–	100
Reinvested	4	–

Total Class R Shares	4	100

See Accompanying Notes to Financial Statements.

58 Semiannual Report 2006

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Value Fund
	Year Ended		Period Ended
	October 31, 2007		October 31, 2006 (a)

Institutional Service Class Shares
Issued	–		100
Reinvested	5		–

Total Institutional Service Class Shares	5		100

Institutional Class Shares
Issued	–	(c)	509,461
Reinvested	23,581		–
Redeemed	(9,838)		–

Total Institutional Class Shares	13,743		509,461

Total change in shares:	94,038		509,961

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(b)	Includes redemption fees, if any.

(c)	Amount less than 1 share.

See Accompanying Notes to Financial Statements.

2006 Semiannual Report 59

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Hedged Core Equity Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.25	0.25	–
Year Ended October 31, 2007	$10.25	0.08	0.81	0.89	(0.09)
Class B Shares
Period Ended October 31, 2006 (g)	$10.00	(0.01)	0.25	0.24	–
Year Ended October 31, 2007	$10.24	– (h)	0.78	0.78	(0.02)
Class C Shares
Period Ended October 31, 2006 (g)	$10.00	(0.01)	0.25	0.24	–
Year Ended October 31, 2007	$10.24	0.02	0.76	0.78	(0.02)
Class R Shares
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.24	0.24	–
Year Ended October 31, 2007	$10.24	0.06	0.78	0.84	(0.06)
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.25	0.25	–
Year Ended October 31, 2007	$10.25	0.11	0.78	0.89	(0.11)
Institutional Class Shares
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.25	0.25	–
Year Ended October 31, 2007	$10.25	0.12	0.78	0.90	(0.11)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Di	stributions
				Net Assets	Ratio of
		Net Asset		at End of	Expenses
	Total	Value, End	Total	Period	to Average
	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (g)	–	$10.25	2.50%	$1	2.30%
Year Ended October 31, 2007	(0.09)	$11.05	8.69%	$119	2.47%
Class B Shares
Period Ended October 31, 2006 (g)	–	$10.24	2.40%	$1	3.59%
Year Ended October 31, 2007	(0.02)	$11.00	7.64%	$1	3.27%
Class C Shares
Period Ended October 31, 2006 (g)	–	$10.24	2.40%	$1	3.59%
Year Ended October 31, 2007	(0.02)	$11.00	7.64%	$1	3.21%
Class R Shares
Period Ended October 31, 2006 (g)	–	$10.24	2.40%	$1	3.23%
Year Ended October 31, 2007	(0.06)	$11.02	8.19%	$1	2.79%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	–	$10.25	2.50%	$1	2.51%
Year Ended October 31, 2007	(0.11)	$11.03	8.77%	$1	2.22%
Institutional Class Shares
Period Ended October 31, 2006 (g)	–	$10.25	2.50%	$5,124	2.39%
Year Ended October 31, 2007	(0.11)	$11.04	8.86%	$5,577	2.19%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Dividend	Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Expense (e) (c)	Turnover (f)

Class A Shares
Period Ended October 31, 2006 (g)	0.32%		2.85%	(0.23%	)	0.79%	0.00%
Year Ended October 31, 2007	0.71%		3.92%	(0.74%	)	0.54%	162.51%
Class B Shares
Period Ended October 31, 2006 (g)	(0.62%	)	4.62%	(1.65%	)	0.79%	0.00%
Year Ended October 31, 2007	(i)		4.61%	(1.34%	)	0.54%	162.51%
Class C Shares
Period Ended October 31, 2006 (g)	(0.62%	)	4.69%	(1.72%	)	0.79%	0.00%
Year Ended October 31, 2007	0.13%		4.60%	(1.27%	)	0.54%	162.51%
Class R Shares
Period Ended October 31, 2006 (g)	(0.25%	)	4.01%	(1.03%	)	0.79%	0.00%
Year Ended October 31, 2007	0.48%		4.13%	(0.86%	)	0.54%	162.51%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	0.47%		3.61%	(0.63%	)	0.79%	0.00%
Year Ended October 31, 2007	1.05%		3.56%	(0.29%	)	0.54%	162.51%
Institutional Class Shares
Period Ended October 31, 2006 (g)	0.50%		3.34%	(0.45%	)	0.79%	0.00%
Year Ended October 31, 2007	1.09%		3.47%	(0.19%	)	0.54%	162.51%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(h)	The amount is less than $0.005.
(i)	The amount is less than 0.005%.

See Accompanying Notes to Financial Statements.

60 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Market Neutral Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net
	Beginning	Investment	(Losses) on	Investment	Investment
	of Period	Income	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2006 (g)	$10.00	0.03	0.03	0.06	–
Year Ended October 31, 2007	$10.06	0.17	(0.43)	(0.26)	(0.21)
Class B Shares
Period Ended October 31, 2006 (g)	$10.00	0.02	0.03	0.05	–
Year Ended October 31, 2007	$10.05	0.17	(0.48)	(0.31)	(0.13)
Class C Shares
Period Ended October 31, 2006 (g)	$10.00	0.02	0.03	0.05	–
Year Ended October 31, 2007	$10.05	0.27	(0.58)	(0.31)	(0.08)
Class R Shares
Period Ended October 31, 2006 (g)	$10.00	0.02	0.03	0.05	–
Year Ended October 31, 2007	$10.05	0.22	(0.47)	(0.25)	(0.18)
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	$10.00	0.03	0.03	0.06	–
Year Ended October 31, 2007	$10.06	0.27	(0.48)	(0.21)	(0.23)
Institutional Class Shares
Period Ended October 31, 2006 (g)	$10.00	0.03	0.03	0.06	–
Year Ended October 31, 2007	$10.06	0.22	(0.43)	(0.21)	(0.23)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Di	stributions
					Net Assets	Ratio of
		Net Asset			at End of	Expenses
	Total	Value, End	Total		Period	to Average
	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (g)	–	$10.06	0.60%		$1	2.23%
Year Ended October 31, 2007	(0.21)	$9.59	(2.56%	)	$129	2.98%
Class B Shares
Period Ended October 31, 2006 (g)	–	$10.05	0.50%		$1	3.45%
Year Ended October 31, 2007	(0.13)	$9.61	(3.12%	)	$1	4.16%
Class C Shares
Period Ended October 31, 2006 (g)	–	$10.05	0.50%		$1	3.45%
Year Ended October 31, 2007	(0.08)	$9.66	(3.07%	)	$1	4.05%
Class R Shares
Period Ended October 31, 2006 (g)	–	$10.05	0.50%		$1	3.09%
Year Ended October 31, 2007	(0.18)	$9.62	(2.52%	)	$1	3.60%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	–	$10.06	0.60%		$1	2.36%
Year Ended October 31, 2007	(0.23)	$9.62	(2.07%	)	$1	3.08%
Institutional Class Shares
Period Ended October 31, 2006 (g)	–	$10.06	0.60%		$5,030	2.24%
Year Ended October 31, 2007	(0.23)	$9.62	(2.07%	)	$12,801	3.03%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average	Dividend	Portfolio
	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Expense (e) (c)	Turnover (f)

Class A Shares
Period Ended October 31, 2006 (g)	3.56%	2.82%	2.97%	0.64%	0.00%
Year Ended October 31, 2007	2.74%	3.45%	2.26%	1.38%	254.99%
Class B Shares
Period Ended October 31, 2006 (g)	2.10%	4.48%	1.07%	0.64%	0.00%
Year Ended October 31, 2007	1.70%	4.62%	1.24%	1.38%	254.99%
Class C Shares
Period Ended October 31, 2006 (g)	2.10%	4.53%	1.02%	0.64%	0.00%
Year Ended October 31, 2007	1.79%	4.45%	1.39%	1.38%	254.99%
Class R Shares
Period Ended October 31, 2006 (g)	2.46%	3.89%	1.65%	0.64%	0.00%
Year Ended October 31, 2007	2.26%	4.06%	1.80%	1.38%	254.99%
Institutional Service Class Shares
Period Ended October 31, 2006 (g)	3.19%	3.45%	2.10%	0.64%	0.00%
Year Ended October 31, 2007	2.79%	3.53%	2.33%	1.38%	254.99%
Institutional Class Shares
Period Ended October 31, 2006 (g)	3.37%	3.21%	2.40%	0.64%	0.00%
Year Ended October 31, 2007	2.75%	3.44%	2.34%	1.38%	254.99%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
See Accompanying Notes to Financial Statements.

2007 Annual Report 61

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Small Cap Core Fund

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Year Ended October 31, 2007	$10.39	(0.01)	0.21	0.20
Class B Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.39	0.38
Year Ended October 31, 2007	$10.38	(0.07)	0.17	0.10
Class C Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.39	0.38
Year Ended October 31, 2007	$10.38	(0.05)	0.16	0.11
Class R Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Year Ended October 31, 2007	$10.39	(0.07)	0.20	0.13
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Year Ended October 31, 2007	$10.39	– (g)	0.20	0.20
Institutional Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39
Year Ended October 31, 2007	$10.39	0.01	0.20	0.21

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$1	1.52%
Year Ended October 31, 2007	(0.05)	(0.05)	$10.54	1.88%	$427	1.51%
Class B Shares
Period Ended October 31, 2006 (f)	–	–	$10.38	3.80%	$1	2.25%
Year Ended October 31, 2007	– (g)	(g)	$10.48	0.99%	$20	2.24%
Class C Shares
Period Ended October 31, 2006 (f)	–	–	$10.38	3.80%	$1	2.25%
Year Ended October 31, 2007	(0.01)	(0.01)	$10.48	1.03%	$413	2.21%
Class R Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$1	1.99%
Year Ended October 31, 2007	(0.02)	(0.02)	$10.50	1.28%	$1	1.88%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$1	1.27%
Year Ended October 31, 2007	(0.06)	(0.06)	$10.53	1.92%	$1	1.32%
Institutional Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.39	3.90%	$5,197	1.25%
Year Ended October 31, 2007	(0.06)	(0.06)	$10.54	2.02%	$5,302	1.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2006 (f)	(0.38%	)	2.56%	(1.42%	)	0.00%
Year Ended October 31, 2007	(0.17%	)	2.66%	(1.31%	)	251.94%
Class B Shares
Period Ended October 31, 2006 (f)	(0.81%	)	3.17%	(1.73%	)	0.00%
Year Ended October 31, 2007	(0.84%	)	3.42%	(2.02%	)	251.94%
Class C Shares
Period Ended October 31, 2006 (f)	(0.81%	)	3.17%	(1.73%	)	0.00%
Year Ended October 31, 2007	(0.97%	)	3.43%	(2.19%	)	251.94%
Class R Shares
Period Ended October 31, 2006 (f)	(0.45%	)	3.07%	(1.53%	)	0.00%
Year Ended October 31, 2007	(0.60%	)	2.95%	(1.67%	)	251.94%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	0.26%		2.52%	(0.98%	)	0.00%
Year Ended October 31, 2007	0.04%		2.39%	(1.11%	)	251.94%
Institutional Class Shares
Period Ended October 31, 2006 (f)	0.20%		2.27%	(0.82%	)	0.00%
Year Ended October 31, 2007	0.07%		2.31%	(0.99%	)	251.94%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

62 Annual Report 2007

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Small Cap Growth Opportunities Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.67	0.66	–
Year Ended October 31, 2007	$10.66	(0.06)	3.06	3.00	–
Class B Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.66	0.65	–
Year Ended October 31, 2007	$10.65	(0.15)	3.05	2.90	–
Class C Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.66	0.65	–
Year Ended October 31, 2007	$10.65	(0.12)	3.03	2.91	–
Class R Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.67	0.66	–
Year Ended October 31, 2007	$10.66	(0.17)	3.11	2.94	–
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.66	0.66	–
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)
Institutional Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.66	0.66	–
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$1	1.44%
Year Ended October 31, 2007	(0.16)	(0.16)	$13.50	28.44%	$377	1.60%
Class B Shares
Period Ended October 31, 2006 (f)	–	–	$10.65	6.50%	$1	2.35%
Year Ended October 31, 2007	(0.16)	(0.16)	$13.39	27.51%	$5	2.35%
Class C Shares
Period Ended October 31, 2006 (f)	–	–	$10.65	6.50%	$1	2.35%
Year Ended October 31, 2007	(0.16)	(0.16)	$13.40	27.61%	$216	2.35%
Class R Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$1	2.11%
Year Ended October 31, 2007	(0.16)	(0.16)	$13.44	27.87%	$1	2.00%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$1	1.40%
Year Ended October 31, 2007	(0.16)	(0.17)	$13.53	28.78%	$1	1.35%
Institutional Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.66	6.60%	$5,432	1.35%
Year Ended October 31, 2007	(0.16)	(0.17)	$13.53	28.78%	$6,865	1.35%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2006 (f)	(0.54%	)	2.15%	(1.25%	)	37.38%
Year Ended October 31, 2007	(1.01%	)	2.74%	(2.15%	)	321.82%
Class B Shares
Period Ended October 31, 2006 (f)	(1.53%	)	3.40%	(2.58%	)	37.38%
Year Ended October 31, 2007	(1.74%	)	3.45%	(2.84%	)	321.82%
Class C Shares
Period Ended October 31, 2006 (f)	(1.53%	)	3.40%	(2.58%	)	37.38%
Year Ended October 31, 2007	(1.79%	)	3.50%	(2.94%	)	321.82%
Class R Shares
Period Ended October 31, 2006 (f)	(1.18%	)	3.02%	(2.09%	)	37.38%
Year Ended October 31, 2007	(1.38%	)	3.03%	(2.40%	)	321.82%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	(0.47%	)	2.46%	(1.53%	)	37.38%
Year Ended October 31, 2007	(0.73%	)	2.41%	(1.79%	)	321.82%
Institutional Class Shares
Period Ended October 31, 2006 (f)	(0.41%	)	2.35%	(1.41%	)	37.38%
Year Ended October 31, 2007	(0.72%	)	2.36%	(1.73%	)	321.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

2007 Annual Report 63

Financial Highlights
Selected Data for Each Share of Capital Outstanding throughout the periods indicated

Nationwide Small Cap Value Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from	Net
	Beginning	Income	Gains on	Investment	Investment
	of Period	(Loss)	Investments	Activities	Income

Class A Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.45	0.45	–
Year Ended October 31, 2007 (h)	$10.45	0.05	0.42	0.47	(0.08)
Class B Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.45	0.44	–
Year Ended October 31, 2007 (h)	$10.44	(0.07)	0.47	0.40	(0.03)
Class C Shares
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.45	0.44	–
Year Ended October 31, 2007 (h)	$10.44	(0.04)	0.44	0.40	(0.02)
Class R Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.45	0.45	–
Year Ended October 31, 2007 (h)	$10.45	– (g)	0.43	0.43	(0.03)
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.45	0.45	–
Year Ended October 31, 2007 (h)	$10.45	0.07	0.43	0.50	(0.09)
Institutional Class Shares
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.45	0.45	–
Year Ended October 31, 2007 (h)	$10.45	0.07	0.43	0.50	(0.09)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Realized	Total	Value, End	Total	Period	to Average
	Gains	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$1	1.40%
Year Ended October 31, 2007 (h)	(0.39)	(0.47)	$10.45	4.46%	$396	1.61%
Class B Shares
Period Ended October 31, 2006 (f)	–	–	$10.44	4.40%	$1	2.35%
Year Ended October 31, 2007 (h)	(0.39)	(0.42)	$10.42	3.78%	$86	2.31%
Class C Shares
Period Ended October 31, 2006 (f)	–	–	$10.44	4.40%	$1	2.35%
Year Ended October 31, 2007 (h)	(0.39)	(0.41)	$10.43	3.81%	$360	2.35%
Class R Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$1	2.11%
Year Ended October 31, 2007 (h)	(0.39)	(0.42)	$10.46	4.16%	$1	1.94%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$1	1.41%
Year Ended October 31, 2007 (h)	(0.39)	(0.48)	$10.47	4.84%	$1	1.32%
Institutional Class Shares
Period Ended October 31, 2006 (f)	–	–	$10.45	4.50%	$5,325	1.35%
Year Ended October 31, 2007 (h)	(0.39)	(0.48)	$10.47	4.84%	$5,477	1.35%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
	Ratio of Net		Expenses	Income (Loss)
	Investment		(Prior to	(Prior to
	Income (Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2006 (f)	0.13%		2.08%	(0.56%	)	194.16%
Year Ended October 31, 2007 (h)	0.43%		2.83%	(0.79%	)	665.44%
Class B Shares
Period Ended October 31, 2006 (f)	(0.82%	)	3.40%	(1.87%	)	194.16%
Year Ended October 31, 2007 (h)	(0.67%	)	3.57%	(1.93%	)	665.44%
Class C Shares
Period Ended October 31, 2006 (f)	(0.82%	)	3.40%	(1.87%	)	194.16%
Year Ended October 31, 2007 (h)	(0.40%	)	3.62%	(1.67%	)	665.44%
Class R Shares
Period Ended October 31, 2006 (f)	(0.47%	)	3.10%	(1.46%	)	194.16%
Year Ended October 31, 2007 (h)	0.04%		3.00%	(1.02%	)	665.44%
Institutional Service Class Shares
Period Ended October 31, 2006 (f)	0.22%		2.47%	(0.83%	)	194.16%
Year Ended October 31, 2007 (h)	0.64%		2.39%	(0.43%	)	665.44%
Institutional Class Shares
Period Ended October 31, 2006 (f)	0.26%		2.35%	(0.73%	)	194.16%
Year Ended October 31, 2007 (h)	0.63%		2.43%	(0.45%	)	665.44%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

64 Annual Report 2007

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Funds.” Prior to January 25, 2002 the Trust was named “Nationwide Mutual Funds.” The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Hedged Core Equity Fund (“Hedged Core Equity,” formerly, “Gartmore Hedged Core Equity Fund”)
-	Nationwide Market Neutral Fund (“Market Neutral,” formerly, “Gartmore Market Neutral Fund”)
-	Nationwide Small Cap Core Fund (“Small Cap Core,” formerly, “Gartmore Small Cap Core Fund”)
-	Nationwide Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities,” formerly, “Gartmore Small Cap Growth Opportunities Fund”)
-	Nationwide Small Cap Value Fund (“Small Cap Value,” formerly, “Gartmore Small Cap Value Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances.

2007 Annual Report 65

Notes to Financial Statements (Continued)
October 31, 2007

Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Trust’s Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” or example, fair value determinations are required for securities whose value is affected by a ”significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts

66 Annual Report 2007

and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the period, Hedged Core Equity and Market Neutral engaged in short-selling of portfolio securities. The Funds are authorized to engage in short-selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statements of Investments for the Funds.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the

2007 Annual Report 67

Notes to Financial Statements (Continued)
October 31, 2007

adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of October 31, 2007, the Funds did not have any securities on loan.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, is declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. The method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (formerly, “Gartmore Mutual Fund Capital Trust”) (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). Prior to that date, NFA was a wholly-owned subsidiary of NWD Investment Management, Inc., an indirect subsidiary of Nationwide Corporation, the parent company of NFS. In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s

68 Annual Report 2007

investments and have the responsibility for making all investment decisions for the applicable Funds. Effective October 1, 2007, Aberdeen Asset Management Inc. (“Aberdeen” or the “Subadviser”) became the subadviser to the Funds.

Under the terms of the Investment Advisory Agreements, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for NFA is as follows for the year ended October 31, 2007:

Fund	Fee Schedule	Fees

Hedged Core Equity and Market Neutral	All Assets	1.25%

Small Cap Core	Up to $500 million	0.85%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

Small Cap Growth Opportunities and	Up to $500 million	0.95%
Small Cap Value	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $19,609 for the year ended October 31, 2007.

NFA and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until at least May 1, 2008:

Fund	Expense Caps	Amount

Hedged Core Equity	All Classes	1.65%

Market Neutral	All Classes	1.65%

Small Cap Core	All Classes	1.25%

Small Cap Growth Opportunities	All Classes	1.35%

Small Cap Value	All Classes	1.35%

NFA may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

2007 Annual Report 69

Notes to Financial Statements (Continued)
October 31, 2007

As of the year ended October 31, 2007, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

	Amount	Amount
	Period ended	Fiscal Year ended
Fund	October 31, 2006	2007

Hedged Core Equity	$4,363	$68,763

Market Neutral	4,379	43,357

Small Cap Core	4,711	61,931

Small Cap Growth Opportunities	4,690	62,730

Small Cap Value	4,691	64,377

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (formerly, “Gartmore Distribution Services, Inc.”) (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2007, NFD received $61,706 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $2,456 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, “Gartmore Investor Services, Inc.” (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are

70 Annual Report 2007

then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, and Institutional Service Class shares of each of the Funds.

Under the terms of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended October 31, 2007, the Funds portion of such costs amounted to $641.

2007 Annual Report 71

Notes to Financial Statements (Continued)
October 31, 2007

As of October 31, 2007, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Fund	Outstanding Owned

Hedged Core Equity	98%

Market Neutral	38%

Small Cap Core	86%

Small Cap Growth Opportunities	92%

Small Cap Value	87%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2007, the Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Market Neutral	$749

Small Cap Core	385

Small Cap Value	2,218

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2008, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the year ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

72 Annual Report 2007

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007 are summarized as follows:

Fund	Purchases	Sales

Hedged Core Equity	$8,349,798	$8,516,397

Market Neutral	28,179,863	22,731,028

Small Cap Core	15,200,296	14,278,730

Small Cap Growth Opportunities	19,779,591	19,365,254

Small Cap Value	38,741,476	37,950,531

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging markets instruments are subject to certain additional credit and market risks. The yields of high yield and emerging markets debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax

2007 Annual Report 73

Notes to Financial Statements (Continued)
October 31, 2007

positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

10. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2007, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from

		Net Long			Total
	Ordinary	Term		Tax Exempt	Distributions
Fund	Income	Capital Gains	Total Taxable Distributions	Distributions	Paid

Hedged Core Equity	$57,603	$–	$57,603	$–	$57,603
Market Neutral	278,695	–	278,695	–	278,695
Small Cap Core	32,382	–	32,382	–	32,382
Small Cap Growth Opportunities	82,687	–	82,687	–	82,687
Small Cap Value	249,972	–	249,972	–	249,972

[Additional columns below]

[Continued from above table, first column(s) repeated]

Fund

Hedged Core Equity
Market Neutral
Small Cap Core
Small Cap Growth Opportunities
Small Cap Value

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

(Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Distributions paid from

		Net Long	Total		Total
	Ordinary	Term	Taxable	Tax Exempt	Distributions
Fund	Income	Capital Gains	Distributions	Distributions	Paid

Hedged Core Equity	$–	$–	$–	$–	$–
Market Neutral	–	–	–	–	–
Small Cap Core	–	–	–	–	–
Small Cap Growth Opportunities	–	–	–	–	–
Small Cap Value	–	–	–	–	–

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

74 Annual Report 2007

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation	Accumulated
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)*	Earnings (Deficit)

Hedged Core Equity	$122,762	$41,875	$164,637	$—	$371,422	$536,059
Market Neutral	64,578	—	64,578	(404,882)	(37,403)	(377,707)
Small Cap Core	75,513	10,700	86,213	—	182,439	268,652
Small Cap Growth Opportunities	1,092,478	41,945	1,134,423	—	730,250	1,864,673
Small Cap Value	704,629	7,702	712,331	—	(477,030)	235,301

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Hedged Core Equity	$3,769,182	$612,752	$(241,330)	$371,422
Market Neutral	3,106,560	1,289,617	(1,327,020)	(37,403)
Small Cap Core	5,971,705	582,144	(399,705)	182,439
Small Cap Growth Opportunities	6,724,916	845,267	(115,017)	730,250
Small Cap Value	6,709,318	106,552	(583,582)	(477,030)

As of October 31, 2007, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires

Market Neutral	$7,600	2014
Market Neutral	397,282	2015

11. Subsequent Event

On November 9, 2007, the Board of Trustees of Nationwide Mutual Funds unanimously approved an Agreement and Plan of Reorganization between the Trust, on behalf of each of the Nationwide Hedged Core Equity Fund, Nationwide Market Neutral Fund, Nationwide Small Cap Core Fund, Nationwide Small Cap Growth Opportunities Fund and Nationwide Small Cap Value Fund, and the Aberdeen Funds, a Delaware statutory trust, whereby each fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. (“Aberdeen”) would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as sub-adviser to the funds. Accordingly, it is also anticipated that each fund’s portfolio managers would remain the same. The Board of Trustees of the Aberdeen Funds met on December 12, 2007 and approved the appointment of Aberdeen as investment adviser and approved the Agreement and Plan of Reorganization. The Board’s decision to reorganize the funds is subject to shareholder approval.

2007 Annual Report 75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments and statements of securities sold short of Nationwide Hedged Core Equity Fund (formerly Gartmore Hedged Core Equity Fund) and Nationwide Market Neutral Fund (formerly Gartmore Market Neutral Fund) and the statements of investments of Nationwide Small Cap Core Fund (formerly Gartmore Small Cap Core Fund), Nationwide Small Cap Growth Opportunities Fund (formerly Gartmore Small Cap Growth Opportunities Fund) and Nationwide Small Cap Value Fund (formerly Gartmore Small Cap Value Fund) (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

76 Annual Report 2007

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Hedged Core Equity	$27,580
Market Neutral	81,154
Small Cap Core	9,054
Small Cap Growth Opportunities	513
Small Cap Value	4,041

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends
Received
Fund	Deduction

Hedged Core Equity	48%
Market Neutral	29%
Small Cap Core	28%
Small Cap Growth Opportunities	1%
Small Cap Value	2%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

2007 Annual Report 77

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

78 Annual Report 2007

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 — 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2007 Annual Report 79

Management Information October 31, 2007 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2007

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

80 Annual Report 2007

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007 (Continued)

Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address	and Length of	During Past	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	5 Years	by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2007 Annual Report 81

AnnualReport

October 31, 2007

Contents

1	Message to Shareholders
Target Destination Funds
2	Nationwide Destination 2010 Fund
6	Nationwide Destination 2015 Fund
10	Nationwide Destination 2020 Fund
14	Nationwide Destination 2025 Fund
18	Nationwide Destination 2030 Fund
22	Nationwide Destination 2035 Fund
26	Nationwide Destination 2040 Fund
30	Nationwide Destination 2045 Fund
34	Nationwide Destination 2050 Fund
38	Nationwide Retirement Income Fund

68	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report, except as otherwise noted, and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders
October 31, 2007

Dear Fellow Shareholder:

By the time you read this letter, 2007 will be behind us and we already will be hard at work discovering what the new year may hold for investors.

The past year brought no shortage of challenging conditions for investors and money managers alike: extraordinary share price volatility, credit issues involving subprime mortgage securities, a sharp decline in the value of the U.S. dollar in relation to other currencies, and renewed fears of economic recession. Nationwide Funds offers fund choices that span the universe of asset classes and investment styles, and the managers of each fund navigated the challenges they faced in their own unique ways. Each of the managers (or management teams) with responsibility for the various Nationwide Funds portfolios contributed commentaries to this annual report. In these commentaries, the managers explain the circumstances and market conditions they encountered throughout the reporting period and discuss the operating strategies they employed in response.

During 2007, Nationwide® and Nationwide Funds Group took further steps toward the goal of making Nationwide Funds a subadvised fund complex. As part of this effort, Nationwide sold or otherwise divested itself of several investment subsidiaries, including Morley Capital Management, Inc. and NorthPointe Capital LLC. In addition, Nationwide’s active equity management team shifted in its entirety to the Philadelphia-based subsidiary of Aberdeen Asset Management, a global firm headquartered in Scotland. Moreover, we recently announced a similar shift by the investment team at Nationwide Separate Accounts LLC to Security Global Investors. We are proud of the fact that, in connection with all of these transactions, the investment teams managing your assets remained intact, and shareholders were protected from any potentially adverse effects of these corporate restructurings and personnel migrations.

The now-concluded year saw the introduction of several new funds, such as our Nationwide Target Destination Funds series. This series consists of nine “target date” portfolios and an accompanying retirement income portfolio, all designed to further our mission of providing sophisticated solutions that are easy to implement. Each of the Target Destination funds seeks to achieve its objective by investing in an optimal mix of underlying mutual funds that follow a passive or indexing strategy. This operational strategy helps keep costs down while affording the funds exposure to a number of traditional and less-traditional asset classes, including commodities and high-yield, fixed-income, real estate and inflation-protected securities. We pledge to continue refining our lineup of funds to ensure that Nationwide Funds Group offers investment vehicles designed to help investors achieve their financial goals.

Thank you for entrusting your assets to Nationwide Funds Group.

Sincerely,

John Grady
President and CEO
Nationwide Mutual Funds

The Nationwide Target Destination Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, investors are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Investors should carefully consider the Fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors, such as commodities or real estate investments trusts (REITs), are subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

2007 Annual Report 1

Nationwide Destination 2010 Fund

The Nationwide Destination 2010 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	25%
U.S. Mid-Cap Stocks	9%
U.S. Small-Cap Stocks	4%
International Stocks	13%
Emerging Market Stocks	2%
U.S. REITs	1%
International REITs	1%
Commodities	4%
International Bonds	5%
High-Yield Bonds	2%
U.S. Aggregate Bonds	12%
TIPS	12%
Short-Term Bonds	8%
Cash	2%
Equity	59%
Fixed Income/Cash	41%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

2 Annual Report 2007

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Destination 2010 Fund (a)			8/30/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,057.40	$1.60	0.90%
	Hypothetical	[1]	$1,000.00	$1,045.46	$4.65	0.90%

Class C	Actual		$1,000.00	$1,056.10	$2.52	1.42%
	Hypothetical	[1]	$1,000.00	$1,042.84	$7.34	1.42%

Class R1	Actual		$1,000.00	$1,056.10	$2.52	1.42%
	Hypothetical	[1]	$1,000.00	$1,042.84	$7.34	1.42%

Class R2	Actual		$1,000.00	$1,056.40	$1.92	1.08%
	Hypothetical	[1]	$1,000.00	$1,044.56	$5.58	1.08%

Institutional Service Class	Actual		$1,000.00	$1,057.60	$1.26	0.71%
	Hypothetical	[1]	$1,000.00	$1,046.42	$3.67	0.71%

Institutional Class	Actual		$1,000.00	$1,057.90	$0.59	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 3

Nationwide Destination 2010 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	72.3%
Exchange Traded Funds	27.7%

100.0%

Top Industries

Equity Funds	57.5%
Fixed Income Funds	38.5%
Real Estate Investment Trusts (REITs)	2.0%
Money Market Funds	2.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	24.9%
Nationwide International Index Fund, Institutional Class	13.4%
Nationwide Bond Index Fund, Institutional Class	11.9%
iShares Lehman Tips Index	11.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.0%
Vanguard Short-Term Bond	7.8%
Oppenheimer International Bond Fund Class Y	5.1%
Nationwide Small Cap Index Fund, Institutional Class	4.0%
Ipath Dow Jones AIG Commodity Index	4.0%
Vanguard Emerging Markets	2.2%
Other	6.0%

100.0%

4 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2010 Fund

Mutual Funds (72.3%)

	Shares	Value

Equity Funds (51.3%) (a)
Nationwide International Index Fund, Institutional Class	12,187	$154,039
Nationwide Mid Cap Market Index Fund, Institutional Class	6,291	103,983
Nationwide S&P 500 Index Fund, Institutional Class	21,714	286,408
Nationwide Small Cap Index Fund, Institutional Class	3,483	46,043

		590,473

Fixed Income Funds (19.0%)
Nationwide Bond Index Fund, Institutional Class (a)	12,715	137,456
Oppenheimer International Bond Fund Class Y	8,911	58,546
T. Rowe Price High Yield Bond Fund	2,269	22,891

		218,893

Money Market Fund (2.0%) (a)
Nationwide Money Market Fund, Institutional Class	22,820	22,820

Total Mutual Funds (Cost $794,869)		832,186

Exchange Traded Funds (27.7%)

	Shares	Value

Equity Funds (6.2%)
Ipath Dow Jones AIG Commodity Index	821	$45,680
Vanguard Emerging Markets	217	25,450

		71,130

Fixed Income Funds (19.5%)
Vanguard Short-Term Bond	1,170	89,224
iShares Lehman Tips Index	1,311	134,771

		223,995

Real Estate Investment Trusts (REITs) (2.0%)
SPDR Dow Jones Wilshire International Real Estate	178	11,703
Vanguard REIT	158	11,528

		23,231

Total Exchange Traded Funds (Cost $304,848)		318,356

Total Investments (Cost $1,099,717) (b) — 100.0%		1,150,542
Liabilities in excess of other assets — 0.0%		(315)

NET ASSETS — 100.0%		$1,150,227

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 5

Nationwide Destination 2015 Fund

The Nationwide Destination 2015 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	25%
U.S. Mid-Cap Stocks	10%
U.S. Small-Cap Stocks	5%
International Stocks	15%
Emerging Market Stocks	2%
U.S. REITs	1%
International REITs	1%
Commodities	4%
International Bonds	4%
High-Yield Bonds	1%
U.S. Aggregate Bonds	13%
TIPS	11%
Short-Term Bonds	7%
Cash	1%
Equity	63%
Fixed Income/ Cash	37%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

6 Annual Report 2007

Nationwide Destination 2015 Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Destination 2015 Fund (a)			8/30/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,059.40	$1.88	1.06%
	Hypothetical	[1]	$1,000.00	$1,044.66	$5.48	1.06%

Class C	Actual		$1,000.00	$1,058.10	$2.52	1.42%
	Hypothetical	[1]	$1,000.00	$1,042.84	$7.34	1.42%

Class R1	Actual		$1,000.00	$1,058.10	$2.52	1.42%
	Hypothetical	[1]	$1,000.00	$1,042.84	$7.34	1.42%

Class R2	Actual		$1,000.00	$1,059.40	$1.88	1.06%
	Hypothetical	[1]	$1,000.00	$1,044.66	$5.48	1.06%

Institutional Service Class	Actual		$1,000.00	$1,059.70	$1.26	0.71%
	Hypothetical	[1]	$1,000.00	$1,046.42	$3.67	0.71%

Institutional Class	Actual		$1,000.00	$1,060.00	$0.59	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 7

Nationwide Destination 2015 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	74.0%
Exchange Traded Funds	26.0%

100.0%

Top Industries

Equity Funds	61.4%
Fixed Income Funds	35.6%
Real Estate Investment Trusts (REITs)	2.0%
Money Market Funds	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	24.7%
Nationwide International Index Fund, Institutional Class	15.4%
Nationwide Bond Index Fund, Institutional Class	12.9%
iShares Lehman Tips Index	10.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Vanguard Short-Term Bond	6.9%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
Ipath Dow Jones AIG Commodity Index	4.1%
Oppenheimer International Bond Fund Class Y	4.0%
Vanguard Emerging Markets	2.2%
Other	4.0%

100.0%

8 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2015 Fund

Mutual Funds (74.0%)

	Shares	Value

Equity Funds (55.1%) (a)
Nationwide International Index Fund, Institutional Class	12,908	$163,159
Nationwide Mid Cap Market Index Fund, Institutional Class	6,414	106,027
Nationwide S&P 500 Index Fund, Institutional Class	19,908	262,583
Nationwide Small Cap Index Fund, Institutional Class	3,995	52,810

		584,579

Fixed Income Funds (17.9%)
Nationwide Bond Index Fund, Institutional Class (a)	12,629	136,523
Oppenheimer International Bond Fund Class Y	6,537	42,948
T. Rowe Price High Yield Bond Fund	1,041	10,502

		189,973

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	10,463	10,463

Total Mutual Funds (Cost $743,174)		785,015

Exchange Traded Funds (26.0%)

	Shares	Value

Equity Funds (6.3%)
Ipath Dow Jones AIG Commodity Index	775	$43,121
Vanguard Emerging Markets	201	23,573

		66,694

Fixed Income Funds (17.7%)
iShares Lehman Tips Index	1,120	115,136
Vanguard Short-Term Bond	954	72,752

		187,888

Real Estate Investment Trusts (REITs) (2.0%)
SPDR Dow Jones Wilshire International Real Estate	164	10,783
Vanguard REIT	145	10,579

		21,362

Total Exchange Traded Funds (Cost $263,038)		275,944

Total Investments (Cost $1,006,212) (b) — 100.0%		1,060,959

Liabilities in excess of other assets — 0.0%		(279)

NET ASSETS — 100.0%		$1,060,680

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 9

Nationwide Destination 2020 Fund

The Nationwide Destination 2020 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	26%
U.S. Mid-Cap Stocks	10%
U.S. Small-Cap Stocks	6%
International Stocks	17%
Emerging Market Stocks	3%
U.S. REITs	2%
International REITs	1%
Commodities	4%
U.S. Aggregate Bonds	16%
TIPS	9%
Short-Term Bonds	5%
Cash	1%
Equity	69%
Fixed Income/ Cash	31%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

10 Annual Report 2007

Nationwide Destination 2020 Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Destination 2020 Fund (a)			8/30/07	10/31/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,063.50	$1.51	0.85%
	Hypothetical	[1]	$1,000.00	$1,045.72	$4.39	0.85%

Class C	Actual		$1,000.00	$1,062.20	$2.51	1.41%
	Hypothetical	[1]	$1,000.00	$1,042.89	$7.29	1.41%

Class R1	Actual		$1,000.00	$1,062.20	$2.51	1.41%
	Hypothetical	[1]	$1,000.00	$1,042.89	$7.29	1.41%

Class R2	Actual		$1,000.00	$1,063.50	$1.57	0.88%
	Hypothetical	[1]	$1,000.00	$1,045.56	$4.55	0.88%

Institutional Service Class	Actual		$1,000.00	$1,063.80	$1.26	0.71%
	Hypothetical	[1]	$1,000.00	$1,046.42	$3.67	0.71%

Institutional Class	Actual		$1,000.00	$1,064.00	$0.59	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 11

Nationwide Destination 2020 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of Investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	76.1%
Exchange Traded Funds	23.9%

100.0%

Top Industries

Equity Funds	66.3%
Fixed Income Funds	29.7%
Real Estate Investment Trusts (REITs)	3.0%
Money Market Funds	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	25.2%
Nationwide International Index Fund, Institutional Class	17.7%
Nationwide Bond Index Fund, Institutional Class	16.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.1%
iShares Lehman Tips Index	8.8%
Nationwide Small Cap Index Fund, Institutional Class	6.1%
Vanguard Short-Term Bond	4.9%
Ipath Dow Jones AIG Commodity Index	4.0%
Vanguard Emerging Markets	3.2%
Vanguard REIT	2.0%
Other	2.0%

100.0%

12 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2020 Fund

Mutual Funds (76.1%) (a)

	Shares	Value

Equity Funds (59.1%)
Nationwide International Index Fund, Institutional Class	15,719	$198,683
Nationwide Mid Cap Market Index Fund, Institutional Class	6,893	113,944
Nationwide S&P 500 Index Fund, Institutional Class	21,443	282,837
Nationwide Small Cap Index Fund, Institutional Class	5,152	68,112

		663,576

Fixed Income Fund (16.0%)
Nationwide Bond Index Fund, Institutional Class	16,692	180,442

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	11,239	11,239

Total Mutual Funds (Cost $811,781)		855,257

Exchange Traded Funds (23.9%)

	Shares	Value

Equity Funds (7.2%)
Ipath Dow Jones AIG Commodity Index	803	$44,679
Vanguard Emerging Markets	312	36,591

		81,270

Fixed Income Funds (13.7%)
Vanguard Short-Term Bond	715	54,526
iShares Lehman Tips Index	961	98,791

		153,317

Real Estate Investment Trusts (REITs) (3.0%)
SPDR Dow Jones Wilshire International Real Estate	180	11,835
Vanguard REIT	302	22,034

		33,869

Total Exchange Traded Funds (Cost $252,497)		268,456

Total Investments (Cost $1,064,278) (b) — 100.0%		1,123,713

Liabilities in excess of other assets — 0.0%		(313)

NET ASSETS — 100.0%		$1,123,400

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 13

Nationwide Destination 2025 Fund

The Nationwide Destination 2025 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	28%
U.S. Mid-Cap Stocks	12%
U.S. Small-Cap Stocks	8%
International Stocks	17%
Emerging Market Stocks	4%
U.S. REITs	2%
International REITs	1%
Commodities	4%
U.S. Aggregate Bonds	13%
TIPS	7%
Short-Term Bonds	3%
Cash	1%
Equity	76%
Fixed Income/ Cash	24%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

14 Annual Report 2007

Nationwide Destination 2025 Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Destination 2025 Fund (a)			8/30/07	10/31/07	Period*[2]	Ratio*[2]

Class A	Actual		$1,000.00	$1,067.40	$1.57	0.88%
	Hypothetical	[1]	$1,000.00	$1,045.56	$4.55	0.88%

Class C	Actual		$1,000.00	$1,067.20	$2.52	1.41%
	Hypothetical	[1]	$1,000.00	$1,042.89	$7.29	1.41%

Class R1	Actual		$1,000.00	$1,067.20	$2.52	1.41%
	Hypothetical	[1]	$1,000.00	$1,042.89	$7.29	1.41%

Class R2	Actual		$1,000.00	$1,068.40	$1.89	1.06%
	Hypothetical	[1]	$1,000.00	$1,044.66	$5.48	1.06%

Institutional Service Class	Actual		$1,000.00	$1,068.70	$1.25	0.70%
	Hypothetical	[1]	$1,000.00	$1,046.47	$3.62	0.70%

Institutional Class	Actual		$1,000.00	$1,069.00	$0.59	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 15

Nationwide Destination 2025 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	79.1%
Exchange Traded Funds	20.9%

100.0%

Top Industries

Equity Funds	73.5%
Fixed Income Funds	22.6%
Real Estate Investment Trusts (REITs)	2.9%
Money Market Funds	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	27.6%
Nationwide International Index Fund, Institutional Class	17.5%
Nationwide Bond Index Fund, Institutional Class	12.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.1%
Nationwide Small Cap Index Fund, Institutional Class	8.0%
iShares Lehman Tips Index	6.8%
Vanguard Emerging Markets	4.3%
Ipath Dow Jones AIG Commodity Index	4.0%
Vanguard Short-Term Bond	2.9%
Vanguard REIT	1.9%
Other	2.0%

100.0%

16 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2025 Fund

Mutual Funds (79.1%) (a)

	Shares	Value

Equity Funds (65.2%)
Nationwide International Index Fund, Institutional Class	14,991	$189,484
Nationwide Mid Cap Market Index Fund, Institutional Class	7,889	130,399
Nationwide S&P 500 Index Fund, Institutional Class	22,681	299,166
Nationwide Small Cap Index Fund, Institutional Class	6,551	86,602

		705,651

Fixed Income Fund (12.9%)
Nationwide Bond Index Fund, Institutional Class	12,938	139,861

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	10,719	10,719

Total Mutual Funds (Cost $810,001)		856,231

Exchange Traded Funds (20.9%)

	Shares	Value

Equity Funds (8.3%)
Ipath Dow Jones AIG Commodity Index	770	$42,843
Vanguard Emerging Markets	400	46,912

		89,755

Fixed Income Funds (9.7%)
iShares Lehman Tips Index	716	73,605
Vanguard Short-Term Bond	411	31,343

		104,948

Real Estate Investment Trusts (REITs) (2.9%)
SPDR Dow Jones Wilshire International Real Estate	163	10,717
Vanguard REIT	290	21,158

		31,875

Total Exchange Traded Funds (Cost $208,679)		226,578

Total Investments (Cost $1,018,680) (b) — 100.0%		1,082,809

Liabilities in excess of other assets — 0.0%		(236)

NET ASSETS — 100.0%		$1,082,573

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 17

Nationwide Destination 2030 Fund

The Nationwide Destination 2030 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	30%
U.S. Mid-Cap Stocks	13%
U.S. Small-Cap Stocks	8%
International Stocks	20%
Emerging Market Stocks	5%
U.S. REITs	2%
International REITs	1%
Commodities	5%
U.S. Aggregate Bonds	11%
TIPS	4%
Cash	1%
Equity	84%
Fixed Income/ Cash	16%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

18 Annual Report 2007

Nationwide Destination 2030 Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

Nationwide Destination 2030 Fund (a)
			Beginning	Ending	Expenses	Annualized
			Account	Account	Paid	Expense
			Value,	Value,	During	Ratio*[2]
			8/30/07	10/31/07	Period*[2]

Class A	Actual		$1,000.00	$1,075.40	$1.58	0.88%
	Hypothetical	[1]	$1,000.00	$1,045.56	$4.55	0.88%

Class C	Actual		$1,000.00	$1,075.20	$2.51	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R1	Actual		$1,000.00	$1,075.20	$2.51	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R2	Actual		$1,000.00	$1,075.40	$1.93	1.08%
	Hypothetical	[1]	$1,000.00	$1,044.56	$5.58	1.08%

Institutional Service Class	Actual		$1,000.00	$1,076.70	$1.25	0.70%
	Hypothetical	[1]	$1,000.00	$1,046.47	$3.62	0.70%

Institutional Class	Actual		$1,000.00	$1,077.00	$0.59	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 19

Nationwide Destination 2030 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	82.9%
Exchange Traded Funds	17.1%

100.0%

Top Industries

Equity Funds	81.3%
Fixed Income Funds	14.8%
Real Estate Investment Trusts (REITs)	2.9%
Money Market Funds	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	29.4%
Nationwide International Index Fund, Institutional Class	20.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Bond Index Fund, Institutional Class	10.9%
Nationwide Small Cap Index Fund, Institutional Class	8.0%
Vanguard Emerging Markets	5.4%
Ipath Dow Jones AIG Commodity Index	4.9%
iShares Lehman Tips Index	3.9%
Vanguard REIT	1.9%
Nationwide Money Market Fund, Institutional Class	1.0%
Other	1.0%

100.0%

20 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2030 Fund

Mutual Funds (82.9%) (a)

	Shares	Value

Equity Funds (71.0%)
Nationwide International Index Fund, Institutional Class	19,492	$246,376
Nationwide Mid Cap Market Index Fund, Institutional Class	9,448	156,183
Nationwide S&P 500 Index Fund, Institutional Class	26,700	352,168
Nationwide Small Cap Index Fund, Institutional Class	7,244	95,763

		850,490

Fixed Income Fund (10.9%)
Nationwide Bond Index Fund, Institutional Class	12,117	130,984

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	11,861	11,861

Total Mutual Funds (Cost $945,064)		993,335

Exchange Traded Funds (17.1%)

	Shares	Value

Equity Funds (10.3%)
Ipath Dow Jones AIG Commodity Index	1,059	$58,923
Vanguard Emerging Markets	546	64,035

		122,958

Fixed Income Fund (3.9%)
iShares Lehman Tips Index	451	46,363

Real Estate Investment Trusts (REITs) (2.9%)
SPDR Dow Jones Wilshire International Real Estate	179	11,769
Vanguard REIT	318	23,201

		34,970

Total Exchange Traded Funds (Cost $182,572)		204,291

Total Investments (Cost $1,127,636) (b) — 100.0%		1,197,626
Liabilities in excess of other assets — 0.0%		(274)

NET ASSETS — 100.0%		$1,197,352

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 21

Nationwide Destination 2035 Fund

The Nationwide Destination 2035 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	30%
U.S. Mid-Cap Stocks	13%
U.S. Small-Cap Stocks	10%
International Stocks	22%
Emerging Market Stocks	5%
U.S. REITs	2%
International REITs	2%
Commodities	5%
U.S. Aggregate Bonds	10%
Cash	1%
Equity	89%
Fixed Income/ Cash	11%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

22 Annual Report 2007

Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Destination 2035 Fund (a)			8/30/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,079.50	$1.56	0.87%
	Hypothetical	[1]	$1,000.00	$1,045.61	$4.50	0.87%

Class C	Actual		$1,000.00	$1,078.20	$2.51	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R1	Actual		$1,000.00	$1,078.20	$2.51	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R2	Actual		$1,000.00	$1,078.50	$1.88	1.05%
	Hypothetical	[1]	$1,000.00	$1,044.71	$5.43	1.05%

Institutional Service Class	Actual		$1,000.00	$1,079.80	$1.26	0.70%
	Hypothetical	[1]	$1,000.00	$1,046.47	$3.62	0.70%

Institutional Class	Actual		$1,000.00	$1,080.00	$0.59	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 23

Nationwide Destination 2035 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	85.6%
Exchange Traded Funds	14.4%

100.0%

Top Industries

Equity Funds	85.2%
Fixed Income Funds	9.8%
Real Estate Investment Trusts (REITs)	4.0%
Money Market Funds	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	29.6%
Nationwide International Index Fund, Institutional Class	22.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.9%
Nationwide Small Cap Index Fund, Institutional Class	9.9%
Nationwide Bond Index Fund, Institutional Class	9.8%
Vanguard Emerging Markets	5.4%
Ipath Dow Jones AIG Commodity Index	5.0%
SPDR Dow Jones Wilshire International Real Estate	2.0%
Vanguard REIT	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

24 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2035 Fund

Mutual Funds (85.6%) (a)

	Shares	Value

Equity Funds (74.8%)
Nationwide International Index Fund, Institutional Class	19,644	$248,306
Nationwide Mid Cap Market Index Fund, Institutional Class	8,652	143,021
Nationwide S&P 500 Index Fund, Institutional Class	24,807	327,209
Nationwide Small Cap Index Fund, Institutional Class	8,290	109,596

		828,132

Fixed Income Fund (9.8%)
Nationwide Bond Index Fund, Institutional Class	10,075	108,917

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	10,853	10,853

Total Mutual Funds (Cost $893,152)		947,902

Exchange Traded Funds (14.4%)

	Shares	Value

Equity Funds (10.4%)
Ipath Dow Jones AIG Commodity Index	993	$55,250
Vanguard Emerging Markets	514	60,282

		115,532

Real Estate Investment Trusts (REITs) (4.0%)
SPDR Dow Jones Wilshire International Real Estate	337	22,158
Vanguard REIT	298	21,742

		43,900

Total Exchange Traded Funds (Cost $137,936)		159,432

Total Investments (Cost $1,031,088) (b) — 100.0%		1,107,334

Other assets in excess of liabilities — 0.0%		(308)

NET ASSETS — 100.0%		$1,107,026

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 25

Nationwide Destination 2040 Fund

The Nationwide Destination 2040 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	32%
U.S. Mid-Cap Stocks	13%
U.S. Small-Cap Stocks	12%
International Stocks	23%
Emerging Market Stocks	6%
U.S. REITs	2%
International REITs	2%
Commodities	5%
U.S. Aggregate Bonds	4%
Cash	1%
Equity	95%
Fixed Income/ Cash	5%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

26 Annual Report 2007

Nationwide Destination 2040 Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses	Annualized
Nationwide Destination 2040 Fund (a)			Account	Account	Paid	Expense
			Value,	Value,	During	Ratio*[2]
			8/30/07	10/31/07	Period*[2]

Class A	Actual		$1,000.00	$1,083.50	$1.76	0.98%
	Hypothetical	[1]	$1,000.00	$1,045.06	$5.06	0.98%

Class C	Actual		$1,000.00	$1,084.20	$2.52	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R1	Actual		$1,000.00	$1,084.20	$2.52	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R2	Actual		$1,000.00	$1,084.50	$1.92	1.07%
	Hypothetical	[1]	$1,000.00	$1,044.61	$5.53	1.07%

Institutional Service Class	Actual		$1,000.00	$1,084.80	$1.26	0.70%
	Hypothetical	[1]	$1,000.00	$1,046.47	$3.62	0.70%

Institutional Class	Actual		$1,000.00	$1,086.10	$0.59	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 27

Nationwide Destination 2040 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	84.5%
Exchange Traded Funds	15.5%

100.0%

Top Industries

Equity Funds	91.1%
Fixed Income Funds	3.9%
Real Estate Investment Trusts (REITs)	4.0%
Money Market Funds	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	31.1%
Nationwide International Index Fund, Institutional Class	23.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Small Cap Index Fund, Institutional Class	11.9%
Vanguard Emerging Markets	6.5%
Ipath Dow Jones AIG Commodity Index	5.0%
Nationwide Bond Index Fund, Institutional Class	3.9%
SPDR Dow Jones Wilshire International Real Estate	2.0%
Vanguard REIT	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

28 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2040 Fund

Mutual Funds (84.5%) (a)

	Shares	Value

Equity Funds (79.6%)
Nationwide International Index Fund, Institutional Class	20,269	$256,203
Nationwide Mid Cap Market Index Fund, Institutional Class	8,540	141,164
Nationwide S&P 500 Index Fund, Institutional Class	25,608	337,769
Nationwide Small Cap Index Fund, Institutional Class	9,819	129,811

		864,947

Fixed Income Fund (3.9%)
Nationwide Bond Index Fund, Institutional Class	3,979	43,011

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	10,714	10,714

Total Mutual Funds (Cost $861,833)		918,672

Exchange Traded Funds (15.5%)

	Shares	Value

Equity Funds (11.5%)
Vanguard Emerging Markets	605	$70,954
Ipath Dow Jones AIG Commodity Index	972	54,082

		125,036

Real Estate Investment Trusts (REITs) (4.0%)
SPDR Dow Jones Wilshire International Real Estate	330	21,698
Vanguard REIT	292	21,304

		43,002

Total Exchange Traded Funds (Cost $144,136)		168,038

Total Investments (Cost $1,005,969) (b) — 100.0%		1,086,710

Liabilities in excess of other assets — 0.0%		(304)

NET ASSETS — 100.0%		$1,086,406

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities..

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 29

Nationwide Destination 2045 Fund

The Nationwide Destination 2045 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	31%
U.S. Mid-Cap Stocks	14%
U.S. Small-Cap Stocks	12%
International Stocks	25%
Emerging Market Stocks	7%
U.S. REITs	3%
International REITs	2%
Commodities	5%
Cash	1%
Equity	99%
Fixed Income/ Cash	1%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

30 Annual Report 2007

Nationwide Destination 2045 Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Destination 2045 Fund (a)			8/30/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,090.60	$1.53	0.85%
	Hypothetical	[1]	$1,000.00	$1,045.72	$4.39	0.85%

Class C	Actual		$1,000.00	$1,089.30	$2.52	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R1	Actual		$1,000.00	$1,089.30	$2.52	1.40%
	Hypothetical	[1]	$1,000.00	$1,042.94	$7.23	1.40%

Class R2	Actual		$1,000.00	$1,089.60	$1.89	1.05%
	Hypothetical	[1]	$1,000.00	$1,044.71	$5.43	1.05%

Institutional Service Class	Actual		$1,000.00	$1,089.80	$1.26	0.70%
	Hypothetical	[1]	$1,000.00	$1,046.47	$3.62	0.70%

Institutional Class	Actual		$1,000.00	$1,091.10	$0.60	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 31

Nationwide Destination 2045 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	82.5%
Exchange Traded Funds	17.4%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	94.0%
Real Estate Investment Trusts (REITs)	4.9%
Money Market Funds	1.0%
Other	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	25.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	11.9%
Vanguard Emerging Markets	7.6%
Ipath Dow Jones AIG Commodity Index	4.9%
Vanguard REIT	2.9%
SPDR Dow Jones Wilshire International Real Estate	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%
Other	0.1%

100.0%

32 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2045 Fund

Mutual Funds (82.5%) (a)

	Shares	Value

Equity Funds (81.5%)
Nationwide International Index Fund, Institutional Class	22,202	$280,631
Nationwide Mid Cap Market Index Fund, Institutional Class	9,269	153,214
Nationwide S&P 500 Index Fund, Institutional Class	24,977	329,444
Nationwide Small Cap Index Fund, Institutional Class	9,896	130,831

		894,120

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	10,798	10,798

Total Mutual Funds (Cost $846,074)		904,918

Exchange Traded Funds (17.4%)

	Shares	Value

Equity Funds (12.5%)
Ipath Dow Jones AIG Commodity Index	975	$54,249
Vanguard Emerging Markets	708	83,034

		137,283

Real Estate Investment Trusts (REITs) (4.9%)
SPDR Dow Jones Wilshire International Real Estate	331	21,763
Vanguard REIT	440	32,103

		53,866

Total Exchange Traded Funds (Cost $163,941)		191,149

Total Investments (Cost $1,010,015) (b) — 99.9%		1,096,067

Other assets in excess of liabilities — 0.1%		565

NET ASSETS — 100.0%		$1,096,632

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 33

Nationwide Destination 2050 Fund

The Nationwide Destination 2050 Fund was launched Aug. 29, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks capital appreciation and income consistent with its current asset allocation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund’s name.

Depending on its proximity to its target date, the Fund employs a combination of investments among different asset classes to emphasize growth, income and/or preservation of capital. Over time, the Fund’s allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares—may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	28%
U.S. Mid-Cap Stocks	14%
U.S. Small-Cap Stocks	12%
International Stocks	27%
Emerging Market Stocks	8%
U.S. REITs	3%
International REITs	2%
Commodities	5%
Cash	1%
Equity	99%
Fixed Income/ Cash	1%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

34 Annual Report 2007

Nationwide Destination 2050 Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Destination 2050 Fund(a)			8/30/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,092.50	$1.55	0.86%
	Hypothetical	[1]	$1,000.00	$1,045.66	$4.44	0.86%

Class C	Actual		$1,000.00	$1,091.30	$2.51	1.39%
	Hypothetical	[1]	$1,000.00	$1,042.99	$7.18	1.39%

Class R1	Actual		$1,000.00	$1,091.30	$2.51	1.39%
	Hypothetical	[1]	$1,000.00	$1,042.99	$7.18	1.39%

Class R2	Actual		$1,000.00	$1,092.50	$1.91	1.06%
	Hypothetical	[1]	$1,000.00	$1,044.66	$5.48	1.06%

Institutional Service Class	Actual		$1,000.00	$1,092.80	$1.26	0.70%
	Hypothetical	[1]	$1,000.00	$1,046.47	$3.62	0.70%

Institutional Class	Actual		$1,000.00	$1,094.10	$0.60	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 35

Nationwide Destination 2050 Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	82.1%
Exchange Traded Funds	17.9%

100.0%

Top Industries

Equity Funds	94.2%
Real Estate Investment Trusts (REITs)	4.8%
Money Market Funds	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	27.7%
Nationwide International Index Fund, Institutional Class	27.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.9%
Nationwide Small Cap Index Fund, Institutional Class	11.9%
Vanguard Emerging Markets	8.3%
Ipath Dow Jones AIG Commodity Index	4.8%
Vanguard REIT	2.9%
SPDR Dow Jones Wilshire International Real Estate	1.9%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

36 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Destination 2050 Fund

Mutual Funds (82.1%) (a)

	Shares	Value

Equity Funds (81.1%)
Nationwide International Index Fund, Institutional Class	25,344	$320,347
Nationwide Mid Cap Market Index Fund, Institutional Class	9,805	162,080
Nationwide S&P 500 Index Fund, Institutional Class	24,366	321,391
Nationwide Small Cap Index Fund, Institutional Class	10,470	138,413

		942,231

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	11,420	11,420

Total Mutual Funds (Cost $892,897)		953,651

Exchange Traded Funds (17.9%)

	Shares	Value

Equity Funds (13.1%)
Ipath Dow Jones AIG Commodity Index	999	$55,585
Vanguard Emerging Markets	829	97,225

		152,810

Real Estate Investment Trusts (REITs) (4.8%)
SPDR Dow Jones Wilshire International Real Estate	339	22,289
Vanguard REIT	451	32,905

		55,194

Total Exchange Traded Funds (Cost $178,003)		208,004

Total Investments (Cost $1,070,900) (b) — 100.0%		1,161,655
Other assets in excess of liabilities — 0.0%		569

NET ASSETS — 100.0%		$1,162,224

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 37

Nationwide Retirement Income Fund

The Nationwide Retirement Income Fund was launched Sept. 15, 2007, and, as of Oct. 31, 2007, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective and target allocations.

The Fund seeks to provide current income consistent with capital preservation. The Fund seeks to achieve its objective by investing in a professionally-selected mix of different asset classes that is tailored for investors who have reached the approximate age of 85 years.

The Fund cannot guarantee that it will achieve its investment objective. As is true of any mutual fund, the value of the Fund’s investments— and, therefore, the value of the Fund’s shares— may fluctuate.

Target
Asset Class	Allocations*

U.S. Large-Cap Stocks	18%
U.S. Mid-Cap Stocks	2%
International Stocks	5%
U.S. REITs	1%
International REITs	1%
Commodities	3%
International Bonds	8%
High-Yield Bonds	2%
U.S. Aggregate Bonds	7%
TIPS	24%
Short-Term Bonds	18%
Cash	11%
Equity	30%
Fixed Income/ Cash	70%

Total	100%

*	Target allocations are as of Oct. 31, 2007.

Portfolio Manager:

Thomas R. Hickey, Jr., Nationwide Fund Advisors

38 Annual Report 2007

Nationwide Retirement Income Fund
Shareholder
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, August 30, 2007, and continued to hold your shares at the end of the reporting period, October 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2007)

			Beginning	Ending	Expenses
			Account	Account	Paid	Annualized
			Value,	Value,	During	Expense
Nationwide Retirement Income Fund (a)			8/30/07	10/31/07	Period* [2]	Ratio* [2]

Class A	Actual		$1,000.00	$1,036.40	$1.88	1.07%
	Hypothetical	[1]	$1,000.00	$1,044.61	$5.53	1.07%

Class C	Actual		$1,000.00	$1,035.10	$2.51	1.43%
	Hypothetical	[1]	$1,000.00	$1,042.79	$7.39	1.43%

Class R1	Actual		$1,000.00	$1,035.10	$2.51	1.43%
	Hypothetical	[1]	$1,000.00	$1,042.79	$7.39	1.43%

Class R2	Actual		$1,000.00	$1,036.40	$1.88	1.07%
	Hypothetical	[1]	$1,000.00	$1,044.61	$5.53	1.07%

Institutional Service Class	Actual		$1,000.00	$1,036.70	$1.27	0.72%
	Hypothetical	[1]	$1,000.00	$1,046.37	$3.72	0.72%

Institutional Class	Actual		$1,000.00	$1,037.90	$0.58	0.33%
	Hypothetical	[1]	$1,000.00	$1,048.34	$1.71	0.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/365 (to reflect the actual period) and 184/365 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

[1]	Represents the hypothetical 5% annual return before expenses.

[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2007 Annual Report 39

Nationwide Retirement Income Fund
Portfolio Summary
October 31, 2007

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	53.3%
Exchange Traded Funds	46.7%

100.0%

Top Industries

Fixed Income Funds	58.9%
Equity Funds	28.2%
Money Market Funds	10.9%
Real Estate Investment Trusts (REITs)	2.0%

100.0%

Top Holdings

iShares Lehman Tips Index	23.9%
Nationwide S&P 500 Index Fund, Institutional Class	18.0%
Vanguard Short-Term Bond	17.8%
Nationwide Money Market Fund, Institutional Class	10.9%
Oppenheimer International Bond Fund Class Y	8.2%
Nationwide Bond Index Fund, Institutional Class	7.0%
Nationwide International Index Fund, Institutional Class	5.2%
Ipath Dow Jones AIG Commodity Index	3.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.0%
T. Rowe Price High Yield Bond Fund	2.0%
Other	2.0%

100.0%

40 Annual Report 2007

Statement of Investments
October 31, 2007

Nationwide Retirement Income Fund

Mutual Funds (53.3%)

	Shares	Value

Equity Funds (25.2%) (a)
Nationwide International Index Fund, Institutional Class	4,252	$53,743
Nationwide Mid Cap Market Index Fund, Institutional Class	1,268	20,955
Nationwide S&P 500 Index Fund, Institutional Class	14,168	186,870

		261,568

Fixed Income Funds (17.2%)
Nationwide Bond Index Fund, Institutional Class (a)	6,720	72,643
Oppenheimer International Bond Fund Class Y	12,919	84,876
T. Rowe Price High Yield Bond Fund	2,057	20,757

		178,276

Money Market Fund (10.9%) (a)
Nationwide Money Market Fund, Institutional Class	113,731	113,731

Total Mutual Funds (Cost $531,649)		553,575

Exchange Traded Funds (46.7%)

	Shares	Value

Equity Fund (3.0%)
Ipath Dow Jones AIG Commodity Index	566	$31,492

Fixed Income Funds (41.7%)
iShares Lehman Tips Index	2,409	247,646
Vanguard Short-Term Bond	2,420	184,549

		432,195

Real Estate Investment Trusts (REITs) (2.0%)
SPDR Dow Jones Wilshire International Real Estate	161	10,586
Vanguard REIT	142	10,360

		20,946

Total Exchange Traded Funds (Cost $475,673)		484,633

Total Investments (Cost $1,007,322) (b) 100.0%		1,038,208

Liabilities in excess of other assets — 0.0%		(218)

NET ASSETS — 100.0%		$1,037,990

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT  Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2007 Annual Report 41

Statements of Assets and Liabilities
October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Destination
	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund

Assets:
Investments, at value (Cost $382,832; $313,919; $252,497; $208,679 and $182,572)	$399,793	$329,394	$268,456	$226,578	$204,291
Investments in affiliates, at value (Cost $716,885; $692,293; $811,781; $810,001 and $945,064 )	750,749	731,565	855,257	856,231	993,335

Total Investments	1,150,542	1,060,959	1,123,713	1,082,809	1,197,626

Cash	183	62	1,989	1,509	2,448
Interest and dividends receivable	21	19	–	–	–
Receivable for capital shares issued	–	–	–	–	294

Total Assets	1,150,746	1,061,040	1,125,702	1,084,318	1,200,368

Liabilities:
Payable for investments purchased	182	62	1,989	1,442	2,663
Payable for capital shares redeemed	1	–	–	–	1
Accrued expenses and other payables:
Investment advisory fees	306	293	300	297	313
Distribution fees	19	2	6	3	25
Administrative servicing fees	11	3	7	3	14

Total Liabilities	519	360	2,302	1,745	3,016

Net Assets	$1,150,227	$1,060,680	$1,123,400	$1,082,573	$1,197,352

Represented by:
Capital	$1,094,473	$1,003,823	$1,061,611	$1,016,921	$1,122,357
Accumulated net investment income	1,626	1,373	1,103	740	393
Accumulated net realized gains on investment transactions	3,303	737	1,251	783	4,612
Net unrealized appreciation on investments	50,825	54,747	59,435	64,129	69,990

Net Assets	$1,150,227	$1,060,680	$1,123,400	$1,082,573	$1,197,352

Net Assets:
Class A Shares	$8,142	$1,061	$46,521	$14,300	$24,528
Class C Shares	1,056	1,059	1,062	1,067	1,075
Class R1	1,056	1,059	1,062	1,067	1,075
Class R2	78,799	1,076	14,496	1,068	97,800
Institutional Service Class Shares	1,058	1,060	1,064	1,070	1,077
Institutional Class Shares	1,060,116	1,055,365	1,059,195	1,064,001	1,071,797

Total	$1,150,227	$1,060,680	$1,123,400	$1,082,573	$1,197,352

Shares outstanding (unlimited number of shares authorized):
Class A Shares	772	100	4,390	1,344	2,288
Class C Shares	100	100	100	100	100
Class R1 Shares	100	100	100	100	100
Class R2 Shares	7,478	100	1,368	100	9,120
Institutional Service Class Shares	100	100	100	100	100
Institutional Class Shares	100,532	99,874	99,878	99,874	99,869

Total	109,082	100,374	105,936	101,618	111,577

See Accompanying Notes to Financial Statements.

42 Annual Report 2007

	Nationwide		Nationwide		Nationwide		Nationwide		Nationwide
	Destination		Destination		Destination		Destination		Destination
	2010 Fund		2015 Fund		2020 Fund		2025 Fund		2030 Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.54		$10.56	(a)	$10.60		$10.64		$10.72
Class C Shares (b)	$10.53	(a)	$10.55	(a)	$10.59	(a)	$10.64	(a)	$10.72	(a)
Class R1 Shares	$10.53	(a)	$10.55	(a)	$10.59	(a)	$10.64	(a)	$10.72	(a)
Class R2 Shares	$10.53		$10.56	(a)	$10.60		$10.65	(a)	$10.72
Institutional Service Class Shares	$10.54	(a)	$10.56	(a)	$10.60	(a)	$10.65	(a)	$10.73	(a)
Institutional Class Shares	$10.54		$10.56		$10.60		$10.65		$10.73
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.18		$11.20		$11.25		$11.29		$11.37

Maximum Sales Charge: Class A Shares	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	The NAV reported above represents the traded NAV at October 31, 2007.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See Accompanying Notes to Financial Statements.

2007 Annual Report 43

Statements of Assets and Liabilities
October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Retirement
	2035 Fund	2040 Fund	2045 Fund	2050 Fund	Income Fund

Assets:
Investments, at value (cost $137,936; $144,136; $163,941; $178,003 and $576,216)	$159,432	$168,038	$191,149	$208,004	$590,266
Investments in affiliates, at value (cost $893,152; $861,833; $846,074; $892,897 and $431,106 )	947,902	918,672	904,918	953,651	447,942

Total Investments	1,107,334	1,086,710	1,096,067	1,161,655	1,038,208

Cash	–	275	–	5,027	58
Receivable for capital shares issued	–	–	5,122	–	–
Receivable for investments sold	–	–	–	–	129

Total Assets	1,107,334	1,086,985	1,101,189	1,166,682	1,038,395

Liabilities:
Payable for investments purchased	–	275	4,252	4,145	112
Payable for capital shares redeemed	–	–	–	1	–
Accrued expenses and other payables:
Investment advisory fees	300	299	300	304	288
Distribution fees	4	2	2	4	2
Administrative servicing fees	4	3	3	4	3

Total Liabilities	308	579	4,557	4,458	405

Net Assets	$1,107,026	$1,086,406	$1,096,632	$1,162,224	$1,037,990

Represented by:
Capital	$1,029,780	$1,004,628	$1,009,660	$1,070,923	$1,003,858
Accumulated net investment income (loss)	224	—	—	—	2,719
Accumulated net realized gains on investment transactions	776	1,037	920	546	527
Net unrealized appreciation on investments	76,246	80,741	86,052	90,755	30,886

Net Assets	$1,107,026	$1,086,406	$1,096,632	$1,162,224	$1,037,990

Net Assets:
Class A Shares	$27,866	$1,084	$1,708	$53,443	$1,037
Class C Shares	1,078	1,084	1,089	1,092	1,036
Class R1	1,078	1,084	1,089	1,092	1,036
Class R2	1,079	1,854	6,211	13,240	1,037
Institutional Service Class Shares	1,080	1,085	1,090	1,093	1,037
Institutional Class Shares	1,074,845	1,080,215	1,085,445	1,092,264	1,032,807

Total	$1,107,026	$1,086,406	$1,096,632	$1,162,224	$1,037,990

See Accompanying Notes to Financial Statements.

44 Annual Report 2007

	Nationwide		Nationwide		Nationwide		Nationwide		Nationwide
	Destination		Destination		Destination		Destination		Retirement
	2035 Fund		2040 Fund		2045 Fund		2050 Fund		Income Fund

Shares outstanding (unlimited number of shares authorized):
Class A Shares	2,590		100		157		4,905		100
Class C Shares	100		100		100		100		100
Class R1 Shares	100		100		100		100		100
Class R2 Shares	100		172		572		1,216		100
Institutional Service Class Shares	100		100		100		100		100
Institutional Class Shares	99,874		99,874		99,878		100,253		99,881

Total	102,864		100,446		100,907		106,674		100,381

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.76		$10.80	(a)	$10.87	(a)	$10.89	(a)	$10.33	(a)
Class C Shares (b)	$10.75	(a)	$10.81	(a)	$10.86	(a)	$10.88	(a)	$10.32	(a)
Class R1 Shares	$10.75	(a)	$10.81	(a)	$10.86	(a)	$10.88	(a)	$10.32	(a)
Class R2 Shares	$10.75	(a)	$10.81	(a)	$10.86		$10.89		$10.33	(a)
Institutional Service Class Shares	$10.76	(a)	$10.81	(a)	$10.86	(a)	$10.89	(a)	$10.33	(a)
Institutional Class Shares	$10.76		$10.82		$10.87		$10.90		$10.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.42		$11.46		$11.53		$11.55		$10.96

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	The NAV reported above represents the traded NAV at October 31, 2007.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See Accompanying Notes to Financial Statements.

2007 Annual Report 45

Statements of Operations
For the Period Ended October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Destination
	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund

INVESTMENT INCOME:
Dividend income from affiliates	$3,533	$4,259	$4,132	$4,046	$4,165
Dividend income	2,494	1,532	1,449	1,133	654
Interest income	–	–	5	6	–

Total Income	6,027	5,791	5,586	5,185	4,819

Expenses:
Investment advisory fees	906	889	900	894	920
Distribution fees Class A	1	1	3	2	2
Distribution fees Class C	2	2	2	2	2
Distribution fees Class R1	1	1	1	1	1
Distribution fees Class R2	17	1	2	1	22
Administrative servicing fees Class A	1	1	3	2	2
Administrative servicing fees Class R1	1	1	1	1	1
Administrative servicing fees Class R2	9	1	2	1	11
Administrative servicing fees Institutional Service Class	1	1	1	1	1

Total expenses before reimbursed/waived expenses	939	898	915	905	962
Expenses voluntarily reduced by Investment Adviser	(308)	(303)	(306)	(305)	(313)

Net Expenses	631	595	609	600	649

Net Investment Income	5,396	5,196	4,977	4,585	4,170

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Realized gains on investment transactions	404	398	494	558	674
Realized gains on investment transactions with affiliates	2,899	339	757	225	3,938

Net realized gains on investments	3,303	737	1,251	783	4,612

Change in unrealized appreciation on investments	50,825	54,747	59,435	64,129	69,990

Net realized/unrealized gains on investments	54,128	55,484	60,686	64,912	74,602

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$59,524	$60,680	$65,663	$69,497	$78,772

See Accompanying Notes to Financial Statements.

46 Annual Report 2007

Statements of Operations
For the Period Ended October 31, 2007

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Retirement
	2035 Fund	2040 Fund	2045 Fund	2050 Fund	Income Fund

INVESTMENT INCOME:
Dividend income from affiliates	$4,288	$3,977	$3,712	$3,675	$2,712
Dividend income	401	402	509	510	4,453

Total Income	4,689	4,379	4,221	4,185	7,165

Expenses:
Investment advisory fees	900	899	901	909	878
Distribution fees Class A	2	1	1	2	1
Distribution fees Class C	2	2	2	2	2
Distribution fees Class R1	1	1	1	1	1
Distribution fees Class R2	1	1	1	1	1
Administrative servicing fees Class A	2	1	1	2	1
Administrative servicing fees Class R1	1	1	1	1	1
Administrative servicing fees Class R2	1	1	1	1	1
Administrative servicing fees Institutional Service Class	1	1	1	1	1

Total expenses before reimbursed/waived expenses	911	908	910	920	887
Expenses voluntarily reduced by Investment Adviser	(306)	(306)	(307)	(309)	(299)

Net Expenses	605	602	603	611	588

Net Investment Income	4,084	3,777	3,618	3,574	6,577

REALIZED/ UNREALIZED GAINS FROM INVESTMENTS:
Realized gains on investment transactions	627	684	727	781	221
Realized gains on investment transactions with affiliates	149	446	498	74	306

Net realized gains on investments	776	1,130	1,225	855	527
Change in unrealized appreciation on investments	76,246	80,741	86,052	90,755	30,886

Net realized/unrealized gains on investments	77,022	81,871	87,277	91,610	31,413

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$81,106	$85,648	$90,895	$95,184	$37,990

See Accompanying Notes to Financial Statements.

2007 Annual Report 47

Statements of Changes in Net Assets

	Nationwide Destination	Nationwide Destination
	2010 Fund	2015 und
	Period Ended	Period Ended
	October 31, 2007 (a)	October 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$5,396	$5,196
Net realized gains on investment transactions	3,303	737
Net change in unrealized appreciation on investments	50,825	54,747

Change in net assets resulting from operations	59,524	60,680

Distributions to Shareholders from:
Net investment income:
Class A	(3)	(3)
Class C	(3)	(3)
Class R1	(3)	(3)
Class R2	(3)	(3)
Institutional Service Class	(4)	(4)
Institutional Class	(3,776)	(3,811)

Change in net assets from shareholder distributions	(3,792)	(3,827)

Change in net assets from capital transactions	1,094,495	1,003,827

Change in net assets	1,150,227	1,060,680

Net Assets:
Beginning of period	–	–

End of period	$1,150,227	$1,060,680

Accumulated net investment income at end of period	$1,626	$1,373

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,969	$1,000
Dividends reinvested	3	3

Total Class A	7,972	1,003

Class C Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class C	1,003	1,003

Class R1 Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class R1	1,003	1,003

Class R2 Shares
Proceeds from shares issued	77,892	1,000
Dividends reinvested	3	3
Cost of shares redeemed	(17)	–

Total Class R2	77,878	1,003

See Accompanying Notes to Financial Statements.

48 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Destination		Nationwide Destination
	2010 Fund		2015 und
	Period Ended		Period Ended
	October 31, 2007 (a)		October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,000		$1,000
Dividends reinvested	4		4

Total Institutional Service Class	1,004		1,004

Institutional Class Shares
Proceeds from shares issued	1,001,861		995,000
Dividends reinvested	3,776		3,811
Cost of shares redeemed	(2)		–

Total Institutional Class	1,005,635		998,811

Change in net assets from capital transactions:	$1,094,495		$1,003,827

SHARE TRANSACTIONS:
Class A Shares
Issued	772		100
Reinvested	–	(b)	–	(b)

Total Class A Shares	772		100

Class C Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Class C Shares	100		100

Class R1 Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total R1 Shares	100		100

Class R2 Shares
Issued	7,480		100
Reinvested	–	(b)	–	(b)
Redeemed	(2)		–

Total R2 Shares	7,478		100

Institutional Service Class Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Institutional Service Class Shares	100		100

Institutional Class Shares
Issued	100,163		99,502
Reinvested	369		372
Redeemed	–	(b)	–

Total Institutional Class Shares	100,532		99,874

Total change in shares:	109,082		100,374

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount is less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 49

Statements of Changes in Net Assets

	Nationwide Destination	Nationwide Destination
	2020 Fund	2025 und
	Period Ended	Period Ended
	October 31, 2007 (a)	October 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,977	$4,585
Net realized gains on investment transactions	1,251	783
Net change in unrealized appreciation on investments	59,435	64,129

Change in net assets resulting from operations	65,663	69,497

Distributions to Shareholders from:
Net investment income:
Class A	(3)	(3)
Class C	(3)	(3)
Class R1	(3)	(3)
Class R2	(3)	(3)
Institutional Service Class	(4)	(4)
Institutional Class	(3,867)	(3,834)

Change in net assets from shareholder distributions	(3,883)	(3,850)

Change in net assets from capital transactions	1,061,620	1,016,926

Change in net assets	1,123,400	1,082,573

Net Assets:
Beginning of period	—	—

End of period	$1,123,400	$1,082,573

Accumulated net investment income at end of period	$1,103	$740

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$45,456	$14,076
Dividends reinvested	3	3

Total Class A	45,459	14,079

Class C Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class C	1,003	1,003

Class R1 Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class R1	1,003	1,003

Class R2 Shares
Proceeds from shares issued	14,286	1,000
Dividends reinvested	3	3
Cost of shares redeemed	(5)	–

Total Class R2	14,284	1,003

See Accompanying Notes to Financial Statements.

50 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Destination		Nationwide Destination
	2020 Fund		2025 und
	Period Ended		Period Ended
	October 31, 2007 (a)		October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,000		$1,000
Dividends reinvested	4		4

Total Institutional Service Class	1,004		1,004

Institutional Class Shares
Proceeds from shares issued	995,000		995,000
Dividends reinvested	3,867		3,834

Total Institutional Class	998,867		998,834

Change in net assets from capital transactions:	$1,061,620		$1,016,926

SHARE TRANSACTIONS:
Class A Shares
Issued	4,390		1,344
Reinvested	–	(b)	–	(b)

Total Class A Shares	4,390		1,344

Class C Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Class C Shares	100		100

Class R1 Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total R1 Shares	100		100

Class R2 Shares
Issued	1,368		100
Reinvested	–	(b)	–	(b)
Redeemed	–	(b)	–

Total R2 Shares	1,368		100

Institutional Service Class Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Institutional Service Class Shares	100		100

Institutional Class Shares
Issued	99,501		99,501
Reinvested	377		373

Total Institutional Class Shares	99,878		99,874

Total change in shares:	105,936		101,618

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount is less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 51

Statements of Changes in Net Assets

	Nationwide Destination	Nationwide Destination
	2030 Fund	2035 und
	Period Ended	Period Ended
	October 31, 2007 (a)	October 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,170	$4,084
Net realized gains on investment transactions	4,612	776
Net change in unrealized appreciation on investments	69,990	76,246

Change in net assets resulting from operations	78,772	81,106

Distributions to Shareholders from:
Net investment income:
Class A	(3)	(3)
Class C	(3)	(3)
Class R1	(3)	(3)
Class R2	(3)	(3)
Institutional Service Class	(4)	(4)
Institutional Class	(3,788)	(3,850)

Change in net assets from shareholder distributions	(3,804)	(3,866)

Change in net assets from capital transactions	1,122,384	1,029,786

Change in net assets	1,197,352	1,107,026

Net Assets:
Beginning of period	–	–

End of period	$1,197,352	$1,107,026

Accumulated net investment income at end of period	$393	$224

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,856	$26,920
Dividends reinvested	3	3

Total Class A	23,859	26,923

Class C Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class C	1,003	1,003

Class R1 Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class R1	1,003	1,003

Class R2 Shares
Proceeds from shares issued	102,796	1,000
Dividends reinvested	3	3
Cost of shares redeemed	(6,072)	–

Total Class R2	96,727	1,003

See Accompanying Notes to Financial Statements.

52 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Destination		Nationwide Destination
	2030 Fund		2035 und
	Period Ended		Period Ended
	October 31, 2007 (a)		October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,000		$1,000
Dividends reinvested	4		4

Total Institutional Service Class	1,004		1,004

Institutional Class Shares
Proceeds from shares issued	995,000		995,000
Dividends reinvested	3,788		3,850

Total Institutional Class	998,788		998,850

Change in net assets from capital transactions:	$1,122,384		$1,029,786

SHARE TRANSACTIONS:
Class A Shares
Issued	2,288		2,590
Reinvested	–	(b)	–	(b)

Total Class A Shares	2,288		2,590

Class C Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Class C Shares	100		100

Class R1 Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total R1 Shares	100		100

Class R2 Shares
Issued	9,704		100
Reinvested	–	(b)	–	(b)
Redeemed	(584)		–

Total R2 Shares	9,120		100

Institutional Service Class Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Institutional Service Class Shares	100		100

Institutional Class Shares
Issued	99,502		99,501
Reinvested	367		373

Total Institutional Class Shares	99,869		99,874

Total change in shares:	111,577		102,864

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount is less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 53

Statements of Changes in Net Assets

	Nationwide Destination	Nationwide Destination
	2040 Fund	2045 und
	Period Ended	Period Ended
	October 31, 2007 (a)	October 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,777	$3,618
Net realized gains on investment transactions	1,130	1,225
Net change in unrealized appreciation on investments	80,741	86,052

Change in net assets resulting from operations	85,648	90,895

Distributions to Shareholders from:
Net investment income:
Class A	(3)	(3)
Class C	(3)	(3)
Class R1	(3)	(3)
Class R2	(3)	(3)
Institutional Service Class	(4)	(4)
Institutional Class	(3,859)	(3,911)

Change in net assets from shareholder distributions	(3,875)	(3,927)

Change in net assets from capital transactions	1,004,633	1,009,664

Change in net assets	1,086,406	1,096,632

Net Assets:
Beginning of period	—	—

End of period	$1,086,406	$1,096,632

Accumulated net investment income at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,000	$1,615
Dividends reinvested	3	3

Total Class A	1,003	1,618

Class C Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class C	1,003	1,003

Class R1 Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class R1	1,003	1,003

Class R2 Shares
Proceeds from shares issued	1,759	6,122
Dividends reinvested	3	3
Cost of shares redeemed	(1)	—

Total Class R2	1,761	6,125

See Accompanying Notes to Financial Statements.

54 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Destination		Nationwide Destination
	2040 Fund		2045 und
	Period Ended		Period Ended
	October 31, 2007 (a)		October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,000		$1,000
Dividends reinvested	4		4

Total Institutional Service Class	1,004		1,004

Institutional Class Shares
Proceeds from shares issued	995,000		995,000
Dividends reinvested	3,859		3,911

Total Institutional Class	998,859		998,911

Change in net assets from capital transactions:	$1,004,633		$1,009,664

SHARE TRANSACTIONS:
Class A Shares
Issued	100		157
Reinvested	—	(b)	—	(b)

Total Class A Shares	100		157

Class C Shares
Issued	100		100
Reinvested	—	(b)	—	(b)

Total Class C Shares	100		100

Class R1 Shares
Issued	100		100
Reinvested	—	(b)	—	(b)

Total R1 Shares	100		100

Class R2 Shares
Issued	172		572
Reinvested	—	(b)	—	(b)
Redeemed	—	(b)	—

Total R2 Shares	172		572

Institutional Service Class Shares
Issued	100		100
Reinvested	—	(b)	—	(b)

Total Institutional Service Class Shares	100		100

Institutional Class Shares
Issued	99,501		99,501
Reinvested	373		377

Total Institutional Class Shares	99,874		99,878

Total change in shares:	100,446		100,907

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount is less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 55

Statements of Changes in Net Assets

	Nationwide Destination	Nationwide Retirement
	2050 Fund	IncomeFund
	Period Ended	Period Ended
	October 31, 2007 (a)	October 31, 2007 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,574	$6,577
Net realized gains on investment transactions	855	527
Net change in unrealized appreciation on investments	90,755	30,886

Change in net assets resulting from operations	95,184	37,990

Distributions to Shareholders from:
Net investment income:
Class A	(3)	(3)
Class C	(3)	(3)
Class R1	(3)	(3)
Class R2	(3)	(3)
Institutional Service Class	(4)	(4)
Institutional Class	(3,874)	(3,846)

Change in net assets from shareholder distributions	(3,890)	(3,862)

Change in net assets from capital transactions	1,070,930	1,003,862

Change in net assets	1,162,224	1,037,990

Net Assets:
Beginning of period	–	–

End of period	$1,162,224	$1,037,990

Accumulated net investment income at end of period	$–	$2,719

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$51,941	$1,000
Dividends reinvested	3	3

Total Class A	51,944	1,003

Class C Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class C	1,003	1,003

Class R1 Shares
Proceeds from shares issued	1,000	1,000
Dividends reinvested	3	3

Total Class R1	1,003	1,003

Class R2 Shares
Proceeds from shares issued	13,054	1,000
Dividends reinvested	3	3
Cost of shares redeemed	(1)	–

Total Class R2	13,056	1,003

See Accompanying Notes to Financial Statements.

56 Annual Report 2007

Statements of Changes in Net Assets (Continued)

	Nationwide Destination		Nationwide Retirement
	2050 Fund		IncomeFund
	Period Ended		Period Ended
	October 31, 2007 (a)		October 31, 2007 (a)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,000		$1,000
Dividends reinvested	4		4

Total Institutional Service Class	1,004		1,004

Institutional Class Shares
Proceeds from shares issued	999,048		995,000
Dividends reinvested	3,874		3,846
Cost of shares redeemed	(2)		–

Total Institutional Class	1,002,920		998,846

Change in net assets from capital transactions:	$1,070,930		$1,003,862

SHARE TRANSACTIONS:
Class A Shares
Issued	4,905		100
Reinvested	–	(b)	–	(b)

Total Class A Shares	4,905		100

Class C Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Class C Shares	100		100

Class R1 Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total R1 Shares	100		100

Class R2 Shares
Issued	1,216		100
Reinvested	–	(b)	–	(b)
Redeemed	–	(b)	–

Total R2 Shares	1,216		100

Institutional Service Class Shares
Issued	100		100
Reinvested	–	(b)	–	(b)

Total Institutional Service Class Shares	100		100

Institutional Class Shares
Issued	99,880		99,501
Reinvested	373		380
Redeemed	–	(b)	–

Total Institutional Class Shares	100,253		99,881

Total change in shares:	106,674		100,381

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount is less than 1 share.

See Accompanying Notes to Financial Statements.

2007 Annual Report 57

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2010 Fund

		Investment Activities

				Net Realized
	Net Asset			and	Total
	Value,	Net		Unrealized	from
	Beginning	Investment		Gains on	Investment
	of Period	Income		Investments	Activities

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03		0.54	0.57
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04		0.52	0.56
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04		0.52	0.56
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	—	(h)	0.56	0.56
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05		0.53	0.58
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05		0.53	0.58

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
						Ratio of
						Expenses
	Net		Net Asset		Net Assets	to Average
	Investment	Total	Value, End	Total	at End of	Net
	Income	Distributions	of Period	Return (a) (b)	Period (000’s)	Assets (c)

Class A Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.54	5.74%	$8	0.90%
Class C Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.53	5.61%	$1	1.42%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.53	5.61%	$1	1.42%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.53	5.64%	$79	1.08%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.54	5.76%	$1	0.71%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.54	5.79%	$1,060	0.33%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Loss)(Prior to
	Income	Reimbursements)	Reimbursements)
	(Loss) to	to	to
	Average	Average Net	Average Net		Portfolio
	Net Assets (c)	Assets (c) (d)	Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	1.48%	1.36%	1.01%		6.28%
Class C Shares
Period Ended October 31, 2007 (f) (g)	2.01%	1.42%	2.01%		6.28%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	2.01%	1.42%	2.01%		6.28%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	0.05%	1.24%	(0.11%	)	6.28%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	2.69%	0.71%	2.69%		6.28%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	3.02%	0.50%	2.85%		6.28%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

58 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2015 Fund

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05	0.54	0.59
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.55	0.58
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.55	0.58
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.21	0.38	0.59
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05	0.55	0.60
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05	0.55	0.60

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
						Ratio of
					Net Assets at	Expenses
	Net		Net Asset		End	to Average
	Investment	Total	Value, End	Total	of Period	Net
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Assets (c)

Class A Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.56	5.94%	$1	1.06%
Class C Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.55	5.81%	$1	1.42%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.55	5.81%	$1	1.42%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.56	5.94%	$1	1.06%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.56	5.97%	$1	0.71%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.56	6.00%	$1,055	0.33%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
	Ratio of Net	Expenses	Income
	Investment	(Prior to	(Prior to
	Income	Reimbursements)	Reimbursements)
	to Average	to Average Net	to Average Net	Portfolio
	Net Assets (c)	Assets (c) (d)	Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	2.92%	1.77%	2.21%	1.12%
Class C Shares
Period Ended October 31, 2007 (f) (g)	1.86%	1.42%	1.86%	1.12%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	1.86%	1.42%	1.86%	1.12%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	11.57%	1.06%	11.57%	1.12%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	2.57%	0.71%	2.57%	1.12%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	2.91%	0.50%	2.74%	1.12%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 59

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2020 Fund

		Investment Activities

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from
	Beginning	Investment	Gains on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.01	0.62	0.63
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.59	0.62
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.59	0.62
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.01	0.62	0.63
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04	0.60	0.64
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05	0.59	0.64

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
						Ratio of
					Net Assets at	Expenses
	Net		Net Asset		End	to Average
	Investment	Total	Value, End	Total	of Period	Net
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Assets (c)

Class A Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.60	6.35%	$47	0.85%
Class C Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.59	6.22%	$1	1.41%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.59	6.22%	$1	1.41%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.60	6.35%	$14	0.88%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.60	6.38%	$1	0.71%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.60	6.40%	$1,059	0.33%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratio of Net
		Ratio of	Investment
		Expenses	Income
	Ratio of Net	(Prior to	(Prior to
	Investment	Reimbursements)	Reimbursements)
	Income	to	to
	to Average	Average Net	Average Net	Portfolio
	Net Assets (c)	Assets (c) (d)	Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	0.36%	1.09%	0.12%	1.99%
Class C Shares
Period Ended October 31, 2007 (f) (g)	1.62%	1.41%	1.62%	1.99%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	1.62%	1.41%	1.62%	1.99%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	0.47%	1.03%	0.32%	1.99%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	2.33%	0.71%	2.33%	1.99%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	2.79%	0.50%	2.62%	1.99%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

60 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2025 Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net		Net Asset
	Beginning	Investment	Gains on	Investment	Investment	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (a) (b)

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.01	0.66	0.67	(0.03)	(0.03)	$10.64	6.74%
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.64	0.67	(0.03)	(0.03)	$10.64	6.72%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.64	0.67	(0.03)	(0.03)	$10.64	6.72%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.65	0.68	(0.03)	(0.03)	$10.65	6.84%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04	0.65	0.69	(0.04)	(0.04)	$10.65	6.87%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05	0.64	0.69	(0.04)	(0.04)	$10.65	6.90%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average Net	to Average Net	Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Assets (c) (d)	Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	$14	0.88%	0.37%	1.23%	0.03%	0.96%
Class C Shares
Period Ended October 31, 2007 (f) (g)	$1	1.41%	1.50%	1.41%	1.50%	0.96%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$1	1.41%	1.50%	1.41%	1.50%	0.96%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$1	1.06%	1.86%	1.06%	1.86%	0.96%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$1	0.70%	2.21%	0.70%	2.21%	0.96%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$1,064	0.33%	2.57%	0.50%	2.40%	0.96%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 61

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2030 Fund

		Investment Activities

				Net Realized
	Net Asset	Net		and	Total
	Value,	Investment		Unrealized	from
	Beginning	Income		Gains on	Investment
	of Period	(Loss)		Investments	Activities

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	—	(h)	0.75	0.75
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02		0.73	0.75
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02		0.73	0.75
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	(0.01)		0.76	0.75
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04		0.73	0.77
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04		0.73	0.77

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions				Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.72	7.54%	$25	0.88%
Class C Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.72	7.52%	$1	1.40%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.72	7.52%	$1	1.40%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.72	7.54%	$98	1.08%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.73	7.67%	$1	0.70%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.73	7.70%	$1,072	0.33%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
	Ratio of Net		Ratio of	Investment
	Investment		Expenses	Income (Loss)
	Income		(Prior to	(Prior to
	(Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	0.05%		1.19%	(0.27%	)	8.45%
Class C Shares
Period Ended October 31, 2007 (f) (g)	1.36%		1.40%	1.36%		8.45%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	1.37%		1.40%	1.37%		8.45%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	(0.51%	)	1.24%	(0.67%	)	8.45%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	2.07%		0.70%	2.07%		8.45%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	2.34%		0.50%	2.17%		8.45%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g)	Net investment income (loss) is based on average shares outstanding during the period.

(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

62 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2035 Fund

		Investment Activities				Distributions

				Net Realized
	Net Asset			and	Total
	Value,	Net		Unrealized	from	Net		Net Asset
	Beginning	Investment		Gains on	Investment	Investment	Total	Value, End	Total
	of Period	Income		Investments	Activities	Income	Distributions	of Period	Return (a) (b)

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	—	(h)	0.79	0.79	(0.03)	(0.03)	$10.76	7.95%
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02		0.76	0.78	(0.03)	(0.03)	$10.75	7.82%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02		0.76	0.78	(0.03)	(0.03)	$10.75	7.82%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03		0.75	0.78	(0.03)	(0.03)	$10.75	7.85%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03		0.77	0.80	(0.04)	(0.04)	$10.76	7.98%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04		0.76	0.80	(0.04)	(0.04)	$10.76	8.00%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average Net	to Average Net	Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Assets (c) (d)	Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	$28	0.87%	0.10%	1.15%	(0.18%)	0.85%
Class C Shares
Period Ended October 31, 2007 (f) (g)	$1	1.40%	1.24%	1.42%	1.22%	0.85%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$1	1.40%	1.24%	1.42%	1.22%	0.85%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$1	1.05%	1.80%	1.07%	1.78%	0.85%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$1	0.70%	1.93%	0.72%	1.91%	0.85%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$1,075	0.33%	2.28%	0.50%	2.11%	0.85%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Class A Shares
Period Ended October 31, 2007 (f) (g)
Class C Shares
Period Ended October 31, 2007 (f) (g)
Class R1 Shares
Period Ended October 31, 2007 (f) (g)
Class R2 Shares
Period Ended October 31, 2007 (f) (g)
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The amount is less than $0.005.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

2007 Annual Report 63

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2040 Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net		Net Asset
	Beginning	Investment	Gains on	Investment	Investment	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (a) (b)

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.81	0.83	(0.03)	(0.03)	$10.80	8.35%
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.82	0.84	(0.03)	(0.03)	$10.81	8.42%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.82	0.84	(0.03)	(0.03)	$10.81	8.42%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.82	0.84	(0.03)	(0.03)	$10.81	8.45%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.82	0.85	(0.04)	(0.04)	$10.81	8.48%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04	0.82	0.86	(0.04)	(0.04)	$10.82	8.61%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
	Net Assets	Ratio of	Investment	(Prior to	(Prior to
	at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Period	to Average	to Average	to Average Net	to Average Net	Portfolio
	(000’s)	Net Assets (c)	Net Assets (c)	Assets (c) (d)	Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	$1	0.98%	1.11%	1.51%	0.58%	1.45%
Class C Shares
Period Ended October 31, 2007 (f) (g)	$1	1.40%	1.13%	1.45%	1.07%	1.45%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$1	1.40%	1.13%	1.45%	1.08%	1.45%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$2	1.07%	1.09%	1.19%	0.97%	1.45%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$1	0.70%	1.83%	0.75%	1.77%	1.45%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$1,080	0.33%	2.10%	0.50%	1.93%	1.45%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Class A Shares
Period Ended October 31, 2007 (f) (g)
Class C Shares
Period Ended October 31, 2007 (f) (g)
Class R1 Shares
Period Ended October 31, 2007 (f) (g)
Class R2 Shares
Period Ended October 31, 2007 (f) (g)
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

[Additional columns below]

[Continued from above table, first column(s) repeated]

64 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2045 Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total					Net Assets
	Value,	Net	Unrealized	from	Net		Net Asset		at End of
	Beginning	Investment	Gains on	Investment	Investment	Total	Value, End	Total	Period
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (a) (b)	(000’s)

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.88	0.90	(0.03)	(0.03)	$10.87	9.06%	$2
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.87	0.89	(0.03)	(0.03)	$10.86	8.93%	$1
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.87	0.89	(0.03)	(0.03)	$10.86	8.93%	$1
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.87	0.89	(0.03)	(0.03)	$10.86	8.96%	$6
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.87	0.90	(0.04)	(0.04)	$10.86	8.98%	$1
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04	0.87	0.91	(0.04)	(0.04)	$10.87	9.11%	$1,085

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
			Ratio of	Investment
		Ratio of Net	Expenses	Income
	Ratio of	Investment	(Prior to	(Prior to
	Expenses	Income	Reimbursements)	Reimbursements)
	to Average	to Average	to Average Net	to Average Net	Portfolio
	Net Assets (c)	Net Assets (c)	Assets (c) (d)	Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	0.85%	1.32%	1.26%	0.91%	1.44%
Class C Shares
Period Ended October 31, 2007 (f) (g)	1.40%	0.90%	1.48%	0.82%	1.44%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	1.40%	0.90%	1.48%	0.82%	1.44%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	1.05%	1.25%	1.14%	1.16%	1.44%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	0.70%	1.59%	0.79%	1.50%	1.44%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	0.33%	2.01%	0.50%	1.84%	1.44%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 65

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Destination 2050 Fund

		Investment Activities

			Net Realized
	Net Asset	Net	and	Total
	Value,	Investment	Unrealized	from
	Beginning	Income	Gains on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	(0.01)	0.93	0.92
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.89	0.91
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.02	0.89	0.91
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.01	0.91	0.92
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.03	0.90	0.93
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04	0.90	0.94

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions					Ratios / Supplemental Data
					Net Assets	Ratio of
	Net		Net Asset		at End of	Expenses
	Investment	Total	Value, End	Total	Period	to Average
	Income	Distributions	of Period	Return (a) (b)	(000’s)	Net Assets (c)

Class A Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.89	9.25%	$53	0.86%
Class C Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.88	9.13%	$1	1.39%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.88	9.13%	$1	1.39%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	(0.03)	(0.03)	$10.89	9.25%	$13	1.06%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.89	9.28%	$1	0.70%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	(0.04)	(0.04)	$10.90	9.41%	$1,092	0.33%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of Net
	Ratio of Net		Ratio of	Investment
	Investment		Expenses	Income (Loss)
	Income		(Prior to	(Prior to
	(Loss)		Reimbursements)	Reimbursements)
	to Average		to Average	to Average		Portfolio
	Net Assets (c)		Net Assets (c) (d)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Period Ended October 31, 2007 (f) (g)	(0.30%	)	1.08%	(0.52%	)	0.82%
Class C Shares
Period Ended October 31, 2007 (f) (g)	0.87%		1.49%	0.78%		0.82%
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	0.87%		1.49%	0.77%		0.82%
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	0.62%		1.17%	0.51%		0.82%
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	1.57%		0.79%	1.48%		0.82%
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	1.98%		0.50%	1.81%		0.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

66 Annual Report 2007

Financial Highlights
(Selected Data for Each Share of Capital Outstanding throughout the periods indicated)

Nationwide Retirement Income Fund

		Investment Activities			Distributions

			Net Realized
	Net Asset		and	Total
	Value,	Net	Unrealized	from	Net		Net Asset
	Beginning	Investment	Gains on	Investment	Investment	Total	Value, End
	of Period	Income	Investments	Activities	Income	Distributions	of Period

Class A Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.06	0.30	0.36	(0.03)	(0.03)	$10.33
Class C Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05	0.30	0.35	(0.03)	(0.03)	$10.32
Class R1 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.04	0.30	0.34	(0.03)	(0.03)	$10.32
Class R2 Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.05	0.31	0.36	(0.03)	(0.03)	$10.33
Institutional Service Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.06	0.31	0.37	(0.04)	(0.04)	$10.33
Institutional Class Shares
Period Ended October 31, 2007 (f) (g)	$10.00	0.07	0.31	0.38	(0.04)	(0.04)	$10.34

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Ratios / Supplemental Data
						Ratio of Net
					Ratio of	Investment
				Ratio of Net	Expenses	Income
		Net Assets	Ratio of	Investment	(Prior to	(Prior to
		at End of	Expenses	Income	Reimbursements)	Reimbursements)
	Total	Period	to Average	to Average	to Average	to Average	Portfolio
	Return (a) (b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)	Net Assets (c) (d)	Turnover (e)

Class A Shares
Period Ended .03% October 31, 2007 (f) (g)	3.64%	$1	1.07%	3.18%	1.79%	2.46%	1
Class C Shares
Period Ended .03% October 31, 2007 (f) (g)	3.51%	$1	1.43%	2.59%	1.43%	2.59%	1
Class R1 Shares
Period Ended .03% October 31, 2007 (f) (g)	3.51%	$1	1.43%	2.59%	1.43%	2.59%	1
Class R2 Shares
Period Ended .03% October 31, 2007 (f) (g)	3.64%	$1	1.07%	2.95%	1.07%	2.95%	1
Institutional Service Class Shares
Period Ended .03% October 31, 2007 (f) (g)	3.67%	$1	0.72%	3.31%	0.72%	3.31%	1
Institutional Class Shares
Period Ended .03% October 31, 2007 (f) (g)	3.79%	$1,033	0.33%	3.74%	0.50%	3.57%	1

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See Accompanying Notes to Financial Statements.

2007 Annual Report 67

Notes to Financial Statements
October 31, 2007

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to May 1, 2007, the Trust was named “Gartmore Mutual Fund.” Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds.” The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2007, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates fifty-nine (59) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (individually, a “Fund”; collectively, the “Funds”):

-	Nationwide Destination 2010 Fund (“Destination 2010”)
-	Nationwide Destination 2015 Fund (“Destination 2015”)
-	Nationwide Destination 2020 Fund (“Destination 2020”)
-	Nationwide Destination 2025 Fund (“Destination 2025”)
-	Nationwide Destination 2030 Fund (“Destination 2030”)
-	Nationwide Destination 2035 Fund (“Destination 2035”)
-	Nationwide Destination 2040 Fund (“Destination 2040”)
-	Nationwide Destination 2045 Fund (“Destination 2045”)
-	Nationwide Destination 2050 Fund (“Destination 2050”)
-	Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

68 Annual Report 2007

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.50% of the Fund’s average daily net assets. Out of that fee, NFA pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest, brokerage fees, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund’s business.

NFA and the Funds have entered into a written contract under which the NFA has agreed to waive an amount equal to 0.17% of the amount payable to it under Management Fees at least through February 28, 2009.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class C, Class R1, and Class R2 shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of Nationwide Financial Services (“NFS”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class C shares, 0.65% for Class R1 shares, and 0.50% for Class R2 shares.

2007 Annual Report 69

Notes to Financial Statements (Continued)
October 31, 2007

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. The contingent deferred sales charges (“CDSC”) of 0.50%, if applicable, will be imposed on redemptions of Class A shares made within 18 months of the purchase if no sales charges were paid pm the original purchase and a finders fee was paid. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the period ended October 31, 2007, NFD received commissions of $367 from front-end sales charges of Class A shares and from CDSC fees from Class C shares of the Funds, of which $47 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management, LLC (“NFM”) (formerly, Gartmore Investor Services, Inc. (“GISI”)), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds (prior to May 1, 2007, this service was provided by Gartmore SA Capital Trust (“GSA”)), and, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds (prior to May 1, 2007, this service was provided by GISI, an indirect subsidiary of GSA). The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds. Effective August 1, 2007, The BISYS Group Inc. was acquired by and became a wholly owned subsidiary of Citi. Prior to August 1, 2007, BISYS Group Inc. provided sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R1, Class R2, and Institutional Service Class shares of each of the Funds.

For the period ended October 31, 2007, NFS did not receive Administrative Services Fees from the Funds. Under the terms of a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Trust and the Trust, the Trust has agreed to reimburse NFA certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended October 31, 2007, the Funds portion of such costs amounted to $0.

70 Annual Report 2007

As of October 31, 2007, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Destination 2010	92%

Destination 2015	100%

Destination 2020	95%

Destination 2025	99%

Destination 2030	90%

Destination 2035	98%

Destination 2040	100%

Destination 2045	99%

Destination 2050	94%

Retirement Income	100%

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 25, 2007, with a commitment fee of 0.07% per year on $100,000,000. There are four (4) other Lenders participating in this arrangement. There were no borrowings under this line of credit during the period ended October 31, 2007.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

Purchases and sales of Underlying Funds for the period ended October 31, 2007, are summarized as follows:

Fund	Purchases	Sales

Destination 2010	$1,162,218	$66,768

Destination 2015	1,016,224	11,572

Destination 2020	1,083,259	20,981

Destination 2025	1,027,385	10,052

Destination 2030	1,214,079	91,548

Destination 2035	1,038,830	9,002

Destination 2040	1,019,788	15,166

Destination 2045	1,023,933	15,188

Destination 2050	1,078,829	8,828

Retirement Income	1,016,066	10,470

2007 Annual Report 71

Notes to Financial Statements (Continued)
October 31, 2007

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. Recently Issued Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Thus, as the Target Destination Funds commenced operations August 30, 2007, FIN 48 was adopted for these Funds. Management has evaluated the implications of FIN 48 and has concluded that there was no impact to the Fund’s financial statements as of October 31, 2007. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

72 Annual Report 2007

10. Federal Tax Information

The tax character of distributions paid during the period ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from

		Net Long		Total
	Ordinary	Term Capital	Total Taxable	Distributions
Fund	Income	Gains	Distributions	Paid

Destination 2010	$3,792	$—	$3,792	$3,792

Destination 2015	3,827	—	3,827	3,827

Destination 2020	3,883	—	3,883	3,883

Destination 2025	3,850	—	3,850	3,850

Destination 2030	3,804	—	3,804	3,804

Destination 2035	3,866	—	3,866	3,866

Destination 2040	3,875	—	3,875	3,875

Destination 2045	3,927	—	3,927	3,927

Destination 2050	3,890	—	3,890	3,890

Retirement Income	3,862	—	3,862	3,862

As of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis was as follows:

					Total
	Undistributed	Undistributed		Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Earnings
Fund	Income	Capital Gains	Earnings	(Depreciation)*	(Deficit)

Destination 2010	$4,929	$—	$4,929	$50,825	$55,754

Destination 2015	2,110	—	2,110	54,747	56,857

Destination 2020	2,354	—	2,354	59,435	61,789

Destination 2025	1,523	—	1,523	64,129	65,652

Destination 2030	5,005	—	5,005	69,990	74,995

Destination 2035	1,000	—	1,000	76,246	77,246

Destination 2040	1,037	—	1,037	80,741	81,778

Destination 2045	920	—	920	86,052	86,972

Destination 2050	546	—	546	90,755	91,301

Retirement Income	3,246	—	3,246	30,886	34,132

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

2007 Annual Report 73

Notes to Financial Statements (Continued)
October 31, 2007

As of October 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Destination 2010	$1,099,717	$50,825	$—	$50,825

Destination 2015	1,006,212	54,747	—	54,747

Destination 2020	1,064,278	59,435	—	59,435

Destination 2025	1,018,680	64,129	—	64,129

Destination 2030	1,127,636	69,990	—	69,990

Destination 2035	1,031,088	76,246	—	76,246

Destination 2040	1,005,969	80,741	—	80,741

Destination 2045	1,010,015	86,052	—	86,052

Destination 2050	1,070,900	90,755	—	90,755

Retirement Income	1,007,322	30,886	—	30,886

74 Annual Report 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund and Nationwide Retirement Income Fund (ten series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2007 and the results of each of their operations, changes in each of their net assets and the financial highlights for the period August 30, 2007 (commencement of operations) through October 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2007

2007 Annual Report 75

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended October 31, 2007, the following Funds paid qualified dividend income:

Qualified
Dividend
Fund	Income

Destination 2010	$659

Destination 2015	1,010

Destination 2020	1,028

Destination 2025	1,276

Destination 2030	830

Destination 2035	1,641

Destination 2040	1,728

Destination 2045	1,772

Destination 2050	1,829

Retirement Income	528

For the taxable year ended October 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividend
Received
Fund	Deduction

Destination 2010	36%

Destination 2015	51%

Destination 2020	41%

Destination 2025	46%

Destination 2030	25%

Destination 2035	41%

Destination 2040	42%

Destination 2045	45%

Destination 2050	46%

Retirement Income	58%

76 Annual Report 2007

Supplemental Information

1. Approval of Investment Adviser Contract

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

The Board of Trustees (the “Board”) met on June 12 and 13, 2007 (the “Meeting”), to consider, among other things, the creation of ten new series — the Nationwide Target Destination Funds (“Target Funds”), which are funds-of-funds, and to consider the proposed adviser, advisory services and advisory fees for such Target Funds. At the Meeting, the Board considered whether to approve an investment advisory agreement between Nationwide Fund Advisors (“NFA”) and Nationwide Mutual Funds (the “Trust”) on behalf of the Target Funds.

The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering the Target Funds’ proposed investment advisory agreement. The Board considered all information it deemed relevant, including, but not limited to, the following information with respect to the Target Funds:

1. the Target Funds’ proposed advisory fee and anticipated ancilliary benefits to NFA;

2. the Target Funds’ proposed advisory fee in comparison to the advisory fees of the Target Funds’ proposed competitive peer groups;

3. the Target Funds’ proposed Lipper/ Morningstar categories and benchmarks; and

4. the Target Funds’ proposed total expenses in comparison to those of the Target Funds’ peer groups.

Because the Target Funds are new, the Board could not consider comparative information regarding fund performance, or the level of profitability (or lack thereof) that NFA would receive for investment management services provided to the Target Funds.

Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees (as such term is defined in Section 2(a)(19) of the 1940 Act), determined it was appropriate to approve the Target Funds’ advisory agreement for an initial period to run through May 1, 2009 for the following reasons:

Board Approval

The Board considered NFA’s recommendation to create the Target Funds to provide a stand alone, long-term strategic asset allocation program. Specifically, the Board considered that the Target Funds with dates designated in their names have target dates intended to represent the approximate retirement year for the investor. As the target date approaches, each such Target Fund would become incrementally more conservative in its risk profile by gradually decreasing the allocation to equity investments while correspondingly increasing the allocations to fixed income and money market investments. The Board considered that each Target Fund (other than the Retirement Income Fund) seeks to provide capital appreciation and income consistent with its current asset allocation; and that the Retirement Income Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, seeks capital appreciation.

The Board considered NFA’s proposed investment process for the Target Funds noting that each of the Target Funds 2010 through 2050 series would be invested in up to 14 asset classes selected by NFA based on strategic asset allocation models and allocations to such models proposed by Ibbotson Associates, Inc. (“Ibbotson”). Ibbotson is a registered

2007 Annual Report 77

Supplemental Information (Continued)

investment adviser and a wholly-owned subsidiary of Morningstar, Inc. that would be engaged by NFA on a consultant basis. The Board also considered that the underlying investments in such models would be represented predominately by affiliated and unaffiliated, passively-managed equity- and fixed-income investments (“Underlying Funds”). NFA discussed some of the anticipated principal competitors in the market and plans to differentiate the Target Funds from its competitors.

Next, the Board considered the proposed “unified fee” arrangement for the Target Funds. Under that arrangement, investment advisory services and a bundle of various services that include services such as fund administration and transfer agency services would be covered by the fee. The Board reviewed the expenses that would be covered and those that would be excluded under the unified fee structure. NFA stated its belief that the unified fees paid by the Target Funds are for services that are in addition to—not duplicative of—the services provided to the Underlying Funds. These services include the asset allocation and monitoring functions provided by NFA. The Board then reviewed the expense structure of the Target Fund 2020 series and comparative fund expense data of similarly-managed competitor funds. NFA stated its belief that the Target Funds were competitively priced compared to peer fund groups—with the exception of one fund group that represented the lowest expense ratio among those compared. The Board then discussed with NFA and its affiliates, the proposed marketing and distribution plans for the Target Funds.

The Board considered the information and discussion with respect to the services proposed to be provided to the Target Funds by NFA, including any anticipated ancillary benefits to be received by NFA including fee income, if any, for performing other services, soft dollars, and affiliated brokerage commissions.

The Board, including a majority of the Independent Trustees, having considered all of the information it deemed relevant and being satisfied with NFA’s and its affiliates’ responses to the Board’s questions determined to approve the investment advisory agreement for the Target Funds through May 1, 2009 and to undertake the Board’s review and any consideration of reapproval of the Target Funds’ advisory agreement at its December 2008-January 2009 Annual 15(c) Contract Review Meeting.

78 Annual Report 2007

Management Information October 31, 2007 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2007

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	102	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	102	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry) Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	102	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.	102	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	102	None

2007 Annual Report 79

Management Information October 31, 2007 (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of
October 31, 2007 (Continued)

			Number of Portfolios
	Position(s) Held		in the
	with the Trust	Principal Occupation(s)	Nationwide Fund	Other
Name, Address and	and Length of	During Past	Complex Overseen	Directorships
Year of Birth	Time Served[1]	Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 – 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association – College Retirement Equities Fund).	102	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	102	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	102	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	102	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

80 Annual Report 2007

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2007

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund
Name, Address and	Length of	Occupation(s)	Complex Overseen	Other Directorships
Year of Birth	Time Served[1]	During Past 5 Years	by Trustee	Held by Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	102	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

John H. Grady Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1961	President & Chief Executive Officer since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,[2] Nationwide Fund Management LLC, [2] and Nationwide Fund Distributors LLC,[2] and NWD Investments,[2] the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide Separate Accounts LLC and Nationwide SA Capital Trust[2]. From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).	N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]	N/A	N/A

2007 Annual Report 81

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of
October 31, 2007 (Continued)

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund
Name, Address and	Length of	Occupation(s)	Complex Overseen	Other Directorships
Year of Birth	Time Served[1]	During Past 5 Years	by Trustee	Held by Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.	N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group.[2]	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

82 Annual Report 2007

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the period covered by the report, with respect to the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments (except as noted hereinbelow) to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2. During the period covered by the report, the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions: (i) was amended, effective as of May 1, 2007, to reflect the “rebranding” change in the registrant’s name and in the names of certain affiliated service providers from a “Gartmore” brand name to a “Nationwide” brand name; and (ii) was revised, effective as of October 1, 2007, to reflect the changes in the “Covered Persons” under the code of ethics.
Item 3. Audit Committee Financial Expert.
(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Charles Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.
Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007.

	2006		2007

Audit Fees	$489,034		$651,713
Audit-Related Fees	$0		$14,000	(1)
Tax Fees	$151,427	(2)	$183,919	(3)
All Other Fees	$0		$0

Total	$640,461		$852,632

[1]	Includes fees related to FIN 48.

[2]	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

[3]	Relates to consents provided for registration statements.
The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007.

	2006	2007

Audit-Related Fees	None	None
Tax Fees	$13,825 (1)	$15,000 (2)
All Other Fees	None	None

Total	$13,825 (1)	$15,000 (2)

(1)	Relates to expatriate tax compliance and advisory services to Gartmore Global Investments, Inc. for employees on international assignment including local tax return preparation in overseas locations.

(2)	Relates to expatriate tax compliance and advisory services to NWD Investments, Inc. for employees on international assignment including local tax return preparation in overseas locations.

     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.
4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007:

	2006	2007

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None
The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007:

	2006	2007

Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
4(f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended October 31, 2007, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was ___% [if over 50%]. Not Applicable

     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended October 31, 2006, and October 31, 2007 were $0, and $0, respectively.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Schedule of Investments.
File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.
Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS
By (Signature and Title)	/s/ JOSEPH FINELLI
	Name:	Joseph Finelli
	Title:	Treasurer
	Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ JOHN H. GRADY
	Name:	John H. Grady
	Title:	President & Principal Executive Officer
	Date:	January 4, 2008

By (Signature and Title)	/s/ JOSEPH FINELLI
	Name:	Joseph Finelli
	Title:	Treasurer
	Date:	January 4, 2008